                                                                               .
                                                                               .
                                                                               .

MainStay VP Series Fund, Inc. Prospectus                            May 1, 2005

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                                                                               -

                                                                 MAINSTAY VP SERIES FUND, INC.
                                                                 OFFERS 21 PORTFOLIOS IN THIS
                                                                 PROSPECTUS
                                                                  Equity
                                                                 Capital Appreciation Portfolio........    page A-5
                                                                 Common Stock Portfolio................    page A-7
                                                                 Developing Growth Portfolio (formerly
                                                                   Lord Abbett Developing Growth
                                                                   Portfolio)..........................    page A-9
                                                                 Growth Portfolio (formerly Eagle Asset
                                                                   Management Growth Equity
                                                                   Portfolio)..........................    page A-11
                                                                 International Equity Portfolio........    page A-13
                                                                 Mid Cap Core Portfolio................    page A-15
                                                                 Mid Cap Growth Portfolio..............    page A-17
                                                                 S&P 500 Index Portfolio...............    page A-20
                                                                 Small Cap Growth Portfolio............    page A-22
                                                                  Blended
                                                                 Balanced Portfolio....................    page A-24
                                                                 Basic Value Portfolio (formerly
                                                                   Dreyfus Large Company Value
                                                                   Portfolio)..........................    page A-27
                                                                 Convertible Portfolio.................    page A-29
                                                                 Income & Growth Portfolio (formerly
                                                                   American Century Income & Growth
                                                                   Portfolio)..........................    page A-31
                                                                 Mid Cap Value Portfolio...............    page A-33
                                                                 Total Return Portfolio................    page A-35
                                                                 Value Portfolio.......................    page A-37
                                                                  Income
                                                                 Bond Portfolio........................    page A-39
                                                                 Floating Rate Portfolio...............    page A-41
                                                                 Government Portfolio..................    page A-43
                                                                 High Yield Corporate Bond Portfolio...    page A-45
                                                                 Cash Management Portfolio.............    page A-47

INITIAL AND SERVICE CLASS SHARES
NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 WHAT'S INSIDE?

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                                                                               -

                                                              PAGE
                                                              -----
THE FUND AND THE SEPARATE ACCOUNTS..........................    A-3
INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
  PRINCIPAL RISKS: AN OVERVIEW..............................    A-4
     Not insured............................................    A-4
     You could lose money...................................    A-4
     NAV will fluctuate.....................................    A-4
     More information.......................................    A-4
CAPITAL APPRECIATION PORTFOLIO..............................    A-5
COMMON STOCK PORTFOLIO......................................    A-7
DEVELOPING GROWTH PORTFOLIO (formerly Lord Abbett Developing
  Growth Portfolio).........................................    A-9
GROWTH PORTFOLIO (formerly Eagle Asset Management Growth
  Equity Portfolio).........................................   A-11
INTERNATIONAL EQUITY PORTFOLIO..............................   A-13
MID CAP CORE PORTFOLIO......................................   A-15
MID CAP GROWTH PORTFOLIO....................................   A-17
S&P 500 INDEX PORTFOLIO.....................................   A-20
SMALL CAP GROWTH PORTFOLIO..................................   A-22
BALANCED PORTFOLIO..........................................   A-24
BASIC VALUE PORTFOLIO (formerly Dreyfus Large Company Value
  Portfolio)................................................   A-27
CONVERTIBLE PORTFOLIO.......................................   A-29
INCOME & GROWTH PORTFOLIO (formerly American Century Income
  & Growth Portfolio).......................................   A-31
MID CAP VALUE PORTFOLIO.....................................   A-33
TOTAL RETURN PORTFOLIO......................................   A-35
VALUE PORTFOLIO.............................................   A-37
BOND PORTFOLIO..............................................   A-39
FLOATING RATE PORTFOLIO.....................................   A-41
GOVERNMENT PORTFOLIO........................................   A-43
HIGH YIELD CORPORATE BOND PORTFOLIO.........................   A-45
CASH MANAGEMENT PORTFOLIO...................................   A-47
INVESTMENT POLICIES.........................................   A-49
MORE ABOUT INVESTMENT STRATEGIES AND RISKS..................   A-49
     DERIVATIVE SECURITIES..................................   A-49
     FOREIGN SECURITIES.....................................   A-49
     LENDING OF PORTFOLIO SECURITIES........................   A-50
     LOAN PARTICIPATION INTERESTS...........................   A-50
     MORTGAGE-BACKED AND ASSET-BACKED SECURITIES............   A-50
     RISK MANAGEMENT TECHNIQUES.............................   A-50
     SWAP AGREEMENTS........................................   A-50
     WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS.........   A-51
     RISKS OF INVESTING IN HIGH YIELD DEBT ("JUNK BONDS")...   A-51
     TEMPORARY DEFENSIVE INVESTMENTS........................   A-51
     PORTFOLIO TURNOVER.....................................   A-51
THE FUND AND ITS MANAGEMENT.................................   A-51
PURCHASE AND REDEMPTION OF SHARES...........................   A-56
TAXES, DIVIDENDS AND DISTRIBUTIONS..........................   A-58
GENERAL INFORMATION.........................................   A-58
FINANCIAL HIGHLIGHTS........................................   A-59

                            ------------------------

                       THE FUND AND THE SEPARATE ACCOUNTS

--------------------------------------------------------------------------------
                                                                               -

This Prospectus describes Initial Class and Service Class shares offered by MainStay VP Series Fund, Inc. (the "Fund"). The Fund, an open-end investment management company, is a Maryland corporation organized on June 3, 1983.

The Fund offers twenty-one separate series, each of which represents a separate portfolio of investments--the MainStay VP Income & Growth Portfolio ("Income & Growth") (formerly, American Century Income & Growth Portfolio), the MainStay VP Bond Portfolio ("Bond"), the MainStay VP Capital Appreciation Portfolio ("Capital Appreciation"), the MainStay VP Cash Management Portfolio ("Cash Management"), the MainStay VP Common Stock Portfolio ("Common Stock"), the MainStay VP Convertible Portfolio ("Convertible"), the MainStay VP Basic Value Portfolio ("Basic Value") (formerly, Dreyfus Large Company Value Portfolio), the MainStay VP Growth Portfolio ("Growth") (formerly, Eagle Asset Management Growth Equity Portfolio), the MainStay VP Government Portfolio ("Government"), the MainStay VP High Yield Corporate Bond Portfolio ("High Yield Corporate Bond"), the MainStay VP International Equity Portfolio ("International Equity"), the MainStay VP Developing Growth Portfolio ("Developing Growth") (formerly, Lord Abbett Developing Growth Portfolio), the MainStay VP Mid Cap Core Portfolio ("Mid Cap Core"), the MainStay VP Mid Cap Growth Portfolio ("Mid Cap Growth"), the MainStay VP Mid Cap Value Portfolio ("Mid Cap Value"), the MainStay VP S&P 500 Index Portfolio ("S&P 500 Index"), the MainStay VP Small Cap Growth Portfolio ("Small Cap Growth"), the MainStay VP Total Return Portfolio ("Total Return"), the MainStay VP Value Portfolio ("Value"), the MainStay VP Balanced Portfolio ("Balanced") and the MainStay VP Floating Rate Portfolio ("Floating Rate") (each a "Portfolio" and collectively the "Portfolios"). Each Portfolio offers Initial Class and Service Class shares, except the Cash Management, which offers only Initial Class shares. In many respects, each Portfolio resembles a separate fund. At the same time, in certain important respects, the Fund is treated as a single entity.

Shares of the Portfolios are currently offered to certain Separate Accounts to fund variable annuity policies and variable life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") (collectively, "Policies" and individually, "Policy").

The terms "shareholder" or "shareholders" in this Prospectus refer to the Separate Accounts, and the rights of the Separate Accounts as shareholders are different from the rights of an owner of a Policy ("Owner"). The rights of an Owner are described in the Policy. The current prospectus for the relevant Policy (which accompanies this Prospectus) describes the rights of the Separate Accounts as shareholders and the rights of an Owner. The Separate Accounts invest in shares of the Portfolios in accordance with allocation instructions received from Owners.

The current prospectus for the Policy describes the Policy and the relationship between changes in the value of shares of the Portfolios and the benefits payable under a Policy.

             Investment Objectives, Principal Investment Strategies
                        and Principal Risks: An Overview

This Prospectus discusses twenty-one Portfolios which invest for varying combinations of income and capital appreciation. Each of the Portfolios pursues somewhat different strategies to achieve its objective. Under normal market conditions, the Equity Portfolios invest primarily in equity securities, the Income Portfolios invest primarily in debt securities, and Blended Portfolios invest in a mix of equity and fixed income securities. Each of the Portfolios is managed by New York Life Investment Management LLC ("NYLIM" or the "Manager"). NYLIM is responsible for the day-to- day portfolio management of six of the Portfolios and has retained subadvisors for fifteen of the Portfolios. In times of unusual or adverse conditions, each Portfolio may invest for temporary or defensive purposes outside the scope of its principal investment focus.

Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When you buy stock in a corporation you become part owner. The Portfolios may buy equity securities through stock exchanges, such as the New York Stock Exchange, the American Stock Exchange, or foreign stock exchanges, or in the over-the-counter market. There are many different types of equity securities, including stocks, convertible securities, American Depositary Receipts and others. Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid.

Both governments and private companies may raise needed cash by issuing or selling debt securities to investors. The Portfolios may buy debt securities directly from those governments and companies or in the secondary trading markets. There are many different types of debt securities, including bonds, notes, debentures and others. Some pay fixed rates of return; others pay variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount to be paid at maturity. The amount of interest paid is subject to many variables, including creditworthiness of the issuer, length of maturity of the security, market factors, and the nature of the debt instrument. Each of the Portfolios described in this Prospectus invests in particular types of debt securities, consistent with its own investment objective and strategies which are described in the succeeding pages of this Prospectus.

NOT INSURED
An investment in the Portfolios is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Cash Management Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

YOU COULD LOSE MONEY
Before considering an investment in one or more of the Portfolios, you should understand that you could lose money.

NAV WILL FLUCTUATE
The value of Portfolio shares, also known as the net asset value ("NAV"), will fluctuate based on the value of the Portfolio's holdings. Security values change. Investment in common stocks and other equity securities is particularly subject to the risks of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of a Portfolio's holdings. In the case of debt securities, security values change when interest rates change. Generally when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up. Other factors, such as changes in how the market views the creditworthiness of an issuer, changes in economic or market conditions, changes in relative values of currencies, the risks inherent in management's ability to anticipate such changes, and changes in the average maturity of a Portfolio's investment, can also affect security values and Portfolio share price.

MORE INFORMATION
The next section of this Prospectus gives you more detailed information about the investment objectives, policies, principal investment strategies, principal risks and performance of each of the Portfolios offered in this Prospectus. Please review it carefully.

                   MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO

INVESTMENT OBJECTIVE -- The Capital Appreciation Portfolio's investment objective is to seek long-term growth of capital. Dividend income, if any, is an incidental consideration.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests in securities of U.S. companies with investment characteristics such as:

- participation in expanding product or service markets,

- increasing unit sales volume,

- increasing return on investment, and

- growth in revenues and earnings per share superior to that of the average of common stocks comprising indices such as the S&P 500(R) Index.

The Portfolio also may invest up to 20% of its assets in debt securities, U.S. government securities and cash or cash equivalents. The Portfolio also invests in convertible securities and REITs (real estate investment trusts).

REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. The value of a REIT is affected by changes in the values of the properties owned by the REIT or securing mortgages held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs.

INVESTMENT PROCESS -- The Portfolio maintains a flexible approach towards investing in various types of companies as well as types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets.

As a result, the Portfolio may invest in other securities which, in the judgment of MacKay Shields LLC, the Portfolio's Subadvisor, are ready for a rise in price, or are expected to undergo an acceleration in growth of earnings. The latter could occur because of special factors, such as: new management, new products, changes in consumer demand or changes in the economy.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, a decline in unit sales volume, a decrease in investment returns, or a deceleration in revenue and earnings growth.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated business setbacks. Some of the securities, therefore, may carry above-average risk, compared to common stock indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one, five, and ten years compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


CAPITAL APPRECIATION PORTFOLIO --
INITIAL CLASS                         QUARTER/YEAR   RETURN
Highest Return/Best Quarter              4/98        26.65%
Lowest Return/Worst Quarter              1/01       -19.42%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                    1 YEAR   5 YEARS   10 YEARS
Capital Appreciation Portfolio --
  Initial Class                      4.16%   -8.91%      8.02%
  Service Class(1)                   3.90%   -9.14%      7.75%
S&P 500(R) Index(2)                 10.88%   -2.30%     12.07%
Russell 1000(R) Growth Index(3)      6.30%   -9.29%      9.59%

(1) Performance for the Service Class shares, first offered 6/5/03, includes historical performance of the Initial Class shares from 1/1/95 to 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.
(2) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.
(3) The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[Bar Chart]

95                                                                               35.78
96                                                                               18.75
97                                                                               23.49
98                                                                               38.14
99                                                                               25.41
00                                                                              -10.72
01                                                                              -23.22
02                                                                              -30.83
03                                                                               26.99
04                                                                                4.16

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                            INITIAL   SERVICE
                                             CLASS     CLASS
                                            -------   -------
    Advisory Fee                             0.36%     0.36%
    Distribution and Service (12b-1) Fees    None      0.25%(1)
    Other Expenses
    (includes Administration Fee of 0.20%)   0.29%     0.29%
    Total Portfolio Operating Expenses       0.65%     0.90%

(1) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $66        $208        $362        $  810
  Service Class           $92        $287        $498        $1,108

                       MAINSTAY VP COMMON STOCK PORTFOLIO

INVESTMENT OBJECTIVE -- The Common Stock Portfolio's investment objective is to seek long-term growth of capital, with income as a secondary consideration.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in common stocks.

INVESTMENT PROCESS -- NYLIM, the Portfolio's Manager, will seek to identify companies that are considered to have a high probability of outperforming the S&P 500(R) Index over the following six to twelve months. The underlying process for selecting stocks is based on a quantitative process that ranks stocks based on traditional value measures, earnings quality and technical factors. On occasion, trading strategies that seek to realize returns over shorter periods may be employed. The Portfolio normally invests in common stocks of well-established US companies, primarily those with large-capitalizations. The Portfolio invests in companies with market capitalizations that, at the time of investment, are similar to companies in the S&P 500(R) Index and the Russell 1000 Index. The Portfolio is managed with a core orientation (including growth and value equities). NYLIM uses a bottom up approach that assesses stocks based on their individual strengths, rather than focusing on the underlying sectors/industries of those stocks or on general economic trends.

The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. S&P 500(R) is a trademark of The McGraw-Hill Companies, Inc. The market capitalizations of companies in this index fluctuate; as of the date of this prospectus, they range from $624 million to $381.9 billion. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The market capitalizations of companies in this Index fluctuate; as of the date of this prospectus, they range from $484 million to $381.3 billion.

NYLIM may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, NYLIM may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

The principal risk of investing in value stocks is that they may never reach what NYLIM believes is their full value or that they may even go down in value.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Portfolio) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


COMMON STOCK PORTFOLIO -- INITIAL
CLASS                                 QUARTER/YEAR   RETURN
Highest Return/Best Quarter              4/99        23.35%
Lowest Return/Worst Quarter              1/01       -15.25%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                     1 YEAR   5 YEARS   10 YEARS
Common Stock Portfolio--
  Initial Class                      10.90%   -3.18%     11.05%
  Service Class(1)                   10.62%   -3.42%     10.79%
S&P 500(R) Index(2)                  10.88%   -2.30%     12.07%
Russell 1000(R) Index(3)             11.40%   -1.76%     12.16%

(1) Performance for the Service Class shares, first offered 6/5/03, includes historical performance of the Initial Class shares from 1/1/95 to 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.
(2) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Total returns assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.
(3) The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[BAR CHART]

95                                                                               29.16
96                                                                               24.50
97                                                                               26.75
98                                                                               26.59
99                                                                               29.96
00                                                                               -3.34
01                                                                              -17.09
02                                                                              -24.25
03                                                                               26.37
04                                                                               10.90

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                           INITIAL   SERVICE
                                            CLASS     CLASS
                                           -------   -------
    Advisory Fee                            0.25%     0.25%
    Distribution and Service (12b-1) Fees   None      0.25%(1)
    Other Expenses
    (includes Administration Fee of
    0.20%)                                  0.28%     0.28%
    Total Portfolio Operating Expenses      0.53%     0.78%

(1) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $54        $170        $296         $665
  Service Class           $80        $249        $433         $966

                    MAINSTAY VP DEVELOPING GROWTH PORTFOLIO*

INVESTMENT OBJECTIVE -- The Developing Growth Portfolio's investment objective is to seek long-term growth of capital through a diversified and actively-managed portfolio consisting of developing growth companies, many of which are traded over the counter.

PRINCIPAL INVESTMENT STRATEGIES -- Normally, the Portfolio invests primarily in the common stocks of companies with above average long-range growth potential, particularly smaller companies considered to be in the developing growth phase. This phase is a period of swift development, when growth occurs at a rate rarely equaled by established companies in their mature years. The Portfolio looks for companies in this phase and, under normal circumstances, will invest at least 65% of its total assets in securities of such companies. Developing growth companies are almost always small, often young (in relation to the large companies which make up the S&P 500(R) Index), and their shares are frequently traded over the counter. A small company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 2000 Index, a widely-used benchmark for small-cap stock performance. As of January 31, 2005, the market capitalization range of the Index was $198 million to $6.32 billion. This range varies daily. Having, in the view of Lord, Abbett & Co. LLC, the Portfolio's Subadvisor, passed the pitfalls of the formative years, these companies may now be in a position to grow rapidly in their market. The Portfolio's Subadvisor uses a bottom-up stock selection process, which means that it focuses on the investment fundamentals of companies, rather than reacting to stock market events. However, the actual growth of a company cannot be foreseen and it may be difficult to determine in which phase a company is presently situated. In addition, the Portfolio may invest in companies which are in their formative years.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate which is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Although small-company stocks offer significant appreciation potential, they generally carry more risk than larger companies. Generally, small companies rely on limited product lines and markets, financial resources, or other factors, and may lack management depth or experience. This may make them more susceptible to setbacks or economic downturns.


Small-company stocks tend to be more volatile in price, have fewer shares outstanding and trade less frequently than other stocks. Therefore, small-company stocks often are subject to wider price fluctuations. Many small-company stocks are traded over the counter and are not traded in the volume typical of stocks listed on a national securities exchange.


Opportunities for greater gain often come with greater risk of loss. The stocks of developing growth companies may carry above-average risk compared to common stock indices such as the S&P 500(R) Index.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

---------------
* Formerly MainStay VP Lord Abbett Developing Growth Portfolio.

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

DEVELOPING GROWTH PORTFOLIO -- INITIAL CLASS  QUARTER/YEAR   RETURN
Highest Return/Best Quarter                      4/01         25.37%
Lowest Return/Worst Quarter                      3/02        -23.20%

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                                     SINCE
                                                   INCEPTION
                                1 YEAR   5 YEARS    5/1/98
Developing Growth Portfolio --
  Initial Class                   5.86%  -4.83%     -0.76%
  Service Class(1)                5.60%  -5.07%     -1.01%
S&P 500(R) Index(2)              10.88%  -2.30%      2.82%
Russell 2000(R) Growth
  Index(3)                       14.31%  -3.57%      1.06%

(1) Performance for the Service Class shares, first offered 6/5/03, includes historical performance of the Initial Class shares from 5/1/98 to 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.
(2) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.
(3) The Russell 2000(R) Growth Index measures the performance of those companies in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[BAR CHART]

99                                                                               32.19
00                                                                              -19.08
01                                                                               -7.34
02                                                                              -28.98
03                                                                               38.49
04                                                                                5.86

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                           INITIAL   SERVICE
                                            CLASS     CLASS
                                           -------   -------
    Advisory Fee(1)                         0.60%     0.60%
    Distribution and Service (12b-1) Fees   None      0.25%(2)
    Other Expenses
    (includes Administration Fee of
    0.20%)                                  0.48%     0.48%
    Total Portfolio Operating Expenses      1.08%     1.33%

(1) NYLIM has voluntarily agreed to waive its Advisory Fee for the Portfolio to an annual percentage of the Fund's average daily net assets as follows:
    0.50% up to $200 million, 0.45% from $200 million to $500 million, 0.425% from $500 million to $1 billion and 0.40% in excess of $1 billion. NYLIM has voluntarily agreed to waive fees and/or reimburse the Portfolio for certain expenses so that total annual fund operating expenses do not exceed 1.15% of average daily net assets for Initial Class shares and 1.40% of average daily net assets for Service Class shares. These waivers and/or reimbursements may be discontinued at any time without notice.

(2) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $110       $343        $595        $1,317
  Service Class           $135       $421        $729        $1,601

                         MAINSTAY VP GROWTH PORTFOLIO*

INVESTMENT OBJECTIVE -- The Growth Portfolio's investment objective is to seek growth through long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in equity securities, and invests primarily in U.S. common stocks. A majority of the Growth Portfolio's assets will be invested in common stock of companies with market capitalizations greater than $5 billion at the time of purchase.

INVESTMENT PROCESS -- The Portfolio invests in common stocks that Eagle Asset Management, Inc., the Portfolio's Subadvisor, believes have sufficient long-term growth potential to offer above average long-term capital appreciation. Companies in which the Portfolio invests will normally have at least one of the following characteristics at the time of purchase:

- expected earnings-per-share growth greater than the average of the S&P 500(R) Index, or

- expected revenue growth greater than the average of the S&P 500(R) Index, or

- relatively high return on equity.

Those securities that satisfy these quantitative criteria are then subjected to extensive fundamental analysis which focuses primarily on:

- the sustainability of the company's competitive advantage,

- the strength of its management team and, in particular, whether it has suitable experience, a clearly articulated vision and a history of strategic execution, and

- the ability of the company to improve its market share and thereby drive earnings growth.

PRINCIPAL RISKS -- Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate which is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

---------------
* Formerly MainStay VP Eagle Asset Management Growth Equity Portfolio.

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


GROWTH PORTFOLIO -- INITIAL CLASS     QUARTER/YEAR   RETURN
Highest Return/Best Quarter               4/99       44.97%
Lowest Return/Worst Quarter               3/01      -21.11%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                                        SINCE
                                                       INCEPTION
                                    1 YEAR   5 YEARS   5/1/98
Growth Portfolio --
  Initial Class                     -2.32%   -7.57%      4.20%
  Service Class(1)                  -2.57%   -7.81%      3.92%
S&P 500(R) Index(2)                 10.88%   -2.30%      2.82%
Russell 1000(R) Growth Index(3)      6.30%   -9.29%     -0.43%

(1) Performance for the Service Class shares, first offered 6/6/03, includes historical performance of the Initial Class shares from 5/1/98 to 6/5/03, adjusted to reflect the fees and expenses for Service Class shares.
(2) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.
(3) The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[BAR CHART]

99                                                                               65.50
00                                                                               -9.97
01                                                                              -16.56
02                                                                              -28.21
03                                                                               28.05
04                                                                               -2.32

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                            INITIAL   SERVICE
                                             CLASS     CLASS
                                            -------   -------
    Advisory Fee(1)                          0.50%     0.50%
    Distribution and Service (12b-1) Fees    None      0.25%(2)
    Other Expenses
    (includes Administration Fee of 0.20%)   0.35%     0.35%
    Total Portfolio Operating Expenses       0.85%     1.10%

(1) The Advisory Fee for the Portfolio is an annual percentage of the Fund's average daily net assets as follows: 0.50% up to $200 million and 0.40% in excess of $200 million.
(2) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $ 87       $271        $471        $1,049
  Service Class           $112       $350        $606        $1,340

                   MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO

INVESTMENT OBJECTIVE -- The International Equity Portfolio's investment objective is to seek long-term growth of capital by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio seeks to generate superior risk-adjusted returns by investing in quality companies that are currently undervalued. The Portfolio normally invests at least 80% of its assets in equity securities of issuers, wherever organized, who do business mainly outside the United States. Investments will be made in a variety of countries, with a minimum of five countries other than the United States. This includes countries with established economies as well as emerging market countries that MacKay Shields LLC, the Portfolio's Subadvisor, believes present favorable opportunities.

INVESTMENT PROCESS -- The Portfolio's Subadvisor seeks to identify investment opportunities by pursuing a bottom up, stock selection investment discipline. Proprietary, quantitative and qualitative tools are used to identify attractive companies. In-depth, original, fundamental research is performed on identified companies to assess their business and investment prospects. In conducting the research, particular attention is paid to the generation and utilization of cash flows, the returns on invested capital and the overall track record of management in creating shareholder value.

Portfolios are constructed by combining securities with low correlation. Quantitative tools are used for risk control at the portfolio level. Country allocations in the Portfolio are a result of the bottom up, stock selection process. To reduce risk, an attempt is made at the portfolio level to stay within a reasonable range of the key constituents of the benchmark, unless the stock selection process strongly argues against it.

The Portfolio may buy and sell currency on a spot basis and enter into foreign currency forward contracts for hedging purposes. In addition, the Portfolio may buy or sell foreign currency options, securities and securities index options and enter into swap agreements and futures contracts and related options. These techniques may be used for any legally permissible purpose, including to increase the Portfolio's return.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of foreign economies and meaningful changes in the issuer's financial condition and competitiveness.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Since the Portfolio principally invests in foreign securities, it will be subject to various risks of loss that are different from risks of investing in securities of U.S.-based companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information about issuers, changes in U.S. or foreign tax or currency laws, and changes in monetary policy. The risks are likely to be greater in emerging market countries than in developed market countries.

The Portfolio's investments include derivatives such as options and forwards. The Portfolio may use derivatives to enhance return or reduce the risk of loss of (hedge) certain of its holdings. Regardless of the purpose, the Portfolio may lose money using derivatives. The use of derivatives may increase the volatility of the Portfolio's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.

Due to its trading strategies, the Fund may experience a portfolio turnover rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


INTERNATIONAL EQUITY
PORTFOLIO -- INITIAL CLASS            QUARTER/YEAR   RETURN
Highest Return/Best Quarter              4/99        20.35%
Lowest Return/Worst Quarter              3/98       -13.31%

         AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                                      SINCE
                                                    INCEPTION
                                 1 YEAR   5 YEARS    5/1/95
International Equity
  Portfolio --
  Initial Class                  17.34%    0.54%      7.50%
  Service Class(1)               17.05%    0.29%      7.24%
Morgan Stanley Capital
  International EAFE Index(2)    20.25%   -1.13%      5.21%

(1) Performance for the Service Class shares, first offered 6/5/03, includes historical performance of the Initial Class shares from 5/1/95 to 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.

(2) The Morgan Stanley Capital International Europe, Australasia and Far East Index -- the MSCI EAFE Index -- is an unmanaged capitalization -- weighted index containing approximately 985 equity securities of companies located outside the U.S. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[BAR CHART]

96                                                                               10.54
97                                                                                5.17
98                                                                               23.11
99                                                                               28.06
00                                                                              -18.06
01                                                                              -14.02
02                                                                               -4.41
03                                                                               30.00
04                                                                               17.34

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                            INITIAL   SERVICE
                                             CLASS     CLASS
                                            -------   -------
    Advisory Fee                             0.60%     0.60%
    Distribution and Service (12b-1) Fees    None      0.25%(1)
    Other Expenses
    (includes Administration Fee of 0.20%)   0.39%     0.39%
    Total Portfolio Operating Expenses       0.99%     1.24%

(1) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $101       $315        $547        $1,213
  Service Class           $126       $393        $681        $1,500

                       MAINSTAY VP MID CAP CORE PORTFOLIO

INVESTMENT OBJECTIVE -- The Mid Cap Core Portfolio's investment objective is to seek long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in companies with market capitalizations at the time of investment that are similar to the market capitalizations of companies in the Russell Midcap(R) Index, and invests primarily in common stocks of U.S. companies. New York Life Investment Management LLC ("NYLIM"), the Portfolio's Manager, seeks those mid-cap companies that it believes will outperform the average of the mid-cap universe.

The Russell Midcap(R) Index* is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, and represents approximately 25% of the total market capitalization of the Russell 1000(R) Index. As of February 28, 2005, the market capitalizations of companies in this index range from $.553 billion to $36.07 billion.

INVESTMENT PROCESS -- NYLIM uses a quantitative management approach that ranks stocks based on a proprietary model.

The model focuses on value, earnings, and behavioral characteristics in the market. NYLIM ranks companies in the mid-cap universe and then generally invests in companies ranked in the top 50% of the universe. NYLIM ranks stocks based on the financial strength of the issuer and the potential for strong, long-term earnings growth. This approach seeks to overweight those mid-cap stocks that NYLIM believes will outperform the mid-cap universe as a whole. Stocks are generally sold when they are no longer ranked in the top 50% of the ranked universe by the proprietary model.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions that can adversely affect the value of the Portfolio's holdings.

Mid-cap stocks are generally less established and may be more volatile and less liquid than stocks of larger companies.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (at or over 100%) often have higher transaction costs (which are paid by the Portfolio) and may generate short-term capital gains (on which you will pay taxes, even if you don't sell any shares by year-end).

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year and the life of the Portfolio compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

MID CAP CORE PORTFOLIO -- INITIAL CLASS                       QUARTER/YEAR     RETURN
Highest Return/Best Quarter                                      2/03         14.83%
Lowest Return/Worst Quarter                                      3/02        -15.60%

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

                                                                                      SINCE
                                                                   1 YEAR        INCEPTION 7/2/01
Mid Cap Core Portfolio --
  Initial Class                                                    22.27%              9.10%
  Service Class(1)                                                 21.96%              8.83%
Russell Midcap(R) Index(2)                                         20.22%              9.15%

(1) Performance for the Service Class shares, first offered 6/5/03, includes historical performance of the Initial Class shares from 7/2/01 to 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.
(2) The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, and represents approximately 25% of the total market capitalization of the Russell 1000(R) Index. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[BAR CHART]

02                                                                              -12.92
03                                                                               35.43
04                                                                               22.27

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                          INITIAL    SERVICE
                                           CLASS      CLASS
                                          -------    -------
    Management Fee(1)                      0.85%      0.85%
    Distribution and Service (12b-1)
      Fees                                 None       0.25%(2)
    Other Expenses                         0.19%      0.19%
    Total Portfolio Operating
      Expenses(3)                          1.04%      1.29%

(1) The Management Fee reflects an aggregate fee for advisory and administrative services.

(2) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

(3) NYLIM has voluntarily agreed to waive fees and/or reimburse the Portfolio for certain expenses so that Total Portfolio Operating Expenses do not exceed 0.98% of average daily net assets for Initial Class Shares and 1.23% of average daily net assets for Service Class Shares. For the fiscal period ended December 31, 2004, the Management Fee paid by the Portfolio was 0.79% and Total Portfolio Operating Expenses for the Portfolio were 0.98% for Initial Class Shares and 1.23% for Service Class Shares. This agreement may be terminated by NYLIM at any time.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $106       $331        $574        $1,271
  Service Class           $131       $409        $708        $1,556

This Example does not reflect expense reimbursements or waivers.

                      MAINSTAY VP MID CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE -- The Mid Cap Growth Portfolio's investment objective is to seek long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in companies with market capitalizations that, at the time of investment, are similar to the market capitalizations of companies in the Russell Midcap(R) Growth Index, and invests primarily in U.S. common stocks and securities related to U.S. common stocks. The market capitalizations of companies in this Index fluctuate; as of the date of this prospectus, they range from $480 million to $35.7 billion. MacKay Shields LLC, the Portfolio's Subadvisor, will select investments based on the economic environment and the attractiveness of particular markets, as well as the financial condition and competitiveness of individual companies.

The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap(R) companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.

INVESTMENT PROCESS -- The Portfolio maintains a flexible approach towards investing in various types of companies as well as multiple types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets. It may invest in any securities that, in the judgment of the Subadvisor, are ready for a rise in price, or are expected to undergo an acceleration in growth of earnings. The latter could occur because of special factors, such as new management, new products, changes in consumer demand and changes in the economy.

The Subadvisor may sell a stock if the stock's earnings growth rate decelerates, if its valuation is deemed too high in relation to its growth rate or to its peer group, or if, in general, the Subadvisor does not believe that the security will help the Portfolio meet its investment objective.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risks of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Portfolio's holdings. Mid-cap stocks are generally less established and may be more volatile and less liquid than stocks of larger companies.

Some of the securities in the Portfolio may carry above-average risk compared to common stocks that comprise indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. In addition, the Portfolio normally invests in companies in highly competitive industries and sectors. Competition and advances in technology make these companies highly volatile investments.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio docs during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Portfolio) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year and the life of the Portfolio compare to those of three broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


MID CAP GROWTH PORTFOLIO -- INITIAL
 CLASS                                  QUARTER/YEAR   RETURN
Highest Return/Best Quarter                 2/03       24.32%
Lowest Return/Worst Quarter                 3/02      -18.46%

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

                                                                                      SINCE
                                                                   1 YEAR        INCEPTION 7/2/01
Mid Cap Growth Portfolio --
  Initial Class                                                    22.61%              4.34%
  Service Class(1)                                                 22.30%              4.08%
S&P MidCap 400(R) Index(2)                                         16.48%              8.48%
Russell 2500(R) Growth Index(3)                                    14.59%              2.53%
Russell MidCap Growth Index(4)                                     15.48%              2.70%

(1) Performance for the Service Class shares, first offered 6/5/03, includes historical performance of the Initial Class shares from 7/2/01 to 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.

(2) The S&P MidCap 400(R) Index is an unmanaged market-value weighted index that consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation, and is a benchmark of mid-capitalization stock price movement. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

(3) The Russell 2500(R) Growth Index measures the performance of those companies in the Russell 2500(R) Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2500(R) Index measures the performance of the 2,500 smallest companies in the Russell 3000(R) Index, which represents approximately 17% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.


(4) The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap(R) Companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.

[BAR CHART]

02                                                                              -28.59
03                                                                               44.78
04                                                                               22.61

                  Annual total returns (12/31) - Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                          INITIAL    SERVICE
                                           CLASS      CLASS
                                          -------    -------
    Management Fee(1)                      0.75%      0.75%
    Distribution and Service (12b-1)
      Fees                                 None       0.25%(2)
    Other Expenses                         0.13%      0.13%
    Total Portfolio Operating
      Expenses(3)                          0.88%      1.13%

(1) The Management Fee reflects an aggregate fee for advisory and administrative services.

(2) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

(3) NYLIM has voluntarily agreed to waive fees and/or reimburse the Portfolio for certain expenses so that Total Portfolio Operating Expenses do not exceed 0.97% of average daily net assets for Initial Class Shares and 1.22% of average daily net assets for Service Class Shares. This agreement may be terminated by NYLIM at any time.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $ 90       $281        $488        $1,084
  Service Class           $115       $359        $622        $1,375

This Example does not reflect expense reimbursements or waivers.

                      MAINSTAY VP S&P 500 INDEX PORTFOLIO

INVESTMENT OBJECTIVE -- The S&P 500 Index Portfolio's investment objective is to seek to provide investment results that correspond to the total return performance (and reflect reinvestment of dividends) of publicly traded common stocks represented by the S&P 500(R) Index.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its total assets in stocks in the S&P 500(R) Index in the same proportion, to the extent feasible, as they are represented in the S&P 500(R) Index.

The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Typically, companies included in the S&P 500(R) Index are the largest and most dominant firms in their respective industries. S&P 500(R) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by the Fund.

INVESTMENT PROCESS -- New York Life Investment Management LLC ("NYLIM"), the Portfolio's Manager, uses statistical techniques to determine which stocks are to be purchased or sold to replicate the S&P 500(R) Index to the extent feasible. From time to time, adjustments may be made in the Portfolio's holdings because of changes in the composition of the S&P 500(R) Index. The correlation between the performance of the Portfolio and the S&P 500(R) Index is expected to be at least 0.95, before fees and expenses, on an annual basis. A correlation of
1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Portfolio, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500(R) Index.

The Portfolio's investments also include S&P 500(R) Index futures that are used for cash management purposes.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings. There is no assurance that the investment performance of the Portfolio will equal or exceed that of the S&P 500(R) Index. If the value of the S&P 500(R) Index declines, the net asset value of shares of the Portfolio will also decline. The Portfolio's ability to mirror the S&P 500(R) Index may be affected by, among other things, transactions costs, changes in either the makeup of the S&P 500(R) Index or number of shares outstanding for the component stocks of the S&P 500(R) Index, and the timing and amount of contributions to, and redemptions from, the Portfolio by shareholders.

Consistent with its principal investment strategies, the Portfolio's investments include S&P 500(R) Index futures, which are a type of derivative. The Portfolio may lose money using derivatives. The use of derivatives may increase the volatility of the Portfolio's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


S&P 500 INDEX PORTFOLIO -- INITIAL CLASS            QUARTER/YEAR   RETURN
Highest Return/Best Quarter                             4/98       21.46%
Lowest Return/Worst Quarter                             3/02      -17.16%

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

                                  1 YEAR    5 YEARS   10 YEARS
S&P 500 Index Portfolio --
  Initial Class                    10.49%   -2.57%     11.73%
  Service Class(1)                 10.22%   -2.81%     11.45%
S&P 500(R) Index(2)                10.88%   -2.30%     12.07%

(1) Performance for the Service Class shares, first offered 6/5/03, includes historical performance of the Initial Class shares from 1/1/95 to 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.

(2) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.



    [BAR CHART]

95                                                                               36.89
96                                                                               22.42
97                                                                               32.84
98                                                                               28.49
99                                                                               20.70
00                                                                               -9.32
01                                                                              -12.11
02                                                                              -22.21
03                                                                               28.19
04                                                                               10.49

                   Annual total returns (12/31)-Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                          INITIAL    SERVICE
                                           CLASS      CLASS
                                          -------    -------
    Advisory Fee(1)                        0.10%      0.10%
    Distribution and Service (12b-1)
      Fees                                 None       0.25%(2)
    Other Expenses
    (includes Administration Fee of
    0.20%)                                 0.29%      0.29%
    Total Portfolio Operating Expenses     0.39%      0.64%

(1) The Advisory Fee for the Portfolio is an annual percentage of the Fund's average daily net assets as follows: 0.10% up to $1 billion and 0.075% in excess of $1 billion.

(2) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $40        $125        $219         $493
  Service Class           $65        $205        $357         $798

                     MAINSTAY VP SMALL CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE -- The Small Cap Growth Portfolio's investment objective is to seek long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in companies with market capitalizations that, at the time of investment, are comparable to companies in the Russell 2000(R) Index, a widely used benchmark for small cap stock performance, and invests primarily in common stocks, preferred stocks, warrants and other equity securities. The market capitalizations of companies in this Index fluctuate; as of the date of this prospectus, they range from $42 million to $6.2 billion. MacKay Shields LLC, the Portfolio's Subadvisor, selects investments according to the economic environment and the attractiveness of particular markets and the financial condition and competitiveness of individual companies.

The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index.

INVESTMENT PROCESS -- The Subadvisor looks for securities of companies with the following characteristics: above-average revenue and earnings per share growth, participation in growing markets, potential for positive earnings surprises and strong management ideally with high insider ownership.

The Portfolio also invests in the securities of companies that are deemed by the Subadvisor to be attractive due to special factors, such as new management, new products, changes in consumer demand and changes in the economy.

The Subadvisor may sell a stock if the stock's earnings growth rate decelerates, if its valuation is deemed too high in relation to its growth rate or its peer group or if, in general, the Subadvisor does not believe that the security will help the Portfolio meet its investment objective.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

In comparison to stocks of companies with larger capitalizations, stocks of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes and cyclical, static or moderate growth prospects.

Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Portfolio) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year and the life of the Portfolio compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


SMALL CAP GROWTH
 PORTFOLIO -- INITIAL CLASS           QUARTER/YEAR   RETURN
Highest Return/Best Quarter              2/03        21.26%
Lowest Return/Worst Quarter              3/02       -19.57%

         AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                                      SINCE
                                                    INCEPTION
                                           1 YEAR    7/2/01
Small Cap Growth Portfolio --
  Initial Class(1)                          9.40%       2.47%
  Service Class                             9.13%       2.21%
Russell 2000(R) Index(2)                   18.33%       8.46%
Russell 2000(R) Growth Index(3)            14.31%       2.07%

(1) Performance for the Service Class shares, first offered 6/5/03, includes historical performance of the Initial Class shares from 7/2/01 to 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.

(2) The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

(3) The Russell 2000(R) Growth Index measures the performance of those companies in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth values. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[BAR CHART]

02                                                                              -26.41
03                                                                               41.69
04                                                                                9.40

                   Annual total returns (12/31)-Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                           INITIAL   SERVICE
                                            CLASS     CLASS
                                           -------   -------
    Management Fee(1)                       0.90%     0.90%
    Distribution and Service (12b-1) Fees   None      0.25%(2)
    Other Expenses                          0.14%     0.14%
    Total Portfolio Operating Expenses(3)   1.04%     1.29%

(1) The Management Fee reflects an aggregate fee for advisory and administrative services. Effective January 1, 2005, the Portfolio's Management Fee was reduced from 1.00% to 0.90%.

(2) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

(3) NYLIM has voluntarily agreed to waive fees and/or reimburse the Portfolio for certain expenses so that Total Portfolio Operating Expenses do not exceed 0.95% of average daily net assets for Initial Class Shares and 1.20% of average daily net assets for Service Class Shares. If NYLIM waivers and/or reimbursement had been in effect for the year ending December 31, 2004, the Management Fee paid by the Portfolio would have been 0.81% and Total Portfolio Operating Expenses for the Portfolio were 0.95% for Initial Class Shares and 1.20% for Service Class Shares. This agreement may be terminated by NYLIM at any time.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $106       $331        $574        $1,271
  Service Class           $131       $409        $708        $1,556

This Example does not reflect expense reimbursements or waivers.

                         MAINSTAY VP BALANCED PORTFOLIO

INVESTMENT OBJECTIVE -- The Balanced Portfolio's investment objective is to seek high total return.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio invests approximately 60% of its net assets plus any borrowings in stocks and 40% of its net assets plus any borrowings in fixed-income securities (such as bonds) and cash equivalents. Although this 60/40 ratio may vary, the Portfolio will always invest at least 25% of its net assets plus any borrowings in fixed-income securities. By holding both stocks and bonds the Portfolio seeks a balance between capital gains from stock appreciation and current income from interest and dividends.

INVESTMENT PROCESS -- The Portfolio generally invests in dividend-paying, mid-capitalization stocks that NYLIM, the Portfolio's Manager, determines are value stocks. Mid-capitalization stocks are common stocks of mid-size U.S. companies that tend to be well known, and to have large amounts of stock outstanding. The Portfolio considers mid-capitalization stocks to be those with a market capitalization that, at the time of investment, are similar to the companies in the Russell Midcap(R) Index, the S&P MidCap 400(R) Index, or a universe selected from the smallest 800 companies of the largest 1,000 companies, ranked by market capitalization. "Value" stocks are stocks that the Manager determines (1) have strong or improving fundamental characteristics (such as margins, working capital, leverage, cash flow, returns on equity and assets) and (2) have been overlooked by the marketplace so that they are undervalued or "underpriced" relative to the rest of the Portfolio's universe. In selecting stocks, the Manager applies quantitative and statistical methods to analyze the relative quality and value of the stocks:

- The Manager analyzes financial and operating data of over one thousand companies on a weekly basis, searching for companies with improving operating characteristics but which are still underpriced or inexpensive relative to the rest of the Portfolio's universe. The Manager evaluates company operations compared to other companies (both competitors and companies in other industries).

- Under normal conditions, the Manager keeps the Portfolio fully invested rather than taking temporary cash positions.

The Manager will sell a stock if it becomes relatively overvalued, if better opportunities are identified, or if it determines that the initial investment expectations are not being met.

The Portfolio also invests in U.S. government securities and investment grade bonds issued by U.S. corporations. It selects fixed-income securities based on their credit quality and duration, which is the length of time required to receive the present value of all future interest and principal payments. With respect to a portfolio's holdings, duration means the average duration for all of the bonds and fixed-income securities, weighted by their amounts. Duration provides a measure of the portfolio's sensitivity to interest rate changes. For example, for every 1% rise in interest rates, the price of a bond with a duration of 3 years would decline 3%. Generally, a shorter duration indicates less sensitivity than a longer duration. The Portfolio will hold a bond to maturity (or call date, if applicable). The Portfolio may sell the bond sooner if it falls below investment grade which is BBB by S&P or Baa by Moody's, or if unrated, determined by the Manager to be of comparable quality. The Portfolio may also sell the bond if the Portfolio receives other adverse information about an issuer. The fixed income portion of the portfolio:


- Has an intermediate term duration which ranges from three to five years; and


- Has a laddered maturity schedule, which means a portfolio is structured so that a certain percentage of the securities will mature each year. This helps the Portfolio manage duration and risk, and attempts to create a more consistent return.


The Portfolio may lend up to 20% of its total assets and may invest:


- up to 20% of its net assets in securities of foreign issuers, only in countries the Manager considers stable and only in securities the Manager considers to be of high quality; and


- in mortgage-backed and asset-backed securities. Mortgage-related securities (including mortgage-backed securities) are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers. Asset-backed securities are debt securities whose values are based on underlying pools of receivables.


The Portfolio may also purchase large-capitalization stocks for general investment purposes or for additional liquidity. The Portfolio considers large-capitalization stocks to be the top 5% of companies sorted by market capitalization.

PRINCIPAL RISKS -- The main risks associated with investing in the Portfolio include: market risk, interest rate risk, credit risk, prepayment risk, and maturity risk.

Since the Portfolio can invest in foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. companies. These include losses due to: fluctuating currency value, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax or currency laws, and changes in monetary policy.

The Portfolio's investments may include derivatives such as mortgage-related and asset-backed securities. The Portfolio may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Portfolio may lose money using derivatives. Prepayment risk is a risk associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Portfolio's investments.

The Portfolio's use of securities lending also presents certain risks. In a securities lending transaction, a fund lends securities from its portfolio to a broker-dealer (or other financial institution) for a period of time. The fund receives interest and/or a fee and a promise that the securities will be returned on a fixed date. The principal risk of securities lending is that the financial institution that borrows securities from the Portfolio could go bankrupt and the Portfolio might not be able to recover the securities or their value.

                                PAST PERFORMANCE

Since the Portfolio had not yet commenced operations as of the date of this prospectus, no performance information is available.

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                          INITIAL    SERVICE
                                           CLASS      CLASS
                                          -------    -------
    Management Fee(1)                      0.75%      0.75%
    Distribution and Service (12b-1)
      Fees                                 None       0.25%(2)
    Other Expenses(3)                      0.11%      0.11%
    Total Portfolio Operating Expenses     0.86%      1.11%

(1) The Management Fee reflects an aggregate fee for advisory and administrative services.

(2) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

(3) The Portfolio's Other Expenses are based upon estimates of the expenses that the Portfolio will incur for the current fiscal year.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $ 88       $274        $477        $1,061
  Service Class           $113       $353        $612        $1,352

This Example does not reflect expense reimbursements or waivers.

                       MAINSTAY VP BASIC VALUE PORTFOLIO*

INVESTMENT OBJECTIVE -- The Basic Value Portfolio's investment objective is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES -- Under normal circumstances, the Portfolio invests at least 80% of its assets in domestic and foreign large company stocks. Large company stocks are those with market capitalizations in excess of $5 billion. The Portfolio invests primarily in issuers that are characterized as "value" companies. Value companies are those The Dreyfus Corporation, the Portfolio's Subadvisor, believes are underpriced according to certain financial measurements of their intrinsic worth or business prospects, such as price to earnings or price to book ratios. Equity securities consist of common stocks, convertible securities and preferred stocks. Generally, the weighting in any one sector shall not be more than three times the respective S&P 500(R) Index weighting or 30% of the Portfolio. The Portfolio may overweight (or underweight) certain market sectors, which may cause the Portfolio's performance to be more (or less) sensitive to developments affecting those sectors.

INVESTMENT PROCESS -- In choosing stocks, the Subadvisor identifies potential investments through extensive quantitative and fundamental research. The Portfolio will focus on individual stock selection (a "bottom up" approach), emphasizing three key factors:

- value, or how a stock is valued relative to its intrinsic worth based on traditional measures,

- business health, or overall efficiency and profitability as measured by return on assets and return on equity, and

- business momentum, or the presence of a catalyst (such as corporate restructuring, change in management or spin-off) that will trigger a price increase near term to mid-term.

The Portfolio typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum or falls short of the Subadvisor's expectations.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

The principal risk of investing in value stocks is that the value stocks in which the Portfolio invests may never reach what the Subadvisor believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

In searching for attractive large company value stocks, the Portfolio may invest a portion of its assets in foreign securities, which will be subject to various risks of loss that are different from risks of investing in securities of U.S. based companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, changes in U.S. or foreign tax or currency laws, and changes in monetary policy. The risks are likely to be greater in emerging market countries than in developed market countries.

The Portfolio, at times, may invest in derivative securities, such as options and futures, and in foreign currencies. It may also sell short, which involves selling a security it does not own in anticipation of a decline in the market price of the security. When employed, these practices are used primarily to hedge the Portfolio's investments, but may be used to increase returns; however, such practices may reduce returns or increase volatility. Derivatives can be illiquid, and a small investment in certain derivatives could have a potentially large impact on the Portfolio's performance.

The Portfolio may purchase securities that are made available in IPOs (initial public offerings). The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the Portfolio's performance depends on a variety of factors, including the number of IPOs the Portfolio invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the Portfolio. As a portfolio's asset base increases, IPOs often have a diminished effect on such portfolio's performance.

The Portfolio can buy securities with borrowed money (a form of leverage), which could have the effect of magnifying the Portfolio's gains or losses.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

---------------
* Formerly MainStay VP Dreyfus Large Company Value Portfolio.

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of one broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


BASIC VALUE PORTFOLIO -- INITIAL
CLASS                                 QUARTER/YEAR   RETURN
Highest Return/Best Quarter              2/03        15.07%
Lowest Return/Worst Quarter              3/02       -18.14%

                        AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                                                                    SINCE
                                                                                  INCEPTION
                                                              1 YEAR    5 YEARS    5/1/98
Basic Value Portfolio --
  Initial Class                                                11.37%     2.27%       3.12%
  Service Class(1)                                             11.09%     2.02%       2.87%
S&P/Barra Value(R) Index(2)                                    15.71%     2.48%       3.95%

(1) Performance for the Service Class shares, first offered 6/5/03, includes historical performance of the Initial Class shares from 5/1/98 to 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.
(2) The S&P/Barra Value(R) Index is an unmanaged capitalization-weighted index of all stocks in the S&P 500(R) Index that have low price-to-book ratios. It is designed so that approximately 50% of the market capitalization of the S&P 500(R) Index is in the S&P/Barra Value(R) Index. You cannot invest directly in an index.

[BAR CHART]

99                                                                                6.73
00                                                                                6.59
01                                                                               -4.51
02                                                                              -22.86
03                                                                               27.95
04                                                                               11.37

                   Annual total returns (12/31)-Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                            INITIAL   SERVICE
                                             CLASS     CLASS
                                            -------   -------
    Advisory Fee(1)                          0.60%     0.60%
    Distribution and Service (12b-1) Fees    None      0.25%(2)
    Other Expenses
    (includes Administration Fee of 0.20%)   0.36%     0.36%
    Total Portfolio Operating Expenses       0.96%     1.21%

(1) The Advisory Fee for the Portfolio is an annual percentage of the Fund's average daily net assets as follows: 0.60% up to $250 million and 0.55% in excess of $250 million. NYLIM has voluntarily agreed to waive its Advisory Fee to 0.55% on assets up to $250 million and 0.50% on assets in excess of $250 million. If NYLIM's voluntary waiver had been in effect for the fiscal period ended December 31, 2004, the Advisory Fee would have been 0.55% and Total Annual Portfolio Operating Expenses would have been 0.91% for Initial Class shares and 1.16% for Service Class shares. This waiver may be discontinued at any time without notice.
(2) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $ 98       $306        $531        $1,178
  Service Class           $123       $384        $665        $1,466

                       MAINSTAY VP CONVERTIBLE PORTFOLIO

INVESTMENT OBJECTIVE -- The Convertible Portfolio's investment objective is to seek capital appreciation together with current income.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in "convertible securities" such as: bonds, debentures, corporate notes, preferred stocks or other securities that are convertible into common stock or the cash value of a stock or a basket or index of equity securities.

The Portfolio takes a flexible approach by investing in a broad range of securities of a variety of companies and industries. The Portfolio invests in high-yield debt securities and may invest without restriction in securities rated BB or B by S&P or Ba or B by Moody's.

The balance of the Portfolio may be invested in or held in non-convertible debt, equity securities that do not pay regular dividends, U.S. government securities and cash or cash equivalents.

INVESTMENT PROCESS -- In selecting convertible securities for purchase or sale, MacKay Shields, the Portfolio's Subadvisor takes into account a variety of investment considerations, including the potential return of the common stock into which the convertible security is convertible, credit risk, projected interest return and the premium for the convertible security relative to the underlying common stock.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, changes in credit risk, and changes in projected interest return.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risk inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. The total return for a convertible security will be partly dependent upon the performance of the underlying common stock into which it can be converted.

Convertible securities tend to be subordinate to other debt securities issued by the same company. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and/or principal payments. If an issuer stops making interest and/or principal payments, these securities may be worthless and the Portfolio could lose its entire investment.

In the case of debt securities, values change. The values of debt securities fluctuate depending upon various factors, including interest rates, issuer creditworthiness, market conditions, and maturities.

Principal investments include high-yield debt securities ("junk bonds") which are generally considered speculative because they present a greater risk of loss than higher quality debt securities. These securities pay investors a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can be also subject to greater price volatility.

Since the Portfolio invests in foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax or currency laws and changes in monetary policy. The risks are likely to be greater in emerging market countries than in developed market countries.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Portfolio) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


CONVERTIBLE PORTFOLIO -- INITIAL CLASS  QUARTER/YEAR   RETURN
Highest Return/Best Quarter                 4/99       18.33%
Lowest Return/Worst Quarter                 3/98      -11.30%

      AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                                 SINCE
                                               INCEPTION
                              1 YEAR  5 YEARS   10/1/96
Convertible Portfolio --
  Initial Class                6.11%    2.11%      8.59%
  Service Class(1)             5.85%    1.86%      8.33%
Merrill Lynch All
  Convertible Securities
  Index(2)                     9.61%    1.85%      9.20%
Credit Suisse First
  Boston(TM) Convertible
  Securities Index(3)
  (reflects no deduction for
  fees, expenses or taxes)     7.46%    1.74%      8.69%

(1) Performance for the Service Class shares, first offered 6/5/03, includes historical performance of the Initial Class shares from 10/1/96 to 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.

(2) The Merrill Lynch All Convertible Securities Index is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in the Index, bonds and preferred stocks must be convertible only to common stock and have a market value or original par value of at least $50 million. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[BAR CHART]

97                                                                               15.43
98                                                                                4.49
99                                                                               41.98
00                                                                               -5.02
01                                                                               -2.18
02                                                                               -7.91
03                                                                               22.23
04                                                                                6.11

                   Annual total returns (12/31)-Initial Class

(3) The Credit Suisse First Boston(TM) Convertible Securities Index generally includes 250-300 issues--convertibles must have a minimum issue size of $50 million; bonds and preferreds must be rated B- or better by S&P; and preferreds must have a minimum of 500,000 shares outstanding. Eurobonds are also included if they are issued by U.S.-domiciled companies, rated B- or better by S&P, and have an issue size of greater than $100 million. Total returns assume the reinvestment of all income and capital gains. You cannot invest directly in an index. Credit Suisse First Boston discontinued publication of this index as of December 2004.

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                            INITIAL   SERVICE
                                             CLASS     CLASS
                                            -------   -------
    Advisory Fee                             0.36%     0.36%
    Distribution and Service (12b-1) Fees    None      0.25%(1)
    Other Expenses (includes
    Administration Fee of 0.20%)             0.30%     0.30%
    Total Portfolio Operating Expenses       0.66%     0.91%

(1) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $67        $211        $368        $  822
  Service Class           $93        $290        $504        $1,120

                     MAINSTAY VP INCOME & GROWTH PORTFOLIO*

INVESTMENT OBJECTIVE -- The Income & Growth Portfolio's investment objective is to seek dividend growth, current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests in equity securities of the 1,500 largest companies traded in the United States (ranked by market capitalization).

INVESTMENT PROCESS -- American Century Investment Management, Inc., the Portfolio's Subadvisor, uses quantitative management strategies in pursuit of the Portfolio's investment objective.

Quantitative management combines two investment approaches. The first is to rank stocks based on their relative attractiveness. The attractiveness of a stock is determined analytically by using a computer model to combine measures of a stock's value and measures of its growth potential. Examples of valuation measures include stock price to book value and stock price to cash flow ratios while examples of growth measures include the rate of growth of a company's earnings and changes in analysts' earnings estimates.

The second step is to use a technique referred to as portfolio optimization. Using a computer, the Subadvisor constructs a portfolio (i.e., company names and shares held in each) which seeks the optimal tradeoff between the risk of the portfolio relative to a benchmark (i.e., the S&P 500(R) Index) and the expected return of the portfolio as measured by the stock ranking model. With respect to the Portfolio, the portfolio optimization includes targeting a dividend yield that exceeds that of the S&P 500(R) Index.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings. Although current income is an objective for the Portfolio, if the stocks that make up the S&P 500(R) Index do not have a high dividend yield, then the Portfolio's dividend yield will not be high.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

---------------
* Formerly MainStay VP American Century Income & Growth Portfolio.

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

    INCOME & GROWTH PORTFOLIO -- INITIAL CLASS      QUARTER/YEAR   RETURN
Highest Return/Best Quarter                            2/03         15.97%
Lowest Return/Worst Quarter                            3/02        -17.06%

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

                                                                                    SINCE
                                                                                  INCEPTION
                                                              1 YEAR    5 YEARS    5/1/98
Income & Growth Portfolio --
  Initial Class                                                12.65%   -0.96%      3.13%
  Service Class(1)                                             12.38%   -1.20%      2.87%
S&P 500(R) Index(2)                                            10.88%   -2.30%      2.82%

(1) Performance for the Service Class shares, first offered 6/13/03, includes historical performance of the Initial Class shares from 5/1/98 to 6/12/03, adjusted to reflect the fees and expenses for Service Class shares.

(2) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.


[BAR CHART]

99                                                                               17.49
00                                                                              -10.73
01                                                                               -8.50
02                                                                              -19.52
03                                                                               28.69
04                                                                               12.65

                   Annual total returns (12/31)-Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                            INITIAL   SERVICE
                                             CLASS     CLASS
                                            -------   -------
    Advisory Fee(1)                          0.50%     0.50%
    Distribution and Service (12b-1) Fees    None      0.25%(2)
    Other Expenses
    (includes Administration Fee of 0.20%)   0.40%     0.40%
    Total Portfolio Operating Expenses       0.90%     1.15%

(1) The Advisory Fee for the Portfolio is an annual percentage of the Fund's average daily net assets as follows: 0.50% up to $100 million, 0.45% from $100 million to $200 million and 0.40% in excess of $200 million.

(2) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $ 92       $287        $498        $1,108
  Service Class           $117       $365        $633        $1,398

                      MAINSTAY VP MID CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE -- The Mid Cap Value Portfolio's investment objective is to realize maximum long-term total return from a combination of capital appreciation and income.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in common and preferred stock of companies with market capitalizations that, at the time of investment, are similar to the companies in the Russell Midcap(R) Value Index. The market capitalizations of companies in this Index fluctuate; as of the date of this prospectus, they range from $615 million to $35.7 billion. The Portfolio normally invests at least 80% of its assets in equity securities that MacKay Shields LLC, the Portfolio's Subadvisor, believes are undervalued when purchased, pay cash dividends and are listed on a national securities exchange or traded in the over-the-counter market.

INVESTMENT PROCESS -- The Subadvisor seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Subadvisor will seek to invest in equities that are deemed to be undervalued based on a number of factors, including relative valuation, prospects for future earnings growth, ability to grow dividends and corporate management.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, meaningful changes in the issuer's financial condition or corporate management.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. Mid-cap stocks are generally less established and may be more volatile and less liquid than stocks of larger companies. Some of the securities in the Fund may carry above-average risk compared to common stocks that comprise indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.

The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions. Therefore, the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Portfolio) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year and the life of the Portfolio compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

MID CAP VALUE PORTFOLIO -- INITIAL CLASS  QUARTER/YEAR   RETURN
Highest Return/Best Quarter                   2/03       13.86%
Lowest Return/Worst Quarter                   3/02      -17.82%

         AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                                     SINCE
                                                    INCEPTION
                                           1 YEAR    7/2/01
Mid Cap Value Portfolio --
  Initial Class                            17.54%      7.33%
  Service Class(1)                         17.25%      7.07%
Russell 1000(R) Value Index(2)             16.49%      5.93%
Russell Midcap(R) Value Index(3)           23.71%     12.90%

(1) Performance for the Service Class shares, first offered 6/5/03, includes historical performance of the Initial Class shares from 7/2/01 to 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.

(2) The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth rates. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[BAR CHART]

02                                                                              -14.57
03                                                                               28.97
04                                                                               17.54

                  Annual total returns (12/31) - Initial Class

(3) The Russell Midcap(R) Value Index measures the performance of those companies in the Russell Midcap(R) Index with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index. The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, and represents approximately 25% of the total market capitalization of the Russell 1000(R) Index. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                           INITIAL   SERVICE
                                            CLASS     CLASS
                                           -------   -------
    Management Fee(1)                       0.70%     0.70%
    Distribution and Service (12b-1) Fees   None      0.25%(2)
    Other Expenses                          0.11%     0.11%
    Total Portfolio Operating Expenses(3)   0.81%     1.06%

(1) The Management Fee reflects an aggregate fee for advisory and administrative services.

(2) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

(3) NYLIM has voluntarily agreed to waive fees and/or reimburse the Portfolio for certain expenses so that Total Portfolio Operating Expenses do not exceed 0.89% of average daily net assets for Initial Class Shares and 1.14% of average daily net assets for Service Class Shares. This agreement may be terminated by NYLIM at any time.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $ 83       $259        $450        $1,002
  Service Class           $108       $337        $585        $1,294

This Example does not reflect expense reimbursements or waivers.

                       MAINSTAY VP TOTAL RETURN PORTFOLIO

INVESTMENT OBJECTIVE -- The Total Return Portfolio's investment objective is to realize current income consistent with reasonable opportunity for future growth of capital and income.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests a minimum of 30% of its net assets in U.S. equity securities and a minimum of 30% of its net assets in U.S. debt securities.

INVESTMENT PROCESS -- Approximately one-half of the Portfolio's equity securities will normally consist of stocks of companies with growth in revenues and earnings per share superior to that of the average of common stocks comprising the S&P 500(R) Index at the time of purchase. The remainder of the Portfolio's equity securities will normally be invested in stocks that the Portfolio believes to be undervalued.

The Portfolio maintains a flexible approach towards investing in various types of companies as well as types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets.

It is contemplated that the Portfolio's long-term debt investments will typically consist of securities that are rated A or better by S&P or Moody's or, if unrated, deemed to be of comparable creditworthiness by MacKay Shields LLC, the Portfolio's Subadvisor. Principal debt investments include U.S. government securities, corporate bonds, and mortgage-related and asset-backed securities. The Portfolio may also enter into mortgage-dollar roll transactions.

In addition, of its investments in debt securities the Portfolio may purchase up to 20% in high-yield bonds and other debt securities rated below investment grade that the Portfolio's Subadvisor believes may provide capital appreciation in addition to income.

The Portfolio maintains a flexible approach by investing in a broad range of securities, which may be diversified by company, industry and type.

The Subadvisor may sell a security, if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell an equity security, the Subadvisor may evaluate, among other things, meaningful changes in the issuer's financial condition, including a deceleration in revenue and earnings growth. In considering whether to sell a debt security, the Subadvisor may evaluate, among other things, a decline in the security's rating by S&P or Moody's.

PRINCIPAL RISKS -- Since the Portfolio may allocate its assets among equity and debt securities, it has some exposure to the risks of both stocks and bonds. Investment in common stocks and other equity securities is particularly subject to the risks of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities, therefore, may carry above-average risk, compared to common stock indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.


The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.


The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).


In the case of debt securities, values change. The values of debt securities fluctuate depending upon various factors, including: interest rates, issuer creditworthiness, prepayment market conditions, and maturities.


The Portfolio's principal investments can include high-yield debt securities ("junk bonds") which are generally considered speculative because they present a greater risk of loss, including default, than higher-quality debt securities. These securities pay a premium -- a higher interest rate or yield -- because of this increased risk of loss. These securities can be also subject to greater price volatility.


Consistent with its principal investment strategies, the Portfolio's investments include derivatives such as mortgage-related and asset-backed securities. The Portfolio may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Portfolio may lose money using derivatives.

The principal risk of mortgage-dollar rolls is that the security the Portfolio receives at the end of the transaction may be worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction.


Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).


THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of three broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

TOTAL RETURN PORTFOLIO -- INITIAL CLASS        QUARTER/YEAR   RETURN
Highest Return/Best Quarter                        4/98       16.87%
Lowest Return/Worst Quarter                        1/01      -10.87%

           AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                        1 YEAR   5 YEARS  10 YEARS
Total Return Portfolio --
 Initial Class                            6.37%  -1.93%     8.62%
 Service Class(1)                         6.10%  -2.17%     8.35%
S&P 500(R) Index(2)                      10.88%  -2.30%    12.07%
Total Return Growth Composite Index(3)    5.63%  -2.20%     9.38%
Total Return Core Composite Index(4)      8.61%   2.33%    10.72%

(1) Performance for the Service Class shares, first offered 6/4/03, includes historical performance of the Initial Class shares from 1/1/95 to 6/3/03, adjusted to reflect the fees and expenses for Service Class shares.

(2) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.

(3) The Total Return Growth Composite Index is comprised of the Russell 1000(R) Growth Index and the Lehman Brothers(R) Aggregate Bond Index weighted 60%/40%, respectively. The Russell 1000(R) Growth Index measures the performance of those companies in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth values. The Lehman Brothers(R) Aggregate Bond Index includes fixed-rate debt issues rated investment grade or higher by Moody's, S&P or Fitch. All issues must have at least one year left to maturity and have an outstanding par value of at least $100 million. The Index is comprised of the Lehman Brothers(R) Government/Corporate, the Mortgage-Back Securities, and the Asset-Backed Securities Indices. Total returns assume reinvestment of all income and capital gains. You cannot invest directly in an index.

[BAR CHART]

95                                                                               28.33
96                                                                               12.08
97                                                                               17.79
98                                                                               27.13
99                                                                               17.02
00                                                                               -4.36
01                                                                              -10.69
02                                                                              -16.57
03                                                                               19.68
04                                                                                6.37

                  Annual total returns (12/31) - Initial Class

(4) The Total Return Core Composite Index is comprised of the Russell 1000(R) Index and the Lehman Brothers(R) Aggregate Bond Index weighted 60%/40%, respectively. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. Total returns assume reinvestment of all income and capital gains. You cannot invest directly in an index.

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                           INITIAL   SERVICE
                                            CLASS     CLASS
                                           -------   -------
    Advisory Fee                            0.32%     0.32%
    Distribution and Service (12b-1) Fees   None      0.25%(1)
    Other Expenses
    (includes Administration Fee of
    0.20%)                                  0.30%     0.30%
    Total Portfolio Operating Expenses      0.62%     0.87%

(1) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $63        $199        $346        $  774
  Service Class           $89        $278        $482        $1,073

                          MAINSTAY VP VALUE PORTFOLIO

INVESTMENT OBJECTIVE -- The Value Portfolio's investment objective is to realize maximum long-term total return from a combination of capital growth and income.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 65% of its total assets in common stocks that MacKay Shields LLC, the Portfolio's Subadvisor, believes were "undervalued" (selling below their value) when purchased; typically pay dividends, although there may be non-dividend paying stocks if they meet the "undervalued" criteria; and are listed on a national securities exchange or are traded in the over-the-counter market.

INVESTMENT PROCESS -- The Portfolio normally invests in U.S. common stocks that:

  - MacKay Shields, the Portfolio's Subadvisor, believes are "undervalued" (selling below their value) when purchased,

  - typically pay dividends, although there may be non-dividend paying stocks if they meet the "undervalued" criterion, and

  - are listed on a national securities exchange or are traded in the over-the-counter market.

Usually, stocks deemed by the Subadvisor to be at full value will be replaced with new, "undervalued" stocks. When assessing whether a stock is undervalued, the Subadvisor considers many factors and will compare the stock's market price to:

  - the company's cash flow and interest coverage ratios,

  - the company's book value,

  - estimated value of the company's assets (liquidation value), and

  - growth rates and future earnings.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

PRINCIPAL RISKS -- Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Portfolio) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


VALUE PORTFOLIO -- INITIAL CLASS        QUARTER/YEAR   RETURN
Highest Return/Best Quarter                 4/03       14.03%
Lowest Return/Worst Quarter                 3/02      -22.44%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                                         SINCE
                                                       INCEPTION
                                    1 YEAR   5 YEARS    5/1/95
Value Portfolio --
  Initial Class                     11.28%    4.87%      9.17%
  Service Class(1)                  11.01%    4.61%      8.90%
S&P 500(R) Index(2)                 10.88%   -2.30%     11.10%
Russell 1000(R) Value Index(3)      16.49%    5.27%     12.90%

(1) Performance for the Service Class Shares, first offered 6/4/03, includes historical performance of the Initial Class shares from 5/1/95 to 6/3/03, adjusted to reflect the fees and expenses for Service Class shares.

(2) The S%P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.

(3) The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those companies in the Russell 1000(R) Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market


[BAR CHART]

96                                                                               23.22
97                                                                               22.89
98                                                                               -4.14
99                                                                                8.80
00                                                                               12.89
01                                                                                0.40
02                                                                              -21.05
03                                                                               27.37
04                                                                               11.28

                  Annual total returns (12/31) - Initial Class

  capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                          INITIAL    SERVICE
                                           CLASS      CLASS
                                          -------    -------
    Advisory Fee                           0.36%      0.36%
    Distribution and Service (12b-1)
      Fees                                 None       0.25%(1)
    Other Expenses
    (includes Administration Fee of
    0.20%)                                 0.29%      0.29%
    Total Portfolio Operating Expenses     0.65%      0.90%

(1) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $66        $208        $362        $  810
  Service Class           $92        $287        $498        $1,108

                           MAINSTAY VP BOND PORTFOLIO

INVESTMENT OBJECTIVE -- The Bond Portfolio's investment objective is to seek the highest income over the long term consistent with preservation of principal.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in bonds, which include all types of debt securities such as:

- debt or debt-related securities issued or guaranteed by the U.S. or foreign governments, their agencies or instrumentalities;

- obligations of international or supranational entities;

- debt securities issued by U.S. or foreign corporate entities;

- zero coupon bonds;

- mortgage-related and other asset-backed securities; and

- loan participation agreements.

The effective maturity of this portion of the Portfolio's holdings will usually be in the intermediate range (three to ten years), although it may vary depending on market conditions as determined by NYLIM, the Portfolio's Manager.

At least 65% of the Portfolio's total assets will be invested in debt securities rated Baa or better by Moody's or BBB or better by S&P when purchased, or if unrated, determined by the Manager to be of comparable quality.

As part of the Portfolio's principal investment strategies, the Manager may use investment practices such as mortgage dollar rolls and portfolio securities lending.

INVESTMENT PROCESS -- In pursuing the Portfolio's investment strategy, the Portfolio's Manager conducts a continuing review of yields and other information derived from a data base which it maintains in managing fixed-income portfolios.

Fundamental economic cycle analysis, credit quality and interest rate trends are the principal factors considered by the Manager in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within the Portfolio's investment portfolio. Maturity shifts are based on a set of investment decisions that take into account a broad range of fundamental and technical indicators.

Consistent with its principal investment strategy, the Portfolio may purchase debt securities of U.S. issuers, including derivatives such as mortgage-related and asset-backed securities. Commercial paper must be, when purchased, rated Prime-1 by Moody's or A-1 by S&P, or if unrated, determined by the Manager to be of comparable quality. The Portfolio's principal investments may have fixed or floating rates of interest.

The Manager may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Manager may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

PRINCIPAL RISKS -- The value of debt securities fluctuate depending upon various factors, including interest rates, issuer creditworthiness, prepayment, market conditions and maturities. Investments in the Portfolio are not guaranteed even though some of the Portfolio's investments are guaranteed by the U.S. government or its agencies or instrumentalities.

Investments in loan participation interests are subject to the risk that there may not be a readily available market which in some cases could result in the Portfolio disposing of such security at a substantial discount from face value or holding such security until maturity. In addition, the credit risk associated with investments in loan participation interests may include the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Portfolio purchased such loan participation interests.

Since the Portfolio can invest in foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. based companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, changes in U.S. or foreign tax or currency laws, and changes in monetary policy.

The Portfolio's investments include derivatives such as floaters and mortgage-related and asset-backed securities. The Portfolio may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Portfolio may lose money using derivatives. The derivatives may increase the volatility of the Portfolio's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.

The Portfolio's use of investment practices such as mortgage dollar rolls and securities lending also presents certain risks. The principal risk of mortgage dollar roll transactions is that the security the Portfolio receives at the end of the transaction is worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction. The principal risk of securities lending is that the financial institution that borrows securities from the Portfolio could go bankrupt and the Portfolio might not be able to recover the securities or their value.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


BOND PORTFOLIO -- INITIAL CLASS          QUARTER/YEAR  RETURN
Highest Return/Best Quarter                  2/95       6.37%
Lowest Return/Worst Quarter                  1/96      -2.56%

        AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                  1 YEAR  5 YEARS  10 YEARS
Bond Portfolio --
  Initial Class                    4.09%   7.41%    7.35%
  Service Class(1)                 3.83%   7.14%    7.08%
Merrill Lynch Corporate and
  Government Master Index(2)       4.15%   7.95%    7.78%
Lehman Brothers(R) Aggregate
  Bond Index(3)                    4.34%   7.71%    7.72%

(1) Performance for the Service Class shares, first offered 6/4/03, includes historical performance of the Initial Class shares from 1/1/95 to 6/3/03, adjusted to reflect the fees and expenses for Service Class shares.

(2) The Merrill Lynch Corporate and Government Master Index is an unmanaged index consisting of issues of the U.S. government and its agencies as well as investment-grade corporate securities. Results assume the reinvestment of all income and capital gains distributions. You cannot invest directly in an index.
(3) The Lehman Brothers(R) Aggregate Bond Index (the "Aggregate Index") includes the following other Lehman Brothers(R) indexes: the Govern-

[BAR CHART]

95                                                                               18.31
96                                                                                2.05
97                                                                                9.65
98                                                                                9.12
99                                                                               -1.53
00                                                                                9.82
01                                                                                9.27
02                                                                                9.48
03                                                                                4.52
04                                                                                4.09

                   Annual total returns (12/31)-Initial Class

ment/Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Aggregate Index, securities must be investment grade quality or higher, have at least one year to maturity, and have an outstanding par value of at least $100 million. You cannot invest directly in an index.

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                            INITIAL   SERVICE
                                             CLASS     CLASS
                                            -------   -------
    Advisory Fee                             0.25%     0.25%
    Distribution and Service (12b-1) Fees    None      0.25%(1)
    Other Expenses
    (includes Administration Fee of 0.20%)   0.29%     0.29%
    Total Portfolio Operating Expenses       0.54%     0.79%

(1) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, and that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $55        $173        $302         $677
  Service Class           $81        $252        $439         $978

                      MAINSTAY VP FLOATING RATE PORTFOLIO

INVESTMENT OBJECTIVE -- The Floating Rate Portfolio's investment objective is to seek to provide high current income.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in a portfolio of floating rate loans and other floating rate debt securities. The Portfolio may also purchase fixed income debt securities and money market securities or instruments.

When the Manager believes that market or economic conditions are unfavorable to investors, up to 100% of the Portfolio's assets may be invested in money market or short-term debt securities. The Manager may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

Floating rate loans ("Floating Rate Loans") offer a favorable yield spread over other short-term fixed-income alternatives. Historically, Floating Rate Loans have displayed little correlation to the movements of U.S. common stocks, high-grade bonds, U.S. government securities and other traditional investments.

Floating Rate Loans are provided by banks and other financial institutions to large corporate customers. Companies undertake these loans to finance acquisitions, buy-outs, recapitalizations or other leveraged transactions. Floating Rate Loans are speculative investments and are rated below investment grade quality, but they are not junk bonds. They typically have less credit risk and lower default rates than junk bonds. Typically, these loans are the most senior source of capital in a borrower's capital structure and have certain of the borrower's assets pledged as collateral. The collateral may include both tangible and intangible assets of the borrower.

Floating Rate Loans feature rates that reset regularly, maintaining a fixed spread over the London-Interbank Offered Rate (LIBOR) or the prime rates of large money-center banks. The interest rates for Floating Rate Loans typically reset quarterly, although rates on some loans may adjust at other intervals. Floating Rate Loans mature, on average, in five to seven years, but loan maturity can be as long as nine years.

The Portfolio may invest up to 25% of its total assets in foreign securities. The foreign securities are generally U.S. dollar-denominated loans and other debt securities issued by one or more non-U.S. borrower(s) without a U.S. domiciled co-borrower.

INVESTMENT PROCESS -- In pursuing the Portfolio's investment strategy, the Manager seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Manager seeks to invest in companies with a high margin of safety that are leaders in industries with high barriers to entry. The Manager prefers companies with positive free cash flow, solid asset coverage and management teams with strong track records. In virtually every phase of the investment process, the Manager attempts to control risk and limit defaults.

The Manager may sell a security if it no longer believes the security will contribute to meeting the investment objectives of the Portfolio. In considering whether to sell a security, the Manager may evaluate, among other things, meaningful changes in the issuer's financial condition and competitiveness. The Manager continually evaluates market factors and comparative metrics to determine relative value.

PRINCIPAL RISKS -- The values of debt securities fluctuate depending upon various factors, including: Credit Risk, Liquidity, and Interest Rates.

The Floating Rate Loans in which the Portfolio principally invests are usually rated less than investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a higher interest rate because of the increased risk of loss. Although certain Floating Rate Loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the Portfolio's net asset value ("NAV") could go down and you could lose money.

An active trading market may not exist for many of the Portfolio's loans. In addition, some loans may be subject to restrictions on their resale, which may prevent the fund from obtaining the full value of the loan when it is sold. If this occurs, the Portfolio may experience a decline in its NAV. Some of the Portfolio's investments may be considered to be illiquid.

Investments in fixed-income securities are subject to the risk that interest rates could rise, causing the value of the Fund's securities and share price to decline. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes than shorter term bonds. Generally, the longer the average maturity of the bonds in a fund, the more a fund's share price will fluctuate in response to interest rate changes. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general.

Since the Portfolio may invest in U.S. dollar-denominated securities of foreign issuers, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. companies. These include losses due to less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax laws, and changes in monetary policy.

The Portfolio is "non-diversified," which means that it may invest a greater percentage of its assets than other funds in a particular issuer. This may make it more susceptible than diversified funds to risks associated with an individual issuer, and to single economic, political or regulatory occurrences.

                                PAST PERFORMANCE

Since the portfolio had not yet commenced operations as of the date of this prospectus, no performance information is available.

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                          INITIAL    SERVICE
                                           CLASS      CLASS
                                          -------    -------
    Management Fee(1)                      0.60%      0.60%
    Distribution and Service (12b-1)
      Fees                                 None       0.25%(2)
    Other Expenses(3)                      0.19%      0.19%
    Total Portfolio Operating Expenses     0.79%      1.04%

(1) The Management Fee reflects an aggregate fee for advisory and administrative services.

(2) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

(3) The Portfolio's Other Expenses are based upon estimates of the expenses that the Portfolio will incur for the current fiscal year.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $ 81       $252        $439        $  978
  Service Class           $106       $331        $574        $1,271

This Example does not reflect expense reimbursements or waivers.

                        MAINSTAY VP GOVERNMENT PORTFOLIO

INVESTMENT OBJECTIVE -- The Government Portfolio's investment objective is to seek a high level of current income, consistent with safety of principal.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in U.S. government securities. It may invest up to 20% of its net assets in mortgage-related and asset-backed securities or other securities that are not U.S. government securities. Mortgage-related securities (including mortgage-backed securities) are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers. Asset-backed securities are debt securities whose values are based on underlying pools of credit receivables.

INVESTMENT PROCESS -- In pursuing the Portfolio's investment strategies, MacKay Shields LLC, the Portfolio's Subadvisor, uses a combined approach to investing, analyzing economic trends, as well as factors pertinent to particular issuers and securities.

The Portfolio's principal investments are debt securities issued or guaranteed by the U.S. government and its agencies and instrumentalities. These securities include U.S. Treasury bills (maturing in one year or less), notes (maturing in 1-10 years) and bonds (generally maturing in 10 or more years), and Government National Mortgage Association mortgage-backed certificates and other U.S. government securities representing ownership interests in mortgage pools such as securities issued by the Federal National Mortgage Association and by the Federal Home Loan Mortgage Corporation. Principal investments also include floaters as well as money market instruments and cash equivalents. Floaters are debt securities with a variable interest rate that is tied to another interest rate such as a money market index or Treasury bill rate. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. As part of the Portfolio's principal strategies, the Subadvisor may use a variety of investment practices such as mortgage dollar roll transactions, transactions on a when-issued basis and portfolio securities lending. In a mortgage dollar roll transaction the Portfolio sells a mortgage-backed security from its portfolio to another party, and agrees to buy a similar security from the same party at a later date. A when-issued security is a security that, although authorized, has not yet been issued. The price (or yield) of such security is fixed at the time of purchase but delivery and payment take place at a later date.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy and meaningful changes in the issuer's financial condition.

PRINCIPAL RISKS -- The value of debt securities fluctuate depending upon various factors, including interest rates, issuer creditworthiness, prepayment, market conditions and maturities.

You could lose money by investing in the Portfolio. Investments in the Portfolio are not guaranteed, even though some of the Portfolio's investments are guaranteed by the U.S. government or its agencies or instrumentalities.

Principal investments also include derivatives, such as mortgage-related and asset-backed securities. The Portfolio may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Portfolio may lose money using derivatives. The use of derivatives may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of risk assumed.

The Portfolio's use of investment practices such as mortgage dollar rolls, forward commitments, transactions on a when-issued basis and securities lending also presents certain risks. The principal risk of mortgage-dollar roll transactions is that the security the Portfolio receives at the end of the transaction is worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction. The principal risk of transactions involving when-issued securities is that the security will be worth less when it is issued or received than the price the Portfolio agreed to pay when it made the commitment. The principal risk of securities lending is that the financial institution that borrows securities from the Portfolio could go bankrupt and the Portfolio might not be able to recover the securities or their value.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Portfolio) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


GOVERNMENT PORTFOLIO -- INITIAL CLASS   QUARTER/YEAR  RETURN
Highest Return/Best Quarter                 2/95       5.52%
Lowest Return/Worst Quarter                 2/04      -2.74%

         AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                   1 YEAR   5 YEARS   10 YEARS
Government Portfolio --
  Initial Class                    3.33%     6.71%     6.84%
  Service Class(1)                 3.07%     6.45%     6.57%
Lehman Brothers Government Bond
  Index(2)                         3.48%     7.48%     7.46%

(1) Performance for the Service Class shares, first offered 6/4/03, includes historical performance of the Initial Class shares from 1/1/95 to 6/3/03, adjusted to reflect the fees and expenses for Service Class shares.

(2) The Lehman Brothers(R) Government Bond Index is an unmanaged index comprised of all publicly issued, nonconvertible, domestic debt of the U.S. government or any of its agencies, quasi-federal

[BAR CHART]

95                                                                               16.72
96                                                                                2.28
97                                                                                9.48
98                                                                                9.00
99                                                                               -1.74
00                                                                               12.22
01                                                                                6.64
02                                                                                9.85
03                                                                                1.88
04                                                                                3.33

                   Annual total returns (12/31)-Initial Class

corporations, or corporate debt guaranteed by the U.S. government. Total returns assume the reinvestment of all income and capital gains. You cannot invest directly in an index.

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                            INITIAL   SERVICE
                                             CLASS     CLASS
                                            -------   -------
    Advisory Fee                             0.30%     0.30%
    Distribution and Service (12b-1) Fees    None      0.25%(1)
    Other Expenses
    (includes Administration Fee of 0.20%)   0.29%     0.29%
    Total Portfolio Operating Expenses       0.59%     0.84%

(1) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $60        $189        $329        $  738
  Service Class           $86        $268        $466        $1,037

                MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO

INVESTMENT OBJECTIVES -- The High Yield Corporate Bond Portfolio's investment objective is to maximize current income through investment in a diversified portfolio of high yield, high risk debt securities which are ordinarily in the lower rating categories of recognized rating agencies (that is, rated Baa to B by Moody's or BBB to B by S&P). Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES -- Under normal circumstances, the Portfolio invests at least 80% of its assets in high yield corporate debt securities, including all types of high yield domestic and foreign corporate debt securities that are rated below investment grade by Moody's or S&P or that are unrated but that are considered by MacKay Shields LLC, the Portfolio's Subadvisor, to be of comparable quality.

INVESTMENT PROCESS -- In pursuing the Portfolio's investment strategy, the Subadvisor seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Portfolio's principal investments include domestic corporate debt securities, Yankee (dollar-denominated) debt securities, zero coupon bonds and U.S. government securities. The Fund's high-yield investments may also include convertible corporate bonds and loan participation interests (eg., bank debt). Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest. They are issued at a significant discount to face value and tend to be more volatile than conventional debt securities. The Portfolio may invest up to 20% of its net assets in equity securities and may invest up to 20% of its net assets in securities rated lower than B by Moody's and S&P.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, meaningful changes in the issuer's financial condition and competitiveness.

PRINCIPAL RISKS -- The value of debt securities fluctuates depending upon various factors, including interest rates, issuer creditworthiness, market conditions and maturities. Investment in common stocks and other equity securities is particularly subject to risks of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

The Portfolio principally invests in high yield debt securities ("junk bonds") which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can be also subject to greater price volatility.

Since the Portfolio invests in foreign securities, it can be subject to various risks of loss that are different from the risks of investing in securities of U.S. companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax or currency laws, and changes in monetary policy. These risks are likely to be greater in emerging market countries than in developed market countries.

Investments in loan participation interests are subject to the risk that there may not be a readily available market which in some cases could result in the Portfolio disposing of such security at a substantial discount from face value or holding such security until maturity. In addition, the credit risk associated with investments in loan participation interests may include the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Portfolio purchased such loan participation interests.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Portfolio) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


HIGH YIELD CORPORATE BOND PORTFOLIO --
 INITIAL CLASS                          QUARTER/YEAR  RETURN
Highest Return/Best Quarter                 2/03      12.05%
Lowest Return/Worst Quarter                 4/00      -7.85%

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

                                                                                   SINCE
                                                                                 INCEPTION
                                                              1 YEAR   5 YEARS    5/1/95
High Yield Corporate Bond Portfolio -- Initial Class          12.72%    9.15%       10.44%
  Service Class(1)                                            12.44%    8.90%       10.19%
Credit Suisse First Boston(TM) High Yield Index(2)            11.95%    8.17%        8.17%

(1) Performance for the Service Class shares, first offered 6/4/03, includes historical performance of the Initial Class shares from 5/1/95 to 6/3/03, adjusted to reflect the fees and expenses for Service Class shares.

(2) The Credit Suisse First Boston(TM) High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by S&P and Baa by Moody's. Total returns assume reinvestment of all income and capital gains. You cannot invest directly in an index.

[BAR CHART]

96                                                                               17.16
97                                                                               13.03
98                                                                                2.66
99                                                                               12.84
00                                                                               -5.87
01                                                                                4.91
02                                                                                2.05
03                                                                               36.37
04                                                                               12.72

                   Annual total returns (12/31)-Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                            INITIAL   SERVICE
                                             CLASS     CLASS
                                            -------   -------
    Advisory Fee                             0.30%     0.30%
    Distribution and Service (12b-1) Fees    None      0.25%(1)
    Other Expenses
    (includes Administration Fee of 0.20%)   0.29%     0.29%
    Total Portfolio Operating Expenses       0.59%     0.84%

(1) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $60        $189        $329        $  738
  Service Class           $86        $268        $466        $1,037

                     MAINSTAY VP CASH MANAGEMENT PORTFOLIO

INVESTMENT OBJECTIVE -- The Cash Management Portfolio's investment objective is to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES -- MacKay Shields LLC is the Portfolio's Subadvisor. The Portfolio invests in short-term dollar-denominated securities, maturing in 397 days (13 months) or less. The weighted average portfolio maturity will not exceed 90 days. These securities may include U.S. government securities; bank and bank holding company obligations, such as CDs and bankers' acceptances; commercial paper, which is short-term, unsecured loans to corporations; other corporate loans of one year or less; and dollar-denominated loans to U.S. and foreign issuers and securities of foreign branches of U.S. banks and foreign banks, such as negotiable CDs, also known as Eurodollars. These securities may be variable rate notes, floating rate notes and mortgage-related and asset-backed securities. Mortgage-related securities (including mortgage-backed securities) are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers. The values of asset-backed securities are based on underlying pools of other receivables. Variable rate notes are debt securities that provide for periodic adjustments in their interest rate. Floaters are debt securities with a floating rate of interest that is tied to another interest rate such as a money market index or Treasury bill rate. All securities purchased by the Portfolio must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940 which are designed to mitigate the risk of loss. There must be a reasonable expectation that at any time until the final maturity of a floating or variable rate instrument or the period remaining until the principal amount can be recovered through demand, the market value of the floating or variable rate instrument will approximate its amortized cost.

PRINCIPAL RISKS -- An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. This could occur because of highly unusual market conditions or a sudden collapse in the creditworthiness of a company once believed to be an issuer of high-quality, short-term securities.


Since the Portfolio invests in dollar-denominated foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. based issuers. These include political and economic instability, less publicly available issuer information and changes in U.S. or foreign tax or currency laws.


The Portfolio's principal investments include derivatives such as variable rate instruments, floaters and mortgage-related and asset-backed securities. If the Subadvisor is wrong about its creditworthiness assessments, expectations of changes in interest rates or market conditions, as a result of an investment or its use of derivatives the Portfolio could suffer a loss.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


CASH MANAGEMENT PORTFOLIO -- INITIAL
CLASS                                 QUARTER/YEAR   RETURN
Highest Return/Best Quarter              3/00         1.56%
Lowest Return/Worst Quarter              1/04         0.14%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                     1 YEAR   5 YEARS   10 YEARS
Cash Management Portfolio --
  Initial Class                      0.85%     2.53%       3.84%
Lipper Money Market Funds Index(1)   0.78%     2.47%       3.78%

(1) The Lipper Money Market Funds Index is an equally weighted performance index adjusted for capital gains distributions and income dividends of the largest qualifying funds in the investment objective. The funds invest in high-quality financial instruments rated in the top two grades with a dollar-weighted average maturity of less than 90 days.

[BAR CHART]

95                                                                               5.59
96                                                                               4.95
97                                                                               5.25
98                                                                               5.18
99                                                                               4.84
00                                                                               6.06
01                                                                               3.84
02                                                                               1.36
03                                                                               0.67
04                                                                               0.85

                  Annual total returns (12/31) - Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                      INITIAL
                                       CLASS
                                      -------
Advisory Fee(1)                          0.25%
Distribution and Service (12b-1)
  Fees                                   None
Other Expenses
(includes Administration Fee of
0.20%)                                   0.30%
Total Portfolio Operating Expenses       0.55%

(1) The advisory fee for the Portfolio is an annual percentage of the Fund's average daily net assets as follows: 0.25% up to $500 million and 0.20% in excess of $500 million.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $56        $176        $307         $689

                              INVESTMENT POLICIES

--------------------------------------------------------------------------------

The discussion of Principal Investment Strategies for some of the Portfolios states that the relevant Portfolio invests, under normal circumstances, at least 80% of its assets in a particular type of investment. For these purposes, "assets" means the Portfolio's net assets plus any borrowings for investment purposes. The 80% requirement must be complied with at the time the Portfolio invests its assets. Accordingly, where a Portfolio no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings but would have to make any new investments in such as way as to bring the portfolio into compliance with the 80% requirement. Contract holders will receive at least 60 days prior notice of any change in the policy of a Portfolio to invest at least 80% of its assets in the manner described above.

When the discussion states that the Portfolio invests "primarily" in a certain type or style of investments, this normally means that the Portfolio will invest, under normal circumstances, at least 65% of its assets (as defined above) in that type or style of investments.

                   MORE ABOUT INVESTMENT STRATEGIES AND RISKS

--------------------------------------------------------------------------------

Information about each Portfolio's principal investments, investment practices and principal risks appears at the beginning of the Prospectus. The information below further describes the investment practices and risks pertinent to one or more of the Portfolios. Additional information about the investment practices of the Portfolios and risks pertinent to these practices is included in the Statement of Additional Information (SAI) (see the back cover of this Prospectus).

DERIVATIVE SECURITIES

The value of derivatives is based on certain underlying equity or fixed-income securities, interest rates, currencies or indices. They may be hard to sell and are very sensitive to changes in the underlying security, interest rate, currency or index, and as a result can be highly volatile. If the Manager or Subadvisor is wrong about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss.

In addition, the leverage associated with inverse floaters, a type of derivative, may result in greater volatility in their market value than other income-producing securities. With respect to mortgage-backed and asset-backed securities, if interest rates fall, the underlying mortgages and debt may be paid off, reducing the value of a Portfolio's investments.

FOREIGN SECURITIES

Foreign securities are issued by companies organized outside the U.S. and are traded in markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing. For example, foreign investments could be more difficult to sell than U.S. investments. They also may subject a Portfolio to risks different from investing in domestic securities. Investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investment in emerging market countries presents risks in greater degree than those presented by investment in foreign issuers in countries with developed securities markets and more advanced regulatory systems.

Some foreign securities may be issued by companies organized outside the U.S. and are traded only or primarily in trading markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing. Some foreign securities may be issued by companies organized outside the U.S. but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, American Depositary Receipts and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are not subject to all the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities traded in U.S. securities markets.

Many of the foreign securities in which the Portfolios invest will be denominated in foreign currencies. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Portfolios' assets. However, a Portfolio may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques."

LENDING OF PORTFOLIO SECURITIES

Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board of Directors. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, a Manager or Subadvisor will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

LOAN PARTICIPATION INTERESTS

Loan participation interests, also referred to as "Participations," are fractional interests in an underlying corporate loan and may be purchased from an agent bank, co-lenders, or other holders of Participations. There are three types of Participations which a Portfolio may purchase. A Participation in a novation of a corporate loan involves a Portfolio assuming all the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. Second, a Portfolio may purchase a Participation in an assignment of all or a portion of a lender's interest in a corporate loan, in which case a Portfolio may be required generally to rely on the assigning lender to demand payment and to enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the underlying corporate loan. Third, a Portfolio may also purchase a Participation in a portion of the rights of a lender in a corporate loan, in which case, a Portfolio will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights against the agent bank or borrower. The Portfolio must rely on the lending institution for that purpose.

The principal credit risk associated with acquiring Participations from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. A Portfolio may incur additional credit risk, however, when it is in the position of participant rather than co-lender because the Portfolio must then assume the risk of insolvency of the co-lender from which the Participation was purchased and that of any person interposed between the Portfolio and the co-lender.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

Mortgage-backed and asset-backed securities are derivative securities whose value is based on underlying pools of loans that may include interests in pools of lower-rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The Manager's or the Subadvisor's ability to correctly forecast interest rates and other economic factors will impact the success of investments in mortgage-backed and asset-backed securities. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and, if the security has been purchased at a premium, the amount of some or all of the premium may be lost in the event of prepayment.

RISK MANAGEMENT TECHNIQUES

Various techniques can be used to increase or decrease a Portfolio's exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

These practices can be used in an attempt to adjust the risk and return characteristics of their portfolios of investments. When a Portfolio uses such techniques in an attempt to reduce risk it is known as "hedging." If a Portfolio's Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

SWAP AGREEMENTS

Certain of the Portfolios may enter into interest rate, index and currency exchange rate swap agreements to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding that desired return.

Whether a Portfolio's use of swap agreements will be successful will depend on whether the Manager or the Subadvisor correctly predicts movements in interest rates, indices and currency exchange rates. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, with swap agreements the other party could go bankrupt and a Portfolio could lose the value of the security it should have received in the swap.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

Debt securities are often issued on a when-issued basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. During the period between purchase and settlement, no payment is made by the Portfolio and no interest accrues to the Portfolio. The market value of the when-issued securities on the settlement date may be more or less than the purchase price payable at settlement date. Similarly, a Portfolio may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedures and risks exist for forward commitments as for when-issued securities.

RISKS OF INVESTING IN HIGH YIELD DEBT
("JUNK BONDS")

High yield debt securities rated lower than Baa by Moody's or BBB by S&P or, if not rated, determined to be of equivalent quality by the Manager or Subadvisor are sometimes referred to as junk bonds and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

TEMPORARY DEFENSIVE INVESTMENTS


In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes or for liquidity purposes, each Portfolio may invest outside the scope of its principal investment focus. Under such conditions, a Portfolio may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Portfolio will achieve its investment objective. Under such conditions, a Portfolio may invest without limit in cash or money market and other investments.

In times of unusual or adverse market, economic or political conditions, the High Yield Corporate Bond Portfolio may invest without limit in securities rated A or higher by Moody's or S&P and may invest more than 35% of its total assets in U.S. government securities, or other high quality money market instruments. Periods of unusual or adverse market, economic or political conditions may exist for as many as 6 months and, in some cases, up to a year. The yield on these securities tends to be lower than the yield on other securities to be purchased by the Portfolio. Although investing heavily in these securities may help to preserve the Portfolio's assets, it may not be consistent with the Portfolio's primary investment objective and limit the Portfolio's ability to achieve a high level of income.

In unusual market conditions, the International Equity Portfolio may invest all or a portion of its assets in equity securities of U.S. issuers, investment grade notes and bonds, and cash and cash equivalents.

PORTFOLIO TURNOVER

Portfolio turnover measures the amount of trading a Portfolio does during the year. Due to their trading strategies, some of the Portfolios may experience a portfolio turnover rate of over 100%. Portfolio turnover information for each Portfolio is found in the Financial Highlights section. The use of certain investment strategies may generate increased portfolio turnover. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Portfolio).

                          THE FUND AND ITS MANAGEMENT

--------------------------------------------------------------------------------
                                                                               -

The Fund's Directors oversee the actions of the Manager and Subadvisors and decide on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business of the Fund.

     THE MANAGER

New York Life Investment Management LLC ("NYLIM" or the "Manager"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054, is the Manager to each Portfolio. NYLIM was formed as an independently managed indirect wholly-owned subsidiary of New York Life Insurance Company in April 2000. As of December 31, 2004, NYLIM and its affiliates managed approximately $189 billion in assets.

In conformity with the stated policies of the Portfolios, NYLIM administers each Portfolio's business affairs and manages the investment operations of each Portfolio and the composition of the portfolio of each Portfolio, subject to the supervision of the Board of Directors. These advisory services are provided pursuant to Management

Agreements with regard to the Balanced, Floating Rate, Mid Cap Core, Mid Cap Growth, Mid Cap Value and Small Cap Growth Portfolios and Investment Advisory Agreements with regard to the remaining Portfolios. NYLIM, with the approval of the Board of Directors, may select and employ Subadvisors and, if it does so, NYLIM monitors the Subadvisors' investment programs and results, and coordinates the investment activities of the Subadvisors to help ensure compliance with regulatory restrictions. The Subadvisors, subject to the supervision of NYLIM, are responsible for deciding which portfolio securities to purchase and sell for their respective Portfolios and for placing those Portfolios' portfolio transactions. NYLIM pays the fees of each Portfolio's Subadvisor. The Subadvisory Agreements can be terminated by NYLIM or by the Board of Directors, in which case the Subadvisors would no longer manage the Portfolio. NYLIM manages directly six Portfolios and retains Subadvisors for the remaining Portfolios as described below.

NYLIM also provides administrative services to each of the Portfolios. NYLIM provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolios excluding those maintained by the Portfolios' Custodian, except those as to which NYLIM has supervisory functions, and other than those being maintained by NYLIM or the Subadvisors. NYLIM pays the salaries and expenses of all personnel affiliated with the Portfolios, and all the operational expenses that are not the responsibility of the Portfolios, including the fees paid to the Subadvisor. These administrative services are provided to the Balanced, Floating Rate, Mid Cap Core, Mid Cap Growth, Mid Cap Value and Small Cap Growth Portfolios pursuant to the Management Agreements referenced above. These services are provided to the other Portfolios pursuant to separate Administration Agreements.

For the fiscal year ended December 31, 2004, the Fund, on behalf of the Mid Cap Core, Mid Cap Growth, Mid Cap Value and Small Cap Growth Portfolios, paid NYLIM an aggregate fee for investment advisory and administrative services performed at an annual percentage of the average daily net assets of that Portfolio as follows:

                                              ANNUAL RATE
                                              -----------
Mid Cap Core Portfolio......................     0.79%
Mid Cap Growth Portfolio....................     0.75%
Mid Cap Value Portfolio.....................     0.70%
Small Cap Growth Portfolio..................     0.71%

No fees were paid on behalf of the Balanced and Floating Rate Portfolios, as they had not commenced operations as of the date of this Prospectus.

The 15 remaining Portfolios pay separate fees for advisory and administrative services. For the fiscal year ended December 31, 2004, the Fund, on behalf of these Portfolios, paid NYLIM an aggregate fee for investment advisory services performed at an annual percentage of the average daily net assets of that Portfolio as set forth below. In addition, each of the 15 Portfolios also pays NYLIM a monthly fee for administrative services performed and the facilities furnished by NYLIM at an annual rate of 0.20% of the average daily net assets of each Portfolio.

                                              ANNUAL RATE
                                              -----------
Bond Portfolio..............................     0.25%
Capital Appreciation Portfolio..............     0.36%
Cash Management Portfolio...................     0.25%
Common Stock Portfolio......................     0.25%
Convertible Portfolio.......................     0.36%
Government Portfolio........................     0.30%
High Yield Corporate Bond Portfolio.........     0.30%
International Equity Portfolio..............     0.60%
S&P 500 Index Portfolio.....................     0.10%
Total Return Portfolio......................     0.32%
Value Portfolio.............................     0.36%
Income & Growth Portfolio...................     0.50%
Basic Value Portfolio.......................     0.60%
Growth Portfolio............................     0.50%
Developing Growth Portfolio.................     0.60%

The payment of the investment management and the administration fees, as well as other operating expenses, will affect the S&P 500 Index Portfolio's ability to track the S&P 500(R) Index exactly.

NYLIM makes payments from its own resources to NYLIAC for providing a variety of recordkeeping, administrative, marketing, shareholder support and other services. These arrangements vary among the Portfolios and may amount to payments from NYLIM's own resources which are not expected to exceed .25% (exclusive of 12b-1 Fees) of the value of Portfolio assets. Payments from NYLIM's own resources do not change the purchase price of shares, the amount of shares that your investment purchases, the value of your shares, or the proceeds of any redemption.

Representatives of NYLIFE Securities, who solicit sales of the variable annuity products that invest in the Portfolios, may receive sales support from consultants employed by NYLIAC, who are also registered representatives of NYLIFE Securities/NYLIFE Distributors. These consultants may be eligible for additional compensation (by NYLIM, not the Fund) based on the proportion of initial premiums paid for the variable annuity product that are allocated to the Portfolios of the Fund.

Where NYLIM has retained a Subadvisor, the Subadvisor, under the supervision of NYLIM, is responsi-ble for making the specific decisions about buying, selling and holding securities; selecting brokers and brokerage firms to trade for it; maintaining accurate records; and, if possible, negotiating favorable commissions and fees with the brokers and brokerage firms. For these services, the Subadvisor is paid a monthly fee by NYLIM, not the Portfolios. (See the SAI for the breakdown of fees.)

SUBADVISORS. Each Subadvisor is employed by NYLIM, subject to approval by the Board of Directors, and, where required, the shareholders of the applicable Portfolio. NYLIM recommends Subadvisors to the Fund's Board of Directors based upon its continuing quantitative and qualitative evaluation of the Subadvisor's skill in managing assets using specific investment styles and strategies.

Each Subadvisor has discretion to purchase and sell securities for the assets of its respective Portfolio in accordance with that Portfolio's investment objectives, policies and restrictions. Although the Subadvisors are subject to general supervision by the Fund's Board of Directors and NYLIM, these parties do not evaluate the investment merits of specific securities transactions.

MacKay Shields LLC, 9 West 57th Street, New York, New York 10019, is the Subadvisor to the Capital Appreciation, Cash Management, Convertible, Government, High Yield Corporate Bond, International Equity, Mid Cap Growth, Mid Cap Value, Small Cap Growth, Total Return and Value Portfolios. The firm was incorporated in 1969 as an independent advisory firm and was privately held until 1984 when it became a wholly-owned but autonomously managed subsidiary of New York Life Insurance Company ("New York Life"). MacKay Shields became a Delaware limited liability company in 1999. As of December 31, 2004, MacKay Shields managed approximately $39,208 million in assets.

American Century Investment Management, Inc., whose principal place of business is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111, serves as Subadvisor to the Income & Growth Portfolio. As of December 31, 2004, American Century managed over $98 billion in assets.

The Dreyfus Corporation, whose principal place of business is 200 Park Avenue, New York, New York 10166, serves as Subadvisor to the Basic Value Portfolio. As of December 31, 2004, The Dreyfus Corporation managed approximately $158 billion in assets.

Eagle Asset Management, Inc., whose principal place of business is 880 Carillon Parkway, St. Petersburg, Florida 33716, serves as Subadvisor to the Growth Portfolio. Eagle Asset Management is a wholly-owned subsidiary of Raymond James Financial, Inc., which together with its subsidiaries, provides a wide range of financial services to retail and institutional clients. As of December 31, 2004, Eagle Asset Management managed over $10.4 billion in assets.

Lord, Abbett & Co. LLC, whose principal place of business is 90 Hudson Street, Jersey City, New Jersey 07032-3973, serves as Subadvisor to the Developing Growth Portfolio. As of December 31, 2004, Lord, Abbett & Co. LLC managed over $92 billion in assets.

     PORTFOLIO MANAGERS

NYLIM and each Sub-Advisor uses a team of portfolio managers and analysts acting together to manage each Portfolio's investments. The senior members of each Portfolio's management team who are jointly and primarily responsible for the Portfolio's day-to-day management are set forth below:

BALANCED PORTFOLIO -- Joan M. Sabella and Tony Elavia

BASIC VALUE PORTFOLIO -- Brian C. Ferguson, J. David Macey, William E. Costello and Robert J. Eastman

BOND PORTFOLIO -- Donald F. Serek, Thomas Volpe, Jr. and Michael J. Pagano

CAPITAL APPRECIATION PORTFOLIO -- Rudolph C. Carryl and Edmund C. Spelman

CASH MANAGEMENT PORTFOLIO -- Claude Athaide and Christopher Harms

COMMON STOCK PORTFOLIO -- Harvey Fram

CONVERTIBLE PORTFOLIO -- Edward Silverstein and Edmund C. Spelman

DEVELOPING GROWTH PORTFOLIO -- F. Thomas O'Halloran

FLOATING RATE PORTFOLIO -- Anthony Malloy and Robert Dial

GOVERNMENT PORTFOLIO -- Gary Goodenough, Christopher Harms and Joseph Portera

GROWTH PORTFOLIO -- Duane Eatherly and Ashi Parikh

HIGH YIELD CORPORATE BOND PORTFOLIO -- Donald E. Morgan and J. Matthew Philo

INCOME & GROWTH PORTFOLIO -- Kurt Borgwardt, John Schniedwind and Zili Zhang

INTERNATIONAL EQUITY PORTFOLIO -- Rupal J. Bhansali

MID CAP CORE PORTFOLIO -- Harvey Fram

MID CAP GROWTH PORTFOLIO -- Rudolph C. Carryl and Edmund C. Spelman

MID CAP VALUE PORTFOLIO -- Michael C. Sheridan and Richard A. Rosen

SMALL CAP GROWTH PORTFOLIO -- Rudolph C. Carryl and Edmund C. Spelman

S&P 500 INDEX PORTFOLIO -- Francis Ok

TOTAL RETURN PORTFOLIO -- Rudolph C. Carryl, Gary Goodenough, Christopher Harms, Richard A. Rosen and Edmund C. Spelman

VALUE PORTFOLIO -- Richard A. Rosen

     PORTFOLIO MANAGER BIOGRAPHIES

The following section provides biographical information about each of the Portfolio's portfolio managers and certain other investment personnel. Additional information regarding the portfolio manager's compensation, other accounts managed by these portfolio managers and their ownership of shares of the Portfolios each manages is available in the Statement of Additional Information.

CLAUDE ATHAIDE, PH.D., CFA -- Mr. Athaide has managed the Cash Management Portfolio since March 1998. Mr. Athaide joined MacKay Shields in 1996 and became an Associate Director in 2001. Prior to joining MacKay Shields, Mr. Athaide taught graduate and undergraduate level statistics and computer programming courses at George Washington University and The Wharton School of the University of Pennsylvania and was a Quantitative Analyst with the Republic National Bank from May 1995 to August 1995. Mr. Athaide has over five years of investment experience. Mr. Athaide earned the right to use the Chartered Financial Analyst designation in 2000.

RUPAL J. BHANSALI -- Ms. Bhansali has managed the International Equity Portfolio since April 2001. Ms. Bhansali joined MacKay Shields as Managing Director and Head of the International Equity Products in 2001. Ms. Bhansali was previously the co-head of the international equity division at Oppenheimer Capital, where she managed various institutional and retail international equity portfolios. Earlier in her career, Ms. Bhansali worked in various capacities doing investment research and advisory work at Soros Fund Management, Crosby Securities and ICICI Ltd. She has 13 years of experience in the industry. Ms. Bhansali received her MBA in finance from the University of Rochester and her undergraduate and masters degrees in accounting from the University of Bombay.

KURT BORGWARDT, CFA -- Mr. Borgwardt has managed the Income & Growth Portfolio since its inception. Mr. Borgwardt, Senior Vice President and Senior Portfolio Manager, joined American Century in August 1990. He has a bachelor of arts from Stanford University and an MBA with a specialization in finance from the University of Chicago. He is a CFA charterholder.

RUDOLPH C. CARRYL -- Mr. Carryl has managed the Capital Appreciation, Mid Cap Growth, Small Cap Growth and Total Return Portfolios since inception. Mr. Carryl is a Senior Managing Director of MacKay Shields. He joined MacKay Shields as a Director in 1992 and has 24 years of investment management and research experience. Mr. Carryl was Research Director and Senior Portfolio Manager at Value Line, Inc. from 1978 to 1992.

WILLIAM E. COSTELLO -- Mr. Costello manages the Basic Value Portfolio. He is a portfolio manager at The Dreyfus Corporation and a Vice President at The Boston Company. Asset Management LLC ("The Boston Company"), manages the Basic Value Portfolio Mr. Costello is a dual employee of The Dreyfus Corporation and The Boston Company, each of which is a wholly-owned subsidiary of Mellon Financial Corporation. He is also Director of Domestic Equity Research at The Boston Company and serves as the energy sector research analyst for Dreyfus' US Large Capitalization Value disciplines. Previously, Mr. Costello served as an analyst in The Boston Company US Small and Mid Capitalization Value Investment Team. Prior to joining The Boston Company, he was a senior research analyst with Delphi Management, Inc., a value equity management firm in Boston. As an analyst at Delphi, Mr. Costello covered a wide range of global industries. He received an MBA, concentrating in Finance, from Boston University's School of Management and holds a Chartered Financial Analyst designation.

ROBERT DIAL -- Mr. Dial manages the Floating Rate Portfolio. He joined NYLIM in 2001 and is responsible for leveraged loan investments. Mr. Dial is a Managing Director. Prior to joining NYLIM, Mr. Dial was a Director in the Acquisition Finance Group at Fleet Securities where he was responsible for originating, structuring and distributing non-investment grade financings. Previously, he worked in leveraged finance capacities at Credit Lyonnais and at Chase Manhattan, where he completed the bank's formal credit training program. Mr. Dial earned a BA from Yale University and an MBA from the University of Chicago.

DUANE EATHERLY, CFA -- Mr. Eatherly is a portfolio manager of the Growth Portfolio. He has 11 years of investment experience and is the portfolio co-manager on Eagle's Institutional Growth team. Prior to joining Eagle in 1999, Mr. Eatherly served as Sector Manager for Technology Equities for Bank One Investment Advisors. He graduated in 1987 from Rose-Hulman Institute of Technology with a B.S. in Electrical Engineering and earned his M.B.A. with high distinction from Indiana University in 1992. Prior to attending Indiana University, Mr. Eatherly worked as an electrical engineer for Lockheed Corporation's F-117A Stealth Fighter Program. He is the holder of a Charter Financial Analyst designation.

ROBERT J. EASTMAN -- Mr. Eastman, portfolio manager at The Dreyfus Corporation and Senior Vice President at The Boston Company Asset Management LLC ("The Boston Company"), manages the Basic Value Portfolio serves as a quantitative research analyst. Mr. Eastman is a dual employee of The Dreyfus Corporation and The Boston Company, each of which is a wholly-owned subsidiary of Mellon Financial Corporation. Prior to joining The Boston Company, Mr. Eastman was a portfolio manager/quantitative analyst with Trinity Investment Management Corporation. He received his MBA from the Wharton School of Business. He holds a Chartered Financial Analyst designation.

TONY H. ELAVIA -- Mr. Elavia is the Chief Investment Officer of NYLIM Equity Investors and Senior Managing Director of NYLIM since 2004. He was the Managing Director and Senior Portfolio Manager of the Large Cap Growth Team of Putnam Investments. Prior to joining Putnam, Mr. Elavia was President and Portfolio Manager at Voyageur Asset Management and President of TES Partners. Previously he was a Senior Vice President with Piper Capital Management. Mr. Elavia holds a Ph.D. and M.A. in Economics from the University of Houston and a M.A. and the B.C. from the University of Baroda in Vadodara, India.

BRIAN C. FERGUSON -- Mr. Ferguson, portfolio manager at The Dreyfus Corporation and Senior Vice President at The Boston Company Asset Management, LLC ("The Boston Company"), manages the Basic Value Portfolio. Mr. Ferguson is a dual employee of The Dreyfus Corporation and The Boston Company, each of which is a wholly-owned subsidiary of Mellon Financial Corporation. He is the Director of The Boston Company's US Large Cap Value Equity Portfolio Management Team and has been a member of Dreyfus since 1997. Brian holds an MBA from Columbia University's Business School with a concentration in Finance.

HARVEY FRAM, CFA -- Mr. Fram is the portfolio manager of the Common Stock and Mid Cap Core Portfolios. He joined NYLIM in March 2000. Mr. Fram was a Portfolio Manager and Research Strategist with Monitor Capital Advisors LLC from 1999 to 2001. Mr. Fram is responsible for the management of quantitative equity portfolios. Prior to joining Monitor, he was a quantitative equity research analyst at ITG, a technology based equity brokerage firm. Mr. Fram was awarded his Chartered Financial Analyst designation in 1999 and has an MBA from the Wharton School at the University of Pennsylvania.

GARY GOODENOUGH -- Mr. Goodenough became a manager of the Government Portfolio and the Total Return Portfolio in July 2000. Mr. Goodenough joined MacKay Shields as Managing Director and Co-Head of the Bond Team in 2000. Prior to joining MacKay Shields, Mr. Goodenough was a Senior Portfolio Manager at Loomis Sayles & Co. from December 1993 to May 2000. Prior to this, he was a Managing Director at Bear Stearns & Company and was a Managing Director of High Yield Bonds and Global Bonds at Salomon Brothers.

CHRISTOPHER HARMS -- Mr. Harms has managed the Total Return Portfolio since July 2000, the Government Portfolio from April 1999 until July 2000 and the Cash Management Portfolio since 2004. Mr. Harms is a Managing Director of MacKay Shields. Mr. Harms joined MacKay Shields as a Director in 1991 with more than 10 years prior investment management and research experience. Prior to joining the firm, Mr. Harms was employed at Bear Stearns in the Asset Management Division as a fixed income portfolio manager.

J. DAVID MACEY -- Mr. Macey manages the Basic Value Portfolio. He is a Senior Vice President at The Dreyfus Corporation and The Boston Company Asset Management, LLC ("The Boston Company"), manages the Basic Value Portfolio. Mr. Macey is a dual employee of The Dreyfus Corporation and The Boston Company, each of which is a wholly-owned subsidiary of Mellon Financial Corporation. He is responsible for the banking, brokers, insurance, savings and loan associations and REITs sectors. Mr. Macey also serves as the Chairman of Domestic Equity Research of The Boston Company. Prior to joining The Boston Company, he served as a vice president at Shawmut Bank, N.A. where he was responsible for investment research and corporate finance. He holds a BS from Massachusetts Institute of Technology and an MS from Northeastern University. Mr. Macey also completed four years of study in Finance in the Doctoral Program at the Harvard University Graduate School of Business Administration. In addition, he was a Research Associate at the Harvard University Graduate School of Business Administration and holds a Chartered Financial Analyst designation.

ANTHONY MALLOY -- Mr. Malloy manages the Floating Rate Portfolio. He has been an employee of NYLIM since March 1999 and is a Managing Director. He is responsible for the management of NYLIM's leveraged loan business. Prior to joining NYLIM, Mr. Malloy spent five years at J.P. Morgan as Vice President in the Debt Capital Markets group and as a Vice President and senior relationship manager in the Loan Capital Markets group. Earlier in his career, Mr. Malloy was the Head of Risk Management in the Derivatives group at The Toronto-Dominion Bank. Mr. Malloy received a BA in English and Economics from Middlebury College and a MBA in Finance from New York University.

DONALD E. MORGAN, CFA -- Mr. Morgan has managed the High Yield Corporate Bond Portfolio since 1999. Mr. Morgan is a Managing Director and Head of the High Yield Division at MacKay Shields. He joined MacKay Shields in 1997 as an Associate Director, and was promoted to Director in 1999 and to Managing Director in 2000. Prior to joining MacKay Shields, he was a High Yield Analyst with Fidelity Management & Research. Prior thereto, he was an Engineer at QuesTech Inc. Mr. Morgan earned the right to use the Chartered Financial Analyst designation in 1998, and has 8 years experience in investment management and research.

F. THOMAS O'HALLORAN, CFA -- Mr. O'Halloran, Investment Manager at Lord Abbett, has managed the Developing Growth Portfolio since March 2003. Mr. O'Halloran joined Lord Abbett in 2001 from Dillon

Read/UBS Warburg where he served as Executive Director/Senior Research Analyst. Prior to that, he was a trial lawyer. Mr. O'Halloran received an AB from Bowdoin College, a JD from Boston College Law School, and an MBA from Columbia University Business School. He is the holder of a Charter Financial Analyst designation and has been in the investment business since 1987.

FRANCIS J. OK -- Mr. Ok manages the S&P 500 Index Portfolio and is responsible for managing and running NYLIM Quantitative Strategies' trading desk. Mr. Ok has been an employee of NYLIM since March 2000. Previously, Mr. Ok was a portfolio manager and managed the trading desk at Monitor Capital Advisors LLC since 1994. Mr. Ok holds a B.S. in Economics from Northeastern University.

MICHAEL J. PAGANO -- Mr. Pagano is a Director in New York Life Investment Management's Securities Investment Group. His primary focus is on the investment-grade corporate bond portfolios. Prior to joining The Company in June, 2003, Mr. Pagano was a Vice-President and fixed income portfolio manager at Fiduciary Asset Management where he managed fixed income portfolios benchmarked against the Lehman Aggregate Index. Earlier in his career, Mr. Pagano was an institutional mortgage-backed and structured products sales specialist at Merrill Lynch and Banc of America Securities, as well as Director of Marketing for Neuberger & Berman's Wrap Fee Management Group. Mr. Pagano holds a B.A. in Economics and Political Science from Amherst College and an M.B.A., with a concentration in finance, from the University of Chicago Graduate School of Business.

ASHI PARIKH -- Mr. Parikh has managed the Growth Portfolio since April 1999. He is Chief Investment Officer and Senior Managing Director of the Institutional Growth Advisers Division of Eagle Asset Management, Inc. Mr. Parikh joined Eagle in 1999 from Banc One Investment Advisors, Inc., where he was Managing Director of their Growth Equity Team. He joined Banc One Corporation in 1992 and Banc One Investment Advisors in 1994.

J. MATTHEW PHILO, CFA -- Mr. Philo has managed the High Yield Corporate Bond Portfolio since 2001. Mr. Philo joined MacKay Shields in 1996 from Thorsell, Parker Partners Inc. where he was an analyst and portfolio manager focusing on mid-cap companies. He was previously with Moran Asset Management as an equity portfolio manager and analyst. Mr. Philo has earned the right to use the Chartered Financial Analyst designation and has 19 years of investment management and research experience. He received a BA in Economics from the State University of New York at Albany and a MBA in Finance from New York University.

JOSEPH PORTERA -- Mr. Portera has managed the Government Portfolio since July 2000. Mr. Portera is a Managing Director of MacKay Shields specializing in foreign and domestic government bonds. He returned to MacKay Shields in December 1996 after working at Fiduciary Trust Company International as a portfolio manager in international bonds. Mr. Portera joined MacKay Shields in 1991.

RICHARD A. ROSEN -- Mr. Rosen has managed the Mid Cap Value and the Value Portfolios since 1999 and the Total Return Portfolio since 2004. Mr. Rosen is a Senior Managing Director of MacKay Shields and specializes in equity securities. He joined MacKay Shields in January 1999 after working as a Managing Director and equity portfolio manager at Prudential Investments from August 1991 to January 1999.

JOAN M. SABELLA -- Ms. Sabella has been a Director of NYLIM since December 2000. Previously she worked at Towneley Capital Management, Inc. from 1978 to 2000. Ms. Sabella has been a member of the Financial Planning Association since 1995 and the Association for Investment Management Research (AIMR) since 2002. She holds a B.B.A. from Baruch College, is a Certified Financial Planner, and a Chartered Retirement Planning Counselor.

JOHN SCHNIEDWIND, CFA -- Mr. Schniedwind has managed the Income & Growth Portfolio since its inception. Mr. Schniedwind, Chief Investment
Officer -- Quantitative Equity, joined American Century in 1982. He has degrees from Purdue University and an MBA in finance from the University of California-Berkeley. He is a CFA charterholder.

DONALD F. SEREK -- Mr. Serek has managed the Bond Portfolio since April 2000. He has been a Portfolio Manager with NYLIM since April 2000. He joined New York Life in 1997 as a corporate bond specialist. Prior thereto, he was a Senior Analyst at Citicorp Securities where he analyzed global power, sovereign, supranational, telecommunications and media issuers for five years. Earlier in his career he held positions in Citibank's Corporate Financial Analysis and International Banking and Finance Groups.

MICHAEL C. SHERIDAN -- Mr. Sheridan has managed the Mid Cap Value Portfolio since inception. Mr. Sheridan is a Director of MacKay Shields and specializes in equity securities. He joined MacKay Shields in 1996. Prior to joining MacKay Shields, he was with Arnhold & S. Bleichroeder Capital where he was responsible for value equity analysis. Mr. Sheridan has 16 years research and investment management experience.

EDWARD SILVERSTEIN -- Mr. Silverstein has managed the Convertible Portfolio since 2001. Mr. Silverstein joined MacKay Shields in 1998 as an Associate and was a Research Analyst in the Equity Division. He became an Associate Director in 2000. Prior to joining MacKay Shields, Mr. Silverstein was a portfolio manager at The Bank of New York from 1995 to 1998.

EDMUND C. SPELMAN -- Mr. Spelman has managed the Convertible Portfolio since September 1999 and has man-aged the Capital Appreciation, Mid Cap Growth, Small Cap Growth and Total Return Portfolios since inception. Mr. Spelman is a Senior Managing Director of MacKay Shields and specializes in equity securities. He joined MacKay Shields in 1991 after working as a securities analyst at Oppenheimer & Co., Inc. from 1984 to 1991.

THOMAS VOLPE, JR. -- Mr. Volpe became a portfolio manager of the Bond Portfolio in April 2003. Mr. Volpe is a Second Vice President in NYLIM's Securities Investment Group. He joined the Public Fixed Income Group of NYLIM in May 2000. Prior to that, he was a Treasury Cash Manager for the Treasury Department of New York Life Insurance Company where he earned the credential of Certified Cash Manager. He has been employed by New York Life Insurance Company since 1989 and has held a number of positions in the Securities Operations and Treasury Cash Management areas. Mr. Volpe holds a BA in Economics from the State University of New York at Albany and a MBA in Finance from Adelphi University.

ZILI ZHANG -- Mr. Zhang, Vice President and Portfolio Manager/Director of Quantitative Research, joined American Century in January 1997 as a research analyst. He became a portfolio manager in 2002. He also manages the quantitative research team. He has a bachelor's degree in physics from the University of Science and Technology of China and a Ph.D in theoretical physics from the University of Texas at Austin.

                       PURCHASE AND REDEMPTION OF SHARES

--------------------------------------------------------------------------------
                                                                               -

FAIR VALUATION, MARKET TIMING, AND PORTFOLIO HOLDINGS DISCLOSURE

Determining the Portfolio's Share Prices (NAV) and the Valuation of Securities

Shares in each of the Portfolios are offered to and are redeemed by the Separate Accounts at a price equal to their respective net asset value, or NAV, per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolios' shares.

Each Portfolio of the Fund generally calculates the value of its investments (also known as its net asset value, or NAV) at the close of regular trading on the New York Stock Exchange (usually 4:00 pm eastern time) every day the Exchange is open. The NAV per share for a class of shares is determined by dividing the value of a Portfolio's net assets attributable to that class by the number of shares of that class outstanding on that day. The value of a Portfolio's investments is generally based on current market prices (amortized cost, in the case of the Cash Management Portfolio). If current market values are not available or, in the judgment of the Manager, do not accurately reflect the fair value of a security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of a Portfolio's securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless the Manager or Subadvisor, in consultation with the Subadvisor, deems a particular event would materially affect NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. A Portfolio may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares. The NAV of a Portfolio's shares may change on days when shareholders will not be able to purchase or redeem shares.

The Board has adopted valuation procedures for the Fund and has delegated day-to-day responsibility for fair value determinations to the Fund's Valuation Committee. Determinations of the Valuation Committee are subject to review and ratification by the Board at its next scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The Fund expects to use fair value pricing for securities actively traded on U.S. exchanges only under limited circumstances (e.g., for thinly-traded securities where the market quotation is deemed unreliable, in response to security trading halts, or when an exchange closes early or does not open.) Certain Portfolios of the Fund may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, the Fund's fair valuation procedures include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available.

Excessive Purchases and Redemptions or Exchanges

The interests of the Fund's shareholders and the Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a Portfolio's investment strategies or negatively impact Portfolio performance. For example, the Manager or a Portfolio's Subadvisor might have to maintain more of a Portfolio's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. Shareholders that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by long-term shareholders.

The Fund is not intended to be used as a vehicle for short-term trading, and the Fund's Board of Directors has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of each Portfolio's shares in order to protect long-term shareholders of the Fund. Each Portfolio of the Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase, exchange or transfer order for any reason.

Shares of the Portfolios are generally held through insurance company separate accounts. The ability of the Fund to monitor transfers made by the contract holders in separate accounts maintained by New York Life Insurance and Annuity Corporation ("NYLIAC") is limited by the omnibus nature of these accounts. The Fund does not maintain data regarding individual contract holder transactions. The Fund's policy is that the Portfolios must rely on NYLIAC to both monitor market timing within a Portfolio and attempt to prevent it through its own policies and procedures. In situations in which the Fund becomes aware of possible market timing activity, it will notify NYLIAC in order to help facilitate the enforcement of its market timing policies and procedures. The Fund reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from NYLIAC that the Fund determines not to be in the best interest of the Portfolios. Contract holders should refer to the product prospectus for a description of the methods that NYLIAC may utilize to monitor and detect excessive or frequent trading in Portfolio shares. NYLIAC or the Fund may modify their procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the prevention or detection of excessive or frequent trading or to address specific circumstances.

While NYLIAC and the Fund discourage excessive short-term trading, there is no assurance that they will be able to detect all market timing activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. Neither NYLIAC nor the Fund has any arrangements to permit or accommodate frequent or excessive short-term trading.

Portfolio Holdings Information

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities holdings is available in the Fund's Statement of Additional Information. The Fund publishes quarterly a list of each Portfolio's ten largest holdings and publishes monthly a complete schedule of each Portfolio's holdings on the internet at www.mainstayfunds.com. You may also obtain this information by calling toll-free 1-800-598-2019. The portfolio holdings are made available as of the last day of each calendar month, approximately 30 days after the end of that month. In addition, disclosure of each Portfolio's top ten holdings is made quarterly approximately 15 days after the end of each fiscal quarter. The quarterly top ten holdings information is also provided in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

--------------------------------------------------------------------------------
                                                                               -

     TAXES

Each Portfolio intends to elect and to qualify to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If each Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each Portfolio will be relieved of federal income tax on the amounts distributed.

In order for the Separate Accounts to comply with regulations under Section 817(h) of the Code, each Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of each Separate Account's proportionate share of the assets owned by each of the regulated investment companies in which it owns shares is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable.

Since the sole shareholders of the Fund will be Separate Accounts, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the Policies, see the attached prospectus for the Policy.

     DIVIDENDS AND DISTRIBUTIONS

The Cash Management Portfolio (which seeks to maintain a constant net asset value of $1.00 per share) will declare a dividend of its net investment income daily and distribute such dividend monthly; a shareholder of that Portfolio begins to earn dividends on the next business day following the receipt of the shareholder's investment by the Portfolio. Each Portfolio other than the Cash

Management Portfolio declares and distributes a dividend of net investment income, if any, annually. Shareholders of each Portfolio, other than the Cash Management Portfolio, will begin to earn dividends on the first business day after the shareholder's purchase order has been received. Distributions reinvested in shares will be made after the first business day of each month following declaration of the dividend. Each Portfolio will distribute its net long-term capital gains, if any, after utilization of any capital loss carryforwards after the end of each fiscal year. The Portfolios may declare an additional distribution of investment income and capital gains in October, November or December (which would be paid before February 1 of the following year) to avoid the excise tax on income not distributed in accordance with the applicable timing requirements.

                              GENERAL INFORMATION

--------------------------------------------------------------------------------
                                                                               -

     CUSTODIAN

For the Bond and Common Stock Portfolios, JP Morgan Chase & Co., 3 Chase Metro Tech Center, Brooklyn, New York 11245 is the custodian of the Portfolios' assets. For the remaining Portfolios, The Bank of New York, 100 Church Street, New York, New York 10286 is the custodian of the Portfolios' assets.

                              FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the Portfolios' financial performance for the past five years or, if shorter, the period of a Portfolio's operations. Certain information reflects financial results for a single portfolio share outstanding throughout each of the periods presented. The total returns in the table represent the rate that an investor would have earned on an investment in that portfolio (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's Financial Statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

No financial highlights are provided for the Balanced and Floating Rate Portfolios, as they had not commenced operations as of the date of this prospectus.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                        MAINSTAY VP BOND PORTFOLIO
                                            -----------------------------------------------------------------------------------
                                                                INITIAL CLASS                              SERVICE CLASS
                                            -----------------------------------------------------   ---------------------------
                                                                                                                     JUNE 4,
                                                                                                                     2003(A)
                                                                                                     YEAR ENDED      THROUGH
                                                           YEAR ENDED DECEMBER 31,                  DECEMBER 31,   DECEMBER 31,
                                              2004       2003        2002       2001       2000         2004           2003
SELECT PER SHARE DATA AND RATIOS            -----------------------------------------------------------------------------------
Net asset value at beginning of period....  $  13.41   $  13.73    $  13.11   $  12.59   $  12.24     $ 13.40        $ 14.33
                                            --------   --------    --------   --------   --------     -------        -------
Net investment income.....................      0.47       0.52(b)     0.60       0.65       0.85        0.46           0.28(b)
Net realized and unrealized gain (loss) on
  investments.............................      0.08       0.10        0.64       0.52       0.35        0.05          (0.28)
                                            --------   --------    --------   --------   --------     -------        -------
Total from investment operations..........      0.55       0.62        1.24       1.17       1.20        0.51          (0.00)(c)
                                            --------   --------    --------   --------   --------     -------        -------
Less dividends and distributions:
  From net investment income..............     (0.50)     (0.59)      (0.61)     (0.65)     (0.85)      (0.47)         (0.58)
  From net realized gain on investments...     (0.15)     (0.35)      (0.01)        --         --       (0.15)         (0.35)
                                            --------   --------    --------   --------   --------     -------        -------
Total dividends and distributions.........     (0.65)     (0.94)      (0.62)     (0.65)     (0.85)      (0.62)         (0.93)
                                            --------   --------    --------   --------   --------     -------        -------
Net asset value at end of period..........  $  13.31   $  13.41    $  13.73   $  13.11   $  12.59     $ 13.29        $ 13.40
                                            ========   ========    ========   ========   ========     =======        =======
Total investment return...................      4.09%      4.52%       9.48%      9.27%      9.82%       3.83%          0.00%(d)(e)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income...................      3.36%      3.75%       4.93%      5.66%      6.37%       3.11%          3.50%+(f)
  Expenses................................      0.54%      0.54%       0.52%      0.52%      0.51%       0.79%          0.79%+
Portfolio turnover rate...................       335%       149%         76%        54%        58%        335%           149%
Net assets at end of period (in 000's)....  $421,046   $485,033    $481,740   $372,983   $257,573     $61,720        $19,603

------------

(a)  Commencement of Operations.
(b)  Per Share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Total return is not annualized.
(e)  Less than one tenth of a percent.
(f)  Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                    MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO
                                            -----------------------------------------------------------
                                                                   INITIAL CLASS
                                            -----------------------------------------------------------

                                                              YEAR ENDED DECEMBER 31,
                                              2004        2003         2002        2001         2000
SELECT PER SHARE DATA AND RATIOS            -----------------------------------------------------------
Net asset value at beginning of period....  $  20.70   $    16.33    $  23.64   $    30.81   $    36.98
                                            --------   ----------    --------   ----------   ----------
Net investment income (loss)..............      0.05         0.04(b)     0.02         0.02        (0.05)(b)
Net realized and unrealized gain (loss) on
  investments.............................      0.81         4.37       (7.31)       (7.17)       (3.73)
                                            --------   ----------    --------   ----------   ----------
Total from investment operations..........      0.86         4.41       (7.29)       (7.15)       (3.78)
                                            --------   ----------    --------   ----------   ----------
Less dividends and distributions:
  From net investment income..............     (0.05)       (0.04)      (0.02)       (0.02)          --
  From net realized gain on investments...        --           --          --           --        (2.39)
                                            --------   ----------    --------   ----------   ----------
Total dividends and distributions.........     (0.05)       (0.04)      (0.02)       (0.02)       (2.39)
                                            --------   ----------    --------   ----------   ----------
Net asset value at end of period..........  $  21.51   $    20.70    $  16.33   $    23.64   $    30.81
                                            ========   ==========    ========   ==========   ==========
Total investment return...................      4.16%       26.99%     (30.83%)     (23.22%)     (10.72%)
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income (loss)............      0.24%        0.20%       0.11%        0.09%       (0.15%)
  Expenses................................      0.65%        0.64%       0.64%        0.63%        0.63%
Portfolio turnover rate...................        34%          26%         72%          46%          33%
Net assets at end of period (in 000's)....  $929,227   $1,011,538    $842,410   $1,345,799   $1,813,776

                                            MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO
                                            ---------------------------
                                                   SERVICE CLASS
                                            ---------------------------
                                                             JUNE 5,
                                                             2003(A)
                                             YEAR ENDED      THROUGH
                                            DECEMBER 31,   DECEMBER 31,
                                                2004           2003
SELECT PER SHARE DATA AND RATIOS            ---------------------------
Net asset value at beginning of period....    $ 20.68        $ 18.43
                                              -------        -------
Net investment income (loss)..............       0.02           0.01(b)
Net realized and unrealized gain (loss) on
  investments.............................       0.79           2.27
                                              -------        -------
Total from investment operations..........       0.81           2.28
                                              -------        -------
Less dividends and distributions:
  From net investment income..............      (0.02)         (0.03)
  From net realized gain on investments...         --             --
                                              -------        -------
Total dividends and distributions.........      (0.02)         (0.03)
                                              -------        -------
Net asset value at end of period..........    $ 21.47        $ 20.68
                                              =======        =======
Total investment return...................       3.90%         12.36%(c)
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income (loss)............      (0.01%)        (0.05%)+(d)
  Expenses................................       0.90%          0.89%+
Portfolio turnover rate...................         34%            26%
Net assets at end of period (in 000's)....    $48,218        $15,582

------------

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                           MAINSTAY VP CASH MANAGEMENT PORTFOLIO
                                                              ----------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                                2004          2003          2002          2001          2000
SELECT PER SHARE DATA AND RATIOS                              ----------------------------------------------------------------
Net asset value at beginning of year........................  $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                              --------      --------      --------      --------      --------
Net investment income.......................................      0.01          0.01          0.01          0.04          0.06
Net realized and unrealized gain on investments.............      0.00(a)       0.00(a)       0.00(a)       0.00(a)         --
                                                              --------      --------      --------      --------      --------
Total from investment operations............................      0.01          0.01          0.01          0.04          0.06
                                                              --------      --------      --------      --------      --------
Less dividends and distributions:
  From net investment income................................     (0.01)        (0.01)        (0.01)        (0.04)        (0.06)
  From net realized gain on investments.....................     (0.00)(a)     (0.00)(a)     (0.00)(a)     (0.00)(a)        --
                                                              --------      --------      --------      --------      --------
Total dividends and distributions...........................     (0.01)        (0.01)        (0.01)        (0.04)        (0.06)
                                                              --------      --------      --------      --------      --------
Net asset value at end of year..............................  $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                              ========      ========      ========      ========      ========
Total investment return.....................................      0.85%         0.67%         1.36%         3.84%         6.06%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................      0.83%         0.67%         1.33%         3.57%         5.87%
  Expenses..................................................      0.55%         0.55%         0.55%         0.54%         0.52%
Net assets at end of year (in 000's)........................  $308,660      $359,974      $518,348      $481,171      $305,915

------------

(a)  Less than one cent per share.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                        MAINSTAY VP COMMON STOCK PORTFOLIO
                                            ----------------------------------------------------------
                                                                  INITIAL CLASS
                                            ----------------------------------------------------------

                                                             YEAR ENDED DECEMBER 31,
                                              2004        2003        2002        2001         2000
SELECT PER SHARE DATA AND RATIOS            ----------------------------------------------------------
Net asset value at beginning of period....  $  18.75    $  14.98    $  19.99   $    24.28   $    27.78
                                            --------    --------    --------   ----------   ----------
Net investment income.....................      0.28(c)     0.17(b)     0.16         0.14         0.15
Net realized and unrealized gain (loss) on
  investments.............................      1.77        3.78       (5.01)       (4.29)       (1.06)
                                            --------    --------    --------   ----------   ----------
Total from investment operations..........      2.05        3.95       (4.85)       (4.15)       (0.91)
                                            --------    --------    --------   ----------   ----------
Less dividends and distributions:
  From net investment income..............     (0.28)      (0.18)      (0.16)       (0.14)       (0.15)
  From net realized gain on investments...        --          --          --           --        (2.44)
                                            --------    --------    --------   ----------   ----------
Total dividends and distributions.........     (0.28)      (0.18)      (0.16)       (0.14)       (2.59)
                                            --------    --------    --------   ----------   ----------
Net asset value at end of period..........  $  20.52    $  18.75    $  14.98   $    19.99   $    24.28
                                            ========    ========    ========   ==========   ==========
Total investment return...................     10.90%      26.37%     (24.25%)     (17.09%)      (3.34%)
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income...................      1.44%(c)     1.05%      0.89%        0.66%        0.55%
  Expenses................................      0.53%       0.52%       0.51%        0.50%        0.50%
Portfolio turnover rate...................       151%         72%        120%          93%          77%
Net assets at end of period (in 000's)....  $923,660    $864,373    $731,686   $1,059,832   $1,331,634

                                            MAINSTAY VP COMMON STOCK PORTFOLIO
                                            ---------------------------
                                                   SERVICE CLASS
                                            ---------------------------
                                                             JUNE 5,
                                                             2003(A)
                                             YEAR ENDED      THROUGH
                                            DECEMBER 31,   DECEMBER 31,
                                                2004           2003
SELECT PER SHARE DATA AND RATIOS            ---------------------------
Net asset value at beginning of period....    $ 18.74        $ 16.45
                                              -------        -------
Net investment income.....................       0.24(c)        0.07(b)
Net realized and unrealized gain (loss) on
  investments.............................       1.75           2.38
                                              -------        -------
Total from investment operations..........       1.99           2.45
                                              -------        -------
Less dividends and distributions:
  From net investment income..............      (0.24)         (0.16)
  From net realized gain on investments...         --             --
                                              -------        -------
Total dividends and distributions.........      (0.24)         (0.16)
                                              -------        -------
Net asset value at end of period..........    $ 20.49        $ 18.74
                                              =======        =======
Total investment return...................      10.62%         14.93%(d)
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income...................       1.19%(c)       0.80%+(e)
  Expenses................................       0.78%          0.77%+
Portfolio turnover rate...................        151%            72%
Net assets at end of period (in 000's)....    $33,013        $10,146

------------

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per
     share and 0.27%, respectively, resulting from a special
     one-time dividend from Microsoft Corp. that paid $3.00 per share.
(d)  Total return is not annualized.
(e)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                       MAINSTAY VP CONVERTIBLE PORTFOLIO
                                            --------------------------------------------------------
                                                                 INITIAL CLASS
                                            --------------------------------------------------------

                                                            YEAR ENDED DECEMBER 31,
                                              2004       2003        2002       2001          2000
SELECTED PER SHARE DATA AND RATIOS          --------------------------------------------------------
Net asset value at beginning of period....  $  10.82   $   9.04    $  10.11   $  10.71      $  12.68
                                            --------   --------    --------   --------      --------
Net investment income.....................      0.21       0.27(b)     0.28       0.36(c)       0.42
Net realized and unrealized gain (loss) on
  investments.............................      0.45       1.74       (1.08)     (0.58)(c)     (1.00)
                                            --------   --------    --------   --------      --------
Total from investment operations..........      0.66       2.01       (0.80)     (0.22)        (0.58)
                                            --------   --------    --------   --------      --------
Less dividends and distributions:
  From net investment income..............     (0.22)     (0.23)      (0.27)     (0.38)        (0.42)
  From net realized gain on investments...        --         --          --         --         (0.97)
                                            --------   --------    --------   --------      --------
Total dividends and distributions.........     (0.22)     (0.23)      (0.27)     (0.38)        (1.39)
                                            --------   --------    --------   --------      --------
Net asset value at end of period..........  $  11.26   $  10.82    $   9.04   $  10.11      $  10.71
                                            ========   ========    ========   ========      ========
Total investment return...................      6.11%     22.23%      (7.91%)    (2.18%)       (5.02%)
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income...................      1.94%      2.71%       2.97%      3.86%(c)      4.25%
  Expenses................................      0.66%      0.67%       0.67%      0.67%         0.66%
Portfolio turnover rate...................       108%        76%         95%       171%          183%
Net assets at end of period (in 000's)....  $291,995   $292,043    $204,263   $202,564      $168,085

                                            MAINSTAY VP CONVERTIBLE PORTFOLIO
                                            ---------------------------
                                                   SERVICE CLASS
                                            ---------------------------
                                                             JUNE 5,
                                                             2003(A)
                                             YEAR ENDED      THROUGH
                                            DECEMBER 31,   DECEMBER 31,
                                                2004           2003
SELECTED PER SHARE DATA AND RATIOS          ---------------------------
Net asset value at beginning of period....    $ 10.81        $  9.95
                                              -------        -------
Net investment income.....................       0.20           0.14(b)
Net realized and unrealized gain (loss) on
  investments.............................       0.43           0.94
                                              -------        -------
Total from investment operations..........       0.63           1.08
                                              -------        -------
Less dividends and distributions:
  From net investment income..............      (0.20)         (0.22)
  From net realized gain on investments...         --             --
                                              -------        -------
Total dividends and distributions.........      (0.20)         (0.22)
                                              -------        -------
Net asset value at end of period..........    $ 11.24        $ 10.81
                                              =======        =======
Total investment return...................       5.85%         10.84%(d)
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income...................       1.69%          2.46%+(f)
  Expenses................................       0.91%          0.92%+
Portfolio turnover rate...................        108%            76%
Net assets at end of period (in 000's)....    $76,052        $23,672

------------

(a)  Commencement of Operations.
(b) Per share data based on average shares outstanding during the period.
(c) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting
     Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

          Decrease net investment income....................  $(0.00)(e)
          Increase net realized and unrealized gains and
           losses...........................................    0.00(e)
          Decrease ratio of net investment income...........   (0.11%)

(d)  Total return is not annualized.
(e)  Less than one cent per share.
(f)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                             MAINSTAY VP GOVERNMENT PORTFOLIO
                                                  ------------------------------------------------------
                                                                      INITIAL CLASS
                                                  ------------------------------------------------------

                                                                 YEAR ENDED DECEMBER 31,
                                                    2004       2003        2002       2001        2000
SELECT PER SHARE DATA AND RATIOS                  ------------------------------------------------------
Net asset value at beginning of period..........  $  10.73   $  11.05    $  10.35   $  10.11    $   9.56
                                                  --------   --------    --------   --------    --------
Net investment income...........................      0.45       0.36(b)     0.31       0.42(c)     0.62
Net realized and unrealized gain (loss) on
 investments....................................     (0.09)     (0.15)       0.71       0.25(c)     0.55
                                                  --------   --------    --------   --------    --------
Total from investment operations................      0.36       0.21        1.02       0.67        1.17
                                                  --------   --------    --------   --------    --------
Less dividends:
 From net investment income.....................     (0.46)     (0.53)      (0.32)     (0.43)      (0.62)
                                                  --------   --------    --------   --------    --------
Net asset value at end of period................  $  10.63   $  10.73    $  11.05   $  10.35    $  10.11
                                                  ========   ========    ========   ========    ========
Total investment return.........................      3.33%      1.88%       9.85%      6.64%      12.22%
Ratios (to average net assets)/Supplemental
 Data:
 Net investment income..........................      3.63%      3.25%       3.94%      5.01%(c)     6.29%
 Expenses.......................................      0.59%      0.59%       0.59%      0.60%       0.60%
Portfolio turnover rate.........................       113%       106%        146%       137%        311%
Net assets at end of period (in 000's)..........  $275,674   $359,332    $432,816   $223,387    $130,390

                                                  MAINSTAY VP GOVERNMENT PORTFOLIO
                                                  ---------------------------
                                                         SERVICE CLASS
                                                  ---------------------------
                                                                   JUNE 4,
                                                                   2003(A)
                                                   YEAR ENDED      THROUGH
                                                  DECEMBER 31,   DECEMBER 31,
                                                      2004           2003
SELECT PER SHARE DATA AND RATIOS                  ---------------------------
Net asset value at beginning of period..........    $ 10.72        $ 11.42
                                                    -------        -------
Net investment income...........................       0.44           0.21(b)
Net realized and unrealized gain (loss) on
 investments....................................      (0.11)         (0.39)
                                                    -------        -------
Total from investment operations................       0.33          (0.18)
                                                    -------        -------
Less dividends:
 From net investment income.....................      (0.44)         (0.52)
                                                    -------        -------
Net asset value at end of period................    $ 10.61        $ 10.72
                                                    =======        =======
Total investment return.........................       3.07%         (1.63%)(d)
Ratios (to average net assets)/Supplemental
 Data:
 Net investment income..........................       3.38%          3.00%+(e)
 Expenses.......................................       0.84%          0.84%+
Portfolio turnover rate.........................        113%           106%
Net assets at end of period (in 000's)..........    $40,085        $13,521

------------

(a)  Commencement of Operations.
(b) Per share data based on average shares outstanding during the period.
(c) As required, effective January 1, 2001, the portfolio has adopted the provisions of the AICPA Audit and Accounting
     Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

          Decrease net investment income....................  $(0.04)
          Increase net realized and unrealized gains and
           losses...........................................    0.04
          Decrease ratio of net investment income...........   (0.39%)

(d)  Total Return is not annualized.
(e)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                  MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO
                                            -----------------------------------------------------------
                                                                   INITIAL CLASS
                                            -----------------------------------------------------------

                                                              YEAR ENDED DECEMBER 31,
                                               2004         2003         2002       2001         2000
SELECT PER SHARE DATA AND RATIOS            -----------------------------------------------------------
Net asset value at beginning of period....  $     9.41   $     7.39    $   8.09   $   8.72     $  10.69
                                            ----------   ----------    --------   --------     --------
Net investment income.....................        0.70         0.75(b)     0.85       1.05(c)      1.32
Net realized and unrealized gain (loss) on
  investments.............................        0.47         1.93       (0.67)     (0.64)(c)    (1.96)
Net realized and unrealized gain (loss) on
  foreign currency........................        0.02         0.01       (0.02)      0.01         0.02
                                            ----------   ----------    --------   --------     --------
Total from investment operations..........        1.19         2.69        0.16       0.42        (0.62)
                                            ----------   ----------    --------   --------     --------
Less dividends and distributions:
  From net investment income..............       (0.70)       (0.67)      (0.86)     (1.05)       (1.35)
  From net realized gain on investments...          --           --          --         --        (0.00)(d)
                                            ----------   ----------    --------   --------     --------
Total dividends and distributions.........       (0.70)       (0.67)      (0.86)     (1.05)       (1.35)
                                            ----------   ----------    --------   --------     --------
Net asset value at end of period..........  $     9.90   $     9.41    $   7.39   $   8.09     $   8.72
                                            ==========   ==========    ========   ========     ========
Total investment return...................       12.72%       36.37%       2.05%      4.91%       (5.87%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income...................        7.40%        8.51%      10.44%     11.61%(c)    12.10%
  Expenses................................        0.59%        0.60%       0.60%      0.58%        0.60%
Portfolio turnover rate...................          39%          43%         49%        56%          64%
Net assets at end of period (in 000's)....  $1,167,527   $1,114,766    $696,500   $684,738     $616,807

                                            MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO
                                            ---------------------------
                                                   SERVICE CLASS
                                            ---------------------------
                                                             JUNE 4,
                                                             2003(A)
                                             YEAR ENDED      THROUGH
                                            DECEMBER 31,   DECEMBER 31,
                                                2004           2003
SELECT PER SHARE DATA AND RATIOS            ---------------------------
Net asset value at beginning of period....    $   9.40       $  8.69
                                              --------       -------
Net investment income.....................        0.68          0.44(b)
Net realized and unrealized gain (loss) on
  investments.............................        0.47          0.92
Net realized and unrealized gain (loss) on
  foreign currency........................        0.02          0.00(d)
                                              --------       -------
Total from investment operations..........        1.17          1.36
                                              --------       -------
Less dividends and distributions:
  From net investment income..............       (0.69)        (0.65)
  From net realized gain on investments...          --            --
                                              --------       -------
Total dividends and distributions.........       (0.69)        (0.65)
                                              --------       -------
Net asset value at end of period..........    $   9.88       $  9.40
                                              ========       =======
Total investment return...................       12.44%        15.66%(e)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income...................        7.15%         8.26%+(f)
  Expenses................................        0.84%         0.85%+
Portfolio turnover rate...................          39%           43%
Net assets at end of period (in 000's)....    $276,241       $79,608

------------

(a)  Commencement of Operations.
(b) Per share data based on average shares outstanding during the period.
(c) As required, effective January 1, 2001 the Portfolio has adopted the provisions of the AICPA Audit and Accounting
     Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

          Decrease net investment income....................  $(0.00)(d)
          Increase net realized and unrealized gains and
           losses...........................................    0.00(d)
          Decrease ratio of net investment income...........   (0.03%)

(d)  Less than one cent per share.
(e)  Total return is not annualized.
(f)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                         MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO
                                                  --------------------------------------------------------
                                                                       INITIAL CLASS
                                                  --------------------------------------------------------

                                                                  YEAR ENDED DECEMBER 31,
                                                    2004        2003        2002        2001        2000
SELECTED PER SHARE DATA AND RATIOS                --------------------------------------------------------
Net asset value at beginning of period..........  $  12.13    $  9.48     $ 10.06     $ 11.90     $ 15.48
                                                  --------    -------     -------     -------     -------
Net investment income...........................      0.19(b)    0.17(b)     0.11        0.11(b)     0.07(b)
Net realized and unrealized gain (loss) on
  investments...................................      1.84       2.61       (0.63)      (1.78)      (2.97)
Net realized and unrealized gain (loss) on
  foreign currency transactions.................      0.07       0.06        0.08       (0.00)(c)    0.12
                                                  --------    -------     -------     -------     -------
Total from investment operations................      2.10       2.84       (0.44)      (1.67)      (2.78)
                                                  --------    -------     -------     -------     -------
Less dividends and distributions:
  From net investment income....................     (0.12)     (0.19)      (0.14)      (0.14)      (0.09)
  From net realized gain on investments.........        --         --          --       (0.03)      (0.71)
                                                  --------    -------     -------     -------     -------
Total dividends and distributions...............     (0.12)     (0.19)      (0.14)      (0.17)      (0.80)
                                                  --------    -------     -------     -------     -------
Net asset value at end of period................  $  14.11    $ 12.13     $  9.48     $ 10.06     $ 11.90
                                                  ========    =======     =======     =======     =======
Total investment return.........................     17.34%     30.00%      (4.41%)    (14.02%)    (18.06%)
Ratios (to average net assets)/Supplemental
  Data:
  Net investment income.........................      1.53%      1.67%       1.06%       1.04%       0.53%
  Expenses......................................      0.99%      1.07%       1.11%       1.12%       1.01%
Portfolio turnover rate.........................        49%       105%        102%        130%         28%
Net assets at end of period (in 000's)..........  $175,172    $95,754     $61,763     $55,515     $65,429

                                                  MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO
                                                  ---------------------------
                                                         SERVICE CLASS
                                                  ---------------------------
                                                                   JUNE 5,
                                                                   2003(A)
                                                   YEAR ENDED      THROUGH
                                                  DECEMBER 31,   DECEMBER 31,
                                                      2004           2003
SELECTED PER SHARE DATA AND RATIOS                ---------------------------
Net asset value at beginning of period..........    $ 12.12         $10.40
                                                    -------         ------
Net investment income...........................       0.15(b)        0.00(b)(c)
Net realized and unrealized gain (loss) on
  investments...................................       1.84           1.85
Net realized and unrealized gain (loss) on
  foreign currency transactions.................       0.07           0.06
                                                    -------         ------
Total from investment operations................       2.06           1.91
                                                    -------         ------
Less dividends and distributions:
  From net investment income....................      (0.10)         (0.19)
  From net realized gain on investments.........         --             --
                                                    -------         ------
Total dividends and distributions...............      (0.10)         (0.19)
                                                    -------         ------
Net asset value at end of period................    $ 14.08         $12.12
                                                    =======         ======
Total investment return.........................      17.05%         18.31%(d)
Ratios (to average net assets)/Supplemental
  Data:
  Net investment income.........................       1.28%          1.42%+(e)
  Expenses......................................       1.24%          1.32%+
Portfolio turnover rate.........................         49%           105%
Net assets at end of period (in 000's)..........    $51,408         $9,146

------------

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Total return is not annualized.
(e)  Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                      MAINSTAY VP MID CAP CORE PORTFOLIO
                                                  ---------------------------------------------------------------------------
                                                                  INITIAL CLASS                          SERVICE CLASS
                                                  ---------------------------------------------   ---------------------------
                                                                                     JULY 2,                       JUNE 5,
                                                                                     2001(A)                       2003(A)
                                                                                     THROUGH       YEAR ENDED      THROUGH
                                                     YEAR ENDED DECEMBER 31,       DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                    2004       2003       2002         2001           2004           2003
SELECTED PER SHARE DATA AND RATIOS                ---------------------------------------------------------------------------
Net asset value at beginning of period..........  $  11.01   $  8.16    $  9.40      $ 10.00        $ 11.00         $ 9.28
                                                  --------   -------    -------      -------        -------         ------
Net investment income...........................      0.06      0.05(b)    0.02         0.02           0.04           0.03(b)
Net realized and unrealized gain (loss) on
  investments...................................      2.39      2.84      (1.24)       (0.60)          2.38           1.72
                                                  --------   -------    -------      -------        -------         ------
Total from investment operations................      2.45      2.89      (1.22)       (0.58)          2.42           1.75
                                                  --------   -------    -------      -------        -------         ------
Less dividends and distributions:
  From net investment income....................     (0.06)    (0.04)     (0.02)       (0.02)         (0.04)         (0.03)
  From net realized gain on investments.........     (0.28)       --         --           --          (0.28)            --
                                                  --------   -------    -------      -------        -------         ------
Total dividends and distributions...............     (0.34)    (0.04)     (0.02)       (0.02)         (0.32)         (0.03)
                                                  --------   -------    -------      -------        -------         ------
Net asset value at end of period................  $  13.12   $ 11.01    $  8.16      $  9.40        $ 13.10         $11.00
                                                  ========   =======    =======      =======        =======         ======
Total investment return.........................     22.27%    35.43%    (12.92%)      (5.86%)(c)     21.96%         18.89%(c)
Ratios (to average net assets)/Supplement Data:
  Net investment income.........................      0.70%     0.55%      0.39%        0.44%+         0.45%          0.30%+(d)
  Net expenses..................................      0.98%     0.98%      0.98%        0.98%+         1.23%          1.23%+
  Expenses (before reimbursement)...............      1.04%     1.18%      1.34%        1.84%+         1.29%          1.43%+
Portfolio turnover rate.........................       185%      202%       217%          74%           185%           202%
Net assets at end of period (in 000's)..........  $128,178   $55,351    $27,936      $12,741        $42,662         $8,930

------------

(a)  Commencement of Operations.
(b)  Per Share data based on average shares outstanding during the period.
(c)  Total Return is not annualized.
(d)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                     MAINSTAY VP MID CAP GROWTH PORTFOLIO
                                                  ---------------------------------------------------------------------------
                                                                  INITIAL CLASS                          SERVICE CLASS
                                                  ---------------------------------------------   ---------------------------
                                                                                     JULY 2,                       JUNE 5,
                                                                                     2001(A)                       2003(A)
                                                                                     THROUGH       YEAR ENDED      THROUGH
                                                     YEAR ENDED DECEMBER 31,       DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                    2004       2003       2002         2001           2004           2003
SELECTED PER SHARE DATA AND RATIOS                ---------------------------------------------------------------------------
Net asset value at beginning of period..........  $   9.47   $  6.54    $  9.16      $ 10.00        $  9.45        $  7.77
                                                  --------   -------    -------      -------        -------        -------
Net investment loss (b).........................     (0.03)    (0.04)     (0.05)       (0.02)         (0.05)         (0.03)
Net realized and unrealized gain (loss) on
  investments...................................      2.17      2.97      (2.57)       (0.82)          2.16           1.71
                                                  --------   -------    -------      -------        -------        -------
Total from investment operations................      2.14      2.93      (2.62)       (0.84)          2.11           1.68
                                                  --------   -------    -------      -------        -------        -------
Net asset value at end of period................  $  11.61   $  9.47    $  6.54      $  9.16        $ 11.56        $  9.45
                                                  ========   =======    =======      =======        =======        =======
Total investment return.........................     22.61%    44.78%    (28.59%)      (8.43%)(c)     22.30%         21.71%(c)
Ratios (to average net assets)/Supplemental
  Data:
  Net investment loss...........................     (0.32%)   (0.57%)    (0.67%)      (0.41%)+       (0.57%)        (0.82%)+(d)
  Net expenses..................................      0.88%     0.97%      0.97%        0.97%+         1.13%          1.22%+
  Expenses (before reimbursement)...............      0.88%     0.97%      1.10%        1.79%+         1.13%          1.22%+
Portfolio turnover rate.........................        50%       38%       163%          57%            50%            38%
Net assets at end of period (in 000's)..........  $127,345   $83,839    $23,230      $13,967        $69,651        $16,783

------------

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                      MAINSTAY VP MID CAP VALUE PORTFOLIO
                                                  ----------------------------------------------------------------------------
                                                                  INITIAL CLASS                           SERVICE CLASS
                                                  ----------------------------------------------   ---------------------------
                                                                                      JULY 2,                       JUNE 5,
                                                                                      2001(A)                       2003(A)
                                                                                      THROUGH       YEAR ENDED      THROUGH
                                                      YEAR ENDED DECEMBER 31,       DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                    2004       2003        2002         2001           2004           2003
SELECT PER SHARE DATA AND RATIOS                  ----------------------------------------------------------------------------
Net asset value at beginning of period..........  $  10.65   $   8.33    $  9.85      $ 10.00        $ 10.64        $  9.18
                                                  --------   --------    -------      -------        -------        -------
Net investment income...........................      0.10       0.11(b)    0.09         0.05           0.08           0.05(b)
Net realized and unrealized gain (loss) on
  investments...................................      1.77       2.30      (1.52)       (0.15)          1.76           1.50
                                                  --------   --------    -------      -------        -------        -------
Total from investment operations................      1.87       2.41      (1.43)       (0.10)          1.84           1.55
                                                  --------   --------    -------      -------        -------        -------
Less dividends and distributions:
  From net investment income....................     (0.10)     (0.09)     (0.09)       (0.05)         (0.08)         (0.09)
  From net realized gain on investments.........     (0.11)        --         --           --          (0.11)            --
                                                  --------   --------    -------      -------        -------        -------
Total dividends and distributions...............     (0.21)     (0.09)     (0.09)       (0.05)         (0.19)         (0.09)
                                                  --------   --------    -------      -------        -------        -------
Net asset value at end of period................  $  12.31   $  10.65    $  8.33      $  9.85        $ 12.29        $ 10.64
                                                  ========   ========    =======      =======        =======        =======
Total investment return.........................     17.54%     28.97%    (14.57%)      (1.03%)(c)     17.25%         16.89%(c)
Ratios (to average net assets)/Supplemental
  Data:
  Net investment income.........................      1.08%      1.21%      1.39%        1.60%          0.83%          0.96%+(d)
  Net expenses..................................      0.81%      0.84%      0.89%        0.89%          1.06%          1.09%+
  Expenses (before reimbursement)...............      0.81%      0.84%      0.92%        1.29%          1.06%          1.09%+
Portfolio turnover rate.........................        29%        34%        46%          21%            29%            34%
Net assets at end of period (in 000's)..........  $255,129   $141,877    $84,392      $29,821        $79,813        $17,384

------------

(a)  Commencement of Operations.
(b)  Per Share data based on average shares outstanding during the period.
(c)  Total Return is not annualized.
(d)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            MAINSTAY VP S&P 500 INDEX PORTFOLIO
                                         -------------------------------------------------------------------------
                                                                       INITIAL CLASS
                                         -------------------------------------------------------------------------

                                                                  YEAR ENDED DECEMBER 31,
                                            2004              2003                2002        2001         2000
SELECTED PER SHARE DATA AND RATIOS       -------------------------------------------------------------------------
Net asset value at beginning of
  period...............................  $    22.40        $    17.68           $  23.14   $    26.88   $    30.50
                                         ----------        ----------           --------   ----------   ----------
Net investment income..................        0.37(b)(c)        0.27(b)            0.26         0.25         0.27
Net realized and unrealized gain (loss)
  on investments.......................        1.98              4.72              (5.40)       (3.49)       (3.10)
                                         ----------        ----------           --------   ----------   ----------
Total from investment operations.......        2.35              4.99              (5.14)       (3.24)       (2.83)
                                         ----------        ----------           --------   ----------   ----------
Less dividends and distributions:
  From net investment income...........       (0.37)            (0.27)             (0.26)       (0.25)       (0.27)
  From net realized gain on
    investments........................          --                --              (0.06)       (0.25)       (0.52)
  Return of capital....................          --             (0.00)(d)             --           --           --
                                         ----------        ----------           --------   ----------   ----------
Total dividends and distributions......       (0.37)            (0.27)             (0.32)       (0.50)       (0.79)
                                         ----------        ----------           --------   ----------   ----------
Net asset value at end of period.......  $    24.38        $    22.40           $  17.68   $    23.14   $    26.88
                                         ==========        ==========           ========   ==========   ==========
Total investment return................       10.49%            28.19%            (22.21%)     (12.11%)      (9.32%)
Ratios (to average net
  assets)/Supplement Data:
  Net investment income................        1.64%(c)          1.40%              1.25%        1.01%        0.94%
  Expenses.............................        0.39%             0.39%              0.38%        0.37%        0.37%
Portfolio turnover rate................           3%                3%                 5%           4%           6%
Net assets at end of period (in
  000's)...............................  $1,322,061        $1,239,412           $977,306   $1,326,940   $1,527,577

                                         MAINSTAY VP S&P 500 INDEX PORTFOLIO
                                         ------------------------------
                                                 SERVICE CLASS
                                         ------------------------------
                                                             JUNE 5,
                                                             2003(A)
                                          YEAR ENDED         THROUGH
                                         DECEMBER 31,      DECEMBER 31,
                                             2004              2003
SELECTED PER SHARE DATA AND RATIOS       ------------------------------
Net asset value at beginning of
  period...............................    $  22.38          $ 19.95
                                           --------          -------
Net investment income..................        0.34(b)(c)       0.12(b)
Net realized and unrealized gain (loss)
  on investments.......................        1.95             2.56
                                           --------          -------
Total from investment operations.......        2.29             2.68
                                           --------          -------
Less dividends and distributions:
  From net investment income...........       (0.33)           (0.25)
  From net realized gain on
    investments........................          --               --
  Return of capital....................          --            (0.00)(c)
                                           --------          -------
Total dividends and distributions......       (0.33)           (0.25)
                                           --------          -------
Net asset value at end of period.......    $  24.34          $ 22.38
                                           ========          =======
Total investment return................       10.22%           13.50%(e)
Ratios (to average net
  assets)/Supplement Data:
  Net investment income................        1.39%(c)         1.15%+(f)
  Expenses.............................        0.64%            0.64%+
Portfolio turnover rate................           3%               3%
Net assets at end of period (in
  000's)...............................    $147,699          $39,440

------------

(a)  Commencement of Operations.
(b)  Per Share data based on average shares outstanding during the period.
(c)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.07 per
     share and 0.32%, respectively, resulting from a special
     one-time dividend from Microsoft Corp. that paid $3.00 per share.
(d)  Less than one cent per share.
(e)  Total Return is not annualized.
(f)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                    MAINSTAY VP SMALL CAP GROWTH PORTFOLIO
                                                  ---------------------------------------------------------------------------
                                                                  INITIAL CLASS                          SERVICE CLASS
                                                  ---------------------------------------------   ---------------------------
                                                                                     JULY 2,                       JUNE 5,
                                                                                     2001(A)                       2003(A)
                                                                                     THROUGH       YEAR ENDED      THROUGH
                                                     YEAR ENDED DECEMBER 31,       DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                    2004       2003       2002         2001           2004           2003
SELECT PER SHARE DATA AND RATIOS                  ---------------------------------------------------------------------------
Net asset value at beginning of period..........  $   9.96   $  7.03    $  9.55      $ 10.00        $  9.94        $  8.06
                                                  --------   -------    -------      -------        -------        -------
Net investment loss (b).........................     (0.06)    (0.06)     (0.05)       (0.02)         (0.08)         (0.04)
Net realized and unrealized gain (loss) on
  investments...................................      0.99      2.99      (2.47)       (0.43)          0.99           1.92
                                                  --------   -------    -------      -------        -------        -------
Total from investment operations................      0.93      2.93      (2.52)       (0.45)          0.91           1.88
                                                  --------   -------    -------      -------        -------        -------
Net asset value at end of period................  $  10.89   $  9.96    $  7.03      $  9.55        $ 10.85        $  9.94
                                                  ========   =======    =======      =======        =======        =======
Total investment return.........................      9.40%    41.69%    (26.41%)      (4.52%)(c)      9.13%         23.37%(c)
Ratios (to average net assets)/Supplemental
  Data:
  Net investment income (loss)..................     (0.61%)   (0.73%)    (0.68%)      (0.50%)        (0.86%)        (0.98%)+(d)
  Net expenses..................................      0.95%     0.95%      0.95%        0.95%          1.20%          1.20%+
  Expenses (before reimbursement)...............      1.14%     1.21%      1.29%        1.96%          1.39%          1.46%
Portfolio turnover rate.........................       108%       65%       126%          55%           108%            65%
Net assets at end of period (in 000's)..........  $105,650   $90,085    $34,368      $20,435        $56,037        $14,398

------------

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                     MAINSTAY VP TOTAL RETURN PORTFOLIO
                                            -------------------------------------------------------------------------------------
                                                                 INITIAL CLASS                               SERVICE CLASS
                                            -------------------------------------------------------   ---------------------------
                                                                                                                       JUNE 4,
                                                                                                                       2003(A)
                                                                                                       YEAR ENDED      THROUGH
                                                            YEAR ENDED DECEMBER 31                    DECEMBER 31,   DECEMBER 31,
                                              2004        2003        2002       2001        2000         2004           2003
SELECT PER SHARE DATA AND RATIOS            -------------------------------------------------------------------------------------
Net asset value at beginning of period....  $  15.93    $  13.55    $  16.69   $  19.21    $  22.36     $ 15.92        $ 14.79
                                            --------    --------    --------   --------    --------     -------        -------
Net investment income.....................      0.28(c)     0.27(d)     0.37       0.44(b)     0.43        0.24(c)        0.14(d)
Net realized and unrealized gain (loss) on
  investments.............................      0.74        2.39       (3.13)     (2.49)(b)    (1.36)      0.73           1.26
                                            --------    --------    --------   --------    --------     -------        -------
Total from investment operations..........      1.02        2.66       (2.76)     (2.05)      (0.93)       0.97           1.40
                                            --------    --------    --------   --------    --------     -------        -------
Less dividends and distributions:
  From net investment income..............     (0.28)      (0.28)      (0.38)     (0.44)      (0.43)      (0.25)         (0.27)
  From net realized gain on investments...        --          --          --      (0.03)      (1.79)                        --
                                            --------    --------    --------   --------    --------     -------        -------
Total dividends and distributions.........     (0.28)      (0.28)      (0.38)     (0.47)      (2.22)      (0.25)         (0.27)
                                            --------    --------    --------   --------    --------     -------        -------
Net asset value at end of period..........  $  16.67    $  15.93    $  13.55   $  16.69    $  19.21     $ 16.64        $ 15.92
                                            ========    ========    ========   ========    ========     =======        =======
Total investment return...................      6.37%      19.68%     (16.57%)   (10.69%)     (4.36%)      6.10%          9.47%(e)
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income...................      1.64%(c)     1.87%      2.28%      2.42%(b)     2.05%      1.39%(c)       1.62%+(f)
  Expenses................................      0.62%       0.61%       0.61%      0.59%       0.59%       0.87%          0.86%+
Portfolio turnover rate...................       111%         69%        101%       125%        120%        111%            69%
Net assets at end of period (in 000's)....  $523,683    $558,181    $498,484   $679,154    $805,862     $37,849        $12,116

------------

(a)  Commencement of Operations.
(b) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting
     Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not yet been restated to reflect this change in presentation.

          Decrease net investment income....................  $(0.02)
          Increase net realized and unrealized gains and
           losses...........................................    0.02
          Decrease ratio of net investment income...........   (0.12%)

(c)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.01 per
     share and 0.05%, respectively, resulting from a special
     one-time dividend from Microsoft Corp. that paid $3.00 per share.
(d)  Per Share data based on average shares outstanding during the period.
(e)  Total Return is not annualized.
(f)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               MAINSTAY VP VALUE PORTFOLIO
                                                  -----------------------------------------------------
                                                                      INITIAL CLASS
                                                  -----------------------------------------------------

                                                                 YEAR ENDED DECEMBER 31,
                                                    2004       2003        2002       2001       2000
SELECT PER SHARE DATA AND RATIOS                  -----------------------------------------------------
Net asset value at beginning of period..........  $  14.96   $  11.91    $  15.35   $  16.21   $  15.00
                                                  --------   --------    --------   --------   --------
Net investment income...........................      0.18       0.21(b)     0.20       0.23       0.20
Net realized and unrealized gain (loss) on
  investments...................................      1.51       3.04       (3.43)     (0.15)      1.73
                                                  --------   --------    --------   --------   --------
Total from investment operations................      1.69       3.25       (3.23)      0.08       1.93
                                                  --------   --------    --------   --------   --------
Less dividends and distributions:
  From net investment income....................     (0.18)     (0.20)      (0.19)     (0.23)     (0.21)
  From net realized gain on investments.........        --         --       (0.02)     (0.71)     (0.51)
                                                  --------   --------    --------   --------   --------
Total dividends and distributions...............     (0.18)     (0.20)      (0.21)     (0.94)     (0.72)
                                                  --------   --------    --------   --------   --------
Net asset value at end of period................  $  16.47   $  14.96    $  11.91   $  15.35   $  16.21
                                                  ========   ========    ========   ========   ========
Total investment return.........................     11.28%     27.37%     (21.05%)     0.40%     12.89%
Ratios (to average net assets)/Supplemental
  Data:
  Net investment income.........................      1.34%      1.60%       1.43%      1.53%      1.33%
  Expenses......................................      0.65%      0.66%       0.65%      0.64%      0.64%
Portfolio turnover rate.........................        81%        62%         64%        70%        90%
Net assets at end of period (in 000's)..........  $567,182   $418,992    $331,833   $404,174   $338,596

                                                  MAINSTAY VP VALUE PORTFOLIO
                                                  ---------------------------
                                                         SERVICE CLASS
                                                  ---------------------------
                                                                   JUNE 4,
                                                                   2003(A)
                                                   YEAR ENDED      THROUGH
                                                  DECEMBER 31,   DECEMBER 31,
                                                      2004           2003
SELECT PER SHARE DATA AND RATIOS                  ---------------------------
Net asset value at beginning of period..........    $ 14.95        $ 12.81
                                                    -------        -------
Net investment income...........................       0.15           0.10(b)
Net realized and unrealized gain (loss) on
  investments...................................       1.49           2.23
                                                    -------        -------
Total from investment operations................       1.64           2.33
                                                    -------        -------
Less dividends and distributions:
  From net investment income....................      (0.15)         (0.19)
  From net realized gain on investments.........         --             --
                                                    -------        -------
Total dividends and distributions...............      (0.15)         (0.19)
                                                    -------        -------
Net asset value at end of period................    $ 16.44        $ 14.95
                                                    =======        =======
Total investment return.........................      11.01%         18.14%(c)
Ratios (to average net assets)/Supplemental
  Data:
  Net investment income.........................       1.09%          1.35%+(d)
  Expenses......................................       0.90%          0.91%+
Portfolio turnover rate.........................         81%            62%
Net assets at end of period (in 000's)..........    $56,367        $15,024

------------

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                        MAINSTAY VP INCOME & GROWTH PORTFOLIO
                                                ----------------------------------------------------------------------------------
                                                                   INITIAL CLASS                              SERVICE CLASS
                                                ----------------------------------------------------   ---------------------------
                                                                                                                        JUNE 13,
                                                                                                                        2003(A)
                                                                                                        YEAR ENDED      THROUGH
                                                              YEAR ENDED DECEMBER 31,                  DECEMBER 31,   DECEMBER 31,
                                                  2004       2003       2002       2001       2000         2004           2003
SELECT PER SHARE DATA AND RATIOS                ----------------------------------------------------------------------------------
Net asset value at beginning of period........  $ 10.35    $  8.14    $ 10.24    $ 11.28    $ 12.74      $ 10.34         $ 9.26
                                                -------    -------    -------    -------    -------      -------         ------
Net investment income.........................     0.19(c)    0.14(b)    0.10       0.08       0.07         0.18(c)        0.07(b)
Net realized and unrealized gain (loss) on
  investments.................................     1.12       2.20      (2.10)     (1.04)     (1.44)        1.11           1.14
                                                -------    -------    -------    -------    -------      -------         ------
Total from investment operations..............     1.31       2.34      (2.00)     (0.96)     (1.37)        1.29           1.21
                                                -------    -------    -------    -------    -------      -------         ------
Less dividends and distributions:
  From net investment income..................    (0.19)     (0.13)     (0.10)     (0.08)     (0.07)       (0.18)         (0.13)
  From net realized gain on investments.......       --         --         --         --      (0.02)          --             --
                                                -------    -------    -------    -------    -------      -------         ------
Total dividends and distributions.............    (0.19)     (0.13)     (0.10)     (0.08)     (0.09)       (0.18)         (0.13)
                                                -------    -------    -------    -------    -------      -------         ------
Net asset value at end of period..............  $ 11.47    $ 10.35    $  8.14    $ 10.24    $ 11.28      $ 11.45         $10.34
                                                =======    =======    =======    =======    =======      =======         ======
Total investment return.......................    12.65%     28.69%    (19.52%)    (8.50%)   (10.73%)      12.38%         13.10%(d)
Ratios (to average net assets)/Supplemental
  Data:
  Net investment income.......................     1.92%(c)    1.51%     1.09%      0.81%      0.66%        1.67%(c)       1.26%+(e)
  Expenses....................................     0.90%      0.94%      0.92%      0.88%      0.90%        1.15%          1.19%+
Portfolio turnover rate.......................       72%        79%        71%        61%        59%          72%            79%
Net assets at end of period (in 000's)........  $76,526    $69,598    $58,153    $71,000    $75,189      $18,673         $4,099

------------

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.05 per
     share and 0.26%, respectively, resulting from a special
     one-time dividend from Microsoft Corp. that paid $3.00 per share.
(d)  Total return is not annualized.
(e)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           MAINSTAY VP BASIC VALUE PORTFOLIO
                                                  ----------------------------------------------------
                                                                     INITIAL CLASS
                                                  ----------------------------------------------------

                                                                YEAR ENDED DECEMBER 31,
                                                    2004       2003       2002       2001       2000
SELECT PER SHARE DATA AND RATIOS                  ----------------------------------------------------
Net asset value at beginning of period..........  $ 10.18    $  8.01    $ 10.46    $ 11.29    $ 10.84
                                                  -------    -------    -------    -------    -------
Net investment income...........................     0.11       0.07(b)    0.06       0.07       0.07
Net realized and unrealized gain (loss) on
  investments...................................     1.04       2.17      (2.45)     (0.56)      0.64
                                                  -------    -------    -------    -------    -------
Total from investment operations................     1.15       2.24      (2.39)     (0.49)      0.71
                                                  -------    -------    -------    -------    -------
Less dividends and distributions:
  From net investment income....................    (0.10)     (0.07)     (0.06)     (0.07)     (0.07)
  From net realized gain on investments.........       --         --         --      (0.27)     (0.19)
                                                  -------    -------    -------    -------    -------
Total dividends and distributions...............    (0.10)     (0.07)     (0.06)     (0.34)     (0.26)
                                                  -------    -------    -------    -------    -------
Net asset value at end of period................  $ 11.23    $ 10.18    $  8.01    $ 10.46    $ 11.29
                                                  =======    =======    =======    =======    =======
Total investment return.........................    11.37%     27.95%    (22.86%)    (4.51%)     6.59%
Ratios (to average net assets)/Supplemental
  Data:
  Net investment income.........................     1.04%      0.87%      0.63%      0.80%      0.78%
  Expenses......................................     0.96%      0.99%      0.98%      0.99%      1.01%
Portfolio turnover rate.........................       75%        73%        65%        74%       159%
Net assets at end of period (in 000's)..........  $71,543    $62,229    $49,975    $59,220    $45,278

                                                  MAINSTAY VP BASIC VALUE PORTFOLIO
                                                  ---------------------------
                                                         SERVICE CLASS
                                                  ---------------------------
                                                                   JUNE 5,
                                                                   2003(A)
                                                   YEAR ENDED      THROUGH
                                                  DECEMBER 31,   DECEMBER 31,
                                                      2004           2003
SELECT PER SHARE DATA AND RATIOS                  ---------------------------
Net asset value at beginning of period..........    $ 10.17         $ 8.97
                                                    -------         ------
Net investment income...........................       0.09           0.03(b)
Net realized and unrealized gain (loss) on
  investments...................................       1.04           1.24
                                                    -------         ------
Total from investment operations................       1.13           1.27
                                                    -------         ------
Less dividends and distributions:
  From net investment income....................      (0.09)         (0.07)
  From net realized gain on investments.........       0.00             --
                                                    -------         ------
Total dividends and distributions...............      (0.09)         (0.07)
                                                    -------         ------
Net asset value at end of period................    $ 11.21         $10.17
                                                    =======         ======
Total investment return.........................      11.09%         14.13%(c)
Ratios (to average net assets)/Supplemental
  Data:
  Net investment income.........................       0.79%          0.62%+(d)
  Expenses......................................       1.21%          1.24%+
Portfolio turnover rate.........................         75%            73%
Net assets at end of period (in 000's)..........    $22,474         $6,033

------------

(a)  Commencement of Operations.
(b)  Per Share data based on average shares outstanding during the period.
(c)  Total Return is not annualized.
(d)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                          MAINSTAY VP GROWTH PORTFOLIO
                                            --------------------------------------------------------
                                                                 INITIAL CLASS
                                            --------------------------------------------------------

                                                            YEAR ENDED DECEMBER 31,
                                              2004       2003        2002       2001          2000
SELECT PER SHARE DATA AND RATIOS            --------------------------------------------------------
Net asset value at beginning of period....  $  11.38   $   8.90    $  12.41   $  14.87      $  18.55
                                            --------   --------    --------   --------      --------
Net investment income (loss)..............      0.02       0.02(b)     0.01      (0.01)(b)     (0.02)(b)
Net realized and unrealized gain (loss) on
  investments.............................     (0.29)      2.48       (3.51)     (2.45)        (1.69)
                                            --------   --------    --------   --------      --------
Total from investment operations..........     (0.27)      2.50       (3.50)     (2.46)        (1.71)
                                            --------   --------    --------   --------      --------
Less dividends and distributions:
  From net investment income..............     (0.02)     (0.02)      (0.01)        --            --
  From net realized gain on investments...        --         --          --         --         (1.97)
                                            --------   --------    --------   --------      --------
Total dividends and distributions.........     (0.02)     (0.02)      (0.01)        --         (1.97)
                                            --------   --------    --------   --------      --------
Net asset value at end of period..........  $  11.09   $  11.38    $   8.90   $  12.41      $  14.87
                                            ========   ========    ========   ========      ========
Total investment return...................     (2.32%)    28.05%     (28.21%)   (16.56%)       (9.97%)
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income (loss)............      0.22%      0.17%       0.07%     (0.10%)       (0.19%)
  Expenses................................      0.85%#     0.83%       0.81%      0.80%         0.80%
Portfolio turnover rate...................       117%       160%        168%       172%          363%
Net assets at end of period (in 000's)....  $130,091   $154,082    $119,529   $180,447      $218,190

                                            MAINSTAY VP GROWTH PORTFOLIO
                                            ----------------------------
                                                   SERVICE CLASS
                                            ----------------------------
                                                              JUNE 6,
                                                              2003(A)
                                             YEAR ENDED       THROUGH
                                            DECEMBER 31,    DECEMBER 31,
                                                2004            2003
SELECT PER SHARE DATA AND RATIOS            ----------------------------
Net asset value at beginning of period....    $ 11.37          $10.18
                                              -------          ------
Net investment income (loss)..............       0.00(c)        (0.00)(b)(c)
Net realized and unrealized gain (loss) on
  investments.............................      (0.30)           1.20
                                              -------          ------
Total from investment operations..........      (0.30)           1.20
                                              -------          ------
Less dividends and distributions:
  From net investment income..............      (0.00)(c)       (0.01)
  From net realized gain on investments...         --              --
                                              -------          ------
Total dividends and distributions.........       0.00(c)        (0.01)
                                              -------          ------
Net asset value at end of period..........    $ 11.07          $11.37
                                              =======          ======
Total investment return...................      (2.57%)         11.83%(d)
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income (loss)............      (0.03%)         (0.08%)+(e)
  Expenses................................       1.10%#          1.08%+
Portfolio turnover rate...................        117%            160%
Net assets at end of period (in 000's)....    $18,500          $7,455

------------

(a)  Commencement of Operations.
(b)  Per Share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Total Return is not annualized.
(e)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 #   Includes fees paid indirectly which amounted to 0.03% of
     average net assets for the year ended December 31, 2004.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                    MAINSTAY VP DEVELOPING GROWTH PORTFOLIO
                                               ----------------------------------------------------------------------------------
                                                                  INITIAL CLASS                              SERVICE CLASS
                                               ----------------------------------------------------   ---------------------------
                                                                                                                       JUNE 5,
                                                                                                                       2003(A)
                                                                                                       YEAR ENDED      THROUGH
                                                             YEAR ENDED DECEMBER 31,                  DECEMBER 31,   DECEMBER 31,
                                                 2004       2003       2002       2001       2000         2004           2003
SELECT PER SHARE DATA AND RATIOS               ----------------------------------------------------------------------------------
Net asset value at beginning of period.......  $  8.57    $  6.19    $  8.71    $  9.40    $ 11.94      $  8.56         $ 7.20
                                               -------    -------    -------    -------    -------      -------         ------
Net investment loss (b)......................    (0.07)     (0.07)     (0.07)     (0.07)     (0.07)       (0.09)         (0.06)
Net realized and unrealized gain (loss) on
  investments................................     0.57       2.45      (2.45)     (0.62)     (2.19)        0.57           1.42
                                               -------    -------    -------    -------    -------      -------         ------
Total from investment operations.............     0.50       2.38      (2.52)     (0.69)     (2.26)        0.48           1.36
                                               -------    -------    -------    -------    -------      -------         ------
Less distributions:
  From net realized gain on investments......       --         --         --         --      (0.28)          --             --
                                               -------    -------    -------    -------    -------      -------         ------
Net asset value at end of period.............  $  9.07    $  8.57    $  6.19    $  8.71    $  9.40      $  9.04         $ 8.56
                                               =======    =======    =======    =======    =======      =======         ======
Total investment return......................     5.86%     38.49%    (28.98%)    (7.34%)   (19.08%)       5.60%         18.83%(c)
Ratios (to average net assets)/Supplemental
  Data:
  Net investment loss........................    (0.88%)    (1.01%)    (0.92%)    (0.83%)    (0.68%)      (1.13%)        (1.26%)+(d)
  Expenses...................................     1.08%#     1.19%      1.10%      1.08%      1.07%        1.33%#         1.44%+
Portfolio turnover rate......................         129%       103%        62%        49%        51%         129%           103%
Net assets at end of period (in 000's).......     $36,604    $38,146    $22,338    $31,243    $36,015      $16,098         $4,441

------------

(a)  Commencement of Operations.
(b)  Per Share data based on average shares outstanding during the period.
(c)  Total Return is not annualized.
(d)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 #   Includes fees paid indirectly which amounted to 0.01% of
     average net assets for the year ended December 31, 2004.
 +   Annualized.

MORE INFORMATION ABOUT THE PORTFOLIOS IS AVAILABLE FREE UPON REQUEST:

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides more details about the Portfolios. A current SAI is incorporated by reference into the Prospectus and has been filed with the SEC.

ANNUAL/SEMIANNUAL REPORTS

Provide additional information about the Portfolios' investments and include discussions of market conditions and investment strategies that significantly affected the Portfolios' performance during the last fiscal year.

TO OBTAIN INFORMATION:

Write to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 452, New York, New York 10010, or call 1-800-598-2019.

You can obtain information about the Portfolios (including the SAI) by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202-942-8090). Reports and other information about the Portfolios are available on the EDGAR Database on the SEC's website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN, OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, NYLIM OR THE SUBADVISORS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

[RECYCLE LOGO]
The MainStay VP Series Fund, Inc.
SEC File Number: 811-03833

MainStay VP Series Fund, Inc. Prospectus                            May 1, 2005

--------------------------------------------------------------------------------

INITIAL AND SERVICE CLASS SHARES
NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                                                 MAINSTAY VP SERIES FUND, INC.
                                                                 OFFERS 21 PORTFOLIOS IN THIS
                                                                 PROSPECTUS
                                                                  Equity
                                                                 Capital Appreciation Portfolio........    page A-5
                                                                 Common Stock Portfolio................    page A-7
                                                                 Developing Growth Portfolio (formerly
                                                                   Lord Abbett Developing Growth
                                                                   Portfolio)..........................    page A-9
                                                                 Growth Portfolio (formerly Eagle Asset
                                                                   Management Growth Equity
                                                                   Portfolio)..........................    page A-11
                                                                 International Equity Portfolio........    page A-13
                                                                 Mid Cap Core Portfolio................    page A-15
                                                                 Mid Cap Growth Portfolio..............    page A-17
                                                                 S&P 500 Index Portfolio...............    page A-20
                                                                 Small Cap Growth Portfolio............    page A-22
                                                                  Blended
                                                                 Balanced Portfolio (SERVICE CLASS
                                                                   ONLY)...............................    page A-24
                                                                 Basic Value Portfolio (formerly
                                                                   Dreyfus Large Company Value
                                                                   Portfolio)..........................    page A-27
                                                                 Convertible Portfolio.................    page A-29
                                                                 Income & Growth Portfolio (formerly
                                                                   American Century Income & Growth
                                                                   Portfolio)..........................    page A-31
                                                                 Mid Cap Value Portfolio...............    page A-33
                                                                 Total Return Portfolio................    page A-35
                                                                 Value Portfolio.......................    page A-37
                                                                  Income
                                                                 Bond Portfolio........................    page A-39
                                                                 Floating Rate Portfolio (SERVICE CLASS
                                                                   ONLY)...............................    page A-41
                                                                 Government Portfolio..................    page A-43
                                                                 High Yield Corporate Bond Portfolio...    page A-45
                                                                 Cash Management Portfolio.............    page A-47

                                 WHAT'S INSIDE?

--------------------------------------------------------------------------------

                                                              PAGE
                                                              -----
THE FUND AND THE SEPARATE ACCOUNTS..........................    A-3
INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
  PRINCIPAL RISKS: AN OVERVIEW..............................    A-4
     Not insured............................................    A-4
     You could lose money...................................    A-4
     NAV will fluctuate.....................................    A-4
     More information.......................................    A-4
CAPITAL APPRECIATION PORTFOLIO..............................    A-5
COMMON STOCK PORTFOLIO......................................    A-7
DEVELOPING GROWTH PORTFOLIO (formerly Lord Abbett Developing
  Growth Portfolio).........................................    A-9
GROWTH PORTFOLIO (formerly Eagle Asset Management Growth
  Equity Portfolio).........................................   A-11
INTERNATIONAL EQUITY PORTFOLIO..............................   A-13
MID CAP CORE PORTFOLIO......................................   A-15
MID CAP GROWTH PORTFOLIO....................................   A-17
S&P 500 INDEX PORTFOLIO.....................................   A-20
SMALL CAP GROWTH PORTFOLIO..................................   A-22
BALANCED PORTFOLIO..........................................   A-24
BASIC VALUE PORTFOLIO (formerly Dreyfus Large Company Value
  Portfolio)................................................   A-27
CONVERTIBLE PORTFOLIO.......................................   A-29
INCOME & GROWTH PORTFOLIO (formerly American Century Income
  & Growth Portfolio).......................................   A-31
MID CAP VALUE PORTFOLIO.....................................   A-33
TOTAL RETURN PORTFOLIO......................................   A-35
VALUE PORTFOLIO.............................................   A-37
BOND PORTFOLIO..............................................   A-39
FLOATING RATE PORTFOLIO.....................................   A-41
GOVERNMENT PORTFOLIO........................................   A-43
HIGH YIELD CORPORATE BOND PORTFOLIO.........................   A-45
CASH MANAGEMENT PORTFOLIO...................................   A-47
INVESTMENT POLICIES.........................................   A-49
MORE ABOUT INVESTMENT STRATEGIES AND RISKS..................   A-49
     DERIVATIVE SECURITIES..................................   A-49
     FOREIGN SECURITIES.....................................   A-49
     LENDING OF PORTFOLIO SECURITIES........................   A-50
     LOAN PARTICIPATION INTERESTS...........................   A-50
     MORTGAGE-BACKED AND ASSET-BACKED SECURITIES............   A-50
     RISK MANAGEMENT TECHNIQUES.............................   A-50
     SWAP AGREEMENTS........................................   A-50
     WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS.........   A-51
     RISKS OF INVESTING IN HIGH YIELD DEBT ("JUNK BONDS")...   A-51
     TEMPORARY DEFENSIVE INVESTMENTS........................   A-51
     PORTFOLIO TURNOVER.....................................   A-51
THE FUND AND ITS MANAGEMENT.................................   A-51
PURCHASE AND REDEMPTION OF SHARES...........................   A-57
TAXES, DIVIDENDS AND DISTRIBUTIONS..........................   A-58
GENERAL INFORMATION.........................................   A-59
FINANCIAL HIGHLIGHTS........................................   A-60

                            ------------------------

                       THE FUND AND THE SEPARATE ACCOUNTS

--------------------------------------------------------------------------------

This Prospectus describes Initial Class and Service Class shares offered by MainStay VP Series Fund, Inc. (the "Fund"). The Fund, an open-end investment management company, is a Maryland corporation organized on June 3, 1983.

The Fund offers twenty-one separate series, each of which represents a separate portfolio of investments--the MainStay VP Income & Growth Portfolio ("Income & Growth") (formerly, American Century Income & Growth Portfolio), the MainStay VP Bond Portfolio ("Bond"), the MainStay VP Capital Appreciation Portfolio ("Capital Appreciation"), the MainStay VP Cash Management Portfolio ("Cash Management"), the MainStay VP Common Stock Portfolio ("Common Stock"), the MainStay VP Convertible Portfolio ("Convertible"), the MainStay VP Basic Value Portfolio ("Basic Value") (formerly, Dreyfus Large Company Value Portfolio), the MainStay VP Growth Portfolio ("Growth") (formerly, Eagle Asset Management Growth Equity Portfolio), the MainStay VP Government Portfolio ("Government"), the MainStay VP High Yield Corporate Bond Portfolio ("High Yield Corporate Bond"), the MainStay VP International Equity Portfolio ("International Equity"), the MainStay VP Developing Growth Portfolio ("Developing Growth") (formerly, Lord Abbett Developing Growth Portfolio), the MainStay VP Mid Cap Core Portfolio ("Mid Cap Core"), the MainStay VP Mid Cap Growth Portfolio ("Mid Cap Growth"), the MainStay VP Mid Cap Value Portfolio ("Mid Cap Value"), the MainStay VP S&P 500 Index Portfolio ("S&P 500 Index"), the MainStay VP Small Cap Growth Portfolio ("Small Cap Growth"), the MainStay VP Total Return Portfolio ("Total Return"), the MainStay VP Value Portfolio ("Value"), the MainStay VP Balanced Portfolio ("Balanced") and the MainStay VP Floating Rate Portfolio ("Floating Rate") (each a "Portfolio" and collectively the "Portfolios"). Each Portfolio offers Initial Class and Service Class shares, except the Cash Management, which offers only Initial Class shares. THE BALANCED AND FLOATING RATE PORTFOLIOS ONLY OFFER SERVICE CLASS SHARES IN THIS PROSPECTUS. In many respects, each Portfolio resembles a separate fund. At the same time, in certain important respects, the Fund is treated as a single entity.

Shares of the Portfolios are currently offered to certain Separate Accounts to fund variable annuity policies and variable life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") (collectively, "Policies" and individually, "Policy").

The terms "shareholder" or "shareholders" in this Prospectus refer to the Separate Accounts, and the rights of the Separate Accounts as shareholders are different from the rights of an owner of a Policy ("Owner"). The rights of an Owner are described in the Policy. The current prospectus for the relevant Policy (which accompanies this Prospectus) describes the rights of the Separate Accounts as shareholders and the rights of an Owner. The Separate Accounts invest in shares of the Portfolios in accordance with allocation instructions received from Owners.

The current prospectus for the Policy describes the Policy and the relationship between changes in the value of shares of the Portfolios and the benefits payable under a Policy.

             Investment Objectives, Principal Investment Strategies
                        and Principal Risks: An Overview

This Prospectus discusses twenty-one Portfolios which invest for varying combinations of income and capital appreciation. Each of the Portfolios pursues somewhat different strategies to achieve its objective. Under normal market conditions, the Equity Portfolios invest primarily in equity securities, the Income Portfolios invest primarily in debt securities, and Blended Portfolios invest in a mix of equity and fixed income securities. Each of the Portfolios is managed by New York Life Investment Management LLC ("NYLIM" or the "Manager"). NYLIM is responsible for the day-to- day portfolio management of six of the Portfolios and has retained subadvisors for fifteen of the Portfolios. In times of unusual or adverse conditions, each Portfolio may invest for temporary or defensive purposes outside the scope of its principal investment focus.

Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When you buy stock in a corporation you become part owner. The Portfolios may buy equity securities through stock exchanges, such as the New York Stock Exchange, the American Stock Exchange, or foreign stock exchanges, or in the over-the-counter market. There are many different types of equity securities, including stocks, convertible securities, American Depositary Receipts and others. Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid.

Both governments and private companies may raise needed cash by issuing or selling debt securities to investors. The Portfolios may buy debt securities directly from those governments and companies or in the secondary trading markets. There are many different types of debt securities, including bonds, notes, debentures and others. Some pay fixed rates of return; others pay variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount to be paid at maturity. The amount of interest paid is subject to many variables, including creditworthiness of the issuer, length of maturity of the security, market factors, and the nature of the debt instrument. Each of the Portfolios described in this Prospectus invests in particular types of debt securities, consistent with its own investment objective and strategies which are described in the succeeding pages of this Prospectus.

NOT INSURED
An investment in the Portfolios is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Cash Management Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

YOU COULD LOSE MONEY
Before considering an investment in one or more of the Portfolios, you should understand that you could lose money.

NAV WILL FLUCTUATE
The value of Portfolio shares, also known as the net asset value ("NAV"), will fluctuate based on the value of the Portfolio's holdings. Security values change. Investment in common stocks and other equity securities is particularly subject to the risks of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of a Portfolio's holdings. In the case of debt securities, security values change when interest rates change. Generally when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up. Other factors, such as changes in how the market views the creditworthiness of an issuer, changes in economic or market conditions, changes in relative values of currencies, the risks inherent in management's ability to anticipate such changes, and changes in the average maturity of a Portfolio's investment, can also affect security values and Portfolio share price.

MORE INFORMATION
The next section of this Prospectus gives you more detailed information about the investment objectives, policies, principal investment strategies, principal risks and performance of each of the Portfolios offered in this Prospectus. Please review it carefully.

                   MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO

INVESTMENT OBJECTIVE -- The Capital Appreciation Portfolio's investment objective is to seek long-term growth of capital. Dividend income, if any, is an incidental consideration.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests in securities of U.S. companies with investment characteristics such as:

- participation in expanding product or service markets,

- increasing unit sales volume,

- increasing return on investment, and

- growth in revenues and earnings per share superior to that of the average of common stocks comprising indices such as the S&P 500(R) Index.

INVESTMENT PROCESS -- The Portfolio maintains a flexible approach towards investing in various types of companies as well as types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets.

As a result, the Portfolio may invest in other securities which, in the judgment of MacKay Shields LLC, the Portfolio's Subadvisor, are ready for a rise in price, or are expected to undergo an acceleration in growth of earnings. The latter could occur because of special factors, such as: new management, new products, changes in consumer demand or changes in the economy.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, a decline in unit sales volume, a decrease in investment returns, or a deceleration in revenue and earnings growth.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities, therefore, may carry above-average risk, compared to common stock indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one, five, and ten years compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


CAPITAL APPRECIATION PORTFOLIO --
INITIAL CLASS                         QUARTER/YEAR   RETURN
Highest Return/Best Quarter              4/98        26.65%
Lowest Return/Worst Quarter              1/01       -19.42%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                    1 YEAR   5 YEARS   10 YEARS
Capital Appreciation Portfolio --
  Initial Class                      4.16%   -8.91%      8.02%
  Service Class(1)                   3.90%   -9.14%      7.75%
S&P 500(R) Index(2)                 10.88%   -2.30%     12.07%
Russell 1000(R) Growth Index(3)      6.30%   -9.29%      9.59%

(1) Performance for the Service Class shares, first offered 6/5/03, includes historical performance of the Initial Class shares from 1/1/95 to 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.
(2) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.
(3) The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[BAR CHART]

95                                                                               35.78
96                                                                               18.75
97                                                                               23.49
98                                                                               38.14
99                                                                               25.41
00                                                                              -10.72
01                                                                              -23.22
02                                                                              -30.83
03                                                                               26.99
04                                                                                4.16

                   Annual total returns (12/31)-Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                            INITIAL   SERVICE
                                             CLASS     CLASS
                                            -------   -------
    Advisory Fee                             0.36%     0.36%
    Distribution and Service (12b-1) Fees    None      0.25%(1)
    Other Expenses
    (includes Administration Fee of 0.20%)   0.29%     0.29%
    Total Portfolio Operating Expenses       0.65%     0.90%

(1) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $66        $208        $362        $  810
  Service Class           $92        $287        $498        $1,108

                       MAINSTAY VP COMMON STOCK PORTFOLIO

INVESTMENT OBJECTIVE -- The Common Stock Portfolio's investment objective is to seek long-term growth of capital, with income as a secondary consideration.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in common stocks.

INVESTMENT PROCESS -- NYLIM, the Portfolio's Manager, will seek to identify companies that are considered to have a high probability of outperforming the S&P 500(R) Index over the following six to twelve months. The underlying process for selecting stocks is based on a quantitative process that ranks stocks based on traditional value measures, earnings quality and technical factors. On occasion, trading strategies that seek to realize returns over shorter periods may be employed. The Portfolio normally invests in common stocks of well-established US companies, primarily those with large-capitalizations. The Portfolio invests in companies with market capitalizations that, at the time of investment, are similar to companies in the S&P 500(R) Index and the Russell 1000 Index. The Portfolio is managed with a core orientation (including growth and value equities). NYLIM uses a bottom up approach that assesses stocks based on their individual strengths, rather than focusing on the underlying sectors/industries of those stocks or on general economic trends.

The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. S&P 500(R) is a trademark of The McGraw-Hill Companies, Inc. The market capitalizations of companies in this index fluctuate; as of the date of this prospectus, they range from $624 million to $381.9 billion. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The market capitalizations of companies in this Index fluctuate; as of the date of this prospectus, they range from $484 million to $381.3 billion.

NYLIM may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, NYLIM may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

The principal risk of investing in value stocks is that they may never reach what NYLIM believes is their full value or that they may even go down in value.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Portfolio) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


COMMON STOCK PORTFOLIO -- INITIAL
CLASS                                 QUARTER/YEAR   RETURN
Highest Return/Best Quarter              4/99        23.35%
Lowest Return/Worst Quarter              1/01       -15.25%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                     1 YEAR   5 YEARS   10 YEARS
Common Stock Portfolio--
  Initial Class                      10.90%   -3.18%     11.05%
  Service Class(1)                   10.62%   -3.42%     10.79%
S&P 500(R) Index(2)                  10.88%   -2.30%     12.07%
Russell 1000(R) Index(3)             11.40%   -1.76%     12.16%

(1) Performance for the Service Class shares, first offered 6/5/03, includes historical performance of the Initial Class shares from 1/1/95 to 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.

(2) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Total returns assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.

(3) The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[BAR CHART]

95                                                                               29.16
96                                                                                24.5
97                                                                               26.75
98                                                                               26.59
99                                                                               29.96
00                                                                               -3.34
01                                                                              -17.09
02                                                                              -24.25
03                                                                               26.37
04                                                                                10.9

                   Annual total returns (12/31)-Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                           INITIAL   SERVICE
                                            CLASS     CLASS
                                           -------   -------
    Advisory Fee                            0.25%     0.25%
    Distribution and Service (12b-1) Fees   None      0.25%(1)
    Other Expenses
    (includes Administration Fee of
    0.20%)                                  0.28%     0.28%
    Total Portfolio Operating Expenses      0.53%     0.78%

(1) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $54        $170        $296         $665
  Service Class           $80        $249        $433         $966

                    MAINSTAY VP DEVELOPING GROWTH PORTFOLIO*

INVESTMENT OBJECTIVE -- The Developing Growth Portfolio's investment objective is to seek long-term growth of capital through a diversified and actively-managed portfolio consisting of developing growth companies, many of which are traded over the counter.

PRINCIPAL INVESTMENT STRATEGIES -- Normally, the Portfolio invests primarily in the common stocks of companies with above average long-range growth potential, particularly smaller companies considered to be in the developing growth phase. This phase is a period of swift development, when growth occurs at a rate rarely equaled by established companies in their mature years. The Portfolio looks for companies in this phase and, under normal circumstances, will invest at least 65% of its total assets in securities of such companies. Developing growth companies are almost always small, often young (in relation to the large companies which make up the S&P 500(R) Index), and their shares are frequently traded over the counter. A small company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 2000 Index, a widely-used benchmark for small-cap stock performance. As of January 31, 2005, the market capitalization range of the Index was $198 million to $6.32 billion. This range varies daily. Having, in the view of Lord, Abbett & Co. LLC, the Portfolio's Subadvisor, passed the pitfalls of the formative years, these companies may now be in a position to grow rapidly in their market. The Portfolio's Subadvisor uses a bottom-up stock selection process, which means that it focuses on the investment fundamentals of companies, rather than reacting to stock market events. However, the actual growth of a company cannot be foreseen and it may be difficult to determine in which phase a company is presently situated. In addition, the Portfolio may invest in companies which are in their formative years.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate which is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Although small-company stocks offer significant appreciation potential, they generally carry more risk than larger companies. Generally, small companies rely on limited product lines and markets, financial resources, or other factors, and may lack management depth or experience. This may make them more susceptible to setbacks or economic downturns.


Small-company stocks tend to be more volatile in price, have fewer shares outstanding and trade less frequently than other stocks. Therefore, small-company stocks often are subject to wider price fluctuations. Many small-company stocks are traded over the counter and are not traded in the volume typical of stocks listed on a national securities exchange.


Opportunities for greater gain often come with greater risk of loss. The stocks of developing growth companies may carry above-average risk compared to common stock indices such as the S&P 500(R) Index.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

---------------
* Formerly MainStay VP Lord Abbett Developing Growth Portfolio.

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

DEVELOPING GROWTH PORTFOLIO -- INITIAL CLASS  QUARTER/YEAR   RETURN
Highest Return/Best Quarter                      4/01         25.37%
Lowest Return/Worst Quarter                      3/02        -23.20%

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                                     SINCE
                                                   INCEPTION
                                1 YEAR   5 YEARS    5/1/98
Developing Growth Portfolio --
  Initial Class                   5.86%  -4.83%     -0.76%
  Service Class(1)                5.60%  -5.07%     -1.01%
S&P 500(R) Index(2)              10.88%  -2.30%      2.82%
Russell 2000(R) Growth
  Index(3)                       14.31%  -3.57%      1.06%

(1) Performance for the Service Class shares, first offered 6/5/03, includes historical performance of the Initial Class shares from 5/1/98 to 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.
(2) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.
(3) The Russell 2000(R) Growth Index measures the performance of those companies in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[BAR CHART]

99                                                                               32.19
00                                                                              -19.08
01                                                                               -7.34
02                                                                              -28.98
03                                                                               38.49
04                                                                                5.86

                   Annual total returns (12/31)-Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                           INITIAL   SERVICE
                                            CLASS     CLASS
                                           -------   -------
    Advisory Fee(1)                         0.60%     0.60%
    Distribution and Service (12b-1) Fees   None      0.25%(2)
    Other Expenses
    (includes Administration Fee of
    0.20%)                                  0.48%     0.48%
    Total Portfolio Operating Expenses      1.08%     1.33%

(1) NYLIM has voluntarily agreed to waive its Advisory Fee for the Portfolio to an annual percentage of the Fund's average daily net assets as follows:
    0.50% up to $200 million, 0.45% from $200 million to $500 million, 0.425% from $500 million to $1 billion and 0.40% in excess of $1 billion. NYLIM has voluntarily agreed to waive fees and/or reimburse the Portfolio for certain expenses so that total annual fund operating expenses do not exceed 1.15% of average daily net assets for Initial Class shares and 1.40% of average daily net assets for Service Class shares. These waivers and/or reimbursements may be discontinued at any time without notice.

(2) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $110       $343        $595        $1,317
  Service Class           $135       $421        $729        $1,601

                         MAINSTAY VP GROWTH PORTFOLIO*

INVESTMENT OBJECTIVE -- The Growth Portfolio's investment objective is to seek growth through long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in equity securities, and invests primarily in U.S. common stocks. A majority of the Growth Portfolio's assets will be invested in common stock of companies with market capitalizations greater than $5 billion at the time of purchase.

INVESTMENT PROCESS -- The Portfolio invests in common stocks that Eagle Asset Management, Inc., the Portfolio's Subadvisor, believes have sufficient long-term growth potential to offer above average long-term capital appreciation. Companies in which the Portfolio invests will normally have at least one of the following characteristics at the time of purchase:

- expected earnings-per-share growth greater than the average of the S&P 500(R) Index, or

- expected revenue growth greater than the average of the S&P 500(R) Index, or

- relatively high return on equity.

Those securities that satisfy these quantitative criteria are then subjected to extensive fundamental analysis which focuses primarily on:

- the sustainability of the company's competitive advantage,

- the strength of its management team and, in particular, whether it has suitable experience, a clearly articulated vision and a history of strategic execution, and

- the ability of the company to improve its market share and thereby drive earnings growth.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate which is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

---------------
* Formerly MainStay VP Eagle Asset Management Growth Equity Portfolio.

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


GROWTH PORTFOLIO -- INITIAL CLASS     QUARTER/YEAR   RETURN
Highest Return/Best Quarter               4/99       44.97%
Lowest Return/Worst Quarter               3/01      -21.11%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                                        SINCE
                                                       INCEPTION
                                    1 YEAR   5 YEARS   5/1/98
Growth Portfolio --
  Initial Class                     -2.32%   -7.57%      4.20%
  Service Class(1)                  -2.57%   -7.81%      3.92%
S&P 500(R) Index(2)                 10.88%   -2.30%      2.82%
Russell 1000(R) Growth Index(3)      6.30%   -9.29%     -0.43%

(1) Performance for the Service Class shares, first offered 6/6/03, includes historical performance of the Initial Class shares from 5/1/98 to 6/5/03, adjusted to reflect the fees and expenses for Service Class shares.

(2) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.
(3) The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[BAR CHART]

99                                                                               65.50
00                                                                               -9.97
01                                                                              -16.56
02                                                                              -28.21
03                                                                               28.05
04                                                                               -2.32

                  Annual total returns (12/31) - Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                            INITIAL   SERVICE
                                             CLASS     CLASS
                                            -------   -------
    Advisory Fee(1)                          0.50%     0.50%
    Distribution and Service (12b-1) Fees    None      0.25%(2)
    Other Expenses
    (includes Administration Fee of 0.20%)   0.35%     0.35%
    Total Portfolio Operating Expenses       0.85%     1.10%

(1) The Advisory Fee for the Portfolio is an annual percentage of the Fund's average daily net assets as follows: 0.50% up to $200 million and 0.40% in excess of $200 million.
(2) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $ 87       $271        $471        $1,049
  Service Class           $112       $350        $606        $1,340

                   MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO

INVESTMENT OBJECTIVE -- The International Equity Portfolio's investment objective is to seek long-term growth of capital by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio seeks to generate superior risk-adjusted returns by investing in quality companies that are currently undervalued. The Portfolio normally invests at least 80% of its assets in equity securities of issuers, wherever organized, who do business mainly outside the United States. Investments will be made in a variety of countries, with a minimum of five countries other than the United States. This includes countries with established economies as well as emerging market countries that MacKay Shields LLC, the Portfolio's Subadvisor, believes present favorable opportunities.

INVESTMENT PROCESS -- The Portfolio's Subadvisor seeks to identify investment opportunities by pursuing a bottom up, stock selection investment discipline. Proprietary, quantitative and qualitative tools are used to identify attractive companies. In-depth, original, fundamental research is performed on identified companies to assess their business and investment prospects. In conducting the research, particular attention is paid to the generation and utilization of cash flows, the returns on invested capital and the overall track record of management in creating shareholder value.

Portfolios are constructed by combining securities with low correlation. Quantitative tools are used for risk control at the portfolio level. Country allocations in the Portfolio are a result of the bottom up, stock selection process. To reduce risk, an attempt is made at the portfolio level to stay within a reasonable range of the key constituents of the benchmark, unless the stock selection process strongly argues against it.

The Portfolio may buy and sell currency on a spot basis and enter into foreign currency forward contracts for hedging purposes. In addition, the Portfolio may buy or sell foreign currency options, securities and securities index options and enter into swap agreements and futures contracts and related options. These techniques may be used for any legally permissible purpose, including to increase the Portfolio's return.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of foreign economies and meaningful changes in the issuer's financial condition and competitiveness.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Since the Portfolio principally invests in foreign securities, it will be subject to various risks of loss that are different from risks of investing in securities of U.S.-based companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information about issuers, changes in U.S. or foreign tax or currency laws, and changes in monetary policy. The risks are likely to be greater in emerging market countries than in developed market countries.

The Portfolio's investments include derivatives such as options and forwards. The Portfolio may use derivatives to enhance return or reduce the risk of loss of (hedge) certain of its holdings. Regardless of the purpose, the Portfolio may lose money using derivatives. The use of derivatives may increase the volatility of the Portfolio's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.

Due to its trading strategies, the Fund may experience a portfolio turnover rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


INTERNATIONAL EQUITY
PORTFOLIO -- INITIAL CLASS            QUARTER/YEAR   RETURN
Highest Return/Best Quarter              4/99        20.35%
Lowest Return/Worst Quarter              3/98       -13.31%

         AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                                      SINCE
                                                    INCEPTION
                                 1 YEAR   5 YEARS    5/1/95
International Equity
  Portfolio --
  Initial Class                  17.34%    0.54%      7.50%
  Service Class(1)               17.05%    0.29%      7.24%
Morgan Stanley Capital
  International EAFE Index(2)    20.25%   -1.13%      5.21%

(1) Performance for the Service Class shares, first offered 6/5/03, includes historical performance of the Initial Class shares from 5/1/95 to 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.

(2) The Morgan Stanley Capital International Europe, Australasia and Far East Index -- the MSCI EAFE Index -- is an unmanaged capitalization -- weighted index containing approximately 985 equity securities of companies located outside the U.S. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[BAR CHART]

96                                                                               10.54
97                                                                                5.17
98                                                                               23.11
99                                                                               28.06
00                                                                              -18.06
01                                                                              -14.02
02                                                                               -4.41
03                                                                               30.00
04                                                                               17.34

                   Annual total returns (12/31)-Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                            INITIAL   SERVICE
                                             CLASS     CLASS
                                            -------   -------
    Advisory Fee                             0.60%     0.60%
    Distribution and Service (12b-1) Fees    None      0.25%(1)
    Other Expenses
    (includes Administration Fee of 0.20%)   0.39%     0.39%
    Total Portfolio Operating Expenses       0.99%     1.24%

(1) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $101       $315        $547        $1,213
  Service Class           $126       $393        $681        $1,500

                       MAINSTAY VP MID CAP CORE PORTFOLIO

INVESTMENT OBJECTIVE -- The Mid Cap Core Portfolio's investment objective is to seek long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in companies with market capitalizations at the time of investment that are similar to the market capitalizations of companies in the Russell Midcap(R) Index, and invests primarily in common stocks of U.S. companies. New York Life Investment Management LLC ("NYLIM"), the Portfolio's Manager, seeks those mid-cap companies that it believes will outperform the average of the mid-cap universe.

The Russell Midcap(R) Index* is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, and represents approximately 25% of the total market capitalization of the Russell 1000(R) Index. As of February 28, 2005, the market capitalizations of companies in this index range from $.553 billion to $36.07 billion.

INVESTMENT PROCESS -- NYLIM uses a quantitative management approach that ranks stocks based on a proprietary model.

The model focuses on value, earnings, and behavioral characteristics in the market. NYLIM ranks companies in the mid-cap universe and then generally invests in companies ranked in the top 50% of the universe. NYLIM ranks stocks based on the financial strength of the issuer and the potential for strong, long-term earnings growth. This approach seeks to overweight those mid-cap stocks that NYLIM believes will outperform the mid-cap universe as a whole. Stocks are generally sold when they are no longer ranked in the top 50% of the ranked universe by the proprietary model.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions that can adversely affect the value of the Portfolio's holdings.

Mid-cap stocks are generally less established and may be more volatile and less liquid than stocks of larger companies.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (at or over 100%) often have higher transaction costs (which are paid by the Portfolio) and may generate short-term capital gains (on which you will pay taxes, even if you don't sell any shares by year-end).

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year and the life of the Portfolio compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

MID CAP CORE PORTFOLIO -- INITIAL CLASS                       QUARTER/YEAR     RETURN
Highest Return/Best Quarter                                      2/03         14.83%
Lowest Return/Worst Quarter                                      3/02        -15.60%

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

                                                                                      SINCE
                                                                   1 YEAR        INCEPTION 7/2/01
Mid Cap Core Portfolio --
  Initial Class                                                    22.27%              9.10%
  Service Class(1)                                                 21.96%              8.83%
Russell Midcap(R) Index(2)                                         20.22%              9.15%

(1) Performance for the Service Class shares, first offered 6/5/03, includes historical performance of the Initial Class shares from 7/2/01 to 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.

(2) The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, and represents approximately 25% of the total market capitalization of the Russell 1000(R) Index. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[BAR CHART]

02                                                                              -12.92
03                                                                               35.43
04                                                                               22.27

                   Annual total returns (12/31)-Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                          INITIAL    SERVICE
                                           CLASS      CLASS
                                          -------    -------
    Management Fee(1)                      0.85%      0.85%
    Distribution and Service (12b-1)
      Fees                                 None       0.25%(2)
    Other Expenses                         0.19%      0.19%
    Total Portfolio Operating
      Expenses(3)                          1.04%      1.29%

(1) The Management Fee reflects an aggregate fee for advisory and administrative services.

(2) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

(3) NYLIM has voluntarily agreed to waive fees and/or reimburse the Portfolio for certain expenses so that Total Portfolio Operating Expenses do not exceed 0.98% of average daily net assets for Initial Class Shares and 1.23% of average daily net assets for Service Class Shares. For the fiscal period ended December 31, 2004, the Management Fee paid by the Portfolio was 0.79% and Total Portfolio Operating Expenses for the Portfolio were 0.98% for Initial Class Shares and 1.23% for Service Class Shares. This agreement may be terminated by NYLIM at any time.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $106       $331        $574        $1,271
  Service Class           $131       $409        $708        $1,556

This Example does not reflect expense reimbursements or waivers.

                      MAINSTAY VP MID CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE -- The Mid Cap Growth Portfolio's investment objective is to seek long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in companies with market capitalizations that, at the time of investment, are similar to the market capitalizations of companies in the Russell Midcap(R) Growth Index, and invests primarily in U.S. common stocks and securities related to U.S. common stocks. The market capitalizations of companies in this Index fluctuate; as of the date of this prospectus, they range from $480 million to $35.7 billion. MacKay Shields LLC, the Portfolio's Subadvisor, will select investments based on the economic environment and the attractiveness of particular markets, as well as the financial condition and competitiveness of individual companies.

The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap(R) companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.

INVESTMENT PROCESS -- The Portfolio maintains a flexible approach towards investing in various types of companies as well as multiple types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets. It may invest in any securities that, in the judgment of the Subadvisor, are ready for a rise in price, or are expected to undergo an acceleration in growth of earnings. The latter could occur because of special factors, such as new management, new products, changes in consumer demand and changes in the economy.

The Subadvisor may sell a stock if the stock's earnings growth rate decelerates, if its valuation is deemed too high in relation to its growth rate or to its peer group, or if, in general, the Subadvisor does not believe that the security will help the Portfolio meet its investment objective.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risks of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Portfolio's holdings. Mid-cap stocks are generally less established and may be more volatile and less liquid than stocks of larger companies.

Some of the securities in the Portfolio may carry above-average risk compared to common stocks that comprise indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. In addition, the Portfolio normally invests in companies in highly competitive industries and sectors. Competition and advances in technology make these companies highly volatile investments.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio docs during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Portfolio) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year and the life of the Portfolio compare to those of three broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


MID CAP GROWTH PORTFOLIO -- INITIAL
 CLASS                                QUARTER/YEAR   RETURN
Highest Return/Best Quarter              2/03        24.32%
Lowest Return/Worst Quarter              3/02       -18.46%

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

                                                                                      SINCE
                                                                   1 YEAR        INCEPTION 7/2/01
Mid Cap Growth Portfolio --
  Initial Class                                                    22.61%              4.34%
  Service Class(1)                                                 22.30%              4.08%
S&P MidCap 400(R) Index(2)                                         16.48%              8.48%
Russell 2500(R) Growth Index(3)                                    14.59%              2.53%
Russell MidCap Growth Index(4)                                     15.48%              2.70%

(1) Performance for the Service Class shares, first offered 6/5/03, includes historical performance of the Initial Class shares from 7/2/01 to 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.

(2) The S&P MidCap 400(R) Index is an unmanaged market-value weighted index that consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation, and is a benchmark of mid-capitalization stock price movement. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

(3) The Russell 2500(R) Growth Index measures the performance of those companies in the Russell 2500(R) Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2500(R) Index measures the performance of the 2,500 smallest companies in the Russell 3000(R) Index, which represents approximately 17% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.


(4) The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap(R) Companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.

[BAR CHART]

02                                                                              -28.59
03                                                                               44.78
04                                                                               22.61

                   Annual total returns (12/31)-Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                          INITIAL    SERVICE
                                           CLASS      CLASS
                                          -------    -------
    Management Fee(1)                      0.75%      0.75%
    Distribution and Service (12b-1)
      Fees                                 None       0.25%(2)
    Other Expenses                         0.13%      0.13%
    Total Portfolio Operating
      Expenses(3)                          0.88%      1.13%

(1) The Management Fee reflects an aggregate fee for advisory and administrative services.

(2) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.
(3) NYLIM has voluntarily agreed to waive fees and/or reimburse the Portfolio for certain expenses so that Total Portfolio Operating Expenses do not exceed 0.97% of average daily net assets for Initial Class Shares and 1.22% of average daily net assets for Service Class Shares. This agreement may be terminated by NYLIM at any time.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $ 90       $281        $488        $1,084
  Service Class           $115       $359        $622        $1,375

This Example does not reflect expense reimbursements or waivers.

                      MAINSTAY VP S&P 500 INDEX PORTFOLIO

INVESTMENT OBJECTIVE -- The S&P 500 Index Portfolio's investment objective is to seek to provide investment results that correspond to the total return performance (and reflect reinvestment of dividends) of publicly traded common stocks represented by the S&P 500(R) Index.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its total assets in stocks in the S&P 500(R) Index in the same proportion, to the extent feasible, as they are represented in the S&P 500(R) Index.

The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Typically, companies included in the S&P 500(R) Index are the largest and most dominant firms in their respective industries. S&P 500(R) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by the Fund.

INVESTMENT PROCESS -- New York Life Investment Management LLC ("NYLIM"), the Portfolio's Manager, uses statistical techniques to determine which stocks are to be purchased or sold to replicate the S&P 500(R) Index to the extent feasible. From time to time, adjustments may be made in the Portfolio's holdings because of changes in the composition of the S&P 500(R) Index. The correlation between the performance of the Portfolio and the S&P 500(R) Index is expected to be at least 0.95, before fees and expenses, on an annual basis. A correlation of
1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Portfolio, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500(R) Index.

The Portfolio's investments also include S&P 500(R) Index futures that are used for cash management purposes.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings. There is no assurance that the investment performance of the Portfolio will equal or exceed that of the S&P 500(R) Index. If the value of the S&P 500(R) Index declines, the net asset value of shares of the Portfolio will also decline. The Portfolio's ability to mirror the S&P 500(R) Index may be affected by, among other things, transactions costs, changes in either the makeup of the S&P 500(R) Index or number of shares outstanding for the component stocks of the S&P 500(R) Index, and the timing and amount of contributions to, and redemptions from, the Portfolio by shareholders.

Consistent with its principal investment strategies, the Portfolio's investments include S&P 500(R) Index futures, which are a type of derivative. The Portfolio may lose money using derivatives. The use of derivatives may increase the volatility of the Portfolio's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


S&P 500 INDEX PORTFOLIO -- INITIAL
 CLASS                                QUARTER/YEAR   RETURN
Highest Return/Best Quarter              4/98        21.46%
Lowest Return/Worst Quarter              3/02       -17.16%

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

                                  1 YEAR    5 YEARS   10 YEARS
S&P 500 Index Portfolio --
  Initial Class                    10.49%   -2.57%     11.73%
  Service Class(1)                 10.22%   -2.81%     11.45%
S&P 500(R) Index(2)                10.88%   -2.30%     12.07%

(1) Performance for the Service Class shares, first offered 6/5/03, includes historical performance of the Initial Class shares from 1/1/95 to 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.

(2) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.



    [BAR CHART]

95                                                                               36.89
96                                                                               22.42
97                                                                               32.84
98                                                                               28.49
99                                                                               20.70
00                                                                               -9.32
01                                                                              -12.11
02                                                                              -22.21
03                                                                               28.19
04                                                                               10.49

                   Annual total returns (12/31)-Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                          INITIAL    SERVICE
                                           CLASS      CLASS
                                          -------    -------
    Advisory Fee(1)                        0.10%      0.10%
    Distribution and Service (12b-1)
      Fees                                 None       0.25%(2)
    Other Expenses
    (includes Administration Fee of
    0.20%)                                 0.29%      0.29%
    Total Portfolio Operating Expenses     0.39%      0.64%

(1) The Advisory Fee for the Portfolio is an annual percentage of the Fund's average daily net assets as follows: 0.10% up to $1 billion and 0.075% in excess of $1 billion.

(2) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $40        $125        $219         $493
  Service Class           $65        $205        $357         $798

                     MAINSTAY VP SMALL CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE -- The Small Cap Growth Portfolio's investment objective is to seek long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in companies with market capitalizations that, at the time of investment, are comparable to companies in the Russell 2000(R) Index, a widely used benchmark for small cap stock performance, and invests primarily in common stocks, preferred stocks, warrants and other equity securities. The market capitalizations of companies in this Index fluctuate; as of the date of this prospectus, they range from $42 million to $6.2 billion. MacKay Shields LLC, the Portfolio's Subadvisor, selects investments according to the economic environment and the attractiveness of particular markets and the financial condition and competitiveness of individual companies.

The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index.

INVESTMENT PROCESS -- The Subadvisor looks for securities of companies with the following characteristics: above-average revenue and earnings per share growth, participation in growing markets, potential for positive earnings surprises and strong management ideally with high insider ownership.

The Portfolio also invests in the securities of companies that are deemed by the Subadvisor to be attractive due to special factors, such as new management, new products, changes in consumer demand and changes in the economy.

The Subadvisor may sell a stock if the stock's earnings growth rate decelerates, if its valuation is deemed too high in relation to its growth rate or its peer group or if, in general, the Subadvisor does not believe that the security will help the Portfolio meet its investment objective.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

In comparison to stocks of companies with larger capitalizations, stocks of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes and cyclical, static or moderate growth prospects.

Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Portfolio) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year and the life of the Portfolio compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


SMALL CAP GROWTH
 PORTFOLIO -- INITIAL CLASS           QUARTER/YEAR   RETURN
Highest Return/Best Quarter              2/03        21.26%
Lowest Return/Worst Quarter              3/02       -19.57%

         AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                                      SINCE
                                                    INCEPTION
                                           1 YEAR    7/2/01
Small Cap Growth Portfolio --
  Initial Class                             9.40%       2.47%
  Service Class(1)                          9.13%       2.21%
Russell 2000(R) Index(2)                   18.33%       8.46%
Russell 2000(R) Growth Index(3)            14.31%       2.07%

(1) Performance for the Service Class shares, first offered 6/5/03, includes historical performance of the Initial Class shares from 7/2/01 to 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.

(2) The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

(3) The Russell 2000(R) Growth Index measures the performance of those companies in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth values. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[BAR CHART]

02                                                                              -26.41
03                                                                               41.69
04                                                                                9.40

                   Annual total returns (12/31)-Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                           INITIAL   SERVICE
                                            CLASS     CLASS
                                           -------   -------
    Management Fee(1)                       0.90%     0.90%
    Distribution and Service (12b-1) Fees   None      0.25%(2)
    Other Expenses                          0.14%     0.14%
    Total Portfolio Operating Expenses(3)   1.04%     1.29%

(1) The Management Fee reflects an aggregate fee for advisory and administrative services. Effective January 1, 2005, the Portfolio's Management Fee was reduced from 1.00% to 0.90%.

(2) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

(3) NYLIM has voluntarily agreed to waive fees and/or reimburse the Portfolio for certain expenses so that Total Portfolio Operating Expenses do not exceed 0.95% of average daily net assets for Initial Class Shares and 1.20% of average daily net assets for Service Class Shares. If NYLIM waivers and/or reimbursement had been in effect for the year ending December 31, 2004, the Management Fee paid by the Portfolio would have been 0.81% and Total Portfolio Operating Expenses for the Portfolio were 0.95% for Initial Class Shares and 1.20% for Service Class Shares. This agreement may be terminated by NYLIM at any time.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $106       $331        $574        $1,271
  Service Class           $131       $409        $708        $1,556

This Example does not reflect expense reimbursements or waivers.

                         MAINSTAY VP BALANCED PORTFOLIO

INVESTMENT OBJECTIVE -- The Balanced Portfolio's investment objective is to seek high total return.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio invests approximately 60% of its net assets plus any borrowings in stocks and 40% of its net assets plus any borrowings in fixed-income securities (such as bonds) and cash equivalents. Although this 60/40 ratio may vary, the Portfolio will always invest at least 25% of its net assets plus any borrowings in fixed-income securities. By holding both stocks and bonds the Portfolio seeks a balance between capital gains from stock appreciation and current income from interest and dividends.

INVESTMENT PROCESS -- The Portfolio generally invests in dividend-paying, mid-capitalization stocks that NYLIM, the Portfolio's Manager, determines are value stocks. Mid-capitalization stocks are common stocks of mid-size U.S. companies that tend to be well known, and to have large amounts of stock outstanding. The Portfolio considers mid-capitalization stocks to be those with a market capitalization that, at the time of investment, are similar to the companies in the Russell Midcap(R) Index, the S&P MidCap 400(R) Index, or a universe selected from the smallest 800 companies of the largest 1,000 companies, ranked by market capitalization. "Value" stocks are stocks that the Manager determines (1) have strong or improving fundamental characteristics (such as margins, working capital, leverage, cash flow, returns on equity and assets) and (2) have been overlooked by the marketplace so that they are undervalued or "underpriced" relative to the rest of the Portfolio's universe. In selecting stocks, the Manager applies quantitative and statistical methods to analyze the relative quality and value of the stocks:

- The Manager analyzes financial and operating data of over one thousand companies on a weekly basis, searching for companies with improving operating characteristics but which are still underpriced or inexpensive relative to the rest of the Portfolio's universe. The Manager evaluates company operations compared to other companies (both competitors and companies in other industries).

- Under normal conditions, the Manager keeps the Portfolio fully invested rather than taking temporary cash positions.

The Manager will sell a stock if it becomes relatively overvalued, if better opportunities are identified, or if it determines that the initial investment expectations are not being met.

The Portfolio also invests in U.S. government securities and investment grade bonds issued by U.S. corporations. It selects fixed-income securities based on their credit quality and duration, which is the length of time required to receive the present value of all future interest and principal payments. With respect to a portfolio's holdings, duration means the average duration for all of the bonds and fixed-income securities, weighted by their amounts. Duration provides a measure of the portfolio's sensitivity to interest rate changes. For example, for every 1% rise in interest rates, the price of a bond with a duration of 3 years would decline 3%. Generally, a shorter duration indicates less sensitivity than a longer duration. The Portfolio will hold a bond to maturity (or call date, if applicable). The Portfolio may sell the bond sooner if it falls below investment grade which is BBB by S&P or Baa by Moody's, or if unrated, determined by the Manager to be of comparable quality. The Portfolio may also sell the bond if the Portfolio receives other adverse information about an issuer. The fixed income portion of the portfolio:


- Has an intermediate term duration which ranges from three to five years; and


- Has a laddered maturity schedule, which means a portfolio is structured so that a certain percentage of the securities will mature each year. This helps the Portfolio manage duration and risk, and attempts to create a more consistent return.


The Portfolio may lend up to 20% of its total assets and may invest:


- up to 20% of its net assets in securities of foreign issuers, only in countries the Manager considers stable and only in securities the Manager considers to be of high quality; and


- in mortgage-backed and asset-backed securities. Mortgage-related securities (including mortgage-backed securities) are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers. Asset-backed securities are debt securities whose values are based on underlying pools of receivables.


The Portfolio may also purchase large-capitalization stocks for general investment purposes or for additional liquidity. The Portfolio considers large-capitalization stocks to be the top 5% of companies sorted by market capitalization.

PRINCIPAL RISKS -- The main risks associated with investing in the Portfolio include: market risk, interest rate risk, credit risk, prepayment risk, and maturity risk.

Since the Portfolio can invest in foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. companies. These include losses due to: fluctuating currency value, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax or currency laws, and changes in monetary policy.

The Portfolio's investments may include derivatives such as mortgage-related and asset-backed securities. The Portfolio may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Portfolio may lose money using derivatives. Prepayment risk is a risk associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Portfolio's investments.

The Portfolio's use of securities lending also presents certain risks. In a securities lending transaction, a fund lends securities from its portfolio to a broker-dealer (or other financial institution) for a period of time. The fund receives interest and/or a fee and a promise that the securities will be returned on a fixed date. The principal risk of securities lending is that the financial institution that borrows securities from the Portfolio could go bankrupt and the Portfolio might not be able to recover the securities or their value.

                                PAST PERFORMANCE

Since the Portfolio had not yet commenced operations as of the date of this prospectus, no performance information is available.

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                   SERVICE
                                                    CLASS
                                                   -------
    Management Fee(1)                               0.75%
    Distribution and Service (12b-1) Fees           0.25%(2)
    Other Expenses(3)                               0.11%
    Total Portfolio Operating Expenses              1.11%

(1) The Management Fee reflects an aggregate fee for advisory and administrative services.

(2) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

(3) The Portfolio's Other Expenses are based upon estimates of the expenses that the Portfolio will incur for the current fiscal year.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Service Class           $113       $353        $612        $1,352

This Example does not reflect expense reimbursements or waivers.

                       MAINSTAY VP BASIC VALUE PORTFOLIO*

INVESTMENT OBJECTIVE -- The Basic Value Portfolio's investment objective is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES -- Under normal circumstances, the Portfolio invests at least 80% of its assets in domestic and foreign large company stocks. Large company stocks are those with market capitalizations in excess of $5 billion. The Portfolio invests primarily in issuers that are characterized as "value" companies. Value companies are those The Dreyfus Corporation, the Portfolio's Subadvisor, believes are underpriced according to certain financial measurements of their intrinsic worth or business prospects, such as price to earnings or price to book ratios. Equity securities consist of common stocks, convertible securities and preferred stocks. Generally, the weighting in any one sector shall not be more than three times the respective S&P 500(R) Index weighting or 30% of the Portfolio. The Portfolio may overweight (or underweight) certain market sectors, which may cause the Portfolio's performance to be more (or less) sensitive to developments affecting those sectors.

INVESTMENT PROCESS -- In choosing stocks, the Subadvisor identifies potential investments through extensive quantitative and fundamental research. The Portfolio will focus on individual stock selection (a "bottom up" approach), emphasizing three key factors:

- value, or how a stock is valued relative to its intrinsic worth based on traditional measures,

- business health, or overall efficiency and profitability as measured by return on assets and return on equity, and

- business momentum, or the presence of a catalyst (such as corporate restructuring, change in management or spin-off) that will trigger a price increase near term to mid-term.

The Portfolio typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum or falls short of the Subadvisor's expectations.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

The principal risk of investing in value stocks is that the value stocks in which the Portfolio invests may never reach what the Subadvisor believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

In searching for attractive large company value stocks, the Portfolio may invest a portion of its assets in foreign securities, which will be subject to various risks of loss that are different from risks of investing in securities of U.S. based companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, changes in U.S. or foreign tax or currency laws, and changes in monetary policy. The risks are likely to be greater in emerging market countries than in developed market countries.

The Portfolio, at times, may invest in derivative securities, such as options and futures, and in foreign currencies. It may also sell short, which involves selling a security it does not own in anticipation of a decline in the market price of the security. When employed, these practices are used primarily to hedge the Portfolio's investments, but may be used to increase returns; however, such practices may reduce returns or increase volatility. Derivatives can be illiquid, and a small investment in certain derivatives could have a potentially large impact on the Portfolio's performance.

The Portfolio may purchase securities that are made available in IPOs (initial public offerings). The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the Portfolio's performance depends on a variety of factors, including the number of IPOs the Portfolio invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the Portfolio. As a portfolio's asset base increases, IPOs often have a diminished effect on such portfolio's performance.

The Portfolio can buy securities with borrowed money (a form of leverage), which could have the effect of magnifying the Portfolio's gains or losses.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

---------------
* Formerly MainStay VP Dreyfus Large Company Value Portfolio.

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of one broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


BASIC VALUE PORTFOLIO -- INITIAL
CLASS                                 QUARTER/YEAR   RETURN
Highest Return/Best Quarter              2/03        15.07%
Lowest Return/Worst Quarter              3/02       -18.14%

                        AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                                                                    SINCE
                                                                                  INCEPTION
                                                              1 YEAR    5 YEARS    5/1/98
Basic Value Portfolio --
  Initial Class                                                11.37%     2.27%       3.12%
  Service Class(1)                                             11.09%     2.02%       2.87%
S&P/Barra Value(R) Index(2)                                    15.71%     2.48%       3.95%

(1) Performance for the Service Class shares, first offered 6/5/03, includes historical performance of the Initial Class shares from 5/1/98 to 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.
(2) The S&P/Barra Value(R) Index is an unmanaged capitalization-weighted index of all stocks in the S&P 500(R) Index that have low price-to-book ratios. It is designed so that approximately 50% of the market capitalization of the S&P 500(R) Index is in the S&P/Barra Value(R) Index. You cannot invest directly in an index.

[BAR CHART]

99                                                                                6.73
00                                                                                6.59
01                                                                               -4.51
02                                                                              -22.86
03                                                                               27.95
04                                                                               11.37

                   Annual total returns (12/31)-Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                            INITIAL   SERVICE
                                             CLASS     CLASS
                                            -------   -------
    Advisory Fee(1)                          0.60%     0.60%
    Distribution and Service (12b-1) Fees    None      0.25%(2)
    Other Expenses
    (includes Administration Fee of 0.20%)   0.36%     0.36%
    Total Portfolio Operating Expenses       0.96%     1.21%

(1) The Advisory Fee for the Portfolio is an annual percentage of the Fund's average daily net assets as follows: 0.60% up to $250 million and 0.55% in excess of $250 million. NYLIM has voluntarily agreed to waive its Advisory Fee to 0.55% on assets up to $250 million and 0.50% on assets in excess of $250 million. If NYLIM's voluntary waiver had been in effect for the fiscal period ended December 31, 2004, the Advisory Fee would have been 0.55% and Total Annual Portfolio Operating Expenses would have been 0.91% for Initial Class shares and 1.16% for Service Class shares. This waiver may be discontinued at any time without notice.
(2) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $ 98       $306        $531        $1,178
  Service Class           $123       $384        $665        $1,466

                       MAINSTAY VP CONVERTIBLE PORTFOLIO

INVESTMENT OBJECTIVE -- The Convertible Portfolio's investment objective is to seek capital appreciation together with current income.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in "convertible securities" such as: bonds, debentures, corporate notes, preferred stocks or other securities that are convertible into common stock or the cash value of a stock or a basket or index of equity securities.

The Portfolio takes a flexible approach by investing in a broad range of securities of a variety of companies and industries. The Portfolio invests in high-yield debt securities and may invest without restriction in securities rated BB or B by S&P or Ba or B by Moody's.

The balance of the Portfolio may be invested in or held in non-convertible debt, equity securities that do not pay regular dividends, U.S. government securities and cash or cash equivalents.

INVESTMENT PROCESS -- In selecting convertible securities for purchase or sale, MacKay Shields, the Portfolio's Subadvisor takes into account a variety of investment considerations, including the potential return of the common stock into which the convertible security is convertible, credit risk, projected interest return and the premium for the convertible security relative to the underlying common stock.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, changes in credit risk, and changes in projected interest return.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risk inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. The total return for a convertible security will be partly dependent upon the performance of the underlying common stock into which it can be converted.

Convertible securities tend to be subordinate to other debt securities issued by the same company. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and/or principal payments. If an issuer stops making interest and/or principal payments, these securities may be worthless and the Portfolio could lose its entire investment.

In the case of debt securities, values change. The values of debt securities fluctuate depending upon various factors, including interest rates, issuer creditworthiness, market conditions, and maturities.

Principal investments include high-yield debt securities ("junk bonds") which are generally considered speculative because they present a greater risk of loss than higher quality debt securities. These securities pay investors a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can be also subject to greater price volatility.

Since the Portfolio invests in foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax or currency laws and changes in monetary policy. The risks are likely to be greater in emerging market countries than in developed market countries.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Portfolio) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


CONVERTIBLE PORTFOLIO -- INITIAL CLASS  QUARTER/YEAR   RETURN
Highest Return/Best Quarter                 4/99       18.33%
Lowest Return/Worst Quarter                 3/98      -11.30%

      AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                                 SINCE
                                               INCEPTION
                              1 YEAR  5 YEARS   10/1/96
Convertible Portfolio --
  Initial Class                6.11%    2.11%      8.59%
  Service Class(1)             5.85%    1.86%      8.33%
Merrill Lynch All
  Convertible Securities
  Index(2)                     9.61%    1.85%      9.20%
Credit Suisse First
  Boston(TM) Convertible
  Securities Index(3)
  (reflects no deduction for
  fees, expenses or taxes)     7.46%    1.74%      8.69%

(1) Performance for the Service Class shares, first offered 6/5/03, includes historical performance of the Initial Class shares from 10/1/96 to 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.

(2) The Merrill Lynch All Convertible Securities Index is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in the Index, bonds and preferred stocks must be convertible only to common stock and have a market value or original par value of at least $50 million. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[BAR CHART]

97                                                                               15.43
98                                                                                4.49
99                                                                               41.98
00                                                                               -5.02
01                                                                               -2.18
02                                                                               -7.91
03                                                                               22.23
04                                                                                6.11

                   Annual total returns (12/31)-Initial Class

(3) The Credit Suisse First Boston(TM) Convertible Securities Index generally includes 250-300 issues--convertibles must have a minimum issue size of $50 million; bonds and preferreds must be rated B- or better by S&P; and preferreds must have a minimum of 500,000 shares outstanding. Eurobonds are also included if they are issued by U.S.-domiciled companies, rated B- or better by S&P, and have an issue size of greater than $100 million. Total returns assume the reinvestment of all income and capital gains. You cannot invest directly in an index. Credit Suisse First Boston discontinued publication of this index as of December 2004.

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                            INITIAL   SERVICE
                                             CLASS     CLASS
                                            -------   -------
    Advisory Fee                             0.36%     0.36%
    Distribution and Service (12b-1) Fees    None      0.25%(1)
    Other Expenses (includes
    Administration Fee of 0.20%)             0.30%     0.30%
    Total Portfolio Operating Expenses       0.66%     0.91%

(1) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $67        $211        $368        $  822
  Service Class           $93        $290        $504        $1,120

                     MAINSTAY VP INCOME & GROWTH PORTFOLIO*

INVESTMENT OBJECTIVE -- The Income & Growth Portfolio's investment objective is to seek dividend growth, current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests in equity securities of the 1,500 largest companies traded in the United States (ranked by market capitalization).

INVESTMENT PROCESS -- American Century Investment Management, Inc., the Portfolio's Subadvisor, uses quantitative management strategies in pursuit of the Portfolio's investment objective.

Quantitative management combines two investment approaches. The first is to rank stocks based on their relative attractiveness. The attractiveness of a stock is determined analytically by using a computer model to combine measures of a stock's value and measures of its growth potential. Examples of valuation measures include stock price to book value and stock price to cash flow ratios while examples of growth measures include the rate of growth of a company's earnings and changes in analysts' earnings estimates.

The second step is to use a technique referred to as portfolio optimization. Using a computer, the Subadvisor constructs a portfolio (i.e., company names and shares held in each) which seeks the optimal tradeoff between the risk of the portfolio relative to a benchmark (i.e., the S&P 500(R) Index) and the expected return of the portfolio as measured by the stock ranking model. With respect to the Portfolio, the portfolio optimization includes targeting a dividend yield that exceeds that of the S&P 500(R) Index.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings. Although current income is an objective for the Portfolio, if the stocks that make up the S&P 500(R) Index do not have a high dividend yield, then the Portfolio's dividend yield will not be high.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

---------------
* Formerly MainStay VP American Century Income & Growth Portfolio.

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

INCOME & GROWTH PORTFOLIO -- INITIAL CLASS          QUARTER/YEAR   RETURN
Highest Return/Best Quarter                            2/03         15.97%
Lowest Return/Worst Quarter                            3/02        -17.06%

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

                                                                                    SINCE
                                                                                  INCEPTION
                                                              1 YEAR    5 YEARS    5/1/98
Income & Growth Portfolio --
  Initial Class                                                12.65%   -0.96%      3.13%
  Service Class(1)                                             12.38%   -1.20%      2.87%
S&P 500(R) Index(2)                                            10.88%   -2.30%      2.82%

(1) Performance for the Service Class shares, first offered 6/13/03, includes historical performance of the Initial Class shares from 5/1/98 to 6/12/03, adjusted to reflect the fees and expenses for Service Class shares.

(2) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.


[BAR CHART]

99                                                                               17.59
00                                                                              -10.73
01                                                                               -8.50
02                                                                              -19.52
03                                                                               28.69
04                                                                               12.65

                  Annual total returns (12/31) - Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                            INITIAL   SERVICE
                                             CLASS     CLASS
                                            -------   -------
    Advisory Fee(1)                          0.50%     0.50%
    Distribution and Service (12b-1) Fees    None      0.25%(2)
    Other Expenses
    (includes Administration Fee of 0.20%)   0.40%     0.40%
    Total Portfolio Operating Expenses       0.90%     1.15%

(1) The Advisory Fee for the Portfolio is an annual percentage of the Fund's average daily net assets as follows: 0.50% up to $100 million, 0.45% from $100 million to $200 million and 0.40% in excess of $200 million.

(2) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $ 92       $287        $498        $1,108
  Service Class           $117       $365        $633        $1,398

                      MAINSTAY VP MID CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE -- The Mid Cap Value Portfolio's investment objective is to realize maximum long-term total return from a combination of capital appreciation and income.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in common and preferred stock of companies with market capitalizations that, at the time of investment, are similar to the companies in the Russell Midcap(R) Value Index. The market capitalizations of companies in this Index fluctuate; as of the date of this prospectus, they range from $615 million to $35.7 billion. The Portfolio normally invests at least 80% of its assets in equity securities that MacKay Shields LLC, the Portfolio's Subadvisor, believes are undervalued when purchased, pay cash dividends and are listed on a national securities exchange or traded in the over-the-counter market.

INVESTMENT PROCESS -- The Subadvisor seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Subadvisor will seek to invest in equities that are deemed to be undervalued based on a number of factors, including relative valuation, prospects for future earnings growth, ability to grow dividends and corporate management.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, meaningful changes in the issuer's financial condition or corporate management.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. Mid-cap stocks are generally less established and may be more volatile and less liquid than stocks of larger companies. Some of the securities in the Fund may carry above-average risk compared to common stocks that comprise indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.

The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions. Therefore, the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Portfolio) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year and the life of the Portfolio compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

MID CAP VALUE PORTFOLIO -- INITIAL CLASS  QUARTER/YEAR   RETURN
Highest Return/Best Quarter                   2/03       13.86%
Lowest Return/Worst Quarter                   3/02      -17.82%

         AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                                     SINCE
                                                    INCEPTION
                                           1 YEAR    7/2/01
Mid Cap Value Portfolio --
  Initial Class                            17.54%      7.33%
  Service Class(1)                         17.25%      7.07%
Russell 1000(R) Value Index(2)             16.49%      5.93%
Russell Midcap(R) Value Index(3)           23.71%     12.90%

(1) Performance for the Service Class shares, first offered 6/5/03, includes historical performance of the Initial Class shares from 7/2/01 to 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.

(2) The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth rates. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[BAR CHART]

02                                                                              -14.57
03                                                                               28.97
04                                                                               17.54

                   Annual total returns (12/31)-Initial Class

(3) The Russell Midcap(R) Value Index measures the performance of those companies in the Russell Midcap(R) Index with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index. The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, and represents approximately 25% of the total market capitalization of the Russell 1000(R) Index. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                           INITIAL   SERVICE
                                            CLASS     CLASS
                                           -------   -------
    Management Fee(1)                       0.70%     0.70%
    Distribution and Service (12b-1) Fees   None      0.25%(2)
    Other Expenses                          0.11%     0.11%
    Total Portfolio Operating Expenses(3)   0.81%     1.06%

(1) The Management Fee reflects an aggregate fee for advisory and administrative services.

(2) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

(3) NYLIM has voluntarily agreed to waive fees and/or reimburse the Portfolio for certain expenses so that Total Portfolio Operating Expenses do not exceed 0.89% of average daily net assets for Initial Class Shares and 1.14% of average daily net assets for Service Class Shares. This agreement may be terminated by NYLIM at any time.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $ 83       $259        $450        $1,002
  Service Class           $108       $337        $585        $1,294

This Example does not reflect expense reimbursements or waivers.

                       MAINSTAY VP TOTAL RETURN PORTFOLIO

INVESTMENT OBJECTIVE -- The Total Return Portfolio's investment objective is to realize current income consistent with reasonable opportunity for future growth of capital and income.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests a minimum of 30% of its net assets in U.S. equity securities and a minimum of 30% of its net assets in U.S. debt securities.

INVESTMENT PROCESS -- Approximately one-half of the Portfolio's equity securities will normally consist of stocks of companies with growth in revenues and earnings per share superior to that of the average of common stocks comprising the S&P 500(R) Index at the time of purchase. The remainder of the Portfolio's equity securities will normally be invested in stocks that the Portfolio believes to be undervalued.

The Portfolio maintains a flexible approach towards investing in various types of companies as well as types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets.

It is contemplated that the Portfolio's long-term debt investments will typically consist of securities that are rated A or better by S&P or Moody's or, if unrated, deemed to be of comparable creditworthiness by MacKay Shields LLC, the Portfolio's Subadvisor. Principal debt investments include U.S. government securities, corporate bonds, and mortgage-related and asset-backed securities. The Portfolio may also enter into mortgage-dollar roll transactions.

In addition, of its investments in debt securities the Portfolio may purchase up to 20% in high-yield bonds and other debt securities rated below investment grade that the Portfolio's Subadvisor believes may provide capital appreciation in addition to income.

The Portfolio maintains a flexible approach by investing in a broad range of securities, which may be diversified by company, industry and type.

The Subadvisor may sell a security, if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell an equity security, the Subadvisor may evaluate, among other things, meaningful changes in the issuer's financial condition, including a deceleration in revenue and earnings growth. In considering whether to sell a debt security, the Subadvisor may evaluate, among other things, a decline in the security's rating by S&P or Moody's.

PRINCIPAL RISKS -- Since the Portfolio may allocate its assets among equity and debt securities, it has some exposure to the risks of both stocks and bonds. Investment in common stocks and other equity securities is particularly subject to the risks of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities, therefore, may carry above-average risk, compared to common stock indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.


The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.


The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).


In the case of debt securities, values change. The values of debt securities fluctuate depending upon various factors, including: interest rates, issuer creditworthiness, prepayment market conditions, and maturities.


The Portfolio's principal investments can include high-yield debt securities ("junk bonds") which are generally considered speculative because they present a greater risk of loss, including default, than higher-quality debt securities. These securities pay a premium -- a higher interest rate or yield -- because of this increased risk of loss. These securities can be also subject to greater price volatility.


Consistent with its principal investment strategies, the Portfolio's investments include derivatives such as mortgage-related and asset-backed securities. The Portfolio may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Portfolio may lose money using derivatives.

The principal risk of mortgage-dollar rolls is that the security the Portfolio receives at the end of the transaction may be worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction.


Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).


THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of three broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

TOTAL RETURN PORTFOLIO -- INITIAL CLASS        QUARTER/YEAR   RETURN
Highest Return/Best Quarter                        4/98       16.87%
Lowest Return/Worst Quarter                        1/01      -10.87%

           AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                        1 YEAR   5 YEARS  10 YEARS
Total Return Portfolio --
 Initial Class                            6.37%  -1.93%     8.62%
 Service Class(1)                         6.10%  -2.17%     8.35%
S&P 500(R) Index(2)                      10.88%  -2.30%    12.07%
Total Return Growth Composite Index(3)    5.63%  -2.20%     9.38%
Total Return Core Composite Index(4)      8.61%   2.33%    10.72%

(1) Performance for the Service Class shares, first offered 6/4/03, includes historical performance of the Initial Class shares from 1/1/95 to 6/3/03, adjusted to reflect the fees and expenses for Service Class shares.

(2) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.

(3) The Total Return Growth Composite Index is comprised of the Russell 1000(R) Growth Index and the Lehman Brothers(R) Aggregate Bond Index weighted 60%/40%, respectively. The Russell 1000(R) Growth Index measures the performance of those companies in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth values. The Lehman Brothers(R) Aggregate Bond Index includes fixed-rate debt issues rated investment grade or higher by Moody's, S&P or Fitch. All issues must have at least one year left to maturity and have an outstanding par value of at least $100 million. The Index is comprised of the Lehman Brothers(R) Government/Corporate, the Mortgage-Back Securities, and the Asset-Backed Securities Indices. Total returns assume reinvestment of all income and capital gains. You cannot invest directly in an index.

[BAR CHART]

95                                                                               28.33
96                                                                               12.08
97                                                                               17.79
98                                                                               27.13
99                                                                               17.02
00                                                                               -4.36
01                                                                              -10.69
02                                                                              -16.57
03                                                                               19.68
04                                                                                6.37

                  Annual total returns (12/31) - Initial Class

(4) The Total Return Core Composite Index is comprised of the Russell 1000(R) Index and the Lehman Brothers(R) Aggregate Bond Index weighted 60%/40%, respectively. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. Total returns assume reinvestment of all income and capital gains. You cannot invest directly in an index.

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                           INITIAL   SERVICE
                                            CLASS     CLASS
                                           -------   -------
    Advisory Fee                            0.32%     0.32%
    Distribution and Service (12b-1) Fees   None      0.25%(1)
    Other Expenses
    (includes Administration Fee of
    0.20%)                                  0.30%     0.30%
    Total Portfolio Operating Expenses      0.62%     0.87%

(1) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $63        $199        $346        $  774
  Service Class           $89        $278        $482        $1,073

                          MAINSTAY VP VALUE PORTFOLIO

INVESTMENT OBJECTIVE -- The Value Portfolio's investment objective is to realize maximum long-term total return from a combination of capital growth and income.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 65% of its total assets in common stocks that MacKay Shields LLC, the Portfolio's Subadvisor, believes were "undervalued" (selling below their value) when purchased; typically pay dividends, although there may be non-dividend paying stocks if they meet the "undervalued" criteria; and are listed on a national securities exchange or are traded in the over-the-counter market.

INVESTMENT PROCESS -- The Portfolio normally invests in U.S. common stocks that:

  - MacKay Shields, the Portfolio's Subadvisor, believes are "undervalued" (selling below their value) when purchased,

  - typically pay dividends, although there may be non-dividend paying stocks if they meet the "undervalued" criterion, and

  - are listed on a national securities exchange or are traded in the over-the-counter market.

Usually, stocks deemed by the Subadvisor to be at full value will be replaced with new, "undervalued" stocks. When assessing whether a stock is undervalued, the Subadvisor considers many factors and will compare the stock's market price to:

  - the company's cash flow and interest coverage ratios,

  - the company's book value,

  - estimated value of the company's assets (liquidation value), and

  - growth rates and future earnings.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Portfolio) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


VALUE PORTFOLIO -- INITIAL CLASS        QUARTER/YEAR   RETURN
Highest Return/Best Quarter                 4/03       14.03%
Lowest Return/Worst Quarter                 3/02      -22.44%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                                         SINCE
                                                       INCEPTION
                                    1 YEAR   5 YEARS    5/1/95
Value Portfolio --
  Initial Class                     11.28%    4.87%      9.17%
  Service Class(1)                  11.01%    4.61%      8.90%
S&P 500(R) Index(2)                 10.88%   -2.30%     11.10%
Russell 1000(R) Value Index(3)      16.49%    5.27%     12.90%

(1) Performance for the Service Class Shares, first offered 6/4/03, includes historical performance of the Initial Class shares from 5/1/95 to 6/3/03, adjusted to reflect the fees and expenses for Service Class shares.

(2) The S%P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.

(3) The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those companies in the Russell 1000(R) Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market


[BAR CHART]

96                                                                               23.22
97                                                                               22.89
98                                                                               -4.14
99                                                                                8.80
00                                                                               12.89
01                                                                                0.40
02                                                                              -21.05
03                                                                               27.37
04                                                                               11.28

                  Annual total returns (12/31) - Initial Class

  capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                          INITIAL    SERVICE
                                           CLASS      CLASS
                                          -------    -------
    Advisory Fee                           0.36%      0.36%
    Distribution and Service (12b-1)
      Fees                                 None       0.25%(1)
    Other Expenses
    (includes Administration Fee of
    0.20%)                                 0.29%      0.29%
    Total Portfolio Operating Expenses     0.65%      0.90%

(1) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $66        $208        $362        $  810
  Service Class           $92        $287        $498        $1,108

                           MAINSTAY VP BOND PORTFOLIO

INVESTMENT OBJECTIVE -- The Bond Portfolio's investment objective is to seek the highest income over the long term consistent with preservation of principal.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in bonds, which include all types of debt securities such as:

- debt or debt-related securities issued or guaranteed by the U.S. or foreign governments, their agencies or instrumentalities;

- obligations of international or supranational entities;

- debt securities issued by U.S. or foreign corporate entities;

- zero coupon bonds;

- mortgage-related and other asset-backed securities; and

- loan participation agreements.

The effective maturity of this portion of the Portfolio's holdings will usually be in the intermediate range (three to ten years), although it may vary depending on market conditions as determined by NYLIM, the Portfolio's Manager.

At least 65% of the Portfolio's total assets will be invested in debt securities rated Baa or better by Moody's or BBB or better by S&P when purchased, or if unrated, determined by the Manager to be of comparable quality.

As part of the Portfolio's principal investment strategies, the Manager may use investment practices such as mortgage dollar rolls and portfolio securities lending.

INVESTMENT PROCESS -- In pursuing the Portfolio's investment strategy, the Portfolio's Manager conducts a continuing review of yields and other information derived from a data base which it maintains in managing fixed-income portfolios.

Fundamental economic cycle analysis, credit quality and interest rate trends are the principal factors considered by the Manager in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within the Portfolio's investment portfolio. Maturity shifts are based on a set of investment decisions that take into account a broad range of fundamental and technical indicators.

Consistent with its principal investment strategy, the Portfolio may purchase debt securities of U.S. issuers, including derivatives such as mortgage-related and asset-backed securities. Commercial paper must be, when purchased, rated Prime-1 by Moody's or A-1 by S&P, or if unrated, determined by the Manager to be of comparable quality. The Portfolio's principal investments may have fixed or floating rates of interest.

The Manager may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Manager may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

PRINCIPAL RISKS -- The value of debt securities fluctuate depending upon various factors, including interest rates, issuer creditworthiness, prepayment, market conditions and maturities. Investments in the Portfolio are not guaranteed even though some of the Portfolio's investments are guaranteed by the U.S. government or its agencies or instrumentalities.

Investments in loan participation interests are subject to the risk that there may not be a readily available market which in some cases could result in the Portfolio disposing of such security at a substantial discount from face value or holding such security until maturity. In addition, the credit risk associated with investments in loan participation interests may include the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Portfolio purchased such loan participation interests.

Since the Portfolio can invest in foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. based companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, changes in U.S. or foreign tax or currency laws, and changes in monetary policy.

The Portfolio's investments include derivatives such as floaters and mortgage-related and asset-backed securities. The Portfolio may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Portfolio may lose money using derivatives. The derivatives may increase the volatility of the Portfolio's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.

The Portfolio's use of investment practices such as mortgage dollar rolls and securities lending also presents certain risks. The principal risk of mortgage dollar roll transactions is that the security the Portfolio receives at the end of the transaction is worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction. The principal risk of securities lending is that the financial institution that borrows securities from the Portfolio could go bankrupt and the Portfolio might not be able to recover the securities or their value.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


BOND PORTFOLIO -- INITIAL CLASS          QUARTER/YEAR  RETURN
Highest Return/Best Quarter                  2/95       6.37%
Lowest Return/Worst Quarter                  1/96      -2.56%

        AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                  1 YEAR  5 YEARS  10 YEARS
Bond Portfolio --
  Initial Class                    4.09%   7.41%    7.35%
  Service Class(1)                 3.83%   7.14%    7.08%
Merrill Lynch Corporate and
  Government Master Index(2)       4.15%   7.95%    7.78%
Lehman Brothers(R) Aggregate
  Bond Index(3)                    4.34%   7.71%    7.72%

(1) Performance for the Service Class shares, first offered 6/4/03, includes historical performance of the Initial Class shares from 1/1/95 to 6/3/03, adjusted to reflect the fees and expenses for Service Class shares.

(2) The Merrill Lynch Corporate and Government Master Index is an unmanaged index consisting of issues of the U.S. government and its agencies as well as investment-grade corporate securities. Results assume the reinvestment of all income and capital gains distributions. You cannot invest directly in an index.
(3) The Lehman Brothers(R) Aggregate Bond Index (the "Aggregate Index") includes the following other Lehman Brothers(R) indexes: the Govern-

[BAR CHART]

95                                                                               18.31
96                                                                                2.05
97                                                                                9.65
98                                                                                9.12
99                                                                               -1.53
00                                                                                9.82
01                                                                                9.27
02                                                                                9.48
03                                                                                4.52
04                                                                                4.09

                   Annual total returns (12/31)-Initial Class

ment/Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Aggregate Index, securities must be investment grade quality or higher, have at least one year to maturity, and have an outstanding par value of at least $100 million. You cannot invest directly in an index.

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                            INITIAL   SERVICE
                                             CLASS     CLASS
                                            -------   -------
    Advisory Fee                             0.25%     0.25%
    Distribution and Service (12b-1) Fees    None      0.25%(1)
    Other Expenses
    (includes Administration Fee of 0.20%)   0.29%     0.29%
    Total Portfolio Operating Expenses       0.54%     0.79%

(1) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, and that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $55        $173        $302         $677
  Service Class           $81        $252        $439         $978

                      MAINSTAY VP FLOATING RATE PORTFOLIO

INVESTMENT OBJECTIVE -- The Floating Rate Portfolio's investment objective is to seek to provide high current income.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in a portfolio of floating rate loans and other floating rate debt securities. The Portfolio may also purchase fixed income debt securities and money market securities or instruments.

When the Manager believes that market or economic conditions are unfavorable to investors, up to 100% of the Portfolio's assets may be invested in money market or short-term debt securities. The Manager may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

Floating rate loans ("Floating Rate Loans") offer a favorable yield spread over other short-term fixed-income alternatives. Historically, Floating Rate Loans have displayed little correlation to the movements of U.S. common stocks, high-grade bonds, U.S. government securities and other traditional investments.

Floating Rate Loans are provided by banks and other financial institutions to large corporate customers. Companies undertake these loans to finance acquisitions, buy-outs, recapitalizations or other leveraged transactions. Floating Rate Loans are speculative investments and are rated below investment grade quality, but they are not junk bonds. They typically have less credit risk and lower default rates than junk bonds. Typically, these loans are the most senior source of capital in a borrower's capital structure and have certain of the borrower's assets pledged as collateral. The collateral may include both tangible and intangible assets of the borrower.

Floating Rate Loans feature rates that reset regularly, maintaining a fixed spread over the London-Interbank Offered Rate (LIBOR) or the prime rates of large money-center banks. The interest rates for Floating Rate Loans typically reset quarterly, although rates on some loans may adjust at other intervals. Floating Rate Loans mature, on average, in five to seven years, but loan maturity can be as long as nine years.

The Portfolio may invest up to 25% of its total assets in foreign securities. The foreign securities are generally U.S. dollar-denominated loans and other debt securities issued by one or more non-U.S. borrower(s) without a U.S. domiciled co-borrower.

INVESTMENT PROCESS -- In pursuing the Portfolio's investment strategy, the Manager seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Manager seeks to invest in companies with a high margin of safety that are leaders in industries with high barriers to entry. The Manager prefers companies with positive free cash flow, solid asset coverage and management teams with strong track records. In virtually every phase of the investment process, the Manager attempts to control risk and limit defaults.

The Manager may sell a security if it no longer believes the security will contribute to meeting the investment objectives of the Portfolio. In considering whether to sell a security, the Manager may evaluate, among other things, meaningful changes in the issuer's financial condition and competitiveness. The Manager continually evaluates market factors and comparative metrics to determine relative value.

PRINCIPAL RISKS -- The values of debt securities fluctuate depending upon various factors, including: Credit Risk, Liquidity, and Interest Rates.

The Floating Rate Loans in which the Portfolio principally invests are usually rated less than investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a higher interest rate because of the increased risk of loss. Although certain Floating Rate Loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the Portfolio's net asset value ("NAV") could go down and you could lose money.

An active trading market may not exist for many of the Portfolio's loans. In addition, some loans may be subject to restrictions on their resale, which may prevent the fund from obtaining the full value of the loan when it is sold. If this occurs, the Portfolio may experience a decline in its NAV. Some of the Portfolio's investments may be considered to be illiquid.

Investments in fixed-income securities are subject to the risk that interest rates could rise, causing the value of the Fund's securities and share price to decline. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes than shorter term bonds. Generally, the longer the average maturity of the bonds in a fund, the more a fund's share price will fluctuate in response to interest rate changes. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general.

Since the Portfolio may invest in U.S. dollar-denominated securities of foreign issuers, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. companies. These include losses due to less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax laws, and changes in monetary policy.

The Portfolio is "non-diversified," which means that it may invest a greater percentage of its assets than other funds in a particular issuer. This may make it more susceptible than diversified funds to risks associated with an individual issuer, and to single economic, political or regulatory occurrences.

                                PAST PERFORMANCE

Since the portfolio had not yet commenced operations as of the date of this prospectus, no performance information is available.

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                   SERVICE
                                                    CLASS
                                                   -------
    Management Fee(1)                               0.60%
    Distribution and Service (12b-1) Fees           0.25%(2)
    Other Expenses(3)                               0.19%
    Total Portfolio Operating Expenses              1.04%

(1) The Management Fee reflects an aggregate fee for advisory and administrative services.

(2) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

(3) The Portfolio's Other Expenses are based upon estimates of the expenses that the Portfolio will incur for the current fiscal year.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Service Class           $106       $331        $574        $1,271

This Example does not reflect expense reimbursements or waivers.

                        MAINSTAY VP GOVERNMENT PORTFOLIO

INVESTMENT OBJECTIVE -- The Government Portfolio's investment objective is to seek a high level of current income, consistent with safety of principal.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in U.S. government securities. It may invest up to 20% of its net assets in mortgage-related and asset-backed securities or other securities that are not U.S. government securities. Mortgage-related securities (including mortgage-backed securities) are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers. Asset-backed securities are debt securities whose values are based on underlying pools of credit receivables.

INVESTMENT PROCESS -- In pursuing the Portfolio's investment strategies, MacKay Shields LLC, the Portfolio's Subadvisor, uses a combined approach to investing, analyzing economic trends, as well as factors pertinent to particular issuers and securities.

The Portfolio's principal investments are debt securities issued or guaranteed by the U.S. government and its agencies and instrumentalities. These securities include U.S. Treasury bills (maturing in one year or less), notes (maturing in 1-10 years) and bonds (generally maturing in 10 or more years), and Government National Mortgage Association mortgage-backed certificates and other U.S. government securities representing ownership interests in mortgage pools such as securities issued by the Federal National Mortgage Association and by the Federal Home Loan Mortgage Corporation. Principal investments also include floaters as well as money market instruments and cash equivalents. Floaters are debt securities with a variable interest rate that is tied to another interest rate such as a money market index or Treasury bill rate. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. As part of the Portfolio's principal strategies, the Subadvisor may use a variety of investment practices such as mortgage dollar roll transactions, transactions on a when-issued basis and portfolio securities lending. In a mortgage dollar roll transaction the Portfolio sells a mortgage-backed security from its portfolio to another party, and agrees to buy a similar security from the same party at a later date. A when-issued security is a security that, although authorized, has not yet been issued. The price (or yield) of such security is fixed at the time of purchase but delivery and payment take place at a later date.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy and meaningful changes in the issuer's financial condition.

PRINCIPAL RISKS -- The value of debt securities fluctuate depending upon various factors, including interest rates, issuer creditworthiness, prepayment, market conditions and maturities.

You could lose money by investing in the Portfolio. Investments in the Portfolio are not guaranteed, even though some of the Portfolio's investments are guaranteed by the U.S. government or its agencies or instrumentalities.

Principal investments also include derivatives, such as mortgage-related and asset-backed securities. The Portfolio may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Portfolio may lose money using derivatives. The use of derivatives may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of risk assumed.

The Portfolio's use of investment practices such as mortgage dollar rolls, forward commitments, transactions on a when-issued basis and securities lending also presents certain risks. The principal risk of mortgage-dollar roll transactions is that the security the Portfolio receives at the end of the transaction is worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction. The principal risk of transactions involving when-issued securities is that the security will be worth less when it is issued or received than the price the Portfolio agreed to pay when it made the commitment. The principal risk of securities lending is that the financial institution that borrows securities from the Portfolio could go bankrupt and the Portfolio might not be able to recover the securities or their value.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Portfolio) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


GOVERNMENT PORTFOLIO -- INITIAL CLASS   QUARTER/YEAR  RETURN
Highest Return/Best Quarter                 2/95       5.52%
Lowest Return/Worst Quarter                 2/04      -2.74%

         AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                   1 YEAR   5 YEARS   10 YEARS
Government Portfolio --
  Initial Class                    3.33%     6.71%     6.84%
  Service Class(1)                 3.07%     6.45%     6.57%
Lehman Brothers Government Bond
  Index(2)                         3.48%     7.48%     7.46%

(1) Performance for the Service Class shares, first offered 6/4/03, includes historical performance of the Initial Class shares from 1/1/95 to 6/3/03, adjusted to reflect the fees and expenses for Service Class shares.

(2) The Lehman Brothers(R) Government Bond Index is an unmanaged index comprised of all publicly issued, nonconvertible, domestic debt of the U.S. government or any of its agencies, quasi-federal

[BAR CHART]

95                                                                               16.72
96                                                                                2.28
97                                                                                9.48
98                                                                                9.00
99                                                                               -1.74
00                                                                               12.22
01                                                                                6.64
02                                                                                9.85
03                                                                                1.88
04                                                                                3.33

                  Annual total returns (12/31) - Initial Class

corporations, or corporate debt guaranteed by the U.S. government. Total returns assume the reinvestment of all income and capital gains. You cannot invest directly in an index.

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                            INITIAL   SERVICE
                                             CLASS     CLASS
                                            -------   -------
    Advisory Fee                             0.30%     0.30%
    Distribution and Service (12b-1) Fees    None      0.25%(1)
    Other Expenses
    (includes Administration Fee of 0.20%)   0.29%     0.29%
    Total Portfolio Operating Expenses       0.59%     0.84%

(1) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $60        $189        $329        $  738
  Service Class           $86        $268        $466        $1,037

                MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO

INVESTMENT OBJECTIVES -- The High Yield Corporate Bond Portfolio's investment objective is to maximize current income through investment in a diversified portfolio of high yield, high risk debt securities which are ordinarily in the lower rating categories of recognized rating agencies (that is, rated Baa to B by Moody's or BBB to B by S&P). Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES -- Under normal circumstances, the Portfolio invests at least 80% of its assets in high yield corporate debt securities, including all types of high yield domestic and foreign corporate debt securities that are rated below investment grade by Moody's or S&P or that are unrated but that are considered by MacKay Shields LLC, the Portfolio's Subadvisor, to be of comparable quality.

INVESTMENT PROCESS -- In pursuing the Portfolio's investment strategy, the Subadvisor seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Portfolio's principal investments include domestic corporate debt securities, Yankee (dollar-denominated) debt securities, zero coupon bonds and U.S. government securities. The Fund's high-yield investments may also include convertible corporate bonds and loan participation interests (eg., bank debt). Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest. They are issued at a significant discount to face value and tend to be more volatile than conventional debt securities. The Portfolio may invest up to 20% of its net assets in equity securities and may invest up to 20% of its net assets in securities rated lower than B by Moody's and S&P.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, meaningful changes in the issuer's financial condition and competitiveness.

PRINCIPAL RISKS -- The value of debt securities fluctuates depending upon various factors, including interest rates, issuer creditworthiness, market conditions and maturities. Investment in common stocks and other equity securities is particularly subject to risks of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

The Portfolio principally invests in high yield debt securities ("junk bonds") which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can be also subject to greater price volatility.

Since the Portfolio invests in foreign securities, it can be subject to various risks of loss that are different from the risks of investing in securities of U.S. companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax or currency laws, and changes in monetary policy. These risks are likely to be greater in emerging market countries than in developed market countries.

Investments in loan participation interests are subject to the risk that there may not be a readily available market which in some cases could result in the Portfolio disposing of such security at a substantial discount from face value or holding such security until maturity. In addition, the credit risk associated with investments in loan participation interests may include the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Portfolio purchased such loan participation interests.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Portfolio) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


HIGH YIELD CORPORATE BOND PORTFOLIO --
 INITIAL CLASS                          QUARTER/YEAR  RETURN
Highest Return/Best Quarter                 2/03      12.05%
Lowest Return/Worst Quarter                 4/00      -7.85%

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

                                                                                   SINCE
                                                                                 INCEPTION
                                                              1 YEAR   5 YEARS    5/1/95
High Yield Corporate Bond Portfolio -- Initial Class          12.72%    9.15%       10.44%
  Service Class(1)                                            12.44%    8.90%       10.19%
Credit Suisse First Boston(TM) High Yield Index(2)            11.95%    8.17%        8.17%

(1) Performance for the Service Class shares, first offered 6/4/03, includes historical performance of the Initial Class shares from 5/1/95 to 6/3/03, adjusted to reflect the fees and expenses for Service Class shares.

(2) The Credit Suisse First Boston(TM) High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by S&P and Baa by Moody's. Total returns assume reinvestment of all income and capital gains. You cannot invest directly in an index.

[BAR CHART]

96                                                                               17.16
97                                                                               13.03
98                                                                                2.66
99                                                                               12.84
00                                                                               -5.87
01                                                                                4.91
02                                                                                2.05
03                                                                               36.37
04                                                                               12.72

                  Annual total returns (12/31) - Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                            INITIAL   SERVICE
                                             CLASS     CLASS
                                            -------   -------
    Advisory Fee                             0.30%     0.30%
    Distribution and Service (12b-1) Fees    None      0.25%(1)
    Other Expenses
    (includes Administration Fee of 0.20%)   0.29%     0.29%
    Total Portfolio Operating Expenses       0.59%     0.84%

(1) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $60        $189        $329        $  738
  Service Class           $86        $268        $466        $1,037

                     MAINSTAY VP CASH MANAGEMENT PORTFOLIO

INVESTMENT OBJECTIVE -- The Cash Management Portfolio's investment objective is to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES -- MacKay Shields LLC is the Portfolio's Subadvisor. The Portfolio invests in short-term dollar-denominated securities, maturing in 397 days (13 months) or less. The weighted average portfolio maturity will not exceed 90 days. These securities may include U.S. government securities; bank and bank holding company obligations, such as CDs and bankers' acceptances; commercial paper, which is short-term, unsecured loans to corporations; other corporate loans of one year or less; and dollar-denominated loans to U.S. and foreign issuers and securities of foreign branches of U.S. banks and foreign banks, such as negotiable CDs, also known as Eurodollars. These securities may be variable rate notes, floating rate notes and mortgage-related and asset-backed securities. Mortgage-related securities (including mortgage-backed securities) are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers. The values of asset-backed securities are based on underlying pools of other receivables. Variable rate notes are debt securities that provide for periodic adjustments in their interest rate. Floaters are debt securities with a floating rate of interest that is tied to another interest rate such as a money market index or Treasury bill rate. All securities purchased by the Portfolio must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940 which are designed to mitigate the risk of loss. There must be a reasonable expectation that at any time until the final maturity of a floating or variable rate instrument or the period remaining until the principal amount can be recovered through demand, the market value of the floating or variable rate instrument will approximate its amortized cost.

PRINCIPAL RISKS -- An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. This could occur because of highly unusual market conditions or a sudden collapse in the creditworthiness of a company once believed to be an issuer of high-quality, short-term securities.


Since the Portfolio invests in dollar-denominated foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. based issuers. These include political and economic instability, less publicly available issuer information and changes in U.S. or foreign tax or currency laws.


The Portfolio's principal investments include derivatives such as variable rate instruments, floaters and mortgage-related and asset-backed securities. If the Subadvisor is wrong about its creditworthiness assessments, expectations of changes in interest rates or market conditions, as a result of an investment or its use of derivatives the Portfolio could suffer a loss.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


CASH MANAGEMENT PORTFOLIO -- INITIAL     QUARTER/YEAR  RETURN
CLASS
Highest Return/Best Quarter                  3/00       1.56%
Lowest Return/Worst Quarter                  1/04       0.14%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                     1 YEAR   5 YEARS   10 YEARS
Cash Management Portfolio --
  Initial Class                      0.85%     2.53%       3.84%
Lipper Money Market Funds Index(1)   0.78%     2.47%       3.78%

(1) The Lipper Money Market Funds Index is an equally weighted performance index adjusted for capital gains distributions and income dividends of the largest qualifying funds in the investment objective. The funds invest in high-quality financial instruments rated in the top two grades with a dollar-weighted average maturity of less than 90 days.

[BAR CHART]

95                                                                               5.59
96                                                                               4.95
97                                                                               5.25
98                                                                               5.18
99                                                                               4.84
00                                                                               6.06
01                                                                               3.84
02                                                                               1.36
03                                                                               0.67
04                                                                               0.85

                  Annual total returns (12/31) - Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                      INITIAL
                                       CLASS
                                      -------
Advisory Fee(1)                          0.25%
Distribution and Service (12b-1)
  Fees                                   None
Other Expenses
(includes Administration Fee of
0.20%)                                   0.30%
Total Portfolio Operating Expenses       0.55%

(1) The advisory fee for the Portfolio is an annual percentage of the Fund's average daily net assets as follows: 0.25% up to $500 million and 0.20% in excess of $500 million.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $56        $176        $307         $689

                              INVESTMENT POLICIES

--------------------------------------------------------------------------------

The discussion of Principal Investment Strategies for some of the Portfolios states that the relevant Portfolio invests, under normal circumstances, at least 80% of its assets in a particular type of investment. For these purposes, "assets" means the Portfolio's net assets plus any borrowings for investment purposes. The 80% requirement must be complied with at the time the Portfolio invests its assets. Accordingly, where a Portfolio no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings but would have to make any new investments in such as way as to bring the portfolio into compliance with the 80% requirement. Contract holders will receive at least 60 days prior notice of any change in the policy of a Portfolio to invest at least 80% of its assets in the manner described above.

When the discussion states that the Portfolio invests "primarily" in a certain type or style of investments, this normally means that the Portfolio will invest, under normal circumstances, at least 65% of its assets (as defined above) in that type or style of investments.

                   MORE ABOUT INVESTMENT STRATEGIES AND RISKS

--------------------------------------------------------------------------------

Information about each Portfolio's principal investments, investment practices and principal risks appears at the beginning of the Prospectus. The information below further describes the investment practices and risks pertinent to one or more of the Portfolios. Additional information about the investment practices of the Portfolios and risks pertinent to these practices is included in the Statement of Additional Information (SAI) (see the back cover of this Prospectus).

DERIVATIVE SECURITIES

The value of derivatives is based on certain underlying equity or fixed-income securities, interest rates, currencies or indices. They may be hard to sell and are very sensitive to changes in the underlying security, interest rate, currency or index, and as a result can be highly volatile. If the Manager or Subadvisor is wrong about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss.

In addition, the leverage associated with inverse floaters, a type of derivative, may result in greater volatility in their market value than other income-producing securities. With respect to mortgage-backed and asset-backed securities, if interest rates fall, the underlying mortgages and debt may be paid off, reducing the value of a Portfolio's investments.

FOREIGN SECURITIES

Foreign securities are issued by companies organized outside the U.S. and are traded in markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing. For example, foreign investments could be more difficult to sell than U.S. investments. They also may subject a Portfolio to risks different from investing in domestic securities. Investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investment in emerging market countries presents risks in greater degree than those presented by investment in foreign issuers in countries with developed securities markets and more advanced regulatory systems.

Some foreign securities may be issued by companies organized outside the U.S. and are traded only or primarily in trading markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing. Some foreign securities may be issued by companies organized outside the U.S. but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, American Depositary Receipts and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are not subject to all the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities traded in U.S. securities markets.

Many of the foreign securities in which the Portfolios invest will be denominated in foreign currencies. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Portfolios' assets. However, a Portfolio may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques."

LENDING OF PORTFOLIO SECURITIES

Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board of Directors. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, a Manager or Subadvisor will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

LOAN PARTICIPATION INTERESTS

Loan participation interests, also referred to as "Participations," are fractional interests in an underlying corporate loan and may be purchased from an agent bank, co-lenders, or other holders of Participations. There are three types of Participations which a Portfolio may purchase. A Participation in a novation of a corporate loan involves a Portfolio assuming all the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. Second, a Portfolio may purchase a Participation in an assignment of all or a portion of a lender's interest in a corporate loan, in which case a Portfolio may be required generally to rely on the assigning lender to demand payment and to enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the underlying corporate loan. Third, a Portfolio may also purchase a Participation in a portion of the rights of a lender in a corporate loan, in which case, a Portfolio will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights against the agent bank or borrower. The Portfolio must rely on the lending institution for that purpose.

The principal credit risk associated with acquiring Participations from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. A Portfolio may incur additional credit risk, however, when it is in the position of participant rather than co-lender because the Portfolio must then assume the risk of insolvency of the co-lender from which the Participation was purchased and that of any person interposed between the Portfolio and the co-lender.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

Mortgage-backed and asset-backed securities are derivative securities whose value is based on underlying pools of loans that may include interests in pools of lower-rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The Manager's or the Subadvisor's ability to correctly forecast interest rates and other economic factors will impact the success of investments in mortgage-backed and asset-backed securities. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and, if the security has been purchased at a premium, the amount of some or all of the premium may be lost in the event of prepayment.

RISK MANAGEMENT TECHNIQUES

Various techniques can be used to increase or decrease a Portfolio's exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

These practices can be used in an attempt to adjust the risk and return characteristics of their portfolios of investments. When a Portfolio uses such techniques in an attempt to reduce risk it is known as "hedging." If a Portfolio's Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

SWAP AGREEMENTS

Certain of the Portfolios may enter into interest rate, index and currency exchange rate swap agreements to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding that desired return.

Whether a Portfolio's use of swap agreements will be successful will depend on whether the Manager or the Subadvisor correctly predicts movements in interest rates, indices and currency exchange rates. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, with swap agreements the other party could go bankrupt and a Portfolio could lose the value of the security it should have received in the swap.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

Debt securities are often issued on a when-issued basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. During the period between purchase and settlement, no payment is made by the Portfolio and no interest accrues to the Portfolio. The market value of the when-issued securities on the settlement date may be more or less than the purchase price payable at settlement date. Similarly, a Portfolio may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedures and risks exist for forward commitments as for when-issued securities.

RISKS OF INVESTING IN HIGH YIELD DEBT
("JUNK BONDS")

High yield debt securities rated lower than Baa by Moody's or BBB by S&P or, if not rated, determined to be of equivalent quality by the Manager or Subadvisor are sometimes referred to as junk bonds and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

TEMPORARY DEFENSIVE INVESTMENTS

In times of unusual or adverse conditions, for temporary defensive purposes, or for liquidity purposes, each Portfolio may invest outside the scope of its principal investment focus. During such times, a Portfolio may not invest in accordance with its investment objective or investment strategies and, as a result, there is no assurance that the Portfolio will achieve its investment objective. Under such conditions, each Portfolio may invest without limit in money market and other investments. In addition, under such conditions, the International Equity Portfolio may invest without limit in equity securities of U.S. issuers and bonds and the High Yield Corporate Bond Portfolio may invest without limit in securities rated A or higher by Moody's or S&P and in U.S. government securities.

PORTFOLIO TURNOVER

Portfolio turnover measures the amount of trading a Portfolio does during the year. Due to their trading strategies, some of the Portfolios may experience a portfolio turnover rate of over 100%. Portfolio turnover information for each Portfolio is found in the Financial Highlights section. The use of certain investment strategies may generate increased portfolio turnover. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Portfolio).

                          THE FUND AND ITS MANAGEMENT

--------------------------------------------------------------------------------

The Fund's Directors oversee the actions of the Manager and Subadvisors and decide on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business of the Fund.

     THE MANAGER

New York Life Investment Management LLC ("NYLIM" or the "Manager"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054, is the Manager to each Portfolio. NYLIM was formed as an independently managed indirect wholly-owned subsidiary of New York Life Insurance Company in April 2000. As of December 31, 2004, NYLIM and its affiliates managed approximately $189 billion in assets.

In conformity with the stated policies of the Portfolios, NYLIM administers each Portfolio's business affairs and manages the investment operations of each Portfolio and the composition of the portfolio of each Portfolio, subject to the supervision of the Board of Directors. These advisory services are provided pursuant to Management Agreements with regard to the Balanced, Floating Rate, Mid Cap Core, Mid Cap Growth, Mid Cap Value and Small Cap Growth Portfolios and Investment Advisory Agreements with regard to the remaining Portfolios. NYLIM, with the approval of the Board of Directors, may select and employ Subadvisors and, if it does so, NYLIM monitors the Subadvisors' investment programs and results, and coordinates the investment activities of the Subadvisors to help ensure compliance with regulatory restrictions. The Subadvisors, subject to the supervision of NYLIM, are responsible for deciding which portfolio securities to purchase and sell for their respective Portfolios and for placing those Portfolios' portfolio transactions. NYLIM pays the fees of each Portfolio's Subadvisor. The Subadvisory Agreements can be terminated by NYLIM or by the Board of Directors, in which case the Subadvisors would no longer manage the Portfolio. NYLIM manages directly six Portfolios and retains Subadvisors for the remaining Portfolios as described below.

NYLIM also provides administrative services to each of the Portfolios. NYLIM provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolios excluding those maintained by the Portfolios' Custodian, except those as to which NYLIM has supervisory functions, and other than those being maintained by NYLIM or the Subadvisors. NYLIM pays the salaries and expenses of all personnel affiliated with the Portfolios, and all the operational expenses that are not the responsibility of the Portfolios, including the fees paid to the Subadvisor. These administrative services are provided to the Balanced, Floating Rate, Mid Cap Core, Mid Cap Growth, Mid Cap Value and Small Cap Growth Portfolios pursuant to the Management Agreements referenced above. These services are provided to the other Portfolios pursuant to separate Administration Agreements.

For the fiscal year ended December 31, 2004, the Fund, on behalf of the Mid Cap Core, Mid Cap Growth, Mid Cap Value and Small Cap Growth Portfolios, paid NYLIM an aggregate fee for investment advisory and administrative services performed at an annual percentage of the average daily net assets of that Portfolio as follows:

                                              ANNUAL RATE
                                              -----------
Mid Cap Core Portfolio......................     0.79%
Mid Cap Growth Portfolio....................     0.75%
Mid Cap Value Portfolio.....................     0.70%
Small Cap Growth Portfolio..................     0.71%

No fees were paid on behalf of the Balanced and Floating Rate Portfolios, as they had not commenced operations as of the date of this Prospectus.

The 15 remaining Portfolios pay separate fees for advisory and administrative services. For the fiscal year ended December 31, 2004, the Fund, on behalf of these Portfolios, paid NYLIM an aggregate fee for investment advisory services performed at an annual percentage of the average daily net assets of that Portfolio as set forth below. In addition, each of the 15 Portfolios also pays NYLIM a monthly fee for administrative services performed and the facilities furnished by NYLIM at an annual rate of 0.20% of the average daily net assets of each Portfolio.

                                              ANNUAL RATE
                                              -----------
Bond Portfolio..............................     0.25%
Capital Appreciation Portfolio..............     0.36%
Cash Management Portfolio...................     0.25%
Common Stock Portfolio......................     0.25%
Convertible Portfolio.......................     0.36%
Government Portfolio........................     0.30%
High Yield Corporate Bond Portfolio.........     0.30%
International Equity Portfolio..............     0.60%
S&P 500 Index Portfolio.....................     0.10%
Total Return Portfolio......................     0.32%
Value Portfolio.............................     0.36%
Income & Growth Portfolio...................     0.50%

                                              ANNUAL RATE
                                              -----------
Basic Value Portfolio.......................     0.60%
Growth Portfolio............................     0.50%
Developing Growth Portfolio.................     0.60%

The payment of the investment management and the administration fees, as well as other operating expenses, will affect the S&P 500 Index Portfolio's ability to track the S&P 500(R) Index exactly.

NYLIM makes payments from its own resources to NYLIAC for providing a variety of recordkeeping, administrative, marketing, shareholder support and other services. These arrangements vary among the Portfolios and may amount to payments from NYLIM's own resources which are not expected to exceed .25% (exclusive of 12b-1 Fees) of the value of Portfolio assets. Payments from NYLIM's own resources do not change the purchase price of shares, the amount of shares that your investment purchases, the value of your shares, or the proceeds of any redemption.

Representatives of NYLIFE Securities, who solicit sales of the variable annuity products that invest in the Portfolios, may receive sales support from consultants employed by NYLIAC, who are also registered representatives of NYLIFE Securities/NYLIFE Distributors. These consultants may be eligible for additional compensation (by NYLIM, not the Fund) based on the proportion of initial premiums paid for the variable annuity product that are allocated to the Portfolios of the Fund.

Where NYLIM has retained a Subadvisor, the Subadvisor, under the supervision of NYLIM, is responsible for making the specific decisions about buying, selling and holding securities; selecting brokers and brokerage firms to trade for it; maintaining accurate records; and, if possible, negotiating favorable commissions and fees with the brokers and brokerage firms. For these services, the Subadvisor is paid a monthly fee by NYLIM, not the Portfolios. (See the SAI for the breakdown of fees.)

SUBADVISORS. Each Subadvisor is employed by NYLIM, subject to approval by the Board of Directors, and, where required, the shareholders of the applicable Portfolio. NYLIM recommends Subadvisors to the Fund's Board of Directors based upon its continuing quantitative and qualitative evaluation of the Subadvisor's skill in managing assets using specific investment styles and strategies.

Each Subadvisor has discretion to purchase and sell securities for the assets of its respective Portfolio in accordance with that Portfolio's investment objectives, policies and restrictions. Although the Subadvisors are subject to general supervision by the Fund's Board of Directors and NYLIM, these parties do not evaluate the investment merits of specific securities transactions.

MacKay Shields LLC, 9 West 57th Street, New York, New York 10019, is the Subadvisor to the Capital Appreciation, Cash Management, Convertible,

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Government, High Yield Corporate Bond, International Equity, Mid Cap Growth, Mid
Cap Value, Small Cap Growth, Total Return and Value Portfolios. The firm was incorporated in 1969 as an independent advisory firm and was privately held until 1984 when it became a wholly-owned but autonomously managed subsidiary of New York Life Insurance Company ("New York Life"). MacKay Shields became a Delaware limited liability company in 1999. As of December 31, 2004, MacKay Shields managed approximately $39,208 million in assets.

American Century Investment Management, Inc., whose principal place of business is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111, serves as Subadvisor to the Income & Growth Portfolio. As of December 31, 2004, American Century managed over $98 billion in assets.

The Dreyfus Corporation, whose principal place of business is 200 Park Avenue, New York, New York 10166, serves as Subadvisor to the Basic Value Portfolio. As of December 31, 2004, The Dreyfus Corporation managed approximately $158 billion in assets.

Eagle Asset Management, Inc., whose principal place of business is 880 Carillon Parkway, St. Petersburg, Florida 33716, serves as Subadvisor to the Growth Portfolio. Eagle Asset Management is a wholly-owned subsidiary of Raymond James Financial, Inc., which together with its subsidiaries, provides a wide range of financial services to retail and institutional clients. As of December 31, 2004, Eagle Asset Management managed over $10.4 billion in assets.

Lord, Abbett & Co. LLC, whose principal place of business is 90 Hudson Street, Jersey City, New Jersey 07032-3973, serves as Subadvisor to the Developing Growth Portfolio. As of December 31, 2004, Lord, Abbett & Co. LLC managed over $92 billion in assets.

     PORTFOLIO MANAGERS

NYLIM and each Sub-Advisor uses a team of portfolio managers and analysts acting together to manage each Portfolio's investments. The senior members of each Portfolio's management team who are jointly and primarily responsible for the Portfolio's day-to-day management are set forth below:

BALANCED PORTFOLIO -- Joan M. Sabella and Tony Elavia

BASIC VALUE PORTFOLIO -- Brian C. Ferguson, J. David Macey, William E. Costello and Robert J. Eastman

BOND PORTFOLIO -- Donald F. Serek, Thomas Volpe, Jr. and Michael J. Pagano

CAPITAL APPRECIATION PORTFOLIO -- Rudolph C. Carryl and Edmund C. Spelman

CASH MANAGEMENT PORTFOLIO -- Claude Athaide and Christopher Harms

COMMON STOCK PORTFOLIO -- Harvey Fram

CONVERTIBLE PORTFOLIO -- Edward Silverstein and Edmund C. Spelman

DEVELOPING GROWTH PORTFOLIO -- F. Thomas O'Halloran

FLOATING RATE PORTFOLIO -- Anthony Malloy and Robert Dial

GOVERNMENT PORTFOLIO -- Gary Goodenough, Christopher Harms and Joseph Portera

GROWTH PORTFOLIO -- Duane Eatherly and Ashi Parikh

HIGH YIELD CORPORATE BOND PORTFOLIO -- Donald E. Morgan and J. Matthew Philo

INCOME & GROWTH PORTFOLIO -- Kurt Borgwardt, John Schniedwind and Zili Zhang

INTERNATIONAL EQUITY PORTFOLIO -- Rupal J. Bhansali

MID CAP CORE PORTFOLIO -- Harvey Fram

MID CAP GROWTH PORTFOLIO -- Rudolph C. Carryl and Edmund C. Spelman

MID CAP VALUE PORTFOLIO -- Michael C. Sheridan and Richard A. Rosen

SMALL CAP GROWTH PORTFOLIO -- Rudolph C. Carryl and Edmund C. Spelman

S&P 500 INDEX PORTFOLIO -- Francis Ok

TOTAL RETURN PORTFOLIO -- Rudolph C. Carryl, Gary Goodenough, Christopher Harms, Richard A. Rosen and Edmund C. Spelman

VALUE PORTFOLIO -- Richard A. Rosen

     PORTFOLIO MANAGER BIOGRAPHIES

The following section provides biographical information about each of the Portfolio's portfolio managers and certain other investment personnel. Additional information regarding the portfolio manager's compensation, other accounts managed by these portfolio managers and their ownership of shares of the Portfolios each manages is available in the Statement of Additional Information.

CLAUDE ATHAIDE, PH.D., CFA -- Mr. Athaide has managed the Cash Management Portfolio since March 1998. Mr. Athaide joined MacKay Shields in 1996 and became an Associate Director in 2001. Prior to joining MacKay Shields, Mr. Athaide taught graduate and undergraduate

                                       A-53
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level statistics and computer programming courses at George Washington
University and The Wharton School of the University of Pennsylvania and was a Quantitative Analyst with the Republic National Bank from May 1995 to August 1995. Mr. Athaide has over five years of investment experience. Mr. Athaide earned the right to use the Chartered Financial Analyst designation in 2000.

RUPAL J. BHANSALI -- Ms. Bhansali has managed the International Equity Portfolio since April 2001. Ms. Bhansali joined MacKay Shields as Managing Director and Head of the International Equity Products in 2001. Ms. Bhansali was previously the co-head of the international equity division at Oppenheimer Capital, where she managed various institutional and retail international equity portfolios. Earlier in her career, Ms. Bhansali worked in various capacities doing investment research and advisory work at Soros Fund Management, Crosby Securities and ICICI Ltd. She has 13 years of experience in the industry. Ms. Bhansali received her MBA in finance from the University of Rochester and her undergraduate and masters degrees in accounting from the University of Bombay.

KURT BORGWARDT, CFA -- Mr. Borgwardt has managed the Income & Growth Portfolio since its inception. Mr. Borgwardt, Senior Vice President and Senior Portfolio Manager, joined American Century in August 1990. He has a bachelor of arts from Stanford University and an MBA with a specialization in finance from the University of Chicago. He is a CFA charterholder.

RUDOLPH C. CARRYL -- Mr. Carryl has managed the Capital Appreciation, Mid Cap Growth, Small Cap Growth and Total Return Portfolios since inception. Mr. Carryl is a Senior Managing Director of MacKay Shields. He joined MacKay Shields as a Director in 1992 and has 24 years of investment management and research experience. Mr. Carryl was Research Director and Senior Portfolio Manager at Value Line, Inc. from 1978 to 1992.

WILLIAM E. COSTELLO -- Mr. Costello manages the Basic Value Portfolio. He is a portfolio manager at The Dreyfus Corporation and a Vice President at The Boston Company. Asset Management LLC ("The Boston Company"), manages the Basic Value Portfolio Mr. Costello is a dual employee of The Dreyfus Corporation and The Boston Company, each of which is a wholly-owned subsidiary of Mellon Financial Corporation. He is also Director of Domestic Equity Research at The Boston Company and serves as the energy sector research analyst for Dreyfus' US Large Capitalization Value disciplines. Previously, Mr. Costello served as an analyst in The Boston Company US Small and Mid Capitalization Value Investment Team. Prior to joining The Boston Company, he was a senior research analyst with Delphi Management, Inc., a value equity management firm in Boston. As an analyst at Delphi, Mr. Costello covered a wide range of global industries. He received an MBA, concentrating in Finance, from Boston University's School of Management and holds a Chartered Financial Analyst designation.

ROBERT DIAL -- Mr. Dial manages the Floating Rate Portfolio. He joined NYLIM in 2001 and is responsible for leveraged loan investments. Mr. Dial is a Managing Director. Prior to joining NYLIM, Mr. Dial was a Director in the Acquisition Finance Group at Fleet Securities where he was responsible for originating, structuring and distributing non-investment grade financings. Previously, he worked in leveraged finance capacities at Credit Lyonnais and at Chase Manhattan, where he completed the bank's formal credit training program. Mr. Dial earned a BA from Yale University and an MBA from the University of Chicago.

DUANE EATHERLY, CFA -- Mr. Eatherly is a portfolio manager of the Growth Portfolio. He has 11 years of investment experience and is the portfolio co-manager on Eagle's Institutional Growth team. Prior to joining Eagle in 1999, Mr. Eatherly served as Sector Manager for Technology Equities for Bank One Investment Advisors. He graduated in 1987 from Rose-Hulman Institute of Technology with a B.S. in Electrical Engineering and earned his M.B.A. with high distinction from Indiana University in 1992. Prior to attending Indiana University, Mr. Eatherly worked as an electrical engineer for Lockheed Corporation's F-117A Stealth Fighter Program. He is the holder of a Charter Financial Analyst designation.

ROBERT J. EASTMAN -- Mr. Eastman, portfolio manager at The Dreyfus Corporation and Senior Vice President at The Boston Company Asset Management LLC ("The Boston Company"), manages the Basic Value Portfolio serves as a quantitative research analyst. Mr. Eastman is a dual employee of The Dreyfus Corporation and The Boston Company, each of which is a wholly-owned subsidiary of Mellon Financial Corporation. Prior to joining The Boston Company, Mr. Eastman was a portfolio manager/quantitative analyst with Trinity Investment Management Corporation. He received his MBA from the Wharton School of Business. He holds a Chartered Financial Analyst designation.

TONY H. ELAVIA -- Mr. Elavia is the Chief Investment Officer of NYLIM Equity Investors and Senior Managing Director of NYLIM since 2004. He was the Managing Director and Senior Portfolio Manager of the Large Cap Growth Team of Putnam Investments. Prior to joining Putnam, Mr. Elavia was President and Portfolio Manager at Voyageur Asset Management and President of TES Partners. Previously he was a Senior Vice President with Piper Capital Management. Mr. Elavia holds a Ph.D. and M.A. in Economics from the University of Houston and a M.A. and the B.C. from the University of Baroda in Vadodara, India.

BRIAN C. FERGUSON -- Mr. Ferguson, portfolio manager at The Dreyfus Corporation and Senior Vice President at

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The Boston Company Asset Management, LLC ("The Boston Company"), manages the
Basic Value Portfolio. Mr. Ferguson is a dual employee of The Dreyfus Corporation and The Boston Company, each of which is a wholly-owned subsidiary of Mellon Financial Corporation. He is the Director of The Boston Company's US Large Cap Value Equity Portfolio Management Team and has been a member of Dreyfus since 1997. Brian holds an MBA from Columbia University's Business School with a concentration in Finance.

HARVEY FRAM, CFA -- Mr. Fram is the portfolio manager of the Common Stock and Mid Cap Core Portfolios. He joined NYLIM in March 2000. Mr. Fram was a Portfolio Manager and Research Strategist with Monitor Capital Advisors LLC from 1999 to 2001. Mr. Fram is responsible for the management of quantitative equity portfolios. Prior to joining Monitor, he was a quantitative equity research analyst at ITG, a technology based equity brokerage firm. Mr. Fram was awarded his Chartered Financial Analyst designation in 1999 and has an MBA from the Wharton School at the University of Pennsylvania.

GARY GOODENOUGH -- Mr. Goodenough became a manager of the Government Portfolio and the Total Return Portfolio in July 2000. Mr. Goodenough joined MacKay Shields as Managing Director and Co-Head of the Bond Team in 2000. Prior to joining MacKay Shields, Mr. Goodenough was a Senior Portfolio Manager at Loomis Sayles & Co. from December 1993 to May 2000. Prior to this, he was a Managing Director at Bear Stearns & Company and was a Managing Director of High Yield Bonds and Global Bonds at Salomon Brothers.

CHRISTOPHER HARMS -- Mr. Harms has managed the Total Return Portfolio since July 2000, the Government Portfolio from April 1999 until July 2000 and the Cash Management Portfolio since 2004. Mr. Harms is a Managing Director of MacKay Shields. Mr. Harms joined MacKay Shields as a Director in 1991 with more than 10 years prior investment management and research experience. Prior to joining the firm, Mr. Harms was employed at Bear Stearns in the Asset Management Division as a fixed income portfolio manager.

J. DAVID MACEY -- Mr. Macey manages the Basic Value Portfolio. He is a Senior Vice President at The Dreyfus Corporation and The Boston Company Asset Management, LLC ("The Boston Company"), manages the Basic Value Portfolio. Mr. Macey is a dual employee of The Dreyfus Corporation and The Boston Company, each of which is a wholly-owned subsidiary of Mellon Financial Corporation. He is responsible for the banking, brokers, insurance, savings and loan associations and REITs sectors. Mr. Macey also serves as the Chairman of Domestic Equity Research of The Boston Company. Prior to joining The Boston Company, he served as a vice president at Shawmut Bank, N.A. where he was responsible for investment research and corporate finance. He holds a BS from Massachusetts Institute of Technology and an MS from Northeastern University. Mr. Macey also completed four years of study in Finance in the Doctoral Program at the Harvard University Graduate School of Business Administration. In addition, he was a Research Associate at the Harvard University Graduate School of Business Administration and holds a Chartered Financial Analyst designation.

ANTHONY MALLOY -- Mr. Malloy manages the Floating Rate Portfolio. He has been an employee of NYLIM since March 1999 and is a Managing Director. He is responsible for the management of NYLIM's leveraged loan business. Prior to joining NYLIM, Mr. Malloy spent five years at J.P. Morgan as Vice President in the Debt Capital Markets group and as a Vice President and senior relationship manager in the Loan Capital Markets group. Earlier in his career, Mr. Malloy was the Head of Risk Management in the Derivatives group at The Toronto-Dominion Bank. Mr. Malloy received a BA in English and Economics from Middlebury College and a MBA in Finance from New York University.

DONALD E. MORGAN, CFA -- Mr. Morgan has managed the High Yield Corporate Bond Portfolio since 1999. Mr. Morgan is a Managing Director and Head of the High Yield Division at MacKay Shields. He joined MacKay Shields in 1997 as an Associate Director, and was promoted to Director in 1999 and to Managing Director in 2000. Prior to joining MacKay Shields, he was a High Yield Analyst with Fidelity Management & Research. Prior thereto, he was an Engineer at QuesTech Inc. Mr. Morgan earned the right to use the Chartered Financial Analyst designation in 1998, and has 8 years experience in investment management and research.

F. THOMAS O'HALLORAN, CFA -- Mr. O'Halloran, Investment Manager at Lord Abbett, has managed the Developing Growth Portfolio since March 2003. Mr. O'Halloran joined Lord Abbett in 2001 from Dillon Read/UBS Warburg where he served as Executive Director/Senior Research Analyst. Prior to that, he was a trial lawyer. Mr. O'Halloran received an AB from Bowdoin College, a JD from Boston College Law School, and an MBA from Columbia University Business School. He is the holder of a Charter Financial Analyst designation and has been in the investment business since 1987.

FRANCIS J. OK -- Mr. Ok manages the S&P 500 Index Portfolio and is responsible for managing and running NYLIM Quantitative Strategies' trading desk. Mr. Ok has been an employee of NYLIM since March 2000. Previously, Mr. Ok was a portfolio manager and managed the trading desk at Monitor Capital Advisors LLC since 1994. Mr. Ok holds a B.S. in Economics from Northeastern University.

MICHAEL J. PAGANO -- Mr. Pagano is a Director in New York Life Investment Management's Securities Investment Group. His primary focus is on the investment-grade corporate bond portfolios. Prior to joining The Company

                                       A-55
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in June, 2003, Mr. Pagano was a Vice-President and fixed income portfolio manager at Fiduciary Asset Management where he managed fixed income portfolios benchmarked against the Lehman Aggregate Index. Earlier in his career, Mr. Pagano was an institutional mortgage-backed and structured products sales specialist at Merrill Lynch and Banc of America Securities, as well as Director of Marketing for Neuberger & Berman's Wrap Fee Management Group. Mr. Pagano holds a B.A. in Economics and Political Science from Amherst College and an M.B.A., with a concentration in finance, from the University of Chicago Graduate School of Business.

ASHI PARIKH -- Mr. Parikh has managed the Growth Portfolio since April 1999. He is Chief Investment Officer and Senior Managing Director of the Institutional Growth Advisers Division of Eagle Asset Management, Inc. Mr. Parikh joined Eagle in 1999 from Banc One Investment Advisors, Inc., where he was Managing Director of their Growth Equity Team. He joined Banc One Corporation in 1992 and Banc One Investment Advisors in 1994.

J. MATTHEW PHILO, CFA -- Mr. Philo has managed the High Yield Corporate Bond Portfolio since 2001. Mr. Philo joined MacKay Shields in 1996 from Thorsell, Parker Partners Inc. where he was an analyst and portfolio manager focusing on mid-cap companies. He was previously with Moran Asset Management as an equity portfolio manager and analyst. Mr. Philo has earned the right to use the Chartered Financial Analyst designation and has 19 years of investment management and research experience. He received a BA in Economics from the State University of New York at Albany and a MBA in Finance from New York University.

JOSEPH PORTERA -- Mr. Portera has managed the Government Portfolio since July 2000. Mr. Portera is a Managing Director of MacKay Shields specializing in foreign and domestic government bonds. He returned to MacKay Shields in December 1996 after working at Fiduciary Trust Company International as a portfolio manager in international bonds. Mr. Portera joined MacKay Shields in 1991.

RICHARD A. ROSEN -- Mr. Rosen has managed the Mid Cap Value and the Value Portfolios since 1999 and the Total Return Portfolio since 2004. Mr. Rosen is a Senior Managing Director of MacKay Shields and specializes in equity securities. He joined MacKay Shields in January 1999 after working as a Managing Director and equity portfolio manager at Prudential Investments from August 1991 to January 1999.

JOAN M. SABELLA -- Ms. Sabella has been a Director of NYLIM since December 2000. Previously she worked at Towneley Capital Management, Inc. from 1978 to 2000. Ms. Sabella has been a member of the Financial Planning Association since 1995 and the Association for Investment Management Research (AIMR) since 2002. She holds a B.B.A. from Baruch College, is a Certified Financial Planner, and a Chartered Retirement Planning Counselor.

JOHN SCHNIEDWIND, CFA -- Mr. Schniedwind has managed the Income & Growth Portfolio since its inception. Mr. Schniedwind, Chief Investment
Officer -- Quantitative Equity, joined American Century in 1982. He has degrees from Purdue University and an MBA in finance from the University of California-Berkeley. He is a CFA charterholder.

DONALD F. SEREK -- Mr. Serek has managed the Bond Portfolio since April 2000. He has been a Portfolio Manager with NYLIM since April 2000. He joined New York Life in 1997 as a corporate bond specialist. Prior thereto, he was a Senior Analyst at Citicorp Securities where he analyzed global power, sovereign, supranational, telecommunications and media issuers for five years. Earlier in his career he held positions in Citibank's Corporate Financial Analysis and International Banking and Finance Groups.

MICHAEL C. SHERIDAN -- Mr. Sheridan has managed the Mid Cap Value Portfolio since inception. Mr. Sheridan is a Director of MacKay Shields and specializes in equity securities. He joined MacKay Shields in 1996. Prior to joining MacKay Shields, he was with Arnhold & S. Bleichroeder Capital where he was responsible for value equity analysis. Mr. Sheridan has 16 years research and investment management experience.

EDWARD SILVERSTEIN -- Mr. Silverstein has managed the Convertible Portfolio since 2001. Mr. Silverstein joined MacKay Shields in 1998 as an Associate and was a Research Analyst in the Equity Division. He became an Associate Director in 2000. Prior to joining MacKay Shields, Mr. Silverstein was a portfolio manager at The Bank of New York from 1995 to 1998.

EDMUND C. SPELMAN -- Mr. Spelman has managed the Convertible Portfolio since September 1999 and has managed the Capital Appreciation, Mid Cap Growth, Small Cap Growth and Total Return Portfolios since inception. Mr. Spelman is a Senior Managing Director of MacKay Shields and specializes in equity securities. He joined MacKay Shields in 1991 after working as a securities analyst at Oppenheimer & Co., Inc. from 1984 to 1991.

THOMAS VOLPE, JR. -- Mr. Volpe became a portfolio manager of the Bond Portfolio in April 2003. Mr. Volpe is a Second Vice President in NYLIM's Securities Investment Group. He joined the Public Fixed Income Group of NYLIM in May 2000. Prior to that, he was a Treasury Cash Manager for the Treasury Department of New York Life Insurance Company where he earned the credential of Certified Cash Manager. He has been employed by New York Life Insurance Company since 1989 and has held a number of positions in the Securities Operations and Treasury Cash Management areas. Mr. Volpe holds a BA in Economics from the State

University of New York at Albany and a MBA in Finance from Adelphi University.

ZILI ZHANG -- Mr. Zhang, Vice President and Portfolio Manager/Director of Quantitative Research, joined American Century in January 1997 as a research analyst. He became a portfolio manager in 2002. He also manages the quantitative research team. He has a bachelor's degree in physics from the University of Science and Technology of China and a Ph.D in theoretical physics from the University of Texas at Austin.

                       PURCHASE AND REDEMPTION OF SHARES

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FAIR VALUATION, MARKET TIMING, AND PORTFOLIO HOLDINGS DISCLOSURE

Determining the Portfolio's Share Prices (NAV) and the Valuation of Securities

Shares in each of the Portfolios are offered to and are redeemed by the Separate Accounts at a price equal to their respective net asset value, or NAV, per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolios' shares.

Each Portfolio of the Fund generally calculates the value of its investments (also known as its net asset value, or NAV) at the close of regular trading on the New York Stock Exchange (usually 4:00 pm eastern time) every day the Exchange is open. The NAV per share for a class of shares is determined by dividing the value of a Portfolio's net assets attributable to that class by the number of shares of that class outstanding on that day. The value of a Portfolio's investments is generally based on current market prices (amortized cost, in the case of the Cash Management Portfolio). If current market values are not available or, in the judgment of the Manager, do not accurately reflect the fair value of a security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of a Portfolio's securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless the Manager or Subadvisor, in consultation with the Subadvisor, deems a particular event would materially affect NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. A Portfolio may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares. The NAV of a Portfolio's shares may change on days when shareholders will not be able to purchase or redeem shares.

The Board has adopted valuation procedures for the Fund and has delegated day-to-day responsibility for fair value determinations to the Fund's Valuation Committee. Determinations of the Valuation Committee are subject to review and ratification by the Board at its next scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The Fund expects to use fair value pricing for securities actively traded on U.S. exchanges only under limited circumstances (e.g., for thinly-traded securities where the market quotation is deemed unreliable, in response to security trading halts, or when an exchange closes early or does not open.) Certain Portfolios of the Fund may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, the Fund's fair valuation procedures include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available.

Excessive Purchases and Redemptions or Exchanges

The interests of the Fund's shareholders and the Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a Portfolio's investment strategies or negatively impact Portfolio performance. For example, the Manager or a Portfolio's Subadvisor might have to maintain more of a Portfolio's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. Shareholders that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by long-term shareholders.

The Fund is not intended to be used as a vehicle for short-term trading, and the Fund's Board of Directors has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of each Portfolio's shares in order to protect long-term shareholders of the Fund. Each Portfolio of the Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase, exchange or transfer order for any reason.

Shares of the Portfolios are generally held through insurance company separate accounts. The ability of the Fund to monitor transfers made by the contract holders in separate accounts maintained by New York Life Insurance and Annuity Corporation ("NYLIAC") is limited by the omnibus nature of these accounts. The Fund does not maintain data regarding individual contract holder transactions. The Fund's policy is that the

                                       A-57
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Portfolios must rely on NYLIAC to both monitor market timing within a Portfolio and attempt to prevent it through its own policies and procedures. In situations in which the Fund becomes aware of possible market timing activity, it will notify NYLIAC in order to help facilitate the enforcement of its market timing policies and procedures. The Fund reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from NYLIAC that the Fund determines not to be in the best interest of the Portfolios. Contract holders should refer to the product prospectus for a description of the methods that NYLIAC may utilize to monitor and detect excessive or frequent trading in Portfolio shares. NYLIAC or the Fund may modify their procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the prevention or detection of excessive or frequent trading or to address specific circumstances.

While NYLIAC and the Fund discourage excessive short-term trading, there is no assurance that they will be able to detect all market timing activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. Neither NYLIAC nor the Fund has any arrangements to permit or accommodate frequent or excessive short-term trading.

Portfolio Holdings Information

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities holdings is available in the Fund's Statement of Additional Information. The Fund publishes quarterly a list of each Portfolio's ten largest holdings and publishes monthly a complete schedule of each Portfolio's holdings on the internet at www.mainstayfunds.com. You may also obtain this information by calling toll-free 1-800-598-2019. The portfolio holdings are made available as of the last day of each calendar month, approximately 30 days after the end of that month. In addition, disclosure of each Portfolio's top ten holdings is made quarterly approximately 15 days after the end of each fiscal quarter. The quarterly top ten holdings information is also provided in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

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     TAXES

Each Portfolio intends to elect and to qualify to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If each Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each Portfolio will be relieved of federal income tax on the amounts distributed.

In order for the Separate Accounts to comply with regulations under Section 817(h) of the Code, each Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of each Separate Account's proportionate share of the assets owned by each of the regulated investment companies in which it owns shares is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable.

Since the sole shareholders of the Fund will be Separate Accounts, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the Policies, see the attached prospectus for the Policy.

     DIVIDENDS AND DISTRIBUTIONS

The Cash Management Portfolio (which seeks to maintain a constant net asset value of $1.00 per share) will declare a dividend of its net investment income daily and distribute such dividend monthly; a shareholder of that Portfolio begins to earn dividends on the next business day following the receipt of the shareholder's investment by the Portfolio. Each Portfolio other than the Cash Management Portfolio declares and distributes a dividend of net investment income, if any, annually. Shareholders of each Portfolio, other than the Cash Management Portfolio, will begin to earn dividends on the first business day after the shareholder's purchase order has been received. Distributions reinvested in shares will be made after the first business day of each month following declaration of the dividend. Each Portfolio will distribute its net long-term capital gains, if any, after utilization of any capital loss carryforwards after the end of each fiscal year. The Portfolios may declare an additional distribution of investment income and capital gains in October, November or December (which would be paid before February 1 of the following year) to avoid the excise tax on income not distributed in accordance with the applicable timing requirements.

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                              GENERAL INFORMATION

--------------------------------------------------------------------------------

     CUSTODIAN

For the Bond and Common Stock Portfolios, JP Morgan Chase & Co., 3 Chase Metro Tech Center, Brooklyn, New York 11245 is the custodian of the Portfolios' assets. For the remaining Portfolios, The Bank of New York, 100 Church Street, New York, New York 10286 is the custodian of the Portfolios' assets.

                              FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the Portfolios' financial performance for the past five years or, if shorter, the period of a Portfolio's operations. Certain information reflects financial results for a single portfolio share outstanding throughout each of the periods presented. The total returns in the table represent the rate that an investor would have earned on an investment in that portfolio (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's Financial Statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

No financial highlights are provided for the Balanced and Floating Rate Portfolios, as they had not commenced operations as of the date of this prospectus.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                        MAINSTAY VP BOND PORTFOLIO
                                            -----------------------------------------------------------------------------------
                                                                INITIAL CLASS                              SERVICE CLASS
                                            -----------------------------------------------------   ---------------------------
                                                                                                                     JUNE 4,
                                                                                                                     2003(A)
                                                                                                     YEAR ENDED      THROUGH
                                                           YEAR ENDED DECEMBER 31,                  DECEMBER 31,   DECEMBER 31,
                                              2004       2003        2002       2001       2000         2004           2003
SELECT PER SHARE DATA AND RATIOS            -----------------------------------------------------------------------------------
Net asset value at beginning of period....  $  13.41   $  13.73    $  13.11   $  12.59   $  12.24     $ 13.40        $ 14.33
                                            --------   --------    --------   --------   --------     -------        -------
Net investment income.....................      0.47       0.52(b)     0.60       0.65       0.85        0.46           0.28(b)
Net realized and unrealized gain (loss) on
  investments.............................      0.08       0.10        0.64       0.52       0.35        0.05          (0.28)
                                            --------   --------    --------   --------   --------     -------        -------
Total from investment operations..........      0.55       0.62        1.24       1.17       1.20        0.51          (0.00)(c)
                                            --------   --------    --------   --------   --------     -------        -------
Less dividends and distributions:
  From net investment income..............     (0.50)     (0.59)      (0.61)     (0.65)     (0.85)      (0.47)         (0.58)
  From net realized gain on investments...     (0.15)     (0.35)      (0.01)        --         --       (0.15)         (0.35)
                                            --------   --------    --------   --------   --------     -------        -------
Total dividends and distributions.........     (0.65)     (0.94)      (0.62)     (0.65)     (0.85)      (0.62)         (0.93)
                                            --------   --------    --------   --------   --------     -------        -------
Net asset value at end of period..........  $  13.31   $  13.41    $  13.73   $  13.11   $  12.59     $ 13.29        $ 13.40
                                            ========   ========    ========   ========   ========     =======        =======
Total investment return...................      4.09%      4.52%       9.48%      9.27%      9.82%       3.83%          0.00%(d)(e)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income...................      3.36%      3.75%       4.93%      5.66%      6.37%       3.11%          3.50%+(f)
  Expenses................................      0.54%      0.54%       0.52%      0.52%      0.51%       0.79%          0.79%+
Portfolio turnover rate...................       335%       149%         76%        54%        58%        335%           149%
Net assets at end of period (in 000's)....  $421,046   $485,033    $481,740   $372,983   $257,573     $61,720        $19,603

------------

(a)  Commencement of Operations.
(b)  Per Share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Total return is not annualized.
(e)  Less than one tenth of a percent.
(f)  Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                    MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO
                                            -----------------------------------------------------------
                                                                   INITIAL CLASS
                                            -----------------------------------------------------------

                                                              YEAR ENDED DECEMBER 31,
                                              2004        2003         2002        2001         2000
SELECT PER SHARE DATA AND RATIOS            -----------------------------------------------------------
Net asset value at beginning of period....  $  20.70   $    16.33    $  23.64   $    30.81   $    36.98
                                            --------   ----------    --------   ----------   ----------
Net investment income (loss)..............      0.05         0.04(b)     0.02         0.02        (0.05)(b)
Net realized and unrealized gain (loss) on
  investments.............................      0.81         4.37       (7.31)       (7.17)       (3.73)
                                            --------   ----------    --------   ----------   ----------
Total from investment operations..........      0.86         4.41       (7.29)       (7.15)       (3.78)
                                            --------   ----------    --------   ----------   ----------
Less dividends and distributions:
  From net investment income..............     (0.05)       (0.04)      (0.02)       (0.02)          --
  From net realized gain on investments...        --           --          --           --        (2.39)
                                            --------   ----------    --------   ----------   ----------
Total dividends and distributions.........     (0.05)       (0.04)      (0.02)       (0.02)       (2.39)
                                            --------   ----------    --------   ----------   ----------
Net asset value at end of period..........  $  21.51   $    20.70    $  16.33   $    23.64   $    30.81
                                            ========   ==========    ========   ==========   ==========
Total investment return...................      4.16%       26.99%     (30.83%)     (23.22%)     (10.72%)
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income (loss)............      0.24%        0.20%       0.11%        0.09%       (0.15%)
  Expenses................................      0.65%        0.64%       0.64%        0.63%        0.63%
Portfolio turnover rate...................        34%          26%         72%          46%          33%
Net assets at end of period (in 000's)....  $929,227   $1,011,538    $842,410   $1,345,799   $1,813,776

                                            MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO
                                            ---------------------------
                                                   SERVICE CLASS
                                            ---------------------------
                                                             JUNE 5,
                                                             2003(A)
                                             YEAR ENDED      THROUGH
                                            DECEMBER 31,   DECEMBER 31,
                                                2004           2003
SELECT PER SHARE DATA AND RATIOS            ---------------------------
Net asset value at beginning of period....    $ 20.68        $ 18.43
                                              -------        -------
Net investment income (loss)..............       0.02           0.01(b)
Net realized and unrealized gain (loss) on
  investments.............................       0.79           2.27
                                              -------        -------
Total from investment operations..........       0.81           2.28
                                              -------        -------
Less dividends and distributions:
  From net investment income..............      (0.02)         (0.03)
  From net realized gain on investments...         --             --
                                              -------        -------
Total dividends and distributions.........      (0.02)         (0.03)
                                              -------        -------
Net asset value at end of period..........    $ 21.47        $ 20.68
                                              =======        =======
Total investment return...................       3.90%         12.36%(c)
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income (loss)............      (0.01%)        (0.05%)+(d)
  Expenses................................       0.90%          0.89%+
Portfolio turnover rate...................         34%            26%
Net assets at end of period (in 000's)....    $48,218        $15,582

------------

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                           MAINSTAY VP CASH MANAGEMENT PORTFOLIO
                                                              ----------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                                2004          2003          2002          2001          2000
SELECT PER SHARE DATA AND RATIOS                              ----------------------------------------------------------------
Net asset value at beginning of year........................  $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                              --------      --------      --------      --------      --------
Net investment income.......................................      0.01          0.01          0.01          0.04          0.06
Net realized and unrealized gain on investments.............      0.00(a)       0.00(a)       0.00(a)       0.00(a)         --
                                                              --------      --------      --------      --------      --------
Total from investment operations............................      0.01          0.01          0.01          0.04          0.06
                                                              --------      --------      --------      --------      --------
Less dividends and distributions:
  From net investment income................................     (0.01)        (0.01)        (0.01)        (0.04)        (0.06)
  From net realized gain on investments.....................     (0.00)(a)     (0.00)(a)     (0.00)(a)     (0.00)(a)        --
                                                              --------      --------      --------      --------      --------
Total dividends and distributions...........................     (0.01)        (0.01)        (0.01)        (0.04)        (0.06)
                                                              --------      --------      --------      --------      --------
Net asset value at end of year..............................  $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                              ========      ========      ========      ========      ========
Total investment return.....................................      0.85%         0.67%         1.36%         3.84%         6.06%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................      0.83%         0.67%         1.33%         3.57%         5.87%
  Expenses..................................................      0.55%         0.55%         0.55%         0.54%         0.52%
Net assets at end of year (in 000's)........................  $308,660      $359,974      $518,348      $481,171      $305,915

------------

(a)  Less than one cent per share.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                        MAINSTAY VP COMMON STOCK PORTFOLIO
                                            ----------------------------------------------------------
                                                                  INITIAL CLASS
                                            ----------------------------------------------------------

                                                             YEAR ENDED DECEMBER 31,
                                              2004        2003        2002        2001         2000
SELECT PER SHARE DATA AND RATIOS            ----------------------------------------------------------
Net asset value at beginning of period....  $  18.75    $  14.98    $  19.99   $    24.28   $    27.78
                                            --------    --------    --------   ----------   ----------
Net investment income.....................      0.28(c)     0.17(b)     0.16         0.14         0.15
Net realized and unrealized gain (loss) on
  investments.............................      1.77        3.78       (5.01)       (4.29)       (1.06)
                                            --------    --------    --------   ----------   ----------
Total from investment operations..........      2.05        3.95       (4.85)       (4.15)       (0.91)
                                            --------    --------    --------   ----------   ----------
Less dividends and distributions:
  From net investment income..............     (0.28)      (0.18)      (0.16)       (0.14)       (0.15)
  From net realized gain on investments...        --          --          --           --        (2.44)
                                            --------    --------    --------   ----------   ----------
Total dividends and distributions.........     (0.28)      (0.18)      (0.16)       (0.14)       (2.59)
                                            --------    --------    --------   ----------   ----------
Net asset value at end of period..........  $  20.52    $  18.75    $  14.98   $    19.99   $    24.28
                                            ========    ========    ========   ==========   ==========
Total investment return...................     10.90%      26.37%     (24.25%)     (17.09%)      (3.34%)
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income...................      1.44%(c)     1.05%      0.89%        0.66%        0.55%
  Expenses................................      0.53%       0.52%       0.51%        0.50%        0.50%
Portfolio turnover rate...................       151%         72%        120%          93%          77%
Net assets at end of period (in 000's)....  $923,660    $864,373    $731,686   $1,059,832   $1,331,634

                                            MAINSTAY VP COMMON STOCK PORTFOLIO
                                            ---------------------------
                                                   SERVICE CLASS
                                            ---------------------------
                                                             JUNE 5,
                                                             2003(A)
                                             YEAR ENDED      THROUGH
                                            DECEMBER 31,   DECEMBER 31,
                                                2004           2003
SELECT PER SHARE DATA AND RATIOS            ---------------------------
Net asset value at beginning of period....    $ 18.74        $ 16.45
                                              -------        -------
Net investment income.....................       0.24(c)        0.07(b)
Net realized and unrealized gain (loss) on
  investments.............................       1.75           2.38
                                              -------        -------
Total from investment operations..........       1.99           2.45
                                              -------        -------
Less dividends and distributions:
  From net investment income..............      (0.24)         (0.16)
  From net realized gain on investments...         --             --
                                              -------        -------
Total dividends and distributions.........      (0.24)         (0.16)
                                              -------        -------
Net asset value at end of period..........    $ 20.49        $ 18.74
                                              =======        =======
Total investment return...................      10.62%         14.93%(d)
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income...................       1.19%(c)       0.80%+(e)
  Expenses................................       0.78%          0.77%+
Portfolio turnover rate...................        151%            72%
Net assets at end of period (in 000's)....    $33,013        $10,146

------------

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per
     share and 0.27%, respectively, resulting from a special
     one-time dividend from Microsoft Corp. that paid $3.00 per share.
(d)  Total return is not annualized.
(e)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                      MAINSTAY VP CONVERTIBLE PORTFOLIO
                                            --------------------------------------------------------------------------------------
                                                                 INITIAL CLASS                                SERVICE CLASS
                                            --------------------------------------------------------   ---------------------------
                                                                                                                        JUNE 5,
                                                                                                                        2003(A)
                                                                                                        YEAR ENDED      THROUGH
                                                            YEAR ENDED DECEMBER 31,                    DECEMBER 31,   DECEMBER 31,
                                              2004       2003        2002       2001          2000         2004           2003
SELECTED PER SHARE DATA AND RATIOS          --------------------------------------------------------------------------------------
Net asset value at beginning of period....  $  10.82   $   9.04    $  10.11   $  10.71      $  12.68     $ 10.81        $  9.95
                                            --------   --------    --------   --------      --------     -------        -------
Net investment income.....................      0.21       0.27(b)     0.28       0.36(c)       0.42        0.20           0.14(b)
Net realized and unrealized gain (loss) on
  investments.............................      0.45       1.74       (1.08)     (0.58)(c)     (1.00)       0.43           0.94
                                            --------   --------    --------   --------      --------     -------        -------
Total from investment operations..........      0.66       2.01       (0.80)     (0.22)        (0.58)       0.63           1.08
                                            --------   --------    --------   --------      --------     -------        -------
Less dividends and distributions:
  From net investment income..............     (0.22)     (0.23)      (0.27)     (0.38)        (0.42)      (0.20)         (0.22)
  From net realized gain on investments...        --         --          --         --         (0.97)         --             --
                                            --------   --------    --------   --------      --------     -------        -------
Total dividends and distributions.........     (0.22)     (0.23)      (0.27)     (0.38)        (1.39)      (0.20)         (0.22)
                                            --------   --------    --------   --------      --------     -------        -------
Net asset value at end of period..........  $  11.26   $  10.82    $   9.04   $  10.11      $  10.71     $ 11.24        $ 10.81
                                            ========   ========    ========   ========      ========     =======        =======
Total investment return...................      6.11%     22.23%      (7.91%)    (2.18%)       (5.02%)      5.85%         10.84%(d)
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income...................      1.94%      2.71%       2.97%      3.86%(c)      4.25%       1.69%          2.46%+(f)
  Expenses................................      0.66%      0.67%       0.67%      0.67%         0.66%       0.91%          0.92%+
Portfolio turnover rate...................       108%        76%         95%       171%          183%        108%            76%
Net assets at end of period (in 000's)....  $291,995   $292,043    $204,263   $202,564      $168,085     $76,052        $23,672

------------

(a)  Commencement of Operations.
(b) Per share data based on average shares outstanding during the period.
(c) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting
     Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

          Decrease net investment income....................  $(0.00)(e)
          Increase net realized and unrealized gains and
           losses...........................................    0.00(e)
          Decrease ratio of net investment income...........   (0.11%)

(d)  Total return is not annualized.
(e)  Less than one cent per share.
(f)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                             MAINSTAY VP GOVERNMENT PORTFOLIO
                                                  -------------------------------------------------------
                                                                       INITIAL CLASS
                                                  -------------------------------------------------------

                                                                  YEAR ENDED DECEMBER 31,
                                                    2004       2003        2002       2001         2000
SELECT PER SHARE DATA AND RATIOS                  -------------------------------------------------------
Net asset value at beginning of period..........  $  10.73   $  11.05    $  10.35   $  10.11     $   9.56
                                                  --------   --------    --------   --------     --------
Net investment income...........................      0.45       0.36(b)     0.31       0.42(c)      0.62
Net realized and unrealized gain (loss) on
  investments...................................     (0.09)     (0.15)       0.71       0.25(c)      0.55
                                                  --------   --------    --------   --------     --------
Total from investment operations................      0.36       0.21        1.02       0.67         1.17
                                                  --------   --------    --------   --------     --------
Less dividends:
  From net investment income....................     (0.46)     (0.53)      (0.32)     (0.43)       (0.62)
                                                  --------   --------    --------   --------     --------
Net asset value at end of period................  $  10.63   $  10.73    $  11.05   $  10.35     $  10.11
                                                  ========   ========    ========   ========     ========
Total investment return.........................      3.33%      1.88%       9.85%      6.64%       12.22%
Ratios (to average net assets)/Supplemental
  Data:
  Net investment income.........................      3.63%      3.25%       3.94%      5.01%(c)     6.29%
  Expenses......................................      0.59%      0.59%       0.59%      0.60%        0.60%
Portfolio turnover rate.........................       113%       106%        146%       137%         311%
Net assets at end of period (in 000's)..........  $275,674   $359,332    $432,816   $223,387     $130,390

                                                  MAINSTAY VP GOVERNMENT PORTFOLIO
                                                  ---------------------------
                                                         SERVICE CLASS
                                                  ---------------------------
                                                                   JUNE 4,
                                                                   2003(A)
                                                   YEAR ENDED      THROUGH
                                                  DECEMBER 31,   DECEMBER 31,
                                                      2004           2003
SELECT PER SHARE DATA AND RATIOS                  ---------------------------
Net asset value at beginning of period..........    $ 10.72        $ 11.42
                                                    -------        -------
Net investment income...........................       0.44           0.21(b)
Net realized and unrealized gain (loss) on
  investments...................................      (0.11)         (0.39)
                                                    -------        -------
Total from investment operations................       0.33          (0.18)
                                                    -------        -------
Less dividends:
  From net investment income....................      (0.44)         (0.52)
                                                    -------        -------
Net asset value at end of period................    $ 10.61        $ 10.72
                                                    =======        =======
Total investment return.........................       3.07%         (1.63%)(d)
Ratios (to average net assets)/Supplemental
  Data:
  Net investment income.........................       3.38%          3.00%+(e)
  Expenses......................................       0.84%          0.84%+
Portfolio turnover rate.........................        113%           106%
Net assets at end of period (in 000's)..........    $40,085        $13,521

------------

(a)  Commencement of Operations.
(b) Per share data based on average shares outstanding during the period.
(c) As required, effective January 1, 2001, the portfolio has adopted the provisions of the AICPA Audit and Accounting
     Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

          Decrease net investment income....................  $(0.04)
          Increase net realized and unrealized gains and
           losses...........................................    0.04
          Decrease ratio of net investment income...........   (0.39%)

(d)  Total Return is not annualized.
(e)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                  MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO
                                            -----------------------------------------------------------
                                                                   INITIAL CLASS
                                            -----------------------------------------------------------

                                                              YEAR ENDED DECEMBER 31,
                                               2004         2003         2002       2001         2000
SELECT PER SHARE DATA AND RATIOS            -----------------------------------------------------------
Net asset value at beginning of period....  $     9.41   $     7.39    $   8.09   $   8.72     $  10.69
                                            ----------   ----------    --------   --------     --------
Net investment income.....................        0.70         0.75(b)     0.85       1.05(c)      1.32
Net realized and unrealized gain (loss) on
  investments.............................        0.47         1.93       (0.67)     (0.64)(c)    (1.96)
Net realized and unrealized gain (loss) on
  foreign currency........................        0.02         0.01       (0.02)      0.01         0.02
                                            ----------   ----------    --------   --------     --------
Total from investment operations..........        1.19         2.69        0.16       0.42        (0.62)
                                            ----------   ----------    --------   --------     --------
Less dividends and distributions:
  From net investment income..............       (0.70)       (0.67)      (0.86)     (1.05)       (1.35)
  From net realized gain on investments...          --           --          --         --        (0.00)(d)
                                            ----------   ----------    --------   --------     --------
Total dividends and distributions.........       (0.70)       (0.67)      (0.86)     (1.05)       (1.35)
                                            ----------   ----------    --------   --------     --------
Net asset value at end of period..........  $     9.90   $     9.41    $   7.39   $   8.09     $   8.72
                                            ==========   ==========    ========   ========     ========
Total investment return...................       12.72%       36.37%       2.05%      4.91%       (5.87%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income...................        7.40%        8.51%      10.44%     11.61%(c)    12.10%
  Expenses................................        0.59%        0.60%       0.60%      0.58%        0.60%
Portfolio turnover rate...................          39%          43%         49%        56%          64%
Net assets at end of period (in 000's)....  $1,167,527   $1,114,766    $696,500   $684,738     $616,807

                                            MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO
                                            ---------------------------
                                                   SERVICE CLASS
                                            ---------------------------
                                                             JUNE 4,
                                                             2003(A)
                                             YEAR ENDED      THROUGH
                                            DECEMBER 31,   DECEMBER 31,
                                                2004           2003
SELECT PER SHARE DATA AND RATIOS            ---------------------------
Net asset value at beginning of period....    $   9.40       $  8.69
                                              --------       -------
Net investment income.....................        0.68          0.44(b)
Net realized and unrealized gain (loss) on
  investments.............................        0.47          0.92
Net realized and unrealized gain (loss) on
  foreign currency........................        0.02          0.00(d)
                                              --------       -------
Total from investment operations..........        1.17          1.36
                                              --------       -------
Less dividends and distributions:
  From net investment income..............       (0.69)        (0.65)
  From net realized gain on investments...          --            --
                                              --------       -------
Total dividends and distributions.........       (0.69)        (0.65)
                                              --------       -------
Net asset value at end of period..........    $   9.88       $  9.40
                                              ========       =======
Total investment return...................       12.44%        15.66%(e)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income...................        7.15%         8.26%+(f)
  Expenses................................        0.84%         0.85%+
Portfolio turnover rate...................          39%           43%
Net assets at end of period (in 000's)....    $276,241       $79,608

------------

(a)  Commencement of Operations.
(b) Per share data based on average shares outstanding during the period.
(c) As required, effective January 1, 2001 the Portfolio has adopted the provisions of the AICPA Audit and Accounting
     Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

          Decrease net investment income....................  $(0.00)(d)
          Increase net realized and unrealized gains and
           losses...........................................    0.00(d)
          Decrease ratio of net investment income...........   (0.03%)

(d)  Less than one cent per share.
(e)  Total return is not annualized.
(f)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                         MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO
                                                  --------------------------------------------------------
                                                                       INITIAL CLASS
                                                  --------------------------------------------------------

                                                                  YEAR ENDED DECEMBER 31,
                                                    2004        2003        2002       2001         2000
SELECTED PER SHARE DATA AND RATIOS                --------------------------------------------------------
Net asset value at beginning of period..........  $  12.13    $  9.48     $ 10.06    $ 11.90      $ 15.48
                                                  --------    -------     -------    -------      -------
Net investment income...........................      0.19(b)    0.17(b)     0.11       0.11(b)      0.07(b)
Net realized and unrealized gain (loss) on
  investments...................................      1.84       2.61       (0.63)     (1.78)       (2.97)
Net realized and unrealized gain (loss) on
  foreign currency transactions.................      0.07       0.06        0.08      (0.00)(c)     0.12
                                                  --------    -------     -------    -------      -------
Total from investment operations................      2.10       2.84       (0.44)     (1.67)       (2.78)
                                                  --------    -------     -------    -------      -------
Less dividends and distributions:
  From net investment income....................     (0.12)     (0.19)      (0.14)     (0.14)       (0.09)
  From net realized gain on investments.........        --         --          --      (0.03)       (0.71)
                                                  --------    -------     -------    -------      -------
Total dividends and distributions...............     (0.12)     (0.19)      (0.14)     (0.17)       (0.80)
                                                  --------    -------     -------    -------      -------
Net asset value at end of period................  $  14.11    $ 12.13     $  9.48    $ 10.06      $ 11.90
                                                  ========    =======     =======    =======      =======
Total investment return.........................     17.34%     30.00%      (4.41%)   (14.02%)     (18.06%)
Ratios (to average net assets)/Supplemental
  Data:
  Net investment income.........................      1.53%      1.67%       1.06%      1.04%        0.53%
  Expenses......................................      0.99%      1.07%       1.11%      1.12%        1.01%
Portfolio turnover rate.........................        49%       105%        102%       130%          28%
Net assets at end of period (in 000's)..........  $175,172    $95,754     $61,763    $55,515      $65,429

                                                  MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO
                                                  ---------------------------
                                                         SERVICE CLASS
                                                  ---------------------------
                                                                   JUNE 5,
                                                                   2003(A)
                                                   YEAR ENDED      THROUGH
                                                  DECEMBER 31,   DECEMBER 31,
                                                      2004           2003
SELECTED PER SHARE DATA AND RATIOS                ---------------------------
Net asset value at beginning of period..........    $ 12.12         $10.40
                                                    -------         ------
Net investment income...........................       0.15(b)        0.00(b)(c)
Net realized and unrealized gain (loss) on
  investments...................................       1.84           1.85
Net realized and unrealized gain (loss) on
  foreign currency transactions.................       0.07           0.06
                                                    -------         ------
Total from investment operations................       2.06           1.91
                                                    -------         ------
Less dividends and distributions:
  From net investment income....................      (0.10)         (0.19)
  From net realized gain on investments.........         --             --
                                                    -------         ------
Total dividends and distributions...............      (0.10)         (0.19)
                                                    -------         ------
Net asset value at end of period................    $ 14.08         $12.12
                                                    =======         ======
Total investment return.........................      17.05%         18.31%(d)
Ratios (to average net assets)/Supplemental
  Data:
  Net investment income.........................       1.28%          1.42%+(e)
  Expenses......................................       1.24%          1.32%+
Portfolio turnover rate.........................         49%           105%
Net assets at end of period (in 000's)..........    $51,408         $9,146

------------

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Total return is not annualized.
(e)  Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                      MAINSTAY VP MID CAP CORE PORTFOLIO
                                                  ---------------------------------------------------------------------------
                                                                  INITIAL CLASS                          SERVICE CLASS
                                                  ---------------------------------------------   ---------------------------
                                                                                     JULY 2,                       JUNE 5,
                                                                                     2001(A)                       2003(A)
                                                                                     THROUGH       YEAR ENDED      THROUGH
                                                     YEAR ENDED DECEMBER 31,       DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                    2004       2003       2002         2001           2004           2003
SELECTED PER SHARE DATA AND RATIOS                ---------------------------------------------------------------------------
Net asset value at beginning of period..........  $  11.01   $  8.16    $  9.40      $ 10.00        $ 11.00         $ 9.28
                                                  --------   -------    -------      -------        -------         ------
Net investment income...........................      0.06      0.05(b)    0.02         0.02           0.04           0.03(b)
Net realized and unrealized gain (loss) on
  investments...................................      2.39      2.84      (1.24)       (0.60)          2.38           1.72
                                                  --------   -------    -------      -------        -------         ------
Total from investment operations................      2.45      2.89      (1.22)       (0.58)          2.42           1.75
                                                  --------   -------    -------      -------        -------         ------
Less dividends and distributions:
  From net investment income....................     (0.06)    (0.04)     (0.02)       (0.02)         (0.04)         (0.03)
  From net realized gain on investments.........     (0.28)       --         --           --          (0.28)            --
                                                  --------   -------    -------      -------        -------         ------
Total dividends and distributions...............     (0.34)    (0.04)     (0.02)       (0.02)         (0.32)         (0.03)
                                                  --------   -------    -------      -------        -------         ------
Net asset value at end of period................  $  13.12   $ 11.01    $  8.16      $  9.40        $ 13.10         $11.00
                                                  ========   =======    =======      =======        =======         ======
Total investment return.........................     22.27%    35.43%    (12.92%)      (5.86%)(c)     21.96%         18.89%(c)
Ratios (to average net assets)/Supplement Data:
  Net investment income.........................      0.70%     0.55%      0.39%        0.44%+         0.45%          0.30%+(d)
  Net expenses..................................      0.98%     0.98%      0.98%        0.98%+         1.23%          1.23%+
  Expenses (before reimbursement)...............      1.04%     1.18%      1.34%        1.84%+         1.29%          1.43%+
Portfolio turnover rate.........................       185%      202%       217%          74%           185%           202%
Net assets at end of period (in 000's)..........  $128,178   $55,351    $27,936      $12,741        $42,662         $8,930

------------

(a)  Commencement of Operations.
(b)  Per Share data based on average shares outstanding during the period.
(c)  Total Return is not annualized.
(d)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                     MAINSTAY VP MID CAP GROWTH PORTFOLIO
                                                  ---------------------------------------------------------------------------
                                                                  INITIAL CLASS                          SERVICE CLASS
                                                  ---------------------------------------------   ---------------------------
                                                                                     JULY 2,                       JUNE 5,
                                                                                     2001(A)                       2003(A)
                                                                                     THROUGH       YEAR ENDED      THROUGH
                                                     YEAR ENDED DECEMBER 31,       DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                    2004       2003       2002         2001           2004           2003
SELECTED PER SHARE DATA AND RATIOS                ---------------------------------------------------------------------------
Net asset value at beginning of period..........  $   9.47   $  6.54    $  9.16      $ 10.00        $  9.45        $  7.77
                                                  --------   -------    -------      -------        -------        -------
Net investment loss (b).........................     (0.03)    (0.04)     (0.05)       (0.02)         (0.05)         (0.03)
Net realized and unrealized gain (loss) on
  investments...................................      2.17      2.97      (2.57)       (0.82)          2.16           1.71
                                                  --------   -------    -------      -------        -------        -------
Total from investment operations................      2.14      2.93      (2.62)       (0.84)          2.11           1.68
                                                  --------   -------    -------      -------        -------        -------
Net asset value at end of period................  $  11.61   $  9.47    $  6.54      $  9.16        $ 11.56        $  9.45
                                                  ========   =======    =======      =======        =======        =======
Total investment return.........................     22.61%    44.78%    (28.59%)      (8.43%)(c)     22.30%         21.71%(c)
Ratios (to average net assets)/Supplemental
  Data:
  Net investment loss...........................     (0.32%)   (0.57%)    (0.67%)      (0.41%)+       (0.57%)        (0.82%)+(d)
  Net expenses..................................      0.88%     0.97%      0.97%        0.97%+         1.13%          1.22%+
  Expenses (before reimbursement)...............      0.88%     0.97%      1.10%        1.79%+         1.13%          1.22%+
Portfolio turnover rate.........................        50%       38%       163%          57%            50%            38%
Net assets at end of period (in 000's)..........  $127,345   $83,839    $23,230      $13,967        $69,651        $16,783

------------

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                      MAINSTAY VP MID CAP VALUE PORTFOLIO
                                                  ----------------------------------------------------------------------------
                                                                  INITIAL CLASS                           SERVICE CLASS
                                                  ----------------------------------------------   ---------------------------
                                                                                      JULY 2,                       JUNE 5,
                                                                                      2001(A)                       2003(A)
                                                                                      THROUGH       YEAR ENDED      THROUGH
                                                      YEAR ENDED DECEMBER 31,       DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                    2004       2003        2002         2001           2004           2003
SELECT PER SHARE DATA AND RATIOS                  ----------------------------------------------------------------------------
Net asset value at beginning of period..........  $  10.65   $   8.33    $  9.85      $ 10.00        $ 10.64        $  9.18
                                                  --------   --------    -------      -------        -------        -------
Net investment income...........................      0.10       0.11(b)    0.09         0.05           0.08           0.05(b)
Net realized and unrealized gain (loss) on
  investments...................................      1.77       2.30      (1.52)       (0.15)          1.76           1.50
                                                  --------   --------    -------      -------        -------        -------
Total from investment operations................      1.87       2.41      (1.43)       (0.10)          1.84           1.55
                                                  --------   --------    -------      -------        -------        -------
Less dividends and distributions:
  From net investment income....................     (0.10)     (0.09)     (0.09)       (0.05)         (0.08)         (0.09)
  From net realized gain on investments.........     (0.11)        --         --           --          (0.11)            --
                                                  --------   --------    -------      -------        -------        -------
Total dividends and distributions...............     (0.21)     (0.09)     (0.09)       (0.05)         (0.19)         (0.09)
                                                  --------   --------    -------      -------        -------        -------
Net asset value at end of period................  $  12.31   $  10.65    $  8.33      $  9.85        $ 12.29        $ 10.64
                                                  ========   ========    =======      =======        =======        =======
Total investment return.........................     17.54%     28.97%    (14.57%)      (1.03%)(c)     17.25%         16.89%(c)
Ratios (to average net assets)/Supplemental
  Data:
  Net investment income.........................      1.08%      1.21%      1.39%        1.60%          0.83%          0.96%+(d)
  Net expenses..................................      0.81%      0.84%      0.89%        0.89%          1.06%          1.09%+
  Expenses (before reimbursement)...............      0.81%      0.84%      0.92%        1.29%          1.06%          1.09%+
Portfolio turnover rate.........................        29%        34%        46%          21%            29%            34%
Net assets at end of period (in 000's)..........  $255,129   $141,877    $84,392      $29,821        $79,813        $17,384

------------

(a)  Commencement of Operations.
(b)  Per Share data based on average shares outstanding during the period.
(c)  Total Return is not annualized.
(d)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                        MAINSTAY VP S&P 500 INDEX PORTFOLIO
                                         ------------------------------------------------------------------
                                                                   INITIAL CLASS
                                         ------------------------------------------------------------------

                                                              YEAR ENDED DECEMBER 31,
                                            2004             2003          2002        2001         2000
SELECTED PER SHARE DATA AND RATIOS       ------------------------------------------------------------------
Net asset value at beginning of
  period...............................  $    22.40       $    17.68     $  23.14   $    26.88   $    30.50
                                         ----------       ----------     --------   ----------   ----------
Net investment income..................        0.37(b)(c)       0.27(b)      0.26         0.25         0.27
Net realized and unrealized gain (loss)
  on investments.......................        1.98             4.72        (5.40)       (3.49)       (3.10)
                                         ----------       ----------     --------   ----------   ----------
Total from investment operations.......        2.35             4.99        (5.14)       (3.24)       (2.83)
                                         ----------       ----------     --------   ----------   ----------
Less dividends and distributions:
  From net investment income...........       (0.37)           (0.27)       (0.26)       (0.25)       (0.27)
  From net realized gain on
    investments........................          --               --        (0.06)       (0.25)       (0.52)
  Return of capital....................          --            (0.00)(d)       --           --           --
                                         ----------       ----------     --------   ----------   ----------
Total dividends and distributions......       (0.37)           (0.27)       (0.32)       (0.50)       (0.79)
                                         ----------       ----------     --------   ----------   ----------
Net asset value at end of period.......  $    24.38       $    22.40     $  17.68   $    23.14   $    26.88
                                         ==========       ==========     ========   ==========   ==========
Total investment return................       10.49%           28.19%      (22.21%)     (12.11%)      (9.32%)
Ratios (to average net
  assets)/Supplement Data:
  Net investment income................        1.64%(c)         1.40%        1.25%        1.01%        0.94%
  Expenses.............................        0.39%            0.39%        0.38%        0.37%        0.37%
Portfolio turnover rate................           3%               3%           5%           4%           6%
Net assets at end of period (in
  000's)...............................  $1,322,061       $1,239,412     $977,306   $1,326,940   $1,527,577

                                         MAINSTAY VP S&P 500 INDEX PORTFOLIO
                                         ------------------------------
                                                 SERVICE CLASS
                                         ------------------------------
                                                             JUNE 5,
                                                             2003(A)
                                          YEAR ENDED         THROUGH
                                         DECEMBER 31,      DECEMBER 31,
                                             2004              2003
SELECTED PER SHARE DATA AND RATIOS       ------------------------------
Net asset value at beginning of
  period...............................    $  22.38          $ 19.95
                                           --------          -------
Net investment income..................        0.34(b)(c)       0.12(b)
Net realized and unrealized gain (loss)
  on investments.......................        1.95             2.56
                                           --------          -------
Total from investment operations.......        2.29             2.68
                                           --------          -------
Less dividends and distributions:
  From net investment income...........       (0.33)           (0.25)
  From net realized gain on
    investments........................          --               --
  Return of capital....................          --            (0.00)(c)
                                           --------          -------
Total dividends and distributions......       (0.33)           (0.25)
                                           --------          -------
Net asset value at end of period.......    $  24.34          $ 22.38
                                           ========          =======
Total investment return................       10.22%           13.50%(e)
Ratios (to average net
  assets)/Supplement Data:
  Net investment income................        1.39%(c)         1.15%+(f)
  Expenses.............................        0.64%            0.64%+
Portfolio turnover rate................           3%               3%
Net assets at end of period (in
  000's)...............................    $147,699          $39,440

------------

(a)  Commencement of Operations.
(b)  Per Share data based on average shares outstanding during the period.
(c)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.07 per
     share and 0.32%, respectively, resulting from a special
     one-time dividend from Microsoft Corp. that paid $3.00 per share.
(d)  Less than one cent per share.
(e)  Total Return is not annualized.
(f)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                    MAINSTAY VP SMALL CAP GROWTH PORTFOLIO
                                                  ---------------------------------------------------------------------------
                                                                  INITIAL CLASS                          SERVICE CLASS
                                                  ---------------------------------------------   ---------------------------
                                                                                     JULY 2,                       JUNE 5,
                                                                                     2001(A)                       2003(A)
                                                                                     THROUGH       YEAR ENDED      THROUGH
                                                     YEAR ENDED DECEMBER 31,       DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                    2004       2003       2002         2001           2004           2003
SELECT PER SHARE DATA AND RATIOS                  ---------------------------------------------------------------------------
Net asset value at beginning of period..........  $   9.96   $  7.03    $  9.55      $ 10.00        $  9.94        $  8.06
                                                  --------   -------    -------      -------        -------        -------
Net investment loss (b).........................     (0.06)    (0.06)     (0.05)       (0.02)         (0.08)         (0.04)
Net realized and unrealized gain (loss) on
  investments...................................      0.99      2.99      (2.47)       (0.43)          0.99           1.92
                                                  --------   -------    -------      -------        -------        -------
Total from investment operations................      0.93      2.93      (2.52)       (0.45)          0.91           1.88
                                                  --------   -------    -------      -------        -------        -------
Net asset value at end of period................  $  10.89   $  9.96    $  7.03      $  9.55        $ 10.85        $  9.94
                                                  ========   =======    =======      =======        =======        =======
Total investment return.........................      9.40%    41.69%    (26.41%)      (4.52%)(c)      9.13%         23.37%(c)
Ratios (to average net assets)/Supplemental
  Data:
  Net investment income (loss)..................     (0.61%)   (0.73%)    (0.68%)      (0.50%)        (0.86%)        (0.98%)+(d)
  Net expenses..................................      0.95%     0.95%      0.95%        0.95%          1.20%          1.20%+
  Expenses (before reimbursement)...............      1.14%     1.21%      1.29%        1.96%          1.39%          1.46%
Portfolio turnover rate.........................       108%       65%       126%          55%           108%            65%
Net assets at end of period (in 000's)..........  $105,650   $90,085    $34,368      $20,435        $56,037        $14,398

------------

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                   MAINSTAY VP TOTAL RETURN PORTFOLIO
                                         ---------------------------------------------------------------------------------------
                                                               INITIAL CLASS                                SERVICE CLASS
                                         ---------------------------------------------------------   ---------------------------
                                                                                                                      JUNE 4,
                                                                                                                      2003(A)
                                                                                                      YEAR ENDED      THROUGH
                                                          YEAR ENDED DECEMBER 31                     DECEMBER 31,   DECEMBER 31,
                                           2004         2003        2002       2001         2000         2004           2003
SELECT PER SHARE DATA AND RATIOS         ---------------------------------------------------------------------------------------
Net asset value at beginning of
  period...............................  $  15.93     $  13.55    $  16.69   $  19.21     $  22.36     $ 15.92        $ 14.79
                                         --------     --------    --------   --------     --------     -------        -------
Net investment income..................      0.28(c)      0.27(d)     0.37       0.44(b)      0.43        0.24(c)        0.14(d)
Net realized and unrealized gain (loss)
  on investments.......................      0.74         2.39       (3.13)     (2.49)(b)    (1.36)       0.73           1.26
                                         --------     --------    --------   --------     --------     -------        -------
Total from investment operations.......      1.02         2.66       (2.76)     (2.05)       (0.93)       0.97           1.40
                                         --------     --------    --------   --------     --------     -------        -------
Less dividends and distributions:
  From net investment income...........     (0.28)       (0.28)      (0.38)     (0.44)       (0.43)      (0.25)         (0.27)
  From net realized gain on
    investments........................        --           --          --      (0.03)       (1.79)                        --
                                         --------     --------    --------   --------     --------     -------        -------
Total dividends and distributions......     (0.28)       (0.28)      (0.38)     (0.47)       (2.22)      (0.25)         (0.27)
                                         --------     --------    --------   --------     --------     -------        -------
Net asset value at end of period.......  $  16.67     $  15.93    $  13.55   $  16.69     $  19.21     $ 16.64        $ 15.92
                                         ========     ========    ========   ========     ========     =======        =======
Total investment return................      6.37%       19.68%     (16.57%)   (10.69%)      (4.36%)      6.10%          9.47%(e)
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income................      1.64%(c)     1.87%       2.28%      2.42%(b)     2.05%       1.39%(c)       1.62%+(f)
  Expenses.............................      0.62%        0.61%       0.61%      0.59%        0.59%       0.87%          0.86%+
Portfolio turnover rate................       111%          69%        101%       125%         120%        111%            69%
Net assets at end of period (in
  000's)...............................  $523,683     $558,181    $498,484   $679,154     $805,862     $37,849        $12,116

------------

(a)  Commencement of Operations.
(b) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting
     Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not yet been restated to reflect this change in presentation.

          Decrease net investment income....................  $(0.02)
          Increase net realized and unrealized gains and
           losses...........................................    0.02
          Decrease ratio of net investment income...........   (0.12%)

(c)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.01 per
     share and 0.05%, respectively, resulting from a special
     one-time dividend from Microsoft Corp. that paid $3.00 per share.
(d)  Per Share data based on average shares outstanding during the period.
(e)  Total Return is not annualized.
(f)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               MAINSTAY VP VALUE PORTFOLIO
                                                  -----------------------------------------------------
                                                                      INITIAL CLASS
                                                  -----------------------------------------------------

                                                                 YEAR ENDED DECEMBER 31,
                                                    2004       2003        2002       2001       2000
SELECT PER SHARE DATA AND RATIOS                  -----------------------------------------------------
Net asset value at beginning of period..........  $  14.96   $  11.91    $  15.35   $  16.21   $  15.00
                                                  --------   --------    --------   --------   --------
Net investment income...........................      0.18       0.21(b)     0.20       0.23       0.20
Net realized and unrealized gain (loss) on
  investments...................................      1.51       3.04       (3.43)     (0.15)      1.73
                                                  --------   --------    --------   --------   --------
Total from investment operations................      1.69       3.25       (3.23)      0.08       1.93
                                                  --------   --------    --------   --------   --------
Less dividends and distributions:
  From net investment income....................     (0.18)     (0.20)      (0.19)     (0.23)     (0.21)
  From net realized gain on investments.........        --         --       (0.02)     (0.71)     (0.51)
                                                  --------   --------    --------   --------   --------
Total dividends and distributions...............     (0.18)     (0.20)      (0.21)     (0.94)     (0.72)
                                                  --------   --------    --------   --------   --------
Net asset value at end of period................  $  16.47   $  14.96    $  11.91   $  15.35   $  16.21
                                                  ========   ========    ========   ========   ========
Total investment return.........................     11.28%     27.37%     (21.05%)     0.40%     12.89%
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income.........................      1.34%      1.60%       1.43%      1.53%      1.33%
  Expenses......................................      0.65%      0.66%       0.65%      0.64%      0.64%
Portfolio turnover rate.........................        81%        62%         64%        70%        90%
Net assets at end of period (in 000's)..........  $567,182   $418,992    $331,833   $404,174   $338,596

                                                  MAINSTAY VP VALUE PORTFOLIO
                                                  ---------------------------
                                                         SERVICE CLASS
                                                  ---------------------------
                                                                   JUNE 4,
                                                                   2003(A)
                                                   YEAR ENDED      THROUGH
                                                  DECEMBER 31,   DECEMBER 31,
                                                      2004           2003
SELECT PER SHARE DATA AND RATIOS                  ---------------------------
Net asset value at beginning of period..........    $ 14.95        $ 12.81
                                                    -------        -------
Net investment income...........................       0.15           0.10(b)
Net realized and unrealized gain (loss) on
  investments...................................       1.49           2.23
                                                    -------        -------
Total from investment operations................       1.64           2.33
                                                    -------        -------
Less dividends and distributions:
  From net investment income....................      (0.15)         (0.19)
  From net realized gain on investments.........         --             --
                                                    -------        -------
Total dividends and distributions...............      (0.15)         (0.19)
                                                    -------        -------
Net asset value at end of period................    $ 16.44        $ 14.95
                                                    =======        =======
Total investment return.........................      11.01%         18.14%(c)
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income.........................       1.09%          1.35%+(d)
  Expenses......................................       0.90%          0.91%+
Portfolio turnover rate.........................         81%            62%
Net assets at end of period (in 000's)..........    $56,367        $15,024

------------

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                     MAINSTAY VP INCOME & GROWTH PORTFOLIO
                                               ----------------------------------------------------------------------------------
                                                                  INITIAL CLASS                              SERVICE CLASS
                                               ----------------------------------------------------   ---------------------------
                                                                                                                       JUNE 13,
                                                                                                                       2003(A)
                                                                                                       YEAR ENDED      THROUGH
                                                             YEAR ENDED DECEMBER 31,                  DECEMBER 31,   DECEMBER 31,
                                                 2004       2003       2002       2001       2000         2004           2003
SELECT PER SHARE DATA AND RATIOS               ----------------------------------------------------------------------------------
Net asset value at beginning of period.......  $ 10.35    $  8.14    $ 10.24    $ 11.28    $ 12.74      $ 10.34         $ 9.26
                                               -------    -------    -------    -------    -------      -------         ------
Net investment income........................     0.19(c)    0.14(b)    0.10       0.08       0.07         0.18(c)        0.07(b)
Net realized and unrealized gain (loss) on
  investments................................     1.12       2.20      (2.10)     (1.04)     (1.44)        1.11           1.14
                                               -------    -------    -------    -------    -------      -------         ------
Total from investment operations.............     1.31       2.34      (2.00)     (0.96)     (1.37)        1.29           1.21
                                               -------    -------    -------    -------    -------      -------         ------
Less dividends and distributions:
  From net investment income.................    (0.19)     (0.13)     (0.10)     (0.08)     (0.07)       (0.18)         (0.13)
  From net realized gain on investments......       --         --         --         --      (0.02)          --             --
                                               -------    -------    -------    -------    -------      -------         ------
Total dividends and distributions............    (0.19)     (0.13)     (0.10)     (0.08)     (0.09)       (0.18)         (0.13)
                                               -------    -------    -------    -------    -------      -------         ------
Net asset value at end of period.............  $ 11.47    $ 10.35    $  8.14    $ 10.24    $ 11.28      $ 11.45         $10.34
                                               =======    =======    =======    =======    =======      =======         ======
Total investment return......................    12.65%     28.69%    (19.52%)    (8.50%)   (10.73%)      12.38%         13.10%(d)
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income......................     1.92%(c)    1.51%     1.09%      0.81%      0.66%        1.67%(c)       1.26%+(e)
  Expenses...................................     0.90%      0.94%      0.92%      0.88%      0.90%        1.15%          1.19%+
Portfolio turnover rate......................       72%        79%        71%        61%        59%          72%            79%
Net assets at end of period (in 000's).......  $76,526    $69,598    $58,153    $71,000    $75,189      $18,673         $4,099

------------

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.05 per
     share and 0.26%, respectively, resulting from a special
     one-time dividend from Microsoft Corp. that paid $3.00 per share.
(d)  Total return is not annualized.
(e)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                  MAINSTAY VP BASIC VALUE PORTFOLIO
                                          ----------------------------------------------------------------------------------
                                                             INITIAL CLASS                              SERVICE CLASS
                                          ----------------------------------------------------   ---------------------------
                                                                                                                  JUNE 5,
                                                                                                                  2003(A)
                                                                                                  YEAR ENDED      THROUGH
                                                        YEAR ENDED DECEMBER 31,                  DECEMBER 31,   DECEMBER 31,
                                            2004       2003       2002       2001       2000         2004           2003
SELECT PER SHARE DATA AND RATIOS          ----------------------------------------------------------------------------------
Net asset value at beginning of
  period................................  $ 10.18    $  8.01    $ 10.46    $ 11.29    $ 10.84      $ 10.17         $ 8.97
                                          -------    -------    -------    -------    -------      -------         ------
Net investment income...................     0.11       0.07(b)    0.06       0.07       0.07         0.09           0.03(b)
Net realized and unrealized gain (loss)
  on investments........................     1.04       2.17      (2.45)     (0.56)      0.64         1.04           1.24
                                          -------    -------    -------    -------    -------      -------         ------
Total from investment operations........     1.15       2.24      (2.39)     (0.49)      0.71         1.13           1.27
                                          -------    -------    -------    -------    -------      -------         ------
Less dividends and distributions:
  From net investment income............    (0.10)     (0.07)     (0.06)     (0.07)     (0.07)       (0.09)         (0.07)
  From net realized gain on
    investments.........................       --         --         --      (0.27)     (0.19)        0.00             --
                                          -------    -------    -------    -------    -------      -------         ------
Total dividends and distributions.......    (0.10)     (0.07)     (0.06)     (0.34)     (0.26)       (0.09)         (0.07)
                                          -------    -------    -------    -------    -------      -------         ------
Net asset value at end of period........  $ 11.23    $ 10.18    $  8.01    $ 10.46    $ 11.29      $ 11.21         $10.17
                                          =======    =======    =======    =======    =======      =======         ======
Total investment return.................    11.37%     27.95%    (22.86%)    (4.51%)     6.59%       11.09%         14.13%(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income.................     1.04%      0.87%      0.63%      0.80%      0.78%        0.79%          0.62%+(d)
  Expenses..............................     0.96%      0.99%      0.98%      0.99%      1.01%        1.21%          1.24%+
Portfolio turnover rate.................       75%        73%        65%        74%       159%          75%            73%
Net assets at end of period (in
  000's)................................  $71,543    $62,229    $49,975    $59,220    $45,278      $22,474         $6,033

------------

(a)  Commencement of Operations.
(b)  Per Share data based on average shares outstanding during the period.
(c)  Total Return is not annualized.
(d)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                    MAINSTAY VP GROWTH PORTFOLIO
                                       -------------------------------------------------------
                                                            INITIAL CLASS
                                       -------------------------------------------------------

                                                       YEAR ENDED DECEMBER 31,
                                         2004       2003        2002       2001         2000
SELECT PER SHARE DATA AND RATIOS       -------------------------------------------------------
Net asset value at beginning of
  period.............................  $  11.38   $   8.90    $  12.41   $  14.87     $  18.55
                                       --------   --------    --------   --------     --------
Net investment income (loss).........      0.02       0.02(b)     0.01      (0.01)(b)    (0.02)(b)
Net realized and unrealized gain
  (loss) on investments..............     (0.29)      2.48       (3.51)     (2.45)       (1.69)
                                       --------   --------    --------   --------     --------
Total from investment operations.....     (0.27)      2.50       (3.50)     (2.46)       (1.71)
                                       --------   --------    --------   --------     --------
Less dividends and distributions:
  From net investment income.........     (0.02)     (0.02)      (0.01)        --           --
  From net realized gain on
    investments......................        --         --          --         --        (1.97)
                                       --------   --------    --------   --------     --------
Total dividends and distributions....     (0.02)     (0.02)      (0.01)        --        (1.97)
                                       --------   --------    --------   --------     --------
Net asset value at end of period.....  $  11.09   $  11.38    $   8.90   $  12.41     $  14.87
                                       ========   ========    ========   ========     ========
Total investment return..............     (2.32%)    28.05%     (28.21%)   (16.56%)      (9.97%)
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income (loss).......      0.22%      0.17%       0.07%     (0.10%)      (0.19%)
  Expenses...........................      0.85%#     0.83%       0.81%      0.80%        0.80%
Portfolio turnover rate..............       117%       160%        168%       172%         363%
Net assets at end of period (in
  000's).............................  $130,091   $154,082    $119,529   $180,447     $218,190

                                       MAINSTAY VP GROWTH PORTFOLIO
                                       -----------------------------
                                               SERVICE CLASS
                                       -----------------------------
                                                          JUNE 6,
                                                          2003(A)
                                        YEAR ENDED        THROUGH
                                       DECEMBER 31,     DECEMBER 31,
                                           2004             2003
SELECT PER SHARE DATA AND RATIOS       -----------------------------
Net asset value at beginning of
  period.............................    $ 11.37           $10.18
                                         -------           ------
Net investment income (loss).........       0.00(c)         (0.00)(b)(c)
Net realized and unrealized gain
  (loss) on investments..............      (0.30)            1.20
                                         -------           ------
Total from investment operations.....      (0.30)            1.20
                                         -------           ------
Less dividends and distributions:
  From net investment income.........      (0.00)(c)        (0.01)
  From net realized gain on
    investments......................         --               --
                                         -------           ------
Total dividends and distributions....       0.00(c)         (0.01)
                                         -------           ------
Net asset value at end of period.....    $ 11.07           $11.37
                                         =======           ======
Total investment return..............      (2.57%)          11.83%(d)
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income (loss).......      (0.03%)          (0.08%)+(e)
  Expenses...........................       1.10%#           1.08%+
Portfolio turnover rate..............        117%             160%
Net assets at end of period (in
  000's).............................    $18,500           $7,455

------------

(a)  Commencement of Operations.
(b)  Per Share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Total Return is not annualized.
(e)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 #   Includes fees paid indirectly which amounted to 0.03% of
     average net assets for the year ended December 31, 2004.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                    MAINSTAY VP DEVELOPING GROWTH PORTFOLIO
                                               ----------------------------------------------------------------------------------
                                                                  INITIAL CLASS                              SERVICE CLASS
                                               ----------------------------------------------------   ---------------------------
                                                                                                                       JUNE 5,
                                                                                                                       2003(A)
                                                                                                       YEAR ENDED      THROUGH
                                                             YEAR ENDED DECEMBER 31,                  DECEMBER 31,   DECEMBER 31,
                                                 2004       2003       2002       2001       2000         2004           2003
SELECT PER SHARE DATA AND RATIOS               ----------------------------------------------------------------------------------
Net asset value at beginning of period.......  $  8.57    $  6.19    $  8.71    $  9.40    $ 11.94      $  8.56         $ 7.20
                                               -------    -------    -------    -------    -------      -------         ------
Net investment loss (b)......................    (0.07)     (0.07)     (0.07)     (0.07)     (0.07)       (0.09)         (0.06)
Net realized and unrealized gain (loss) on
  investments................................     0.57       2.45      (2.45)     (0.62)     (2.19)        0.57           1.42
                                               -------    -------    -------    -------    -------      -------         ------
Total from investment operations.............     0.50       2.38      (2.52)     (0.69)     (2.26)        0.48           1.36
                                               -------    -------    -------    -------    -------      -------         ------
Less distributions:
  From net realized gain on investments......       --         --         --         --      (0.28)          --             --
                                               -------    -------    -------    -------    -------      -------         ------
Net asset value at end of period.............  $  9.07    $  8.57    $  6.19    $  8.71    $  9.40      $  9.04         $ 8.56
                                               =======    =======    =======    =======    =======      =======         ======
Total investment return......................     5.86%     38.49%    (28.98%)    (7.34%)   (19.08%)       5.60%         18.83%(c)
Ratios (to average net assets)/
  Supplemental Data:
  Net investment loss........................    (0.88%)    (1.01%)    (0.92%)    (0.83%)    (0.68%)      (1.13%)        (1.26%)+(d)
  Expenses...................................     1.08%#     1.19%      1.10%      1.08%      1.07%        1.33%#         1.44%+
Portfolio turnover rate......................      129%       103%        62%        49%        51%         129%           103%
Net assets at end of period (in 000's).......  $36,604    $38,146    $22,338    $31,243    $36,015      $16,098         $4,441

------------

(a)  Commencement of Operations.
(b)  Per Share data based on average shares outstanding during the period.
(c)  Total Return is not annualized.
(d)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 #   Includes fees paid indirectly which amounted to 0.01% of
     average net assets for the year ended December 31, 2004.
 +   Annualized.

MORE INFORMATION ABOUT THE PORTFOLIOS IS AVAILABLE FREE UPON REQUEST:

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides more details about the Portfolios. A current SAI is incorporated by reference into the Prospectus and has been filed with the SEC.

ANNUAL/SEMIANNUAL REPORTS

Provide additional information about the Portfolios' investments and include discussions of market conditions and investment strategies that significantly affected the Portfolios' performance during the last fiscal year.

TO OBTAIN INFORMATION:

Write to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 452, New York, New York 10010, or call 1-800-598-2019.

You can obtain information about the Portfolios (including the SAI) by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202-942-8090). Reports and other information about the Portfolios are available on the EDGAR Database on the SEC's website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN, OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, NYLIM OR THE SUBADVISORS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

[RECYCLE LOGO]
The MainStay VP Series Fund, Inc.
SEC File Number: 811-03833

MainStay VP Series Fund, Inc. Prospectus                            May 1, 2005

--------------------------------------------------------------------------------

INITIAL AND SERVICE CLASS SHARES
NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                                 MAINSTAY VP SERIES FUND, INC.
                                                                 OFFERS 13 PORTFOLIOS IN THIS
                                                                 PROSPECTUS
                                                                  Equity
                                                                 Capital Appreciation Portfolio........    page A-5
                                                                 Common Stock Portfolio................    page A-7
                                                                 Developing Growth Portfolio (formerly
                                                                   Lord Abbett Developing Growth
                                                                   Portfolio)..........................    page A-9
                                                                 Growth Portfolio (formerly Eagle Asset
                                                                   Management Growth Equity
                                                                   Portfolio)..........................    page A-11
                                                                  Blended
                                                                 Basic Value Portfolio (formerly
                                                                   Dreyfus Large Company Value
                                                                   Portfolio)..........................    page A-13
                                                                 Convertible Portfolio.................    page A-15
                                                                 Income & Growth Portfolio (formerly
                                                                   American Century Income & Growth
                                                                   Portfolio)..........................    page A-17
                                                                 Total Return Portfolio................    page A-19
                                                                 Value Portfolio.......................    page A-21
                                                                  Income
                                                                 Bond Portfolio........................    page A-23
                                                                 Government Portfolio..................    page A-25
                                                                 High Yield Corporate Bond Portfolio...    page A-27
                                                                 Cash Management Portfolio.............    page A-29

                                 WHAT'S INSIDE?

--------------------------------------------------------------------------------

                                                              PAGE
                                                              -----
THE FUND AND THE SEPARATE ACCOUNTS..........................    A-3
INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
  PRINCIPAL RISKS: AN OVERVIEW..............................    A-4
     Not insured............................................    A-4
     You could lose money...................................    A-4
     NAV will fluctuate.....................................    A-4
     More information.......................................    A-4
CAPITAL APPRECIATION PORTFOLIO..............................    A-5
COMMON STOCK PORTFOLIO......................................    A-7
DEVELOPING GROWTH PORTFOLIO (formerly Lord Abbett Developing
  Growth Portfolio).........................................    A-9
GROWTH PORTFOLIO (formerly Eagle Asset Management Growth
  Equity Portfolio).........................................   A-11
BASIC VALUE PORTFOLIO (formerly Dreyfus Large Company Value
  Portfolio)................................................   A-13
CONVERTIBLE PORTFOLIO.......................................   A-15
INCOME & GROWTH PORTFOLIO (formerly American Century Income
  & Growth Portfolio).......................................   A-17
TOTAL RETURN PORTFOLIO......................................   A-19
VALUE PORTFOLIO.............................................   A-21
BOND PORTFOLIO..............................................   A-23
GOVERNMENT PORTFOLIO........................................   A-25
HIGH YIELD CORPORATE BOND PORTFOLIO.........................   A-27
CASH MANAGEMENT PORTFOLIO...................................   A-29
INVESTMENT POLICIES.........................................   A-31
MORE ABOUT INVESTMENT STRATEGIES AND RISKS..................   A-31
     DERIVATIVE SECURITIES..................................   A-31
     FOREIGN SECURITIES.....................................   A-31
     LENDING OF PORTFOLIO SECURITIES........................   A-32
     LOAN PARTICIPATION INTERESTS...........................   A-32
     MORTGAGE-BACKED AND ASSET-BACKED SECURITIES............   A-32
     RISK MANAGEMENT TECHNIQUES.............................   A-32
     SWAP AGREEMENTS........................................   A-32
     WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS.........   A-33
     RISKS OF INVESTING IN HIGH YIELD DEBT ("JUNK BONDS")...   A-33
     TEMPORARY DEFENSIVE INVESTMENTS........................   A-33
     PORTFOLIO TURNOVER.....................................   A-33
THE FUND AND ITS MANAGEMENT.................................   A-33
PURCHASE AND REDEMPTION OF SHARES...........................   A-38
TAXES, DIVIDENDS AND DISTRIBUTIONS..........................   A-39
GENERAL INFORMATION.........................................   A-40
FINANCIAL HIGHLIGHTS........................................   A-41

                            ------------------------

                       THE FUND AND THE SEPARATE ACCOUNTS

--------------------------------------------------------------------------------


This Prospectus describes Initial Class and Service Class shares offered by MainStay VP Series Fund, Inc. (the "Fund"). The Fund, an open-end investment management company, is a Maryland corporation organized on June 3, 1983.

The Fund offers twenty-one separate series, each of which represents a separate portfolio of investments. The shares of thirteen of these series are offered by the Fund in this Prospectus. The MainStay VP Income & Growth Portfolio ("Income & Growth") (formerly, American Century Income & Growth Portfolio), the MainStay VP Bond Portfolio ("Bond"), the MainStay VP Capital Appreciation Portfolio ("Capital Appreciation"), the MainStay VP Cash Management Portfolio ("Cash Management"), the MainStay VP Common Stock Portfolio ("Common Stock"), the MainStay VP Convertible Portfolio ("Convertible"), the MainStay VP Basic Value Portfolio ("Basic Value") (formerly, Dreyfus Large Company Value Portfolio), the MainStay VP Growth Portfolio ("Growth") (formerly, Eagle Asset Management Growth Equity Portfolio), the MainStay VP Government Portfolio ("Government"), the MainStay VP High Yield Corporate Bond Portfolio ("High Yield Corporate Bond"), the MainStay VP Developing Growth Portfolio ("Developing Growth") (formerly, Lord Abbett Developing Growth Portfolio), the MainStay VP Total Return Portfolio ("Total Return") and the MainStay VP Value Portfolio ("Value") (each a "Portfolio" and collectively the "Portfolios"). Each Portfolio offers Initial Class and Service Class shares, except the Cash Management, which offers only Initial Class shares. In many respects, each Portfolio resembles a separate fund. At the same time, in certain important respects, the Fund is treated as a single entity.

Shares of the Portfolios are currently offered to certain Separate Accounts to fund variable annuity policies and variable life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") (collectively, "Policies" and individually, "Policy").

The terms "shareholder" or "shareholders" in this Prospectus refer to the Separate Accounts, and the rights of the Separate Accounts as shareholders are different from the rights of an owner of a Policy ("Owner"). The rights of an Owner are described in the Policy. The current prospectus for the relevant Policy (which accompanies this Prospectus) describes the rights of the Separate Accounts as shareholders and the rights of an Owner. The Separate Accounts invest in shares of the Portfolios in accordance with allocation instructions received from Owners.

The current prospectus for the Policy describes the Policy and the relationship between changes in the value of shares of the Portfolios and the benefits payable under a Policy.

             Investment Objectives, Principal Investment Strategies
                        and Principal Risks: An Overview

This Prospectus discusses thirteen Portfolios which invest for varying combinations of income and capital appreciation. Each of the Portfolios pursues somewhat different strategies to achieve its objective. Under normal market conditions, the Equity Portfolios invest primarily in equity securities, the Income Portfolios invest primarily in debt securities, and Blended Portfolios invest in a mix of equity and fixed income securities. Each of the Portfolios is managed by New York Life Investment Management LLC ("NYLIM" or the "Manager"). NYLIM is responsible for the day-to- day portfolio management of two of the Portfolios and has retained subadvisors for eleven of the Portfolios. In times of unusual or adverse conditions, each Portfolio may invest for temporary or defensive purposes outside the scope of its principal investment focus.

Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When you buy stock in a corporation you become part owner. The Portfolios may buy equity securities through stock exchanges, such as the New York Stock Exchange, the American Stock Exchange, or foreign stock exchanges, or in the over-the-counter market. There are many different types of equity securities, including stocks, convertible securities, American Depositary Receipts and others. Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid.

Both governments and private companies may raise needed cash by issuing or selling debt securities to investors. The Portfolios may buy debt securities directly from those governments and companies or in the secondary trading markets. There are many different types of debt securities, including bonds, notes, debentures and others. Some pay fixed rates of return; others pay variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount to be paid at maturity. The amount of interest paid is subject to many variables, including creditworthiness of the issuer, length of maturity of the security, market factors, and the nature of the debt instrument. Each of the Portfolios described in this Prospectus invests in particular types of debt securities, consistent with its own investment objective and strategies which are described in the succeeding pages of this Prospectus.

NOT INSURED
An investment in the Portfolios is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Cash Management Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

YOU COULD LOSE MONEY
Before considering an investment in one or more of the Portfolios, you should understand that you could lose money.

NAV WILL FLUCTUATE
The value of Portfolio shares, also known as the net asset value ("NAV"), will fluctuate based on the value of the Portfolio's holdings. Security values change. Investment in common stocks and other equity securities is particularly subject to the risks of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of a Portfolio's holdings. In the case of debt securities, security values change when interest rates change. Generally when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up. Other factors, such as changes in how the market views the creditworthiness of an issuer, changes in economic or market conditions, changes in relative values of currencies, the risks inherent in management's ability to anticipate such changes, and changes in the average maturity of a Portfolio's investment, can also affect security values and Portfolio share price.

MORE INFORMATION
The next section of this Prospectus gives you more detailed information about the investment objectives, policies, principal investment strategies, principal risks and performance of each of the Portfolios offered in this Prospectus. Please review it carefully.

                   MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO

INVESTMENT OBJECTIVE -- The Capital Appreciation Portfolio's investment objective is to seek long-term growth of capital. Dividend income, if any, is an incidental consideration.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests in securities of U.S. companies with investment characteristics such as:

- participation in expanding product or service markets,

- increasing unit sales volume,

- increasing return on investment, and

- growth in revenues and earnings per share superior to that of the average of common stocks comprising indices such as the S&P 500(R) Index.

INVESTMENT PROCESS -- The Portfolio maintains a flexible approach towards investing in various types of companies as well as types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets.

As a result, the Portfolio may invest in other securities which, in the judgment of MacKay Shields LLC, the Portfolio's Subadvisor, are ready for a rise in price, or are expected to undergo an acceleration in growth of earnings. The latter could occur because of special factors, such as: new management, new products, changes in consumer demand or changes in the economy.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, a decline in unit sales volume, a decrease in investment returns, or a deceleration in revenue and earnings growth.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities, therefore, may carry above-average risk, compared to common stock indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one, five, and ten years compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


CAPITAL APPRECIATION PORTFOLIO --
INITIAL CLASS                         QUARTER/YEAR   RETURN
Highest Return/Best Quarter              4/98        26.65%
Lowest Return/Worst Quarter              1/01       -19.42%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                    1 YEAR   5 YEARS   10 YEARS
Capital Appreciation Portfolio --
  Initial Class                      4.16%   -8.91%      8.02%
  Service Class(1)                   3.90%   -9.14%      7.75%
S&P 500(R) Index(2)                 10.88%   -2.30%     12.07%
Russell 1000(R) Growth Index(3)      6.30%   -9.29%      9.59%

(1) Performance for the Service Class shares, first offered 6/5/03, includes historical performance of the Initial Class shares from 1/1/95 to 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.
(2) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.
(3) The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[Annual Total Returns Bar Chart]

95                                                                               35.78
96                                                                               18.75
97                                                                               23.49
98                                                                               38.14
99                                                                               25.41
00                                                                              -10.72
01                                                                              -23.22
02                                                                              -30.83
03                                                                               26.99
04                                                                                4.16

                   Annual Total Returns (12/31)-Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                            INITIAL   SERVICE
                                             CLASS     CLASS
                                            -------   -------
    Advisory Fee                             0.36%     0.36%
    Distribution and Service (12b-1) Fees    None      0.25%(1)
    Other Expenses (includes
    Administration Fee of 0.20%)             0.29%     0.29%
    Total Portfolio Operating Expenses       0.65%     0.90%

(1) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $66        $208        $362        $  810
  Service Class           $92        $287        $498        $1,108

                       MAINSTAY VP COMMON STOCK PORTFOLIO

INVESTMENT OBJECTIVE -- The Common Stock Portfolio's investment objective is to seek long-term growth of capital, with income as a secondary consideration.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in common stocks.

INVESTMENT PROCESS -- NYLIM, the Portfolio's Manager, will seek to identify companies that are considered to have a high probability of outperforming the S&P 500(R) Index over the following six to twelve months. The underlying process for selecting stocks is based on a quantitative process that ranks stocks based on traditional value measures, earnings quality and technical factors. On occasion, trading strategies that seek to realize returns over shorter periods may be employed. The Portfolio normally invests in common stocks of well-established US companies, primarily those with large-capitalizations. The Portfolio invests in companies with market capitalizations that, at the time of investment, are similar to companies in the S&P 500(R) Index and the Russell 1000 Index. The Portfolio is managed with a core orientation (including growth and value equities). NYLIM uses a bottom up approach that assesses stocks based on their individual strengths, rather than focusing on the underlying sectors/industries of those stocks or on general economic trends.

The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. S&P 500(R) is a trademark of The McGraw-Hill Companies, Inc. The market capitalizations of companies in this index fluctuate; as of the date of this prospectus, they range from $624 million to $381.9 billion. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The market capitalizations of companies in this Index fluctuate; as of the date of this prospectus, they range from $484 million to $381.3 billion.

NYLIM may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, NYLIM may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

The principal risk of investing in value stocks is that they may never reach what NYLIM believes is their full value or that they may even go down in value.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Portfolio) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


COMMON STOCK PORTFOLIO -- INITIAL
CLASS                                 QUARTER/YEAR   RETURN
Highest Return/Best Quarter              4/99        23.35%
Lowest Return/Worst Quarter              1/01       -15.25%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                     1 YEAR   5 YEARS   10 YEARS
Common Stock Portfolio--
  Initial Class                      10.90%   -3.18%     11.05%
  Service Class(1)                   10.62%   -3.42%     10.79%
S&P 500(R) Index(2)                  10.88%   -2.30%     12.07%
Russell 1000(R) Index(3)             11.40%   -1.76%     12.16%

(1) Performance for the Service Class shares, first offered 6/5/03, includes historical performance of the Initial Class shares from 1/1/95 to 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.
(2) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Total returns assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.

(3) The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[COMMON STOCK PORTFOLIO BAR CHART]

95                                                                               29.16
--                                                                               -----
96                                                                                24.5
97                                                                               26.75
98                                                                               26.59
99                                                                               29.96
00                                                                               -3.34
01                                                                              -17.09
02                                                                              -24.25
03                                                                               26.37
04                                                                                10.9

                   Annual Total Returns (12/31)-Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                           INITIAL   SERVICE
                                            CLASS     CLASS
                                           -------   -------
    Advisory Fee                            0.25%     0.25%
    Distribution and Service (12b-1) Fees   None      0.25%(1)
    Other Expenses
    (includes Administration Fee of
    0.20%)                                  0.28%     0.28%
    Total Portfolio Operating Expenses      0.53%     0.78%

(1) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $54        $170        $296         $665
  Service Class           $80        $249        $433         $966

                    MAINSTAY VP DEVELOPING GROWTH PORTFOLIO*

INVESTMENT OBJECTIVE -- The Developing Growth Portfolio's investment objective is to seek long-term growth of capital through a diversified and actively-managed portfolio consisting of developing growth companies, many of which are traded over the counter.

PRINCIPAL INVESTMENT STRATEGIES -- Normally, the Portfolio invests primarily in the common stocks of companies with above average long-range growth potential, particularly smaller companies considered to be in the developing growth phase. This phase is a period of swift development, when growth occurs at a rate rarely equaled by established companies in their mature years. The Portfolio looks for companies in this phase and, under normal circumstances, will invest at least 65% of its total assets in securities of such companies. Developing growth companies are almost always small, often young (in relation to the large companies which make up the S&P 500(R) Index), and their shares are frequently traded over the counter. A small company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 2000 Index, a widely-used benchmark for small-cap stock performance. As of January 31, 2005, the market capitalization range of the Index was $198 million to $6.32 billion. This range varies daily. Having, in the view of Lord, Abbett & Co. LLC, the Portfolio's Subadvisor, passed the pitfalls of the formative years, these companies may now be in a position to grow rapidly in their market. The Portfolio's Subadvisor uses a bottom-up stock selection process, which means that it focuses on the investment fundamentals of companies, rather than reacting to stock market events. However, the actual growth of a company cannot be foreseen and it may be difficult to determine in which phase a company is presently situated. In addition, the Portfolio may invest in companies which are in their formative years.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate which is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Although small-company stocks offer significant appreciation potential, they generally carry more risk than larger companies. Generally, small companies rely on limited product lines and markets, financial resources, or other factors, and may lack management depth or experience. This may make them more susceptible to setbacks or economic downturns.


Small-company stocks tend to be more volatile in price, have fewer shares outstanding and trade less frequently than other stocks. Therefore, small-company stocks often are subject to wider price fluctuations. Many small-company stocks are traded over the counter and are not traded in the volume typical of stocks listed on a national securities exchange.


Opportunities for greater gain often come with greater risk of loss. The stocks of developing growth companies may carry above-average risk compared to common stock indices such as the S&P 500(R) Index.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

---------------
* Formerly MainStay VP Lord Abbett Developing Growth Portfolio.

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

DEVELOPING GROWTH PORTFOLIO -- INITIAL CLASS  QUARTER/YEAR   RETURN
Highest Return/Best Quarter                      4/01         25.37%
Lowest Return/Worst Quarter                      3/02        -23.20%

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                                     SINCE
                                                   INCEPTION
                                1 YEAR   5 YEARS    5/1/98
Developing Growth Portfolio --
  Initial Class                   5.86%  -4.83%     -0.76%
  Service Class(1)                5.60%  -5.07%     -1.01%
S&P 500(R) Index(2)              10.88%  -2.30%      2.82%
Russell 2000(R) Growth
  Index(3)                       14.31%  -3.57%      1.06%

(1) Performance for the Service Class shares, first offered 6/5/03, includes historical performance of the Initial Class shares from 5/1/98 to 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.
(2) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.
(3) The Russell 2000(R) Growth Index measures the performance of those companies in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[LORD ABBETT DEVELOPING GROWTH PORTFOLIO BAR CHART]

99                                                                               32.19
00                                                                              -19.08
01                                                                               -7.34
02                                                                              -28.98
03                                                                               38.49
04                                                                                5.86

                   Annual Total Returns (12/31)-Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                           INITIAL   SERVICE
                                            CLASS     CLASS
                                           -------   -------
    Advisory Fee(1)                         0.60%     0.60%
    Distribution and Service (12b-1) Fees   None      0.25%(2)
    Other Expenses
    (includes Administration Fee of
    0.20%)                                  0.48%     0.48%
    Total Portfolio Operating Expenses      1.08%     1.33%

(1) NYLIM has voluntarily agreed to waive its Advisory Fee for the Portfolio to an annual percentage of the Fund's average daily net assets as follows:
    0.50% up to $200 million, 0.45% from $200 million to $500 million, 0.425% from $500 million to $1 billion and 0.50% in excess of $1 billion. NYLIM has voluntarily agreed to waive fees and/or reimburse the Portfolio for certain expenses so that total annual fund operating expenses do not exceed 1.15% of average daily net assets for Initial Class shares and 1.40% of average daily net assets for Service Class shares. These waivers and/or reimbursements may be discontinued at any time without notice.

(2) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $110       $343        $595        $1,317
  Service Class           $135       $421        $729        $1,601

                         MAINSTAY VP GROWTH PORTFOLIO*

INVESTMENT OBJECTIVE -- The Growth Portfolio's investment objective is to seek growth through long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in equity securities, and invests primarily in U.S. common stocks. A majority of the Growth Portfolio's assets will be invested in common stock of companies with market capitalizations greater than $5 billion at the time of purchase.

INVESTMENT PROCESS -- The Portfolio invests in common stocks that Eagle Asset Management, Inc., the Portfolio's Subadvisor, believes have sufficient long-term growth potential to offer above average long-term capital appreciation. Companies in which the Portfolio invests will normally have at least one of the following characteristics at the time of purchase:

- expected earnings-per-share growth greater than the average of the S&P 500(R) Index, or

- expected revenue growth greater than the average of the S&P 500(R) Index, or

- relatively high return on equity.

Those securities that satisfy these quantitative criteria are then subjected to extensive fundamental analysis which focuses primarily on:

- the sustainability of the company's competitive advantage,

- the strength of its management team and, in particular, whether it has suitable experience, a clearly articulated vision and a history of strategic execution, and

- the ability of the company to improve its market share and thereby drive earnings growth.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate which is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

---------------
* Formerly MainStay VP Eagle Asset Management Growth Equity Portfolio.

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


GROWTH PORTFOLIO -- INITIAL CLASS     QUARTER/YEAR   RETURN
Highest Return/Best Quarter               4/99       44.97%
Lowest Return/Worst Quarter               3/01      -21.11%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                                        SINCE
                                                       INCEPTION
                                    1 YEAR   5 YEARS   5/1/98
Growth Portfolio --
  Initial Class                     -2.32%   -7.57%      4.20%
  Service Class(1)                  -2.57%   -7.81%      3.92%
S&P 500(R) Index(2)                 10.88%   -2.30%      2.82%
Russell 1000(R) Growth Index(3)      6.30%   -9.29%     -0.43%

(1) Performance for the Service Class shares, first offered 6/6/03, includes historical performance of the Initial Class shares from 5/1/98 to 6/5/03, adjusted to reflect the fees and expenses for Service Class shares.

(2) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.
(3) The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[EAGLE ASSET MANAGEMENT GROWTH EQUITY PORTFOLIO BAR CHART]

99                                                                               65.50
00                                                                               -9.97
01                                                                              -16.56
02                                                                              -28.21
03                                                                               28.05
04                                                                               -2.32

                  Annual total returns (12/31) - Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                            INITIAL   SERVICE
                                             CLASS     CLASS
                                            -------   -------
    Advisory Fee(1)                          0.50%     0.50%
    Distribution and Service (12b-1) Fees    None      0.25%(2)
    Other Expenses
    (includes Administration Fee of 0.20%)   0.35%     0.35%
    Total Portfolio Operating Expenses       0.85%     1.10%

(1) The Advisory Fee for the Portfolio is an annual percentage of the Fund's average daily net assets as follows: 0.50% up to $200 million and 0.40% in excess of $200 million.
(2) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $ 87       $271        $471        $1,049
  Service Class           $112       $350        $606        $1,340

                       MAINSTAY VP BASIC VALUE PORTFOLIO*

INVESTMENT OBJECTIVE -- The Basic Value Portfolio's investment objective is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES -- Under normal circumstances, the Portfolio invests at least 80% of its assets in domestic and foreign large company stocks. Large company stocks are those with market capitalizations in excess of $5 billion. The Portfolio invests primarily in issuers that are characterized as "value" companies. Value companies are those The Dreyfus Corporation, the Portfolio's Subadvisor, believes are underpriced according to certain financial measurements of their intrinsic worth or business prospects, such as price to earnings or price to book ratios. Equity securities consist of common stocks, convertible securities and preferred stocks. Generally, the weighting in any one sector shall not be more than three times the respective S&P 500(R) Index weighting or 30% of the Portfolio. The Portfolio may overweight (or underweight) certain market sectors, which may cause the Portfolio's performance to be more (or less) sensitive to developments affecting those sectors.

INVESTMENT PROCESS -- In choosing stocks, the Subadvisor identifies potential investments through extensive quantitative and fundamental research. The Portfolio will focus on individual stock selection (a "bottom up" approach), emphasizing three key factors:

- value, or how a stock is valued relative to its intrinsic worth based on traditional measures,

- business health, or overall efficiency and profitability as measured by return on assets and return on equity, and

- business momentum, or the presence of a catalyst (such as corporate restructuring, change in management or spin-off) that will trigger a price increase near term to mid-term.

The Portfolio typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum or falls short of the Subadvisor's expectations.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

The principal risk of investing in value stocks is that the value stocks in which the Portfolio invests may never reach what the Subadvisor believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

In searching for attractive large company value stocks, the Portfolio may invest a portion of its assets in foreign securities, which will be subject to various risks of loss that are different from risks of investing in securities of U.S. based companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, changes in U.S. or foreign tax or currency laws, and changes in monetary policy. The risks are likely to be greater in emerging market countries than in developed market countries.

The Portfolio, at times, may invest in derivative securities, such as options and futures, and in foreign currencies. It may also sell short, which involves selling a security it does not own in anticipation of a decline in the market price of the security. When employed, these practices are used primarily to hedge the Portfolio's investments, but may be used to increase returns; however, such practices may reduce returns or increase volatility. Derivatives can be illiquid, and a small investment in certain derivatives could have a potentially large impact on the Portfolio's performance.

The Portfolio may purchase securities that are made available in IPOs (initial public offerings). The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the Portfolio's performance depends on a variety of factors, including the number of IPOs the Portfolio invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the Portfolio. As a portfolio's asset base increases, IPOs often have a diminished effect on such portfolio's performance.

The Portfolio can buy securities with borrowed money (a form of leverage), which could have the effect of magnifying the Portfolio's gains or losses.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

---------------
* Formerly MainStay VP Dreyfus Large Company Value Portfolio.

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of one broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


BASIC VALUE PORTFOLIO -- INITIAL
CLASS                                 QUARTER/YEAR   RETURN
Highest Return/Best Quarter              2/03        15.07%
Lowest Return/Worst Quarter              3/02       -18.14%

                        AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                                                                    SINCE
                                                                                  INCEPTION
                                                              1 YEAR    5 YEARS    5/1/98
Basic Value Portfolio --
  Initial Class                                                11.37%     2.27%       3.12%
  Service Class(1)                                             11.09%     2.02%       2.87%
S&P/Barra Value(R) Index(2)                                    15.71%     2.48%       3.95%

(1) Performance for the Service Class shares, first offered 6/5/03, includes historical performance of the Initial Class shares from 5/1/98 to 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.
(2) The S&P/Barra Value(R) Index is an unmanaged capitalization-weighted index of all stocks in the S&P 500(R) Index that have low price-to-book ratios. It is designed so that approximately 50% of the market capitalization of the S&P 500(R) Index is in the S&P/Barra Value(R) Index. You cannot invest directly in an index.

[BASIC VALUE PORTFOLIO BAR CHART]

99                                                                                6.73
00                                                                                6.59
01                                                                               -4.51
02                                                                              -22.86
03                                                                               27.95
04                                                                               11.37

                   Annual Total Returns (12/31)-Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                            INITIAL   SERVICE
                                             CLASS     CLASS
                                            -------   -------
    Advisory Fee(1)                          0.60%     0.60%
    Distribution and Service (12b-1) Fees    None      0.25%(2)
    Other Expenses
    (includes Administration Fee of 0.20%)   0.36%     0.36%
    Total Portfolio Operating Expenses       0.96%     1.21%

(1) The Advisory Fee for the Portfolio is an annual percentage of the Fund's average daily net assets as follows: 0.60% up to $250 million and 0.55% in excess of $250 million. NYLIM has voluntarily agreed to waive its Advisory Fee to 0.55% on assets up to $250 million and 0.50% on assets in excess of $250 million. If NYLIM's voluntary waiver had been in effect for the fiscal period ended December 31, 2004, the Advisory Fee would have been 0.55% and Total Annual Portfolio Operating Expenses would have been 0.91% for Initial Class shares and 1.16% for Service Class shares. This waiver may be discontinued at any time without notice.
(2) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $ 98       $306        $531        $1,178
  Service Class           $123       $384        $665        $1,466

                       MAINSTAY VP CONVERTIBLE PORTFOLIO

INVESTMENT OBJECTIVE -- The Convertible Portfolio's investment objective is to seek capital appreciation together with current income.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in "convertible securities" such as: bonds, debentures, corporate notes, preferred stocks or other securities that are convertible into common stock or the cash value of a stock or a basket or index of equity securities.

The Portfolio takes a flexible approach by investing in a broad range of securities of a variety of companies and industries. The Portfolio invests in high-yield debt securities and may invest without restriction in securities rated BB or B by S&P or Ba or B by Moody's.

The balance of the Portfolio may be invested in or held in non-convertible debt, equity securities that do not pay regular dividends, U.S. government securities and cash or cash equivalents.

INVESTMENT PROCESS -- In selecting convertible securities for purchase or sale, MacKay Shields, the Portfolio's Subadvisor takes into account a variety of investment considerations, including the potential return of the common stock into which the convertible security is convertible, credit risk, projected interest return and the premium for the convertible security relative to the underlying common stock.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, changes in credit risk, and changes in projected interest return.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risk inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. The total return for a convertible security will be partly dependent upon the performance of the underlying common stock into which it can be converted.

Convertible securities tend to be subordinate to other debt securities issued by the same company. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and/or principal payments. If an issuer stops making interest and/or principal payments, these securities may be worthless and the Portfolio could lose its entire investment.

In the case of debt securities, values change. The values of debt securities fluctuate depending upon various factors, including interest rates, issuer creditworthiness, market conditions, and maturities.

Principal investments include high-yield debt securities ("junk bonds") which are generally considered speculative because they present a greater risk of loss than higher quality debt securities. These securities pay investors a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can be also subject to greater price volatility.

Since the Portfolio invests in foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax or currency laws and changes in monetary policy. The risks are likely to be greater in emerging market countries than in developed market countries.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Portfolio) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


CONVERTIBLE PORTFOLIO -- INITIAL CLASS  QUARTER/YEAR   RETURN
Highest Return/Best Quarter                 4/99       18.33%
Lowest Return/Worst Quarter                 3/98      -11.30%

      AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                                 SINCE
                                               INCEPTION
                              1 YEAR  5 YEARS   10/1/96
Convertible Portfolio --
  Initial Class                6.11%    2.11%      8.59%
  Service Class(1)             5.85%    1.86%      8.33%
Merrill Lynch All(2)
  Convertible Securities
  Index                        9.61%    1.85%      9.20%
Credit Suisse First
  Boston(TM)
  Convertible Securities
  Index(3) (reflects no
  deduction for fees,
  expenses or taxes)           7.46%    1.74%      8.69%

(1) Performance for the Service Class shares, first offered 6/5/03, includes historical performance of the Initial Class shares from 10/1/96 to 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.
(2) The Merrill Lynch All Convertible Securities Index is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in the Index, bonds and preferred stocks must be convertible only to common stock and have a market value or original par value of at least $50 million. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[BAR CHART]

97                                                                               15.43
98                                                                                4.49
99                                                                               41.98
00                                                                               -5.02
01                                                                               -2.18
02                                                                               -7.91
03                                                                               22.23
04                                                                                6.11

                 Annual Total Returns (12/31) -- Initial Class

(3) The Credit Suisse First Boston(TM) Convertible Securities Index generally includes 250-300 issues--convertibles must have a minimum issue size of $50 million; bonds and preferreds must be rated B- or better by S&P; and preferreds must have a minimum of 500,000 shares outstanding. Eurobonds are also included if they are issued by U.S.-domiciled companies, rated B- or better by S&P, and have an issue size of greater than $100 million. Total returns assume the reinvestment of all income and capital gains. You cannot invest directly in an index. Credit Suisse First Boston discontinued publication of this index as of December 2004.

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                            INITIAL   SERVICE
                                             CLASS     CLASS
                                            -------   -------
    Advisory Fee                             0.36%     0.36%
    Distribution and Service (12b-1) Fees    None      0.25%(1)
    Other Expenses (includes
    Administration Fee of 0.20%)             0.30%     0.30%
    Total Portfolio Operating Expenses       0.66%     0.91%

(1) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $67        $211        $368        $  822
  Service Class           $93        $290        $504        $1,120

                     MAINSTAY VP INCOME & GROWTH PORTFOLIO*

INVESTMENT OBJECTIVE -- The Income & Growth Portfolio's investment objective is to seek dividend growth, current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests in equity securities of the 1,500 largest companies traded in the United States (ranked by market capitalization).

INVESTMENT PROCESS -- American Century Investment Management, Inc., the Portfolio's Subadvisor, uses quantitative management strategies in pursuit of the Portfolio's investment objective.

Quantitative management combines two investment approaches. The first is to rank stocks based on their relative attractiveness. The attractiveness of a stock is determined analytically by using a computer model to combine measures of a stock's value and measures of its growth potential. Examples of valuation measures include stock price to book value and stock price to cash flow ratios while examples of growth measures include the rate of growth of a company's earnings and changes in analysts' earnings estimates.

The second step is to use a technique referred to as portfolio optimization. Using a computer, the Subadvisor constructs a portfolio (i.e., company names and shares held in each) which seeks the optimal tradeoff between the risk of the portfolio relative to a benchmark (i.e., the S&P 500(R) Index) and the expected return of the portfolio as measured by the stock ranking model. With respect to the Portfolio, the portfolio optimization includes targeting a dividend yield that exceeds that of the S&P 500(R) Index.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings. Although current income is an objective for the Portfolio, if the stocks that make up the S&P 500(R) Index do not have a high dividend yield, then the Portfolio's dividend yield will not be high.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

---------------
* Formerly MainStay VP American Century Income & Growth Portfolio.

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

INCOME & GROWTH PORTFOLIO -- INITIAL CLASS          QUARTER/YEAR   RETURN
Highest Return/Best Quarter                            2/03         15.97%
Lowest Return/Worst Quarter                            3/02        -17.06%

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

                                                                                    SINCE
                                                                                  INCEPTION
                                                              1 YEAR    5 YEARS    5/1/98
Income & Growth Portfolio --
  Initial Class                                                12.65%   -0.96%      3.13%
  Service Class(1)                                             12.38%   -1.20%      2.87%
S&P 500(R) Index(2)                                            10.88%   -2.30%      2.82%

(1) Performance for the Service Class shares, first offered 6/13/03, includes historical performance of the Initial Class shares from 5/1/98 to 6/12/03, adjusted to reflect the fees and expenses for Service Class shares.
(2) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.


[BAR CHART]

99                                                                               17.49
00                                                                              -10.73
01                                                                               -8.50
02                                                                              -19.52
03                                                                               28.69
04                                                                               12.65

                 Annual Total Returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                            INITIAL   SERVICE
                                             CLASS     CLASS
                                            -------   -------
    Advisory Fee(1)                          0.50%     0.50%
    Distribution and Service (12b-1) Fees    None      0.25%(2)
    Other Expenses
    (includes Administration Fee of 0.20%)   0.40%     0.40%
    Total Portfolio Operating Expenses       0.90%     1.15%

(1) The Advisory Fee for the Portfolio is an annual percentage of the Fund's average daily net assets as follows: 0.50% up to $100 million, 0.45% from $100 million to $200 million and 0.40% in excess of $200 million.

(2) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $ 92       $287        $498        $1,108
  Service Class           $117       $365        $633        $1,398

                       MAINSTAY VP TOTAL RETURN PORTFOLIO

INVESTMENT OBJECTIVE -- The Total Return Portfolio's investment objective is to realize current income consistent with reasonable opportunity for future growth of capital and income.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests a minimum of 30% of its net assets in U.S. equity securities and a minimum of 30% of its net assets in U.S. debt securities.

INVESTMENT PROCESS -- Approximately one-half of the Portfolio's equity securities will normally consist of stocks of companies with growth in revenues and earnings per share superior to that of the average of common stocks comprising the S&P 500(R) Index at the time of purchase. The remainder of the Portfolio's equity securities will normally be invested in stocks that the Portfolio believes to be undervalued.

The Portfolio maintains a flexible approach towards investing in various types of companies as well as types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets.

It is contemplated that the Portfolio's long-term debt investments will typically consist of securities that are rated A or better by S&P or Moody's or, if unrated, deemed to be of comparable creditworthiness by MacKay Shields LLC, the Portfolio's Subadvisor. Principal debt investments include U.S. government securities, corporate bonds, and mortgage-related and asset-backed securities. The Portfolio may also enter into mortgage-dollar roll transactions.

In addition, of its investments in debt securities the Portfolio may purchase up to 20% in high-yield bonds and other debt securities rated below investment grade that the Portfolio's Subadvisor believes may provide capital appreciation in addition to income.

The Portfolio maintains a flexible approach by investing in a broad range of securities, which may be diversified by company, industry and type.

The Subadvisor may sell a security, if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell an equity security, the Subadvisor may evaluate, among other things, meaningful changes in the issuer's financial condition, including a deceleration in revenue and earnings growth. In considering whether to sell a debt security, the Subadvisor may evaluate, among other things, a decline in the security's rating by S&P or Moody's.

PRINCIPAL RISKS -- Since the Portfolio may allocate its assets among equity and debt securities, it has some exposure to the risks of both stocks and bonds. Investment in common stocks and other equity securities is particularly subject to the risks of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities, therefore, may carry above-average risk, compared to common stock indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.


The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.


The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).


In the case of debt securities, values change. The values of debt securities fluctuate depending upon various factors, including: interest rates, issuer creditworthiness, prepayment market conditions, and maturities.


The Portfolio's principal investments can include high-yield debt securities ("junk bonds") which are generally considered speculative because they present a greater risk of loss, including default, than higher-quality debt securities. These securities pay a premium -- a higher interest rate or yield -- because of this increased risk of loss. These securities can be also subject to greater price volatility.


Consistent with its principal investment strategies, the Portfolio's investments include derivatives such as mortgage-related and asset-backed securities. The Portfolio may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Portfolio may lose money using derivatives.

The principal risk of mortgage-dollar rolls is that the security the Portfolio receives at the end of the transaction may be worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction.


Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).


THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of three broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

TOTAL RETURN PORTFOLIO -- INITIAL CLASS        QUARTER/YEAR   RETURN
Highest Return/Best Quarter                        4/98       16.87%
Lowest Return/Worst Quarter                        1/01      -10.87%

           AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                        1 YEAR   5 YEARS  10 YEARS
Total Return Portfolio --
 Initial Class                            6.37%  -1.93%     8.62%
 Service Class(1)                         6.10%  -2.17%     8.35%
S&P 500(R) Index(2)                      10.88%  -2.30%    12.07%
Total Return Growth Composite Index(3)    5.63%  -2.20%     9.38%
Total Return Core Composite Index(4)      8.61%   2.33%    10.72%

(1) Performance for the Service Class shares, first offered 6/4/03, includes historical performance of the Initial Class shares from 1/1/95 to 6/3/03, adjusted to reflect the fees and expenses for Service Class shares.
(2) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.
(3) The Total Return Growth Composite Index is comprised of the Russell 1000(R) Growth Index and the Lehman Brothers(R) Aggregate Bond Index weighted 60%/40%, respectively. The Russell 1000(R) Growth Index measures the performance of those companies in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth values. The Lehman Brothers(R) Aggregate Bond Index includes fixed-rate debt issues rated investment grade or higher by Moody's, S&P or Fitch. All issues must have at least one year left to maturity and have an outstanding par value of at least $100 million. The Index is comprised of the Lehman Brothers(R) Government/Corporate, the Mortgage-Back Securities, and the Asset-Backed Securities Indices. Total returns assume reinvestment of all income and capital gains. You cannot invest directly in an index.

[BAR CHART]

95                                                                               28.33
96                                                                               12.08
97                                                                               17.79
98                                                                               27.13
99                                                                               17.02
00                                                                               -4.36
01                                                                              -10.69
02                                                                              -16.57
03                                                                               19.68
04                                                                                6.37

                 Annual total returns (12/31) -- Initial Class

(4) The Total Return Core Composite Index is comprised of the Russell 1000(R) Index and the Lehman Brothers(R) Aggregate Bond Index weighted 60%/40%, respectively. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. Total returns assume reinvestment of all income and capital gains. You cannot invest directly in an index.

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                           INITIAL   SERVICE
                                            CLASS     CLASS
                                           -------   -------
    Advisory Fee                            0.32%     0.32%
    Distribution and Service (12b-1) Fees   None      0.25%(1)
    Other Expenses
    (includes Administration Fee of
    0.20%)                                  0.30%     0.30%
    Total Portfolio Operating Expenses      0.62%     0.87%

(1) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $63        $199        $346        $  774
  Service Class           $89        $278        $482        $1,073

                          MAINSTAY VP VALUE PORTFOLIO

INVESTMENT OBJECTIVE -- The Value Portfolio's investment objective is to realize maximum long-term total return from a combination of capital growth and income.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 65% of its total assets in common stocks that MacKay Shields LLC, the Portfolio's Subadvisor, believes were "undervalued" (selling below their value) when purchased; typically pay dividends, although there may be non-dividend paying stocks if they meet the "undervalued" criteria; and are listed on a national securities exchange or are traded in the over-the-counter market.

INVESTMENT PROCESS -- The Portfolio normally invests in U.S. common stocks that:

  - MacKay Shields, the Portfolio's Subadvisor, believes are "undervalued" (selling below their value) when purchased,

  - typically pay dividends, although there may be non-dividend paying stocks if they meet the "undervalued" criterion, and

  - are listed on a national securities exchange or are traded in the over-the-counter market.

Usually, stocks deemed by the Subadvisor to be at full value will be replaced with new, "undervalued" stocks. When assessing whether a stock is undervalued, the Subadvisor considers many factors and will compare the stock's market price to:

  - the company's cash flow and interest coverage ratios,

  - the company's book value,

  - estimated value of the company's assets (liquidation value), and

  - growth rates and future earnings.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Portfolio) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


VALUE PORTFOLIO -- INITIAL CLASS        QUARTER/YEAR   RETURN
Highest Return/Best Quarter                 4/03       14.03%
Lowest Return/Worst Quarter                 3/02      -22.44%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                                         SINCE
                                                       INCEPTION
                                    1 YEAR   5 YEARS    5/1/95
Value Portfolio --
  Initial Class                     11.28%    4.87%      9.17%
  Service Class(1)                  11.01%    4.61%      8.90%
S&P 500(R) Index(2)                 10.88%   -2.30%     11.10%
Russell 1000(R) Value Index(2)      16.49%    5.27%     12.90%

(1) Performance for the Service Class Shares, first offered 6/4/03, includes historical performance of the Initial Class shares from 5/1/95 to 6/3/03, adjusted to reflect the fees and expenses for Service Class shares.

(2) The S%P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.

(3) The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those companies in the Russell 1000(R) Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market


[BAR CHART]

96                                                                               23.22
97                                                                               22.89
98                                                                               -4.14
99                                                                                8.80
00                                                                               12.89
01                                                                                0.40
02                                                                              -21.05
03                                                                               27.37
04                                                                               11.28

                 Annual total returns (12/31) -- Initial Class

  capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                          INITIAL    SERVICE
                                           CLASS      CLASS
                                          -------    -------
    Advisory Fee                           0.36%      0.36%
    Distribution and Service (12b-1)
      Fees                                 None       0.25%(1)
    Other Expenses
    (includes Administration Fee of
    0.20%)                                 0.29%      0.29%
    Total Portfolio Operating Expenses     0.65%      0.90%

(1) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $66        $208        $362        $  810
  Service Class           $92        $287        $498        $1,108

                           MAINSTAY VP BOND PORTFOLIO

INVESTMENT OBJECTIVE -- The Bond Portfolio's investment objective is to seek the highest income over the long term consistent with preservation of principal.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in bonds, which include all types of debt securities such as:

- debt or debt-related securities issued or guaranteed by the U.S. or foreign governments, their agencies or instrumentalities;

- obligations of international or supranational entities;

- debt securities issued by U.S. or foreign corporate entities;

- zero coupon bonds;

- mortgage-related and other asset-backed securities; and

- loan participation agreements.

The effective maturity of this portion of the Portfolio's holdings will usually be in the intermediate range (three to ten years), although it may vary depending on market conditions as determined by NYLIM, the Portfolio's Manager.

At least 65% of the Portfolio's total assets will be invested in debt securities rated Baa or better by Moody's or BBB or better by S&P when purchased, or if unrated, determined by the Manager to be of comparable quality.

As part of the Portfolio's principal investment strategies, the Manager may use investment practices such as mortgage dollar rolls and portfolio securities lending.

INVESTMENT PROCESS -- In pursuing the Portfolio's investment strategy, the Portfolio's Manager conducts a continuing review of yields and other information derived from a data base which it maintains in managing fixed-income portfolios.

Fundamental economic cycle analysis, credit quality and interest rate trends are the principal factors considered by the Manager in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within the Portfolio's investment portfolio. Maturity shifts are based on a set of investment decisions that take into account a broad range of fundamental and technical indicators.

Consistent with its principal investment strategy, the Portfolio may purchase debt securities of U.S. issuers, including derivatives such as mortgage-related and asset-backed securities. Commercial paper must be, when purchased, rated Prime-1 by Moody's or A-1 by S&P, or if unrated, determined by the Manager to be of comparable quality. The Portfolio's principal investments may have fixed or floating rates of interest.

The Manager may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Manager may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

PRINCIPAL RISKS -- The value of debt securities fluctuate depending upon various factors, including interest rates, issuer creditworthiness, prepayment, market conditions and maturities. Investments in the Portfolio are not guaranteed even though some of the Portfolio's investments are guaranteed by the U.S. government or its agencies or instrumentalities.

Investments in loan participation interests are subject to the risk that there may not be a readily available market which in some cases could result in the Portfolio disposing of such security at a substantial discount from face value or holding such security until maturity. In addition, the credit risk associated with investments in loan participation interests may include the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Portfolio purchased such loan participation interests.

Since the Portfolio can invest in foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. based companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, changes in U.S. or foreign tax or currency laws, and changes in monetary policy.

The Portfolio's investments include derivatives such as floaters and mortgage-related and asset-backed securities. The Portfolio may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Portfolio may lose money using derivatives. The derivatives may increase the volatility of the Portfolio's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.

The Portfolio's use of investment practices such as mortgage dollar rolls and securities lending also presents certain risks. The principal risk of mortgage dollar roll transactions is that the security the Portfolio receives at the end of the transaction is worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction. The principal risk of securities lending is that the financial institution that borrows securities from the Portfolio could go bankrupt and the Portfolio might not be able to recover the securities or their value.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


BOND PORTFOLIO -- INITIAL CLASS          QUARTER/YEAR  RETURN
Highest Return/Best Quarter                  2/95       6.37%
Lowest Return/Worst Quarter                  1/96      -2.56%

        AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                  1 YEAR  5 YEARS  10 YEARS
Bond Portfolio --
  Initial Class                    4.09%   7.41%    7.35%
  Service Class(1)                 3.83%   7.14%    7.08%
Merrill Lynch Corporate and
  Government Master Index(2)       4.15%   7.95%    7.78%
Lehman Brothers(R) Aggregate
  Bond Index(3)                    4.34%   7.71%    7.72%

(1) Performance for the Service Class shares, first offered 6/4/03, includes historical performance of the Initial Class shares from 1/1/95 to 6/3/03, adjusted to reflect the fees and expenses for Service Class shares.
(2) The Merrill Lynch Corporate and Government Master Index is an unmanaged index consisting of issues of the U.S. government and its agencies as well as investment-grade corporate securities. Results assume the reinvestment of all income and capital gains distributions. You cannot invest directly in an index.
(3) The Lehman Brothers(R) Aggregate Bond Index (the "Aggregate Index") includes the following other Lehman Brothers(R) indexes: the Govern-

[BAR CHART]

95                                                                               18.31
96                                                                                2.05
97                                                                                9.65
98                                                                                9.12
99                                                                               -1.53
00                                                                                9.82
01                                                                                9.27
02                                                                                9.48
03                                                                                4.52
04                                                                                4.09

                 Annual Total Returns (12/31) -- Initial Class

ment/Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Aggregate Index, securities must be investment grade quality or higher, have at least one year to maturity, and have an outstanding par value of at least $100 million. You cannot invest directly in an index.

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                            INITIAL   SERVICE
                                             CLASS     CLASS
                                            -------   -------
    Advisory Fee                             0.25%     0.25%
    Distribution and Service (12b-1) Fees    None      0.25%(1)
    Other Expenses
    (includes Administration Fee of 0.20%)   0.29%     0.29%
    Total Portfolio Operating Expenses       0.54%     0.79%

(1) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, and that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $55        $173        $302         $677
  Service Class           $81        $252        $439         $978

                        MAINSTAY VP GOVERNMENT PORTFOLIO

INVESTMENT OBJECTIVE -- The Government Portfolio's investment objective is to seek a high level of current income, consistent with safety of principal.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in U.S. government securities. It may invest up to 20% of its net assets in mortgage-related and asset-backed securities or other securities that are not U.S. government securities. Mortgage-related securities (including mortgage-backed securities) are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers. Asset-backed securities are debt securities whose values are based on underlying pools of credit receivables.

INVESTMENT PROCESS -- In pursuing the Portfolio's investment strategies, MacKay Shields LLC, the Portfolio's Subadvisor, uses a combined approach to investing, analyzing economic trends, as well as factors pertinent to particular issuers and securities.

The Portfolio's principal investments are debt securities issued or guaranteed by the U.S. government and its agencies and instrumentalities. These securities include U.S. Treasury bills (maturing in one year or less), notes (maturing in 1-10 years) and bonds (generally maturing in 10 or more years), and Government National Mortgage Association mortgage-backed certificates and other U.S. government securities representing ownership interests in mortgage pools such as securities issued by the Federal National Mortgage Association and by the Federal Home Loan Mortgage Corporation. Principal investments also include floaters as well as money market instruments and cash equivalents. Floaters are debt securities with a variable interest rate that is tied to another interest rate such as a money market index or Treasury bill rate. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. As part of the Portfolio's principal strategies, the Subadvisor may use a variety of investment practices such as mortgage dollar roll transactions, transactions on a when-issued basis and portfolio securities lending. In a mortgage dollar roll transaction the Portfolio sells a mortgage-backed security from its portfolio to another party, and agrees to buy a similar security from the same party at a later date. A when-issued security is a security that, although authorized, has not yet been issued. The price (or yield) of such security is fixed at the time of purchase but delivery and payment take place at a later date.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy and meaningful changes in the issuer's financial condition.

PRINCIPAL RISKS -- The value of debt securities fluctuate depending upon various factors, including interest rates, issuer creditworthiness, prepayment, market conditions and maturities.

You could lose money by investing in the Portfolio. Investments in the Portfolio are not guaranteed, even though some of the Portfolio's investments are guaranteed by the U.S. government or its agencies or instrumentalities.

Principal investments also include derivatives, such as mortgage-related and asset-backed securities. The Portfolio may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Portfolio may lose money using derivatives. The use of derivatives may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of risk assumed.

The Portfolio's use of investment practices such as mortgage dollar rolls, forward commitments, transactions on a when-issued basis and securities lending also presents certain risks. The principal risk of mortgage-dollar roll transactions is that the security the Portfolio receives at the end of the transaction is worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction. The principal risk of transactions involving when-issued securities is that the security will be worth less when it is issued or received than the price the Portfolio agreed to pay when it made the commitment. The principal risk of securities lending is that the financial institution that borrows securities from the Portfolio could go bankrupt and the Portfolio might not be able to recover the securities or their value.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Portfolio) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


GOVERNMENT PORTFOLIO -- INITIAL CLASS   QUARTER/YEAR  RETURN
Highest Return/Best Quarter                 2/95       5.52%
Lowest Return/Worst Quarter                 2/04      -2.74%

         AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                   1 YEAR   5 YEARS   10 YEARS
Government Portfolio --
  Initial Class                    3.33%     6.71%     6.84%
  Service Class(1)                 3.07%     6.45%     6.57%
Lehman Brothers Government Bond
  Index(2)                         3.48%     7.48%     7.46%

(1) Performance for the Service Class shares, first offered 6/4/03, includes historical performance of the Initial Class shares from 1/1/95 to 6/3/03, adjusted to reflect the fees and expenses for Service Class shares.
(2) The Lehman Brothers(R) Government Bond Index is an unmanaged index comprised of all publicly issued, nonconvertible, domestic debt of the U.S. government or any of its agencies, quasi-federal

[BAR CHART]

95                                                                               16.72
96                                                                                2.28
97                                                                                9.48
98                                                                                9.00
99                                                                               -1.74
00                                                                               12.22
01                                                                                6.64
02                                                                                9.85
03                                                                                1.88
04                                                                                3.33

                 Annual Total Returns (12/31) -- Initial Class

corporations, or corporate debt guaranteed by the U.S. government. Total returns assume the reinvestment of all income and capital gains. You cannot invest directly in an index.

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                            INITIAL   SERVICE
                                             CLASS     CLASS
                                            -------   -------
    Advisory Fee                             0.30%     0.30%
    Distribution and Service (12b-1) Fees    None      0.25%(1)
    Other Expenses
    (includes Administration Fee of 0.20%)   0.29%     0.29%
    Total Portfolio Operating Expenses       0.59%     0.84%

(1) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $60        $189        $329        $  738
  Service Class           $86        $268        $466        $1,037

                MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO

INVESTMENT OBJECTIVES -- The High Yield Corporate Bond Portfolio's investment objective is to maximize current income through investment in a diversified portfolio of high yield, high risk debt securities which are ordinarily in the lower rating categories of recognized rating agencies (that is, rated Baa to B by Moody's or BBB to B by S&P). Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES -- Under normal circumstances, the Portfolio invests at least 80% of its assets in high yield corporate debt securities, including all types of high yield domestic and foreign corporate debt securities that are rated below investment grade by Moody's or S&P or that are unrated but that are considered by MacKay Shields LLC, the Portfolio's Subadvisor, to be of comparable quality.

INVESTMENT PROCESS -- In pursuing the Portfolio's investment strategy, the Subadvisor seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Portfolio's principal investments include domestic corporate debt securities, Yankee (dollar-denominated) debt securities, zero coupon bonds and U.S. government securities. The Fund's high-yield investments may also include convertible corporate bonds and loan participation interests (eg., bank debt). Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest. They are issued at a significant discount to face value and tend to be more volatile than conventional debt securities. The Portfolio may invest up to 20% of its net assets in equity securities and may invest up to 20% of its net assets in securities rated lower than B by Moody's and S&P.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, meaningful changes in the issuer's financial condition and competitiveness.

PRINCIPAL RISKS -- The value of debt securities fluctuates depending upon various factors, including interest rates, issuer creditworthiness, market conditions and maturities. Investment in common stocks and other equity securities is particularly subject to risks of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

The Portfolio principally invests in high yield debt securities ("junk bonds") which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can be also subject to greater price volatility.

Since the Portfolio invests in foreign securities, it can be subject to various risks of loss that are different from the risks of investing in securities of U.S. companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax or currency laws, and changes in monetary policy. These risks are likely to be greater in emerging market countries than in developed market countries.

Investments in loan participation interests are subject to the risk that there may not be a readily available market which in some cases could result in the Portfolio disposing of such security at a substantial discount from face value or holding such security until maturity. In addition, the credit risk associated with investments in loan participation interests may include the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Portfolio purchased such loan participation interests.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Portfolio) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


HIGH YIELD CORPORATE BOND PORTFOLIO --
 INITIAL CLASS                          QUARTER/YEAR  RETURN
Highest Return/Best Quarter                 2/03      12.05%
Lowest Return/Worst Quarter                 4/00      -7.85%

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

                                                                                   SINCE
                                                                                 INCEPTION
                                                              1 YEAR   5 YEARS    5/1/95
High Yield Corporate Bond Portfolio -- Initial Class          12.72%    9.15%       10.44%
  Service Class(1)                                            12.44%    8.90%       10.19%
Credit Suisse First Boston(TM) High Yield Index(2)            11.95%    8.17%        8.17%

(1) Performance for the Service Class shares, first offered 6/4/03, includes historical performance of the Initial Class shares from 5/1/95 to 6/3/03, adjusted to reflect the fees and expenses for Service Class shares.
(2) The Credit Suisse First Boston(TM) High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by S&P and Baa by Moody's. Total returns assume reinvestment of all income and capital gains. You cannot invest directly in an index.

[BAR CHART]

96                                                                               17.16
97                                                                               13.03
98                                                                                2.66
99                                                                               12.84
00                                                                               -5.87
01                                                                                4.91
02                                                                                2.05
03                                                                               36.37
04                                                                               12.72

                 Annual Total Returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                            INITIAL   SERVICE
                                             CLASS     CLASS
                                            -------   -------
    Advisory Fee                             0.30%     0.30%
    Distribution and Service (12b-1) Fees    None      0.25%(1)
    Other Expenses
    (includes Administration Fee of 0.20%)   0.29%     0.29%
    Total Portfolio Operating Expenses       0.59%     0.84%

(1) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $60        $189        $329        $  738
  Service Class           $86        $268        $466        $1,037

                     MAINSTAY VP CASH MANAGEMENT PORTFOLIO

INVESTMENT OBJECTIVE -- The Cash Management Portfolio's investment objective is to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES -- MacKay Shields LLC is the Portfolio's Subadvisor. The Portfolio invests in short-term dollar-denominated securities, maturing in 397 days (13 months) or less. The weighted average portfolio maturity will not exceed 90 days. These securities may include U.S. government securities; bank and bank holding company obligations, such as CDs and bankers' acceptances; commercial paper, which is short-term, unsecured loans to corporations; other corporate loans of one year or less; and dollar-denominated loans to U.S. and foreign issuers and securities of foreign branches of U.S. banks and foreign banks, such as negotiable CDs, also known as Eurodollars. These securities may be variable rate notes, floating rate notes and mortgage-related and asset-backed securities. Mortgage-related securities (including mortgage-backed securities) are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers. The values of asset-backed securities are based on underlying pools of other receivables. Variable rate notes are debt securities that provide for periodic adjustments in their interest rate. Floaters are debt securities with a floating rate of interest that is tied to another interest rate such as a money market index or Treasury bill rate. All securities purchased by the Portfolio must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940 which are designed to mitigate the risk of loss. There must be a reasonable expectation that at any time until the final maturity of a floating or variable rate instrument or the period remaining until the principal amount can be recovered through demand, the market value of the floating or variable rate instrument will approximate its amortized cost.

PRINCIPAL RISKS -- An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. This could occur because of highly unusual market conditions or a sudden collapse in the creditworthiness of a company once believed to be an issuer of high-quality, short-term securities.


Since the Portfolio invests in dollar-denominated foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. based issuers. These include political and economic instability, less publicly available issuer information and changes in U.S. or foreign tax or currency laws.


The Portfolio's principal investments include derivatives such as variable rate instruments, floaters and mortgage-related and asset-backed securities. If the Subadvisor is wrong about its creditworthiness assessments, expectations of changes in interest rates or market conditions, as a result of an investment or its use of derivatives the Portfolio could suffer a loss.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


CASH MANAGEMENT PORTFOLIO -- INITIAL
CLASS                                 QUARTER/YEAR   RETURN
Highest Return/Best Quarter              3/00         1.56%
Lowest Return/Worst Quarter              1/04         0.14%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                     1 YEAR   5 YEARS   10 YEARS
Cash Management Portfolio --
  Initial Class                      0.85%     2.53%       3.84%
Lipper Money Market Funds Index(1)   0.78%     2.47%       3.78%

(1) The Lipper Money Market Funds Index is an equally weighted performance index adjusted for capital gains distributions and income dividends of the largest qualifying funds in the investment objective. The funds invest in high-quality financial instruments rated in the top two grades with a dollar-weighted average maturity of less than 90 days.

[BAR CHART]

95                                                                               5.59
96                                                                               4.95
97                                                                               5.25
98                                                                               5.18
99                                                                               4.84
00                                                                               6.06
01                                                                               3.84
02                                                                               1.36
03                                                                               0.67
04                                                                               0.85

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                      INITIAL
                                       CLASS
                                      -------
Advisory Fee(1)                          0.25%
Distribution and Service (12b-1)
  Fees                                   None
Other Expenses
(includes Administration Fee of
0.20%)                                   0.30%
Total Portfolio Operating Expenses       0.55%

(1) The advisory fee for the Portfolio is an annual percentage of the Fund's average daily net assets as follows: 0.25% up to $500 million and 0.20% in excess of $500 million.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $56        $176        $307         $689

                              INVESTMENT POLICIES

--------------------------------------------------------------------------------

The discussion of Principal Investment Strategies for some of the Portfolios states that the relevant Portfolio invests, under normal circumstances, at least 80% of its assets in a particular type of investment. For these purposes, "assets" means the Portfolio's net assets plus any borrowings for investment purposes. The 80% requirement must be complied with at the time the Portfolio invests its assets. Accordingly, where a Portfolio no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings but would have to make any new investments in such as way as to bring the portfolio into compliance with the 80% requirement. Contract holders will receive at least 60 days prior notice of any change in the policy of a Portfolio to invest at least 80% of its assets in the manner described above.

When the discussion states that the Portfolio invests "primarily" in a certain type or style of investments, this normally means that the Portfolio will invest, under normal circumstances, at least 65% of its assets (as defined above) in that type or style of investments.

                   MORE ABOUT INVESTMENT STRATEGIES AND RISKS

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Information about each Portfolio's principal investments, investment practices and principal risks appears at the beginning of the Prospectus. The information below further describes the investment practices and risks pertinent to one or more of the Portfolios. Additional information about the investment practices of the Portfolios and risks pertinent to these practices is included in the Statement of Additional Information (SAI) (see the back cover of this Prospectus).

DERIVATIVE SECURITIES

The value of derivatives is based on certain underlying equity or fixed-income securities, interest rates, currencies or indices. They may be hard to sell and are very sensitive to changes in the underlying security, interest rate, currency or index, and as a result can be highly volatile. If the Manager or Subadvisor is wrong about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss.

In addition, the leverage associated with inverse floaters, a type of derivative, may result in greater volatility in their market value than other income-producing securities. With respect to mortgage-backed and asset-backed securities, if interest rates fall, the underlying mortgages and debt may be paid off, reducing the value of a Portfolio's investments.

FOREIGN SECURITIES

Foreign securities are issued by companies organized outside the U.S. and are traded in markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing. For example, foreign investments could be more difficult to sell than U.S. investments. They also may subject a Portfolio to risks different from investing in domestic securities. Investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investment in emerging market countries presents risks in greater degree than those presented by investment in foreign issuers in countries with developed securities markets and more advanced regulatory systems.

Some foreign securities may be issued by companies organized outside the U.S. and are traded only or primarily in trading markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing. Some foreign securities may be issued by companies organized outside the U.S. but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, American Depositary Receipts and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are not subject to all the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities traded in U.S. securities markets.

Many of the foreign securities in which the Portfolios invest will be denominated in foreign currencies. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Portfolios' assets. However, a Portfolio may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques."

LENDING OF PORTFOLIO SECURITIES

Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board of Directors. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, a Manager or Subadvisor will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

LOAN PARTICIPATION INTERESTS

Loan participation interests, also referred to as "Participations," are fractional interests in an underlying corporate loan and may be purchased from an agent bank, co-lenders, or other holders of Participations. There are three types of Participations which a Portfolio may purchase. A Participation in a novation of a corporate loan involves a Portfolio assuming all the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. Second, a Portfolio may purchase a Participation in an assignment of all or a portion of a lender's interest in a corporate loan, in which case a Portfolio may be required generally to rely on the assigning lender to demand payment and to enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the underlying corporate loan. Third, a Portfolio may also purchase a Participation in a portion of the rights of a lender in a corporate loan, in which case, a Portfolio will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights against the agent bank or borrower. The Portfolio must rely on the lending institution for that purpose.

The principal credit risk associated with acquiring Participations from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. A Portfolio may incur additional credit risk, however, when it is in the position of participant rather than co-lender because the Portfolio must then assume the risk of insolvency of the co-lender from which the Participation was purchased and that of any person interposed between the Portfolio and the co-lender.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

Mortgage-backed and asset-backed securities are derivative securities whose value is based on underlying pools of loans that may include interests in pools of lower-rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The Manager's or the Subadvisor's ability to correctly forecast interest rates and other economic factors will impact the success of investments in mortgage-backed and asset-backed securities. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and, if the security has been purchased at a premium, the amount of some or all of the premium may be lost in the event of prepayment.

RISK MANAGEMENT TECHNIQUES

Various techniques can be used to increase or decrease a Portfolio's exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

These practices can be used in an attempt to adjust the risk and return characteristics of their portfolios of investments. When a Portfolio uses such techniques in an attempt to reduce risk it is known as "hedging." If a Portfolio's Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

SWAP AGREEMENTS

Certain of the Portfolios may enter into interest rate, index and currency exchange rate swap agreements to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding that desired return.

Whether a Portfolio's use of swap agreements will be successful will depend on whether the Manager or the Subadvisor correctly predicts movements in interest rates, indices and currency exchange rates. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, with swap agreements the other party could go bankrupt and a Portfolio could lose the value of the security it should have received in the swap.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

Debt securities are often issued on a when-issued basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. During the period between purchase and settlement, no payment is made by the Portfolio and no interest accrues to the Portfolio. The market value of the when-issued securities on the settlement date may be more or less than the purchase price payable at settlement date. Similarly, a Portfolio may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedures and risks exist for forward commitments as for when-issued securities.

RISKS OF INVESTING IN HIGH YIELD DEBT
("JUNK BONDS")

High yield debt securities rated lower than Baa by Moody's or BBB by S&P or, if not rated, determined to be of equivalent quality by the Manager or Subadvisor are sometimes referred to as junk bonds and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

TEMPORARY DEFENSIVE INVESTMENTS

In times of unusual or adverse conditions, for temporary defensive purposes, or for liquidity purposes, each Portfolio may invest outside the scope of its principal investment focus. During such times, a Portfolio may not invest in accordance with its investment objective or investment strategies and, as a result, there is no assurance that the Portfolio will achieve its investment objective. Under such conditions, each Portfolio may invest without limit in money market and other investments. In addition, under such conditions, the International Equity Portfolio may invest without limit in equity securities of U.S. issuers and bonds and the High Yield Corporate Bond Portfolio may invest without limit in securities rated A or higher by Moody's or S&P and in U.S. government securities.

PORTFOLIO TURNOVER

Portfolio turnover measures the amount of trading a Portfolio does during the year. Due to their trading strategies, some of the Portfolios may experience a portfolio turnover rate of over 100%. Portfolio turnover information for each Portfolio is found in the Financial Highlights section. The use of certain investment strategies may generate increased portfolio turnover. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Portfolio).

                          THE FUND AND ITS MANAGEMENT

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The Fund's Directors oversee the actions of the Manager and subadvisors and decide on general policies. The Board also oversees the Funds officers, who conduct and supervise the daily business of the Fund.

     THE MANAGER

New York Life Investment Management LLC ("NYLIM" or the "Manager"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054, is the Manager to each Portfolio. NYLIM was formed as an independently managed indirect wholly-owned subsidiary of New York Life Insurance Company in April 2000. As of December 31, 2004, NYLIM and its affiliates managed approximately $189 billion in assets.

In conformity with the stated policies of the Portfolios, NYLIM administers each Portfolio's business affairs and manages the investment operations of each Portfolio and the composition of the portfolio of each Portfolio, subject to the supervision of the Board of Directors. These advisory services are provided pursuant to an Investment Advisory Agreement. NYLIM, with the approval of the Board of Directors, may select and employ Subadvisors and, if it does so, NYLIM monitors the Subadvisors' investment programs and results, and coordinates the investment activities of the Subadvisors to help ensure compliance with regulatory restrictions. The Subadvisors, subject to the supervision of NYLIM, are responsible for deciding which portfolio securities to purchase and sell for their respective Portfolios and for placing those Portfolios' portfolio transactions. NYLIM pays the fees of each Portfolio's Subadvisor. The Subadvisory Agreements can be terminated by NYLIM or by the Board of Directors, in which case the Subadvisors would no longer manage the Portfolio. NYLIM manages directly two Portfolios and retains Subadvisors for the remaining Portfolios as described below.

NYLIM also provides administrative services to each of the Portfolios. NYLIM provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolios excluding those maintained by the Portfolios' Custodian, except those as to which NYLIM has supervisory functions, and other than those being maintained by NYLIM or the Subadvisors. NYLIM pays the salaries and expenses of all personnel affiliated with the Portfolios, and all the operational expenses that are not the responsibility of the Portfolios, including the fees paid to the Subadvisor. These services are provided pursuant to a separate Administration Agreements.

The 13 Portfolios pay separate fees for advisory and administrative services. For the fiscal year ended December 31, 2004, the Fund, on behalf of these Portfolios, paid NYLIM an aggregate fee for investment advisory services performed at an annual percentage of the average daily net assets of that Portfolio as set forth below. In addition, each of the 13 Portfolios also pays NYLIM a monthly fee for administrative services performed and the facilities furnished by NYLIM at an annual rate of 0.20% of the average daily net assets of each Portfolio.

                                              ANNUAL RATE
                                              -----------
Bond Portfolio..............................     0.25%
Capital Appreciation Portfolio..............     0.36%
Cash Management Portfolio...................     0.25%
Common Stock Portfolio......................     0.25%
Convertible Portfolio.......................     0.36%
Government Portfolio........................     0.30%
High Yield Corporate Bond Portfolio.........     0.30%
Total Return Portfolio......................     0.32%
Value Portfolio.............................     0.36%
Income & Growth Portfolio...................     0.50%
Basic Value Portfolio.......................     0.60%
Growth Portfolio............................     0.50%
Developing Growth Portfolio.................     0.60%

NYLIM makes payments from its own resources to NYLIAC for providing a variety of recordkeeping, administrative, marketing, shareholder support and other services. These arrangements vary among the Portfolios and may amount to payments from NYLIM's own resources which are not expected to exceed .25% (exclusive of 12b-1 Fees) of the value of Portfolio assets. Payments from NYLIM's own resources do not change the purchase price of shares, the amount of shares that your investment purchases, the value of your shares, or the proceeds of any redemption.

Representatives of NYLIFE Securities, who solicit sales of the variable annuity products that invest in the Portfolios, may receive sales support from consultants employed by NYLIAC, who are also registered representatives of NYLIFE Securities/NYLIFE Distributors. These consultants may be eligible for additional compensation (by NYLIM, not the Fund) based on the proportion of initial premiums paid for the variable annuity product that are allocated to the Portfolios of the Fund.

Where NYLIM has retained a Subadvisor, the Subadvisor, under the supervision of NYLIM, is responsible for making the specific decisions about buying, selling and holding securities; selecting brokers and brokerage firms to trade for it; maintaining accurate records; and, if possible, negotiating favorable commissions and fees with the brokers and brokerage firms. For these services, the Subadvisor is paid a monthly fee by NYLIM, not the Portfolios. (See the SAI for the breakdown of fees.)

SUBADVISORS. Each Subadvisor is employed by NYLIM, subject to approval by the Board of Directors, and, where required, the shareholders of the applicable Portfolio. NYLIM recommends Subadvisors to the Fund's Board of Directors based upon its continuing quantitative and qualitative evaluation of the Subadvisor's skill in managing assets using specific investment styles and strategies.

Each Subadvisor has discretion to purchase and sell securities for the assets of its respective Portfolio in accordance with that Portfolio's investment objectives, policies and restrictions. Although the Subadvisors are subject to general supervision by the Fund's Board of Directors and NYLIM, these parties do not evaluate the investment merits of specific securities transactions.

MacKay Shields LLC, 9 West 57th Street, New York, New York 10019, is the Subadvisor to the Capital Appreciation, Cash Management, Convertible, Government, High Yield Corporate Bond, Total Return and Value Portfolios. The firm was incorporated in 1969 as an independent advisory firm and was privately held until 1984 when it became a wholly-owned but autonomously managed subsidiary of New York Life Insurance Company ("New York Life"). MacKay Shields became a Delaware limited liability company in 1999. As of December 31, 2004, MacKay Shields managed approximately $39.2 billion in assets.

American Century Investment Management, Inc., whose principal place of business is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111, serves as Subadvisor to the Income & Growth Portfolio. As of December 31, 2004, American Century managed over $98 billion in assets.

The Dreyfus Corporation, whose principal place of business is 200 Park Avenue, New York, New York 10166, serves as Subadvisor to the Basic Value Portfolio. As of December 31, 2004, The Dreyfus Corporation managed approximately $158 billion in assets.

Eagle Asset Management, Inc., whose principal place of business is 880 Carillon Parkway, St. Petersburg, Florida 33716, serves as Subadvisor to the Growth Portfolio. Eagle Asset Management is a wholly-owned subsidiary of Raymond James Financial, Inc., which together with its subsidiaries, provides a wide range of financial services to retail and institutional clients. As of December 31, 2004,

Eagle Asset Management managed over $10.4 billion in assets.

Lord, Abbett & Co. LLC, whose principal place of business is 90 Hudson Street, Jersey City, New Jersey 07032-3973, serves as Subadvisor to the Developing Growth Portfolio. As of December 31, 2004, Lord, Abbett & Co. LLC managed over $92 billion in assets.

     PORTFOLIO MANAGERS

NYLIM and each Sub-Advisor uses a team of portfolio managers and analysts acting together to manage each Portfolio's investments. The senior members of each Portfolio's management team who are jointly and primarily responsible for the Portfolio's day-to-day management are set forth below:

BASIC VALUE PORTFOLIO -- Brian C. Ferguson, J. David Macey, William E. Costello and Robert J. Eastman

BOND PORTFOLIO -- Donald F. Serek, Thomas Volpe, Jr. and Michael J. Pagano

CAPITAL APPRECIATION PORTFOLIO -- Rudolph C. Carryl and Edmund C. Spelman

CASH MANAGEMENT PORTFOLIO -- Claude Athaide and Christopher Harms

COMMON STOCK PORTFOLIO -- Harvey Fram

CONVERTIBLE PORTFOLIO -- Edward Silverstein and Edmund C. Spelman

DEVELOPING GROWTH PORTFOLIO -- F. Thomas O'Halloran

GOVERNMENT PORTFOLIO -- Gary Goodenough, Christopher Harms and Joseph Portera

GROWTH PORTFOLIO -- Duane Eatherly and Ashi Parikh

HIGH YIELD CORPORATE BOND PORTFOLIO -- Donald E. Morgan and J. Matthew Philo

INCOME & GROWTH PORTFOLIO -- Kurt Borgwardt, John Schniedwind and Zili Zhang

TOTAL RETURN PORTFOLIO -- Rudolph C. Carryl, Gary Goodenough, Christopher Harms, Richard A. Rosen and Edmund C. Spelman

VALUE PORTFOLIO -- Richard A. Rosen

     PORTFOLIO MANAGER BIOGRAPHIES

The following section provides biographical information about each of the Portfolio's portfolio managers and certain other investment personnel. Additional information regarding the portfolio manager's compensation, other accounts managed by these portfolio managers and their ownership of shares of the Portfolios each manages is available in the Statement of Additional Information.

CLAUDE ATHAIDE, PH.D., CFA -- Mr. Athaide has managed the Cash Management Portfolio since March 1998. Mr. Athaide joined MacKay Shields in 1996 and became an Associate Director in 2001. Prior to joining MacKay Shields, Mr. Athaide taught graduate and undergraduate level statistics and computer programming courses at George Washington University and The Wharton School of the University of Pennsylvania and was a Quantitative Analyst with the Republic National Bank from May 1995 to August 1995. Mr. Athaide has over five years of investment experience. Mr. Athaide earned the right to use the Chartered Financial Analyst designation in 2000.

KURT BORGWARDT, CFA -- Mr. Borgwardt has managed the Income & Growth Portfolio since its inception. Mr. Borgwardt, Senior Vice President and Senior Portfolio Manager, joined American Century in August 1990. He has a bachelor of arts from Stanford University and an MBA with a specialization in finance from the University of Chicago. He is a CFA charterholder.

RUDOLPH C. CARRYL -- Mr. Carryl has managed the Capital Appreciation, Mid Cap Growth, Small Cap Growth and Total Return Portfolios since inception. Mr. Carryl is a Senior Managing Director of MacKay Shields. He joined MacKay Shields as a Director in 1992 and has 24 years of investment management and research experience. Mr. Carryl was Research Director and Senior Portfolio Manager at Value Line, Inc. from 1978 to 1992.

WILLIAM E. COSTELLO -- Mr. Costello manages the Basic Value Portfolio. He is a portfolio manager at The Dreyfus Corporation and a Vice President at The Boston Company. Asset Management LLC ("The Boston Company"), manages the Basic Value Portfolio Mr. Costello is a dual employee of The Dreyfus Corporation and The Boston Company, each of which is a wholly-owned subsidiary of Mellon Financial Corporation. He is also Director of Domestic Equity Research at The Boston Company and serves as the energy sector research analyst for Dreyfus' US Large Capitalization Value disciplines. Previously, Mr. Costello served as an analyst in The Boston Company US Small and Mid Capitalization Value Investment Team. Prior to joining The Boston Company, he was a senior research analyst with Delphi Management, Inc., a value equity management firm in Boston. As an analyst at Delphi, Mr. Costello covered a wide range of global industries. He received an MBA, concentrating in Finance, from Boston University's School of Management and holds a Chartered Financial Analyst designation.

DUANE EATHERLY, CFA -- Mr. Eatherly is a portfolio manager of the Growth Portfolio. He has 11 years of investment experience and is the portfolio co-manager on Eagle's Institutional Growth team. Prior to joining Eagle in 1999, Mr. Eatherly served as Sector Manager for Technology Equities for Bank One Investment Advisors. He graduated in 1987 from Rose-Hulman Institute of Technology with a B.S. in Electrical Engineering and earned his M.B.A. with high distinction from Indiana University in 1992. Prior to attending Indiana University, Mr. Eatherly worked as an electrical engineer for Lockheed Corporation's F-117A Stealth Fighter Program. He is the holder of a Charter Financial Analyst designation.

ROBERT J. EASTMAN -- Mr. Eastman, portfolio manager at The Dreyfus Corporation and Senior Vice President at The Boston Company Asset Management LLC ("The Boston Company"), manages the Basic Value Portfolio serves as a quantitative research analyst. Mr. Eastman is a dual employee of The Dreyfus Corporation and The Boston Company, each of which is a wholly-owned subsidiary of Mellon Financial Corporation. Prior to joining The Boston Company, Mr. Eastman was a portfolio manager/quantitative analyst with Trinity Investment Management Corporation. He received his MBA from the Wharton School of Business. He holds a Chartered Financial Analyst designation.

BRIAN C. FERGUSON -- Mr. Ferguson, portfolio manager at The Dreyfus Corporation and Senior Vice President at The Boston Company Asset Management, LLC ("The Boston Company"), manages the Basic Value Portfolio. Mr. Ferguson is a dual employee of The Dreyfus Corporation and The Boston Company, each of which is a wholly-owned subsidiary of Mellon Financial Corporation. He is the Director of The Boston Company's US Large Cap Value Equity Portfolio Management Team and has been a member of Dreyfus since 1997. Brian holds an MBA from Columbia University's Business School with a concentration in Finance.

HARVEY FRAM, CFA -- Mr. Fram is the portfolio manager of the Common Stock and Mid Cap Core Portfolios. He joined NYLIM in March 2000. Mr. Fram was a Portfolio Manager and Research Strategist with Monitor Capital Advisors LLC from 1999 to 2001. Mr. Fram is responsible for the management of quantitative equity portfolios. Prior to joining Monitor, he was a quantitative equity research analyst at ITG, a technology based equity brokerage firm. Mr. Fram was awarded his Chartered Financial Analyst designation in 1999 and has an MBA from the Wharton School at the University of Pennsylvania.

GARY GOODENOUGH -- Mr. Goodenough became a manager of the Government Portfolio and the Total Return Portfolio in July 2000. Mr. Goodenough joined MacKay Shields as Managing Director and Co-Head of the Bond Team in 2000. Prior to joining MacKay Shields, Mr. Goodenough was a Senior Portfolio Manager at Loomis Sayles & Co. from December 1993 to May 2000. Prior to this, he was a Managing Director at Bear Stearns & Company and was a Managing Director of High Yield Bonds and Global Bonds at Salomon Brothers.

CHRISTOPHER HARMS -- Mr. Harms has managed the Total Return Portfolio since July 2000, the Government Portfolio from April 1999 until July 2000 and the Cash Management Portfolio since 2004. Mr. Harms is a Managing Director of MacKay Shields. Mr. Harms joined MacKay Shields as a Director in 1991 with more than 10 years prior investment management and research experience. Prior to joining the firm, Mr. Harms was employed at Bear Stearns in the Asset Management Division as a fixed income portfolio manager.

J. DAVID MACEY -- Mr. Macey manages the Basic Value Portfolio. He is a Senior Vice President at The Dreyfus Corporation and The Boston Company Asset Management, LLC ("The Boston Company"), manages the Basic Value Portfolio. Mr. Macey is a dual employee of The Dreyfus Corporation and The Boston Company, each of which is a wholly-owned subsidiary of Mellon Financial Corporation. He is responsible for the banking, brokers, insurance, savings and loan associations and REITs sectors. Mr. Macey also serves as the Chairman of Domestic Equity Research of The Boston Company. Prior to joining The Boston Company, he served as a vice president at Shawmut Bank, N.A. where he was responsible for investment research and corporate finance. He holds a BS from Massachusetts Institute of Technology and an MS from Northeastern University. Mr. Macey also completed four years of study in Finance in the Doctoral Program at the Harvard University Graduate School of Business Administration. In addition, he was a Research Associate at the Harvard University Graduate School of Business Administration and holds a Chartered Financial Analyst designation.

DONALD E. MORGAN, CFA -- Mr. Morgan has managed the High Yield Corporate Bond Portfolio since 1999. Mr. Morgan is a Managing Director and Head of the High Yield Division at MacKay Shields. He joined MacKay Shields in 1997 as an Associate Director, and was promoted to Director in 1999 and to Managing Director in 2000. Prior to joining MacKay Shields, he was a High Yield Analyst with Fidelity Management & Research. Prior thereto, he was an Engineer at QuesTech Inc. Mr. Morgan earned the right to use the Chartered Financial Analyst designation in 1998, and has 8 years experience in investment management and research.

F. THOMAS O'HALLORAN, CFA -- Mr. O'Halloran, Investment Manager at Lord Abbett, has managed the Developing Growth Portfolio since March 2003. Mr. O'Halloran joined Lord Abbett in 2001 from Dillon Read/UBS Warburg where he served as Executive Director/Senior Research Analyst. Prior to that, he was a trial lawyer. Mr. O'Halloran received an AB from Bowdoin College, a JD from Boston College Law School, and an MBA from Columbia University Business School. He is the holder of a Charter Financial Analyst designation and has been in the investment business since 1987.

MICHAEL J. PAGANO -- Mr. Pagano is a Director in New York Life Investment Management's Securities Investment Group. His primary focus is on the investment-grade corporate bond portfolios. Prior to joining The Company in June, 2003, Mr. Pagano was a Vice-President and fixed income portfolio manager at Fiduciary Asset Management where he managed fixed income portfolios benchmarked against the Lehman Aggregate Index. Earlier in his career, Mr. Pagano was an institutional mortgage-backed and structured products sales specialist at Merrill Lynch and Banc of America Securities, as well as Director of Marketing for Neuberger & Berman's Wrap Fee Management Group. Mr. Pagano holds a B.A. in Economics and Political Science from Amherst College and an M.B.A., with a concentration in finance, from the University of Chicago Graduate School of Business.

ASHI PARIKH -- Mr. Parikh has managed the Growth Portfolio since April 1999. He is Chief Investment Officer and Senior Managing Director of the Institutional Growth Advisers Division of Eagle Asset Management, Inc. Mr. Parikh joined Eagle in 1999 from Banc One Investment Advisors, Inc., where he was Managing Director of their Growth Equity Team. He joined Banc One Corporation in 1992 and Banc One Investment Advisors in 1994.

J. MATTHEW PHILO, CFA -- Mr. Philo has managed the High Yield Corporate Bond Portfolio since 2001. Mr. Philo joined MacKay Shields in 1996 from Thorsell, Parker Partners Inc. where he was an analyst and portfolio manager focusing on mid-cap companies. He was previously with Moran Asset Management as an equity portfolio manager and analyst. Mr. Philo has earned the right to use the Chartered Financial Analyst designation and has 19 years of investment management and research experience. He received a BA in Economics from the State University of New York at Albany and a MBA in Finance from New York University.

JOSEPH PORTERA -- Mr. Portera has managed the Government Portfolio since July 2000. Mr. Portera is a Managing Director of MacKay Shields specializing in foreign and domestic government bonds. He returned to MacKay Shields in December 1996 after working at Fiduciary Trust Company International as a portfolio manager in international bonds. Mr. Portera joined MacKay Shields in 1991.

RICHARD A. ROSEN -- Mr. Rosen has managed the Mid Cap Value and the Value Portfolios since 1999 and the Total Return Portfolio since 2004. Mr. Rosen is a Senior Managing Director of MacKay Shields and specializes in equity securities. He joined MacKay Shields in January 1999 after working as a Managing Director and equity portfolio manager at Prudential Investments from August 1991 to January 1999.

JOHN SCHNIEDWIND, CFA -- Mr. Schniedwind has managed the Income & Growth Portfolio since its inception. Mr. Schniedwind, Chief Investment
Officer -- Quantitative Equity, joined American Century in 1982. He has degrees from Purdue University and an MBA in finance from the University of California-Berkeley. He is a CFA charterholder.

DONALD F. SEREK -- Mr. Serek has managed the Bond Portfolio since April 2000. He has been a Portfolio Manager with NYLIM since April 2000. He joined New York Life in 1997 as a corporate bond specialist. Prior thereto, he was a Senior Analyst at Citicorp Securities where he analyzed global power, sovereign, supranational, telecommunications and media issuers for five years. Earlier in his career he held positions in Citibank's Corporate Financial Analysis and International Banking and Finance Groups.

EDWARD SILVERSTEIN -- Mr. Silverstein has managed the Convertible Portfolio since 2001. Mr. Silverstein joined MacKay Shields in 1998 as an Associate and was a Research Analyst in the Equity Division. He became an Associate Director in 2000. Prior to joining MacKay Shields, Mr. Silverstein was a portfolio manager at The Bank of New York from 1995 to 1998.

EDMUND C. SPELMAN -- Mr. Spelman has managed the Convertible Portfolio since September 1999 and has managed the Capital Appreciation, Mid Cap Growth, Small Cap Growth and Total Return Portfolios since inception. Mr. Spelman is a Senior Managing Director of MacKay Shields and specializes in equity securities. He joined MacKay Shields in 1991 after working as a securities analyst at Oppenheimer & Co., Inc. from 1984 to 1991.

THOMAS VOLPE, JR. -- Mr. Volpe became a portfolio manager of the Bond Portfolio in April 2003. Mr. Volpe is a Second Vice President in NYLIM's Securities Investment Group. He joined the Public Fixed Income Group of NYLIM in May 2000. Prior to that, he was a Treasury Cash Manager for the Treasury Department of New York Life Insurance Company where he earned the credential of Certified Cash Manager. He has been employed by New York Life Insurance Company since 1989 and has held a number of positions in the Securities Operations and Treasury Cash Management areas. Mr. Volpe holds a BA in Economics from the State University of New York at Albany and a MBA in Finance from Adelphi University.

ZILI ZHANG -- Mr. Zhang, Vice President and Portfolio Manager/Director of Quantitative Research, joined American Century in January 1997 as a research analyst. He became a portfolio manager in 2002. He also manages the quantitative research team. He has a bachelor's degree in physics from the University of Science and Technology of China and a Ph.D in theoretical physics from the University of Texas at Austin.

                       PURCHASE AND REDEMPTION OF SHARES

--------------------------------------------------------------------------------


FAIR VALUATION, MARKET TIMING, AND PORTFOLIO HOLDINGS DISCLOSURE

Determining the Portfolio's Share Prices (NAV) and the Valuation of Securities

Shares in each of the Portfolios are offered to and are redeemed by the Separate Accounts at a price equal to their respective net asset value, or NAV, per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolios' shares.

Each Portfolio of the Fund generally calculates the value of its investments (also known as its net asset value, or NAV) at the close of regular trading on the New York Stock Exchange (usually 4:00 pm eastern time) every day the Exchange is open. The NAV per share for a class of shares is determined by dividing the value of a Portfolio's net assets attributable to that class by the number of shares of that class outstanding on that day. The value of a Portfolio's investments is generally based on current market prices (amortized cost, in the case of the Cash Management Portfolio). If current market values are not available or, in the judgment of the Manager, do not accurately reflect the fair value of a security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of a Portfolio's securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless the Manager or Subadvisor, in consultation with the Subadvisor, deems a particular event would materially affect NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. A Portfolio may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares. The NAV of a Portfolio's shares may change on days when shareholders will not be able to purchase or redeem shares.

The Board has adopted valuation procedures for the Fund and has delegated day-to-day responsibility for fair value determinations to the Fund's Valuation Committee. Determinations of the Valuation Committee are subject to review and ratification by the Board at its next scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The Fund expects to use fair value pricing for securities actively traded on U.S. exchanges only under limited circumstances (e.g., for thinly-traded securities where the market quotation is deemed unreliable, in response to security trading halts, or when an exchange closes early or does not open.) Certain Portfolios of the Fund may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, the Fund's fair valuation procedures include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available.

Excessive Purchases and Redemptions or Exchanges

The interests of the Fund's shareholders and the Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a Portfolio's investment strategies or negatively impact Portfolio performance. For example, the Manager or a Portfolio's Subadvisor might have to maintain more of a Portfolio's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. Shareholders that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by long-term shareholders.

The Fund is not intended to be used as a vehicle for short-term trading, and the Fund's Board of Directors has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of each Portfolio's shares in order to protect long-term shareholders of the Fund. Each Portfolio of the Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase, exchange or transfer order for any reason.

Shares of the Portfolios are generally held through insurance company separate accounts. The ability of the Fund to monitor transfers made by the contract holders in separate accounts maintained by New York Life Insurance and Annuity Corporation ("NYLIAC") is limited by the omnibus nature of these accounts. The Fund does not maintain data regarding individual contract holder transactions. The Fund's policy is that the Portfolios must rely on NYLIAC to both monitor market timing within a Portfolio and attempt to prevent it through its own policies and procedures. In situations in which the Fund becomes aware of possible market timing activity, it will notify NYLIAC in order to help facilitate the enforcement of its market timing policies and procedures. The Fund reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from NYLIAC that the Fund determines not to be in the best interest of the Portfolios. Contract holders should refer to the product prospectus for a description of the methods that NYLIAC may utilize to monitor and detect excessive or frequent trading in Portfolio shares. NYLIAC or the Fund may modify their procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the prevention or detection of excessive or frequent trading or to address specific circumstances.

While NYLIAC and the Fund discourage excessive short-term trading, there is no assurance that they will be able to detect all market timing activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. Neither NYLIAC nor the Fund has any arrangements to permit or accommodate frequent or excessive short-term trading.

Portfolio Holdings Information

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities holdings is available in the Fund's Statement of Additional Information. The Fund publishes quarterly a list of each Portfolio's ten largest holdings and publishes monthly a complete schedule of each Portfolio's holdings on the internet at www.mainstayfunds.com. You may also obtain this information by calling toll-free 1-800-598-2019. The portfolio holdings are made available as of the last day of each calendar month, approximately 30 days after the end of that month. In addition, disclosure of each Portfolio's top ten holdings is made quarterly approximately 15 days after the end of each fiscal quarter. The quarterly top ten holdings information is also provided in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

--------------------------------------------------------------------------------


     TAXES

Each Portfolio intends to elect and to qualify to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If each Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each Portfolio will be relieved of federal income tax on the amounts distributed.

In order for the Separate Accounts to comply with regulations under Section 817(h) of the Code, each Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of each Separate Account's proportionate share of the assets owned by each of the regulated investment companies in which it owns shares is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable.

Since the sole shareholders of the Fund will be Separate Accounts, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the Policies, see the attached prospectus for the Policy.

     DIVIDENDS AND DISTRIBUTIONS

The Cash Management Portfolio (which seeks to maintain a constant net asset value of $1.00 per share) will declare a dividend of its net investment income daily and distribute such dividend monthly; a shareholder of that Portfolio begins to earn dividends on the next business day following the receipt of the shareholder's investment by the Portfolio. Each Portfolio other than the Cash Management Portfolio declares and distributes a dividend of net investment income, if any, annually. Shareholders of each Portfolio, other than the Cash Management Portfolio, will begin to earn dividends on the first business day after the shareholder's purchase order has been received. Distributions reinvested in shares will be made after the first business day of each month following declaration of the dividend. Each Portfolio will distribute its net long-term capital gains, if any, after utilization of any capital loss carryforwards after the end of each fiscal year. The Portfolios may declare an additional distribution of investment income and capital gains in October, November or December (which would be paid before February 1 of the following year) to avoid the excise tax on income not distributed in accordance with the applicable timing requirements.

                              GENERAL INFORMATION

--------------------------------------------------------------------------------


     CUSTODIAN

For the Bond and Common Stock Portfolios, JP Morgan Chase & Co., 3 Chase Metro Tech Center, Brooklyn, New York 11245 is the custodian of the Portfolios' assets. For the remaining Portfolios, The Bank of New York, 100 Church Street, New York, New York 10286 is the custodian of the Portfolios' assets.

                              FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the Portfolios' financial performance for the past five years or, if shorter, the period of a Portfolio's operations. Certain information reflects financial results for a single portfolio share outstanding throughout each of the periods presented. The total returns in the table represent the rate that an investor would have earned on an investment in that portfolio (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's Financial Statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                         MAINSTAY VP BOND PORTFOLIO
                                            ------------------------------------------------------------------------------------
                                                                INITIAL CLASS                               SERVICE CLASS
                                            ------------------------------------------------------   ---------------------------
                                                                                                                      JUNE 4,
                                                                                                                      2003(A)
                                                                                                      YEAR ENDED      THROUGH
                                                           YEAR ENDED DECEMBER 31,                   DECEMBER 31,   DECEMBER 31,
                                              2004       2003         2002       2001       2000         2004           2003
SELECT PER SHARE DATA AND RATIOS            ------------------------------------------------------------------------------------
Net asset value at beginning of period....  $  13.41   $  13.73     $  13.11   $  12.59   $  12.24     $ 13.40        $ 14.33
                                            --------   --------     --------   --------   --------     -------        -------
Net investment income.....................      0.47       0.52(b)      0.60       0.65       0.85        0.46           0.28(b)
Net realized and unrealized gain (loss) on
  investments.............................      0.08       0.10         0.64       0.52       0.35        0.05          (0.28)
                                            --------   --------     --------   --------   --------     -------        -------
Total from investment operations..........      0.55       0.62         1.24       1.17       1.20        0.51          (0.00)(c)
                                            --------   --------     --------   --------   --------     -------        -------
Less dividends and distributions:
  From net investment income..............     (0.50)     (0.59)       (0.61)     (0.65)     (0.85)      (0.47)         (0.58)
  From net realized gain on investments...     (0.15)     (0.35)       (0.01)        --         --       (0.15)         (0.35)
                                            --------   --------     --------   --------   --------     -------        -------
Total dividends and distributions.........     (0.65)     (0.94)       (0.62)     (0.65)     (0.85)      (0.62)         (0.93)
                                            --------   --------     --------   --------   --------     -------        -------
Net asset value at end of period..........  $  13.31   $  13.41     $  13.73   $  13.11   $  12.59     $ 13.29        $ 13.40
                                            ========   ========     ========   ========   ========     =======        =======
Total investment return...................      4.09%      4.52%        9.48%      9.27%      9.82%       3.83%          0.00%(d)(e)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income...................      3.36%      3.75%        4.93%      5.66%      6.37%       3.11%          3.50%+(f)
  Expenses................................      0.54%      0.54%        0.52%      0.52%      0.51%       0.79%          0.79%+
Portfolio turnover rate...................       335%       149%          76%        54%        58%        335%           149%
Net assets at end of period (in 000's)....  $421,046   $485,033     $481,740   $372,983   $257,573     $61,720        $19,603

------------

(a)  Commencement of Operations.
(b)  Per Share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Total return is not annualized.
(e)  Less than one tenth of a percent.
(f)  Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                    MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO
                                            -----------------------------------------------------------
                                                                   INITIAL CLASS
                                            -----------------------------------------------------------

                                                              YEAR ENDED DECEMBER 31,
                                              2004        2003         2002        2001         2000
SELECT PER SHARE DATA AND RATIOS            -----------------------------------------------------------
Net asset value at beginning of period....  $  20.70   $    16.33    $  23.64   $    30.81   $    36.98
                                            --------   ----------    --------   ----------   ----------
Net investment income (loss)..............      0.05         0.04(b)     0.02         0.02        (0.05)(b)
Net realized and unrealized gain (loss) on
  investments.............................      0.81         4.37       (7.31)       (7.17)       (3.73)
                                            --------   ----------    --------   ----------   ----------
Total from investment operations..........      0.86         4.41       (7.29)       (7.15)       (3.78)
                                            --------   ----------    --------   ----------   ----------
Less dividends and distributions:
  From net investment income..............     (0.05)       (0.04)      (0.02)       (0.02)          --
  From net realized gain on investments...        --           --          --           --        (2.39)
                                            --------   ----------    --------   ----------   ----------
Total dividends and distributions.........     (0.05)       (0.04)      (0.02)       (0.02)       (2.39)
                                            --------   ----------    --------   ----------   ----------
Net asset value at end of period..........  $  21.51   $    20.70    $  16.33   $    23.64   $    30.81
                                            ========   ==========    ========   ==========   ==========
Total investment return...................      4.16%       26.99%     (30.83%)     (23.22%)     (10.72%)
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income (loss)............      0.24%        0.20%       0.11%        0.09%       (0.15%)
  Expenses................................      0.65%        0.64%       0.64%        0.63%        0.63%
Portfolio turnover rate...................        34%          26%         72%          46%          33%
Net assets at end of period (in 000's)....  $929,227   $1,011,538    $842,410   $1,345,799   $1,813,776

                                            MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO
                                            ---------------------------
                                                   SERVICE CLASS
                                            ---------------------------
                                                             JUNE 5,
                                                             2003(A)
                                             YEAR ENDED      THROUGH
                                            DECEMBER 31,   DECEMBER 31,
                                                2004           2003
SELECT PER SHARE DATA AND RATIOS            ---------------------------
Net asset value at beginning of period....    $ 20.68        $ 18.43
                                              -------        -------
Net investment income (loss)..............       0.02           0.01(b)
Net realized and unrealized gain (loss) on
  investments.............................       0.79           2.27
                                              -------        -------
Total from investment operations..........       0.81           2.28
                                              -------        -------
Less dividends and distributions:
  From net investment income..............      (0.02)         (0.03)
  From net realized gain on investments...         --             --
                                              -------        -------
Total dividends and distributions.........      (0.02)         (0.03)
                                              -------        -------
Net asset value at end of period..........    $ 21.47        $ 20.68
                                              =======        =======
Total investment return...................       3.90%         12.36%(c)
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income (loss)............      (0.01%)        (0.05%)+(d)
  Expenses................................       0.90%          0.89%+
Portfolio turnover rate...................         34%            26%
Net assets at end of period (in 000's)....    $48,218        $15,582

------------

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                           MAINSTAY VP CASH MANAGEMENT PORTFOLIO
                                                              ----------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                                2004          2003          2002          2001          2000
SELECT PER SHARE DATA AND RATIOS                              ----------------------------------------------------------------
Net asset value at beginning of year........................  $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                              --------      --------      --------      --------      --------
Net investment income.......................................      0.01          0.01          0.01          0.04          0.06
Net realized and unrealized gain on investments.............      0.00(a)       0.00(a)       0.00(a)       0.00(a)         --
                                                              --------      --------      --------      --------      --------
Total from investment operations............................      0.01          0.01          0.01          0.04          0.06
                                                              --------      --------      --------      --------      --------
Less dividends and distributions:
  From net investment income................................     (0.01)        (0.01)        (0.01)        (0.04)        (0.06)
  From net realized gain on investments.....................     (0.00)(a)     (0.00)(a)     (0.00)(a)     (0.00)(a)        --
                                                              --------      --------      --------      --------      --------
Total dividends and distributions...........................     (0.01)        (0.01)        (0.01)        (0.04)        (0.06)
                                                              --------      --------      --------      --------      --------
Net asset value at end of year..............................  $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                              ========      ========      ========      ========      ========
Total investment return.....................................      0.85%         0.67%         1.36%         3.84%         6.06%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................      0.83%         0.67%         1.33%         3.57%         5.87%
  Expenses..................................................      0.55%         0.55%         0.55%         0.54%         0.52%
Net assets at end of year (in 000's)........................  $308,660      $359,974      $518,348      $481,171      $305,915

------------

(a)  Less than one cent per share.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                        MAINSTAY VP COMMON STOCK PORTFOLIO
                                            ----------------------------------------------------------
                                                                  INITIAL CLASS
                                            ----------------------------------------------------------

                                                             YEAR ENDED DECEMBER 31,
                                              2004        2003        2002        2001         2000
SELECT PER SHARE DATA AND RATIOS            ----------------------------------------------------------
Net asset value at beginning of period....  $  18.75    $  14.98    $  19.99   $    24.28   $    27.78
                                            --------    --------    --------   ----------   ----------
Net investment income.....................      0.28(c)     0.17(b)     0.16         0.14         0.15
Net realized and unrealized gain (loss) on
  investments.............................      1.77        3.78       (5.01)       (4.29)       (1.06)
                                            --------    --------    --------   ----------   ----------
Total from investment operations..........      2.05        3.95       (4.85)       (4.15)       (0.91)
                                            --------    --------    --------   ----------   ----------
Less dividends and distributions:
  From net investment income..............     (0.28)      (0.18)      (0.16)       (0.14)       (0.15)
  From net realized gain on investments...        --          --          --           --        (2.44)
                                            --------    --------    --------   ----------   ----------
Total dividends and distributions.........     (0.28)      (0.18)      (0.16)       (0.14)       (2.59)
                                            --------    --------    --------   ----------   ----------
Net asset value at end of period..........  $  20.52    $  18.75    $  14.98   $    19.99   $    24.28
                                            ========    ========    ========   ==========   ==========
Total investment return...................     10.90%      26.37%     (24.25%)     (17.09%)      (3.34%)
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income...................      1.44%(c)     1.05%      0.89%        0.66%        0.55%
  Expenses................................      0.53%       0.52%       0.51%        0.50%        0.50%
Portfolio turnover rate...................       151%         72%        120%          93%          77%
Net assets at end of period (in 000's)....  $923,660    $864,373    $731,686   $1,059,832   $1,331,634

                                            MAINSTAY VP COMMON STOCK PORTFOLIO
                                            ---------------------------
                                                   SERVICE CLASS
                                            ---------------------------
                                                             JUNE 5,
                                                             2003(A)
                                             YEAR ENDED      THROUGH
                                            DECEMBER 31,   DECEMBER 31,
                                                2004           2003
SELECT PER SHARE DATA AND RATIOS            ---------------------------
Net asset value at beginning of period....    $ 18.74        $ 16.45
                                              -------        -------
Net investment income.....................       0.24(c)        0.07(b)
Net realized and unrealized gain (loss) on
  investments.............................       1.75           2.38
                                              -------        -------
Total from investment operations..........       1.99           2.45
                                              -------        -------
Less dividends and distributions:
  From net investment income..............      (0.24)         (0.16)
  From net realized gain on investments...         --             --
                                              -------        -------
Total dividends and distributions.........      (0.24)         (0.16)
                                              -------        -------
Net asset value at end of period..........    $ 20.49        $ 18.74
                                              =======        =======
Total investment return...................      10.62%         14.93%(d)
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income...................       1.19%(c)       0.80%+(e)
  Expenses................................       0.78%          0.77%+
Portfolio turnover rate...................        151%            72%
Net assets at end of period (in 000's)....    $33,013        $10,146

------------

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per
     share and 0.27%, respectively, resulting from a special
     one-time dividend from Microsoft Corp. that paid $3.00 per share.
(d)  Total return is not annualized.
(e)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                        MAINSTAY VP VALUE PORTFOLIO
                                            -----------------------------------------------------------------------------------
                                                                INITIAL CLASS                              SERVICE CLASS
                                            -----------------------------------------------------   ---------------------------
                                                                                                                     JUNE 4,
                                                                                                                     2003(A)
                                                                                                     YEAR ENDED      THROUGH
                                                           YEAR ENDED DECEMBER 31,                  DECEMBER 31,   DECEMBER 31,
                                              2004       2003        2002       2001       2000         2004           2003
SELECT PER SHARE DATA AND RATIOS            -----------------------------------------------------------------------------------
Net asset value at beginning of period....  $  14.96   $  11.91    $  15.35   $  16.21   $  15.00     $ 14.95        $ 12.81
                                            --------   --------    --------   --------   --------     -------        -------
Net investment income.....................      0.18       0.21(b)     0.20       0.23       0.20        0.15           0.10(b)
Net realized and unrealized gain (loss) on
  investments.............................      1.51       3.04       (3.43)     (0.15)      1.73        1.49           2.23
                                            --------   --------    --------   --------   --------     -------        -------
Total from investment operations..........      1.69       3.25       (3.23)      0.08       1.93        1.64           2.33
                                            --------   --------    --------   --------   --------     -------        -------
Less dividends and distributions:
  From net investment income..............     (0.18)     (0.20)      (0.19)     (0.23)     (0.21)      (0.15)         (0.19)
  From net realized gain on investments...        --         --       (0.02)     (0.71)     (0.51)         --             --
                                            --------   --------    --------   --------   --------     -------        -------
Total dividends and distributions.........     (0.18)     (0.20)      (0.21)     (0.94)     (0.72)      (0.15)         (0.19)
                                            --------   --------    --------   --------   --------     -------        -------
Net asset value at end of period..........  $  16.47   $  14.96    $  11.91   $  15.35   $  16.21     $ 16.44        $ 14.95
                                            ========   ========    ========   ========   ========     =======        =======
Total investment return...................     11.28%     27.37%     (21.05%)     0.40%     12.89%      11.01%         18.14%(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income...................      1.34%      1.60%       1.43%      1.53%      1.33%       1.09%          1.35%+(d)
  Expenses................................      0.65%      0.66%       0.65%      0.64%      0.64%       0.90%          0.91%+
Portfolio turnover rate...................        81%        62%         64%        70%        90%         81%            62%
Net assets at end of period (in 000's)....  $567,182   $418,992    $331,833   $404,174   $338,596     $56,367        $15,024

------------

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                      MAINSTAY VP CONVERTIBLE PORTFOLIO
                                            -------------------------------------------------------------------------------------
                                                                 INITIAL CLASS                               SERVICE CLASS
                                            -------------------------------------------------------   ---------------------------
                                                                                                                       JUNE 5,
                                                                                                                       2003(A)
                                                                                                       YEAR ENDED      THROUGH
                                                            YEAR ENDED DECEMBER 31,                   DECEMBER 31,   DECEMBER 31,
                                              2004       2003        2002       2001         2000         2004           2003
SELECTED PER SHARE DATA AND RATIOS          -------------------------------------------------------------------------------------
Net asset value at beginning of period....  $  10.82   $   9.04    $  10.11   $  10.71     $  12.68     $ 10.81        $  9.95
                                            --------   --------    --------   --------     --------     -------        -------
Net investment income.....................      0.21       0.27(b)     0.28       0.36(c)      0.42        0.20           0.14(b)
Net realized and unrealized gain (loss) on
  investments.............................      0.45       1.74       (1.08)     (0.58)(c)    (1.00)       0.43           0.94
                                            --------   --------    --------   --------     --------     -------        -------
Total from investment operations..........      0.66       2.01       (0.80)     (0.22)       (0.58)       0.63           1.08
                                            --------   --------    --------   --------     --------     -------        -------
Less dividends and distributions:
  From net investment income..............     (0.22)     (0.23)      (0.27)     (0.38)       (0.42)      (0.20)         (0.22)
  From net realized gain on investments...        --         --          --         --        (0.97)         --             --
                                            --------   --------    --------   --------     --------     -------        -------
Total dividends and distributions.........     (0.22)     (0.23)      (0.27)     (0.38)       (1.39)      (0.20)         (0.22)
                                            --------   --------    --------   --------     --------     -------        -------
Net asset value at end of period..........  $  11.26   $  10.82    $   9.04   $  10.11     $  10.71     $ 11.24        $ 10.81
                                            ========   ========    ========   ========     ========     =======        =======
Total investment return...................      6.11%     22.23%      (7.91%)    (2.18%)      (5.02%)      5.85%         10.84%(d)
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income...................      1.94%      2.71%       2.97%      3.86%(c)     4.25%       1.69%          2.46%+(f)
  Expenses................................      0.66%      0.67%       0.67%      0.67%        0.66%       0.91%          0.92%+
Portfolio turnover rate...................       108%        76%         95%       171%         183%        108%            76%
Net assets at end of period (in 000's)....  $291,995   $292,043    $204,263   $202,564     $168,085     $76,052        $23,672

------------

(a)  Commencement of Operations.
(b) Per share data based on average shares outstanding during the period.
(c) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting
     Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

          Decrease net investment income....................  $(0.00)(e)
          Increase net realized and unrealized gains and
           losses...........................................    0.00(e)
          Decrease ratio of net investment income...........   (0.11%)

(d)  Total return is not annualized.
(e)  Less than one cent per share.
(f)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                             MAINSTAY VP GOVERNMENT PORTFOLIO
                                                  -------------------------------------------------------
                                                                       INITIAL CLASS
                                                  -------------------------------------------------------

                                                                  YEAR ENDED DECEMBER 31,
                                                    2004       2003        2002       2001         2000
SELECT PER SHARE DATA AND RATIOS                  -------------------------------------------------------
Net asset value at beginning of period..........  $  10.73   $  11.05    $  10.35   $  10.11     $   9.56
                                                  --------   --------    --------   --------     --------
Net investment income...........................      0.45       0.36(b)     0.31       0.42(c)      0.62
Net realized and unrealized gain (loss) on
  investments...................................     (0.09)     (0.15)       0.71       0.25(c)      0.55
                                                  --------   --------    --------   --------     --------
Total from investment operations................      0.36       0.21        1.02       0.67         1.17
                                                  --------   --------    --------   --------     --------
Less dividends:
  From net investment income....................     (0.46)     (0.53)      (0.32)     (0.43)       (0.62)
                                                  --------   --------    --------   --------     --------
Net asset value at end of period................  $  10.63   $  10.73    $  11.05   $  10.35     $  10.11
                                                  ========   ========    ========   ========     ========
Total investment return.........................      3.33%      1.88%       9.85%      6.64%       12.22%
Ratios (to average net assets)/Supplemental
  Data:
  Net investment income.........................      3.63%      3.25%       3.94%      5.01%(c)     6.29%
  Expenses......................................      0.59%      0.59%       0.59%      0.60%        0.60%
Portfolio turnover rate.........................       113%       106%        146%       137%         311%
Net assets at end of period (in 000's)            $275,674.. $359,332    $432,816   $223,387     $130,390

                                                  MAINSTAY VP GOVERNMENT PORTFOLIO
                                                  ---------------------------
                                                         SERVICE CLASS
                                                  ---------------------------
                                                                   JUNE 4,
                                                                   2003(A)
                                                   YEAR ENDED      THROUGH
                                                  DECEMBER 31,   DECEMBER 31,
                                                      2004           2003
SELECT PER SHARE DATA AND RATIOS                  ---------------------------
Net asset value at beginning of period..........    $ 10.72        $ 11.42
                                                    -------        -------
Net investment income...........................       0.44           0.21(b)
Net realized and unrealized gain (loss) on
  investments...................................      (0.11)         (0.39)
                                                    -------        -------
Total from investment operations................       0.33          (0.18)
                                                    -------        -------
Less dividends:
  From net investment income....................      (0.44)         (0.52)
                                                    -------        -------
Net asset value at end of period................    $ 10.61        $ 10.72
                                                    =======        =======
Total investment return.........................       3.07%         (1.63%)(d)
Ratios (to average net assets)/Supplemental
  Data:
  Net investment income.........................       3.38%          3.00%+(e)
  Expenses......................................       0.84%          0.84%+
Portfolio turnover rate.........................        113%           106%
Net assets at end of period (in 000's)              $40,085        $13,521

------------

(a)  Commencement of Operations.
(b) Per share data based on average shares outstanding during the period.
(c) As required, effective January 1, 2001, the portfolio has adopted the provisions of the AICPA Audit and Accounting
     Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

          Decrease net investment income....................  $(0.04)
          Increase net realized and unrealized gains and
           losses...........................................    0.04
          Decrease ratio of net investment income...........   (0.39%)

(d)  Total Return is not annualized.
(e)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                  MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO
                                            -----------------------------------------------------------
                                                                   INITIAL CLASS
                                            -----------------------------------------------------------

                                                              YEAR ENDED DECEMBER 31,
                                               2004         2003         2002       2001         2000
SELECT PER SHARE DATA AND RATIOS            -----------------------------------------------------------
Net asset value at beginning of period....  $     9.41   $     7.39    $   8.09   $   8.72     $  10.69
                                            ----------   ----------    --------   --------     --------
Net investment income.....................        0.70         0.75(b)     0.85       1.05(c)      1.32
Net realized and unrealized gain (loss) on
  investments.............................        0.47         1.93       (0.67)     (0.64)(c)    (1.96)
Net realized and unrealized gain (loss) on
  foreign currency........................        0.02         0.01       (0.02)      0.01         0.02
                                            ----------   ----------    --------   --------     --------
Total from investment operations..........        1.19         2.69        0.16       0.42        (0.62)
                                            ----------   ----------    --------   --------     --------
Less dividends and distributions:
  From net investment income..............       (0.70)       (0.67)      (0.86)     (1.05)       (1.35)
  From net realized gain on investments...          --           --          --         --        (0.00)(d)
                                            ----------   ----------    --------   --------     --------
Total dividends and distributions.........       (0.70)       (0.67)      (0.86)     (1.05)       (1.35)
                                            ----------   ----------    --------   --------     --------
Net asset value at end of period..........  $     9.90   $     9.41    $   7.39   $   8.09     $   8.72
                                            ==========   ==========    ========   ========     ========
Total investment return...................       12.72%       36.37%       2.05%      4.91%       (5.87%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income...................        7.40%        8.51%      10.44%     11.61%(c)    12.10%
  Expenses................................        0.59%        0.60%       0.60%      0.58%        0.60%
Portfolio turnover rate...................          39%          43%         49%        56%          64%
Net assets at end of period (in 000's)....  $1,167,527   $1,114,766    $696,500   $684,738     $616,807

                                            MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO
                                            ---------------------------
                                                   SERVICE CLASS
                                            ---------------------------
                                                             JUNE 4,
                                                             2003(A)
                                             YEAR ENDED      THROUGH
                                            DECEMBER 31,   DECEMBER 31,
                                                2004           2003
SELECT PER SHARE DATA AND RATIOS            ---------------------------
Net asset value at beginning of period....    $   9.40       $  8.69
                                              --------       -------
Net investment income.....................        0.68          0.44(b)
Net realized and unrealized gain (loss) on
  investments.............................        0.47          0.92
Net realized and unrealized gain (loss) on
  foreign currency........................        0.02          0.00(d)
                                              --------       -------
Total from investment operations..........        1.17          1.36
                                              --------       -------
Less dividends and distributions:
  From net investment income..............       (0.69)        (0.65)
  From net realized gain on investments...          --            --
                                              --------       -------
Total dividends and distributions.........       (0.69)        (0.65)
                                              --------       -------
Net asset value at end of period..........    $   9.88       $  9.40
                                              ========       =======
Total investment return...................       12.44%        15.66%(e)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income...................        7.15%         8.26%+(f)
  Expenses................................        0.84%         0.85%+
Portfolio turnover rate...................          39%           43%
Net assets at end of period (in 000's)....    $276,241       $79,608

------------

(a)  Commencement of Operations.
(b) Per share data based on average shares outstanding during the period.
(c) As required, effective January 1, 2001 the Portfolio has adopted the provisions of the AICPA Audit and Accounting
     Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

          Decrease net investment income....................  $(0.00)(d)
          Increase net realized and unrealized gains and
           losses...........................................    0.00(d)
          Decrease ratio of net investment income...........   (0.03%)

(d)  Less than one cent per share.
(e)  Total return is not annualized.
(f)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                      MAINSTAY VP TOTAL RETURN PORTFOLIO
                                            --------------------------------------------------------------------------------------
                                                                 INITIAL CLASS                                SERVICE CLASS
                                            --------------------------------------------------------   ---------------------------
                                                                                                                        JUNE 4,
                                                                                                                        2003(A)
                                                                                                        YEAR ENDED      THROUGH
                                                             YEAR ENDED DECEMBER 31                    DECEMBER 31,   DECEMBER 31,
                                              2004        2003        2002       2001         2000         2004           2003
SELECT PER SHARE DATA AND RATIOS            --------------------------------------------------------------------------------------
Net asset value at beginning of period....  $  15.93    $  13.55    $  16.69   $  19.21     $  22.36     $ 15.92        $ 14.79
                                            --------    --------    --------   --------     --------     -------        -------
Net investment income.....................      0.28(c)     0.27(d)     0.37       0.44(b)      0.43        0.24(c)        0.14(d)
Net realized and unrealized gain (loss) on
  investments.............................      0.74        2.39       (3.13)     (2.49)(b)    (1.36)       0.73           1.26
                                            --------    --------    --------   --------     --------     -------        -------
Total from investment operations..........      1.02        2.66       (2.76)     (2.05)       (0.93)       0.97           1.40
                                            --------    --------    --------   --------     --------     -------        -------
Less dividends and distributions:
  From net investment income..............     (0.28)      (0.28)      (0.38)     (0.44)       (0.43)      (0.25)         (0.27)
  From net realized gain on investments...        --          --          --      (0.03)       (1.79)                        --
                                            --------    --------    --------   --------     --------     -------        -------
Total dividends and distributions.........     (0.28)      (0.28)      (0.38)     (0.47)       (2.22)      (0.25)         (0.27)
                                            --------    --------    --------   --------     --------     -------        -------
Net asset value at end of period..........  $  16.67    $  15.93    $  13.55   $  16.69     $  19.21     $ 16.64        $ 15.92
                                            ========    ========    ========   ========     ========     =======        =======
Total investment return...................      6.37%      19.68%     (16.57%)   (10.69%)      (4.36%)      6.10%          9.47%(e)
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income...................      1.64%(c)     1.87%      2.28%      2.42%(b)     2.05%       1.39%(c)       1.62%+(f)
  Expenses................................      0.62%       0.61%       0.61%      0.59%        0.59%       0.87%          0.86%+
Portfolio turnover rate...................       111%         69%        101%       125%         120%        111%            69%
Net assets at end of period (in 000's)....  $523,683    $558,181    $498,484   $679,154     $805,862     $37,849        $12,116

------------

(a)  Commencement of Operations.
(b) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting
     Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not yet been restated to reflect this change in presentation.

          Decrease net investment income....................  $(0.02)
          Increase net realized and unrealized gains and
           losses...........................................    0.02
          Decrease ratio of net investment income...........   (0.12%)

(c)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.01 per
     share and 0.05%, respectively, resulting from a special
     one-time dividend from Microsoft Corp. that paid $3.00 per share.
(d)  Per Share data based on average shares outstanding during the period.
(e)  Total Return is not annualized.
(f)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                          MAINSTAY VP INCOME & GROWTH PORTFOLIO
                                                  ------------------------------------------------------
                                                                      INITIAL CLASS
                                                  ------------------------------------------------------

                                                                 YEAR ENDED DECEMBER 31,
                                                    2004        2003        2002       2001       2000
SELECT PER SHARE DATA AND RATIOS                  ------------------------------------------------------
Net asset value at beginning of period..........  $ 10.35     $  8.14     $ 10.24    $ 11.28    $ 12.74
                                                  -------     -------     -------    -------    -------
Net investment income...........................     0.19(c)     0.14(b)     0.10       0.08       0.07
Net realized and unrealized gain (loss) on
  investments...................................     1.12        2.20       (2.10)     (1.04)     (1.44)
                                                  -------     -------     -------    -------    -------
Total from investment operations................     1.31        2.34       (2.00)     (0.96)     (1.37)
                                                  -------     -------     -------    -------    -------
Less dividends and distributions:
  From net investment income....................    (0.19)      (0.13)      (0.10)     (0.08)     (0.07)
  From net realized gain on investments.........       --          --          --         --      (0.02)
                                                  -------     -------     -------    -------    -------
Total dividends and distributions...............    (0.19)      (0.13)      (0.10)     (0.08)     (0.09)
                                                  -------     -------     -------    -------    -------
Net asset value at end of period................  $ 11.47     $ 10.35     $  8.14    $ 10.24    $ 11.28
                                                  =======     =======     =======    =======    =======
Total investment return.........................    12.65%      28.69%     (19.52%)    (8.50%)   (10.73%)
Ratios (to average net assets)/Supplemental
  Data:
  Net investment income.........................     1.92%(c)    1.51%       1.09%      0.81%      0.66%
  Expenses......................................     0.90%       0.94%       0.92%      0.88%      0.90%
Portfolio turnover rate.........................       72%         79%         71%        61%        59%
Net assets at end of period (in 000's)..........  $76,526     $69,598     $58,153    $71,000    $75,189

                                                  MAINSTAY VP INCOME & GROWTH PORTFOLIO
                                                  ---------------------------
                                                         SERVICE CLASS
                                                  ---------------------------
                                                                   JUNE 13,
                                                                   2003(A)
                                                   YEAR ENDED      THROUGH
                                                  DECEMBER 31,   DECEMBER 31,
                                                      2004           2003
SELECT PER SHARE DATA AND RATIOS                  ---------------------------
Net asset value at beginning of period..........    $ 10.34         $ 9.26
                                                    -------         ------
Net investment income...........................       0.18(c)        0.07(b)
Net realized and unrealized gain (loss) on
  investments...................................       1.11           1.14
                                                    -------         ------
Total from investment operations................       1.29           1.21
                                                    -------         ------
Less dividends and distributions:
  From net investment income....................      (0.18)         (0.13)
  From net realized gain on investments.........         --             --
                                                    -------         ------
Total dividends and distributions...............      (0.18)         (0.13)
                                                    -------         ------
Net asset value at end of period................    $ 11.45         $10.34
                                                    =======         ======
Total investment return.........................      12.38%         13.10%(d)
Ratios (to average net assets)/Supplemental
  Data:
  Net investment income.........................       1.67%(c)       1.26%+(e)
  Expenses......................................       1.15%          1.19%+
Portfolio turnover rate.........................         72%            79%
Net assets at end of period (in 000's)..........    $18,673         $4,099

------------

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.05 per
     share and 0.26%, respectively, resulting from a special
     one-time dividend from Microsoft Corp. that paid $3.00 per share.
(d)  Total return is not annualized.
(e)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                  MAINSTAY VP BASIC VALUE PORTFOLIO
                                          ----------------------------------------------------------------------------------
                                                             INITIAL CLASS                              SERVICE CLASS
                                          ----------------------------------------------------   ---------------------------
                                                                                                                  JUNE 5,
                                                                                                                  2003(A)
                                                                                                  YEAR ENDED      THROUGH
                                                        YEAR ENDED DECEMBER 31,                  DECEMBER 31,   DECEMBER 31,
                                            2004       2003       2002       2001       2000         2004           2003
SELECT PER SHARE DATA AND RATIOS          ----------------------------------------------------------------------------------
Net asset value at beginning of
  period................................  $ 10.18    $  8.01    $ 10.46    $ 11.29    $ 10.84      $ 10.17         $ 8.97
                                          -------    -------    -------    -------    -------      -------         ------
Net investment income...................     0.11       0.07(b)    0.06       0.07       0.07         0.09           0.03(b)
Net realized and unrealized gain (loss)
  on investments........................     1.04       2.17      (2.45)     (0.56)      0.64         1.04           1.24
                                          -------    -------    -------    -------    -------      -------         ------
Total from investment operations........     1.15       2.24      (2.39)     (0.49)      0.71         1.13           1.27
                                          -------    -------    -------    -------    -------      -------         ------
Less dividends and distributions:
  From net investment income............    (0.10)     (0.07)     (0.06)     (0.07)     (0.07)       (0.09)         (0.07)
  From net realized gain on
    investments.........................       --         --         --      (0.27)     (0.19)        0.00             --
                                          -------    -------    -------    -------    -------      -------         ------
Total dividends and distributions.......    (0.10)     (0.07)     (0.06)     (0.34)     (0.26)       (0.09)         (0.07)
                                          -------    -------    -------    -------    -------      -------         ------
Net asset value at end of period........  $ 11.23    $ 10.18    $  8.01    $ 10.46    $ 11.29      $ 11.21         $10.17
                                          =======    =======    =======    =======    =======      =======         ======
Total investment return.................    11.37%     27.95%    (22.86%)    (4.51%)     6.59%       11.09%         14.13%(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income.................     1.04%      0.87%      0.63%      0.80%      0.78%        0.79%          0.62%+(d)
  Expenses..............................     0.96%      0.99%      0.98%      0.99%      1.01%        1.21%          1.24%+
Portfolio turnover rate.................       75%        73%        65%        74%       159%          75%            73%
Net assets at end of period (in
  000's)................................  $71,543    $62,229    $49,975    $59,220    $45,278      $22,474         $6,033

------------

(a)  Commencement of Operations.
(b)  Per Share data based on average shares outstanding during the period.
(c)  Total Return is not annualized.
(d)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

                                                         MAINSTAY VP GROWTH PORTFOLIO
                                            -------------------------------------------------------
                                                                 INITIAL CLASS
                                            -------------------------------------------------------

                                                            YEAR ENDED DECEMBER 31,
                                              2004       2003        2002       2001         2000
SELECT PER SHARE DATA AND RATIOS            -------------------------------------------------------
Net asset value at beginning of period....  $  11.38   $   8.90    $  12.41   $  14.87     $  18.55
                                            --------   --------    --------   --------     --------
Net investment income (loss)..............      0.02       0.02(b)     0.01      (0.01)(b)    (0.02)(b)
Net realized and unrealized gain (loss) on
  investments.............................     (0.29)      2.48       (3.51)     (2.45)       (1.69)
                                            --------   --------    --------   --------     --------
Total from investment operations..........     (0.27)      2.50       (3.50)     (2.46)       (1.71)
                                            --------   --------    --------   --------     --------
Less dividends and distributions:
  From net investment income..............     (0.02)     (0.02)      (0.01)        --           --
  From net realized gain on investments...        --         --          --         --        (1.97)
                                            --------   --------    --------   --------     --------
Total dividends and distributions.........     (0.02)     (0.02)      (0.01)        --        (1.97)
                                            --------   --------    --------   --------     --------
Net asset value at end of period..........  $  11.09   $  11.38    $   8.90   $  12.41     $  14.87
                                            ========   ========    ========   ========     ========
Total investment return...................     (2.32%)    28.05%     (28.21%)   (16.56%)      (9.97%)
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income (loss)............      0.22%      0.17%       0.07%     (0.10%)      (0.19%)
  Expenses................................      0.85%#     0.83%       0.81%      0.80%        0.80%
Portfolio turnover rate...................       117%       160%        168%       172%         363%
Net assets at end of period (in 000's)....  $130,091   $154,082    $119,529   $180,447     $218,190

                                            MAINSTAY VP GROWTH PORTFOLIO
                                            -----------------------------
                                                    SERVICE CLASS
                                            -----------------------------
                                                               JUNE 6,
                                                               2003(A)
                                             YEAR ENDED        THROUGH
                                            DECEMBER 31,     DECEMBER 31,
                                                2004             2003
SELECT PER SHARE DATA AND RATIOS            -----------------------------
Net asset value at beginning of period....    $ 11.37           $10.18
                                              -------           ------
Net investment income (loss)..............       0.00(c)         (0.00)(b)(c)
Net realized and unrealized gain (loss) on
  investments.............................      (0.30)            1.20
                                              -------           ------
Total from investment operations..........      (0.30)            1.20
                                              -------           ------
Less dividends and distributions:
  From net investment income..............      (0.00)(c)        (0.01)
  From net realized gain on investments...         --               --
                                              -------           ------
Total dividends and distributions.........       0.00(c)         (0.01)
                                              -------           ------
Net asset value at end of period..........    $ 11.07           $11.37
                                              =======           ======
Total investment return...................      (2.57%)          11.83%(d)
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income (loss)............      (0.03%)          (0.08%)+(e)
  Expenses................................       1.10%#           1.08%+
Portfolio turnover rate...................        117%             160%
Net assets at end of period (in 000's)....    $18,500           $7,455

------------

(a)  Commencement of Operations.
(b)  Per Share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Total Return is not annualized.
(e)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 #   Includes fees paid indirectly which amounted to 0.03% of
     average net assets for the year ended December 31, 2004.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                 MAINSTAY VP DEVELOPING GROWTH PORTFOLIO
                                            ----------------------------------------------------------------------------------
                                                               INITIAL CLASS                              SERVICE CLASS
                                            ----------------------------------------------------   ---------------------------
                                                                                                                    JUNE 5,
                                                                                                                    2003(A)
                                                                                                    YEAR ENDED      THROUGH
                                                          YEAR ENDED DECEMBER 31,                  DECEMBER 31,   DECEMBER 31,
                                              2004       2003       2002       2001       2000         2004           2003
SELECT PER SHARE DATA AND RATIOS            ----------------------------------------------------------------------------------
Net asset value at beginning of period....  $  8.57    $  6.19    $  8.71    $  9.40    $ 11.94      $  8.56         $ 7.20
                                            -------    -------    -------    -------    -------      -------         ------
Net investment loss (b)...................    (0.07)     (0.07)     (0.07)     (0.07)     (0.07)       (0.09)         (0.06)
Net realized and unrealized gain (loss) on
  investments.............................     0.57       2.45      (2.45)     (0.62)     (2.19)        0.57           1.42
                                            -------    -------    -------    -------    -------      -------         ------
Total from investment operations..........     0.50       2.38      (2.52)     (0.69)     (2.26)        0.48           1.36
                                            -------    -------    -------    -------    -------      -------         ------
Less distributions:
  From net realized gain on investments...       --         --         --         --      (0.28)          --             --
                                            -------    -------    -------    -------    -------      -------         ------
Net asset value at end of period..........  $  9.07    $  8.57    $  6.19    $  8.71    $  9.40      $  9.04         $ 8.56
                                            =======    =======    =======    =======    =======      =======         ======
Total investment return...................     5.86%     38.49%    (28.98%)    (7.34%)   (19.08%)       5.60%         18.83%(c)
Ratios (to average net assets)/
  Supplemental Data:
  Net investment loss.....................    (0.88%)    (1.01%)    (0.92%)    (0.83%)    (0.68%)      (1.13%)        (1.26%)+(d)
  Expenses................................     1.08%#     1.19%      1.10%      1.08%      1.07%        1.33%#         1.44%+
Portfolio turnover rate...................      129%       103%        62%        49%        51%         129%           103%
Net assets at end of period (in 000's)....  $36,604    $38,146    $22,338    $31,243    $36,015      $16,098         $4,441

------------

(a)  Commencement of Operations.
(b)  Per Share data based on average shares outstanding during the period.
(c)  Total Return is not annualized.
(d)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 #   Includes fees paid indirectly which amounted to 0.01% of
     average net assets for the year ended December 31, 2004.
 +   Annualized.

MORE INFORMATION ABOUT THE PORTFOLIOS IS AVAILABLE FREE UPON REQUEST:

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides more details about the Portfolios. A current SAI is incorporated by reference into the Prospectus and has been filed with the SEC.

ANNUAL/SEMIANNUAL REPORTS

Provide additional information about the Portfolios' investments and include discussions of market conditions and investment strategies that significantly affected the Portfolios' performance during the last fiscal year.

TO OBTAIN INFORMATION:

Write to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 452, New York, New York 10010, or call 1-800-598-2019.

You can obtain information about the Portfolios (including the SAI) by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202-942-8090). Reports and other information about the Portfolios are available on the EDGAR Database on the SEC's website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN, OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, NYLIM OR THE SUBADVISORS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

[RECYCLE LOGO]
The MainStay VP Series Fund, Inc.
SEC File Number: 811-03833

MainStay VP Series Fund, Inc. Prospectus                            May 1, 2005

--------------------------------------------------------------------------------
                                                                               -

                                                                 MAINSTAY VP SERIES FUND, INC.
                                                                 OFFERS 3 PORTFOLIOS IN THIS PROSPECTUS
                                                                  Equity
                                                                 Common Stock Portfolio................    page A-5
                                                                  Income
                                                                 Bond Portfolio........................    page A-7
                                                                 Cash Management Portfolio.............    page A-9

INITIAL CLASS SHARES
NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 WHAT'S INSIDE?

--------------------------------------------------------------------------------
                                                                               -

                                                              PAGE
                                                              -----
THE FUND AND THE SEPARATE ACCOUNTS..........................    A-3
INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
  PRINCIPAL RISKS: AN OVERVIEW..............................    A-4
     Not insured............................................    A-4
     You could lose money...................................    A-4
     NAV will fluctuate.....................................    A-4
     More information.......................................    A-4
COMMON STOCK PORTFOLIO......................................    A-5
BOND PORTFOLIO..............................................    A-7
CASH MANAGEMENT PORTFOLIO...................................    A-9
INVESTMENT POLICIES.........................................   A-11
MORE ABOUT INVESTMENT STRATEGIES AND RISKS..................   A-11
     DERIVATIVE SECURITIES..................................   A-11
     FOREIGN SECURITIES.....................................   A-11
     LENDING OF PORTFOLIO SECURITIES........................   A-12
     LOAN PARTICIPATION INTERESTS...........................   A-12
     MORTGAGE-BACKED AND ASSET-BACKED SECURITIES............   A-12
     RISK MANAGEMENT TECHNIQUES.............................   A-12
     SWAP AGREEMENTS........................................   A-12
     WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS.........   A-13
     RISKS OF INVESTING IN HIGH YIELD DEBT ("JUNK BONDS")...   A-13
     TEMPORARY DEFENSIVE INVESTMENTS........................   A-13
     PORTFOLIO TURNOVER.....................................   A-13
THE FUND AND ITS MANAGEMENT.................................   A-13
PURCHASE AND REDEMPTION OF SHARES...........................   A-15
TAXES, DIVIDENDS AND DISTRIBUTIONS..........................   A-17
GENERAL INFORMATION.........................................   A-17
FINANCIAL HIGHLIGHTS........................................   A-18

                            ------------------------

                       THE FUND AND THE SEPARATE ACCOUNTS

--------------------------------------------------------------------------------
                                                                               -

This Prospectus describes Initial Class shares offered by MainStay VP Series Fund, Inc. (the "Fund"). The Fund, an open-end investment management company, is a Maryland corporation organized on June 3, 1983.

The Fund offers twenty-one separate series, each of which represents a separate portfolio of investments. The Initial Class shares of three of these series are offered by the Fund in this Prospectus, the MainStay VP Bond Portfolio ("Bond"), the MainStay VP Cash Management Portfolio ("Cash Management"), the MainStay VP Common Stock Portfolio ("Common Stock"). Each Portfolio offers Initial Class and Service Class shares, except the Cash Management, which offers only Initial Class shares. In many respects, each Portfolio resembles a separate fund. At the same time, in certain important respects, the Fund is treated as a single entity.

Shares of the Portfolios are currently offered to certain Separate Accounts to fund variable annuity policies and variable life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") (collectively, "Policies" and individually, "Policy").

The terms "shareholder" or "shareholders" in this Prospectus refer to the Separate Accounts, and the rights of the Separate Accounts as shareholders are different from the rights of an owner of a Policy ("Owner"). The rights of an Owner are described in the Policy. The current prospectus for the relevant Policy (which accompanies this Prospectus) describes the rights of the Separate Accounts as shareholders and the rights of an Owner. The Separate Accounts invest in shares of the Portfolios in accordance with allocation instructions received from Owners.

The current prospectus for the Policy describes the Policy and the relationship between changes in the value of shares of the Portfolios and the benefits payable under a Policy.

             Investment Objectives, Principal Investment Strategies
                        and Principal Risks: An Overview

This Prospectus discusses three Portfolios which invest for varying combinations of income and capital appreciation. Each of the Portfolios pursues somewhat different strategies to achieve its objective. Under normal market conditions, the Equity Portfolios invest primarily in equity securities, and the Income Portfolios invest primarily in debt securities. Each of the Portfolios is managed by New York Life Investment Management LLC ("NYLIM" or the "Manager"). NYLIM is responsible for the day-to-day portfolio management of two of the Portfolios and has retained a subadvisor for the other Portfolio. In times of unusual or adverse conditions, each Portfolio may invest for temporary or defensive purposes outside the scope of its principal investment focus.

Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When you buy stock in a corporation you become part owner. The Portfolios may buy equity securities through stock exchanges, such as the New York Stock Exchange, the American Stock Exchange, or foreign stock exchanges, or in the over-the-counter market. There are many different types of equity securities, including stocks, convertible securities, American Depositary Receipts and others. Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid.

Both governments and private companies may raise needed cash by issuing or selling debt securities to investors. The Portfolios may buy debt securities directly from those governments and companies or in the secondary trading markets. There are many different types of debt securities, including bonds, notes, debentures and others. Some pay fixed rates of return; others pay variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount to be paid at maturity. The amount of interest paid is subject to many variables, including creditworthiness of the issuer, length of maturity of the security, market factors, and the nature of the debt instrument. Each of the Portfolios described in this Prospectus invests in particular types of debt securities, consistent with its own investment objective and strategies which are described in the succeeding pages of this Prospectus.

NOT INSURED
An investment in the Portfolios is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Cash Management Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

YOU COULD LOSE MONEY
Before considering an investment in one or more of the Portfolios, you should understand that you could lose money.

NAV WILL FLUCTUATE
The value of Portfolio shares, also known as the net asset value ("NAV"), will fluctuate based on the value of the Portfolio's holdings. Security values change. Investment in common stocks and other equity securities is particularly subject to the risks of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of a Portfolio's holdings. In the case of debt securities, security values change when interest rates change. Generally when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up. Other factors, such as changes in how the market views the creditworthiness of an issuer, changes in economic or market conditions, changes in relative values of currencies, the risks inherent in management's ability to anticipate such changes, and changes in the average maturity of a Portfolio's investment, can also affect security values and Portfolio share price.

MORE INFORMATION
The next section of this Prospectus gives you more detailed information about the investment objectives, policies, principal investment strategies, principal risks and performance of each of the Portfolios offered in this Prospectus. Please review it carefully.

                       MAINSTAY VP COMMON STOCK PORTFOLIO

INVESTMENT OBJECTIVE -- The Common Stock Portfolio's investment objective is to seek long-term growth of capital, with income as a secondary consideration.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in common stocks.

INVESTMENT PROCESS -- NYLIM, the Portfolio's Manager, will seek to identify companies that are considered to have a high probability of outperforming the S&P 500(R) Index over the following six to twelve months. The underlying process for selecting stocks is based on a quantitative process that ranks stocks based on traditional value measures, earnings quality and technical factors. On occasion, trading strategies that seek to realize returns over shorter periods may be employed. The Portfolio normally invests in common stocks of well-established US companies, primarily those with large-capitalizations. The Portfolio invests in companies with market capitalizations that, at the time of investment, are similar to companies in the S&P 500(R) Index and the Russell 1000 Index. The Portfolio is managed with a core orientation (including growth and value equities). NYLIM uses a bottom up approach that assesses stocks based on their individual strengths, rather than focusing on the underlying sectors/industries of those stocks or on general economic trends.

The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. S&P 500(R) is a trademark of The McGraw-Hill Companies, Inc. The market capitalizations of companies in this index fluctuate; as of the date of this prospectus, they range from $624 million to $381.9 billion. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The market capitalizations of companies in this Index fluctuate; as of the date of this prospectus, they range from $484 million to $381.3 billion.

NYLIM may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, NYLIM may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

The principal risk of investing in value stocks is that they may never reach what NYLIM believes is their full value or that they may even go down in value.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Portfolio) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


COMMON STOCK PORTFOLIO -- INITIAL     QUARTER/YEAR   RETURN
CLASS
Highest Return/Best Quarter               4/99       23.35%
Lowest Return/Worst Quarter               1/01      -15.25%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                     1 YEAR   5 YEARS   10 YEARS
Common Stock Portfolio--
  Initial Class                      10.90%   -3.18%     11.05%
S&P 500(R) Index(1)                  10.88%   -2.30%     12.07%
Russell 1000(R) Index(2)             11.40%   -1.76%     12.16%

(1) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Total returns assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.

(2) The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                          Annual Total Returns (12/31)

[Bar Chart]

95                                                                               29.16
96                                                                               24.50
97                                                                               26.75
98                                                                               26.59
99                                                                               29.96
00                                                                               -3.34
01                                                                              -17.09
02                                                                              -24.25
03                                                                               26.37
04                                                                               10.90

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee                                     0.25%
    Distribution and Service (12b-1) Fees            None
    Other Expenses
    (includes Administration Fee of 0.20%)           0.28%
    Total Portfolio Operating Expenses               0.53%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $54        $170        $296         $665

                           MAINSTAY VP BOND PORTFOLIO

INVESTMENT OBJECTIVE -- The Bond Portfolio's investment objective is to seek the highest income over the long term consistent with preservation of principal.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in bonds, which include all types of debt securities such as:

- debt or debt-related securities issued or guaranteed by the U.S. or foreign governments, their agencies or instrumentalities;

- obligations of international or supranational entities;

- debt securities issued by U.S. or foreign corporate entities;

- zero coupon bonds;

- mortgage-related and other asset-backed securities; and

- loan participation agreements.

The effective maturity of this portion of the Portfolio's holdings will usually be in the intermediate range (three to ten years), although it may vary depending on market conditions as determined by NYLIM, the Portfolio's Manager.

At least 65% of the Portfolio's total assets will be invested in debt securities rated Baa or better by Moody's or BBB or better by S&P when purchased, or if unrated, determined by the Manager to be of comparable quality.

As part of the Portfolio's principal investment strategies, the Manager may use investment practices such as mortgage dollar rolls and portfolio securities lending.

INVESTMENT PROCESS -- In pursuing the Portfolio's investment strategy, the Portfolio's Manager conducts a continuing review of yields and other information derived from a data base which it maintains in managing fixed-income portfolios.

Fundamental economic cycle analysis, credit quality and interest rate trends are the principal factors considered by the Manager in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within the Portfolio's investment portfolio. Maturity shifts are based on a set of investment decisions that take into account a broad range of fundamental and technical indicators.

Consistent with its principal investment strategy, the Portfolio may purchase debt securities of U.S. issuers, including derivatives such as mortgage-related and asset-backed securities. Commercial paper must be, when purchased, rated Prime-1 by Moody's or A-1 by S&P, or if unrated, determined by the Manager to be of comparable quality. The Portfolio's principal investments may have fixed or floating rates of interest.

The Manager may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Manager may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

PRINCIPAL RISKS -- The value of debt securities fluctuate depending upon various factors, including interest rates, issuer creditworthiness, prepayment, market conditions and maturities. Investments in the Portfolio are not guaranteed even though some of the Portfolio's investments are guaranteed by the U.S. government or its agencies or instrumentalities.

Investments in loan participation interests are subject to the risk that there may not be a readily available market which in some cases could result in the Portfolio disposing of such security at a substantial discount from face value or holding such security until maturity. In addition, the credit risk associated with investments in loan participation interests may include the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Portfolio purchased such loan participation interests.

Since the Portfolio can invest in foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. based companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, changes in U.S. or foreign tax or currency laws, and changes in monetary policy.

The Portfolio's investments include derivatives such as floaters and mortgage-related and asset-backed securities. The Portfolio may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Portfolio may lose money using derivatives. The derivatives may increase the volatility of the Portfolio's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.

The Portfolio's use of investment practices such as mortgage dollar rolls and securities lending also presents certain risks. The principal risk of mortgage dollar roll transactions is that the security the Portfolio receives at the end of the transaction is worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction. The principal risk of securities lending is that the financial institution that borrows securities from the Portfolio could go bankrupt and the Portfolio might not be able to recover the securities or their value.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


BOND PORTFOLIO -- INITIAL CLASS          QUARTER/YEAR  RETURN
Highest Return/Best Quarter                  2/95       6.37%
Lowest Return/Worst Quarter                  1/96      -2.56%

        AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                  1 YEAR  5 YEARS  10 YEARS
Bond Portfolio --
  Initial Class                    4.09%   7.41%    7.35%
Merrill Lynch Corporate and
  Government Master Index(1)       4.15%   7.95%    7.78%
Lehman Brothers(R) Aggregate
  Bond Index(2)                    4.34%   7.71%    7.72%

(1) The Merrill Lynch Corporate and Government Master Index is an unmanaged index consisting of issues of the U.S. government and its agencies as well as investment-grade corporate securities. Results assume the reinvestment of all income and capital gains distributions. You cannot invest directly in an index.
(2) The Lehman Brothers(R) Aggregate Bond Index (the "Aggregate Index") includes the following other Lehman Brothers(R) indexes: the Government/Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Aggregate Index, securities must be investment grade quality or higher, have at least one year to maturity, and have an outstanding par value of at least $100 million. You cannot invest directly in an index.

[BOND PORTFOLIO BAR CHART]

95                                                                               18.31
96                                                                                2.05
97                                                                                9.65
98                                                                                9.12
99                                                                               -1.53
00                                                                                9.82
01                                                                                9.27
02                                                                                9.48
03                                                                                4.52
04                                                                                4.09

                          Annual Total Returns (12/31)

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee                                     0.25%
    Distribution and Service (12b-1) Fees            None
    Other Expenses
    (includes Administration Fee of 0.20%)           0.29%
    Total Portfolio Operating Expenses               0.54%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, and that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $55        $173        $302         $677

                     MAINSTAY VP CASH MANAGEMENT PORTFOLIO

INVESTMENT OBJECTIVE -- The Cash Management Portfolio's investment objective is to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES -- MacKay Shields LLC is the Portfolio's Subadvisor. The Portfolio invests in short-term dollar-denominated securities, maturing in 397 days (13 months) or less. The weighted average portfolio maturity will not exceed 90 days. These securities may include U.S. government securities; bank and bank holding company obligations, such as CDs and bankers' acceptances; commercial paper, which is short-term, unsecured loans to corporations; other corporate loans of one year or less; and dollar-denominated loans to U.S. and foreign issuers and securities of foreign branches of U.S. banks and foreign banks, such as negotiable CDs, also known as Eurodollars. These securities may be variable rate notes, floating rate notes and mortgage-related and asset-backed securities. Mortgage-related securities (including mortgage-backed securities) are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers. The values of asset-backed securities are based on underlying pools of other receivables. Variable rate notes are debt securities that provide for periodic adjustments in their interest rate. Floaters are debt securities with a floating rate of interest that is tied to another interest rate such as a money market index or Treasury bill rate. All securities purchased by the Portfolio must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940 which are designed to mitigate the risk of loss. There must be a reasonable expectation that at any time until the final maturity of a floating or variable rate instrument or the period remaining until the principal amount can be recovered through demand, the market value of the floating or variable rate instrument will approximate its amortized cost.

PRINCIPAL RISKS -- An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. This could occur because of highly unusual market conditions or a sudden collapse in the creditworthiness of a company once believed to be an issuer of high-quality, short-term securities.


Since the Portfolio invests in dollar-denominated foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. based issuers. These include political and economic instability, less publicly available issuer information and changes in U.S. or foreign tax or currency laws.


The Portfolio's principal investments include derivatives such as variable rate instruments, floaters and mortgage-related and asset-backed securities. If the Subadvisor is wrong about its creditworthiness assessments, expectations of changes in interest rates or market conditions, as a result of an investment or its use of derivatives the Portfolio could suffer a loss.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


CASH MANAGEMENT PORTFOLIO -- INITIAL     QUARTER/YEAR  RETURN
CLASS
Highest Return/Best Quarter                  3/00       1.56%
Lowest Return/Worst Quarter                  1/04       0.14%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                     1 YEAR   5 YEARS   10 YEARS
Cash Management Portfolio --
  Initial Class                      0.85%     2.53%       3.84%
Lipper Money Market Funds Index(1)   0.78%     2.47%       3.78%

(1) The Lipper Money Market Funds Index is an equally weighted performance index adjusted for capital gains distributions and income dividends of the largest qualifying funds in the investment objective. The funds invest in high-quality financial instruments rated in the top two grades with a dollar-weighted average maturity of less than 90 days.

[CASH MANAGEMENT PORTFOLIO BAR CHART]

95                                                                               5.59
96                                                                               4.95
97                                                                               5.25
98                                                                               5.18
99                                                                               4.84
00                                                                               6.06
01                                                                               3.84
02                                                                               1.36
03                                                                               0.67
04                                                                               0.85

                  Annual total returns (12/31) - Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                      INITIAL
                                       CLASS
                                      -------
Advisory Fee(1)                          0.25%
Distribution and Service (12b-1)
  Fees                                   None
Other Expenses
(includes Administration Fee of
0.20%)                                   0.30%
Total Portfolio Operating Expenses       0.55%

(1) The advisory fee for the Portfolio is an annual percentage of the Fund's average daily net assets as follows: 0.25% up to $500 million and 0.20% in excess of $500 million.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $56        $176        $307         $689

                              INVESTMENT POLICIES

--------------------------------------------------------------------------------

The discussion of Principal Investment Strategies for some of the Portfolios states that the relevant Portfolio invests, under normal circumstances, at least 80% of its assets in a particular type of investment. For these purposes, "assets" means the Portfolio's net assets plus any borrowings for investment purposes. The 80% requirement must be complied with at the time the Portfolio invests its assets. Accordingly, where a Portfolio no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings but would have to make any new investments in such as way as to bring the portfolio into compliance with the 80% requirement. Contract holders will receive at least 60 days prior notice of any change in the policy of a Portfolio to invest at least 80% of its assets in the manner described above.

When the discussion states that the Portfolio invests "primarily" in a certain type or style of investments, this normally means that the Portfolio will invest, under normal circumstances, at least 65% of its assets (as defined above) in that type or style of investments.

                   MORE ABOUT INVESTMENT STRATEGIES AND RISKS

--------------------------------------------------------------------------------

Information about each Portfolio's principal investments, investment practices and principal risks appears at the beginning of the Prospectus. The information below further describes the investment practices and risks pertinent to one or more of the Portfolios. Additional information about the investment practices of the Portfolios and risks pertinent to these practices is included in the Statement of Additional Information (SAI) (see the back cover of this Prospectus).

DERIVATIVE SECURITIES

The value of derivatives is based on certain underlying equity or fixed-income securities, interest rates, currencies or indices. They may be hard to sell and are very sensitive to changes in the underlying security, interest rate, currency or index, and as a result can be highly volatile. If the Manager or Subadvisor is wrong about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss.

In addition, the leverage associated with inverse floaters, a type of derivative, may result in greater volatility in their market value than other income-producing securities. With respect to mortgage-backed and asset-backed securities, if interest rates fall, the underlying mortgages and debt may be paid off, reducing the value of a Portfolio's investments.

FOREIGN SECURITIES

Foreign securities are issued by companies organized outside the U.S. and are traded in markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing. For example, foreign investments could be more difficult to sell than U.S. investments. They also may subject a Portfolio to risks different from investing in domestic securities. Investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investment in emerging market countries presents risks in greater degree than those presented by investment in foreign issuers in countries with developed securities markets and more advanced regulatory systems.

Some foreign securities may be issued by companies organized outside the U.S. and are traded only or primarily in trading markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing. Some foreign securities may be issued by companies organized outside the U.S. but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, American Depositary Receipts and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are not subject to all the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities traded in U.S. securities markets.

Many of the foreign securities in which the Portfolios invest will be denominated in foreign currencies. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Portfolios' assets. However, a Portfolio may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques."

LENDING OF PORTFOLIO SECURITIES

Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board of Directors. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, a Manager or Subadvisor will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

LOAN PARTICIPATION INTERESTS

Loan participation interests, also referred to as "Participations," are fractional interests in an underlying corporate loan and may be purchased from an agent bank, co-lenders, or other holders of Participations. There are three types of Participations which a Portfolio may purchase. A Participation in a novation of a corporate loan involves a Portfolio assuming all the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. Second, a Portfolio may purchase a Participation in an assignment of all or a portion of a lender's interest in a corporate loan, in which case a Portfolio may be required generally to rely on the assigning lender to demand payment and to enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the underlying corporate loan. Third, a Portfolio may also purchase a Participation in a portion of the rights of a lender in a corporate loan, in which case, a Portfolio will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights against the agent bank or borrower. The Portfolio must rely on the lending institution for that purpose.

The principal credit risk associated with acquiring Participations from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. A Portfolio may incur additional credit risk, however, when it is in the position of participant rather than co-lender because the Portfolio must then assume the risk of insolvency of the co-lender from which the Participation was purchased and that of any person interposed between the Portfolio and the co-lender.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

Mortgage-backed and asset-backed securities are derivative securities whose value is based on underlying pools of loans that may include interests in pools of lower-rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The Manager's or the Subadvisor's ability to correctly forecast interest rates and other economic factors will impact the success of investments in mortgage-backed and asset-backed securities. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and, if the security has been purchased at a premium, the amount of some or all of the premium may be lost in the event of prepayment.

RISK MANAGEMENT TECHNIQUES

Various techniques can be used to increase or decrease a Portfolio's exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

These practices can be used in an attempt to adjust the risk and return characteristics of their portfolios of investments. When a Portfolio uses such techniques in an attempt to reduce risk it is known as "hedging." If a Portfolio's Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

SWAP AGREEMENTS

Certain of the Portfolios may enter into interest rate, index and currency exchange rate swap agreements to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding that desired return.

Whether a Portfolio's use of swap agreements will be successful will depend on whether the Manager or the Subadvisor correctly predicts movements in interest rates, indices and currency exchange rates. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, with swap agreements the other party could go bankrupt and a Portfolio could lose the value of the security it should have received in the swap.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

Debt securities are often issued on a when-issued basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. During the period between purchase and settlement, no payment is made by the Portfolio and no interest accrues to the Portfolio. The market value of the when-issued securities on the settlement date may be more or less than the purchase price payable at settlement date. Similarly, a Portfolio may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedures and risks exist for forward commitments as for when-issued securities.

RISKS OF INVESTING IN HIGH YIELD DEBT
("JUNK BONDS")

High yield debt securities rated lower than Baa by Moody's or BBB by S&P or, if not rated, determined to be of equivalent quality by the Manager or Subadvisor are sometimes referred to as junk bonds and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

TEMPORARY DEFENSIVE INVESTMENTS

In times of unusual or adverse conditions, for temporary defensive purposes, or for liquidity purposes, each Portfolio may invest outside the scope of its principal investment focus. During such times, a Portfolio may not invest in accordance with its investment objective or investment strategies and, as a result, there is no assurance that the Portfolio will achieve its investment objective. Under such conditions, each Portfolio may invest without limit in money market and other investments. In addition, under such conditions, the International Equity Portfolio may invest without limit in equity securities of U.S. issuers and bonds and the High Yield Corporate Bond Portfolio may invest without limit in securities rated A or higher by Moody's or S&P and in U.S. government securities.

PORTFOLIO TURNOVER

Portfolio turnover measures the amount of trading a Portfolio does during the year. Due to their trading strategies, some of the Portfolios may experience a portfolio turnover rate of over 100%. Portfolio turnover information for each Portfolio is found in the Financial Highlights section. The use of certain investment strategies may generate increased portfolio turnover. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Portfolio).

                          THE FUND AND ITS MANAGEMENT

--------------------------------------------------------------------------------
                                                                               -

The Fund's Directors oversee the actions of the Manager and Subadvisor and decide on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business of the Fund.

     THE MANAGER

New York Life Investment Management LLC ("NYLIM" or the "Manager"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054, is the Manager to each Portfolio. NYLIM was formed as an independently managed indirect wholly-owned subsidiary of New York Life Insurance Company in April 2000. As of December 31, 2004, NYLIM and its affiliates managed approximately $189 billion in assets.

In conformity with the stated policies of the Portfolios, NYLIM administers each Portfolio's business affairs and manages the investment operations of each Portfolio and the composition of the portfolio of each Portfolio, subject to the supervision of the Board of Directors. These advisory services are provided pursuant to an Investment Advisory Agreement. NYLIM, with the approval of the Board of Directors, may select and employ Subadvisors and, if it does so, NYLIM monitors the Subadvisors' investment programs and results, and coordinates the investment activities of the Subadvisors to help ensure compliance with regulatory restrictions. The Subadvisors, subject to the supervision of NYLIM, are responsible for deciding which portfolio securities to purchase and sell for their respective Portfolios and for placing those Portfolios' portfolio transactions. NYLIM pays the fees of each Portfolio's Subadvisor. The Subadvisory Agreements can be terminated by NYLIM or by the Board of Directors, in which case the Subadvisors would no longer manage the Portfolio. NYLIM manages directly two Portfolios and retains a Subadvisor for the remaining Portfolio as described below.

NYLIM also provides administrative services to each of the Portfolios. NYLIM provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolios excluding those maintained by the Portfolios' Custodian, except those as to which NYLIM has supervisory functions, and other than those being maintained by NYLIM or the Subadvisors. NYLIM pays the salaries and expenses of all personnel affiliated with the Portfolios, and all the operational expenses that are not the responsibility of the Portfolios, including the fees paid to the Subadvisor. These services are provided to the other Portfolios pursuant to separate Administration Agreements.

The Portfolios pay separate fees for advisory and administrative services. For the fiscal year ended December 31, 2004, the Fund, on behalf of these Portfolios, paid NYLIM an aggregate fee for investment advisory services performed at an annual percentage of the average daily net assets of that Portfolio as set forth below. In addition, each of the 3 Portfolios also pays NYLIM a monthly fee for administrative services performed and the facilities furnished by NYLIM at an annual rate of 0.20% of the average daily net assets of each Portfolio.

                                              ANNUAL RATE
                                              -----------
Bond Portfolio..............................     0.25%
Cash Management Portfolio...................     0.25%
Common Stock Portfolio......................     0.25%

NYLIM makes payments from its own resources to NYLIAC for providing a variety of recordkeeping, administrative, marketing, shareholder support and other services. These arrangements vary among the Portfolios and may amount to payments from NYLIM's own resources which are not expected to exceed .25% (exclusive of 12b-1 Fees) of the value of Portfolio assets. Payments from NYLIM's own resources do not change the purchase price of shares, the amount of shares that your investment purchases, the value of your shares, or the proceeds of any redemption.

Representatives of NYLIFE Securities, who solicit sales of the variable annuity products that invest in the Portfolios, may receive sales support from consultants employed by NYLIAC, who are also registered representatives of NYLIFE Securities/NYLIFE Distributors. These consultants may be eligible for additional compensation (by NYLIM, not the Fund) based on the proportion of initial premiums paid for the variable annuity product that are allocated to the Portfolios of the Fund.

Where NYLIM has retained a Subadvisor, the Subadvisor, under the supervision of NYLIM, is responsible for making the specific decisions about buying, selling and holding securities; selecting brokers and brokerage firms to trade for it; maintaining accurate records; and, if possible, negotiating favorable commissions and fees with the brokers and brokerage firms. For these services, the Subadvisor is paid a monthly fee by NYLIM, not the Portfolios. (See the SAI for the breakdown of fees.)

SUBADVISORS. Each Subadvisor is employed by NYLIM, subject to approval by the Board of Directors, and, where required, the shareholders of the applicable Portfolio. NYLIM recommends Subadvisors to the Fund's Board of Directors based upon its continuing quantitative and qualitative evaluation of the Subadvisor's skill in managing assets using specific investment styles and strategies.

Each Subadvisor has discretion to purchase and sell securities for the assets of its respective Portfolio in accordance with that Portfolio's investment objectives, policies and restrictions. Although the Subadvisors are subject to general supervision by the Fund's Board of Directors and NYLIM, these parties do not evaluate the investment merits of specific securities transactions.

MacKay Shields LLC, 9 West 57th Street, New York, New York 10019, is the Subadvisor to the Cash Management Portfolio. The firm was incorporated in 1969 as an independent advisory firm and was privately held until 1984 when it became a wholly-owned but autonomously managed subsidiary of New York Life Insurance Company ("New York Life"). MacKay Shields became a Delaware limited liability company in 1999. As of December 31, 2004, MacKay Shields managed approximately $39.2 billion in assets.

     PORTFOLIO MANAGERS

NYLIM and the Sub-Advisor uses a team of portfolio managers and analysts acting together to manage each Portfolio's investments. The senior members of each Portfolio's management team who are jointly and primarily responsible for the Portfolio's day-to-day management are set forth below:

BOND PORTFOLIO -- Donald F. Serek, Thomas Volpe, Jr. and Michael J. Pagano

CASH MANAGEMENT PORTFOLIO -- Claude Athaide and Christopher Harms

COMMON STOCK PORTFOLIO -- Harvey Fram

     PORTFOLIO MANAGER BIOGRAPHIES

The following section provides biographical information about each of the Portfolio's portfolio managers and certain other investment personnel. Additional information regarding the portfolio manager's compensation, other accounts managed by these portfolio managers and their ownership of shares of the Portfolios each manages is available in the Statement of Additional Information.

CLAUDE ATHAIDE, PH.D., CFA -- Mr. Athaide has managed the Cash Management Portfolio since March 1998. Mr. Athaide joined MacKay Shields in 1996 and became an Associate Director in 2001. Prior to joining MacKay Shields, Mr. Athaide taught graduate and undergraduate level statistics and computer programming courses at George Washington University and The Wharton School of the University of Pennsylvania and was a Quantitative Analyst with the Republic National Bank from May 1995 to August 1995. Mr. Athaide has over five years of investment experience. Mr. Athaide earned the right to use the Chartered Financial Analyst designation in 2000.

HARVEY FRAM, CFA -- Mr. Fram is the portfolio manager of the Common Stock and Mid Cap Core Portfolios. He joined NYLIM in March 2000. Mr. Fram was a Portfolio Manager and Research Strategist with Monitor Capital Advisors LLC from 1999 to 2001. Mr. Fram is responsible for the management of quantitative equity portfolios. Prior to joining Monitor, he was a quantitative equity research analyst at ITG, a technology based equity brokerage firm. Mr. Fram was awarded his Chartered Financial Analyst designation in 1999 and has an MBA from the Wharton School at the University of Pennsylvania.

CHRISTOPHER HARMS -- Mr. Harms has managed the Total Return Portfolio since July 2000, the Government Portfolio from April 1999 until July 2000 and the Cash Management Portfolio since 2004. Mr. Harms is a Managing Director of MacKay Shields. Mr. Harms joined MacKay Shields as a Director in 1991 with more than 10 years prior investment management and research experience. Prior to joining the firm, Mr. Harms was employed at Bear Stearns in the Asset Management Division as a fixed income portfolio manager.

MICHAEL J. PAGANO -- Mr. Pagano is a Director in New York Life Investment Management's Securities Investment Group. His primary focus is on the investment-grade corporate bond portfolios. Prior to joining The Company in June, 2003, Mr. Pagano was a Vice-President and fixed income portfolio manager at Fiduciary Asset Management where he managed fixed income portfolios benchmarked against the Lehman Aggregate Index. Earlier in his career, Mr. Pagano was an institutional mortgage-backed and structured products sales specialist at Merrill Lynch and Banc of America Securities, as well as Director of Marketing for Neuberger & Berman's Wrap Fee Management Group. Mr. Pagano holds a B.A. in Economics and Political Science from Amherst College and an M.B.A., with a concentration in finance, from the University of Chicago Graduate School of Business.

DONALD F. SEREK -- Mr. Serek has managed the Bond Portfolio since April 2000. He has been a Portfolio Manager with NYLIM since April 2000. He joined New York Life in 1997 as a corporate bond specialist. Prior thereto, he was a Senior Analyst at Citicorp Securities where he analyzed global power, sovereign, supranational, telecommunications and media issuers for five years. Earlier in his career he held positions in Citibank's Corporate Financial Analysis and International Banking and Finance Groups.

THOMAS VOLPE, JR. -- Mr. Volpe became a portfolio manager of the Bond Portfolio in April 2003. Mr. Volpe is a Second Vice President in NYLIM's Securities Investment Group. He joined the Public Fixed Income Group of NYLIM in May 2000. Prior to that, he was a Treasury Cash Manager for the Treasury Department of New York Life Insurance Company where he earned the credential of Certified Cash Manager. He has been employed by New York Life Insurance Company since 1989 and has held a number of positions in the Securities Operations and Treasury Cash Management areas. Mr. Volpe holds a BA in Economics from the State University of New York at Albany and a MBA in Finance from Adelphi University.

                       PURCHASE AND REDEMPTION OF SHARES

--------------------------------------------------------------------------------
                                                                               -

FAIR VALUATION, MARKET TIMING, AND PORTFOLIO HOLDINGS DISCLOSURE

Determining the Portfolio's Share Prices (NAV) and the Valuation of Securities

Shares in each of the Portfolios are offered to and are redeemed by the Separate Accounts at a price equal to their respective net asset value, or NAV, per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolios' shares.

Each Portfolio of the Fund generally calculates the value of its investments (also known as its net asset value, or NAV) at the close of regular trading on the New York Stock Exchange (usually 4:00 pm eastern time) every day the Exchange is open. The NAV per share for a class of shares is determined by dividing the value of a Portfolio's net assets attributable to that class by the number of shares of that class outstanding on that day. The value of a Portfolio's investments is generally based on current market prices (amortized cost, in the case of the Cash Management Portfolio). If current market values are not available or, in the judgment of the Manager, do not accurately reflect the fair value of a security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of a Portfolio's securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless the Manager or Subadvisor, in consultation with the Subadvisor, deems a particular event would materially affect NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. A Portfolio may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares. The NAV of a Portfolio's shares may change on days when shareholders will not be able to purchase or redeem shares.

The Board has adopted valuation procedures for the Fund and has delegated day-to-day responsibility for fair value determinations to the Fund's Valuation Committee. Determinations of the Valuation Committee are subject to review and ratification by the Board at its next scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The Fund expects to use fair value pricing for securities actively traded on U.S. exchanges only under limited circumstances (e.g., for thinly-traded securities where the market quotation is deemed unreliable, in response to security trading halts, or when an exchange closes early or does not open.) Certain Portfolios of the Fund may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, the Fund's fair valuation procedures include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available.

Excessive Purchases and Redemptions or Exchanges

The interests of the Fund's shareholders and the Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a Portfolio's investment strategies or negatively impact Portfolio performance. For example, the Manager or a Portfolio's Subadvisor might have to maintain more of a Portfolio's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. Shareholders that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by long-term shareholders.

The Fund is not intended to be used as a vehicle for short-term trading, and the Fund's Board of Directors has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of each Portfolio's shares in order to protect long-term shareholders of the Fund. Each Portfolio of the Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase, exchange or transfer order for any reason.

Shares of the Portfolios are generally held through insurance company separate accounts. The ability of the Fund to monitor transfers made by the contract holders in separate accounts maintained by New York Life Insurance and Annuity Corporation ("NYLIAC") is limited by the omnibus nature of these accounts. The Fund does not maintain data regarding individual contract holder transactions. The Fund's policy is that the Portfolios must rely on NYLIAC to both monitor market timing within a Portfolio and attempt to prevent it through its own policies and procedures. In situations in which the Fund becomes aware of possible market timing activity, it will notify NYLIAC in order to help facilitate the enforcement of its market timing policies and procedures. The Fund reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from NYLIAC that the Fund determines not to be in the best interest of the Portfolios. Contract holders should refer to the product prospectus for a description of the methods that NYLIAC may utilize to monitor and detect excessive or frequent trading in Portfolio shares. NYLIAC or the Fund may modify their procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the prevention or detection of excessive or frequent trading or to address specific circumstances.

While NYLIAC and the Fund discourage excessive short-term trading, there is no assurance that they will be able to detect all market timing activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. Neither NYLIAC nor the Fund has any arrangements to permit or accommodate frequent or excessive short-term trading.

Portfolio Holdings Information

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities holdings is available in the Fund's Statement of Additional Information. The Fund publishes quarterly a list of each Portfolio's ten largest holdings and publishes monthly a complete schedule of each Portfolio's holdings on the internet at www.mainstayfunds.com. You may also obtain this information by calling toll-free 1-800-598-2019. The portfolio holdings are made available as of the last day of each calendar month, approximately 30 days after the end of that month. In addition, disclosure of each Portfolio's top ten holdings is made quarterly approximately 15 days after the end of each fiscal quarter. The quarterly top ten holdings information is also provided in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

--------------------------------------------------------------------------------
                                                                               -

     TAXES

Each Portfolio intends to elect and to qualify to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If each Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each Portfolio will be relieved of federal income tax on the amounts distributed.

In order for the Separate Accounts to comply with regulations under Section 817(h) of the Code, each Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of each Separate Account's proportionate share of the assets owned by each of the regulated investment companies in which it owns shares is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable.

Since the sole shareholders of the Fund will be Separate Accounts, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the Policies, see the attached prospectus for the Policy.

     DIVIDENDS AND DISTRIBUTIONS

The Cash Management Portfolio (which seeks to maintain a constant net asset value of $1.00 per share) will declare a dividend of its net investment income daily and distribute such dividend monthly; a shareholder of that Portfolio begins to earn dividends on the next business day following the receipt of the shareholder's investment by the Portfolio. Each Portfolio other than the Cash Management Portfolio declares and distributes a dividend of net investment income, if any, annually. Shareholders of each Portfolio, other than the Cash Management Portfolio, will begin to earn dividends on the first business day after the shareholder's purchase order has been received. Distributions reinvested in shares will be made after the first business day of each month following declaration of the dividend. Each Portfolio will distribute its net long-term capital gains, if any, after utilization of any capital loss carryforwards after the end of each fiscal year. The Portfolios may declare an additional distribution of investment income and capital gains in October, November or December (which would be paid before February 1 of the following year) to avoid the excise tax on income not distributed in accordance with the applicable timing requirements.

                              GENERAL INFORMATION

--------------------------------------------------------------------------------
                                                                               -

     CUSTODIAN

For the Bond and Common Stock Portfolios, JP Morgan Chase & Co., 3 Chase Metro Tech Center, Brooklyn, New York 11245 is the custodian of the Portfolios' assets. For the remaining Portfolios, The Bank of New York, 100 Church Street, New York, New York 10286 is the custodian of the Portfolios' assets.

                              FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the Portfolios' financial performance for the past five years or, if shorter, the period of a Portfolio's operations. Certain information reflects financial results for a single portfolio share outstanding throughout each of the periods presented. The total returns in the table represent the rate that an investor would have earned on an investment in that portfolio (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's Financial Statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                 MAINSTAY VP BOND PORTFOLIO
                                                              ----------------------------------------------------------------
                                                                                       INITIAL CLASS
                                                              ----------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                                2004          2003          2002          2001          2000
SELECT PER SHARE DATA AND RATIOS                              ----------------------------------------------------------------
Net asset value at beginning of period......................  $  13.41      $  13.73      $  13.11      $  12.59      $  12.24
                                                              --------      --------      --------      --------      --------
Net investment income.......................................      0.47          0.52(b)       0.60          0.65          0.85
Net realized and unrealized gain (loss) on investments......      0.08          0.10          0.64          0.52          0.35
                                                              --------      --------      --------      --------      --------
Total from investment operations............................      0.55          0.62          1.24          1.17          1.20
                                                              --------      --------      --------      --------      --------
Less dividends and distributions:
  From net investment income................................     (0.50)        (0.59)        (0.61)        (0.65)        (0.85)
  From net realized gain on investments.....................     (0.15)        (0.35)        (0.01)           --            --
                                                              --------      --------      --------      --------      --------
Total dividends and distributions...........................     (0.65)        (0.94)        (0.62)        (0.65)        (0.85)
                                                              --------      --------      --------      --------      --------
Net asset value at end of period............................  $  13.31      $  13.41      $  13.73      $  13.11      $  12.59
                                                              ========      ========      ========      ========      ========
Total investment return.....................................      4.09%         4.52%         9.48%         9.27%         9.82%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................      3.36%         3.75%         4.93%         5.66%         6.37%
  Expenses..................................................      0.54%         0.54%         0.52%         0.52%         0.51%
Portfolio turnover rate.....................................       335%          149%           76%           54%           58%
Net assets at end of period (in 000's)......................  $421,046      $485,033      $481,740      $372,983      $257,573

------------

(a)  Commencement of Operations.
(b)  Per Share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Total return is not annualized.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                           MAINSTAY VP CASH MANAGEMENT PORTFOLIO
                                                              ----------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                                2004          2003          2002          2001          2000
SELECT PER SHARE DATA AND RATIOS                              ----------------------------------------------------------------
Net asset value at beginning of year........................  $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                              --------      --------      --------      --------      --------
Net investment income.......................................      0.01          0.01          0.01          0.04          0.06
Net realized and unrealized gain on investments.............      0.00(a)       0.00(a)       0.00(a)       0.00(a)         --
                                                              --------      --------      --------      --------      --------
Total from investment operations............................      0.01          0.01          0.01          0.04          0.06
                                                              --------      --------      --------      --------      --------
Less dividends and distributions:
  From net investment income................................     (0.01)        (0.01)        (0.01)        (0.04)        (0.06)
  From net realized gain on investments.....................     (0.00)(a)     (0.00)(a)     (0.00)(a)     (0.00)(a)        --
                                                              --------      --------      --------      --------      --------
Total dividends and distributions...........................     (0.01)        (0.01)        (0.01)        (0.04)        (0.06)
                                                              --------      --------      --------      --------      --------
Net asset value at end of year..............................  $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                              ========      ========      ========      ========      ========
Total investment return.....................................      0.85%         0.67%         1.36%         3.84%         6.06%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................      0.83%         0.67%         1.33%         3.57%         5.87%
  Expenses..................................................      0.55%         0.55%         0.55%         0.54%         0.52%
Net assets at end of year (in 000's)........................  $308,660      $359,974      $518,348      $481,171      $305,915

------------

(a)  Less than one cent per share.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                              MAINSTAY VP COMMON STOCK PORTFOLIO
                                                             --------------------------------------------------------------------
                                                                                        INITIAL CLASS
                                                             --------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                               2004          2003          2002           2001            2000
SELECT PER SHARE DATA AND RATIOS                             --------------------------------------------------------------------
Net asset value at beginning of period.....................  $  18.75      $  14.98      $  19.99      $    24.28      $    27.78
                                                             --------      --------      --------      ----------      ----------
Net investment income......................................      0.28(c)       0.17(b)       0.16            0.14            0.15
Net realized and unrealized gain (loss) on investments.....      1.77          3.78         (5.01)          (4.29)          (1.06)
                                                             --------      --------      --------      ----------      ----------
Total from investment operations...........................      2.05          3.95         (4.85)          (4.15)          (0.91)
                                                             --------      --------      --------      ----------      ----------
Less dividends and distributions:
  From net investment income...............................     (0.28)        (0.18)        (0.16)          (0.14)          (0.15)
  From net realized gain on investments....................        --            --            --              --           (2.44)
                                                             --------      --------      --------      ----------      ----------
Total dividends and distributions..........................     (0.28)        (0.18)        (0.16)          (0.14)          (2.59)
                                                             --------      --------      --------      ----------      ----------
Net asset value at end of period...........................  $  20.52      $  18.75      $  14.98      $    19.99      $    24.28
                                                             ========      ========      ========      ==========      ==========
Total investment return....................................     10.90%        26.37%       (24.25%)        (17.09%)         (3.34%)
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income....................................      1.44%(c)      1.05%         0.89%           0.66%           0.55%
  Expenses.................................................      0.53%         0.52%         0.51%           0.50%           0.50%
Portfolio turnover rate....................................       151%           72%          120%             93%             77%
Net assets at end of period (in 000's).....................  $923,660      $864,373      $731,686      $1,059,832      $1,331,634

------------

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per
     share and 0.27%, respectively, resulting from a special
     one-time dividend from Microsoft Corp. that paid $3.00 per share.
 +   Annualized.

MORE INFORMATION ABOUT THE PORTFOLIOS IS AVAILABLE FREE UPON REQUEST:

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides more details about the Portfolios. A current SAI is incorporated by reference into the Prospectus and has been filed with the SEC.

ANNUAL/SEMIANNUAL REPORTS

Provide additional information about the Portfolios' investments and include discussions of market conditions and investment strategies that significantly affected the Portfolios' performance during the last fiscal year.

TO OBTAIN INFORMATION:

Write to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 452, New York, New York 10010, or call 1-800-598-2019.

You can obtain information about the Portfolios (including the SAI) by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202-942-8090). Reports and other information about the Portfolios are available on the EDGAR Database on the SEC's website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN, OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, NYLIM OR THE SUBADVISORS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

[RECYCLE LOGO]
The MainStay VP Series Fund, Inc.
SEC File Number: 811-03833

MainStay VP Series Fund, Inc. Prospectus                            May 1, 2005

--------------------------------------------------------------------------------

                                                                 MAINSTAY VP SERIES FUND, INC.
                                                                 OFFERS 20 PORTFOLIOS IN THIS
                                                                 PROSPECTUS
                                                                  Equity
                                                                 Capital Appreciation Portfolio........    page A-5
                                                                 Common Stock Portfolio................    page A-7
                                                                 Growth Portfolio (formerly Eagle Asset
                                                                   Management Growth Equity
                                                                   Portfolio)..........................    page A-9
                                                                 International Equity Portfolio........    page A-11
                                                                 Mid Cap Core Portfolio................    page A-13
                                                                 Mid Cap Growth Portfolio..............    page A-15
                                                                 S&P 500 Index Portfolio...............    page A-18
                                                                 Small Cap Growth Portfolio............    page A-20
                                                                  Blended
                                                                 Balanced Portfolio....................    page A-22
                                                                 Basic Value Portfolio (formerly
                                                                   Dreyfus Large Company Value
                                                                   Portfolio)..........................    page A-25
                                                                 Convertible Portfolio.................    page A-27
                                                                 Income & Growth Portfolio (formerly
                                                                   American Century Income & Growth
                                                                   Portfolio)..........................    page A-29
                                                                 Mid Cap Value Portfolio...............    page A-31
                                                                 Total Return Portfolio................    page A-33
                                                                 Value Portfolio.......................    page A-35
                                                                  Income
                                                                 Bond Portfolio........................    page A-37
                                                                 Floating Rate Portfolio...............    page A-39
                                                                 Government Portfolio..................    page A-41
                                                                 High Yield Corporate Bond Portfolio...    page A-43
                                                                 Cash Management Portfolio.............    page A-45

INITIAL CLASS SHARES
NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 WHAT'S INSIDE?

--------------------------------------------------------------------------------

                                                              PAGE
                                                              -----
THE FUND AND THE SEPARATE ACCOUNTS..........................    A-3
INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
  PRINCIPAL RISKS: AN OVERVIEW..............................    A-4
     Not insured............................................    A-4
     You could lose money...................................    A-4
     NAV will fluctuate.....................................    A-4
     More information.......................................    A-4
CAPITAL APPRECIATION PORTFOLIO..............................    A-5
COMMON STOCK PORTFOLIO......................................    A-7
GROWTH PORTFOLIO (formerly Eagle Asset Management Growth
  Equity Portfolio).........................................    A-9
INTERNATIONAL EQUITY PORTFOLIO..............................   A-11
MID CAP CORE PORTFOLIO......................................   A-13
MID CAP GROWTH PORTFOLIO....................................   A-15
S&P 500 INDEX PORTFOLIO.....................................   A-18
SMALL CAP GROWTH PORTFOLIO..................................   A-20
BALANCED PORTFOLIO..........................................   A-22
BASIC VALUE PORTFOLIO (formerly Dreyfus Large Company Value
  Portfolio)................................................   A-25
CONVERTIBLE PORTFOLIO.......................................   A-27
INCOME & GROWTH PORTFOLIO (formerly American Century Income
  & Growth Portfolio).......................................   A-29
MID CAP VALUE PORTFOLIO.....................................   A-31
TOTAL RETURN PORTFOLIO......................................   A-33
VALUE PORTFOLIO.............................................   A-35
BOND PORTFOLIO..............................................   A-37
FLOATING RATE PORTFOLIO.....................................   A-39
GOVERNMENT PORTFOLIO........................................   A-41
HIGH YIELD CORPORATE BOND PORTFOLIO.........................   A-43
CASH MANAGEMENT PORTFOLIO...................................   A-45
INVESTMENT POLICIES.........................................   A-47
MORE ABOUT INVESTMENT STRATEGIES AND RISKS..................   A-47
     DERIVATIVE SECURITIES..................................   A-47
     FOREIGN SECURITIES.....................................   A-47
     LENDING OF PORTFOLIO SECURITIES........................   A-48
     LOAN PARTICIPATION INTERESTS...........................   A-48
     MORTGAGE-BACKED AND ASSET-BACKED SECURITIES............   A-48
     RISK MANAGEMENT TECHNIQUES.............................   A-48
     SWAP AGREEMENTS........................................   A-48
     WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS.........   A-49
     RISKS OF INVESTING IN HIGH YIELD DEBT ("JUNK BONDS")...   A-49
     TEMPORARY DEFENSIVE INVESTMENTS........................   A-49
     PORTFOLIO TURNOVER.....................................   A-49
THE FUND AND ITS MANAGEMENT.................................   A-49
PURCHASE AND REDEMPTION OF SHARES...........................   A-55
TAXES, DIVIDENDS AND DISTRIBUTIONS..........................   A-56
GENERAL INFORMATION.........................................   A-57
FINANCIAL HIGHLIGHTS........................................   A-58

                            ------------------------

                       THE FUND AND THE SEPARATE ACCOUNTS

--------------------------------------------------------------------------------

This Prospectus describes Initial Class shares offered by MainStay VP Series Fund, Inc. (the "Fund"). The Fund, an open-end investment management company, is a Maryland corporation organized on June 3, 1983.

The Fund offers twenty-one separate series, each of which represents a separate portfolio of investments. The Initial Class shares of twenty of these series are offered by the Fund in this Prospectus--the MainStay VP Income & Growth Portfolio ("Income & Growth") (formerly, American Century Income & Growth Portfolio), the MainStay VP Bond Portfolio ("Bond"), the MainStay VP Capital Appreciation Portfolio ("Capital Appreciation"), the MainStay VP Cash Management Portfolio ("Cash Management"), the MainStay VP Common Stock Portfolio ("Common Stock"), the MainStay VP Convertible Portfolio ("Convertible"), the MainStay VP Basic Value Portfolio ("Basic Value") (formerly, Dreyfus Large Company Value Portfolio), the MainStay VP Growth Portfolio ("Growth") (formerly, Eagle Asset Management Growth Equity Portfolio), the MainStay VP Government Portfolio ("Government"), the MainStay VP High Yield Corporate Bond Portfolio ("High Yield Corporate Bond"), the MainStay VP International Equity Portfolio ("International Equity"), the MainStay VP Mid Cap Core Portfolio ("Mid Cap Core"), the MainStay VP Mid Cap Growth Portfolio ("Mid Cap Growth"), the MainStay VP Mid Cap Value Portfolio ("Mid Cap Value"), the MainStay VP S&P 500 Index Portfolio ("S&P 500 Index"), the MainStay VP Small Cap Growth Portfolio ("Small Cap Growth"), the MainStay VP Total Return Portfolio ("Total Return"), the MainStay VP Value Portfolio ("Value"), the MainStay VP Balanced Portfolio ("Balanced") and the MainStay VP Floating Rate Portfolio ("Floating Rate") (each a "Portfolio" and collectively the "Portfolios"). Each Portfolio offers Initial Class and Service Class shares, except the Cash Management, which offers only Initial Class shares. In many respects, each Portfolio resembles a separate fund. At the same time, in certain important respects, the Fund is treated as a single entity.

Shares of the Portfolios are currently offered to certain Separate Accounts to fund variable annuity policies and variable life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") (collectively, "Policies" and individually, "Policy").

The terms "shareholder" or "shareholders" in this Prospectus refer to the Separate Accounts, and the rights of the Separate Accounts as shareholders are different from the rights of an owner of a Policy ("Owner"). The rights of an Owner are described in the Policy. The current prospectus for the relevant Policy (which accompanies this Prospectus) describes the rights of the Separate Accounts as shareholders and the rights of an Owner. The Separate Accounts invest in shares of the Portfolios in accordance with allocation instructions received from Owners.

The current prospectus for the Policy describes the Policy and the relationship between changes in the value of shares of the Portfolios and the benefits payable under a Policy.

             Investment Objectives, Principal Investment Strategies
                        and Principal Risks: An Overview

This Prospectus discusses twenty Portfolios which invest for varying combinations of income and capital appreciation. Each of the Portfolios pursues somewhat different strategies to achieve its objective. Under normal market conditions, the Equity Portfolios invest primarily in equity securities, the Income Portfolios invest primarily in debt securities, and Blended Portfolios invest in a mix of equity and fixed income securities. Each of the Portfolios is managed by New York Life Investment Management LLC ("NYLIM" or the "Manager"). NYLIM is responsible for the day-to-day portfolio management of six of the Portfolios and has retained subadvisors for fourteen of the Portfolios. In times of unusual or adverse conditions, each Portfolio may invest for temporary or defensive purposes outside the scope of its principal investment focus.

Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When you buy stock in a corporation you become part owner. The Portfolios may buy equity securities through stock exchanges, such as the New York Stock Exchange, the American Stock Exchange, or foreign stock exchanges, or in the over-the-counter market. There are many different types of equity securities, including stocks, convertible securities, American Depositary Receipts and others. Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid.

Both governments and private companies may raise needed cash by issuing or selling debt securities to investors. The Portfolios may buy debt securities directly from those governments and companies or in the secondary trading markets. There are many different types of debt securities, including bonds, notes, debentures and others. Some pay fixed rates of return; others pay variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount to be paid at maturity. The amount of interest paid is subject to many variables, including creditworthiness of the issuer, length of maturity of the security, market factors, and the nature of the debt instrument. Each of the Portfolios described in this Prospectus invests in particular types of debt securities, consistent with its own investment objective and strategies which are described in the succeeding pages of this Prospectus.

NOT INSURED
An investment in the Portfolios is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Cash Management Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

YOU COULD LOSE MONEY
Before considering an investment in one or more of the Portfolios, you should understand that you could lose money.

NAV WILL FLUCTUATE
The value of Portfolio shares, also known as the net asset value ("NAV"), will fluctuate based on the value of the Portfolio's holdings. Security values change. Investment in common stocks and other equity securities is particularly subject to the risks of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of a Portfolio's holdings. In the case of debt securities, security values change when interest rates change. Generally when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up. Other factors, such as changes in how the market views the creditworthiness of an issuer, changes in economic or market conditions, changes in relative values of currencies, the risks inherent in management's ability to anticipate such changes, and changes in the average maturity of a Portfolio's investment, can also affect security values and Portfolio share price.

MORE INFORMATION
The next section of this Prospectus gives you more detailed information about the investment objectives, policies, principal investment strategies, principal risks and performance of each of the Portfolios offered in this Prospectus. Please review it carefully.

                   MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO

INVESTMENT OBJECTIVE -- The Capital Appreciation Portfolio's investment objective is to seek long-term growth of capital. Dividend income, if any, is an incidental consideration.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests in securities of U.S. companies with investment characteristics such as:

- participation in expanding product or service markets,

- increasing unit sales volume,

- increasing return on investment, and

- growth in revenues and earnings per share superior to that of the average of common stocks comprising indices such as the S&P 500(R) Index.

INVESTMENT PROCESS -- The Portfolio maintains a flexible approach towards investing in various types of companies as well as types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets.

As a result, the Portfolio may invest in other securities which, in the judgment of MacKay Shields LLC, the Portfolio's Subadvisor, are ready for a rise in price, or are expected to undergo an acceleration in growth of earnings. The latter could occur because of special factors, such as: new management, new products, changes in consumer demand or changes in the economy.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, a decline in unit sales volume, a decrease in investment returns, or a deceleration in revenue and earnings growth.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities, therefore, may carry above-average risk, compared to common stock indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one, five, and ten years compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


CAPITAL APPRECIATION                    QUARTER/YEAR   RETURN
PORTFOLIO -- INITIAL CLASS
Highest Return/Best Quarter                 4/98       26.65%
Lowest Return/Worst Quarter                 1/01      -19.42%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                    1 YEAR   5 YEARS   10 YEARS
Capital Appreciation Portfolio --
  Initial Class                      4.16%   -8.91%      8.02%
S&P 500(R) Index(1)                 10.88%   -2.30%     12.07%
Russell 1000(R) Growth Index(2)      6.30%   -9.29%      9.59%

(1) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.
(2) The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[Annual Total Returns Bar Chart]

95                                                                               35.78
96                                                                               18.75
97                                                                               23.49
98                                                                               38.14
99                                                                               25.41
00                                                                              -10.72
01                                                                              -23.22
02                                                                              -30.83
03                                                                               26.99
04                                                                                4.16

                 Annual Total Returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                  INITIAL
                                                   CLASS
                                                  -------
    Advisory Fee                                   0.36%
    Distribution and Service (12b-1) Fees          None
    Other Expenses (includes Administration Fee
    of 0.20%)                                      0.29%
    Total Portfolio Operating Expenses             0.65%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                        1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class            $66        $208        $362        $810

                       MAINSTAY VP COMMON STOCK PORTFOLIO

INVESTMENT OBJECTIVE -- The Common Stock Portfolio's investment objective is to seek long-term growth of capital, with income as a secondary consideration.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in common stocks.

INVESTMENT PROCESS -- NYLIM, the Portfolio's Manager, will seek to identify companies that are considered to have a high probability of outperforming the S&P 500(R) Index over the following six to twelve months. The underlying process for selecting stocks is based on a quantitative process that ranks stocks based on traditional value measures, earnings quality and technical factors. On occasion, trading strategies that seek to realize returns over shorter periods may be employed. The Portfolio normally invests in common stocks of well-established US companies, primarily those with large-capitalizations. The Portfolio invests in companies with market capitalizations that, at the time of investment, are similar to companies in the S&P 500(R) Index and the Russell 1000 Index. The Portfolio is managed with a core orientation (including growth and value equities). NYLIM uses a bottom up approach that assesses stocks based on their individual strengths, rather than focusing on the underlying sectors/industries of those stocks or on general economic trends.

The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. S&P 500(R) is a trademark of The McGraw-Hill Companies, Inc. The market capitalizations of companies in this index fluctuate; as of the date of this prospectus, they range from $624 million to $381.9 billion. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The market capitalizations of companies in this Index fluctuate; as of the date of this prospectus, they range from $484 million to $381.3 billion.

NYLIM may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, NYLIM may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

The principal risk of investing in value stocks is that they may never reach what NYLIM believes is their full value or that they may even go down in value.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Portfolio) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


COMMON STOCK PORTFOLIO -- INITIAL     QUARTER/YEAR   RETURN
CLASS
Highest Return/Best Quarter               4/99       23.35%
Lowest Return/Worst Quarter               1/01      -15.25%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                     1 YEAR   5 YEARS   10 YEARS
Common Stock Portfolio--
  Initial Class                      10.90%   -3.18%     11.05%
S&P 500(R) Index(1)                  10.88%   -2.30%     12.07%
Russell 1000(R) Index(2)             11.40%   -1.76%     12.16%

(1) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Total returns assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.

(2) The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[Bar Chart]

95                                                                               29.16
96                                                                                24.5
97                                                                               26.75
98                                                                               26.59
99                                                                               29.96
00                                                                               -3.34
01                                                                              -17.09
02                                                                              -24.25
03                                                                               26.37
04                                                                                10.9

                 Annual Total Returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee                                     0.25%
    Distribution and Service (12b-1) Fees            None
    Other Expenses
    (includes Administration Fee of 0.20%)           0.28%
    Total Portfolio Operating Expenses               0.53%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $54        $170        $296         $665

                         MAINSTAY VP GROWTH PORTFOLIO*

INVESTMENT OBJECTIVE -- The Growth Portfolio's investment objective is to seek growth through long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in equity securities, and invests primarily in U.S. common stocks. A majority of the Growth Portfolio's assets will be invested in common stock of companies with market capitalizations greater than $5 billion at the time of purchase.

INVESTMENT PROCESS -- The Portfolio invests in common stocks that Eagle Asset Management, Inc., the Portfolio's Subadvisor, believes have sufficient long-term growth potential to offer above average long-term capital appreciation. Companies in which the Portfolio invests will normally have at least one of the following characteristics at the time of purchase:

- expected earnings-per-share growth greater than the average of the S&P 500(R) Index, or

- expected revenue growth greater than the average of the S&P 500(R) Index, or

- relatively high return on equity.

Those securities that satisfy these quantitative criteria are then subjected to extensive fundamental analysis which focuses primarily on:

- the sustainability of the company's competitive advantage,

- the strength of its management team and, in particular, whether it has suitable experience, a clearly articulated vision and a history of strategic execution, and

- the ability of the company to improve its market share and thereby drive earnings growth.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate which is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

---------------
* Formerly MainStay VP Eagle Asset Management Growth Equity Portfolio.

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


GROWTH PORTFOLIO -- INITIAL CLASS     QUARTER/YEAR   RETURN
Highest Return/Best Quarter               4/99       44.97%
Lowest Return/Worst Quarter               3/01      -21.11%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                                        SINCE
                                                       INCEPTION
                                    1 YEAR   5 YEARS   5/1/98
Growth Portfolio --
  Initial Class                     -2.32%   -7.57%      4.20%
S&P 500(R) Index(1)                 10.88%   -2.30%      2.82%
Russell 1000(R) Growth Index(2)      6.30%   -9.29%     -0.43%

(1) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.
(2) The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[EAGLE ASSET MANAGEMENT GROWTH EQUITY PORTFOLIO BAR CHART]

99                                                                               65.50
00                                                                               -9.97
01                                                                              -16.56
02                                                                              -28.21
03                                                                               28.05
04                                                                               -2.32

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee(1)                                  0.50%
    Distribution and Service (12b-1) Fees            None
    Other Expenses
    (includes Administration Fee of 0.20%)           0.35%
    Total Portfolio Operating Expenses               0.85%

(1) The Advisory Fee for the Portfolio is an annual percentage of the Fund's average daily net assets as follows: 0.50% up to $200 million and 0.40% in excess of $200 million.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $87        $271        $471        $1,049

                   MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO

INVESTMENT OBJECTIVE -- The International Equity Portfolio's investment objective is to seek long-term growth of capital by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio seeks to generate superior risk-adjusted returns by investing in quality companies that are currently undervalued. The Portfolio normally invests at least 80% of its assets in equity securities of issuers, wherever organized, who do business mainly outside the United States. Investments will be made in a variety of countries, with a minimum of five countries other than the United States. This includes countries with established economies as well as emerging market countries that MacKay Shields LLC, the Portfolio's Subadvisor, believes present favorable opportunities.

INVESTMENT PROCESS -- The Portfolio's Subadvisor seeks to identify investment opportunities by pursuing a bottom up, stock selection investment discipline. Proprietary, quantitative and qualitative tools are used to identify attractive companies. In-depth, original, fundamental research is performed on identified companies to assess their business and investment prospects. In conducting the research, particular attention is paid to the generation and utilization of cash flows, the returns on invested capital and the overall track record of management in creating shareholder value.

Portfolios are constructed by combining securities with low correlation. Quantitative tools are used for risk control at the portfolio level. Country allocations in the Portfolio are a result of the bottom up, stock selection process. To reduce risk, an attempt is made at the portfolio level to stay within a reasonable range of the key constituents of the benchmark, unless the stock selection process strongly argues against it.

The Portfolio may buy and sell currency on a spot basis and enter into foreign currency forward contracts for hedging purposes. In addition, the Portfolio may buy or sell foreign currency options, securities and securities index options and enter into swap agreements and futures contracts and related options. These techniques may be used for any legally permissible purpose, including to increase the Portfolio's return.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of foreign economies and meaningful changes in the issuer's financial condition and competitiveness.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Since the Portfolio principally invests in foreign securities, it will be subject to various risks of loss that are different from risks of investing in securities of U.S.-based companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information about issuers, changes in U.S. or foreign tax or currency laws, and changes in monetary policy. The risks are likely to be greater in emerging market countries than in developed market countries.

The Portfolio's investments include derivatives such as options and forwards. The Portfolio may use derivatives to enhance return or reduce the risk of loss of (hedge) certain of its holdings. Regardless of the purpose, the Portfolio may lose money using derivatives. The use of derivatives may increase the volatility of the Portfolio's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.

Due to its trading strategies, the Fund may experience a portfolio turnover rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


INTERNATIONAL EQUITY                    QUARTER/YEAR   RETURN
PORTFOLIO -- INITIAL CLASS
Highest Return/Best Quarter                 4/99       20.35%
Lowest Return/Worst Quarter                 3/98      -13.31%

         AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                                      SINCE
                                                    INCEPTION
                                 1 YEAR   5 YEARS    5/1/95
International Equity
  Portfolio --
  Initial Class                  17.34%    0.54%      7.50%
Morgan Stanley Capital
  International EAFE Index(1)    20.25%   -1.13%      5.21%

(1) The Morgan Stanley Capital International Europe, Australasia and Far East Index -- the MSCI EAFE Index -- is an unmanaged capitalization -- weighted index containing approximately 985 equity securities of companies located outside the U.S. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[International Equity Portfolio Bar Chart]

96                                                                               10.54
97                                                                                5.17
98                                                                               23.11
99                                                                               28.06
00                                                                              -18.06
01                                                                              -14.02
02                                                                               -4.41
03                                                                               30.00
04                                                                               17.34

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee                                     0.60%
    Distribution and Service (12b-1) Fees            None
    Other Expenses
    (includes Administration Fee of 0.20%)           0.39%
    Total Portfolio Operating Expenses               0.99%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $101       $315        $547        $1,213

                       MAINSTAY VP MID CAP CORE PORTFOLIO

INVESTMENT OBJECTIVE -- The Mid Cap Core Portfolio's investment objective is to seek long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in companies with market capitalizations at the time of investment that are similar to the market capitalizations of companies in the Russell Midcap(R) Index, and invests primarily in common stocks of U.S. companies. New York Life Investment Management LLC ("NYLIM"), the Portfolio's Manager, seeks those mid-cap companies that it believes will outperform the average of the mid-cap universe.

The Russell Midcap(R) Index* is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, and represents approximately 25% of the total market capitalization of the Russell 1000(R) Index. As of February 28, 2005, the market capitalizations of companies in this index range from $.553 billion to $36.07 billion.

INVESTMENT PROCESS -- NYLIM uses a quantitative management approach that ranks stocks based on a proprietary model.

The model focuses on value, earnings, and behavioral characteristics in the market. NYLIM ranks companies in the mid-cap universe and then generally invests in companies ranked in the top 50% of the universe. NYLIM ranks stocks based on the financial strength of the issuer and the potential for strong, long-term earnings growth. This approach seeks to overweight those mid-cap stocks that NYLIM believes will outperform the mid-cap universe as a whole. Stocks are generally sold when they are no longer ranked in the top 50% of the ranked universe by the proprietary model.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions that can adversely affect the value of the Portfolio's holdings.

Mid-cap stocks are generally less established and may be more volatile and less liquid than stocks of larger companies.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (at or over 100%) often have higher transaction costs (which are paid by the Portfolio) and may generate short-term capital gains (on which you will pay taxes, even if you don't sell any shares by year-end).

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year and the life of the Portfolio compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

MID CAP CORE PORTFOLIO -- INITIAL CLASS                       QUARTER/YEAR     RETURN
Highest Return/Best Quarter                                      2/03         14.83%
Lowest Return/Worst Quarter                                      3/02        -15.60%

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

                                                                                      SINCE
                                                                   1 YEAR        INCEPTION 7/2/01
Mid Cap Core Portfolio --
  Initial Class                                                    22.27%              9.10%
Russell Midcap(R) Index(1)                                         20.22%              9.15%

(1) The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, and represents approximately 25% of the total market capitalization of the Russell 1000(R) Index. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[MID CAP CORE PORTFOLIO BAR CHART]

02                                                                              -12.92
03                                                                               35.43
04                                                                               22.27

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Management Fee(1)                                0.85%
    Distribution and Service (12b-1) Fees            None
    Other Expenses                                   0.19%
    Total Portfolio Operating Expenses(2)            1.04%

(1) The Management Fee reflects an aggregate fee for advisory and administrative services.

(2) NYLIM has voluntarily agreed to waive fees and/or reimburse the Portfolio for certain expenses so that Total Portfolio Operating Expenses do not exceed 0.98% of average daily net assets for Initial Class Shares and 1.23% of average daily net assets for Service Class Shares. For the fiscal period ended December 31, 2004, the Management Fee paid by the Portfolio was 0.79% and Total Portfolio Operating Expenses for the Portfolio were 0.98% for Initial Class Shares and 1.23% for Service Class Shares. This agreement may be terminated by NYLIM at any time.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $106       $331        $574        $1,271

This Example does not reflect expense reimbursements or waivers.

                      MAINSTAY VP MID CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE -- The Mid Cap Growth Portfolio's investment objective is to seek long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in companies with market capitalizations that, at the time of investment, are similar to the market capitalizations of companies in the Russell Midcap(R) Growth Index, and invests primarily in U.S. common stocks and securities related to U.S. common stocks. The market capitalizations of companies in this Index fluctuate; as of the date of this prospectus, they range from $480 million to $35.7 billion. MacKay Shields LLC, the Portfolio's Subadvisor, will select investments based on the economic environment and the attractiveness of particular markets, as well as the financial condition and competitiveness of individual companies.

The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap(R) companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.

INVESTMENT PROCESS -- The Portfolio maintains a flexible approach towards investing in various types of companies as well as multiple types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets. It may invest in any securities that, in the judgment of the Subadvisor, are ready for a rise in price, or are expected to undergo an acceleration in growth of earnings. The latter could occur because of special factors, such as new management, new products, changes in consumer demand and changes in the economy.

The Subadvisor may sell a stock if the stock's earnings growth rate decelerates, if its valuation is deemed too high in relation to its growth rate or to its peer group, or if, in general, the Subadvisor does not believe that the security will help the Portfolio meet its investment objective.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risks of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Portfolio's holdings. Mid-cap stocks are generally less established and may be more volatile and less liquid than stocks of larger companies.

Some of the securities in the Portfolio may carry above-average risk compared to common stocks that comprise indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. In addition, the Portfolio normally invests in companies in highly competitive industries and sectors. Competition and advances in technology make these companies highly volatile investments.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio docs during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Portfolio) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year and the life of the Portfolio compare to those of three broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


MID CAP GROWTH PORTFOLIO -- INITIAL     QUARTER/YEAR   RETURN
 CLASS
Highest Return/Best Quarter                 2/03       24.32%
Lowest Return/Worst Quarter                 3/02      -18.46%

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

                                                                                      SINCE
                                                                   1 YEAR        INCEPTION 7/2/01
Mid Cap Growth Portfolio --
  Initial Class                                                    22.61%              4.34%
S&P MidCap 400(R) Index(1)                                         16.48%              8.48%
Russell 2500(R) Growth Index(2)                                    14.59%              2.53%
Russell MidCap Growth Index(3)                                     15.48%              2.70%

(1) The S&P MidCap 400(R) Index is an unmanaged market-value weighted index that consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation, and is a benchmark of mid-capitalization stock price movement. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

(2) The Russell 2500(R) Growth Index measures the performance of those companies in the Russell 2500(R) Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2500(R) Index measures the performance of the 2,500 smallest companies in the Russell 3000(R) Index, which represents approximately 17% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.


(3) The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap(R) Companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.

[MID CAP GROWTH PORTFOLIO BAR CHART]

02                                                                              -28.59
03                                                                               44.78
04                                                                               22.61

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Management Fee(1)                                0.75%
    Distribution and Service (12b-1) Fees            None
    Other Expenses                                   0.13%
    Total Portfolio Operating Expenses(2)            0.88%

(1) The Management Fee reflects an aggregate fee for advisory and administrative services.
(2) NYLIM has voluntarily agreed to waive fees and/or reimburse the Portfolio for certain expenses so that Total Portfolio Operating Expenses do not exceed 0.97% of average daily net assets for Initial Class Shares and 1.22% of average daily net assets for Service Class Shares. This agreement may be terminated by NYLIM at any time.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $90        $281        $488        $1,084

This Example does not reflect expense reimbursements or waivers.

                      MAINSTAY VP S&P 500 INDEX PORTFOLIO

INVESTMENT OBJECTIVE -- The S&P 500 Index Portfolio's investment objective is to seek to provide investment results that correspond to the total return performance (and reflect reinvestment of dividends) of publicly traded common stocks represented by the S&P 500(R) Index.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its total assets in stocks in the S&P 500(R) Index in the same proportion, to the extent feasible, as they are represented in the S&P 500(R) Index.

The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Typically, companies included in the S&P 500(R) Index are the largest and most dominant firms in their respective industries. S&P 500(R) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by the Fund.

INVESTMENT PROCESS -- New York Life Investment Management LLC ("NYLIM"), the Portfolio's Manager, uses statistical techniques to determine which stocks are to be purchased or sold to replicate the S&P 500(R) Index to the extent feasible. From time to time, adjustments may be made in the Portfolio's holdings because of changes in the composition of the S&P 500(R) Index. The correlation between the performance of the Portfolio and the S&P 500(R) Index is expected to be at least 0.95, before fees and expenses, on an annual basis. A correlation of
1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Portfolio, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500(R) Index.

The Portfolio's investments also include S&P 500(R) Index futures that are used for cash management purposes.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings. There is no assurance that the investment performance of the Portfolio will equal or exceed that of the S&P 500(R) Index. If the value of the S&P 500(R) Index declines, the net asset value of shares of the Portfolio will also decline. The Portfolio's ability to mirror the S&P 500(R) Index may be affected by, among other things, transactions costs, changes in either the makeup of the S&P 500(R) Index or number of shares outstanding for the component stocks of the S&P 500(R) Index, and the timing and amount of contributions to, and redemptions from, the Portfolio by shareholders.

Consistent with its principal investment strategies, the Portfolio's investments include S&P 500(R) Index futures, which are a type of derivative. The Portfolio may lose money using derivatives. The use of derivatives may increase the volatility of the Portfolio's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


S&P 500 INDEX PORTFOLIO -- INITIAL CLASS            QUARTER/YEAR   RETURN
Highest Return/Best Quarter                             4/98       21.46%
Lowest Return/Worst Quarter                             3/02      -17.16%

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

                                  1 YEAR    5 YEARS   10 YEARS
S&P 500 Index Portfolio --
  Initial Class                    10.49%   -2.57%     11.73%
S&P 500(R) Index(1)                10.88%   -2.30%     12.07%

(1) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.



    [S&P 500 Index Portfolio Bar Chart]

95                                                                               36.89
96                                                                               22.42
97                                                                               32.84
98                                                                               28.49
99                                                                               20.70
00                                                                               -9.32
01                                                                              -12.11
02                                                                              -22.21
03                                                                               28.19
04                                                                               10.49

                  Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee(1)                                  0.10%
    Distribution and Service (12b-1) Fees            None
    Other Expenses
    (includes Administration Fee of 0.20%)           0.29%
    Total Portfolio Operating Expenses               0.39%

(1) The Advisory Fee for the Portfolio is an annual percentage of the Fund's average daily net assets as follows: 0.10% up to $1 billion and 0.075% in excess of $1 billion.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $40        $125        $219         $493

                     MAINSTAY VP SMALL CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE -- The Small Cap Growth Portfolio's investment objective is to seek long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in companies with market capitalizations that, at the time of investment, are comparable to companies in the Russell 2000(R) Index, a widely used benchmark for small cap stock performance, and invests primarily in common stocks, preferred stocks, warrants and other equity securities. The market capitalizations of companies in this Index fluctuate; as of the date of this prospectus, they range from $42 million to $6.2 billion. MacKay Shields LLC, the Portfolio's Subadvisor, selects investments according to the economic environment and the attractiveness of particular markets and the financial condition and competitiveness of individual companies.

The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index.

INVESTMENT PROCESS -- The Subadvisor looks for securities of companies with the following characteristics: above-average revenue and earnings per share growth, participation in growing markets, potential for positive earnings surprises and strong management ideally with high insider ownership.

The Portfolio also invests in the securities of companies that are deemed by the Subadvisor to be attractive due to special factors, such as new management, new products, changes in consumer demand and changes in the economy.

The Subadvisor may sell a stock if the stock's earnings growth rate decelerates, if its valuation is deemed too high in relation to its growth rate or its peer group or if, in general, the Subadvisor does not believe that the security will help the Portfolio meet its investment objective.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

In comparison to stocks of companies with larger capitalizations, stocks of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes and cyclical, static or moderate growth prospects.

Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Portfolio) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year and the life of the Portfolio compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


SMALL CAP GROWTH PORTFOLIO -- INITIAL   QUARTER/YEAR   RETURN
 CLASS
Highest Return/Best Quarter                 2/03       21.26%
Lowest Return/Worst Quarter                 3/02      -19.57%

         AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                                      SINCE
                                                    INCEPTION
                                           1 YEAR    7/2/01
Small Cap Growth Portfolio --
  Initial Class                             9.40%       2.47%
Russell 2000(R) Index(1)                   18.33%       8.46%
Russell 2000(R) Growth Index(2)            14.31%       2.07%

(1) The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

(2) The Russell 2000(R) Growth Index measures the performance of those companies in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth values. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[Small Cap Growth Portfolio Bar Chart]

02                                                                              -26.41
03                                                                               41.69
04                                                                                9.40

                 Annual Total Returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Management Fee(1)                                0.90%
    Distribution and Service (12b-1) Fees            None
    Other Expenses                                   0.14%
    Total Portfolio Operating Expenses(2)            1.04%

(1) The Management Fee reflects an aggregate fee for advisory and administrative services. Effective January 1, 2005, the Portfolio's Management Fee was reduced from 1.00% to 0.90%.
(2) NYLIM has voluntarily agreed to waive fees and/or reimburse the Portfolio for certain expenses so that Total Portfolio Operating Expenses do not exceed 0.95% of average daily net assets for Initial Class Shares and 1.20% of average daily net assets for Service Class Shares. If NYLIM waivers and/or reimbursement had been in effect for the year ending December 31, 2004, the Management Fee paid by the Portfolio would have been 0.81% and Total Portfolio Operating Expenses for the Portfolio were 0.95% for Initial Class Shares and 1.20% for Service Class Shares. This agreement may be terminated by NYLIM at any time.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $106       $331        $574        $1,271

This Example does not reflect expense reimbursements or waivers.

                         MAINSTAY VP BALANCED PORTFOLIO

INVESTMENT OBJECTIVE -- The Balanced Portfolio's investment objective is to seek high total return.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio invests approximately 60% of its net assets plus any borrowings in stocks and 40% of its net assets plus any borrowings in fixed-income securities (such as bonds) and cash equivalents. Although this 60/40 ratio may vary, the Portfolio will always invest at least 25% of its net assets plus any borrowings in fixed-income securities. By holding both stocks and bonds the Portfolio seeks a balance between capital gains from stock appreciation and current income from interest and dividends.

INVESTMENT PROCESS -- The Portfolio generally invests in dividend-paying, mid-capitalization stocks that NYLIM, the Portfolio's Manager, determines are value stocks. Mid-capitalization stocks are common stocks of mid-size U.S. companies that tend to be well known, and to have large amounts of stock outstanding. The Portfolio considers mid-capitalization stocks to be those with a market capitalization that, at the time of investment, are similar to the companies in the Russell Midcap(R) Index, the S&P MidCap 400(R) Index, or a universe selected from the smallest 800 companies of the largest 1,000 companies, ranked by market capitalization. "Value" stocks are stocks that the Manager determines (1) have strong or improving fundamental characteristics (such as margins, working capital, leverage, cash flow, returns on equity and assets) and (2) have been overlooked by the marketplace so that they are undervalued or "underpriced" relative to the rest of the Portfolio's universe. In selecting stocks, the Manager applies quantitative and statistical methods to analyze the relative quality and value of the stocks:

- The Manager analyzes financial and operating data of over one thousand companies on a weekly basis, searching for companies with improving operating characteristics but which are still underpriced or inexpensive relative to the rest of the Portfolio's universe. The Manager evaluates company operations compared to other companies (both competitors and companies in other industries).

- Under normal conditions, the Manager keeps the Portfolio fully invested rather than taking temporary cash positions.

The Manager will sell a stock if it becomes relatively overvalued, if better opportunities are identified, or if it determines that the initial investment expectations are not being met.

The Portfolio also invests in U.S. government securities and investment grade bonds issued by U.S. corporations. It selects fixed-income securities based on their credit quality and duration, which is the length of time required to receive the present value of all future interest and principal payments. With respect to a portfolio's holdings, duration means the average duration for all of the bonds and fixed-income securities, weighted by their amounts. Duration provides a measure of the portfolio's sensitivity to interest rate changes. For example, for every 1% rise in interest rates, the price of a bond with a duration of 3 years would decline 3%. Generally, a shorter duration indicates less sensitivity than a longer duration. The Portfolio will hold a bond to maturity (or call date, if applicable). The Portfolio may sell the bond sooner if it falls below investment grade which is BBB by S&P or Baa by Moody's, or if unrated, determined by the Manager to be of comparable quality. The Portfolio may also sell the bond if the Portfolio receives other adverse information about an issuer. The fixed income portion of the portfolio:


- Has an intermediate term duration which ranges from three to five years; and


- Has a laddered maturity schedule, which means a portfolio is structured so that a certain percentage of the securities will mature each year. This helps the Portfolio manage duration and risk, and attempts to create a more consistent return.


The Portfolio may lend up to 20% of its total assets and may invest:


- up to 20% of its net assets in securities of foreign issuers, only in countries the Manager considers stable and only in securities the Manager considers to be of high quality; and


- in mortgage-backed and asset-backed securities. Mortgage-related securities (including mortgage-backed securities) are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers. Asset-backed securities are debt securities whose values are based on underlying pools of receivables.


The Portfolio may also purchase large-capitalization stocks for general investment purposes or for additional liquidity. The Portfolio considers large-capitalization stocks to be the top 5% of companies sorted by market capitalization.

PRINCIPAL RISKS -- The main risks associated with investing in the Portfolio include: market risk, interest rate risk, credit risk, prepayment risk, and maturity risk.

Since the Portfolio can invest in foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. companies. These include losses due to: fluctuating currency value, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax or currency laws, and changes in monetary policy.

The Portfolio's investments may include derivatives such as mortgage-related and asset-backed securities. The Portfolio may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Portfolio may lose money using derivatives. Prepayment risk is a risk associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Portfolio's investments.

The Portfolio's use of securities lending also presents certain risks. In a securities lending transaction, a fund lends securities from its portfolio to a broker-dealer (or other financial institution) for a period of time. The fund receives interest and/or a fee and a promise that the securities will be returned on a fixed date. The principal risk of securities lending is that the financial institution that borrows securities from the Portfolio could go bankrupt and the Portfolio might not be able to recover the securities or their value.

                                PAST PERFORMANCE

Since the Portfolio had not yet commenced operations as of the date of this prospectus, no performance information is available.

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Management Fee(1)                                0.75%
    Distribution and Service (12b-1) Fees            None
    Other Expenses(2)                                0.11%
    Total Portfolio Operating Expenses               0.86%

(1) The Management Fee reflects an aggregate fee for advisory and administrative services.

(2) The Portfolio's Other Expenses are based upon estimates of the expenses that the Portfolio will incur for the current fiscal year.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $88        $274        $477        $1,061

This Example does not reflect expense reimbursements or waivers.

                       MAINSTAY VP BASIC VALUE PORTFOLIO*

INVESTMENT OBJECTIVE -- The Basic Value Portfolio's investment objective is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES -- Under normal circumstances, the Portfolio invests at least 80% of its assets in domestic and foreign large company stocks. Large company stocks are those with market capitalizations in excess of $5 billion. The Portfolio invests primarily in issuers that are characterized as "value" companies. Value companies are those The Dreyfus Corporation, the Portfolio's Subadvisor, believes are underpriced according to certain financial measurements of their intrinsic worth or business prospects, such as price to earnings or price to book ratios. Equity securities consist of common stocks, convertible securities and preferred stocks. Generally, the weighting in any one sector shall not be more than three times the respective S&P 500(R) Index weighting or 30% of the Portfolio. The Portfolio may overweight (or underweight) certain market sectors, which may cause the Portfolio's performance to be more (or less) sensitive to developments affecting those sectors.

INVESTMENT PROCESS -- In choosing stocks, the Subadvisor identifies potential investments through extensive quantitative and fundamental research. The Portfolio will focus on individual stock selection (a "bottom up" approach), emphasizing three key factors:

- value, or how a stock is valued relative to its intrinsic worth based on traditional measures,

- business health, or overall efficiency and profitability as measured by return on assets and return on equity, and

- business momentum, or the presence of a catalyst (such as corporate restructuring, change in management or spin-off) that will trigger a price increase near term to mid-term.

The Portfolio typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum or falls short of the Subadvisor's expectations.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

The principal risk of investing in value stocks is that the value stocks in which the Portfolio invests may never reach what the Subadvisor believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

In searching for attractive large company value stocks, the Portfolio may invest a portion of its assets in foreign securities, which will be subject to various risks of loss that are different from risks of investing in securities of U.S. based companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, changes in U.S. or foreign tax or currency laws, and changes in monetary policy. The risks are likely to be greater in emerging market countries than in developed market countries.

The Portfolio, at times, may invest in derivative securities, such as options and futures, and in foreign currencies. It may also sell short, which involves selling a security it does not own in anticipation of a decline in the market price of the security. When employed, these practices are used primarily to hedge the Portfolio's investments, but may be used to increase returns; however, such practices may reduce returns or increase volatility. Derivatives can be illiquid, and a small investment in certain derivatives could have a potentially large impact on the Portfolio's performance.

The Portfolio may purchase securities that are made available in IPOs (initial public offerings). The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the Portfolio's performance depends on a variety of factors, including the number of IPOs the Portfolio invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the Portfolio. As a portfolio's asset base increases, IPOs often have a diminished effect on such portfolio's performance.

The Portfolio can buy securities with borrowed money (a form of leverage), which could have the effect of magnifying the Portfolio's gains or losses.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

---------------
* Formerly MainStay VP Dreyfus Large Company Value Portfolio.

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of one broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


BASIC VALUE PORTFOLIO -- INITIAL
CLASS                                 QUARTER/YEAR   RETURN
Highest Return/Best Quarter              2/03        15.07%
Lowest Return/Worst Quarter              3/02       -18.14%

                        AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                                                                    SINCE
                                                                                  INCEPTION
                                                              1 YEAR    5 YEARS    5/1/98
Basic Value Portfolio --
  Initial Class                                                11.37%     2.27%       3.12%
S&P/Barra Value(R) Index(1)                                    15.71%     2.48%       3.95%

(1) The S&P/Barra Value(R) Index is an unmanaged capitalization-weighted index of all stocks in the S&P 500(R) Index that have low price-to-book ratios. It is designed so that approximately 50% of the market capitalization of the S&P 500(R) Index is in the S&P/Barra Value(R) Index. You cannot invest directly in an index.
(BAR CHART)

99                                                                                6.73
00                                                                                6.59
01                                                                               -4.51
02                                                                              -22.86
03                                                                               27.95
04                                                                               11.37

                 Annual total returns (12/31) -- Initial Class
                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee(1)                                  0.60%
    Distribution and Service (12b-1) Fees            None
    Other Expenses
    (includes Administration Fee of 0.20%)           0.36%
    Total Portfolio Operating Expenses               0.96%

(1) The Advisory Fee for the Portfolio is an annual percentage of the Fund's average daily net assets as follows: 0.60% up to $250 million and 0.55% in excess of $250 million. NYLIM has voluntarily agreed to waive its Advisory Fee to 0.55% on assets up to $250 million and 0.50% on assets in excess of $250 million. If NYLIM's voluntary waiver had been in effect for the fiscal period ended December 31, 2004, the Advisory Fee would have been 0.55% and Total Annual Portfolio Operating Expenses would have been 0.91% for Initial Class shares and 1.16% for Service Class shares. This waiver may be discontinued at any time without notice.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $98        $306        $531        $1,178

                       MAINSTAY VP CONVERTIBLE PORTFOLIO

INVESTMENT OBJECTIVE -- The Convertible Portfolio's investment objective is to seek capital appreciation together with current income.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in "convertible securities" such as: bonds, debentures, corporate notes, preferred stocks or other securities that are convertible into common stock or the cash value of a stock or a basket or index of equity securities.

The Portfolio takes a flexible approach by investing in a broad range of securities of a variety of companies and industries. The Portfolio invests in high-yield debt securities and may invest without restriction in securities rated BB or B by S&P or Ba or B by Moody's.

The balance of the Portfolio may be invested in or held in non-convertible debt, equity securities that do not pay regular dividends, U.S. government securities and cash or cash equivalents.

INVESTMENT PROCESS -- In selecting convertible securities for purchase or sale, MacKay Shields, the Portfolio's Subadvisor takes into account a variety of investment considerations, including the potential return of the common stock into which the convertible security is convertible, credit risk, projected interest return and the premium for the convertible security relative to the underlying common stock.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, changes in credit risk, and changes in projected interest return.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risk inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. The total return for a convertible security will be partly dependent upon the performance of the underlying common stock into which it can be converted.

Convertible securities tend to be subordinate to other debt securities issued by the same company. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and/or principal payments. If an issuer stops making interest and/or principal payments, these securities may be worthless and the Portfolio could lose its entire investment.

In the case of debt securities, values change. The values of debt securities fluctuate depending upon various factors, including interest rates, issuer creditworthiness, market conditions, and maturities.

Principal investments include high-yield debt securities ("junk bonds") which are generally considered speculative because they present a greater risk of loss than higher quality debt securities. These securities pay investors a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can be also subject to greater price volatility.

Since the Portfolio invests in foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax or currency laws and changes in monetary policy. The risks are likely to be greater in emerging market countries than in developed market countries.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Portfolio) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


CONVERTIBLE PORTFOLIO -- INITIAL CLASS  QUARTER/YEAR   RETURN
Highest Return/Best Quarter                 4/99       18.33%
Lowest Return/Worst Quarter                 3/98      -11.30%

      AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                                 SINCE
                                               INCEPTION
                              1 YEAR  5 YEARS   10/1/96
Convertible Portfolio --
  Initial Class                6.11%    2.11%      8.59%
Merrill Lynch All
  Convertible Securities
  Index(1)                     9.61%    1.85%      9.20%
Credit Suisse First
  Boston(TM) Convertible
  Securities Index(2)
  (reflects no deduction for
  fees, expenses or taxes)     7.46%    1.74%      8.69%

(1) The Merrill Lynch All Convertible Securities Index is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in the Index, bonds and preferred stocks must be convertible only to common stock and have a market value or original par value of at least $50 million. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.


[CONVERTIBLE PORTFOLIO BAR CHART]

97                                                                               15.43
98                                                                                4.49
99                                                                               41.98
00                                                                               -5.02
01                                                                               -2.18
02                                                                               -7.91
03                                                                               22.23
04                                                                                6.11

                 Annual Total Returns (12/31) -- Initial Class

(2) The Credit Suisse First Boston(TM) Convertible Securities Index generally includes 250-300 issues--convertibles must have a minimum issue size of $50 million; bonds and preferreds must be rated B- or better by S&P; and preferreds must have a minimum of 500,000 shares outstanding. Eurobonds are also included if they are issued by U.S.-domiciled companies, rated B- or better by S&P, and have an issue size of greater than $100 million. Total returns assume the reinvestment of all income and capital gains. You cannot invest directly in an index. Credit Suisse First Boston discontinued publication of this index as of December 2004.

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee                                     0.36%
    Distribution and Service (12b-1) Fees            None
    Other Expenses (includes Administration Fee of
    0.20%)                                           0.30%
    Total Portfolio Operating Expenses               0.66%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $67        $211        $368         $822

                     MAINSTAY VP INCOME & GROWTH PORTFOLIO*

INVESTMENT OBJECTIVE -- The Income & Growth Portfolio's investment objective is to seek dividend growth, current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests in equity securities of the 1,500 largest companies traded in the United States (ranked by market capitalization).

INVESTMENT PROCESS -- American Century Investment Management, Inc., the Portfolio's Subadvisor, uses quantitative management strategies in pursuit of the Portfolio's investment objective.

Quantitative management combines two investment approaches. The first is to rank stocks based on their relative attractiveness. The attractiveness of a stock is determined analytically by using a computer model to combine measures of a stock's value and measures of its growth potential. Examples of valuation measures include stock price to book value and stock price to cash flow ratios while examples of growth measures include the rate of growth of a company's earnings and changes in analysts' earnings estimates.

The second step is to use a technique referred to as portfolio optimization. Using a computer, the Subadvisor constructs a portfolio (i.e., company names and shares held in each) which seeks the optimal tradeoff between the risk of the portfolio relative to a benchmark (i.e., the S&P 500(R) Index) and the expected return of the portfolio as measured by the stock ranking model. With respect to the Portfolio, the portfolio optimization includes targeting a dividend yield that exceeds that of the S&P 500(R) Index.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings. Although current income is an objective for the Portfolio, if the stocks that make up the S&P 500(R) Index do not have a high dividend yield, then the Portfolio's dividend yield will not be high.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

---------------
* Formerly MainStay VP American Century Income & Growth Portfolio.

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

    INCOME & GROWTH PORTFOLIO -- INITIAL CLASS      QUARTER/YEAR   RETURN
Highest Return/Best Quarter                            2/03         15.97%
Lowest Return/Worst Quarter                            3/02        -17.06%

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

                                                                                   SINCE
                                                                                 INCEPTION
                                                              1 YEAR   5 YEARS    5/1/98
Income & Growth Portfolio --
  Initial Class                                               12.65%   -0.96%      3.13%
S&P 500(R) Index(1)                                           10.88%   -2.30%      2.82%

(1) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.


[AMERICAN CENTURY INCOME & GROWTH PORTFOLIO BAR CHART]

99                                                                               17.49
00                                                                              -10.73
01                                                                               -8.50
02                                                                              -19.52
03                                                                               28.69
04                                                                               12.65

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee(1)                                  0.50%
    Distribution and Service (12b-1) Fees            None
    Other Expenses
    (includes Administration Fee of 0.20%)           0.40%
    Total Portfolio Operating Expenses               0.90%

(1) The Advisory Fee for the Portfolio is an annual percentage of the Fund's average daily net assets as follows: 0.50% up to $100 million, 0.45% from $100 million to $200 million and 0.40% in excess of $200 million.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $92        $287        $498        $1,108

                      MAINSTAY VP MID CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE -- The Mid Cap Value Portfolio's investment objective is to realize maximum long-term total return from a combination of capital appreciation and income.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in common and preferred stock of companies with market capitalizations that, at the time of investment, are similar to the companies in the Russell Midcap(R) Value Index. The market capitalizations of companies in this Index fluctuate; as of the date of this prospectus, they range from $615 million to $35.7 billion. The Portfolio normally invests at least 80% of its assets in equity securities that MacKay Shields LLC, the Portfolio's Subadvisor, believes are undervalued when purchased, pay cash dividends and are listed on a national securities exchange or traded in the over-the-counter market.

INVESTMENT PROCESS -- The Subadvisor seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Subadvisor will seek to invest in equities that are deemed to be undervalued based on a number of factors, including relative valuation, prospects for future earnings growth, ability to grow dividends and corporate management.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, meaningful changes in the issuer's financial condition or corporate management.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. Mid-cap stocks are generally less established and may be more volatile and less liquid than stocks of larger companies. Some of the securities in the Fund may carry above-average risk compared to common stocks that comprise indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.

The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions. Therefore, the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Portfolio) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year and the life of the Portfolio compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

MID CAP VALUE PORTFOLIO -- INITIAL CLASS  QUARTER/YEAR   RETURN
Highest Return/Best Quarter                   2/03       13.86%
Lowest Return/Worst Quarter                   3/02      -17.82%

         AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                                     SINCE
                                                    INCEPTION
                                           1 YEAR    7/2/01
Mid Cap Value Portfolio --
  Initial Class                            17.54%      7.33%
Russell 1000(R) Value Index(1)             16.49%      5.93%
Russell Midcap(R) Value Index(2)           23.71%     12.90%

(1) The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth rates. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[MID CAP VALUE PORTFOLIO BAR CHART]

02                                                                              -14.57
03                                                                               28.97
04                                                                               17.54

                 Annual total returns (12/31) -- Initial Class

(2) The Russell Midcap(R) Value Index measures the performance of those companies in the Russell Midcap(R) Index with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index. The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, and represents approximately 25% of the total market capitalization of the Russell 1000(R) Index. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Management Fee(1)                                0.70%
    Distribution and Service (12b-1) Fees            None
    Other Expenses                                   0.11%
    Total Portfolio Operating Expenses(2)            0.81%

(1) The Management Fee reflects an aggregate fee for advisory and administrative services.

(2) NYLIM has voluntarily agreed to waive fees and/or reimburse the Portfolio for certain expenses so that Total Portfolio Operating Expenses do not exceed 0.89% of average daily net assets for Initial Class Shares and 1.14% of average daily net assets for Service Class Shares. This agreement may be terminated by NYLIM at any time.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $83        $259        $450        $1,002

This Example does not reflect expense reimbursements or waivers.

                       MAINSTAY VP TOTAL RETURN PORTFOLIO

INVESTMENT OBJECTIVE -- The Total Return Portfolio's investment objective is to realize current income consistent with reasonable opportunity for future growth of capital and income.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests a minimum of 30% of its net assets in U.S. equity securities and a minimum of 30% of its net assets in U.S. debt securities.

INVESTMENT PROCESS -- Approximately one-half of the Portfolio's equity securities will normally consist of stocks of companies with growth in revenues and earnings per share superior to that of the average of common stocks comprising the S&P 500(R) Index at the time of purchase. The remainder of the Portfolio's equity securities will normally be invested in stocks that the Portfolio believes to be undervalued.

The Portfolio maintains a flexible approach towards investing in various types of companies as well as types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets.

It is contemplated that the Portfolio's long-term debt investments will typically consist of securities that are rated A or better by S&P or Moody's or, if unrated, deemed to be of comparable creditworthiness by MacKay Shields LLC, the Portfolio's Subadvisor. Principal debt investments include U.S. government securities, corporate bonds, and mortgage-related and asset-backed securities. The Portfolio may also enter into mortgage-dollar roll transactions.

In addition, of its investments in debt securities the Portfolio may purchase up to 20% in high-yield bonds and other debt securities rated below investment grade that the Portfolio's Subadvisor believes may provide capital appreciation in addition to income.

The Portfolio maintains a flexible approach by investing in a broad range of securities, which may be diversified by company, industry and type.

The Subadvisor may sell a security, if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell an equity security, the Subadvisor may evaluate, among other things, meaningful changes in the issuer's financial condition, including a deceleration in revenue and earnings growth. In considering whether to sell a debt security, the Subadvisor may evaluate, among other things, a decline in the security's rating by S&P or Moody's.

PRINCIPAL RISKS -- Since the Portfolio may allocate its assets among equity and debt securities, it has some exposure to the risks of both stocks and bonds. Investment in common stocks and other equity securities is particularly subject to the risks of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities, therefore, may carry above-average risk, compared to common stock indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.


The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.


The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).


In the case of debt securities, values change. The values of debt securities fluctuate depending upon various factors, including: interest rates, issuer creditworthiness, prepayment market conditions, and maturities.


The Portfolio's principal investments can include high-yield debt securities ("junk bonds") which are generally considered speculative because they present a greater risk of loss, including default, than higher-quality debt securities. These securities pay a premium -- a higher interest rate or yield -- because of this increased risk of loss. These securities can be also subject to greater price volatility.


Consistent with its principal investment strategies, the Portfolio's investments include derivatives such as mortgage-related and asset-backed securities. The Portfolio may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Portfolio may lose money using derivatives.

The principal risk of mortgage-dollar rolls is that the security the Portfolio receives at the end of the transaction may be worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction.


Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).


THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of three broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

TOTAL RETURN PORTFOLIO -- INITIAL CLASS        QUARTER/YEAR   RETURN
Highest Return/Best Quarter                        4/98       16.87%
Lowest Return/Worst Quarter                        1/01      -10.87%

           AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                        1 YEAR   5 YEARS  10 YEARS
Total Return Portfolio --
 Initial Class                            6.37%  -1.93%     8.62%
S&P 500(R) Index(1)                      10.88%  -2.30%    12.07%
Total Return Growth Composite Index(2)    5.63%  -2.20%     9.38%
Total Return Core Composite Index(3)      8.61%   2.33%    10.72%

(1) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.

(2) The Total Return Growth Composite Index is comprised of the Russell 1000(R) Growth Index and the Lehman Brothers(R) Aggregate Bond Index weighted 60%/40%, respectively. The Russell 1000(R) Growth Index measures the performance of those companies in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth values. The Lehman Brothers(R) Aggregate Bond Index includes fixed-rate debt issues rated investment grade or higher by Moody's, S&P or Fitch. All issues must have at least one year left to maturity and have an outstanding par value of at least $100 million. The Index is comprised of the Lehman Brothers(R) Government/Corporate, the Mortgage-Back Securities, and the Asset-Backed Securities Indices. Total returns assume reinvestment of all income and capital gains. You cannot invest directly in an index.

(3) The Total Return Core Composite Index is comprised of the Russell 1000(R) Index and the Lehman Brothers(R) Aggregate Bond Index weighted 60%/40%, respectively. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. Total returns assume reinvestment of all income and capital gains. You cannot invest directly in an index.

[TOTAL RETURN PORTFOLIO BAR CHART]

95                                                                               28.33
96                                                                               12.08
97                                                                               17.79
98                                                                               27.13
99                                                                               17.02
00                                                                               -4.36
01                                                                              -10.69
02                                                                              -16.57
03                                                                               19.68
04                                                                                6.37

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee                                     0.32%
    Distribution and Service (12b-1) Fees            None
    Other Expenses
    (includes Administration Fee of 0.20%)           0.30%
    Total Portfolio Operating Expenses               0.62%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $63        $199        $346         $774

                          MAINSTAY VP VALUE PORTFOLIO

INVESTMENT OBJECTIVE -- The Value Portfolio's investment objective is to realize maximum long-term total return from a combination of capital growth and income.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 65% of its total assets in common stocks that MacKay Shields LLC, the Portfolio's Subadvisor, believes were "undervalued" (selling below their value) when purchased; typically pay dividends, although there may be non-dividend paying stocks if they meet the "undervalued" criteria; and are listed on a national securities exchange or are traded in the over-the-counter market.

INVESTMENT PROCESS -- The Portfolio normally invests in U.S. common stocks that:

  - MacKay Shields, the Portfolio's Subadvisor, believes are "undervalued" (selling below their value) when purchased,

  - typically pay dividends, although there may be non-dividend paying stocks if they meet the "undervalued" criterion, and

  - are listed on a national securities exchange or are traded in the over-the-counter market.

Usually, stocks deemed by the Subadvisor to be at full value will be replaced with new, "undervalued" stocks. When assessing whether a stock is undervalued, the Subadvisor considers many factors and will compare the stock's market price to:

  - the company's cash flow and interest coverage ratios,

  - the company's book value,

  - estimated value of the company's assets (liquidation value), and

  - growth rates and future earnings.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Portfolio) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


VALUE PORTFOLIO -- INITIAL CLASS        QUARTER/YEAR   RETURN
Highest Return/Best Quarter                 4/03       14.03%
Lowest Return/Worst Quarter                 3/02      -22.44%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                                         SINCE
                                                       INCEPTION
                                    1 YEAR   5 YEARS    5/1/95
Value Portfolio --
  Initial Class                     11.28%    4.87%      9.17%
S&P 500(R) Index(1)                 10.88%   -2.30%     11.10%
Russell 1000(R) Value Index(2)      16.49%    5.27%     12.90%

(1) The S%P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.

(2) The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those companies in the Russell 1000(R) Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.


[VALUE PORTFOLIO BAR CHART]

96                                                                               23.22
97                                                                               22.89
98                                                                               -4.14
99                                                                                8.80
00                                                                               12.89
01                                                                                0.40
02                                                                              -21.05
03                                                                               27.37
04                                                                               11.28

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee                                     0.36%
    Distribution and Service (12b-1) Fees            None
    Other Expenses
    (includes Administration Fee of 0.20%)           0.29%
    Total Portfolio Operating Expenses               0.65%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $66        $208        $362         $810

                           MAINSTAY VP BOND PORTFOLIO

INVESTMENT OBJECTIVE -- The Bond Portfolio's investment objective is to seek the highest income over the long term consistent with preservation of principal.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in bonds, which include all types of debt securities such as:

- debt or debt-related securities issued or guaranteed by the U.S. or foreign governments, their agencies or instrumentalities;

- obligations of international or supranational entities;

- debt securities issued by U.S. or foreign corporate entities;

- zero coupon bonds;

- mortgage-related and other asset-backed securities; and

- loan participation agreements.

The effective maturity of this portion of the Portfolio's holdings will usually be in the intermediate range (three to ten years), although it may vary depending on market conditions as determined by NYLIM, the Portfolio's Manager.

At least 65% of the Portfolio's total assets will be invested in debt securities rated Baa or better by Moody's or BBB or better by S&P when purchased, or if unrated, determined by the Manager to be of comparable quality.

As part of the Portfolio's principal investment strategies, the Manager may use investment practices such as mortgage dollar rolls and portfolio securities lending.

INVESTMENT PROCESS -- In pursuing the Portfolio's investment strategy, the Portfolio's Manager conducts a continuing review of yields and other information derived from a data base which it maintains in managing fixed-income portfolios.

Fundamental economic cycle analysis, credit quality and interest rate trends are the principal factors considered by the Manager in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within the Portfolio's investment portfolio. Maturity shifts are based on a set of investment decisions that take into account a broad range of fundamental and technical indicators.

Consistent with its principal investment strategy, the Portfolio may purchase debt securities of U.S. issuers, including derivatives such as mortgage-related and asset-backed securities. Commercial paper must be, when purchased, rated Prime-1 by Moody's or A-1 by S&P, or if unrated, determined by the Manager to be of comparable quality. The Portfolio's principal investments may have fixed or floating rates of interest.

The Manager may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Manager may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

PRINCIPAL RISKS -- The value of debt securities fluctuate depending upon various factors, including interest rates, issuer creditworthiness, prepayment, market conditions and maturities. Investments in the Portfolio are not guaranteed even though some of the Portfolio's investments are guaranteed by the U.S. government or its agencies or instrumentalities.

Investments in loan participation interests are subject to the risk that there may not be a readily available market which in some cases could result in the Portfolio disposing of such security at a substantial discount from face value or holding such security until maturity. In addition, the credit risk associated with investments in loan participation interests may include the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Portfolio purchased such loan participation interests.

Since the Portfolio can invest in foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. based companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, changes in U.S. or foreign tax or currency laws, and changes in monetary policy.

The Portfolio's investments include derivatives such as floaters and mortgage-related and asset-backed securities. The Portfolio may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Portfolio may lose money using derivatives. The derivatives may increase the volatility of the Portfolio's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.

The Portfolio's use of investment practices such as mortgage dollar rolls and securities lending also presents certain risks. The principal risk of mortgage dollar roll transactions is that the security the Portfolio receives at the end of the transaction is worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction. The principal risk of securities lending is that the financial institution that borrows securities from the Portfolio could go bankrupt and the Portfolio might not be able to recover the securities or their value.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


BOND PORTFOLIO -- INITIAL CLASS          QUARTER/YEAR  RETURN
Highest Return/Best Quarter                  2/95       6.37%
Lowest Return/Worst Quarter                  1/96      -2.56%

        AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                  1 YEAR  5 YEARS  10 YEARS
Bond Portfolio --
  Initial Class                    4.09%   7.41%    7.35%
Merrill Lynch Corporate and
  Government Master Index(1)       4.15%   7.95%    7.78%
Lehman Brothers(R) Aggregate
  Bond Index(2)                    4.34%   7.71%    7.72%

(1) The Merrill Lynch Corporate and Government Master Index is an unmanaged index consisting of issues of the U.S. government and its agencies as well as investment-grade corporate securities. Results assume the reinvestment of all income and capital gains distributions. You cannot invest directly in an index.
(2) The Lehman Brothers(R) Aggregate Bond Index (the "Aggregate Index") includes the following other Lehman Brothers(R) indexes: the Government/Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Aggregate Index, securities must be investment grade quality or higher, have at least one year to maturity, and have an outstanding par value of at least $100 million. You cannot invest directly in an index.

[BOND PORTFOLIO BAR CHART]

95                                                                               18.31
96                                                                                2.05
97                                                                                9.65
98                                                                                9.12
99                                                                               -1.53
00                                                                                9.82
01                                                                                9.27
02                                                                                9.48
03                                                                                4.52
04                                                                                4.09

                 Annual Total Returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee                                     0.25%
    Distribution and Service (12b-1) Fees            None
    Other Expenses
    (includes Administration Fee of 0.20%)           0.29%
    Total Portfolio Operating Expenses               0.54%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, and that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $55        $173        $302         $677

                      MAINSTAY VP FLOATING RATE PORTFOLIO

INVESTMENT OBJECTIVE -- The Floating Rate Portfolio's investment objective is to seek to provide high current income.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in a portfolio of floating rate loans and other floating rate debt securities. The Portfolio may also purchase fixed income debt securities and money market securities or instruments.

When the Manager believes that market or economic conditions are unfavorable to investors, up to 100% of the Portfolio's assets may be invested in money market or short-term debt securities. The Manager may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

Floating rate loans ("Floating Rate Loans") offer a favorable yield spread over other short-term fixed-income alternatives. Historically, Floating Rate Loans have displayed little correlation to the movements of U.S. common stocks, high-grade bonds, U.S. government securities and other traditional investments.

Floating Rate Loans are provided by banks and other financial institutions to large corporate customers. Companies undertake these loans to finance acquisitions, buy-outs, recapitalizations or other leveraged transactions. Floating Rate Loans are speculative investments and are rated below investment grade quality, but they are not junk bonds. They typically have less credit risk and lower default rates than junk bonds. Typically, these loans are the most senior source of capital in a borrower's capital structure and have certain of the borrower's assets pledged as collateral. The collateral may include both tangible and intangible assets of the borrower.

Floating Rate Loans feature rates that reset regularly, maintaining a fixed spread over the London-Interbank Offered Rate (LIBOR) or the prime rates of large money-center banks. The interest rates for Floating Rate Loans typically reset quarterly, although rates on some loans may adjust at other intervals. Floating Rate Loans mature, on average, in five to seven years, but loan maturity can be as long as nine years.

The Portfolio may invest up to 25% of its total assets in foreign securities. The foreign securities are generally U.S. dollar-denominated loans and other debt securities issued by one or more non-U.S. borrower(s) without a U.S. domiciled co-borrower.

INVESTMENT PROCESS -- In pursuing the Portfolio's investment strategy, the Manager seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Manager seeks to invest in companies with a high margin of safety that are leaders in industries with high barriers to entry. The Manager prefers companies with positive free cash flow, solid asset coverage and management teams with strong track records. In virtually every phase of the investment process, the Manager attempts to control risk and limit defaults.

The Manager may sell a security if it no longer believes the security will contribute to meeting the investment objectives of the Portfolio. In considering whether to sell a security, the Manager may evaluate, among other things, meaningful changes in the issuer's financial condition and competitiveness. The Manager continually evaluates market factors and comparative metrics to determine relative value.

PRINCIPAL RISKS -- The values of debt securities fluctuate depending upon various factors, including: Credit Risk, Liquidity, and Interest Rates.

The Floating Rate Loans in which the Portfolio principally invests are usually rated less than investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a higher interest rate because of the increased risk of loss. Although certain Floating Rate Loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the Portfolio's net asset value ("NAV") could go down and you could lose money.

An active trading market may not exist for many of the Portfolio's loans. In addition, some loans may be subject to restrictions on their resale, which may prevent the fund from obtaining the full value of the loan when it is sold. If this occurs, the Portfolio may experience a decline in its NAV. Some of the Portfolio's investments may be considered to be illiquid.

Investments in fixed-income securities are subject to the risk that interest rates could rise, causing the value of the Fund's securities and share price to decline. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes than shorter term bonds. Generally, the longer the average maturity of the bonds in a fund, the more a fund's share price will fluctuate in response to interest rate changes. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general.

Since the Portfolio may invest in U.S. dollar-denominated securities of foreign issuers, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. companies. These include losses due to less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax laws, and changes in monetary policy.

The Portfolio is "non-diversified," which means that it may invest a greater percentage of its assets than other funds in a particular issuer. This may make it more susceptible than diversified funds to risks associated with an individual issuer, and to single economic, political or regulatory occurrences.

                                PAST PERFORMANCE

Since the portfolio had not yet commenced operations as of the date of this prospectus, no performance information is available.

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Management Fee(1)                                0.60%
    Distribution and Service (12b-1) Fees            None
    Other Expenses(2)                                0.19%
    Total Portfolio Operating Expenses               0.79%

(1) The Management Fee reflects an aggregate fee for advisory and administrative services.

(2) The Portfolio's Other Expenses are based upon estimates of the expenses that the Portfolio will incur for the current fiscal year.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $81        $252        $439         $978

This Example does not reflect expense reimbursements or waivers.

                        MAINSTAY VP GOVERNMENT PORTFOLIO

INVESTMENT OBJECTIVE -- The Government Portfolio's investment objective is to seek a high level of current income, consistent with safety of principal.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in U.S. government securities. It may invest up to 20% of its net assets in mortgage-related and asset-backed securities or other securities that are not U.S. government securities. Mortgage-related securities (including mortgage-backed securities) are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers. Asset-backed securities are debt securities whose values are based on underlying pools of credit receivables.

INVESTMENT PROCESS -- In pursuing the Portfolio's investment strategies, MacKay Shields LLC, the Portfolio's Subadvisor, uses a combined approach to investing, analyzing economic trends, as well as factors pertinent to particular issuers and securities.

The Portfolio's principal investments are debt securities issued or guaranteed by the U.S. government and its agencies and instrumentalities. These securities include U.S. Treasury bills (maturing in one year or less), notes (maturing in 1-10 years) and bonds (generally maturing in 10 or more years), and Government National Mortgage Association mortgage-backed certificates and other U.S. government securities representing ownership interests in mortgage pools such as securities issued by the Federal National Mortgage Association and by the Federal Home Loan Mortgage Corporation. Principal investments also include floaters as well as money market instruments and cash equivalents. Floaters are debt securities with a variable interest rate that is tied to another interest rate such as a money market index or Treasury bill rate. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. As part of the Portfolio's principal strategies, the Subadvisor may use a variety of investment practices such as mortgage dollar roll transactions, transactions on a when-issued basis and portfolio securities lending. In a mortgage dollar roll transaction the Portfolio sells a mortgage-backed security from its portfolio to another party, and agrees to buy a similar security from the same party at a later date. A when-issued security is a security that, although authorized, has not yet been issued. The price (or yield) of such security is fixed at the time of purchase but delivery and payment take place at a later date.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy and meaningful changes in the issuer's financial condition.

PRINCIPAL RISKS -- The value of debt securities fluctuate depending upon various factors, including interest rates, issuer creditworthiness, prepayment, market conditions and maturities.

You could lose money by investing in the Portfolio. Investments in the Portfolio are not guaranteed, even though some of the Portfolio's investments are guaranteed by the U.S. government or its agencies or instrumentalities.

Principal investments also include derivatives, such as mortgage-related and asset-backed securities. The Portfolio may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Portfolio may lose money using derivatives. The use of derivatives may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of risk assumed.

The Portfolio's use of investment practices such as mortgage dollar rolls, forward commitments, transactions on a when-issued basis and securities lending also presents certain risks. The principal risk of mortgage-dollar roll transactions is that the security the Portfolio receives at the end of the transaction is worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction. The principal risk of transactions involving when-issued securities is that the security will be worth less when it is issued or received than the price the Portfolio agreed to pay when it made the commitment. The principal risk of securities lending is that the financial institution that borrows securities from the Portfolio could go bankrupt and the Portfolio might not be able to recover the securities or their value.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Portfolio) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


GOVERNMENT PORTFOLIO -- INITIAL CLASS   QUARTER/YEAR  RETURN
Highest Return/Best Quarter                 2/95       5.52%
Lowest Return/Worst Quarter                 2/04      -2.74%

         AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                   1 YEAR   5 YEARS   10 YEARS
Government Portfolio --
  Initial Class                    3.33%     6.71%     6.84%
Lehman Brothers Government Bond
  Index(1)                         3.48%     7.48%     7.46%

(1) The Lehman Brothers(R) Government Bond Index is an unmanaged index comprised of all publicly issued, nonconvertible, domestic debt of the U.S. government or any of its agencies, quasi-federal corporations, or corporate debt guaranteed by the U.S. government. Total returns assume the reinvestment of all income and capital gains. You cannot invest directly in an index.

[GOVERNMENT PORTFOLIO BAR CHART]

95                                                                               16.72
96                                                                                2.28
97                                                                                9.48
98                                                                                9.00
99                                                                               -1.74
00                                                                               12.22
01                                                                                6.64
02                                                                                9.85
03                                                                                1.88
04                                                                                3.33

                 Annual Total Returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee                                     0.30%
    Distribution and Service (12b-1) Fees            None
    Other Expenses
    (includes Administration Fee of 0.20%)           0.29%
    Total Portfolio Operating Expenses               0.59%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $60        $189        $329         $738

                MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO

INVESTMENT OBJECTIVES -- The High Yield Corporate Bond Portfolio's investment objective is to maximize current income through investment in a diversified portfolio of high yield, high risk debt securities which are ordinarily in the lower rating categories of recognized rating agencies (that is, rated Baa to B by Moody's or BBB to B by S&P). Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES -- Under normal circumstances, the Portfolio invests at least 80% of its assets in high yield corporate debt securities, including all types of high yield domestic and foreign corporate debt securities that are rated below investment grade by Moody's or S&P or that are unrated but that are considered by MacKay Shields LLC, the Portfolio's Subadvisor, to be of comparable quality.

INVESTMENT PROCESS -- In pursuing the Portfolio's investment strategy, the Subadvisor seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Portfolio's principal investments include domestic corporate debt securities, Yankee (dollar-denominated) debt securities, zero coupon bonds and U.S. government securities. The Fund's high-yield investments may also include convertible corporate bonds and loan participation interests (eg., bank debt). Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest. They are issued at a significant discount to face value and tend to be more volatile than conventional debt securities. The Portfolio may invest up to 20% of its net assets in equity securities and may invest up to 20% of its net assets in securities rated lower than B by Moody's and S&P.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, meaningful changes in the issuer's financial condition and competitiveness.

PRINCIPAL RISKS -- The value of debt securities fluctuates depending upon various factors, including interest rates, issuer creditworthiness, market conditions and maturities. Investment in common stocks and other equity securities is particularly subject to risks of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

The Portfolio principally invests in high yield debt securities ("junk bonds") which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can be also subject to greater price volatility.

Since the Portfolio invests in foreign securities, it can be subject to various risks of loss that are different from the risks of investing in securities of U.S. companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax or currency laws, and changes in monetary policy. These risks are likely to be greater in emerging market countries than in developed market countries.

Investments in loan participation interests are subject to the risk that there may not be a readily available market which in some cases could result in the Portfolio disposing of such security at a substantial discount from face value or holding such security until maturity. In addition, the credit risk associated with investments in loan participation interests may include the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Portfolio purchased such loan participation interests.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Portfolio) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


HIGH YIELD CORPORATE BOND
PORTFOLIO --
 INITIAL CLASS                          QUARTER/YEAR  RETURN
Highest Return/Best Quarter                 2/03      12.05%
Lowest Return/Worst Quarter                 4/00      -7.85%

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

                                                                                   SINCE
                                                                                 INCEPTION
                                                              1 YEAR   5 YEARS    5/1/95
High Yield Corporate Bond Portfolio -- Initial Class          12.72%    9.15%       10.44%
Credit Suisse First Boston(TM) High Yield Index(1)            11.95%    8.17%        8.17%

(1) The Credit Suisse First Boston(TM) High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by S&P and Baa by Moody's. Total returns assume reinvestment of all income and capital gains. You cannot invest directly in an index.

[HIGH YIELD CORPORATE BOND PORTFOLIO BAR CHART]

96                                                                               17.16
97                                                                               13.03
98                                                                                2.66
99                                                                               12.84
00                                                                               -5.87
01                                                                                4.91
02                                                                                2.05
03                                                                               36.37
04                                                                               12.72

                 Annual Total Returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee                                     0.30%
    Distribution and Service (12b-1) Fees            None
    Other Expenses
    (includes Administration Fee of 0.20%)           0.29%
    Total Portfolio Operating Expenses               0.59%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $60        $189        $329         $738

                     MAINSTAY VP CASH MANAGEMENT PORTFOLIO

INVESTMENT OBJECTIVE -- The Cash Management Portfolio's investment objective is to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES -- MacKay Shields LLC is the Portfolio's Subadvisor. The Portfolio invests in short-term dollar-denominated securities, maturing in 397 days (13 months) or less. The weighted average portfolio maturity will not exceed 90 days. These securities may include U.S. government securities; bank and bank holding company obligations, such as CDs and bankers' acceptances; commercial paper, which is short-term, unsecured loans to corporations; other corporate loans of one year or less; and dollar-denominated loans to U.S. and foreign issuers and securities of foreign branches of U.S. banks and foreign banks, such as negotiable CDs, also known as Eurodollars. These securities may be variable rate notes, floating rate notes and mortgage-related and asset-backed securities. Mortgage-related securities (including mortgage-backed securities) are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers. The values of asset-backed securities are based on underlying pools of other receivables. Variable rate notes are debt securities that provide for periodic adjustments in their interest rate. Floaters are debt securities with a floating rate of interest that is tied to another interest rate such as a money market index or Treasury bill rate. All securities purchased by the Portfolio must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940 which are designed to mitigate the risk of loss. There must be a reasonable expectation that at any time until the final maturity of a floating or variable rate instrument or the period remaining until the principal amount can be recovered through demand, the market value of the floating or variable rate instrument will approximate its amortized cost.

PRINCIPAL RISKS -- An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. This could occur because of highly unusual market conditions or a sudden collapse in the creditworthiness of a company once believed to be an issuer of high-quality, short-term securities.


Since the Portfolio invests in dollar-denominated foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. based issuers. These include political and economic instability, less publicly available issuer information and changes in U.S. or foreign tax or currency laws.


The Portfolio's principal investments include derivatives such as variable rate instruments, floaters and mortgage-related and asset-backed securities. If the Subadvisor is wrong about its creditworthiness assessments, expectations of changes in interest rates or market conditions, as a result of an investment or its use of derivatives the Portfolio could suffer a loss.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


CASH MANAGEMENT PORTFOLIO -- INITIAL     QUARTER/YEAR  RETURN
CLASS
Highest Return/Best Quarter                  3/00       1.56%
Lowest Return/Worst Quarter                  1/04       0.14%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                     1 YEAR   5 YEARS   10 YEARS
Cash Management Portfolio --
  Initial Class                      0.85%     2.53%       3.84%
Lipper Money Market Funds Index(1)   0.78%     2.47%       3.78%

(1) The Lipper Money Market Funds Index is an equally weighted performance index adjusted for capital gains distributions and income dividends of the largest qualifying funds in the investment objective. The funds invest in high-quality financial instruments rated in the top two grades with a dollar-weighted average maturity of less than 90 days.

[CASH MANAGEMENT PORTFOLIO BAR CHART]

95                                                                               5.59
96                                                                               4.95
97                                                                               5.25
98                                                                               5.18
99                                                                               4.84
00                                                                               6.06
01                                                                               3.84
02                                                                               1.36
03                                                                               0.67
04                                                                               0.85

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                      INITIAL
                                       CLASS
                                      -------
Advisory Fee(1)                          0.25%
Distribution and Service (12b-1)
  Fees                                   None
Other Expenses
(includes Administration Fee of
0.20%)                                   0.30%
Total Portfolio Operating Expenses       0.55%

(1) The advisory fee for the Portfolio is an annual percentage of the Fund's average daily net assets as follows: 0.25% up to $500 million and 0.20% in excess of $500 million.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $56        $176        $307         $689

                              INVESTMENT POLICIES

--------------------------------------------------------------------------------

The discussion of Principal Investment Strategies for some of the Portfolios states that the relevant Portfolio invests, under normal circumstances, at least 80% of its assets in a particular type of investment. For these purposes, "assets" means the Portfolio's net assets plus any borrowings for investment purposes. The 80% requirement must be complied with at the time the Portfolio invests its assets. Accordingly, where a Portfolio no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings but would have to make any new investments in such as way as to bring the portfolio into compliance with the 80% requirement. Contract holders will receive at least 60 days prior notice of any change in the policy of a Portfolio to invest at least 80% of its assets in the manner described above.

When the discussion states that the Portfolio invests "primarily" in a certain type or style of investments, this normally means that the Portfolio will invest, under normal circumstances, at least 65% of its assets (as defined above) in that type or style of investments.

                   MORE ABOUT INVESTMENT STRATEGIES AND RISKS

--------------------------------------------------------------------------------

Information about each Portfolio's principal investments, investment practices and principal risks appears at the beginning of the Prospectus. The information below further describes the investment practices and risks pertinent to one or more of the Portfolios. Additional information about the investment practices of the Portfolios and risks pertinent to these practices is included in the Statement of Additional Information (SAI) (see the back cover of this Prospectus).

DERIVATIVE SECURITIES

The value of derivatives is based on certain underlying equity or fixed-income securities, interest rates, currencies or indices. They may be hard to sell and are very sensitive to changes in the underlying security, interest rate, currency or index, and as a result can be highly volatile. If the Manager or Subadvisor is wrong about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss.

In addition, the leverage associated with inverse floaters, a type of derivative, may result in greater volatility in their market value than other income-producing securities. With respect to mortgage-backed and asset-backed securities, if interest rates fall, the underlying mortgages and debt may be paid off, reducing the value of a Portfolio's investments.

FOREIGN SECURITIES

Foreign securities are issued by companies organized outside the U.S. and are traded in markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing. For example, foreign investments could be more difficult to sell than U.S. investments. They also may subject a Portfolio to risks different from investing in domestic securities. Investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investment in emerging market countries presents risks in greater degree than those presented by investment in foreign issuers in countries with developed securities markets and more advanced regulatory systems.

Some foreign securities may be issued by companies organized outside the U.S. and are traded only or primarily in trading markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing. Some foreign securities may be issued by companies organized outside the U.S. but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, American Depositary Receipts and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are not subject to all the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities traded in U.S. securities markets.

Many of the foreign securities in which the Portfolios invest will be denominated in foreign currencies. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Portfolios' assets. However, a Portfolio may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques."

LENDING OF PORTFOLIO SECURITIES

Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board of Directors. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, a Manager or Subadvisor will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

LOAN PARTICIPATION INTERESTS

Loan participation interests, also referred to as "Participations," are fractional interests in an underlying corporate loan and may be purchased from an agent bank, co-lenders, or other holders of Participations. There are three types of Participations which a Portfolio may purchase. A Participation in a novation of a corporate loan involves a Portfolio assuming all the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. Second, a Portfolio may purchase a Participation in an assignment of all or a portion of a lender's interest in a corporate loan, in which case a Portfolio may be required generally to rely on the assigning lender to demand payment and to enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the underlying corporate loan. Third, a Portfolio may also purchase a Participation in a portion of the rights of a lender in a corporate loan, in which case, a Portfolio will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights against the agent bank or borrower. The Portfolio must rely on the lending institution for that purpose.

The principal credit risk associated with acquiring Participations from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. A Portfolio may incur additional credit risk, however, when it is in the position of participant rather than co-lender because the Portfolio must then assume the risk of insolvency of the co-lender from which the Participation was purchased and that of any person interposed between the Portfolio and the co-lender.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

Mortgage-backed and asset-backed securities are derivative securities whose value is based on underlying pools of loans that may include interests in pools of lower-rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The Manager's or the Subadvisor's ability to correctly forecast interest rates and other economic factors will impact the success of investments in mortgage-backed and asset-backed securities. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and, if the security has been purchased at a premium, the amount of some or all of the premium may be lost in the event of prepayment.

RISK MANAGEMENT TECHNIQUES

Various techniques can be used to increase or decrease a Portfolio's exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

These practices can be used in an attempt to adjust the risk and return characteristics of their portfolios of investments. When a Portfolio uses such techniques in an attempt to reduce risk it is known as "hedging." If a Portfolio's Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

SWAP AGREEMENTS

Certain of the Portfolios may enter into interest rate, index and currency exchange rate swap agreements to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding that desired return.

Whether a Portfolio's use of swap agreements will be successful will depend on whether the Manager or the Subadvisor correctly predicts movements in interest rates, indices and currency exchange rates. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, with swap agreements the other party could go bankrupt and a Portfolio could lose the value of the security it should have received in the swap.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

Debt securities are often issued on a when-issued basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. During the period between purchase and settlement, no payment is made by the Portfolio and no interest accrues to the Portfolio. The market value of the when-issued securities on the settlement date may be more or less than the purchase price payable at settlement date. Similarly, a Portfolio may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedures and risks exist for forward commitments as for when-issued securities.

RISKS OF INVESTING IN HIGH YIELD DEBT
("JUNK BONDS")

High yield debt securities rated lower than Baa by Moody's or BBB by S&P or, if not rated, determined to be of equivalent quality by the Manager or Subadvisor are sometimes referred to as junk bonds and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

TEMPORARY DEFENSIVE INVESTMENTS

In times of unusual or adverse conditions, for temporary defensive purposes, or for liquidity purposes, each Portfolio may invest outside the scope of its principal investment focus. During such times, a Portfolio may not invest in accordance with its investment objective or investment strategies and, as a result, there is no assurance that the Portfolio will achieve its investment objective. Under such conditions, each Portfolio may invest without limit in money market and other investments. In addition, under such conditions, the International Equity Portfolio may invest without limit in equity securities of U.S. issuers and bonds and the High Yield Corporate Bond Portfolio may invest without limit in securities rated A or higher by Moody's or S&P and in U.S. government securities.

PORTFOLIO TURNOVER

Portfolio turnover measures the amount of trading a Portfolio does during the year. Due to their trading strategies, some of the Portfolios may experience a portfolio turnover rate of over 100%. Portfolio turnover information for each Portfolio is found in the Financial Highlights section. The use of certain investment strategies may generate increased portfolio turnover. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Portfolio).

                          THE FUND AND ITS MANAGEMENT

--------------------------------------------------------------------------------
                                                                               -

The Fund's Directors oversee the actions of the Manager and Subadvisors and decide on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business of the Fund.

     THE MANAGER

New York Life Investment Management LLC ("NYLIM" or the "Manager"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054, is the Manager to each Portfolio. NYLIM was formed as an independently managed indirect wholly-owned subsidiary of New York Life Insurance Company in April 2000. As of December 31, 2004, NYLIM and its affiliates managed approximately $189 billion in assets.

In conformity with the stated policies of the Portfolios, NYLIM administers each Portfolio's business affairs and manages the investment operations of each Portfolio and the composition of the portfolio of each Portfolio, subject to the supervision of the Board of Directors. These advisory services are provided pursuant to Management Agreements with regard to the Balanced, Floating Rate, Mid Cap Core, Mid Cap Growth, Mid Cap Value and Small Cap Growth Portfolios and Investment Advisory Agreements with regard to the remaining Portfolios. NYLIM, with the approval of the Board of Directors, may select and employ Subadvisors and, if it does so, NYLIM monitors the Subadvisors' investment programs and results, and coordinates the investment activities of the Subadvisors to help ensure compliance with regulatory restrictions. The Subadvisors, subject to the supervision of NYLIM, are responsible for deciding which portfolio securities to purchase and sell for their respective Portfolios and for placing those Portfolios' portfolio transactions. NYLIM pays the fees of each Portfolio's Subadvisor. The Subadvisory Agreements can be terminated by NYLIM or by the Board of Directors, in which case the Subadvisors would no longer manage the Portfolio. NYLIM manages directly six Portfolios and retains Subadvisors for the remaining Portfolios as described below.

NYLIM also provides administrative services to each of the Portfolios. NYLIM provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolios excluding those maintained by the Portfolios' Custodian, except those as to which NYLIM has supervisory functions, and other than those being maintained by NYLIM or the Subadvisors. NYLIM pays the salaries and expenses of all personnel affiliated with the Portfolios, and all the operational expenses that are not the responsibility of the Portfolios, including the fees paid to the Subadvisor. These administrative services are provided to the Balanced, Floating Rate, Mid Cap Core, Mid Cap Growth, Mid Cap Value and Small Cap Growth Portfolios pursuant to the Management Agreements referenced above. These services are provided to the other Portfolios pursuant to separate Administration Agreements.

For the fiscal year ended December 31, 2004, the Fund, on behalf of the Mid Cap Core, Mid Cap Growth, Mid Cap Value and Small Cap Growth Portfolios, paid NYLIM an aggregate fee for investment advisory and administrative services performed at an annual percentage of the average daily net assets of that Portfolio as follows:

                                              ANNUAL RATE
                                              -----------
Mid Cap Core Portfolio......................     0.79%
Mid Cap Growth Portfolio....................     0.75%
Mid Cap Value Portfolio.....................     0.70%
Small Cap Growth Portfolio..................     0.71%

No fees were paid on behalf of the Balanced and Floating Rate Portfolios, as they had not commenced operations as of the date of this Prospectus.

The 14 remaining Portfolios pay separate fees for advisory and administrative services. For the fiscal year ended December 31, 2004, the Fund, on behalf of these Portfolios, paid NYLIM an aggregate fee for investment advisory services performed at an annual percentage of the average daily net assets of that Portfolio as set forth below. In addition, each of the 14 Portfolios also pays NYLIM a monthly fee for administrative services performed and the facilities furnished by NYLIM at an annual rate of 0.20% of the average daily net assets of each Portfolio.

                                              ANNUAL RATE
                                              -----------
Bond Portfolio..............................     0.25%
Capital Appreciation Portfolio..............     0.36%
Cash Management Portfolio...................     0.25%
Common Stock Portfolio......................     0.25%
Convertible Portfolio.......................     0.36%
Government Portfolio........................     0.30%
High Yield Corporate Bond Portfolio.........     0.30%
International Equity Portfolio..............     0.60%
S&P 500 Index Portfolio.....................     0.10%
Total Return Portfolio......................     0.32%
Value Portfolio.............................     0.36%
Income & Growth Portfolio...................     0.50%

                                              ANNUAL RATE
                                              -----------
Basic Value Portfolio.......................     0.60%
Growth Portfolio............................     0.50%

The payment of the investment management and the administration fees, as well as other operating expenses, will affect the S&P 500 Index Portfolio's ability to track the S&P 500(R) Index exactly.

NYLIM makes payments from its own resources to NYLIAC for providing a variety of recordkeeping, administrative, marketing, shareholder support and other services. These arrangements vary among the Portfolios and may amount to payments from NYLIM's own resources which are not expected to exceed .25% (exclusive of 12b-1 Fees) of the value of Portfolio assets. Payments from NYLIM's own resources do not change the purchase price of shares, the amount of shares that your investment purchases, the value of your shares, or the proceeds of any redemption.

Representatives of NYLIFE Securities, who solicit sales of the variable annuity products that invest in the Portfolios, may receive sales support from consultants employed by NYLIAC, who are also registered representatives of NYLIFE Securities/NYLIFE Distributors. These consultants may be eligible for additional compensation (by NYLIM, not the Fund) based on the proportion of initial premiums paid for the variable annuity product that are allocated to the Portfolios of the Fund.

Where NYLIM has retained a Subadvisor, the Subadvisor, under the supervision of NYLIM, is responsible for making the specific decisions about buying, selling and holding securities; selecting brokers and brokerage firms to trade for it; maintaining accurate records; and, if possible, negotiating favorable commissions and fees with the brokers and brokerage firms. For these services, the Subadvisor is paid a monthly fee by NYLIM, not the Portfolios. (See the SAI for the breakdown of fees.)

SUBADVISORS. Each Subadvisor is employed by NYLIM, subject to approval by the Board of Directors, and, where required, the shareholders of the applicable Portfolio. NYLIM recommends Subadvisors to the Fund's Board of Directors based upon its continuing quantitative and qualitative evaluation of the Subadvisor's skill in managing assets using specific investment styles and strategies.

Each Subadvisor has discretion to purchase and sell securities for the assets of its respective Portfolio in accordance with that Portfolio's investment objectives, policies and restrictions. Although the Subadvisors are subject to general supervision by the Fund's Board of Directors and NYLIM, these parties do not evaluate the investment merits of specific securities transactions.

MacKay Shields LLC, 9 West 57th Street, New York, New York 10019, is the Subadvisor to the Capital Appreciation, Cash Management, Convertible, Government, High Yield Corporate Bond, International

Equity, Mid Cap Growth, Mid Cap Value, Small Cap Growth, Total Return and Value Portfolios. The firm was incorporated in 1969 as an independent advisory firm and was privately held until 1984 when it became a wholly-owned but autonomously managed subsidiary of New York Life Insurance Company ("New York Life"). MacKay Shields became a Delaware limited liability company in 1999. As of December 31, 2004, MacKay Shields managed approximately $39,208 million in assets.

American Century Investment Management, Inc., whose principal place of business is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111, serves as Subadvisor to the Income & Growth Portfolio. As of December 31, 2004, American Century managed over $98 billion in assets.

The Dreyfus Corporation, whose principal place of business is 200 Park Avenue, New York, New York 10166, serves as Subadvisor to the Basic Value Portfolio. As of December 31, 2004, The Dreyfus Corporation managed approximately $158 billion in assets.

Eagle Asset Management, Inc., whose principal place of business is 880 Carillon Parkway, St. Petersburg, Florida 33716, serves as Subadvisor to the Growth Portfolio. Eagle Asset Management is a wholly-owned subsidiary of Raymond James Financial, Inc., which together with its subsidiaries, provides a wide range of financial services to retail and institutional clients. As of December 31, 2004, Eagle Asset Management managed over $10.4 billion in assets.

     PORTFOLIO MANAGERS

NYLIM and each Sub-Advisor uses a team of portfolio managers and analysts acting together to manage each Portfolio's investments. The senior members of each Portfolio's management team who are jointly and primarily responsible for the Portfolio's day-to-day management are set forth below:

BALANCED PORTFOLIO -- Joan M. Sabella and Tony Elavia

BASIC VALUE PORTFOLIO -- Brian C. Ferguson, J. David Macey, William E. Costello and Robert J. Eastman

BOND PORTFOLIO -- Donald F. Serek, Thomas Volpe, Jr. and Michael J. Pagano

CAPITAL APPRECIATION PORTFOLIO -- Rudolph C. Carryl and Edmund C. Spelman

CASH MANAGEMENT PORTFOLIO -- Claude Athaide and Christopher Harms

COMMON STOCK PORTFOLIO -- Harvey Fram

CONVERTIBLE PORTFOLIO -- Edward Silverstein and Edmund C. Spelman

FLOATING RATE PORTFOLIO -- Anthony Malloy and Robert Dial

GOVERNMENT PORTFOLIO -- Gary Goodenough, Christopher Harms and Joseph Portera

GROWTH PORTFOLIO -- Duane Eatherly and Ashi Parikh

HIGH YIELD CORPORATE BOND PORTFOLIO -- Donald E. Morgan and J. Matthew Philo

INCOME & GROWTH PORTFOLIO -- Kurt Borgwardt, John Schniedwind and Zili Zhang

INTERNATIONAL EQUITY PORTFOLIO -- Rupal J. Bhansali

MID CAP CORE PORTFOLIO -- Harvey Fram

MID CAP GROWTH PORTFOLIO -- Rudolph C. Carryl and Edmund C. Spelman

MID CAP VALUE PORTFOLIO -- Michael C. Sheridan and Richard A. Rosen

SMALL CAP GROWTH PORTFOLIO -- Rudolph C. Carryl and Edmund C. Spelman

S&P 500 INDEX PORTFOLIO -- Francis Ok

TOTAL RETURN PORTFOLIO -- Rudolph C. Carryl, Gary Goodenough, Christopher Harms, Richard A. Rosen and Edmund C. Spelman

VALUE PORTFOLIO -- Richard A. Rosen

     PORTFOLIO MANAGER BIOGRAPHIES

The following section provides biographical information about each of the Portfolio's portfolio managers and certain other investment personnel. Additional information regarding the portfolio manager's compensation, other accounts managed by these portfolio managers and their ownership of shares of the Portfolios each manages is available in the Statement of Additional Information.

CLAUDE ATHAIDE, PH.D., CFA -- Mr. Athaide has managed the Cash Management Portfolio since March 1998. Mr. Athaide joined MacKay Shields in 1996 and became an Associate Director in 2001. Prior to joining MacKay Shields, Mr. Athaide taught graduate and undergraduate level statistics and computer programming courses at George Washington University and The Wharton School of the University of Pennsylvania and was a Quantitative Analyst with the Republic National Bank from May 1995 to August 1995. Mr. Athaide has over five years of investment experience. Mr. Athaide earned the right to use the Chartered Financial Analyst designation in 2000.

RUPAL J. BHANSALI -- Ms. Bhansali has managed the International Equity Portfolio since April 2001. Ms. Bhansali joined MacKay Shields as Managing Director and Head of the International Equity Products in 2001. Ms. Bhansali was previously the co-head of the international equity division at Oppenheimer Capital, where she managed various institutional and retail international equity portfolios. Earlier in her career, Ms. Bhansali worked in various capacities doing investment research and advisory work at Soros Fund Management, Crosby Securities and ICICI Ltd. She has 13 years of experience in the industry. Ms. Bhansali received her MBA in finance from the University of Rochester and her undergraduate and masters degrees in accounting from the University of Bombay.

KURT BORGWARDT, CFA -- Mr. Borgwardt has managed the Income & Growth Portfolio since its inception. Mr. Borgwardt, Senior Vice President and Senior Portfolio Manager, joined American Century in August 1990. He has a bachelor of arts from Stanford University and an MBA with a specialization in finance from the University of Chicago. He is a CFA charterholder.

RUDOLPH C. CARRYL -- Mr. Carryl has managed the Capital Appreciation, Mid Cap Growth, Small Cap Growth and Total Return Portfolios since inception. Mr. Carryl is a Senior Managing Director of MacKay Shields. He joined MacKay Shields as a Director in 1992 and has 24 years of investment management and research experience. Mr. Carryl was Research Director and Senior Portfolio Manager at Value Line, Inc. from 1978 to 1992.

WILLIAM E. COSTELLO -- Mr. Costello manages the Basic Value Portfolio. He is a portfolio manager at The Dreyfus Corporation and a Vice President at The Boston Company. Asset Management LLC ("The Boston Company"), manages the Basic Value Portfolio Mr. Costello is a dual employee of The Dreyfus Corporation and The Boston Company, each of which is a wholly-owned subsidiary of Mellon Financial Corporation. He is also Director of Domestic Equity Research at The Boston Company and serves as the energy sector research analyst for Dreyfus' US Large Capitalization Value disciplines. Previously, Mr. Costello served as an analyst in The Boston Company US Small and Mid Capitalization Value Investment Team. Prior to joining The Boston Company, he was a senior research analyst with Delphi Management, Inc., a value equity management firm in Boston. As an analyst at Delphi, Mr. Costello covered a wide range of global industries. He received an MBA, concentrating in Finance, from Boston University's School of Management and holds a Chartered Financial Analyst designation.

ROBERT DIAL -- Mr. Dial manages the Floating Rate Portfolio. He joined NYLIM in 2001 and is responsible for leveraged loan investments. Mr. Dial is a Managing Director. Prior to joining NYLIM, Mr. Dial was a Director in the Acquisition Finance Group at Fleet Securities where he was responsible for originating, structuring and distributing non-investment grade financings. Previously, he worked in leveraged finance capacities at Credit Lyonnais and at Chase Manhattan, where he completed the bank's formal credit training program. Mr. Dial earned a BA from Yale University and an MBA from the University of Chicago.

DUANE EATHERLY, CFA -- Mr. Eatherly is a portfolio manager of the Growth Portfolio. He has 11 years of investment experience and is the portfolio co-manager on Eagle's Institutional Growth team. Prior to joining Eagle in 1999, Mr. Eatherly served as Sector Manager for Technology Equities for Bank One Investment Advisors. He graduated in 1987 from Rose-Hulman Institute of Technology with a B.S. in Electrical Engineering and earned his M.B.A. with high distinction from Indiana University in 1992. Prior to attending Indiana University, Mr. Eatherly worked as an electrical engineer for Lockheed Corporation's F-117A Stealth Fighter Program. He is the holder of a Charter Financial Analyst designation.

ROBERT J. EASTMAN -- Mr. Eastman, portfolio manager at The Dreyfus Corporation and Senior Vice President at The Boston Company Asset Management LLC ("The Boston Company"), manages the Basic Value Portfolio serves as a quantitative research analyst. Mr. Eastman is a dual employee of The Dreyfus Corporation and The Boston Company, each of which is a wholly-owned subsidiary of Mellon Financial Corporation. Prior to joining The Boston Company, Mr. Eastman was a portfolio manager/quantitative analyst with Trinity Investment Management Corporation. He received his MBA from the Wharton School of Business. He holds a Chartered Financial Analyst designation.

TONY H. ELAVIA -- Mr. Elavia is the Chief Investment Officer of NYLIM Equity Investors and Senior Managing Director of NYLIM since 2004. He was the Managing Director and Senior Portfolio Manager of the Large Cap Growth Team of Putnam Investments. Prior to joining Putnam, Mr. Elavia was President and Portfolio Manager at Voyageur Asset Management and President of TES Partners. Previously he was a Senior Vice President with Piper Capital Management. Mr. Elavia holds a Ph.D. and M.A. in Economics from the University of Houston and a M.A. and the B.C. from the University of Baroda in Vadodara, India.

BRIAN C. FERGUSON -- Mr. Ferguson, portfolio manager at The Dreyfus Corporation and Senior Vice President at The Boston Company Asset Management, LLC ("The Boston Company"), manages the Basic Value Portfolio. Mr. Ferguson is a dual employee of The Dreyfus Corporation and The Boston Company, each of which is a wholly-owned subsidiary of Mellon Financial Corporation. He is the Director of The Boston Company's US Large Cap Value Equity Portfolio Management Team and has been a member of Dreyfus since 1997. Brian holds an MBA from Columbia University's Business School with a concentration in Finance.

HARVEY FRAM, CFA -- Mr. Fram is the portfolio manager of the Common Stock and Mid Cap Core Portfo-lios. He joined NYLIM in March 2000. Mr. Fram was a Portfolio Manager and Research Strategist with Monitor Capital Advisors LLC from 1999 to 2001. Mr. Fram is responsible for the management of quantitative equity portfolios. Prior to joining Monitor, he was a quantitative equity research analyst at ITG, a technology based equity brokerage firm. Mr. Fram was awarded his Chartered Financial Analyst designation in 1999 and has an MBA from the Wharton School at the University of Pennsylvania.

GARY GOODENOUGH -- Mr. Goodenough became a manager of the Government Portfolio and the Total Return Portfolio in July 2000. Mr. Goodenough joined MacKay Shields as Managing Director and Co-Head of the Bond Team in 2000. Prior to joining MacKay Shields, Mr. Goodenough was a Senior Portfolio Manager at Loomis Sayles & Co. from December 1993 to May 2000. Prior to this, he was a Managing Director at Bear Stearns & Company and was a Managing Director of High Yield Bonds and Global Bonds at Salomon Brothers.

CHRISTOPHER HARMS -- Mr. Harms has managed the Total Return Portfolio since July 2000, the Government Portfolio from April 1999 until July 2000 and the Cash Management Portfolio since 2004. Mr. Harms is a Managing Director of MacKay Shields. Mr. Harms joined MacKay Shields as a Director in 1991 with more than 10 years prior investment management and research experience. Prior to joining the firm, Mr. Harms was employed at Bear Stearns in the Asset Management Division as a fixed income portfolio manager.

J. DAVID MACEY -- Mr. Macey manages the Basic Value Portfolio. He is a Senior Vice President at The Dreyfus Corporation and The Boston Company Asset Management, LLC ("The Boston Company"), manages the Basic Value Portfolio. Mr. Macey is a dual employee of The Dreyfus Corporation and The Boston Company, each of which is a wholly-owned subsidiary of Mellon Financial Corporation. He is responsible for the banking, brokers, insurance, savings and loan associations and REITs sectors. Mr. Macey also serves as the Chairman of Domestic Equity Research of The Boston Company. Prior to joining The Boston Company, he served as a vice president at Shawmut Bank, N.A. where he was responsible for investment research and corporate finance. He holds a BS from Massachusetts Institute of Technology and an MS from Northeastern University. Mr. Macey also completed four years of study in Finance in the Doctoral Program at the Harvard University Graduate School of Business Administration. In addition, he was a Research Associate at the Harvard University Graduate School of Business Administration and holds a Chartered Financial Analyst designation.

ANTHONY MALLOY -- Mr. Malloy manages the Floating Rate Portfolio. He has been an employee of NYLIM since March 1999 and is a Managing Director. He is responsible for the management of NYLIM's leveraged loan business. Prior to joining NYLIM, Mr. Malloy spent five years at J.P. Morgan as Vice President in the Debt Capital Markets group and as a Vice President and senior relationship manager in the Loan Capital Markets group. Earlier in his career, Mr. Malloy was the Head of Risk Management in the Derivatives group at The Toronto-Dominion Bank. Mr. Malloy received a BA in English and Economics from Middlebury College and a MBA in Finance from New York University.

DONALD E. MORGAN, CFA -- Mr. Morgan has managed the High Yield Corporate Bond Portfolio since 1999. Mr. Morgan is a Managing Director and Head of the High Yield Division at MacKay Shields. He joined MacKay Shields in 1997 as an Associate Director, and was promoted to Director in 1999 and to Managing Director in 2000. Prior to joining MacKay Shields, he was a High Yield Analyst with Fidelity Management & Research. Prior thereto, he was an Engineer at QuesTech Inc. Mr. Morgan earned the right to use the Chartered Financial Analyst designation in 1998, and has 8 years experience in investment management and research.

FRANCIS J. OK -- Mr. Ok manages the S&P 500 Index Portfolio and is responsible for managing and running NYLIM Quantitative Strategies' trading desk. Mr. Ok has been an employee of NYLIM since March 2000. Previously, Mr. Ok was a portfolio manager and managed the trading desk at Monitor Capital Advisors LLC since 1994. Mr. Ok holds a B.S. in Economics from Northeastern University.

MICHAEL J. PAGANO -- Mr. Pagano is a Director in New York Life Investment Management's Securities Investment Group. His primary focus is on the investment-grade corporate bond portfolios. Prior to joining The Company in June, 2003, Mr. Pagano was a Vice-President and fixed income portfolio manager at Fiduciary Asset Management where he managed fixed income portfolios benchmarked against the Lehman Aggregate Index. Earlier in his career, Mr. Pagano was an institutional mortgage-backed and structured products sales specialist at Merrill Lynch and Banc of America Securities, as well as Director of Marketing for Neuberger & Berman's Wrap Fee Management Group. Mr. Pagano holds a B.A. in Economics and Political Science from Amherst College and an M.B.A., with a concentration in finance, from the University of Chicago Graduate School of Business.

ASHI PARIKH -- Mr. Parikh has managed the Growth Portfolio since April 1999. He is Chief Investment Officer and Senior Managing Director of the Institutional Growth Advisers Division of Eagle Asset Management, Inc. Mr. Parikh joined Eagle in 1999 from Banc One Investment Advisors, Inc., where he was Managing Director of their Growth Equity Team. He joined Banc One Corporation in 1992 and Banc One Investment Advisors in 1994.

J. MATTHEW PHILO, CFA -- Mr. Philo has managed the High Yield Corporate Bond Portfolio since 2001. Mr. Philo joined MacKay Shields in 1996 from Thorsell, Parker Partners Inc. where he was an analyst and portfolio manager focusing on mid-cap companies. He was previously with Moran Asset Management as an equity portfolio manager and analyst. Mr. Philo has earned the right to use the Chartered Financial Analyst designation and has 19 years of investment management and research experience. He received a BA in Economics from the State University of New York at Albany and a MBA in Finance from New York University.

JOSEPH PORTERA -- Mr. Portera has managed the Government Portfolio since July 2000. Mr. Portera is a Managing Director of MacKay Shields specializing in foreign and domestic government bonds. He returned to MacKay Shields in December 1996 after working at Fiduciary Trust Company International as a portfolio manager in international bonds. Mr. Portera joined MacKay Shields in 1991.

RICHARD A. ROSEN -- Mr. Rosen has managed the Mid Cap Value and the Value Portfolios since 1999 and the Total Return Portfolio since 2004. Mr. Rosen is a Senior Managing Director of MacKay Shields and specializes in equity securities. He joined MacKay Shields in January 1999 after working as a Managing Director and equity portfolio manager at Prudential Investments from August 1991 to January 1999.

JOAN M. SABELLA -- Ms. Sabella has been a Director of NYLIM since December 2000. Previously she worked at Towneley Capital Management, Inc. from 1978 to 2000. Ms. Sabella has been a member of the Financial Planning Association since 1995 and the Association for Investment Management Research (AIMR) since 2002. She holds a B.B.A. from Baruch College, is a Certified Financial Planner, and a Chartered Retirement Planning Counselor.

JOHN SCHNIEDWIND, CFA -- Mr. Schniedwind has managed the Income & Growth Portfolio since its inception. Mr. Schniedwind, Chief Investment
Officer -- Quantitative Equity, joined American Century in 1982. He has degrees from Purdue University and an MBA in finance from the University of California-Berkeley. He is a CFA charterholder.

DONALD F. SEREK -- Mr. Serek has managed the Bond Portfolio since April 2000. He has been a Portfolio Manager with NYLIM since April 2000. He joined New York Life in 1997 as a corporate bond specialist. Prior thereto, he was a Senior Analyst at Citicorp Securities where he analyzed global power, sovereign, supranational, telecommunications and media issuers for five years. Earlier in his career he held positions in Citibank's Corporate Financial Analysis and International Banking and Finance Groups.

MICHAEL C. SHERIDAN -- Mr. Sheridan has managed the Mid Cap Value Portfolio since inception. Mr. Sheridan is a Director of MacKay Shields and specializes in equity securities. He joined MacKay Shields in 1996. Prior to joining MacKay Shields, he was with Arnhold & S. Bleichroeder Capital where he was responsible for value equity analysis. Mr. Sheridan has 16 years research and investment management experience.

EDWARD SILVERSTEIN -- Mr. Silverstein has managed the Convertible Portfolio since 2001. Mr. Silverstein joined MacKay Shields in 1998 as an Associate and was a Research Analyst in the Equity Division. He became an Associate Director in 2000. Prior to joining MacKay Shields, Mr. Silverstein was a portfolio manager at The Bank of New York from 1995 to 1998.

EDMUND C. SPELMAN -- Mr. Spelman has managed the Convertible Portfolio since September 1999 and has managed the Capital Appreciation, Mid Cap Growth, Small Cap Growth and Total Return Portfolios since inception. Mr. Spelman is a Senior Managing Director of MacKay Shields and specializes in equity securities. He joined MacKay Shields in 1991 after working as a securities analyst at Oppenheimer & Co., Inc. from 1984 to 1991.

THOMAS VOLPE, JR. -- Mr. Volpe became a portfolio manager of the Bond Portfolio in April 2003. Mr. Volpe is a Second Vice President in NYLIM's Securities Investment Group. He joined the Public Fixed Income Group of NYLIM in May 2000. Prior to that, he was a Treasury Cash Manager for the Treasury Department of New York Life Insurance Company where he earned the credential of Certified Cash Manager. He has been employed by New York Life Insurance Company since 1989 and has held a number of positions in the Securities Operations and Treasury Cash Management areas. Mr. Volpe holds a BA in Economics from the State University of New York at Albany and a MBA in Finance from Adelphi University.

ZILI ZHANG -- Mr. Zhang, Vice President and Portfolio Manager/Director of Quantitative Research, joined American Century in January 1997 as a research analyst. He became a portfolio manager in 2002. He also manages the quantitative research team. He has a bachelor's degree in physics from the University of Science and Technology of China and a Ph.D in theoretical physics from the University of Texas at Austin.

                       PURCHASE AND REDEMPTION OF SHARES

--------------------------------------------------------------------------------
                                                                               -

FAIR VALUATION, MARKET TIMING, AND PORTFOLIO HOLDINGS DISCLOSURE

Determining the Portfolio's Share Prices (NAV) and the Valuation of Securities

Shares in each of the Portfolios are offered to and are redeemed by the Separate Accounts at a price equal to their respective net asset value, or NAV, per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolios' shares.

Each Portfolio of the Fund generally calculates the value of its investments (also known as its net asset value, or NAV) at the close of regular trading on the New York Stock Exchange (usually 4:00 pm eastern time) every day the Exchange is open. The NAV per share for a class of shares is determined by dividing the value of a Portfolio's net assets attributable to that class by the number of shares of that class outstanding on that day. The value of a Portfolio's investments is generally based on current market prices (amortized cost, in the case of the Cash Management Portfolio). If current market values are not available or, in the judgment of the Manager, do not accurately reflect the fair value of a security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of a Portfolio's securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless the Manager or Subadvisor, in consultation with the Subadvisor, deems a particular event would materially affect NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. A Portfolio may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares. The NAV of a Portfolio's shares may change on days when shareholders will not be able to purchase or redeem shares.

The Board has adopted valuation procedures for the Fund and has delegated day-to-day responsibility for fair value determinations to the Fund's Valuation Committee. Determinations of the Valuation Committee are subject to review and ratification by the Board at its next scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The Fund expects to use fair value pricing for securities actively traded on U.S. exchanges only under limited circumstances (e.g., for thinly-traded securities where the market quotation is deemed unreliable, in response to security trading halts, or when an exchange closes early or does not open.) Certain Portfolios of the Fund may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, the Fund's fair valuation procedures include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available.

Excessive Purchases and Redemptions or Exchanges

The interests of the Fund's shareholders and the Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a Portfolio's investment strategies or negatively impact Portfolio performance. For example, the Manager or a Portfolio's Subadvisor might have to maintain more of a Portfolio's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. Shareholders that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by long-term shareholders.

The Fund is not intended to be used as a vehicle for short-term trading, and the Fund's Board of Directors has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of each Portfolio's shares in order to protect long-term shareholders of the Fund. Each Portfolio of the Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase, exchange or transfer order for any reason.

Shares of the Portfolios are generally held through insurance company separate accounts. The ability of the Fund to monitor transfers made by the contract holders in separate accounts maintained by New York Life Insurance and Annuity Corporation ("NYLIAC") is limited by the omnibus nature of these accounts. The Fund does not maintain data regarding individual contract holder transactions. The Fund's policy is that the Portfolios must rely on NYLIAC to both monitor market timing within a Portfolio and attempt to prevent it through its own policies and procedures. In situations in which the Fund becomes aware of possible market timing activity, it will notify NYLIAC in order to help facilitate the enforcement of its market timing policies and procedures. The Fund reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from NYLIAC that the Fund determines not to be in the best interest of the Portfolios. Contract holders should refer to the product prospectus for a description of the methods that NYLIAC may utilize to monitor and detect excessive or frequent trading in Portfolio shares. NYLIAC or the Fund may modify their procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the prevention or detection of excessive or frequent trading or to address specific circumstances.

While NYLIAC and the Fund discourage excessive short-term trading, there is no assurance that they will be able to detect all market timing activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. Neither NYLIAC nor the Fund has any arrangements to permit or accommodate frequent or excessive short-term trading.

Portfolio Holdings Information

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities holdings is available in the Fund's Statement of Additional Information. The Fund publishes quarterly a list of each Portfolio's ten largest holdings and publishes monthly a complete schedule of each Portfolio's holdings on the internet at www.mainstayfunds.com. You may also obtain this information by calling toll-free 1-800-598-2019. The portfolio holdings are made available as of the last day of each calendar month, approximately 30 days after the end of that month. In addition, disclosure of each Portfolio's top ten holdings is made quarterly approximately 15 days after the end of each fiscal quarter. The quarterly top ten holdings information is also provided in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

--------------------------------------------------------------------------------
                                                                               -

     TAXES

Each Portfolio intends to elect and to qualify to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If each Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each Portfolio will be relieved of federal income tax on the amounts distributed.

In order for the Separate Accounts to comply with regulations under Section 817(h) of the Code, each Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of each Separate Account's proportionate share of the assets owned by each of the regulated investment companies in which it owns shares is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable.

Since the sole shareholders of the Fund will be Separate Accounts, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the Policies, see the attached prospectus for the Policy.

     DIVIDENDS AND DISTRIBUTIONS

The Cash Management Portfolio (which seeks to maintain a constant net asset value of $1.00 per share) will declare a dividend of its net investment income daily and distribute such dividend monthly; a shareholder of that Portfolio begins to earn dividends on the next business day following the receipt of the shareholder's investment by the Portfolio. Each Portfolio other than the Cash Management Portfolio declares and distributes a dividend of net investment income, if any, annually. Shareholders of each Portfolio, other than the Cash Management Portfolio, will begin to earn dividends on the first business day after the shareholder's purchase order has been received. Distributions reinvested in shares will be made after the first business day of each month following declaration of the dividend. Each Portfolio will distribute its net long-term capital gains, if any, after utilization of any capital loss carryforwards after the end of each fiscal year. The Portfolios may declare an additional distribution of investment income and capital gains in October, November or December (which would be paid before February 1 of the following year) to avoid the excise tax on income not distributed in accordance with the applicable timing requirements.

                              GENERAL INFORMATION

--------------------------------------------------------------------------------
                                                                               -

     CUSTODIAN

For the Bond and Common Stock Portfolios, JP Morgan Chase & Co., 3 Chase Metro Tech Center, Brooklyn, New York 11245 is the custodian of the Portfolios' assets. For the remaining Portfolios, The Bank of New York, 100 Church Street, New York, New York 10286 is the custodian of the Portfolios' assets.

                              FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the Portfolios' financial performance for the past five years or, if shorter, the period of a Portfolio's operations. Certain information reflects financial results for a single portfolio share outstanding throughout each of the periods presented. The total returns in the table represent the rate that an investor would have earned on an investment in that portfolio (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's Financial Statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.
No financial highlights are provided for the Balanced and Floating Rate Portfolios, as they had not commenced operations as of the date of this prospectus.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                 MAINSTAY VP BOND PORTFOLIO
                                                              ----------------------------------------------------------------
                                                                                       INITIAL CLASS
                                                              ----------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                                2004          2003          2002          2001          2000
Select per share data and ratios                              ----------------------------------------------------------------
Net asset value at beginning of period......................  $  13.41      $  13.73      $  13.11      $  12.59      $  12.24
                                                              --------      --------      --------      --------      --------
Net investment income.......................................      0.47          0.52(b)       0.60          0.65          0.85
Net realized and unrealized gain (loss) on investments......      0.08          0.10          0.64          0.52          0.35
                                                              --------      --------      --------      --------      --------
Total from investment operations............................      0.55          0.62          1.24          1.17          1.20
                                                              --------      --------      --------      --------      --------
Less dividends and distributions:
  From net investment income................................     (0.50)        (0.59)        (0.61)        (0.65)        (0.85)
  From net realized gain on investments.....................     (0.15)        (0.35)        (0.01)           --            --
                                                              --------      --------      --------      --------      --------
Total dividends and distributions...........................     (0.65)        (0.94)        (0.62)        (0.65)        (0.85)
                                                              --------      --------      --------      --------      --------
Net asset value at end of period............................  $  13.31      $  13.41      $  13.73      $  13.11      $  12.59
                                                              ========      ========      ========      ========      ========
Total investment return.....................................      4.09%         4.52%         9.48%         9.27%         9.82%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................      3.36%         3.75%         4.93%         5.66%         6.37%
  Expenses..................................................      0.54%         0.54%         0.52%         0.52%         0.51%
Portfolio turnover rate.....................................       335%          149%           76%           54%           58%
Net assets at end of period (in 000's)......................  $421,046      $485,033      $481,740      $372,983      $257,573

------------

(a)  Commencement of Operations.
(b)  Per Share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Total return is not annualized.
(e)  Less than one tenth of a percent.
(f)  Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                         MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO
                                                           ----------------------------------------------------------------------
                                                                                       INITIAL CLASS
                                                           ----------------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                             2004           2003           2002           2001            2000
Select per share data and ratios                           ----------------------------------------------------------------------
Net asset value at beginning of period................... $  20.70      $    16.33      $  23.64      $    30.81      $    36.98
                                                          --------      ----------      --------      ----------      ----------
Net investment income (loss).............................     0.05            0.04(b)       0.02            0.02           (0.05)(b)
Net realized and unrealized gain (loss) on investments...     0.81            4.37         (7.31)          (7.17)          (3.73)
                                                          --------      ----------      --------      ----------      ----------
Total from investment operations.........................     0.86            4.41         (7.29)          (7.15)          (3.78)
                                                          --------      ----------      --------      ----------      ----------
Less dividends and distributions:
  From net investment income.............................    (0.05)          (0.04)        (0.02)          (0.02)             --
  From net realized gain on investments..................       --              --            --              --           (2.39)
                                                          --------      ----------      --------      ----------      ----------
Total dividends and distributions........................    (0.05)          (0.04)        (0.02)          (0.02)          (2.39)
                                                          --------      ----------      --------      ----------      ----------
Net asset value at end of period......................... $  21.51      $    20.70      $  16.33      $    23.64      $    30.81
                                                          ========      ==========      ========      ==========      ==========
Total investment return..................................     4.16%          26.99%       (30.83%)        (23.22%)        (10.72%)
Ratios (to average net assets)/Supplemental Data:
  Net investment income (loss)...........................     0.24%           0.20%         0.11%           0.09%          (0.15%)
  Expenses...............................................     0.65%           0.64%         0.64%           0.63%           0.63%
Portfolio turnover rate..................................       34%             26%           72%             46%             33%
Net assets at end of period (in 000's)................... $929,227      $1,011,538      $842,410      $1,345,799      $1,813,776

------------

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                           MAINSTAY VP CASH MANAGEMENT PORTFOLIO
                                                              ----------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                                2004          2003          2002          2001          2000
Select per share data and ratios                              ----------------------------------------------------------------
Net asset value at beginning of year........................ $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                             --------      --------      --------      --------      --------
Net investment income.......................................     0.01          0.01          0.01          0.04          0.06
Net realized and unrealized gain on investments.............     0.00(a)       0.00(a)       0.00(a)       0.00(a)         --
                                                             --------      --------      --------      --------      --------
Total from investment operations............................    0.01          0.01          0.01          0.04          0.06
                                                             --------      --------      --------      --------      --------
Less dividends and distributions:
  From net investment income................................    (0.01)        (0.01)        (0.01)        (0.04)        (0.06)
  From net realized gain on investments.....................    (0.00)(a)     (0.00)(a)     (0.00)(a)     (0.00)(a)        --
                                                             --------      --------      --------      --------      --------
Total dividends and distributions...........................    (0.01)        (0.01)        (0.01)        (0.04)        (0.06)
                                                             --------      --------      --------      --------      --------
Net asset value at end of year.............................. $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                             ========      ========      ========      ========      ========
Total investment return.....................................     0.85%         0.67%         1.36%         3.84%         6.06%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................     0.83%         0.67%         1.33%         3.57%         5.87%
  Expenses..................................................     0.55%         0.55%         0.55%         0.54%         0.52%
Net assets at end of year (in 000's)........................ $308,660      $359,974      $518,348      $481,171      $305,915

------------

(a)  Less than one cent per share.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                              MAINSTAY VP COMMON STOCK PORTFOLIO
                                                             --------------------------------------------------------------------
                                                                                        INITIAL CLASS
                                                             --------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                               2004          2003          2002           2001            2000
Select per share data and ratios                             --------------------------------------------------------------------
Net asset value at beginning of period.....................  $  18.75      $  14.98      $  19.99      $    24.28      $    27.78
                                                             --------      --------      --------      ----------      ----------
Net investment income......................................      0.28(c)       0.17(b)       0.16            0.14            0.15
Net realized and unrealized gain (loss) on investments.....      1.77          3.78         (5.01)          (4.29)          (1.06)
                                                             --------      --------      --------      ----------      ----------
Total from investment operations...........................      2.05          3.95         (4.85)          (4.15)          (0.91)
                                                             --------      --------      --------      ----------      ----------
Less dividends and distributions:
  From net investment income...............................     (0.28)        (0.18)        (0.16)          (0.14)          (0.15)
  From net realized gain on investments....................        --            --            --              --           (2.44)
                                                             --------      --------      --------      ----------      ----------
Total dividends and distributions..........................     (0.28)        (0.18)        (0.16)          (0.14)          (2.59)
                                                             --------      --------      --------      ----------      ----------
Net asset value at end of period...........................  $  20.52      $  18.75      $  14.98      $    19.99      $    24.28
                                                             ========      ========      ========      ==========      ==========
Total investment return....................................     10.90%        26.37%       (24.25%)        (17.09%)         (3.34%)
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income....................................      1.44%(c)      1.05%         0.89%           0.66%           0.55%
  Expenses.................................................      0.53%         0.52%         0.51%           0.50%           0.50%
Portfolio turnover rate....................................       151%           72%          120%             93%             77%
Net assets at end of period (in 000's).....................  $923,660      $864,373      $731,686      $1,059,832      $1,331,634

------------

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per
     share and 0.27%, respectively, resulting from a special
     one-time dividend from Microsoft Corp. that paid $3.00 per share.
(d)  Total return is not annualized.
(e)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                             MAINSTAY VP CONVERTIBLE PORTFOLIO
                                                              ----------------------------------------------------------------
                                                                                       INITIAL CLASS
                                                              ----------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                                2004          2003          2002          2001          2000
Selected per share data and ratios                            ----------------------------------------------------------------
Net asset value at beginning of period......................  $  10.82      $   9.04      $  10.11      $  10.71      $  12.68
                                                              --------      --------      --------      --------      --------
Net investment income.......................................      0.21          0.27(b)       0.28          0.36(c)       0.42
Net realized and unrealized gain (loss) on investments......      0.45          1.74         (1.08)        (0.58)(c)     (1.00)
                                                              --------      --------      --------      --------      --------
Total from investment operations............................      0.66          2.01         (0.80)        (0.22)        (0.58)
                                                              --------      --------      --------      --------      --------
Less dividends and distributions:
  From net investment income................................     (0.22)        (0.23)        (0.27)        (0.38)        (0.42)
  From net realized gain on investments.....................        --            --            --            --         (0.97)
                                                              --------      --------      --------      --------      --------
Total dividends and distributions...........................     (0.22)        (0.23)        (0.27)        (0.38)        (1.39)
                                                              --------      --------      --------      --------      --------
Net asset value at end of period............................  $  11.26      $  10.82      $   9.04      $  10.11      $  10.71
                                                              ========      ========      ========      ========      ========
Total investment return.....................................      6.11%        22.23%        (7.91%)       (2.18%)       (5.02%)
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................      1.94%         2.71%         2.97%         3.86%(c)      4.25%
  Expenses..................................................      0.66%         0.67%         0.67%         0.67%         0.66%
Portfolio turnover rate.....................................       108%           76%           95%          171%          183%
Net assets at end of period (in 000's)......................  $291,995      $292,043      $204,263      $202,564      $168,085

------------

(a)  Commencement of Operations.
(b) Per share data based on average shares outstanding during the period.
(c) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting
     Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

          Decrease net investment income....................  $(0.00)(e)
          Increase net realized and unrealized gains and
           losses...........................................    0.00(e)
          Decrease ratio of net investment income...........   (0.11%)

(d)  Total return is not annualized.
(e)  Less than one cent per share.
(f)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                              MAINSTAY VP GOVERNMENT PORTFOLIO
                                                              ----------------------------------------------------------------
                                                                                       INITIAL CLASS
                                                              ----------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                                2004          2003          2002          2001          2000
Select per share data and ratios                              ----------------------------------------------------------------
Net asset value at beginning of period...................... $  10.73      $  11.05      $  10.35      $  10.11      $   9.56
                                                             --------      --------      --------      --------      --------
Net investment income.......................................     0.45          0.36(b)       0.31          0.42(c)       0.62
Net realized and unrealized gain (loss) on investments......    (0.09)        (0.15)         0.71          0.25(c)       0.55
                                                             --------      --------      --------      --------      --------
Total from investment operations............................     0.36          0.21          1.02          0.67          1.17
                                                             --------      --------      --------      --------      --------
Less dividends:
  From net investment income................................    (0.46)        (0.53)        (0.32)        (0.43)        (0.62)
                                                             --------      --------      --------      --------      --------
Net asset value at end of period............................ $  10.63      $  10.73      $  11.05      $  10.35      $  10.11
                                                             ========      ========      ========      ========      ========
Total investment return.....................................     3.33%         1.88%         9.85%         6.64%        12.22%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................     3.63%         3.25%         3.94%         5.01%(c)      6.29%
  Expenses..................................................     0.59%         0.59%         0.59%         0.60%         0.60%
Portfolio turnover rate.....................................      113%          106%          146%          137%          311%
Net assets at end of period (in 000's)                       $275,674..    $359,332      $432,816      $223,387      $130,390

------------

(a)  Commencement of Operations.
(b) Per share data based on average shares outstanding during the period.
(c) As required, effective January 1, 2001, the portfolio has adopted the provisions of the AICPA Audit and Accounting
     Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

          Decrease net investment income....................  $(0.04)
          Increase net realized and unrealized gains and
           losses...........................................    0.04
          Decrease ratio of net investment income...........   (0.39%)

(d)  Total Return is not annualized.
(e)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                       MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO
                                                             --------------------------------------------------------------------
                                                                                        INITIAL CLASS
                                                             --------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                                2004            2003           2002          2001          2000
Select per share data and ratios                             --------------------------------------------------------------------
Net asset value at beginning of period..................... $     9.41      $     7.39      $   8.09      $   8.72      $  10.69
                                                            ----------      ----------      --------      --------      --------
Net investment income......................................       0.70            0.75(b)       0.85          1.05(c)       1.32
Net realized and unrealized gain (loss) on investments.....       0.47            1.93         (0.67)        (0.64)(c)     (1.96)
Net realized and unrealized gain (loss) on foreign
  currency.................................................       0.02            0.01         (0.02)         0.01          0.02
                                                            ----------      ----------      --------      --------      --------
Total from investment operations...........................       1.19            2.69          0.16          0.42         (0.62)
                                                             ----------      ----------      --------      --------      --------
Less dividends and distributions:
  From net investment income...............................      (0.70)          (0.67)        (0.86)        (1.05)        (1.35)
  From net realized gain on investments....................         --              --            --            --         (0.00)(d)
                                                            ----------      ----------      --------      --------      --------
Total dividends and distributions..........................      (0.70)          (0.67)        (0.86)        (1.05)        (1.35)
                                                            ----------      ----------      --------      --------      --------
Net asset value at end of period........................... $     9.90      $     9.41      $   7.39      $   8.09      $   8.72
                                                            ==========      ==========      ========      ========      ========
Total investment return....................................      12.72%          36.37%         2.05%         4.91%        (5.87%)
Ratios (to average net assets)/Supplemental Data:
  Net investment income....................................       7.40%           8.51%        10.44%        11.61%(c)     12.10%
  Expenses.................................................       0.59%           0.60%         0.60%         0.58%         0.60%
Portfolio turnover rate....................................         39%             43%           49%           56%           64%
Net assets at end of period (in 000's)..................... $1,167,527      $1,114,766      $696,500      $684,738      $616,807

------------

(a)  Commencement of Operations.
(b) Per share data based on average shares outstanding during the period.
(c) As required, effective January 1, 2001 the Portfolio has adopted the provisions of the AICPA Audit and Accounting
     Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

          Decrease net investment income....................  $(0.00)(d)
          Increase net realized and unrealized gains and
           losses...........................................    0.00(d)
          Decrease ratio of net investment income...........   (0.03%)

(d)  Less than one cent per share.
(e)  Total return is not annualized.
(f)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                         MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO
                                                              ----------------------------------------------------------------
                                                                                       INITIAL CLASS
                                                              ----------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                                2004          2003          2002          2001          2000
Selected per share data and ratios                            ----------------------------------------------------------------
Net asset value at beginning of period......................  $  12.13      $  9.48       $ 10.06       $ 11.90       $ 15.48
                                                              --------      -------       -------       -------       -------
Net investment income.......................................      0.19(b)      0.17(b)       0.11          0.11(b)       0.07(b)
Net realized and unrealized gain (loss) on investments......      1.84         2.61         (0.63)        (1.78)        (2.97)
Net realized and unrealized gain (loss) on foreign currency
  transactions..............................................      0.07         0.06          0.08         (0.00)(c)      0.12
                                                              --------      -------       -------       -------       -------
Total from investment operations............................      2.10         2.84         (0.44)        (1.67)        (2.78)
                                                              --------      -------       -------       -------       -------
Less dividends and distributions:
  From net investment income................................     (0.12)       (0.19)        (0.14)        (0.14)        (0.09)
  From net realized gain on investments.....................        --           --            --         (0.03)        (0.71)
                                                              --------      -------       -------       -------       -------
Total dividends and distributions...........................     (0.12)       (0.19)        (0.14)        (0.17)        (0.80)
                                                              --------      -------       -------       -------       -------
Net asset value at end of period............................  $  14.11      $ 12.13       $  9.48       $ 10.06       $ 11.90
                                                              ========      =======       =======       =======       =======
Total investment return.....................................     17.34%       30.00%        (4.41%)      (14.02%)      (18.06%)
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................      1.53%        1.67%         1.06%         1.04%         0.53%
  Expenses..................................................      0.99%        1.07%         1.11%         1.12%         1.01%
Portfolio turnover rate.....................................        49%         105%          102%          130%           28%
Net assets at end of period (in 000's)......................  $175,172      $95,754       $61,763       $55,515       $65,429

------------

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Total return is not annualized.
(e)  Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                        MAINSTAY VP MID CAP CORE PORTFOLIO
                                                              ------------------------------------------------------
                                                                                  INITIAL CLASS
                                                              ------------------------------------------------------
                                                                                                          JULY 2,
                                                                                                          2001(a)
                                                                                                          THROUGH
                                                                    YEAR ENDED DECEMBER 31,             DECEMBER 31,
                                                                2004          2003          2002            2001
Selected per share data and ratios                            ------------------------------------------------------
Net asset value at beginning of period......................  $  11.01      $  8.16       $  9.40         $ 10.00
                                                              --------      -------       -------         -------
Net investment income.......................................      0.06         0.05(b)       0.02            0.02
Net realized and unrealized gain (loss) on investments......      2.39         2.84         (1.24)          (0.60)
                                                              --------      -------       -------         -------
Total from investment operations............................      2.45         2.89         (1.22)          (0.58)
                                                              --------      -------       -------         -------
Less dividends and distributions:
  From net investment income................................     (0.06)       (0.04)        (0.02)          (0.02)
  From net realized gain on investments.....................     (0.28)          --            --              --
                                                              --------      -------       -------         -------
Total dividends and distributions...........................     (0.34)       (0.04)        (0.02)          (0.02)
                                                              --------      -------       -------         -------
Net asset value at end of period............................  $  13.12      $ 11.01       $  8.16         $  9.40
                                                              ========      =======       =======         =======
Total investment return.....................................     22.27%       35.43%       (12.92%)         (5.86%)(c)
Ratios (to average net assets)/Supplement Data:
  Net investment income.....................................      0.70%        0.55%         0.39%           0.44%+
  Net expenses..............................................      0.98%        0.98%         0.98%           0.98%+
  Expenses (before reimbursement)...........................      1.04%        1.18%         1.34%           1.84%+
Portfolio turnover rate.....................................       185%         202%          217%             74%
Net assets at end of period (in 000's)......................  $128,178      $55,351       $27,936         $12,741

------------

(a)  Commencement of Operations.
(b)  Per Share data based on average shares outstanding during the period.
(c)  Total Return is not annualized.
(d)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                       MAINSTAY VP MID CAP GROWTH PORTFOLIO
                                                              ------------------------------------------------------
                                                                                  INITIAL CLASS
                                                              ------------------------------------------------------
                                                                                                          JULY 2,
                                                                                                          2001(a)
                                                                                                          THROUGH
                                                                    YEAR ENDED DECEMBER 31,             DECEMBER 31,
                                                                2004          2003          2002            2001
Selected per share data and ratios                            ------------------------------------------------------
Net asset value at beginning of period......................  $   9.47      $  6.54       $  9.16         $ 10.00
                                                              --------      -------       -------         -------
Net investment loss (b).....................................     (0.03)       (0.04)        (0.05)          (0.02)
Net realized and unrealized gain (loss) on investments......      2.17         2.97         (2.57)          (0.82)
                                                              --------      -------       -------         -------
Total from investment operations............................      2.14         2.93         (2.62)          (0.84)
                                                              --------      -------       -------         -------
Net asset value at end of period............................  $  11.61      $  9.47       $  6.54         $  9.16
                                                              ========      =======       =======         =======
Total investment return.....................................     22.61%       44.78%       (28.59%)         (8.43%)(c)
Ratios (to average net assets)/Supplemental Data:
  Net investment loss.......................................     (0.32%)      (0.57%)       (0.67%)         (0.41%)+
  Net expenses..............................................      0.88%        0.97%         0.97%           0.97%+
  Expenses (before reimbursement)...........................      0.88%        0.97%         1.10%           1.79%+
Portfolio turnover rate.....................................        50%          38%          163%             57%
Net assets at end of period (in 000's)......................  $127,345      $83,839       $23,230         $13,967

------------

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                       MAINSTAY VP MID CAP VALUE PORTFOLIO
                                                              ------------------------------------------------------
                                                                                  INITIAL CLASS
                                                              ------------------------------------------------------
                                                                                                          JULY 2,
                                                                                                          2001(a)
                                                                                                          THROUGH
                                                                    YEAR ENDED DECEMBER 31,             DECEMBER 31,
                                                                2004          2003          2002            2001
Select per share data and ratios                              ------------------------------------------------------
Net asset value at beginning of period......................  $  10.65      $   8.33      $  9.85         $ 10.00
                                                              --------      --------      -------         -------
Net investment income.......................................      0.10          0.11(b)      0.09            0.05
Net realized and unrealized gain (loss) on investments......      1.77          2.30        (1.52)          (0.15)
                                                              --------      --------      -------         -------
Total from investment operations............................      1.87          2.41        (1.43)          (0.10)
                                                              --------      --------      -------         -------
Less dividends and distributions:
  From net investment income................................     (0.10)        (0.09)       (0.09)          (0.05)
  From net realized gain on investments.....................     (0.11)           --           --              --
                                                              --------      --------      -------         -------
Total dividends and distributions...........................     (0.21)        (0.09)       (0.09)          (0.05)
                                                              --------      --------      -------         -------
Net asset value at end of period............................  $  12.31      $  10.65      $  8.33         $  9.85
                                                              ========      ========      =======         =======
Total investment return.....................................     17.54%        28.97%      (14.57%)         (1.03%)(c)
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................      1.08%         1.21%        1.39%           1.60%
  Net expenses..............................................      0.81%         0.84%        0.89%           0.89%
  Expenses (before reimbursement)...........................      0.81%         0.84%        0.92%           1.29%
Portfolio turnover rate.....................................        29%           34%          46%             21%
Net assets at end of period (in 000's)......................  $255,129      $141,877      $84,392         $29,821

------------

(a)  Commencement of Operations.
(b)  Per Share data based on average shares outstanding during the period.
(c)  Total Return is not annualized.
(d)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                           MAINSTAY VP S&P 500 INDEX PORTFOLIO
                                                         ------------------------------------------------------------------------
                                                                                      INITIAL CLASS
                                                         ------------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                            2004            2003           2002           2001            2000
Selected per share data and ratios                       ------------------------------------------------------------------------
Net asset value at beginning of period.................  $    22.40      $    17.68      $  23.14      $    26.88      $    30.50
                                                         ----------      ----------      --------      ----------      ----------
Net investment income..................................        0.37(b)(c)       0.27(b)      0.26            0.25            0.27
Net realized and unrealized gain (loss) on
  investments..........................................        1.98            4.72         (5.40)          (3.49)          (3.10)
                                                         ----------      ----------      --------      ----------      ----------
Total from investment operations.......................        2.35            4.99         (5.14)          (3.24)          (2.83)
                                                         ----------      ----------      --------      ----------      ----------
Less dividends and distributions:
  From net investment income...........................       (0.37)          (0.27)        (0.26)          (0.25)          (0.27)
  From net realized gain on investments................          --              --         (0.06)          (0.25)          (0.52)
  Return of capital....................................          --           (0.00)(d)        --              --              --
                                                         ----------      ----------      --------      ----------      ----------
Total dividends and distributions......................       (0.37)          (0.27)        (0.32)          (0.50)          (0.79)
                                                         ----------      ----------      --------      ----------      ----------
Net asset value at end of period.......................  $    24.38      $    22.40      $  17.68      $    23.14      $    26.88
                                                         ==========      ==========      ========      ==========      ==========
Total investment return................................       10.49%          28.19%       (22.21%)        (12.11%)         (9.32%)
Ratios (to average net assets)/Supplement Data:
  Net investment income................................        1.64%(c)        1.40%         1.25%           1.01%           0.94%
  Expenses.............................................        0.39%           0.39%         0.38%           0.37%           0.37%
Portfolio turnover rate................................           3%              3%            5%              4%              6%
Net assets at end of period (in 000's).................  $1,322,061      $1,239,412      $977,306      $1,326,940      $1,527,577

------------

(a)  Commencement of Operations.
(b)  Per Share data based on average shares outstanding during the period.
(c)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.07 per
     share and 0.32%, respectively, resulting from a special
     one-time dividend from Microsoft Corp. that paid $3.00 per share.
(d)  Less than one cent per share.
(e)  Total Return is not annualized.
(f)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                           MAINSTAY VP SMALL CAP GROWTH
                                                                                    PORTFOLIO
                                                              ------------------------------------------------------
                                                                                  INITIAL CLASS
                                                              ------------------------------------------------------
                                                                                                          JULY 2,
                                                                                                          2001(a)
                                                                                                          THROUGH
                                                                    YEAR ENDED DECEMBER 31,             DECEMBER 31,
                                                                2004          2003          2002            2001
SELECT PER SHARE DATA AND RATIOS                              ------------------------------------------------------
Net asset value at beginning of period......................  $   9.96      $  7.03       $  9.55         $ 10.00
                                                              --------      -------       -------         -------
Net investment loss (b).....................................     (0.06)       (0.06)        (0.05)          (0.02)
Net realized and unrealized gain (loss) on investments......      0.99         2.99         (2.47)          (0.43)
                                                              --------      -------       -------         -------
Total from investment operations............................      0.93         2.93         (2.52)          (0.45)
                                                              --------      -------       -------         -------
Net asset value at end of period............................  $  10.89      $  9.96       $  7.03         $  9.55
                                                              ========      =======       =======         =======
Total investment return.....................................      9.40%       41.69%       (26.41%)         (4.52%)(c)
Ratios (to average net assets)/Supplemental Data:
  Net investment income (loss)..............................     (0.61%)      (0.73%)       (0.68%)         (0.50%)
  Net expenses..............................................      0.95%        0.95%         0.95%           0.95%
  Expenses (before reimbursement)...........................      1.14%        1.21%         1.29%           1.96%
Portfolio turnover rate.....................................       108%          65%          126%             55%
Net assets at end of period (in 000's)......................  $105,650      $90,085       $34,368         $20,435

------------

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                             MAINSTAY VP TOTAL RETURN PORTFOLIO
                                                              ----------------------------------------------------------------
                                                                                       INITIAL CLASS
                                                              ----------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31
                                                                2004          2003          2002          2001          2000
Select per share data and ratios                              ----------------------------------------------------------------
Net asset value at beginning of period......................  $  15.93      $  13.55      $  16.69      $  19.21      $  22.36
                                                              --------      --------      --------      --------      --------
Net investment income.......................................      0.28(c)       0.27(d)       0.37          0.44(b)       0.43
Net realized and unrealized gain (loss) on investments......      0.74          2.39         (3.13)        (2.49)(b)     (1.36)
                                                              --------      --------      --------      --------      --------
Total from investment operations............................      1.02          2.66         (2.76)        (2.05)        (0.93)
                                                              --------      --------      --------      --------      --------
Less dividends and distributions:
  From net investment income................................     (0.28)        (0.28)        (0.38)        (0.44)        (0.43)
  From net realized gain on investments.....................        --            --            --         (0.03)        (1.79)
                                                              --------      --------      --------      --------      --------
Total dividends and distributions...........................     (0.28)        (0.28)        (0.38)        (0.47)        (2.22)
                                                              --------      --------      --------      --------      --------
Net asset value at end of period............................  $  16.67      $  15.93      $  13.55      $  16.69      $  19.21
                                                              ========      ========      ========      ========      ========
Total investment return.....................................      6.37%        19.68%       (16.57%)      (10.69%)       (4.36%)
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income.....................................      1.64%(c)      1.87%         2.28%         2.42%(b)      2.05%
  Expenses..................................................      0.62%         0.61%         0.61%         0.59%         0.59%
Portfolio turnover rate.....................................       111%           69%          101%          125%          120%
Net assets at end of period (in 000's)......................  $523,683      $558,181      $498,484      $679,154      $805,862

------------

(a)  Commencement of Operations.
(b) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting
     Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not yet been restated to reflect this change in presentation.

          Decrease net investment income....................  $(0.02)
          Increase net realized and unrealized gains and
           losses...........................................    0.02
          Decrease ratio of net investment income...........   (0.12%)

(c)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.01 per
     share and 0.05%, respectively, resulting from a special
     one-time dividend from Microsoft Corp. that paid $3.00 per share.
(d)  Per Share data based on average shares outstanding during the period.
(e)  Total Return is not annualized.
(f)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                MAINSTAY VP VALUE PORTFOLIO
                                                              ----------------------------------------------------------------
                                                                                       INITIAL CLASS
                                                              ----------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                                2004          2003          2002          2001          2000
Select per share data and ratios                              ----------------------------------------------------------------
Net asset value at beginning of period......................  $  14.96      $  11.91      $  15.35      $  16.21      $  15.00
                                                              --------      --------      --------      --------      --------
Net investment income.......................................      0.18          0.21(b)       0.20          0.23          0.20
Net realized and unrealized gain (loss) on investments......      1.51          3.04         (3.43)        (0.15)         1.73
                                                              --------      --------      --------      --------      --------
Total from investment operations............................      1.69          3.25         (3.23)         0.08          1.93
                                                              --------      --------      --------      --------      --------
Less dividends and distributions:
  From net investment income................................     (0.18)        (0.20)        (0.19)        (0.23)        (0.21)
  From net realized gain on investments.....................        --            --         (0.02)        (0.71)        (0.51)
                                                              --------      --------      --------      --------      --------
Total dividends and distributions...........................     (0.18)        (0.20)        (0.21)        (0.94)        (0.72)
                                                              --------      --------      --------      --------      --------
Net asset value at end of period............................  $  16.47      $  14.96      $  11.91      $  15.35      $  16.21
                                                              ========      ========      ========      ========      ========
Total investment return.....................................     11.28%        27.37%       (21.05%)        0.40%        12.89%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................      1.34%         1.60%         1.43%         1.53%         1.33%
  Expenses..................................................      0.65%         0.66%         0.65%         0.64%         0.64%
Portfolio turnover rate.....................................        81%           62%           64%           70%           90%
Net assets at end of period (in 000's)......................  $567,182      $418,992      $331,833      $404,174      $338,596

------------

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                           MAINSTAY VP INCOME & GROWTH PORTFOLIO
                                                              ----------------------------------------------------------------
                                                                                       INITIAL CLASS
                                                              ----------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                                2004          2003          2002          2001          2000
Select per share data and ratios                              ----------------------------------------------------------------
Net asset value at beginning of period......................  $ 10.35       $  8.14       $ 10.24       $ 11.28       $ 12.74
                                                              -------       -------       -------       -------       -------
Net investment income.......................................     0.19(c)       0.14(b)       0.10          0.08          0.07
Net realized and unrealized gain (loss) on investments......     1.12          2.20         (2.10)        (1.04)        (1.44)
                                                              -------       -------       -------       -------       -------
Total from investment operations............................     1.31          2.34         (2.00)        (0.96)        (1.37)
                                                              -------       -------       -------       -------       -------
Less dividends and distributions:
  From net investment income................................    (0.19)        (0.13)        (0.10)        (0.08)        (0.07)
  From net realized gain on investments.....................       --            --            --            --         (0.02)
                                                              -------       -------       -------       -------       -------
Total dividends and distributions...........................    (0.19)        (0.13)        (0.10)        (0.08)        (0.09)
                                                              -------       -------       -------       -------       -------
Net asset value at end of period............................  $ 11.47       $ 10.35       $  8.14       $ 10.24       $ 11.28
                                                              =======       =======       =======       =======       =======
Total investment return.....................................    12.65%        28.69%       (19.52%)       (8.50%)      (10.73%)
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................     1.92%(c)      1.51%         1.09%         0.81%         0.66%
  Expenses..................................................     0.90%         0.94%         0.92%         0.88%         0.90%
Portfolio turnover rate.....................................       72%           79%           71%           61%           59%
Net assets at end of period (in 000's)......................  $76,526       $69,598       $58,153       $71,000       $75,189

------------

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.05 per
     share and 0.26%, respectively, resulting from a special
     one-time dividend from Microsoft Corp. that paid $3.00 per share.
(d)  Total return is not annualized.
(e)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                         MAINSTAY VP BASIC VALUE PORTFOLIO
                                          ----------------------------------------------------------------
                                                                   INITIAL CLASS
                                          ----------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                            2004          2003          2002          2001          2000
Select per share data and ratios          ----------------------------------------------------------------
Net asset value at beginning of
  period................................  $ 10.18       $  8.01       $ 10.46       $ 11.29       $ 10.84
                                          -------       -------       -------       -------       -------
Net investment income...................     0.11          0.07(b)       0.06          0.07          0.07
Net realized and unrealized gain (loss)
  on investments........................     1.04          2.17         (2.45)        (0.56)         0.64
                                          -------       -------       -------       -------       -------
Total from investment operations........     1.15          2.24         (2.39)        (0.49)         0.71
                                          -------       -------       -------       -------       -------
Less dividends and distributions:
  From net investment income............    (0.10)        (0.07)        (0.06)        (0.07)        (0.07)
  From net realized gain on
    investments.........................       --            --            --         (0.27)        (0.19)
                                          -------       -------       -------       -------       -------
Total dividends and distributions.......    (0.10)        (0.07)        (0.06)        (0.34)        (0.26)
                                          -------       -------       -------       -------       -------
Net asset value at end of period........  $ 11.23       $ 10.18       $  8.01       $ 10.46       $ 11.29
                                          =======       =======       =======       =======       =======
Total investment return.................    11.37%        27.95%       (22.86%)       (4.51%)        6.59%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income.................     1.04%         0.87%         0.63%         0.80%         0.78%
  Expenses..............................     0.96%         0.99%         0.98%         0.99%         1.01%
Portfolio turnover rate.................       75%           73%           65%           74%          159%
Net assets at end of period (in
  000's)................................  $71,543       $62,229       $49,975       $59,220       $45,278

------------

(a)  Commencement of Operations.
(b)  Per Share data based on average shares outstanding during the period.
(c)  Total Return is not annualized.
(d)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                MAINSTAY VP GROWTH PORTFOLIO
                                                              ----------------------------------------------------------------
                                                                                       INITIAL CLASS
                                                              ----------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                                2004          2003          2002          2001          2000
Select per share data and ratios                              ----------------------------------------------------------------
Net asset value at beginning of period......................  $  11.38      $   8.90      $  12.41      $  14.87      $  18.55
                                                              --------      --------      --------      --------      --------
Net investment income (loss)................................      0.02          0.02(b)       0.01         (0.01)(b)     (0.02)(b)
Net realized and unrealized gain (loss) on investments......     (0.29)         2.48         (3.51)        (2.45)        (1.69)
                                                              --------      --------      --------      --------      --------
Total from investment operations............................     (0.27)         2.50         (3.50)        (2.46)        (1.71)
                                                              --------      --------      --------      --------      --------
Less dividends and distributions:
  From net investment income................................     (0.02)        (0.02)        (0.01)           --            --
  From net realized gain on investments.....................        --            --            --            --         (1.97)
                                                              --------      --------      --------      --------      --------
Total dividends and distributions...........................     (0.02)        (0.02)        (0.01)           --         (1.97)
                                                              --------      --------      --------      --------      --------
Net asset value at end of period............................  $  11.09      $  11.38      $   8.90      $  12.41      $  14.87
                                                              ========      ========      ========      ========      ========
Total investment return.....................................     (2.32%)       28.05%       (28.21%)      (16.56%)       (9.97%)
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income (loss)..............................      0.22%         0.17%         0.07%        (0.10%)       (0.19%)
  Expenses..................................................      0.85%#        0.83%         0.81%         0.80%         0.80%
Portfolio turnover rate.....................................       117%          160%          168%          172%          363%
Net assets at end of period (in 000's)......................  $130,091      $154,082      $119,529      $180,447      $218,190

------------

(a)  Commencement of Operations.
(b)  Per Share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Total Return is not annualized.
(e)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 #   Includes fees paid indirectly which amounted to 0.03% of
     average net assets for the year ended December 31, 2004.
 +   Annualized.

MORE INFORMATION ABOUT THE PORTFOLIOS IS AVAILABLE FREE UPON REQUEST:

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides more details about the Portfolios. A current SAI is incorporated by reference into the Prospectus and has been filed with the SEC.

ANNUAL/SEMIANNUAL REPORTS

Provide additional information about the Portfolios' investments and include discussions of market conditions and investment strategies that significantly affected the Portfolios' performance during the last fiscal year.

TO OBTAIN INFORMATION:

Write to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 452, New York, New York 10010, or call 1-800-598-2019.

You can obtain information about the Portfolios (including the SAI) by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202-942-8090). Reports and other information about the Portfolios are available on the EDGAR Database on the SEC's website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN, OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, NYLIM OR THE SUBADVISORS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

[RECYCLE LOGO]
The MainStay VP Series Fund, Inc.
SEC File Number: 811-03833

MainStay VP Series Fund, Inc. Prospectus                            May 1, 2005

--------------------------------------------------------------------------------

                                                                 MAINSTAY VP SERIES FUND, INC.
                                                                 OFFERS 17 PORTFOLIOS IN THIS
                                                                 PROSPECTUS
                                                                  Equity
                                                                 Capital Appreciation Portfolio........    page A-5
                                                                 Common Stock Portfolio................    page A-7
                                                                 Growth Portfolio (formerly Eagle Asset
                                                                   Management Growth Equity
                                                                   Portfolio)..........................    page A-9
                                                                 International Equity Portfolio........    page A-11
                                                                 Mid Cap Core Portfolio................    page A-13
                                                                 Mid Cap Growth Portfolio..............    page A-15
                                                                 S&P 500 Index Portfolio...............    page A-17
                                                                 Small Cap Growth Portfolio............    page A-19
                                                                  Blended
                                                                 Basic Value Portfolio (formerly
                                                                   Dreyfus Large Company Value
                                                                   Portfolio)..........................    page A-21
                                                                 Convertible Portfolio.................    page A-23
                                                                 Income & Growth Portfolio (formerly
                                                                   American Century Income & Growth
                                                                   Portfolio)..........................    page A-25
                                                                 Mid Cap Value Portfolio...............    page A-27
                                                                 Value Portfolio.......................    page A-29
                                                                  Income
                                                                 Bond Portfolio........................    page A-31
                                                                 Government Portfolio..................    page A-33
                                                                 High Yield Corporate Bond Portfolio...    page A-35
                                                                 Cash Management Portfolio.............    page A-37

INITIAL SHARES
NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 WHAT'S INSIDE?

--------------------------------------------------------------------------------

                                                              PAGE
                                                              -----
THE FUND AND THE SEPARATE ACCOUNTS..........................    A-3
INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
  PRINCIPAL RISKS: AN OVERVIEW..............................    A-4
     Not insured............................................    A-4
     You could lose money...................................    A-4
     NAV will fluctuate.....................................    A-4
     More information.......................................    A-4
CAPITAL APPRECIATION PORTFOLIO..............................    A-5
COMMON STOCK PORTFOLIO......................................    A-7
GROWTH PORTFOLIO (formerly Eagle Asset Management Growth
  Equity Portfolio).........................................    A-9
INTERNATIONAL EQUITY PORTFOLIO..............................   A-11
MID CAP CORE PORTFOLIO......................................   A-13
MID CAP GROWTH PORTFOLIO....................................   A-15
S&P 500 INDEX PORTFOLIO.....................................   A-17
SMALL CAP GROWTH PORTFOLIO..................................   A-19
BASIC VALUE PORTFOLIO (formerly Dreyfus Large Company Value
  Portfolio)................................................   A-21
CONVERTIBLE PORTFOLIO.......................................   A-23
INCOME & GROWTH PORTFOLIO (formerly American Century Income
  & Growth Portfolio).......................................   A-25
MID CAP VALUE PORTFOLIO.....................................   A-27
VALUE PORTFOLIO.............................................   A-29
BOND PORTFOLIO..............................................   A-31
GOVERNMENT PORTFOLIO........................................   A-33
HIGH YIELD CORPORATE BOND PORTFOLIO.........................   A-35
CASH MANAGEMENT PORTFOLIO...................................   A-37
INVESTMENT POLICIES.........................................   A-39
MORE ABOUT INVESTMENT STRATEGIES AND RISKS..................   A-39
     DERIVATIVE SECURITIES..................................   A-39
     FOREIGN SECURITIES.....................................   A-39
     LENDING OF PORTFOLIO SECURITIES........................   A-40
     LOAN PARTICIPATION INTERESTS...........................   A-40
     MORTGAGE-BACKED AND ASSET-BACKED SECURITIES............   A-40
     RISK MANAGEMENT TECHNIQUES.............................   A-40
     SWAP AGREEMENTS........................................   A-40
     WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS.........   A-41
     RISKS OF INVESTING IN HIGH YIELD DEBT ("JUNK BONDS")...   A-41
     TEMPORARY DEFENSIVE INVESTMENTS........................   A-41
     PORTFOLIO TURNOVER.....................................   A-41
THE FUND AND ITS MANAGEMENT.................................   A-41
PURCHASE AND REDEMPTION OF SHARES...........................   A-46
TAXES, DIVIDENDS AND DISTRIBUTIONS..........................   A-47
GENERAL INFORMATION.........................................   A-48
FINANCIAL HIGHLIGHTS........................................   A-49

                            ------------------------

                       THE FUND AND THE SEPARATE ACCOUNTS

--------------------------------------------------------------------------------

This Prospectus describes Initial Class shares offered by MainStay VP Series Fund, Inc. (the "Fund"). The Fund, an open-end investment management company, is a Maryland corporation organized on June 3, 1983.

The Fund offers twenty-one separate series, each of which represents a separate portfolio of investments. The Initial Class shares of seventeen of these series are offered by the Fund in this Prospectus -- the MainStay VP Income & Growth Portfolio ("Income & Growth") (formerly, American Century Income & Growth Portfolio), the MainStay VP Bond Portfolio ("Bond"), the MainStay VP Capital Appreciation Portfolio ("Capital Appreciation"), the MainStay VP Cash Management Portfolio ("Cash Management"), the MainStay VP Common Stock Portfolio ("Common Stock"), the MainStay VP Convertible Portfolio ("Convertible"), the MainStay VP Basic Value Portfolio ("Basic Value") (formerly, Dreyfus Large Company Value Portfolio), the MainStay VP Growth Portfolio ("Growth") (formerly, Eagle Asset Management Growth Equity Portfolio), the MainStay VP Government Portfolio ("Government"), the MainStay VP High Yield Corporate Bond Portfolio ("High Yield Corporate Bond"), the MainStay VP International Equity Portfolio ("International Equity"), the MainStay VP Mid Cap Core Portfolio ("Mid Cap Core"), the MainStay VP Mid Cap Growth Portfolio ("Mid Cap Growth"), the MainStay VP Mid Cap Value Portfolio ("Mid Cap Value"), the MainStay VP S&P 500 Index Portfolio ("S&P 500 Index"), the MainStay VP Small Cap Growth Portfolio ("Small Cap Growth") and the MainStay VP Value Portfolio ("Value") (each a "Portfolio" and collectively the "Portfolios"). Each Portfolio offers Initial Class and Service Class shares, except the Cash Management, which offers only Initial Class shares. In many respects, each Portfolio resembles a separate fund. At the same time, in certain important respects, the Fund is treated as a single entity.

Shares of the Portfolios are currently offered to certain Separate Accounts to fund variable annuity policies and variable life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") (collectively, "Policies" and individually, "Policy").

The terms "shareholder" or "shareholders" in this Prospectus refer to the Separate Accounts, and the rights of the Separate Accounts as shareholders are different from the rights of an owner of a Policy ("Owner"). The rights of an Owner are described in the Policy. The current prospectus for the relevant Policy (which accompanies this Prospectus) describes the rights of the Separate Accounts as shareholders and the rights of an Owner. The Separate Accounts invest in shares of the Portfolios in accordance with allocation instructions received from Owners.

The current prospectus for the Policy describes the Policy and the relationship between changes in the value of shares of the Portfolios and the benefits payable under a Policy.

             Investment Objectives, Principal Investment Strategies
                        and Principal Risks: An Overview
--------------------------------------------------------------------------------

This Prospectus discusses seventeen Portfolios which invest for varying combinations of income and capital appreciation. Each of the Portfolios pursues somewhat different strategies to achieve its objective. Under normal market conditions, the Equity Portfolios invest primarily in equity securities, the Income Portfolios invest primarily in debt securities, and Blended Portfolios invest in a mix of equity and fixed income securities. Each of the Portfolios is managed by New York Life Investment Management LLC ("NYLIM" or the "Manager"). NYLIM is responsible for the day-to- day portfolio management of four of the Portfolios and has retained subadvisors for thirteen of the Portfolios. In times of unusual or adverse conditions, each Portfolio may invest for temporary or defensive purposes outside the scope of its principal investment focus.

Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When you buy stock in a corporation you become part owner. The Portfolios may buy equity securities through stock exchanges, such as the New York Stock Exchange, the American Stock Exchange, or foreign stock exchanges, or in the over-the-counter market. There are many different types of equity securities, including stocks, convertible securities, American Depositary Receipts and others. Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid.

Both governments and private companies may raise needed cash by issuing or selling debt securities to investors. The Portfolios may buy debt securities directly from those governments and companies or in the secondary trading markets. There are many different types of debt securities, including bonds, notes, debentures and others. Some pay fixed rates of return; others pay variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount to be paid at maturity. The amount of interest paid is subject to many variables, including creditworthiness of the issuer, length of maturity of the security, market factors, and the nature of the debt instrument. Each of the Portfolios described in this Prospectus invests in particular types of debt securities, consistent with its own investment objective and strategies which are described in the succeeding pages of this Prospectus.

NOT INSURED
An investment in the Portfolios is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Cash Management Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

YOU COULD LOSE MONEY
Before considering an investment in one or more of the Portfolios, you should understand that you could lose money.

NAV WILL FLUCTUATE
The value of Portfolio shares, also known as the net asset value ("NAV"), will fluctuate based on the value of the Portfolio's holdings. Security values change. Investment in common stocks and other equity securities is particularly subject to the risks of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of a Portfolio's holdings. In the case of debt securities, security values change when interest rates change. Generally when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up. Other factors, such as changes in how the market views the creditworthiness of an issuer, changes in economic or market conditions, changes in relative values of currencies, the risks inherent in management's ability to anticipate such changes, and changes in the average maturity of a Portfolio's investment, can also affect security values and Portfolio share price.

MORE INFORMATION
The next section of this Prospectus gives you more detailed information about the investment objectives, policies, principal investment strategies, principal risks and performance of each of the Portfolios offered in this Prospectus. Please review it carefully.

                   MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO

INVESTMENT OBJECTIVE -- The Capital Appreciation Portfolio's investment objective is to seek long-term growth of capital. Dividend income, if any, is an incidental consideration.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests in securities of U.S. companies with investment characteristics such as:

- participation in expanding product or service markets,

- increasing unit sales volume,

- increasing return on investment, and

- growth in revenues and earnings per share superior to that of the average of common stocks comprising indices such as the S&P 500(R) Index.

INVESTMENT PROCESS -- The Portfolio maintains a flexible approach towards investing in various types of companies as well as types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets.

As a result, the Portfolio may invest in other securities which, in the judgment of MacKay Shields LLC, the Portfolio's Subadvisor, are ready for a rise in price, or are expected to undergo an acceleration in growth of earnings. The latter could occur because of special factors, such as: new management, new products, changes in consumer demand or changes in the economy.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, a decline in unit sales volume, a decrease in investment returns, or a deceleration in revenue and earnings growth.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities, therefore, may carry above-average risk, compared to common stock indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one, five, and ten years compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


CAPITAL APPRECIATION                    QUARTER/YEAR   RETURN
PORTFOLIO -- INITIAL CLASS
Highest Return/Best Quarter                 4/98       26.65%
Lowest Return/Worst Quarter                 1/01      -19.42%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                    1 YEAR   5 YEARS   10 YEARS
Capital Appreciation Portfolio --
  Initial Class                      4.16%   -8.91%      8.02%
S&P 500(R) Index(1)                 10.88%   -2.30%     12.07%
Russell 1000(R) Growth Index(2)      6.30%   -9.29%      9.59%

(1) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.
(2) The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[Capital Appreciation Portfolio Bar Chart]

95                                                                               35.78
96                                                                               18.75
97                                                                               23.49
98                                                                               38.14
99                                                                               25.41
00                                                                              -10.72
01                                                                              -23.22
02                                                                              -30.83
03                                                                               26.99
04                                                                                4.16

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                  INITIAL
                                                   CLASS
                                                  -------
    Advisory Fee                                   0.36%
    Distribution and Service (12b-1) Fees          None
    Other Expenses (includes Administration Fee
    of 0.20%)                                      0.29%
    Total Portfolio Operating Expenses             0.65%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $66        $208        $362         $810

                       MAINSTAY VP COMMON STOCK PORTFOLIO

INVESTMENT OBJECTIVE -- The Common Stock Portfolio's investment objective is to seek long-term growth of capital, with income as a secondary consideration.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in common stocks.

INVESTMENT PROCESS -- NYLIM, the Portfolio's Manager, will seek to identify companies that are considered to have a high probability of outperforming the S&P 500(R) Index over the following six to twelve months. The underlying process for selecting stocks is based on a quantitative process that ranks stocks based on traditional value measures, earnings quality and technical factors. On occasion, trading strategies that seek to realize returns over shorter periods may be employed. The Portfolio normally invests in common stocks of well-established US companies, primarily those with large-capitalizations. The Portfolio invests in companies with market capitalizations that, at the time of investment, are similar to companies in the S&P 500(R) Index and the Russell 1000 Index. The Portfolio is managed with a core orientation (including growth and value equities). NYLIM uses a bottom up approach that assesses stocks based on their individual strengths, rather than focusing on the underlying sectors/industries of those stocks or on general economic trends.

The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. S&P 500(R) is a trademark of The McGraw-Hill Companies, Inc. The market capitalizations of companies in this index fluctuate; as of the date of this prospectus, they range from $624 million to $381.9 billion. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The market capitalizations of companies in this Index fluctuate; as of the date of this prospectus, they range from $484 million to $381.3 billion.

NYLIM may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, NYLIM may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

The principal risk of investing in value stocks is that they may never reach what NYLIM believes is their full value or that they may even go down in value.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Portfolio) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


COMMON STOCK PORTFOLIO -- INITIAL     QUARTER/YEAR   RETURN
CLASS
Highest Return/Best Quarter               4/99       23.35%
Lowest Return/Worst Quarter               1/01      -15.25%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                     1 YEAR   5 YEARS   10 YEARS
Common Stock Portfolio--
  Initial Class                      10.90%   -3.18%     11.05%
S&P 500(R) Index(1)                  10.88%   -2.30%     12.07%
Russell 1000(R) Index(2)             11.40%   -1.76%     12.16%

(1) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Total returns assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.

(2) The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.


[Common Stock Portfolio Bar Chart]

95                                                                               29.16
96                                                                                24.5
97                                                                               26.75
98                                                                               26.59
99                                                                               29.96
00                                                                               -3.34
01                                                                              -17.09
02                                                                              -24.25
03                                                                               26.37
04                                                                                10.9

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                  INITIAL
                                                   CLASS
                                                  -------
    Advisory Fee                                   0.25%
    Distribution and Service (12b-1) Fees          None
    Other Expenses
    (includes Administration Fee of 0.20%)         0.28%
    Total Portfolio Operating Expenses             0.53%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $54        $170        $296         $665

                         MAINSTAY VP GROWTH PORTFOLIO*

INVESTMENT OBJECTIVE -- The Growth Portfolio's investment objective is to seek growth through long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in equity securities, and invests primarily in U.S. common stocks. A majority of the Growth Portfolio's assets will be invested in common stock of companies with market capitalizations greater than $5 billion at the time of purchase.

INVESTMENT PROCESS -- The Portfolio invests in common stocks that Eagle Asset Management, Inc., the Portfolio's Subadvisor, believes have sufficient long-term growth potential to offer above average long-term capital appreciation. Companies in which the Portfolio invests will normally have at least one of the following characteristics at the time of purchase:

- expected earnings-per-share growth greater than the average of the S&P 500(R) Index, or

- expected revenue growth greater than the average of the S&P 500(R) Index, or

- relatively high return on equity.

Those securities that satisfy these quantitative criteria are then subjected to extensive fundamental analysis which focuses primarily on:

- the sustainability of the company's competitive advantage,

- the strength of its management team and, in particular, whether it has suitable experience, a clearly articulated vision and a history of strategic execution, and

- the ability of the company to improve its market share and thereby drive earnings growth.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate which is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

---------------
* Formerly MainStay VP Eagle Asset Management Growth Equity Portfolio.

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


GROWTH PORTFOLIO -- INITIAL CLASS     QUARTER/YEAR   RETURN
Highest Return/Best Quarter               4/99       44.97%
Lowest Return/Worst Quarter               3/01      -21.11%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                                        SINCE
                                                       INCEPTION
                                    1 YEAR   5 YEARS   5/1/98
Growth Portfolio --
  Initial Class                     -2.32%   -7.57%      4.20%
S&P 500(R) Index(1)                 10.88%   -2.30%      2.82%
Russell 1000(R) Growth Index(2)      6.30%   -9.29%     -0.43%

(1) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.
(2) The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.


[GROWTH PORTFOLIO BAR CHART]

99                                                                               65.50
00                                                                               -9.97
01                                                                              -16.56
02                                                                              -28.21
03                                                                               28.05
04                                                                               -2.32

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee(1)                                  0.50%
    Distribution and Service (12b-1) Fees            None
    Other Expenses
    (includes Administration Fee of 0.20%)           0.35%
    Total Portfolio Operating Expenses               0.85%

(1) The Advisory Fee for the Portfolio is an annual percentage of the Fund's average daily net assets as follows: 0.50% up to $200 million and 0.40% in excess of $200 million.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $87        $271        $471        $1,049

                   MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO

INVESTMENT OBJECTIVE -- The International Equity Portfolio's investment objective is to seek long-term growth of capital by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio seeks to generate superior risk-adjusted returns by investing in quality companies that are currently undervalued. The Portfolio normally invests at least 80% of its assets in equity securities of issuers, wherever organized, who do business mainly outside the United States. Investments will be made in a variety of countries, with a minimum of five countries other than the United States. This includes countries with established economies as well as emerging market countries that MacKay Shields LLC, the Portfolio's Subadvisor, believes present favorable opportunities.

INVESTMENT PROCESS -- The Portfolio's Subadvisor seeks to identify investment opportunities by pursuing a bottom up, stock selection investment discipline. Proprietary, quantitative and qualitative tools are used to identify attractive companies. In-depth, original, fundamental research is performed on identified companies to assess their business and investment prospects. In conducting the research, particular attention is paid to the generation and utilization of cash flows, the returns on invested capital and the overall track record of management in creating shareholder value.

Portfolios are constructed by combining securities with low correlation. Quantitative tools are used for risk control at the portfolio level. Country allocations in the Portfolio are a result of the bottom up, stock selection process. To reduce risk, an attempt is made at the portfolio level to stay within a reasonable range of the key constituents of the benchmark, unless the stock selection process strongly argues against it.

The Portfolio may buy and sell currency on a spot basis and enter into foreign currency forward contracts for hedging purposes. In addition, the Portfolio may buy or sell foreign currency options, securities and securities index options and enter into swap agreements and futures contracts and related options. These techniques may be used for any legally permissible purpose, including to increase the Portfolio's return.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of foreign economies and meaningful changes in the issuer's financial condition and competitiveness.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Since the Portfolio principally invests in foreign securities, it will be subject to various risks of loss that are different from risks of investing in securities of U.S.-based companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information about issuers, changes in U.S. or foreign tax or currency laws, and changes in monetary policy. The risks are likely to be greater in emerging market countries than in developed market countries.

The Portfolio's investments include derivatives such as options and forwards. The Portfolio may use derivatives to enhance return or reduce the risk of loss of (hedge) certain of its holdings. Regardless of the purpose, the Portfolio may lose money using derivatives. The use of derivatives may increase the volatility of the Portfolio's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.

Due to its trading strategies, the Fund may experience a portfolio turnover rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


INTERNATIONAL EQUITY                    QUARTER/YEAR   RETURN
PORTFOLIO -- INITIAL CLASS
Highest Return/Best Quarter                 4/99       20.35%
Lowest Return/Worst Quarter                 3/98      -13.31%

         AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                                      SINCE
                                                    INCEPTION
                                 1 YEAR   5 YEARS    5/1/95
International Equity
  Portfolio --
  Initial Class                  17.34%    0.54%      7.50%
Morgan Stanley Capital
  International EAFE Index(1)    20.25%   -1.13%      5.21%

(1) The Morgan Stanley Capital International Europe, Australasia and Far East Index -- the MSCI EAFE Index -- is an unmanaged capitalization -- weighted index containing approximately 985 equity securities of companies located outside the U.S. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[International Equity Portfolio Bar Chart]

96                                                                               10.54
97                                                                                5.17
98                                                                               23.11
99                                                                               28.06
00                                                                              -18.06
01                                                                              -14.02
02                                                                               -4.41
03                                                                               30.00
04                                                                               17.34

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee                                     0.60%
    Distribution and Service (12b-1) Fees            None
    Other Expenses
    (includes Administration Fee of 0.20%)           0.39%
    Total Portfolio Operating Expenses               0.99%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $101       $315        $547        $1,213

                       MAINSTAY VP MID CAP CORE PORTFOLIO

INVESTMENT OBJECTIVE -- The Mid Cap Core Portfolio's investment objective is to seek long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in companies with market capitalizations at the time of investment that are similar to the market capitalizations of companies in the Russell Midcap(R) Index, and invests primarily in common stocks of U.S. companies. New York Life Investment Management LLC ("NYLIM"), the Portfolio's Manager, seeks those mid-cap companies that it believes will outperform the average of the mid-cap universe.

The Russell Midcap(R) Index* is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, and represents approximately 25% of the total market capitalization of the Russell 1000(R) Index. As of February 28, 2005, the market capitalizations of companies in this index range from $.553 billion to $36.07 billion.

INVESTMENT PROCESS -- NYLIM uses a quantitative management approach that ranks stocks based on a proprietary model.

The model focuses on value, earnings, and behavioral characteristics in the market. NYLIM ranks companies in the mid-cap universe and then generally invests in companies ranked in the top 50% of the universe. NYLIM ranks stocks based on the financial strength of the issuer and the potential for strong, long-term earnings growth. This approach seeks to overweight those mid-cap stocks that NYLIM believes will outperform the mid-cap universe as a whole. Stocks are generally sold when they are no longer ranked in the top 50% of the ranked universe by the proprietary model.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions that can adversely affect the value of the Portfolio's holdings.

Mid-cap stocks are generally less established and may be more volatile and less liquid than stocks of larger companies.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (at or over 100%) often have higher transaction costs (which are paid by the Portfolio) and may generate short-term capital gains (on which you will pay taxes, even if you don't sell any shares by year-end).

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year and the life of the Portfolio compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

MID CAP CORE PORTFOLIO -- INITIAL CLASS                       QUARTER/YEAR     RETURN
Highest Return/Best Quarter                                      2/03         14.83%
Lowest Return/Worst Quarter                                      3/02        -15.60%

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

                                                                                      SINCE
                                                                   1 YEAR        INCEPTION 7/2/01
Mid Cap Core Portfolio --
  Initial Class                                                    22.27%              9.10%
Russell Midcap(R) Index(1)                                         20.22%              9.15%

(1) The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, and represents approximately 25% of the total market capitalization of the Russell 1000(R) Index. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[MID CAP CORE PORTFOLIO BAR CHART]

02                                                                              -12.92
03                                                                               35.43
04                                                                               22.27

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Management Fee(1)                                0.85%
    Distribution and Service (12b-1) Fees            None
    Other Expenses                                   0.19%
    Total Portfolio Operating Expenses(2)            1.04%

(1) The Management Fee reflects an aggregate fee for advisory and administrative services.

(2) NYLIM has voluntarily agreed to waive fees and/or reimburse the Portfolio for certain expenses so that Total Portfolio Operating Expenses do not exceed 0.98% of average daily net assets for Initial Class Shares and 1.23% of average daily net assets for Service Class Shares. For the fiscal period ended December 31, 2004, the Management Fee paid by the Portfolio was 0.79% and Total Portfolio Operating Expenses for the Portfolio were 0.98% for Initial Class Shares and 1.23% for Service Class Shares. This agreement may be terminated by NYLIM at any time.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $106       $331        $574        $1,271

This Example does not reflect expense reimbursements or waivers.

                      MAINSTAY VP MID CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE -- The Mid Cap Growth Portfolio's investment objective is to seek long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in companies with market capitalizations that, at the time of investment, are similar to the market capitalizations of companies in the Russell Midcap(R) Growth Index, and invests primarily in U.S. common stocks and securities related to U.S. common stocks. The market capitalizations of companies in this Index fluctuate; as of the date of this prospectus, they range from $480 million to $35.7 billion. MacKay Shields LLC, the Portfolio's Subadvisor, will select investments based on the economic environment and the attractiveness of particular markets, as well as the financial condition and competitiveness of individual companies.

The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap(R) companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.

INVESTMENT PROCESS -- The Portfolio maintains a flexible approach towards investing in various types of companies as well as multiple types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets. It may invest in any securities that, in the judgment of the Subadvisor, are ready for a rise in price, or are expected to undergo an acceleration in growth of earnings. The latter could occur because of special factors, such as new management, new products, changes in consumer demand and changes in the economy.

The Subadvisor may sell a stock if the stock's earnings growth rate decelerates, if its valuation is deemed too high in relation to its growth rate or to its peer group, or if, in general, the Subadvisor does not believe that the security will help the Portfolio meet its investment objective.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risks of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Portfolio's holdings. Mid-cap stocks are generally less established and may be more volatile and less liquid than stocks of larger companies.

Some of the securities in the Portfolio may carry above-average risk compared to common stocks that comprise indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. In addition, the Portfolio normally invests in companies in highly competitive industries and sectors. Competition and advances in technology make these companies highly volatile investments.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio docs during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Portfolio) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year and the life of the Portfolio compare to those of three broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


MID CAP GROWTH PORTFOLIO -- INITIAL     QUARTER/YEAR   RETURN
 CLASS
Highest Return/Best Quarter                 2/03       24.32%
Lowest Return/Worst Quarter                 3/02      -18.46%

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

                                                                                      SINCE
                                                                   1 YEAR        INCEPTION 7/2/01
Mid Cap Growth Portfolio --
  Initial Class                                                    22.61%              4.34%
S&P MidCap 400(R) Index(1)                                         16.48%              8.48%
Russell 2500(R) Growth Index(2)                                    14.59%              2.53%
Russell MidCap Growth Index(3)                                     15.48%              2.70%

(1) The S&P MidCap 400(R) Index is an unmanaged market-value weighted index that consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation, and is a benchmark of mid-capitalization stock price movement. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

(2) The Russell 2500(R) Growth Index measures the performance of those companies in the Russell 2500(R) Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2500(R) Index measures the performance of the 2,500 smallest companies in the Russell 3000(R) Index, which represents approximately 17% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.


(3) The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap(R) Companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.

[MID CAP GROWTH PORTFOLIO BAR CHART]

02                                                                              -28.59
03                                                                               44.78
04                                                                               22.61


                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Management Fee(1)                                0.75%
    Distribution and Service (12b-1) Fees            None
    Other Expenses                                   0.13%
    Total Portfolio Operating Expenses(2)            0.88%

(1) The Management Fee reflects an aggregate fee for advisory and administrative services.

(2) NYLIM has voluntarily agreed to waive fees and/or reimburse the Portfolio for certain expenses so that Total Portfolio Operating Expenses do not exceed 0.97% of average daily net assets for Initial Class Shares and 1.22% of average daily net assets for Service Class Shares. This agreement may be terminated by NYLIM at any time.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $90        $281        $488        $1,084

This Example does not reflect expense reimbursements or waivers.

                      MAINSTAY VP S&P 500 INDEX PORTFOLIO

INVESTMENT OBJECTIVE -- The S&P 500 Index Portfolio's investment objective is to seek to provide investment results that correspond to the total return performance (and reflect reinvestment of dividends) of publicly traded common stocks represented by the S&P 500(R) Index.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its total assets in stocks in the S&P 500(R) Index in the same proportion, to the extent feasible, as they are represented in the S&P 500(R) Index.

The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Typically, companies included in the S&P 500(R) Index are the largest and most dominant firms in their respective industries. S&P 500(R) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by the Fund.

INVESTMENT PROCESS -- New York Life Investment Management LLC ("NYLIM"), the Portfolio's Manager, uses statistical techniques to determine which stocks are to be purchased or sold to replicate the S&P 500(R) Index to the extent feasible. From time to time, adjustments may be made in the Portfolio's holdings because of changes in the composition of the S&P 500(R) Index. The correlation between the performance of the Portfolio and the S&P 500(R) Index is expected to be at least 0.95, before fees and expenses, on an annual basis. A correlation of
1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Portfolio, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500(R) Index.

The Portfolio's investments also include S&P 500(R) Index futures that are used for cash management purposes.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings. There is no assurance that the investment performance of the Portfolio will equal or exceed that of the S&P 500(R) Index. If the value of the S&P 500(R) Index declines, the net asset value of shares of the Portfolio will also decline. The Portfolio's ability to mirror the S&P 500(R) Index may be affected by, among other things, transactions costs, changes in either the makeup of the S&P 500(R) Index or number of shares outstanding for the component stocks of the S&P 500(R) Index, and the timing and amount of contributions to, and redemptions from, the Portfolio by shareholders.

Consistent with its principal investment strategies, the Portfolio's investments include S&P 500(R) Index futures, which are a type of derivative. The Portfolio may lose money using derivatives. The use of derivatives may increase the volatility of the Portfolio's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


S&P 500 INDEX PORTFOLIO -- INITIAL CLASS            QUARTER/YEAR   RETURN
Highest Return/Best Quarter                             4/98       21.46%
Lowest Return/Worst Quarter                             3/02      -17.16%

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

                                  1 YEAR    5 YEARS   10 YEARS
S&P 500 Index Portfolio --
  Initial Class                    10.49%   -2.57%     11.73%
S&P 500(R) Index(1)                10.88%   -2.30%     12.07%

(1) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.

[S&P 500 Index Portfolio Bar Chart]

95                                                                               36.89
96                                                                               22.42
97                                                                               32.84
98                                                                               28.49
99                                                                               20.70
00                                                                               -9.32
01                                                                              -12.11
02                                                                              -22.21
03                                                                               28.19
04                                                                               10.49

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee(1)                                  0.10%
    Distribution and Service (12b-1) Fees            None
    Other Expenses
    (includes Administration Fee of 0.20%)           0.29%
    Total Portfolio Operating Expenses               0.39%

(1) The Advisory Fee for the Portfolio is an annual percentage of the Fund's average daily net assets as follows: 0.10% up to $1 billion and 0.075% in excess of $1 billion.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $40        $125        $219         $493

                     MAINSTAY VP SMALL CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE -- The Small Cap Growth Portfolio's investment objective is to seek long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in companies with market capitalizations that, at the time of investment, are comparable to companies in the Russell 2000(R) Index, a widely used benchmark for small cap stock performance, and invests primarily in common stocks, preferred stocks, warrants and other equity securities. The market capitalizations of companies in this Index fluctuate; as of the date of this prospectus, they range from $42 million to $6.2 billion. MacKay Shields LLC, the Portfolio's Subadvisor, selects investments according to the economic environment and the attractiveness of particular markets and the financial condition and competitiveness of individual companies.

The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index.

INVESTMENT PROCESS -- The Subadvisor looks for securities of companies with the following characteristics: above-average revenue and earnings per share growth, participation in growing markets, potential for positive earnings surprises and strong management ideally with high insider ownership.

The Portfolio also invests in the securities of companies that are deemed by the Subadvisor to be attractive due to special factors, such as new management, new products, changes in consumer demand and changes in the economy.

The Subadvisor may sell a stock if the stock's earnings growth rate decelerates, if its valuation is deemed too high in relation to its growth rate or its peer group or if, in general, the Subadvisor does not believe that the security will help the Portfolio meet its investment objective.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

In comparison to stocks of companies with larger capitalizations, stocks of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes and cyclical, static or moderate growth prospects.

Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Portfolio) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year and the life of the Portfolio compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


SMALL CAP GROWTH PORTFOLIO -- INITIAL   QUARTER/YEAR   RETURN
 CLASS
Highest Return/Best Quarter                 2/03       21.26%
Lowest Return/Worst Quarter                 3/02      -19.57%

         AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                                      SINCE
                                                    INCEPTION
                                           1 YEAR    7/2/01
Small Cap Growth Portfolio --
  Initial Class                             9.40%       2.47%
Russell 2000(R) Index(1)                   18.33%       8.46%
Russell 2000(R) Growth Index(2)            14.31%       2.07%

(1) The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

(2) The Russell 2000(R) Growth Index measures the performance of those companies in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth values. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.


[Small Cap Growth Portfolio Bar Chart]

02                                                                              -26.41
03                                                                               41.69
04                                                                                9.40

                   Annual Total Returns (12/31)-Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Management Fee(1)                                0.90%
    Distribution and Service (12b-1) Fees            None
    Other Expenses                                   0.14%
    Total Portfolio Operating Expenses(2)            1.04%

(1) The Management Fee reflects an aggregate fee for advisory and administrative services. Effective January 1, 2005, the Portfolio's Management Fee was reduced from 1.00% to 0.90%.

(2) NYLIM has voluntarily agreed to waive fees and/or reimburse the Portfolio for certain expenses so that Total Portfolio Operating Expenses do not exceed 0.95% of average daily net assets for Initial Class Shares and 1.20% of average daily net assets for Service Class Shares. If NYLIM waivers and/or reimbursement had been in effect for the year ending December 31, 2004, the Management Fee paid by the Portfolio would have been 0.81% and Total Portfolio Operating Expenses for the Portfolio were 0.95% for Initial Class Shares and 1.20% for Service Class Shares. This agreement may be terminated by NYLIM at any time.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $106       $331        $574        $1,271

This Example does not reflect expense reimbursements or waivers.

                       MAINSTAY VP BASIC VALUE PORTFOLIO*

INVESTMENT OBJECTIVE -- The Basic Value Portfolio's investment objective is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES -- Under normal circumstances, the Portfolio invests at least 80% of its assets in domestic and foreign large company stocks. Large company stocks are those with market capitalizations in excess of $5 billion. The Portfolio invests primarily in issuers that are characterized as "value" companies. Value companies are those The Dreyfus Corporation, the Portfolio's Subadvisor, believes are underpriced according to certain financial measurements of their intrinsic worth or business prospects, such as price to earnings or price to book ratios. Equity securities consist of common stocks, convertible securities and preferred stocks. Generally, the weighting in any one sector shall not be more than three times the respective S&P 500(R) Index weighting or 30% of the Portfolio. The Portfolio may overweight (or underweight) certain market sectors, which may cause the Portfolio's performance to be more (or less) sensitive to developments affecting those sectors.

INVESTMENT PROCESS -- In choosing stocks, the Subadvisor identifies potential investments through extensive quantitative and fundamental research. The Portfolio will focus on individual stock selection (a "bottom up" approach), emphasizing three key factors:

- value, or how a stock is valued relative to its intrinsic worth based on traditional measures,

- business health, or overall efficiency and profitability as measured by return on assets and return on equity, and

- business momentum, or the presence of a catalyst (such as corporate restructuring, change in management or spin-off) that will trigger a price increase near term to mid-term.

The Portfolio typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum or falls short of the Subadvisor's expectations.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

The principal risk of investing in value stocks is that the value stocks in which the Portfolio invests may never reach what the Subadvisor believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

In searching for attractive large company value stocks, the Portfolio may invest a portion of its assets in foreign securities, which will be subject to various risks of loss that are different from risks of investing in securities of U.S. based companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, changes in U.S. or foreign tax or currency laws, and changes in monetary policy. The risks are likely to be greater in emerging market countries than in developed market countries.

The Portfolio, at times, may invest in derivative securities, such as options and futures, and in foreign currencies. It may also sell short, which involves selling a security it does not own in anticipation of a decline in the market price of the security. When employed, these practices are used primarily to hedge the Portfolio's investments, but may be used to increase returns; however, such practices may reduce returns or increase volatility. Derivatives can be illiquid, and a small investment in certain derivatives could have a potentially large impact on the Portfolio's performance.

The Portfolio may purchase securities that are made available in IPOs (initial public offerings). The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the Portfolio's performance depends on a variety of factors, including the number of IPOs the Portfolio invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the Portfolio. As a portfolio's asset base increases, IPOs often have a diminished effect on such portfolio's performance.

The Portfolio can buy securities with borrowed money (a form of leverage), which could have the effect of magnifying the Portfolio's gains or losses.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

---------------
* Formerly MainStay VP Dreyfus Large Company Value Portfolio.

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of one broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


BASIC VALUE PORTFOLIO -- INITIAL
CLASS                                 QUARTER/YEAR   RETURN
Highest Return/Best Quarter              2/03        15.07%
Lowest Return/Worst Quarter              3/02       -18.14%

                        AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                                                                    SINCE
                                                                                  INCEPTION
                                                              1 YEAR    5 YEARS    5/1/98
Basic Value Portfolio --
  Initial Class                                                11.37%     2.27%       3.12%
S&P/Barra Value(R) Index(1)                                    15.71%     2.48%       3.95%

(1) The S&P/Barra Value(R) Index is an unmanaged capitalization-weighted index of all stocks in the S&P 500(R) Index that have low price-to-book ratios. It is designed so that approximately 50% of the market capitalization of the S&P 500(R) Index is in the S&P/Barra Value(R) Index. You cannot invest directly in an index.

[BASIC VALUE PORTFOLIO BAR CHART]

99                                                                                6.73
00                                                                                6.59
01                                                                               -4.51
02                                                                              -22.86
03                                                                               27.95
04                                                                               11.37

                 Annual Total Returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee(1)                                  0.60%
    Distribution and Service (12b-1) Fees            None
    Other Expenses
    (includes Administration Fee of 0.20%)           0.36%
    Total Portfolio Operating Expenses               0.96%

(1) The Advisory Fee for the Portfolio is an annual percentage of the Fund's average daily net assets as follows: 0.60% up to $250 million and 0.55% in excess of $250 million. NYLIM has voluntarily agreed to waive its Advisory Fee to 0.55% on assets up to $250 million and 0.50% on assets in excess of $250 million. If NYLIM's voluntary waiver had been in effect for the fiscal period ended December 31, 2004, the Advisory Fee would have been 0.55% and Total Annual Portfolio Operating Expenses would have been 0.91% for Initial Class shares and 1.16% for Service Class shares. This waiver may be discontinued at any time without notice.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $ 98       $306        $531        $1,178

                       MAINSTAY VP CONVERTIBLE PORTFOLIO

INVESTMENT OBJECTIVE -- The Convertible Portfolio's investment objective is to seek capital appreciation together with current income.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in "convertible securities" such as: bonds, debentures, corporate notes, preferred stocks or other securities that are convertible into common stock or the cash value of a stock or a basket or index of equity securities.

The Portfolio takes a flexible approach by investing in a broad range of securities of a variety of companies and industries. The Portfolio invests in high-yield debt securities and may invest without restriction in securities rated BB or B by S&P or Ba or B by Moody's.

The balance of the Portfolio may be invested in or held in non-convertible debt, equity securities that do not pay regular dividends, U.S. government securities and cash or cash equivalents.

INVESTMENT PROCESS -- In selecting convertible securities for purchase or sale, MacKay Shields, the Portfolio's Subadvisor takes into account a variety of investment considerations, including the potential return of the common stock into which the convertible security is convertible, credit risk, projected interest return and the premium for the convertible security relative to the underlying common stock.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, changes in credit risk, and changes in projected interest return.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risk inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. The total return for a convertible security will be partly dependent upon the performance of the underlying common stock into which it can be converted.

Convertible securities tend to be subordinate to other debt securities issued by the same company. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and/or principal payments. If an issuer stops making interest and/or principal payments, these securities may be worthless and the Portfolio could lose its entire investment.

In the case of debt securities, values change. The values of debt securities fluctuate depending upon various factors, including interest rates, issuer creditworthiness, market conditions, and maturities.

Principal investments include high-yield debt securities ("junk bonds") which are generally considered speculative because they present a greater risk of loss than higher quality debt securities. These securities pay investors a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can be also subject to greater price volatility.

Since the Portfolio invests in foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax or currency laws and changes in monetary policy. The risks are likely to be greater in emerging market countries than in developed market countries.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Portfolio) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


CONVERTIBLE PORTFOLIO -- INITIAL CLASS  QUARTER/YEAR   RETURN
Highest Return/Best Quarter                 4/99       18.33%
Lowest Return/Worst Quarter                 3/98      -11.30%

      AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                                 SINCE
                                               INCEPTION
                              1 YEAR  5 YEARS   10/1/96
Convertible Portfolio --
  Initial Class                6.11%    2.11%      8.59%
Merrill Lynch All
  Convertible Securities
  Index(1)                     9.61%    1.85%      9.20%
Credit Suisse First
  Boston(TM) Convertible
  Securities Index(2)
  (reflects no deduction for
  fees, expenses or taxes)     7.46%    1.74%      8.69%

(1) The Merrill Lynch All Convertible Securities Index is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in the Index, bonds and preferred stocks must be convertible only to common stock and have a market value or original par value of at least $50 million. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[CONVERTIBLE PORTFOLIO BAR CHART]

97                                                                               15.43
98                                                                                4.49
99                                                                               41.98
00                                                                               -5.02
01                                                                               -2.18
02                                                                               -7.91
03                                                                               22.23
04                                                                                6.11

                 Annual Total Returns (12/31) -- Initial Class


(2) The Credit Suisse First Boston(TM) Convertible Securities Index generally includes 250-300 issues -- convertibles must have a minimum issue size of $50 million; bonds and preferreds must be rated B- or better by S&P; and preferreds must have a minimum of 500,000 shares outstanding. Eurobonds are also included if they are issued by U.S.-domiciled companies, rated B- or better by S&P, and have an issue size of greater than $100 million. Total returns assume the reinvestment of all income and capital gains. You cannot invest directly in an index. Credit Suisse First Boston discontinued publication of this index as of December 2004.

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee                                     0.36%
    Distribution and Service (12b-1) Fees            None
    Other Expenses (includes Administration Fee of
    0.20%)                                           0.30%
    Total Portfolio Operating Expenses               0.66%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $67        $211        $368         $822

                     MAINSTAY VP INCOME & GROWTH PORTFOLIO*

INVESTMENT OBJECTIVE -- The Income & Growth Portfolio's investment objective is to seek dividend growth, current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests in equity securities of the 1,500 largest companies traded in the United States (ranked by market capitalization).

INVESTMENT PROCESS -- American Century Investment Management, Inc., the Portfolio's Subadvisor, uses quantitative management strategies in pursuit of the Portfolio's investment objective.

Quantitative management combines two investment approaches. The first is to rank stocks based on their relative attractiveness. The attractiveness of a stock is determined analytically by using a computer model to combine measures of a stock's value and measures of its growth potential. Examples of valuation measures include stock price to book value and stock price to cash flow ratios while examples of growth measures include the rate of growth of a company's earnings and changes in analysts' earnings estimates.

The second step is to use a technique referred to as portfolio optimization. Using a computer, the Subadvisor constructs a portfolio (i.e., company names and shares held in each) which seeks the optimal tradeoff between the risk of the portfolio relative to a benchmark (i.e., the S&P 500(R) Index) and the expected return of the portfolio as measured by the stock ranking model. With respect to the Portfolio, the portfolio optimization includes targeting a dividend yield that exceeds that of the S&P 500(R) Index.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings. Although current income is an objective for the Portfolio, if the stocks that make up the S&P 500(R) Index do not have a high dividend yield, then the Portfolio's dividend yield will not be high.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

---------------
* Formerly MainStay VP American Century Income & Growth Portfolio.

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

    INCOME & GROWTH PORTFOLIO -- INITIAL CLASS      QUARTER/YEAR   RETURN
Highest Return/Best Quarter                            2/03         15.97%
Lowest Return/Worst Quarter                            3/02        -17.06%

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

                                                                                    SINCE
                                                                                  INCEPTION
                                                              1 YEAR    5 YEARS    5/1/98
Income & Growth Portfolio --
  Initial Class                                                12.65%   -0.96%      3.13%
S&P 500(R) Index(1)                                            10.88%   -2.30%      2.82%

(1) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.

[INCOME & GROWTH PORTFOLIO BAR CHART]

99                                                                               17.49
00                                                                              -10.73
01                                                                               -8.50
02                                                                              -19.52
03                                                                               28.69
04                                                                               12.65


        Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee(1)                                  0.50%
    Distribution and Service (12b-1) Fees            None
    Other Expenses
    (includes Administration Fee of 0.20%)           0.40%
    Total Portfolio Operating Expenses               0.90%

(1) The Advisory Fee for the Portfolio is an annual percentage of the Fund's average daily net assets as follows: 0.50% up to $100 million, 0.45% from $100 million to $200 million and 0.40% in excess of $200 million.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $ 92       $287        $498        $1,108

                      MAINSTAY VP MID CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE -- The Mid Cap Value Portfolio's investment objective is to realize maximum long-term total return from a combination of capital appreciation and income.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in common and preferred stock of companies with market capitalizations that, at the time of investment, are similar to the companies in the Russell Midcap(R) Value Index. The market capitalizations of companies in this Index fluctuate; as of the date of this prospectus, they range from $615 million to $35.7 billion. The Portfolio normally invests at least 80% of its assets in equity securities that MacKay Shields LLC, the Portfolio's Subadvisor, believes are undervalued when purchased, pay cash dividends and are listed on a national securities exchange or traded in the over-the-counter market.

INVESTMENT PROCESS -- The Subadvisor seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Subadvisor will seek to invest in equities that are deemed to be undervalued based on a number of factors, including relative valuation, prospects for future earnings growth, ability to grow dividends and corporate management.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, meaningful changes in the issuer's financial condition or corporate management.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. Mid-cap stocks are generally less established and may be more volatile and less liquid than stocks of larger companies. Some of the securities in the Fund may carry above-average risk compared to common stocks that comprise indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.

The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions. Therefore, the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Portfolio) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year and the life of the Portfolio compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

MID CAP VALUE PORTFOLIO -- INITIAL CLASS  QUARTER/YEAR   RETURN
Highest Return/Best Quarter                   2/03       13.86%
Lowest Return/Worst Quarter                   3/02      -17.82%

         AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                                     SINCE
                                                    INCEPTION
                                           1 YEAR    7/2/01
Mid Cap Value Portfolio --
  Initial Class                            17.54%      7.33%
Russell 1000(R) Value Index(1)             16.49%      5.93%
Russell Midcap(R) Value Index(2)           23.71%     12.90%

(1) The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth rates. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[Mid Cap Value Portfolio Bar Chart]

02                                                                              -14.57
03                                                                               28.97
04                                                                               17.54

                 Annual total returns (12/31) -- Initial Class

(2) The Russell Midcap(R) Value Index measures the performance of those companies in the Russell Midcap(R) Index with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index. The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, and represents approximately 25% of the total market capitalization of the Russell 1000(R) Index. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Management Fee(1)                                0.70%
    Distribution and Service (12b-1) Fees            None
    Other Expenses                                   0.11%
    Total Portfolio Operating Expenses(2)            0.81%

(1) The Management Fee reflects an aggregate fee for advisory and administrative services.

(2) NYLIM has voluntarily agreed to waive fees and/or reimburse the Portfolio for certain expenses so that Total Portfolio Operating Expenses do not exceed 0.89% of average daily net assets for Initial Class Shares and 1.14% of average daily net assets for Service Class Shares. This agreement may be terminated by NYLIM at any time.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $ 83       $259        $450        $1,002

This Example does not reflect expense reimbursements or waivers.

                          MAINSTAY VP VALUE PORTFOLIO

INVESTMENT OBJECTIVE -- The Value Portfolio's investment objective is to realize maximum long-term total return from a combination of capital growth and income.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 65% of its total assets in common stocks that MacKay Shields LLC, the Portfolio's Subadvisor, believes were "undervalued" (selling below their value) when purchased; typically pay dividends, although there may be non-dividend paying stocks if they meet the "undervalued" criteria; and are listed on a national securities exchange or are traded in the over-the-counter market.

INVESTMENT PROCESS -- The Portfolio normally invests in U.S. common stocks that:

  - MacKay Shields, the Portfolio's Subadvisor, believes are "undervalued" (selling below their value) when purchased,

  - typically pay dividends, although there may be non-dividend paying stocks if they meet the "undervalued" criterion, and

  - are listed on a national securities exchange or are traded in the over-the-counter market.

Usually, stocks deemed by the Subadvisor to be at full value will be replaced with new, "undervalued" stocks. When assessing whether a stock is undervalued, the Subadvisor considers many factors and will compare the stock's market price to:

  - the company's cash flow and interest coverage ratios,

  - the company's book value,

  - estimated value of the company's assets (liquidation value), and

  - growth rates and future earnings.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Portfolio) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


VALUE PORTFOLIO -- INITIAL CLASS        QUARTER/YEAR   RETURN
Highest Return/Best Quarter                 4/03       14.03%
Lowest Return/Worst Quarter                 3/02      -22.44%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                                         SINCE
                                                       INCEPTION
                                    1 YEAR   5 YEARS    5/1/95
Value Portfolio --
  Initial Class                     11.28%    4.87%      9.17%
S&P 500(R) Index(1)                 10.88%   -2.30%     11.10%
Russell 1000(R) Value Index(2)      16.49%    5.27%     12.90%

(1) The S%P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.

(2) The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those companies in the Russell 1000(R) Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market


[VALUE PORTFOLIO BAR CHART]

96                                                                               23.22
97                                                                               22.89
98                                                                               -4.14
99                                                                                8.80
00                                                                               12.89
01                                                                                0.40
02                                                                              -21.05
03                                                                               27.37
04                                                                               11.28

                 Annual total returns (12/31) -- Initial Class

  capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                  INITIAL
                                                   CLASS
                                                  -------
    Advisory Fee                                   0.36%
    Distribution and Service (12b-1) Fees          None
    Other Expenses
    (includes Administration Fee of 0.20%)         0.29%
    Total Portfolio Operating Expenses             0.65%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $66        $208        $362         $810

                           MAINSTAY VP BOND PORTFOLIO

INVESTMENT OBJECTIVE -- The Bond Portfolio's investment objective is to seek the highest income over the long term consistent with preservation of principal.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in bonds, which include all types of debt securities such as:

- debt or debt-related securities issued or guaranteed by the U.S. or foreign governments, their agencies or instrumentalities;

- obligations of international or supranational entities;

- debt securities issued by U.S. or foreign corporate entities;

- zero coupon bonds;

- mortgage-related and other asset-backed securities; and

- loan participation agreements.

The effective maturity of this portion of the Portfolio's holdings will usually be in the intermediate range (three to ten years), although it may vary depending on market conditions as determined by NYLIM, the Portfolio's Manager.

At least 65% of the Portfolio's total assets will be invested in debt securities rated Baa or better by Moody's or BBB or better by S&P when purchased, or if unrated, determined by the Manager to be of comparable quality.

As part of the Portfolio's principal investment strategies, the Manager may use investment practices such as mortgage dollar rolls and portfolio securities lending.

INVESTMENT PROCESS -- In pursuing the Portfolio's investment strategy, the Portfolio's Manager conducts a continuing review of yields and other information derived from a data base which it maintains in managing fixed-income portfolios.

Fundamental economic cycle analysis, credit quality and interest rate trends are the principal factors considered by the Manager in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within the Portfolio's investment portfolio. Maturity shifts are based on a set of investment decisions that take into account a broad range of fundamental and technical indicators.

Consistent with its principal investment strategy, the Portfolio may purchase debt securities of U.S. issuers, including derivatives such as mortgage-related and asset-backed securities. Commercial paper must be, when purchased, rated Prime-1 by Moody's or A-1 by S&P, or if unrated, determined by the Manager to be of comparable quality. The Portfolio's principal investments may have fixed or floating rates of interest.

The Manager may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Manager may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

PRINCIPAL RISKS -- The value of debt securities fluctuate depending upon various factors, including interest rates, issuer creditworthiness, prepayment, market conditions and maturities. Investments in the Portfolio are not guaranteed even though some of the Portfolio's investments are guaranteed by the U.S. government or its agencies or instrumentalities.

Investments in loan participation interests are subject to the risk that there may not be a readily available market which in some cases could result in the Portfolio disposing of such security at a substantial discount from face value or holding such security until maturity. In addition, the credit risk associated with investments in loan participation interests may include the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Portfolio purchased such loan participation interests.

Since the Portfolio can invest in foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. based companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, changes in U.S. or foreign tax or currency laws, and changes in monetary policy.

The Portfolio's investments include derivatives such as floaters and mortgage-related and asset-backed securities. The Portfolio may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Portfolio may lose money using derivatives. The derivatives may increase the volatility of the Portfolio's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.

The Portfolio's use of investment practices such as mortgage dollar rolls and securities lending also presents certain risks. The principal risk of mortgage dollar roll transactions is that the security the Portfolio receives at the end of the transaction is worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction. The principal risk of securities lending is that the financial institution that borrows securities from the Portfolio could go bankrupt and the Portfolio might not be able to recover the securities or their value.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


BOND PORTFOLIO -- INITIAL CLASS          QUARTER/YEAR  RETURN
Highest Return/Best Quarter                  2/95       6.37%
Lowest Return/Worst Quarter                  1/96      -2.56%

        AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                  1 YEAR  5 YEARS  10 YEARS
Bond Portfolio --
  Initial Class                    4.09%   7.41%    7.35%
Merrill Lynch Corporate and
  Government Master Index(1)       4.15%   7.95%    7.78%
Lehman Brothers(R) Aggregate
  Bond Index(2)                    4.34%   7.71%    7.72%

(1) The Merrill Lynch Corporate and Government Master Index is an unmanaged index consisting of issues of the U.S. government and its agencies as well as investment-grade corporate securities. Results assume the reinvestment of all income and capital gains distributions. You cannot invest directly in an index.
(2) The Lehman Brothers(R) Aggregate Bond Index (the "Aggregate Index") includes the following other Lehman Brothers(R) indexes: the Government/Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Aggregate Index, securities must be investment grade quality or higher, have at least one year to maturity, and have an outstanding par value of at least $100 million. You cannot invest directly in an index.

[BOND PORTFOLIO BAR CHART]

95                                                                               18.31
96                                                                                2.05
97                                                                                9.65
98                                                                                9.12
99                                                                               -1.53
00                                                                                9.82
01                                                                                9.27
02                                                                                9.48
03                                                                                4.52
04                                                                                4.09


        Annual Total Returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                  INITIAL
                                                   CLASS
                                                  -------
    Advisory Fee                                   0.25%
    Distribution and Service (12b-1) Fees          None
    Other Expenses
    (includes Administration Fee of 0.20%)         0.29%
    Total Portfolio Operating Expenses             0.54%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, and that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $55        $173        $302         $677

                        MAINSTAY VP GOVERNMENT PORTFOLIO

INVESTMENT OBJECTIVE -- The Government Portfolio's investment objective is to seek a high level of current income, consistent with safety of principal.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in U.S. government securities. It may invest up to 20% of its net assets in mortgage-related and asset-backed securities or other securities that are not U.S. government securities. Mortgage-related securities (including mortgage-backed securities) are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers. Asset-backed securities are debt securities whose values are based on underlying pools of credit receivables.

INVESTMENT PROCESS -- In pursuing the Portfolio's investment strategies, MacKay Shields LLC, the Portfolio's Subadvisor, uses a combined approach to investing, analyzing economic trends, as well as factors pertinent to particular issuers and securities.

The Portfolio's principal investments are debt securities issued or guaranteed by the U.S. government and its agencies and instrumentalities. These securities include U.S. Treasury bills (maturing in one year or less), notes (maturing in 1-10 years) and bonds (generally maturing in 10 or more years), and Government National Mortgage Association mortgage-backed certificates and other U.S. government securities representing ownership interests in mortgage pools such as securities issued by the Federal National Mortgage Association and by the Federal Home Loan Mortgage Corporation. Principal investments also include floaters as well as money market instruments and cash equivalents. Floaters are debt securities with a variable interest rate that is tied to another interest rate such as a money market index or Treasury bill rate. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. As part of the Portfolio's principal strategies, the Subadvisor may use a variety of investment practices such as mortgage dollar roll transactions, transactions on a when-issued basis and portfolio securities lending. In a mortgage dollar roll transaction the Portfolio sells a mortgage-backed security from its portfolio to another party, and agrees to buy a similar security from the same party at a later date. A when-issued security is a security that, although authorized, has not yet been issued. The price (or yield) of such security is fixed at the time of purchase but delivery and payment take place at a later date.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy and meaningful changes in the issuer's financial condition.

PRINCIPAL RISKS -- The value of debt securities fluctuate depending upon various factors, including interest rates, issuer creditworthiness, prepayment, market conditions and maturities.

You could lose money by investing in the Portfolio. Investments in the Portfolio are not guaranteed, even though some of the Portfolio's investments are guaranteed by the U.S. government or its agencies or instrumentalities.

Principal investments also include derivatives, such as mortgage-related and asset-backed securities. The Portfolio may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Portfolio may lose money using derivatives. The use of derivatives may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of risk assumed.

The Portfolio's use of investment practices such as mortgage dollar rolls, forward commitments, transactions on a when-issued basis and securities lending also presents certain risks. The principal risk of mortgage-dollar roll transactions is that the security the Portfolio receives at the end of the transaction is worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction. The principal risk of transactions involving when-issued securities is that the security will be worth less when it is issued or received than the price the Portfolio agreed to pay when it made the commitment. The principal risk of securities lending is that the financial institution that borrows securities from the Portfolio could go bankrupt and the Portfolio might not be able to recover the securities or their value.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Portfolio) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


GOVERNMENT PORTFOLIO -- INITIAL CLASS   QUARTER/YEAR  RETURN
Highest Return/Best Quarter                 2/95       5.52%
Lowest Return/Worst Quarter                 2/04      -2.74%

         AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                   1 YEAR   5 YEARS   10 YEARS
Government Portfolio --
  Initial Class                    3.33%     6.71%     6.84%
Lehman Brothers Government Bond
  Index(1)                         3.48%     7.48%     7.46%

(1) The Lehman Brothers(R) Government Bond Index is an unmanaged index comprised of all publicly issued, nonconvertible, domestic debt of the U.S. government or any of its agencies, quasi-federal corporations, or corporate debt guaranteed by the U.S. government. Total returns assume the reinvestment of all income and capital gains. You cannot invest directly in an index.

[GOVERNMENT PORTFOLIO BAR CHART]

95                                                                               16.72
96                                                                                2.28
97                                                                                9.48
98                                                                                9.00
99                                                                               -1.74
00                                                                               12.22
01                                                                                6.64
02                                                                                9.85
03                                                                                1.88
04                                                                                3.33

                 Annual Total Returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                  INITIAL
                                                   CLASS
                                                  -------
    Advisory Fee                                   0.30%
    Distribution and Service (12b-1) Fees          None
    Other Expenses
    (includes Administration Fee of 0.20%)         0.29%
    Total Portfolio Operating Expenses             0.59%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $60        $189        $329         $738

                MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO

INVESTMENT OBJECTIVES -- The High Yield Corporate Bond Portfolio's investment objective is to maximize current income through investment in a diversified portfolio of high yield, high risk debt securities which are ordinarily in the lower rating categories of recognized rating agencies (that is, rated Baa to B by Moody's or BBB to B by S&P). Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES -- Under normal circumstances, the Portfolio invests at least 80% of its assets in high yield corporate debt securities, including all types of high yield domestic and foreign corporate debt securities that are rated below investment grade by Moody's or S&P or that are unrated but that are considered by MacKay Shields LLC, the Portfolio's Subadvisor, to be of comparable quality.

INVESTMENT PROCESS -- In pursuing the Portfolio's investment strategy, the Subadvisor seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Portfolio's principal investments include domestic corporate debt securities, Yankee (dollar-denominated) debt securities, zero coupon bonds and U.S. government securities. The Fund's high-yield investments may also include convertible corporate bonds and loan participation interests (eg., bank debt). Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest. They are issued at a significant discount to face value and tend to be more volatile than conventional debt securities. The Portfolio may invest up to 20% of its net assets in equity securities and may invest up to 20% of its net assets in securities rated lower than B by Moody's and S&P.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, meaningful changes in the issuer's financial condition and competitiveness.

PRINCIPAL RISKS -- The value of debt securities fluctuates depending upon various factors, including interest rates, issuer creditworthiness, market conditions and maturities. Investment in common stocks and other equity securities is particularly subject to risks of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

The Portfolio principally invests in high yield debt securities ("junk bonds") which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can be also subject to greater price volatility.

Since the Portfolio invests in foreign securities, it can be subject to various risks of loss that are different from the risks of investing in securities of U.S. companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax or currency laws, and changes in monetary policy. These risks are likely to be greater in emerging market countries than in developed market countries.

Investments in loan participation interests are subject to the risk that there may not be a readily available market which in some cases could result in the Portfolio disposing of such security at a substantial discount from face value or holding such security until maturity. In addition, the credit risk associated with investments in loan participation interests may include the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Portfolio purchased such loan participation interests.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Portfolio) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


HIGH YIELD CORPORATE BOND
PORTFOLIO --
 INITIAL CLASS                          QUARTER/YEAR  RETURN
Highest Return/Best Quarter                 2/03      12.05%
Lowest Return/Worst Quarter                 4/00      -7.85%

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

                                                                                   SINCE
                                                                                 INCEPTION
                                                              1 YEAR   5 YEARS    5/1/95
High Yield Corporate Bond Portfolio -- Initial Class          12.72%    9.15%       10.44%
Credit Suisse First Boston(TM) High Yield Index(1)            11.95%    8.17%        8.17%

(1) The Credit Suisse First Boston(TM) High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by S&P and Baa by Moody's. Total returns assume reinvestment of all income and capital gains. You cannot invest directly in an index.

[HIGH YIELD CORPORATE BOND PORTFOLIO BAR CHART]

96                                                                               17.16
97                                                                               13.03
98                                                                                2.66
99                                                                               12.84
00                                                                               -5.87
01                                                                                4.91
02                                                                                2.05
03                                                                               36.37
04                                                                               12.72

                 Annual Total Returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee                                     0.30%
    Distribution and Service (12b-1) Fees            None
    Other Expenses
    (includes Administration Fee of 0.20%)           0.29%
    Total Portfolio Operating Expenses               0.59%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $60        $189        $329        $  738

                     MAINSTAY VP CASH MANAGEMENT PORTFOLIO

INVESTMENT OBJECTIVE -- The Cash Management Portfolio's investment objective is to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES -- MacKay Shields LLC is the Portfolio's Subadvisor. The Portfolio invests in short-term dollar-denominated securities, maturing in 397 days (13 months) or less. The weighted average portfolio maturity will not exceed 90 days. These securities may include U.S. government securities; bank and bank holding company obligations, such as CDs and bankers' acceptances; commercial paper, which is short-term, unsecured loans to corporations; other corporate loans of one year or less; and dollar-denominated loans to U.S. and foreign issuers and securities of foreign branches of U.S. banks and foreign banks, such as negotiable CDs, also known as Eurodollars. These securities may be variable rate notes, floating rate notes and mortgage-related and asset-backed securities. Mortgage-related securities (including mortgage-backed securities) are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers. The values of asset-backed securities are based on underlying pools of other receivables. Variable rate notes are debt securities that provide for periodic adjustments in their interest rate. Floaters are debt securities with a floating rate of interest that is tied to another interest rate such as a money market index or Treasury bill rate. All securities purchased by the Portfolio must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940 which are designed to mitigate the risk of loss. There must be a reasonable expectation that at any time until the final maturity of a floating or variable rate instrument or the period remaining until the principal amount can be recovered through demand, the market value of the floating or variable rate instrument will approximate its amortized cost.

PRINCIPAL RISKS -- An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. This could occur because of highly unusual market conditions or a sudden collapse in the creditworthiness of a company once believed to be an issuer of high-quality, short-term securities.


Since the Portfolio invests in dollar-denominated foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. based issuers. These include political and economic instability, less publicly available issuer information and changes in U.S. or foreign tax or currency laws.


The Portfolio's principal investments include derivatives such as variable rate instruments, floaters and mortgage-related and asset-backed securities. If the Subadvisor is wrong about its creditworthiness assessments, expectations of changes in interest rates or market conditions, as a result of an investment or its use of derivatives the Portfolio could suffer a loss.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


CASH MANAGEMENT PORTFOLIO -- INITIAL     QUARTER/YEAR  RETURN
CLASS
Highest Return/Best Quarter                  3/00       1.56%
Lowest Return/Worst Quarter                  1/04       0.14%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                     1 YEAR   5 YEARS   10 YEARS
Cash Management Portfolio --
  Initial Class                      0.85%     2.53%       3.84%
Lipper Money Market Funds Index(1)   0.78%     2.47%       3.78%

(1) The Lipper Money Market Funds Index is an equally weighted performance index adjusted for capital gains distributions and income dividends of the largest qualifying funds in the investment objective. The funds invest in high-quality financial instruments rated in the top two grades with a dollar-weighted average maturity of less than 90 days.

[CASH MANAGEMENT PORTFOLIO BAR CHART]

95                                                                               5.59
96                                                                               4.95
97                                                                               5.25
98                                                                               5.18
99                                                                               4.84
00                                                                               6.06
01                                                                               3.84
02                                                                               1.36
03                                                                               0.67
04                                                                               0.85

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                      INITIAL
                                       CLASS
                                      -------
Advisory Fee(1)                          0.25%
Distribution and Service (12b-1)
  Fees                                   None
Other Expenses
(includes Administration Fee of
0.20%)                                   0.30%
Total Portfolio Operating Expenses       0.55%

(1) The advisory fee for the Portfolio is an annual percentage of the Fund's average daily net assets as follows: 0.25% up to $500 million and 0.20% in excess of $500 million.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $56        $176        $307         $689

                              INVESTMENT POLICIES

--------------------------------------------------------------------------------

The discussion of Principal Investment Strategies for some of the Portfolios states that the relevant Portfolio invests, under normal circumstances, at least 80% of its assets in a particular type of investment. For these purposes, "assets" means the Portfolio's net assets plus any borrowings for investment purposes. The 80% requirement must be complied with at the time the Portfolio invests its assets. Accordingly, where a Portfolio no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings but would have to make any new investments in such as way as to bring the portfolio into compliance with the 80% requirement. Contract holders will receive at least 60 days prior notice of any change in the policy of a Portfolio to invest at least 80% of its assets in the manner described above.

When the discussion states that the Portfolio invests "primarily" in a certain type or style of investments, this normally means that the Portfolio will invest, under normal circumstances, at least 65% of its assets (as defined above) in that type or style of investments.

                   MORE ABOUT INVESTMENT STRATEGIES AND RISKS

--------------------------------------------------------------------------------

Information about each Portfolio's principal investments, investment practices and principal risks appears at the beginning of the Prospectus. The information below further describes the investment practices and risks pertinent to one or more of the Portfolios. Additional information about the investment practices of the Portfolios and risks pertinent to these practices is included in the Statement of Additional Information (SAI) (see the back cover of this Prospectus).

DERIVATIVE SECURITIES

The value of derivatives is based on certain underlying equity or fixed-income securities, interest rates, currencies or indices. They may be hard to sell and are very sensitive to changes in the underlying security, interest rate, currency or index, and as a result can be highly volatile. If the Manager or Subadvisor is wrong about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss.

In addition, the leverage associated with inverse floaters, a type of derivative, may result in greater volatility in their market value than other income-producing securities. With respect to mortgage-backed and asset-backed securities, if interest rates fall, the underlying mortgages and debt may be paid off, reducing the value of a Portfolio's investments.

FOREIGN SECURITIES

Foreign securities are issued by companies organized outside the U.S. and are traded in markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing. For example, foreign investments could be more difficult to sell than U.S. investments. They also may subject a Portfolio to risks different from investing in domestic securities. Investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investment in emerging market countries presents risks in greater degree than those presented by investment in foreign issuers in countries with developed securities markets and more advanced regulatory systems.

Some foreign securities may be issued by companies organized outside the U.S. and are traded only or primarily in trading markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing. Some foreign securities may be issued by companies organized outside the U.S. but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, American Depositary Receipts and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are not subject to all the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities traded in U.S. securities markets.

Many of the foreign securities in which the Portfolios invest will be denominated in foreign currencies. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Portfolios' assets. However, a Portfolio may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques."

LENDING OF PORTFOLIO SECURITIES

Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board of Directors. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, a Manager or Subadvisor will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

LOAN PARTICIPATION INTERESTS

Loan participation interests, also referred to as "Participations," are fractional interests in an underlying corporate loan and may be purchased from an agent bank, co-lenders, or other holders of Participations. There are three types of Participations which a Portfolio may purchase. A Participation in a novation of a corporate loan involves a Portfolio assuming all the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. Second, a Portfolio may purchase a Participation in an assignment of all or a portion of a lender's interest in a corporate loan, in which case a Portfolio may be required generally to rely on the assigning lender to demand payment and to enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the underlying corporate loan. Third, a Portfolio may also purchase a Participation in a portion of the rights of a lender in a corporate loan, in which case, a Portfolio will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights against the agent bank or borrower. The Portfolio must rely on the lending institution for that purpose.

The principal credit risk associated with acquiring Participations from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. A Portfolio may incur additional credit risk, however, when it is in the position of participant rather than co-lender because the Portfolio must then assume the risk of insolvency of the co-lender from which the Participation was purchased and that of any person interposed between the Portfolio and the co-lender.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

Mortgage-backed and asset-backed securities are derivative securities whose value is based on underlying pools of loans that may include interests in pools of lower-rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The Manager's or the Subadvisor's ability to correctly forecast interest rates and other economic factors will impact the success of investments in mortgage-backed and asset-backed securities. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and, if the security has been purchased at a premium, the amount of some or all of the premium may be lost in the event of prepayment.

RISK MANAGEMENT TECHNIQUES

Various techniques can be used to increase or decrease a Portfolio's exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

These practices can be used in an attempt to adjust the risk and return characteristics of their portfolios of investments. When a Portfolio uses such techniques in an attempt to reduce risk it is known as "hedging." If a Portfolio's Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

SWAP AGREEMENTS

Certain of the Portfolios may enter into interest rate, index and currency exchange rate swap agreements to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding that desired return.

Whether a Portfolio's use of swap agreements will be successful will depend on whether the Manager or the Subadvisor correctly predicts movements in interest rates, indices and currency exchange rates. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, with swap agreements the other party could go bankrupt and a Portfolio could lose the value of the security it should have received in the swap.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

Debt securities are often issued on a when-issued basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. During the period between purchase and settlement, no payment is made by the Portfolio and no interest accrues to the Portfolio. The market value of the when-issued securities on the settlement date may be more or less than the purchase price payable at settlement date. Similarly, a Portfolio may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedures and risks exist for forward commitments as for when-issued securities.

RISKS OF INVESTING IN HIGH YIELD DEBT
("JUNK BONDS")

High yield debt securities rated lower than Baa by Moody's or BBB by S&P or, if not rated, determined to be of equivalent quality by the Manager or Subadvisor are sometimes referred to as junk bonds and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

TEMPORARY DEFENSIVE INVESTMENTS

In times of unusual or adverse conditions, for temporary defensive purposes, or for liquidity purposes, each Portfolio may invest outside the scope of its principal investment focus. During such times, a Portfolio may not invest in accordance with its investment objective or investment strategies and, as a result, there is no assurance that the Portfolio will achieve its investment objective. Under such conditions, each Portfolio may invest without limit in money market and other investments. In addition, under such conditions, the International Equity Portfolio may invest without limit in equity securities of U.S. issuers and bonds and the High Yield Corporate Bond Portfolio may invest without limit in securities rated A or higher by Moody's or S&P and in U.S. government securities.

PORTFOLIO TURNOVER

Portfolio turnover measures the amount of trading a Portfolio does during the year. Due to their trading strategies, some of the Portfolios may experience a portfolio turnover rate of over 100%. Portfolio turnover information for each Portfolio is found in the Financial Highlights section. The use of certain investment strategies may generate increased portfolio turnover. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Portfolio).

                          THE FUND AND ITS MANAGEMENT

--------------------------------------------------------------------------------

The Fund's Directors oversee the actions of the Manager and Subadvisors and decide on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business of the Fund.

     THE MANAGER

New York Life Investment Management LLC ("NYLIM" or the "Manager"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054, is the Manager to each Portfolio. NYLIM was formed as an independently managed indirect wholly-owned subsidiary of New York Life Insurance Company in April 2000. As of December 31, 2004, NYLIM and its affiliates managed approximately $189 billion in assets.

In conformity with the stated policies of the Portfolios, NYLIM administers each Portfolio's business affairs and manages the investment operations of each Portfolio and the composition of the portfolio of each Portfolio, subject to the supervision of the Board of Directors. These advisory services are provided pursuant to Management Agreements with regard to the Mid Cap Core, Mid Cap Growth, Mid Cap Value and Small Cap Growth Portfolios and Investment Advisory Agreements with regard to the remaining Portfolios. NYLIM, with the approval of the Board of Directors, may select and employ Subadvisors and, if it does so, NYLIM monitors the Subadvisors' investment programs and results, and coordinates the investment activities of the Subadvisors to help ensure compliance with regulatory restrictions. The Subadvisors, subject to the supervision of NYLIM, are responsible for deciding which portfolio securities to purchase and sell for their respective Portfolios and for placing those Portfolios' portfolio transactions. NYLIM pays the fees of each Portfolio's Subadvisor. The Subadvisory Agreements can be terminated by NYLIM or by the Board of Directors, in which case the Subadvisors would no longer manage the Portfolio. NYLIM manages directly four Portfolios and retains Subadvisors for the remaining Portfolios as described below.

NYLIM also provides administrative services to each of the Portfolios. NYLIM provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolios excluding those maintained by the Portfolios' Custodian, except those as to which NYLIM has supervisory functions, and other than those being maintained by NYLIM or the Subadvisors. NYLIM pays the salaries and expenses of all personnel affiliated with the Portfolios, and all the operational expenses that are not the responsibility of the Portfolios, including the fees paid to the Subadvisor. These administrative services are provided to the Mid Cap Core, Mid Cap Growth, Mid Cap Value and Small Cap Growth Portfolios pursuant to the Management Agreements referenced above. These services are provided to the other Portfolios pursuant to separate Administration Agreements.

For the fiscal year ended December 31, 2004, the Fund, on behalf of the Mid Cap Core, Mid Cap Growth, Mid Cap Value and Small Cap Growth Portfolios, paid NYLIM an aggregate fee for investment advisory and administrative services performed at an annual percentage of the average daily net assets of that Portfolio as follows:

                                              ANNUAL RATE
                                              -----------
Mid Cap Core Portfolio......................     0.79%
Mid Cap Growth Portfolio....................     0.75%
Mid Cap Value Portfolio.....................     0.70%
Small Cap Growth Portfolio..................     0.71%

The 13 remaining Portfolios pay separate fees for advisory and administrative services. For the fiscal year ended December 31, 2004, the Fund, on behalf of these Portfolios, paid NYLIM an aggregate fee for investment advisory services performed at an annual percentage of the average daily net assets of that Portfolio as set forth below. In addition, each of the 13 Portfolios also pays NYLIM a monthly fee for administrative services performed and the facilities furnished by NYLIM at an annual rate of 0.20% of the average daily net assets of each Portfolio.

                                              ANNUAL RATE
                                              -----------
Bond Portfolio..............................     0.25%
Capital Appreciation Portfolio..............     0.36%
Cash Management Portfolio...................     0.25%
Common Stock Portfolio......................     0.25%
Convertible Portfolio.......................     0.36%
Government Portfolio........................     0.30%
High Yield Corporate Bond Portfolio.........     0.30%
International Equity Portfolio..............     0.60%
S&P 500 Index Portfolio.....................     0.10%
Value Portfolio.............................     0.36%
Income & Growth Portfolio...................     0.50%
Basic Value Portfolio.......................     0.60%
Growth Portfolio............................     0.50%

The payment of the investment management and the administration fees, as well as other operating expenses, will affect the S&P 500 Index Portfolio's ability to track the S&P 500(R) Index exactly.

NYLIM makes payments from its own resources to NYLIAC for providing a variety of recordkeeping, administrative, marketing, shareholder support and other services. These arrangements vary among the Portfolios and may amount to payments from NYLIM's own resources which are not expected to exceed .25% (exclusive of 12b-1 Fees) of the value of Portfolio assets. Payments from NYLIM's own resources do not change the purchase price of shares, the amount of shares that your investment purchases, the value of your shares, or the proceeds of any redemption.

Representatives of NYLIFE Securities, who solicit sales of the variable annuity products that invest in the Portfolios, may receive sales support from consultants employed by NYLIAC, who are also registered representatives of NYLIFE Securities/NYLIFE Distributors. These consultants may be eligible for additional compensation (by NYLIM, not the Fund) based on the proportion of initial premiums paid for the variable annuity product that are allocated to the Portfolios of the Fund.

Where NYLIM has retained a Subadvisor, the Subadvisor, under the supervision of NYLIM, is responsible for making the specific decisions about buying, selling and holding securities; selecting brokers and brokerage firms to trade for it; maintaining accurate records; and, if possible, negotiating favorable commissions and fees with the brokers and brokerage firms. For these services, the Subadvisor is paid a monthly fee by NYLIM, not the Portfolios. (See the SAI for the breakdown of fees.)

SUBADVISORS. Each Subadvisor is employed by NYLIM, subject to approval by the Board of Directors, and, where required, the shareholders of the applicable Portfolio. NYLIM recommends Subadvisors to the Fund's Board of Directors based upon its continuing quantitative and qualitative evaluation of the Subadvisor's skill in managing assets using specific investment styles and strategies.

Each Subadvisor has discretion to purchase and sell securities for the assets of its respective Portfolio in accordance with that Portfolio's investment objectives, policies and restrictions. Although the Subadvisors are subject to general supervision by the Fund's Board of Directors and NYLIM, these parties do not evaluate the investment merits of specific securities transactions.

MacKay Shields LLC, 9 West 57th Street, New York, New York 10019, is the Subadvisor to the Capital Appreciation, Cash Management, Convertible, Government, High Yield Corporate Bond, International Equity, Mid Cap Growth, Mid Cap Value, Small Cap Growth, Total Return and Value Portfolios. The firm was incorporated in 1969 as an independent advisory firm and was privately held until 1984 when it became a wholly-owned but autonomously managed subsidiary of New York Life Insurance Company ("New York Life"). Mac-

Kay Shields became a Delaware limited liability company in 1999. As of December 31, 2004, MacKay Shields managed approximately $39,208 million in assets.

American Century Investment Management, Inc., whose principal place of business is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111, serves as Subadvisor to the Income & Growth Portfolio. As of December 31, 2004, American Century managed over $98 billion in assets.

The Dreyfus Corporation, whose principal place of business is 200 Park Avenue, New York, New York 10166, serves as Subadvisor to the Basic Value Portfolio. As of December 31, 2004, The Dreyfus Corporation managed approximately $158 billion in assets.

Eagle Asset Management, Inc., whose principal place of business is 880 Carillon Parkway, St. Petersburg, Florida 33716, serves as Subadvisor to the Growth Portfolio. Eagle Asset Management is a wholly-owned subsidiary of Raymond James Financial, Inc., which together with its subsidiaries, provides a wide range of financial services to retail and institutional clients. As of December 31, 2004, Eagle Asset Management managed over $10.4 billion in assets.

     PORTFOLIO MANAGERS

NYLIM and each Sub-Advisor uses a team of portfolio managers and analysts acting together to manage each Portfolio's investments. The senior members of each Portfolio's management team who are jointly and primarily responsible for the Portfolio's day-to-day management are set forth below:

BASIC VALUE PORTFOLIO -- Brian C. Ferguson, J. David Macey, William E. Costello and Robert J. Eastman

BOND PORTFOLIO -- Donald F. Serek, Thomas Volpe, Jr. and Michael J. Pagano

CAPITAL APPRECIATION PORTFOLIO -- Rudolph C. Carryl and Edmund C. Spelman

CASH MANAGEMENT PORTFOLIO -- Claude Athaide and Christopher Harms

COMMON STOCK PORTFOLIO -- Harvey Fram

CONVERTIBLE PORTFOLIO -- Edward Silverstein and Edmund C. Spelman

GOVERNMENT PORTFOLIO -- Gary Goodenough, Christopher Harms and Joseph Portera

GROWTH PORTFOLIO -- Duane Eatherly and Ashi Parikh

HIGH YIELD CORPORATE BOND PORTFOLIO -- Donald E. Morgan and J. Matthew Philo

INCOME & GROWTH PORTFOLIO -- Kurt Borgwardt, John Schniedwind and Zili Zhang

INTERNATIONAL EQUITY PORTFOLIO -- Rupal J. Bhansali

MID CAP CORE PORTFOLIO -- Harvey Fram

MID CAP GROWTH PORTFOLIO -- Rudolph C. Carryl and Edmund C. Spelman

MID CAP VALUE PORTFOLIO -- Michael C. Sheridan and Richard A. Rosen

SMALL CAP GROWTH PORTFOLIO -- Rudolph C. Carryl and Edmund C. Spelman

S&P 500 INDEX PORTFOLIO -- Francis Ok

VALUE PORTFOLIO -- Richard A. Rosen

     PORTFOLIO MANAGER BIOGRAPHIES

The following section provides biographical information about each of the Portfolio's portfolio managers and certain other investment personnel. Additional information regarding the portfolio manager's compensation, other accounts managed by these portfolio managers and their ownership of shares of the Portfolios each manages is available in the Statement of Additional Information.

CLAUDE ATHAIDE, PH.D., CFA -- Mr. Athaide has managed the Cash Management Portfolio since March 1998. Mr. Athaide joined MacKay Shields in 1996 and became an Associate Director in 2001. Prior to joining MacKay Shields, Mr. Athaide taught graduate and undergraduate level statistics and computer programming courses at George Washington University and The Wharton School of the University of Pennsylvania and was a Quantitative Analyst with the Republic National Bank from May 1995 to August 1995. Mr. Athaide has over five years of investment experience. Mr. Athaide earned the right to use the Chartered Financial Analyst designation in 2000.

RUPAL J. BHANSALI -- Ms. Bhansali has managed the International Equity Portfolio since April 2001. Ms. Bhansali joined MacKay Shields as Managing Director and Head of the International Equity Products in 2001. Ms. Bhansali was previously the co-head of the international equity division at Oppenheimer Capital, where she managed various institutional and retail international equity portfolios. Earlier in her career, Ms. Bhansali worked in various capacities doing investment research and advisory work at Soros Fund Management, Crosby Securities and ICICI Ltd. She has 13 years of experience in the industry. Ms. Bhansali received her MBA in finance from the University of Rochester and her undergraduate and masters degrees in accounting from the University of Bombay.

KURT BORGWARDT, CFA -- Mr. Borgwardt has managed the Income & Growth Portfolio since its inception. Mr. Borgwardt, Senior Vice President and Senior Portfo-lio Manager, joined American Century in August 1990. He has a bachelor of arts from Stanford University and an MBA with a specialization in finance from the University of Chicago. He is a CFA charterholder.

RUDOLPH C. CARRYL -- Mr. Carryl has managed the Capital Appreciation, Mid Cap Growth, Small Cap Growth and Total Return Portfolios since inception. Mr. Carryl is a Senior Managing Director of MacKay Shields. He joined MacKay Shields as a Director in 1992 and has 24 years of investment management and research experience. Mr. Carryl was Research Director and Senior Portfolio Manager at Value Line, Inc. from 1978 to 1992.

WILLIAM E. COSTELLO -- Mr. Costello manages the Basic Value Portfolio. He is a portfolio manager at The Dreyfus Corporation and a Vice President at The Boston Company. Asset Management LLC ("The Boston Company"), manages the Basic Value Portfolio Mr. Costello is a dual employee of The Dreyfus Corporation and The Boston Company, each of which is a wholly-owned subsidiary of Mellon Financial Corporation. He is also Director of Domestic Equity Research at The Boston Company and serves as the energy sector research analyst for Dreyfus' US Large Capitalization Value disciplines. Previously, Mr. Costello served as an analyst in The Boston Company US Small and Mid Capitalization Value Investment Team. Prior to joining The Boston Company, he was a senior research analyst with Delphi Management, Inc., a value equity management firm in Boston. As an analyst at Delphi, Mr. Costello covered a wide range of global industries. He received an MBA, concentrating in Finance, from Boston University's School of Management and holds a Chartered Financial Analyst designation.

DUANE EATHERLY, CFA -- Mr. Eatherly is a portfolio manager of the Growth Portfolio. He has 11 years of investment experience and is the portfolio co-manager on Eagle's Institutional Growth team. Prior to joining Eagle in 1999, Mr. Eatherly served as Sector Manager for Technology Equities for Bank One Investment Advisors. He graduated in 1987 from Rose-Hulman Institute of Technology with a B.S. in Electrical Engineering and earned his M.B.A. with high distinction from Indiana University in 1992. Prior to attending Indiana University, Mr. Eatherly worked as an electrical engineer for Lockheed Corporation's F-117A Stealth Fighter Program. He is the holder of a Charter Financial Analyst designation.

ROBERT J. EASTMAN -- Mr. Eastman, portfolio manager at The Dreyfus Corporation and Senior Vice President at The Boston Company Asset Management LLC ("The Boston Company"), manages the Basic Value Portfolio serves as a quantitative research analyst. Mr. Eastman is a dual employee of The Dreyfus Corporation and The Boston Company, each of which is a wholly-owned subsidiary of Mellon Financial Corporation. Prior to joining The Boston Company, Mr. Eastman was a portfolio manager/quantitative analyst with Trinity Investment Management Corporation. He received his MBA from the Wharton School of Business. He holds a Chartered Financial Analyst designation.

BRIAN C. FERGUSON -- Mr. Ferguson, portfolio manager at The Dreyfus Corporation and Senior Vice President at The Boston Company Asset Management, LLC ("The Boston Company"), manages the Basic Value Portfolio. Mr. Ferguson is a dual employee of The Dreyfus Corporation and The Boston Company, each of which is a wholly-owned subsidiary of Mellon Financial Corporation. He is the Director of The Boston Company's US Large Cap Value Equity Portfolio Management Team and has been a member of Dreyfus since 1997. Brian holds an MBA from Columbia University's Business School with a concentration in Finance.

HARVEY FRAM, CFA -- Mr. Fram is the portfolio manager of the Common Stock and Mid Cap Core Portfolios. He joined NYLIM in March 2000. Mr. Fram was a Portfolio Manager and Research Strategist with Monitor Capital Advisors LLC from 1999 to 2001. Mr. Fram is responsible for the management of quantitative equity portfolios. Prior to joining Monitor, he was a quantitative equity research analyst at ITG, a technology based equity brokerage firm. Mr. Fram was awarded his Chartered Financial Analyst designation in 1999 and has an MBA from the Wharton School at the University of Pennsylvania.

GARY GOODENOUGH -- Mr. Goodenough became a manager of the Government Portfolio and the Total Return Portfolio in July 2000. Mr. Goodenough joined MacKay Shields as Managing Director and Co-Head of the Bond Team in 2000. Prior to joining MacKay Shields, Mr. Goodenough was a Senior Portfolio Manager at Loomis Sayles & Co. from December 1993 to May 2000. Prior to this, he was a Managing Director at Bear Stearns & Company and was a Managing Director of High Yield Bonds and Global Bonds at Salomon Brothers.

CHRISTOPHER HARMS -- Mr. Harms has managed the Total Return Portfolio since July 2000, the Government Portfolio from April 1999 until July 2000 and the Cash Management Portfolio since 2004. Mr. Harms is a Managing Director of MacKay Shields. Mr. Harms joined MacKay Shields as a Director in 1991 with more than 10 years prior investment management and research experience. Prior to joining the firm, Mr. Harms was employed at Bear Stearns in the Asset Management Division as a fixed income portfolio manager.

J. DAVID MACEY -- Mr. Macey manages the Basic Value Portfolio. He is a Senior Vice President at The Dreyfus Corporation and The Boston Company Asset Management, LLC ("The Boston Company"), manages the Basic Value Portfolio. Mr. Macey is a dual employee of The Dreyfus Corporation and The Boston Company, each of which is a wholly-owned subsidiary of Mellon Financial Corporation. He is responsible for the banking, brokers, insurance, savings and loan associations and REITs sectors. Mr. Macey also serves as the Chairman of Domestic Equity Research of The Boston Company. Prior to joining The Boston Company, he served as a vice president at Shawmut Bank, N.A. where he was responsible for investment research and corporate finance. He holds a BS from Massachusetts Institute of Technology and an MS from Northeastern University. Mr. Macey also completed four years of study in Finance in the Doctoral Program at the Harvard University Graduate School of Business Administration. In addition, he was a Research Associate at the Harvard University Graduate School of Business Administration and holds a Chartered Financial Analyst designation.

DONALD E. MORGAN, CFA -- Mr. Morgan has managed the High Yield Corporate Bond Portfolio since 1999. Mr. Morgan is a Managing Director and Head of the High Yield Division at MacKay Shields. He joined MacKay Shields in 1997 as an Associate Director, and was promoted to Director in 1999 and to Managing Director in 2000. Prior to joining MacKay Shields, he was a High Yield Analyst with Fidelity Management & Research. Prior thereto, he was an Engineer at QuesTech Inc. Mr. Morgan earned the right to use the Chartered Financial Analyst designation in 1998, and has 8 years experience in investment management and research.

FRANCIS J. OK -- Mr. Ok manages the S&P 500 Index Portfolio and is responsible for managing and running NYLIM Quantitative Strategies' trading desk. Mr. Ok has been an employee of NYLIM since March 2000. Previously, Mr. Ok was a portfolio manager and managed the trading desk at Monitor Capital Advisors LLC since 1994. Mr. Ok holds a B.S. in Economics from Northeastern University.

MICHAEL J. PAGANO -- Mr. Pagano is a Director in New York Life Investment Management's Securities Investment Group. His primary focus is on the investment-grade corporate bond portfolios. Prior to joining The Company in June, 2003, Mr. Pagano was a Vice-President and fixed income portfolio manager at Fiduciary Asset Management where he managed fixed income portfolios benchmarked against the Lehman Aggregate Index. Earlier in his career, Mr. Pagano was an institutional mortgage-backed and structured products sales specialist at Merrill Lynch and Banc of America Securities, as well as Director of Marketing for Neuberger & Berman's Wrap Fee Management Group. Mr. Pagano holds a B.A. in Economics and Political Science from Amherst College and an M.B.A., with a concentration in finance, from the University of Chicago Graduate School of Business.

ASHI PARIKH -- Mr. Parikh has managed the Growth Portfolio since April 1999. He is Chief Investment Officer and Senior Managing Director of the Institutional Growth Advisers Division of Eagle Asset Management, Inc. Mr. Parikh joined Eagle in 1999 from Banc One Investment Advisors, Inc., where he was Managing Director of their Growth Equity Team. He joined Banc One Corporation in 1992 and Banc One Investment Advisors in 1994.

J. MATTHEW PHILO, CFA -- Mr. Philo has managed the High Yield Corporate Bond Portfolio since 2001. Mr. Philo joined MacKay Shields in 1996 from Thorsell, Parker Partners Inc. where he was an analyst and portfolio manager focusing on mid-cap companies. He was previously with Moran Asset Management as an equity portfolio manager and analyst. Mr. Philo has earned the right to use the Chartered Financial Analyst designation and has 19 years of investment management and research experience. He received a BA in Economics from the State University of New York at Albany and a MBA in Finance from New York University.

JOSEPH PORTERA -- Mr. Portera has managed the Government Portfolio since July 2000. Mr. Portera is a Managing Director of MacKay Shields specializing in foreign and domestic government bonds. He returned to MacKay Shields in December 1996 after working at Fiduciary Trust Company International as a portfolio manager in international bonds. Mr. Portera joined MacKay Shields in 1991.

RICHARD A. ROSEN -- Mr. Rosen has managed the Mid Cap Value and the Value Portfolios since 1999 and the Total Return Portfolio since 2004. Mr. Rosen is a Senior Managing Director of MacKay Shields and specializes in equity securities. He joined MacKay Shields in January 1999 after working as a Managing Director and equity portfolio manager at Prudential Investments from August 1991 to January 1999.

JOHN SCHNIEDWIND, CFA -- Mr. Schniedwind has managed the Income & Growth Portfolio since its inception. Mr. Schniedwind, Chief Investment
Officer -- Quantitative Equity, joined American Century in 1982. He has degrees from Purdue University and an MBA in finance from the University of California-Berkeley. He is a CFA charterholder.

DONALD F. SEREK -- Mr. Serek has managed the Bond Portfolio since April 2000. He has been a Portfolio Manager with NYLIM since April 2000. He joined New York Life in 1997 as a corporate bond specialist. Prior thereto, he was a Senior Analyst at Citicorp Securities where he analyzed global power, sovereign, supranational, telecommunications and media issuers for five years. Earlier in his career he held positions in Citibank's Corporate Financial Analysis and International Banking and Finance Groups.

MICHAEL C. SHERIDAN -- Mr. Sheridan has managed the Mid Cap Value Portfolio since inception. Mr. Sheridan is a Director of MacKay Shields and specializes in equity securities. He joined MacKay Shields in 1996. Prior to joining MacKay Shields, he was with Arnhold & S. Bleichroeder Capital where he was responsible for value equity analysis. Mr. Sheridan has 16 years research and investment management experience.

EDWARD SILVERSTEIN -- Mr. Silverstein has managed the Convertible Portfolio since 2001. Mr. Silverstein joined MacKay Shields in 1998 as an Associate and was a Research Analyst in the Equity Division. He became an Associate Director in 2000. Prior to joining MacKay Shields, Mr. Silverstein was a portfolio manager at The Bank of New York from 1995 to 1998.

EDMUND C. SPELMAN -- Mr. Spelman has managed the Convertible Portfolio since September 1999 and has managed the Capital Appreciation, Mid Cap Growth, Small Cap Growth and Total Return Portfolios since inception. Mr. Spelman is a Senior Managing Director of MacKay Shields and specializes in equity securities. He joined MacKay Shields in 1991 after working as a securities analyst at Oppenheimer & Co., Inc. from 1984 to 1991.

THOMAS VOLPE, JR. -- Mr. Volpe became a portfolio manager of the Bond Portfolio in April 2003. Mr. Volpe is a Second Vice President in NYLIM's Securities Investment Group. He joined the Public Fixed Income Group of NYLIM in May 2000. Prior to that, he was a Treasury Cash Manager for the Treasury Department of New York Life Insurance Company where he earned the credential of Certified Cash Manager. He has been employed by New York Life Insurance Company since 1989 and has held a number of positions in the Securities Operations and Treasury Cash Management areas. Mr. Volpe holds a BA in Economics from the State University of New York at Albany and a MBA in Finance from Adelphi University.

ZILI ZHANG -- Mr. Zhang, Vice President and Portfolio Manager/Director of Quantitative Research, joined American Century in January 1997 as a research analyst. He became a portfolio manager in 2002. He also manages the quantitative research team. He has a bachelor's degree in physics from the University of Science and Technology of China and a Ph.D in theoretical physics from the University of Texas at Austin.

                       PURCHASE AND REDEMPTION OF SHARES

--------------------------------------------------------------------------------

FAIR VALUATION, MARKET TIMING, AND PORTFOLIO HOLDINGS DISCLOSURE

Determining the Portfolio's Share Prices (NAV) and the Valuation of Securities

Shares in each of the Portfolios are offered to and are redeemed by the Separate Accounts at a price equal to their respective net asset value, or NAV, per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolios' shares.

Each Portfolio of the Fund generally calculates the value of its investments (also known as its net asset value, or NAV) at the close of regular trading on the New York Stock Exchange (usually 4:00 pm eastern time) every day the Exchange is open. The NAV per share for a class of shares is determined by dividing the value of a Portfolio's net assets attributable to that class by the number of shares of that class outstanding on that day. The value of a Portfolio's investments is generally based on current market prices (amortized cost, in the case of the Cash Management Portfolio). If current market values are not available or, in the judgment of the Manager, do not accurately reflect the fair value of a security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of a Portfolio's securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless the Manager or Subadvisor, in consultation with the Subadvisor, deems a particular event would materially affect NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. A Portfolio may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares. The NAV of a Portfolio's shares may change on days when shareholders will not be able to purchase or redeem shares.

The Board has adopted valuation procedures for the Fund and has delegated day-to-day responsibility for fair value determinations to the Fund's Valuation Committee. Determinations of the Valuation Committee are subject to review and ratification by the Board at its next scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The Fund expects to use fair value pricing for securities actively traded on U.S. exchanges only under limited circumstances (e.g., for thinly-traded securities where the market quotation is deemed unreliable, in response to security trading halts, or when an exchange closes early or does not open.) Certain Portfolios of the Fund may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, the Fund's fair valuation procedures include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available.

Excessive Purchases and Redemptions or Exchanges

The interests of the Fund's shareholders and the Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a Portfolio's investment strategies or negatively impact Portfolio performance. For example, the Manager or a Portfolio's Subadvisor might have to maintain more of a Portfolio's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. Shareholders that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by long-term shareholders.

The Fund is not intended to be used as a vehicle for short-term trading, and the Fund's Board of Directors has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of each Portfolio's shares in order to protect long-term shareholders of the Fund. Each Portfolio of the Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase, exchange or transfer order for any reason.

Shares of the Portfolios are generally held through insurance company separate accounts. The ability of the Fund to monitor transfers made by the contract holders in separate accounts maintained by New York Life Insurance and Annuity Corporation ("NYLIAC") is limited by the omnibus nature of these accounts. The Fund does not maintain data regarding individual contract holder transactions. The Fund's policy is that the Portfolios must rely on NYLIAC to both monitor market timing within a Portfolio and attempt to prevent it through its own policies and procedures. In situations in which the Fund becomes aware of possible market timing activity, it will notify NYLIAC in order to help facilitate the enforcement of its market timing policies and procedures. The Fund reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from NYLIAC that the Fund determines not to be in the best interest of the Portfolios. Contract holders should refer to the product prospectus for a description of the methods that NYLIAC may utilize to monitor and detect excessive or frequent trading in Portfolio shares. NYLIAC or the Fund may modify their procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the prevention or detection of excessive or frequent trading or to address specific circumstances.

While NYLIAC and the Fund discourage excessive short-term trading, there is no assurance that they will be able to detect all market timing activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. Neither NYLIAC nor the Fund has any arrangements to permit or accommodate frequent or excessive short-term trading.

Portfolio Holdings Information

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities holdings is available in the Fund's Statement of Additional Information. The Fund publishes quarterly a list of each Portfolio's ten largest holdings and publishes monthly a complete schedule of each Portfolio's holdings on the internet at www.mainstayfunds.com. You may also obtain this information by calling toll-free 1-800-598-2019. The portfolio holdings are made available as of the last day of each calendar month, approximately 30 days after the end of that month. In addition, disclosure of each Portfolio's top ten holdings is made quarterly approximately 15 days after the end of each fiscal quarter. The quarterly top ten holdings information is also provided in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

--------------------------------------------------------------------------------

     TAXES

Each Portfolio intends to elect and to qualify to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If each Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each Portfolio will be relieved of federal income tax on the amounts distributed.

In order for the Separate Accounts to comply with regulations under Section 817(h) of the Code, each Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of each Separate Account's proportionate share of the assets owned by each of the regulated investment companies in which it owns shares is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable.

Since the sole shareholders of the Fund will be Separate Accounts, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the Policies, see the attached prospectus for the Policy.

     DIVIDENDS AND DISTRIBUTIONS

The Cash Management Portfolio (which seeks to maintain a constant net asset value of $1.00 per share) will declare a dividend of its net investment income daily and distribute such dividend monthly; a shareholder of that Portfolio begins to earn dividends on the next business day following the receipt of the shareholder's investment by the Portfolio. Each Portfolio other than the Cash Management Portfolio declares and distributes a dividend of net investment income, if any, annually. Shareholders of each Portfolio, other than the Cash Management Portfolio, will begin to earn dividends on the first business day after the shareholder's purchase order has been received. Distributions reinvested in shares will be made after the first business day of each month following declaration of the dividend. Each Portfolio will distribute its net long-term capital gains, if any, after utilization of any capital loss carryforwards after the end of each fiscal year. The Portfolios may declare an additional distribution of investment income and capital gains in October, November or December (which would be paid before February 1 of the following year) to avoid the excise tax on income not distributed in accordance with the applicable timing requirements.

                              GENERAL INFORMATION

--------------------------------------------------------------------------------

     CUSTODIAN

For the Bond and Common Stock Portfolios, JP Morgan Chase & Co., 3 Chase Metro Tech Center, Brooklyn, New York 11245 is the custodian of the Portfolios' assets. For the remaining Portfolios, The Bank of New York, 100 Church Street, New York, New York 10286 is the custodian of the Portfolios' assets.

                              FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the Portfolios' financial performance for the past five years or, if shorter, the period of a Portfolio's operations. Certain information reflects financial results for a single portfolio share outstanding throughout each of the periods presented. The total returns in the table represent the rate that an investor would have earned on an investment in that portfolio (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's Financial Statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                 MAINSTAY VP BOND PORTFOLIO
                                                              ----------------------------------------------------------------
                                                                                       INITIAL CLASS
                                                              ----------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                                2004          2003          2002          2001          2000
SELECT PER SHARE DATA AND RATIOS                              ----------------------------------------------------------------
Net asset value at beginning of period......................  $  13.41      $  13.73      $  13.11      $  12.59      $  12.24
                                                              --------      --------      --------      --------      --------
Net investment income.......................................      0.47          0.52(b)       0.60          0.65          0.85
Net realized and unrealized gain (loss) on investments......      0.08          0.10          0.64          0.52          0.35
                                                              --------      --------      --------      --------      --------
Total from investment operations............................      0.55          0.62          1.24          1.17          1.20
                                                              --------      --------      --------      --------      --------
Less dividends and distributions:
  From net investment income................................     (0.50)        (0.59)        (0.61)        (0.65)        (0.85)
  From net realized gain on investments.....................     (0.15)        (0.35)        (0.01)           --            --
                                                              --------      --------      --------      --------      --------
Total dividends and distributions...........................     (0.65)        (0.94)        (0.62)        (0.65)        (0.85)
                                                              --------      --------      --------      --------      --------
Net asset value at end of period............................  $  13.31      $  13.41      $  13.73      $  13.11      $  12.59
                                                              ========      ========      ========      ========      ========
Total investment return.....................................      4.09%         4.52%         9.48%         9.27%         9.82%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................      3.36%         3.75%         4.93%         5.66%         6.37%
  Expenses..................................................      0.54%         0.54%         0.52%         0.52%         0.51%
Portfolio turnover rate.....................................       335%          149%           76%           54%           58%
Net assets at end of period (in 000's)......................  $421,046      $485,033      $481,740      $372,983      $257,573

------------

(a)  Commencement of Operations.
(b)  Per Share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Total return is not annualized.
(e)  Less than one tenth of a percent.
(f)  Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                         MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO
                                                           ----------------------------------------------------------------------
                                                                                       INITIAL CLASS
                                                           ----------------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                             2004           2003           2002           2001            2000
SELECT PER SHARE DATA AND RATIOS                           ----------------------------------------------------------------------
Net asset value at beginning of period...................  $  20.70      $    16.33      $  23.64      $    30.81      $    36.98
                                                           --------      ----------      --------      ----------      ----------
Net investment income (loss).............................      0.05            0.04(b)       0.02            0.02          (0.05)(b)
Net realized and unrealized gain (loss) on investments...      0.81            4.37         (7.31)          (7.17)          (3.73)
                                                           --------      ----------      --------      ----------      ----------
Total from investment operations.........................      0.86            4.41         (7.29)          (7.15)          (3.78)
                                                           --------      ----------      --------      ----------      ----------
Less dividends and distributions:
  From net investment income.............................     (0.05)          (0.04)        (0.02)          (0.02)             --
  From net realized gain on investments..................        --              --            --              --           (2.39)
                                                           --------      ----------      --------      ----------      ----------
Total dividends and distributions........................     (0.05)          (0.04)        (0.02)          (0.02)          (2.39)
                                                           --------      ----------      --------      ----------      ----------
Net asset value at end of period.........................  $  21.51      $    20.70      $  16.33      $    23.64      $    30.81
                                                           ========      ==========      ========      ==========      ==========
Total investment return..................................      4.16%          26.99%       (30.83%)        (23.22%)        (10.72%)
Ratios (to average net assets)/Supplemental Data:
  Net investment income (loss)...........................      0.24%           0.20%         0.11%           0.09%          (0.15%)
  Expenses...............................................      0.65%           0.64%         0.64%           0.63%           0.63%
Portfolio turnover rate..................................        34%             26%           72%             46%             33%
Net assets at end of period (in 000's)...................  $929,227      $1,011,538      $842,410      $1,345,799      $1,813,776

------------

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                           MAINSTAY VP CASH MANAGEMENT PORTFOLIO
                                                              ----------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                                2004          2003          2002          2001          2000
SELECT PER SHARE DATA AND RATIOS                              ----------------------------------------------------------------
Net asset value at beginning of year........................  $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                              --------      --------      --------      --------      --------
Net investment income.......................................      0.01          0.01          0.01          0.04          0.06
Net realized and unrealized gain on investments.............      0.00(a)       0.00(a)       0.00(a)       0.00(a)         --
                                                              --------      --------      --------      --------      --------
Total from investment operations............................      0.01          0.01          0.01          0.04          0.06
                                                              --------      --------      --------      --------      --------
Less dividends and distributions:
  From net investment income................................     (0.01)        (0.01)        (0.01)        (0.04)        (0.06)
  From net realized gain on investments.....................     (0.00)(a)     (0.00)(a)     (0.00)(a)     (0.00)(a)        --
                                                              --------      --------      --------      --------      --------
Total dividends and distributions...........................     (0.01)        (0.01)        (0.01)        (0.04)        (0.06)
                                                              --------      --------      --------      --------      --------
Net asset value at end of year..............................  $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                              ========      ========      ========      ========      ========
Total investment return.....................................      0.85%         0.67%         1.36%         3.84%         6.06%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................      0.83%         0.67%         1.33%         3.57%         5.87%
  Expenses..................................................      0.55%         0.55%         0.55%         0.54%         0.52%
Net assets at end of year (in 000's)........................  $308,660      $359,974      $518,348      $481,171      $305,915

------------

(a)  Less than one cent per share.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                              MAINSTAY VP COMMON STOCK PORTFOLIO
                                                             --------------------------------------------------------------------
                                                                                        INITIAL CLASS
                                                             --------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                               2004          2003          2002           2001            2000
SELECT PER SHARE DATA AND RATIOS                             --------------------------------------------------------------------
Net asset value at beginning of period.....................  $  18.75      $  14.98      $  19.99      $    24.28      $    27.78
                                                             --------      --------      --------      ----------      ----------
Net investment income......................................      0.28(c)       0.17(b)       0.16            0.14            0.15
Net realized and unrealized gain (loss) on investments.....      1.77          3.78         (5.01)          (4.29)          (1.06)
                                                             --------      --------      --------      ----------      ----------
Total from investment operations...........................      2.05          3.95         (4.85)          (4.15)          (0.91)
                                                             --------      --------      --------      ----------      ----------
Less dividends and distributions:
  From net investment income...............................     (0.28)        (0.18)        (0.16)          (0.14)          (0.15)
  From net realized gain on investments....................        --            --            --              --           (2.44)
                                                             --------      --------      --------      ----------      ----------
Total dividends and distributions..........................     (0.28)        (0.18)        (0.16)          (0.14)          (2.59)
                                                             --------      --------      --------      ----------      ----------
Net asset value at end of period...........................  $  20.52      $  18.75      $  14.98      $    19.99      $    24.28
                                                             ========      ========      ========      ==========      ==========
Total investment return....................................     10.90%        26.37%       (24.25%)        (17.09%)         (3.34%)
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income....................................      1.44%(c)      1.05%         0.89%           0.66%           0.55%
  Expenses.................................................      0.53%         0.52%         0.51%           0.50%           0.50%
Portfolio turnover rate....................................       151%           72%          120%             93%             77%
Net assets at end of period (in 000's).....................  $923,660      $864,373      $731,686      $1,059,832      $1,331,634

------------

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per
     share and 0.27%, respectively, resulting from a special
     one-time dividend from Microsoft Corp. that paid $3.00 per share.
(d)  Total return is not annualized.
(e)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                             MAINSTAY VP CONVERTIBLE PORTFOLIO
                                                              ----------------------------------------------------------------
                                                                                       INITIAL CLASS
                                                              ----------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                                2004          2003          2002          2001          2000
SELECTED PER SHARE DATA AND RATIOS                            ----------------------------------------------------------------
Net asset value at beginning of period......................  $  10.82      $   9.04      $  10.11      $  10.71      $  12.68
                                                              --------      --------      --------      --------      --------
Net investment income.......................................      0.21          0.27(b)       0.28          0.36(c)       0.42
Net realized and unrealized gain (loss) on investments......      0.45          1.74         (1.08)        (0.58)(c)     (1.00)
                                                              --------      --------      --------      --------      --------
Total from investment operations............................      0.66          2.01         (0.80)        (0.22)        (0.58)
                                                              --------      --------      --------      --------      --------
Less dividends and distributions:
  From net investment income................................     (0.22)        (0.23)        (0.27)        (0.38)        (0.42)
  From net realized gain on investments.....................        --            --            --            --         (0.97)
                                                              --------      --------      --------      --------      --------
Total dividends and distributions...........................     (0.22)        (0.23)        (0.27)        (0.38)        (1.39)
                                                              --------      --------      --------      --------      --------
Net asset value at end of period............................  $  11.26      $  10.82      $   9.04      $  10.11      $  10.71
                                                              ========      ========      ========      ========      ========
Total investment return.....................................      6.11%        22.23%        (7.91%)       (2.18%)       (5.02%)
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................      1.94%         2.71%         2.97%         3.86%(c)      4.25%
  Expenses..................................................      0.66%         0.67%         0.67%         0.67%         0.66%
Portfolio turnover rate.....................................       108%           76%           95%          171%          183%
Net assets at end of period (in 000's)......................  $291,995      $292,043      $204,263      $202,564      $168,085

------------

(a)  Commencement of Operations.
(b) Per share data based on average shares outstanding during the period.
(c) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting
     Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

          Decrease net investment income....................  $(0.00)(e)
          Increase net realized and unrealized gains and
           losses...........................................    0.00(e)
          Decrease ratio of net investment income...........   (0.11%)

(d)  Total return is not annualized.
(e)  Less than one cent per share.
(f)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                              MAINSTAY VP GOVERNMENT PORTFOLIO
                                                              ----------------------------------------------------------------
                                                                                       INITIAL CLASS
                                                              ----------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                                2004          2003          2002          2001          2000
SELECT PER SHARE DATA AND RATIOS                              ----------------------------------------------------------------
Net asset value at beginning of period......................  $  10.73      $  11.05      $  10.35      $  10.11      $   9.56
                                                              --------      --------      --------      --------      --------
Net investment income.......................................      0.45          0.36(b)       0.31          0.42(c)       0.62
Net realized and unrealized gain (loss) on investments......     (0.09)        (0.15)         0.71          0.25(c)       0.55
                                                              --------      --------      --------      --------      --------
Total from investment operations............................      0.36          0.21          1.02          0.67          1.17
                                                              --------      --------      --------      --------      --------
Less dividends:
  From net investment income................................     (0.46)        (0.53)        (0.32)        (0.43)        (0.62)
                                                              --------      --------      --------      --------      --------
Net asset value at end of period............................  $  10.63      $  10.73      $  11.05      $  10.35      $  10.11
                                                              ========      ========      ========      ========      ========
Total investment return.....................................      3.33%         1.88%         9.85%         6.64%        12.22%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................      3.63%         3.25%         3.94%         5.01%(c)      6.29%
  Expenses..................................................      0.59%         0.59%         0.59%         0.60%         0.60%
Portfolio turnover rate.....................................       113%          106%          146%          137%          311%
Net assets at end of period (in 000's)                        $275,674      $359,332      $432,816      $223,387      $130,390

------------

(a)  Commencement of Operations.
(b) Per share data based on average shares outstanding during the period.
(c) As required, effective January 1, 2001, the portfolio has adopted the provisions of the AICPA Audit and Accounting
     Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

          Decrease net investment income....................  $(0.04)
          Increase net realized and unrealized gains and
           losses...........................................    0.04
          Decrease ratio of net investment income...........   (0.39%)

(d)  Total Return is not annualized.
(e)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                     MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO
                                                            ------------------------------------------------------------------
                                                                                      INITIAL CLASS
                                                            ------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                               2004           2003           2002         2001          2000
SELECT PER SHARE DATA AND RATIOS                            ------------------------------------------------------------------
Net asset value at beginning of period....................  $     9.41     $     7.39      $   8.09     $   8.72      $  10.69
                                                            ----------     ----------      --------     --------      --------
Net investment income.....................................        0.70           0.75(b)       0.85         1.05(c)       1.32
Net realized and unrealized gain (loss) on investments....        0.47           1.93         (0.67)       (0.64)(c)     (1.96)
Net realized and unrealized gain (loss) on foreign
  currency................................................        0.02           0.01         (0.02)        0.01          0.02
                                                            ----------     ----------      --------     --------      --------
Total from investment operations..........................        1.19           2.69          0.16         0.42         (0.62)
                                                            ----------     ----------      --------     --------      --------
Less dividends and distributions:
  From net investment income..............................       (0.70)         (0.67)        (0.86)       (1.05)        (1.35)
  From net realized gain on investments...................          --             --            --           --         (0.00)(d)
                                                            ----------     ----------      --------     --------      --------
Total dividends and distributions.........................       (0.70)         (0.67)        (0.86)       (1.05)        (1.35)
                                                            ----------     ----------      --------     --------      --------
Net asset value at end of period..........................  $     9.90     $     9.41      $   7.39     $   8.09      $   8.72
                                                            ==========     ==========      ========     ========      ========
Total investment return...................................       12.72%         36.37%         2.05%        4.91%        (5.87%)
Ratios (to average net assets)/Supplemental Data:
  Net investment income...................................        7.40%          8.51%        10.44%       11.61%(c)     12.10%
  Expenses................................................        0.59%          0.60%         0.60%        0.58%         0.60%
Portfolio turnover rate...................................          39%            43%           49%          56%           64%
Net assets at end of period (in 000's)....................  $1,167,527     $1,114,766      $696,500     $684,738      $616,807

------------

(a)  Commencement of Operations.
(b) Per share data based on average shares outstanding during the period.
(c) As required, effective January 1, 2001 the Portfolio has adopted the provisions of the AICPA Audit and Accounting
     Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

          Decrease net investment income....................  $(0.00)(d)
          Increase net realized and unrealized gains and
           losses...........................................    0.00(d)
          Decrease ratio of net investment income...........   (0.03%)

(d)  Less than one cent per share.
(e)  Total return is not annualized.
(f)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                         MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO
                                                              ----------------------------------------------------------------
                                                                                       INITIAL CLASS
                                                              ----------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                                2004          2003          2002          2001          2000
SELECTED PER SHARE DATA AND RATIOS                            ----------------------------------------------------------------
Net asset value at beginning of period......................  $  12.13      $  9.48       $ 10.06       $ 11.90       $ 15.48
                                                              --------      -------       -------       -------       -------
Net investment income.......................................      0.19(b)      0.17(b)       0.11          0.11(b)       0.07(b)
Net realized and unrealized gain (loss) on investments......      1.84         2.61         (0.63)        (1.78)        (2.97)
Net realized and unrealized gain (loss) on foreign currency
  transactions..............................................      0.07         0.06          0.08         (0.00)(c)      0.12
                                                              --------      -------       -------       -------       -------
Total from investment operations............................      2.10         2.84         (0.44)        (1.67)        (2.78)
                                                              --------      -------       -------       -------       -------
Less dividends and distributions:
  From net investment income................................     (0.12)       (0.19)        (0.14)        (0.14)        (0.09)
  From net realized gain on investments.....................        --           --            --         (0.03)        (0.71)
                                                              --------      -------       -------       -------       -------
Total dividends and distributions...........................     (0.12)       (0.19)        (0.14)        (0.17)        (0.80)
                                                              --------      -------       -------       -------       -------
Net asset value at end of period............................  $  14.11      $ 12.13       $  9.48       $ 10.06       $ 11.90
                                                              ========      =======       =======       =======       =======
Total investment return.....................................     17.34%       30.00%        (4.41%)      (14.02%)      (18.06%)
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................      1.53%        1.67%         1.06%         1.04%         0.53%
  Expenses..................................................      0.99%        1.07%         1.11%         1.12%         1.01%
Portfolio turnover rate.....................................        49%         105%          102%          130%           28%
Net assets at end of period (in 000's)......................  $175,172      $95,754       $61,763       $55,515       $65,429

------------

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Total return is not annualized.
(e)  Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                        MAINSTAY VP MID CAP CORE PORTFOLIO
                                                              ------------------------------------------------------
                                                                                  INITIAL CLASS
                                                              ------------------------------------------------------
                                                                                                          JULY 2,
                                                                                                          2001(a)
                                                                                                          THROUGH
                                                                    YEAR ENDED DECEMBER 31,             DECEMBER 31,
                                                                2004          2003          2002            2001
SELECTED PER SHARE DATA AND RATIOS                            ------------------------------------------------------
Net asset value at beginning of period......................  $  11.01      $  8.16       $  9.40         $ 10.00
                                                              --------      -------       -------         -------
Net investment income.......................................      0.06         0.05(b)       0.02            0.02
Net realized and unrealized gain (loss) on investments......      2.39         2.84         (1.24)          (0.60)
                                                              --------      -------       -------         -------
Total from investment operations............................      2.45         2.89         (1.22)          (0.58)
                                                              --------      -------       -------         -------
Less dividends and distributions:
  From net investment income................................     (0.06)       (0.04)        (0.02)          (0.02)
  From net realized gain on investments.....................     (0.28)          --            --              --
                                                              --------      -------       -------         -------
Total dividends and distributions...........................     (0.34)       (0.04)        (0.02)          (0.02)
                                                              --------      -------       -------         -------
Net asset value at end of period............................  $  13.12      $ 11.01       $  8.16         $  9.40
                                                              ========      =======       =======         =======
Total investment return.....................................     22.27%       35.43%       (12.92%)         (5.86%)(c)
Ratios (to average net assets)/Supplement Data:
  Net investment income.....................................      0.70%        0.55%         0.39%           0.44%+
  Net expenses..............................................      0.98%        0.98%         0.98%           0.98%+
  Expenses (before reimbursement)...........................      1.04%        1.18%         1.34%           1.84%+
Portfolio turnover rate.....................................       185%         202%          217%             74%
Net assets at end of period (in 000's)......................  $128,178      $55,351       $27,936         $12,741

------------

(a)  Commencement of Operations.
(b)  Per Share data based on average shares outstanding during the period.
(c)  Total Return is not annualized.
(d)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                       MAINSTAY VP MID CAP GROWTH PORTFOLIO
                                                              -------------------------------------------------------
                                                                                   INITIAL CLASS
                                                              -------------------------------------------------------
                                                                                                           JULY 2,
                                                                                                           2001(a)
                                                                                                           THROUGH
                                                                    YEAR ENDED DECEMBER 31,             DECEMBER 31,
                                                                2004          2003          2002            2001
SELECTED PER SHARE DATA AND RATIOS                            -------------------------------------------------------
Net asset value at beginning of period......................  $   9.47      $  6.54       $  9.16          $ 10.00
                                                              --------      -------       -------          -------
Net investment loss (b).....................................     (0.03)       (0.04)        (0.05)           (0.02)
Net realized and unrealized gain (loss) on investments......      2.17         2.97         (2.57)           (0.82)
                                                              --------      -------       -------          -------
Total from investment operations............................      2.14         2.93         (2.62)           (0.84)
                                                              --------      -------       -------          -------
Net asset value at end of period............................  $  11.61      $  9.47       $  6.54          $  9.16
                                                              ========      =======       =======          =======
Total investment return.....................................     22.61%       44.78%       (28.59%)          (8.43%)(c)
Ratios (to average net assets)/Supplemental Data:
  Net investment loss.......................................     (0.32%)      (0.57%)       (0.67%)          (0.41%)+
  Net expenses..............................................      0.88%        0.97%         0.97%            0.97%+
  Expenses (before reimbursement)...........................      0.88%        0.97%         1.10%            1.79%+
Portfolio turnover rate.....................................        50%          38%          163%              57%
Net assets at end of period (in 000's)......................  $127,345      $83,839       $23,230          $13,967

------------

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                       MAINSTAY VP MID CAP VALUE PORTFOLIO
                                                              ------------------------------------------------------
                                                                                  INITIAL CLASS
                                                              ------------------------------------------------------
                                                                                                          JULY 2,
                                                                                                          2001(a)
                                                                                                          THROUGH
                                                                    YEAR ENDED DECEMBER 31,             DECEMBER 31,
                                                                2004          2003          2002            2001
SELECT PER SHARE DATA AND RATIOS                              ------------------------------------------------------
Net asset value at beginning of period......................  $  10.65      $   8.33      $  9.85         $ 10.00
                                                              --------      --------      -------         -------
Net investment income.......................................      0.10          0.11(b)      0.09            0.05
Net realized and unrealized gain (loss) on investments......      1.77          2.30        (1.52)          (0.15)
                                                              --------      --------      -------         -------
Total from investment operations............................      1.87          2.41        (1.43)          (0.10)
                                                              --------      --------      -------         -------
Less dividends and distributions:
  From net investment income................................     (0.10)        (0.09)       (0.09)          (0.05)
  From net realized gain on investments.....................     (0.11)           --           --              --
                                                              --------      --------      -------         -------
Total dividends and distributions...........................     (0.21)        (0.09)       (0.09)          (0.05)
                                                              --------      --------      -------         -------
Net asset value at end of period............................  $  12.31      $  10.65      $  8.33         $  9.85
                                                              ========      ========      =======         =======
Total investment return.....................................     17.54%        28.97%      (14.57%)         (1.03%)(c)
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................      1.08%         1.21%        1.39%           1.60%
  Net expenses..............................................      0.81%         0.84%        0.89%           0.89%
  Expenses (before reimbursement)...........................      0.81%         0.84%        0.92%           1.29%
Portfolio turnover rate.....................................        29%           34%          46%             21%
Net assets at end of period (in 000's)......................  $255,129      $141,877      $84,392         $29,821

------------

(a)  Commencement of Operations.
(b)  Per Share data based on average shares outstanding during the period.
(c)  Total Return is not annualized.
(d)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                           MAINSTAY VP S&P 500 INDEX PORTFOLIO
                                                         ------------------------------------------------------------------------
                                                                                      INITIAL CLASS
                                                         ------------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                            2004            2003           2002           2001            2000
SELECT PER SHARE DATA AND RATIOS                         ------------------------------------------------------------------------
Net asset value at beginning of period.................  $    22.40      $    17.68      $  23.14      $    26.88      $    30.50
                                                         ----------      ----------      --------      ----------      ----------
Net investment income..................................        0.37(b)(c)       0.27(b)      0.26            0.25            0.27
Net realized and unrealized gain (loss) on
  investments..........................................        1.98            4.72         (5.40)          (3.49)          (3.10)
                                                         ----------      ----------      --------      ----------      ----------
Total from investment operations.......................        2.35            4.99         (5.14)          (3.24)          (2.83)
                                                         ----------      ----------      --------      ----------      ----------
Less dividends and distributions:
  From net investment income...........................       (0.37)          (0.27)        (0.26)          (0.25)          (0.27)
  From net realized gain on investments................          --              --         (0.06)          (0.25)          (0.52)
  Return of capital....................................          --           (0.00)(d)        --              --              --
                                                         ----------      ----------      --------      ----------      ----------
Total dividends and distributions......................       (0.37)          (0.27)        (0.32)          (0.50)          (0.79)
                                                         ----------      ----------      --------      ----------      ----------
Net asset value at end of period.......................  $    24.38      $    22.40      $  17.68      $    23.14      $    26.88
                                                         ==========      ==========      ========      ==========      ==========
Total investment return................................       10.49%          28.19%       (22.21%)        (12.11%)         (9.32%)
Ratios (to average net assets)/Supplement Data:
  Net investment income................................        1.64%(c)        1.40%         1.25%           1.01%           0.94%
  Expenses.............................................        0.39%           0.39%         0.38%           0.37%           0.37%
Portfolio turnover rate................................           3%              3%            5%              4%              6%
Net assets at end of period (in 000's).................  $1,322,061      $1,239,412      $977,306      $1,326,940      $1,527,577

------------

(a)  Commencement of Operations.
(b)  Per Share data based on average shares outstanding during the period.
(c)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.07 per
     share and 0.32%, respectively, resulting from a special
     one-time dividend from Microsoft Corp. that paid $3.00 per share.
(d)  Less than one cent per share.
(e)  Total Return is not annualized.
(f)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                      MAINSTAY VP SMALL CAP GROWTH PORTFOLIO
                                                              ------------------------------------------------------
                                                                                  INITIAL CLASS
                                                              ------------------------------------------------------
                                                                                                          JULY 2,
                                                                                                          2001(a)
                                                                                                          THROUGH
                                                                    YEAR ENDED DECEMBER 31,             DECEMBER 31,
                                                                2004          2003          2002            2001
SELECT PER SHARE DATA AND RATIOS                              ------------------------------------------------------
Net asset value at beginning of period......................  $   9.96      $  7.03       $  9.55         $ 10.00
                                                              --------      -------       -------         -------
Net investment loss (b).....................................     (0.06)       (0.06)        (0.05)          (0.02)
Net realized and unrealized gain (loss) on investments......      0.99         2.99         (2.47)          (0.43)
                                                              --------      -------       -------         -------
Total from investment operations............................      0.93         2.93         (2.52)          (0.45)
                                                              --------      -------       -------         -------
Net asset value at end of period............................  $  10.89      $  9.96       $  7.03         $  9.55
                                                              ========      =======       =======         =======
Total investment return.....................................      9.40%       41.69%       (26.41%)         (4.52%)(c)
Ratios (to average net assets)/Supplemental Data:
  Net investment income (loss)..............................     (0.61%)      (0.73%)       (0.68%)         (0.50%)
  Net expenses..............................................      0.95%        0.95%         0.95%           0.95%
  Expenses (before reimbursement)...........................      1.14%        1.21%         1.29%           1.96%
Portfolio turnover rate.....................................       108%          65%          126%             55%
Net assets at end of period (in 000's)......................  $105,650      $90,085       $34,368         $20,435

------------

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                MAINSTAY VP VALUE PORTFOLIO
                                                              ----------------------------------------------------------------
                                                                                       INITIAL CLASS
                                                              ----------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                                2004          2003          2002          2001          2000
SELECT PER SHARE DATA AND RATIOS                              ----------------------------------------------------------------
Net asset value at beginning of period......................  $  14.96      $  11.91      $  15.35      $  16.21      $  15.00
                                                              --------      --------      --------      --------      --------
Net investment income.......................................      0.18          0.21(b)       0.20          0.23          0.20
Net realized and unrealized gain (loss) on investments......      1.51          3.04         (3.43)        (0.15)         1.73
                                                              --------      --------      --------      --------      --------
Total from investment operations............................      1.69          3.25         (3.23)         0.08          1.93
                                                              --------      --------      --------      --------      --------
Less dividends and distributions:
  From net investment income................................     (0.18)        (0.20)        (0.19)        (0.23)        (0.21)
  From net realized gain on investments.....................        --            --         (0.02)        (0.71)        (0.51)
                                                              --------      --------      --------      --------      --------
Total dividends and distributions...........................     (0.18)        (0.20)        (0.21)        (0.94)        (0.72)
                                                              --------      --------      --------      --------      --------
Net asset value at end of period............................  $  16.47      $  14.96      $  11.91      $  15.35      $  16.21
                                                              ========      ========      ========      ========      ========
Total investment return.....................................     11.28%        27.37%       (21.05%)        0.40%        12.89%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................      1.34%         1.60%         1.43%         1.53%         1.33%
  Expenses..................................................      0.65%         0.66%         0.65%         0.64%         0.64%
Portfolio turnover rate.....................................        81%           62%           64%           70%           90%
Net assets at end of period (in 000's)......................  $567,182      $418,992      $331,833      $404,174      $338,596

------------

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                           MAINSTAY VP INCOME & GROWTH PORTFOLIO
                                                              ----------------------------------------------------------------
                                                                                       INITIAL CLASS
                                                              ----------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                                2004          2003          2002          2001          2000
SELECT PER SHARE DATA AND RATIOS                              ----------------------------------------------------------------
Net asset value at beginning of period......................  $ 10.35       $  8.14       $ 10.24       $ 11.28       $ 12.74
                                                              -------       -------       -------       -------       -------
Net investment income.......................................     0.19(c)       0.14(b)       0.10          0.08          0.07
Net realized and unrealized gain (loss) on investments......     1.12          2.20         (2.10)        (1.04)        (1.44)
                                                              -------       -------       -------       -------       -------
Total from investment operations............................     1.31          2.34         (2.00)        (0.96)        (1.37)
                                                              -------       -------       -------       -------       -------
Less dividends and distributions:
  From net investment income................................    (0.19)        (0.13)        (0.10)        (0.08)        (0.07)
  From net realized gain on investments.....................       --            --            --            --         (0.02)
                                                              -------       -------       -------       -------       -------
Total dividends and distributions...........................    (0.19)        (0.13)        (0.10)        (0.08)        (0.09)
                                                              -------       -------       -------       -------       -------
Net asset value at end of period............................  $ 11.47       $ 10.35       $  8.14       $ 10.24       $ 11.28
                                                              =======       =======       =======       =======       =======
Total investment return.....................................    12.65%        28.69%       (19.52%)       (8.50%)      (10.73%)
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................     1.92%(c)      1.51%         1.09%         0.81%         0.66%
  Expenses..................................................     0.90%         0.94%         0.92%         0.88%         0.90%
Portfolio turnover rate.....................................       72%           79%           71%           61%           59%
Net assets at end of period (in 000's)......................  $76,526       $69,598       $58,153       $71,000       $75,189

------------

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.05 per
     share and 0.26%, respectively, resulting from a special
     one-time dividend from Microsoft Corp. that paid $3.00 per share.
(d)  Total return is not annualized.
(e)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                         MAINSTAY VP BASIC VALUE PORTFOLIO
                                          ----------------------------------------------------------------
                                                                   INITIAL CLASS
                                          ----------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                            2004          2003          2002          2001          2000
SELECT PER SHARE DATA AND RATIOS          ----------------------------------------------------------------
Net asset value at beginning of
  period................................  $ 10.18       $  8.01       $ 10.46       $ 11.29       $ 10.84
                                          -------       -------       -------       -------       -------
Net investment income...................     0.11          0.07(b)       0.06          0.07          0.07
Net realized and unrealized gain (loss)
  on investments........................     1.04          2.17         (2.45)        (0.56)         0.64
                                          -------       -------       -------       -------       -------
Total from investment operations........     1.15          2.24         (2.39)        (0.49)         0.71
                                          -------       -------       -------       -------       -------
Less dividends and distributions:
  From net investment income............    (0.10)        (0.07)        (0.06)        (0.07)        (0.07)
  From net realized gain on
    investments.........................       --            --            --         (0.27)        (0.19)
                                          -------       -------       -------       -------       -------
Total dividends and distributions.......    (0.10)        (0.07)        (0.06)        (0.34)        (0.26)
                                          -------       -------       -------       -------       -------
Net asset value at end of period........  $ 11.23       $ 10.18       $  8.01       $ 10.46       $ 11.29
                                          =======       =======       =======       =======       =======
Total investment return.................    11.37%        27.95%       (22.86%)       (4.51%)        6.59%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income.................     1.04%         0.87%         0.63%         0.80%         0.78%
  Expenses..............................     0.96%         0.99%         0.98%         0.99%         1.01%
Portfolio turnover rate.................       75%           73%           65%           74%          159%
Net assets at end of period (in
  000's)................................  $71,543       $62,229       $49,975       $59,220       $45,278

------------

(a)  Commencement of Operations.
(b)  Per Share data based on average shares outstanding during the period.
(c)  Total Return is not annualized.
(d)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                MAINSTAY VP GROWTH PORTFOLIO
                                                              ----------------------------------------------------------------
                                                                                       INITIAL CLASS
                                                              ----------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                                2004          2003          2002          2001          2000
SELECT PER SHARE DATA AND RATIOS                              ----------------------------------------------------------------
Net asset value at beginning of period......................  $  11.38      $   8.90      $  12.41      $  14.87      $  18.55
                                                              --------      --------      --------      --------      --------
Net investment income (loss)................................      0.02          0.02(b)       0.01         (0.01)(b)     (0.02)(b)
Net realized and unrealized gain (loss) on investments......     (0.29)         2.48         (3.51)        (2.45)        (1.69)
                                                              --------      --------      --------      --------      --------
Total from investment operations............................     (0.27)         2.50         (3.50)        (2.46)        (1.71)
                                                              --------      --------      --------      --------      --------
Less dividends and distributions:
  From net investment income................................     (0.02)        (0.02)        (0.01)           --            --
  From net realized gain on investments.....................        --            --            --            --         (1.97)
                                                              --------      --------      --------      --------      --------
Total dividends and distributions...........................     (0.02)        (0.02)        (0.01)           --         (1.97)
                                                              --------      --------      --------      --------      --------
Net asset value at end of period............................  $  11.09      $  11.38      $   8.90      $  12.41      $  14.87
                                                              ========      ========      ========      ========      ========
Total investment return.....................................     (2.32%)       28.05%       (28.21%)      (16.56%)       (9.97%)
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income (loss)..............................      0.22%         0.17%         0.07%        (0.10%)       (0.19%)
  Expenses..................................................      0.85%#        0.83%         0.81%         0.80%         0.80%
Portfolio turnover rate.....................................       117%          160%          168%          172%          363%
Net assets at end of period (in 000's)......................  $130,091      $154,082      $119,529      $180,447      $218,190

------------

(a)  Commencement of Operations.
(b)  Per Share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Total Return is not annualized.
(e)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 #   Includes fees paid indirectly which amounted to 0.03% of
     average net assets for the year ended December 31, 2004.
 +   Annualized.

MORE INFORMATION ABOUT THE PORTFOLIOS IS AVAILABLE FREE UPON REQUEST:

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides more details about the Portfolios. A current SAI is incorporated by reference into the Prospectus and has been filed with the SEC.

ANNUAL/SEMIANNUAL REPORTS

Provide additional information about the Portfolios' investments and include discussions of market conditions and investment strategies that significantly affected the Portfolios' performance during the last fiscal year.

TO OBTAIN INFORMATION:

Write to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 452, New York, New York 10010, or call 1-800-598-2019.

You can obtain information about the Portfolios (including the SAI) by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202-942-8090). Reports and other information about the Portfolios are available on the EDGAR Database on the SEC's website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN, OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, NYLIM OR THE SUBADVISORS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

[RECYCLE LOGO]
The MainStay VP Series Fund, Inc.
SEC File Number: 811-03833

MainStay VP Series Fund, Inc. Prospectus                            May 1, 2005

--------------------------------------------------------------------------------
                                                                               -

                                                                 MAINSTAY VP SERIES FUND, INC.
                                                                 OFFERS 14 PORTFOLIOS IN THIS
                                                                 PROSPECTUS
                                                                  Equity
                                                                 Capital Appreciation Portfolio........    page A-5
                                                                 Common Stock Portfolio................    page A-7
                                                                 Growth Portfolio (formerly Eagle Asset
                                                                   Management Growth Equity
                                                                   Portfolio)..........................    page A-9
                                                                 International Equity Portfolio........    page A-11
                                                                 S&P 500 Index Portfolio...............    page A-13
                                                                  Blended
                                                                 Basic Value Portfolio (formerly
                                                                   Dreyfus Large Company Value
                                                                   Portfolio)..........................    page A-15
                                                                 Convertible Portfolio.................    page A-17
                                                                 Income & Growth Portfolio (formerly
                                                                   American Century Income & Growth
                                                                   Portfolio)..........................    page A-19
                                                                 Total Return Portfolio................    page A-21
                                                                 Value Portfolio.......................    page A-23
                                                                  Income
                                                                 Bond Portfolio........................    page A-25
                                                                 Government Portfolio..................    page A-27
                                                                 High Yield Corporate Bond Portfolio...    page A-29
                                                                 Cash Management Portfolio.............    page A-31

INITIAL CLASS SHARES
NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 WHAT'S INSIDE?

--------------------------------------------------------------------------------
                                                                               -

                                                              PAGE
                                                              -----
THE FUND AND THE SEPARATE ACCOUNTS..........................    A-3
INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
  PRINCIPAL RISKS: AN OVERVIEW..............................    A-4
     Not insured............................................    A-4
     You could lose money...................................    A-4
     NAV will fluctuate.....................................    A-4
     More information.......................................    A-4
CAPITAL APPRECIATION PORTFOLIO..............................    A-5
COMMON STOCK PORTFOLIO......................................    A-7
GROWTH PORTFOLIO (formerly Eagle Asset Management Growth
  Equity Portfolio).........................................    A-9
INTERNATIONAL EQUITY PORTFOLIO..............................   A-11
S&P 500 INDEX PORTFOLIO.....................................   A-13
BASIC VALUE PORTFOLIO (formerly Dreyfus Large Company Value
  Portfolio)................................................   A-15
CONVERTIBLE PORTFOLIO.......................................   A-17
INCOME & GROWTH PORTFOLIO (formerly American Century Income
  & Growth Portfolio).......................................   A-19
TOTAL RETURN PORTFOLIO......................................   A-21
VALUE PORTFOLIO.............................................   A-23
BOND PORTFOLIO..............................................   A-25
GOVERNMENT PORTFOLIO........................................   A-27
HIGH YIELD CORPORATE BOND PORTFOLIO.........................   A-29
CASH MANAGEMENT PORTFOLIO...................................   A-31
INVESTMENT POLICIES.........................................   A-33
MORE ABOUT INVESTMENT STRATEGIES AND RISKS..................   A-33
     DERIVATIVE SECURITIES..................................   A-33
     FOREIGN SECURITIES.....................................   A-33
     LENDING OF PORTFOLIO SECURITIES........................   A-34
     LOAN PARTICIPATION INTERESTS...........................   A-34
     MORTGAGE-BACKED AND ASSET-BACKED SECURITIES............   A-34
     RISK MANAGEMENT TECHNIQUES.............................   A-34
     SWAP AGREEMENTS........................................   A-34
     WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS.........   A-35
     RISKS OF INVESTING IN HIGH YIELD DEBT ("JUNK BONDS")...   A-35
     TEMPORARY DEFENSIVE INVESTMENTS........................   A-35
     PORTFOLIO TURNOVER.....................................   A-35
THE FUND AND ITS MANAGEMENT.................................   A-35
PURCHASE AND REDEMPTION OF SHARES...........................   A-40
TAXES, DIVIDENDS AND DISTRIBUTIONS..........................   A-41
GENERAL INFORMATION.........................................   A-42
FINANCIAL HIGHLIGHTS........................................   A-43

                            ------------------------

                       THE FUND AND THE SEPARATE ACCOUNTS

--------------------------------------------------------------------------------
                                                                               -

This Prospectus describes Initial Class shares offered by MainStay VP Series Fund, Inc. (the "Fund"). The Fund, an open-end investment management company, is a Maryland corporation organized on June 3, 1983.

The Fund offers twenty-one separate series, each of which represents a separate portfolio of investments--the Initial Class shares of fourteen of these series are offered by the Fund in this Prospectus--the MainStay VP Income & Growth Portfolio ("Income & Growth") (formerly, American Century Income & Growth Portfolio), the MainStay VP Bond Portfolio ("Bond"), the MainStay VP Capital Appreciation Portfolio ("Capital Appreciation"), the MainStay VP Cash Management Portfolio ("Cash Management"), the MainStay VP Common Stock Portfolio ("Common Stock"), the MainStay VP Convertible Portfolio ("Convertible"), the MainStay VP Basic Value Portfolio ("Basic Value") (formerly, Dreyfus Large Company Value Portfolio), the MainStay VP Growth Portfolio ("Growth") (formerly, Eagle Asset Management Growth Equity Portfolio), the MainStay VP Government Portfolio ("Government"), the MainStay VP High Yield Corporate Bond Portfolio ("High Yield Corporate Bond"), the MainStay VP International Equity Portfolio ("International Equity"), the MainStay VP S&P 500 Index Portfolio ("S&P 500 Index"), the MainStay VP Total Return Portfolio ("Total Return") and the MainStay VP Value Portfolio ("Value") (each a "Portfolio" and collectively the "Portfolios"). Each Portfolio offers Initial Class and Service Class shares, except the Cash Management, which offers only Initial Class shares. In many respects, each Portfolio resembles a separate fund. At the same time, in certain important respects, the Fund is treated as a single entity.

Shares of the Portfolios are currently offered to certain Separate Accounts to fund variable annuity policies and variable life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") (collectively, "Policies" and individually, "Policy").

The terms "shareholder" or "shareholders" in this Prospectus refer to the Separate Accounts, and the rights of the Separate Accounts as shareholders are different from the rights of an owner of a Policy ("Owner"). The rights of an Owner are described in the Policy. The current prospectus for the relevant Policy (which accompanies this Prospectus) describes the rights of the Separate Accounts as shareholders and the rights of an Owner. The Separate Accounts invest in shares of the Portfolios in accordance with allocation instructions received from Owners.

The current prospectus for the Policy describes the Policy and the relationship between changes in the value of shares of the Portfolios and the benefits payable under a Policy.

             Investment Objectives, Principal Investment Strategies
                        and Principal Risks: An Overview

This Prospectus discusses fourteen Portfolios which invest for varying combinations of income and capital appreciation. Each of the Portfolios pursues somewhat different strategies to achieve its objective. Under normal market conditions, the Equity Portfolios invest primarily in equity securities, the Income Portfolios invest primarily in debt securities, and Blended Portfolios invest in a mix of equity and fixed income securities. Each of the Portfolios is managed by New York Life Investment Management LLC ("NYLIM" or the "Manager"). NYLIM is responsible for the day-to- day portfolio management of three of the Portfolios and has retained subadvisors for eleven of the Portfolios. In times of unusual or adverse conditions, each Portfolio may invest for temporary or defensive purposes outside the scope of its principal investment focus.

Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When you buy stock in a corporation you become part owner. The Portfolios may buy equity securities through stock exchanges, such as the New York Stock Exchange, the American Stock Exchange, or foreign stock exchanges, or in the over-the-counter market. There are many different types of equity securities, including stocks, convertible securities, American Depositary Receipts and others. Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid.

Both governments and private companies may raise needed cash by issuing or selling debt securities to investors. The Portfolios may buy debt securities directly from those governments and companies or in the secondary trading markets. There are many different types of debt securities, including bonds, notes, debentures and others. Some pay fixed rates of return; others pay variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount to be paid at maturity. The amount of interest paid is subject to many variables, including creditworthiness of the issuer, length of maturity of the security, market factors, and the nature of the debt instrument. Each of the Portfolios described in this Prospectus invests in particular types of debt securities, consistent with its own investment objective and strategies which are described in the succeeding pages of this Prospectus.

NOT INSURED
An investment in the Portfolios is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Cash Management Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

YOU COULD LOSE MONEY
Before considering an investment in one or more of the Portfolios, you should understand that you could lose money.

NAV WILL FLUCTUATE
The value of Portfolio shares, also known as the net asset value ("NAV"), will fluctuate based on the value of the Portfolio's holdings. Security values change. Investment in common stocks and other equity securities is particularly subject to the risks of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of a Portfolio's holdings. In the case of debt securities, security values change when interest rates change. Generally when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up. Other factors, such as changes in how the market views the creditworthiness of an issuer, changes in economic or market conditions, changes in relative values of currencies, the risks inherent in management's ability to anticipate such changes, and changes in the average maturity of a Portfolio's investment, can also affect security values and Portfolio share price.

MORE INFORMATION
The next section of this Prospectus gives you more detailed information about the investment objectives, policies, principal investment strategies, principal risks and performance of each of the Portfolios offered in this Prospectus. Please review it carefully.

                   MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO

INVESTMENT OBJECTIVE -- The Capital Appreciation Portfolio's investment objective is to seek long-term growth of capital. Dividend income, if any, is an incidental consideration.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests in securities of U.S. companies with investment characteristics such as:

- participation in expanding product or service markets,

- increasing unit sales volume,

- increasing return on investment, and

- growth in revenues and earnings per share superior to that of the average of common stocks comprising indices such as the S&P 500(R) Index.

INVESTMENT PROCESS -- The Portfolio maintains a flexible approach towards investing in various types of companies as well as types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets.

As a result, the Portfolio may invest in other securities which, in the judgment of MacKay Shields LLC, the Portfolio's Subadvisor, are ready for a rise in price, or are expected to undergo an acceleration in growth of earnings. The latter could occur because of special factors, such as: new management, new products, changes in consumer demand or changes in the economy.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, a decline in unit sales volume, a decrease in investment returns, or a deceleration in revenue and earnings growth.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities, therefore, may carry above-average risk, compared to common stock indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one, five, and ten years compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


CAPITAL APPRECIATION                    QUARTER/YEAR   RETURN
PORTFOLIO -- INITIAL CLASS
Highest Return/Best Quarter                 4/98       26.65%
Lowest Return/Worst Quarter                 1/01      -19.42%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                    1 YEAR   5 YEARS   10 YEARS
Capital Appreciation Portfolio --
  Initial Class                      4.16%   -8.91%      8.02%
S&P 500(R) Index(1)                 10.88%   -2.30%     12.07%
Russell 1000(R) Growth Index(2)      6.30%   -9.29%      9.59%

(1) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.
(2) The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[Annual Total Returns Bar Chart]

95                                                                               35.78
96                                                                               18.75
97                                                                               23.49
98                                                                               38.14
99                                                                               25.41
00                                                                              -10.72
01                                                                              -23.22
02                                                                              -30.83
03                                                                               26.99
04                                                                                4.16

                   Annual Total Returns (12/31)-Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee                                     0.36%
    Distribution and Service (12b-1) Fees            None
    Other Expenses (includes Administration Fee of
    0.20%)                                           0.29%
    Total Portfolio Operating Expenses               0.65%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $66        $208        $362        $  810

                       MAINSTAY VP COMMON STOCK PORTFOLIO

INVESTMENT OBJECTIVE -- The Common Stock Portfolio's investment objective is to seek long-term growth of capital, with income as a secondary consideration.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in common stocks.

INVESTMENT PROCESS -- NYLIM, the Portfolio's Manager, will seek to identify companies that are considered to have a high probability of outperforming the S&P 500(R) Index over the following six to twelve months. The underlying process for selecting stocks is based on a quantitative process that ranks stocks based on traditional value measures, earnings quality and technical factors. On occasion, trading strategies that seek to realize returns over shorter periods may be employed. The Portfolio normally invests in common stocks of well-established US companies, primarily those with large-capitalizations. The Portfolio invests in companies with market capitalizations that, at the time of investment, are similar to companies in the S&P 500(R) Index and the Russell 1000 Index. The Portfolio is managed with a core orientation (including growth and value equities). NYLIM uses a bottom up approach that assesses stocks based on their individual strengths, rather than focusing on the underlying sectors/industries of those stocks or on general economic trends.

The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. S&P 500(R) is a trademark of The McGraw-Hill Companies, Inc. The market capitalizations of companies in this index fluctuate; as of the date of this prospectus, they range from $624 million to $381.9 billion. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The market capitalizations of companies in this Index fluctuate; as of the date of this prospectus, they range from $484 million to $381.3 billion.

NYLIM may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, NYLIM may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

The principal risk of investing in value stocks is that they may never reach what NYLIM believes is their full value or that they may even go down in value.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Portfolio) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


COMMON STOCK PORTFOLIO -- INITIAL     QUARTER/YEAR   RETURN
CLASS
Highest Return/Best Quarter               4/99       23.35%
Lowest Return/Worst Quarter               1/01      -15.25%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                     1 YEAR   5 YEARS   10 YEARS
Common Stock Portfolio--
  Initial Class                      10.90%   -3.18%     11.05%
S&P 500(R) Index(1)                  10.88%   -2.30%     12.07%
Russell 1000(R) Index(2)             11.40%   -1.76%     12.16%

(1) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Total returns assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.
(2) The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[Bar Chart]

95                                                                               29.16
96                                                                                24.5
97                                                                               26.75
98                                                                               26.59
99                                                                               29.96
00                                                                               -3.34
01                                                                              -17.09
02                                                                              -24.25
03                                                                               26.37
04                                                                                10.9

                  Annual Total Returns (12/31) - Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee                                     0.25%
    Distribution and Service (12b-1) Fees            None
    Other Expenses
    (includes Administration Fee of 0.20%)           0.28%
    Total Portfolio Operating Expenses               0.53%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $54        $170        $296         $665

                         MAINSTAY VP GROWTH PORTFOLIO*

INVESTMENT OBJECTIVE -- The Growth Portfolio's investment objective is to seek growth through long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in equity securities, and invests primarily in U.S. common stocks. A majority of the Growth Portfolio's assets will be invested in common stock of companies with market capitalizations greater than $5 billion at the time of purchase.

INVESTMENT PROCESS -- The Portfolio invests in common stocks that Eagle Asset Management, Inc., the Portfolio's Subadvisor, believes have sufficient long-term growth potential to offer above average long-term capital appreciation. Companies in which the Portfolio invests will normally have at least one of the following characteristics at the time of purchase:

- expected earnings-per-share growth greater than the average of the S&P 500(R) Index, or

- expected revenue growth greater than the average of the S&P 500(R) Index, or

- relatively high return on equity.

Those securities that satisfy these quantitative criteria are then subjected to extensive fundamental analysis which focuses primarily on:

- the sustainability of the company's competitive advantage,

- the strength of its management team and, in particular, whether it has suitable experience, a clearly articulated vision and a history of strategic execution, and

- the ability of the company to improve its market share and thereby drive earnings growth.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate which is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

---------------
* Formerly MainStay VP Eagle Asset Management Growth Equity Portfolio.

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


GROWTH PORTFOLIO -- INITIAL CLASS     QUARTER/YEAR   RETURN
Highest Return/Best Quarter               4/99       44.97%
Lowest Return/Worst Quarter               3/01      -21.11%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                                        SINCE
                                                       INCEPTION
                                    1 YEAR   5 YEARS   5/1/98
Growth Portfolio --
  Initial Class                     -2.32%   -7.57%      4.20%
S&P 500(R) Index(1)                 10.88%   -2.30%      2.82%
Russell 1000(R) Growth Index(2)      6.30%   -9.29%     -0.43%

(1) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.
(2) The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[EAGLE ASSET MANAGEMENT GROWTH EQUITY PORTFOLIO BAR CHART]

99                                                                               65.50
00                                                                               -9.97
01                                                                              -16.56
02                                                                              -28.21
03                                                                               28.05
04                                                                               -2.32

                  Annual total returns (12/31) - Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee(1)                                  0.50%
    Distribution and Service (12b-1) Fees            None
    Other Expenses
    (includes Administration Fee of 0.20%)           0.35%
    Total Portfolio Operating Expenses               0.85%

(1) The Advisory Fee for the Portfolio is an annual percentage of the Fund's average daily net assets as follows: 0.50% up to $200 million and 0.40% in excess of $200 million.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $ 87       $271        $471        $1,049

                   MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO

INVESTMENT OBJECTIVE -- The International Equity Portfolio's investment objective is to seek long-term growth of capital by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio seeks to generate superior risk-adjusted returns by investing in quality companies that are currently undervalued. The Portfolio normally invests at least 80% of its assets in equity securities of issuers, wherever organized, who do business mainly outside the United States. Investments will be made in a variety of countries, with a minimum of five countries other than the United States. This includes countries with established economies as well as emerging market countries that MacKay Shields LLC, the Portfolio's Subadvisor, believes present favorable opportunities.

INVESTMENT PROCESS -- The Portfolio's Subadvisor seeks to identify investment opportunities by pursuing a bottom up, stock selection investment discipline. Proprietary, quantitative and qualitative tools are used to identify attractive companies. In-depth, original, fundamental research is performed on identified companies to assess their business and investment prospects. In conducting the research, particular attention is paid to the generation and utilization of cash flows, the returns on invested capital and the overall track record of management in creating shareholder value.

Portfolios are constructed by combining securities with low correlation. Quantitative tools are used for risk control at the portfolio level. Country allocations in the Portfolio are a result of the bottom up, stock selection process. To reduce risk, an attempt is made at the portfolio level to stay within a reasonable range of the key constituents of the benchmark, unless the stock selection process strongly argues against it.

The Portfolio may buy and sell currency on a spot basis and enter into foreign currency forward contracts for hedging purposes. In addition, the Portfolio may buy or sell foreign currency options, securities and securities index options and enter into swap agreements and futures contracts and related options. These techniques may be used for any legally permissible purpose, including to increase the Portfolio's return.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of foreign economies and meaningful changes in the issuer's financial condition and competitiveness.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Since the Portfolio principally invests in foreign securities, it will be subject to various risks of loss that are different from risks of investing in securities of U.S.-based companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information about issuers, changes in U.S. or foreign tax or currency laws, and changes in monetary policy. The risks are likely to be greater in emerging market countries than in developed market countries.

The Portfolio's investments include derivatives such as options and forwards. The Portfolio may use derivatives to enhance return or reduce the risk of loss of (hedge) certain of its holdings. Regardless of the purpose, the Portfolio may lose money using derivatives. The use of derivatives may increase the volatility of the Portfolio's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.

Due to its trading strategies, the Fund may experience a portfolio turnover rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


INTERNATIONAL EQUITY                    QUARTER/YEAR   RETURN
PORTFOLIO -- INITIAL CLASS
Highest Return/Best Quarter                 4/99       20.35%
Lowest Return/Worst Quarter                 3/98      -13.31%

         AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                                      SINCE
                                                    INCEPTION
                                 1 YEAR   5 YEARS    5/1/95
International Equity
  Portfolio --
  Initial Class                  17.34%    0.54%      7.50%
Morgan Stanley Capital
  International EAFE Index(1)    20.25%   -1.13%      5.21%

(1) The Morgan Stanley Capital International Europe, Australasia and Far East Index -- the MSCI EAFE Index -- is an unmanaged capitalization -- weighted index containing approximately 985 equity securities of companies located outside the U.S. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[International Equity Portfolio Bar Chart]

96                                                                               10.54
97                                                                                5.17
98                                                                               23.11
99                                                                               28.06
00                                                                              -18.06
01                                                                              -14.02
02                                                                               -4.41
03                                                                               30.00
04                                                                               17.34

                  Annual total returns (12/31) - Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.
ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee                                     0.60%
    Distribution and Service (12b-1) Fees            None
    Other Expenses
    (includes Administration Fee of 0.20%)           0.39%
    Total Portfolio Operating Expenses               0.99%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $101       $315        $547        $1,213

                      MAINSTAY VP S&P 500 INDEX PORTFOLIO

INVESTMENT OBJECTIVE -- The S&P 500 Index Portfolio's investment objective is to seek to provide investment results that correspond to the total return performance (and reflect reinvestment of dividends) of publicly traded common stocks represented by the S&P 500(R) Index.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its total assets in stocks in the S&P 500(R) Index in the same proportion, to the extent feasible, as they are represented in the S&P 500(R) Index.

The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Typically, companies included in the S&P 500(R) Index are the largest and most dominant firms in their respective industries. S&P 500(R) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by the Fund.

INVESTMENT PROCESS -- New York Life Investment Management LLC ("NYLIM"), the Portfolio's Manager, uses statistical techniques to determine which stocks are to be purchased or sold to replicate the S&P 500(R) Index to the extent feasible. From time to time, adjustments may be made in the Portfolio's holdings because of changes in the composition of the S&P 500(R) Index. The correlation between the performance of the Portfolio and the S&P 500(R) Index is expected to be at least 0.95, before fees and expenses, on an annual basis. A correlation of
1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Portfolio, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500(R) Index.

The Portfolio's investments also include S&P 500(R) Index futures that are used for cash management purposes.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings. There is no assurance that the investment performance of the Portfolio will equal or exceed that of the S&P 500(R) Index. If the value of the S&P 500(R) Index declines, the net asset value of shares of the Portfolio will also decline. The Portfolio's ability to mirror the S&P 500(R) Index may be affected by, among other things, transactions costs, changes in either the makeup of the S&P 500(R) Index or number of shares outstanding for the component stocks of the S&P 500(R) Index, and the timing and amount of contributions to, and redemptions from, the Portfolio by shareholders.

Consistent with its principal investment strategies, the Portfolio's investments include S&P 500(R) Index futures, which are a type of derivative. The Portfolio may lose money using derivatives. The use of derivatives may increase the volatility of the Portfolio's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


-------------------------------------------------------------------------
S&P 500 INDEX PORTFOLIO -- INITIAL CLASS            QUARTER/YEAR   RETURN
-------------------------------------------------------------------------
Highest Return/Best Quarter                             4/98       21.46%
-------------------------------------------------------------------------
Lowest Return/Worst Quarter                             3/02      -17.16%
-------------------------------------------------------------------------

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

--------------------------------------------------------------
                                  1 YEAR    5 YEARS   10 YEARS
--------------------------------------------------------------
S&P 500 Index Portfolio --
  Initial Class                    10.49%   -2.57%     11.73%
--------------------------------------------------------------
S&P 500(R) Index(1)                10.88%   -2.30%     12.07%
--------------------------------------------------------------

(1) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.



                   Annual total returns (12/31)-Initial Class
    [S&P 500 Index Portfolio Bar Chart]

95                                                                               36.89
96                                                                               22.42
97                                                                               32.84
98                                                                               28.49
99                                                                               20.70
00                                                                               -9.32
01                                                                              -12.11
02                                                                              -22.21
03                                                                               28.19
04                                                                               10.49

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee(1)                                  0.10%
    Distribution and Service (12b-1) Fees            None
    Other Expenses
    (includes Administration Fee of 0.20%)           0.29%
    Total Portfolio Operating Expenses               0.39%

(1) The Advisory Fee for the Portfolio is an annual percentage of the Fund's average daily net assets as follows: 0.10% up to $1 billion and 0.075% in excess of $1 billion.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).

----------------------------------------------------------------------
                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------------------
  Initial Class           $40        $125        $219         $493
----------------------------------------------------------------------

                       MAINSTAY VP BASIC VALUE PORTFOLIO*

INVESTMENT OBJECTIVE -- The Basic Value Portfolio's investment objective is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES -- Under normal circumstances, the Portfolio invests at least 80% of its assets in domestic and foreign large company stocks. Large company stocks are those with market capitalizations in excess of $5 billion. The Portfolio invests primarily in issuers that are characterized as "value" companies. Value companies are those The Dreyfus Corporation, the Portfolio's Subadvisor, believes are underpriced according to certain financial measurements of their intrinsic worth or business prospects, such as price to earnings or price to book ratios. Equity securities consist of common stocks, convertible securities and preferred stocks. Generally, the weighting in any one sector shall not be more than three times the respective S&P 500(R) Index weighting or 30% of the Portfolio. The Portfolio may overweight (or underweight) certain market sectors, which may cause the Portfolio's performance to be more (or less) sensitive to developments affecting those sectors.

INVESTMENT PROCESS -- In choosing stocks, the Subadvisor identifies potential investments through extensive quantitative and fundamental research. The Portfolio will focus on individual stock selection (a "bottom up" approach), emphasizing three key factors:

- value, or how a stock is valued relative to its intrinsic worth based on traditional measures,

- business health, or overall efficiency and profitability as measured by return on assets and return on equity, and

- business momentum, or the presence of a catalyst (such as corporate restructuring, change in management or spin-off) that will trigger a price increase near term to mid-term.

The Portfolio typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum or falls short of the Subadvisor's expectations.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

The principal risk of investing in value stocks is that the value stocks in which the Portfolio invests may never reach what the Subadvisor believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

In searching for attractive large company value stocks, the Portfolio may invest a portion of its assets in foreign securities, which will be subject to various risks of loss that are different from risks of investing in securities of U.S. based companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, changes in U.S. or foreign tax or currency laws, and changes in monetary policy. The risks are likely to be greater in emerging market countries than in developed market countries.

The Portfolio, at times, may invest in derivative securities, such as options and futures, and in foreign currencies. It may also sell short, which involves selling a security it does not own in anticipation of a decline in the market price of the security. When employed, these practices are used primarily to hedge the Portfolio's investments, but may be used to increase returns; however, such practices may reduce returns or increase volatility. Derivatives can be illiquid, and a small investment in certain derivatives could have a potentially large impact on the Portfolio's performance.

The Portfolio may purchase securities that are made available in IPOs (initial public offerings). The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the Portfolio's performance depends on a variety of factors, including the number of IPOs the Portfolio invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the Portfolio. As a portfolio's asset base increases, IPOs often have a diminished effect on such portfolio's performance.

The Portfolio can buy securities with borrowed money (a form of leverage), which could have the effect of magnifying the Portfolio's gains or losses.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

---------------
* Formerly MainStay VP Dreyfus Large Company Value Portfolio.

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of one broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


BASIC VALUE PORTFOLIO -- INITIAL
CLASS                                 QUARTER/YEAR   RETURN
Highest Return/Best Quarter              2/03        15.07%
Lowest Return/Worst Quarter              3/02       -18.14%

                        AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                                                                    SINCE
                                                                                  INCEPTION
                                                              1 YEAR    5 YEARS    5/1/98
Basic Value Portfolio --
  Initial Class                                                11.37%     2.27%       3.12%
S&P/Barra Value(R) Index(1)                                    15.71%     2.48%       3.95%

(1) The S&P/Barra Value(R) Index is an unmanaged capitalization-weighted index of all stocks in the S&P 500(R) Index that have low price-to-book ratios. It is designed so that approximately 50% of the market capitalization of the S&P 500(R) Index is in the S&P/Barra Value(R) Index. You cannot invest directly in an index.
(BAR CHART)

99                                                                                6.73
00                                                                                6.59
01                                                                               -4.51
02                                                                              -22.86
03                                                                               27.95
04                                                                               11.37

                  ANNUAL TOTAL RETURNS (12/31) - INITIAL CLASS

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee(1)                                  0.60%
    Distribution and Service (12b-1) Fees            None
    Other Expenses
    (includes Administration Fee of 0.20%)           0.36%
    Total Portfolio Operating Expenses               0.96%

(1) The Advisory Fee for the Portfolio is an annual percentage of the Fund's average daily net assets as follows: 0.60% up to $250 million and 0.55% in excess of $250 million. NYLIM has voluntarily agreed to waive its Advisory Fee to 0.55% on assets up to $250 million and 0.50% on assets in excess of $250 million. If NYLIM's voluntary waiver had been in effect for the fiscal period ended December 31, 2004, the Advisory Fee would have been 0.55% and Total Annual Portfolio Operating Expenses would have been 0.91% for Initial Class shares and 1.16% for Service Class shares. This waiver may be discontinued at any time without notice.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $98        $306        $531        $1,178

                       MAINSTAY VP CONVERTIBLE PORTFOLIO

INVESTMENT OBJECTIVE -- The Convertible Portfolio's investment objective is to seek capital appreciation together with current income.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in "convertible securities" such as: bonds, debentures, corporate notes, preferred stocks or other securities that are convertible into common stock or the cash value of a stock or a basket or index of equity securities.

The Portfolio takes a flexible approach by investing in a broad range of securities of a variety of companies and industries. The Portfolio invests in high-yield debt securities and may invest without restriction in securities rated BB or B by S&P or Ba or B by Moody's.

The balance of the Portfolio may be invested in or held in non-convertible debt, equity securities that do not pay regular dividends, U.S. government securities and cash or cash equivalents.

INVESTMENT PROCESS -- In selecting convertible securities for purchase or sale, MacKay Shields, the Portfolio's Subadvisor takes into account a variety of investment considerations, including the potential return of the common stock into which the convertible security is convertible, credit risk, projected interest return and the premium for the convertible security relative to the underlying common stock.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, changes in credit risk, and changes in projected interest return.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risk inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. The total return for a convertible security will be partly dependent upon the performance of the underlying common stock into which it can be converted.

Convertible securities tend to be subordinate to other debt securities issued by the same company. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and/or principal payments. If an issuer stops making interest and/or principal payments, these securities may be worthless and the Portfolio could lose its entire investment.

In the case of debt securities, values change. The values of debt securities fluctuate depending upon various factors, including interest rates, issuer creditworthiness, market conditions, and maturities.

Principal investments include high-yield debt securities ("junk bonds") which are generally considered speculative because they present a greater risk of loss than higher quality debt securities. These securities pay investors a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can be also subject to greater price volatility.

Since the Portfolio invests in foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax or currency laws and changes in monetary policy. The risks are likely to be greater in emerging market countries than in developed market countries.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Portfolio) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


CONVERTIBLE PORTFOLIO -- INITIAL CLASS  QUARTER/YEAR   RETURN
Highest Return/Best Quarter                 4/99       18.33%
Lowest Return/Worst Quarter                 3/98      -11.30%

      AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                                 SINCE
                                               INCEPTION
                              1 YEAR  5 YEARS   10/1/96
Convertible Portfolio --
  Initial Class                6.11%    2.11%      8.59%
Merrill Lynch All
  Convertible Securities
  Index(1)                     9.61%    1.85%      9.20%
Credit Suisse First
  Boston(TM) Convertible
  Securities Index(2)
  (reflects no deduction for
  fees, expenses or taxes)     7.46%    1.74%      8.69%

(1) The Merrill Lynch All Convertible Securities Index is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in the Index, bonds and preferred stocks must be convertible only to common stock and have a market value or original par value of at least $50 million. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

(2) The Credit Suisse First Boston(TM) Convertible Securities Index generally includes 250-300 issues--convertibles must have a minimum issue size of $50 million; bonds and preferreds must be rated B- or better by S&P; and preferreds must have a minimum of 500,000 shares outstanding. Eurobonds are also included if they are issued by U.S.-domiciled companies, rated B- or better by S&P, and have an issue size of greater than $100 million. Total returns assume the reinvestment of all income and capital gains. You cannot invest directly in an index. Credit Suisse First Boston discontinued publication of this index as of December 2004.

[CONVERTIBLE PORTFOLIO BAR CHART]

97                                                                               15.43
98                                                                                4.49
99                                                                               41.98
00                                                                               -5.02
01                                                                               -2.18
02                                                                               -7.91
03                                                                               22.23
04                                                                                6.11

                  Annual Total Returns (12/31) - Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee                                     0.36%
    Distribution and Service (12b-1) Fees            None
    Other Expenses (includes Administration Fee of
    0.20%)                                           0.30%
    Total Portfolio Operating Expenses               0.66%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $67        $211        $368         $822

                     MAINSTAY VP INCOME & GROWTH PORTFOLIO*

INVESTMENT OBJECTIVE -- The Income & Growth Portfolio's investment objective is to seek dividend growth, current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests in equity securities of the 1,500 largest companies traded in the United States (ranked by market capitalization).

INVESTMENT PROCESS -- American Century Investment Management, Inc., the Portfolio's Subadvisor, uses quantitative management strategies in pursuit of the Portfolio's investment objective.

Quantitative management combines two investment approaches. The first is to rank stocks based on their relative attractiveness. The attractiveness of a stock is determined analytically by using a computer model to combine measures of a stock's value and measures of its growth potential. Examples of valuation measures include stock price to book value and stock price to cash flow ratios while examples of growth measures include the rate of growth of a company's earnings and changes in analysts' earnings estimates.

The second step is to use a technique referred to as portfolio optimization. Using a computer, the Subadvisor constructs a portfolio (i.e., company names and shares held in each) which seeks the optimal tradeoff between the risk of the portfolio relative to a benchmark (i.e., the S&P 500(R) Index) and the expected return of the portfolio as measured by the stock ranking model. With respect to the Portfolio, the portfolio optimization includes targeting a dividend yield that exceeds that of the S&P 500(R) Index.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings. Although current income is an objective for the Portfolio, if the stocks that make up the S&P 500(R) Index do not have a high dividend yield, then the Portfolio's dividend yield will not be high.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

---------------
* Formerly MainStay VP American Century Income & Growth Portfolio.

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

---------------------------------------------------------------------------
    INCOME & GROWTH PORTFOLIO -- INITIAL CLASS      QUARTER/YEAR   RETURN
---------------------------------------------------------------------------
Highest Return/Best Quarter                            2/03         15.97%
---------------------------------------------------------------------------
Lowest Return/Worst Quarter                            3/02        -17.06%
---------------------------------------------------------------------------

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

-------------------------------------------------------------------------------------------
                                                                                    SINCE
                                                                                  INCEPTION
                                                              1 YEAR    5 YEARS    5/1/98
-------------------------------------------------------------------------------------------
Income & Growth Portfolio --
  Initial Class                                                12.65%   -0.96%      3.13%
-------------------------------------------------------------------------------------------
S&P 500(R) Index(1)                                            10.88%   -2.30%      2.82%
-------------------------------------------------------------------------------------------

(1) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.


[AMERICAN CENTURY INCOME & GROWTH PORTFOLIO BAR CHART]

99                                                                               17.49
00                                                                              -10.73
01                                                                               -8.50
02                                                                              -19.52
03                                                                               28.69
04                                                                               12.65

                  Annual total returns (12/31) - Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee(1)                                  0.50%
    Distribution and Service (12b-1) Fees            None
    Other Expenses
    (includes Administration Fee of 0.20%)           0.40%
    Total Portfolio Operating Expenses               0.90%

(1) The Advisory Fee for the Portfolio is an annual percentage of the Fund's average daily net assets as follows: 0.50% up to $100 million, 0.45% from $100 million to $200 million and 0.40% in excess of $200 million.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $92        $287        $498        $1,108

                       MAINSTAY VP TOTAL RETURN PORTFOLIO

INVESTMENT OBJECTIVE -- The Total Return Portfolio's investment objective is to realize current income consistent with reasonable opportunity for future growth of capital and income.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests a minimum of 30% of its net assets in U.S. equity securities and a minimum of 30% of its net assets in U.S. debt securities.

INVESTMENT PROCESS -- Approximately one-half of the Portfolio's equity securities will normally consist of stocks of companies with growth in revenues and earnings per share superior to that of the average of common stocks comprising the S&P 500(R) Index at the time of purchase. The remainder of the Portfolio's equity securities will normally be invested in stocks that the Portfolio believes to be undervalued.

The Portfolio maintains a flexible approach towards investing in various types of companies as well as types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets.

It is contemplated that the Portfolio's long-term debt investments will typically consist of securities that are rated A or better by S&P or Moody's or, if unrated, deemed to be of comparable creditworthiness by MacKay Shields LLC, the Portfolio's Subadvisor. Principal debt investments include U.S. government securities, corporate bonds, and mortgage-related and asset-backed securities. The Portfolio may also enter into mortgage-dollar roll transactions.

In addition, of its investments in debt securities the Portfolio may purchase up to 20% in high-yield bonds and other debt securities rated below investment grade that the Portfolio's Subadvisor believes may provide capital appreciation in addition to income.

The Portfolio maintains a flexible approach by investing in a broad range of securities, which may be diversified by company, industry and type.

The Subadvisor may sell a security, if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell an equity security, the Subadvisor may evaluate, among other things, meaningful changes in the issuer's financial condition, including a deceleration in revenue and earnings growth. In considering whether to sell a debt security, the Subadvisor may evaluate, among other things, a decline in the security's rating by S&P or Moody's.

PRINCIPAL RISKS -- Since the Portfolio may allocate its assets among equity and debt securities, it has some exposure to the risks of both stocks and bonds. Investment in common stocks and other equity securities is particularly subject to the risks of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities, therefore, may carry above-average risk, compared to common stock indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.


The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.


The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).


In the case of debt securities, values change. The values of debt securities fluctuate depending upon various factors, including: interest rates, issuer creditworthiness, prepayment market conditions, and maturities.


The Portfolio's principal investments can include high-yield debt securities ("junk bonds") which are generally considered speculative because they present a greater risk of loss, including default, than higher-quality debt securities. These securities pay a premium -- a higher interest rate or yield -- because of this increased risk of loss. These securities can be also subject to greater price volatility.


Consistent with its principal investment strategies, the Portfolio's investments include derivatives such as mortgage-related and asset-backed securities. The Portfolio may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Portfolio may lose money using derivatives.

The principal risk of mortgage-dollar rolls is that the security the Portfolio receives at the end of the transaction may be worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction.


Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).


THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of three broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

TOTAL RETURN PORTFOLIO -- INITIAL CLASS        QUARTER/YEAR   RETURN
Highest Return/Best Quarter                        4/98       16.87%
Lowest Return/Worst Quarter                        1/01      -10.87%

           AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                        1 YEAR   5 YEARS  10 YEARS
Total Return Portfolio --
 Initial Class                            6.37%  -1.93%     8.62%
S&P 500(R) Index(1)                      10.88%  -2.30%    12.07%
Total Return Growth Composite Index(2)    5.63%  -2.20%     9.38%
Total Return Core Composite Index(3)      8.61%   2.33%    10.72%

(1) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.

(2) The Total Return Growth Composite Index is comprised of the Russell 1000(R) Growth Index and the Lehman Brothers(R) Aggregate Bond Index weighted 60%/40%, respectively. The Russell 1000(R) Growth Index measures the performance of those companies in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth values. The Lehman Brothers(R) Aggregate Bond Index includes fixed-rate debt issues rated investment grade or higher by Moody's, S&P or Fitch. All issues must have at least one year left to maturity and have an outstanding par value of at least $100 million. The Index is comprised of the Lehman Brothers(R) Government/Corporate, the Mortgage-Back Securities, and the Asset-Backed Securities Indices. Total returns assume reinvestment of all income and capital gains. You cannot invest directly in an index.

[TOTAL RETURN PORTFOLIO BAR CHART]

95                                                                               28.33
96                                                                               12.08
97                                                                               17.79
98                                                                               27.13
99                                                                               17.02
00                                                                               -4.36
01                                                                              -10.69
02                                                                              -16.57
03                                                                               19.68
04                                                                                6.37

                  Annual total returns (12/31) - Initial Class

(3) The Total Return Core Composite Index is comprised of the Russell 1000(R) Index and the Lehman Brothers(R) Aggregate Bond Index weighted 60%/40%, respectively. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. Total returns assume reinvestment of all income and capital gains. You cannot invest directly in an index.

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee                                     0.32%
    Distribution and Service (12b-1) Fees            None
    Other Expenses
    (includes Administration Fee of 0.20%)           0.30%
    Total Portfolio Operating Expenses               0.62%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $63        $199        $346         $774

                          MAINSTAY VP VALUE PORTFOLIO

INVESTMENT OBJECTIVE -- The Value Portfolio's investment objective is to realize maximum long-term total return from a combination of capital growth and income.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 65% of its total assets in common stocks that MacKay Shields LLC, the Portfolio's Subadvisor, believes were "undervalued" (selling below their value) when purchased; typically pay dividends, although there may be non-dividend paying stocks if they meet the "undervalued" criteria; and are listed on a national securities exchange or are traded in the over-the-counter market.

INVESTMENT PROCESS -- The Portfolio normally invests in U.S. common stocks that:

  - MacKay Shields, the Portfolio's Subadvisor, believes are "undervalued" (selling below their value) when purchased,

  - typically pay dividends, although there may be non-dividend paying stocks if they meet the "undervalued" criterion, and

  - are listed on a national securities exchange or are traded in the over-the-counter market.

Usually, stocks deemed by the Subadvisor to be at full value will be replaced with new, "undervalued" stocks. When assessing whether a stock is undervalued, the Subadvisor considers many factors and will compare the stock's market price to:

  - the company's cash flow and interest coverage ratios,

  - the company's book value,

  - estimated value of the company's assets (liquidation value), and

  - growth rates and future earnings.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Portfolio) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


VALUE PORTFOLIO -- INITIAL CLASS        QUARTER/YEAR   RETURN
Highest Return/Best Quarter                 4/03       14.03%
Lowest Return/Worst Quarter                 3/02      -22.44%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                                         SINCE
                                                       INCEPTION
                                    1 YEAR   5 YEARS    5/1/95
Value Portfolio --
  Initial Class                     11.28%    4.87%      9.17%
S&P 500(R) Index(1)                 10.88%   -2.30%     11.10%
Russell 1000(R) Value Index(2)      16.49%    5.27%     12.90%

(1) The S%P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.

(2) The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those companies in the Russell 1000(R) Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.


[VALUE PORTFOLIO BAR CHART]

96                                                                               23.22
97                                                                               22.89
98                                                                               -4.14
99                                                                                8.80
00                                                                               12.89
01                                                                                0.40
02                                                                              -21.05
03                                                                               27.37
04                                                                               11.28

                  Annual total returns (12/31) - Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee                                     0.36%
    Distribution and Service (12b-1) Fees            None
    Other Expenses
    (includes Administration Fee of 0.20%)           0.29%
    Total Portfolio Operating Expenses               0.65%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $66        $208        $362         $810

                           MAINSTAY VP BOND PORTFOLIO

INVESTMENT OBJECTIVE -- The Bond Portfolio's investment objective is to seek the highest income over the long term consistent with preservation of principal.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in bonds, which include all types of debt securities such as:

- debt or debt-related securities issued or guaranteed by the U.S. or foreign governments, their agencies or instrumentalities;

- obligations of international or supranational entities;

- debt securities issued by U.S. or foreign corporate entities;

- zero coupon bonds;

- mortgage-related and other asset-backed securities; and

- loan participation agreements.

The effective maturity of this portion of the Portfolio's holdings will usually be in the intermediate range (three to ten years), although it may vary depending on market conditions as determined by NYLIM, the Portfolio's Manager.

At least 65% of the Portfolio's total assets will be invested in debt securities rated Baa or better by Moody's or BBB or better by S&P when purchased, or if unrated, determined by the Manager to be of comparable quality.

As part of the Portfolio's principal investment strategies, the Manager may use investment practices such as mortgage dollar rolls and portfolio securities lending.

INVESTMENT PROCESS -- In pursuing the Portfolio's investment strategy, the Portfolio's Manager conducts a continuing review of yields and other information derived from a data base which it maintains in managing fixed-income portfolios.

Fundamental economic cycle analysis, credit quality and interest rate trends are the principal factors considered by the Manager in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within the Portfolio's investment portfolio. Maturity shifts are based on a set of investment decisions that take into account a broad range of fundamental and technical indicators.

Consistent with its principal investment strategy, the Portfolio may purchase debt securities of U.S. issuers, including derivatives such as mortgage-related and asset-backed securities. Commercial paper must be, when purchased, rated Prime-1 by Moody's or A-1 by S&P, or if unrated, determined by the Manager to be of comparable quality. The Portfolio's principal investments may have fixed or floating rates of interest.

The Manager may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Manager may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

PRINCIPAL RISKS -- The value of debt securities fluctuate depending upon various factors, including interest rates, issuer creditworthiness, prepayment, market conditions and maturities. Investments in the Portfolio are not guaranteed even though some of the Portfolio's investments are guaranteed by the U.S. government or its agencies or instrumentalities.

Investments in loan participation interests are subject to the risk that there may not be a readily available market which in some cases could result in the Portfolio disposing of such security at a substantial discount from face value or holding such security until maturity. In addition, the credit risk associated with investments in loan participation interests may include the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Portfolio purchased such loan participation interests.

Since the Portfolio can invest in foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. based companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, changes in U.S. or foreign tax or currency laws, and changes in monetary policy.

The Portfolio's investments include derivatives such as floaters and mortgage-related and asset-backed securities. The Portfolio may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Portfolio may lose money using derivatives. The derivatives may increase the volatility of the Portfolio's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.

The Portfolio's use of investment practices such as mortgage dollar rolls and securities lending also presents certain risks. The principal risk of mortgage dollar roll transactions is that the security the Portfolio receives at the end of the transaction is worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction. The principal risk of securities lending is that the financial institution that borrows securities from the Portfolio could go bankrupt and the Portfolio might not be able to recover the securities or their value.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


BOND PORTFOLIO -- INITIAL CLASS          QUARTER/YEAR  RETURN
Highest Return/Best Quarter                  2/95       6.37%
Lowest Return/Worst Quarter                  1/96      -2.56%

        AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                  1 YEAR  5 YEARS  10 YEARS
Bond Portfolio --
  Initial Class                    4.09%   7.41%    7.35%
Merrill Lynch Corporate and
  Government Master Index(1)       4.15%   7.95%    7.78%
Lehman Brothers(R) Aggregate
  Bond Index(2)                    4.34%   7.71%    7.72%

(1) The Merrill Lynch Corporate and Government Master Index is an unmanaged index consisting of issues of the U.S. government and its agencies as well as investment-grade corporate securities. Results assume the reinvestment of all income and capital gains distributions. You cannot invest directly in an index.
(2) The Lehman Brothers(R) Aggregate Bond Index (the "Aggregate Index") includes the following other Lehman Brothers(R) indexes: the Government/Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Aggregate Index, securities must be investment grade quality or higher, have at least one year to maturity, and have an outstanding par value of at least $100 million. You cannot invest directly in an index.

[BOND PORTFOLIO BAR CHART]

95                                                                               18.31
96                                                                                2.05
97                                                                                9.65
98                                                                                9.12
99                                                                               -1.53
00                                                                                9.82
01                                                                                9.27
02                                                                                9.48
03                                                                                4.52
04                                                                                4.09

                  Annual Total Returns (12/31) - Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                   INITIAL
                                                    CLASS
    Advisory Fee                                    0.25%
    Distribution and Service (12b-1) Fees           None
    Other Expenses
    (includes Administration Fee of 0.20%)          0.29%
    Total Portfolio Operating Expenses              0.54%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, and that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $55        $173        $302         $677

                        MAINSTAY VP GOVERNMENT PORTFOLIO

INVESTMENT OBJECTIVE -- The Government Portfolio's investment objective is to seek a high level of current income, consistent with safety of principal.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in U.S. government securities. It may invest up to 20% of its net assets in mortgage-related and asset-backed securities or other securities that are not U.S. government securities. Mortgage-related securities (including mortgage-backed securities) are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers. Asset-backed securities are debt securities whose values are based on underlying pools of credit receivables.

INVESTMENT PROCESS -- In pursuing the Portfolio's investment strategies, MacKay Shields LLC, the Portfolio's Subadvisor, uses a combined approach to investing, analyzing economic trends, as well as factors pertinent to particular issuers and securities.

The Portfolio's principal investments are debt securities issued or guaranteed by the U.S. government and its agencies and instrumentalities. These securities include U.S. Treasury bills (maturing in one year or less), notes (maturing in 1-10 years) and bonds (generally maturing in 10 or more years), and Government National Mortgage Association mortgage-backed certificates and other U.S. government securities representing ownership interests in mortgage pools such as securities issued by the Federal National Mortgage Association and by the Federal Home Loan Mortgage Corporation. Principal investments also include floaters as well as money market instruments and cash equivalents. Floaters are debt securities with a variable interest rate that is tied to another interest rate such as a money market index or Treasury bill rate. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. As part of the Portfolio's principal strategies, the Subadvisor may use a variety of investment practices such as mortgage dollar roll transactions, transactions on a when-issued basis and portfolio securities lending. In a mortgage dollar roll transaction the Portfolio sells a mortgage-backed security from its portfolio to another party, and agrees to buy a similar security from the same party at a later date. A when-issued security is a security that, although authorized, has not yet been issued. The price (or yield) of such security is fixed at the time of purchase but delivery and payment take place at a later date.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy and meaningful changes in the issuer's financial condition.

PRINCIPAL RISKS -- The value of debt securities fluctuate depending upon various factors, including interest rates, issuer creditworthiness, prepayment, market conditions and maturities.

You could lose money by investing in the Portfolio. Investments in the Portfolio are not guaranteed, even though some of the Portfolio's investments are guaranteed by the U.S. government or its agencies or instrumentalities.

Principal investments also include derivatives, such as mortgage-related and asset-backed securities. The Portfolio may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Portfolio may lose money using derivatives. The use of derivatives may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of risk assumed.

The Portfolio's use of investment practices such as mortgage dollar rolls, forward commitments, transactions on a when-issued basis and securities lending also presents certain risks. The principal risk of mortgage-dollar roll transactions is that the security the Portfolio receives at the end of the transaction is worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction. The principal risk of transactions involving when-issued securities is that the security will be worth less when it is issued or received than the price the Portfolio agreed to pay when it made the commitment. The principal risk of securities lending is that the financial institution that borrows securities from the Portfolio could go bankrupt and the Portfolio might not be able to recover the securities or their value.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Portfolio) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


GOVERNMENT PORTFOLIO -- INITIAL CLASS   QUARTER/YEAR  RETURN
Highest Return/Best Quarter                 2/95       5.52%
Lowest Return/Worst Quarter                 2/04      -2.74%

         AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                   1 YEAR   5 YEARS   10 YEARS
Government Portfolio --
  Initial Class                    3.33%     6.71%     6.84%
Lehman Brothers Government Bond
  Index(1)                         3.48%     7.48%     7.46%

(1) The Lehman Brothers(R) Government Bond Index is an unmanaged index comprised of all publicly issued, nonconvertible, domestic debt of the U.S. government or any of its agencies, quasi-federal corporations, or corporate debt guaranteed by the U.S. government. Total returns assume the reinvestment of all income and capital gains. You cannot invest directly in an index.

[GOVERNMENT PORTFOLIO BAR CHART]

95                                                                               16.72
96                                                                                2.28
97                                                                                9.48
98                                                                                9.00
99                                                                               -1.74
00                                                                               12.22
01                                                                                6.64
02                                                                                9.85
03                                                                                1.88
04                                                                                3.33

                  Annual Total Returns (12/31) - Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee                                     0.30%
    Distribution and Service (12b-1) Fees            None
    Other Expenses
    (includes Administration Fee of 0.20%)           0.29%
    Total Portfolio Operating Expenses               0.59%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $60        $189        $329         $738

                MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO

INVESTMENT OBJECTIVES -- The High Yield Corporate Bond Portfolio's investment objective is to maximize current income through investment in a diversified portfolio of high yield, high risk debt securities which are ordinarily in the lower rating categories of recognized rating agencies (that is, rated Baa to B by Moody's or BBB to B by S&P). Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES -- Under normal circumstances, the Portfolio invests at least 80% of its assets in high yield corporate debt securities, including all types of high yield domestic and foreign corporate debt securities that are rated below investment grade by Moody's or S&P or that are unrated but that are considered by MacKay Shields LLC, the Portfolio's Subadvisor, to be of comparable quality.

INVESTMENT PROCESS -- In pursuing the Portfolio's investment strategy, the Subadvisor seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Portfolio's principal investments include domestic corporate debt securities, Yankee (dollar-denominated) debt securities, zero coupon bonds and U.S. government securities. The Fund's high-yield investments may also include convertible corporate bonds and loan participation interests (eg., bank debt). Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest. They are issued at a significant discount to face value and tend to be more volatile than conventional debt securities. The Portfolio may invest up to 20% of its net assets in equity securities and may invest up to 20% of its net assets in securities rated lower than B by Moody's and S&P.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, meaningful changes in the issuer's financial condition and competitiveness.

PRINCIPAL RISKS -- The value of debt securities fluctuates depending upon various factors, including interest rates, issuer creditworthiness, market conditions and maturities. Investment in common stocks and other equity securities is particularly subject to risks of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

The Portfolio principally invests in high yield debt securities ("junk bonds") which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can be also subject to greater price volatility.

Since the Portfolio invests in foreign securities, it can be subject to various risks of loss that are different from the risks of investing in securities of U.S. companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax or currency laws, and changes in monetary policy. These risks are likely to be greater in emerging market countries than in developed market countries.

Investments in loan participation interests are subject to the risk that there may not be a readily available market which in some cases could result in the Portfolio disposing of such security at a substantial discount from face value or holding such security until maturity. In addition, the credit risk associated with investments in loan participation interests may include the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Portfolio purchased such loan participation interests.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Portfolio) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


HIGH YIELD CORPORATE BOND
 PORTFOLIO --
 INITIAL CLASS                          QUARTER/YEAR  RETURN
Highest Return/Best Quarter                 2/03      12.05%
Lowest Return/Worst Quarter                 4/00      -7.85%

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

------------------------------------------------------------------------------------------
                                                                                   SINCE
                                                                                 INCEPTION
                                                              1 YEAR   5 YEARS    5/1/95
------------------------------------------------------------------------------------------
High Yield Corporate Bond Portfolio --
  Initial Class                                               12.72%    9.15%       10.44%
Credit Suisse First Boston(TM) High Yield Index(1)            11.95%    8.17%        8.17%

(1) The Credit Suisse First Boston(TM) High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by S&P and Baa by Moody's. Total returns assume reinvestment of all income and capital gains. You cannot invest directly in an index.

[HIGH YIELD CORPORATE BOND PORTFOLIO BAR CHART]

96                                                                               17.16
97                                                                               13.03
98                                                                                2.66
99                                                                               12.84
00                                                                               -5.87
01                                                                                4.91
02                                                                                2.05
03                                                                               36.37
04                                                                               12.72

                  Annual Total Returns (12/31) - Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee                                     0.30%
    Distribution and Service (12b-1) Fees            None
    Other Expenses (includes Administration Fee of
    0.20%)                                           0.29%
    Total Portfolio Operating Expenses               0.59%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $60        $189        $329         $738

                     MAINSTAY VP CASH MANAGEMENT PORTFOLIO

INVESTMENT OBJECTIVE -- The Cash Management Portfolio's investment objective is to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES -- MacKay Shields LLC is the Portfolio's Subadvisor. The Portfolio invests in short-term dollar-denominated securities, maturing in 397 days (13 months) or less. The weighted average portfolio maturity will not exceed 90 days. These securities may include U.S. government securities; bank and bank holding company obligations, such as CDs and bankers' acceptances; commercial paper, which is short-term, unsecured loans to corporations; other corporate loans of one year or less; and dollar-denominated loans to U.S. and foreign issuers and securities of foreign branches of U.S. banks and foreign banks, such as negotiable CDs, also known as Eurodollars. These securities may be variable rate notes, floating rate notes and mortgage-related and asset-backed securities. Mortgage-related securities (including mortgage-backed securities) are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers. The values of asset-backed securities are based on underlying pools of other receivables. Variable rate notes are debt securities that provide for periodic adjustments in their interest rate. Floaters are debt securities with a floating rate of interest that is tied to another interest rate such as a money market index or Treasury bill rate. All securities purchased by the Portfolio must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940 which are designed to mitigate the risk of loss. There must be a reasonable expectation that at any time until the final maturity of a floating or variable rate instrument or the period remaining until the principal amount can be recovered through demand, the market value of the floating or variable rate instrument will approximate its amortized cost.

PRINCIPAL RISKS -- An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. This could occur because of highly unusual market conditions or a sudden collapse in the creditworthiness of a company once believed to be an issuer of high-quality, short-term securities.


Since the Portfolio invests in dollar-denominated foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. based issuers. These include political and economic instability, less publicly available issuer information and changes in U.S. or foreign tax or currency laws.


The Portfolio's principal investments include derivatives such as variable rate instruments, floaters and mortgage-related and asset-backed securities. If the Subadvisor is wrong about its creditworthiness assessments, expectations of changes in interest rates or market conditions, as a result of an investment or its use of derivatives the Portfolio could suffer a loss.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


CASH MANAGEMENT PORTFOLIO -- INITIAL     QUARTER/YEAR  RETURN
CLASS
Highest Return/Best Quarter                  3/00       1.56%
Lowest Return/Worst Quarter                  1/04       0.14%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                     1 YEAR   5 YEARS   10 YEARS
Cash Management Portfolio --
  Initial Class                      0.85%     2.53%       3.84%
Lipper Money Market Funds Index(1)   0.78%     2.47%       3.78%

(1) The Lipper Money Market Funds Index is an equally weighted performance index adjusted for capital gains distributions and income dividends of the largest qualifying funds in the investment objective. The funds invest in high-quality financial instruments rated in the top two grades with a dollar-weighted average maturity of less than 90 days.

[CASH MANAGEMENT PORTFOLIO BAR CHART]

95                                                                               5.59
96                                                                               4.95
97                                                                               5.25
98                                                                               5.18
99                                                                               4.84
00                                                                               6.06
01                                                                               3.84
02                                                                               1.36
03                                                                               0.67
04                                                                               0.85

                  Annual total returns (12/31) - Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                      INITIAL
                                       CLASS
                                      -------
Advisory Fee(1)                          0.25%
Distribution and Service (12b-1)
  Fees                                   None
Other Expenses
(includes Administration Fee of
0.20%)                                   0.30%
Total Portfolio Operating Expenses       0.55%

(1) The advisory fee for the Portfolio is an annual percentage of the Fund's average daily net assets as follows: 0.25% up to $500 million and 0.20% in excess of $500 million.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $56        $176        $307         $689

                              INVESTMENT POLICIES

--------------------------------------------------------------------------------

The discussion of Principal Investment Strategies for some of the Portfolios states that the relevant Portfolio invests, under normal circumstances, at least 80% of its assets in a particular type of investment. For these purposes, "assets" means the Portfolio's net assets plus any borrowings for investment purposes. The 80% requirement must be complied with at the time the Portfolio invests its assets. Accordingly, where a Portfolio no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings but would have to make any new investments in such as way as to bring the portfolio into compliance with the 80% requirement. Contract holders will receive at least 60 days prior notice of any change in the policy of a Portfolio to invest at least 80% of its assets in the manner described above.

When the discussion states that the Portfolio invests "primarily" in a certain type or style of investments, this normally means that the Portfolio will invest, under normal circumstances, at least 65% of its assets (as defined above) in that type or style of investments.

                   MORE ABOUT INVESTMENT STRATEGIES AND RISKS

--------------------------------------------------------------------------------

Information about each Portfolio's principal investments, investment practices and principal risks appears at the beginning of the Prospectus. The information below further describes the investment practices and risks pertinent to one or more of the Portfolios. Additional information about the investment practices of the Portfolios and risks pertinent to these practices is included in the Statement of Additional Information (SAI) (see the back cover of this Prospectus).

DERIVATIVE SECURITIES

The value of derivatives is based on certain underlying equity or fixed-income securities, interest rates, currencies or indices. They may be hard to sell and are very sensitive to changes in the underlying security, interest rate, currency or index, and as a result can be highly volatile. If the Manager or Subadvisor is wrong about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss.

In addition, the leverage associated with inverse floaters, a type of derivative, may result in greater volatility in their market value than other income-producing securities. With respect to mortgage-backed and asset-backed securities, if interest rates fall, the underlying mortgages and debt may be paid off, reducing the value of a Portfolio's investments.

FOREIGN SECURITIES

Foreign securities are issued by companies organized outside the U.S. and are traded in markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing. For example, foreign investments could be more difficult to sell than U.S. investments. They also may subject a Portfolio to risks different from investing in domestic securities. Investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investment in emerging market countries presents risks in greater degree than those presented by investment in foreign issuers in countries with developed securities markets and more advanced regulatory systems.

Some foreign securities may be issued by companies organized outside the U.S. and are traded only or primarily in trading markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing. Some foreign securities may be issued by companies organized outside the U.S. but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, American Depositary Receipts and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are not subject to all the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities traded in U.S. securities markets.

Many of the foreign securities in which the Portfolios invest will be denominated in foreign currencies. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Portfolios' assets. However, a Portfolio may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques."

LENDING OF PORTFOLIO SECURITIES

Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board of Directors. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, a Manager or Subadvisor will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

LOAN PARTICIPATION INTERESTS

Loan participation interests, also referred to as "Participations," are fractional interests in an underlying corporate loan and may be purchased from an agent bank, co-lenders, or other holders of Participations. There are three types of Participations which a Portfolio may purchase. A Participation in a novation of a corporate loan involves a Portfolio assuming all the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. Second, a Portfolio may purchase a Participation in an assignment of all or a portion of a lender's interest in a corporate loan, in which case a Portfolio may be required generally to rely on the assigning lender to demand payment and to enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the underlying corporate loan. Third, a Portfolio may also purchase a Participation in a portion of the rights of a lender in a corporate loan, in which case, a Portfolio will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights against the agent bank or borrower. The Portfolio must rely on the lending institution for that purpose.

The principal credit risk associated with acquiring Participations from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. A Portfolio may incur additional credit risk, however, when it is in the position of participant rather than co-lender because the Portfolio must then assume the risk of insolvency of the co-lender from which the Participation was purchased and that of any person interposed between the Portfolio and the co-lender.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

Mortgage-backed and asset-backed securities are derivative securities whose value is based on underlying pools of loans that may include interests in pools of lower-rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The Manager's or the Subadvisor's ability to correctly forecast interest rates and other economic factors will impact the success of investments in mortgage-backed and asset-backed securities. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and, if the security has been purchased at a premium, the amount of some or all of the premium may be lost in the event of prepayment.

RISK MANAGEMENT TECHNIQUES

Various techniques can be used to increase or decrease a Portfolio's exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

These practices can be used in an attempt to adjust the risk and return characteristics of their portfolios of investments. When a Portfolio uses such techniques in an attempt to reduce risk it is known as "hedging." If a Portfolio's Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

SWAP AGREEMENTS

Certain of the Portfolios may enter into interest rate, index and currency exchange rate swap agreements to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding that desired return.

Whether a Portfolio's use of swap agreements will be successful will depend on whether the Manager or the Subadvisor correctly predicts movements in interest rates, indices and currency exchange rates. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, with swap agreements the other party could go bankrupt and a Portfolio could lose the value of the security it should have received in the swap.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

Debt securities are often issued on a when-issued basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. During the period between purchase and settlement, no payment is made by the Portfolio and no interest accrues to the Portfolio. The market value of the when-issued securities on the settlement date may be more or less than the purchase price payable at settlement date. Similarly, a Portfolio may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedures and risks exist for forward commitments as for when-issued securities.

RISKS OF INVESTING IN HIGH YIELD DEBT
("JUNK BONDS")

High yield debt securities rated lower than Baa by Moody's or BBB by S&P or, if not rated, determined to be of equivalent quality by the Manager or Subadvisor are sometimes referred to as junk bonds and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

TEMPORARY DEFENSIVE INVESTMENTS

In times of unusual or adverse conditions, for temporary defensive purposes, or for liquidity purposes, each Portfolio may invest outside the scope of its principal investment focus. During such times, a Portfolio may not invest in accordance with its investment objective or investment strategies and, as a result, there is no assurance that the Portfolio will achieve its investment objective. Under such conditions, each Portfolio may invest without limit in money market and other investments. In addition, under such conditions, the International Equity Portfolio may invest without limit in equity securities of U.S. issuers and bonds and the High Yield Corporate Bond Portfolio may invest without limit in securities rated A or higher by Moody's or S&P and in U.S. government securities.

PORTFOLIO TURNOVER

Portfolio turnover measures the amount of trading a Portfolio does during the year. Due to their trading strategies, some of the Portfolios may experience a portfolio turnover rate of over 100%. Portfolio turnover information for each Portfolio is found in the Financial Highlights section. The use of certain investment strategies may generate increased portfolio turnover. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Portfolio).

                          THE FUND AND ITS MANAGEMENT

--------------------------------------------------------------------------------
                                                                               -

The Fund's Directors oversee the actions of the Manager and Subadvisors and decide on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business of the Fund.

     THE MANAGER

New York Life Investment Management LLC ("NYLIM" or the "Manager"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054, is the Manager to each Portfolio. NYLIM was formed as an independently managed indirect wholly-owned subsidiary of New York Life Insurance Company in April 2000. As of December 31, 2004, NYLIM and its affiliates managed approximately $189 billion in assets.

In conformity with the stated policies of the Portfolios, NYLIM administers each Portfolio's business affairs and manages the investment operations of each Portfolio and the composition of the portfolio of each Portfolio, subject to the supervision of the Board of Directors. These advisory services are provided pursuant to Investment Advisory Agreements with regard to the Portfolios. NYLIM, with the approval of the Board of Directors, may select and employ Subadvisors and, if it does so, NYLIM monitors the Subadvisors' investment programs and results, and coordinates the investment activities of the Subadvisors to help ensure compliance with regulatory restrictions. The Subadvisors, subject to the supervision of NYLIM, are responsible for deciding which portfolio securities to purchase and sell for their respective Portfolios and for placing those Portfolios' portfolio transactions. NYLIM pays the fees of each Portfolio's Subadvisor. The Subadvisory Agreements can be terminated by NYLIM or by the Board of Directors, in which case the Subadvisors would no longer manage the Portfolio. NYLIM manages directly three Portfolios and retains Subadvisors for the remaining Portfolios as described below.

NYLIM also provides administrative services to each of the Portfolios. NYLIM provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolios excluding those maintained by the Portfolios' Custodian, except those as to which NYLIM has supervisory functions, and other than those being maintained by NYLIM or the Subadvisors. NYLIM pays the salaries and expenses of all personnel affiliated with the Portfolios, and all the operational expenses that are not the responsibility of the Portfolios, including the fees paid to the Subadvisor. These services are provided pursuant to separate Administration Agreements.

The Portfolios pay separate fees for advisory and administrative services. For the fiscal year ended December 31, 2004, the Fund, on behalf of these Portfolios, paid NYLIM an aggregate fee for investment advisory services performed at an annual percentage of the average daily net assets of that Portfolio as set forth below. In addition, each of the Portfolios also pays NYLIM a monthly fee for administrative services performed and the facilities furnished by NYLIM at an annual rate of 0.20% of the average daily net assets of each Portfolio.

                                              ANNUAL RATE
                                              -----------
Bond Portfolio..............................     0.25%
Capital Appreciation Portfolio..............     0.36%
Cash Management Portfolio...................     0.25%
Common Stock Portfolio......................     0.25%
Convertible Portfolio.......................     0.36%
Government Portfolio........................     0.30%
High Yield Corporate Bond Portfolio.........     0.30%
International Equity Portfolio..............     0.60%
S&P 500 Index Portfolio.....................     0.10%
Total Return Portfolio......................     0.32%
Value Portfolio.............................     0.36%
Income & Growth Portfolio...................     0.50%
Basic Value Portfolio.......................     0.60%
Growth Portfolio............................     0.50%

The payment of the investment management and the administration fees, as well as other operating expenses, will affect the S&P 500 Index Portfolio's ability to track the S&P 500(R) Index exactly.

NYLIM makes payments from its own resources to NYLIAC for providing a variety of recordkeeping, administrative, marketing, shareholder support and other services. These arrangements vary among the Portfolios and may amount to payments from NYLIM's own resources which are not expected to exceed .25% (exclusive of 12b-1 Fees) of the value of Portfolio assets. Payments from NYLIM's own resources do not change the purchase price of shares, the amount of shares that your investment purchases, the value of your shares, or the proceeds of any redemption.

Representatives of NYLIFE Securities, who solicit sales of the variable annuity products that invest in the Portfolios, may receive sales support from consultants employed by NYLIAC, who are also registered representatives of NYLIFE Securities/NYLIFE Distributors. These consultants may be eligible for additional compensation (by NYLIM, not the Fund) based on the proportion of initial premiums paid for the variable annuity product that are allocated to the Portfolios of the Fund.

Where NYLIM has retained a Subadvisor, the Subadvisor, under the supervision of NYLIM, is responsible for making the specific decisions about buying, selling and holding securities; selecting brokers and brokerage firms to trade for it; maintaining accurate records; and, if possible, negotiating favorable commissions and fees with the brokers and brokerage firms. For these services, the Subadvisor is paid a monthly fee by NYLIM, not the Portfolios. (See the SAI for the breakdown of fees.)

SUBADVISORS. Each Subadvisor is employed by NYLIM, subject to approval by the Board of Directors, and, where required, the shareholders of the applicable Portfolio. NYLIM recommends Subadvisors to the Fund's Board of Directors based upon its continuing quantitative and qualitative evaluation of the Subadvisor's skill in managing assets using specific investment styles and strategies.

Each Subadvisor has discretion to purchase and sell securities for the assets of its respective Portfolio in accordance with that Portfolio's investment objectives, policies and restrictions. Although the Subadvisors are subject to general supervision by the Fund's Board of Directors and NYLIM, these parties do not evaluate the investment merits of specific securities transactions.

MacKay Shields LLC, 9 West 57th Street, New York, New York 10019, is the Subadvisor to the Capital Appreciation, Cash Management, Convertible, Government, High Yield Corporate Bond, International Equity, Total Return and Value Portfolios. The firm was incorporated in 1969 as an independent advisory firm and was privately held until 1984 when it became a wholly-owned but autonomously managed subsidiary of New York Life Insurance Company ("New York Life"). MacKay Shields became a Delaware limited liability company in 1999. As of December 31, 2004, MacKay Shields managed approximately $39,208 million in assets.

American Century Investment Management, Inc., whose principal place of business is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111, serves as Subadvisor to the Income & Growth Portfolio. As of December 31, 2004, American Century managed over $98 billion in assets.

The Dreyfus Corporation, whose principal place of business is 200 Park Avenue, New York, New York 10166, serves as Subadvisor to the Basic Value Portfolio. As of December 31, 2004, The Dreyfus Corporation managed approximately $158 billion in assets.

Eagle Asset Management, Inc., whose principal place of business is 880 Carillon Parkway, St. Petersburg, Florida 33716, serves as Subadvisor to the Growth Portfolio. Eagle Asset Management is a wholly-owned subsidiary of Raymond James Financial, Inc., which together with its subsidiaries, provides a wide range of financial services to retail and institutional clients. As of December 31, 2004, Eagle Asset Management managed over $10.4 billion in assets.

     PORTFOLIO MANAGERS

NYLIM and each Sub-Advisor uses a team of portfolio managers and analysts acting together to manage each Portfolio's investments. The senior members of each Portfolio's management team who are jointly and primarily responsible for the Portfolio's day-to-day management are set forth below:

BASIC VALUE PORTFOLIO -- Brian C. Ferguson, J. David Macey, William E. Costello and Robert J. Eastman

BOND PORTFOLIO -- Donald F. Serek, Thomas Volpe, Jr. and Michael J. Pagano

CAPITAL APPRECIATION PORTFOLIO -- Rudolph C. Carryl and Edmund C. Spelman

CASH MANAGEMENT PORTFOLIO -- Claude Athaide and Christopher Harms

COMMON STOCK PORTFOLIO -- Harvey Fram

CONVERTIBLE PORTFOLIO -- Edward Silverstein and Edmund C. Spelman

GOVERNMENT PORTFOLIO -- Gary Goodenough, Christopher Harms and Joseph Portera

GROWTH PORTFOLIO -- Duane Eatherly and Ashi Parikh

HIGH YIELD CORPORATE BOND PORTFOLIO -- Donald E. Morgan and J. Matthew Philo

INCOME & GROWTH PORTFOLIO -- Kurt Borgwardt, John Schniedwind and Zili Zhang

INTERNATIONAL EQUITY PORTFOLIO -- Rupal J. Bhansali

S&P 500 INDEX PORTFOLIO -- Francis Ok

TOTAL RETURN PORTFOLIO -- Rudolph C. Carryl, Gary Goodenough, Christopher Harms, Richard A. Rosen and Edmund C. Spelman

VALUE PORTFOLIO -- Richard A. Rosen

     PORTFOLIO MANAGER BIOGRAPHIES

The following section provides biographical information about each of the Portfolio's portfolio managers and certain other investment personnel. Additional information regarding the portfolio manager's compensation, other accounts managed by these portfolio managers and their ownership of shares of the Portfolios each manages is available in the Statement of Additional Information.

CLAUDE ATHAIDE, PH.D., CFA -- Mr. Athaide has managed the Cash Management Portfolio since March 1998. Mr. Athaide joined MacKay Shields in 1996 and became an Associate Director in 2001. Prior to joining MacKay Shields, Mr. Athaide taught graduate and undergraduate level statistics and computer programming courses at George Washington University and The Wharton School of the University of Pennsylvania and was a Quantitative Analyst with the Republic National Bank from May 1995 to August 1995. Mr. Athaide has over five years of investment experience. Mr. Athaide earned the right to use the Chartered Financial Analyst designation in 2000.

RUPAL J. BHANSALI -- Ms. Bhansali has managed the International Equity Portfolio since April 2001. Ms. Bhansali joined MacKay Shields as Managing Director and Head of the International Equity Products in 2001. Ms. Bhansali was previously the co-head of the international equity division at Oppenheimer Capital, where she managed various institutional and retail international equity portfolios. Earlier in her career, Ms. Bhansali worked in various capacities doing investment research and advisory work at Soros Fund Management, Crosby Securities and ICICI Ltd. She has 13 years of experience in the industry. Ms. Bhansali received her MBA in finance from the University of Rochester and her undergraduate and masters degrees in accounting from the University of Bombay.

KURT BORGWARDT, CFA -- Mr. Borgwardt has managed the Income & Growth Portfolio since its inception. Mr. Borgwardt, Senior Vice President and Senior Portfolio Manager, joined American Century in August 1990. He has a bachelor of arts from Stanford University and an MBA with a specialization in finance from the University of Chicago. He is a CFA charterholder.

RUDOLPH C. CARRYL -- Mr. Carryl has managed the Capital Appreciation, Mid Cap Growth, Small Cap Growth and Total Return Portfolios since inception. Mr. Carryl is a Senior Managing Director of MacKay Shields. He joined MacKay Shields as a Director in 1992 and has 24 years of investment management and research experience. Mr. Carryl was Research Director and Senior Portfolio Manager at Value Line, Inc. from 1978 to 1992.

WILLIAM E. COSTELLO -- Mr. Costello manages the Basic Value Portfolio. He is a portfolio manager at The Dreyfus Corporation and a Vice President at The Boston Company. Asset Management LLC ("The Boston Company"), manages the Basic Value Portfolio Mr. Costello is a dual employee of The Dreyfus Corporation and The Boston Company, each of which is a wholly-owned subsidiary of Mellon Financial Corporation. He is also Director of Domestic Equity Research at The Boston Company and serves as the energy sector research analyst for Dreyfus' US Large Capitalization Value disciplines. Previously, Mr. Costello served as an analyst in The Boston Company US Small and Mid Capitalization Value Investment Team. Prior to joining The Boston Company, he was a senior research analyst with Delphi Management, Inc., a value equity management firm in Boston. As an analyst at Delphi, Mr. Costello covered a wide range of global industries. He received an MBA, concentrating in Finance, from Boston University's School of Management and holds a Chartered Financial Analyst designation.

DUANE EATHERLY, CFA -- Mr. Eatherly is a portfolio manager of the Growth Portfolio. He has 11 years of investment experience and is the portfolio co-manager on Eagle's Institutional Growth team. Prior to joining Eagle in 1999, Mr. Eatherly served as Sector Manager for Technology Equities for Bank One Investment Advisors. He graduated in 1987 from Rose-Hulman Institute of Technology with a B.S. in Electrical Engineering and earned his M.B.A. with high distinction from Indiana University in 1992. Prior to attending Indiana University, Mr. Eatherly worked as an electrical engineer for Lockheed Corporation's F-117A Stealth Fighter Program. He is the holder of a Charter Financial Analyst designation.

ROBERT J. EASTMAN -- Mr. Eastman, portfolio manager at The Dreyfus Corporation and Senior Vice President at The Boston Company Asset Management LLC ("The Boston Company"), manages the Basic Value Portfolio serves as a quantitative research analyst. Mr. Eastman is a dual employee of The Dreyfus Corporation and The Boston Company, each of which is a wholly-owned subsidiary of Mellon Financial Corporation. Prior to joining The Boston Company, Mr. Eastman was a portfolio manager/quantitative analyst with Trinity Investment Management Corporation. He received his MBA from the Wharton School of Business. He holds a Chartered Financial Analyst designation.

BRIAN C. FERGUSON -- Mr. Ferguson, portfolio manager at The Dreyfus Corporation and Senior Vice President at The Boston Company Asset Management, LLC ("The Boston Company"), manages the Basic Value Portfolio. Mr. Ferguson is a dual employee of The Dreyfus Corporation and The Boston Company, each of which is a wholly-owned subsidiary of Mellon Financial Corporation. He is the Director of The Boston Company's US Large Cap Value Equity Portfolio Management Team and has been a member of Dreyfus since 1997. Brian holds an MBA from Columbia University's Business School with a concentration in Finance.

HARVEY FRAM, CFA -- Mr. Fram is the portfolio manager of the Common Stock and Mid Cap Core Portfolios. He joined NYLIM in March 2000. Mr. Fram was a Portfolio Manager and Research Strategist with Monitor Capital Advisors LLC from 1999 to 2001. Mr. Fram is responsible for the management of quantitative equity portfolios. Prior to joining Monitor, he was a quantitative equity research analyst at ITG, a technology based equity brokerage firm. Mr. Fram was awarded his Chartered Financial Analyst designation in 1999 and has an MBA from the Wharton School at the University of Pennsylvania.

GARY GOODENOUGH -- Mr. Goodenough became a manager of the Government Portfolio and the Total Return Portfolio in July 2000. Mr. Goodenough joined MacKay Shields as Managing Director and Co-Head of the Bond Team in 2000. Prior to joining MacKay Shields, Mr. Goodenough was a Senior Portfolio Manager at Loomis Sayles & Co. from December 1993 to May 2000. Prior to this, he was a Managing Director at Bear Stearns & Company and was a Managing Director of High Yield Bonds and Global Bonds at Salomon Brothers.

CHRISTOPHER HARMS -- Mr. Harms has managed the Total Return Portfolio since July 2000, the Government Portfolio from April 1999 until July 2000 and the Cash Management Portfolio since 2004. Mr. Harms is a Managing Director of MacKay Shields. Mr. Harms joined MacKay Shields as a Director in 1991 with more than 10 years prior investment management and research experience. Prior to joining the firm, Mr. Harms was employed at Bear Stearns in the Asset Management Division as a fixed income portfolio manager.

J. DAVID MACEY -- Mr. Macey manages the Basic Value Portfolio. He is a Senior Vice President at The Dreyfus Corporation and The Boston Company Asset Management, LLC ("The Boston Company"), manages the Basic Value Portfolio. Mr. Macey is a dual employee of The Dreyfus Corporation and The Boston Company, each of which is a wholly-owned subsidiary of Mellon Financial Corporation. He is responsible for the banking, brokers, insurance, savings and loan associations and REITs sectors. Mr. Macey also serves as the Chairman of Domestic Equity Research of The Boston Company. Prior to joining The Boston Company, he served as a vice president at Shawmut Bank, N.A. where he was responsible for investment research and corporate finance. He holds a BS from Massachusetts Institute of Technology and an MS from Northeastern University. Mr. Macey also completed four years of study in Finance in the Doctoral Program at the Harvard University Graduate School of Business Administration. In addition, he was a Research Associate at the Harvard University Graduate School of Business Administration and holds a Chartered Financial Analyst designation.

DONALD E. MORGAN, CFA -- Mr. Morgan has managed the High Yield Corporate Bond Portfolio since 1999. Mr. Morgan is a Managing Director and Head of the High Yield Division at MacKay Shields. He joined MacKay Shields in 1997 as an Associate Director, and was promoted to Director in 1999 and to Managing Director in 2000. Prior to joining MacKay Shields, he was a High Yield Analyst with Fidelity Management & Research. Prior thereto, he was an Engineer at

QuesTech Inc. Mr. Morgan earned the right to use the Chartered Financial Analyst designation in 1998, and has 8 years experience in investment management and research.

FRANCIS J. OK -- Mr. Ok manages the S&P 500 Index Portfolio and is responsible for managing and running NYLIM Quantitative Strategies' trading desk. Mr. Ok has been an employee of NYLIM since March 2000. Previously, Mr. Ok was a portfolio manager and managed the trading desk at Monitor Capital Advisors LLC since 1994. Mr. Ok holds a B.S. in Economics from Northeastern University.

MICHAEL J. PAGANO -- Mr. Pagano is a Director in New York Life Investment Management's Securities Investment Group. His primary focus is on the investment-grade corporate bond portfolios. Prior to joining The Company in June, 2003, Mr. Pagano was a Vice-President and fixed income portfolio manager at Fiduciary Asset Management where he managed fixed income portfolios benchmarked against the Lehman Aggregate Index. Earlier in his career, Mr. Pagano was an institutional mortgage-backed and structured products sales specialist at Merrill Lynch and Banc of America Securities, as well as Director of Marketing for Neuberger & Berman's Wrap Fee Management Group. Mr. Pagano holds a B.A. in Economics and Political Science from Amherst College and an M.B.A., with a concentration in finance, from the University of Chicago Graduate School of Business.

ASHI PARIKH -- Mr. Parikh has managed the Growth Portfolio since April 1999. He is Chief Investment Officer and Senior Managing Director of the Institutional Growth Advisers Division of Eagle Asset Management, Inc. Mr. Parikh joined Eagle in 1999 from Banc One Investment Advisors, Inc., where he was Managing Director of their Growth Equity Team. He joined Banc One Corporation in 1992 and Banc One Investment Advisors in 1994.

J. MATTHEW PHILO, CFA -- Mr. Philo has managed the High Yield Corporate Bond Portfolio since 2001. Mr. Philo joined MacKay Shields in 1996 from Thorsell, Parker Partners Inc. where he was an analyst and portfolio manager focusing on mid-cap companies. He was previously with Moran Asset Management as an equity portfolio manager and analyst. Mr. Philo has earned the right to use the Chartered Financial Analyst designation and has 19 years of investment management and research experience. He received a BA in Economics from the State University of New York at Albany and a MBA in Finance from New York University.

JOSEPH PORTERA -- Mr. Portera has managed the Government Portfolio since July 2000. Mr. Portera is a Managing Director of MacKay Shields specializing in foreign and domestic government bonds. He returned to MacKay Shields in December 1996 after working at Fiduciary Trust Company International as a portfolio manager in international bonds. Mr. Portera joined MacKay Shields in 1991.

RICHARD A. ROSEN -- Mr. Rosen has managed the Mid Cap Value and the Value Portfolios since 1999 and the Total Return Portfolio since 2004. Mr. Rosen is a Senior Managing Director of MacKay Shields and specializes in equity securities. He joined MacKay Shields in January 1999 after working as a Managing Director and equity portfolio manager at Prudential Investments from August 1991 to January 1999.

JOHN SCHNIEDWIND, CFA -- Mr. Schniedwind has managed the Income & Growth Portfolio since its inception. Mr. Schniedwind, Chief Investment
Officer -- Quantitative Equity, joined American Century in 1982. He has degrees from Purdue University and an MBA in finance from the University of California-Berkeley. He is a CFA charterholder.

DONALD F. SEREK -- Mr. Serek has managed the Bond Portfolio since April 2000. He has been a Portfolio Manager with NYLIM since April 2000. He joined New York Life in 1997 as a corporate bond specialist. Prior thereto, he was a Senior Analyst at Citicorp Securities where he analyzed global power, sovereign, supranational, telecommunications and media issuers for five years. Earlier in his career he held positions in Citibank's Corporate Financial Analysis and International Banking and Finance Groups.

EDWARD SILVERSTEIN -- Mr. Silverstein has managed the Convertible Portfolio since 2001. Mr. Silverstein joined MacKay Shields in 1998 as an Associate and was a Research Analyst in the Equity Division. He became an Associate Director in 2000. Prior to joining MacKay Shields, Mr. Silverstein was a portfolio manager at The Bank of New York from 1995 to 1998.

EDMUND C. SPELMAN -- Mr. Spelman has managed the Convertible Portfolio since September 1999 and has managed the Capital Appreciation, Mid Cap Growth, Small Cap Growth and Total Return Portfolios since inception. Mr. Spelman is a Senior Managing Director of MacKay Shields and specializes in equity securities. He joined MacKay Shields in 1991 after working as a securities analyst at Oppenheimer & Co., Inc. from 1984 to 1991.

THOMAS VOLPE, JR. -- Mr. Volpe became a portfolio manager of the Bond Portfolio in April 2003. Mr. Volpe is a Second Vice President in NYLIM's Securities Investment Group. He joined the Public Fixed Income Group of NYLIM in May 2000. Prior to that, he was a Treasury Cash Manager for the Treasury Department of New York Life Insurance Company where he earned the credential of Certified Cash Manager. He has been employed by New York Life Insurance Company since 1989 and has held a number of positions in the Securities Operations and Treasury Cash Management areas. Mr. Volpe holds a BA in Economics from the State University of New York at Albany and a MBA in Finance from Adelphi University.

ZILI ZHANG -- Mr. Zhang, Vice President and Portfolio Manager/Director of Quantitative Research, joined American Century in January 1997 as a research analyst. He became a portfolio manager in 2002. He also manages the quantitative research team. He has a bachelor's degree in physics from the University of Science and Technology of China and a Ph.D in theoretical physics from the University of Texas at Austin.

                       PURCHASE AND REDEMPTION OF SHARES

--------------------------------------------------------------------------------
                                                                               -

FAIR VALUATION, MARKET TIMING, AND PORTFOLIO HOLDINGS DISCLOSURE

Determining the Portfolio's Share Prices (NAV) and the Valuation of Securities

Shares in each of the Portfolios are offered to and are redeemed by the Separate Accounts at a price equal to their respective net asset value, or NAV, per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolios' shares.

Each Portfolio of the Fund generally calculates the value of its investments (also known as its net asset value, or NAV) at the close of regular trading on the New York Stock Exchange (usually 4:00 pm eastern time) every day the Exchange is open. The NAV per share for a class of shares is determined by dividing the value of a Portfolio's net assets attributable to that class by the number of shares of that class outstanding on that day. The value of a Portfolio's investments is generally based on current market prices (amortized cost, in the case of the Cash Management Portfolio). If current market values are not available or, in the judgment of the Manager, do not accurately reflect the fair value of a security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of a Portfolio's securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless the Manager or Subadvisor, in consultation with the Subadvisor, deems a particular event would materially affect NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. A Portfolio may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares. The NAV of a Portfolio's shares may change on days when shareholders will not be able to purchase or redeem shares.

The Board has adopted valuation procedures for the Fund and has delegated day-to-day responsibility for fair value determinations to the Fund's Valuation Committee. Determinations of the Valuation Committee are subject to review and ratification by the Board at its next scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The Fund expects to use fair value pricing for securities actively traded on U.S. exchanges only under limited circumstances (e.g., for thinly-traded securities where the market quotation is deemed unreliable, in response to security trading halts, or when an exchange closes early or does not open.) Certain Portfolios of the Fund may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, the Fund's fair valuation procedures include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available.

Excessive Purchases and Redemptions or Exchanges

The interests of the Fund's shareholders and the Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a Portfolio's investment strategies or negatively impact Portfolio performance. For example, the Manager or a Portfolio's Subadvisor might have to maintain more of a Portfolio's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. Shareholders that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by long-term shareholders.

The Fund is not intended to be used as a vehicle for short-term trading, and the Fund's Board of Directors has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of each Portfolio's shares in order to protect long-term shareholders of the Fund. Each Portfolio of the Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase, exchange or transfer order for any reason.

Shares of the Portfolios are generally held through insurance company separate accounts. The ability of the Fund to monitor transfers made by the contract holders in separate accounts maintained by New York Life Insurance and Annuity Corporation ("NYLIAC") is limited by the omnibus nature of these accounts. The Fund does not maintain data regarding individual contract holder transactions. The Fund's policy is that the Portfolios must rely on NYLIAC to both monitor market timing within a Portfolio and attempt to prevent it through its own policies and procedures. In situations in which the Fund becomes aware of possible market timing activity, it will notify NYLIAC in order to help facilitate the enforcement of its market timing policies and procedures. The Fund reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from NYLIAC that the Fund determines not to be in the best interest of the Portfolios. Contract holders should refer to the product prospectus for a description of the methods that NYLIAC may utilize to monitor and detect excessive or frequent trading in Portfolio shares. NYLIAC or the Fund may modify their procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the prevention or detection of excessive or frequent trading or to address specific circumstances.

While NYLIAC and the Fund discourage excessive short-term trading, there is no assurance that they will be able to detect all market timing activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. Neither NYLIAC nor the Fund has any arrangements to permit or accommodate frequent or excessive short-term trading.

Portfolio Holdings Information

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities holdings is available in the Fund's Statement of Additional Information. The Fund publishes quarterly a list of each Portfolio's ten largest holdings and publishes monthly a complete schedule of each Portfolio's holdings on the internet at www.mainstayfunds.com. You may also obtain this information by calling toll-free 1-800-598-2019. The portfolio holdings are made available as of the last day of each calendar month, approximately 30 days after the end of that month. In addition, disclosure of each Portfolio's top ten holdings is made quarterly approximately 15 days after the end of each fiscal quarter. The quarterly top ten holdings information is also provided in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

--------------------------------------------------------------------------------
                                                                               -

     TAXES

Each Portfolio intends to elect and to qualify to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If each Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each Portfolio will be relieved of federal income tax on the amounts distributed.

In order for the Separate Accounts to comply with regulations under Section 817(h) of the Code, each Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of each Separate Account's proportionate share of the assets owned by each of the regulated investment companies in which it owns shares is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable.

Since the sole shareholders of the Fund will be Separate Accounts, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the Policies, see the attached prospectus for the Policy.

     DIVIDENDS AND DISTRIBUTIONS

The Cash Management Portfolio (which seeks to maintain a constant net asset value of $1.00 per share) will declare a dividend of its net investment income daily and distribute such dividend monthly; a shareholder of that Portfolio begins to earn dividends on the next business day following the receipt of the shareholder's investment by the Portfolio. Each Portfolio other than the Cash Management Portfolio declares and distributes a dividend of net investment income, if any, annually. Shareholders of each Portfolio, other than the Cash Management Portfolio, will begin to earn dividends on the first business day after the shareholder's purchase order has been received. Distributions reinvested in shares will be made after the first business day of each month following declaration of the dividend. Each Portfolio will distribute its net long-term capital gains, if any, after utilization of any capital loss carryforwards after the end of each fiscal year. The Portfolios may declare an additional distribution of investment income and capital gains in October, November or December (which would be paid before February 1 of the following year) to avoid the excise tax on income not distributed in accordance with the applicable timing requirements.

                              GENERAL INFORMATION

--------------------------------------------------------------------------------
                                                                               -

     CUSTODIAN

For the Bond and Common Stock Portfolios, JP Morgan Chase & Co., 3 Chase Metro Tech Center, Brooklyn, New York 11245 is the custodian of the Portfolios' assets. For the remaining Portfolios, The Bank of New York, 100 Church Street, New York, New York 10286 is the custodian of the Portfolios' assets.

                              FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the Portfolios' financial performance for the past five years or, if shorter, the period of a Portfolio's operations. Certain information reflects financial results for a single portfolio share outstanding throughout each of the periods presented. The total returns in the table represent the rate that an investor would have earned on an investment in that portfolio (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's Financial Statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                           MAINSTAY VP BOND PORTFOLIO
                                                              ----------------------------------------------------
                                                                                 INITIAL CLASS
                                                              ----------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                                2004       2003       2002       2001       2000
SELECT PER SHARE DATA AND RATIOS                              ----------------------------------------------------
Net asset value at beginning of period......................  $  13.41   $  13.73   $  13.11   $  12.59   $  12.24
                                                              --------   --------   --------   --------   --------
Net investment income.......................................      0.47       0.52(b)     0.60      0.65       0.85
Net realized and unrealized gain (loss) on investments......      0.08       0.10       0.64       0.52       0.35
                                                              --------   --------   --------   --------   --------
Total from investment operations............................      0.55       0.62       1.24       1.17       1.20
                                                              --------   --------   --------   --------   --------
Less dividends and distributions:
  From net investment income................................     (0.50)     (0.59)     (0.61)     (0.65)     (0.85)
  From net realized gain on investments.....................     (0.15)     (0.35)     (0.01)        --         --
                                                              --------   --------   --------   --------   --------
Total dividends and distributions...........................     (0.65)     (0.94)     (0.62)     (0.65)     (0.85)
                                                              --------   --------   --------   --------   --------
Net asset value at end of period............................  $  13.31   $  13.41   $  13.73   $  13.11   $  12.59
                                                              ========   ========   ========   ========   ========
Total investment return.....................................      4.09%      4.52%      9.48%      9.27%      9.82%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................      3.36%      3.75%      4.93%      5.66%      6.37%
  Expenses..................................................      0.54%      0.54%      0.52%      0.52%      0.51%
Portfolio turnover rate.....................................       335%       149%        76%        54%        58%
Net assets at end of period (in 000's)......................  $421,046   $485,033   $481,740   $372,983   $257,573

------------

(a)  Commencement of Operations.
(b)  Per Share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Total return is not annualized.
(e)  Less than one tenth of a percent.
(f)  Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                        MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO
                                                              --------------------------------------------------------------
                                                                                      INITIAL CLASS
                                                              --------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                                2004        2003            2002        2001         2000
SELECT PER SHARE DATA AND RATIOS                              --------------------------------------------------------------
Net asset value at beginning of period......................  $  20.70   $    16.33       $  23.64   $    30.81   $    36.98
                                                              --------   ----------       --------   ----------   ----------
Net investment income (loss)................................      0.05         0.04(b)        0.02         0.02        (0.05)(b)
Net realized and unrealized gain (loss) on investments......      0.81         4.37          (7.31)       (7.17)       (3.73)
                                                              --------   ----------       --------   ----------   ----------
Total from investment operations............................      0.86         4.41          (7.29)       (7.15)       (3.78)
                                                              --------   ----------       --------   ----------   ----------
Less dividends and distributions:
  From net investment income................................     (0.05)       (0.04)         (0.02)       (0.02)          --
  From net realized gain on investments.....................        --           --             --           --        (2.39)
                                                              --------   ----------       --------   ----------   ----------
Total dividends and distributions...........................     (0.05)       (0.04)         (0.02)       (0.02)       (2.39)
                                                              --------   ----------       --------   ----------   ----------
Net asset value at end of period............................  $  21.51   $    20.70       $  16.33   $    23.64   $    30.81
                                                              ========   ==========       ========   ==========   ==========
Total investment return.....................................      4.16%       26.99%        (30.83%)     (23.22%)     (10.72%)
Ratios (to average net assets)/Supplemental Data:
  Net investment income (loss)..............................      0.24%        0.20%          0.11%        0.09%       (0.15%)
  Expenses..................................................      0.65%        0.64%          0.64%        0.63%        0.63%
Portfolio turnover rate.....................................        34%          26%            72%          46%          33%
Net assets at end of period (in 000's)......................  $929,227   $1,011,538       $842,410   $1,345,799   $1,813,776

------------

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                             MAINSTAY VP CASH MANAGEMENT PORTFOLIO
                                                              --------------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                                2004           2003           2002           2001           2000
SELECT PER SHARE DATA AND RATIOS                              --------------------------------------------------------------------
Net asset value at beginning of year........................  $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                                              --------       --------       --------       --------       --------
Net investment income.......................................      0.01           0.01           0.01           0.04           0.06
Net realized and unrealized gain on investments.............      0.00(a)        0.00(a)        0.00(a)        0.00(a)          --
                                                              --------       --------       --------       --------       --------
Total from investment operations............................      0.01           0.01           0.01           0.04           0.06
                                                              --------       --------       --------       --------       --------
Less dividends and distributions:
  From net investment income................................     (0.01)         (0.01)         (0.01)         (0.04)         (0.06)
  From net realized gain on investments.....................     (0.00)(a)      (0.00)(a)      (0.00)(a)      (0.00)(a)         --
                                                              --------       --------       --------       --------       --------
Total dividends and distributions...........................     (0.01)         (0.01)         (0.01)         (0.04)         (0.06)
                                                              --------       --------       --------       --------       --------
Net asset value at end of year..............................  $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                                              ========       ========       ========       ========       ========
Total investment return.....................................      0.85%          0.67%          1.36%          3.84%          6.06%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................      0.83%          0.67%          1.33%          3.57%          5.87%
  Expenses..................................................      0.55%          0.55%          0.55%          0.54%          0.52%
Net assets at end of year (in 000's)........................  $308,660       $359,974       $518,348       $481,171       $305,915

------------

(a)  Less than one cent per share.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                         MAINSTAY VP COMMON STOCK PORTFOLIO
                                                              --------------------------------------------------------
                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                                2004       2003       2002        2001         2000
SELECT PER SHARE DATA AND RATIOS                              --------------------------------------------------------
Net asset value at beginning of period......................  $  18.75   $  14.98   $  19.99   $    24.28   $    27.78
                                                              --------   --------   --------   ----------   ----------
Net investment income.......................................      0.28(c)     0.17(b)     0.16       0.14         0.15
Net realized and unrealized gain (loss) on investments......      1.77       3.78      (5.01)       (4.29)       (1.06)
                                                              --------   --------   --------   ----------   ----------
Total from investment operations............................      2.05       3.95      (4.85)       (4.15)       (0.91)
                                                              --------   --------   --------   ----------   ----------
Less dividends and distributions:
  From net investment income................................     (0.28)     (0.18)     (0.16)       (0.14)       (0.15)
  From net realized gain on investments.....................        --         --         --           --        (2.44)
                                                              --------   --------   --------   ----------   ----------
Total dividends and distributions...........................     (0.28)     (0.18)     (0.16)       (0.14)       (2.59)
                                                              --------   --------   --------   ----------   ----------
Net asset value at end of period............................  $  20.52   $  18.75   $  14.98   $    19.99   $    24.28
                                                              ========   ========   ========   ==========   ==========
Total investment return.....................................     10.90%     26.37%    (24.25%)     (17.09%)      (3.34%)
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................      1.44%(c)     1.05%     0.89%       0.66%        0.55%
  Expenses..................................................      0.53%      0.52%      0.51%        0.50%        0.50%
Portfolio turnover rate.....................................       151%        72%       120%          93%          77%
Net assets at end of period (in 000's)......................  $923,660   $864,373   $731,686   $1,059,832   $1,331,634

------------

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per
     share and 0.27%, respectively, resulting from a special
     one-time dividend from Microsoft Corp. that paid $3.00 per share.
(d)  Total return is not annualized.
(e)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                       MAINSTAY VP CONVERTIBLE PORTFOLIO
                                                              ----------------------------------------------------
                                                                                 INITIAL CLASS
                                                              ----------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                                2004       2003       2002       2001       2000
SELECTED PER SHARE DATA AND RATIOS                            ----------------------------------------------------
Net asset value at beginning of period......................  $  10.82   $   9.04   $  10.11   $  10.71   $  12.68
                                                              --------   --------   --------   --------   --------
Net investment income.......................................      0.21       0.27(b)     0.28      0.36(c)     0.42
Net realized and unrealized gain (loss) on investments......      0.45       1.74      (1.08)     (0.58)(c)    (1.00)
                                                              --------   --------   --------   --------   --------
Total from investment operations............................      0.66       2.01      (0.80)     (0.22)     (0.58)
                                                              --------   --------   --------   --------   --------
Less dividends and distributions:
  From net investment income................................     (0.22)     (0.23)     (0.27)     (0.38)     (0.42)
  From net realized gain on investments.....................        --         --         --         --      (0.97)
                                                              --------   --------   --------   --------   --------
Total dividends and distributions...........................     (0.22)     (0.23)     (0.27)     (0.38)     (1.39)
                                                              --------   --------   --------   --------   --------
Net asset value at end of period............................  $  11.26   $  10.82   $   9.04   $  10.11   $  10.71
                                                              ========   ========   ========   ========   ========
Total investment return.....................................      6.11%     22.23%     (7.91%)    (2.18%)    (5.02%)
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................      1.94%      2.71%      2.97%      3.86%(c)     4.25%
  Expenses..................................................      0.66%      0.67%      0.67%      0.67%      0.66%
Portfolio turnover rate.....................................       108%        76%        95%       171%       183%
Net assets at end of period (in 000's)......................  $291,995   $292,043   $204,263   $202,564   $168,085

------------

(a)  Commencement of Operations.
(b) Per share data based on average shares outstanding during the period.
(c) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting
     Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

          Decrease net investment income....................  $(0.00)(e)
          Increase net realized and unrealized gains and
           losses...........................................    0.00(e)
          Decrease ratio of net investment income...........   (0.11%)

(d)  Total return is not annualized.
(e)  Less than one cent per share.
(f)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                        MAINSTAY VP GOVERNMENT PORTFOLIO
                                                              ----------------------------------------------------
                                                                                 INITIAL CLASS
                                                              ----------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                                2004       2003       2002       2001       2000
SELECT PER SHARE DATA AND RATIOS                              ----------------------------------------------------
Net asset value at beginning of period......................  $  10.73   $  11.05   $  10.35   $  10.11   $   9.56
                                                              --------   --------   --------   --------   --------
Net investment income.......................................      0.45       0.36(b)     0.31      0.42(c)     0.62
Net realized and unrealized gain (loss) on investments......     (0.09)     (0.15)      0.71       0.25(c)     0.55
                                                              --------   --------   --------   --------   --------
Total from investment operations............................      0.36       0.21       1.02       0.67       1.17
                                                              --------   --------   --------   --------   --------
Less dividends:
  From net investment income................................     (0.46)     (0.53)     (0.32)     (0.43)     (0.62)
                                                              --------   --------   --------   --------   --------
Net asset value at end of period............................  $  10.63   $  10.73   $  11.05   $  10.35   $  10.11
                                                              ========   ========   ========   ========   ========
Total investment return.....................................      3.33%      1.88%      9.85%      6.64%     12.22%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................      3.63%      3.25%      3.94%      5.01%(c)     6.29%
  Expenses..................................................      0.59%      0.59%      0.59%      0.60%      0.60%
Portfolio turnover rate.....................................       113%       106%       146%       137%       311%
Net assets at end of period (in 000's)                        $275,674.. $359,332   $432,816   $223,387   $130,390

------------

(a)  Commencement of Operations.
(b) Per share data based on average shares outstanding during the period.
(c) As required, effective January 1, 2001, the portfolio has adopted the provisions of the AICPA Audit and Accounting
     Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

          Decrease net investment income....................  $(0.04)
          Increase net realized and unrealized gains and
           losses...........................................    0.04
          Decrease ratio of net investment income...........   (0.39%)

(d)  Total Return is not annualized.
(e)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                  MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO
                                                              --------------------------------------------------------
                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                                 2004         2003        2002       2001       2000
SELECT PER SHARE DATA AND RATIOS                              --------------------------------------------------------
Net asset value at beginning of period......................  $     9.41   $     7.39   $   8.09   $   8.72   $  10.69
                                                              ----------   ----------   --------   --------   --------
Net investment income.......................................        0.70         0.75(b)     0.85      1.05(c)     1.32
Net realized and unrealized gain (loss) on investments......        0.47         1.93      (0.67)     (0.64)(c)    (1.96)
Net realized and unrealized gain (loss) on foreign
  currency..................................................        0.02         0.01      (0.02)      0.01       0.02
                                                              ----------   ----------   --------   --------   --------
Total from investment operations............................        1.19         2.69       0.16       0.42      (0.62)
                                                              ----------   ----------   --------   --------   --------
Less dividends and distributions:
  From net investment income................................       (0.70)       (0.67)     (0.86)     (1.05)     (1.35)
  From net realized gain on investments.....................          --           --         --         --      (0.00)(d)
                                                              ----------   ----------   --------   --------   --------
Total dividends and distributions...........................       (0.70)       (0.67)     (0.86)     (1.05)     (1.35)
                                                              ----------   ----------   --------   --------   --------
Net asset value at end of period............................  $     9.90   $     9.41   $   7.39   $   8.09   $   8.72
                                                              ==========   ==========   ========   ========   ========
Total investment return.....................................       12.72%       36.37%      2.05%      4.91%     (5.87%)
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................        7.40%        8.51%     10.44%     11.61%(c)    12.10%
  Expenses..................................................        0.59%        0.60%      0.60%      0.58%      0.60%
Portfolio turnover rate.....................................          39%          43%        49%        56%        64%
Net assets at end of period (in 000's)......................  $1,167,527   $1,114,766   $696,500   $684,738   $616,807

------------

(a)  Commencement of Operations.
(b) Per share data based on average shares outstanding during the period.
(c) As required, effective January 1, 2001 the Portfolio has adopted the provisions of the AICPA Audit and Accounting
     Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

          Decrease net investment income....................  $(0.00)(d)
          Increase net realized and unrealized gains and
           losses...........................................    0.00(d)
          Decrease ratio of net investment income...........   (0.03%)

(d)  Less than one cent per share.
(e)  Total return is not annualized.
(f)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                         MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO
                                                              ----------------------------------------------------------------
                                                                                       INITIAL CLASS
                                                              ----------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                                2004           2003           2002       2001           2000
SELECTED PER SHARE DATA AND RATIOS                            ----------------------------------------------------------------
Net asset value at beginning of period......................  $  12.13       $  9.48        $ 10.06    $ 11.90        $ 15.48
                                                              --------       -------        -------    -------        -------
Net investment income.......................................      0.19(b)       0.17(b)        0.11       0.11(b)        0.07(b)
Net realized and unrealized gain (loss) on investments......      1.84          2.61          (0.63)     (1.78)         (2.97)
Net realized and unrealized gain (loss) on foreign currency
  transactions..............................................      0.07          0.06           0.08      (0.00)(c)       0.12
                                                              --------       -------        -------    -------        -------
Total from investment operations............................      2.10          2.84          (0.44)     (1.67)         (2.78)
                                                              --------       -------        -------    -------        -------
Less dividends and distributions:
  From net investment income................................     (0.12)        (0.19)         (0.14)     (0.14)         (0.09)
  From net realized gain on investments.....................        --            --             --      (0.03)         (0.71)
                                                              --------       -------        -------    -------        -------
Total dividends and distributions...........................     (0.12)        (0.19)         (0.14)     (0.17)         (0.80)
                                                              --------       -------        -------    -------        -------
Net asset value at end of period............................  $  14.11       $ 12.13        $  9.48    $ 10.06        $ 11.90
                                                              ========       =======        =======    =======        =======
Total investment return.....................................     17.34%        30.00%         (4.41%)   (14.02%)       (18.06%)
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................      1.53%         1.67%          1.06%      1.04%          0.53%
  Expenses..................................................      0.99%         1.07%          1.11%      1.12%          1.01%
Portfolio turnover rate.....................................        49%          105%           102%       130%            28%
Net assets at end of period (in 000's)......................  $175,172       $95,754        $61,763    $55,515        $65,429

------------

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Total return is not annualized.
(e)  Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                   MAINSTAY VP S&P 500 INDEX PORTFOLIO
                                                              ----------------------------------------------
                                                                              INITIAL CLASS
                                                              ----------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,
                                                                 2004             2003            2002
SELECTED PER SHARE DATA AND RATIOS                            ----------------------------------------------
Net asset value at beginning of period......................  $    22.40       $    17.68       $  23.14
                                                              ----------       ----------       --------
Net investment income.......................................        0.37(b)(c)       0.27(b)        0.26
Net realized and unrealized gain (loss) on investments......        1.98             4.72          (5.40)
                                                              ----------       ----------       --------
Total from investment operations............................        2.35             4.99          (5.14)
                                                              ----------       ----------       --------
Less dividends and distributions:
  From net investment income................................       (0.37)           (0.27)         (0.26)
  From net realized gain on investments.....................          --               --          (0.06)
  Return of capital.........................................          --            (0.00)(d)         --
                                                              ----------       ----------       --------
Total dividends and distributions...........................       (0.37)           (0.27)         (0.32)
                                                              ----------       ----------       --------
Net asset value at end of period............................  $    24.38       $    22.40       $  17.68
                                                              ==========       ==========       ========
Total investment return.....................................       10.49%           28.19%        (22.21%)
Ratios (to average net assets)/Supplement Data:
  Net investment income.....................................        1.64%(c)         1.40%          1.25%
  Expenses..................................................        0.39%            0.39%          0.38%
Portfolio turnover rate.....................................           3%               3%             5%
Net assets at end of period (in 000's)......................  $1,322,061       $1,239,412       $977,306

                                                              MAINSTAY VP S&P 500 INDEX PORTFOLIO
                                                              -------------------------
                                                                    INITIAL CLASS
                                                              -------------------------
                                                               YEAR ENDED DECEMBER 31,
                                                                 2001           2000
SELECTED PER SHARE DATA AND RATIOS                            -------------------------
Net asset value at beginning of period......................  $    26.88     $    30.50
                                                              ----------     ----------
Net investment income.......................................        0.25           0.27
Net realized and unrealized gain (loss) on investments......       (3.49)         (3.10)
                                                              ----------     ----------
Total from investment operations............................       (3.24)         (2.83)
                                                              ----------     ----------
Less dividends and distributions:
  From net investment income................................       (0.25)         (0.27)
  From net realized gain on investments.....................       (0.25)         (0.52)
  Return of capital.........................................          --             --
                                                              ----------     ----------
Total dividends and distributions...........................       (0.50)         (0.79)
                                                              ----------     ----------
Net asset value at end of period............................  $    23.14     $    26.88
                                                              ==========     ==========
Total investment return.....................................      (12.11%)        (9.32%)
Ratios (to average net assets)/Supplement Data:
  Net investment income.....................................        1.01%          0.94%
  Expenses..................................................        0.37%          0.37%
Portfolio turnover rate.....................................           4%             6%
Net assets at end of period (in 000's)......................  $1,326,940     $1,527,577

------------

(a)  Commencement of Operations.
(b)  Per Share data based on average shares outstanding during the period.
(c)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.07 per
     share and 0.32%, respectively, resulting from a special
     one-time dividend from Microsoft Corp. that paid $3.00 per share.
(d)  Less than one cent per share.
(e)  Total Return is not annualized.
(f)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                       MAINSTAY VP TOTAL RETURN PORTFOLIO
                                                              ----------------------------------------------------
                                                                                 INITIAL CLASS
                                                              ----------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31
                                                                2004       2003       2002       2001       2000
SELECT PER SHARE DATA AND RATIOS                              ----------------------------------------------------
Net asset value at beginning of period......................  $  15.93   $  13.55   $  16.69   $  19.21   $  22.36
                                                              --------   --------   --------   --------   --------
Net investment income.......................................      0.28(c)     0.27(d)     0.37     0.44(b)     0.43
Net realized and unrealized gain (loss) on investments......      0.74       2.39      (3.13)     (2.49)(b)    (1.36)
                                                              --------   --------   --------   --------   --------
Total from investment operations............................      1.02       2.66      (2.76)     (2.05)     (0.93)
                                                              --------   --------   --------   --------   --------
Less dividends and distributions:
  From net investment income................................     (0.28)     (0.28)     (0.38)     (0.44)     (0.43)
  From net realized gain on investments.....................        --         --         --      (0.03)     (1.79)
                                                              --------   --------   --------   --------   --------
Total dividends and distributions...........................     (0.28)     (0.28)     (0.38)     (0.47)     (2.22)
                                                              --------   --------   --------   --------   --------
Net asset value at end of period............................  $  16.67   $  15.93   $  13.55   $  16.69   $  19.21
                                                              ========   ========   ========   ========   ========
Total investment return.....................................      6.37%     19.68%    (16.57%)   (10.69%)    (4.36%)
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................      1.64%(c)     1.87%     2.28%     2.42%(b)     2.05%
  Expenses..................................................      0.62%      0.61%      0.61%      0.59%      0.59%
Portfolio turnover rate.....................................       111%        69%       101%       125%       120%
Net assets at end of period (in 000's)......................  $523,683   $558,181   $498,484   $679,154   $805,862

------------

(a)  Commencement of Operations.
(b) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting
     Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not yet been restated to reflect this change in presentation.

          Decrease net investment income....................  $(0.02)
          Increase net realized and unrealized gains and
           losses...........................................    0.02
          Decrease ratio of net investment income...........   (0.12%)

(c)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.01 per
     share and 0.05%, respectively, resulting from a special
     one-time dividend from Microsoft Corp. that paid $3.00 per share.
(d)  Per Share data based on average shares outstanding during the period.
(e)  Total Return is not annualized.
(f)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                          MAINSTAY VP VALUE PORTFOLIO
                                                              ----------------------------------------------------
                                                                                 INITIAL CLASS
                                                              ----------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                                2004       2003       2002       2001       2000
SELECT PER SHARE DATA AND RATIOS                              ----------------------------------------------------
Net asset value at beginning of period......................  $  14.96   $  11.91   $  15.35   $  16.21   $  15.00
                                                              --------   --------   --------   --------   --------
Net investment income.......................................      0.18       0.21(b)     0.20      0.23       0.20
Net realized and unrealized gain (loss) on investments......      1.51       3.04      (3.43)     (0.15)      1.73
                                                              --------   --------   --------   --------   --------
Total from investment operations............................      1.69       3.25      (3.23)      0.08       1.93
                                                              --------   --------   --------   --------   --------
Less dividends and distributions:
  From net investment income................................     (0.18)     (0.20)     (0.19)     (0.23)     (0.21)
  From net realized gain on investments.....................        --         --      (0.02)     (0.71)     (0.51)
                                                              --------   --------   --------   --------   --------
Total dividends and distributions...........................     (0.18)     (0.20)     (0.21)     (0.94)     (0.72)
                                                              --------   --------   --------   --------   --------
Net asset value at end of period............................  $  16.47   $  14.96   $  11.91   $  15.35   $  16.21
                                                              ========   ========   ========   ========   ========
Total investment return.....................................     11.28%     27.37%    (21.05%)     0.40%     12.89%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................      1.34%      1.60%      1.43%      1.53%      1.33%
  Expenses..................................................      0.65%      0.66%      0.65%      0.64%      0.64%
Portfolio turnover rate.....................................        81%        62%        64%        70%        90%
Net assets at end of period (in 000's)......................  $567,182   $418,992   $331,833   $404,174   $338,596

------------

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                     MAINSTAY VP INCOME & GROWTH PORTFOLIO
                                                              ----------------------------------------------------
                                                                                 INITIAL CLASS
                                                              ----------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                                2004       2003       2002       2001       2000
SELECT PER SHARE DATA AND RATIOS                              ----------------------------------------------------
Net asset value at beginning of period......................  $ 10.35    $  8.14    $ 10.24    $ 11.28    $ 12.74
                                                              -------    -------    -------    -------    -------
Net investment income.......................................     0.19(c)    0.14(b)    0.10       0.08       0.07
Net realized and unrealized gain (loss) on investments......     1.12       2.20      (2.10)     (1.04)     (1.44)
                                                              -------    -------    -------    -------    -------
Total from investment operations............................     1.31       2.34      (2.00)     (0.96)     (1.37)
                                                              -------    -------    -------    -------    -------
Less dividends and distributions:
  From net investment income................................    (0.19)     (0.13)     (0.10)     (0.08)     (0.07)
  From net realized gain on investments.....................       --         --         --         --      (0.02)
                                                              -------    -------    -------    -------    -------
Total dividends and distributions...........................    (0.19)     (0.13)     (0.10)     (0.08)     (0.09)
                                                              -------    -------    -------    -------    -------
Net asset value at end of period............................  $ 11.47    $ 10.35    $  8.14    $ 10.24    $ 11.28
                                                              =======    =======    =======    =======    =======
Total investment return.....................................    12.65%     28.69%    (19.52%)    (8.50%)   (10.73%)
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................     1.92%(c)    1.51%     1.09%      0.81%      0.66%
  Expenses..................................................     0.90%      0.94%      0.92%      0.88%      0.90%
Portfolio turnover rate.....................................       72%        79%        71%        61%        59%
Net assets at end of period (in 000's)......................  $76,526    $69,598    $58,153    $71,000    $75,189

------------

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.05 per
     share and 0.26%, respectively, resulting from a special
     one-time dividend from Microsoft Corp. that paid $3.00 per share.
(d)  Total return is not annualized.
(e)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                   MAINSTAY VP BASIC VALUE PORTFOLIO
                                          ----------------------------------------------------
                                                             INITIAL CLASS
                                          ----------------------------------------------------
                                                        YEAR ENDED DECEMBER 31,
                                            2004       2003       2002       2001       2000
SELECT PER SHARE DATA AND RATIOS          ----------------------------------------------------
Net asset value at beginning of
  period................................  $ 10.18    $  8.01    $ 10.46    $ 11.29    $ 10.84
                                          -------    -------    -------    -------    -------
Net investment income...................     0.11       0.07(b)    0.06       0.07       0.07
Net realized and unrealized gain (loss)
  on investments........................     1.04       2.17      (2.45)     (0.56)      0.64
                                          -------    -------    -------    -------    -------
Total from investment operations........     1.15       2.24      (2.39)     (0.49)      0.71
                                          -------    -------    -------    -------    -------
Less dividends and distributions:
  From net investment income............    (0.10)     (0.07)     (0.06)     (0.07)     (0.07)
  From net realized gain on
    investments.........................       --         --         --      (0.27)     (0.19)
                                          -------    -------    -------    -------    -------
Total dividends and distributions.......    (0.10)     (0.07)     (0.06)     (0.34)     (0.26)
                                          -------    -------    -------    -------    -------
Net asset value at end of period........  $ 11.23    $ 10.18    $  8.01    $ 10.46    $ 11.29
                                          =======    =======    =======    =======    =======
Total investment return.................    11.37%     27.95%    (22.86%)    (4.51%)     6.59%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income.................     1.04%      0.87%      0.63%      0.80%      0.78%
  Expenses..............................     0.96%      0.99%      0.98%      0.99%      1.01%
Portfolio turnover rate.................       75%        73%        65%        74%       159%
Net assets at end of period (in
  000's)................................  $71,543    $62,229    $49,975    $59,220    $45,278

------------

(a)  Commencement of Operations.
(b)  Per Share data based on average shares outstanding during the period.
(c)  Total Return is not annualized.
(d)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                          MAINSTAY VP GROWTH PORTFOLIO
                                                              ----------------------------------------------------
                                                                                 INITIAL CLASS
                                                              ----------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                                2004       2003       2002       2001       2000
SELECT PER SHARE DATA AND RATIOS                              ----------------------------------------------------
Net asset value at beginning of period......................  $  11.38   $   8.90   $  12.41   $  14.87   $  18.55
                                                              --------   --------   --------   --------   --------
Net investment income (loss)................................      0.02       0.02(b)     0.01     (0.01)(b)    (0.02)(b)
Net realized and unrealized gain (loss) on investments......     (0.29)      2.48      (3.51)     (2.45)     (1.69)
                                                              --------   --------   --------   --------   --------
Total from investment operations............................     (0.27)      2.50      (3.50)     (2.46)     (1.71)
                                                              --------   --------   --------   --------   --------
Less dividends and distributions:
  From net investment income................................     (0.02)     (0.02)     (0.01)        --         --
  From net realized gain on investments.....................        --         --         --         --      (1.97)
                                                              --------   --------   --------   --------   --------
Total dividends and distributions...........................     (0.02)     (0.02)     (0.01)        --      (1.97)
                                                              --------   --------   --------   --------   --------
Net asset value at end of period............................  $  11.09   $  11.38   $   8.90   $  12.41   $  14.87
                                                              ========   ========   ========   ========   ========
Total investment return.....................................     (2.32%)    28.05%    (28.21%)   (16.56%)    (9.97%)
Ratios (to average net assets)/Supplemental Data:
  Net investment income (loss)..............................      0.22%      0.17%      0.07%     (0.10%)    (0.19%)
  Expenses..................................................      0.85%#     0.83%      0.81%      0.80%      0.80%
Portfolio turnover rate.....................................       117%       160%       168%       172%       363%
Net assets at end of period (in 000's)......................  $130,091   $154,082   $119,529   $180,447   $218,190

------------

(a)  Commencement of Operations.
(b)  Per Share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Total Return is not annualized.
(e)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 #   Includes fees paid indirectly which amounted to 0.03% of
     average net assets for the year ended December 31, 2004.
 +   Annualized.

MORE INFORMATION ABOUT THE PORTFOLIOS IS AVAILABLE FREE UPON REQUEST:

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides more details about the Portfolios. A current SAI is incorporated by reference into the Prospectus and has been filed with the SEC.

ANNUAL/SEMIANNUAL REPORTS

Provide additional information about the Portfolios' investments and include discussions of market conditions and investment strategies that significantly affected the Portfolios' performance during the last fiscal year.

TO OBTAIN INFORMATION:

Write to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 452, New York, New York 10010, or call 1-800-598-2019.

You can obtain information about the Portfolios (including the SAI) by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202-942-8090). Reports and other information about the Portfolios are available on the EDGAR Database on the SEC's website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN, OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, NYLIM OR THE SUBADVISORS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

[RECYCLE LOGO]
The MainStay VP Series Fund, Inc.
SEC File Number: 811-03833

MainStay VP Series Fund, Inc. Prospectus                            May 1, 2005

--------------------------------------------------------------------------------
                                                                               -

                                                                 MAINSTAY VP SERIES FUND, INC.
                                                                 OFFERS 4 PORTFOLIOS IN THIS PROSPECTUS
                                                                  Equity
                                                                 Capital Appreciation Portfolio........    page A-5
                                                                  Income
                                                                 Bond Portfolio........................    page A-7
                                                                 Government Portfolio..................    page A-9
                                                                 Cash Management Portfolio.............    page A-11

INITIAL CLASS SHARES
NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 WHAT'S INSIDE?

--------------------------------------------------------------------------------
                                                                               -

                                                              PAGE
                                                              -----
THE FUND AND THE SEPARATE ACCOUNTS..........................    A-3
INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
  PRINCIPAL RISKS: AN OVERVIEW..............................    A-4
     Not insured............................................    A-4
     You could lose money...................................    A-4
     NAV will fluctuate.....................................    A-4
     More information.......................................    A-4
CAPITAL APPRECIATION PORTFOLIO..............................    A-5
BOND PORTFOLIO..............................................    A-7
GOVERNMENT PORTFOLIO........................................    A-9
CASH MANAGEMENT PORTFOLIO...................................   A-11
INVESTMENT POLICIES.........................................   A-13
MORE ABOUT INVESTMENT STRATEGIES AND RISKS..................   A-13
     DERIVATIVE SECURITIES..................................   A-13
     FOREIGN SECURITIES.....................................   A-13
     LENDING OF PORTFOLIO SECURITIES........................   A-14
     LOAN PARTICIPATION INTERESTS...........................   A-14
     MORTGAGE-BACKED AND ASSET-BACKED SECURITIES............   A-14
     RISK MANAGEMENT TECHNIQUES.............................   A-14
     SWAP AGREEMENTS........................................   A-14
     WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS.........   A-15
     RISKS OF INVESTING IN HIGH YIELD DEBT ("JUNK BONDS")...   A-15
     TEMPORARY DEFENSIVE INVESTMENTS........................   A-15
     PORTFOLIO TURNOVER.....................................   A-15
THE FUND AND ITS MANAGEMENT.................................   A-15
PURCHASE AND REDEMPTION OF SHARES...........................   A-18
TAXES, DIVIDENDS AND DISTRIBUTIONS..........................   A-19
GENERAL INFORMATION.........................................   A-20
FINANCIAL HIGHLIGHTS........................................   A-21

                            ------------------------

                       THE FUND AND THE SEPARATE ACCOUNTS

--------------------------------------------------------------------------------
                                                                               -

This Prospectus describes Initial Class shares offered by MainStay VP Series Fund, Inc. (the "Fund"). The Fund, an open-end investment management company, is a Maryland corporation organized on June 3, 1983.

The Fund offers twenty-one separate series, each of which represents a separate portfolio of investments. The Initial Class shares of four of these series are offered by the Fund in this Prospectus--the MainStay VP Bond Portfolio ("Bond"), the MainStay VP Capital Appreciation Portfolio ("Capital Appreciation"), the MainStay VP Cash Management Portfolio ("Cash Management") and the MainStay VP Government Portfolio ("Government"), (each a "Portfolio" and collectively the "Portfolios"). Each Portfolio offers Initial Class and Service Class shares, except the Cash Management, which offers only Initial Class shares. In many respects, each Portfolio resembles a separate fund. At the same time, in certain important respects, the Fund is treated as a single entity.

Shares of the Portfolios are currently offered to certain Separate Accounts to fund variable annuity policies and variable life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") (collectively, "Policies" and individually, "Policy").

The terms "shareholder" or "shareholders" in this Prospectus refer to the Separate Accounts, and the rights of the Separate Accounts as shareholders are different from the rights of an owner of a Policy ("Owner"). The rights of an Owner are described in the Policy. The current prospectus for the relevant Policy (which accompanies this Prospectus) describes the rights of the Separate Accounts as shareholders and the rights of an Owner. The Separate Accounts invest in shares of the Portfolios in accordance with allocation instructions received from Owners.

The current prospectus for the Policy describes the Policy and the relationship between changes in the value of shares of the Portfolios and the benefits payable under a Policy.

             Investment Objectives, Principal Investment Strategies
                        and Principal Risks: An Overview

This Prospectus discusses four Portfolios which invest for varying combinations of income and capital appreciation. Each of the Portfolios pursues somewhat different strategies to achieve its objective. Under normal market conditions, the Equity Portfolios invest primarily in equity securities and the Income Portfolios invest primarily in debt securities. Each of the Portfolios is managed by New York Life Investment Management LLC ("NYLIM" or the "Manager"). NYLIM is responsible for the day-to- day portfolio management of one of the Portfolios and has retained subadvisors for three of the Portfolios. In times of unusual or adverse conditions, each Portfolio may invest for temporary or defensive purposes outside the scope of its principal investment focus.

Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When you buy stock in a corporation you become part owner. The Portfolios may buy equity securities through stock exchanges, such as the New York Stock Exchange, the American Stock Exchange, or foreign stock exchanges, or in the over-the-counter market. There are many different types of equity securities, including stocks, convertible securities, American Depositary Receipts and others. Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid.

Both governments and private companies may raise needed cash by issuing or selling debt securities to investors. The Portfolios may buy debt securities directly from those governments and companies or in the secondary trading markets. There are many different types of debt securities, including bonds, notes, debentures and others. Some pay fixed rates of return; others pay variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount to be paid at maturity. The amount of interest paid is subject to many variables, including creditworthiness of the issuer, length of maturity of the security, market factors, and the nature of the debt instrument. Each of the Portfolios described in this Prospectus invests in particular types of debt securities, consistent with its own investment objective and strategies which are described in the succeeding pages of this Prospectus.

NOT INSURED
An investment in the Portfolios is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Cash Management Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

YOU COULD LOSE MONEY
Before considering an investment in one or more of the Portfolios, you should understand that you could lose money.

NAV WILL FLUCTUATE
The value of Portfolio shares, also known as the net asset value ("NAV"), will fluctuate based on the value of the Portfolio's holdings. Security values change. Investment in common stocks and other equity securities is particularly subject to the risks of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of a Portfolio's holdings. In the case of debt securities, security values change when interest rates change. Generally when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up. Other factors, such as changes in how the market views the creditworthiness of an issuer, changes in economic or market conditions, changes in relative values of currencies, the risks inherent in management's ability to anticipate such changes, and changes in the average maturity of a Portfolio's investment, can also affect security values and Portfolio share price.

MORE INFORMATION
The next section of this Prospectus gives you more detailed information about the investment objectives, policies, principal investment strategies, principal risks and performance of each of the Portfolios offered in this Prospectus. Please review it carefully.

                   MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO

INVESTMENT OBJECTIVE -- The Capital Appreciation Portfolio's investment objective is to seek long-term growth of capital. Dividend income, if any, is an incidental consideration.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests in securities of U.S. companies with investment characteristics such as:

- participation in expanding product or service markets,

- increasing unit sales volume,

- increasing return on investment, and

- growth in revenues and earnings per share superior to that of the average of common stocks comprising indices such as the S&P 500(R) Index.

INVESTMENT PROCESS -- The Portfolio maintains a flexible approach towards investing in various types of companies as well as types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets.

As a result, the Portfolio may invest in other securities which, in the judgment of MacKay Shields LLC, the Portfolio's Subadvisor, are ready for a rise in price, or are expected to undergo an acceleration in growth of earnings. The latter could occur because of special factors, such as: new management, new products, changes in consumer demand or changes in the economy.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, a decline in unit sales volume, a decrease in investment returns, or a deceleration in revenue and earnings growth.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities, therefore, may carry above-average risk, compared to common stock indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one, five, and ten years compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


CAPITAL APPRECIATION                    QUARTER/YEAR   RETURN
PORTFOLIO -- INITIAL CLASS
Highest Return/Best Quarter                 4/98       26.65%
Lowest Return/Worst Quarter                 1/01      -19.42%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                    1 YEAR   5 YEARS   10 YEARS
Capital Appreciation Portfolio --
  Initial Class                      4.16%   -8.91%      8.02%
S&P 500(R) Index(1)                 10.88%   -2.30%     12.07%
Russell 1000(R) Growth Index(2)      6.30%   -9.29%      9.59%

(1) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.
(2) The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                   Annual Total Returns (12/31)-Initial Class

[Annual Total Returns Bar Chart]

95                                                                               35.78
96                                                                               18.75
97                                                                               23.49
98                                                                               38.14
99                                                                               25.41
00                                                                              -10.72
01                                                                              -23.22
02                                                                              -30.83
03                                                                               26.99
04                                                                                4.16

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee                                     0.36%
    Distribution and Service (12b-1) Fees            None
    Other Expenses (includes Administration Fee of
    0.20%)                                           0.29%
    Total Portfolio Operating Expenses               0.65%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $66        $208        $362         $810

                           MAINSTAY VP BOND PORTFOLIO

INVESTMENT OBJECTIVE -- The Bond Portfolio's investment objective is to seek the highest income over the long term consistent with preservation of principal.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in bonds, which include all types of debt securities such as:

- debt or debt-related securities issued or guaranteed by the U.S. or foreign governments, their agencies or instrumentalities;

- obligations of international or supranational entities;

- debt securities issued by U.S. or foreign corporate entities;

- zero coupon bonds;

- mortgage-related and other asset-backed securities; and

- loan participation agreements.

The effective maturity of this portion of the Portfolio's holdings will usually be in the intermediate range (three to ten years), although it may vary depending on market conditions as determined by NYLIM, the Portfolio's Manager.

At least 65% of the Portfolio's total assets will be invested in debt securities rated Baa or better by Moody's or BBB or better by S&P when purchased, or if unrated, determined by the Manager to be of comparable quality.

As part of the Portfolio's principal investment strategies, the Manager may use investment practices such as mortgage dollar rolls and portfolio securities lending.

INVESTMENT PROCESS -- In pursuing the Portfolio's investment strategy, the Portfolio's Manager conducts a continuing review of yields and other information derived from a data base which it maintains in managing fixed-income portfolios.

Fundamental economic cycle analysis, credit quality and interest rate trends are the principal factors considered by the Manager in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within the Portfolio's investment portfolio. Maturity shifts are based on a set of investment decisions that take into account a broad range of fundamental and technical indicators.

Consistent with its principal investment strategy, the Portfolio may purchase debt securities of U.S. issuers, including derivatives such as mortgage-related and asset-backed securities. Commercial paper must be, when purchased, rated Prime-1 by Moody's or A-1 by S&P, or if unrated, determined by the Manager to be of comparable quality. The Portfolio's principal investments may have fixed or floating rates of interest.

The Manager may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Manager may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

PRINCIPAL RISKS -- The value of debt securities fluctuate depending upon various factors, including interest rates, issuer creditworthiness, prepayment, market conditions and maturities. Investments in the Portfolio are not guaranteed even though some of the Portfolio's investments are guaranteed by the U.S. government or its agencies or instrumentalities.

Investments in loan participation interests are subject to the risk that there may not be a readily available market which in some cases could result in the Portfolio disposing of such security at a substantial discount from face value or holding such security until maturity. In addition, the credit risk associated with investments in loan participation interests may include the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Portfolio purchased such loan participation interests.

Since the Portfolio can invest in foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. based companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, changes in U.S. or foreign tax or currency laws, and changes in monetary policy.

The Portfolio's investments include derivatives such as floaters and mortgage-related and asset-backed securities. The Portfolio may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Portfolio may lose money using derivatives. The derivatives may increase the volatility of the Portfolio's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.

The Portfolio's use of investment practices such as mortgage dollar rolls and securities lending also presents certain risks. The principal risk of mortgage dollar roll transactions is that the security the Portfolio receives at the end of the transaction is worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction. The principal risk of securities lending is that the financial institution that borrows securities from the Portfolio could go bankrupt and the Portfolio might not be able to recover the securities or their value.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


BOND PORTFOLIO -- INITIAL CLASS          QUARTER/YEAR  RETURN
Highest Return/Best Quarter                  2/95       6.37%
Lowest Return/Worst Quarter                  1/96      -2.56%

        AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                  1 YEAR  5 YEARS  10 YEARS
Bond Portfolio --
  Initial Class                    4.09%   7.41%    7.35%
Merrill Lynch Corporate and
  Government Master Index(1)       4.15%   7.95%    7.78%
Lehman Brothers(R) Aggregate
  Bond Index(2)                    4.34%   7.71%    7.72%

(1) The Merrill Lynch Corporate and Government Master Index is an unmanaged index consisting of issues of the U.S. government and its agencies as well as investment-grade corporate securities. Results assume the reinvestment of all income and capital gains distributions. You cannot invest directly in an index.
(2) The Lehman Brothers(R) Aggregate Bond Index (the "Aggregate Index") includes the following other Lehman Brothers(R) indexes: the Government/Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Aggregate Index, securities must be investment grade quality or higher, have at least one year to maturity, and have an outstanding par value of at least $100 million. You cannot invest directly in an index.
[BOND PORTFOLIO BAR CHART]

95                                                                               18.31
96                                                                                2.05
97                                                                                9.65
98                                                                                9.12
99                                                                               -1.53
00                                                                                9.82
01                                                                                9.27
02                                                                                9.48
03                                                                                4.52
04                                                                                4.09

                  Annual Total Returns (12/31) - Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee                                     0.25%
    Distribution and Service (12b-1) Fees            None
    Other Expenses
    (includes Administration Fee of 0.20%)           0.29%
    Total Portfolio Operating Expenses               0.54%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, and that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $55        $173        $302         $677

                        MAINSTAY VP GOVERNMENT PORTFOLIO

INVESTMENT OBJECTIVE -- The Government Portfolio's investment objective is to seek a high level of current income, consistent with safety of principal.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in U.S. government securities. It may invest up to 20% of its net assets in mortgage-related and asset-backed securities or other securities that are not U.S. government securities. Mortgage-related securities (including mortgage-backed securities) are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers. Asset-backed securities are debt securities whose values are based on underlying pools of credit receivables.

INVESTMENT PROCESS -- In pursuing the Portfolio's investment strategies, MacKay Shields LLC, the Portfolio's Subadvisor, uses a combined approach to investing, analyzing economic trends, as well as factors pertinent to particular issuers and securities.

The Portfolio's principal investments are debt securities issued or guaranteed by the U.S. government and its agencies and instrumentalities. These securities include U.S. Treasury bills (maturing in one year or less), notes (maturing in 1-10 years) and bonds (generally maturing in 10 or more years), and Government National Mortgage Association mortgage-backed certificates and other U.S. government securities representing ownership interests in mortgage pools such as securities issued by the Federal National Mortgage Association and by the Federal Home Loan Mortgage Corporation. Principal investments also include floaters as well as money market instruments and cash equivalents. Floaters are debt securities with a variable interest rate that is tied to another interest rate such as a money market index or Treasury bill rate. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. As part of the Portfolio's principal strategies, the Subadvisor may use a variety of investment practices such as mortgage dollar roll transactions, transactions on a when-issued basis and portfolio securities lending. In a mortgage dollar roll transaction the Portfolio sells a mortgage-backed security from its portfolio to another party, and agrees to buy a similar security from the same party at a later date. A when-issued security is a security that, although authorized, has not yet been issued. The price (or yield) of such security is fixed at the time of purchase but delivery and payment take place at a later date.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy and meaningful changes in the issuer's financial condition.

PRINCIPAL RISKS -- The value of debt securities fluctuate depending upon various factors, including interest rates, issuer creditworthiness, prepayment, market conditions and maturities.

You could lose money by investing in the Portfolio. Investments in the Portfolio are not guaranteed, even though some of the Portfolio's investments are guaranteed by the U.S. government or its agencies or instrumentalities.

Principal investments also include derivatives, such as mortgage-related and asset-backed securities. The Portfolio may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Portfolio may lose money using derivatives. The use of derivatives may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of risk assumed.

The Portfolio's use of investment practices such as mortgage dollar rolls, forward commitments, transactions on a when-issued basis and securities lending also presents certain risks. The principal risk of mortgage-dollar roll transactions is that the security the Portfolio receives at the end of the transaction is worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction. The principal risk of transactions involving when-issued securities is that the security will be worth less when it is issued or received than the price the Portfolio agreed to pay when it made the commitment. The principal risk of securities lending is that the financial institution that borrows securities from the Portfolio could go bankrupt and the Portfolio might not be able to recover the securities or their value.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Portfolio) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


GOVERNMENT PORTFOLIO -- INITIAL CLASS   QUARTER/YEAR  RETURN
Highest Return/Best Quarter                 2/95       5.52%
Lowest Return/Worst Quarter                 2/04      -2.74%

         AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                   1 YEAR   5 YEARS   10 YEARS
Government Portfolio --
  Initial Class                    3.33%     6.71%     6.84%
Lehman Brothers Government Bond
  Index(1)                         3.48%     7.48%     7.46%

(1) The Lehman Brothers(R) Government Bond Index is an unmanaged index comprised of all publicly issued, nonconvertible, domestic debt of the U.S. government or any of its agencies, quasi-federal corporations, or corporate debt guaranteed by the U.S. government. Total returns assume the reinvestment of all income and capital gains. You cannot invest directly in an index.

[GOVERNMENT PORTFOLIO BAR CHART]

95                                                                               16.72
96                                                                                2.28
97                                                                                9.48
98                                                                                9.00
99                                                                               -1.74
00                                                                               12.22
01                                                                                6.64
02                                                                                9.85
03                                                                                1.88
04                                                                                3.33

                  Annual Total Returns (12/31) - Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee                                     0.30%
    Distribution and Service (12b-1) Fees            None
    Other Expenses
    (includes Administration Fee of 0.20%)           0.29%
    Total Portfolio Operating Expenses               0.59%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $60        $189        $329         $738

                     MAINSTAY VP CASH MANAGEMENT PORTFOLIO

INVESTMENT OBJECTIVE -- The Cash Management Portfolio's investment objective is to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES -- MacKay Shields LLC is the Portfolio's Subadvisor. The Portfolio invests in short-term dollar-denominated securities, maturing in 397 days (13 months) or less. The weighted average portfolio maturity will not exceed 90 days. These securities may include U.S. government securities; bank and bank holding company obligations, such as CDs and bankers' acceptances; commercial paper, which is short-term, unsecured loans to corporations; other corporate loans of one year or less; and dollar-denominated loans to U.S. and foreign issuers and securities of foreign branches of U.S. banks and foreign banks, such as negotiable CDs, also known as Eurodollars. These securities may be variable rate notes, floating rate notes and mortgage-related and asset-backed securities. Mortgage-related securities (including mortgage-backed securities) are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers. The values of asset-backed securities are based on underlying pools of other receivables. Variable rate notes are debt securities that provide for periodic adjustments in their interest rate. Floaters are debt securities with a floating rate of interest that is tied to another interest rate such as a money market index or Treasury bill rate. All securities purchased by the Portfolio must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940 which are designed to mitigate the risk of loss. There must be a reasonable expectation that at any time until the final maturity of a floating or variable rate instrument or the period remaining until the principal amount can be recovered through demand, the market value of the floating or variable rate instrument will approximate its amortized cost.

PRINCIPAL RISKS -- An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. This could occur because of highly unusual market conditions or a sudden collapse in the creditworthiness of a company once believed to be an issuer of high-quality, short-term securities.


Since the Portfolio invests in dollar-denominated foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. based issuers. These include political and economic instability, less publicly available issuer information and changes in U.S. or foreign tax or currency laws.


The Portfolio's principal investments include derivatives such as variable rate instruments, floaters and mortgage-related and asset-backed securities. If the Subadvisor is wrong about its creditworthiness assessments, expectations of changes in interest rates or market conditions, as a result of an investment or its use of derivatives the Portfolio could suffer a loss.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


CASH MANAGEMENT PORTFOLIO -- INITIAL     QUARTER/YEAR  RETURN
CLASS
Highest Return/Best Quarter                  3/00       1.56%
Lowest Return/Worst Quarter                  1/04       0.14%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                     1 YEAR   5 YEARS   10 YEARS
Cash Management Portfolio --
  Initial Class                      0.85%     2.53%       3.84%
Lipper Money Market Funds Index(1)   0.78%     2.47%       3.78%

(1) The Lipper Money Market Funds Index is an equally weighted performance index adjusted for capital gains distributions and income dividends of the largest qualifying funds in the investment objective. The funds invest in high-quality financial instruments rated in the top two grades with a dollar-weighted average maturity of less than 90 days.

[CASH MANAGEMENT PORTFOLIO BAR CHART]

95                                                                               5.59
96                                                                               4.95
97                                                                               5.25
98                                                                               5.18
99                                                                               4.84
00                                                                               6.06
01                                                                               3.84
02                                                                               1.36
03                                                                               0.67
04                                                                               0.85

                  Annual total returns (12/31) - Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                      INITIAL
                                       CLASS
                                      -------
Advisory Fee(1)                          0.25%
Distribution and Service (12b-1)
  Fees                                   None
Other Expenses
(includes Administration Fee of
0.20%)                                   0.30%
Total Portfolio Operating Expenses       0.55%

(1) The advisory fee for the Portfolio is an annual percentage of the Fund's average daily net assets as follows: 0.25% up to $500 million and 0.20% in excess of $500 million.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $56        $176        $307         $689

                              INVESTMENT POLICIES

--------------------------------------------------------------------------------

The discussion of Principal Investment Strategies for some of the Portfolios states that the relevant Portfolio invests, under normal circumstances, at least 80% of its assets in a particular type of investment. For these purposes, "assets" means the Portfolio's net assets plus any borrowings for investment purposes. The 80% requirement must be complied with at the time the Portfolio invests its assets. Accordingly, where a Portfolio no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings but would have to make any new investments in such as way as to bring the portfolio into compliance with the 80% requirement. Contract holders will receive at least 60 days prior notice of any change in the policy of a Portfolio to invest at least 80% of its assets in the manner described above.

When the discussion states that the Portfolio invests "primarily" in a certain type or style of investments, this normally means that the Portfolio will invest, under normal circumstances, at least 65% of its assets (as defined above) in that type or style of investments.

                   MORE ABOUT INVESTMENT STRATEGIES AND RISKS

--------------------------------------------------------------------------------

Information about each Portfolio's principal investments, investment practices and principal risks appears at the beginning of the Prospectus. The information below further describes the investment practices and risks pertinent to one or more of the Portfolios. Additional information about the investment practices of the Portfolios and risks pertinent to these practices is included in the Statement of Additional Information (SAI) (see the back cover of this Prospectus).

DERIVATIVE SECURITIES

The value of derivatives is based on certain underlying equity or fixed-income securities, interest rates, currencies or indices. They may be hard to sell and are very sensitive to changes in the underlying security, interest rate, currency or index, and as a result can be highly volatile. If the Manager or Subadvisor is wrong about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss.

In addition, the leverage associated with inverse floaters, a type of derivative, may result in greater volatility in their market value than other income-producing securities. With respect to mortgage-backed and asset-backed securities, if interest rates fall, the underlying mortgages and debt may be paid off, reducing the value of a Portfolio's investments.

FOREIGN SECURITIES

Foreign securities are issued by companies organized outside the U.S. and are traded in markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing. For example, foreign investments could be more difficult to sell than U.S. investments. They also may subject a Portfolio to risks different from investing in domestic securities. Investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investment in emerging market countries presents risks in greater degree than those presented by investment in foreign issuers in countries with developed securities markets and more advanced regulatory systems.

Some foreign securities may be issued by companies organized outside the U.S. and are traded only or primarily in trading markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing. Some foreign securities may be issued by companies organized outside the U.S. but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, American Depositary Receipts and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are not subject to all the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities traded in U.S. securities markets.

Many of the foreign securities in which the Portfolios invest will be denominated in foreign currencies. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Portfolios' assets. However, a Portfolio may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques."

LENDING OF PORTFOLIO SECURITIES

Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board of Directors. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, a Manager or Subadvisor will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

LOAN PARTICIPATION INTERESTS

Loan participation interests, also referred to as "Participations," are fractional interests in an underlying corporate loan and may be purchased from an agent bank, co-lenders, or other holders of Participations. There are three types of Participations which a Portfolio may purchase. A Participation in a novation of a corporate loan involves a Portfolio assuming all the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. Second, a Portfolio may purchase a Participation in an assignment of all or a portion of a lender's interest in a corporate loan, in which case a Portfolio may be required generally to rely on the assigning lender to demand payment and to enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the underlying corporate loan. Third, a Portfolio may also purchase a Participation in a portion of the rights of a lender in a corporate loan, in which case, a Portfolio will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights against the agent bank or borrower. The Portfolio must rely on the lending institution for that purpose.

The principal credit risk associated with acquiring Participations from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. A Portfolio may incur additional credit risk, however, when it is in the position of participant rather than co-lender because the Portfolio must then assume the risk of insolvency of the co-lender from which the Participation was purchased and that of any person interposed between the Portfolio and the co-lender.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

Mortgage-backed and asset-backed securities are derivative securities whose value is based on underlying pools of loans that may include interests in pools of lower-rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The Manager's or the Subadvisor's ability to correctly forecast interest rates and other economic factors will impact the success of investments in mortgage-backed and asset-backed securities. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and, if the security has been purchased at a premium, the amount of some or all of the premium may be lost in the event of prepayment.

RISK MANAGEMENT TECHNIQUES

Various techniques can be used to increase or decrease a Portfolio's exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

These practices can be used in an attempt to adjust the risk and return characteristics of their portfolios of investments. When a Portfolio uses such techniques in an attempt to reduce risk it is known as "hedging." If a Portfolio's Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

SWAP AGREEMENTS

Certain of the Portfolios may enter into interest rate, index and currency exchange rate swap agreements to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding that desired return.

Whether a Portfolio's use of swap agreements will be successful will depend on whether the Manager or the Subadvisor correctly predicts movements in interest rates, indices and currency exchange rates. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, with swap agreements the other party could go bankrupt and a Portfolio could lose the value of the security it should have received in the swap.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

Debt securities are often issued on a when-issued basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. During the period between purchase and settlement, no payment is made by the Portfolio and no interest accrues to the Portfolio. The market value of the when-issued securities on the settlement date may be more or less than the purchase price payable at settlement date. Similarly, a Portfolio may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedures and risks exist for forward commitments as for when-issued securities.

RISKS OF INVESTING IN HIGH YIELD DEBT
("JUNK BONDS")

High yield debt securities rated lower than Baa by Moody's or BBB by S&P or, if not rated, determined to be of equivalent quality by the Manager or Subadvisor are sometimes referred to as junk bonds and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

TEMPORARY DEFENSIVE INVESTMENTS

In times of unusual or adverse conditions, for temporary defensive purposes, or for liquidity purposes, each Portfolio may invest outside the scope of its principal investment focus. During such times, a Portfolio may not invest in accordance with its investment objective or investment strategies and, as a result, there is no assurance that the Portfolio will achieve its investment objective. Under such conditions, each Portfolio may invest without limit in money market and other investments. In addition, under such conditions, the International Equity Portfolio may invest without limit in equity securities of U.S. issuers and bonds and the High Yield Corporate Bond Portfolio may invest without limit in securities rated A or higher by Moody's or S&P and in U.S. government securities.

PORTFOLIO TURNOVER

Portfolio turnover measures the amount of trading a Portfolio does during the year. Due to their trading strategies, some of the Portfolios may experience a portfolio turnover rate of over 100%. Portfolio turnover information for each Portfolio is found in the Financial Highlights section. The use of certain investment strategies may generate increased portfolio turnover. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Portfolio).

                          THE FUND AND ITS MANAGEMENT

--------------------------------------------------------------------------------
                                                                               -

The Fund's Directors oversee the actions of the Manager and Subadvisors and decide on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business of the Fund.

     THE MANAGER

New York Life Investment Management LLC ("NYLIM" or the "Manager"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054, is the Manager to each Portfolio. NYLIM was formed as an independently managed indirect wholly-owned subsidiary of New York Life Insurance Company in April 2000. As of December 31, 2004, NYLIM and its affiliates managed approximately $189 billion in assets.

In conformity with the stated policies of the Portfolios, NYLIM administers each Portfolio's business affairs and manages the investment operations of each Portfolio and the composition of the portfolio of each Portfolio, subject to the supervision of the Board of Directors. These advisory services are provided pursuant to Investment Advisory Agreements with regard to the Portfolios. NYLIM, with the approval of the Board of Directors, may select and employ Subadvisors and, if it does so, NYLIM monitors the Subadvisors' investment programs and results, and coordinates the investment activities of the Subadvisors to help ensure compliance with regulatory restrictions. The Subadvisors, subject to the supervision of NYLIM, are responsible for deciding which portfolio securities to purchase and sell for their respective Portfolios and for placing those Portfolios' portfolio transactions. NYLIM pays the fees of each Portfolio's Subadvisor. The Subadvisory Agreements can be terminated by NYLIM or by the Board of Directors, in which case the Subadvisors would no longer manage the Portfolio. NYLIM manages directly one Portfolio and retains Subadvisors for the remaining Portfolios as described below.

NYLIM also provides administrative services to each of the Portfolios. NYLIM provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolios excluding those maintained by the Portfolios' Custodian, except those as to which NYLIM has supervisory functions, and other than those being maintained by NYLIM or the Subadvisors. NYLIM pays the salaries and expenses of all personnel affiliated with the Portfolios, and all the operational expenses that are not the responsibility of the Portfolios, including the fees paid to the Subadvisor. These services are provided to the Portfolios pursuant to separate Administration Agreements.

The Portfolios pay separate fees for advisory and administrative services. For the fiscal year ended December 31, 2004, the Fund, on behalf of these Portfolios, paid NYLIM an aggregate fee for investment advisory services performed at an annual percentage of the average daily net assets of that Portfolio as set forth below. In addition, each of the Portfolios also pays NYLIM a monthly fee for administrative services performed and the facilities furnished by NYLIM at an annual rate of 0.20% of the average daily net assets of each Portfolio.

                                              ANNUAL RATE
                                              -----------
Bond Portfolio..............................     0.25%
Capital Appreciation Portfolio..............     0.36%
Cash Management Portfolio...................     0.25%
Government Portfolio........................     0.30%

NYLIM makes payments from its own resources to NYLIAC for providing a variety of recordkeeping, administrative, marketing, shareholder support and other services. These arrangements vary among the Portfolios and may amount to payments from NYLIM's own resources which are not expected to exceed .25% (exclusive of 12b-1 Fees) of the value of Portfolio assets. Payments from NYLIM's own resources do not change the purchase price of shares, the amount of shares that your investment purchases, the value of your shares, or the proceeds of any redemption.

Representatives of NYLIFE Securities, who solicit sales of the variable annuity products that invest in the Portfolios, may receive sales support from consultants employed by NYLIAC, who are also registered representatives of NYLIFE Securities/NYLIFE Distributors. These consultants may be eligible for additional compensation (by NYLIM, not the Fund) based on the proportion of initial premiums paid for the variable annuity product that are allocated to the Portfolios of the Fund.

Where NYLIM has retained a Subadvisor, the Subadvisor, under the supervision of NYLIM, is responsible for making the specific decisions about buying, selling and holding securities; selecting brokers and brokerage firms to trade for it; maintaining accurate records; and, if possible, negotiating favorable commissions and fees with the brokers and brokerage firms. For these services, the Subadvisor is paid a monthly fee by NYLIM, not the Portfolios. (See the SAI for the breakdown of fees.)

SUBADVISORS. Each Subadvisor is employed by NYLIM, subject to approval by the Board of Directors, and, where required, the shareholders of the applicable Portfolio. NYLIM recommends Subadvisors to the Fund's Board of Directors based upon its continuing quantitative and qualitative evaluation of the Subadvisor's skill in managing assets using specific investment styles and strategies.

Each Subadvisor has discretion to purchase and sell securities for the assets of its respective Portfolio in accordance with that Portfolio's investment objectives, policies and restrictions. Although the Subadvisors are subject to general supervision by the Fund's Board of Directors and NYLIM, these parties do not evaluate the investment merits of specific securities transactions.

MacKay Shields LLC, 9 West 57th Street, New York, New York 10019, is the Subadvisor to the Capital Appreciation, Cash Management and Government Portfolios. The firm was incorporated in 1969 as an independent advisory firm and was privately held until 1984 when it became a wholly-owned but autonomously managed subsidiary of New York Life Insurance Company ("New York Life"). MacKay Shields became a Delaware limited liability company in 1999. As of December 31, 2004, MacKay Shields managed approximately $39,208 million in assets.

     PORTFOLIO MANAGERS

NYLIM and each Sub-Advisor uses a team of portfolio managers and analysts acting together to manage each Portfolio's investments. The senior members of each Portfolio's management team who are jointly and primarily responsible for the Portfolio's day-to-day management are set forth below:

BOND PORTFOLIO -- Donald F. Serek, Thomas Volpe, Jr. and Michael J. Pagano

CAPITAL APPRECIATION PORTFOLIO -- Rudolph C. Carryl and Edmund C. Spelman

CASH MANAGEMENT PORTFOLIO -- Claude Athaide and Christopher Harms

GOVERNMENT PORTFOLIO -- Gary Goodenough, Christopher Harms and Joseph Portera

     PORTFOLIO MANAGER BIOGRAPHIES

The following section provides biographical information about each of the Portfolio's portfolio managers and certain other investment personnel. Additional information regarding the portfolio manager's compensation, other accounts managed by these portfolio managers and their ownership of shares of the Portfolios each manages is available in the Statement of Additional Information.

CLAUDE ATHAIDE, PH.D., CFA -- Mr. Athaide has managed the Cash Management Portfolio since March 1998. Mr. Athaide joined MacKay Shields in 1996 and became an Associate Director in 2001. Prior to joining MacKay Shields, Mr. Athaide taught graduate and undergraduate level statistics and computer programming courses at George Washington University and The Wharton School of the University of Pennsylvania and was a Quantitative Analyst with the Republic National Bank from May 1995 to August 1995. Mr. Athaide has over five years of investment experience. Mr. Athaide earned the right to use the Chartered Financial Analyst designation in 2000.

RUDOLPH C. CARRYL -- Mr. Carryl has managed the Capital Appreciation, Mid Cap Growth, Small Cap Growth and Total Return Portfolios since inception. Mr. Carryl is a Senior Managing Director of MacKay Shields. He joined MacKay Shields as a Director in 1992 and has 24 years of investment management and research experience. Mr. Carryl was Research Director and Senior Portfolio Manager at Value Line, Inc. from 1978 to 1992.

GARY GOODENOUGH -- Mr. Goodenough became a manager of the Government Portfolio and the Total Return Portfolio in July 2000. Mr. Goodenough joined MacKay Shields as Managing Director and Co-Head of the Bond Team in 2000. Prior to joining MacKay Shields, Mr. Goodenough was a Senior Portfolio Manager at Loomis Sayles & Co. from December 1993 to May 2000. Prior to this, he was a Managing Director at Bear Stearns & Company and was a Managing Director of High Yield Bonds and Global Bonds at Salomon Brothers.

CHRISTOPHER HARMS -- Mr. Harms has managed the Total Return Portfolio since July 2000, the Government Portfolio from April 1999 until July 2000 and the Cash Management Portfolio since 2004. Mr. Harms is a Managing Director of MacKay Shields. Mr. Harms joined MacKay Shields as a Director in 1991 with more than 10 years prior investment management and research experience. Prior to joining the firm, Mr. Harms was employed at Bear Stearns in the Asset Management Division as a fixed income portfolio manager.

MICHAEL J. PAGANO -- Mr. Pagano is a Director in New York Life Investment Management's Securities Investment Group. His primary focus is on the investment-grade corporate bond portfolios. Prior to joining The Company in June, 2003, Mr. Pagano was a Vice-President and fixed income portfolio manager at Fiduciary Asset Management where he managed fixed income portfolios benchmarked against the Lehman Aggregate Index. Earlier in his career, Mr. Pagano was an institutional mortgage-backed and structured products sales specialist at Merrill Lynch and Banc of America Securities, as well as Director of Marketing for Neuberger & Berman's Wrap Fee Management Group. Mr. Pagano holds a B.A. in Economics and Political Science from Amherst College and an M.B.A., with a concentration in finance, from the University of Chicago Graduate School of Business.

JOSEPH PORTERA -- Mr. Portera has managed the Government Portfolio since July 2000. Mr. Portera is a Managing Director of MacKay Shields specializing in foreign and domestic government bonds. He returned to MacKay Shields in December 1996 after working at Fiduciary Trust Company International as a portfolio manager in international bonds. Mr. Portera joined MacKay Shields in 1991.

DONALD F. SEREK -- Mr. Serek has managed the Bond Portfolio since April 2000. He has been a Portfolio Manager with NYLIM since April 2000. He joined New York Life in 1997 as a corporate bond specialist. Prior thereto, he was a Senior Analyst at Citicorp Securities where he analyzed global power, sovereign, supranational, telecommunications and media issuers for five years. Earlier in his career he held positions in Citibank's Corporate Financial Analysis and International Banking and Finance Groups.

EDMUND C. SPELMAN -- Mr. Spelman has managed the Convertible Portfolio since September 1999 and has managed the Capital Appreciation, Mid Cap Growth, Small Cap Growth and Total Return Portfolios since inception. Mr. Spelman is a Senior Managing Director of MacKay Shields and specializes in equity securities. He joined MacKay Shields in 1991 after working as a securities analyst at Oppenheimer & Co., Inc. from 1984 to 1991.

THOMAS VOLPE, JR. -- Mr. Volpe became a portfolio manager of the Bond Portfolio in April 2003. Mr. Volpe is a Second Vice President in NYLIM's Securities Investment Group. He joined the Public Fixed Income Group of NYLIM in May 2000. Prior to that, he was a Treasury Cash Manager for the Treasury Department of New York Life Insurance Company where he earned the credential of Certified Cash Manager. He has been employed by New York Life Insurance Company since 1989 and has held a number of positions in the Securities Operations and Treasury Cash Management areas. Mr. Volpe holds a BA in Economics from the State University of New York at Albany and a MBA in Finance from Adelphi University.

                       PURCHASE AND REDEMPTION OF SHARES

--------------------------------------------------------------------------------
                                                                               -

FAIR VALUATION, MARKET TIMING, AND PORTFOLIO HOLDINGS DISCLOSURE

Determining the Portfolio's Share Prices (NAV) and the Valuation of Securities

Shares in each of the Portfolios are offered to and are redeemed by the Separate Accounts at a price equal to their respective net asset value, or NAV, per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolios' shares.

Each Portfolio of the Fund generally calculates the value of its investments (also known as its net asset value, or NAV) at the close of regular trading on the New York Stock Exchange (usually 4:00 pm eastern time) every day the Exchange is open. The NAV per share for a class of shares is determined by dividing the value of a Portfolio's net assets attributable to that class by the number of shares of that class outstanding on that day. The value of a Portfolio's investments is generally based on current market prices (amortized cost, in the case of the Cash Management Portfolio). If current market values are not available or, in the judgment of the Manager, do not accurately reflect the fair value of a security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of a Portfolio's securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless the Manager or Subadvisor, in consultation with the Subadvisor, deems a particular event would materially affect NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. A Portfolio may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares. The NAV of a Portfolio's shares may change on days when shareholders will not be able to purchase or redeem shares.

The Board has adopted valuation procedures for the Fund and has delegated day-to-day responsibility for fair value determinations to the Fund's Valuation Committee. Determinations of the Valuation Committee are subject to review and ratification by the Board at its next scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The Fund expects to use fair value pricing for securities actively traded on U.S. exchanges only under limited circumstances (e.g., for thinly-traded securities where the market quotation is deemed unreliable, in response to security trading halts, or when an exchange closes early or does not open.) Certain Portfolios of the Fund may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, the Fund's fair valuation procedures include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available.

Excessive Purchases and Redemptions or Exchanges

The interests of the Fund's shareholders and the Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a Portfolio's investment strategies or negatively impact Portfolio performance. For example, the Manager or a Portfolio's Subadvisor might have to maintain more of a Portfolio's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. Shareholders that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by long-term shareholders.

The Fund is not intended to be used as a vehicle for short-term trading, and the Fund's Board of Directors has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of each Portfolio's shares in order to protect long-term shareholders of the Fund. Each Portfolio of the Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase, exchange or transfer order for any reason.

Shares of the Portfolios are generally held through insurance company separate accounts. The ability of the Fund to monitor transfers made by the contract holders in separate accounts maintained by New York Life Insurance and Annuity Corporation ("NYLIAC") is limited by the omnibus nature of these accounts. The Fund does not maintain data regarding individual contract holder transactions. The Fund's policy is that the Portfolios must rely on NYLIAC to both monitor market timing within a Portfolio and attempt to prevent it through its own policies and procedures. In situations in which the Fund becomes aware of possible market timing activity, it will notify NYLIAC in order to help facilitate the enforcement of its market timing policies and procedures. The Fund reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from NYLIAC that the Fund determines not to be in the best interest of the Portfolios. Contract holders should refer to the product prospectus for a description of the methods that NYLIAC may utilize to monitor and detect excessive or frequent trading in Portfolio shares. NYLIAC or the Fund may modify their procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the prevention or detection of excessive or frequent trading or to address specific circumstances.

While NYLIAC and the Fund discourage excessive short-term trading, there is no assurance that they will be able to detect all market timing activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. Neither NYLIAC nor the Fund has any arrangements to permit or accommodate frequent or excessive short-term trading.

Portfolio Holdings Information

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities holdings is available in the Fund's Statement of Additional Information. The Fund publishes quarterly a list of each Portfolio's ten largest holdings and publishes monthly a complete schedule of each Portfolio's holdings on the internet at www.mainstayfunds.com. You may also obtain this information by calling toll-free 1-800-598-2019. The portfolio holdings are made available as of the last day of each calendar month, approximately 30 days after the end of that month. In addition, disclosure of each Portfolio's top ten holdings is made quarterly approximately 15 days after the end of each fiscal quarter. The quarterly top ten holdings information is also provided in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

--------------------------------------------------------------------------------
                                                                               -

     TAXES

Each Portfolio intends to elect and to qualify to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If each Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each Portfolio will be relieved of federal income tax on the amounts distributed.

In order for the Separate Accounts to comply with regulations under Section 817(h) of the Code, each Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of each Separate Account's proportionate share of the assets owned by each of the regulated investment companies in which it owns shares is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable.

Since the sole shareholders of the Fund will be Separate Accounts, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the Policies, see the attached prospectus for the Policy.

     DIVIDENDS AND DISTRIBUTIONS

The Cash Management Portfolio (which seeks to maintain a constant net asset value of $1.00 per share) will declare a dividend of its net investment income daily and distribute such dividend monthly; a shareholder of that Portfolio begins to earn dividends on the next business day following the receipt of the shareholder's investment by the Portfolio. Each Portfolio other than the Cash Management Portfolio declares and distributes a dividend of net investment income, if any, annually. Shareholders of each Portfolio, other than the Cash Management Portfolio, will begin to earn dividends on the first business day after the shareholder's purchase order has been received. Distributions reinvested in shares will be made after the first business day of each month following declaration of the dividend. Each Portfolio will distribute its net long-term capital gains, if any, after utilization of any capital loss carryforwards after the end of each fiscal year. The Portfolios may declare an additional distribution of investment income and capital gains in October, November or December (which would be paid before February 1 of the following year) to avoid the excise tax on income not distributed in accordance with the applicable timing requirements.

                              GENERAL INFORMATION

--------------------------------------------------------------------------------
                                                                               -

     CUSTODIAN

For the Bond and Common Stock Portfolios, JP Morgan Chase & Co., 3 Chase Metro Tech Center, Brooklyn, New York 11245 is the custodian of the Portfolios' assets. For the remaining Portfolios, The Bank of New York, 100 Church Street, New York, New York 10286 is the custodian of the Portfolios' assets.

                              FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the Portfolios' financial performance for the past five years or, if shorter, the period of a Portfolio's operations. Certain information reflects financial results for a single portfolio share outstanding throughout each of the periods presented. The total returns in the table represent the rate that an investor would have earned on an investment in that portfolio (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's Financial Statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                 MAINSTAY VP BOND PORTFOLIO
                                                              ----------------------------------------------------------------
                                                                                       INITIAL CLASS
                                                              ----------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                                2004          2003          2002          2001          2000
SELECT PER SHARE DATA AND RATIOS                              ----------------------------------------------------------------
Net asset value at beginning of period......................  $  13.41      $  13.73      $  13.11      $  12.59      $  12.24
                                                              --------      --------      --------      --------      --------
Net investment income.......................................      0.47          0.52(b)       0.60          0.65          0.85
Net realized and unrealized gain (loss) on investments......      0.08          0.10          0.64          0.52          0.35
                                                              --------      --------      --------      --------      --------
Total from investment operations............................      0.55          0.62          1.24          1.17          1.20
                                                              --------      --------      --------      --------      --------
Less dividends and distributions:
  From net investment income................................     (0.50)        (0.59)        (0.61)        (0.65)        (0.85)
  From net realized gain on investments.....................     (0.15)        (0.35)        (0.01)           --            --
                                                              --------      --------      --------      --------      --------
Total dividends and distributions...........................     (0.65)        (0.94)        (0.62)        (0.65)        (0.85)
                                                              --------      --------      --------      --------      --------
Net asset value at end of period............................  $  13.31      $  13.41      $  13.73      $  13.11      $  12.59
                                                              ========      ========      ========      ========      ========
Total investment return.....................................      4.09%         4.52%         9.48%         9.27%         9.82%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................      3.36%         3.75%         4.93%         5.66%         6.37%
  Expenses..................................................      0.54%         0.54%         0.52%         0.52%         0.51%
Portfolio turnover rate.....................................       335%          149%           76%           54%           58%
Net assets at end of period (in 000's)......................  $421,046      $485,033      $481,740      $372,983      $257,573

------------

(a)  Commencement of Operations.
(b)  Per Share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Total return is not annualized.
(e)  Less than one tenth of a percent.
(f)  Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                         MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO
                                                           ----------------------------------------------------------------------
                                                                                       INITIAL CLASS
                                                           ----------------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                             2004           2003           2002           2001            2000
SELECT PER SHARE DATA AND RATIOS                           ----------------------------------------------------------------------
Net asset value at beginning of period...................  $  20.70      $    16.33      $  23.64      $    30.81      $    36.98
                                                           --------      ----------      --------      ----------      ----------
Net investment income (loss).............................      0.05            0.04(b)       0.02            0.02          (0.05)(b)
Net realized and unrealized gain (loss) on investments...      0.81            4.37         (7.31)          (7.17)          (3.73)
                                                           --------      ----------      --------      ----------      ----------
Total from investment operations.........................      0.86            4.41         (7.29)          (7.15)          (3.78)
                                                           --------      ----------      --------      ----------      ----------
Less dividends and distributions:
  From net investment income.............................     (0.05)          (0.04)        (0.02)          (0.02)             --
  From net realized gain on investments..................        --              --            --              --           (2.39)
                                                           --------      ----------      --------      ----------      ----------
Total dividends and distributions........................     (0.05)          (0.04)        (0.02)          (0.02)          (2.39)
                                                           --------      ----------      --------      ----------      ----------
Net asset value at end of period.........................  $  21.51      $    20.70      $  16.33      $    23.64      $    30.81
                                                           ========      ==========      ========      ==========      ==========
Total investment return..................................      4.16%          26.99%       (30.83%)        (23.22%)        (10.72%)
Ratios (to average net assets)/Supplemental Data:
  Net investment income (loss)...........................      0.24%           0.20%         0.11%           0.09%          (0.15%)
  Expenses...............................................      0.65%           0.64%         0.64%           0.63%           0.63%
Portfolio turnover rate..................................        34%             26%           72%             46%             33%
Net assets at end of period (in 000's)...................  $929,227      $1,011,538      $842,410      $1,345,799      $1,813,776

------------

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                           MAINSTAY VP CASH MANAGEMENT PORTFOLIO
                                                              ----------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                                2004          2003          2002          2001          2000
SELECT PER SHARE DATA AND RATIOS                              ----------------------------------------------------------------
Net asset value at beginning of year........................  $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                              --------      --------      --------      --------      --------
Net investment income.......................................      0.01          0.01          0.01          0.04          0.06
Net realized and unrealized gain on investments.............      0.00(a)       0.00(a)       0.00(a)       0.00(a)         --
                                                              --------      --------      --------      --------      --------
Total from investment operations............................      0.01          0.01          0.01          0.04          0.06
                                                              --------      --------      --------      --------      --------
Less dividends and distributions:
  From net investment income................................     (0.01)        (0.01)        (0.01)        (0.04)        (0.06)
  From net realized gain on investments.....................     (0.00)(a)     (0.00)(a)     (0.00)(a)     (0.00)(a)        --
                                                              --------      --------      --------      --------      --------
Total dividends and distributions...........................     (0.01)        (0.01)        (0.01)        (0.04)        (0.06)
                                                              --------      --------      --------      --------      --------
Net asset value at end of year..............................  $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                              ========      ========      ========      ========      ========
Total investment return.....................................      0.85%         0.67%         1.36%         3.84%         6.06%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................      0.83%         0.67%         1.33%         3.57%         5.87%
  Expenses..................................................      0.55%         0.55%         0.55%         0.54%         0.52%
Net assets at end of year (in 000's)........................  $308,660      $359,974      $518,348      $481,171      $305,915

------------

(a)  Less than one cent per share.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                              MAINSTAY VP GOVERNMENT PORTFOLIO
                                                              ----------------------------------------------------------------
                                                                                       INITIAL CLASS
                                                              ----------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                                2004          2003          2002          2001          2000
SELECT PER SHARE DATA AND RATIOS                              ----------------------------------------------------------------
Net asset value at beginning of period......................  $  10.73      $  11.05      $  10.35      $  10.11      $   9.56
                                                              --------      --------      --------      --------      --------
Net investment income.......................................      0.45          0.36(b)       0.31          0.42(c)       0.62
Net realized and unrealized gain (loss) on investments......     (0.09)        (0.15)         0.71          0.25(c)       0.55
                                                              --------      --------      --------      --------      --------
Total from investment operations............................      0.36          0.21          1.02          0.67          1.17
                                                              --------      --------      --------      --------      --------
Less dividends:
  From net investment income................................     (0.46)        (0.53)        (0.32)        (0.43)        (0.62)
                                                              --------      --------      --------      --------      --------
Net asset value at end of period............................  $  10.63      $  10.73      $  11.05      $  10.35      $  10.11
                                                              ========      ========      ========      ========      ========
Total investment return.....................................      3.33%         1.88%         9.85%         6.64%        12.22%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................      3.63%         3.25%         3.94%         5.01%(c)      6.29%
  Expenses..................................................      0.59%         0.59%         0.59%         0.60%         0.60%
Portfolio turnover rate.....................................       113%          106%          146%          137%          311%
Net assets at end of period (in 000's)                        $275,674..    $359,332      $432,816      $223,387      $130,390

------------

(a)  Commencement of Operations.
(b) Per share data based on average shares outstanding during the period.
(c) As required, effective January 1, 2001, the portfolio has adopted the provisions of the AICPA Audit and Accounting
     Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

          Decrease net investment income....................  $(0.04)
          Increase net realized and unrealized gains and
           losses...........................................    0.04
          Decrease ratio of net investment income...........   (0.39%)

(d)  Total Return is not annualized.
(e)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

MORE INFORMATION ABOUT THE PORTFOLIOS IS AVAILABLE FREE UPON REQUEST:

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides more details about the Portfolios. A current SAI is incorporated by reference into the Prospectus and has been filed with the SEC.

ANNUAL/SEMIANNUAL REPORTS

Provide additional information about the Portfolios' investments and include discussions of market conditions and investment strategies that significantly affected the Portfolios' performance during the last fiscal year.

TO OBTAIN INFORMATION:

Write to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 452, New York, New York 10010, or call 1-800-598-2019.

You can obtain information about the Portfolios (including the SAI) by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202-942-8090). Reports and other information about the Portfolios are available on the EDGAR Database on the SEC's website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN, OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, NYLIM OR THE SUBADVISORS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

[RECYCLE LOGO]
The MainStay VP Series Fund, Inc.
SEC File Number: 811-03833

MainStay VP Series Fund, Inc. Prospectus                            May 1, 2005

--------------------------------------------------------------------------------
                                                                               -

                                                                 MAINSTAY VP SERIES FUND, INC.
                                                                 OFFERS 6 PORTFOLIOS IN THIS PROSPECTUS
                                                                  Equity
                                                                 Capital Appreciation Portfolio........    page A-5
                                                                  Blended
                                                                 Convertible Portfolio.................    page A-7
                                                                  Income
                                                                 Bond Portfolio........................    page A-9
                                                                 Government Portfolio..................    page A-11
                                                                 High Yield Corporate Bond Portfolio...    page A-13
                                                                 Cash Management Portfolio.............    page A-15

INITIAL CLASS SHARES
NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 WHAT'S INSIDE?

--------------------------------------------------------------------------------
                                                                               -

                                                              PAGE
                                                              -----
THE FUND AND THE SEPARATE ACCOUNTS..........................    A-3
INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
  PRINCIPAL RISKS: AN OVERVIEW..............................    A-4
     Not insured............................................    A-4
     You could lose money...................................    A-4
     NAV will fluctuate.....................................    A-4
     More information.......................................    A-4
CAPITAL APPRECIATION PORTFOLIO..............................    A-5
CONVERTIBLE PORTFOLIO.......................................    A-7
BOND PORTFOLIO..............................................    A-9
GOVERNMENT PORTFOLIO........................................   A-11
HIGH YIELD CORPORATE BOND PORTFOLIO.........................   A-13
CASH MANAGEMENT PORTFOLIO...................................   A-15
INVESTMENT POLICIES.........................................   A-17
MORE ABOUT INVESTMENT STRATEGIES AND RISKS..................   A-17
     DERIVATIVE SECURITIES..................................   A-17
     FOREIGN SECURITIES.....................................   A-17
     LENDING OF PORTFOLIO SECURITIES........................   A-18
     LOAN PARTICIPATION INTERESTS...........................   A-18
     MORTGAGE-BACKED AND ASSET-BACKED SECURITIES............   A-18
     RISK MANAGEMENT TECHNIQUES.............................   A-18
     SWAP AGREEMENTS........................................   A-18
     WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS.........   A-19
     RISKS OF INVESTING IN HIGH YIELD DEBT ("JUNK BONDS")...   A-19
     TEMPORARY DEFENSIVE INVESTMENTS........................   A-19
     PORTFOLIO TURNOVER.....................................   A-19
THE FUND AND ITS MANAGEMENT.................................   A-19
PURCHASE AND REDEMPTION OF SHARES...........................   A-22
TAXES, DIVIDENDS AND DISTRIBUTIONS..........................   A-23
GENERAL INFORMATION.........................................   A-24
FINANCIAL HIGHLIGHTS........................................   A-25

                            ------------------------

                       THE FUND AND THE SEPARATE ACCOUNTS

--------------------------------------------------------------------------------
                                                                               -

This Prospectus describes Initial Class shares offered by MainStay VP Series Fund, Inc. (the "Fund"). The Fund, an open-end investment management company, is a Maryland corporation organized on June 3, 1983.

The Fund offers twenty-one separate series, each of which represents a separate portfolio of investments. The shares of six of these series are offered by the Fund in this Prospectus--the MainStay VP Bond Portfolio ("Bond"), the MainStay VP Capital Appreciation Portfolio ("Capital Appreciation"), the MainStay VP Cash Management Portfolio ("Cash Management"), the MainStay VP Convertible Portfolio ("Convertible"), the MainStay VP Government Portfolio ("Government") and the MainStay VP High Yield Corporate Bond Portfolio ("High Yield Corporate Bond") (each a "Portfolio" and collectively the "Portfolios"). Each Portfolio offers Initial Class and Service Class shares, except the Cash Management, which offers only Initial Class shares. In many respects, each Portfolio resembles a separate fund. At the same time, in certain important respects, the Fund is treated as a single entity.

Shares of the Portfolios are currently offered to certain Separate Accounts to fund variable annuity policies and variable life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") (collectively, "Policies" and individually, "Policy").

The terms "shareholder" or "shareholders" in this Prospectus refer to the Separate Accounts, and the rights of the Separate Accounts as shareholders are different from the rights of an owner of a Policy ("Owner"). The rights of an Owner are described in the Policy. The current prospectus for the relevant Policy (which accompanies this Prospectus) describes the rights of the Separate Accounts as shareholders and the rights of an Owner. The Separate Accounts invest in shares of the Portfolios in accordance with allocation instructions received from Owners.

The current prospectus for the Policy describes the Policy and the relationship between changes in the value of shares of the Portfolios and the benefits payable under a Policy.

             Investment Objectives, Principal Investment Strategies
                        and Principal Risks: An Overview

This Prospectus discusses six Portfolios which invest for varying combinations of income and capital appreciation. Each of the Portfolios pursues somewhat different strategies to achieve its objective. Under normal market conditions, the Equity Portfolios invest primarily in equity securities, the Income Portfolios invest primarily in debt securities, and Blended Portfolios invest in a mix of equity and fixed income securities. Each of the Portfolios is managed by New York Life Investment Management LLC ("NYLIM" or the "Manager"). NYLIM is responsible for the day-to- day portfolio management of one of the Portfolios and has retained subadvisors for five of the Portfolios. In times of unusual or adverse conditions, each Portfolio may invest for temporary or defensive purposes outside the scope of its principal investment focus.

Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When you buy stock in a corporation you become part owner. The Portfolios may buy equity securities through stock exchanges, such as the New York Stock Exchange, the American Stock Exchange, or foreign stock exchanges, or in the over-the-counter market. There are many different types of equity securities, including stocks, convertible securities, American Depositary Receipts and others. Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid.

Both governments and private companies may raise needed cash by issuing or selling debt securities to investors. The Portfolios may buy debt securities directly from those governments and companies or in the secondary trading markets. There are many different types of debt securities, including bonds, notes, debentures and others. Some pay fixed rates of return; others pay variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount to be paid at maturity. The amount of interest paid is subject to many variables, including creditworthiness of the issuer, length of maturity of the security, market factors, and the nature of the debt instrument. Each of the Portfolios described in this Prospectus invests in particular types of debt securities, consistent with its own investment objective and strategies which are described in the succeeding pages of this Prospectus.

NOT INSURED
An investment in the Portfolios is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Cash Management Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

YOU COULD LOSE MONEY
Before considering an investment in one or more of the Portfolios, you should understand that you could lose money.

NAV WILL FLUCTUATE
The value of Portfolio shares, also known as the net asset value ("NAV"), will fluctuate based on the value of the Portfolio's holdings. Security values change. Investment in common stocks and other equity securities is particularly subject to the risks of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of a Portfolio's holdings. In the case of debt securities, security values change when interest rates change. Generally when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up. Other factors, such as changes in how the market views the creditworthiness of an issuer, changes in economic or market conditions, changes in relative values of currencies, the risks inherent in management's ability to anticipate such changes, and changes in the average maturity of a Portfolio's investment, can also affect security values and Portfolio share price.

MORE INFORMATION
The next section of this Prospectus gives you more detailed information about the investment objectives, policies, principal investment strategies, principal risks and performance of each of the Portfolios offered in this Prospectus. Please review it carefully.

                   MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO

INVESTMENT OBJECTIVE -- The Capital Appreciation Portfolio's investment objective is to seek long-term growth of capital. Dividend income, if any, is an incidental consideration.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests in securities of U.S. companies with investment characteristics such as:

- participation in expanding product or service markets,

- increasing unit sales volume,

- increasing return on investment, and

- growth in revenues and earnings per share superior to that of the average of common stocks comprising indices such as the S&P 500(R) Index.

INVESTMENT PROCESS -- The Portfolio maintains a flexible approach towards investing in various types of companies as well as types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets.

As a result, the Portfolio may invest in other securities which, in the judgment of MacKay Shields LLC, the Portfolio's Subadvisor, are ready for a rise in price, or are expected to undergo an acceleration in growth of earnings. The latter could occur because of special factors, such as: new management, new products, changes in consumer demand or changes in the economy.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, a decline in unit sales volume, a decrease in investment returns, or a deceleration in revenue and earnings growth.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities, therefore, may carry above-average risk, compared to common stock indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one, five, and ten years compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


CAPITAL APPRECIATION
PORTFOLIO -- INITIAL CLASS              QUARTER/YEAR   RETURN
Highest Return/Best Quarter                 4/98       26.65%
Lowest Return/Worst Quarter                 1/01      -19.42%

         AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                   1 YEAR   5 YEARS   10 YEARS
Capital Appreciation
  Portfolio --
  Initial Class                     4.16%   -8.91%      8.02%
S&P 500(R) Index(1)                10.88%   -2.30%     12.07%
Russell 1000(R) Growth Index(2)     6.30%   -9.29%      9.59%

(1) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.
(2) The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[Annual Total Returns Bar Chart]

95                                                                               35.78
96                                                                               18.75
97                                                                               23.49
98                                                                               38.14
99                                                                               25.41
00                                                                              -10.72
01                                                                              -23.22
02                                                                              -30.83
03                                                                               26.99
04                                                                                4.16

                   Annual Total Returns (12/31)-Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee                                     0.36%
    Distribution and Service (12b-1) Fees            None
    Other Expenses (includes Administration Fee of
    0.20%)                                           0.29%
    Total Portfolio Operating Expenses               0.65%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $66        $208        $362        $  810

                       MAINSTAY VP CONVERTIBLE PORTFOLIO

INVESTMENT OBJECTIVE -- The Convertible Portfolio's investment objective is to seek capital appreciation together with current income.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in "convertible securities" such as: bonds, debentures, corporate notes, preferred stocks or other securities that are convertible into common stock or the cash value of a stock or a basket or index of equity securities.

The Portfolio takes a flexible approach by investing in a broad range of securities of a variety of companies and industries. The Portfolio invests in high-yield debt securities and may invest without restriction in securities rated BB or B by S&P or Ba or B by Moody's.

The balance of the Portfolio may be invested in or held in non-convertible debt, equity securities that do not pay regular dividends, U.S. government securities and cash or cash equivalents.

INVESTMENT PROCESS -- In selecting convertible securities for purchase or sale, MacKay Shields, the Portfolio's Subadvisor takes into account a variety of investment considerations, including the potential return of the common stock into which the convertible security is convertible, credit risk, projected interest return and the premium for the convertible security relative to the underlying common stock.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, changes in credit risk, and changes in projected interest return.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risk inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. The total return for a convertible security will be partly dependent upon the performance of the underlying common stock into which it can be converted.

Convertible securities tend to be subordinate to other debt securities issued by the same company. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and/or principal payments. If an issuer stops making interest and/or principal payments, these securities may be worthless and the Portfolio could lose its entire investment.

In the case of debt securities, values change. The values of debt securities fluctuate depending upon various factors, including interest rates, issuer creditworthiness, market conditions, and maturities.

Principal investments include high-yield debt securities ("junk bonds") which are generally considered speculative because they present a greater risk of loss than higher quality debt securities. These securities pay investors a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can be also subject to greater price volatility.

Since the Portfolio invests in foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax or currency laws and changes in monetary policy. The risks are likely to be greater in emerging market countries than in developed market countries.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Portfolio) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


CONVERTIBLE PORTFOLIO -- INITIAL CLASS  QUARTER/YEAR   RETURN
Highest Return/Best Quarter                 4/99       18.33%
Lowest Return/Worst Quarter                 3/98      -11.30%

      AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                                 SINCE
                                               INCEPTION
                              1 YEAR  5 YEARS   10/1/96
Convertible Portfolio --
  Initial Class                6.11%    2.11%      8.59%
Merrill Lynch All
  Convertible Securities
  Index(1)                     9.61%    1.85%      9.20%
Credit Suisse First
  Boston(TM) Convertible
  Securities Index(2)
  (reflects no deduction for
  fees, expenses or taxes)     7.46%    1.74%      8.69%

(1) The Merrill Lynch All Convertible Securities Index is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in the Index, bonds and preferred stocks must be convertible only to common stock and have a market value or original par value of at least $50 million. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[CONVERTIBLE PORTFOLIO BAR CHART]

97                                                                               15.43
98                                                                                4.49
99                                                                               41.98
00                                                                               -5.02
01                                                                               -2.18
02                                                                               -7.91
03                                                                               22.23
04                                                                                6.11

                  Annual Total Returns (12/31) - Initial Class

(2) The Credit Suisse First Boston(TM) Convertible Securities Index generally includes 250-300 issues--convertibles must have a minimum issue size of $50 million; bonds and preferreds must be rated B- or better by S&P; and preferreds must have a minimum of 500,000 shares outstanding. Eurobonds are also included if they are issued by U.S.-domiciled companies, rated B- or better by S&P, and have an issue size of greater than $100 million. Total returns assume the reinvestment of all income and capital gains. You cannot invest directly in an index. Credit Suisse First Boston discontinued publication of this index as of December 2004.

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee                                     0.36%
    Distribution and Service (12b-1) Fees            None
    Other Expenses (includes Administration Fee of
    0.20%)                                           0.30%
    Total Portfolio Operating Expenses               0.66%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $67        $211        $368        $  822

                           MAINSTAY VP BOND PORTFOLIO

INVESTMENT OBJECTIVE -- The Bond Portfolio's investment objective is to seek the highest income over the long term consistent with preservation of principal.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in bonds, which include all types of debt securities such as:

- debt or debt-related securities issued or guaranteed by the U.S. or foreign governments, their agencies or instrumentalities;

- obligations of international or supranational entities;

- debt securities issued by U.S. or foreign corporate entities;

- zero coupon bonds;

- mortgage-related and other asset-backed securities; and

- loan participation agreements.

The effective maturity of this portion of the Portfolio's holdings will usually be in the intermediate range (three to ten years), although it may vary depending on market conditions as determined by NYLIM, the Portfolio's Manager.

At least 65% of the Portfolio's total assets will be invested in debt securities rated Baa or better by Moody's or BBB or better by S&P when purchased, or if unrated, determined by the Manager to be of comparable quality.

As part of the Portfolio's principal investment strategies, the Manager may use investment practices such as mortgage dollar rolls and portfolio securities lending.

INVESTMENT PROCESS -- In pursuing the Portfolio's investment strategy, the Portfolio's Manager conducts a continuing review of yields and other information derived from a data base which it maintains in managing fixed-income portfolios.

Fundamental economic cycle analysis, credit quality and interest rate trends are the principal factors considered by the Manager in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within the Portfolio's investment portfolio. Maturity shifts are based on a set of investment decisions that take into account a broad range of fundamental and technical indicators.

Consistent with its principal investment strategy, the Portfolio may purchase debt securities of U.S. issuers, including derivatives such as mortgage-related and asset-backed securities. Commercial paper must be, when purchased, rated Prime-1 by Moody's or A-1 by S&P, or if unrated, determined by the Manager to be of comparable quality. The Portfolio's principal investments may have fixed or floating rates of interest.

The Manager may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Manager may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

PRINCIPAL RISKS -- The value of debt securities fluctuate depending upon various factors, including interest rates, issuer creditworthiness, prepayment, market conditions and maturities. Investments in the Portfolio are not guaranteed even though some of the Portfolio's investments are guaranteed by the U.S. government or its agencies or instrumentalities.

Investments in loan participation interests are subject to the risk that there may not be a readily available market which in some cases could result in the Portfolio disposing of such security at a substantial discount from face value or holding such security until maturity. In addition, the credit risk associated with investments in loan participation interests may include the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Portfolio purchased such loan participation interests.

Since the Portfolio can invest in foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. based companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, changes in U.S. or foreign tax or currency laws, and changes in monetary policy.

The Portfolio's investments include derivatives such as floaters and mortgage-related and asset-backed securities. The Portfolio may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Portfolio may lose money using derivatives. The derivatives may increase the volatility of the Portfolio's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.

The Portfolio's use of investment practices such as mortgage dollar rolls and securities lending also presents certain risks. The principal risk of mortgage dollar roll transactions is that the security the Portfolio receives at the end of the transaction is worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction. The principal risk of securities lending is that the financial institution that borrows securities from the Portfolio could go bankrupt and the Portfolio might not be able to recover the securities or their value.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


BOND PORTFOLIO -- INITIAL CLASS          QUARTER/YEAR  RETURN
Highest Return/Best Quarter                  2/95       6.37%
Lowest Return/Worst Quarter                  1/96      -2.56%

        AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                  1 YEAR  5 YEARS  10 YEARS
Bond Portfolio --
  Initial Class                    4.09%   7.41%    7.35%
Merrill Lynch Corporate and
  Government Master Index(1)       4.15%   7.95%    7.78%
Lehman Brothers(R) Aggregate
  Bond Index(2)                    4.34%   7.71%    7.72%

(1) The Merrill Lynch Corporate and Government Master Index is an unmanaged index consisting of issues of the U.S. government and its agencies as well as investment-grade corporate securities. Results assume the reinvestment of all income and capital gains distributions. You cannot invest directly in an index.
(2) The Lehman Brothers(R) Aggregate Bond Index (the "Aggregate Index") includes the following other Lehman Brothers(R) indexes: the Government/Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Aggregate Index, securities must be investment grade quality or higher, have at least one year to maturity, and have an outstanding par value of at least $100 million. You cannot invest directly in an index.

[BOND PORTFOLIO BAR CHART]

95                                                                               18.31
96                                                                                2.05
97                                                                                9.65
98                                                                                9.12
99                                                                               -1.53
00                                                                                9.82
01                                                                                9.27
02                                                                                9.48
03                                                                                4.52
04                                                                                4.09

                  Annual Total Returns (12/31) - Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee                                     0.25%
    Distribution and Service (12b-1) Fees            None
    Other Expenses
    (includes Administration Fee of 0.20%)           0.29%
    Total Portfolio Operating Expenses               0.54%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, and that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $55        $173        $302         $677

                        MAINSTAY VP GOVERNMENT PORTFOLIO

INVESTMENT OBJECTIVE -- The Government Portfolio's investment objective is to seek a high level of current income, consistent with safety of principal.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in U.S. government securities. It may invest up to 20% of its net assets in mortgage-related and asset-backed securities or other securities that are not U.S. government securities. Mortgage-related securities (including mortgage-backed securities) are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers. Asset-backed securities are debt securities whose values are based on underlying pools of credit receivables.

INVESTMENT PROCESS -- In pursuing the Portfolio's investment strategies, MacKay Shields LLC, the Portfolio's Subadvisor, uses a combined approach to investing, analyzing economic trends, as well as factors pertinent to particular issuers and securities.

The Portfolio's principal investments are debt securities issued or guaranteed by the U.S. government and its agencies and instrumentalities. These securities include U.S. Treasury bills (maturing in one year or less), notes (maturing in 1-10 years) and bonds (generally maturing in 10 or more years), and Government National Mortgage Association mortgage-backed certificates and other U.S. government securities representing ownership interests in mortgage pools such as securities issued by the Federal National Mortgage Association and by the Federal Home Loan Mortgage Corporation. Principal investments also include floaters as well as money market instruments and cash equivalents. Floaters are debt securities with a variable interest rate that is tied to another interest rate such as a money market index or Treasury bill rate. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. As part of the Portfolio's principal strategies, the Subadvisor may use a variety of investment practices such as mortgage dollar roll transactions, transactions on a when-issued basis and portfolio securities lending. In a mortgage dollar roll transaction the Portfolio sells a mortgage-backed security from its portfolio to another party, and agrees to buy a similar security from the same party at a later date. A when-issued security is a security that, although authorized, has not yet been issued. The price (or yield) of such security is fixed at the time of purchase but delivery and payment take place at a later date.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy and meaningful changes in the issuer's financial condition.

PRINCIPAL RISKS -- The value of debt securities fluctuate depending upon various factors, including interest rates, issuer creditworthiness, prepayment, market conditions and maturities.

You could lose money by investing in the Portfolio. Investments in the Portfolio are not guaranteed, even though some of the Portfolio's investments are guaranteed by the U.S. government or its agencies or instrumentalities.

Principal investments also include derivatives, such as mortgage-related and asset-backed securities. The Portfolio may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Portfolio may lose money using derivatives. The use of derivatives may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of risk assumed.

The Portfolio's use of investment practices such as mortgage dollar rolls, forward commitments, transactions on a when-issued basis and securities lending also presents certain risks. The principal risk of mortgage-dollar roll transactions is that the security the Portfolio receives at the end of the transaction is worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction. The principal risk of transactions involving when-issued securities is that the security will be worth less when it is issued or received than the price the Portfolio agreed to pay when it made the commitment. The principal risk of securities lending is that the financial institution that borrows securities from the Portfolio could go bankrupt and the Portfolio might not be able to recover the securities or their value.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Portfolio) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


GOVERNMENT PORTFOLIO -- INITIAL CLASS   QUARTER/YEAR  RETURN
Highest Return/Best Quarter                 2/95       5.52%
Lowest Return/Worst Quarter                 2/04      -2.74%

         AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                   1 YEAR   5 YEARS   10 YEARS
Government Portfolio --
  Initial Class                    3.33%     6.71%     6.84%
Lehman Brothers Government Bond
  Index(1)                         3.48%     7.48%     7.46%

(1) The Lehman Brothers(R) Government Bond Index is an unmanaged index comprised of all publicly issued, nonconvertible, domestic debt of the U.S. government or any of its agencies, quasi-federal corporations, or corporate debt guaranteed by the U.S. government. Total returns assume the reinvestment of all income and capital gains. You cannot invest directly in an index.

[GOVERNMENT PORTFOLIO BAR CHART]

95                                                                               16.72
96                                                                                2.28
97                                                                                9.48
98                                                                                9.00
99                                                                               -1.74
00                                                                               12.22
01                                                                                6.64
02                                                                                9.85
03                                                                                1.88
04                                                                                3.33

                  Annual Total Returns (12/31) - Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee                                     0.30%
    Distribution and Service (12b-1) Fees            None
    Other Expenses
    (includes Administration Fee of 0.20%)           0.29%
    Total Portfolio Operating Expenses               0.59%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $60        $189        $329        $  738

                MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO

INVESTMENT OBJECTIVES -- The High Yield Corporate Bond Portfolio's investment objective is to maximize current income through investment in a diversified portfolio of high yield, high risk debt securities which are ordinarily in the lower rating categories of recognized rating agencies (that is, rated Baa to B by Moody's or BBB to B by S&P). Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES -- Under normal circumstances, the Portfolio invests at least 80% of its assets in high yield corporate debt securities, including all types of high yield domestic and foreign corporate debt securities that are rated below investment grade by Moody's or S&P or that are unrated but that are considered by MacKay Shields LLC, the Portfolio's Subadvisor, to be of comparable quality.

INVESTMENT PROCESS -- In pursuing the Portfolio's investment strategy, the Subadvisor seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Portfolio's principal investments include domestic corporate debt securities, Yankee (dollar-denominated) debt securities, zero coupon bonds and U.S. government securities. The Fund's high-yield investments may also include convertible corporate bonds and loan participation interests (eg., bank debt). Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest. They are issued at a significant discount to face value and tend to be more volatile than conventional debt securities. The Portfolio may invest up to 20% of its net assets in equity securities and may invest up to 20% of its net assets in securities rated lower than B by Moody's and S&P.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, meaningful changes in the issuer's financial condition and competitiveness.

PRINCIPAL RISKS -- The value of debt securities fluctuates depending upon various factors, including interest rates, issuer creditworthiness, market conditions and maturities. Investment in common stocks and other equity securities is particularly subject to risks of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

The Portfolio principally invests in high yield debt securities ("junk bonds") which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can be also subject to greater price volatility.

Since the Portfolio invests in foreign securities, it can be subject to various risks of loss that are different from the risks of investing in securities of U.S. companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax or currency laws, and changes in monetary policy. These risks are likely to be greater in emerging market countries than in developed market countries.

Investments in loan participation interests are subject to the risk that there may not be a readily available market which in some cases could result in the Portfolio disposing of such security at a substantial discount from face value or holding such security until maturity. In addition, the credit risk associated with investments in loan participation interests may include the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Portfolio purchased such loan participation interests.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Portfolio) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


HIGH YIELD CORPORATE BOND
PORTFOLIO --
 INITIAL CLASS                          QUARTER/YEAR  RETURN
Highest Return/Best Quarter                 2/03      12.05%
Lowest Return/Worst Quarter                 4/00      -7.85%

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

------------------------------------------------------------------------------------------
                                                                                   SINCE
                                                                                 INCEPTION
                                                              1 YEAR   5 YEARS    5/1/95
------------------------------------------------------------------------------------------
High Yield Corporate Bond Portfolio -- Initial Class          12.72%    9.15%       10.44%
Credit Suisse First Boston(TM) High Yield Index(1)            11.95%    8.17%        8.17%

(1) The Credit Suisse First Boston(TM) High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by S&P and Baa by Moody's. Total returns assume reinvestment of all income and capital gains. You cannot invest directly in an index.

[HIGH YIELD CORPORATE BOND PORTFOLIO BAR CHART]

96                                                                               17.16
97                                                                               13.03
98                                                                                2.66
99                                                                               12.84
00                                                                               -5.87
01                                                                                4.91
02                                                                                2.05
03                                                                               36.37
04                                                                               12.72

                  Annual Total Returns (12/31) - Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee                                     0.30%
    Distribution and Service (12b-1) Fees            None
    Other Expenses
    (includes Administration Fee of 0.20%)           0.29%
    Total Portfolio Operating Expenses               0.59%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $60        $189        $329        $  738

                     MAINSTAY VP CASH MANAGEMENT PORTFOLIO

INVESTMENT OBJECTIVE -- The Cash Management Portfolio's investment objective is to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES -- MacKay Shields LLC is the Portfolio's Subadvisor. The Portfolio invests in short-term dollar-denominated securities, maturing in 397 days (13 months) or less. The weighted average portfolio maturity will not exceed 90 days. These securities may include U.S. government securities; bank and bank holding company obligations, such as CDs and bankers' acceptances; commercial paper, which is short-term, unsecured loans to corporations; other corporate loans of one year or less; and dollar-denominated loans to U.S. and foreign issuers and securities of foreign branches of U.S. banks and foreign banks, such as negotiable CDs, also known as Eurodollars. These securities may be variable rate notes, floating rate notes and mortgage-related and asset-backed securities. Mortgage-related securities (including mortgage-backed securities) are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers. The values of asset-backed securities are based on underlying pools of other receivables. Variable rate notes are debt securities that provide for periodic adjustments in their interest rate. Floaters are debt securities with a floating rate of interest that is tied to another interest rate such as a money market index or Treasury bill rate. All securities purchased by the Portfolio must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940 which are designed to mitigate the risk of loss. There must be a reasonable expectation that at any time until the final maturity of a floating or variable rate instrument or the period remaining until the principal amount can be recovered through demand, the market value of the floating or variable rate instrument will approximate its amortized cost.

PRINCIPAL RISKS -- An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. This could occur because of highly unusual market conditions or a sudden collapse in the creditworthiness of a company once believed to be an issuer of high-quality, short-term securities.


Since the Portfolio invests in dollar-denominated foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. based issuers. These include political and economic instability, less publicly available issuer information and changes in U.S. or foreign tax or currency laws.


The Portfolio's principal investments include derivatives such as variable rate instruments, floaters and mortgage-related and asset-backed securities. If the Subadvisor is wrong about its creditworthiness assessments, expectations of changes in interest rates or market conditions, as a result of an investment or its use of derivatives the Portfolio could suffer a loss.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


CASH MANAGEMENT PORTFOLIO -- INITIAL     QUARTER/YEAR  RETURN
CLASS
Highest Return/Best Quarter                  3/00       1.56%
Lowest Return/Worst Quarter                  1/04       0.14%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                     1 YEAR   5 YEARS   10 YEARS
Cash Management Portfolio --
  Initial Class                      0.85%     2.53%       3.84%
Lipper Money Market Funds Index(1)   0.78%     2.47%       3.78%

(1) The Lipper Money Market Funds Index is an equally weighted performance index adjusted for capital gains distributions and income dividends of the largest qualifying funds in the investment objective. The funds invest in high-quality financial instruments rated in the top two grades with a dollar-weighted average maturity of less than 90 days.

[CASH MANAGEMENT PORTFOLIO BAR CHART]

95                                                                               5.59
96                                                                               4.95
97                                                                               5.25
98                                                                               5.18
99                                                                               4.84
00                                                                               6.06
01                                                                               3.84
02                                                                               1.36
03                                                                               0.67
04                                                                               0.85

                  Annual total returns (12/31) - Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                      INITIAL
                                       CLASS
                                      -------
Advisory Fee(1)                          0.25%
Distribution and Service (12b-1)
  Fees                                   None
Other Expenses
(includes Administration Fee of
0.20%)                                   0.30%
Total Portfolio Operating Expenses       0.55%

(1) The advisory fee for the Portfolio is an annual percentage of the Fund's average daily net assets as follows: 0.25% up to $500 million and 0.20% in excess of $500 million.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $56        $176        $307         $689

                              INVESTMENT POLICIES

--------------------------------------------------------------------------------

The discussion of Principal Investment Strategies for some of the Portfolios states that the relevant Portfolio invests, under normal circumstances, at least 80% of its assets in a particular type of investment. For these purposes, "assets" means the Portfolio's net assets plus any borrowings for investment purposes. The 80% requirement must be complied with at the time the Portfolio invests its assets. Accordingly, where a Portfolio no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings but would have to make any new investments in such as way as to bring the portfolio into compliance with the 80% requirement. Contract holders will receive at least 60 days prior notice of any change in the policy of a Portfolio to invest at least 80% of its assets in the manner described above.

When the discussion states that the Portfolio invests "primarily" in a certain type or style of investments, this normally means that the Portfolio will invest, under normal circumstances, at least 65% of its assets (as defined above) in that type or style of investments.

                   MORE ABOUT INVESTMENT STRATEGIES AND RISKS

--------------------------------------------------------------------------------

Information about each Portfolio's principal investments, investment practices and principal risks appears at the beginning of the Prospectus. The information below further describes the investment practices and risks pertinent to one or more of the Portfolios. Additional information about the investment practices of the Portfolios and risks pertinent to these practices is included in the Statement of Additional Information (SAI) (see the back cover of this Prospectus).

DERIVATIVE SECURITIES

The value of derivatives is based on certain underlying equity or fixed-income securities, interest rates, currencies or indices. They may be hard to sell and are very sensitive to changes in the underlying security, interest rate, currency or index, and as a result can be highly volatile. If the Manager or Subadvisor is wrong about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss.

In addition, the leverage associated with inverse floaters, a type of derivative, may result in greater volatility in their market value than other income-producing securities. With respect to mortgage-backed and asset-backed securities, if interest rates fall, the underlying mortgages and debt may be paid off, reducing the value of a Portfolio's investments.

FOREIGN SECURITIES

Foreign securities are issued by companies organized outside the U.S. and are traded in markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing. For example, foreign investments could be more difficult to sell than U.S. investments. They also may subject a Portfolio to risks different from investing in domestic securities. Investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investment in emerging market countries presents risks in greater degree than those presented by investment in foreign issuers in countries with developed securities markets and more advanced regulatory systems.

Some foreign securities may be issued by companies organized outside the U.S. and are traded only or primarily in trading markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing. Some foreign securities may be issued by companies organized outside the U.S. but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, American Depositary Receipts and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are not subject to all the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities traded in U.S. securities markets.

Many of the foreign securities in which the Portfolios invest will be denominated in foreign currencies. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Portfolios' assets. However, a Portfolio may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques."

LENDING OF PORTFOLIO SECURITIES

Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board of Directors. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, a Manager or Subadvisor will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

LOAN PARTICIPATION INTERESTS

Loan participation interests, also referred to as "Participations," are fractional interests in an underlying corporate loan and may be purchased from an agent bank, co-lenders, or other holders of Participations. There are three types of Participations which a Portfolio may purchase. A Participation in a novation of a corporate loan involves a Portfolio assuming all the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. Second, a Portfolio may purchase a Participation in an assignment of all or a portion of a lender's interest in a corporate loan, in which case a Portfolio may be required generally to rely on the assigning lender to demand payment and to enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the underlying corporate loan. Third, a Portfolio may also purchase a Participation in a portion of the rights of a lender in a corporate loan, in which case, a Portfolio will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights against the agent bank or borrower. The Portfolio must rely on the lending institution for that purpose.

The principal credit risk associated with acquiring Participations from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. A Portfolio may incur additional credit risk, however, when it is in the position of participant rather than co-lender because the Portfolio must then assume the risk of insolvency of the co-lender from which the Participation was purchased and that of any person interposed between the Portfolio and the co-lender.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

Mortgage-backed and asset-backed securities are derivative securities whose value is based on underlying pools of loans that may include interests in pools of lower-rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The Manager's or the Subadvisor's ability to correctly forecast interest rates and other economic factors will impact the success of investments in mortgage-backed and asset-backed securities. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and, if the security has been purchased at a premium, the amount of some or all of the premium may be lost in the event of prepayment.

RISK MANAGEMENT TECHNIQUES

Various techniques can be used to increase or decrease a Portfolio's exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

These practices can be used in an attempt to adjust the risk and return characteristics of their portfolios of investments. When a Portfolio uses such techniques in an attempt to reduce risk it is known as "hedging." If a Portfolio's Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

SWAP AGREEMENTS

Certain of the Portfolios may enter into interest rate, index and currency exchange rate swap agreements to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding that desired return.

Whether a Portfolio's use of swap agreements will be successful will depend on whether the Manager or the Subadvisor correctly predicts movements in interest rates, indices and currency exchange rates. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, with swap agreements the other party could go bankrupt and a Portfolio could lose the value of the security it should have received in the swap.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

Debt securities are often issued on a when-issued basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. During the period between purchase and settlement, no payment is made by the Portfolio and no interest accrues to the Portfolio. The market value of the when-issued securities on the settlement date may be more or less than the purchase price payable at settlement date. Similarly, a Portfolio may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedures and risks exist for forward commitments as for when-issued securities.

RISKS OF INVESTING IN HIGH YIELD DEBT
("JUNK BONDS")

High yield debt securities rated lower than Baa by Moody's or BBB by S&P or, if not rated, determined to be of equivalent quality by the Manager or Subadvisor are sometimes referred to as junk bonds and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

TEMPORARY DEFENSIVE INVESTMENTS

In times of unusual or adverse conditions, for temporary defensive purposes, or for liquidity purposes, each Portfolio may invest outside the scope of its principal investment focus. During such times, a Portfolio may not invest in accordance with its investment objective or investment strategies and, as a result, there is no assurance that the Portfolio will achieve its investment objective. Under such conditions, each Portfolio may invest without limit in money market and other investments. In addition, under such conditions, the International Equity Portfolio may invest without limit in equity securities of U.S. issuers and bonds and the High Yield Corporate Bond Portfolio may invest without limit in securities rated A or higher by Moody's or S&P and in U.S. government securities.

PORTFOLIO TURNOVER

Portfolio turnover measures the amount of trading a Portfolio does during the year. Due to their trading strategies, some of the Portfolios may experience a portfolio turnover rate of over 100%. Portfolio turnover information for each Portfolio is found in the Financial Highlights section. The use of certain investment strategies may generate increased portfolio turnover. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Portfolio).

                          THE FUND AND ITS MANAGEMENT

--------------------------------------------------------------------------------
                                                                               -

The Fund's Directors oversee the actions of the Manager and Subadvisors and decide on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business of the Fund.

     THE MANAGER

New York Life Investment Management LLC ("NYLIM" or the "Manager"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054, is the Manager to each Portfolio. NYLIM was formed as an independently managed indirect wholly-owned subsidiary of New York Life Insurance Company in April 2000. As of December 31, 2004, NYLIM and its affiliates managed approximately $189 billion in assets.

In conformity with the stated policies of the Portfolios, NYLIM administers each Portfolio's business affairs and manages the investment operations of each Portfolio and the composition of the portfolio of each Portfolio, subject to the supervision of the Board of Directors. These advisory services are provided pursuant to Investment Advisory Agreements with regard to the Portfolios. NYLIM, with the approval of the Board of Directors, may select and employ Subadvisors and, if it does so, NYLIM monitors the Subadvisors' investment programs and results, and coordinates the investment activities of the Subadvisors to help ensure compliance with regulatory restrictions. The Subadvisors, subject to the supervision of NYLIM, are responsible for deciding which portfolio securities to purchase and sell for their respective Portfolios and for placing those Portfolios' portfolio transactions. NYLIM pays the fees of each Portfolio's Subadvisor. The Subadvisory Agreements can be terminated by NYLIM or by the Board of Directors, in which case the Subadvisors would no longer manage the Portfolio. NYLIM manages directly one Portfolio and retains Subadvisors for the remaining Portfolios as described below.

NYLIM also provides administrative services to each of the Portfolios. NYLIM provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolios excluding those maintained by the Portfolios' Custodian, except those as to which NYLIM has supervisory functions, and other than those being maintained by NYLIM or the Subadvisors. NYLIM pays the salaries and expenses of all personnel affiliated with the Portfolios, and all the operational expenses that are not the responsibility of the Portfolios, including the fees paid to the Subadvisor. These services are provided to the Portfolios pursuant to separate Administration Agreements.

The Portfolios pay separate fees for advisory and administrative services. For the fiscal year ended December 31, 2004, the Fund, on behalf of these Portfolios, paid NYLIM an aggregate fee for investment advisory services performed at an annual percentage of the average daily net assets of that Portfolio as set forth below. In addition, each of the Portfolios also pays NYLIM a monthly fee for administrative services performed and the facilities furnished by NYLIM at an annual rate of 0.20% of the average daily net assets of each Portfolio.

                                              ANNUAL RATE
                                              -----------
Bond Portfolio..............................     0.25%
Capital Appreciation Portfolio..............     0.36%
Cash Management Portfolio...................     0.25%
Convertible Portfolio.......................     0.36%
Government Portfolio........................     0.30%
High Yield Corporate Bond Portfolio.........     0.30%

NYLIM makes payments from its own resources to NYLIAC for providing a variety of recordkeeping, administrative, marketing, shareholder support and other services. These arrangements vary among the Portfolios and may amount to payments from NYLIM's own resources which are not expected to exceed .25% (exclusive of 12b-1 Fees) of the value of Portfolio assets. Payments from NYLIM's own resources do not change the purchase price of shares, the amount of shares that your investment purchases, the value of your shares, or the proceeds of any redemption.

Representatives of NYLIFE Securities, who solicit sales of the variable annuity products that invest in the Portfolios, may receive sales support from consultants employed by NYLIAC, who are also registered representatives of NYLIFE Securities/NYLIFE Distributors. These consultants may be eligible for additional compensation (by NYLIM, not the Fund) based on the proportion of initial premiums paid for the variable annuity product that are allocated to the Portfolios of the Fund.

Where NYLIM has retained a Subadvisor, the Subadvisor, under the supervision of NYLIM, is responsible for making the specific decisions about buying, selling and holding securities; selecting brokers and brokerage firms to trade for it; maintaining accurate records; and, if possible, negotiating favorable commissions and fees with the brokers and brokerage firms. For these services, the Subadvisor is paid a monthly fee by NYLIM, not the Portfolios. (See the SAI for the breakdown of fees.)

SUBADVISORS. Each Subadvisor is employed by NYLIM, subject to approval by the Board of Directors, and, where required, the shareholders of the applicable Portfolio. NYLIM recommends Subadvisors to the Fund's Board of Directors based upon its continuing quantitative and qualitative evaluation of the Subadvisor's skill in managing assets using specific investment styles and strategies.

Each Subadvisor has discretion to purchase and sell securities for the assets of its respective Portfolio in accordance with that Portfolio's investment objectives, policies and restrictions. Although the Subadvisors are subject to general supervision by the Fund's Board of Directors and NYLIM, these parties do not evaluate the investment merits of specific securities transactions.

MacKay Shields LLC, 9 West 57th Street, New York, New York 10019, is the Subadvisor to the Capital Appreciation, Cash Management, Convertible, Government, High Yield Corporate Bond Portfolios. The firm was incorporated in 1969 as an independent advisory firm and was privately held until 1984 when it became a wholly-owned but autonomously managed subsidiary of New York Life Insurance Company ("New York Life"). MacKay Shields became a Delaware limited liability company in 1999. As of December 31, 2004, MacKay Shields managed approximately $39,208 million in assets.

     PORTFOLIO MANAGERS

NYLIM and each Sub-Advisor uses a team of portfolio managers and analysts acting together to manage each Portfolio's investments. The senior members of each Portfolio's management team who are jointly and primarily responsible for the Portfolio's day-to-day management are set forth below:

BOND PORTFOLIO -- Donald F. Serek, Thomas Volpe, Jr. and Michael J. Pagano

CAPITAL APPRECIATION PORTFOLIO -- Rudolph C. Carryl and Edmund C. Spelman

CASH MANAGEMENT PORTFOLIO -- Claude Athaide and Christopher Harms

CONVERTIBLE PORTFOLIO -- Edward Silverstein and Edmund C. Spelman

GOVERNMENT PORTFOLIO -- Gary Goodenough, Christopher Harms and Joseph Portera

HIGH YIELD CORPORATE BOND PORTFOLIO -- Donald E. Morgan and J. Matthew Philo

     PORTFOLIO MANAGER BIOGRAPHIES

The following section provides biographical information about each of the Portfolio's portfolio managers and certain other investment personnel. Additional information regarding the portfolio manager's compensation, other accounts managed by these portfolio managers and their ownership of shares of the Portfolios each manages is available in the Statement of Additional Information.

CLAUDE ATHAIDE, PH.D., CFA -- Mr. Athaide has managed the Cash Management Portfolio since March 1998. Mr. Athaide joined MacKay Shields in 1996 and became an Associate Director in 2001. Prior to joining MacKay Shields, Mr. Athaide taught graduate and undergraduate level statistics and computer programming courses at George Washington University and The Wharton School of the University of Pennsylvania and was a Quantitative Analyst with the Republic National Bank from May 1995 to August 1995. Mr. Athaide has over five years of investment experience. Mr. Athaide earned the right to use the Chartered Financial Analyst designation in 2000.

RUDOLPH C. CARRYL -- Mr. Carryl has managed the Capital Appreciation, Mid Cap Growth, Small Cap Growth and Total Return Portfolios since inception. Mr. Carryl is a Senior Managing Director of MacKay Shields. He joined MacKay Shields as a Director in 1992 and has 24 years of investment management and research experience. Mr. Carryl was Research Director and Senior Portfolio Manager at Value Line, Inc. from 1978 to 1992.

GARY GOODENOUGH -- Mr. Goodenough became a manager of the Government Portfolio and the Total Return Portfolio in July 2000. Mr. Goodenough joined MacKay Shields as Managing Director and Co-Head of the Bond Team in 2000. Prior to joining MacKay Shields, Mr. Goodenough was a Senior Portfolio Manager at Loomis Sayles & Co. from December 1993 to May 2000. Prior to this, he was a Managing Director at Bear Stearns & Company and was a Managing Director of High Yield Bonds and Global Bonds at Salomon Brothers.

CHRISTOPHER HARMS -- Mr. Harms has managed the Total Return Portfolio since July 2000, the Government Portfolio from April 1999 until July 2000 and the Cash Management Portfolio since 2004. Mr. Harms is a Managing Director of MacKay Shields. Mr. Harms joined MacKay Shields as a Director in 1991 with more than 10 years prior investment management and research experience. Prior to joining the firm, Mr. Harms was employed at Bear Stearns in the Asset Management Division as a fixed income portfolio manager.

DONALD E. MORGAN, CFA -- Mr. Morgan has managed the High Yield Corporate Bond Portfolio since 1999. Mr. Morgan is a Managing Director and Head of the High Yield Division at MacKay Shields. He joined MacKay Shields in 1997 as an Associate Director, and was promoted to Director in 1999 and to Managing Director in 2000. Prior to joining MacKay Shields, he was a High Yield Analyst with Fidelity Management & Research. Prior thereto, he was an Engineer at QuesTech Inc. Mr. Morgan earned the right to use the Chartered Financial Analyst designation in 1998, and has 8 years experience in investment management and research.

MICHAEL J. PAGANO -- Mr. Pagano is a Director in New York Life Investment Management's Securities Investment Group. His primary focus is on the investment-grade corporate bond portfolios. Prior to joining The Company in June, 2003, Mr. Pagano was a Vice-President and fixed income portfolio manager at Fiduciary Asset Management where he managed fixed income portfolios benchmarked against the Lehman Aggregate Index. Earlier in his career, Mr. Pagano was an institutional mortgage-backed and structured products sales specialist at Merrill Lynch and Banc of America Securities, as well as Director of Marketing for Neuberger & Berman's Wrap Fee Management Group. Mr. Pagano holds a B.A. in Economics and Political Science from Amherst College and an M.B.A., with a concentration in finance, from the University of Chicago Graduate School of Business.

J. MATTHEW PHILO, CFA -- Mr. Philo has managed the High Yield Corporate Bond Portfolio since 2001. Mr. Philo joined MacKay Shields in 1996 from Thorsell, Parker Partners Inc. where he was an analyst and portfolio manager focusing on mid-cap companies. He was previously with Moran Asset Management as an equity portfolio manager and analyst. Mr. Philo has earned the right to use the Chartered Financial Analyst designation and has 19 years of investment management and research experience. He received a BA in Economics from the State University of New York at Albany and a MBA in Finance from New York University.

JOSEPH PORTERA -- Mr. Portera has managed the Government Portfolio since July 2000. Mr. Portera is a Managing Director of MacKay Shields specializing in foreign and domestic government bonds. He returned to MacKay Shields in December 1996 after working at Fiduciary Trust Company International as a portfolio manager in international bonds. Mr. Portera joined MacKay Shields in 1991.

DONALD F. SEREK -- Mr. Serek has managed the Bond Portfolio since April 2000. He has been a Portfolio Manager with NYLIM since April 2000. He joined New York Life in 1997 as a corporate bond specialist. Prior thereto, he was a Senior Analyst at Citicorp Securities where he analyzed global power, sovereign, supranational, telecommunications and media issuers for five years. Earlier in his career he held positions in Citibank's Corporate Financial Analysis and International Banking and Finance Groups.

EDWARD SILVERSTEIN -- Mr. Silverstein has managed the Convertible Portfolio since 2001. Mr. Silverstein joined MacKay Shields in 1998 as an Associate and was a

Research Analyst in the Equity Division. He became an Associate Director in 2000. Prior to joining MacKay Shields, Mr. Silverstein was a portfolio manager at The Bank of New York from 1995 to 1998.

EDMUND C. SPELMAN -- Mr. Spelman has managed the Convertible Portfolio since September 1999 and has managed the Capital Appreciation, Mid Cap Growth, Small Cap Growth and Total Return Portfolios since inception. Mr. Spelman is a Senior Managing Director of MacKay Shields and specializes in equity securities. He joined MacKay Shields in 1991 after working as a securities analyst at Oppenheimer & Co., Inc. from 1984 to 1991.

THOMAS VOLPE, JR. -- Mr. Volpe became a portfolio manager of the Bond Portfolio in April 2003. Mr. Volpe is a Second Vice President in NYLIM's Securities Investment Group. He joined the Public Fixed Income Group of NYLIM in May 2000. Prior to that, he was a Treasury Cash Manager for the Treasury Department of New York Life Insurance Company where he earned the credential of Certified Cash Manager. He has been employed by New York Life Insurance Company since 1989 and has held a number of positions in the Securities Operations and Treasury Cash Management areas. Mr. Volpe holds a BA in Economics from the State University of New York at Albany and a MBA in Finance from Adelphi University.

                       PURCHASE AND REDEMPTION OF SHARES

--------------------------------------------------------------------------------
                                                                               -

FAIR VALUATION, MARKET TIMING, AND PORTFOLIO HOLDINGS DISCLOSURE

Determining the Portfolio's Share Prices (NAV) and the Valuation of Securities

Shares in each of the Portfolios are offered to and are redeemed by the Separate Accounts at a price equal to their respective net asset value, or NAV, per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolios' shares.

Each Portfolio of the Fund generally calculates the value of its investments (also known as its net asset value, or NAV) at the close of regular trading on the New York Stock Exchange (usually 4:00 pm eastern time) every day the Exchange is open. The NAV per share for a class of shares is determined by dividing the value of a Portfolio's net assets attributable to that class by the number of shares of that class outstanding on that day. The value of a Portfolio's investments is generally based on current market prices (amortized cost, in the case of the Cash Management Portfolio). If current market values are not available or, in the judgment of the Manager, do not accurately reflect the fair value of a security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of a Portfolio's securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless the Manager or Subadvisor, in consultation with the Subadvisor, deems a particular event would materially affect NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. A Portfolio may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares. The NAV of a Portfolio's shares may change on days when shareholders will not be able to purchase or redeem shares.

The Board has adopted valuation procedures for the Fund and has delegated day-to-day responsibility for fair value determinations to the Fund's Valuation Committee. Determinations of the Valuation Committee are subject to review and ratification by the Board at its next scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The Fund expects to use fair value pricing for securities actively traded on U.S. exchanges only under limited circumstances (e.g., for thinly-traded securities where the market quotation is deemed unreliable, in response to security trading halts, or when an exchange closes early or does not open.) Certain Portfolios of the Fund may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, the Fund's fair valuation procedures include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available.

Excessive Purchases and Redemptions or Exchanges

The interests of the Fund's shareholders and the Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a Portfolio's investment strategies or negatively impact Portfolio performance. For example, the Manager or a Portfolio's Subadvisor might have to maintain more of a Portfolio's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. Shareholders that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by long-term shareholders.

The Fund is not intended to be used as a vehicle for short-term trading, and the Fund's Board of Directors has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of each Portfolio's shares in order to protect long-term shareholders of the Fund. Each Portfolio of the Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase, exchange or transfer order for any reason.

Shares of the Portfolios are generally held through insurance company separate accounts. The ability of the Fund to monitor transfers made by the contract holders in separate accounts maintained by New York Life Insurance and Annuity Corporation ("NYLIAC") is limited by the omnibus nature of these accounts. The Fund does not maintain data regarding individual contract holder transactions. The Fund's policy is that the Portfolios must rely on NYLIAC to both monitor market timing within a Portfolio and attempt to prevent it through its own policies and procedures. In situations in which the Fund becomes aware of possible market timing activity, it will notify NYLIAC in order to help facilitate the enforcement of its market timing policies and procedures. The Fund reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from NYLIAC that the Fund determines not to be in the best interest of the Portfolios. Contract holders should refer to the product prospectus for a description of the methods that NYLIAC may utilize to monitor and detect excessive or frequent trading in Portfolio shares. NYLIAC or the Fund may modify their procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the prevention or detection of excessive or frequent trading or to address specific circumstances.

While NYLIAC and the Fund discourage excessive short-term trading, there is no assurance that they will be able to detect all market timing activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. Neither NYLIAC nor the Fund has any arrangements to permit or accommodate frequent or excessive short-term trading.

Portfolio Holdings Information

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities holdings is available in the Fund's Statement of Additional Information. The Fund publishes quarterly a list of each Portfolio's ten largest holdings and publishes monthly a complete schedule of each Portfolio's holdings on the internet at www.mainstayfunds.com. You may also obtain this information by calling toll-free 1-800-598-2019. The portfolio holdings are made available as of the last day of each calendar month, approximately 30 days after the end of that month. In addition, disclosure of each Portfolio's top ten holdings is made quarterly approximately 15 days after the end of each fiscal quarter. The quarterly top ten holdings information is also provided in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

--------------------------------------------------------------------------------
                                                                               -

     TAXES

Each Portfolio intends to elect and to qualify to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If each Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each Portfolio will be relieved of federal income tax on the amounts distributed.

In order for the Separate Accounts to comply with regulations under Section 817(h) of the Code, each Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of each Separate Account's proportionate share of the assets owned by each of the regulated investment companies in which it owns shares is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable.

Since the sole shareholders of the Fund will be Separate Accounts, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the Policies, see the attached prospectus for the Policy.

     DIVIDENDS AND DISTRIBUTIONS

The Cash Management Portfolio (which seeks to maintain a constant net asset value of $1.00 per share) will declare a dividend of its net investment income daily and distribute such dividend monthly; a shareholder of that Portfolio begins to earn dividends on the next business day following the receipt of the shareholder's investment by the Portfolio. Each Portfolio other than the Cash Management Portfolio declares and distributes a dividend of net investment income, if any, annually. Shareholders of each Portfolio, other than the Cash Management Portfolio, will begin to earn dividends on the first business day after the shareholder's purchase order has been received. Distributions reinvested in shares will be made after the first business day of each month following declaration of the dividend. Each Portfolio will distribute its net long-term capital gains, if any, after utilization of any capital loss carryforwards after the end of each fiscal year. The Portfolios may declare an additional distribution of investment income and capital gains in October, November or December (which would be paid before February 1 of the following year) to avoid the excise tax on income not distributed in accordance with the applicable timing requirements.

                              GENERAL INFORMATION

--------------------------------------------------------------------------------
                                                                               -

     CUSTODIAN

For the Bond and Common Stock Portfolios, JP Morgan Chase & Co., 3 Chase Metro Tech Center, Brooklyn, New York 11245 is the custodian of the Portfolios' assets. For the remaining Portfolios, The Bank of New York, 100 Church Street, New York, New York 10286 is the custodian of the Portfolios' assets.

                              FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the Portfolios' financial performance for the past five years or, if shorter, the period of a Portfolio's operations. Certain information reflects financial results for a single portfolio share outstanding throughout each of the periods presented. The total returns in the table represent the rate that an investor would have earned on an investment in that portfolio (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's Financial Statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                 MAINSTAY VP BOND PORTFOLIO
                                                              ----------------------------------------------------------------
                                                                                       INITIAL CLASS
                                                              ----------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                                2004          2003          2002          2001          2000
SELECT PER SHARE DATA AND RATIOS                              ----------------------------------------------------------------
Net asset value at beginning of period......................  $  13.41      $  13.73      $  13.11      $  12.59      $  12.24
                                                              --------      --------      --------      --------      --------
Net investment income.......................................      0.47          0.52(b)       0.60          0.65          0.85
Net realized and unrealized gain (loss) on investments......      0.08          0.10          0.64          0.52          0.35
                                                              --------      --------      --------      --------      --------
Total from investment operations............................      0.55          0.62          1.24          1.17          1.20
                                                              --------      --------      --------      --------      --------
Less dividends and distributions:
  From net investment income................................     (0.50)        (0.59)        (0.61)        (0.65)        (0.85)
  From net realized gain on investments.....................     (0.15)        (0.35)        (0.01)           --            --
                                                              --------      --------      --------      --------      --------
Total dividends and distributions...........................     (0.65)        (0.94)        (0.62)        (0.65)        (0.85)
                                                              --------      --------      --------      --------      --------
Net asset value at end of period............................  $  13.31      $  13.41      $  13.73      $  13.11      $  12.59
                                                              ========      ========      ========      ========      ========
Total investment return.....................................      4.09%         4.52%         9.48%         9.27%         9.82%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................      3.36%         3.75%         4.93%         5.66%         6.37%
  Expenses..................................................      0.54%         0.54%         0.52%         0.52%         0.51%
Portfolio turnover rate.....................................       335%          149%           76%           54%           58%
Net assets at end of period (in 000's)......................  $421,046      $485,033      $481,740      $372,983      $257,573

------------

(a)  Commencement of Operations.
(b)  Per Share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Total return is not annualized.
(e)  Less than one tenth of a percent.
(f)  Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                         MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO
                                                           ----------------------------------------------------------------------
                                                                                       INITIAL CLASS
                                                           ----------------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                             2004           2003           2002           2001            2000
SELECT PER SHARE DATA AND RATIOS                           ----------------------------------------------------------------------
Net asset value at beginning of period...................  $  20.70      $    16.33      $  23.64      $    30.81      $    36.98
                                                           --------      ----------      --------      ----------      ----------
Net investment income (loss).............................      0.05            0.04(b)       0.02            0.02          (0.05)(b)
Net realized and unrealized gain (loss) on investments...      0.81            4.37         (7.31)          (7.17)          (3.73)
                                                           --------      ----------      --------      ----------      ----------
Total from investment operations.........................      0.86            4.41         (7.29)          (7.15)          (3.78)
                                                           --------      ----------      --------      ----------      ----------
Less dividends and distributions:
  From net investment income.............................     (0.05)          (0.04)        (0.02)          (0.02)             --
  From net realized gain on investments..................        --              --            --              --           (2.39)
                                                           --------      ----------      --------      ----------      ----------
Total dividends and distributions........................     (0.05)          (0.04)        (0.02)          (0.02)          (2.39)
                                                           --------      ----------      --------      ----------      ----------
Net asset value at end of period.........................  $  21.51      $    20.70      $  16.33      $    23.64      $    30.81
                                                           ========      ==========      ========      ==========      ==========
Total investment return..................................      4.16%          26.99%       (30.83%)        (23.22%)        (10.72%)
Ratios (to average net assets)/Supplemental Data:
  Net investment income (loss)...........................      0.24%           0.20%         0.11%           0.09%          (0.15%)
  Expenses...............................................      0.65%           0.64%         0.64%           0.63%           0.63%
Portfolio turnover rate..................................        34%             26%           72%             46%             33%
Net assets at end of period (in 000's)...................  $929,227      $1,011,538      $842,410      $1,345,799      $1,813,776

------------

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                           MAINSTAY VP CASH MANAGEMENT PORTFOLIO
                                                              ----------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                                2004          2003          2002          2001          2000
SELECT PER SHARE DATA AND RATIOS                              ----------------------------------------------------------------
Net asset value at beginning of year........................  $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                              --------      --------      --------      --------      --------
Net investment income.......................................      0.01          0.01          0.01          0.04          0.06
Net realized and unrealized gain on investments.............      0.00(a)       0.00(a)       0.00(a)       0.00(a)         --
                                                              --------      --------      --------      --------      --------
Total from investment operations............................      0.01          0.01          0.01          0.04          0.06
                                                              --------      --------      --------      --------      --------
Less dividends and distributions:
  From net investment income................................     (0.01)        (0.01)        (0.01)        (0.04)        (0.06)
  From net realized gain on investments.....................     (0.00)(a)     (0.00)(a)     (0.00)(a)     (0.00)(a)        --
                                                              --------      --------      --------      --------      --------
Total dividends and distributions...........................     (0.01)        (0.01)        (0.01)        (0.04)        (0.06)
                                                              --------      --------      --------      --------      --------
Net asset value at end of year..............................  $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                              ========      ========      ========      ========      ========
Total investment return.....................................      0.85%         0.67%         1.36%         3.84%         6.06%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................      0.83%         0.67%         1.33%         3.57%         5.87%
  Expenses..................................................      0.55%         0.55%         0.55%         0.54%         0.52%
Net assets at end of year (in 000's)........................  $308,660      $359,974      $518,348      $481,171      $305,915

------------

(a)  Less than one cent per share.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                             MAINSTAY VP CONVERTIBLE PORTFOLIO
                                                              ----------------------------------------------------------------
                                                                                       INITIAL CLASS
                                                              ----------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                                2004          2003          2002          2001          2000
SELECTED PER SHARE DATA AND RATIOS                            ----------------------------------------------------------------
Net asset value at beginning of period......................  $  10.82      $   9.04      $  10.11      $  10.71      $  12.68
                                                              --------      --------      --------      --------      --------
Net investment income.......................................      0.21          0.27(b)       0.28          0.36(c)       0.42
Net realized and unrealized gain (loss) on investments......      0.45          1.74         (1.08)        (0.58)(c)     (1.00)
                                                              --------      --------      --------      --------      --------
Total from investment operations............................      0.66          2.01         (0.80)        (0.22)        (0.58)
                                                              --------      --------      --------      --------      --------
Less dividends and distributions:
  From net investment income................................     (0.22)        (0.23)        (0.27)        (0.38)        (0.42)
  From net realized gain on investments.....................        --            --            --            --         (0.97)
                                                              --------      --------      --------      --------      --------
Total dividends and distributions...........................     (0.22)        (0.23)        (0.27)        (0.38)        (1.39)
                                                              --------      --------      --------      --------      --------
Net asset value at end of period............................  $  11.26      $  10.82      $   9.04      $  10.11      $  10.71
                                                              ========      ========      ========      ========      ========
Total investment return.....................................      6.11%        22.23%        (7.91%)       (2.18%)       (5.02%)
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................      1.94%         2.71%         2.97%         3.86%(c)      4.25%
  Expenses..................................................      0.66%         0.67%         0.67%         0.67%         0.66%
Portfolio turnover rate.....................................       108%           76%           95%          171%          183%
Net assets at end of period (in 000's)......................  $291,995      $292,043      $204,263      $202,564      $168,085

------------

(a)  Commencement of Operations.
(b) Per share data based on average shares outstanding during the period.
(c) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting
     Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

          Decrease net investment income....................  $(0.00)(e)
          Increase net realized and unrealized gains and
           losses...........................................    0.00(e)
          Decrease ratio of net investment income...........   (0.11%)

(d)  Total return is not annualized.
(e)  Less than one cent per share.
(f)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                              MAINSTAY VP GOVERNMENT PORTFOLIO
                                                              ----------------------------------------------------------------
                                                                                       INITIAL CLASS
                                                              ----------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                                2004          2003          2002          2001          2000
SELECT PER SHARE DATA AND RATIOS                              ----------------------------------------------------------------
Net asset value at beginning of period......................  $  10.73      $  11.05      $  10.35      $  10.11      $   9.56
                                                              --------      --------      --------      --------      --------
Net investment income.......................................      0.45          0.36(b)       0.31          0.42(c)       0.62
Net realized and unrealized gain (loss) on investments......     (0.09)        (0.15)         0.71          0.25(c)       0.55
                                                              --------      --------      --------      --------      --------
Total from investment operations............................      0.36          0.21          1.02          0.67          1.17
                                                              --------      --------      --------      --------      --------
Less dividends:
  From net investment income................................     (0.46)        (0.53)        (0.32)        (0.43)        (0.62)
                                                              --------      --------      --------      --------      --------
Net asset value at end of period............................  $  10.63      $  10.73      $  11.05      $  10.35      $  10.11
                                                              ========      ========      ========      ========      ========
Total investment return.....................................      3.33%         1.88%         9.85%         6.64%        12.22%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................      3.63%         3.25%         3.94%         5.01%(c)      6.29%
  Expenses..................................................      0.59%         0.59%         0.59%         0.60%         0.60%
Portfolio turnover rate.....................................       113%          106%          146%          137%          311%
Net assets at end of period (in 000's)                        $275,674..    $359,332      $432,816      $223,387      $130,390

------------

(a)  Commencement of Operations.
(b) Per share data based on average shares outstanding during the period.
(c) As required, effective January 1, 2001, the portfolio has adopted the provisions of the AICPA Audit and Accounting
     Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

          Decrease net investment income....................  $(0.04)
          Increase net realized and unrealized gains and
           losses...........................................    0.04
          Decrease ratio of net investment income...........   (0.39%)

(d)  Total Return is not annualized.
(e)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                       MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO
                                                             --------------------------------------------------------------------
                                                                                        INITIAL CLASS
                                                             --------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                                2004            2003           2002          2001          2000
SELECT PER SHARE DATA AND RATIOS                             --------------------------------------------------------------------
Net asset value at beginning of period.....................  $     9.41      $     7.39      $   8.09      $   8.72      $  10.69
                                                             ----------      ----------      --------      --------      --------
Net investment income......................................        0.70            0.75(b)       0.85          1.05(c)       1.32
Net realized and unrealized gain (loss) on investments.....        0.47            1.93         (0.67)        (0.64)(c)     (1.96)
Net realized and unrealized gain (loss) on foreign
  currency.................................................        0.02            0.01         (0.02)         0.01          0.02
                                                             ----------      ----------      --------      --------      --------
Total from investment operations...........................        1.19            2.69          0.16          0.42         (0.62)
                                                             ----------      ----------      --------      --------      --------
Less dividends and distributions:
  From net investment income...............................       (0.70)          (0.67)        (0.86)        (1.05)        (1.35)
  From net realized gain on investments....................          --              --            --            --        (0.00)(d)
                                                             ----------      ----------      --------      --------      --------
Total dividends and distributions..........................       (0.70)          (0.67)        (0.86)        (1.05)        (1.35)
                                                             ----------      ----------      --------      --------      --------
Net asset value at end of period...........................  $     9.90      $     9.41      $   7.39      $   8.09      $   8.72
                                                             ==========      ==========      ========      ========      ========
Total investment return....................................       12.72%          36.37%         2.05%         4.91%        (5.87%)
Ratios (to average net assets)/Supplemental Data:
  Net investment income....................................        7.40%           8.51%        10.44%        11.61%(c)     12.10%
  Expenses.................................................        0.59%           0.60%         0.60%         0.58%         0.60%
Portfolio turnover rate....................................          39%             43%           49%           56%           64%
Net assets at end of period (in 000's).....................  $1,167,527      $1,114,766      $696,500      $684,738      $616,807

------------

(a)  Commencement of Operations.
(b) Per share data based on average shares outstanding during the period.
(c) As required, effective January 1, 2001 the Portfolio has adopted the provisions of the AICPA Audit and Accounting
     Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

          Decrease net investment income....................  $(0.00)(d)
          Increase net realized and unrealized gains and
           losses...........................................    0.00(d)
          Decrease ratio of net investment income...........   (0.03%)

(d)  Less than one cent per share.
(e)  Total return is not annualized.
(f)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

MORE INFORMATION ABOUT THE PORTFOLIOS IS AVAILABLE FREE UPON REQUEST:

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides more details about the Portfolios. A current SAI is incorporated by reference into the Prospectus and has been filed with the SEC.

ANNUAL/SEMIANNUAL REPORTS

Provide additional information about the Portfolios' investments and include discussions of market conditions and investment strategies that significantly affected the Portfolios' performance during the last fiscal year.

TO OBTAIN INFORMATION:

Write to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 452, New York, New York 10010, or call 1-800-598-2019.

You can obtain information about the Portfolios (including the SAI) by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202-942-8090). Reports and other information about the Portfolios are available on the EDGAR Database on the SEC's website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN, OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, NYLIM OR THE SUBADVISORS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

[RECYCLE LOGO]
The MainStay VP Series Fund, Inc.
SEC File Number: 811-03833

MainStay VP Series Fund, Inc. Prospectus                            May 1, 2005

--------------------------------------------------------------------------------
                                                                               -

                                                                 MAINSTAY VP SERIES FUND, INC.
                                                                 OFFERS 8 PORTFOLIOS IN THIS PROSPECTUS
                                                                  Equity
                                                                 International Equity Portfolio........    page A-5
                                                                 Mid Cap Core Portfolio................    page A-7
                                                                 Small Cap Growth Portfolio............    page A-9
                                                                  Blended
                                                                 Income & Growth Portfolio (formerly
                                                                   American Century Income & Growth
                                                                   Portfolio)..........................    page A-11
                                                                 Mid Cap Value Portfolio...............    page A-13
                                                                  Income
                                                                 Bond Portfolio........................    page A-15
                                                                 High Yield Corporate Bond Portfolio...    page A-17
                                                                 Cash Management Portfolio.............    page A-19

INITIAL CLASS SHARES
NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 WHAT'S INSIDE?

--------------------------------------------------------------------------------
                                                                               -

                                                              PAGE
                                                              -----
THE FUND AND THE SEPARATE ACCOUNTS..........................    A-3
INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
  PRINCIPAL RISKS: AN OVERVIEW..............................    A-4
     Not insured............................................    A-4
     You could lose money...................................    A-4
     NAV will fluctuate.....................................    A-4
     More information.......................................    A-4
INTERNATIONAL EQUITY PORTFOLIO..............................    A-5
MID CAP CORE PORTFOLIO......................................    A-7
SMALL CAP GROWTH PORTFOLIO..................................    A-9
INCOME & GROWTH PORTFOLIO (formerly American Century Income
  & Growth Portfolio).......................................   A-11
MID CAP VALUE PORTFOLIO.....................................   A-13
BOND PORTFOLIO..............................................   A-15
HIGH YIELD CORPORATE BOND PORTFOLIO.........................   A-17
CASH MANAGEMENT PORTFOLIO...................................   A-19
INVESTMENT POLICIES.........................................   A-21
MORE ABOUT INVESTMENT STRATEGIES AND RISKS..................   A-21
     DERIVATIVE SECURITIES..................................   A-21
     FOREIGN SECURITIES.....................................   A-21
     LENDING OF PORTFOLIO SECURITIES........................   A-22
     LOAN PARTICIPATION INTERESTS...........................   A-22
     MORTGAGE-BACKED AND ASSET-BACKED SECURITIES............   A-22
     RISK MANAGEMENT TECHNIQUES.............................   A-22
     SWAP AGREEMENTS........................................   A-22
     WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS.........   A-23
     RISKS OF INVESTING IN HIGH YIELD DEBT ("JUNK BONDS")...   A-23
     TEMPORARY DEFENSIVE INVESTMENTS........................   A-23
     PORTFOLIO TURNOVER.....................................   A-23
THE FUND AND ITS MANAGEMENT.................................   A-23
PURCHASE AND REDEMPTION OF SHARES...........................   A-27
TAXES, DIVIDENDS AND DISTRIBUTIONS..........................   A-28
GENERAL INFORMATION.........................................   A-29
FINANCIAL HIGHLIGHTS........................................   A-30

                            ------------------------

                       THE FUND AND THE SEPARATE ACCOUNTS

--------------------------------------------------------------------------------
                                                                               -

This Prospectus describes Initial Class shares offered by MainStay VP Series Fund, Inc. (the "Fund"). The Fund, an open-end investment management company, is a Maryland corporation organized on June 3, 1983.

The Fund offers twenty-one separate series, each of which represents a separate portfolio of investments. The shares of eight of these series are offered by the Fund in this Prospectus--the MainStay VP Income & Growth Portfolio ("Income & Growth") (formerly, American Century Income & Growth Portfolio), the MainStay VP Bond Portfolio ("Bond"), the MainStay VP Cash Management Portfolio ("Cash Management"), the MainStay VP High Yield Corporate Bond Portfolio ("High Yield Corporate Bond"), the MainStay VP International Equity Portfolio ("International Equity"), the MainStay VP Mid Cap Core Portfolio ("Mid Cap Core"), the MainStay VP Mid Cap Value Portfolio ("Mid Cap Value") and the MainStay VP Small Cap Growth Portfolio ("Small Cap Growth"), (each a "Portfolio" and collectively the "Portfolios"). Each Portfolio offers Initial Class and Service Class shares, except the Cash Management, which offers only Initial Class shares. In many respects, each Portfolio resembles a separate fund. At the same time, in certain important respects, the Fund is treated as a single entity.

Shares of the Portfolios are currently offered to certain Separate Accounts to fund variable annuity policies and variable life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") (collectively, "Policies" and individually, "Policy").

The terms "shareholder" or "shareholders" in this Prospectus refer to the Separate Accounts, and the rights of the Separate Accounts as shareholders are different from the rights of an owner of a Policy ("Owner"). The rights of an Owner are described in the Policy. The current prospectus for the relevant Policy (which accompanies this Prospectus) describes the rights of the Separate Accounts as shareholders and the rights of an Owner. The Separate Accounts invest in shares of the Portfolios in accordance with allocation instructions received from Owners.

The current prospectus for the Policy describes the Policy and the relationship between changes in the value of shares of the Portfolios and the benefits payable under a Policy.

             Investment Objectives, Principal Investment Strategies
                        and Principal Risks: An Overview

This Prospectus discusses eight Portfolios which invest for varying combinations of income and capital appreciation. Each of the Portfolios pursues somewhat different strategies to achieve its objective. Under normal market conditions, the Equity Portfolios invest primarily in equity securities, the Income Portfolios invest primarily in debt securities, and Blended Portfolios invest in a mix of equity and fixed income securities. Each of the Portfolios is managed by New York Life Investment Management LLC ("NYLIM" or the "Manager"). NYLIM is responsible for the day-to- day portfolio management of two of the Portfolios and has retained subadvisors for six of the Portfolios. In times of unusual or adverse conditions, each Portfolio may invest for temporary or defensive purposes outside the scope of its principal investment focus.

Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When you buy stock in a corporation you become part owner. The Portfolios may buy equity securities through stock exchanges, such as the New York Stock Exchange, the American Stock Exchange, or foreign stock exchanges, or in the over-the-counter market. There are many different types of equity securities, including stocks, convertible securities, American Depositary Receipts and others. Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid.

Both governments and private companies may raise needed cash by issuing or selling debt securities to investors. The Portfolios may buy debt securities directly from those governments and companies or in the secondary trading markets. There are many different types of debt securities, including bonds, notes, debentures and others. Some pay fixed rates of return; others pay variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount to be paid at maturity. The amount of interest paid is subject to many variables, including creditworthiness of the issuer, length of maturity of the security, market factors, and the nature of the debt instrument. Each of the Portfolios described in this Prospectus invests in particular types of debt securities, consistent with its own investment objective and strategies which are described in the succeeding pages of this Prospectus.

NOT INSURED
An investment in the Portfolios is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Cash Management Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

YOU COULD LOSE MONEY
Before considering an investment in one or more of the Portfolios, you should understand that you could lose money.

NAV WILL FLUCTUATE
The value of Portfolio shares, also known as the net asset value ("NAV"), will fluctuate based on the value of the Portfolio's holdings. Security values change. Investment in common stocks and other equity securities is particularly subject to the risks of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of a Portfolio's holdings. In the case of debt securities, security values change when interest rates change. Generally when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up. Other factors, such as changes in how the market views the creditworthiness of an issuer, changes in economic or market conditions, changes in relative values of currencies, the risks inherent in management's ability to anticipate such changes, and changes in the average maturity of a Portfolio's investment, can also affect security values and Portfolio share price.

MORE INFORMATION
The next section of this Prospectus gives you more detailed information about the investment objectives, policies, principal investment strategies, principal risks and performance of each of the Portfolios offered in this Prospectus. Please review it carefully.

                   MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO

INVESTMENT OBJECTIVE -- The International Equity Portfolio's investment objective is to seek long-term growth of capital by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio seeks to generate superior risk-adjusted returns by investing in quality companies that are currently undervalued. The Portfolio normally invests at least 80% of its assets in equity securities of issuers, wherever organized, who do business mainly outside the United States. Investments will be made in a variety of countries, with a minimum of five countries other than the United States. This includes countries with established economies as well as emerging market countries that MacKay Shields LLC, the Portfolio's Subadvisor, believes present favorable opportunities.

INVESTMENT PROCESS -- The Portfolio's Subadvisor seeks to identify investment opportunities by pursuing a bottom up, stock selection investment discipline. Proprietary, quantitative and qualitative tools are used to identify attractive companies. In-depth, original, fundamental research is performed on identified companies to assess their business and investment prospects. In conducting the research, particular attention is paid to the generation and utilization of cash flows, the returns on invested capital and the overall track record of management in creating shareholder value.

Portfolios are constructed by combining securities with low correlation. Quantitative tools are used for risk control at the portfolio level. Country allocations in the Portfolio are a result of the bottom up, stock selection process. To reduce risk, an attempt is made at the portfolio level to stay within a reasonable range of the key constituents of the benchmark, unless the stock selection process strongly argues against it.

The Portfolio may buy and sell currency on a spot basis and enter into foreign currency forward contracts for hedging purposes. In addition, the Portfolio may buy or sell foreign currency options, securities and securities index options and enter into swap agreements and futures contracts and related options. These techniques may be used for any legally permissible purpose, including to increase the Portfolio's return.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of foreign economies and meaningful changes in the issuer's financial condition and competitiveness.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Since the Portfolio principally invests in foreign securities, it will be subject to various risks of loss that are different from risks of investing in securities of U.S.-based companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information about issuers, changes in U.S. or foreign tax or currency laws, and changes in monetary policy. The risks are likely to be greater in emerging market countries than in developed market countries.

The Portfolio's investments include derivatives such as options and forwards. The Portfolio may use derivatives to enhance return or reduce the risk of loss of (hedge) certain of its holdings. Regardless of the purpose, the Portfolio may lose money using derivatives. The use of derivatives may increase the volatility of the Portfolio's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.

Due to its trading strategies, the Fund may experience a portfolio turnover rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


INTERNATIONAL EQUITY                    QUARTER/YEAR   RETURN
PORTFOLIO -- INITIAL CLASS
Highest Return/Best Quarter                 4/99       20.35%
Lowest Return/Worst Quarter                 3/98      -13.31%

         AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                                      SINCE
                                                    INCEPTION
                                 1 YEAR   5 YEARS    5/1/95
International Equity
  Portfolio --
  Initial Class                  17.34%    0.54%      7.50%
Morgan Stanley Capital
  International EAFE Index(1)    20.25%   -1.13%      5.21%

(1) The Morgan Stanley Capital International Europe, Australasia and Far East Index -- the MSCI EAFE Index -- is an unmanaged capitalization -- weighted index containing approximately 985 equity securities of companies located outside the U.S. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[International Equity Portfolio Bar Chart]

96                                                                               10.54
97                                                                                5.17
98                                                                               23.11
99                                                                               28.06
00                                                                              -18.06
01                                                                              -14.02
02                                                                               -4.41
03                                                                               30.00
04                                                                               17.34

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee                                     0.60%
    Distribution and Service (12b-1) Fees            None
    Other Expenses
    (includes Administration Fee of 0.20%)           0.39%
    Total Portfolio Operating Expenses               0.99%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $101       $315        $547        $1,213

                       MAINSTAY VP MID CAP CORE PORTFOLIO

INVESTMENT OBJECTIVE -- The Mid Cap Core Portfolio's investment objective is to seek long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in companies with market capitalizations at the time of investment that are similar to the market capitalizations of companies in the Russell Midcap(R) Index, and invests primarily in common stocks of U.S. companies. New York Life Investment Management LLC ("NYLIM"), the Portfolio's Manager, seeks those mid-cap companies that it believes will outperform the average of the mid-cap universe.

The Russell Midcap(R) Index* is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, and represents approximately 25% of the total market capitalization of the Russell 1000(R) Index. As of February 28, 2005, the market capitalizations of companies in this index range from $.553 billion to $36.07 billion.

INVESTMENT PROCESS -- NYLIM uses a quantitative management approach that ranks stocks based on a proprietary model.

The model focuses on value, earnings, and behavioral characteristics in the market. NYLIM ranks companies in the mid-cap universe and then generally invests in companies ranked in the top 50% of the universe. NYLIM ranks stocks based on the financial strength of the issuer and the potential for strong, long-term earnings growth. This approach seeks to overweight those mid-cap stocks that NYLIM believes will outperform the mid-cap universe as a whole. Stocks are generally sold when they are no longer ranked in the top 50% of the ranked universe by the proprietary model.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions that can adversely affect the value of the Portfolio's holdings.

Mid-cap stocks are generally less established and may be more volatile and less liquid than stocks of larger companies.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (at or over 100%) often have higher transaction costs (which are paid by the Portfolio) and may generate short-term capital gains (on which you will pay taxes, even if you don't sell any shares by year-end).

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year and the life of the Portfolio compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

-------------------------------------------------------------------------------------
MID CAP CORE PORTFOLIO -- INITIAL CLASS                       QUARTER/YEAR     RETURN
-------------------------------------------------------------------------------------
Highest Return/Best Quarter                                      2/03         14.83%
-------------------------------------------------------------------------------------
Lowest Return/Worst Quarter                                      3/02        -15.60%
-------------------------------------------------------------------------------------

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

-------------------------------------------------------------------------------------------------
                                                                                      SINCE
                                                                   1 YEAR        INCEPTION 7/2/01
-------------------------------------------------------------------------------------------------
Mid Cap Core Portfolio --
  Initial Class                                                    22.27%              9.10%
-------------------------------------------------------------------------------------------------
Russell Midcap(R) Index(1)                                         20.22%              9.15%
-------------------------------------------------------------------------------------------------

(1) The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, and represents approximately 25% of the total market capitalization of the Russell 1000(R) Index. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[MID CAP CORE PORTFOLIO BAR CHART]

02                                                                              -12.92
03                                                                               35.43
04                                                                               22.27

                  Annual total returns (12/31) - Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Management Fee(1)                                0.85%
    Distribution and Service (12b-1) Fees            None
    Other Expenses                                   0.19%
    Total Portfolio Operating Expenses(2)            1.04%

(1) The Management Fee reflects an aggregate fee for advisory and administrative services.
(2) NYLIM has voluntarily agreed to waive fees and/or reimburse the Portfolio for certain expenses so that Total Portfolio Operating Expenses do not exceed 0.98% of average daily net assets for Initial Class Shares and 1.23% of average daily net assets for Service Class Shares. For the fiscal period ended December 31, 2004, the Management Fee paid by the Portfolio was 0.79% and Total Portfolio Operating Expenses for the Portfolio were 0.98% for Initial Class Shares and 1.23% for Service Class Shares. This agreement may be terminated by NYLIM at any time.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $106       $331        $574        $1,271

This Example does not reflect expense reimbursements or waivers.

                     MAINSTAY VP SMALL CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE -- The Small Cap Growth Portfolio's investment objective is to seek long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in companies with market capitalizations that, at the time of investment, are comparable to companies in the Russell 2000(R) Index, a widely used benchmark for small cap stock performance, and invests primarily in common stocks, preferred stocks, warrants and other equity securities. The market capitalizations of companies in this Index fluctuate; as of the date of this prospectus, they range from $42 million to $6.2 billion. MacKay Shields LLC, the Portfolio's Subadvisor, selects investments according to the economic environment and the attractiveness of particular markets and the financial condition and competitiveness of individual companies.

The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index.

INVESTMENT PROCESS -- The Subadvisor looks for securities of companies with the following characteristics: above-average revenue and earnings per share growth, participation in growing markets, potential for positive earnings surprises and strong management ideally with high insider ownership.

The Portfolio also invests in the securities of companies that are deemed by the Subadvisor to be attractive due to special factors, such as new management, new products, changes in consumer demand and changes in the economy.

The Subadvisor may sell a stock if the stock's earnings growth rate decelerates, if its valuation is deemed too high in relation to its growth rate or its peer group or if, in general, the Subadvisor does not believe that the security will help the Portfolio meet its investment objective.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

In comparison to stocks of companies with larger capitalizations, stocks of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes and cyclical, static or moderate growth prospects.

Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Portfolio) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year and the life of the Portfolio compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


SMALL CAP GROWTH PORTFOLIO -- INITIAL   QUARTER/YEAR   RETURN
 CLASS
Highest Return/Best Quarter                 2/03       21.26%
Lowest Return/Worst Quarter                 3/02      -19.57%

         AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                                      SINCE
                                                    INCEPTION
                                           1 YEAR    7/2/01
Small Cap Growth Portfolio --
  Initial Class                             9.40%       2.47%
Russell 2000(R) Index(1)                   18.33%       8.46%
Russell 2000(R) Growth Index(2)            14.31%       2.07%

(1) The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.
(2) The Russell 2000(R) Growth Index measures the performance of those companies in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth values. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[Small Cap Growth Portfolio Bar Chart]

02                                                                              -26.41
03                                                                               41.69
04                                                                                9.40


                 Annual Total Returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Management Fee(1)                                0.90%
    Distribution and Service (12b-1) Fees            None
    Other Expenses                                   0.14%
    Total Portfolio Operating Expenses(2)            1.04%

(1) The Management Fee reflects an aggregate fee for advisory and administrative services. Effective January 1, 2005, the Portfolio's Management Fee was reduced from 1.00% to 0.90%.
(2) NYLIM has voluntarily agreed to waive fees and/or reimburse the Portfolio for certain expenses so that Total Portfolio Operating Expenses do not exceed 0.95% of average daily net assets for Initial Class Shares and 1.20% of average daily net assets for Service Class Shares. If NYLIM waivers and/or reimbursement had been in effect for the year ending December 31, 2004, the Management Fee paid by the Portfolio would have been 0.81% and Total Portfolio Operating Expenses for the Portfolio were 0.95% for Initial Class Shares and 1.20% for Service Class Shares. This agreement may be terminated by NYLIM at any time.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $106       $331        $574        $1,271

This Example does not reflect expense reimbursements or waivers.

                     MAINSTAY VP INCOME & GROWTH PORTFOLIO*

INVESTMENT OBJECTIVE -- The Income & Growth Portfolio's investment objective is to seek dividend growth, current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests in equity securities of the 1,500 largest companies traded in the United States (ranked by market capitalization).

INVESTMENT PROCESS -- American Century Investment Management, Inc., the Portfolio's Subadvisor, uses quantitative management strategies in pursuit of the Portfolio's investment objective.

Quantitative management combines two investment approaches. The first is to rank stocks based on their relative attractiveness. The attractiveness of a stock is determined analytically by using a computer model to combine measures of a stock's value and measures of its growth potential. Examples of valuation measures include stock price to book value and stock price to cash flow ratios while examples of growth measures include the rate of growth of a company's earnings and changes in analysts' earnings estimates.

The second step is to use a technique referred to as portfolio optimization. Using a computer, the Subadvisor constructs a portfolio (i.e., company names and shares held in each) which seeks the optimal tradeoff between the risk of the portfolio relative to a benchmark (i.e., the S&P 500(R) Index) and the expected return of the portfolio as measured by the stock ranking model. With respect to the Portfolio, the portfolio optimization includes targeting a dividend yield that exceeds that of the S&P 500(R) Index.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings. Although current income is an objective for the Portfolio, if the stocks that make up the S&P 500(R) Index do not have a high dividend yield, then the Portfolio's dividend yield will not be high.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

---------------
* Formerly MainStay VP American Century Income & Growth Portfolio.

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

---------------------------------------------------------------------------
    INCOME & GROWTH PORTFOLIO -- INITIAL CLASS      QUARTER/YEAR   RETURN
---------------------------------------------------------------------------
Highest Return/Best Quarter                            2/03         15.97%
---------------------------------------------------------------------------
Lowest Return/Worst Quarter                            3/02        -17.06%
---------------------------------------------------------------------------

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

-------------------------------------------------------------------------------------------
                                                                                    SINCE
                                                                                  INCEPTION
                                                              1 YEAR    5 YEARS    5/1/98
-------------------------------------------------------------------------------------------
Income & Growth Portfolio --
  Initial Class                                                12.65%   -0.96%      3.13%
-------------------------------------------------------------------------------------------
S&P 500(R) Index(1)                                            10.88%   -2.30%      2.82%
-------------------------------------------------------------------------------------------

(1) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.

[INCOME & GROWTH PORTFOLIO BAR CHART]

99                                                                               17.49
00                                                                              -10.73
01                                                                               -8.50
02                                                                              -19.52
03                                                                               28.69
04                                                                               12.65

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee(1)                                  0.50%
    Distribution and Service (12b-1) Fees            None
    Other Expenses
    (includes Administration Fee of 0.20%)           0.40%
    Total Portfolio Operating Expenses               0.90%

(1) The Advisory Fee for the Portfolio is an annual percentage of the Fund's average daily net assets as follows: 0.50% up to $100 million, 0.45% from $100 million to $200 million and 0.40% in excess of $200 million.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $ 92       $287        $498        $1,108

                      MAINSTAY VP MID CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE -- The Mid Cap Value Portfolio's investment objective is to realize maximum long-term total return from a combination of capital appreciation and income.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in common and preferred stock of companies with market capitalizations that, at the time of investment, are similar to the companies in the Russell Midcap(R) Value Index. The market capitalizations of companies in this Index fluctuate; as of the date of this prospectus, they range from $615 million to $35.7 billion. The Portfolio normally invests at least 80% of its assets in equity securities that MacKay Shields LLC, the Portfolio's Subadvisor, believes are undervalued when purchased, pay cash dividends and are listed on a national securities exchange or traded in the over-the-counter market.

INVESTMENT PROCESS -- The Subadvisor seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Subadvisor will seek to invest in equities that are deemed to be undervalued based on a number of factors, including relative valuation, prospects for future earnings growth, ability to grow dividends and corporate management.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, meaningful changes in the issuer's financial condition or corporate management.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. Mid-cap stocks are generally less established and may be more volatile and less liquid than stocks of larger companies. Some of the securities in the Fund may carry above-average risk compared to common stocks that comprise indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.

The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions. Therefore, the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Portfolio) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year and the life of the Portfolio compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

MID CAP VALUE PORTFOLIO -- INITIAL CLASS  QUARTER/YEAR   RETURN
Highest Return/Best Quarter                   2/03       13.86%
Lowest Return/Worst Quarter                   3/02      -17.82%

         AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                                     SINCE
                                                    INCEPTION
                                           1 YEAR    7/2/01
Mid Cap Value Portfolio --
  Initial Class                            17.54%      7.33%
Russell 1000(R) Value Index(1)             16.49%      5.93%
Russell Midcap(R) Value Index(2)           23.71%     12.90%

(1) The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth rates. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.


(MID CAP VALUE PORTFOLIO BAR CHART)

02                                                                              -14.57
03                                                                               28.97
04                                                                               17.54

                 Annual total returns (12/31) -- Initial Class

(2) The Russell Midcap(R) Value Index measures the performance of those companies in the Russell Midcap(R) Index with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index. The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, and represents approximately 25% of the total market capitalization of the Russell 1000(R) Index. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Management Fee(1)                                0.70%
    Distribution and Service (12b-1) Fees            None
    Other Expenses                                   0.11%
    Total Portfolio Operating Expenses(2)            0.81%

(1) The Management Fee reflects an aggregate fee for advisory and administrative services.
(2) NYLIM has voluntarily agreed to waive fees and/or reimburse the Portfolio for certain expenses so that Total Portfolio Operating Expenses do not exceed 0.89% of average daily net assets for Initial Class Shares and 1.14% of average daily net assets for Service Class Shares. This agreement may be terminated by NYLIM at any time.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $ 83       $259        $450        $1,002

This Example does not reflect expense reimbursements or waivers.

                           MAINSTAY VP BOND PORTFOLIO

INVESTMENT OBJECTIVE -- The Bond Portfolio's investment objective is to seek the highest income over the long term consistent with preservation of principal.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in bonds, which include all types of debt securities such as:

- debt or debt-related securities issued or guaranteed by the U.S. or foreign governments, their agencies or instrumentalities;

- obligations of international or supranational entities;

- debt securities issued by U.S. or foreign corporate entities;

- zero coupon bonds;

- mortgage-related and other asset-backed securities; and

- loan participation agreements.

The effective maturity of this portion of the Portfolio's holdings will usually be in the intermediate range (three to ten years), although it may vary depending on market conditions as determined by NYLIM, the Portfolio's Manager.

At least 65% of the Portfolio's total assets will be invested in debt securities rated Baa or better by Moody's or BBB or better by S&P when purchased, or if unrated, determined by the Manager to be of comparable quality.

As part of the Portfolio's principal investment strategies, the Manager may use investment practices such as mortgage dollar rolls and portfolio securities lending.

INVESTMENT PROCESS -- In pursuing the Portfolio's investment strategy, the Portfolio's Manager conducts a continuing review of yields and other information derived from a data base which it maintains in managing fixed-income portfolios.

Fundamental economic cycle analysis, credit quality and interest rate trends are the principal factors considered by the Manager in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within the Portfolio's investment portfolio. Maturity shifts are based on a set of investment decisions that take into account a broad range of fundamental and technical indicators.

Consistent with its principal investment strategy, the Portfolio may purchase debt securities of U.S. issuers, including derivatives such as mortgage-related and asset-backed securities. Commercial paper must be, when purchased, rated Prime-1 by Moody's or A-1 by S&P, or if unrated, determined by the Manager to be of comparable quality. The Portfolio's principal investments may have fixed or floating rates of interest.

The Manager may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Manager may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

PRINCIPAL RISKS -- The value of debt securities fluctuate depending upon various factors, including interest rates, issuer creditworthiness, prepayment, market conditions and maturities. Investments in the Portfolio are not guaranteed even though some of the Portfolio's investments are guaranteed by the U.S. government or its agencies or instrumentalities.

Investments in loan participation interests are subject to the risk that there may not be a readily available market which in some cases could result in the Portfolio disposing of such security at a substantial discount from face value or holding such security until maturity. In addition, the credit risk associated with investments in loan participation interests may include the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Portfolio purchased such loan participation interests.

Since the Portfolio can invest in foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. based companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, changes in U.S. or foreign tax or currency laws, and changes in monetary policy.

The Portfolio's investments include derivatives such as floaters and mortgage-related and asset-backed securities. The Portfolio may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Portfolio may lose money using derivatives. The derivatives may increase the volatility of the Portfolio's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.

The Portfolio's use of investment practices such as mortgage dollar rolls and securities lending also presents certain risks. The principal risk of mortgage dollar roll transactions is that the security the Portfolio receives at the end of the transaction is worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction. The principal risk of securities lending is that the financial institution that borrows securities from the Portfolio could go bankrupt and the Portfolio might not be able to recover the securities or their value.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


BOND PORTFOLIO -- INITIAL CLASS          QUARTER/YEAR  RETURN
Highest Return/Best Quarter                  2/95       6.37%
Lowest Return/Worst Quarter                  1/96      -2.56%

        AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                  1 YEAR  5 YEARS  10 YEARS
Bond Portfolio --
  Initial Class                    4.09%   7.41%    7.35%
Merrill Lynch Corporate and
  Government Master Index(1)       4.15%   7.95%    7.78%
Lehman Brothers(R) Aggregate
  Bond Index(2)                    4.34%   7.71%    7.72%

(1) The Merrill Lynch Corporate and Government Master Index is an unmanaged index consisting of issues of the U.S. government and its agencies as well as investment-grade corporate securities. Results assume the reinvestment of all income and capital gains distributions. You cannot invest directly in an index.
(2) The Lehman Brothers(R) Aggregate Bond Index (the "Aggregate Index") includes the following other Lehman Brothers(R) indexes: the Government/Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Aggregate Index, securities must be investment grade quality or higher, have at least one year to maturity, and have an outstanding par value of at least $100 million. You cannot invest directly in an index.

[BOND PORTFOLIO BAR CHART]

95                                                                               18.31
96                                                                                2.05
97                                                                                9.65
98                                                                                9.12
99                                                                               -1.53
00                                                                                9.82
01                                                                                9.27
02                                                                                9.48
03                                                                                4.52
04                                                                                4.09

                 Annual Total Returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee                                     0.25%
    Distribution and Service (12b-1) Fees            None
    Other Expenses
    (includes Administration Fee of 0.20%)           0.29%
    Total Portfolio Operating Expenses               0.54%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, and that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $55        $173        $302         $677

                MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO

INVESTMENT OBJECTIVES -- The High Yield Corporate Bond Portfolio's investment objective is to maximize current income through investment in a diversified portfolio of high yield, high risk debt securities which are ordinarily in the lower rating categories of recognized rating agencies (that is, rated Baa to B by Moody's or BBB to B by S&P). Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES -- Under normal circumstances, the Portfolio invests at least 80% of its assets in high yield corporate debt securities, including all types of high yield domestic and foreign corporate debt securities that are rated below investment grade by Moody's or S&P or that are unrated but that are considered by MacKay Shields LLC, the Portfolio's Subadvisor, to be of comparable quality.

INVESTMENT PROCESS -- In pursuing the Portfolio's investment strategy, the Subadvisor seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Portfolio's principal investments include domestic corporate debt securities, Yankee (dollar-denominated) debt securities, zero coupon bonds and U.S. government securities. The Fund's high-yield investments may also include convertible corporate bonds and loan participation interests (eg., bank debt). Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest. They are issued at a significant discount to face value and tend to be more volatile than conventional debt securities. The Portfolio may invest up to 20% of its net assets in equity securities and may invest up to 20% of its net assets in securities rated lower than B by Moody's and S&P.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, meaningful changes in the issuer's financial condition and competitiveness.

PRINCIPAL RISKS -- The value of debt securities fluctuates depending upon various factors, including interest rates, issuer creditworthiness, market conditions and maturities. Investment in common stocks and other equity securities is particularly subject to risks of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

The Portfolio principally invests in high yield debt securities ("junk bonds") which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can be also subject to greater price volatility.

Since the Portfolio invests in foreign securities, it can be subject to various risks of loss that are different from the risks of investing in securities of U.S. companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax or currency laws, and changes in monetary policy. These risks are likely to be greater in emerging market countries than in developed market countries.

Investments in loan participation interests are subject to the risk that there may not be a readily available market which in some cases could result in the Portfolio disposing of such security at a substantial discount from face value or holding such security until maturity. In addition, the credit risk associated with investments in loan participation interests may include the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Portfolio purchased such loan participation interests.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Portfolio) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


HIGH YIELD CORPORATE BOND
PORTFOLIO --
 INITIAL CLASS                          QUARTER/YEAR  RETURN
Highest Return/Best Quarter                 2/03      12.05%
Lowest Return/Worst Quarter                 4/00      -7.85%

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

------------------------------------------------------------------------------------------
                                                                                   SINCE
                                                                                 INCEPTION
                                                              1 YEAR   5 YEARS    5/1/95
------------------------------------------------------------------------------------------
High Yield Corporate Bond Portfolio -- Initial Class          12.72%    9.15%       10.44%
Credit Suisse First Boston(TM) High Yield Index(1)            11.95%    8.17%        8.17%

(1) The Credit Suisse First Boston(TM) High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by S&P and Baa by Moody's. Total returns assume reinvestment of all income and capital gains. You cannot invest directly in an index.

[HIGH YIELD CORPORATE BOND PORTFOLIO BAR CHART]

96                                                                               17.16
97                                                                               13.03
98                                                                                2.66
99                                                                               12.84
00                                                                               -5.87
01                                                                                4.91
02                                                                                2.05
03                                                                               36.37
04                                                                               12.72

                 Annual Total Returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee                                     0.30%
    Distribution and Service (12b-1) Fees            None
    Other Expenses
    (includes Administration Fee of 0.20%)           0.29%
    Total Portfolio Operating Expenses               0.59%

EXAMPLE
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $60        $189        $329        $  738

                     MAINSTAY VP CASH MANAGEMENT PORTFOLIO

INVESTMENT OBJECTIVE -- The Cash Management Portfolio's investment objective is to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES -- MacKay Shields LLC is the Portfolio's Subadvisor. The Portfolio invests in short-term dollar-denominated securities, maturing in 397 days (13 months) or less. The weighted average portfolio maturity will not exceed 90 days. These securities may include U.S. government securities; bank and bank holding company obligations, such as CDs and bankers' acceptances; commercial paper, which is short-term, unsecured loans to corporations; other corporate loans of one year or less; and dollar-denominated loans to U.S. and foreign issuers and securities of foreign branches of U.S. banks and foreign banks, such as negotiable CDs, also known as Eurodollars. These securities may be variable rate notes, floating rate notes and mortgage-related and asset-backed securities. Mortgage-related securities (including mortgage-backed securities) are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers. The values of asset-backed securities are based on underlying pools of other receivables. Variable rate notes are debt securities that provide for periodic adjustments in their interest rate. Floaters are debt securities with a floating rate of interest that is tied to another interest rate such as a money market index or Treasury bill rate. All securities purchased by the Portfolio must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940 which are designed to mitigate the risk of loss. There must be a reasonable expectation that at any time until the final maturity of a floating or variable rate instrument or the period remaining until the principal amount can be recovered through demand, the market value of the floating or variable rate instrument will approximate its amortized cost.

PRINCIPAL RISKS -- An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. This could occur because of highly unusual market conditions or a sudden collapse in the creditworthiness of a company once believed to be an issuer of high-quality, short-term securities.


Since the Portfolio invests in dollar-denominated foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. based issuers. These include political and economic instability, less publicly available issuer information and changes in U.S. or foreign tax or currency laws.


The Portfolio's principal investments include derivatives such as variable rate instruments, floaters and mortgage-related and asset-backed securities. If the Subadvisor is wrong about its creditworthiness assessments, expectations of changes in interest rates or market conditions, as a result of an investment or its use of derivatives the Portfolio could suffer a loss.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


CASH MANAGEMENT PORTFOLIO -- INITIAL     QUARTER/YEAR  RETURN
CLASS
Highest Return/Best Quarter                  3/00       1.56%
Lowest Return/Worst Quarter                  1/04       0.14%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                     1 YEAR   5 YEARS   10 YEARS
Cash Management Portfolio --
  Initial Class                      0.85%     2.53%       3.84%
Lipper Money Market Funds Index(1)   0.78%     2.47%       3.78%

(1) The Lipper Money Market Funds Index is an equally weighted performance index adjusted for capital gains distributions and income dividends of the largest qualifying funds in the investment objective. The funds invest in high-quality financial instruments rated in the top two grades with a dollar-weighted average maturity of less than 90 days.

[CASH MANAGEMENT PORTFOLIO BAR CHART]

95                                                                               5.59
96                                                                               4.95
97                                                                               5.25
98                                                                               5.18
99                                                                               4.84
00                                                                               6.06
01                                                                               3.84
02                                                                               1.36
03                                                                               0.67
04                                                                               0.85

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                      INITIAL
                                       CLASS
                                      -------
Advisory Fee(1)                          0.25%
Distribution and Service (12b-1)
  Fees                                   None
Other Expenses
(includes Administration Fee of
0.20%)                                   0.30%
Total Portfolio Operating Expenses       0.55%

(1) The advisory fee for the Portfolio is an annual percentage of the Fund's average daily net assets as follows: 0.25% up to $500 million and 0.20% in excess of $500 million.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $56        $176        $307         $689

                              INVESTMENT POLICIES

--------------------------------------------------------------------------------

The discussion of Principal Investment Strategies for some of the Portfolios states that the relevant Portfolio invests, under normal circumstances, at least 80% of its assets in a particular type of investment. For these purposes, "assets" means the Portfolio's net assets plus any borrowings for investment purposes. The 80% requirement must be complied with at the time the Portfolio invests its assets. Accordingly, where a Portfolio no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings but would have to make any new investments in such as way as to bring the portfolio into compliance with the 80% requirement. Contract holders will receive at least 60 days prior notice of any change in the policy of a Portfolio to invest at least 80% of its assets in the manner described above.

When the discussion states that the Portfolio invests "primarily" in a certain type or style of investments, this normally means that the Portfolio will invest, under normal circumstances, at least 65% of its assets (as defined above) in that type or style of investments.

                   MORE ABOUT INVESTMENT STRATEGIES AND RISKS

--------------------------------------------------------------------------------

Information about each Portfolio's principal investments, investment practices and principal risks appears at the beginning of the Prospectus. The information below further describes the investment practices and risks pertinent to one or more of the Portfolios. Additional information about the investment practices of the Portfolios and risks pertinent to these practices is included in the Statement of Additional Information (SAI) (see the back cover of this Prospectus).

DERIVATIVE SECURITIES

The value of derivatives is based on certain underlying equity or fixed-income securities, interest rates, currencies or indices. They may be hard to sell and are very sensitive to changes in the underlying security, interest rate, currency or index, and as a result can be highly volatile. If the Manager or Subadvisor is wrong about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss.

In addition, the leverage associated with inverse floaters, a type of derivative, may result in greater volatility in their market value than other income-producing securities. With respect to mortgage-backed and asset-backed securities, if interest rates fall, the underlying mortgages and debt may be paid off, reducing the value of a Portfolio's investments.

FOREIGN SECURITIES

Foreign securities are issued by companies organized outside the U.S. and are traded in markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing. For example, foreign investments could be more difficult to sell than U.S. investments. They also may subject a Portfolio to risks different from investing in domestic securities. Investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investment in emerging market countries presents risks in greater degree than those presented by investment in foreign issuers in countries with developed securities markets and more advanced regulatory systems.

Some foreign securities may be issued by companies organized outside the U.S. and are traded only or primarily in trading markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing. Some foreign securities may be issued by companies organized outside the U.S. but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, American Depositary Receipts and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are not subject to all the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities traded in U.S. securities markets.

Many of the foreign securities in which the Portfolios invest will be denominated in foreign currencies. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Portfolios' assets. However, a Portfolio may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques."

LENDING OF PORTFOLIO SECURITIES

Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board of Directors. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, a Manager or Subadvisor will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

LOAN PARTICIPATION INTERESTS

Loan participation interests, also referred to as "Participations," are fractional interests in an underlying corporate loan and may be purchased from an agent bank, co-lenders, or other holders of Participations. There are three types of Participations which a Portfolio may purchase. A Participation in a novation of a corporate loan involves a Portfolio assuming all the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. Second, a Portfolio may purchase a Participation in an assignment of all or a portion of a lender's interest in a corporate loan, in which case a Portfolio may be required generally to rely on the assigning lender to demand payment and to enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the underlying corporate loan. Third, a Portfolio may also purchase a Participation in a portion of the rights of a lender in a corporate loan, in which case, a Portfolio will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights against the agent bank or borrower. The Portfolio must rely on the lending institution for that purpose.

The principal credit risk associated with acquiring Participations from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. A Portfolio may incur additional credit risk, however, when it is in the position of participant rather than co-lender because the Portfolio must then assume the risk of insolvency of the co-lender from which the Participation was purchased and that of any person interposed between the Portfolio and the co-lender.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

Mortgage-backed and asset-backed securities are derivative securities whose value is based on underlying pools of loans that may include interests in pools of lower-rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The Manager's or the Subadvisor's ability to correctly forecast interest rates and other economic factors will impact the success of investments in mortgage-backed and asset-backed securities. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and, if the security has been purchased at a premium, the amount of some or all of the premium may be lost in the event of prepayment.

RISK MANAGEMENT TECHNIQUES

Various techniques can be used to increase or decrease a Portfolio's exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

These practices can be used in an attempt to adjust the risk and return characteristics of their portfolios of investments. When a Portfolio uses such techniques in an attempt to reduce risk it is known as "hedging." If a Portfolio's Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

SWAP AGREEMENTS

Certain of the Portfolios may enter into interest rate, index and currency exchange rate swap agreements to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding that desired return.

Whether a Portfolio's use of swap agreements will be successful will depend on whether the Manager or the Subadvisor correctly predicts movements in interest rates, indices and currency exchange rates. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, with swap agreements the other party could go bankrupt and a Portfolio could lose the value of the security it should have received in the swap.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

Debt securities are often issued on a when-issued basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. During the period between purchase and settlement, no payment is made by the Portfolio and no interest accrues to the Portfolio. The market value of the when-issued securities on the settlement date may be more or less than the purchase price payable at settlement date. Similarly, a Portfolio may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedures and risks exist for forward commitments as for when-issued securities.

RISKS OF INVESTING IN HIGH YIELD DEBT
("JUNK BONDS")

High yield debt securities rated lower than Baa by Moody's or BBB by S&P or, if not rated, determined to be of equivalent quality by the Manager or Subadvisor are sometimes referred to as junk bonds and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

TEMPORARY DEFENSIVE INVESTMENTS


In times of unusual or adverse conditions, for temporary defensive purposes, or for liquidity purposes, each Portfolio may invest outside the scope of its principal investment focus. During such times, a Portfolio may not invest in accordance with its investment objective or investment strategies and, as a result, there is no assurance that the Portfolio will achieve its investment objective. Under such conditions, each Portfolio may invest without limit in money market and other investments. In addition, under such conditions, the International Equity Portfolio may invest without limit in equity securities of U.S. issuers and bonds and the High Yield Corporate Bond Portfolio may invest without limit in securities rated A or higher by Moody's or S&P and in U.S. government securities.

PORTFOLIO TURNOVER

Portfolio turnover measures the amount of trading a Portfolio does during the year. Due to their trading strategies, some of the Portfolios may experience a portfolio turnover rate of over 100%. Portfolio turnover information for each Portfolio is found in the Financial Highlights section. The use of certain investment strategies may generate increased portfolio turnover. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Portfolio).

                          THE FUND AND ITS MANAGEMENT

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                                                                               -

The Fund's Directors oversee the actions of the Manager and Subadvisors and decide on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business of the Fund.

     THE MANAGER

New York Life Investment Management LLC ("NYLIM" or the "Manager"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054, is the Manager to each Portfolio. NYLIM was formed as an independently managed indirect wholly-owned subsidiary of New York Life Insurance Company in April 2000. As of December 31, 2004, NYLIM and its affiliates managed approximately $189 billion in assets.

In conformity with the stated policies of the Portfolios, NYLIM administers each Portfolio's business affairs and manages the investment operations of each Portfolio and the composition of the portfolio of each Portfolio, subject to the supervision of the Board of Directors. These advisory services are provided pursuant to Management Agreements with regard to the Mid Cap Core, Mid Cap Value and Small Cap Growth Portfolios and Investment Advisory Agreements with regard to the remaining Portfolios. NYLIM, with the approval of the Board of Directors, may select and employ Subadvisors and, if it does so, NYLIM monitors the Subadvisors' investment programs and results, and coordinates the investment activities of the Subadvisors to help ensure compliance with regulatory restrictions. The Subadvisors, subject to the supervision of NYLIM, are responsible for deciding which portfolio securities to purchase and sell for their respective Portfolios and for placing those Portfolios' portfolio transactions. NYLIM pays the fees of each Portfolio's Subadvisor. The Subadvisory Agreements can be terminated by NYLIM or by the Board of Directors, in which case the Subadvisors would no longer manage the Portfolio. NYLIM manages directly two Portfolios and retains Subadvisors for the remaining Portfolios as described below.

NYLIM also provides administrative services to each of the Portfolios. NYLIM provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolios excluding those maintained by the Portfolios' Custodian, except those as to which NYLIM has supervisory functions, and other than those being maintained by NYLIM or the Subadvisors. NYLIM pays the salaries and expenses of all personnel affiliated with the Portfolios, and all the operational expenses that are not the responsibility of the Portfolios, including the fees paid to the Subadvisor. These administrative services are provided to the Mid Cap Core, Mid Cap Value and Small Cap Growth Portfolios pursuant to the Management Agreements referenced above. These services are provided to the other Portfolios pursuant to separate Administration Agreements.

For the fiscal year ended December 31, 2004, the Fund, on behalf of the Mid Cap Core, Mid Cap Value and Small Cap Growth Portfolios, paid NYLIM an aggregate fee for investment advisory and administrative services performed at an annual percentage of the average daily net assets of that Portfolio as follows:

                                              ANNUAL RATE
                                              -----------
Mid Cap Core Portfolio......................     0.79%
Mid Cap Value Portfolio.....................     0.70%
Small Cap Growth Portfolio..................     0.71%

The 5 remaining Portfolios pay separate fees for advisory and administrative services. For the fiscal year ended December 31, 2004, the Fund, on behalf of these Portfolios, paid NYLIM an aggregate fee for investment advisory services performed at an annual percentage of the average daily net assets of that Portfolio as set forth below. In addition, each of the 5 Portfolios also pays NYLIM a monthly fee for administrative services performed and the facilities furnished by NYLIM at an annual rate of 0.20% of the average daily net assets of each Portfolio.

                                              ANNUAL RATE
                                              -----------
Bond Portfolio..............................     0.25%
Cash Management Portfolio...................     0.25%
High Yield Corporate Bond Portfolio.........     0.30%
International Equity Portfolio..............     0.60%
Income & Growth Portfolio...................     0.50%

NYLIM makes payments from its own resources to NYLIAC for providing a variety of recordkeeping, administrative, marketing, shareholder support and other services. These arrangements vary among the Portfolios and may amount to payments from NYLIM's own resources which are not expected to exceed .25% (exclusive of 12b-1 Fees) of the value of Portfolio assets. Payments from NYLIM's own resources do not change the purchase price of shares, the amount of shares that your investment purchases, the value of your shares, or the proceeds of any redemption.

Representatives of NYLIFE Securities, who solicit sales of the variable annuity products that invest in the Portfolios, may receive sales support from consultants employed by NYLIAC, who are also registered representatives of NYLIFE Securities/NYLIFE Distributors. These consultants may be eligible for additional compensation (by NYLIM, not the Fund) based on the proportion of initial premiums paid for the variable annuity product that are allocated to the Portfolios of the Fund.

Where NYLIM has retained a Subadvisor, the Subadvisor, under the supervision of NYLIM, is responsible for making the specific decisions about buying, selling and holding securities; selecting brokers and brokerage firms to trade for it; maintaining accurate records; and, if possible, negotiating favorable commissions and fees with the brokers and brokerage firms. For these services, the Subadvisor is paid a monthly fee by NYLIM, not the Portfolios. (See the SAI for the breakdown of fees.)

SUBADVISORS. Each Subadvisor is employed by NYLIM, subject to approval by the Board of Directors, and, where required, the shareholders of the applicable Portfolio. NYLIM recommends Subadvisors to the Fund's Board of Directors based upon its continuing quantitative and qualitative evaluation of the Subadvisor's skill in managing assets using specific investment styles and strategies.

Each Subadvisor has discretion to purchase and sell securities for the assets of its respective Portfolio in accordance with that Portfolio's investment objectives, policies and restrictions. Although the Subadvisors are subject to general supervision by the Fund's Board of Directors and NYLIM, these parties do not evaluate the investment merits of specific securities transactions.

MacKay Shields LLC, 9 West 57th Street, New York, New York 10019, is the Subadvisor to the, Cash Management, High Yield Corporate Bond, International Equity, Mid Cap Value and Small Cap Growth Portfolios. The firm was incorporated in 1969 as an independent advisory firm and was privately held until 1984 when it became a wholly-owned but autonomously managed subsidiary of New York Life Insurance Company ("New York Life"). MacKay Shields became a Delaware limited liability company in 1999. As of December 31, 2004, MacKay Shields managed approximately $39,208 million in assets.

American Century Investment Management, Inc., whose principal place of business is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111, serves as Subadvisor to the Income & Growth Portfolio. As of December 31, 2004, American Century managed over $98 billion in assets.

     PORTFOLIO MANAGERS

NYLIM and each Sub-Advisor uses a team of portfolio managers and analysts acting together to manage each Portfolio's investments. The senior members of each Portfolio's management team who are jointly and primarily responsible for the Portfolio's day-to-day management are set forth below:

BOND PORTFOLIO -- Donald F. Serek, Thomas Volpe, Jr. and Michael J. Pagano

CASH MANAGEMENT PORTFOLIO -- Claude Athaide and Christopher Harms

HIGH YIELD CORPORATE BOND PORTFOLIO -- Donald E. Morgan and J. Matthew Philo

INCOME & GROWTH PORTFOLIO -- Kurt Borgwardt, John Schniedwind and Zili Zhang

INTERNATIONAL EQUITY PORTFOLIO -- Rupal J. Bhansali

MID CAP CORE PORTFOLIO -- Harvey Fram

MID CAP VALUE PORTFOLIO -- Michael C. Sheridan and Richard A. Rosen

SMALL CAP GROWTH PORTFOLIO -- Rudolph C. Carryl and Edmund C. Spelman

     PORTFOLIO MANAGER BIOGRAPHIES

The following section provides biographical information about each of the Portfolio's portfolio managers and certain other investment personnel. Additional information regarding the portfolio manager's compensation, other accounts managed by these portfolio managers and their ownership of shares of the Portfolios each manages is available in the Statement of Additional Information.

CLAUDE ATHAIDE, PH.D., CFA -- Mr. Athaide has managed the Cash Management Portfolio since March 1998. Mr. Athaide joined MacKay Shields in 1996 and became an Associate Director in 2001. Prior to joining MacKay Shields, Mr. Athaide taught graduate and undergraduate level statistics and computer programming courses at George Washington University and The Wharton School of the University of Pennsylvania and was a Quantitative Analyst with the Republic National Bank from May 1995 to August 1995. Mr. Athaide has over five years of investment experience. Mr. Athaide earned the right to use the Chartered Financial Analyst designation in 2000.

RUPAL J. BHANSALI -- Ms. Bhansali has managed the International Equity Portfolio since April 2001. Ms. Bhansali joined MacKay Shields as Managing Director and Head of the International Equity Products in 2001. Ms. Bhansali was previously the co-head of the international equity division at Oppenheimer Capital, where she managed various institutional and retail international equity portfolios. Earlier in her career, Ms. Bhansali worked in various capacities doing investment research and advisory work at Soros Fund Management, Crosby Securities and ICICI Ltd. She has 13 years of experience in the industry. Ms. Bhansali received her MBA in finance from the University of Rochester and her undergraduate and masters degrees in accounting from the University of Bombay.

KURT BORGWARDT, CFA -- Mr. Borgwardt has managed the Income & Growth Portfolio since its inception. Mr. Borgwardt, Senior Vice President and Senior Portfolio Manager, joined American Century in August 1990. He has a bachelor of arts from Stanford University and an MBA with a specialization in finance from the University of Chicago. He is a CFA charterholder.

RUDOLPH C. CARRYL -- Mr. Carryl has managed the Capital Appreciation, Mid Cap Growth, Small Cap Growth and Total Return Portfolios since inception. Mr. Carryl is a Senior Managing Director of MacKay Shields. He joined MacKay Shields as a Director in 1992 and has 24 years of investment management and research experience. Mr. Carryl was Research Director and Senior Portfolio Manager at Value Line, Inc. from 1978 to 1992.

HARVEY FRAM, CFA -- Mr. Fram is the portfolio manager of the Common Stock and Mid Cap Core Portfolios. He joined NYLIM in March 2000. Mr. Fram was a Portfolio Manager and Research Strategist with Monitor Capital Advisors LLC from 1999 to 2001. Mr. Fram is responsible for the management of quantitative equity portfolios. Prior to joining Monitor, he was a quantitative equity research analyst at ITG, a technology based equity brokerage firm. Mr. Fram was awarded his Chartered Financial Analyst designation in 1999 and has an MBA from the Wharton School at the University of Pennsylvania.

CHRISTOPHER HARMS -- Mr. Harms has managed the Total Return Portfolio since July 2000, the Government Portfolio from April 1999 until July 2000 and the Cash Management Portfolio since 2004. Mr. Harms is a Managing Director of MacKay Shields. Mr. Harms joined MacKay Shields as a Director in 1991 with more than 10 years prior investment management and research experience. Prior to joining the firm, Mr. Harms was employed at Bear Stearns in the Asset Management Division as a fixed income portfolio manager.

DONALD E. MORGAN, CFA -- Mr. Morgan has managed the High Yield Corporate Bond Portfolio since 1999. Mr. Morgan is a Managing Director and Head of the High Yield Division at MacKay Shields. He joined MacKay Shields in 1997 as an Associate Director, and was promoted to Director in 1999 and to Managing Director in 2000. Prior to joining MacKay Shields, he was a High Yield Analyst with Fidelity Management & Research. Prior thereto, he was an Engineer at QuesTech Inc. Mr. Morgan earned the right to use the Chartered

Financial Analyst designation in 1998, and has 8 years experience in investment management and research.

MICHAEL J. PAGANO -- Mr. Pagano is a Director in New York Life Investment Management's Securities Investment Group. His primary focus is on the investment-grade corporate bond portfolios. Prior to joining The Company in June, 2003, Mr. Pagano was a Vice-President and fixed income portfolio manager at Fiduciary Asset Management where he managed fixed income portfolios benchmarked against the Lehman Aggregate Index. Earlier in his career, Mr. Pagano was an institutional mortgage-backed and structured products sales specialist at Merrill Lynch and Banc of America Securities, as well as Director of Marketing for Neuberger & Berman's Wrap Fee Management Group. Mr. Pagano holds a B.A. in Economics and Political Science from Amherst College and an M.B.A., with a concentration in finance, from the University of Chicago Graduate School of Business.

J. MATTHEW PHILO, CFA -- Mr. Philo has managed the High Yield Corporate Bond Portfolio since 2001. Mr. Philo joined MacKay Shields in 1996 from Thorsell, Parker Partners Inc. where he was an analyst and portfolio manager focusing on mid-cap companies. He was previously with Moran Asset Management as an equity portfolio manager and analyst. Mr. Philo has earned the right to use the Chartered Financial Analyst designation and has 19 years of investment management and research experience. He received a BA in Economics from the State University of New York at Albany and a MBA in Finance from New York University.

RICHARD A. ROSEN -- Mr. Rosen has managed the Mid Cap Value and the Value Portfolios since 1999 and the Total Return Portfolio since 2004. Mr. Rosen is a Senior Managing Director of MacKay Shields and specializes in equity securities. He joined MacKay Shields in January 1999 after working as a Managing Director and equity portfolio manager at Prudential Investments from August 1991 to January 1999.

JOHN SCHNIEDWIND, CFA -- Mr. Schniedwind has managed the Income & Growth Portfolio since its inception. Mr. Schniedwind, Chief Investment
Officer -- Quantitative Equity, joined American Century in 1982. He has degrees from Purdue University and an MBA in finance from the University of California-Berkeley. He is a CFA charterholder.

DONALD F. SEREK -- Mr. Serek has managed the Bond Portfolio since April 2000. He has been a Portfolio Manager with NYLIM since April 2000. He joined New York Life in 1997 as a corporate bond specialist. Prior thereto, he was a Senior Analyst at Citicorp Securities where he analyzed global power, sovereign, supranational, telecommunications and media issuers for five years. Earlier in his career he held positions in Citibank's Corporate Financial Analysis and International Banking and Finance Groups.

MICHAEL C. SHERIDAN -- Mr. Sheridan has managed the Mid Cap Value Portfolio since inception. Mr. Sheridan is a Director of MacKay Shields and specializes in equity securities. He joined MacKay Shields in 1996. Prior to joining MacKay Shields, he was with Arnhold & S. Bleichroeder Capital where he was responsible for value equity analysis. Mr. Sheridan has 16 years research and investment management experience.

EDMUND C. SPELMAN -- Mr. Spelman has managed the Convertible Portfolio since September 1999 and has managed the Capital Appreciation, Mid Cap Growth, Small Cap Growth and Total Return Portfolios since inception. Mr. Spelman is a Senior Managing Director of MacKay Shields and specializes in equity securities. He joined MacKay Shields in 1991 after working as a securities analyst at Oppenheimer & Co., Inc. from 1984 to 1991.

THOMAS VOLPE, JR. -- Mr. Volpe became a portfolio manager of the Bond Portfolio in April 2003. Mr. Volpe is a Second Vice President in NYLIM's Securities Investment Group. He joined the Public Fixed Income Group of NYLIM in May 2000. Prior to that, he was a Treasury Cash Manager for the Treasury Department of New York Life Insurance Company where he earned the credential of Certified Cash Manager. He has been employed by New York Life Insurance Company since 1989 and has held a number of positions in the Securities Operations and Treasury Cash Management areas. Mr. Volpe holds a BA in Economics from the State University of New York at Albany and a MBA in Finance from Adelphi University.

ZILI ZHANG -- Mr. Zhang, Vice President and Portfolio Manager/Director of Quantitative Research, joined American Century in January 1997 as a research analyst. He became a portfolio manager in 2002. He also manages the quantitative research team. He has a bachelor's degree in physics from the University of Science and Technology of China and a Ph.D in theoretical physics from the University of Texas at Austin.

                       PURCHASE AND REDEMPTION OF SHARES

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                                                                               -

FAIR VALUATION, MARKET TIMING, AND PORTFOLIO HOLDINGS DISCLOSURE

Determining the Portfolio's Share Prices (NAV) and the Valuation of Securities

Shares in each of the Portfolios are offered to and are redeemed by the Separate Accounts at a price equal to their respective net asset value, or NAV, per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolios' shares.

Each Portfolio of the Fund generally calculates the value of its investments (also known as its net asset value, or NAV) at the close of regular trading on the New York Stock Exchange (usually 4:00 pm eastern time) every day the Exchange is open. The NAV per share for a class of shares is determined by dividing the value of a Portfolio's net assets attributable to that class by the number of shares of that class outstanding on that day. The value of a Portfolio's investments is generally based on current market prices (amortized cost, in the case of the Cash Management Portfolio). If current market values are not available or, in the judgment of the Manager, do not accurately reflect the fair value of a security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of a Portfolio's securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless the Manager or Subadvisor, in consultation with the Subadvisor, deems a particular event would materially affect NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. A Portfolio may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares. The NAV of a Portfolio's shares may change on days when shareholders will not be able to purchase or redeem shares.

The Board has adopted valuation procedures for the Fund and has delegated day-to-day responsibility for fair value determinations to the Fund's Valuation Committee. Determinations of the Valuation Committee are subject to review and ratification by the Board at its next scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The Fund expects to use fair value pricing for securities actively traded on U.S. exchanges only under limited circumstances (e.g., for thinly-traded securities where the market quotation is deemed unreliable, in response to security trading halts, or when an exchange closes early or does not open.) Certain Portfolios of the Fund may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, the Fund's fair valuation procedures include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available.

Excessive Purchases and Redemptions or Exchanges

The interests of the Fund's shareholders and the Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a Portfolio's investment strategies or negatively impact Portfolio performance. For example, the Manager or a Portfolio's Subadvisor might have to maintain more of a Portfolio's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. Shareholders that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by long-term shareholders.

The Fund is not intended to be used as a vehicle for short-term trading, and the Fund's Board of Directors has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of each Portfolio's shares in order to protect long-term shareholders of the Fund. Each Portfolio of the Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase, exchange or transfer order for any reason.

Shares of the Portfolios are generally held through insurance company separate accounts. The ability of the Fund to monitor transfers made by the contract holders in separate accounts maintained by New York Life Insurance and Annuity Corporation ("NYLIAC") is limited by the omnibus nature of these accounts. The Fund does not maintain data regarding individual contract holder transactions. The Fund's policy is that the Portfolios must rely on NYLIAC to both monitor market timing within a Portfolio and attempt to prevent it through its own policies and procedures. In situations in which the Fund becomes aware of possible market timing activity, it will notify NYLIAC in order to help facilitate the enforcement of its market timing policies and procedures. The Fund reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from NYLIAC that the Fund determines not to be in the best interest of the Portfolios. Contract holders should refer to the product prospectus for a description of the methods that NYLIAC may utilize to monitor and detect excessive or frequent trading in Portfolio shares. NYLIAC or the Fund may modify their procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the prevention or detection of excessive or frequent trading or to address specific circumstances.

While NYLIAC and the Fund discourage excessive short-term trading, there is no assurance that they will be able to detect all market timing activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. Neither NYLIAC nor the Fund has any arrangements to permit or accommodate frequent or excessive short-term trading.

Portfolio Holdings Information

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities holdings is available in the Fund's Statement of Additional Information. The Fund publishes quarterly a list of each Portfolio's ten largest holdings and publishes monthly a complete schedule of each Portfolio's holdings on the internet at www.mainstayfunds.com. You may also obtain this information by calling toll-free 1-800-598-2019. The portfolio holdings are made available as of the last day of each calendar month, approximately 30 days after the end of that month. In addition, disclosure of each Portfolio's top ten holdings is made quarterly approximately 15 days after the end of each fiscal quarter. The quarterly top ten holdings information is also provided in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

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                                                                               -

     TAXES

Each Portfolio intends to elect and to qualify to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If each Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each Portfolio will be relieved of federal income tax on the amounts distributed.

In order for the Separate Accounts to comply with regulations under Section 817(h) of the Code, each Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of each Separate Account's proportionate share of the assets owned by each of the regulated investment companies in which it owns shares is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable.

Since the sole shareholders of the Fund will be Separate Accounts, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the Policies, see the attached prospectus for the Policy.

     DIVIDENDS AND DISTRIBUTIONS

The Cash Management Portfolio (which seeks to maintain a constant net asset value of $1.00 per share) will declare a dividend of its net investment income daily and distribute such dividend monthly; a shareholder of that Portfolio begins to earn dividends on the next business day following the receipt of the shareholder's investment by the Portfolio. Each Portfolio other than the Cash Management Portfolio declares and distributes a dividend of net investment income, if any, annually. Shareholders of each Portfolio, other than the Cash Management Portfolio, will begin to earn dividends on the first business day after the shareholder's purchase order has been received. Distributions reinvested in shares will be made after the first business day of each month following declaration of the dividend. Each Portfolio will distribute its net long-term capital gains, if any, after utilization of any capital loss carryforwards after the end of each fiscal year. The Portfolios may declare an additional distribution of investment income and capital gains in October, November or December (which would be paid before February 1 of the following year) to avoid the excise tax on income not distributed in accordance with the applicable timing requirements.

                              GENERAL INFORMATION

--------------------------------------------------------------------------------
                                                                               -

     CUSTODIAN

For the Bond and Common Stock Portfolios, JP Morgan Chase & Co., 3 Chase Metro Tech Center, Brooklyn, New York 11245 is the custodian of the Portfolios' assets. For the remaining Portfolios, The Bank of New York, 100 Church Street, New York, New York 10286 is the custodian of the Portfolios' assets.

                              FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the Portfolios' financial performance for the past five years or, if shorter, the period of a Portfolio's operations. Certain information reflects financial results for a single portfolio share outstanding throughout each of the periods presented. The total returns in the table represent the rate that an investor would have earned on an investment in that portfolio (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's Financial Statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                 MAINSTAY VP BOND PORTFOLIO
                                                              ----------------------------------------------------------------
                                                                                       INITIAL CLASS
                                                              ----------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                                2004          2003          2002          2001          2000
SELECT PER SHARE DATA AND RATIOS                              ----------------------------------------------------------------
Net asset value at beginning of period......................  $  13.41      $  13.73      $  13.11      $  12.59      $  12.24
                                                              --------      --------      --------      --------      --------
Net investment income.......................................      0.47          0.52(b)       0.60          0.65          0.85
Net realized and unrealized gain (loss) on investments......      0.08          0.10          0.64          0.52          0.35
                                                              --------      --------      --------      --------      --------
Total from investment operations............................      0.55          0.62          1.24          1.17          1.20
                                                              --------      --------      --------      --------      --------
Less dividends and distributions:
  From net investment income................................     (0.50)        (0.59)        (0.61)        (0.65)        (0.85)
  From net realized gain on investments.....................     (0.15)        (0.35)        (0.01)           --            --
                                                              --------      --------      --------      --------      --------
Total dividends and distributions...........................     (0.65)        (0.94)        (0.62)        (0.65)        (0.85)
                                                              --------      --------      --------      --------      --------
Net asset value at end of period............................  $  13.31      $  13.41      $  13.73      $  13.11      $  12.59
                                                              ========      ========      ========      ========      ========
Total investment return.....................................      4.09%         4.52%         9.48%         9.27%         9.82%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................      3.36%         3.75%         4.93%         5.66%         6.37%
  Expenses..................................................      0.54%         0.54%         0.52%         0.52%         0.51%
Portfolio turnover rate.....................................       335%          149%           76%           54%           58%
Net assets at end of period (in 000's)......................  $421,046      $485,033      $481,740      $372,983      $257,573

------------

(a)  Commencement of Operations.
(b)  Per Share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Total return is not annualized.
(e)  Less than one tenth of a percent.
(f)  Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                           MAINSTAY VP CASH MANAGEMENT PORTFOLIO
                                                              ----------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                                2004          2003          2002          2001          2000
SELECT PER SHARE DATA AND RATIOS                              ----------------------------------------------------------------
Net asset value at beginning of year........................  $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                              --------      --------      --------      --------      --------
Net investment income.......................................      0.01          0.01          0.01          0.04          0.06
Net realized and unrealized gain on investments.............      0.00(a)       0.00(a)       0.00(a)       0.00(a)         --
                                                              --------      --------      --------      --------      --------
Total from investment operations............................      0.01          0.01          0.01          0.04          0.06
                                                              --------      --------      --------      --------      --------
Less dividends and distributions:
  From net investment income................................     (0.01)        (0.01)        (0.01)        (0.04)        (0.06)
  From net realized gain on investments.....................     (0.00)(a)     (0.00)(a)     (0.00)(a)     (0.00)(a)        --
                                                              --------      --------      --------      --------      --------
Total dividends and distributions...........................     (0.01)        (0.01)        (0.01)        (0.04)        (0.06)
                                                              --------      --------      --------      --------      --------
Net asset value at end of year..............................  $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                              ========      ========      ========      ========      ========
Total investment return.....................................      0.85%         0.67%         1.36%         3.84%         6.06%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................      0.83%         0.67%         1.33%         3.57%         5.87%
  Expenses..................................................      0.55%         0.55%         0.55%         0.54%         0.52%
Net assets at end of year (in 000's)........................  $308,660      $359,974      $518,348      $481,171      $305,915

------------

(a)  Less than one cent per share.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                     MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO
                                                         ------------------------------------------------------------------------
                                                                                      INITIAL CLASS
                                                         ------------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                            2004            2003           2002          2001            2000
SELECT PER SHARE DATA AND RATIOS                         ------------------------------------------------------------------------
Net asset value at beginning of period.................  $     9.41      $     7.39      $   8.09      $   8.72        $  10.69
                                                         ----------      ----------      --------      --------        --------
Net investment income..................................        0.70            0.75(b)       0.85          1.05(c)         1.32
Net realized and unrealized gain (loss) on
  investments..........................................        0.47            1.93         (0.67)        (0.64)(c)       (1.96)
Net realized and unrealized gain (loss) on foreign
  currency.............................................        0.02            0.01         (0.02)         0.01            0.02
                                                         ----------      ----------      --------      --------        --------
Total from investment operations.......................        1.19            2.69          0.16          0.42           (0.62)
                                                         ----------      ----------      --------      --------        --------
Less dividends and distributions:
  From net investment income...........................       (0.70)          (0.67)        (0.86)        (1.05)          (1.35)
  From net realized gain on investments................          --              --            --            --           (0.00)(d)
                                                         ----------      ----------      --------      --------        --------
Total dividends and distributions......................       (0.70)          (0.67)        (0.86)        (1.05)          (1.35)
                                                         ----------      ----------      --------      --------        --------
Net asset value at end of period.......................  $     9.90      $     9.41      $   7.39      $   8.09        $   8.72
                                                         ==========      ==========      ========      ========        ========
Total investment return................................       12.72%          36.37%         2.05%         4.91%          (5.87%)
Ratios (to average net assets)/Supplemental Data:
  Net investment income................................        7.40%           8.51%        10.44%        11.61%(c)       12.10%
  Expenses.............................................        0.59%           0.60%         0.60%         0.58%           0.60%
Portfolio turnover rate................................          39%             43%           49%           56%             64%
Net assets at end of period (in 000's).................  $1,167,527      $1,114,766      $696,500      $684,738        $616,807

------------

(a)  Commencement of Operations.
(b) Per share data based on average shares outstanding during the period.
(c) As required, effective January 1, 2001 the Portfolio has adopted the provisions of the AICPA Audit and Accounting
     Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

          Decrease net investment income....................  $(0.00)(d)
          Increase net realized and unrealized gains and
           losses...........................................    0.00(d)
          Decrease ratio of net investment income...........   (0.03%)

(d)  Less than one cent per share.
(e)  Total return is not annualized.
(f)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                         MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO
                                                              ----------------------------------------------------------------
                                                                                       INITIAL CLASS
                                                              ----------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                                2004          2003          2002          2001          2000
SELECTED PER SHARE DATA AND RATIOS                            ----------------------------------------------------------------
Net asset value at beginning of period......................  $  12.13      $  9.48       $ 10.06       $ 11.90       $ 15.48
                                                              --------      -------       -------       -------       -------
Net investment income.......................................      0.19(b)      0.17(b)       0.11          0.11(b)       0.07(b)
Net realized and unrealized gain (loss) on investments......      1.84         2.61         (0.63)        (1.78)        (2.97)
Net realized and unrealized gain (loss) on foreign currency
  transactions..............................................      0.07         0.06          0.08         (0.00)(c)      0.12
                                                              --------      -------       -------       -------       -------
Total from investment operations............................      2.10         2.84         (0.44)        (1.67)        (2.78)
                                                              --------      -------       -------       -------       -------
Less dividends and distributions:
  From net investment income................................     (0.12)       (0.19)        (0.14)        (0.14)        (0.09)
  From net realized gain on investments.....................        --           --            --         (0.03)        (0.71)
                                                              --------      -------       -------       -------       -------
Total dividends and distributions...........................     (0.12)       (0.19)        (0.14)        (0.17)        (0.80)
                                                              --------      -------       -------       -------       -------
Net asset value at end of period............................  $  14.11      $ 12.13       $  9.48       $ 10.06       $ 11.90
                                                              ========      =======       =======       =======       =======
Total investment return.....................................     17.34%       30.00%        (4.41%)      (14.02%)      (18.06%)
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................      1.53%        1.67%         1.06%         1.04%         0.53%
  Expenses..................................................      0.99%        1.07%         1.11%         1.12%         1.01%
Portfolio turnover rate.....................................        49%         105%          102%          130%           28%
Net assets at end of period (in 000's)......................  $175,172      $95,754       $61,763       $55,515       $65,429

------------

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Total return is not annualized.
(e)  Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                        MAINSTAY VP MID CAP CORE PORTFOLIO
                                                              ------------------------------------------------------
                                                                                  INITIAL CLASS
                                                              ------------------------------------------------------
                                                                                                          JULY 2,
                                                                                                          2001(A)
                                                                                                          THROUGH
                                                                    YEAR ENDED DECEMBER 31,             DECEMBER 31,
                                                                2004          2003          2002            2001
SELECTED PER SHARE DATA AND RATIOS                            ------------------------------------------------------
Net asset value at beginning of period......................  $  11.01      $  8.16       $  9.40         $ 10.00
                                                              --------      -------       -------         -------
Net investment income.......................................      0.06         0.05(b)       0.02            0.02
Net realized and unrealized gain (loss) on investments......      2.39         2.84         (1.24)          (0.60)
                                                              --------      -------       -------         -------
Total from investment operations............................      2.45         2.89         (1.22)          (0.58)
                                                              --------      -------       -------         -------
Less dividends and distributions:
  From net investment income................................     (0.06)       (0.04)        (0.02)          (0.02)
  From net realized gain on investments.....................     (0.28)          --            --              --
                                                              --------      -------       -------         -------
Total dividends and distributions...........................     (0.34)       (0.04)        (0.02)          (0.02)
                                                              --------      -------       -------         -------
Net asset value at end of period............................  $  13.12      $ 11.01       $  8.16         $  9.40
                                                              ========      =======       =======         =======
Total investment return.....................................     22.27%       35.43%       (12.92%)         (5.86%)(c)
Ratios (to average net assets)/Supplement Data:
  Net investment income.....................................      0.70%        0.55%         0.39%           0.44%+
  Net expenses..............................................      0.98%        0.98%         0.98%           0.98%+
  Expenses (before reimbursement)...........................      1.04%        1.18%         1.34%           1.84%+
Portfolio turnover rate.....................................       185%         202%          217%             74%
Net assets at end of period (in 000's)......................  $128,178      $55,351       $27,936         $12,741

------------

(a)  Commencement of Operations.
(b)  Per Share data based on average shares outstanding during the period.
(c)  Total Return is not annualized.
(d)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                       MAINSTAY VP MID CAP VALUE PORTFOLIO
                                                              ------------------------------------------------------
                                                                                  INITIAL CLASS
                                                              ------------------------------------------------------
                                                                                                          JULY 2,
                                                                                                          2001(A)
                                                                                                          THROUGH
                                                                    YEAR ENDED DECEMBER 31,             DECEMBER 31,
                                                                2004          2003          2002            2001
SELECT PER SHARE DATA AND RATIOS                              ------------------------------------------------------
Net asset value at beginning of period......................  $  10.65      $   8.33      $  9.85         $ 10.00
                                                              --------      --------      -------         -------
Net investment income.......................................      0.10          0.11(b)      0.09            0.05
Net realized and unrealized gain (loss) on investments......      1.77          2.30        (1.52)          (0.15)
                                                              --------      --------      -------         -------
Total from investment operations............................      1.87          2.41        (1.43)          (0.10)
                                                              --------      --------      -------         -------
Less dividends and distributions:
  From net investment income................................     (0.10)        (0.09)       (0.09)          (0.05)
  From net realized gain on investments.....................     (0.11)           --           --              --
                                                              --------      --------      -------         -------
Total dividends and distributions...........................     (0.21)        (0.09)       (0.09)          (0.05)
                                                              --------      --------      -------         -------
Net asset value at end of period............................  $  12.31      $  10.65      $  8.33         $  9.85
                                                              ========      ========      =======         =======
Total investment return.....................................     17.54%        28.97%      (14.57%)         (1.03%)(c)
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................      1.08%         1.21%        1.39%           1.60%
  Net expenses..............................................      0.81%         0.84%        0.89%           0.89%
  Expenses (before reimbursement)...........................      0.81%         0.84%        0.92%           1.29%
Portfolio turnover rate.....................................        29%           34%          46%             21%
Net assets at end of period (in 000's)......................  $255,129      $141,877      $84,392         $29,821

------------

(a)  Commencement of Operations.
(b)  Per Share data based on average shares outstanding during the period.
(c)  Total Return is not annualized.
(d)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                      MAINSTAY VP SMALL CAP GROWTH PORTFOLIO
                                                              ------------------------------------------------------
                                                                                  INITIAL CLASS
                                                              ------------------------------------------------------
                                                                                                          JULY 2,
                                                                                                          2001(A)
                                                                                                          THROUGH
                                                                    YEAR ENDED DECEMBER 31,             DECEMBER 31,
                                                                2004          2003          2002            2001
SELECT PER SHARE DATA AND RATIOS                              ------------------------------------------------------
Net asset value at beginning of period......................  $   9.96      $  7.03       $  9.55         $ 10.00
                                                              --------      -------       -------         -------
Net investment loss (b).....................................     (0.06)       (0.06)        (0.05)          (0.02)
Net realized and unrealized gain (loss) on investments......      0.99         2.99         (2.47)          (0.43)
                                                              --------      -------       -------         -------
Total from investment operations............................      0.93         2.93         (2.52)          (0.45)
                                                              --------      -------       -------         -------
Net asset value at end of period............................  $  10.89      $  9.96       $  7.03         $  9.55
                                                              ========      =======       =======         =======
Total investment return.....................................      9.40%       41.69%       (26.41%)         (4.52%)(c)
Ratios (to average net assets)/Supplemental Data:
  Net investment income (loss)..............................     (0.61%)      (0.73%)       (0.68%)         (0.50%)
  Net expenses..............................................      0.95%        0.95%         0.95%           0.95%
  Expenses (before reimbursement)...........................      1.14%        1.21%         1.29%           1.96%
Portfolio turnover rate.....................................       108%          65%          126%             55%
Net assets at end of period (in 000's)......................  $105,650      $90,085       $34,368         $20,435

------------

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                           MAINSTAY VP INCOME & GROWTH PORTFOLIO
                                                              ----------------------------------------------------------------
                                                                                       INITIAL CLASS
                                                              ----------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                                2004          2003          2002          2001          2000
SELECT PER SHARE DATA AND RATIOS                              ----------------------------------------------------------------
Net asset value at beginning of period......................  $ 10.35       $  8.14       $ 10.24       $ 11.28       $ 12.74
                                                              -------       -------       -------       -------       -------
Net investment income.......................................     0.19(c)       0.14(b)       0.10          0.08          0.07
Net realized and unrealized gain (loss) on investments......     1.12          2.20         (2.10)        (1.04)        (1.44)
                                                              -------       -------       -------       -------       -------
Total from investment operations............................     1.31          2.34         (2.00)        (0.96)        (1.37)
                                                              -------       -------       -------       -------       -------
Less dividends and distributions:
  From net investment income................................    (0.19)        (0.13)        (0.10)        (0.08)        (0.07)
  From net realized gain on investments.....................       --            --            --            --         (0.02)
                                                              -------       -------       -------       -------       -------
Total dividends and distributions...........................    (0.19)        (0.13)        (0.10)        (0.08)        (0.09)
                                                              -------       -------       -------       -------       -------
Net asset value at end of period............................  $ 11.47       $ 10.35       $  8.14       $ 10.24       $ 11.28
                                                              =======       =======       =======       =======       =======
Total investment return.....................................    12.65%        28.69%       (19.52%)       (8.50%)      (10.73%)
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................     1.92%(c)      1.51%         1.09%         0.81%         0.66%
  Expenses..................................................     0.90%         0.94%         0.92%         0.88%         0.90%
Portfolio turnover rate.....................................       72%           79%           71%           61%           59%
Net assets at end of period (in 000's)......................  $76,526       $69,598       $58,153       $71,000       $75,189

------------

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.05 per
     share and 0.26%, respectively, resulting from a special
     one-time dividend from Microsoft Corp. that paid $3.00 per share.
(d)  Total return is not annualized.
(e)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

MORE INFORMATION ABOUT THE PORTFOLIOS IS AVAILABLE FREE UPON REQUEST:

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides more details about the Portfolios. A current SAI is incorporated by reference into the Prospectus and has been filed with the SEC.

ANNUAL/SEMIANNUAL REPORTS

Provide additional information about the Portfolios' investments and include discussions of market conditions and investment strategies that significantly affected the Portfolios' performance during the last fiscal year.

TO OBTAIN INFORMATION:

Write to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 452, New York, New York 10010, or call 1-800-598-2019.

You can obtain information about the Portfolios (including the SAI) by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202-942-8090). Reports and other information about the Portfolios are available on the EDGAR Database on the SEC's website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN, OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, NYLIM OR THE SUBADVISORS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

[RECYCLE LOGO]
The MainStay VP Series Fund, Inc.
SEC File Number: 811-03833

MainStay VP Series Fund, Inc. Prospectus                            May 1, 2005

--------------------------------------------------------------------------------
                                                                               -

                                                                 MAINSTAY VP SERIES FUND, INC.
                                                                 OFFERS 14 PORTFOLIOS IN THIS
                                                                 PROSPECTUS
                                                                  Equity
                                                                 Capital Appreciation Portfolio........    page A-5
                                                                 Common Stock Portfolio................    page A-7
                                                                 Growth Portfolio (formerly Eagle Asset
                                                                   Management Growth Equity
                                                                   Portfolio)..........................    page A-9
                                                                 S&P 500 Index Portfolio...............    page A-11
                                                                  Blended
                                                                 Basic Value Portfolio (formerly
                                                                   Dreyfus Large Company Value
                                                                   Portfolio)..........................    page A-13
                                                                 Convertible Portfolio.................    page A-15
                                                                 Income & Growth Portfolio (formerly
                                                                   American Century Income & Growth
                                                                   Portfolio)..........................    page A-17
                                                                 Total Return Portfolio................    page A-19
                                                                 Value Portfolio.......................    page A-21
                                                                  Income
                                                                 Bond Portfolio........................    page A-23
                                                                 Floating Rate Portfolio...............    page A-25
                                                                 Government Portfolio..................    page A-27
                                                                 High Yield Corporate Bond Portfolio...    page A-29
                                                                 Cash Management Portfolio.............    page A-31

INITIAL CLASS SHARES
NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 WHAT'S INSIDE?

--------------------------------------------------------------------------------
                                                                               -

                                                              PAGE
                                                              -----
THE FUND AND THE SEPARATE ACCOUNTS..........................    A-3
INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
  PRINCIPAL RISKS: AN OVERVIEW..............................    A-4
     Not insured............................................    A-4
     You could lose money...................................    A-4
     NAV will fluctuate.....................................    A-4
     More information.......................................    A-4
CAPITAL APPRECIATION PORTFOLIO..............................    A-5
COMMON STOCK PORTFOLIO......................................    A-7
GROWTH PORTFOLIO (formerly Eagle Asset Management Growth
  Equity Portfolio).........................................    A-9
S&P 500 INDEX PORTFOLIO.....................................   A-11
BASIC VALUE PORTFOLIO (formerly Dreyfus Large Company Value
  Portfolio)................................................   A-13
CONVERTIBLE PORTFOLIO.......................................   A-15
INCOME & GROWTH PORTFOLIO (formerly American Century Income
  & Growth Portfolio).......................................   A-17
TOTAL RETURN PORTFOLIO......................................   A-19
VALUE PORTFOLIO.............................................   A-21
BOND PORTFOLIO..............................................   A-23
FLOATING RATE PORTFOLIO.....................................   A-25
GOVERNMENT PORTFOLIO........................................   A-27
HIGH YIELD CORPORATE BOND PORTFOLIO.........................   A-29
CASH MANAGEMENT PORTFOLIO...................................   A-31
INVESTMENT POLICIES.........................................   A-33
MORE ABOUT INVESTMENT STRATEGIES AND RISKS..................   A-33
     DERIVATIVE SECURITIES..................................   A-33
     FOREIGN SECURITIES.....................................   A-33
     LENDING OF PORTFOLIO SECURITIES........................   A-34
     LOAN PARTICIPATION INTERESTS...........................   A-34
     MORTGAGE-BACKED AND ASSET-BACKED SECURITIES............   A-34
     RISK MANAGEMENT TECHNIQUES.............................   A-34
     SWAP AGREEMENTS........................................   A-34
     WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS.........   A-35
     RISKS OF INVESTING IN HIGH YIELD DEBT ("JUNK BONDS")...   A-35
     TEMPORARY DEFENSIVE INVESTMENTS........................   A-35
     PORTFOLIO TURNOVER.....................................   A-35
THE FUND AND ITS MANAGEMENT.................................   A-35
PURCHASE AND REDEMPTION OF SHARES...........................   A-40
TAXES, DIVIDENDS AND DISTRIBUTIONS..........................   A-41
GENERAL INFORMATION.........................................   A-42
FINANCIAL HIGHLIGHTS........................................   A-43

                            ------------------------

                       THE FUND AND THE SEPARATE ACCOUNTS

--------------------------------------------------------------------------------
                                                                               -

This Prospectus describes Initial Class shares offered by MainStay VP Series Fund, Inc. (the "Fund"). The Fund, an open-end investment management company, is a Maryland corporation organized on June 3, 1983.

The Fund offers twenty-one separate series, each of which represents a separate portfolio of investments. The shares of fourteen of these series are offered by the Fund in this Prospectus--the MainStay VP Income & Growth Portfolio ("Income & Growth") (formerly, American Century Income & Growth Portfolio), the MainStay VP Bond Portfolio ("Bond"), the MainStay VP Capital Appreciation Portfolio ("Capital Appreciation"), the MainStay VP Cash Management Portfolio ("Cash Management"), the MainStay VP Common Stock Portfolio ("Common Stock"), the MainStay VP Convertible Portfolio ("Convertible"), the MainStay VP Basic Value Portfolio ("Basic Value") (formerly, Dreyfus Large Company Value Portfolio), the MainStay VP Growth Portfolio ("Growth") (formerly, Eagle Asset Management Growth Equity Portfolio), the MainStay VP Government Portfolio ("Government"), the MainStay VP High Yield Corporate Bond Portfolio ("High Yield Corporate Bond"), the MainStay VP S&P 500 Index Portfolio ("S&P 500 Index"), the MainStay VP Total Return Portfolio ("Total Return"), the MainStay VP Value Portfolio ("Value") and the MainStay VP Floating Rate Portfolio ("Floating Rate") (each a "Portfolio" and collectively the "Portfolios"). Each Portfolio offers Initial Class and Service Class shares, except the Cash Management, which offers only Initial Class shares. In many respects, each Portfolio resembles a separate fund. At the same time, in certain important respects, the Fund is treated as a single entity.

Shares of the Portfolios are currently offered to certain Separate Accounts to fund variable annuity policies and variable life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") (collectively, "Policies" and individually, "Policy").

The terms "shareholder" or "shareholders" in this Prospectus refer to the Separate Accounts, and the rights of the Separate Accounts as shareholders are different from the rights of an owner of a Policy ("Owner"). The rights of an Owner are described in the Policy. The current prospectus for the relevant Policy (which accompanies this Prospectus) describes the rights of the Separate Accounts as shareholders and the rights of an Owner. The Separate Accounts invest in shares of the Portfolios in accordance with allocation instructions received from Owners.

The current prospectus for the Policy describes the Policy and the relationship between changes in the value of shares of the Portfolios and the benefits payable under a Policy.

             Investment Objectives, Principal Investment Strategies
                        and Principal Risks: An Overview

This Prospectus discusses fourteen Portfolios which invest for varying combinations of income and capital appreciation. Each of the Portfolios pursues somewhat different strategies to achieve its objective. Under normal market conditions, the Equity Portfolios invest primarily in equity securities, the Income Portfolios invest primarily in debt securities, and Blended Portfolios invest in a mix of equity and fixed income securities. Each of the Portfolios is managed by New York Life Investment Management LLC ("NYLIM" or the "Manager"). NYLIM is responsible for the day-to- day portfolio management of three of the Portfolios and has retained subadvisors for eleven of the Portfolios. In times of unusual or adverse conditions, each Portfolio may invest for temporary or defensive purposes outside the scope of its principal investment focus.

Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When you buy stock in a corporation you become part owner. The Portfolios may buy equity securities through stock exchanges, such as the New York Stock Exchange, the American Stock Exchange, or foreign stock exchanges, or in the over-the-counter market. There are many different types of equity securities, including stocks, convertible securities, American Depositary Receipts and others. Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid.

Both governments and private companies may raise needed cash by issuing or selling debt securities to investors. The Portfolios may buy debt securities directly from those governments and companies or in the secondary trading markets. There are many different types of debt securities, including bonds, notes, debentures and others. Some pay fixed rates of return; others pay variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount to be paid at maturity. The amount of interest paid is subject to many variables, including creditworthiness of the issuer, length of maturity of the security, market factors, and the nature of the debt instrument. Each of the Portfolios described in this Prospectus invests in particular types of debt securities, consistent with its own investment objective and strategies which are described in the succeeding pages of this Prospectus.

NOT INSURED
An investment in the Portfolios is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Cash Management Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

YOU COULD LOSE MONEY
Before considering an investment in one or more of the Portfolios, you should understand that you could lose money.

NAV WILL FLUCTUATE
The value of Portfolio shares, also known as the net asset value ("NAV"), will fluctuate based on the value of the Portfolio's holdings. Security values change. Investment in common stocks and other equity securities is particularly subject to the risks of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of a Portfolio's holdings. In the case of debt securities, security values change when interest rates change. Generally when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up. Other factors, such as changes in how the market views the creditworthiness of an issuer, changes in economic or market conditions, changes in relative values of currencies, the risks inherent in management's ability to anticipate such changes, and changes in the average maturity of a Portfolio's investment, can also affect security values and Portfolio share price.

MORE INFORMATION
The next section of this Prospectus gives you more detailed information about the investment objectives, policies, principal investment strategies, principal risks and performance of each of the Portfolios offered in this Prospectus. Please review it carefully.

                   MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO

INVESTMENT OBJECTIVE -- The Capital Appreciation Portfolio's investment objective is to seek long-term growth of capital. Dividend income, if any, is an incidental consideration.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests in securities of U.S. companies with investment characteristics such as:

- participation in expanding product or service markets,

- increasing unit sales volume,

- increasing return on investment, and

- growth in revenues and earnings per share superior to that of the average of common stocks comprising indices such as the S&P 500(R) Index.

INVESTMENT PROCESS -- The Portfolio maintains a flexible approach towards investing in various types of companies as well as types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets.

As a result, the Portfolio may invest in other securities which, in the judgment of MacKay Shields LLC, the Portfolio's Subadvisor, are ready for a rise in price, or are expected to undergo an acceleration in growth of earnings. The latter could occur because of special factors, such as: new management, new products, changes in consumer demand or changes in the economy.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, a decline in unit sales volume, a decrease in investment returns, or a deceleration in revenue and earnings growth.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities, therefore, may carry above-average risk, compared to common stock indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one, five, and ten years compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


CAPITAL APPRECIATION                    QUARTER/YEAR   RETURN
PORTFOLIO -- INITIAL CLASS
Highest Return/Best Quarter                 4/98       26.65%
Lowest Return/Worst Quarter                 1/01      -19.42%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                    1 YEAR   5 YEARS   10 YEARS
Capital Appreciation Portfolio --
  Initial Class                      4.16%   -8.91%      8.02%
S&P 500(R) Index(1)                 10.88%   -2.30%     12.07%
Russell 1000(R) Growth Index(2)      6.30%   -9.29%      9.59%

(1) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.
(2) The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                   Annual Total Returns (12/31)-Initial Class

[Annual Total Returns Bar Chart]

95                                                                               35.78
96                                                                               18.75
97                                                                               23.49
98                                                                               38.14
99                                                                               25.41
00                                                                              -10.72
01                                                                              -23.22
02                                                                              -30.83
03                                                                               26.99
04                                                                                4.16

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee                                     0.36%
    Distribution and Service (12b-1) Fees            None
    Other Expenses (includes Administration Fee of
    0.20%)                                           0.29%
    Total Portfolio Operating Expenses               0.65%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $66        $208        $362         $810

                       MAINSTAY VP COMMON STOCK PORTFOLIO

INVESTMENT OBJECTIVE -- The Common Stock Portfolio's investment objective is to seek long-term growth of capital, with income as a secondary consideration.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in common stocks.

INVESTMENT PROCESS -- NYLIM, the Portfolio's Manager, will seek to identify companies that are considered to have a high probability of outperforming the S&P 500(R) Index over the following six to twelve months. The underlying process for selecting stocks is based on a quantitative process that ranks stocks based on traditional value measures, earnings quality and technical factors. On occasion, trading strategies that seek to realize returns over shorter periods may be employed. The Portfolio normally invests in common stocks of well-established US companies, primarily those with large-capitalizations. The Portfolio invests in companies with market capitalizations that, at the time of investment, are similar to companies in the S&P 500(R) Index and the Russell 1000 Index. The Portfolio is managed with a core orientation (including growth and value equities). NYLIM uses a bottom up approach that assesses stocks based on their individual strengths, rather than focusing on the underlying sectors/industries of those stocks or on general economic trends.

The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. S&P 500(R) is a trademark of The McGraw-Hill Companies, Inc. The market capitalizations of companies in this index fluctuate; as of the date of this prospectus, they range from $624 million to $381.9 billion. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The market capitalizations of companies in this Index fluctuate; as of the date of this prospectus, they range from $484 million to $381.3 billion.

NYLIM may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, NYLIM may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

The principal risk of investing in value stocks is that they may never reach what NYLIM believes is their full value or that they may even go down in value.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Portfolio) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


COMMON STOCK PORTFOLIO -- INITIAL     QUARTER/YEAR   RETURN
CLASS
Highest Return/Best Quarter               4/99       23.35%
Lowest Return/Worst Quarter               1/01      -15.25%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                     1 YEAR   5 YEARS   10 YEARS
Common Stock Portfolio--
  Initial Class                      10.90%   -3.18%     11.05%
S&P 500(R) Index(1)                  10.88%   -2.30%     12.07%
Russell 1000(R) Index(2)             11.40%   -1.76%     12.16%

(1) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Total returns assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.

(2) The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                 Annual Total Returns (12/31) -- Initial Class

[Bar Chart]

95                                                                               29.16
96                                                                               24.50
97                                                                               26.75
98                                                                               26.59
99                                                                               29.96
00                                                                               -3.34
01                                                                              -17.09
02                                                                              -24.25
03                                                                               26.37
04                                                                               10.90

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee                                     0.25%
    Distribution and Service (12b-1) Fees            None
    Other Expenses
    (includes Administration Fee of 0.20%)           0.28%
    Total Portfolio Operating Expenses               0.53%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $54        $170        $296         $665

                         MAINSTAY VP GROWTH PORTFOLIO*

INVESTMENT OBJECTIVE -- The Growth Portfolio's investment objective is to seek growth through long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in equity securities, and invests primarily in U.S. common stocks. A majority of the Growth Portfolio's assets will be invested in common stock of companies with market capitalizations greater than $5 billion at the time of purchase.

INVESTMENT PROCESS -- The Portfolio invests in common stocks that Eagle Asset Management, Inc., the Portfolio's Subadvisor, believes have sufficient long-term growth potential to offer above average long-term capital appreciation. Companies in which the Portfolio invests will normally have at least one of the following characteristics at the time of purchase:

- expected earnings-per-share growth greater than the average of the S&P 500(R) Index, or

- expected revenue growth greater than the average of the S&P 500(R) Index, or

- relatively high return on equity.

Those securities that satisfy these quantitative criteria are then subjected to extensive fundamental analysis which focuses primarily on:

- the sustainability of the company's competitive advantage,

- the strength of its management team and, in particular, whether it has suitable experience, a clearly articulated vision and a history of strategic execution, and

- the ability of the company to improve its market share and thereby drive earnings growth.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate which is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

---------------
* Formerly MainStay VP Eagle Asset Management Growth Equity Portfolio.

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


GROWTH PORTFOLIO -- INITIAL CLASS     QUARTER/YEAR   RETURN
Highest Return/Best Quarter               4/99       44.97%
Lowest Return/Worst Quarter               3/01      -21.11%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                                        SINCE
                                                       INCEPTION
                                    1 YEAR   5 YEARS   5/1/98
Growth Portfolio --
  Initial Class                     -2.32%   -7.57%      4.20%
S&P 500(R) Index(1)                 10.88%   -2.30%      2.82%
Russell 1000(R) Growth Index(2)      6.30%   -9.29%     -0.43%

(1) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.

(2) The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[EAGLE ASSET MANAGEMENT GROWTH EQUITY PORTFOLIO BAR CHART]

99                                                                               65.50
00                                                                               -9.97
01                                                                              -16.56
02                                                                              -28.21
03                                                                               28.05
04                                                                               -2.32

                  Annual total returns (12/31) - Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee(1)                                  0.50%
    Distribution and Service (12b-1) Fees            None
    Other Expenses
    (includes Administration Fee of 0.20%)           0.35%
    Total Portfolio Operating Expenses               0.85%

(1) The Advisory Fee for the Portfolio is an annual percentage of the Fund's average daily net assets as follows: 0.50% up to $200 million and 0.40% in excess of $200 million.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $87        $271        $471        $1,049

                      MAINSTAY VP S&P 500 INDEX PORTFOLIO

INVESTMENT OBJECTIVE -- The S&P 500 Index Portfolio's investment objective is to seek to provide investment results that correspond to the total return performance (and reflect reinvestment of dividends) of publicly traded common stocks represented by the S&P 500(R) Index.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its total assets in stocks in the S&P 500(R) Index in the same proportion, to the extent feasible, as they are represented in the S&P 500(R) Index.

The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Typically, companies included in the S&P 500(R) Index are the largest and most dominant firms in their respective industries. S&P 500(R) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by the Fund.

INVESTMENT PROCESS -- New York Life Investment Management LLC ("NYLIM"), the Portfolio's Manager, uses statistical techniques to determine which stocks are to be purchased or sold to replicate the S&P 500(R) Index to the extent feasible. From time to time, adjustments may be made in the Portfolio's holdings because of changes in the composition of the S&P 500(R) Index. The correlation between the performance of the Portfolio and the S&P 500(R) Index is expected to be at least 0.95, before fees and expenses, on an annual basis. A correlation of
1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Portfolio, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500(R) Index.

The Portfolio's investments also include S&P 500(R) Index futures that are used for cash management purposes.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings. There is no assurance that the investment performance of the Portfolio will equal or exceed that of the S&P 500(R) Index. If the value of the S&P 500(R) Index declines, the net asset value of shares of the Portfolio will also decline. The Portfolio's ability to mirror the S&P 500(R) Index may be affected by, among other things, transactions costs, changes in either the makeup of the S&P 500(R) Index or number of shares outstanding for the component stocks of the S&P 500(R) Index, and the timing and amount of contributions to, and redemptions from, the Portfolio by shareholders.

Consistent with its principal investment strategies, the Portfolio's investments include S&P 500(R) Index futures, which are a type of derivative. The Portfolio may lose money using derivatives. The use of derivatives may increase the volatility of the Portfolio's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


S&P 500 INDEX PORTFOLIO -- INITIAL CLASS            QUARTER/YEAR   RETURN
                                                                  -------
-----------------------------------
Highest Return/Best Quarter                             4/98       21.46%
-------------------------------------------------------------------------
Lowest Return/Worst Quarter                             3/02      -17.16%
-------------------------------------------------------------------------

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

--------------------------------------------------------------
                                   1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------
S&P 500 Index Portfolio --
  Initial Class                    10.49%   -2.57%     11.73%
--------------------------------------------------------------
S&P 500(R) Index(1)                10.88%   -2.30%     12.07%
--------------------------------------------------------------

(1) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.



                   Annual total returns (12/31)-Initial Class
    [S&P 500 Index Portfolio Bar Chart]

95                                                                               36.89
96                                                                               22.42
97                                                                               32.84
98                                                                               28.49
99                                                                               20.70
00                                                                               -9.32
01                                                                              -12.11
02                                                                              -22.21
03                                                                               28.19
04                                                                               10.49

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee(1)                                  0.10%
    Distribution and Service (12b-1) Fees            None
    Other Expenses
    (includes Administration Fee of 0.20%)           0.29%
    Total Portfolio Operating Expenses               0.39%

(1) The Advisory Fee for the Portfolio is an annual percentage of the Fund's average daily net assets as follows: 0.10% up to $1 billion and 0.075% in excess of $1 billion.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $40        $125        $219         $493

                       MAINSTAY VP BASIC VALUE PORTFOLIO*

INVESTMENT OBJECTIVE -- The Basic Value Portfolio's investment objective is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES -- Under normal circumstances, the Portfolio invests at least 80% of its assets in domestic and foreign large company stocks. Large company stocks are those with market capitalizations in excess of $5 billion. The Portfolio invests primarily in issuers that are characterized as "value" companies. Value companies are those The Dreyfus Corporation, the Portfolio's Subadvisor, believes are underpriced according to certain financial measurements of their intrinsic worth or business prospects, such as price to earnings or price to book ratios. Equity securities consist of common stocks, convertible securities and preferred stocks. Generally, the weighting in any one sector shall not be more than three times the respective S&P 500(R) Index weighting or 30% of the Portfolio. The Portfolio may overweight (or underweight) certain market sectors, which may cause the Portfolio's performance to be more (or less) sensitive to developments affecting those sectors.

INVESTMENT PROCESS -- In choosing stocks, the Subadvisor identifies potential investments through extensive quantitative and fundamental research. The Portfolio will focus on individual stock selection (a "bottom up" approach), emphasizing three key factors:

- value, or how a stock is valued relative to its intrinsic worth based on traditional measures,

- business health, or overall efficiency and profitability as measured by return on assets and return on equity, and

- business momentum, or the presence of a catalyst (such as corporate restructuring, change in management or spin-off) that will trigger a price increase near term to mid-term.

The Portfolio typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum or falls short of the Subadvisor's expectations.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

The principal risk of investing in value stocks is that the value stocks in which the Portfolio invests may never reach what the Subadvisor believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

In searching for attractive large company value stocks, the Portfolio may invest a portion of its assets in foreign securities, which will be subject to various risks of loss that are different from risks of investing in securities of U.S. based companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, changes in U.S. or foreign tax or currency laws, and changes in monetary policy. The risks are likely to be greater in emerging market countries than in developed market countries.

The Portfolio, at times, may invest in derivative securities, such as options and futures, and in foreign currencies. It may also sell short, which involves selling a security it does not own in anticipation of a decline in the market price of the security. When employed, these practices are used primarily to hedge the Portfolio's investments, but may be used to increase returns; however, such practices may reduce returns or increase volatility. Derivatives can be illiquid, and a small investment in certain derivatives could have a potentially large impact on the Portfolio's performance.

The Portfolio may purchase securities that are made available in IPOs (initial public offerings). The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the Portfolio's performance depends on a variety of factors, including the number of IPOs the Portfolio invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the Portfolio. As a portfolio's asset base increases, IPOs often have a diminished effect on such portfolio's performance.

The Portfolio can buy securities with borrowed money (a form of leverage), which could have the effect of magnifying the Portfolio's gains or losses.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

---------------
* Formerly MainStay VP Dreyfus Large Company Value Portfolio.

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of one broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


BASIC VALUE PORTFOLIO -- INITIAL
CLASS                                 QUARTER/YEAR   RETURN
Highest Return/Best Quarter              2/03        15.07%
Lowest Return/Worst Quarter              3/02       -18.14%

                        AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                                                                    SINCE
                                                                                  INCEPTION
                                                              1 YEAR    5 YEARS    5/1/98
Basic Value Portfolio --
  Initial Class                                                11.37%     2.27%       3.12%
S&P/Barra Value(R) Index(1)                                    15.71%     2.48%       3.95%

(1) The S&P/Barra Value(R) Index is an unmanaged capitalization-weighted index of all stocks in the S&P 500(R) Index that have low price-to-book ratios. It is designed so that approximately 50% of the market capitalization of the S&P 500(R) Index is in the S&P/Barra Value(R) Index. You cannot invest directly in an index.

        Annual total returns (12/31) - Initial Class
(BAR CHART)

99                                                                                6.73
00                                                                                6.59
01                                                                               -4.51
02                                                                              -22.86
03                                                                               27.95
04                                                                               11.37

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee(1)                                  0.60%
    Distribution and Service (12b-1) Fees            None
    Other Expenses
    (includes Administration Fee of 0.20%)           0.36%
    Total Portfolio Operating Expenses               0.96%

(1) The Advisory Fee for the Portfolio is an annual percentage of the Fund's average daily net assets as follows: 0.60% up to $250 million and 0.55% in excess of $250 million. NYLIM has voluntarily agreed to waive its Advisory Fee to 0.55% on assets up to $250 million and 0.50% on assets in excess of $250 million. If NYLIM's voluntary waiver had been in effect for the fiscal period ended December 31, 2004, the Advisory Fee would have been 0.55% and Total Annual Portfolio Operating Expenses would have been 0.91% for Initial Class shares and 1.16% for Service Class shares. This waiver may be discontinued at any time without notice.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $ 98       $306        $531        $1,178

                       MAINSTAY VP CONVERTIBLE PORTFOLIO

INVESTMENT OBJECTIVE -- The Convertible Portfolio's investment objective is to seek capital appreciation together with current income.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in "convertible securities" such as: bonds, debentures, corporate notes, preferred stocks or other securities that are convertible into common stock or the cash value of a stock or a basket or index of equity securities.

The Portfolio takes a flexible approach by investing in a broad range of securities of a variety of companies and industries. The Portfolio invests in high-yield debt securities and may invest without restriction in securities rated BB or B by S&P or Ba or B by Moody's.

The balance of the Portfolio may be invested in or held in non-convertible debt, equity securities that do not pay regular dividends, U.S. government securities and cash or cash equivalents.

INVESTMENT PROCESS -- In selecting convertible securities for purchase or sale, MacKay Shields, the Portfolio's Subadvisor takes into account a variety of investment considerations, including the potential return of the common stock into which the convertible security is convertible, credit risk, projected interest return and the premium for the convertible security relative to the underlying common stock.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, changes in credit risk, and changes in projected interest return.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risk inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. The total return for a convertible security will be partly dependent upon the performance of the underlying common stock into which it can be converted.

Convertible securities tend to be subordinate to other debt securities issued by the same company. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and/or principal payments. If an issuer stops making interest and/or principal payments, these securities may be worthless and the Portfolio could lose its entire investment.

In the case of debt securities, values change. The values of debt securities fluctuate depending upon various factors, including interest rates, issuer creditworthiness, market conditions, and maturities.

Principal investments include high-yield debt securities ("junk bonds") which are generally considered speculative because they present a greater risk of loss than higher quality debt securities. These securities pay investors a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can be also subject to greater price volatility.

Since the Portfolio invests in foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax or currency laws and changes in monetary policy. The risks are likely to be greater in emerging market countries than in developed market countries.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Portfolio) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


CONVERTIBLE PORTFOLIO -- INITIAL CLASS  QUARTER/YEAR   RETURN
Highest Return/Best Quarter                 4/99       18.33%
Lowest Return/Worst Quarter                 3/98      -11.30%

      AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                                 SINCE
                                               INCEPTION
                              1 YEAR  5 YEARS   10/1/96
Convertible Portfolio --
  Initial Class                6.11%    2.11%      8.59%
Merrill Lynch All
  Convertible Securities
  Index(1)                     9.61%    1.85%      9.20%
Credit Suisse First
  Boston(TM) Convertible
  Securities Index(2)
  (reflects no deduction for
  fees, expenses or taxes)     7.46%    1.74%      8.69%

(1) The Merrill Lynch All Convertible Securities Index is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in the Index, bonds and preferred stocks must be convertible only to common stock and have a market value or original par value of at least $50 million. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[CONVERTIBLE PORTFOLIO BAR CHART]

97                                                                               15.43
98                                                                                4.49
99                                                                               41.98
00                                                                               -5.02
01                                                                               -2.18
02                                                                               -7.91
03                                                                               22.23
04                                                                                6.11

                 Annual Total Returns (12/31) -- Initial Class

(2) The Credit Suisse First Boston(TM) Convertible Securities Index generally includes 250-300 issues--convertibles must have a minimum issue size of $50 million; bonds and preferreds must be rated B- or better by S&P; and preferreds must have a minimum of 500,000 shares outstanding. Eurobonds are also included if they are issued by U.S.-domiciled companies, rated B- or better by S&P, and have an issue size of greater than $100 million. Total returns assume the reinvestment of all income and capital gains. You cannot invest directly in an index. Credit Suisse First Boston discontinued publication of this index as of December 2004.

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee                                     0.36%
    Distribution and Service (12b-1) Fees            None
    Other Expenses (includes Administration Fee of
    0.20%)                                           0.30%
    Total Portfolio Operating Expenses               0.66%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $67        $211        $368        $  822

                     MAINSTAY VP INCOME & GROWTH PORTFOLIO*

INVESTMENT OBJECTIVE -- The Income & Growth Portfolio's investment objective is to seek dividend growth, current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests in equity securities of the 1,500 largest companies traded in the United States (ranked by market capitalization).

INVESTMENT PROCESS -- American Century Investment Management, Inc., the Portfolio's Subadvisor, uses quantitative management strategies in pursuit of the Portfolio's investment objective.

Quantitative management combines two investment approaches. The first is to rank stocks based on their relative attractiveness. The attractiveness of a stock is determined analytically by using a computer model to combine measures of a stock's value and measures of its growth potential. Examples of valuation measures include stock price to book value and stock price to cash flow ratios while examples of growth measures include the rate of growth of a company's earnings and changes in analysts' earnings estimates.

The second step is to use a technique referred to as portfolio optimization. Using a computer, the Subadvisor constructs a portfolio (i.e., company names and shares held in each) which seeks the optimal tradeoff between the risk of the portfolio relative to a benchmark (i.e., the S&P 500(R) Index) and the expected return of the portfolio as measured by the stock ranking model. With respect to the Portfolio, the portfolio optimization includes targeting a dividend yield that exceeds that of the S&P 500(R) Index.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings. Although current income is an objective for the Portfolio, if the stocks that make up the S&P 500(R) Index do not have a high dividend yield, then the Portfolio's dividend yield will not be high.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

---------------
* Formerly MainStay VP American Century Income & Growth Portfolio.

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

---------------------------------------------------------------------------
    INCOME & GROWTH PORTFOLIO -- INITIAL CLASS      QUARTER/YEAR   RETURN
---------------------------------------------------------------------------
Highest Return/Best Quarter                            2/03         15.97%
---------------------------------------------------------------------------
Lowest Return/Worst Quarter                            3/02        -17.06%
---------------------------------------------------------------------------

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

-------------------------------------------------------------------------------------------
                                                                                    SINCE
                                                                                  INCEPTION
                                                              1 YEAR    5 YEARS    5/1/98
-------------------------------------------------------------------------------------------
Income & Growth Portfolio --
  Initial Class                                                12.65%   -0.96%      3.13%
-------------------------------------------------------------------------------------------
S&P 500(R) Index(2)                                            10.88%   -2.30%      2.82%
-------------------------------------------------------------------------------------------

(1) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.


[AMERICAN CENTURY INCOME & GROWTH PORTFOLIO BAR CHART]

99                                                                               17.59
00                                                                              -10.73
01                                                                                -8.5
02                                                                              -19.52
03                                                                               28.69
04                                                                               12.65

                     Annual Total Returns -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee(1)                                  0.50%
    Distribution and Service (12b-1) Fees            None
    Other Expenses
    (includes Administration Fee of 0.20%)           0.40%
    Total Portfolio Operating Expenses               0.90%

(1) The Advisory Fee for the Portfolio is an annual percentage of the Fund's average daily net assets as follows: 0.50% up to $100 million, 0.45% from $100 million to $200 million and 0.40% in excess of $200 million.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $ 92       $287        $498        $1,108

                       MAINSTAY VP TOTAL RETURN PORTFOLIO

INVESTMENT OBJECTIVE -- The Total Return Portfolio's investment objective is to realize current income consistent with reasonable opportunity for future growth of capital and income.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests a minimum of 30% of its net assets in U.S. equity securities and a minimum of 30% of its net assets in U.S. debt securities.

INVESTMENT PROCESS -- Approximately one-half of the Portfolio's equity securities will normally consist of stocks of companies with growth in revenues and earnings per share superior to that of the average of common stocks comprising the S&P 500(R) Index at the time of purchase. The remainder of the Portfolio's equity securities will normally be invested in stocks that the Portfolio believes to be undervalued.

The Portfolio maintains a flexible approach towards investing in various types of companies as well as types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets.

It is contemplated that the Portfolio's long-term debt investments will typically consist of securities that are rated A or better by S&P or Moody's or, if unrated, deemed to be of comparable creditworthiness by MacKay Shields LLC, the Portfolio's Subadvisor. Principal debt investments include U.S. government securities, corporate bonds, and mortgage-related and asset-backed securities. The Portfolio may also enter into mortgage-dollar roll transactions.

In addition, of its investments in debt securities the Portfolio may purchase up to 20% in high-yield bonds and other debt securities rated below investment grade that the Portfolio's Subadvisor believes may provide capital appreciation in addition to income.

The Portfolio maintains a flexible approach by investing in a broad range of securities, which may be diversified by company, industry and type.

The Subadvisor may sell a security, if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell an equity security, the Subadvisor may evaluate, among other things, meaningful changes in the issuer's financial condition, including a deceleration in revenue and earnings growth. In considering whether to sell a debt security, the Subadvisor may evaluate, among other things, a decline in the security's rating by S&P or Moody's.

PRINCIPAL RISKS -- Since the Portfolio may allocate its assets among equity and debt securities, it has some exposure to the risks of both stocks and bonds. Investment in common stocks and other equity securities is particularly subject to the risks of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities, therefore, may carry above-average risk, compared to common stock indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.


The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.


The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).


In the case of debt securities, values change. The values of debt securities fluctuate depending upon various factors, including: interest rates, issuer creditworthiness, prepayment market conditions, and maturities.


The Portfolio's principal investments can include high-yield debt securities ("junk bonds") which are generally considered speculative because they present a greater risk of loss, including default, than higher-quality debt securities. These securities pay a premium -- a higher interest rate or yield -- because of this increased risk of loss. These securities can be also subject to greater price volatility.


Consistent with its principal investment strategies, the Portfolio's investments include derivatives such as mortgage-related and asset-backed securities. The Portfolio may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Portfolio may lose money using derivatives.

The principal risk of mortgage-dollar rolls is that the security the Portfolio receives at the end of the transaction may be worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction.


Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).


THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of three broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

TOTAL RETURN PORTFOLIO -- INITIAL CLASS        QUARTER/YEAR   RETURN
Highest Return/Best Quarter                        4/98       16.87%
Lowest Return/Worst Quarter                        1/01      -10.87%

           AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                        1 YEAR   5 YEARS  10 YEARS
Total Return Portfolio --
 Initial Class                            6.37%  -1.93%     8.62%
S&P 500(R) Index(1)                      10.88%  -2.30%    12.07%
Total Return Growth Composite Index(2)    5.63%  -2.20%     9.38%
Total Return Core Composite Index(3)      8.61%   2.33%    10.72%

(1) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.

(2) The Total Return Growth Composite Index is comprised of the Russell 1000(R) Growth Index and the Lehman Brothers(R) Aggregate Bond Index weighted 60%/40%, respectively. The Russell 1000(R) Growth Index measures the performance of those companies in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth values. The Lehman Brothers(R) Aggregate Bond Index includes fixed-rate debt issues rated investment grade or higher by Moody's, S&P or Fitch. All issues must have at least one year left to maturity and have an outstanding par value of at least $100 million. The Index is comprised of the Lehman Brothers(R) Government/Corporate, the Mortgage-Back Securities, and the Asset-Backed Securities Indices. Total returns assume reinvestment of all income and capital gains. You cannot invest directly in an index.

(3) The Total Return Core Composite Index is comprised of the Russell 1000(R) Index and the Lehman Brothers(R) Aggregate Bond Index weighted 60%/40%, respectively. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. Total returns assume reinvestment of all income and capital gains. You cannot invest directly in an index.

[TOTAL RETURN PORTFOLIO BAR CHART]

95                                                                               28.33
96                                                                               12.08
97                                                                               17.79
98                                                                               27.13
99                                                                               17.02
00                                                                               -4.36
01                                                                              -10.69
02                                                                              -16.57
03                                                                               19.68
04                                                                                6.37

                  Annual total returns (12/31) - Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee                                     0.32%
    Distribution and Service (12b-1) Fees            None
    Other Expenses
    (includes Administration Fee of 0.20%)           0.30%
    Total Portfolio Operating Expenses               0.62%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $63        $199        $346         $774

                          MAINSTAY VP VALUE PORTFOLIO

INVESTMENT OBJECTIVE -- The Value Portfolio's investment objective is to realize maximum long-term total return from a combination of capital growth and income.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 65% of its total assets in common stocks that MacKay Shields LLC, the Portfolio's Subadvisor, believes were "undervalued" (selling below their value) when purchased; typically pay dividends, although there may be non-dividend paying stocks if they meet the "undervalued" criteria; and are listed on a national securities exchange or are traded in the over-the-counter market.

INVESTMENT PROCESS -- The Portfolio normally invests in U.S. common stocks that:

  - MacKay Shields, the Portfolio's Subadvisor, believes are "undervalued" (selling below their value) when purchased,

  - typically pay dividends, although there may be non-dividend paying stocks if they meet the "undervalued" criterion, and

  - are listed on a national securities exchange or are traded in the over-the-counter market.

Usually, stocks deemed by the Subadvisor to be at full value will be replaced with new, "undervalued" stocks. When assessing whether a stock is undervalued, the Subadvisor considers many factors and will compare the stock's market price to:

  - the company's cash flow and interest coverage ratios,

  - the company's book value,

  - estimated value of the company's assets (liquidation value), and

  - growth rates and future earnings.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Portfolio) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


VALUE PORTFOLIO -- INITIAL CLASS        QUARTER/YEAR   RETURN
Highest Return/Best Quarter                 4/03       14.03%
Lowest Return/Worst Quarter                 3/02      -22.44%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                                         SINCE
                                                       INCEPTION
                                    1 YEAR   5 YEARS    5/1/95
Value Portfolio --
  Initial Class                     11.28%    4.87%      9.17%
S&P 500(R) Index(1)                 10.88%   -2.30%     11.10%
Russell 1000(R) Value Index(2)      16.49%    5.27%     12.90%

(1) The S%P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.

(2) The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those companies in the Russell 1000(R) Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.


[VALUE PORTFOLIO BAR CHART]

96                                                                               23.22
97                                                                               22.89
98                                                                               -4.14
99                                                                                8.80
00                                                                               12.89
01                                                                                0.40
02                                                                              -21.05
03                                                                               27.37
04                                                                               11.28

                  Annual total returns (12/31) - Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee                                     0.36%
    Distribution and Service (12b-1) Fees            None
    Other Expenses
    (includes Administration Fee of 0.20%)           0.29%
    Total Portfolio Operating Expenses               0.65%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $66        $208        $362         $810

                           MAINSTAY VP BOND PORTFOLIO

INVESTMENT OBJECTIVE -- The Bond Portfolio's investment objective is to seek the highest income over the long term consistent with preservation of principal.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in bonds, which include all types of debt securities such as:

- debt or debt-related securities issued or guaranteed by the U.S. or foreign governments, their agencies or instrumentalities;

- obligations of international or supranational entities;

- debt securities issued by U.S. or foreign corporate entities;

- zero coupon bonds;

- mortgage-related and other asset-backed securities; and

- loan participation agreements.

The effective maturity of this portion of the Portfolio's holdings will usually be in the intermediate range (three to ten years), although it may vary depending on market conditions as determined by NYLIM, the Portfolio's Manager.

At least 65% of the Portfolio's total assets will be invested in debt securities rated Baa or better by Moody's or BBB or better by S&P when purchased, or if unrated, determined by the Manager to be of comparable quality.

As part of the Portfolio's principal investment strategies, the Manager may use investment practices such as mortgage dollar rolls and portfolio securities lending.

INVESTMENT PROCESS -- In pursuing the Portfolio's investment strategy, the Portfolio's Manager conducts a continuing review of yields and other information derived from a data base which it maintains in managing fixed-income portfolios.

Fundamental economic cycle analysis, credit quality and interest rate trends are the principal factors considered by the Manager in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within the Portfolio's investment portfolio. Maturity shifts are based on a set of investment decisions that take into account a broad range of fundamental and technical indicators.

Consistent with its principal investment strategy, the Portfolio may purchase debt securities of U.S. issuers, including derivatives such as mortgage-related and asset-backed securities. Commercial paper must be, when purchased, rated Prime-1 by Moody's or A-1 by S&P, or if unrated, determined by the Manager to be of comparable quality. The Portfolio's principal investments may have fixed or floating rates of interest.

The Manager may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Manager may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

PRINCIPAL RISKS -- The value of debt securities fluctuate depending upon various factors, including interest rates, issuer creditworthiness, prepayment, market conditions and maturities. Investments in the Portfolio are not guaranteed even though some of the Portfolio's investments are guaranteed by the U.S. government or its agencies or instrumentalities.

Investments in loan participation interests are subject to the risk that there may not be a readily available market which in some cases could result in the Portfolio disposing of such security at a substantial discount from face value or holding such security until maturity. In addition, the credit risk associated with investments in loan participation interests may include the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Portfolio purchased such loan participation interests.

Since the Portfolio can invest in foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. based companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, changes in U.S. or foreign tax or currency laws, and changes in monetary policy.

The Portfolio's investments include derivatives such as floaters and mortgage-related and asset-backed securities. The Portfolio may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Portfolio may lose money using derivatives. The derivatives may increase the volatility of the Portfolio's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.

The Portfolio's use of investment practices such as mortgage dollar rolls and securities lending also presents certain risks. The principal risk of mortgage dollar roll transactions is that the security the Portfolio receives at the end of the transaction is worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction. The principal risk of securities lending is that the financial institution that borrows securities from the Portfolio could go bankrupt and the Portfolio might not be able to recover the securities or their value.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


BOND PORTFOLIO -- INITIAL CLASS          QUARTER/YEAR  RETURN
Highest Return/Best Quarter                  2/95       6.37%
Lowest Return/Worst Quarter                  1/96      -2.56%

        AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                  1 YEAR  5 YEARS  10 YEARS
Bond Portfolio --
  Initial Class                    4.09%   7.41%    7.35%
Merrill Lynch Corporate and
  Government Master Index(1)       4.15%   7.95%    7.78%
Lehman Brothers(R) Aggregate
  Bond Index(2)                    4.34%   7.71%    7.72%

(1) The Merrill Lynch Corporate and Government Master Index is an unmanaged index consisting of issues of the U.S. government and its agencies as well as investment-grade corporate securities. Results assume the reinvestment of all income and capital gains distributions. You cannot invest directly in an index.

(2) The Lehman Brothers(R) Aggregate Bond Index (the "Aggregate Index") includes the following other Lehman Brothers(R) indexes: the Government/Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Aggregate Index, securities must be investment grade quality or higher, have at least one year to maturity, and have an outstanding par value of at least $100 million. You cannot invest directly in an index.

[BOND PORTFOLIO BAR CHART]

95                                                                               18.31
96                                                                                2.05
97                                                                                9.65
98                                                                                9.12
99                                                                               -1.53
00                                                                                9.82
01                                                                                9.27
02                                                                                9.48
03                                                                                4.52
04                                                                                4.09

                 Annual Total Returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee                                     0.25%
    Distribution and Service (12b-1) Fees            None
    Other Expenses
    (includes Administration Fee of 0.20%)           0.29%
    Total Portfolio Operating Expenses               0.54%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, and that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $55        $173        $302         $677

                      MAINSTAY VP FLOATING RATE PORTFOLIO

INVESTMENT OBJECTIVE -- The Floating Rate Portfolio's investment objective is to seek to provide high current income.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in a portfolio of floating rate loans and other floating rate debt securities. The Portfolio may also purchase fixed income debt securities and money market securities or instruments.

When the Manager believes that market or economic conditions are unfavorable to investors, up to 100% of the Portfolio's assets may be invested in money market or short-term debt securities. The Manager may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

Floating rate loans ("Floating Rate Loans") offer a favorable yield spread over other short-term fixed-income alternatives. Historically, Floating Rate Loans have displayed little correlation to the movements of U.S. common stocks, high-grade bonds, U.S. government securities and other traditional investments.

Floating Rate Loans are provided by banks and other financial institutions to large corporate customers. Companies undertake these loans to finance acquisitions, buy-outs, recapitalizations or other leveraged transactions. Floating Rate Loans are speculative investments and are rated below investment grade quality, but they are not junk bonds. They typically have less credit risk and lower default rates than junk bonds. Typically, these loans are the most senior source of capital in a borrower's capital structure and have certain of the borrower's assets pledged as collateral. The collateral may include both tangible and intangible assets of the borrower.

Floating Rate Loans feature rates that reset regularly, maintaining a fixed spread over the London-Interbank Offered Rate (LIBOR) or the prime rates of large money-center banks. The interest rates for Floating Rate Loans typically reset quarterly, although rates on some loans may adjust at other intervals. Floating Rate Loans mature, on average, in five to seven years, but loan maturity can be as long as nine years.

The Portfolio may invest up to 25% of its total assets in foreign securities. The foreign securities are generally U.S. dollar-denominated loans and other debt securities issued by one or more non-U.S. borrower(s) without a U.S. domiciled co-borrower.

INVESTMENT PROCESS -- In pursuing the Portfolio's investment strategy, the Manager seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Manager seeks to invest in companies with a high margin of safety that are leaders in industries with high barriers to entry. The Manager prefers companies with positive free cash flow, solid asset coverage and management teams with strong track records. In virtually every phase of the investment process, the Manager attempts to control risk and limit defaults.

The Manager may sell a security if it no longer believes the security will contribute to meeting the investment objectives of the Portfolio. In considering whether to sell a security, the Manager may evaluate, among other things, meaningful changes in the issuer's financial condition and competitiveness. The Manager continually evaluates market factors and comparative metrics to determine relative value.

PRINCIPAL RISKS -- The values of debt securities fluctuate depending upon various factors, including: Credit Risk, Liquidity, and Interest Rates.

The Floating Rate Loans in which the Portfolio principally invests are usually rated less than investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a higher interest rate because of the increased risk of loss. Although certain Floating Rate Loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the Portfolio's net asset value ("NAV") could go down and you could lose money.

An active trading market may not exist for many of the Portfolio's loans. In addition, some loans may be subject to restrictions on their resale, which may prevent the fund from obtaining the full value of the loan when it is sold. If this occurs, the Portfolio may experience a decline in its NAV. Some of the Portfolio's investments may be considered to be illiquid.

Investments in fixed-income securities are subject to the risk that interest rates could rise, causing the value of the Fund's securities and share price to decline. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes than shorter term bonds. Generally, the longer the average maturity of the bonds in a fund, the more a fund's share price will fluctuate in response to interest rate changes. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general.

Since the Portfolio may invest in U.S. dollar-denominated securities of foreign issuers, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. companies. These include losses due to less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax laws, and changes in monetary policy.

The Portfolio is "non-diversified," which means that it may invest a greater percentage of its assets than other funds in a particular issuer. This may make it more susceptible than diversified funds to risks associated with an individual issuer, and to single economic, political or regulatory occurrences.

                                PAST PERFORMANCE

Since the portfolio had not yet commenced operations as of the date of this prospectus, no performance information is available.

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Management Fee(1)                                0.60%
    Distribution and Service (12b-1) Fees            None
    Other Expenses(2)                                0.19%
    Total Portfolio Operating Expenses               0.79%

(1) The Management Fee reflects an aggregate fee for advisory and administrative services.

(2) The Portfolio's Other Expenses are based upon estimates of the expenses that the Portfolio will incur for the current fiscal year.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $81        $252        $439         $978

This Example does not reflect expense reimbursements or waivers.

                        MAINSTAY VP GOVERNMENT PORTFOLIO

INVESTMENT OBJECTIVE -- The Government Portfolio's investment objective is to seek a high level of current income, consistent with safety of principal.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in U.S. government securities. It may invest up to 20% of its net assets in mortgage-related and asset-backed securities or other securities that are not U.S. government securities. Mortgage-related securities (including mortgage-backed securities) are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers. Asset-backed securities are debt securities whose values are based on underlying pools of credit receivables.

INVESTMENT PROCESS -- In pursuing the Portfolio's investment strategies, MacKay Shields LLC, the Portfolio's Subadvisor, uses a combined approach to investing, analyzing economic trends, as well as factors pertinent to particular issuers and securities.

The Portfolio's principal investments are debt securities issued or guaranteed by the U.S. government and its agencies and instrumentalities. These securities include U.S. Treasury bills (maturing in one year or less), notes (maturing in 1-10 years) and bonds (generally maturing in 10 or more years), and Government National Mortgage Association mortgage-backed certificates and other U.S. government securities representing ownership interests in mortgage pools such as securities issued by the Federal National Mortgage Association and by the Federal Home Loan Mortgage Corporation. Principal investments also include floaters as well as money market instruments and cash equivalents. Floaters are debt securities with a variable interest rate that is tied to another interest rate such as a money market index or Treasury bill rate. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. As part of the Portfolio's principal strategies, the Subadvisor may use a variety of investment practices such as mortgage dollar roll transactions, transactions on a when-issued basis and portfolio securities lending. In a mortgage dollar roll transaction the Portfolio sells a mortgage-backed security from its portfolio to another party, and agrees to buy a similar security from the same party at a later date. A when-issued security is a security that, although authorized, has not yet been issued. The price (or yield) of such security is fixed at the time of purchase but delivery and payment take place at a later date.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy and meaningful changes in the issuer's financial condition.

PRINCIPAL RISKS -- The value of debt securities fluctuate depending upon various factors, including interest rates, issuer creditworthiness, prepayment, market conditions and maturities.

You could lose money by investing in the Portfolio. Investments in the Portfolio are not guaranteed, even though some of the Portfolio's investments are guaranteed by the U.S. government or its agencies or instrumentalities.

Principal investments also include derivatives, such as mortgage-related and asset-backed securities. The Portfolio may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Portfolio may lose money using derivatives. The use of derivatives may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of risk assumed.

The Portfolio's use of investment practices such as mortgage dollar rolls, forward commitments, transactions on a when-issued basis and securities lending also presents certain risks. The principal risk of mortgage-dollar roll transactions is that the security the Portfolio receives at the end of the transaction is worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction. The principal risk of transactions involving when-issued securities is that the security will be worth less when it is issued or received than the price the Portfolio agreed to pay when it made the commitment. The principal risk of securities lending is that the financial institution that borrows securities from the Portfolio could go bankrupt and the Portfolio might not be able to recover the securities or their value.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Portfolio) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


GOVERNMENT PORTFOLIO -- INITIAL CLASS   QUARTER/YEAR  RETURN
Highest Return/Best Quarter                 2/95       5.52%
Lowest Return/Worst Quarter                 2/04      -2.74%

         AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                   1 YEAR   5 YEARS   10 YEARS
Government Portfolio --
  Initial Class                    3.33%     6.71%     6.84%
Lehman Brothers Government Bond
  Index(1)                         3.48%     7.48%     7.46%

(1) The Lehman Brothers(R) Government Bond Index is an unmanaged index comprised of all publicly issued, nonconvertible, domestic debt of the U.S. government or any of its agencies, quasi-federal corporations, or corporate debt guaranteed by the U.S. government. Total returns assume the reinvestment of all income and capital gains. You cannot invest directly in an index.

[GOVERNMENT PORTFOLIO BAR CHART]

95                                                                               16.72
96                                                                                2.28
97                                                                                9.48
98                                                                                9.00
99                                                                               -1.74
00                                                                               12.22
01                                                                                6.64
02                                                                                9.85
03                                                                                1.88
04                                                                                3.33

                 Annual Total Returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee                                     0.30%
    Distribution and Service (12b-1) Fees            None
    Other Expenses
    (includes Administration Fee of 0.20%)           0.29%
    Total Portfolio Operating Expenses               0.59%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $60        $189        $329         $738

                MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO

INVESTMENT OBJECTIVES -- The High Yield Corporate Bond Portfolio's investment objective is to maximize current income through investment in a diversified portfolio of high yield, high risk debt securities which are ordinarily in the lower rating categories of recognized rating agencies (that is, rated Baa to B by Moody's or BBB to B by S&P). Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES -- Under normal circumstances, the Portfolio invests at least 80% of its assets in high yield corporate debt securities, including all types of high yield domestic and foreign corporate debt securities that are rated below investment grade by Moody's or S&P or that are unrated but that are considered by MacKay Shields LLC, the Portfolio's Subadvisor, to be of comparable quality.

INVESTMENT PROCESS -- In pursuing the Portfolio's investment strategy, the Subadvisor seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Portfolio's principal investments include domestic corporate debt securities, Yankee (dollar-denominated) debt securities, zero coupon bonds and U.S. government securities. The Fund's high-yield investments may also include convertible corporate bonds and loan participation interests (eg., bank debt). Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest. They are issued at a significant discount to face value and tend to be more volatile than conventional debt securities. The Portfolio may invest up to 20% of its net assets in equity securities and may invest up to 20% of its net assets in securities rated lower than B by Moody's and S&P.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, meaningful changes in the issuer's financial condition and competitiveness.

PRINCIPAL RISKS -- The value of debt securities fluctuates depending upon various factors, including interest rates, issuer creditworthiness, market conditions and maturities. Investment in common stocks and other equity securities is particularly subject to risks of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

The Portfolio principally invests in high yield debt securities ("junk bonds") which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can be also subject to greater price volatility.

Since the Portfolio invests in foreign securities, it can be subject to various risks of loss that are different from the risks of investing in securities of U.S. companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax or currency laws, and changes in monetary policy. These risks are likely to be greater in emerging market countries than in developed market countries.

Investments in loan participation interests are subject to the risk that there may not be a readily available market which in some cases could result in the Portfolio disposing of such security at a substantial discount from face value or holding such security until maturity. In addition, the credit risk associated with investments in loan participation interests may include the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Portfolio purchased such loan participation interests.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Portfolio) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


HIGH YIELD CORPORATE BOND
PORTFOLIO --
 INITIAL CLASS                          QUARTER/YEAR  RETURN
Highest Return/Best Quarter                 2/03      12.05%
Lowest Return/Worst Quarter                 4/00      -7.85%

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

------------------------------------------------------------------------------------------
                                                                                   SINCE
                                                                                 INCEPTION
                                                              1 YEAR   5 YEARS    5/1/95
------------------------------------------------------------------------------------------
High Yield Corporate Bond Portfolio -- Initial Class          12.72%    9.15%       10.44%
Credit Suisse First Boston(TM) High Yield Index(1)            11.95%    8.17%        8.17%

(1) The Credit Suisse First Boston(TM) High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by S&P and Baa by Moody's. Total returns assume reinvestment of all income and capital gains. You cannot invest directly in an index.

[HIGH YIELD CORPORATE BOND PORTFOLIO BAR CHART]

96                                                                               17.16
97                                                                               13.03
98                                                                                2.66
99                                                                               12.84
00                                                                               -5.87
01                                                                                4.91
02                                                                                2.05
03                                                                               36.37
04                                                                               12.72

                 Annual Total Returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Advisory Fee                                     0.30%
    Distribution and Service (12b-1) Fees            None
    Other Expenses
    (includes Administration Fee of 0.20%)           0.29%
    Total Portfolio Operating Expenses               0.59%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $60        $189        $329         $738

                     MAINSTAY VP CASH MANAGEMENT PORTFOLIO

INVESTMENT OBJECTIVE -- The Cash Management Portfolio's investment objective is to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES -- MacKay Shields LLC is the Portfolio's Subadvisor. The Portfolio invests in short-term dollar-denominated securities, maturing in 397 days (13 months) or less. The weighted average portfolio maturity will not exceed 90 days. These securities may include U.S. government securities; bank and bank holding company obligations, such as CDs and bankers' acceptances; commercial paper, which is short-term, unsecured loans to corporations; other corporate loans of one year or less; and dollar-denominated loans to U.S. and foreign issuers and securities of foreign branches of U.S. banks and foreign banks, such as negotiable CDs, also known as Eurodollars. These securities may be variable rate notes, floating rate notes and mortgage-related and asset-backed securities. Mortgage-related securities (including mortgage-backed securities) are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers. The values of asset-backed securities are based on underlying pools of other receivables. Variable rate notes are debt securities that provide for periodic adjustments in their interest rate. Floaters are debt securities with a floating rate of interest that is tied to another interest rate such as a money market index or Treasury bill rate. All securities purchased by the Portfolio must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940 which are designed to mitigate the risk of loss. There must be a reasonable expectation that at any time until the final maturity of a floating or variable rate instrument or the period remaining until the principal amount can be recovered through demand, the market value of the floating or variable rate instrument will approximate its amortized cost.

PRINCIPAL RISKS -- An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. This could occur because of highly unusual market conditions or a sudden collapse in the creditworthiness of a company once believed to be an issuer of high-quality, short-term securities.


Since the Portfolio invests in dollar-denominated foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. based issuers. These include political and economic instability, less publicly available issuer information and changes in U.S. or foreign tax or currency laws.


The Portfolio's principal investments include derivatives such as variable rate instruments, floaters and mortgage-related and asset-backed securities. If the Subadvisor is wrong about its creditworthiness assessments, expectations of changes in interest rates or market conditions, as a result of an investment or its use of derivatives the Portfolio could suffer a loss.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


CASH MANAGEMENT PORTFOLIO -- INITIAL     QUARTER/YEAR  RETURN
CLASS
Highest Return/Best Quarter                  3/00       1.56%
Lowest Return/Worst Quarter                  1/04       0.14%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                     1 YEAR   5 YEARS   10 YEARS
Cash Management Portfolio --
  Initial Class                      0.85%     2.53%       3.84%
Lipper Money Market Funds Index(1)   0.78%     2.47%       3.78%

(1) The Lipper Money Market Funds Index is an equally weighted performance index adjusted for capital gains distributions and income dividends of the largest qualifying funds in the investment objective. The funds invest in high-quality financial instruments rated in the top two grades with a dollar-weighted average maturity of less than 90 days.

[CASH MANAGEMENT PORTFOLIO BAR CHART]

95                                                                               5.59
96                                                                               4.95
97                                                                               5.25
98                                                                               5.18
99                                                                               4.84
00                                                                               6.06
01                                                                               3.84
02                                                                               1.36
03                                                                               0.67
04                                                                               0.85

                  Annual total returns (12/31) - Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                      INITIAL
                                       CLASS
                                      -------
Advisory Fee(1)                          0.25%
Distribution and Service (12b-1)
  Fees                                   None
Other Expenses
(includes Administration Fee of
0.20%)                                   0.30%
Total Portfolio Operating Expenses       0.55%

(1) The advisory fee for the Portfolio is an annual percentage of the Fund's average daily net assets as follows: 0.25% up to $500 million and 0.20% in excess of $500 million.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $56        $176        $307         $689

                              INVESTMENT POLICIES

--------------------------------------------------------------------------------

The discussion of Principal Investment Strategies for some of the Portfolios states that the relevant Portfolio invests, under normal circumstances, at least 80% of its assets in a particular type of investment. For these purposes, "assets" means the Portfolio's net assets plus any borrowings for investment purposes. The 80% requirement must be complied with at the time the Portfolio invests its assets. Accordingly, where a Portfolio no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings but would have to make any new investments in such as way as to bring the portfolio into compliance with the 80% requirement. Contract holders will receive at least 60 days prior notice of any change in the policy of a Portfolio to invest at least 80% of its assets in the manner described above.

When the discussion states that the Portfolio invests "primarily" in a certain type or style of investments, this normally means that the Portfolio will invest, under normal circumstances, at least 65% of its assets (as defined above) in that type or style of investments.

                   MORE ABOUT INVESTMENT STRATEGIES AND RISKS

--------------------------------------------------------------------------------

Information about each Portfolio's principal investments, investment practices and principal risks appears at the beginning of the Prospectus. The information below further describes the investment practices and risks pertinent to one or more of the Portfolios. Additional information about the investment practices of the Portfolios and risks pertinent to these practices is included in the Statement of Additional Information (SAI) (see the back cover of this Prospectus).

DERIVATIVE SECURITIES

The value of derivatives is based on certain underlying equity or fixed-income securities, interest rates, currencies or indices. They may be hard to sell and are very sensitive to changes in the underlying security, interest rate, currency or index, and as a result can be highly volatile. If the Manager or Subadvisor is wrong about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss.

In addition, the leverage associated with inverse floaters, a type of derivative, may result in greater volatility in their market value than other income-producing securities. With respect to mortgage-backed and asset-backed securities, if interest rates fall, the underlying mortgages and debt may be paid off, reducing the value of a Portfolio's investments.

FOREIGN SECURITIES

Foreign securities are issued by companies organized outside the U.S. and are traded in markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing. For example, foreign investments could be more difficult to sell than U.S. investments. They also may subject a Portfolio to risks different from investing in domestic securities. Investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investment in emerging market countries presents risks in greater degree than those presented by investment in foreign issuers in countries with developed securities markets and more advanced regulatory systems.

Some foreign securities may be issued by companies organized outside the U.S. and are traded only or primarily in trading markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing. Some foreign securities may be issued by companies organized outside the U.S. but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, American Depositary Receipts and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are not subject to all the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities traded in U.S. securities markets.

Many of the foreign securities in which the Portfolios invest will be denominated in foreign currencies. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Portfolios' assets. However, a Portfolio may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques."

LENDING OF PORTFOLIO SECURITIES

Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board of Directors. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, a Manager or Subadvisor will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

LOAN PARTICIPATION INTERESTS

Loan participation interests, also referred to as "Participations," are fractional interests in an underlying corporate loan and may be purchased from an agent bank, co-lenders, or other holders of Participations. There are three types of Participations which a Portfolio may purchase. A Participation in a novation of a corporate loan involves a Portfolio assuming all the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. Second, a Portfolio may purchase a Participation in an assignment of all or a portion of a lender's interest in a corporate loan, in which case a Portfolio may be required generally to rely on the assigning lender to demand payment and to enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the underlying corporate loan. Third, a Portfolio may also purchase a Participation in a portion of the rights of a lender in a corporate loan, in which case, a Portfolio will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights against the agent bank or borrower. The Portfolio must rely on the lending institution for that purpose.

The principal credit risk associated with acquiring Participations from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. A Portfolio may incur additional credit risk, however, when it is in the position of participant rather than co-lender because the Portfolio must then assume the risk of insolvency of the co-lender from which the Participation was purchased and that of any person interposed between the Portfolio and the co-lender.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

Mortgage-backed and asset-backed securities are derivative securities whose value is based on underlying pools of loans that may include interests in pools of lower-rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The Manager's or the Subadvisor's ability to correctly forecast interest rates and other economic factors will impact the success of investments in mortgage-backed and asset-backed securities. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and, if the security has been purchased at a premium, the amount of some or all of the premium may be lost in the event of prepayment.

RISK MANAGEMENT TECHNIQUES

Various techniques can be used to increase or decrease a Portfolio's exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

These practices can be used in an attempt to adjust the risk and return characteristics of their portfolios of investments. When a Portfolio uses such techniques in an attempt to reduce risk it is known as "hedging." If a Portfolio's Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

SWAP AGREEMENTS

Certain of the Portfolios may enter into interest rate, index and currency exchange rate swap agreements to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding that desired return.

Whether a Portfolio's use of swap agreements will be successful will depend on whether the Manager or the Subadvisor correctly predicts movements in interest rates, indices and currency exchange rates. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, with swap agreements the other party could go bankrupt and a Portfolio could lose the value of the security it should have received in the swap.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

Debt securities are often issued on a when-issued basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. During the period between purchase and settlement, no payment is made by the Portfolio and no interest accrues to the Portfolio. The market value of the when-issued securities on the settlement date may be more or less than the purchase price payable at settlement date. Similarly, a Portfolio may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedures and risks exist for forward commitments as for when-issued securities.

RISKS OF INVESTING IN HIGH YIELD DEBT
("JUNK BONDS")

High yield debt securities rated lower than Baa by Moody's or BBB by S&P or, if not rated, determined to be of equivalent quality by the Manager or Subadvisor are sometimes referred to as junk bonds and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

TEMPORARY DEFENSIVE INVESTMENTS

In times of unusual or adverse conditions, for temporary defensive purposes, or for liquidity purposes, each Portfolio may invest outside the scope of its principal investment focus. During such times, a Portfolio may not invest in accordance with its investment objective or investment strategies and, as a result, there is no assurance that the Portfolio will achieve its investment objective. Under such conditions, each Portfolio may invest without limit in money market and other investments. In addition, under such conditions, the International Equity Portfolio may invest without limit in equity securities of U.S. issuers and bonds and the High Yield Corporate Bond Portfolio may invest without limit in securities rated A or higher by Moody's or S&P and in U.S. government securities.

PORTFOLIO TURNOVER

Portfolio turnover measures the amount of trading a Portfolio does during the year. Due to their trading strategies, some of the Portfolios may experience a portfolio turnover rate of over 100%. Portfolio turnover information for each Portfolio is found in the Financial Highlights section. The use of certain investment strategies may generate increased portfolio turnover. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Portfolio).

                          THE FUND AND ITS MANAGEMENT

--------------------------------------------------------------------------------
                                                                               -

The Fund's Directors oversee the actions of the Manager and Subadvisors and decide on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business of the Fund.

     THE MANAGER

New York Life Investment Management LLC ("NYLIM" or the "Manager"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054, is the Manager to each Portfolio. NYLIM was formed as an independently managed indirect wholly-owned subsidiary of New York Life Insurance Company in April 2000. As of December 31, 2004, NYLIM and its affiliates managed approximately $189 billion in assets.

In conformity with the stated policies of the Portfolios, NYLIM administers each Portfolio's business affairs and manages the investment operations of each Portfolio and the composition of the portfolio of each Portfolio, subject to the supervision of the Board of Directors. These advisory services are provided pursuant to a Management Agreement with regard to the Floating Rate Portfolio and Investment Advisory Agreements with regard to the remaining Portfolios. NYLIM, with the approval of the Board of Directors, may select and employ Subadvisors and, if it does so, NYLIM monitors the Subadvisors' investment programs and results, and coordinates the investment activities of the Subadvisors to help ensure compliance with regulatory restrictions. The Subadvisors, subject to the supervision of NYLIM, are responsible for deciding which portfolio securities to purchase and sell for their respective Portfolios and for placing those Portfolios' portfolio transactions. NYLIM pays the fees of each Portfolio's Subadvisor. The Subadvisory Agreements can be terminated by NYLIM or by the Board of Directors, in which case the Subadvisors would no longer manage the Portfolio. NYLIM manages directly three Portfolios and retains Subadvisors for the remaining Portfolios as described below.

NYLIM also provides administrative services to each of the Portfolios. NYLIM provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolios excluding those maintained by the Portfolios' Custodian, except those as to which NYLIM has supervisory functions, and other than those being maintained by NYLIM or the Subadvisors. NYLIM pays the salaries and expenses of all personnel affiliated with the Portfolios, and all the operational expenses that are not the responsibility of the Portfolios, including the fees paid to the Subadvisor. These administrative services are provided to the Floating Rate Portfolio pursuant to the Management Agreement referenced above. These services are provided to the other Portfolios pursuant to separate Administration Agreements.

For the fiscal year ended December 31, 2004, no fees were paid on behalf of the Floating Rate Portfolio, as it had not commenced operations as of the date of this Prospectus for investment advisory and administrative services.

The 13 remaining Portfolios pay separate fees for advisory and administrative services. For the fiscal year ended December 31, 2004, the Fund, on behalf of these Portfolios, paid NYLIM an aggregate fee for investment advisory services performed at an annual percentage of the average daily net assets of that Portfolio as set forth below. In addition, each of the 13 Portfolios also pays NYLIM a monthly fee for administrative services performed and the facilities furnished by NYLIM at an annual rate of 0.20% of the average daily net assets of each Portfolio.

                                              ANNUAL RATE
                                              -----------
Bond Portfolio..............................     0.25%
Capital Appreciation Portfolio..............     0.36%
Cash Management Portfolio...................     0.25%
Common Stock Portfolio......................     0.25%
Convertible Portfolio.......................     0.36%
Government Portfolio........................     0.30%
High Yield Corporate Bond Portfolio.........     0.30%
S&P 500 Index Portfolio.....................     0.10%
Total Return Portfolio......................     0.32%
Value Portfolio.............................     0.36%
Income & Growth Portfolio...................     0.50%
Basic Value Portfolio.......................     0.60%
Growth Portfolio............................     0.50%

The payment of the investment management and the administration fees, as well as other operating expenses, will affect the S&P 500 Index Portfolio's ability to track the S&P 500(R) Index exactly.

NYLIM makes payments from its own resources to NYLIAC for providing a variety of recordkeeping, administrative, marketing, shareholder support and other services. These arrangements vary among the Portfolios and may amount to payments from NYLIM's own resources which are not expected to exceed .25% (exclusive of 12b-1 Fees) of the value of Portfolio assets. Payments from NYLIM's own resources do not change the purchase price of shares, the amount of shares that your investment purchases, the value of your shares, or the proceeds of any redemption.

Representatives of NYLIFE Securities, who solicit sales of the variable annuity products that invest in the Portfolios, may receive sales support from consultants employed by NYLIAC, who are also registered representatives of NYLIFE Securities/NYLIFE Distributors. These consultants may be eligible for additional compensation (by NYLIM, not the Fund) based on the proportion of initial premiums paid for the variable annuity product that are allocated to the Portfolios of the Fund.

Where NYLIM has retained a Subadvisor, the Subadvisor, under the supervision of NYLIM, is responsible for making the specific decisions about buying, selling and holding securities; selecting brokers and brokerage firms to trade for it; maintaining accurate records; and, if possible, negotiating favorable commissions and fees with the brokers and brokerage firms. For these services, the Subadvisor is paid a monthly fee by NYLIM, not the Portfolios. (See the SAI for the breakdown of fees.)

SUBADVISORS. Each Subadvisor is employed by NYLIM, subject to approval by the Board of Directors, and, where required, the shareholders of the applicable Portfolio. NYLIM recommends Subadvisors to the Fund's Board of Directors based upon its continuing quantitative and qualitative evaluation of the Subadvisor's skill in managing assets using specific investment styles and strategies.

Each Subadvisor has discretion to purchase and sell securities for the assets of its respective Portfolio in accordance with that Portfolio's investment objectives, policies and restrictions. Although the Subadvisors are subject to general supervision by the Fund's Board of Directors and NYLIM, these parties do not evaluate the investment merits of specific securities transactions.

MacKay Shields LLC, 9 West 57th Street, New York, New York 10019, is the Subadvisor to the Capital Appreciation, Cash Management, Convertible, Government, High Yield Corporate Bond, International Equity, Mid Cap Growth, Mid Cap Value, Small Cap Growth, Total Return and Value Portfolios. The firm was incorporated in 1969 as an independent advisory firm and was privately held until 1984 when it became a wholly-owned but autonomously managed subsidiary of New York Life Insurance Company ("New York Life"). MacKay Shields became a Delaware limited liability company in 1999. As of December 31, 2004, MacKay Shields managed approximately $39,208 million in assets.

American Century Investment Management, Inc., whose principal place of business is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111, serves as Subadvisor to the Income & Growth Portfolio. As of

December 31, 2004, American Century managed over $98 billion in assets.

The Dreyfus Corporation, whose principal place of business is 200 Park Avenue, New York, New York 10166, serves as Subadvisor to the Basic Value Portfolio. As of December 31, 2004, The Dreyfus Corporation managed approximately $158 billion in assets.

Eagle Asset Management, Inc., whose principal place of business is 880 Carillon Parkway, St. Petersburg, Florida 33716, serves as Subadvisor to the Growth Portfolio. Eagle Asset Management is a wholly-owned subsidiary of Raymond James Financial, Inc., which together with its subsidiaries, provides a wide range of financial services to retail and institutional clients. As of December 31, 2004, Eagle Asset Management managed over $10.4 billion in assets.

     PORTFOLIO MANAGERS

NYLIM and each Sub-Advisor uses a team of portfolio managers and analysts acting together to manage each Portfolio's investments. The senior members of each Portfolio's management team who are jointly and primarily responsible for the Portfolio's day-to-day management are set forth below:

BASIC VALUE PORTFOLIO -- Brian C. Ferguson, J. David Macey, William E. Costello and Robert J. Eastman

BOND PORTFOLIO -- Donald F. Serek, Thomas Volpe, Jr. and Michael J. Pagano

CAPITAL APPRECIATION PORTFOLIO -- Rudolph C. Carryl and Edmund C. Spelman

CASH MANAGEMENT PORTFOLIO -- Claude Athaide and Christopher Harms

COMMON STOCK PORTFOLIO -- Harvey Fram

CONVERTIBLE PORTFOLIO -- Edward Silverstein and Edmund C. Spelman

FLOATING RATE PORTFOLIO -- Anthony Malloy and Robert Dial

GOVERNMENT PORTFOLIO -- Gary Goodenough, Christopher Harms and Joseph Portera

GROWTH PORTFOLIO -- Duane Eatherly and Ashi Parikh

HIGH YIELD CORPORATE BOND PORTFOLIO -- Donald E. Morgan and J. Matthew Philo

INCOME & GROWTH PORTFOLIO -- Kurt Borgwardt, John Schniedwind and Zili Zhang

S&P 500 INDEX PORTFOLIO -- Francis Ok

TOTAL RETURN PORTFOLIO -- Rudolph C. Carryl, Gary Goodenough, Christopher Harms, Richard A. Rosen and Edmund C. Spelman

VALUE PORTFOLIO -- Richard A. Rosen

     PORTFOLIO MANAGER BIOGRAPHIES

The following section provides biographical information about each of the Portfolio's portfolio managers and certain other investment personnel. Additional information regarding the portfolio manager's compensation, other accounts managed by these portfolio managers and their ownership of shares of the Portfolios each manages is available in the Statement of Additional Information.

CLAUDE ATHAIDE, PH.D., CFA -- Mr. Athaide has managed the Cash Management Portfolio since March 1998. Mr. Athaide joined MacKay Shields in 1996 and became an Associate Director in 2001. Prior to joining MacKay Shields, Mr. Athaide taught graduate and undergraduate level statistics and computer programming courses at George Washington University and The Wharton School of the University of Pennsylvania and was a Quantitative Analyst with the Republic National Bank from May 1995 to August 1995. Mr. Athaide has over five years of investment experience. Mr. Athaide earned the right to use the Chartered Financial Analyst designation in 2000.

KURT BORGWARDT, CFA -- Mr. Borgwardt has managed the Income & Growth Portfolio since its inception. Mr. Borgwardt, Senior Vice President and Senior Portfolio Manager, joined American Century in August 1990. He has a bachelor of arts from Stanford University and an MBA with a specialization in finance from the University of Chicago. He is a CFA charterholder.

RUDOLPH C. CARRYL -- Mr. Carryl has managed the Capital Appreciation, Mid Cap Growth, Small Cap Growth and Total Return Portfolios since inception. Mr. Carryl is a Senior Managing Director of MacKay Shields. He joined MacKay Shields as a Director in 1992 and has 24 years of investment management and research experience. Mr. Carryl was Research Director and Senior Portfolio Manager at Value Line, Inc. from 1978 to 1992.

WILLIAM E. COSTELLO -- Mr. Costello manages the Basic Value Portfolio. He is a portfolio manager at The Dreyfus Corporation and a Vice President at The Boston Company. Asset Management LLC ("The Boston Company"), manages the Basic Value Portfolio Mr. Costello is a dual employee of The Dreyfus Corporation and The Boston Company, each of which is a wholly-owned subsidiary of Mellon Financial Corporation. He is also Director of Domestic Equity Research at The Boston Company and serves as the energy sector research analyst for Dreyfus' US Large Capitalization Value disciplines. Previously, Mr. Costello served as an analyst in The Boston Company US Small and Mid Capitalization Value

Investment Team. Prior to joining The Boston Company, he was a senior research analyst with Delphi Management, Inc., a value equity management firm in Boston. As an analyst at Delphi, Mr. Costello covered a wide range of global industries. He received an MBA, concentrating in Finance, from Boston University's School of Management and holds a Chartered Financial Analyst designation.

ROBERT DIAL -- Mr. Dial manages the Floating Rate Portfolio. He joined NYLIM in 2001 and is responsible for leveraged loan investments. Mr. Dial is a Managing Director. Prior to joining NYLIM, Mr. Dial was a Director in the Acquisition Finance Group at Fleet Securities where he was responsible for originating, structuring and distributing non-investment grade financings. Previously, he worked in leveraged finance capacities at Credit Lyonnais and at Chase Manhattan, where he completed the bank's formal credit training program. Mr. Dial earned a BA from Yale University and an MBA from the University of Chicago.

DUANE EATHERLY, CFA -- Mr. Eatherly is a portfolio manager of the Growth Portfolio. He has 11 years of investment experience and is the portfolio co-manager on Eagle's Institutional Growth team. Prior to joining Eagle in 1999, Mr. Eatherly served as Sector Manager for Technology Equities for Bank One Investment Advisors. He graduated in 1987 from Rose-Hulman Institute of Technology with a B.S. in Electrical Engineering and earned his M.B.A. with high distinction from Indiana University in 1992. Prior to attending Indiana University, Mr. Eatherly worked as an electrical engineer for Lockheed Corporation's F-117A Stealth Fighter Program. He is the holder of a Charter Financial Analyst designation.

ROBERT J. EASTMAN -- Mr. Eastman, portfolio manager at The Dreyfus Corporation and Senior Vice President at The Boston Company Asset Management LLC ("The Boston Company"), manages the Basic Value Portfolio serves as a quantitative research analyst. Mr. Eastman is a dual employee of The Dreyfus Corporation and The Boston Company, each of which is a wholly-owned subsidiary of Mellon Financial Corporation. Prior to joining The Boston Company, Mr. Eastman was a portfolio manager/quantitative analyst with Trinity Investment Management Corporation. He received his MBA from the Wharton School of Business. He holds a Chartered Financial Analyst designation.

BRIAN C. FERGUSON -- Mr. Ferguson, portfolio manager at The Dreyfus Corporation and Senior Vice President at The Boston Company Asset Management, LLC ("The Boston Company"), manages the Basic Value Portfolio. Mr. Ferguson is a dual employee of The Dreyfus Corporation and The Boston Company, each of which is a wholly-owned subsidiary of Mellon Financial Corporation. He is the Director of The Boston Company's US Large Cap Value Equity Portfolio Management Team and has been a member of Dreyfus since 1997. Brian holds an MBA from Columbia University's Business School with a concentration in Finance.

HARVEY FRAM, CFA -- Mr. Fram is the portfolio manager of the Common Stock and Mid Cap Core Portfolios. He joined NYLIM in March 2000. Mr. Fram was a Portfolio Manager and Research Strategist with Monitor Capital Advisors LLC from 1999 to 2001. Mr. Fram is responsible for the management of quantitative equity portfolios. Prior to joining Monitor, he was a quantitative equity research analyst at ITG, a technology based equity brokerage firm. Mr. Fram was awarded his Chartered Financial Analyst designation in 1999 and has an MBA from the Wharton School at the University of Pennsylvania.

GARY GOODENOUGH -- Mr. Goodenough became a manager of the Government Portfolio and the Total Return Portfolio in July 2000. Mr. Goodenough joined MacKay Shields as Managing Director and Co-Head of the Bond Team in 2000. Prior to joining MacKay Shields, Mr. Goodenough was a Senior Portfolio Manager at Loomis Sayles & Co. from December 1993 to May 2000. Prior to this, he was a Managing Director at Bear Stearns & Company and was a Managing Director of High Yield Bonds and Global Bonds at Salomon Brothers.

CHRISTOPHER HARMS -- Mr. Harms has managed the Total Return Portfolio since July 2000, the Government Portfolio from April 1999 until July 2000 and the Cash Management Portfolio since 2004. Mr. Harms is a Managing Director of MacKay Shields. Mr. Harms joined MacKay Shields as a Director in 1991 with more than 10 years prior investment management and research experience. Prior to joining the firm, Mr. Harms was employed at Bear Stearns in the Asset Management Division as a fixed income portfolio manager.

J. DAVID MACEY -- Mr. Macey manages the Basic Value Portfolio. He is a Senior Vice President at The Dreyfus Corporation and The Boston Company Asset Management, LLC ("The Boston Company"), manages the Basic Value Portfolio. Mr. Macey is a dual employee of The Dreyfus Corporation and The Boston Company, each of which is a wholly-owned subsidiary of Mellon Financial Corporation. He is responsible for the banking, brokers, insurance, savings and loan associations and REITs sectors. Mr. Macey also serves as the Chairman of Domestic Equity Research of The Boston Company. Prior to joining The Boston Company, he served as a vice president at Shawmut Bank, N.A. where he was responsible for investment research and corporate finance. He holds a BS from Massachusetts Institute of Technology and an MS from Northeastern University. Mr. Macey also completed four years of study in Finance in the Doctoral Program at the Harvard University Graduate School of Business Administration. In addition, he was a Research Associate at the Harvard University Graduate School of Business

Administration and holds a Chartered Financial Analyst designation.

ANTHONY MALLOY -- Mr. Malloy manages the Floating Rate Portfolio. He has been an employee of NYLIM since March 1999 and is a Managing Director. He is responsible for the management of NYLIM's leveraged loan business. Prior to joining NYLIM, Mr. Malloy spent five years at J.P. Morgan as Vice President in the Debt Capital Markets group and as a Vice President and senior relationship manager in the Loan Capital Markets group. Earlier in his career, Mr. Malloy was the Head of Risk Management in the Derivatives group at The Toronto-Dominion Bank. Mr. Malloy received a BA in English and Economics from Middlebury College and a MBA in Finance from New York University.

DONALD E. MORGAN, CFA -- Mr. Morgan has managed the High Yield Corporate Bond Portfolio since 1999. Mr. Morgan is a Managing Director and Head of the High Yield Division at MacKay Shields. He joined MacKay Shields in 1997 as an Associate Director, and was promoted to Director in 1999 and to Managing Director in 2000. Prior to joining MacKay Shields, he was a High Yield Analyst with Fidelity Management & Research. Prior thereto, he was an Engineer at QuesTech Inc. Mr. Morgan earned the right to use the Chartered Financial Analyst designation in 1998, and has 8 years experience in investment management and research.

FRANCIS J. OK -- Mr. Ok manages the S&P 500 Index Portfolio and is responsible for managing and running NYLIM Quantitative Strategies' trading desk. Mr. Ok has been an employee of NYLIM since March 2000. Previously, Mr. Ok was a portfolio manager and managed the trading desk at Monitor Capital Advisors LLC since 1994. Mr. Ok holds a B.S. in Economics from Northeastern University.

MICHAEL J. PAGANO -- Mr. Pagano is a Director in New York Life Investment Management's Securities Investment Group. His primary focus is on the investment-grade corporate bond portfolios. Prior to joining The Company in June, 2003, Mr. Pagano was a Vice-President and fixed income portfolio manager at Fiduciary Asset Management where he managed fixed income portfolios benchmarked against the Lehman Aggregate Index. Earlier in his career, Mr. Pagano was an institutional mortgage-backed and structured products sales specialist at Merrill Lynch and Banc of America Securities, as well as Director of Marketing for Neuberger & Berman's Wrap Fee Management Group. Mr. Pagano holds a B.A. in Economics and Political Science from Amherst College and an M.B.A., with a concentration in finance, from the University of Chicago Graduate School of Business.

ASHI PARIKH -- Mr. Parikh has managed the Growth Portfolio since April 1999. He is Chief Investment Officer and Senior Managing Director of the Institutional Growth Advisers Division of Eagle Asset Management, Inc. Mr. Parikh joined Eagle in 1999 from Banc One Investment Advisors, Inc., where he was Managing Director of their Growth Equity Team. He joined Banc One Corporation in 1992 and Banc One Investment Advisors in 1994.

J. MATTHEW PHILO, CFA -- Mr. Philo has managed the High Yield Corporate Bond Portfolio since 2001. Mr. Philo joined MacKay Shields in 1996 from Thorsell, Parker Partners Inc. where he was an analyst and portfolio manager focusing on mid-cap companies. He was previously with Moran Asset Management as an equity portfolio manager and analyst. Mr. Philo has earned the right to use the Chartered Financial Analyst designation and has 19 years of investment management and research experience. He received a BA in Economics from the State University of New York at Albany and a MBA in Finance from New York University.

JOSEPH PORTERA -- Mr. Portera has managed the Government Portfolio since July 2000. Mr. Portera is a Managing Director of MacKay Shields specializing in foreign and domestic government bonds. He returned to MacKay Shields in December 1996 after working at Fiduciary Trust Company International as a portfolio manager in international bonds. Mr. Portera joined MacKay Shields in 1991.

RICHARD A. ROSEN -- Mr. Rosen has managed the Mid Cap Value and the Value Portfolios since 1999 and the Total Return Portfolio since 2004. Mr. Rosen is a Senior Managing Director of MacKay Shields and specializes in equity securities. He joined MacKay Shields in January 1999 after working as a Managing Director and equity portfolio manager at Prudential Investments from August 1991 to January 1999.

JOHN SCHNIEDWIND, CFA -- Mr. Schniedwind has managed the Income & Growth Portfolio since its inception. Mr. Schniedwind, Chief Investment
Officer -- Quantitative Equity, joined American Century in 1982. He has degrees from Purdue University and an MBA in finance from the University of California-Berkeley. He is a CFA charterholder.

DONALD F. SEREK -- Mr. Serek has managed the Bond Portfolio since April 2000. He has been a Portfolio Manager with NYLIM since April 2000. He joined New York Life in 1997 as a corporate bond specialist. Prior thereto, he was a Senior Analyst at Citicorp Securities where he analyzed global power, sovereign, supranational, telecommunications and media issuers for five years. Earlier in his career he held positions in Citibank's Corporate Financial Analysis and International Banking and Finance Groups.

EDWARD SILVERSTEIN -- Mr. Silverstein has managed the Convertible Portfolio since 2001. Mr. Silverstein joined MacKay Shields in 1998 as an Associate and was a Research Analyst in the Equity Division. He became an Associate Director in 2000. Prior to joining MacKay Shields, Mr. Silverstein was a portfolio manager at The Bank of New York from 1995 to 1998.

EDMUND C. SPELMAN -- Mr. Spelman has managed the Convertible Portfolio since September 1999 and has managed the Capital Appreciation, Mid Cap Growth, Small Cap Growth and Total Return Portfolios since inception. Mr. Spelman is a Senior Managing Director of MacKay Shields and specializes in equity securities. He joined MacKay Shields in 1991 after working as a securities analyst at Oppenheimer & Co., Inc. from 1984 to 1991.

THOMAS VOLPE, JR. -- Mr. Volpe became a portfolio manager of the Bond Portfolio in April 2003. Mr. Volpe is a Second Vice President in NYLIM's Securities Investment Group. He joined the Public Fixed Income Group of NYLIM in May 2000. Prior to that, he was a Treasury Cash Manager for the Treasury Department of New York Life Insurance Company where he earned the credential of Certified Cash Manager. He has been employed by New York Life Insurance Company since 1989 and has held a number of positions in the Securities Operations and Treasury Cash Management areas. Mr. Volpe holds a BA in Economics from the State University of New York at Albany and a MBA in Finance from Adelphi University.

ZILI ZHANG -- Mr. Zhang, Vice President and Portfolio Manager/Director of Quantitative Research, joined American Century in January 1997 as a research analyst. He became a portfolio manager in 2002. He also manages the quantitative research team. He has a bachelor's degree in physics from the University of Science and Technology of China and a Ph.D in theoretical physics from the University of Texas at Austin.

                       PURCHASE AND REDEMPTION OF SHARES

--------------------------------------------------------------------------------
                                                                               -

FAIR VALUATION, MARKET TIMING, AND PORTFOLIO HOLDINGS DISCLOSURE

Determining the Portfolio's Share Prices (NAV) and the Valuation of Securities

Shares in each of the Portfolios are offered to and are redeemed by the Separate Accounts at a price equal to their respective net asset value, or NAV, per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolios' shares.

Each Portfolio of the Fund generally calculates the value of its investments (also known as its net asset value, or NAV) at the close of regular trading on the New York Stock Exchange (usually 4:00 pm eastern time) every day the Exchange is open. The NAV per share for a class of shares is determined by dividing the value of a Portfolio's net assets attributable to that class by the number of shares of that class outstanding on that day. The value of a Portfolio's investments is generally based on current market prices (amortized cost, in the case of the Cash Management Portfolio). If current market values are not available or, in the judgment of the Manager, do not accurately reflect the fair value of a security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of a Portfolio's securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless the Manager or Subadvisor, in consultation with the Subadvisor, deems a particular event would materially affect NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. A Portfolio may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares. The NAV of a Portfolio's shares may change on days when shareholders will not be able to purchase or redeem shares.

The Board has adopted valuation procedures for the Fund and has delegated day-to-day responsibility for fair value determinations to the Fund's Valuation Committee. Determinations of the Valuation Committee are subject to review and ratification by the Board at its next scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The Fund expects to use fair value pricing for securities actively traded on U.S. exchanges only under limited circumstances (e.g., for thinly-traded securities where the market quotation is deemed unreliable, in response to security trading halts, or when an exchange closes early or does not open.) Certain Portfolios of the Fund may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, the Fund's fair valuation procedures include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available.

Excessive Purchases and Redemptions or Exchanges

The interests of the Fund's shareholders and the Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a Portfolio's investment strategies or negatively impact Portfolio performance. For example, the Manager or a Portfolio's Subadvisor might have to maintain more of a Portfolio's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. Shareholders that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by long-term shareholders.

The Fund is not intended to be used as a vehicle for short-term trading, and the Fund's Board of Directors has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of each Portfolio's shares in order to protect long-term shareholders of the Fund. Each Portfolio of the Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase, exchange or transfer order for any reason.

Shares of the Portfolios are generally held through insurance company separate accounts. The ability of the Fund to monitor transfers made by the contract holders in separate accounts maintained by New York Life Insurance and Annuity Corporation ("NYLIAC") is limited by the omnibus nature of these accounts. The Fund does not maintain data regarding individual contract holder transactions. The Fund's policy is that the Portfolios must rely on NYLIAC to both monitor market timing within a Portfolio and attempt to prevent it through its own policies and procedures. In situations in which the Fund becomes aware of possible market timing activity, it will notify NYLIAC in order to help facilitate the enforcement of its market timing policies and procedures. The Fund reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from NYLIAC that the Fund determines not to be in the best interest of the Portfolios. Contract holders should refer to the product prospectus for a description of the methods that NYLIAC may utilize to monitor and detect excessive or frequent trading in Portfolio shares. NYLIAC or the Fund may modify their procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the prevention or detection of excessive or frequent trading or to address specific circumstances.

While NYLIAC and the Fund discourage excessive short-term trading, there is no assurance that they will be able to detect all market timing activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. Neither NYLIAC nor the Fund has any arrangements to permit or accommodate frequent or excessive short-term trading.

Portfolio Holdings Information

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities holdings is available in the Fund's Statement of Additional Information. The Fund publishes quarterly a list of each Portfolio's ten largest holdings and publishes monthly a complete schedule of each Portfolio's holdings on the internet at www.mainstayfunds.com. You may also obtain this information by calling toll-free 1-800-598-2019. The portfolio holdings are made available as of the last day of each calendar month, approximately 30 days after the end of that month. In addition, disclosure of each Portfolio's top ten holdings is made quarterly approximately 15 days after the end of each fiscal quarter. The quarterly top ten holdings information is also provided in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

--------------------------------------------------------------------------------
                                                                               -

     TAXES

Each Portfolio intends to elect and to qualify to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If each Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each Portfolio will be relieved of federal income tax on the amounts distributed.

In order for the Separate Accounts to comply with regulations under Section 817(h) of the Code, each Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of each Separate Account's proportionate share of the assets owned by each of the regulated investment companies in which it owns shares is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable.

Since the sole shareholders of the Fund will be Separate Accounts, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the Policies, see the attached prospectus for the Policy.

     DIVIDENDS AND DISTRIBUTIONS

The Cash Management Portfolio (which seeks to maintain a constant net asset value of $1.00 per share) will declare a dividend of its net investment income daily and distribute such dividend monthly; a shareholder of that Portfolio begins to earn dividends on the next business day following the receipt of the shareholder's investment by the Portfolio. Each Portfolio other than the Cash Management Portfolio declares and distributes a dividend of net investment income, if any, annually. Shareholders of each Portfolio, other than the Cash Management Portfolio, will begin to earn dividends on the first business day after the shareholder's purchase order has been received. Distributions reinvested in shares will be made after the first business day of each month following declaration of the dividend. Each Portfolio will distribute its net long-term capital gains, if any, after utilization of any capital loss carryforwards after the end of each fiscal year. The Portfolios may declare an additional distribution of investment income and capital gains in October, November or December (which would be paid before February 1 of the following year) to avoid the excise tax on income not distributed in accordance with the applicable timing requirements.

                              GENERAL INFORMATION

--------------------------------------------------------------------------------
                                                                               -

     CUSTODIAN

For the Bond and Common Stock Portfolios, JP Morgan Chase & Co., 3 Chase Metro Tech Center, Brooklyn, New York 11245 is the custodian of the Portfolios' assets. For the remaining Portfolios, The Bank of New York, 100 Church Street, New York, New York 10286 is the custodian of the Portfolios' assets.

                              FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the Portfolios' financial performance for the past five years or, if shorter, the period of a Portfolio's operations. Certain information reflects financial results for a single portfolio share outstanding throughout each of the periods presented. The total returns in the table represent the rate that an investor would have earned on an investment in that portfolio (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's Financial Statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

No financial highlights are provided for the Floating Rate Portfolio, as it had not commenced operations as of the date of this prospectus.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                 MAINSTAY VP BOND PORTFOLIO
                                                              ----------------------------------------------------------------
                                                                                       INITIAL CLASS
                                                              ----------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                                2004          2003          2002          2001          2000
SELECT PER SHARE DATA AND RATIOS                              ----------------------------------------------------------------
Net asset value at beginning of period......................  $  13.41      $  13.73      $  13.11      $  12.59      $  12.24
                                                              --------      --------      --------      --------      --------
Net investment income.......................................      0.47          0.52(b)       0.60          0.65          0.85
Net realized and unrealized gain (loss) on investments......      0.08          0.10          0.64          0.52          0.35
                                                              --------      --------      --------      --------      --------
Total from investment operations............................      0.55          0.62          1.24          1.17          1.20
                                                              --------      --------      --------      --------      --------
Less dividends and distributions:
  From net investment income................................     (0.50)        (0.59)        (0.61)        (0.65)        (0.85)
  From net realized gain on investments.....................     (0.15)        (0.35)        (0.01)           --            --
                                                              --------      --------      --------      --------      --------
Total dividends and distributions...........................     (0.65)        (0.94)        (0.62)        (0.65)        (0.85)
                                                              --------      --------      --------      --------      --------
Net asset value at end of period............................  $  13.31      $  13.41      $  13.73      $  13.11      $  12.59
                                                              ========      ========      ========      ========      ========
Total investment return.....................................      4.09%         4.52%         9.48%         9.27%         9.82%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................      3.36%         3.75%         4.93%         5.66%         6.37%
  Expenses..................................................      0.54%         0.54%         0.52%         0.52%         0.51%
Portfolio turnover rate.....................................       335%          149%           76%           54%           58%
Net assets at end of period (in 000's)......................  $421,046      $485,033      $481,740      $372,983      $257,573

------------

(a)  Commencement of Operations.
(b)  Per Share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Total return is not annualized.
(e)  Less than one tenth of a percent.
(f)  Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                       MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO
                                                       --------------------------------------------------------------------------
                                                                                     INITIAL CLASS
                                                       --------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                         2004           2003           2002           2001              2000
SELECT PER SHARE DATA AND RATIOS                       --------------------------------------------------------------------------
Net asset value at beginning of period...............  $  20.70      $    16.33      $  23.64      $    30.81        $    36.98
                                                       --------      ----------      --------      ----------        ----------
Net investment income (loss).........................      0.05            0.04(b)       0.02            0.02             (0.05)(b)
Net realized and unrealized gain (loss) on
  investments........................................      0.81            4.37         (7.31)          (7.17)            (3.73)
                                                       --------      ----------      --------      ----------        ----------
Total from investment operations.....................      0.86            4.41         (7.29)          (7.15)            (3.78)
                                                       --------      ----------      --------      ----------        ----------
Less dividends and distributions:
  From net investment income.........................     (0.05)          (0.04)        (0.02)          (0.02)               --
  From net realized gain on investments..............        --              --            --              --             (2.39)
                                                       --------      ----------      --------      ----------        ----------
Total dividends and distributions....................     (0.05)          (0.04)        (0.02)          (0.02)            (2.39)
                                                       --------      ----------      --------      ----------        ----------
Net asset value at end of period.....................  $  21.51      $    20.70      $  16.33      $    23.64        $    30.81
                                                       ========      ==========      ========      ==========        ==========
Total investment return..............................      4.16%          26.99%       (30.83%)        (23.22%)          (10.72%)
Ratios (to average net assets)/Supplemental Data:
  Net investment income (loss).......................      0.24%           0.20%         0.11%           0.09%            (0.15%)
  Expenses...........................................      0.65%           0.64%         0.64%           0.63%             0.63%
Portfolio turnover rate..............................        34%             26%           72%             46%               33%
Net assets at end of period (in 000's)...............  $929,227      $1,011,538      $842,410      $1,345,799        $1,813,776

------------

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                           MAINSTAY VP CASH MANAGEMENT PORTFOLIO
                                                              ----------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                                2004          2003          2002          2001          2000
SELECT PER SHARE DATA AND RATIOS                              ----------------------------------------------------------------
Net asset value at beginning of year........................  $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                              --------      --------      --------      --------      --------
Net investment income.......................................      0.01          0.01          0.01          0.04          0.06
Net realized and unrealized gain on investments.............      0.00(a)       0.00(a)       0.00(a)       0.00(a)         --
                                                              --------      --------      --------      --------      --------
Total from investment operations............................      0.01          0.01          0.01          0.04          0.06
                                                              --------      --------      --------      --------      --------
Less dividends and distributions:
  From net investment income................................     (0.01)        (0.01)        (0.01)        (0.04)        (0.06)
  From net realized gain on investments.....................     (0.00)(a)     (0.00)(a)     (0.00)(a)     (0.00)(a)        --
                                                              --------      --------      --------      --------      --------
Total dividends and distributions...........................     (0.01)        (0.01)        (0.01)        (0.04)        (0.06)
                                                              --------      --------      --------      --------      --------
Net asset value at end of year..............................  $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                              ========      ========      ========      ========      ========
Total investment return.....................................      0.85%         0.67%         1.36%         3.84%         6.06%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................      0.83%         0.67%         1.33%         3.57%         5.87%
  Expenses..................................................      0.55%         0.55%         0.55%         0.54%         0.52%
Net assets at end of year (in 000's)........................  $308,660      $359,974      $518,348      $481,171      $305,915

------------

(a)  Less than one cent per share.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                              MAINSTAY VP COMMON STOCK PORTFOLIO
                                                             --------------------------------------------------------------------
                                                                                        INITIAL CLASS
                                                             --------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                               2004          2003          2002           2001            2000
SELECT PER SHARE DATA AND RATIOS                             --------------------------------------------------------------------
Net asset value at beginning of period.....................  $  18.75      $  14.98      $  19.99      $    24.28      $    27.78
                                                             --------      --------      --------      ----------      ----------
Net investment income......................................      0.28(c)       0.17(b)       0.16            0.14            0.15
Net realized and unrealized gain (loss) on investments.....      1.77          3.78         (5.01)          (4.29)          (1.06)
                                                             --------      --------      --------      ----------      ----------
Total from investment operations...........................      2.05          3.95         (4.85)          (4.15)          (0.91)
                                                             --------      --------      --------      ----------      ----------
Less dividends and distributions:
  From net investment income...............................     (0.28)        (0.18)        (0.16)          (0.14)          (0.15)
  From net realized gain on investments....................        --            --            --              --           (2.44)
                                                             --------      --------      --------      ----------      ----------
Total dividends and distributions..........................     (0.28)        (0.18)        (0.16)          (0.14)          (2.59)
                                                             --------      --------      --------      ----------      ----------
Net asset value at end of period...........................  $  20.52      $  18.75      $  14.98      $    19.99      $    24.28
                                                             ========      ========      ========      ==========      ==========
Total investment return....................................     10.90%        26.37%       (24.25%)        (17.09%)         (3.34%)
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income....................................      1.44%(c)      1.05%         0.89%           0.66%           0.55%
  Expenses.................................................      0.53%         0.52%         0.51%           0.50%           0.50%
Portfolio turnover rate....................................       151%           72%          120%             93%             77%
Net assets at end of period (in 000's).....................  $923,660      $864,373      $731,686      $1,059,832      $1,331,634

------------

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per
     share and 0.27%, respectively, resulting from a special
     one-time dividend from Microsoft Corp. that paid $3.00 per share.
(d)  Total return is not annualized.
(e)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                             MAINSTAY VP CONVERTIBLE PORTFOLIO
                                                              ----------------------------------------------------------------
                                                                                       INITIAL CLASS
                                                              ----------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                                2004          2003          2002          2001          2000
SELECTED PER SHARE DATA AND RATIOS                            ----------------------------------------------------------------
Net asset value at beginning of period......................  $  10.82      $   9.04      $  10.11      $  10.71      $  12.68
                                                              --------      --------      --------      --------      --------
Net investment income.......................................      0.21          0.27(b)       0.28          0.36(c)       0.42
Net realized and unrealized gain (loss) on investments......      0.45          1.74         (1.08)        (0.58)(c)     (1.00)
                                                              --------      --------      --------      --------      --------
Total from investment operations............................      0.66          2.01         (0.80)        (0.22)        (0.58)
                                                              --------      --------      --------      --------      --------
Less dividends and distributions:
  From net investment income................................     (0.22)        (0.23)        (0.27)        (0.38)        (0.42)
  From net realized gain on investments.....................        --            --            --            --         (0.97)
                                                              --------      --------      --------      --------      --------
Total dividends and distributions...........................     (0.22)        (0.23)        (0.27)        (0.38)        (1.39)
                                                              --------      --------      --------      --------      --------
Net asset value at end of period............................  $  11.26      $  10.82      $   9.04      $  10.11      $  10.71
                                                              ========      ========      ========      ========      ========
Total investment return.....................................      6.11%        22.23%        (7.91%)       (2.18%)       (5.02%)
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................      1.94%         2.71%         2.97%         3.86%(c)      4.25%
  Expenses..................................................      0.66%         0.67%         0.67%         0.67%         0.66%
Portfolio turnover rate.....................................       108%           76%           95%          171%          183%
Net assets at end of period (in 000's)......................  $291,995      $292,043      $204,263      $202,564      $168,085

------------

(a)  Commencement of Operations.
(b) Per share data based on average shares outstanding during the period.
(c) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting
     Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

          Decrease net investment income....................  $(0.00)(e)
          Increase net realized and unrealized gains and
           losses...........................................    0.00(e)
          Decrease ratio of net investment income...........   (0.11%)

(d)  Total return is not annualized.
(e)  Less than one cent per share.
(f)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                              MAINSTAY VP GOVERNMENT PORTFOLIO
                                                              ----------------------------------------------------------------
                                                                                       INITIAL CLASS
                                                              ----------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                                2004          2003          2002          2001          2000
SELECT PER SHARE DATA AND RATIOS                              ----------------------------------------------------------------
Net asset value at beginning of period......................  $  10.73      $  11.05      $  10.35      $  10.11      $   9.56
                                                              --------      --------      --------      --------      --------
Net investment income.......................................      0.45          0.36(b)       0.31          0.42(c)       0.62
Net realized and unrealized gain (loss) on investments......     (0.09)        (0.15)         0.71          0.25(c)       0.55
                                                              --------      --------      --------      --------      --------
Total from investment operations............................      0.36          0.21          1.02          0.67          1.17
                                                              --------      --------      --------      --------      --------
Less dividends:
  From net investment income................................     (0.46)        (0.53)        (0.32)        (0.43)        (0.62)
                                                              --------      --------      --------      --------      --------
Net asset value at end of period............................  $  10.63      $  10.73      $  11.05      $  10.35      $  10.11
                                                              ========      ========      ========      ========      ========
Total investment return.....................................      3.33%         1.88%         9.85%         6.64%        12.22%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................      3.63%         3.25%         3.94%         5.01%(c)      6.29%
  Expenses..................................................      0.59%         0.59%         0.59%         0.60%         0.60%
Portfolio turnover rate.....................................       113%          106%          146%          137%          311%
Net assets at end of period (in 000's)                        $275,674..    $359,332      $432,816      $223,387      $130,390

------------

(a)  Commencement of Operations.
(b) Per share data based on average shares outstanding during the period.
(c) As required, effective January 1, 2001, the portfolio has adopted the provisions of the AICPA Audit and Accounting
     Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

          Decrease net investment income....................  $(0.04)
          Increase net realized and unrealized gains and
           losses...........................................    0.04
          Decrease ratio of net investment income...........   (0.39%)

(d)  Total Return is not annualized.
(e)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                     MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO
                                                         ------------------------------------------------------------------------
                                                                                      INITIAL CLASS
                                                         ------------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                            2004            2003           2002          2001            2000
SELECT PER SHARE DATA AND RATIOS                         ------------------------------------------------------------------------
Net asset value at beginning of period.................  $     9.41      $     7.39      $   8.09      $   8.72        $  10.69
                                                         ----------      ----------      --------      --------        --------
Net investment income..................................        0.70            0.75(b)       0.85          1.05(c)         1.32
Net realized and unrealized gain (loss) on
  investments..........................................        0.47            1.93         (0.67)        (0.64)(c)       (1.96)
Net realized and unrealized gain (loss) on foreign
  currency.............................................        0.02            0.01         (0.02)         0.01            0.02
                                                         ----------      ----------      --------      --------        --------
Total from investment operations.......................        1.19            2.69          0.16          0.42           (0.62)
                                                         ----------      ----------      --------      --------        --------
Less dividends and distributions:
  From net investment income...........................       (0.70)          (0.67)        (0.86)        (1.05)          (1.35)
  From net realized gain on investments................          --              --            --            --           (0.00)(d)
                                                         ----------      ----------      --------      --------        --------
Total dividends and distributions......................       (0.70)          (0.67)        (0.86)        (1.05)          (1.35)
                                                         ----------      ----------      --------      --------        --------
Net asset value at end of period.......................  $     9.90      $     9.41      $   7.39      $   8.09        $   8.72
                                                         ==========      ==========      ========      ========        ========
Total investment return................................       12.72%          36.37%         2.05%         4.91%          (5.87%)
Ratios (to average net assets)/Supplemental Data:
  Net investment income................................        7.40%           8.51%        10.44%        11.61%(c)       12.10%
  Expenses.............................................        0.59%           0.60%         0.60%         0.58%           0.60%
Portfolio turnover rate................................          39%             43%           49%           56%             64%
Net assets at end of period (in 000's).................  $1,167,527      $1,114,766      $696,500      $684,738        $616,807

------------

(a)  Commencement of Operations.
(b) Per share data based on average shares outstanding during the period.
(c) As required, effective January 1, 2001 the Portfolio has adopted the provisions of the AICPA Audit and Accounting
     Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

          Decrease net investment income....................  $(0.00)(d)
          Increase net realized and unrealized gains and
           losses...........................................    0.00(d)
          Decrease ratio of net investment income...........   (0.03%)

(d)  Less than one cent per share.
(e)  Total return is not annualized.
(f)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                           MAINSTAY VP S&P 500 INDEX PORTFOLIO
                                                         ------------------------------------------------------------------------
                                                                                      INITIAL CLASS
                                                         ------------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                            2004            2003           2002           2001            2000
SELECTED PER SHARE DATA AND RATIOS                       ------------------------------------------------------------------------
Net asset value at beginning of period.............      $    22.40      $    17.68      $  23.14      $    26.88      $    30.50
                                                         ----------      ----------      --------      ----------      ----------
Net investment income..............................            0.37(b)(c)       0.27(b)      0.26            0.25            0.27
Net realized and unrealized gain (loss) on
  investments......................................            1.98            4.72         (5.40)          (3.49)          (3.10)
                                                         ----------      ----------      --------      ----------      ----------
Total from investment operations...................            2.35            4.99         (5.14)          (3.24)          (2.83)
                                                         ----------      ----------      --------      ----------      ----------
Less dividends and distributions:
  From net investment income.......................           (0.37)          (0.27)        (0.26)          (0.25)          (0.27)
  From net realized gain on investments............              --              --         (0.06)          (0.25)          (0.52)
  Return of capital................................              --           (0.00)(d)        --              --              --
                                                         ----------      ----------      --------      ----------      ----------
Total dividends and distributions..................           (0.37)          (0.27)        (0.32)          (0.50)          (0.79)
                                                         ----------      ----------      --------      ----------      ----------
Net asset value at end of period...................      $    24.38      $    22.40      $  17.68      $    23.14      $    26.88
                                                         ==========      ==========      ========      ==========      ==========
Total investment return............................           10.49%          28.19%       (22.21%)        (12.11%)         (9.32%)
Ratios (to average net assets)/Supplement Data:
  Net investment income............................            1.64%(c)        1.40%         1.25%           1.01%           0.94%
  Expenses.........................................            0.39%           0.39%         0.38%           0.37%           0.37%
Portfolio turnover rate............................               3%              3%            5%              4%              6%
Net assets at end of period (in 000's).............      $1,322,061      $1,239,412      $977,306      $1,326,940      $1,527,577

------------

(a)  Commencement of Operations.
(b)  Per Share data based on average shares outstanding during the period.
(c)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.07 per
     share and 0.32%, respectively, resulting from a special
     one-time dividend from Microsoft Corp. that paid $3.00 per share.
(d)  Less than one cent per share.
(e)  Total Return is not annualized.
(f)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                             MAINSTAY VP TOTAL RETURN PORTFOLIO
                                                              ----------------------------------------------------------------
                                                                                       INITIAL CLASS
                                                              ----------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31
                                                                2004          2003          2002          2001          2000
SELECT PER SHARE DATA AND RATIOS                              ----------------------------------------------------------------
Net asset value at beginning of period......................  $  15.93      $  13.55      $  16.69      $  19.21      $  22.36
                                                              --------      --------      --------      --------      --------
Net investment income.......................................      0.28(c)       0.27(d)       0.37          0.44(b)       0.43
Net realized and unrealized gain (loss) on investments......      0.74          2.39         (3.13)        (2.49)(b)     (1.36)
                                                              --------      --------      --------      --------      --------
Total from investment operations............................      1.02          2.66         (2.76)        (2.05)        (0.93)
                                                              --------      --------      --------      --------      --------
Less dividends and distributions:
  From net investment income................................     (0.28)        (0.28)        (0.38)        (0.44)        (0.43)
  From net realized gain on investments.....................        --            --            --         (0.03)        (1.79)
                                                              --------      --------      --------      --------      --------
Total dividends and distributions...........................     (0.28)        (0.28)        (0.38)        (0.47)        (2.22)
                                                              --------      --------      --------      --------      --------
Net asset value at end of period............................  $  16.67      $  15.93      $  13.55      $  16.69      $  19.21
                                                              ========      ========      ========      ========      ========
Total investment return.....................................      6.37%        19.68%       (16.57%)      (10.69%)       (4.36%)
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income.....................................      1.64%(c)      1.87%         2.28%         2.42%(b)      2.05%
  Expenses..................................................      0.62%         0.61%         0.61%         0.59%         0.59%
Portfolio turnover rate.....................................       111%           69%          101%          125%          120%
Net assets at end of period (in 000's)......................  $523,683      $558,181      $498,484      $679,154      $805,862

------------

(a)  Commencement of Operations.
(b) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting
     Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not yet been restated to reflect this change in presentation.

          Decrease net investment income....................  $(0.02)
          Increase net realized and unrealized gains and
           losses...........................................    0.02
          Decrease ratio of net investment income...........   (0.12%)

(c)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.01 per
     share and 0.05%, respectively, resulting from a special
     one-time dividend from Microsoft Corp. that paid $3.00 per share.
(d)  Per Share data based on average shares outstanding during the period.
(e)  Total Return is not annualized.
(f)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                   MAINSTAY VP VALUE PORTFOLIO
                                                                 ----------------------------------------------------------------
                                                                                          INITIAL CLASS
                                                                 ----------------------------------------------------------------
                                                                                     YEAR ENDED DECEMBER 31,
                                                                   2004          2003          2002          2001          2000
SELECT PER SHARE DATA AND RATIOS                                 ----------------------------------------------------------------
Net asset value at beginning of period.....................      $  14.96      $  11.91      $  15.35      $  16.21      $  15.00
                                                                 --------      --------      --------      --------      --------
Net investment income......................................          0.18          0.21(b)       0.20          0.23          0.20
Net realized and unrealized gain (loss) on investments.....          1.51          3.04         (3.43)        (0.15)         1.73
                                                                 --------      --------      --------      --------      --------
Total from investment operations...........................          1.69          3.25         (3.23)         0.08          1.93
                                                                 --------      --------      --------      --------      --------
Less dividends and distributions:
  From net investment income...............................         (0.18)        (0.20)        (0.19)        (0.23)        (0.21)
  From net realized gain on investments....................            --            --         (0.02)        (0.71)        (0.51)
                                                                 --------      --------      --------      --------      --------
Total dividends and distributions..........................         (0.18)        (0.20)        (0.21)        (0.94)        (0.72)
                                                                 --------      --------      --------      --------      --------
Net asset value at end of period...........................      $  16.47      $  14.96      $  11.91      $  15.35      $  16.21
                                                                 ========      ========      ========      ========      ========
Total investment return....................................         11.28%        27.37%       (21.05%)        0.40%        12.89%
Ratios (to average net assets)/Supplemental Data:
  Net investment income....................................          1.34%         1.60%         1.43%         1.53%         1.33%
  Expenses.................................................          0.65%         0.66%         0.65%         0.64%         0.64%
Portfolio turnover rate....................................            81%           62%           64%           70%           90%
Net assets at end of period (in 000's).....................      $567,182      $418,992      $331,833      $404,174      $338,596

------------

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                           MAINSTAY VP INCOME & GROWTH PORTFOLIO
                                                              ----------------------------------------------------------------
                                                                                       INITIAL CLASS
                                                              ----------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                                2004          2003          2002          2001          2000
SELECT PER SHARE DATA AND RATIOS                              ----------------------------------------------------------------
Net asset value at beginning of period......................  $ 10.35       $  8.14       $ 10.24       $ 11.28       $ 12.74
                                                              -------       -------       -------       -------       -------
Net investment income.......................................     0.19(c)       0.14(b)       0.10          0.08          0.07
Net realized and unrealized gain (loss) on investments......     1.12          2.20         (2.10)        (1.04)        (1.44)
                                                              -------       -------       -------       -------       -------
Total from investment operations............................     1.31          2.34         (2.00)        (0.96)        (1.37)
                                                              -------       -------       -------       -------       -------
Less dividends and distributions:
  From net investment income................................    (0.19)        (0.13)        (0.10)        (0.08)        (0.07)
  From net realized gain on investments.....................       --            --            --            --         (0.02)
                                                              -------       -------       -------       -------       -------
Total dividends and distributions...........................    (0.19)        (0.13)        (0.10)        (0.08)        (0.09)
                                                              -------       -------       -------       -------       -------
Net asset value at end of period............................  $ 11.47       $ 10.35       $  8.14       $ 10.24       $ 11.28
                                                              =======       =======       =======       =======       =======
Total investment return.....................................    12.65%        28.69%       (19.52%)       (8.50%)      (10.73%)
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................     1.92%(c)      1.51%         1.09%         0.81%         0.66%
  Expenses..................................................     0.90%         0.94%         0.92%         0.88%         0.90%
Portfolio turnover rate.....................................       72%           79%           71%           61%           59%
Net assets at end of period (in 000's)......................  $76,526       $69,598       $58,153       $71,000       $75,189

------------

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.05 per
     share and 0.26%, respectively, resulting from a special
     one-time dividend from Microsoft Corp. that paid $3.00 per share.
(d)  Total return is not annualized.
(e)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                             MAINSTAY VP BASIC VALUE PORTFOLIO
                                              ----------------------------------------------------------------
                                                                       INITIAL CLASS
                                              ----------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                                2004          2003          2002          2001          2000
SELECT PER SHARE DATA AND RATIOS              ----------------------------------------------------------------
Net asset value at beginning of
  period................................      $ 10.18       $  8.01       $ 10.46       $ 11.29       $ 10.84
                                              -------       -------       -------       -------       -------
Net investment income...................         0.11          0.07(b)       0.06          0.07          0.07
Net realized and unrealized gain (loss)
  on investments........................         1.04          2.17         (2.45)        (0.56)         0.64
                                              -------       -------       -------       -------       -------
Total from investment operations........         1.15          2.24         (2.39)        (0.49)         0.71
                                              -------       -------       -------       -------       -------
Less dividends and distributions:
  From net investment income............        (0.10)        (0.07)        (0.06)        (0.07)        (0.07)
  From net realized gain on
    investments.........................           --            --            --         (0.27)        (0.19)
                                              -------       -------       -------       -------       -------
Total dividends and distributions.......        (0.10)        (0.07)        (0.06)        (0.34)        (0.26)
                                              -------       -------       -------       -------       -------
Net asset value at end of period........      $ 11.23       $ 10.18       $  8.01       $ 10.46       $ 11.29
                                              =======       =======       =======       =======       =======
Total investment return.................        11.37%        27.95%       (22.86%)       (4.51%)        6.59%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income.................         1.04%         0.87%         0.63%         0.80%         0.78%
  Expenses..............................         0.96%         0.99%         0.98%         0.99%         1.01%
Portfolio turnover rate.................           75%           73%           65%           74%          159%
Net assets at end of period (in
  000's)................................      $71,543       $62,229       $49,975       $59,220       $45,278

------------

(a)  Commencement of Operations.
(b)  Per Share data based on average shares outstanding during the period.
(c)  Total Return is not annualized.
(d)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                 MAINSTAY VP GROWTH PORTFOLIO
                                                             --------------------------------------------------------------------
                                                                                        INITIAL CLASS
                                                             --------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                               2004          2003          2002          2001            2000
SELECT PER SHARE DATA AND RATIOS                             --------------------------------------------------------------------
Net asset value at beginning of period.................      $  11.38      $   8.90      $  12.41      $  14.87        $  18.55
                                                             --------      --------      --------      --------        --------
Net investment income (loss)...........................          0.02          0.02(b)       0.01         (0.01)(b)       (0.02)(b)
Net realized and unrealized gain (loss) on
  investments..........................................         (0.29)         2.48         (3.51)        (2.45)          (1.69)
                                                             --------      --------      --------      --------        --------
Total from investment operations.......................         (0.27)         2.50         (3.50)        (2.46)          (1.71)
                                                             --------      --------      --------      --------        --------
Less dividends and distributions:
  From net investment income...........................         (0.02)        (0.02)        (0.01)           --              --
  From net realized gain on investments................            --            --            --            --           (1.97)
                                                             --------      --------      --------      --------        --------
Total dividends and distributions......................         (0.02)        (0.02)        (0.01)           --           (1.97)
                                                             --------      --------      --------      --------        --------
Net asset value at end of period.......................      $  11.09      $  11.38      $   8.90      $  12.41        $  14.87
                                                             ========      ========      ========      ========        ========
Total investment return................................         (2.32%)       28.05%       (28.21%)      (16.56%)         (9.97%)
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income (loss).........................          0.22%         0.17%         0.07%        (0.10%)         (0.19%)
  Expenses.............................................          0.85%#        0.83%         0.81%         0.80%           0.80%
Portfolio turnover rate................................           117%          160%          168%          172%            363%
Net assets at end of period (in 000's).................      $130,091      $154,082      $119,529      $180,447        $218,190

------------

(a)  Commencement of Operations.
(b)  Per Share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Total Return is not annualized.
(e)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 #   Includes fees paid indirectly which amounted to 0.03% of
     average net assets for the year ended December 31, 2004.
 +   Annualized.

MORE INFORMATION ABOUT THE PORTFOLIOS IS AVAILABLE FREE UPON REQUEST:

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides more details about the Portfolios. A current SAI is incorporated by reference into the Prospectus and has been filed with the SEC.

ANNUAL/SEMIANNUAL REPORTS

Provide additional information about the Portfolios' investments and include discussions of market conditions and investment strategies that significantly affected the Portfolios' performance during the last fiscal year.

TO OBTAIN INFORMATION:

Write to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 452, New York, New York 10010, or call 1-800-598-2019.

You can obtain information about the Portfolios (including the SAI) by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202-942-8090). Reports and other information about the Portfolios are available on the EDGAR Database on the SEC's website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN, OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, NYLIM OR THE SUBADVISORS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

[RECYCLE LOGO]
The MainStay VP Series Fund, Inc.
SEC File Number: 811-03833

                          MAINSTAY VP SERIES FUND, INC.

                              INITIAL CLASS SHARES

                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 1, 2005

                                   ----------

Although not a prospectus, this Statement of Additional Information ("SAI") supplements the information contained in the prospectus dated May 1, 2005 for Initial Class shares of the MainStay VP Series Fund, Inc. (the "Fund"), as amended or supplemented from time to time (the "Prospectus"). This SAI is incorporated by reference in and is made part of the Prospectus, and should be read in conjunction with the Prospectus. The Prospectus is available without charge by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 452, New York, New York 10010 or by calling 1-800-598-2019.

Portfolios described in this SAI may not be available in all New York Life Insurance and Annuity Corporation products.

                                   ----------

                                TABLE OF CONTENTS

MAINSTAY VP SERIES FUND, INC. INVESTMENT POLICIES ........................     1

FUNDAMENTAL INVESTMENT POLICIES ..........................................     1

   FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE MAINSTAY VP CAPITAL
   APPRECIATION ("CAPITAL APPRECIATION"), MAINSTAY VP CASH MANAGEMENT
   ("CASH MANAGEMENT"), MAINSTAY VP CONVERTIBLE ("CONVERTIBLE"),
   MAINSTAY VP GOVERNMENT ("GOVERNMENT"), MAINSTAY VP TOTAL RETURN
   ("TOTAL RETURN"), MAINSTAY VP VALUE ("VALUE") AND MAINSTAY VP S&P 500
   INDEX ("S&P 500 INDEX") PORTFOLIOS ....................................     1

   FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE MAINSTAY VP HIGH
   YIELD CORPORATE BOND ("HIGH YIELD CORPORATE BOND") PORTFOLIO ..........     2

   FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE MAINSTAY VP
   INTERNATIONAL EQUITY ("INTERNATIONAL EQUITY") PORTFOLIO ...............     8

   FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE MAINSTAY VP BOND
   ("BOND") AND MAINSTAY VP COMMON STOCK ("COMMON STOCK") PORTFOLIOS .....     9

   FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE MAINSTAY VP MID CAP
   VALUE ("MID CAP VALUE"), MAINSTAY VP MID CAP CORE ("MID CAP CORE"),
   MAINSTAY VP MID CAP GROWTH ("MID CAP GROWTH") AND MAINSTAY VP SMALL
   CAP GROWTH ("SMALL CAP GROWTH") PORTFOLIOS ............................    10

   FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE MAINSTAY VP
   BALANCED ("BALANCED") PORTFOLIO .......................................    11

   FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE MAINSTAY VP
   FLOATING RATE ("FLOATING RATE") PORTFOLIO .............................    12

   FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE MAINSTAY VP BASIC
   VALUE ("BASIC VALUE") PORTFOLIO (FORMERLY MAINSTAY VP DREYFUS LARGE
   COMPANY VALUE PORTFOLIO) ..............................................    12

   FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE MAINSTAY VP INCOME
   & GROWTH ("INCOME & GROWTH") PORTFOLIO (FORMERLY MAINSTAY VP AMERICAN
   CENTURY INCOME & GROWTH PORTFOLIO) ....................................    13

   FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE MAINSTAY VP
   DEVELOPING GROWTH ("DEVELOPING GROWTH") PORTFOLIO (FORMERLY MAINSTAY
   VP LORD ABBETT DEVELOPING GROWTH PORTFOLIO) ...........................    14

   FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE MAINSTAY VP GROWTH
   ("GROWTH") PORTFOLIO (FORMERLY MAINSTAY VP EAGLE ASSET MANAGEMENT
   GROWTH EQUITY PORTFOLIO) ..............................................    15

ADDITIONAL NON-FUNDAMENTAL INVESTMENT RESTRICTIONS APPLICABLE TO CERTAIN
PORTFOLIOS ...............................................................    16

   BALANCED, CAPITAL APPRECIATION, CASH MANAGEMENT, CONVERTIBLE,
   FLOATING RATE, GOVERNMENT, HIGH YIELD CORPORATE BOND, TOTAL RETURN,
   VALUE AND S&P 500 INDEX PORTFOLIOS ....................................    16

   INTERNATIONAL EQUITY PORTFOLIO ........................................    17

   BOND AND COMMON STOCK PORTFOLIOS ......................................    17

   MID CAP VALUE, MID CAP CORE, MID CAP GROWTH AND SMALL CAP GROWTH
   PORTFOLIOS ............................................................    18

   BASIC VALUE PORTFOLIO .................................................    18

   DEVELOPING GROWTH PORTFOLIO ...........................................    19

   GROWTH PORTFOLIO ......................................................    19

OTHER INVESTMENT POLICIES ................................................

   OTHER INVESTMENT POLICIES OF THE GOVERNMENT PORTFOLIO .................    20

   OTHER INVESTMENT POLICIES OF THE CASH MANAGEMENT PORTFOLIO ............    21

   OTHER INVESTMENT POLICIES OF THE CONVERTIBLE PORTFOLIO ................    23

   OTHER INVESTMENT POLICIES OF THE BASIC VALUE PORTFOLIO ................    23

   OTHER INVESTMENT POLICIES OF THE GROWTH PORTFOLIO .....................    24

   OTHER INVESTMENT POLICIES OF THE HIGH YIELD CORPORATE BOND
   PORTFOLIO .............................................................    26

   OTHER INVESTMENT POLICIES OF THE S&P 500 INDEX PORTFOLIO ..............    27

   OTHER INVESTMENT POLICIES OF THE INTERNATIONAL EQUITY PORTFOLIO .......    28

   NON-FUNDAMENTAL POLICIES RELATED TO PORTFOLIO NAMES ...................    29

CERTAIN INVESTMENT PRACTICES COMMON TO TWO OR MORE PORTFOLIOS ............    30

   ARBITRAGE .............................................................    31

   BANK OBLIGATIONS ......................................................    31

   CASH EQUIVALENTS ......................................................    32

   COMMERCIAL PAPER ......................................................    32

   CONVERTIBLE SECURITIES ................................................    32

   DEBT SECURITIES .......................................................    33

   FLOATERS AND INVERSE FLOATERS .........................................    33

   RISKS OF INVESTING IN HIGH YIELD SECURITIES ("JUNK BONDS") ............    34

   ZERO COUPON BONDS .....................................................    34

   U.S. GOVERNMENT SECURITIES ............................................    35

   SHORT SALES AGAINST THE BOX ...........................................    35

   REPURCHASE AGREEMENTS .................................................    35

   REVERSE REPURCHASE AGREEMENTS .........................................    35

   LENDING OF PORTFOLIO SECURITIES .......................................    36

   ILLIQUID SECURITIES ...................................................    37

   RESTRICTED SECURITIES .................................................    37

   BORROWING .............................................................    38

   FOREIGN SECURITIES ....................................................    39

   DEPOSITARY RECEIPTS ...................................................    39

   FOREIGN CURRENCY TRANSACTIONS .........................................    39

   MORTGAGE DOLLAR ROLLS .................................................    41

   BRADY BONDS ...........................................................    41

   FOREIGN GOVERNMENT AND SUPRANATIONAL ENTITY SECURITIES ................    41

   FOREIGN INDEX-LINKED INSTRUMENTS ......................................    42

   WHEN-ISSUED SECURITIES ................................................    43

   MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES ....................    43

   LOAN PARTICIPATION INTERESTS ..........................................    48

   REAL ESTATE INVESTMENT TRUSTS ("REITS") ...............................    42

   OPTIONS ON SECURITIES .................................................    50

   FUTURES TRANSACTIONS ..................................................    50

   SECURITIES INDEX OPTIONS ..............................................    61

   WARRANTS ..............................................................    62

   SWAP AGREEMENTS .......................................................    62

PORTFOLIO TURNOVER .......................................................    63

MANAGEMENT OF THE FUND ...................................................    63

THE MANAGER AND THE SUB-ADVISERS .........................................    71

ADMINISTRATIVE SERVICES ..................................................    74

PROXY VOTING POLICIES AND PROCEDURES .....................................    75

PORTFOLIO BROKERAGE ......................................................    77

DETERMINATION OF NET ASSET VALUE .........................................    78

   HOW PORTFOLIO SECURITIES ARE VALUED ...................................    79

PURCHASE AND REDEMPTION OF SHARES ........................................    80

TAXES ....................................................................    81

GENERAL INFORMATION ......................................................    82

CODE OF ETHICS ...........................................................    83

LEGAL COUNSEL ............................................................    83

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ............................    83

APPENDIX A: DESCRIPTION OF SECURITIES RATINGS ............................   A-1

APPENDIX B: SUMMARIES OF SUBADVISOR PROXY VOTING POLICIES AND
PROCEDURES................................................................   B-1

                                    THE FUND

     The Fund, an open-end management investment company, was incorporated under Maryland law on June 3,1983. Each Portfolio of the Fund is diversified except for the MainStay VP Floating Rate Portfolio. The Fund was formerly known as the New York Life MFA Series Fund, Inc. On August 22, 1996, the Fund's name changed to its present form.

                MAINSTAY VP SERIES FUND, INC. INVESTMENT POLICIES

     Each Portfolio has a separate investment objective or objectives which it pursues through separate investment policies as described in the Prospectus and below. The following discussion elaborates on the presentation of the Portfolios' investment policies contained in the Prospectus. The investment restrictions set forth below are fundamental policies of the respective Portfolios as indicated; i.e., they may not be changed with respect to a Portfolio without a majority vote of the outstanding shares of that Portfolio. This means the approval of the shareholders of a majority of the Portfolio's outstanding voting securities, defined in the Investment Company Act of 1940, as amended (the "1940 Act"), as the lesser of (a) more than 50% of the Portfolio's outstanding shares or (b) 67% or more of the Portfolio's shares represented at a meeting at which more than 50% of the outstanding shares are represented in person or by proxy. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values or other circumstances will not be considered a deviation from this policy.

                         FUNDAMENTAL INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE MAINSTAY VP CAPITAL APPRECIATION ("CAPITAL APPRECIATION"), MAINSTAY VP CASH MANAGEMENT ("CASH MANAGEMENT"), MAINSTAY VP CONVERTIBLE ("CONVERTIBLE"), MAINSTAY VP GOVERNMENT ("GOVERNMENT"), MAINSTAY VP TOTAL RETURN ("TOTAL RETURN"), MAINSTAY VP VALUE ("VALUE") AND MAINSTAY VP S&P 500 INDEX ("S&P 500 INDEX") PORTFOLIOS

NONE OF THESE PORTFOLIOS WILL:

     (1) invest more than 5% of the value of the total assets of a Portfolio in the securities of any one issuer, except in U.S. Government securities;

     (2) purchase the securities of any issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by a Portfolio, except that this restriction does not apply to U.S. Government securities;

     (3) borrow money (except from banks on a temporary basis for extraordinary or emergency purposes), issue senior securities (except as appropriate to evidence indebtedness that a Portfolio is permitted to incur) and/or pledge, mortgage or hypothecate its assets, except that a Portfolio may (i) borrow money or enter into reverse repurchase agreements, but only if immediately after each borrowing there is asset coverage of 300%, (ii) enter into transactions in options, forward currency contracts, futures and options on futures as described in the Prospectus and in this Statement of Additional Information (the deposit of assets in escrow in connection with the writing of secured put and covered call options and the purchase of securities on a when-issued or delayed-delivery basis and collateral arrangements with respect to initial or variation margin deposits for futures contracts and related options contracts will not be deemed to be pledges of a Portfolio's assets), and (iii) secure permitted borrowings, pledge securities having a market value at the time of pledge not exceeding 15% of the cost of a Portfolio's total assets;

     (4) act as underwriter of the securities issued by others, except to the extent that purchases of securities, in accordance with a Portfolio's investment objectives and policies directly from the issuer thereof and the later disposition thereof, may be deemed to be underwriting;

     (5) purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of a Portfolio to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation in respect to investments in U.S. Government securities and except that more than 25% of the market value of the total assets of the Cash

Management Portfolio will be invested in the securities of banks and bank holding companies, including certificates of deposit and bankers' acceptances. For the purposes of this restriction, telephone companies are considered to be a separate industry from gas or electric utilities, and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of the parents;

     (6) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (other than securities of companies that invest in or sponsor those programs and except futures contracts, including but not limited to contracts for the future delivery of securities and futures contracts based on securities indexes or related options thereon), each Portfolio reserving the freedom of action to hold and to sell real estate acquired for any Portfolio as a result of the ownership of securities. Forward foreign currency exchange contracts, options on currency, currency futures contracts and options on such futures contracts are not deemed to be investments in a prohibited commodity or commodity contract for the purpose of this restriction; or

     (7) lend any funds or other assets, except that a Portfolio may, consistent with its investment objectives and policies: (i) invest in debt obligations including bonds, debentures or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (ii) enter into repurchase agreements; and (iii) lend its portfolio securities in accordance with applicable guidelines established by the Securities and Exchange Commission ("SEC") and any guidelines established by the Fund's Board of Directors; or

     (8) issue senior securities, except as appropriate to evidence indebtedness that a Portfolio is permitted to incur and except for shares of existing or additional series of the Fund.

     "Value" for the purposes of all investment restrictions shall mean the value used in determining a Portfolio's net asset value.

FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE MAINSTAY VP HIGH YIELD CORPORATE BOND ("HIGH YIELD CORPORATE BOND") PORTFOLIO

THE HIGH YIELD CORPORATE BOND PORTFOLIO WILL NOT:

     (1) invest more than 5% of the value of its total assets in the securities of any one issuer, except U.S. Government securities;

     (2) purchase the securities of any issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by the Portfolio;

     (3) borrow money except from banks on a temporary basis for extraordinary or emergency purposes, and no purchases of securities will be made while such borrowings exceed 5% of the value of the Portfolio's assets, or pledge, mortgage or hypothecate its assets, except that, to secure permitted borrowings, it may pledge securities having a market value at the time of pledge not exceeding 15% of the cost of the Portfolio's total assets, and except in connection with permitted transactions in options, futures contracts and options on futures contracts;

     (4) act as underwriter of the securities issued by others, except to the extent that the purchase of securities in accordance with the Portfolio's investment objectives and policies directly from the issuer thereof and the later disposition thereof may be deemed to be underwriting;

     (5) purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of the Portfolio to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation in respect to investments in U.S. Government securities (for the purposes of this restriction, telephone companies are considered to be a separate industry from gas or electric utilities, and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of the parents) except that up to 40% of the Portfolio's total assets, taken at market value, may be invested in each of the electric utility and telephone industries, but it will not invest more than 25% in either of those industries unless yields available for four consecutive weeks in the four highest rating categories on new issue bonds in such industry (issue size of $50 million or more) have averaged in excess of 105% of yields of new issue long-term industrial bonds similarly rated (issue size of $50 million or more);

     (6) issue senior securities, except as appropriate to evidence indebtedness that a Portfolio is permitted to incur and except for shares of existing or additional series of the Fund;

     (7) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures contracts, including but not limited to contracts for the future delivery of securities and futures contracts based on securities indexes or related options thereon), the Fund reserving the freedom of action to hold and to sell real estate acquired for any Portfolio as a result of the ownership of securities. Forward foreign currency exchange contracts, options on currency, currency futures contracts and options on such futures contracts are not deemed to be an investment in a prohibited commodity or commodity contract for the purpose of this restriction; or

     (8) make loans to other persons, except loans of portfolio securities and except to the extent that the purchase of debt obligations and the entry into repurchase agreements in accordance with such Portfolio's investment objectives and policies may be deemed to be loans.

FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE MAINSTAY VP INTERNATIONAL EQUITY ("INTERNATIONAL EQUITY") PORTFOLIO

THE INTERNATIONAL EQUITY PORTFOLIO WILL NOT:

     (1) invest in a security if, as a result of such investment, more than 25% of its total assets would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

     (2) invest in a security if, with respect to 75% of its total assets, more than 5% of its total assets would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

     (3) invest in a security if, with respect to 75% of its assets, it would hold more than 10% of the outstanding voting securities of any one issuer, except that this restriction does not apply to U.S. government securities;

     (4) purchase or sell real estate, including real estate limited partnership interests (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

     (5) purchase or sell commodities, commodities contracts, or oil, gas or mineral programs or interests in oil, gas or mineral leases (other than securities of companies that invest in or sponsor those programs), except that, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information (i) this Portfolio may enter into futures contracts and options on futures contracts and may enter into forward foreign currency contracts and foreign currency options; and (ii) may purchase or sell currencies on a spot or forward basis and may enter into futures contracts on securities, currencies or on indexes of such securities or currencies, or any other financial instruments, and may purchase and sell options on such futures contracts;

     (6) borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that the Portfolio may (i) borrow from banks or enter into reverse repurchase agreements, but only if immediately after each borrowing there is asset coverage of 300%, and (ii) enter into transactions in options, forward currency contracts, futures and options on futures as described in the Prospectus and in this Statement of Additional Information (the deposit of assets in escrow in connection with the writing of secured put and covered call options and the purchase of securities on a when-issued or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for futures contracts and related options contracts will not be deemed to be pledges of the Portfolio's assets);

     (7) lend any funds or other assets, except that the Portfolio may, consistent with its investment objective and policies: (i) invest in debt obligations including bonds, debentures or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (ii) enter into repurchase agreements; and (iii) lend its portfolio securities in accordance with applicable guidelines established by the SEC and any guidelines established by the Fund's Directors;

     (8) act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the Federal securities laws; or

     (9) issue senior securities, except as appropriate to evidence indebtedness that the Portfolio is permitted to incur and except for shares of existing or additional series of the Fund.

FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE MAINSTAY VP BOND ("BOND") AND MAINSTAY VP COMMON STOCK ("COMMON STOCK") PORTFOLIOS

NEITHER OF THESE PORTFOLIOS WILL:

     (1) purchase securities on margin or otherwise borrow money or issue senior securities, except that any Portfolio may (a) borrow up to 5% of the value of its total assets from banks for extraordinary or emergency purposes (such as to permit the Portfolio to honor redemption requests which might otherwise require the sale of securities at a time when that is not in the Portfolio's best interest), or (b) obtain such short-term credits as it needs for the clearance of securities transactions. A Portfolio will not purchase investment securities while borrowings are outstanding and, in addition, the interest which must be paid on any borrowed money will reduce the amount available for investment. Reverse repurchase agreements are not considered "borrowings" for purposes of this restriction, and, to the extent permitted by applicable law, the Portfolios may enter into such agreements;

     (2) lend money, except that a Portfolio may purchase privately placed bonds, notes, debentures or other obligations customarily purchased by institutional or individual investors (which obligations may or may not be convertible into stock or accompanied by warrants or rights to acquire stock), provided that such loans will not exceed 10% of the net asset value of each Portfolio. Repurchase agreements and publicly traded debt obligations are not considered "loans" for purposes of this restriction, and a Portfolio may enter into such purchases in accordance with its investment objectives and policies and any applicable restrictions. A Portfolio may also make loans of its securities of up to 20% of the value of the Portfolio's total assets;

     (3) underwrite the securities of other issuers, except where, in selling portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933 (the "1933 Act") when selling securities acquired pursuant to paragraph 2 above;

     (4) purchase securities in order to exercise control over the management of any company, or to cause more than 25% of a Portfolio's total assets to consist of (a) securities other than securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) which, together with other securities of the same issuer owned by the Portfolio, constitute more than 5% of the value of the Portfolio's total assets or (b) voting securities of issuers more than 10% of whose voting securities are owned by the Fund;

     (5) make an investment if this would cause more than 25% of the value of the Portfolio's total assets to be invested in securities issued by companies principally engaged in any one industry except that this restriction does not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Neither utilities nor energy companies are considered to be a single industry for purposes of this restriction. Instead, they will be divided according to their services. For example, gas, electric and telephone utilities will each be considered a separate industry;

     (6) write or purchase any put options or engage in any combination of put and call options;

     (7) make short sales of securities;

     (8) invest in commodities or commodity contracts;

     (9) buy or sell real estate or mortgages, except that the Portfolios may invest in shares of real estate investment trusts and of other issuers that engage in real estate operations, and in publicly sold mortgage-backed certificates in accordance with their investment objectives and policies; or

     (10) issue senior securities, except as appropriate to evidence indebtedness that a Portfolio is permitted to incur and except for shares of existing or additional series of the Fund.

FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE MAINSTAY VP MID CAP VALUE ("MID CAP VALUE"), MAINSTAY VP MID CAP CORE ("MID CAP CORE"), MAINSTAY VP MID CAP GROWTH ("MID CAP GROWTH") AND MAINSTAY VP SMALL CAP GROWTH ("SMALL CAP GROWTH") PORTFOLIOS

UNLESS INDICATED OTHERWISE BELOW, NONE OF THESE PORTFOLIOS WILL:

     (1) with respect to 75% of the Portfolio's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities and securities issued by other investment companies) if, as a result, more than 5% of its assets would be invested in the securities of that issuer;

     (2) with respect to 75% of the Portfolio's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities and securities issued by other investment companies) if, as a result, it would hold more than 10% of the outstanding voting securities of such issuer;

     (3) issue senior securities, except as permitted under the 1940 Act and as interpreted and modified by any regulatory authority having jurisdiction, from time to time;

     (4) borrow money, except that the Portfolio may (i) borrow from banks or enter into reverse repurchase agreements, but only if immediately after each borrowing there is asset coverage of 300%, and (ii) borrow money from other persons to the extent permitted by applicable law;

     (5) engage in the business of underwriting securities issued by others, except to the extent that it may be deemed to be an underwriter in connection with the disposition of portfolio securities;

     (6) concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified or otherwise permitted by any regulatory authority having jurisdiction, from time to time. This restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto). Should the 1940 Act be amended to permit a registered investment company to elect to be "periodically industry concentrated" (i.e., a fund that does not concentrate its investments in a particular industry would be permitted, but not required, to invest 25% or more of its assets in a particular industry), the Portfolio elects to be "periodically industry concentrated" and, as such, the foregoing limitation shall no longer apply to the Portfolio;

     (7) purchase or sell real estate, which term does not include securities of companies which invest in or deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Portfolios reserve freedom of action to hold and to sell real estate acquired as a result of the Portfolio's ownership of securities;

     (8) purchase physical commodities or contracts relating to physical commodities. (This does not prohibit any transactions in currency or financial derivative contracts; each Portfolio may engage in such transactions as described in the Fund's Prospectus and Statement of Additional Information); or

     (9) make loans, except as permitted under the 1940 Act and as interpreted or modified by any regulatory authority having jurisdiction, from time to time. A purchase of a debt security or similar instrument will not be considered to be a loan. (Loans of portfolio securities in accordance with applicable guidelines established by the SEC and any guidelines established by the Fund's Board of Directors are permitted).

FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE MAINSTAY VP BALANCED ("BALANCED") PORTFOLIO

THE BALANCED PORTFOLIO WILL NOT:

     (1) issue senior securities, except insofar as the Portfolio may be deemed to have issued a senior security in connection with any permitted borrowing;

     (2) borrow money except for (i) the short term credits from banks referred to in paragraph 9 below and (ii) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the unexpected disposition of securities. Borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the value of the Portfolio's total assets (including the amount borrowed) at the time the borrowing is made. Outstanding borrowings will be repaid before any subsequent investments are made;

     (3) act as an underwriter of securities of other issuers, except that the Portfolio may acquire restricted or not readily marketable securities under circumstances where, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act. The Portfolio will not, however, invest more than 10% of the value of its net assets in illiquid securities, restricted securities and not readily marketable securities and repurchase agreements of more than seven days' duration or more than 10% of the value of its net assets in illiquid securities and repurchase agreements of more than seven days' duration;

     (4) purchase the securities of any one issuer, other than the U.S. government or any of its agencies or instrumentalities if, immediately after such purchase, more than 5% of the value of its total assets would be invested in such issuer or the Portfolio would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to such 5% and 10% limitations;

     (5) invest more than 25% of the value of its total assets in any one industry;

     (6) purchase or otherwise acquire interests in real estate or real estate mortgage loans, or interests in oil, gas or other mineral exploration or development programs;

     (7) purchase or acquire commodities or commodity contracts;

     (8) make loans of its assets to any person, except for the lending of portfolio securities, the purchase of debt securities and the entering into of repurchase agreements as discussed herein;

     (9) purchase securities on margin, but it may obtain such short term credits from banks as may be necessary for the clearance of purchases and sales of securities;

     (10) mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings mentioned in paragraph 2 above;

     (11) purchase the securities of any other investment company (other than certain issuers of mortgage-backed and asset-backed securities), except by purchase in the open market where no commission or profit to a sponsor or dealer (other than the customary broker's commission) results from such purchase, and except when such purchase is part of a merger, consolidation or acquisition of assets;

     (12) sell securities short or invest in puts, calls, straddles, spreads or combinations thereof;

     (13) participate on a joint, or a joint and several, basis in any securities trading account; or

     (14) invest in companies for the purpose of exercising control.

FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE MAINSTAY VP FLOATING RATE ("FLOATING RATE") PORTFOLIO

THE FLOATING RATE PORTFOLIO WILL NOT:

     (1) invest in a security if, as a result of such investment, 25% or more of its total assets would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto) and at such time that the 1940 Act is amended to permit a registered investment company to elect to be "periodically industry concentrated," (i.e., a fund that does not concentrate its investments in a particular industry would be permitted, but not required, to invest 25% or more of its assets in a particular industry) the Portfolios elect to be so classified and the foregoing limitation shall no longer apply with respect to the Portfolios;

     (2) borrow money or issue senior securities, except that a Portfolio may
(i) borrow from banks or enter into reverse repurchase agreements, but only if immediately after each borrowing there is asset coverage of 300%, and (ii) issue senior securities to the extent permitted under the 1940 Act;

     (3) lend any funds or other assets, except that a Portfolio may, consistent with its investment objectives and policies: (i) invest in debt obligations including bonds, debentures or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (ii) enter into repurchase agreements; and (iii) lend its portfolio securities in accordance with applicable guidelines established by the SEC and any guidelines established by the Board of Directors;

     (4) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

     (5) purchase or sell commodities or commodities contracts, except that, subject to restrictions described in the Prospectus and in this SAI, (i) a Portfolio may enter into futures contracts on securities, currencies or on indexes of such securities or currencies, or any other financial instruments and options on such futures contracts; (ii) a Portfolio may enter into spot or forward foreign currency contracts and foreign currency options; or

     (6) act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the 1933 Act.

FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE MAINSTAY VP BASIC VALUE ("BASIC VALUE") PORTFOLIO

     Effective May 1, 2005, the Dreyfus Large Company Value Portfolio changed its name to the Basic Value Portfolio.

THE BASIC VALUE PORTFOLIO WILL NOT:

     (1) invest in a security if, as a result of such investment, more than 25% of its total assets would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

     (2) invest in a security if, with respect to 75% of its assets, more than 5% of its total assets would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

     (3) invest in a security if, with respect to 75% of its assets, it would hold more than 10% of the outstanding voting securities of any one issuer, except that this restriction does not apply to U.S. Government securities;

     (4) invest in commodities, except that the Portfolio may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices;

     (5) purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts;

     (6) borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Portfolio's total assets), except that the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing, and except that this restriction does not prohibit borrowing for purposes of leveraging up to the limits permitted under the 1940 Act;

     (7) make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the Portfolio may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Fund's Board;

     (8) act as an underwriter of securities of other issuers, except to the extent the Portfolio may be deemed an underwriter under the 1933 Act, by virtue of disposing of portfolio securities;

     (9) issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent (i) that purchases and sales of options, forward contracts, futures contracts, puts and calls may be deemed to give rise to a senior security; (ii) except as appropriate to evidence indebtedness that the Portfolio is permitted to incur and (iii) except for shares of existing or additional series of the Fund; or

     (10) purchase securities on margin, but the Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE MAINSTAY VP INCOME & GROWTH ("INCOME & GROWTH") PORTFOLIO

     EFFECTIVE MAY 1, 2005, THE AMERICAN CENTURY INCOME & GROWTH PORTFOLIO CHANGED ITS NAME TO THE INCOME & GROWTH PORTFOLIO.

THE INCOME & GROWTH PORTFOLIO WILL NOT:

     (1) lend any security or make any other loan if, as a result, more than 33-1/3% of the Portfolio's total assets would be lent to other parties, except
(a) through the purchase of debt securities in accordance with its investment objective, policies and limitations, or (b) by engaging in repurchase agreements with respect to portfolio securities;

     (2) invest for purposes of exercising control over management;

     (3) issue senior securities, except as permitted under the 1940 Act;

     (4) act as an underwriter of securities by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the 1933 Act in the disposition of portfolio securities;

     (5) borrow any money, except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33-1/3% of the portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings);

     (6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this policy shall not prohibit the Portfolio from purchasing or selling options, futures contracts, options on futures, or from investing in securities or other instruments backed by physical commodities;

     (7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments provided that this policy shall not prevent the Portfolio from investment in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business; or

     (8) concentrate its investments in securities of issues in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities).

FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE MAINSTAY VP DEVELOPING GROWTH ("DEVELOPING GROWTH") PORTFOLIO

EFFECTIVE MAY 1, 2005, THE LORD ABBETT DEVELOPING GROWTH PORTFOLIO CHANGED ITS NAME TO THE DEVELOPING GROWTH PORTFOLIO.

THE DEVELOPING GROWTH PORTFOLIO WILL NOT:

     (1) borrow money, except that (i) the Portfolio may borrow from banks (as defined in the 1940 Act) in amounts up to 33-1/3% of its total assets (including the amount borrowed), (ii) the Portfolio may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and, (iv) the Portfolio may purchase securities on margin to the extent permitted by applicable law;

     (2) pledge its assets (other than to secure such borrowings, or to the extent permitted by the Fund's investment policies, as permitted by applicable law);

     (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

     (4) make loans to other persons, except that the acquisition of bonds, debentures or other debt securities and investment in government obligations, commercial papers, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation and except further that the Portfolio may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

     (5) buy or sell real estate (except that the Portfolio may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein) commodities or commodity contracts (except to the extent the Portfolio may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

     (6) invest in a security if, with respect to 75% of its total assets, more than 5% of its total assets would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

     (7) invest in a security if, with respect to 75% of its assets, it would hold more than 10% of the outstanding voting securities of any one issuer, except that this restriction does not apply to U.S. Government securities;

     (8) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or

     (9) issue senior securities to the extent such issuance would violate applicable law.

FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE MAINSTAY VP GROWTH ("GROWTH") PORTFOLIO

EFFECTIVE MAY 1, 2005, THE EAGLE ASSET MANAGEMENT GROWTH EQUITY PORTFOLIO CHANGED ITS NAME TO THE GROWTH PORTFOLIO.

THE GROWTH PORTFOLIO WILL NOT:

     (1) invest with respect to 75% of the Portfolio's total assets, more than 5% of that Portfolio's assets in securities of any one issuer other than the U.S. Government or its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer;

     (2) purchase securities if, as a result of such purchase, more than 25% of the value of the Portfolio's total assets would be invested in the securities of any one industry (except securities issued by the U.S. government, its agencies and instrumentalities);

     (3) borrow money except as a temporary measure for extraordinary or emergency purposes, and except that the Portfolio may enter into reverse repurchase agreements in an amount up to 33 1/3% of the value of its total assets in order to meet redemption requests without immediately selling portfolio securities;

     (4) issue senior securities, except as permitted by the investment objective and policies and investment limitations of the Portfolio;

     (5) underwrite the securities of other issuers, except that the Portfolio may underwrite to the extent that in connection with the disposition of portfolio securities, the Portfolio may be deemed to be an underwriter under federal securities laws; or

     (6) invest in commodities, commodity contracts or real estate (including real estate limited partnerships), except that the Portfolio may purchase securities issued by companies that invest in or sponsor such interests, and may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices.

    ADDITIONAL NON-FUNDAMENTAL INVESTMENT RESTRICTIONS APPLICABLE TO CERTAIN
                                   PORTFOLIOS

     In addition to the fundamental investment policies described above, the Fund has also adopted the following investment policies for the Portfolios indicated which, unlike those described above, may be changed without shareholder approval. Except for those investment policies of a Portfolio specifically identified as fundamental in this SAI, all other investment policies and practices described in the Prospectus and this SAI, including those described below, may be changed by the Directors without the approval of shareholders.

BALANCED, CAPITAL APPRECIATION, CASH MANAGEMENT, CONVERTIBLE, FLOATING RATE, GOVERNMENT, HIGH YIELD CORPORATE BOND, TOTAL RETURN, VALUE AND S&P 500 INDEX PORTFOLIOS

NONE OF THESE PORTFOLIOS WILL:

     (1) enter into repurchase agreements or purchase any "illiquid securities," illiquid securities being defined to include securities subject to legal or contractual restrictions on resale (other than restricted securities eligible for resale pursuant to Rule 144A under the 1933 Act) if, as a result thereof, more than 15% of the net assets of a Portfolio (10% with respect to the Balanced, Cash Management and Value Portfolios) taken at market value would be, in the aggregate, invested in repurchase agreements maturing in more than seven days and illiquid securities or securities which are not readily marketable, (including over-the-counter options considered by the Board of Directors of the Fund not to be readily marketable);

     (2) purchase warrants of any issuer, except on a limited basis when, as a result of such purchases by a Portfolio,no more than 2% of the value of the Portfolio's total assets would be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange, and no more than 5% of the value of the total assets of a Portfolio may be invested in warrants whether or not so listed, such warrants in each case to be valued at the lesser of cost or market, but assigning no value to, and excluding from these limitations, warrants acquired by a Portfolio in units with or attached to debt securities;

     (3) purchase securities of other investment companies, except to the extent permitted by the 1940 Act or in connection with a merger, consolidation, acquisition or reorganization;

     (4) purchase securities on margin or make short sales (except short sales against the box), except in connection with arbitrage transactions or unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, except that a Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and in connection with transactions involving foreign currency forward contracts; or

     (5) purchase or sell any put or call options or any combination thereof, except that a Portfolio (other than the Balanced Portfolio) may purchase and sell or write (i) options on any futures contracts into which it may enter, (ii) put and call options on currencies, securities indexes and covered put and call options on securities, and (iii) may also engage in closing purchase transactions with respect to any put and call option position it has entered into provided, however, that the Capital Appreciation, Convertible, High Yield Corporate Bond, Total Return and Value Portfolios may not write any covered put options if, as a result, more than 25% of a Portfolio's net assets (taken at current value) would be subject to put options written by such Portfolio, and the Government Portfolio may not write any covered put options on U.S. government securities if as a result more than 50% of its total assets (taken at current value) would be subject to put options written by such Portfolio.

     In addition, the Convertible Portfolio will not invest more than 5% of its total assets in securities rated less than B by Standard & Poor's ("S&P") or Moody's Investors Service, Inc. ("Moody's"), or if unrated, that are judged to be of comparable quality by MacKay Shields.

     In addition, the Total Return Portfolio may not invest more than 20% of its debt securities in securities rated lower than Baa by Moody's or lower than BBB by S&P, or, if unrated, judged to be of comparable quality by MacKay Shields.

     In addition, the High Yield Corporate Bond Portfolio may invest no more than 20% of its net assets in securities rated lower than B by Moody's and S&P, or, if unrated, considered to be of comparable quality by MacKay Shields.

INTERNATIONAL EQUITY PORTFOLIO

THIS PORTFOLIO WILL NOT:

     (1) (i) purchase securities that may not be sold without first being registered under the 1933 Act, other than Rule 144A securities determined to be liquid pursuant to guidelines adopted by the Fund's Board of Directors, (ii) enter into repurchase agreements having a duration of more than seven days,
(iii) purchase instruments lacking readily available market quotations ("illiquid instruments"), or (iv) purchase or sell over-the-counter options, if as a result of the purchase or sale, the Portfolio's aggregate holdings of restricted securities, repurchase agreements having a duration of more than seven days, loan participation interests that are not subject to puts, illiquid instruments, and over-the-counter options purchased by the Portfolio and the assets used as cover for over-the-counter options written by the Portfolio exceed 15% of the Portfolio's net assets;

     (2) purchase securities of other investment companies, except to the extent permitted by the 1940 Act or in connection with a merger, consolidation, acquisition or reorganization.

     (3) sell securities short, except for covered short sales or unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures and forward contracts are deemed not to constitute short sales of securities;

     (4) purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute the purchase of securities on margin;

     (5) purchase warrants, valued at the lower of cost or market, in excess of 5% of the Portfolio's net assets. Included within that amount, but not to exceed 2% of net assets, are warrants whose underlying securities are not traded on principal domestic or foreign exchanges (warrants acquired by the Portfolio in units or attached to securities are not subject to these restrictions); or

     (6) acquire or retain the securities of any other investment company if, as a result, more than 3% of such investment company's outstanding shares would be held by the Portfolio, more than 5% of the value of the Portfolio's total assets would be invested in shares of such investment company or more than 10% of the value of the Portfolio's total assets would be invested in shares of investment companies in the aggregate, except in connection with a merger, consolidation, acquisition, or reorganization.

BOND AND COMMON STOCK PORTFOLIOS

NEITHER OF THESE PORTFOLIOS WILL:

     (1) write or purchase any call options;

     (2) purchase the securities of other investment companies, except to the extent permitted by the 1940 Act or in connection with a merger, acquisition, consolidation, or reorganization;

     (3) pledge or mortgage assets, except that a Portfolio may pledge up to 10% of the total value of its assets to secure permissible borrowings;

     (4) purchase interests in oil, gas or other mineral exploration or development programs, but the Portfolios may purchase securities of issuers who deal or invest in such programs;

     (5) purchase securities of foreign issuers if the purchase would cause more than 10% of the value of the Portfolio's total assets to be invested in such securities; or

     (6) enter into repurchase agreements or purchase any "illiquid securities," illiquid securities being defined to include securities subject to legal or contractual restrictions on resale (other than restricted securities eligible for resale pursuant to Rule 144A under the 1933 Act) if, as a result thereof, more than 10% of the net assets of a Portfolio taken at market value would be, in the aggregate, invested in repurchase agreements maturing in more than seven days and illiquid securities or securities which are not readily marketable, (including over-the-counter options considered by the Board of Directors of the Fund not to be readily marketable).

IN ADDITION, THE BOND PORTFOLIO WILL NOT:

     (1) invest more than 25% of its total assets in debt securities which are rated lower than the four highest grades as determined by Moody's or S&P, but which are rated at least B, or in convertible debt securities or preferred or convertible preferred stocks; or

     (2) invest directly in common stocks, but it may retain up to 10% of its total assets in common stocks acquired by conversion of fixed income securities or exercising warrants purchased together with such securities.

     (3) purchase the securities of other investment companies, except to the extent permitted by the 1940 Act or in connection with a merger, consolidation, acquisition or reorganization.


MID CAP VALUE, MID CAP CORE, MID CAP GROWTH AND SMALL CAP GROWTH PORTFOLIOS

NONE OF THESE PORTFOLIOS WILL:

     (1) Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Portfolio's fundamental limitation on borrowing;

     (2) Purchase securities on margin or effect short sales, except in connection with arbitrage transactions or unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, except that each Portfolio may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving options, currencies, futures contracts and options on such contracts or other permissible investments; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act; or

     (3) Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

     Each of the foregoing percentage limitations (except with respect to the limitation on investing in illiquid securities) applies at the time of purchase. The Directors have the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Directors have delegated the function of making day-to-day determinations of liquidity to the Manager or Sub-Adviser pursuant to guidelines approved by the Directors.

BASIC VALUE PORTFOLIO

THIS PORTFOLIO WILL NOT:

     (1) invest in the securities of a company for the purpose of exercising management or control, but the Portfolio will vote the securities it owns in its portfolio as a shareholder in accordance with its views;

     (2) pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices;

     (3) purchase, sell or write puts, calls or combinations thereof, except as described in the Portfolio's Prospectus and this Statement of Additional Information;

     (4) enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 15% of the value of the Portfolio's net assets would be so invested; or

     (5) purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

DEVELOPING GROWTH PORTFOLIO

THIS PORTFOLIO WILL NOT:

     (1) borrow in excess of 5% of its gross assets taken at cost or market value, whichever is lower at the time of borrowing, and then only as a temporary measure for extraordinary or emergency purposes;

     (2) make short sales of securities or maintain a short position except to the extent permitted by applicable law;

     (3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the 1933 Act, deemed to be liquid by the Board of Directors;

     (4) invest in securities of other investment companies as defined in the 1940 Act, except as permitted by applicable law;

     (5) invest in warrants if, at the time of acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of the Portfolio's total assets (included within such limitation, but not to exceed 2% of the Portfolio's total assets, are warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange);

     (6) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or development programs, except that the Portfolio may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities; or

     (7) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Portfolio's Prospectus and this Statement of Additional Information, as they may be amended from time to time.

GROWTH PORTFOLIO

THIS PORTFOLIO WILL NOT:

     (1) invest more than 10% of the value of its net assets in securities that are subject to restrictions on resale or are not readily marketable without registration under the 1933 Act and in repurchase agreements maturing in more than seven days;

     (1) sell any securities short or purchase any securities on margins but, may obtain such short-term credits as may be necessary for clearance of purchases and sales of securities, and may make short sales "against the box" and make margin deposits in connection with its use of options, futures contracts, forward currency contracts and other financial instruments;

     (2) invest in the securities of other investment companies, except by purchase in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary broker's commission, or except when the purchase is part of a plan or merger, consolidation, reorganization or acquisition; or

     (3) enter into repurchase agreements or purchase any "illiquid securities," illiquid securities being defined to include securities subject to legal or contractual restrictions on resale (other than restricted securities eligible for resale pursuant to Rule 144A under the 1933 Act) if, as a result thereof, more than 10% of the net assets of the Portfolio taken at market value would be in the aggregate, invested in repurchase agreements maturing in more than seven days and illiquid securities or securities which are not readily marketable, (including over-the-counter options considered by the Board of Directors of the Fund not to be readily marketable).

                            OTHER INVESTMENT POLICIES

     The following is more detailed information regarding subjects addressed in the Fund's current Prospectus.

OTHER INVESTMENT POLICIES OF THE GOVERNMENT PORTFOLIO

     Mortgage-Backed Securities. Government National Mortgage Association ("GNMA") certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans, issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, are either insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled, and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. government. GNMA certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA certificates are called "pass-through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the certificate. Upon receipt, principal payments may be used for the purchase of additional GNMA certificates or other securities permitted by the Portfolios' investment policies and restrictions.

     In addition to GNMA certificates, the Portfolio may invest in mortgage-backed securities issued by the Federal National Mortgage Association ("FNMA") and by the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA, a federally chartered and privately-owned corporation, issues mortgage-backed pass-through securities which are guaranteed as to timely payment of principal and interest by FNMA. FHLMC, a corporate instrumentality of the U.S. government, issues participation certificates which represent an interest in mortgages from FHLMC's portfolio. FHLMC guarantees the timely payment of interest and the ultimate collection of principal. Securities guaranteed by FNMA and FHLMC are not backed by the full faith and credit of the U.S. government.

     If either fixed or variable rate pass-through securities issued by the U.S. government or its agencies or instrumentalities are developed in the future, the Portfolios reserve the right to invest in them.

     Privately Issued Mortgage-Related Securities. The Portfolio may also invest in mortgage-related securities ("CMOs") which are issued by private entities such as investment banking firms and companies related to the construction industry. The mortgage-related securities in which the Portfolio may invest may be: (i) privately issued securities which are collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government; (ii) privately issued securities which are collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and such guarantee is collateralized by U.S. government securities; and (iii) other privately issued securities in which the proceeds of the issuance are invested in mortgage-backed securities and payment of the principal and interest is supported by the credit of an agency or instrumentality of the U.S. government. The Portfolio will not invest in any privately issued CMOs that do not meet the requirements of Rule 3a-7 under the 1940 Act if, as a result of such investment, more than 5% of the Portfolio's net assets would be invested in any one CMO, more than 10% of the Portfolio's net assets would be invested in CMOs and other investment company securities in the aggregate, or the Portfolio would hold more than 3% of any outstanding issue of CMOs.

     The Portfolio may also invest in securities collateralized by mortgages or pools of mortgages the issuer of which has qualified to be treated as a "real estate mortgage investment conduit" ("REMIC") under the Internal Revenue Code of 1986, as amended (the "Code"). CMOs and REMICs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs and REMICs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs and REMICs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO or a REMIC, there is no assurance that the collateral securing such CMO or REMIC will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs and REMICs in the over-the-counter market, the depth and liquidity of which will vary from issue to issue and from time to time.

OTHER INVESTMENT POLICIES OF THE CASH MANAGEMENT PORTFOLIO

     The Portfolio may invest its assets in U.S. dollar-denominated securities of U.S. or foreign issuers and in securities of foreign branches of U.S. banks, such as negotiable certificates of deposit (Eurodollars). Since the Portfolio may contain such securities, an investment therein involves investment risks that are different in some respects from an investment in a fund which invests only in debt obligations of U.S. domestic issuers. Such risks may include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities held in the Portfolio, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of the principal of and interest on securities in the Portfolio.

     All of the assets of the Portfolio will generally be invested in obligations which mature in 397 days or less and substantially all these investments will be held to maturity; however, securities collateralizing repurchase agreements may have maturities in excess of 397 days. The Portfolio will, to the extent feasible, make portfolio investments primarily in anticipation of or in response to changing economic and money market conditions and trends. The dollar-weighted average maturity of the Portfolio's holdings may not exceed 90 days. Consistent with the provisions of a rule of the SEC, the Portfolio invests only in U.S. dollar-denominated money market instruments that present minimal credit risk and, with respect to 95% of its total assets, measured at the time of investment, that are of the highest quality. MacKay Shields shall determine whether a security presents minimal credit risk under procedures adopted by the Fund's Board of Directors. A money market instrument will be considered to be highest quality (1) if rated in the highest rating by:
(i) any two nationally recognized statistical rating organizations ("NRSROs") or, (ii) if rated by only one NRSRO, by that NRSRO; (2) if issued by an issuer that received a short-term rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security and that are rated in the highest rating category by (i) any two NRSROs or, (ii) if rated by only one NRSRO, by that NRSRO, and whose acquisition is approved or ratified by the Board of Directors; (3) an unrated security that is of comparable quality to a security in the highest rating category as determined by MacKay Shields; (4) (i) with respect to a security that is subject to any features that entitles the holder, under certain circumstances, to receive the approximate amortized cost of the underlying security or securities plus accrued interest "Demand Feature" or obligations of a person other than the issuer of the security, under certain circumstances, to undertake to pay the principal amount of the underlying security plus interest "Guarantee", the Guarantee has received a rating from an NRSRO or the Guarantee is issued by a guarantor that has received a rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security to the Guarantee, with certain exceptions, and (ii) the issuer of the Demand Feature or Guarantee, or another institution, has undertaken promptly to notify the holder of the security in the event that the Demand Feature or Guarantee is substituted with another Demand Feature or Guarantee; (5) if it is a security issued by a money market fund registered with the SEC under the 1940 Act; or (6) if it is a Government Security. With respect to 5% of its total assets, measured at the time of investment, the Portfolio may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations.

     The Portfolio may not invest more than 5% of its total assets, measured at the time of investment, in securities of any one issuer that are of the highest quality, except that the Portfolio may exceed this 5% limitation with respect to 25% of its total assets for up to three business days after the purchase of securities of any one issuer, and except that this limitation shall not apply to U.S. government securities or securities subject to certain Guarantees. Immediately after the acquisition of any Demand Feature or Guarantee, the Portfolio, with respect to 75% of its total assets, shall not have invested more than 10% of its total assets in securities issued by or subject to Demand Features or Guarantees from the institution that issued the Demand Feature or Guarantee, with certain exceptions. In addition, immediately after the acquisition of any Demand Feature or Guarantee (or a security after giving effect to the Demand Feature or Guarantee) that is not within the highest rating category by NRSROs, the Portfolio shall not have invested more than 5% of its total assets in securities issued by or subject to Demand Features or Guarantees from the institution that issued the Demand Feature or Guarantee. The Portfolio may not invest more than the greater of 1% of its total assets or one million dollars, measured at the time of investment, in securities of any one issuer that are in the second-highest rating category, except that this limitation shall not apply to U.S. Government securities or securities subject to certain Guarantees. In the event that an instrument acquired by the Portfolio is downgraded or otherwise ceases to be of the quality that is eligible for the Portfolio, MacKay Shields, under procedures approved by the Board of Directors shall promptly reassess whether such security presents minimal credit risk and shall recommend to the Valuation Committee of the Board of Directors ("the Valuation Committee") that the Portfolio take such action as it determines is in the best interest of the Portfolio and its shareholders. The Valuation Committee, after consideration of the recommendation of MacKay Shields and such other information as it deems appropriate, shall cause the Portfolio to take such action as it deems appropriate, and shall report promptly to the Board of Directors the action it has taken and the reasons for such action.

     Pursuant to the rule, the Portfolio uses the amortized cost method of valuing its investments, which facilitates the maintenance of the Portfolio's per share net asset value at $1.00. The amortized cost method, which is normally used to value all of the Portfolio's securities involves initially valuing a security at its cost and thereafter amortizing to maturity any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

     The Directors have also established procedures designed to stabilize, to the extent reasonably possible, the Portfolio's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Portfolio's holdings by the Directors, at such intervals as they deem appropriate, to determine whether the Portfolio's net asset value calculated by using available market quotations or market equivalents (the determination of value by reference to interest rate levels, quotations of comparable securities and other factors) deviates from $1.00 per share based on amortized cost.

     The extent of deviation between the Portfolio's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be periodically examined by the Directors. If such deviation exceeds 1/2 of 1%, the Directors will promptly consider what action, if any, will be initiated. In the event the Directors determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard to be necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations or equivalents. In addition, in order to stabilize the net asset value per share at $1.00, the Directors have the authority (1) to reduce or increase the number of shares outstanding on a pro rata basis, and (2) to offset each shareholder's pro rata portion of the deviation between the net asset value per share and $1.00 from the shareholder's accrued dividend account or from future dividends.

     The Portfolio may hold cash for the purpose of stabilizing its net asset value per share. Holdings of cash, on which no return is earned, would tend to lower the yield on the Portfolio's shares.

     The Portfolio may also, consistent with the provisions of the rule, invest in securities with a face maturity of more than thirteen months, provided that the security is either a variable or floating rate U.S. Government security, or a floating or variable rate security with certain demand or interest rate reset features.

OTHER INVESTMENT POLICIES OF THE CONVERTIBLE PORTFOLIO

     In selecting convertible securities for purchase or sale, the Sub-Adviser takes into account a variety of investment considerations, including credit risk, projected interest return and the premium for the convertible security relative to the underlying common stock.

     During the fiscal year ended December 31, 2004, based upon the dollar-weighted average ratings of the Portfolio holdings at the end of each month in the Portfolio's fiscal year, the Portfolio had the following percentages of its net assets invested in securities rated in the categories indicated (all ratings are by S&P):

 1.07%  in securities rated AAA
 7.98%  in securities rated AA
21.33%  in securities rated A
28.00%  in securities rated BBB
13.54%  in securities rated BB
13.32%  in securities rated B
 2.49%  in securities rated CCC
 0.32%  in securities rated C
 0.23%  in securities rated D
 2.07%  in cash and cash equivalents
 9.65%  in equity securities

     These figures are intended solely to provide disclosure about the Portfolio's asset composition during its fiscal year ended December 31, 2004. The asset composition after this time may or may not be the same as represented by such figures. In addition, the categories reflect ratings by S&P, and ratings assigned by Moody's may not be consistent with ratings assigned by S&P or other credit rating services, and the Sub-Adviser may not necessarily agree with a rating assigned by any credit rating agency.

OTHER INVESTMENT POLICIES OF THE BASIC VALUE PORTFOLIO

     The Portfolio may invest in convertible securities. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

     The Portfolio may invest in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and other forms of depositary receipts. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-United States bank and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and EDRs and CDRs in bearer form are designed for use in Europe.

     A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The Portfolio may invest up to 5% of its net assets in warrants, except that this limitation does not apply to warrants purchased by the Portfolio that are sold in units with, or attached to, other securities. Included in such amount, but not to exceed 2% of the value of the Portfolio's net assets, may be warrants which are not listed on the New York or American Stock Exchange.

     The Portfolio may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Sub-Adviser to be of comparable quality to the other obligations in which the Portfolio may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

     The Portfolio may purchase certificates of deposit, time deposits, bankers acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Portfolio may be subject to additional investment risks that are different in some respect from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.

     Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

     The Portfolio may invest in commercial paper. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Portfolio will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's, A-1 by S&P, F-1 by Fitch Investors Service, L.P. ("Fitch") or Duff-1 by Duff & Phelps Credit Rating Co. ("Duff"), (b) issued by companies having an outstanding unsecured debt issue currently rated at least Aa3 by Moody's or AA by S&P, Fitch or Duff, or (c) if unrated, determined by the Sub-Adviser to be of comparable quality to those rated obligations which may be purchased by the Portfolio.

     The Portfolio may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Portfolio's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Portfolio is subject to a risk that should the Portfolio desire to sell them when a ready buyer is not available at a price the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected.

OTHER INVESTMENT POLICIES OF THE GROWTH PORTFOLIO

     The Portfolio may invest in common stocks of foreign issuers, ADRs, foreign currency transactions with respect to underlying common stocks, preferred stock, investment grade securities convertible into common stock, futures contracts, options on equity securities or equity security indexes, rights or warrants to subscribe for or purchase common stock, obligations of the U.S. government, its agencies or instrumentalities (including repurchase agreements thereon) and in securities that track the performance of a broad-based securities index. The Portfolio may invest in sponsored and unsponsored ADRs. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. Thus, these securities are not denominated in the same currency as the securities into which they may be converted. ADRs are subject to many of the risks inherent in investing in foreign securities, including confiscatory taxation or nationalization, and less comprehensive disclosure requirements for the underlying security. In addition, the issuers of the securities underlying unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the ADRs. ADRs are considered to be foreign securities by the Portfolio for purposes of certain investment limitation calculations.

     The Portfolio also may invest in sponsored or unsponsored EDRs, Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") or other similar securities representing interests in or convertible into securities of foreign issuers ("Depositary Receipts"). EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities. GDRs are issued globally for trading in non-U.S. securities markets and evidence a similar ownership arrangement. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. As with ADRs, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks of other investments in foreign securities, as discussed below.

     The Portfolio may invest in bankers' acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset, or it may be sold in the secondary market at the going rate of interest for a specified maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

     The Portfolio may invest in bank certificates of deposit ("CDs"). The Federal Deposit Insurance Corporation is an agency of the U.S. Government that insures the deposits of certain banks and savings and loan associations up to $100,000 per deposit. The interest on such deposits may not be insured if this limit is exceeded. Current federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $100,000 or more, without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments currently must be limited to $100,000 per insured bank or savings and loan association. Investments in CDs are made only with domestic institutions with assets in excess of $1 billion.

     The Portfolio may invest in commercial paper that is limited to obligations rated Prime-1 or Prime-2 by Moody's or A-1 or A-2 by S&P. Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof.

     The Portfolio may not purchase or otherwise acquire any illiquid security if, as a result, more than 10% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Over-the-counter ("OTC") options and their underlying collateral are currently considered to be illiquid investments. The Portfolio may sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options that it writes. The assets used as cover for OTC options written by the Portfolio will be considered illiquid unless OTC options are sold to qualified dealers who agree that the Portfolio may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     The Portfolio may invest in preferred stock. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

     The Portfolio may invest in Standard & Poor's Depositary Receipts ("SPDRs") and other similar index securities ("Index Securities"). Index Securities represent interests in a fixed portfolio of common stocks designed to track the price and dividend yield performance of a broad-based securities index, such as the S&P 500(R) Index.

     The Portfolio may purchase rights and warrants, which are instruments that permit the Portfolio to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. Warrants may be either perpetual or of limited duration. There is a greater risk that warrants might drop in value at a faster rate than the underlying stock. The Portfolio currently does not intend to invest more than 5% of its net assets in warrants.

OTHER INVESTMENT POLICIES OF THE HIGH YIELD CORPORATE BOND PORTFOLIO

     Debt securities in which this Portfolio may invest include all types of debt obligations of both domestic and foreign issuers, such as bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper and U.S. Government securities (including obligations, such as repurchase agreements, secured by such instruments). Debt securities may have fixed, contingent, variable or floating (including inverse floating) rates of interest, and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

     Under normal market conditions, not more than 20% of the value of the Portfolio's total assets will be invested in equity securities, including common stocks, preferred stocks, warrants and rights.

     The Portfolio may invest up to 40% of the value of its total assets in each of the electric utility and telephone industries, but will not invest more than 25% in either of those industries unless yields available for four consecutive weeks in the four highest rating categories on new issue bonds in such industry (issue size of $50 million or more) have averaged in excess of 105% of yields of new issue long-term industrial bonds similarly rated (issue size of $50 million or more). Concentration of the Portfolio's assets in these industries may subject the Portfolio to greater price volatility and lessen the benefits of reducing risk typically associated with greater asset diversification.

     When and if available, debt securities may be purchased at a discount from face value. However, the Portfolio does not intend to hold such securities to maturity for the purpose of achieving potential capital gains, unless current yields on these securities remain attractive. From time to time the Portfolio may purchase securities not paying interest or dividends at the time acquired if, in the opinion of the Sub-Adviser, such securities have the potential for future income (or capital appreciation, if any).

     Since shares of the Portfolio represent an investment in securities with fluctuating market prices, the value of shares of the Portfolio will vary as the aggregate value of the Portfolio's securities holdings increases or decreases. Moreover, the value of the debt securities that the Portfolio purchases may fluctuate more than the value of higher rated debt securities. These lower rated fixed income securities generally tend to reflect short-term corporate and market developments to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to the Portfolio but will be reflected in the net asset value of the Portfolio's shares.

     The Sub-Adviser seeks to reduce risk through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets. In addition, investments in foreign securities may serve to provide further diversification.

     During the fiscal year ended December 31, 2004, based upon the dollar-weighted average ratings of the Portfolio's holdings at the end of each month in the Portfolio's fiscal year, the Portfolio had the following percentages of its net assets invested in securities rated in the categories indicated (all ratings are by S&P):

 1.39%  in securities rated AAA
 0.07%  in securities rated A
 2.17%  in securities rated BBB
11.26%  in securities rated BB
42.63%  in securities rated B
11.17%  in securities rated CCC
 1.12%  in securities rated CC
 0.90%  in securities rated C
 6.97%  in securities rated D
16.87%  in cash and cash equivalents
 5.45%  in equity securities

     These figures are intended solely to provide disclosure about the Portfolio's asset composition during its fiscal year ended December 31, 2004. The asset composition after this time may or may not be the same as represented by such figures. In addition, the categories reflect ratings by S&P, and ratings assigned by Moody's may not be consistent with ratings assigned by S&P or other credit rating services, and MacKay Shields may not necessarily agree with a rating assigned by any credit rating agency.

     For temporary defensive purposes the Portfolio may invest more than 25% of its total assets in U.S. government securities during periods of abnormal market conditions. Also, for temporary defensive purposes, the Portfolio may invest without limit in corporate debt securities rated A or higher by Moody's or S&P whenever deemed appropriate by the Sub-Adviser in response to market conditions.

OTHER INVESTMENT POLICIES OF THE S&P 500 INDEX PORTFOLIO

     The Manager seeks to provide investment results which mirror the performance of the S&P 500(R) Index. The Manager attempts to achieve this objective by investing in all stocks in the S&P 500(R) Index in the same proportion as their representation in the S&P 500(R) Index. The Portfolio will be managed using mathematical algorithms to determine which stocks are to be purchased or sold to replicate the S&P 500(R) Index to the extent feasible. From time to time, adjustments may be made in the Portfolio's holdings because of changes in the composition of the S&P 500(R) Index, but such changes should be infrequent. The correlation between the performance of the S&P 500(R) Index Portfolio and the S&P 500(R) Index is expected to be at least 0.95, on an annual basis. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Portfolio, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500(R) Index. Unlike other funds which generally seek to beat market averages, often with unpredictable results, index funds seek to match their respective indexes. No attempt is made to manage the Portfolio in the traditional sense using economic, financial and market analysis.

     The Manager believes the indexing approach described above is an effective method of duplicating percentage changes in the S&P 500(R) Index. It is a reasonable expectation that there will be a close correlation between the Portfolio's performance and that of the S&P 500(R) Index in both rising and falling markets. The Portfolio's ability to track the S&P 500(R) Index, however, may be affected by, among other things, transaction costs, changes in either the composition of the S&P 500(R) Index or number of shares outstanding for the components of the S&P 500(R) Index, and the timing and amount of shareholder contributions and redemptions, if any.

     Although the Portfolio normally seeks to remain substantially fully invested in securities in the S&P 500(R) Index, the Portfolio may invest temporarily in certain short-term money market instruments. Such securities may be used to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. These securities include: obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or by any of the states, repurchase agreements, reverse repurchase agreements, securities of money market funds, time deposits, certificates of deposit, bankers' acceptances and commercial paper. The Portfolio also may borrow money for temporary or emergency purposes, purchase securities on a when-issued basis, and enter into firm commitments to purchase securities.

     "Standard & Poor's", "S&P 500", "S&P", and "Standard & Poor's 500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use. The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.

     The Portfolio is not sponsored, endorsed, sold or promoted by S&P, a division of The McGraw-Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to the owners of the Portfolio, or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P 500(R) Index to track general stock market performance. S&P's only relationship to the Manager or the Portfolio is the licensing of certain trademarks and trade names of S&P and of the S&P 500(R) Index, which is determined, composed and calculated by S&P without regard to the Portfolios. S&P has no obligation to take the needs of the Adviser or the owners of the Portfolio into consideration in determining, composing or calculating the S&P 500(R) Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Portfolio or the timing of the issuance or sale of the Portfolio or in the determination or calculation of the equation by which the Portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

     S&P does not guarantee the accuracy and/or the completeness of the S&P 500(R) Index, or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Manager, owners of the Portfolio, or any other person or entity from the use of the S&P 500(R) Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500(R) Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

     The inclusion of a security in the S&P 500(R) Index in no way implies an opinion by the index sponsors or S&P as to the attractiveness of that security as an investment. The Portfolio is not sponsored by or affiliated with the sponsor of its index.

OTHER INVESTMENT POLICIES OF THE INTERNATIONAL EQUITY PORTFOLIO

     In making investment decisions for this Portfolio, the Sub-Adviser will consider such factors as prospects for relative economic growth, government policies influencing exchange rates and business considerations, and the quality of individual issuers. In addition, in managing the Portfolio assets, the Sub-Adviser will determine in its good faith judgment:

          (a)  The country allocation among the international equity markets;

          (b)  The currency exposure (asset allocation across currencies); and

          (c)  The diversified security holdings within each equity market.

     The Portfolio has no present intention of altering its general policy of investing, under normal conditions, in foreign equity securities. However, under exceptional conditions abroad or when it is believed that economic or market conditions warrant, the Portfolio may, for temporary defensive purposes, invest part or all of its portfolio in equity securities of U.S. issuers; notes and bonds which at the time of their purchase are rated BBB or higher by S&P or Baa or higher by Moody's (see Appendix A "Ratings of Debt Securities").

     The Portfolio also may invest in foreign securities in the form of ADRs, EDRs, GDRs, IDRs or other similar securities convertible into securities of foreign issuers. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. Most ADRs are traded on a U.S. stock exchange. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying foreign securities.

     To hedge the market value of securities held, proposed to be held or sold, or relating to foreign currency exchange rates, the Portfolio may enter into or purchase securities or securities index options, foreign currency options, and futures contracts and related options with respect to securities, indexes of securities or currencies. The Portfolio also may buy and sell currencies on a spot or forward basis. Subject to compliance with applicable rules, futures contracts and related options may be used for any legally permissible purpose, including as a substitute for acquiring a basket of securities and to reduce transaction costs. The Portfolio also may purchase securities on a when-issued or forward commitment basis and engage in portfolio securities lending. The Portfolio may use all of these techniques (1) in an effort to manage cash flow and remain fully invested in the stock and currency markets, instead of or in addition to buying and selling stocks and currencies, or (2) in an effort to hedge against a decline in the value of securities or currencies owned by it or an increase in the price of securities which it plans to purchase.

     The Sub-Adviser believes that active currency management can enhance portfolio returns through opportunities arising from interest rate differentials between instruments denominated in different currencies and/or changes in value between currencies. Moreover, the Sub-Adviser believes active currency management can be employed as an overall portfolio risk management tool. For example, in its view, foreign currency management can provide overall portfolio risk diversification when combined with a portfolio of foreign securities, and the market risks of investing in specific foreign markets can at times be reduced by currency strategies which may not involve the currency in which the foreign security is denominated.

NON-FUNDAMENTAL POLICIES RELATED TO PORTFOLIO NAMES

     Certain of the Fund's Portfolios have names that suggest the Portfolio will focus on a type of investments, within the meaning of the SEC's Rule 35d-1. The Fund has adopted a non-fundamental policy for each of these Portfolios to invest at least 80% of the value of its assets (net assets plus the amount of any borrowing for investment purposes) in the particular type of investments suggested by its name. The affected Portfolios and their corresponding 80% policies are:

     MainStay VP Common Stock Portfolio - to invest, under normal circumstances, at least 80% of its assets in common stocks.

     MainStay VP S&P 500 Index Portfolio - to invest, under normal circumstances, at least 80% of its total assets in stocks in the S&P 500(R) Index.

     MainStay VP International Equity Portfolio - to invest, under normal circumstances, at least 80% of its assets in equity securities.

     MainStay VP Mid Cap Core Portfolio - to invest, under normal circumstances, at least 80% of its assets in securities of mid capitalization companies, as defined from time to time in the current prospectus for the Portfolio.

     MainStay VP Mid Cap Growth Portfolio - to invest, under normal circumstances, at least 80% of its assets in securities of mid capitalization companies, as defined from time to time in the current prospectus for the Portfolio.

     MainStay VP Small Cap Growth Portfolio - to invest, under normal circumstances, at least 80% of its assets in securities of small capitalization companies, as defined from time to time in the current prospectus for the Portfolio.

     MainStay VP Convertible Portfolio - to invest, under normal circumstances, at least 80% of its assets in convertible securities.

     MainStay VP Mid Cap Value Portfolio - to invest, under normal circumstances, at least 80% of its assets in securities of mid capitalization companies, as defined from time to time in the current prospectus for the Portfolio.

     MainStay VP Bond Portfolio - to invest, under normal circumstances, at least 80% of its assets in bonds.

     MainStay VP Government Portfolio - to invest, under normal circumstances, at least 80% of its assets in U.S. government securities.

     MainStay VP High Yield Corporate Bond Portfolio - to invest, under normal circumstances, at least 80% of its assets in high yield corporate debt securities.

     MainStay VP Floating Rate Portfolio - to invest, under normal circumstances, at least 80% of its assets in income producing floating rate loans and other floating rate debt securities ("Floating Rate Loans").

     With respect to each of these Portfolios, the Fund has adopted a policy to provide the Portfolio's shareholders with at least 60 days prior notice of any change in the policy of a Portfolio to invest at least 80% of its assets in the manner described above.

     INVESTMENT PRACTICES AND INSTRUMENTS COMMON TO TWO OR MORE PORTFOLIOS

     The Portfolios may engage in the following investment practices, or invest in the following instruments to the extent permitted in the Prospectus and elsewhere in this SAI. Unless otherwise stated in the Prospectus, many investment techniques are discretionary. That means the manager or Subadvisor may elect to employ or not employ the various techniques in their sole discretion. Investors should not assume that any particular discretionary investment technique will ever be employed, or, if employed, that it will be employed at all times.

     NONE OF THE PORTFOLIOS ALONE CONSTITUTES A COMPLETE INVESTMENT PROGRAM

     The loss of money is a risk of investing in the Portfolios. None of the Portfolios, individually or collectively, is intended to constitute a balanced or complete investment program and the NAV per share of each Portfolio will fluctuate based on the value of the securities held by each Portfolio. Each of the Portfolios is subject to the general risks and considerations associated with investing in mutual funds generally as well as additional risks and restrictions discussed herein.

SECURITIES OF OTHER INVESTMENT COMPANIES

     Each Portfolio may invest in securities of other investment companies, subject to limitations prescribed by the 1940 Act and any applicable investment restrictions described in the Fund's prospectus and SAI. Among other things, the 1940 Act limitations prohibit a Portfolio from (1) acquiring more than 3% of the voting shares of an investment company, (2) investing more than 5% of the Portfolio's total assets in securities of any one investment company, and (3) investing more than 10% of the Portfolio's total assets in securities of all investment companies. Each Portfolio indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which the Portfolio invests in addition to the fees and other expenses each Portfolio bears directly in connection with its own operations. These securities represent interests in professionally managed portfolios that may invest in various types of instruments pursuant to a wide range of investment styles. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve duplicative management and advisory fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value per share. Others are continuously offered at net asset value per share, but may also be traded in the secondary market.

EXCHANGE TRADED FUNDS

     To the extent the Portfolios may invest in securities of other investment companies, each Portfolio may invest in shares of exchange traded funds ("ETFs'). ETFs are investment companies that trade like stocks. Like stocks, shares of ETFs are not traded at net asset value, but may trade at prices above or below the value of their underlying portfolios. The price of an ETF is derived from and based upon the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of stocks. Thus, the risks of owning an ETF generally reflect the risk of owning the underlying securities they are designed track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Portfolio could result in losses on the Portfolio's investment in ETFs. ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly. A portfolio manager may from time to time invest in ETFs, primarily as a means of gaining exposure for the portfolio to the equity market without investing in individual common stocks, particularly in the context of managing cash flows into the Portfolio. (See also "Securities of Other Investment Companies.")

     The Portfolios can use various techniques to increase or decrease their exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities indices.

     The Portfolios can use these practices in an attempt to adjust the risk and return characteristics of their portfolios of investments. When a Portfolio uses such techniques in an attempt to reduce risk it is known as "hedging." If a Portfolio's Manager or Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

     All Portfolios may engage in the following investment practices or techniques, subject to the specific limits described in the Prospectus or elsewhere in this SAI. Unless otherwise stated in the Prospectus, many investment techniques are discretionary. That means a Portfolio's Manager or Sub-Adviser may elect to engage or not engage in the various techniques at its sole discretion. Investors should not assume that any particular discretionary investment technique or strategy will be employed at all times, or ever employed. With respect to some of the investment practices and techniques, Portfolios that are most likely to engage in a particular investment practice or technique are indicated in the relevant descriptions as Portfolios that may engage in such practices or techniques.

ARBITRAGE

     Each Portfolio may sell in one market a security which it owns and simultaneously purchase the same security in another market, or it may buy a security in one market and simultaneously sell it in another market, in order to take advantage of differences in the price of the security in the different markets. The Portfolios do not actively engage in arbitrage. Such transactions may be entered into only with respect to debt securities and will occur only in a dealer's market where the buying and selling dealers involved confirm their prices to the Portfolio at the time of the transaction, thus eliminating any risk to the assets of a Portfolio. Such transactions, which involve costs to a Portfolio, may be limited by the policy of each Portfolio to qualify as a "regulated investment company" under the Code.

BANK OBLIGATIONS

     Each Portfolio may invest in certificates of deposit, time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks and in certificates of deposit, time deposits and other short-term obligations issued by savings and loan associations ("S&Ls").

     Certificates of deposit are certificates evidencing the obligation of a bank or S&L to repay funds deposited with it for a specified period of time at a specified rate of return. Time deposits in banks or S&Ls are generally similar to certificates of deposit, but are uncertificated. Time deposits which may be held by the Portfolios will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer, usually in connection with international commercial transactions. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. No Portfolio may invest in time deposits maturing in more than seven days and that are subject to withdrawal penalties. Each Portfolio will limit its investment in time deposits for which there is a penalty for early withdrawal to 10% of its net assets.

     Investments in the obligations of banks are deemed to be "cash equivalents" if, at the date of investment, the banks have capital, surplus, and individual profits (as of the date of their most recently published financials) in excess of $100 million, or the equivalent in other currencies, or if, with respect to the obligations of other banks and S&Ls, such obligations are federally insured. Each Portfolio will invest accordingly. These limitations do not prohibit investments in the securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

CASH EQUIVALENTS

     Each of the Portfolios may invest in cash and cash equivalents. These include, but are not limited to: short-term obligations issued or guaranteed as to interest and principal by the U.S. government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities; see "Repurchase Agreements" and "Reverse Repurchase Agreements" for a description of the characteristics and risks of repurchase agreements); obligations of banks (certificates of deposit, bankers' acceptances and time deposits) which at the date of investment have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $100,000,000, and obligations of other banks or S&Ls if such obligations are federally insured; commercial paper (as described in this SAI); short-term corporate obligations which at the date of investment are rated AA or better by S&P or Aa or better by Moody's; and other debt instruments not specifically described if such instruments are deemed by the Directors or Manager to be of comparable high quality and liquidity. In addition, the International Equity Portfolio may invest in foreign cash and cash equivalents.

COMMERCIAL PAPER

     Each Portfolio may invest in commercial paper if it is rated at the time of investment Prime-1 by Moody's or A-1 by S&P, or, if not rated by Moody's or S&P, if a Portfolio's Manager or Sub-Adviser determines that the commercial paper is of comparable quality. In addition, each of the Balanced, Floating Rate, Mid Cap Value, Mid Cap Core, Mid Cap Growth and Small Cap Growth Portfolios may invest up to 5% of its total assets in commercial paper if rated in the second highest rating category by an NRSRO, such as S&P or Moody's, or, if unrated, if a Portfolio's Manager or Sub-Adviser determines that the commercial paper is of comparable quality. Commercial paper represents short-term (nine months or less) unsecured promissory notes issued by banks or bank holding companies, corporations and finance companies. The Cash Management Portfolio may invest in commercial paper according to the policies set forth in "Other Investment Policies of the Cash Management Portfolio."

CONVERTIBLE SECURITIES

     The Balanced, Bond, Convertible, Floating Rate, Growth, Mid Cap Core, Mid Cap Value, Income & Growth, Mid Cap Growth, Small Cap Growth, Basic Value, High Yield Corporate Bond, Developing Growth, Total Return, and Value Portfolios may invest in securities convertible into common stock or the cash value of a single equity security or a basket or index of equity securities. Such investments may be made, for example, if the Manager or Sub-Adviser believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for inclusion in the Portfolios' holdings include convertible bonds, convertible preferred stocks, warrants or notes or other instruments that may be exchanged for cash payable in an amount that is linked to the value of a particular security, basket of securities, index or indices of securities or currencies.

     Convertible securities, until converted, have the same general characteristics as other fixed income securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to exchange the holder's investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

     As with all fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The unique feature of the convertible security is that as the market price of the underlying common stock declines, a convertible security tends to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

     Holders of fixed income securities (including convertible securities) have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation. However, convertible securities are typically subordinated to similar non-convertible securities of the same issuer.

     Accordingly, convertible securities have unique investment characteristics because (i) they have relatively high yields as compared to common stocks, (ii) they have defensive characteristics since they provide a fixed return even if the market price of the underlying common stock declines, and (iii) they provide the potential for capital appreciation if the market price of the underlying common stock increases.

     A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision or indenture pursuant to which the convertible security is issued. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to surrender the security for redemption, convert it into the underlying common stock or cash or sell it to a third party.

DEBT SECURITIES

     Debt securities may have fixed, variable or floating (including inverse floating) rates of interest. To the extent that a Portfolio invests in debt securities, it will be subject to certain risks. The value of the debt securities held by a Portfolio, and thus the net asset value, or NAV, of the shares of a Portfolio, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the average maturity of a Portfolio's investments, changes in relative values of the currencies in which a Portfolio's investments are denominated relative to the U.S. dollar, and the extent to which a Portfolio hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed income securities held by a Portfolio, and a decline in interest rates will increase the value of fixed income securities held by a Portfolio.

FLOATERS AND INVERSE FLOATERS

     The Balanced, Bond, Convertible, Government, Total Return, High Yield Corporate Bond, Basic Value, Floating Rate and Cash Management Portfolios may, to the extent permitted by law, invest in floating rate debt instruments ("floaters"). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Portfolio with a certain degree of protection against rises in interest rates, a Portfolio will participate in any declines in interest rates as well.

     The Floating Rate, Total Return and Basic Value Portfolios may, to the extent permitted by law, invest in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Duration is the sensitivity of the price of a security to changes in interest rates. Certain inverse floaters may be determined to be illiquid securities for purposes of a Portfolio's limitation on investments in illiquid securities.

RISKS OF INVESTING IN HIGH YIELD SECURITIES ("JUNK BONDS")

     Certain Portfolios may invest in high yield securities (sometimes referred to as "junk" bonds). There is more price volatility, more risk of losing your principal and interest, a greater possibility of the issuer going bankrupt, plus additional risks. These securities are considered speculative.

     Investors should be willing to accept the risk associated with investment in high yield/high risk securities. Investment in high yield/high risk bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield/high risk bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield bonds may be more complex than for issuers of higher quality debt securities, and the ability of a Portfolio to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent upon such creditworthiness analysis than would be the case if the Portfolio were investing in higher quality bonds. High yield/high risk bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. The prices of high yield/high risk bonds have been found to be more sensitive to adverse economic downturns or individual corporate developments.

     The secondary market on which high yield/high risk bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Portfolio could sell a high yield/high risk bond, and could adversely affect and cause large fluctuations in the daily NAV of the Portfolio's shares. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield/high risk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If such securities are determined to be illiquid then a Portfolio will limit its investment in these securities subject to its limitation on investments in illiquid securities.

     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield/high risk bonds, especially in a thinly traded market.

     If the issuer of high yield/high risk bonds defaults, a Portfolio may incur additional expenses to seek recovery. In the case of high yield/high risk bonds structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

     The use of credit ratings as the sole method for evaluating high yield/high risk bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield/high risk bonds. Also, credit rating agencies may fail to change credit ratings on a timely basis to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Portfolio, the Portfolio may retain the portfolio security if the Manager or Sub-Adviser, where applicable, deems it in the best interest of the Portfolio's shareholders.

     Legislation designed to limit the use of high yield/high risk bonds in corporate transactions may have a material adverse effect on a Portfolio's NAV and investment practices. In addition, there may be special tax considerations associated with investing in high yield/high risk bonds structured as zero coupon or payment-in-kind securities. Interest or original issue discount on these securities is treated annually as income even though no cash interest is received until the security's maturity or payment date. As a result, the income which has accrued each year must be distributed to shareholders and such amounts will be taxable to shareholders. It is possible that a Portfolio might have to sell some of its assets to distribute cash to shareholders who elect to receive cash dividends. This could conceivably increase its expense ratios and decrease its rate of return, but, if, as expected, most shareholders elect to receive dividends in the form of additional shares, this should not pose a significant problem.

ZERO COUPON BONDS

     The Portfolios may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting market rate at the time of issuance. Because interest on zero coupon obligations is not paid to the Portfolio on a current basis but is, in effect, compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations which distribute income regularly. Zero coupon bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which a Portfolio must accrue and distribute every year even though a Portfolio receives no payment on the investment in that year. Zero coupon bonds tend to be more volatile than conventional debt securities.

U.S. GOVERNMENT SECURITIES

     U.S. government securities are securities issued or guaranteed by the United States government, its agencies or instrumentalities and include: (i) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance, U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturities of one to ten years), and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are backed by the full faith and credit of the United States government; and (ii) obligations issued or guaranteed by U.S. government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury (e.g., the Export-Import Bank); some of which are supported by the right of the issuer to borrow from the U.S. government (e.g., obligations of the Tennessee Valley Authority and the United States Postal Service); and some of which are backed only by the credit of the issuer itself (e.g., obligations of the Student Loan Marketing Association). U.S. government securities also include government-guaranteed mortgage-backed securities. (See "Mortgage-Related and Other Asset-Backed Securities" below.)

     U.S. government securities do not generally involve the credit risks associated with other types of interest bearing securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from other interest bearing securities. Like other fixed-income securities, however, the values of U.S. government securities change as interest rates fluctuate. When interest rates decline, the values of U.S. government securities can be expected to increase, and when interest rates rise, the values of U.S. government securities can be expected to decrease.

SHORT SALES AGAINST THE BOX

     Each Portfolio, except the Balanced, Bond and Common Stock Portfolios, may engage in short sales, which are transactions in which a Portfolio sells through a broker a security it does not own in anticipation of a possible decline in market price. Each of the Portfolios will only enter into short sales "against the box," and such transactions will be limited to involve no more than 5% of the Portfolio's net assets (25% with respect to the Convertible, Floating Rate, Mid Cap Value, Mid Cap Core, Mid Cap Growth, Small Cap Growth and Basic Value Portfolios). A short sale against the box is a short sale where, at the time of the short sale, the Portfolio owns or has the right to obtain securities equivalent in kind and amount. A Portfolio may enter into a short sale against the box, among other reasons, to hedge against a possible market decline in the value of the security owned by the Portfolio. If the value of a security sold short against the box increases, the Portfolio would suffer a loss when it purchases or delivers to the selling broker the security sold short. The proceeds of the short sale are retained by the broker pursuant to applicable margin rules. If a broker with which a Portfolio has open short sales were to become bankrupt, the Portfolio could experience losses or delays in recovering gains on short sales. The Portfolios will only enter into short sales against the box with brokers the Manager or Sub-Advisers believe are creditworthy.

REPURCHASE AGREEMENTS

     The Portfolios may enter into repurchase agreements, including foreign repurchase agreements, with any member bank of the Federal Reserve System or a member firm of the National Association of Securities Dealers, Inc. that is determined to be creditworthy by the Manager or Sub-Advisers. A repurchase agreement, which provides a means for a Portfolio to earn income on uninvested cash for periods as short as overnight, is an arrangement under which the purchaser (i.e., a Portfolio) purchases a security, usually in the form of a debt obligation (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Repurchase agreements with foreign banks may be available with respect to government securities of the particular foreign jurisdiction. The custody of the Obligation will be maintained by a Portfolio's Custodian, or


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
another custodian as agent for the Portfolio and the Portfolio's counterparty. Each Portfolio attempts to assure that the value of its purchased securities, including any accrued interest, will at all times exceed the value of the repurchase agreement. The repurchase price may be higher than the purchase price, the difference being income to a Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Portfolio together with the repurchase price upon repurchase. In either case, the income to a Portfolio is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

     For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from a Portfolio to the seller of the Obligation. It is not clear whether a court would consider the Obligation purchased by a Portfolio subject to a repurchase agreement as being owned by a Portfolio or as being collateral for a loan by a Portfolio to the seller.

     In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Portfolio may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Portfolio has not perfected a security interest in the Obligation, a Portfolio may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Portfolio would be at the risk of losing some or all of the principal and income involved in the transaction. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, a Portfolio could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), a Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

     The Directors have delegated to each Portfolio's Manager or Sub-Adviser the authority and responsibility to monitor and evaluate the Portfolio's use of repurchase agreements, including identification of sellers whom they believe to be creditworthy, and have authorized the Portfolios to enter into repurchase agreements with such sellers. As with any unsecured debt instrument purchased for the Portfolios, each Portfolio's Manager or Sub-Adviser seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation.

REVERSE REPURCHASE AGREEMENTS

     Each Portfolio may enter into domestic or foreign reverse repurchase agreements with banks or broker-dealers, which involve the sale of a security by a Portfolio and its agreement to repurchase the instrument at a specified time and price.

     Under a reverse repurchase agreement, a Portfolio continues to receive any principal and interest payments on the underlying security during the term of the agreement. These agreements involve the sale of debt securities (obligations) held by a Portfolio, with an agreement to repurchase the obligations at an agreed upon price, date and interest payment. The proceeds will be used to purchase other debt securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements will be utilized, when permitted by law, only when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction.

     Reverse repurchase agreements will not extend for more than 30 days nor, in the case of the Mid Cap Value and Small Cap Growth Portfolios, will such agreements involve more than 5% of the net assets of the Portfolios. This practice is not for investment leverage but solely to facilitate management of the investment portfolio by enabling the Portfolio to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous.

     While a reverse repurchase agreement is outstanding, the Portfolios will maintain appropriate liquid assets in a segregated custodian account to cover their obligations under the agreement. The Portfolios will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Sub-Advisers.

     The use of reverse repurchase agreements by a Portfolio creates leverage which increases a Portfolio's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Portfolio's earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case.

     If the buyer of the debt securities pursuant to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed and there is a risk of loss due to any decline in their value.

     During the period any reverse repurchase agreements are outstanding, to the extent necessary to assure completion of the reverse repurchase agreements, a Portfolio will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements. Interest paid on borrowed funds will not be available for investment. The Portfolio will liquidate any such borrowings as soon as possible and may not purchase any portfolio instruments while any borrowings are outstanding (except as described above).

LENDING OF PORTFOLIO SECURITIES

     Each Portfolio, except the Cash Management Portfolio, may seek to increase its income by lending portfolio securities, in accordance with procedures adopted by the Board of Directors, to certain broker-dealers and institutions. A Portfolio would have the right to call a loan and obtain the securities loaned at any time generally on less than five days' notice. For the duration of a loan, a Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. A Portfolio would not, however, have the right to vote any securities having voting rights during the existence of the loan, but a Portfolio would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially or breach its agreement with a Portfolio. The borrower would be liable for the shortage, but recovery by the Portfolio cannot be assured.

ILLIQUID SECURITIES

     A Portfolio may invest in illiquid securities. Illiquid securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. This includes repurchase agreements maturing in more than seven days. Difficulty in selling securities may result in a loss or may be costly to a Portfolio. Under the supervision of the Board, the Manager determines the liquidity of a Portfolio's investments; in doing so, the Manager may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers, (3) the dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

RESTRICTED SECURITIES

     Restricted securities have no ready market and are subject to legal restrictions on their sale (other than those eligible for resale pursuant to Rule 144A or Section 4(2) of the 1933 Act determined to be liquid pursuant to guidelines adopted by the Board of Directors). Difficulty in selling securities may result in a loss or be costly to a Portfolio. Restricted securities generally can be sold only in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder (i.e., the Portfolio) might obtain a less favorable price than prevailed when it decided to seek registration of the security. Restricted securities will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

BORROWING

     Each Portfolio may borrow consistent with its investment restrictions. This borrowing may be unsecured. The 1940 Act requires a Portfolio to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Portfolio may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time and could cause the Portfolio to be unable to meet certain requirements for qualification as a regulated investment company for federal tax purposes. To avoid the potential leveraging effects of a Portfolio's borrowings, a Portfolio will repay any money borrowed in excess of 5% of its total assets prior to purchasing additional securities. Borrowing may exaggerate the effect on a Portfolio's NAV of any increase or decrease in the market value of the Portfolio's portfolio securities. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The Basic Value Portfolio may engage in leveraging in an effort to increase returns. Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on the Portfolio's NAV; money borrowed will be subject to interest and other costs (which may include commitment fees or the cost of maintaining minimum average balances, or both), which may or may not exceed income received from the securities purchased with the borrowed funds. The use of borrowing tends to result in a faster than average movement, up or down, in the NAV of a Portfolio's shares.

FOREIGN SECURITIES

     Each Portfolio, except the Government Portfolio, may invest in U.S. dollar-denominated and non-dollar denominated foreign debt securities (including those issued by the Dominion of Canada and its provinces and other securities which meet the criteria applicable to that Portfolio's domestic investments), in foreign equity securities, and in certificates of deposit issued by foreign banks and foreign branches of United States banks, to any extent deemed appropriate by the Manager or Sub-Adviser. The Bond, Common Stock and Developing Growth Portfolios may purchase foreign securities up to a maximum of 10% of the Portfolio's total assets. The Balanced Portfolio may purchase foreign securities up to a maximum of 20% of the Portfolio's total assets. The S&P 500 Index Portfolio will invest in foreign securities to the extent that foreign securities are included in the S&P 500(R) Index. Under current SEC rules relating to the use of the amortized cost method of portfolio securities valuation, the Cash Management Portfolio is restricted to purchasing U.S. dollar-denominated securities, but it is not otherwise precluded from purchasing securities of foreign issuers.

     Investors should carefully consider the appropriateness of foreign investing in light of their financial objectives and goals. While foreign markets may present unique investment opportunities, foreign investing involves risks not associated with domestic investing. Foreign investments could be more difficult to sell than U.S. investments. Securities denominated in foreign currencies may gain or lose value as a result of fluctuating currency exchange rates. Securities markets in other countries are not always as efficient as those in the U.S. and are sometimes less liquid and more volatile. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. If foreign securities are determined to be illiquid then a Portfolio will limit its investment in these securities subject to its limitation on investments in illiquid securities. Foreign securities transactions may be subject to higher brokerage and custodial costs than domestic securities transactions. Other risks involved in investing in the securities of foreign issuers include differences in accounting, auditing and financial reporting standards; limited publicly available information; the difficulty of assessing economic trends in foreign countries; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); government interference, including government ownership of companies in certain sectors, wage and price controls, or imposition of trade barriers and other protectionist measures; difficulties in invoking legal process abroad and enforcing contractual obligations; political, social or economic instability which could affect U.S. investments in foreign countries; and potential restrictions on the flow of international capital. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Additional costs associated with an investment in foreign securities may include higher transaction, custody and foreign currency conversion costs. In the event of litigation relating to a portfolio investment, the Portfolios may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.

     Foreign securities are those issued by companies domiciled outside the U.S. and traded only or primarily in trading markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing. Some foreign securities are issued by companies organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, ADRs and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are not subject to all the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities traded in U.S. securities markets.

     Investment in emerging market countries presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general. Developing countries have economic structures that are less mature. Furthermore, developing countries have less stable political systems and may have high inflation, rapidly changing interest and currency exchange rates, and their securities markets are substantially less developed. The economies of developing countries generally are heavily dependent upon international trade, and, accordingly, have been and may continue to be adversely affected by barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures in the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

DEPOSITARY RECEIPTS

     Each Portfolio may invest in American Depositary Receipts ("ADRs"). ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. Most ADRs are traded on a U.S. stock exchange. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR. European Depositary Receipts and International Depositary Receipts are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities. Global Depositary Receipts are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying foreign securities.

FOREIGN CURRENCY TRANSACTIONS

     Each Portfolio, except the Cash Management Portfolio and the Government Portfolio, may, to the extent it invests in foreign securities, enter into foreign currency forward contracts in order to protect against uncertainty in the level of future foreign currency exchange rates. It is not expected that the S&P 500 Index Portfolio will engage in any foreign currency transactions. A Portfolio will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A foreign currency forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

     Normally, consideration of the prospect for currency parities will be incorporated in a longer term investment decision made with regard to overall diversification strategies. However, the Manager and Sub-Advisers believe that it is important to have the flexibility to enter into such forward contracts when they determine that the best interest of a Portfolio will be served. Generally, the Manager and Sub-Advisers believe that the best interest of a Portfolio will be served if a Portfolio is permitted to enter into forward contracts under specified circumstances. First, when a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, a Portfolio will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received, although a Portfolio would also forego any gain it might have realized had rates moved in the opposite direction. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge."

     Second, when the Manager or Sub-Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of a Portfolio's securities holdings denominated in such foreign currency. Such a hedge (sometimes referred to as a "position hedge") will tend to offset both positive and negative currency fluctuations, but will not offset changes in security values caused by other factors. A Portfolio also may hedge the same position by using another currency (or a basket of currencies) expected to perform similarly to the hedged currency, when exchange rates between the two currencies are sufficiently correlated ("proxy hedge"). The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. With respect to positions that constitute "transaction" or "position hedges" (including "proxy hedges"), a Portfolio will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate a Portfolio to deliver an amount of foreign currency in excess of the value of a Portfolio's securities or other assets denominated in that currency (or the related currency, in the case of a proxy hedge).

     Finally, a Portfolio may enter into forward contracts to shift its investment exposure from one currency into another currency that is expected to perform better relative to the U.S. dollar. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a Portfolio had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Portfolio to assume the risk of fluctuations in the value of the currency it purchases.

     At the consummation of the forward contract, a Portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase at the same maturity date the same amount of such foreign currency. If a Portfolio chooses to make delivery of the foreign currency, it may be required to obtain such currency for delivery through the sale of portfolio securities denominated in such currency or through conversion of other assets of a Portfolio into such currency. If a Portfolio engages in an offsetting transaction, a Portfolio will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

     A Portfolio's dealing in forward contracts will be limited to the transactions described above. Of course, a Portfolio is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager or Sub-Adviser, where applicable. A Portfolio generally will not enter into a forward contract with a term of greater than one year.

     In cases other than transactions which constitute "transaction hedges" or "position hedges" (including "proxy hedges"), a Portfolio will place cash not available for investment or liquid debt securities (denominated in the foreign currency subject to the forward contract) in a segregated account in an amount equal to the value of a Portfolio's total assets committed to the consummation of foreign currency forward contracts entered into as a hedge against a substantial decline in the value of a particular foreign currency. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account by a Portfolio on a daily basis so that the value of the account will equal the amount of a Portfolio's commitments with respect to such contracts.

     It should be realized that this method of protecting the value of a Portfolio's securities holdings against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. It also reduces any potential gain which may have otherwise occurred had the currency value increased above the settlement price of the contract.

     A Portfolio's foreign currency transactions may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.

     The Manager and Sub-Advisers believe active currency management can be employed as an overall portfolio risk management tool. For example, in their view, foreign currency management can provide overall portfolio risk diversification when combined with a portfolio of foreign securities, and the market risks of investing in specific foreign markets can at times be reduced by currency strategies which may not involve the currency in which the foreign security is denominated.

MORTGAGE DOLLAR ROLLS

     A mortgage dollar roll ("MDR") is a transaction in which a Portfolio sells mortgage-related securities from its portfolio to a counter party from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio will maintain a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the mortgage-related securities returned to the Portfolio at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counter party.

BRADY BONDS

     Each Portfolio may invest a portion of its assets in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings. Brady Bonds are not considered U. S. government securities. Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (primarily the U.S. dollar). U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

     Brady Bonds involve various risk factors, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. Investments in Brady Bonds are to be viewed as speculative. There can be no assurance that Brady Bonds in which the Portfolio may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

FOREIGN GOVERNMENT AND SUPRANATIONAL ENTITY SECURITIES

     The Balanced, Bond, Total Return, High Yield Corporate Bond, and Basic Value Portfolios may invest in debt securities or obligations of foreign governments, agencies, and supranational organizations ("Sovereign Debt"). The Balanced Portfolio may invest up to 20% of its total assets in foreign government securities of issuers in countries considered stable by the Manager and in securities of supranational entities. The Portfolio's holdings may include government securities of a number of foreign countries or, depending upon market conditions, those of a single country. Investments in Sovereign Debt can involve greater risks than investing in U.S. government securities. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Portfolio may have limited legal recourse in the event of default.

     The Manager's or Sub-Adviser's determination that a particular country should be considered stable depends on its evaluation of political and economic developments affecting the country as well as recent experience in the markets for government securities of the country. The Manager or Sub-Adviser does not believe that the credit risk inherent in the obligations of such stable foreign governments is significantly greater than that of U.S. government securities. The percentage of the Portfolio's assets invested in foreign government securities will vary depending on the relative yields of such securities, the economies of the countries in which the investments are made and such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currencies to the U.S. dollar. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.

     Debt securities of "quasi-governmental entities" are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Examples of quasi-governmental issuers include, among others, the Province of Ontario and the City of Stockholm.

     A "supranational entity" is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development), the European Investment Bank, the Asian Development Bank and the European Coal and Steel Community. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and, in many cases, are committed to make additional contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income.

     The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect the Portfolio's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While the Manager intends to manage the Portfolio's portfolio in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Portfolio to suffer a loss of interest or principal on any of its holdings.

FOREIGN INDEX-LINKED INSTRUMENTS

     As part of its investment program, and to maintain greater flexibility, the Mid Cap Core and Income & Growth Portfolios each may, subject to compliance with their respective limitations applicable to its investment in debt securities, invest in instruments issued by the U.S. or a foreign government or by private issuers that return principal and/or pay interest to investors in amounts which are linked to the level of a particular foreign index ("foreign index-linked instruments"). Foreign index-linked instruments have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time.

     A foreign index may be based upon the exchange rate of a particular currency or currencies or the differential between two currencies, or the level of interest rates in a particular country or countries or the differential in interest rates between particular countries. In the case of foreign index-linked instruments linking the interest components to a foreign index, the amount of interest payable will adjust periodically in response to changes in the level of the foreign index during the term of the foreign index-linked instrument. The risks of such investments would reflect the risks of investing in the index or other instrument, the performance of which determines the return for the instrument. Tax considerations may limit the Portfolios' ability to invest in foreign index-linked instruments.

WHEN-ISSUED SECURITIES

     Each Portfolio may from time to time purchase securities on a "when-issued" basis. Debt securities are often issued in this manner. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery of and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by the Portfolio and no interest accrues to the Portfolio. To the extent that assets of a Portfolio are held in cash pending the settlement of a purchase of securities, that Portfolio would earn no income; however, it is the Fund's intention that each Portfolio will be fully invested to the extent practicable and subject to the policies stated herein. Although when-issued securities may be sold prior to the settlement date, each Portfolio intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

     The transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Portfolio and not for purposes of leveraging the Portfolio's assets. However, a Portfolio will not accrue any income on these securities prior to delivery. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom a Portfolio has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Portfolio.

     At the time the Fund makes the commitment on behalf of a Portfolio to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Portfolio's NAV. The market value of the when-issued securities may be more or less than the purchase price payable at the settlement date. The Directors do not believe that a Portfolio's NAV or income will be exposed to additional risk by the purchase of securities on a when-issued basis. Each Portfolio will establish a segregated account in which it will maintain liquid assets at least equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

     Each Portfolio may buy mortgage-related and asset-backed securities. Mortgage-related and asset-backed securities are securities which derive their value from underlying pools of loans that may include interests in pools of lower-rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities.

     Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of a mortgage-related security with prepayment features may not increase as much as other fixed-income securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved.

     The ability of a Portfolio to successfully utilize these instruments may depend in part upon the ability of the Portfolio's Manager or Sub-Adviser to forecast interest rates and other economic factors correctly. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and if the security has been purchased at a premium the amount of the premium would be lost in the event of prepayment. Mortgage-related securities are interests in pools of residential or commercial mortgage loans or leases, including mortgage loans made by S&Ls, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities"). The Portfolios, to the extent permitted in the Prospectus, may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

     The Cash Management Portfolio may only invest in mortgage-backed and asset-backed securities that meet the requirements of Rule 2a-7 under the 1940 Act. In addition, if any such security is determined to be illiquid, a

Portfolio will limit its investment in these instruments subject to a Portfolio's limitation on investments in illiquid securities.

     MORTGAGE PASS-THROUGH SECURITIES. Mortgage pass-through securities, which are interests in pools of mortgage-related securities, differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Some mortgage pass-through certificates may include securities backed by adjustable-rate mortgages which bear interest at a rate that will be adjusted periodically.

     Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Portfolio to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost.

     Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. government (in the case of securities guaranteed by FNMA or FHLMC, which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations).

     GNMA Certificates. The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly-owned U.S. government corporation within the U.S. Department of Housing and Urban Development ("HUD"). GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as S&Ls, commercial banks and mortgage bankers) and backed by pools of FHA-insured or Veterans Administration-guaranteed mortgages. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

     Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the FNMA and the FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of HUD and acts as a government instrumentality under authority granted by Congress. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered S&Ls, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government. FNMA is authorized to borrow from the U.S. Treasury to meet its obligations.

     FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

     If either fixed or variable rate pass-through securities issued by the U.S. government or its agencies or instrumentalities are developed in the future, the Portfolios reserve the right to invest in them.

     Commercial banks, S&Ls, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental insurers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the non-governmental pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Portfolio's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Portfolios may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, each Portfolio's Manager or Sub-Adviser determines that the securities meet the Portfolio's quality standards.

     Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. No Portfolio will purchase mortgage-related securities or any other assets which in the opinion of the Portfolio's Manager or Sub-Adviser are illiquid if, as a result, more than 15% of the value of the Portfolio's net assets (10% with respect to the Balanced, Cash Management, Common Stock, Bond, Value, and Growth Portfolios) will be illiquid. Early repayment of principal on mortgage-backed securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Portfolio to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities.

     COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid on a CMO, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity class receive principal only after the first call has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bonds currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or S&Ls) to borrow against their loan portfolios.

     The eligible Portfolios will not invest in any privately issued CMOs that do not meet the requirements of Rule 3a-7 under the 1940 Act if, as a result of such investment, more than 5% of a Portfolio's net assets would be invested in any one such CMO, more than 10% of the Portfolio's net assets would be invested in such CMOs and other investment company securities in the aggregate, or the Portfolio would hold more than 3% of any outstanding issue of such CMOs.

     FHLMC COLLATERALIZED MORTGAGE OBLIGATIONS ("FHLMC CMOS"). FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the FHLMC CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

     If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

     Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

     OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

     The Portfolios' Manager or Sub-Advisers expect that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, a Portfolio's Manager or Sub-Adviser will, consistent with a Portfolio's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

     CMO RESIDUALS. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs, and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Portfolio may fail to recoup fully its initial investment in a CMO residual.

     CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the 1933 Act, as amended. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Portfolio's limitation on investment in illiquid securities.

     CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO, there is no assurance that the collateral securing such CMO will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs in the over-the-counter market, the depth and liquidity of which will vary from time to time.

     STRIPPED MORTGAGE-BACKED SECURITIES. Stripped Mortgage-Backed Securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including S&Ls, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

     Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Portfolio's limitation on investment in illiquid securities.

     OTHER ASSET-BACKED SECURITIES. The Manager and Sub-Advisers expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile Receivables(SM) ("CARS(SM)"). CARS(SM) represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicles retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS(SM) are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS(SM) may be affected by early prepayment of principal on the underlying vehicles' sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of Federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted. If consistent with a Portfolio's investment objective and policies, the Manager or Sub-Adviser also may invest in other types of asset-backed securities. Certain asset-backed securities may present the same types of risks that may be associated with mortgage-backed securities.

LOAN PARTICIPATION INTERESTS

     The Portfolios may invest in participation interests in loans. A Portfolio's investment in loan participation interests may take the form of participation interests in, assignments of or novations of a corporate loan ("Participation Interests"). The Participation Interests may be acquired from an agent bank, co-lenders or other holders of Participation Interests ("Participants"). In a novation, a Portfolio would assume all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. As an alternative, a Portfolio may purchase an assignment of all or a portion of a lender's interest in a corporate loan, in which case, a Portfolio may be required generally to rely on the assigning lender to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the corporate loan. A Portfolio also may purchase a Participation Interest in a portion of the rights of a lender in a corporate loan. In such a case, a Portfolio will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights directly against the agent bank or the borrower; rather the Portfolio must rely on the lending institution for that purpose. A Portfolio will not act as an agent bank, a guarantor or sole negotiator of a structure with respect to a corporate loan.

     In a typical corporate loan involving the sale of Participation Interests, the agent bank administers the terms of the corporate loan agreement and is responsible for the collection of principal and interest and fee payments to the credit of all lenders which are parties to the corporate loan agreement. The agent bank in such cases will be qualified under the 1940 Act to serve as a custodian for a registered investment company such as each Portfolio of the Fund. A Portfolio generally will rely on the agent bank or an intermediate Participant to collect its portion of the payments on the corporate loan. The agent bank monitors the value of the collateral and, if the value of the collateral declines, may take certain action, including accelerating the corporate loan, giving the borrower an opportunity to provide additional collateral or seeking other protection for the benefit of the Participants in the corporate loan, depending on the terms of the corporate loan agreement. Furthermore, unless under the terms of a participation agreement a Portfolio has direct recourse against the borrower (which is unlikely), a Portfolio will rely on the agent bank to use appropriate creditor remedies against the borrower. The agent bank also is responsible for monitoring compliance with covenants contained in the corporate loan agreement and for notifying holders of corporate loans of any failures of compliance. Typically, under corporate loan agreements, the agent bank is given broad discretion in enforcing the corporate loan agreement, and is obligated to use only the same care it would use in the management of its own property. For these services, the borrower compensates the agent bank. Such compensation may include special fees paid on structuring and funding the corporate loan and other fees paid on a continuing basis.

     A financial institution's employment as an agent bank may be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding. A successor agent bank generally will be appointed to replace the terminated bank, and assets held by the agent bank under the corporate loan agreement should remain available to holders of corporate loans. If, however, assets held by the agent bank for the benefit of a Portfolio were determined by an appropriate regulatory authority or court to be subject to the claims of the agent bank's general or secured creditors, the Portfolio might incur certain costs and delays in realizing payment on a corporate loan, or suffer a loss of principal and/or interest. In situations involving intermediate Participants similar risks may arise.

     When a Portfolio acts as co-lender in connection with a Participation Interest or when a Portfolio acquires a Participation Interest the terms of which provide that a Portfolio will be in privity of contract with the corporate borrower, the Portfolio will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In all other cases, the Portfolio will look to the agent bank to enforce appropriate credit remedies against the borrower. In acquiring Participation Interests a Portfolio's Manager or Sub-Adviser will conduct analysis and evaluation of the financial condition of each such co-lender and participant to ensure that the Participation Interest meets the Portfolio's qualitative standards. There is a risk that there may not be a readily available market for loan Participation Interests and, in some cases, this could result in a Portfolio disposing of such securities at a substantial discount from face value or holding such security until maturity. When a Portfolio is required to rely upon a lending institution to pay the Portfolio principal, interest, and other amounts received by the lending institution for the loan participation, the Portfolio will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification and concentration of the Portfolio's holdings.

     The principal credit risk associated with acquiring Participation Interests from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. A Portfolio may incur additional credit risk, however, when it is in the position of participant rather than a co-lender because the Portfolio must assume the risk of insolvency of the co-lender from which the Participation Interest was acquired and that of any person interpositioned between the Portfolio and the co-lender.

RULE 144A SECURITIES AND SECTION 4(2) COMMERCIAL PAPER

     Each Portfolio may invest up to 20% of its net assets in Rule 144A securities. Each Portfolio may invest up to 20% of its net assets in 4(2) commercial paper (with the exception of Convertible and the High Yield Corporate Bond Portfolios, which may invest up to 40% of its net assets in 4(2) commercial paper). Certain securities may be only sold subject to limitations imposed under the federal securities laws. Among others, two categories of such securities are(1) restricted securities that may be sold only to certain types of purchasers to the limitations of Rule 144A under the Securities Exchange Act of 1934 ("Rule 144A securities") and (2) commercial debt securities that are not sold in a public offering and therefore exempt from registration under Section 4(2) of the Securities Act of 1933 ("4(2) commercial paper"). The resale limitations on these types of securities may effect their liquidity.

     The Directors have the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Directors have delegated the function of making day-to-day determinations of liquidity to the Manager or the Subadvisor pursuant to guidelines approved by the Directors.

     The Manager or the Subadvisor takes into account a number of factors in determining whether a Rule 144A security being considered for purchase by a Portfolio is liquid, including at least the following:

     (i) the frequency and size of trades and quotes for the Rule 144A security relative to the size of the Portfolio's holding;

     (ii) the number of dealers willing to purchase or sell the 144A security and the number of other potential purchasers;

     (iii) dealer undertaking to make a market in the 144a security; and

     (iv) the nature of the 144a security and the nature of the market for the 144A security (i.e., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

To make the determination that an issue of 4(2) commercial paper is liquid, a Manager or Subadvisor must conclude that the following conditions have been met:

     (a) the 4(2) commercial paper is not traded flat or in default as to principal or interest;

     (b) the 4(2) commercial paper is rated:

          (i) in one of the two highest rating categories by at least two NRSROs; or

          (ii) if only one NRSRO rates the security, the 4(2) commercial paper is rated in one of the two highest rating categories by that NRSRO; or

          (iii) if the security is unrated, the Manager or Subadvisor has determined that the security is of equivalent quality based on factors commonly used by rating agencies; and

     (c) there is a viable trading market for the specific security, taking into account all relevant factors (e.g., whether the security is the subject of a commercial paper program that is administered by an issuing and paying agent bank and for which there exists a dealer willing to make a market in the security, the size of trades relative to the size of the Portfolio's holding or whether the 4(2) commercial paper is administered by a direct issuer pursuant to a direct placement program).

REAL ESTATE INVESTMENT TRUSTS ("REITS")

     Each Portfolio may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. The Portfolios will not invest in real estate directly, but only in securities issued by real estate companies. However, to the extent a Portfolio invests in REITs, it is also subject to the risks


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
associated with the direct ownership of real estate. These risks include: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition, increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; and changes in interest rates. Thus, the value of the Portfolio's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

     REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Accordingly, REIT shares can be more volatile than--and at times will perform differently from--large-capitalization stocks such as those found in the Dow Jones Industrial Average. In addition, because smaller-capitalization stocks are typically less liquid than large-capitalization stocks, REIT shares may sometimes experience greater share-price fluctuations than the stocks of larger companies.

OPTIONS ON SECURITIES

     Each Portfolio, except the Balanced, Cash Management, Bond and Common Stock Portfolios, may purchase put or call options which are traded on an exchange or in the over-the-counter market. In addition, the Capital Appreciation, Convertible, Government, High Yield Corporate Bond, Income & Growth, Basic Value, Total Return, and Value Portfolios may purchase puts and calls, other than "protective puts" in which the security to be sold is identical or substantially identical to a security already held by the Portfolios or to a security which the Portfolios have a right to purchase, with a value of up to 5% of such Portfolios' respective net assets. The Capital Appreciation, Convertible, High Yield Corporate Bond, Total Return, and Value Portfolios may each purchase protective puts (in which the security to be sold is identical or substantially identical to a security already held by the Portfolio or to a security which the Portfolio has the right to purchase) with a value of up to 25% of such Portfolios' respective net assets. The Income & Growth and Basic Value Portfolios may each purchase protective puts with a value of up to 20% of its net assets. The Growth Portfolio may also purchase protective puts. Options traded in the over-the-counter market may not be as actively traded as those listed on an exchange. Accordingly, it may be more difficult to value such options and to be assured that they can be closed out at any time. The Portfolios will engage in such transactions only with firms of sufficient creditworthiness so as to minimize these risks.

     The Portfolios may purchase put options on securities to protect their holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate with one another. The purchase of put options on securities held in the portfolio or related to such securities will enable a Portfolio to preserve, at least partially, unrealized gains occurring prior to the purchase of the option on a portfolio security without actually selling the security. In addition, a Portfolio will continue to receive interest or dividend income on the security.

     The Portfolios may also purchase call options on securities the Portfolios intend to purchase to protect against substantial increases in prices of such securities pending their ability to invest in an orderly manner in such securities. In order to terminate an option position, the Portfolios may sell put or call options identical to those previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option when it was purchased.

     WRITING CALL OPTIONS. Each Portfolio, except the Balanced, Cash Management, Bond or Common Stock Portfolios, may sell ("write") covered call options on the portfolio securities of such Portfolio in an attempt to enhance investment performance; however the Capital Appreciation, Convertible, Government, High Yield Corporate Bond, Total Return, and Value Portfolios may write covered call options with respect to no more than 25% of the value of their respective net assets. The Income & Growth and the Basic Value Portfolios may write covered call options with respect to no more than 20% of the value of their respective net assets. A call option sold by a Portfolio is a short-term contract, having a duration of nine months or less, which gives the purchaser of the option the right to buy, and imposes on the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price upon the exercise of the option at any time prior to the expiration date, regardless of the market price of the security during the option period. A call option may be covered by, among other things, the writer's owning the underlying security throughout the option period, or by holding, on a share-for-share basis, a call on the same security as the call written, where the exercise price of the call held is equal to or less than the price of the call written, or greater than the exercise price of a call written if the difference is maintained by a Portfolio in liquid assets in a segregated account with its Custodian.

     A Portfolio will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, a Portfolio will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Portfolio will retain the risk of loss should the price of the security decline, which loss the premium is intended to offset in whole or in part. A Portfolio, in writing "American Style" call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price. In contrast, "European Style" options may only be exercised on the expiration date of the option. Covered call options and the securities underlying such options will be listed on national securities exchanges, except for certain transactions in options on debt securities and foreign securities.

     A Portfolio may protect itself from further losses due to a decline in value of the underlying security or from the loss of ability to profit from appreciation by buying an identical option, in which case the purchase cost may offset the premium. In order to do this, a Portfolio makes a "closing purchase transaction"--the purchase of a call option on the same security with the same exercise price and expiration date as the covered call option which it has previously written on any particular security. A Portfolio will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option in a closing transaction is less or more than the amount received from the sale of the covered call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Portfolio. When a security is to be sold from a Portfolio's holdings, a Portfolio will first effect a closing purchase transaction so as to close out any existing covered call option on that security or otherwise cover the existing call option.

     A closing purchase transaction may be made only on a national or foreign securities exchange which provides a secondary market for an option with the same exercise price and expiration date, except as discussed below. There is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. If a Portfolio is unable to effect a closing purchase transaction involving an exchange-traded option, a Portfolio will not sell the underlying security until the option expires, or the Portfolio otherwise covers the existing option portion or the Portfolio delivers the underlying security upon exercise. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or purchase the underlying securities at the exercise price. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Therefore, a closing purchase transaction for an over-the-counter option may in many cases only be made with the other party to the option. If such securities are determined to be illiquid then a Portfolio will limit its investment in these securities subject to its limitation on investments in illiquid securities.

     Each Portfolio pays brokerage commissions and dealer spreads in connection with writing covered call options and effecting closing purchase transactions, as well as for purchases and sales of underlying securities. The writing of covered call options could result in significant increases in a Portfolio's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate. Subject to the limitation that all call and put option writing transactions be covered, the Portfolios may, to the extent determined appropriate by the Manager or Sub-Adviser, where applicable, engage without limitation in the writing of options on U.S. government securities.

     WRITING PUT OPTIONS. Each Portfolio, except the Balanced, Cash Management, Bond and Common Stock Portfolios, may also write covered put options. A put option is a short-term contract which gives the purchaser of the put option, in return for a premium, the right to sell the underlying security to the seller of the option at a specified price during the term of the option. Put options written by a Portfolio are agreements by a Portfolio, for a premium received by the Portfolio, to purchase specified securities at a specified price if the option is exercised during the option period. A put option written by a Portfolio is "covered" if a Portfolio maintains liquid assets with a value equal to the exercise price in a segregated account with its Custodian; however, the Capital Appreciation, Convertible, High Yield Corporate Bond, Total Return and Value Portfolios may not write any covered put options, if, as a result, more than 25% of a Portfolio's net assets (taken at current value) would be subject to put options written by such Portfolio. The Income & Growth and Basic Value Portfolios may not write covered put options if, as a result, more than 20% of their total assets (taken at current value) would be subject to put options written by such Portfolio. The Government Portfolio may not write any covered put options on U.S. government securities if, as a result, more than 50% of its total assets (taken at current value) would be subject to put options written by such Portfolio. A put option is also "covered" if a Portfolio holds, on a share-for-share basis, a put on the same security as the put written, where the exercise price of the put held is equal to or greater than the exercise price of the put written, or less than the exercise price of the put written if the difference is maintained by a Portfolio in liquid assets in a segregated account with its Custodian.

     The premium that a Portfolio receives from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

     A covered put writer assumes the risk that the market price for the underlying security will fall below the exercise price, in which case the writer could be required to purchase the security at a higher price than the then-current market price of the security. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

     The Portfolios may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised. The Portfolios also may effect a closing purchase transaction, in the case of a put option, to permit the Portfolios to maintain their holdings of the deposited U.S. Treasury obligations, to write another put option to the extent that the exercise price thereof is secured by the deposited U.S. Treasury obligations, or to utilize the proceeds from the sale of such obligations to make other investments.

     If a Portfolio is able to enter into a closing purchase transaction, a Portfolio will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. After writing a put option, a Portfolio may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

     In addition, the Portfolios may also write straddles (combinations of covered puts and calls on the same underlying security). The extent to which the Portfolios may write covered call options and enter into so-called "straddle" transactions involving put or call options may be limited by the requirements of the Code for qualification as a regulated investment company and the Fund's intention that each Portfolio qualify as such. Subject to the limitation that all call and put option writing transactions be covered, the Portfolios may, to the extent determined appropriate by the Manager or Sub-Adviser, where applicable, engage without limitation in the writing of options on U.S. government securities.

     PURCHASING OPTIONS. Each Portfolio, except the Balanced, Cash Management, Bond and Common Stock Portfolios, may purchase put or call options which are traded on an exchange or in the over-the-counter market. Options traded in the over-the-counter market may not be as actively traded as those listed on an exchange and generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded. Accordingly, it may be more difficult to value such options and to be assured that they can be closed out at any time. The Portfolios will engage in such transactions only with firms the Sub-Advisers deem to be of sufficient creditworthiness so as to minimize these risks. If such securities are determined to be illiquid then a Portfolio will limit its investment in these securities subject to its limitation on investments in illiquid securities.

     Each Portfolio may purchase put options on securities to protect its holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate with one another. The purchase of put options on securities already held or related to such securities will enable a Portfolio to preserve, at least partially, unrealized gains occurring prior to the purchase of the option on a portfolio security without actually selling the security. In addition, the Portfolio will continue to receive interest or dividend income on the security. The put options purchased by the Portfolio may include, but are not limited to, "protective puts" in which the security to be sold is identical or substantially identical to a security already held by the Portfolio or to a security which the Portfolio has the right to purchase. The Portfolio would ordinarily recognize a gain if the value of the securities decreased during the option period below the exercise price sufficiently to cover the premium. The Portfolio would recognize a loss if the value of the securities remained above the difference between the exercise price and the premium.

     Each Portfolio may also purchase call options on securities the Portfolio intends to purchase to protect against substantial increases in prices of such securities pending their ability to invest in an orderly manner in such securities. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase a security at a specified price upon exercise of the option during the option period. The Portfolio would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Portfolio would have a loss if the value of the securities remained below the sum of the premium and the exercise price during the option period. In order to terminate an option position, the Portfolios may sell put or call options identical to those previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option when it was purchased.

     SPECIAL RISKS ASSOCIATED WITH OPTIONS ON SECURITIES. A Portfolio will not purchase a put or call option if, as a result, the amount of premiums paid for all put and call options then outstanding would exceed 10% of the value of the Portfolio's total assets.

     Exchange markets in some securities options are a relatively new and untested concept, and it is impossible to predict the amount of trading interest that may exist in such options. The same types of risk apply to over-the-counter trading in options. There can be no assurance that viable markets will develop or continue in the United States or abroad.

     A Portfolio's purpose in selling covered options is to realize greater income than would be realized on portfolio securities transactions alone. A Portfolio may forego the benefits of appreciation on securities sold pursuant to call options, or pay a higher price for securities acquired pursuant to put options written by the Portfolio. If a put or call option purchased by a Portfolio is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or, in the case of a call, remains less than or equal to the exercise price, the Portfolio will not be able to exercise profitably the option and will lose its entire investment in the option. Also, the price of a put or call option purchased to hedge against price movements in a related security may move more or less than the price of the related security.

     The ability of a Portfolio to successfully utilize options may depend in part upon the ability of the Manager or Sub-Adviser to forecast interest rates and other economic factors correctly.

     The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

     OPTIONS ON FOREIGN CURRENCIES. Each Portfolio, except the Balanced, Cash Management, Government, Bond and Common Stock Portfolios may, to the extent that it invests in foreign securities, purchase and write options on foreign currencies. A Portfolio may use foreign currency options contracts for various reasons, including: to manage its exposure to changes in currency exchange rates; as an efficient means of adjusting its overall exposure to certain currencies; or in an effort to enhance its return through exposure to a foreign currency.

     Each Portfolio may, for example, purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. Each Portfolio may also use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which a Portfolio's assets are or may be denominated. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such declines in the value of portfolio securities, a Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, that Portfolio will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency, resulting in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of a Portfolio's securities denominated in that currency.

     Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may purchase call options on such currency. If the value of such currency does increase, the purchase of such call options would enable a Portfolio to purchase currency for a fixed amount of dollars which is less than the market value of such currency, resulting in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities a Portfolio intends to acquire. As in the case of other types of options transactions, however, the benefit a Portfolio derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, a Portfolio could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

     A Portfolio may also write options on foreign currencies for hedging purposes. For example, if a Portfolio anticipates a decline in the dollar value of foreign currency-denominated securities due to declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received by a Portfolio.

     Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow a Portfolio to offset such increased cost up to the amount of the premium. As in the case of other types of options transactions, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and a Portfolio would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, a Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

     A call option written on foreign currency by a Portfolio is "covered" if that Portfolio owns the underlying foreign currency subject to the call or securities denominated in that currency or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Portfolio holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the amount of the difference is maintained by a Portfolio in liquid assets in a segregated account with its Custodian.

     Options on foreign currencies to be written or purchased by a Portfolio will be traded on U.S. and foreign exchanges or over-the-counter. Exchange traded options generally settle in cash, whereas options traded over the counter may settle in cash or result in delivery of the underlying currency upon exercise of the option. As with other kinds of options transactions, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received and a Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations, although, in the event of rate movements adverse to a Portfolio's position, a Portfolio may forfeit the entire amount of the premium plus related transaction costs.

     There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Portfolio may be unable to close out a position. If foreign currency options are determined to be illiquid then a Portfolio will limit its investment in these securities subject to its limitation on investments in illiquid securities. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Portfolio to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options.

FUTURES TRANSACTIONS

     The Balanced, Convertible, Floating Rate, Mid Cap Value, Mid Cap Core, Mid Cap Growth, Small Cap Growth, Growth, Government, High Yield Corporate Bond, International Equity, Basic Value and Total Return Portfolios may purchase and sell futures contracts on debt securities and on indices of debt securities to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of a Portfolio's securities. Each Portfolio may also enter into such futures contracts in order to lengthen or shorten the average maturity or duration of the Portfolio's holdings and for other appropriate risk management and investment purposes. For example, a Portfolio may purchase futures contracts as a substitute for the purchase of longer-term debt securities to lengthen the average duration of a Portfolio's holdings of fixed-income securities.

     The Capital Appreciation, Mid Cap Value, Mid Cap Core, Mid Cap Growth, Small Cap Growth, Convertible, Growth, High Yield Corporate Bond, International Equity, Basic Value, Total Return, Value, Developing Growth, Income & Growth, and S&P 500 Index Portfolios may purchase and sell futures contracts on stock index futures to hedge the equity portion of those Portfolios' holdings with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security). These Portfolios may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of their portfolios. The Balanced, Floating Rate and Income & Growth Portfolio will enter into futures contracts primarily to help the Portfolio's cash assets remain liquid while performing more like stocks. In addition, each Portfolio except the Cash Management, Government, Bond and Common Stock Portfolios may, to the extent it invests in foreign securities, enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. Each of the Portfolios, except the Cash Management, Bond and Common Stock Portfolios, may also purchase and write put and call options on futures contracts of the type into which such Portfolio is authorized to enter and may engage in related closing transactions.

     The Balanced, Common Stock Floating Rate and Mid Cap Core Portfolios may enter into futures contracts on stock index futures for appropriate risk management and investment purposes. The Common Stock and Mid Cap Core Portfolios may invest up to 5% of total assets in these derivatives.

     In the United States, all such futures on debt securities, debt index futures, stock index futures, foreign currency futures and related options will be traded on exchanges that are regulated by the Commodity Futures Trading Commission ("CFTC"). Subject to applicable CFTC rules, the Portfolios also may enter into futures contracts traded on the following foreign futures exchanges:
Frankfurt, Tokyo, London and Paris, as long as trading on the aforesaid foreign futures exchanges does not subject a Portfolio to risks that are materially greater than the risks associated with trading on U.S. exchanges.

     A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract), for a set price at a future date. When interest rates are changing and portfolio values are falling, futures contracts can offset a decline in the value of a Portfolio's current portfolio securities. When interest rates are changing and portfolio values are rising, the purchase of futures contracts can secure better effective rates or purchase prices for the Portfolio than might later be available in the market when the Portfolio makes anticipated purchases. In the United States, futures contracts are traded on boards of trade which have been designated as "contract markets" or registered as derivatives transaction execution facilities by the CFTC. Futures contracts generally trade on these markets through an "open outcry" auction on the exchange floor or through competitive trading on an electronic trading system. Currently, there are futures contracts based on a variety of instruments, indices and currencies, including long-term U.S. Treasury bonds, Treasury notes, GNMA certificates, three-month U.S. Treasury bills, three-month domestic bank certificates of deposit, a municipal bond index, individual equity securities, and various stock indices.

     When a purchase or sale of a futures contract is made by a Portfolio, the Portfolio is required to deposit with its Custodian (or broker, if legally permitted) a specified amount of liquid assets ("initial margin") as a partial guarantee of its performance under the contract. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Portfolio upon termination of the contract assuming all contractual obligations have been satisfied. Each Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by a Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day, as the value of the security, currency or index fluctuates, the Portfolio pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin does not represent a borrowing or loan by a Portfolio but is instead a settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily NAV, each Portfolio will mark-to-market its open futures positions. Moreover, each Portfolio will maintain sufficient liquid assets to cover its obligations under open futures contracts.

     A Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by a Portfolio.

     Positions taken in the futures markets are not normally held until delivery or final cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Portfolio will usually be liquidated in this manner, a Portfolio may instead make or take delivery of underlying securities or currencies whenever it appears economically advantageous to a Portfolio to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that, as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

     Consistent with applicable law, Portfolios that are permitted to invest in futures contracts also will be permitted to invest in futures contracts on individual equity securities, known as single stock futures contracts.

     FUTURES ON DEBT SECURITIES. A futures contract on a debt security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities--assuming a "long" position--a Portfolio will legally obligate itself to accept the future delivery of the underlying security and pay the agreed-upon price. By selling futures on debt securities--assuming a "short" position--it will legally obligate itself to make the future delivery of the security against payment of the agreed-upon price. Open futures positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Directors to reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Directors.

     Hedging by use of futures on debt securities seeks to establish, more certainly than would otherwise be possible, the effective rate of return on portfolio securities. A Portfolio may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by a Portfolio (or securities having characteristics similar to those held by a Portfolio) in order to hedge against an anticipated rise in interest


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rates that would adversely affect the value of a Portfolio's securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.

     On other occasions, a Portfolio may take a "long" position by purchasing futures on debt securities. This would be done, for example, when a Portfolio intends to purchase particular securities and it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to a Portfolio of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase. A Portfolio may also purchase futures contracts as a substitute for the purchase of longer-term securities to lengthen the average duration of the Portfolio's holdings.

     A Portfolio could accomplish similar results by selling securities with long maturities and investing in securities with short maturities when interest rates are expected to increase or by buying securities with long maturities and selling securities with short maturities when interest rates are expected to decline. However, by using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish the same result more easily and more quickly.

     Depending upon the types of futures contracts that are available to hedge a Portfolio's holdings of securities or portion of its holdings, perfect correlation between that Portfolio's futures positions and holdings may be difficult to achieve. Futures contracts do not exist for all types of securities and markets for futures contracts that do exist may, for a variety of reasons, be illiquid at particular times when a Portfolio might wish to buy or sell a futures contract. If such securities are determined to be illiquid then a Portfolio will limit its investment in these securities subject to its limitation on investments in illiquid securities.

     SECURITIES INDEX FUTURES. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the contract is based. A stock index is designed to reflect overall price trends in the market for equity securities.

     Stock index futures may be used to hedge the equity portion of a Portfolio's securities portfolio with regard to market (systematic) risk, as distinguished from stock-specific risk. The Portfolios may enter into stock index futures to the extent that they have equity securities in their portfolios. Similarly, the Portfolios may enter into futures on debt securities indices to the extent they have debt securities in their portfolios. By establishing an appropriate "short" position in securities index futures, a Portfolio may seek to protect the value of its portfolio against an overall decline in the market for securities.

     Alternatively, in anticipation of a generally rising market, a Portfolio can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, a Portfolio will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio securities, than would otherwise be the case. A Portfolio may also purchase futures on debt securities or indices as a substitute for the purchase of longer-term debt securities to lengthen the average duration of a Portfolio's debt portfolio or to gain exposure to particular markets represented by the index.

     The Portfolios do not intend to use U.S. stock index futures to hedge positions in securities of non-U.S. companies.

     CURRENCY FUTURES. A sale of a currency futures contract creates an obligation by a Portfolio, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A purchase of a currency futures contract creates an obligation by a Portfolio, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. A Portfolio may sell a currency futures contract, if the


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Manager or Sub-Adviser anticipates that exchange rates for a particular currency will fall, as a hedge against a decline in the value of a Portfolio's securities denominated in such currency. If the Manager or Sub-Adviser anticipates that exchange rates will rise, a Portfolio may purchase a currency futures contract to protect against an increase in the price of securities denominated in a particular currency a Portfolio intends to purchase. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. To offset a currency futures contract sold by a Portfolio, a Portfolio purchases a currency futures contract for the same aggregate amount of currency and delivery date. If the price in the sale exceeds the price in the offsetting purchase, a Portfolio is immediately paid the difference. Similarly, to close out a currency futures contract purchased by a Portfolio, a Portfolio sells a currency futures contract. If the offsetting sale price exceeds the purchase price, a Portfolio realizes a gain, and if the offsetting sale price is less than the purchase price, a Portfolio realizes a loss.

     A risk in employing currency futures contracts to protect against the price volatility of portfolio securities denominated in a particular currency is that changes in currency exchange rates or in the value of the futures position may correlate imperfectly with changes in the cash prices of a Portfolio's securities. The degree of correlation may be distorted by the fact that the currency futures market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approached maturity. Another risk is that the Manager or Sub-Adviser could be incorrect in its expectation as to the direction or extent of various exchange rate movements or the time span within which the movements take place.

     OPTIONS ON FUTURES. For bona fide hedging and other appropriate risk management purposes, the Portfolios, except the Balanced, Cash Management, Bond and Common Stock Portfolios, also may purchase and write call and put options on futures contracts which are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading, or, subject to applicable CFTC rules, on foreign exchanges. A "call" option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A "put" option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price at any time before the option expires.

     Upon the exercise of a "call," the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a "put," the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. When an entity exercises an option and assumes a long futures position, in the case of a "call," or a short futures position, in the case of a "put," its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the writer or holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

     Options on futures contracts can be used by a Portfolio to hedge substantially the same risks and for the same duration and risk management purposes as might be addressed or served by the direct purchase or sale of the underlying futures contracts. If a Portfolio purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself.

     The purchase of put options on futures contracts is a means of hedging a Portfolio's holdings against the risk of rising interest rates, declining securities prices or declining exchange rates for a particular currency. The purchase of a call option on a futures contract represents a means of hedging against a market advance affecting securities prices or currency exchange rates when a Portfolio is not fully invested or of lengthening the average maturity or duration of a Portfolio's holdings. Depending on the pricing of the option compared to either the futures contract upon which it is based or upon the price of the underlying securities or currencies, it may or may not be less risky than ownership of the futures contract or underlying securities or currencies.


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     In contrast to a futures transaction, in which only transaction costs are involved, benefits received in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, a Portfolio will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities or the currencies in which such securities are denominated that would have been more completely offset if the hedge had been effected through the use of futures.

     If a Portfolio writes options on futures contracts, a Portfolio will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, a Portfolio will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held by or to be acquired for a Portfolio. If the option is exercised, a Portfolio will incur a loss on the option transaction, which will be reduced by the amount of the premium it has received, but which may partially offset favorable changes in the value of its portfolio securities or the currencies in which such securities are denominated.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities or the currencies in which such securities are denominated. If the futures price at expiration is below the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in a Portfolio's holdings of securities or the currencies in which such securities are denominated.

     The writing of a put option on a futures contract is analogous to the purchase of a futures contract. For example, if a Portfolio writes a put option on a futures contract on debt securities related to securities that a Portfolio expects to acquire and the market price of such securities increases, the net cost to a Portfolio of the debt securities acquired by it will be reduced by the amount of the option premium received. Of course, if market prices have declined, a Portfolio's purchase price upon exercise may be greater than the price at which the debt securities might be purchased in the securities market.

     While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, a Portfolio's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. The Portfolios will not purchase or write options on futures contracts unless the market for such options has sufficient liquidity such that the risks associated with such options transactions are not at unacceptable levels.

     LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Portfolios which engage in transactions in futures contracts and related options, will do so only for bona fide hedging and other appropriate risk management purposes, and not for speculation. A Portfolio will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of a Portfolio's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

     When purchasing a futures contract, a Portfolio will maintain with its Custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, a Portfolio may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by a Portfolio.

     When selling a futures contract, a Portfolio will maintain with its Custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Portfolio may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting a Portfolio to purchase the same futures contract at a price no higher than the price of the contract written by a Portfolio (or at a higher price if the difference is maintained in liquid assets with a Portfolio's Custodian).

     When selling a call option on a futures contract, a Portfolio will maintain with its Custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Portfolio may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting a Portfolio to purchase the same futures contract at a price not higher than the strike price of the call option sold by a Portfolio.

     When selling a put option on a futures contract, a Portfolio will maintain with its Custodian (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, a Portfolio may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by a Portfolio.

     In order to comply with applicable regulations of the CFTC pursuant to which the Portfolios avoid being deemed a "commodity pool," the Portfolios are limited in their futures trading activities to positions which constitute "bona fide hedging" positions within the meaning and intent of applicable CFTC rules and to positions which qualify under a second test. Under the second test, the aggregate initial margin and premiums required to establish such positions may not exceed five percent of the liquidation value of the portfolio after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. As to options in-the-money at the time of purchase, the in-the-money amount as defined in the CFTC rules may be excluded in calculating the five percent. The requirements for qualification as a regulated investment company also may limit the extent to which a Portfolio may enter into futures, futures options or forward contracts. See "Taxes."

     RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS. There are several risks associated with the use of futures contracts and options on futures contracts as hedging techniques. There can be no assurance that hedging strategies using futures will be successful. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract, which in some cases may be unlimited. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Portfolio's securities being hedged, even if the hedging vehicle closely correlates with a Portfolio's investments, such as with single stock futures contracts. If the price of a futures contract changes more than the price of the securities or currencies, the Portfolio will experience either a loss or a gain on the futures contracts which will not be completely offset by changes in the price of the securities or currencies which are the subject of the hedge. An incorrect correlation could result in a loss on both the hedged securities or currencies and the hedging vehicle so that the portfolio return might have been better had hedging not been attempted. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. It is also possible that, when a Portfolio has sold single stock futures or stock index futures to hedge its portfolio against a decline in the market, the market may advance while the value of the particular securities held in the Portfolio's holdings may decline. If this occurred, the Portfolio would incur a loss on the futures contracts and also experience a decline in the value of its portfolio securities. This risk may be magnified for single stock futures transactions, as the Portfolio's portfolio manager must predict the direction of the price of an individual stock, as opposed to securities prices generally.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary


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either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures or a futures option position. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Portfolio from liquidating an unfavorable position and the Portfolio would remain obligated to meet margin requirements until the position is closed.

     In the case of a futures contract on an index, the amount of cash exchanged at settlement is equal to a specific dollar amount times the difference between the price at which the agreement is made and the value of an index at the close of the last trading day of the contract. No physical delivery of the underlying securities in the index is made.

     In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid market in the options. It is not certain that such a market will develop. Although the Portfolios generally will purchase only those options for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that a Portfolio would have to exercise options it has purchased in order to realize any profit and would be less able to limit its exposure to losses on options it has written.

SECURITIES INDEX OPTIONS

     The Portfolios, except the Bond and Common Stock Portfolios, may purchase call and put options on securities indices, including European and American options, for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of a Portfolio's securities.

     Unlike a securities option, which gives the holder the right to purchase or sell specified securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the difference between the value of the underlying securities index on the exercise date and the exercise price of the option, multiplied by (ii) a fixed "index multiplier." In exchange for undertaking the obligation to make such a cash payment, the writer of the securities index option receives a premium.

     A securities index fluctuates with changes in the market values of the securities included in the index. For example, some securities index options are based on a broad market index such as the S&P 500(R) Index or the NYSE Composite Index, or a narrower market index such as the S&P 100(R) Index. Indices may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are traded on the following exchanges, among others: The Chicago Board Options Exchange, New York Stock Exchange, and American Stock Exchange.

     Options on other types of securities indices may be introduced and traded on exchanges in the future. If such options are introduced, the Portfolios will not purchase them until they have appropriately amended or supplemented the Prospectus or SAI, or both.

     The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a

Portfolio will not exactly match the securities represented in the securities indices on which options are based. The principal risk is that the premium and transaction costs paid by a Portfolio in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is based. In addition, the purchase of securities index options involves essentially the same risks as the purchase of options on futures contracts. Gains or losses on a Portfolio's transactions in securities index options depend on price movements in the securities market generally (or, for narrow market indices, in a particular industry or segment of the market) rather than the price movements of individual securities held by a Portfolio.

     A Portfolio may sell securities index options prior to expiration in order to close out its positions in securities index options which it has purchased. A Portfolio may also allow options to expire unexercised.

WARRANTS

     Each Portfolio may invest in warrants. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, a Portfolio will lose its entire investment in such warrant. Warrants acquired by a Portfolio in units or attached to securities may be deemed to be without value.

SWAP AGREEMENTS

     The Income & Growth and the Basic Value Portfolios may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost than if it had invested directly in an instrument that yielded that desired return or for other portfolio management purposes. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Portfolio's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. The Portfolio's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets to avoid any potential leveraging of the Portfolio's holdings.

     In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

     Swap agreements will tend to shift a Portfolio's investment exposure from one type of investment to another. For example, if the Portfolio agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Portfolio's exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Portfolio's investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Portfolio. If a swap agreement calls for payments by the Portfolio, the Portfolio must be prepared to make such payments when due.

     Whether a Portfolio's use of swap agreements will be successful in furthering its investment objective will depend on a Manager's or Sub-Adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. If such securities are determined to be illiquid then a Portfolio will limit its investment in those securities subject to its limitation on investments in illiquid securities. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Manager or Sub-Adviser will cause the Portfolios to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Portfolio's repurchase agreement guidelines. Certain restrictions imposed on the Portfolios by the Code may limit a Portfolio's ability to use swap agreements. A Portfolio may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA.

                               PORTFOLIO TURNOVER

     Each Portfolio has a different expected annual portfolio turnover rate, which is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Portfolio's securities (excluding from the computation all securities, including options, with maturities or expiration dates at the time of acquisition of one year or less). A high portfolio turnover rate generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Portfolios. A turnover rate in excess of 100% is likely to result in a Portfolio's bearing higher costs. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of each Portfolio's shares and by requirements which enable the Fund to receive certain favorable tax treatments.

                             MANAGEMENT OF THE FUND

     The Board of Directors oversees the management of the Fund and elects its officers. The Fund's officers are responsible for the day-to-day operations of the Fund. Each Director serves until his/her successor is elected and qualified or until his/her resignation, death or removal. Officers serve a term of one year and are elected annually by the Directors. Information pertaining to the Directors and executive officers of the Fund is set forth below.

     The business address of each Director and Officer is 51 Madison Avenue, New York, New York 10010.

                              INTERESTED DIRECTORS*

                          POSITION(S)                                                      NUMBER OF
                           HELD WITH                                                     PORTFOLIOS IN
                         THE FUND AND                                                    FUND COMPLEX            OTHER
                           LENGTH OF                                                      OVERSEEN BY        DIRECTORSHIPS
NAME AND DATE OF BIRTH    TIME SERVED   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS     DIRECTOR        HELD BY DIRECTOR
----------------------   ------------   ----------------------------------------------   -------------   --------------------
Gary E. Wendlandt        Chairman and   Chief Executive Officer, Chairman and Manager,         44              None
DOB: 10/8/50             Chief          New York Life Investment Management LLC
                         Executive      (including predecessor advisory organizations)
                         Officer        and New York Life Investment Management
                         since          Holdings LLC; Executive Vice President, New
                         January 1,     York Life Insurance Company; Director, NYLIFE
                         2002, and      Distributors LLC; Chairman and Manager,
                         Director       McMorgan & Company LLC; Manager, MacKay
                         since          Shields LLC; Executive Vice President, New
                         November       York Life Insurance and Annuity Corporation;
                         2001.          Chairman and Trustee, The MainStay Funds (24
                                        portfolios); Executive Vice President and
                                        Chief Investment Officer, MassMutual Life
                                        Insurance Company (1993 to 1999).

Anne F. Pollack          President      Senior Vice President and Chief Investment             21        Director, Andrew
DOB: 11/7/55             since 1990,    Officer, New York Life Insurance Company;                        Corporation February
                         and Director   Senior Vice President, Chief Investment                          7, 2005 to present;
                         since 1989.    Officer and Manager, NYLIFE LLC and New York                     Director, Community
                                        Life International LLC; Senior Vice President,                   Preservation Corp.
                                        Chief Investment Officer and Director, New                       since 2002;
                                        York Life Insurance and Annuity Corporation                      Director, Coro New
                                        and NYLIFE Insurance Company of Arizona;                         York Leadership
                                        Director, NYLIFE Securities Inc.                                 Center since
                                                                                                         December 2004

Robert D. Rock           Vice           Senior Vice President, New York Life Insurance         21              None
DOB: 12/16/54            President      Company; Senior Vice President and Director,
                         since 1995,    New York Life Insurance and Annuity
                         and Director   Corporation and NYLIFE Distributors LLC;
                         since 1994.    Director, NYLIFE Insurance Company of Arizona;
                                        Senior Vice President, NYLIFE Securities Inc.

* Certain Directors are considered to be interested persons of the Fund within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Insurance and Annuity Corporation, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., The MainStay Funds, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years."

                            NON-INTERESTED DIRECTORS

                          POSITION(S)                                                 NUMBER OF
                           HELD WITH                                                PORTFOLIOS IN
                         THE FUND AND                                                FUND COMPLEX         OTHER
                           LENGTH OF     PRINCIPAL OCCUPATION(S) DURING PAST FIVE    OVERSEEN BY      DIRECTORSHIPS
NAME AND DATE OF BIRTH    TIME SERVED                     YEARS                        DIRECTOR      HELD BY DIRECTOR
----------------------   ------------   -----------------------------------------   -------------   -----------------
Michael J. Drabb         Director       Retired. Executive Vice President,                21        MONY Series Fund,
DOB: 10/4/33             since 1994.    O'Brien Asset Management (1993 to 1999).                    Inc.

Jill Feinberg            Director       President, Jill Feinberg & Company, Inc.          21               None
DOB: 4/14/54             since 1995.    (special events and meeting planning
                                        firm).

Daniel Herrick           Director       Retired. Treasurer and Executive                  21               None
DOB: 12/1/20             since 1983.    Officer, National Gallery of Art (1985 to
                                        1995).

Roman L. Weil            Director       V. Duane Rath Professor of Accounting,            21               None
DOB: 5/22/40             since 1994.    Graduate School of Business, University
                                        of Chicago; President, Roman L. Weil
                                        Associates, Inc. (consulting firm).

John A. Weisser, Jr.     Director       Retired. Managing Director of Salomon             21               None
DOB: 10/22/41            since 1997.    Brothers, Inc. (1981 to 1995).

                         OFFICERS WHO ARE NOT DIRECTORS

                          POSITION(S)                                                 NUMBER OF
                           HELD WITH                                                PORTFOLIOS IN
                         THE FUND AND                                               FUND COMPLEX          OTHER
                           LENGTH OF     PRINCIPAL OCCUPATION(S) DURING PAST FIVE    OVERSEEN BY      DIRECTORSHIPS
NAME AND DATE OF BIRTH    TIME SERVED                     YEARS                       DIRECTOR      HELD BY DIRECTOR
----------------------   ------------   -----------------------------------------   -------------   -----------------
Michael G. Galio         Executive      Senior Vice President New York Life              N/A               N/A
DOB: 1/5/55              Vice           Insurance Company[;].
                         President
                         since
                         February 2005

Patrick J. Farrell       Treasurer,     Managing Director, New York Life                 N/A               N/A
DOB: 9/27/59             Chief          Investment Management LLC (including
                         Financial      predecessor advisory organizations); Vice
                         and            President, Treasurer, Chief Financial and
                         Accounting     Accounting Officer, The MainStay Funds;
                         Officer        Treasurer, Chief Financial and Accounting
                         since 2001.    Officer, Eclipse Funds Inc. and Eclipse
                                        Funds; Chief Financial Officer and
                                        Assistant Treasurer, McMorgan Funds.

Language indicated as being shown by strike-through in the typeset document is enclosed in brackets "[" and "]" in the electronic format.

                          POSITION(S)                                                 NUMBER OF           OTHER
                           HELD WITH                                                PORTFOLIOS IN     DIRECTORSHIPS
                         THE FUND AND                                               FUND COMPLEX    HELD BY DIRECTOR
                           LENGTH OF     PRINCIPAL OCCUPATION(S) DURING PAST FIVE    OVERSEEN BY
NAME AND DATE OF BIRTH    TIME SERVED                     YEARS                       DIRECTOR
----------------------   ------------   -----------------------------------------   -------------   ----------------
Alison H. Micucci        Vice           Managing Director and Chief Compliance           N/A               N/A
DOB: 12/16/65            President -    Officer, New York Life Investment
                         Compliance     Management LLC (June 2003); Vice
                         since          President - Compliance, The MainStay
                         September      Funds, Eclipse Funds, Eclipse Funds Inc.;
                         2004           Senior Managing Director - Compliance -
                                        NYLIFE Distributors; Deputy Chief
                                        Compliance Officer, New York Life
                                        Investment Management LLC (September 2002
                                        - June 2003); Vice President and
                                        Compliance Officer, Goldman Sachs Asset
                                        Management (November 1999 to August 2002)

Marguerite E. H.         Secretary      Managing Director and Associate General          N/A               N/A
Morrison                 since          Counsel New York Life Investment
DOB: 3/26/56             September      Management LLC (since June 2004);
                         2004           Secretary, The MainStay Funds, Eclipse
                                        Funds, Eclipse Funds Inc., Managing
                                        Director and Secretary, NYLIFE
                                        Distributors LLC: Chief Legal Officer
                                        - Mutual Funds and Vice President and
                                        Corporate Counsel, The Prudential
                                        Insurance Company of America (2000 to
                                        June 2004).

Robert A. Anselmi        Secretary      Senior Managing Director, General Counsel        N/A               N/A
DOB: 10/19/46            from 2001 to   and Secretary, New York Life Investment
                         September      Management LLC (including predecessor
                         2004; Chief    advisory organizations); Chief Legal
                         Legal          Officer since February 2005, Managing
                         Officer        Director and Senior Counsel, Lehman
                         since          Brothers Inc. (October 1998 to December
                         October 2004   1999); General Counsel and Managing
                                        Director, JP Morgan Investment Management
                                        Inc. (1986 to September 1998).

Richard W. Zuccaro       Tax Vice       Vice President, New York Life Insurance          N/A               N/A
DOB: 12/12/49            President      Company; Vice President, New York Life
                         since 1991.    Insurance and Annuity Corporation, NYLIFE
                                        Insurance Company of Arizona, NYLIFE LLC,
                                        NYLIFE Securities Inc. and NYLIFE
                                        Distributors LLC; Tax Vice President, New
                                        York Life International, LLC; Tax Vice
                                        President, Eclipse Funds, Eclipse Funds
                                        Inc. and The MainStay Funds.

BOARD COMMITTEES

     The Board of Directors oversees the Fund, the Manager and Sub-Advisers. The Committees of the Board include the Audit Committee, Nominating Committee and Dividend Committee. The Board also has established a Valuation Committee and Valuation Subcommittee, which include members who are not members of the Board.

     The purpose of the Audit Committee is to assist the full Board in oversight of (1) the integrity of the Fund's financial statements; (2) the Fund's compliance with legal and regulatory requirements; and (3) the qualifications, independence and performance of the Fund's independent auditors. The members of the Audit Committee include all of the independent Directors: Michael J. Drabb, Jill Feinberg, Daniel Herrick, Roman L. Weil, and John A. Weisser, Jr. There were five Audit Committee meetings held during 2004.

     The purpose of the Nominating Committee is to (1) evaluate the qualifications of candidates and make nominations for independent director membership on the Board, (2) nominate members of committees of the Board and periodically review committee assignments, and (3) make recommendations to the Board concerning the responsibilities or establishment of Board committees. The Committee has not adopted a formal policy whether to consider nominees recommended by shareholders. The members of the Nominating Committee include all of the independent Directors: Michael J. Drabb, Jill Feinberg, Daniel Herrick, Roman L. Weil, and John A. Weisser, Jr. There was one meeting of the Nominating Committee held during 2004.

     The purpose of the Dividend Committee is to calculate the dividends authorized by the Board and to set record and payment dates. The members of the Dividend Committee are Gary E. Wendlandt and Anne F. Pollack. There were no Dividend Committee meetings held during 2004.

     The purpose of the Valuation Committee is to oversee the implementation of the valuation procedures and to make fair value determinations on behalf of the Board as specified in the valuation procedures. The Committee reviews each action taken by the Valuation Subcommittee within a calendar quarter of the occurrence. The members of the Valuation Committee, on which one or more Directors may serve, include:, Patrick J. Farrell, Jill Feinberg, Alison Micucci, Marguerite E. H. Morrison, Anne F. Pollack, John A. Weisser, Jr., Roman
L. Weil, and Gary E. Wendlandt. There were four Valuation Committee meetings held during 2004.

     The purpose of the Valuation Subcommittee is to establish, pursuant to the Fund's valuation procedures, prices of securities for which market quotations are not readily available or the prices of which are not often readily determinable. Meetings of the Subcommittee are held on an as needed basis and are held in person or by telephone conference call. The Subcommittee may also take action via electronic mail in lieu of a meeting pursuant to the guidelines set forth in the valuation procedures. The members of the Valuation Subcommittee, on which one or more Directors may serve, include: Ravi Akhoury, Patrick J. Farrell, Alison H. Micucci, Marguerite E. H. Morrison, Anne F. Pollack and Gary E. Wendlandt. There was one meeting of the Valuation Subcommittee held during 2004.

OWNERSHIP OF SECURITIES

     None of the Directors or officers directly owns shares of the Fund. As of April 5, 2005, the Directors and officers as a group owned variable contracts that entitled them to give voting instructions with respect to less than 1% of the outstanding shares of the Fund. For the year ended December 31, 2004, the dollar range of equity securities owned beneficially by each director in the Fund and in any registered investment companies overseen by the Directors within the same family of investment companies as the Fund is as follows:

INTERESTED DIRECTORS

                                                                   AGGREGATE DOLLAR RANGE OF EQUITY
                                                                   SECURITIES IN ALL REGISTERED
                                                                   INVESTMENT COMPANIES OVERSEEN BY
                    DOLLAR RANGE OF EQUITY SECURITIES              DIRECTOR IN FAMILY OF INVESTMENT
NAME OF DIRECTOR    IN THE FUND                                    COMPANIES
-----------------   --------------------------------------------   --------------------------------
Gary E. Wendlandt   $1 - $10,000 in MainStay  VP International     $10,001 - $50,000
                    Equity Portfolio
                    $1 - $10,000 in MainStay VP Mid Cap Growth
                    Portfolio
                    $1 - $10,000 in MainStay VP Small Cap Growth
                    Portfolio
                    $1 - $10,000 in MainStay VP High Yield
                    Corporate Bond Portfolio
                    $1 - $10,000 in MainStay VP Value Portfolio

Anne F. Pollack     None                                           None

Robert D. Rock      $1 - $10,000 in MainStay VP Bond Portfolio     $10,001 - $50,000
                    $1 - $10,000 in MainStay VP Government
                    Portfolio
                    $1 - $10,000 in MainStay VP Common Stock
                    Portfolio
                    $1 - $10,000 in MainStay VP Capital
                    Appreciation  Portfolio

NON-INTERESTED DIRECTORS

                                                                   AGGREGATE DOLLAR RANGE OF EQUITY
                                                                   SECURITIES IN ALL REGISTERED
                                                                   INVESTMENT COMPANIES OVERSEEN BY
                       DOLLAR RANGE OF EQUITY SECURITIES           DIRECTOR IN FAMILY OF INVESTMENT
NAME OF DIRECTOR       IN THE FUND                                 COMPANIES
--------------------   -----------------------------------------   --------------------------------
Michael J. Drabb       None                                        None

Jill Feinberg          None                                        None

Daniel Herrick         None                                        None

Roman L. Weil          $1 - $10,000 in MainStay VP S&P 500 Index   $1 - $10,000
                       Portfolio

John A. Weisser, Jr.   Over $100,000 in MainStay VP High Yield     Over $100,000
                       Corporate Bond Portfolio

COMPENSATION

     Each Director of the Fund who is not an interested person of the Fund currently receives a fee of $35,000 per year plus $3,000 for each Board meeting attended, $2,000 for each Audit Committee meeting attended and $1,500 for all other Committee meetings attended, and is reimbursed for out-of-pocket expenses incurred in connection with attending meetings. No Director or officer of the Fund who is also a director, officer or employee of New York Life is entitled to any compensation from the Fund for services to the Fund. The following Compensation Table reflects all compensation paid by the Fund for the fiscal year ended December 31, 2004, for each of the following persons:

                                                   PENSION OR
                                   AGGREGATE       RETIREMENT                          TOTAL COMPENSATION
                                 COMPENSATION   BENEFITS ACCRUED   ESTIMATED ANNUAL    FROM REGISTRANT AND
                                     FROM        AS PART OF FUND     BENEFITS UPON    FUND COMPLEX PAID TO
   NAME OF PERSON, POSITION       REGISTRANTS       EXPENSES          RETIREMENT            DIRECTORS
   ------------------------      ------------   ----------------   ----------------   --------------------
Michael J. Drabb, Director         $ 83,000            $0                 $0                $ 83,000
Jill Feinberg, Director              89,000             0                  0                  89,000
Daniel Herrick, Director             83,000             0                  0                  83,000
Anne F. Pollack, Director                 0             0                  0                       0
Robert D. Rock, Director                  0             0                  0                       0
Roman L. Weil, Director*            101,000             0                  0                 101,000
John A. Weisser, Jr., Director       89,000             0                  0                  89,000
Gary E. Wendlandt, Director               0             0                  0                       0
                                                                                            --------
   TOTAL                           $445,000                                                 $445,000
                                                                                            ========

* Mr. Weil receives an additional $3,000 per quarter as Chairman of the Audit Committee

                        THE MANAGER AND THE SUB-ADVISERS

     New York Life Investment Management LLC ("NYLIM" or the "Manager"), subject to the supervision of the Directors of the Fund and in conformity with the stated policies of each Portfolio of the Fund, administers each Portfolio's business affairs and manages the investment operations of each Portfolio and the composition of each Portfolio's holdings, including the purchase, retention, disposition and loan of securities. These advisory services are provided pursuant to a Management Agreement with regard to the Mid Cap Value, Mid Cap Core, Mid Cap Growth and Small Cap Growth Portfolios and pursuant to Investment Advisory Agreements with regard to the rest of the Portfolios. As described more fully below, the Manager has delegated day-to-day Portfolio management responsibilities for fifteen of the Portfolios to certain Sub-Advisers. The Manager is a subsidiary of New York Life Insurance Company ("New York Life").

     Prior to February 13, 2001, MacKay Shields LLC ("MacKay Shields") served as the investment adviser to the Capital Appreciation, Cash Management, Convertible, Government, High Yield Corporate Bond, International Equity, Total Return and Value Portfolios. On February 13, 2001, the Directors of the Fund approved a Substitution Agreement which substituted NYLIM for MacKay Shields as investment adviser to these Portfolios. The Board also approved a Sub-Advisory Agreement between NYLIM and MacKay Shields, under which MacKay Shields will continue to provide portfolio management services to these Portfolios.

     Prior to February 13, 2001, New York Life served as the investment adviser to the Basic Value, Income & Growth, Developing Growth and Growth Portfolios. On February 13, 2001, the Directors of the Fund approved Substitution Agreements which substituted NYLIM for New York Life as investment adviser to these Portfolios.

     Prior to December 22, 2000, Madison Square Advisors LLC served as the investment adviser to the Bond and Common Stock Portfolios and Monitor Capital Advisors LLC served as the investment adviser to the S&P 500 Index Portfolio. On December 22, 2000, the Directors of the Fund approved Substitution Agreements which substituted NYLIM for Madison Square Advisors LLC and Monitor Capital Advisors LLC for the respective portfolios. For periods prior to May 1, 1999, New York Life served as investment adviser to the Bond and Common Stock Portfolios.

     All of the substitutions as described above did not affect the investment personnel responsible for managing the Portfolios' investments or any other aspect of the Portfolios' operations.

     Each of the Management Agreement and Investment Advisory Agreements will remain in effect for two years following its effective date, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Directors, or by vote of a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act and in a rule under the Act) and, in either case, by a majority of the Directors who are not "interested persons" of the Fund or the Manager (as that term is defined in the 1940 Act).

     The Manager has authorized any of its directors, officers and employees who have been elected or appointed as directors or officers of the Fund to serve in the capacities in which they have been elected or appointed. In connection with the services it renders, the Manager bears the salaries and expenses of all of its personnel.

     Other than as imposed by law, the Management Agreement and Investment Advisory Agreements provide that the Manager shall not be liable to the Portfolios for any error of judgment by it or for any loss sustained by the Portfolio, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Agreement also provides that it shall terminate automatically if assigned, and that it may be terminated without penalty by either party upon no more than 60 days nor less than 30 days written notice.

     Pursuant to Sub-Advisory Agreements between the Manager and each of American Century Investment Management, Inc., with respect to the Income & Growth Portfolio; The Dreyfus Corporation, with respect to the Basic Value Portfolio; Eagle Asset Management, with respect to the Growth Portfolio; and Lord, Abbett & Co. LLC, with respect to the Growth Portfolio (each a "Sub-Adviser" and collectively, the "Sub-Advisers"), the Sub-Advisers have been delegated day-to-day responsibility for the investment decisions of the Portfolios. The Sub-Advisers, subject to the supervision of the Directors of the Fund and the Manager and in conformity with the stated policies of each of the Portfolios and the Fund, manage their respective Portfolios, including the purchase, retention, disposition and loan of securities.

     Pursuant to Sub-Advisory Agreements between the Manager and MacKay Shields with respect to the Capital Appreciation, Mid Cap Value, Mid Cap Growth, Small Cap Growth, Total Return, Government, Cash Management, High Yield Corporate Bond, International Equity, Value and Convertible Portfolios, MacKay Shields, as Sub-Adviser, has been delegated day-to-day responsibility for the investment decisions of the Portfolios. MacKay Shields, subject to the supervision of the Directors of the Fund and the Manager and in conformity with the stated policies of each of the Portfolios and the Fund, manages the Portfolios, including the purchase, retention, disposition and loan of securities.

     The Sub-Advisory Agreements will remain in effect for two years following their effective dates, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Directors or by a vote of the majority of the outstanding voting securities of each of the Portfolios (as defined in the 1940 Act or in a rule under the 1940 Act) and, in either case, by a majority of the Directors who are not "interested persons" of the Fund, the Manager or any Sub-Adviser (as the term is defined in the 1940
Act).

     As compensation for service, the Manager, not the Portfolios, pays the Sub-Advisers a monthly fee calculated on the basis of each Portfolio's average daily net assets, at the following annual rates:

Capital Appreciation Portfolio                              0.36%
Cash Management Portfolio                                   0.25%
Convertible Portfolio                                       0.36%
Government Portfolio                                        0.30%
High Yield Corporate Bond Portfolio                         0.30%
International Equity Portfolio                              0.60%
Mid Cap Growth Portfolio                                   0.375%
Mid Cap Value Portfolio                                     0.35%
Small Cap Growth Portfolio                                  0.50%
Total Return Portfolio                                      0.32%
Value Portfolio                                             0.36%
Income & Growth Portfolio                    0.40% on assets up to $100 million;
                                                     0.35% on assets from
                                                $100 million to $200 million;
                                              0.30% on assets over $200 million
Basic Value Portfolio                        0.45% on assets up to $250 million;
                                              0.40% on assets over $250 million
Growth Portfolio                             0.40% on assets up to $200 million;
                                              0.30% on assets over $200 million
Developing Growth Portfolio                                 0.50%

For the years ended December 31, 2004, December 31, 2003 and December 31, 2002, the amount of advisory fees paid by the Fund to the Manager and its affiliates and the amount of sub-advisory fees paid by the Manager and its affiliates to the Sub-Advisers is indicated in the following table. All amounts were paid to the Manager or its affiliates except for sub-advisory fees paid to American Century Investment Management, Inc., The Dreyfus Corporation, Eagle Asset Management, Inc., and Lord, Abbett & Co. LLC in respect to the Portfolios they sub-advise.

                                            SUB-                      SUB-                      SUB-                      SUB-
                             ADVISORY     ADVISORY     ADVISORY     ADVISORY     ADVISORY     ADVISORY     ADVISORY     ADVISORY
                               FEES       FEES PAID    FEES PAID    FEES PAID    FEES PAID    FEES PAID    FEES PAID    FEES PAID
        PORTFOLIO            PAID 2004      2004         2003         2003         2002         2002         2001         2001
        ---------           ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Balanced+**                 $      N/A   $      N/A   $      N/A   $      N/A   $      N/A   $      N/A   $      N/A   $      N/A
Bond                         1,216,915          N/A    1,299,431          N/A    1,024,959          N/A      759,475          N/A
Capital Appreciation         3,544,528*   3,544,528    3,244,984    3,244,984    3,863,850*   3,863,850    5,280,299    4,517,513
Common Stock                 2,232,387          N/A    1,919,245          N/A    2,217,185          N/A    2,814,760          N/A
Convertible                  1,246,430*   1,246,430      885,729*     885,729      731,895*     731,895      667,556*     593,157
Floating Rate+**                   N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
Government                   1,003,220*   1,003,220    1,361,795*   1,361,795      883,656*     883,656      527,141*     479,695
High Yield Corporate Bond    3,817,867*   3,817,867    2,759,638*   2,759,638    2,068,250*   2,068,250    2,002,599*   1,774,999
International Equity           890,129*     890,129      458,478*     458,478      364,807*     364,807      346,609*     301,171
Mid Cap Core **                902,871          N/A      348,251          N/A      181,605*         N/A       44,901          N/A
Mid Cap Growth **            1,083,456*     541,728      364,486*     182,243      147,406*      73,703       39,114*      19,557
Mid Cap Value **             1,593,894*     796,947      770,062*     385,031      432,017*     216,009       65,588       32,794
Small Cap Growth **          1,301,178*     650,584      580,404*     290,202      286,176*     143,088       62,055*      31,027
S&P 500  Index               1,337,447*         N/A    1,074,579          N/A      142,933          N/A    1,383,052*         N/A
Total Return                 1,794,615*   1,794,615    1,663,166*   1,663,166    1,869,762*   1,869,762    2,289,649*   1,985,986
Value                        1,835,097*   1,835,097    1,294,710*   1,294,710    1,352,433*   1,352,433    1,337,762*   1,191,129
Income and Growth              409,074*     327,260      304,459*     243,567      320,564*     256,454      354,943*     283,955
Basic Value                    497,312*     372,984      321,903*     241,427      328,901*     246,676      303,800*     250,330
Growth                         755,577*     604,461      669,824*     535,860      751,034*     600,827      930,827*     748,703
Developing Growth              280,929*     234,107      182,109*     157,757      157,721*     131,434      181,393*     151,161

     Aggregate management and sub-advisory fees paid to the Manager and its affiliates for the years ended December 31, 2004, December 31, 2003 and December 31, 2002 were $18,954,007, $19,451,198, and $18,117,038, respectively.

     The Manager has voluntarily agreed to waive a portion of the fees otherwise payable to it to the extent total Portfolio expenses exceed 0.89%, 0.98%, 0.97% and 0.95% of average daily net assets, on an annualized basis, for the Mid Cap Value Portfolio, Mid Cap Core Portfolio, Mid Cap Growth Portfolio and Small Cap Growth Portfolio, respectively. For the year ended December 31, 2004 the Manager waived $64,736 of its management fee for the Mid Cap Core Portfolio and $245,558 for the Small Cap Growth Portfolio respectively. For the period ended

December 31, 2003, the Manager waived $82,921 and $153,602 of its management fee for the Mid Cap Core Portfolio and Small Cap Growth Portfolio, respectively. For the year ended December 31, 2002, the Manager waived $17,976, $77,526, $25,411, and $98,723 of its management fee for the Mid Cap Value Portfolio, Mid Cap Core Portfolio, Mid Cap Growth Portfolio and Small Cap Growth Portfolio, respectively.

     In connection with the approval or re-approval of the Fund's Management Agreement, Investment Advisory Agreements, and Sub-Advisory Agreements, the Directors of the Fund, including those Directors who are not "interested persons" of the Fund, the Manager or any Sub-Adviser (as the term is defined in the 1940 Act), requested and received from the Manager and Sub-Advisers, and reviewed, a wide variety of information. In approving or re-approving the agreements, and in evaluating the fairness of the compensation to be paid by the Fund, the Directors took into account principally the nature, quality and extent of the services performed by the Manager and Sub-Advisers, in relation to fees received under the agreements. Thus, the Directors considered the personnel, technical resources, operations, financial condition and investment management capabilities, methodologies and performance of the Manager and Sub-Advisers. The Directors also considered other factors, including the performance of other funds in the market pursuing broadly similar strategies, the fees and expenses borne by those funds, the costs to the Manager and Sub-Advisers of providing the services, and the profitability of the relationship with the Fund. In addition, the Directors considered the brokerage services received by the Fund. These factors were considered by the Directors at large, and also were considered by the independent Directors meeting separately. Based on this review, it was the judgment of the Directors and the independent Directors that approval or re-approval of the agreements was in the interests of the Fund and its shareholders.

                             ADMINISTRATIVE SERVICES

     The Manager provides administrative services to each of the Portfolios. These services are provided to the Mid Cap Value, Mid Cap Core, Mid Cap Growth and Small Cap Growth Portfolios pursuant to the Management Agreement referenced above. These services are provided to the other Portfolios pursuant to a separate Administrative Agreement.

     The Manager has authorized any of its directors, officers and employees who have been elected or appointed as directors or officers of the Fund to serve in the capacities in which they have been elected or appointed. In connection with its administration of the business affairs of the Portfolios, and except as indicated in the Prospectus, the Manager bears the following expenses:

          (a) the salaries and expenses of all personnel of the Fund and the Manager, except the fees and expenses of Directors not affiliated with the Manager or the Sub-Advisers; and

          (b) all expenses incurred by the Manager in connection with administering the ordinary course of the Portfolios' business, other than those assumed by the Fund.

     Prior to February 13, 2001, New York Life Insurance and Annuity Corporation ("NYLIAC") served as administrator for the Portfolios and NYLIAC retained MainStay Management LLC, an affiliate, as subadministrator. On February 13, 2001, the Board of Directors of the Fund approved a Substitution Agreement which substituted NYLIM for NYLIAC as Administrator to the Fund. Additionally, the Board terminated the Sub-Administration Agreement with MainStay Management LLC.

     Under a separate agreement, New York Life has granted the Portfolios the right to use the "New York Life" name and service marks and has reserved the right to withdraw its consent to the use of such name and marks by the Fund at any time, and to grant the use of such name and marks to other users.

     During the last three calendar years, the Portfolios paid administration fees to the Administrator as follows:

                              YEAR ENDED       YEAR ENDED       YEAR ENDED
                               12/31/04         12/31/03         12/31/02
                            ADMINISTRATION   ADMINISTRATION   ADMINISTRATION
        PORTFOLIO              FEE PAID         FEE PAID         FEE PAID
        ---------           --------------   --------------   --------------
Balanced*+                    $      N/A       $      N/A       $      N/A
Bond                             973,532        1,039,545          819,967
Capital Appreciation           1,969,182        1,802,769        2,146,584
Common Stock                   1,785,910        1,535,396        1,773,748
Convertible                      692,461          492,072          406,608
Floating Rate*+                      N/A              N/A              N/A
Government                       668,813          907,864          589,104
High Yield Corporate Bond      2,545,244        1,839,759        1,378,833
International Equity             296,710          152,826          121,602
Mid Cap Core *                         0                0                0
Mid Cap Growth *                       0                0                0
Mid Cap Value*                         0                0                0
Small Cap Growth *                     0                0                0
S&P 500 Index                  2,674,893        2,149,159        2,285,867
Total Return                   1,121,634        1,039,479        1,168,601
Value                          1,019,498          719,283          751,352
Income & Growth                  163,630          121,784          128,226
Basic Value                      165,771          107,301          109,634
Growth                           302,231          267,930          300,413
Developing Growth                 93,643           60,703           52,574

*    Administration fee of .20% reflected in advisory fee table on page 77.

+ No fees were paid on behalf of the Balanced and Floating Rate Portfolios, as they had not commenced operations as of the date of this prospectus.

                      PROXY VOTING POLICIES AND PROCEDURES

     It is the Fund's policy that proxies received by the Fund are voted in the best interests of the Fund's shareholders. The Board of Directors of the Fund has adopted Proxy Voting Policies and Procedures for the Fund that delegate all responsibility for voting proxies received relating to the Fund's portfolio securities to the Manager, subject to the oversight of the Board. The Manager has adopted its own Proxy Voting Policies and Procedures in order to assure that proxies voted on behalf of the Fund are voted in the best interests of the Fund and its shareholders. Where the Fund has retained the services of a Sub-Adviser to provide day-to-day portfolio management for a Portfolio, the Manager may delegate proxy voting authority to the Sub-Adviser; provided that, as specified in the Manager's Proxy Voting Policies and Procedures, the Sub-Adviser either
(1) follows the Manager's Proxy Voting Policy and the Fund's Procedures; or (2) has demonstrated that its proxy voting policies and procedures are consistent with the Manager's Proxy Voting Policies and Procedures or are otherwise implemented in the best interests of the Manager's clients and appear to comply with governing regulations. The Fund may revoke all or part of this delegation (to the Manager and/or Sub-Adviser as applicable) at any time by a vote of the Board.

     MANAGER'S PROXY VOTING GUIDELINES. To assist the Manager in approaching proxy voting decisions for the Fund and its other clients, the Manager has adopted proxy voting guidelines ("Guidelines") with respect to certain recurring issues. These Guidelines are reviewed on an annual basis by the Manager's Proxy Voting Committee and revised when the Proxy Voting Committee determines that a change is appropriate. The Manager has selected Institutional Shareholder Services ("ISS") - an unaffiliated third-party proxy research and voting service
- to assist it in researching and voting proxies. With respect to each proxy received, ISS researches the proxy and provides a recommendation to the Manager as to how to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings to the Guidelines. The Fund's portfolio managers (or other designated personnel) have the ultimate responsibility to accept or reject any ISS proxy voting recommendation ("Recommendation"). The Manager will memorialize the basis for any decision to override a Recommendation, to abstain from voting, and to resolve any conflicts as further discussed below. In addition, the Manager may choose not to vote a proxy if the cost of voting out weighs the possible benefit; if the vote would have an indeterminable or insignificant effect on the client's economic interests or the value of the portfolio holding; or if a jurisdiction imposes share blocking restrictions.

     The following examples illustrate the Manager's Guidelines with respect to certain typical proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether the Manager supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information.

     Board of Directors. The Manager will vote on director nominees in an uncontested election on a case-by-case basis, examining such factors as the composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman also serves as CEO, and whether a retired CEO sits on the board. In a contested election of directors, the Manager will evaluate the nominees based on such factors as the long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); and evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions. The Manager generally supports proposals to fix the board size or designate a range for the board size, proposals to repeal classified boards or elect all directors annually. The Manager also supports proposals seeking that a majority or more of the board be independent. The Manager generally votes against shareholder proposals to impose a mandatory retirement age for outside directors.

     Antitakeover Defenses and Voting Related Issues. The Manager generally evaluates advance notice proposals on a case-by-case basis, supporting proposals that allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible. The Manager generally supports shareholder proposals that ask a company to submit its poison pill for shareholder ratification; proposals to allow or make easier shareholder action by written consent; and proposals to lower supermajority vote requirements. The Manager generally votes against proposals to restrict or prohibit shareholder ability to call special meetings shareholder and proposals giving the board exclusive authority to amend the bylaws.

     Capital Structure. Generally, votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis using a model developed by ISS. The Manager will generally vote for proposals to create a new class of nonvoting or subvoting common stock if it is intended for financing purposes with minimal or no dilution to current shareholders and if it is not designed to preserve the voting power of an insider or significant shareholder. The Manager will generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights and against proposals to create a new class of common stock with superior voting rights.

     Executive and Director Compensation. Proposals regarding compensation plans are reviewed on a case-by-case basis using a methodology focusing on the transfer of shareholder wealth. Generally, the Manager will support proposals seeking additional information regarding compensation, but will vote against proposals which set absolute levels on compensation or dictate amount or form of compensation.

     CONFLICTS OF INTEREST. When a proxy presents a conflict of interest, such as when the Manager has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and the Manager or an affiliated entity of the Manager, both the Fund's and the Manager's proxy voting policies and procedures mandate that the Manager follow an alternative voting procedure rather than to vote proxies in its sole discretion. In these cases, the Manager may; (1) cause the proxies to be voted in accordance with the recommendations of an independent service provider; (2) notify the Fund's Board, a designated Board committee or a representative of either, of the conflict of interest and seek a waiver of the conflict to permit the Manager to vote the proxies as it deems appropriate and in the best interest of Fund shareholders, under its usual policy; or (3) forward the proxies to the Fund's Board, a designated Board committee or a representative of either, so that the Board, the committee or the representative may vote the proxies itself. As part of its delegation of proxy voting responsibility to the Manager, the Fund also delegated to the Manager responsibility for resolving conflicts of interest based on the use of acceptable alternative voting procedures such as the one just described. If the Manager chooses to override a voting recommendation made by ISS, the Manager's compliance department will review the override prior to voting to determine the existence of any potential conflicts of interest. If the compliance department determines a material conflict may exist, the issue is referred to the Manager's Proxy Voting Committee who will consider the facts and circumstances and determine whether to allow the override or take other action, such as the alternative voting procedures just mentioned.

     The Manager has retained voting authority for the following Portfolios:
Balanced, Bond, Common Stock, Floating Rate, Mid Cap Core and S&P 500 Index.

     SUB-ADVISER PROXY VOTING GUIDELINES. With respect to the Capital Appreciation, Convertible, Mid Cap Value, Mid Cap Growth, Small Cap Growth, Government, High Yield Corporate Bond, International Equity, Total Return and Value Portfolios, the Manager has delegated proxy voting authority to the Portfolios' Sub-Adviser, MacKay Shields. With respect to the Income & Growth Portfolio, the Manager has delegated proxy voting authority to the Portfolio's Sub-Adviser, American Century Investment Management, Inc. With respect to the Basic Value Portfolio, the Manager has delegated proxy voting authority to the Portfolio's Sub-Adviser, The Dreyfus Corporation. With respect to the Growth Portfolio, the Manager has delegated proxy voting authority to the Portfolio's Sub-Adviser, Eagle Asset Management. With respect to the Developing Growth Portfolio, the Manager has delegated proxy voting authority to the Portfolio's Sub-Adviser, Lord, Abbett & Co. LLC.

     Summaries of each Sub-Adviser's proxy voting policies and procedures are provided at Appendix B.

     FUND'S PROXY VOTING RECORD. Each Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX is available on The MainStay Fund's website at www.mainstayfunds.com; or on the SEC's website at www.sec.gov.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

     The Board has adopted policies and procedures concerning selective disclosure of portfolio holdings of the Fund. Under these policies, the Manager publicly discloses the complete schedule of each Portfolio's portfolio holdings, as reported at month-end, no earlier than the first business day falling 30 days after the month's end and will publicly disclose each Portfolio's top ten holdings no earlier than the first business day falling 15 days after the quarter's end. Such information will remain accessible until the next schedule is made publicly available. You may obtain a copy of a Portfolio's schedule of portfolio holdings or top ten holdings for the most recently completed period by accessing the information on the Fund's website at www.mainstayfunds.com or by calling the Fund at 1-800-598-2019.

     In addition, the Manager may share the Portfolio's non-public portfolio holdings information with sub-advisers, pricing services and other service providers to the Fund who require access to such information in order to fulfill their contractual duties to the Fund. The Manager may also disclose non-public information regarding a Portfolio's holdings information to certain mutual fund analysts and rating and tracking entities, such as Morningstar and Lipper Analytical Services, or to other entities that have a legitimate business purpose in receiving such information on a more frequent basis. Exceptions to the frequency and recipients of the disclosure may be made only with the advance authorization of the Fund's Chief Compliance Officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Fund and will be reported to the Board of Directors at the next regularly scheduled board meeting. All non-public portfolio holdings information is provided pursuant to a confidentiality agreement.

     All confidentiality agreements entered into for the receipt of non-public portfolio holdings information must provide, among other things, that the recipient (1) will limit access to the information to its employees and agents who are subject to a duty to keep and treat such information as confidential;
(2) will implement procedures to monitor compliance by its employees with the terms of the confidentiality agreement; and (3) upon written request from the Manager or the Fund, will promptly return or destroy the information.

     Whenever portfolio holdings disclosure made pursuant to these procedures involves a conflict of interest between the Portfolios' shareholders and the Portfolios' manager, subadvisor, distributor or any affiliated person of the Fund, the disclosure may not be made unless a majority of the Independent Directors of a majority of a Board committee consisting solely of Independent Directors approves such disclosure. The Fund, the Manager and the subadvisors shall not enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind. Any material changes to the policies and procedures for the disclosure of portfolio holdings will be reported ot the Board on at least an annual basis.

     As of December 31, 2004, the dollar range of fund securities beneficially owned by each Portfolio Manager in the Fund ($1-$10,000, $10,001-$50,000, $50,000-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000)
was as follows:

 PORTFOLIO MANAGER     FUND   $ RANGE OF OWNERSHIP
--------------------   ----   --------------------
Claude Athaide
Rupal J. Bhansali      None             0
Kurt Borgwardt         None             0
Rudolph C. Carryl      None             0
William E. Costello    None             0
Robert Dial*           None             0
Duane Eatherly         None             0
Robert J. Eastman      None             0
Tony H. Elavia*        None             0
Brain C. Ferguson
Harvey Fram            None             0
Gary Goodenough        None             0
Christopher Harms      None             0
J. David Macey         None             0
Anthony Malloy*        None             0
Donald E. Morgan
F. Thomas O'Halloran   None             0
Francis J. Ok          None             0
Michael J. Pagano      None             0
Ashi Parikh            None             0
J. Matthew Philo       None             0
Joseph Portera
Richard A. Rosen
Joan M. Sabella*       None             0
John Schniedwind       None             0
Donald F. Serek        None             0
Michael C. Sheridan
Edward Silverstein     None             0
Edmund C. Spelman      None             0
Thomas Volpe, Jr.      None             0
Zili Zhang             None             0

     Whenever portfolio holdings disclosure made pursuant to these procedures involves a conflict of interest between the Portfolios' shareholders and the Portfolios' manager, subadvisor, distributor or any affiliated person of the Fund, the disclosure may not be made unless a majority of the Independent Directors of a majority of a Board committee consisting solely of Independent Directors approves such disclosure. The Fund, the Manager and the subadvisors shall not enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind. Any material changes to the policies and procedures for the disclosure of portfolio holdings will be reported to the Board on at least an annual basis.

                               PORTFOLIO MANAGERS

     Each Fund's portfolio managers also have responsibility for the day-to-day management of accounts other than the Funds. Information regarding these other accounts, as of December 31, 2004 is set forth below:

                                                                        NUMBER OF OTHER ACCOUNTS MANAGED
                                                                           AND ASSETS BY ACCOUNT TYPE
                                                            ---------------------------------------------------------
                                                                REGISTERED         OTHER POOLED
      PORTFOLIO                 FUNDS MANAGED BY                INVESTMENT          INVESTMENT            OTHER
       MANAGER                  PORTFOLIO MANAGER                COMPANY             VEHICLES            ACCOUNTS
--------------------   ----------------------------------   -----------------   -----------------   -----------------
Claude Athaide         Cash Management                      2 RICs,             0                   5 Accounts,
                       Portfolio                            $443,733,327                            $549,497,028

Rupal J. Bhansali      International Equity Portfolio       1 RIC,              0                   5 Accounts,
                                                            $225,661,838                            $876,208,044

Kurt Borgwardt         Income & Growth Portfolio            4 RICs,             0                   0
                                                            $6,811,375,604.89

Rudolph C. Carryl      Capital Appreciation,                5 RICs,             0                   43 Accounts,
                       Mid Cap Growth, Small                $1,809,296,576      0                   $2,013,672,297
                       Cap Growth, Total
                       Return Portfolios

William E. Costello    Basic Value Portfolio                $1,127,512,152.79   0                   $575,956,227

Robert Dial            Floating Rate Portfolio              1 RIC                                   7 Accounts,
                                                            $448,892,839        0                   $2,054,885,014

Duane Eatherly         Growth Portfolio                     4 RICs              0                   113 Accounts,
                                                            $443,426,587                            $7,387,443

Robert J. Eastman      Basic Value Portfolio                $1,127,512,152.79   0                   $575,956,227

Tony H. Elavia         Balanced Portfolio

Brian C. Ferguson      Basic Value Portfolio                $1,127,512,152.79                       $575,956,227

Harvey Fram            Common Stock,                        2 RICs,             0                   11 Accounts,
                       MidCap Core Portfolios               $1,127,512,152.79                       $575,956,227

Gary Goodenough        Government,                          4 RICs,             2 Accounts,         49 Accounts,
                       Total Return                         $758,991,524        $103,806,051.99     $4,808,259,006.82

Christopher Harms      Cash Management,                     2 RICs,             0                   6 Accounts,
                       Total Return Portfolios              $342,354,979                            $152,858,326

J. David Macey         Basic Value Portfolio                $1,127,512,152.79   0                   $575,956,227

Anthony Malloy         Floating Rate Portfolio              1 RIC,              0                   0
                                                            $586,193,814

Donald E. Morgan       High Yield Corporate                 3 RICs,             6 Accounts,         47 Accounts,
                       Bond Portfolio                       $2,757,769,144      $2,861,801,193.90   $13,849556712

F. Thomas O'Halloran   Developing Growth Portfolio          3 RICs              0                   309 Accounts,
                                                            $1,164.                                 $257.0

Francis J. Ok          S&P 500 Index Portfolio              2 RICs              0                   6 Accounts,
                                                            $2,060,978,946                          $1,419,774,087

Michael J. Pagano      Bond Portfolio                       1 RIC,              0                   7 Accounts,
                                                            $448,892,839                            $2,054,885,014

Ashi Parikh            Growth Portfolio                     6 RICs              2 Accounts          310 Accounts
                                                            $646,143,567        $26,652,881         747,978,436

J. Matthew Philo       High Yield                           1 RIC,              0                   0
                       Corporate Bond Portfolio             $1,443,720,338

Joseph Portera         Government Portfolio                 1 RIC,              1 Account,          17 Accounts,
                                                            $315,931,913        $1,180,679.36       $77,212,949.61

Richard A. Rosen       Mid Cap Value, Value,                4 RICs,             0                   30 Accounts,
                       Total Return Portfolios              $1,299,142,993                          $1,458,236,254

Joan M. Sabella        Balanced Portfolio

John Schniedwind       Income & Growth Portfolio            5 RICs              0                   0
                                                            $7,007,458,039.54

Donald F. Serek        Bond Portfolio                       1 RICs              0                   9 Accounts,
                                                            $482,765,898                            $1,928,734,688

Michael C. Sheridan    Mid Cap Value, Mid Cap               2 RICs,             0                   8 Accounts,
                       Growth, Total Return                 $477,969,466                            $462,444,701
                       Convertible Portfolios               $2,177,728,344                          $2,013,672,297

Edward Silverstein     Convertible Portfolio                1 RIC,              0                   10 Accounts,
                                                            $368,431,768                            $783,152,419

Edmund C. Spelman      Capital Appreciation, Convertible,   6 RICs,             0                   43 Accounts,
                       Mid Cap Growth, Small Cap Growth,    $2,177,728,344                          $2,013,672,297
                       Total Return Portfolios

Thomas Volpe, Jr.      Bond Portfolio                       1 RIC,              0                   0
                                                            $482,756,898

Zili Zhang             Income & Growth Portfolio            4 RICs,             0                   0
                                                            $6,811,375,604.89


                                                                      NUMBER OF ACCOUNTS AND ASSETS
                                                                      FOR WHICH THE ADVISORY FEE IS
                                                                          BASED ON PERFORMANCE
                                                            ------------------------------------------------
                                                            REGISTERED     OTHER POOLED
      PORTFOLIO                 FUNDS MANAGED BY            INVESTMENT      INVESTMENT           OTHER
       MANAGER                  PORTFOLIO MANAGER             COMPANY        VEHICLES           ACCOUNTS
--------------------   ----------------------------------   ----------   ---------------   -----------------
Claude Athaide         Cash Management                          0        0                 0
                       Portfolio                                0        0                 0

Rupal J. Bhansali      International Equity Portfolio           0        0                 3 Accounts,
                                                                                           $384,937,597

Kurt Borgwardt         Income & Growth Portfolio                0        0                 0


Rudolph C. Carryl      Capital Appreciation,                    0        0                 2 Accounts,
                       Mid Cap Growth, Small                    0        0                 $13,776,044
                       Cap Growth, Total
                       Return Portfolios

William E. Costello    Basic Value Portfolio                    0        0                 0

Robert Dial            Floating Rate Portfolio


Duane Eatherly         Growth Portfolio


Robert J. Eastman      Basic Value Portfolio                    0        0                 0

Tony H. Elavia         Balanced Portfolio

Brian C. Ferguson      Basic Value Portfolio                    0        0                 0

Harvey Fram            Common Stock,                            0        0                 0
                       MidCap Core Portfolios

Gary Goodenough        Government,                              0        0                 5 Accounts,
                       Total Return                                                        $1,131,413,710.48

Christopher Harms      Cash Management,                         0        0                 0
                       Total Return Portfolios

J. David Macey         Basic Value Portfolio                    0        0                 0

Anthony Malloy         Floating Rate Portfolio                  0        0                 0


Donald E. Morgan       High Yield Corporate                     0        2 Accounts,       3 Accounts,
                       Bond Portfolio                                    $912,229,355.00   $263,787,747.97

F. Thomas O'Halloran   Developing Growth Portfolio              0        0                 0


Francis J. Ok          S&P 500 Index Portfolio                  0        0                 0


Michael J. Pagano      Bond Portfolio                           0        0                 0


Ashi Parikh            Growth Portfolio                         0        0                 0


J. Matthew Philo       High Yield                               0        0                 0
                       Corporate Bond Portfolio

Joseph Portera         Government Portfolio                     0        0                 3 Accounts,
                                                                                           $108,871,758

Richard A. Rosen       Mid Cap Value, Value,                    0        0                 2 Accounts,
                       Total Return Portfolios                                             $217,647,380

Joan M. Sabella        Balanced Portfolio

John Schniedwind       Income & Growth Portfolio                0        0                 0


Donald F. Serek        Bond Portfolio                           0        0                 0


Michael C. Sheridan    Mid Cap Value, Mid Cap                   0        0                 2 Accounts,
                       Growth, Total Return                                                $217,647,380
                       Convertible Portfolios                                              $13,776,044

Edward Silverstein     Convertible Portfolio                    0        0                 2 Accounts,
                                                                                           $659,898,591

Edmund C. Spelman      Capital Appreciation, Convertible,       0        0                 2 Accounts,
                       Mid Cap Growth, Small Cap Growth,                                   $13,776,044
                       Total Return Portfolios

Thomas Volpe, Jr.      Bond Portfolio                           0        0                 0


Zili Zhang             Income & Growth Portfolio                0        0                 0

     CONFLICTS. To address potential conflicts of interest, NYLIM and each Subadviser has adopted allocation policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a manner that is fair and appropriate, it is possible that unforeseen or unusual circumstances may arise that may require different treatment between the Funds and other accounts managed.

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

     American Century has adopted policies and procedures that are designed to minimize the effects of conflicts that may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities.

     Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, small- and mid-cap growth, large-cap growth, value, international, fixed income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

     For each investment strategy, one portfolio is generally designated as the "policy portfolio." Other portfolios with similar investment objectives, guidelines and restrictions are referred to as "tracking portfolios." When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century's trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

     American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.

     Finally, investment of American Century's corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.

     When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, TBCAM does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. TBCAM has adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another.

THE DREYFUS CORPORATION

     A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. TBCAM has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

     A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of TBCAM generally require that such trades be "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, TBCAM will place the order in a manner intended to result in as favorable a price as possible for such client.

     A portfolio manager may favor an account if the portfolio manager's compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if TBCAM receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation. The investment performance on specific accounts, is not a factor in determining the portfolio manager's compensation.

     A portfolio manager may favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. TBCAM imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

     If the different accounts have materially and potentially conflicting investment objections or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern may disadvantage either the account that is long or short. To mitigate the conflict in this scenario TBCAM has in place a distinct procedure that must be complied with before shorting a stock held in a long only portfolio managed by the same portfolio manager. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

EAGLE ASSET MANAGEMENT LLC

     Eagle Asset Management LLC currently holds a 50% ownership interest in EA Management I, LLC which acts as the general partner to a limited partnership formed for investment purposes. Ashi Parikh is a 50% owner of EA Management and the Portfolio Manager for the Eagle Growth Partners Fund I L.P. and Eagle Growth Partners III L.P. Eagle also provides administrative and investment research services for the general partner. Certain officers and employees of Eagle have investment interests in the partnership.

     On occasion, orders for the securities transactions of a partnership may be aggregated with orders for Eagle's client accounts. In such instances, Eagle will ensure that the allocation of securities among Eagle's clients and the partnership is equitable; price averaging may be used for trades executed in a series of transactions on the same day.

LORD, ABBETT & CO., LLC

     As stated in the Prospectus, Lord, Abbett & Co., LLC ("Lord Abbett") uses a team of investment managers and analysts acting together to manage the investments of the MainStay VP Developing Growth Portfolio. F. Thomas O'Halloran heads the team and the other senior members are Lesley-Jane Dixon and John DiChiaro. Mr. O'Halloran is primarily responsible for the day-to-day management of the Portfolio.

     Lord Abbett addresses potential conflicts of interest that may arise in connection with the investment managers' management of the investments of the Portfolios and the investment of the other accounts, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. Lord Abbett's Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interests. Moreover, Lord Abbett's Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transaction through such an entity. Lord Abbett does not conduct any investment bank functions through such an entity. Lord Abbett does not believe that any material conflicts of interest exist in connection with the investment manager's management of the investments of the Portfolios and the investments of the other accounts referenced in the table above.

PORTFOLIO MANAGER COMPENSATION STRUCTURE. In an effort to retain key personnel, NYLIM and MacKay Shields LLC has structured compensation plans for portfolio managers and other key personnel that it believes are competitive with other investment management firms.

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

     New York Life Investment Management LLC ("NYLIM") portfolio managers receive a base pay and an annual incentive based on performance against individual and organizational unit objectives, as well as business unit and overall NYLIM results. The plan is designed to align manager compensation with investors' goals by rewarding portfolio managers who meet the long-term objective of consistent, dependable and superior investment results, measured by the performance of the product(s) under the individual's management. In addition, these employees also participate in a long-term incentive program.

     NYLIM offers an annual incentive plan and a long-term incentive plan. The total dollars available for distribution is equal to the pool generated based on NYLIM's overall company performance. "NYLIM Company Performance" is determined using several key financial indicators, including operating revenue, pre-tax operating income, and net cash flow. The long-term incentive plan, is eligible to senior level employees and is designed to reward profitable growth in Company value. An employee's total compensation package is reviewed periodically to ensure that they are competitive relative to the external marketplace.

MACKAY SHIELDS LLC

     MacKay Shields establishes salaries at competitive levels, verified through industry surveys, to attract and maintain the best professional talent. In addition, an incentive bonus equal to a significant percentage of the firm's pre-tax profits is paid annually to the firm's employees based upon an individual's performance and the profitability of the firm. The bonus generally represents a sizable amount relative to the base salary, and when considered with the base salary, results in a highly attractive level of total cash compensation for the firm's professional employees. Certain other accounts at MacKay pay the firm a fee based on performance, a portion of which forms a part of the bonus pool for all employees. Every MacKay Shields employee participates in the bonus pool. This approach instills a strong sense of commitment on the part of each employee towards the overall success of the firm. There is no difference between the method used in determining a portfolio manager's compensation with respect to a Portfolio and other accounts.

     MacKay Shields offers a Phantom Stock Plan, which enhances the firm's ability to attract, retain, motivate and reward key executives. Awards can be made annually and vesting takes place over a period of several subsequent years. Participation in the Plan by senior professionals is contingent upon the execution of an Executive Employment Agreement.

AMERICAN CENTURY

     American Century Portfolio Manager compensation is structured to align the interest of portfolio managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios. Portfolio managers receive base pay in the form of a fixed annual salary. A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For policy portfolios, investment performance is measure by a combination of one- and three-year pre-tax performance relative to a pre-established, internally-customized peer group and/or market benchmark. Custom peer groups are constructed using all the funds in appropriate Lipper or Morningstar categories as a starting point. Funds are than eliminated from the peer group based on a standardized methodology designed to result in a final peer group that more closely represents the fund's true peers based on internal investment mandates and that is more stable (i.e., has less peer turnover) over the long-term. In cases where a portfolio manager has responsibility for more than one policy portfolio, the performance of each is assigned a percentage weight commensurate with the portfolio manager's level of responsibility.

     With regard to tracking portfolios, investment performance may be measured in a number of ways. The performance of the tracking portfolio may be measured against a customized peer group and/or market benchmark as described above for policy portfolios. Alternatively, the tracking portfolio may be measured against a customized peer group and/or market benchmark as described above for policy portfolios. Alternatively, the tracking portfolio may be evaluated relative to the performance of its policy portfolio, with the goal of matching the policy portfolio's performance as closely as possible. In some cases, the performance of a tracking portfolio is not separately considered; rather, the performance of the policy portfolios is the key metric.

     The Income & Growth Portfolio is a tracking portfolio whose performance is measured relative to that of its policy portfolio, American Century's Income & Growth Fund.

     A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or value. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager's responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

     A portion of some portfolio managers' bonuses may be tied to individual performance goals, such as research projects and the development of new products.

     Finally, portfolio manager bonuses may occasionally be affected by extraordinarily positive or negative financial performance by American Century Companies, Inc. ("ACC"), the adviser's privately-held parent company. This feature has been designed to maintain investment performance as the primary component of portfolio manager bonuses while also providing a link to the adviser's ability to pay.

RESTRICTED STOCK PLANS

     Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual's grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years).

DEFERRED COMPENSATION PLANS

     Portfolio managers are eligible for grants of deferred compensation. These grants are used in limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

OWNERSHIP OF SECURITIES

     The following table indicates the dollar range of securities of the fund beneficially owned by the fund's portfolio managers as of December 31, 2004, the fund's most recent fiscal year end. American Century has adopted a policy that, with limited exceptions, requires its portfolio managers to maintain investments in the policy portfolios they oversee. Portfolio managers are not required to maintain separate investments in tracking portfolios, such as the fund, which have similar investment objectives, guidelines and restrictions as the corresponding policy portfolio.

THE DREYFUS CORPORATION

     The portfolio managers are duplicate employees of The Dreyfus Corporation and The Boston Company Asset Management, LLC ("TBCAM"). The Boston-based portfolio managers' cash compensation is comprised primarily of a market-based salary and incentive compensation plans (annual and long term incentive). Funding for the TBCAM Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall TBCAM profitability. Therefore, all bonus awards are based initially on TBCAM's financial performance. The portfolio managers are eligible to receive annual cash bonus awards from the Annual Incentive Plan. Annual incentive opportunities are pre-established for each individual, expressed as a percentage of base salary ("target awards"). Annual awards are determined by applying multiples to this target award (0-2 times target award represents a portfolio manager's range of opportunity) and are capped at a maximum range of incentive opportunity for the job category. Awards are 100% discretionary and regardless of performance will be subject to pool funding availability. Awards are paid in cash on an annual basis. A significant portion of the target opportunity awarded is based upon the one-year (weighted 50%) and three-year (weighted 50%) pre-tax performance of the portfolio manager's accounts relative to the performance of the appropriate Lipper and Callan peer groups. Other factors considered in determining the award are individual qualitative performance and the asset size and revenue growth of the products managed.

     For research analysts and other investment professionals, awards are distributed to the respective product teams (in the aggregate) based upon product performance relative to TBCAM-wide performance measured on the same basis as described above. Further allocations are made to specific team members by the product portfolio manager based upon sector contribution and other qualitative factors.

     All portfolio managers and analysts are also eligible to participate in the TBCAM Long Term Incentive Plan. This plan provides for an annual award, payable equally in Mellon Financial restricted stock and TBCAM phantom stock. Both the restricted stock and phantom stock cliff vest after three years. The value of the phantom stock award changes during the vesting period based upon changes in TBCAM's operating income.

EAGLE ASSET MANAGEMENT LLC

     Eagle Asset Management's Portfolio Managers are paid base salaries that are competitive with others in their fields, based on industry surveys. Portfolio managers participate in a revenue-sharing program that provides incentives to build a successful investment program over the long term. In addition, in the Institutional Growth Advisors Division, Mr. Parikh and his team have a profit-sharing arrangement that is tied to the growth and success of their business. Additional deferred compensation plans are provided to key investment professionals. Analysts and traders receive incentive bonus compensation up to three times their base salaries, primarily based upon experience and their contribution to investment results. All portfolio managers participate in a non-qualified stock option program that vests at the end of the seventh year following their respective dates of employment. All employees receive benefits from our parent company including a 401(d) plan, profit sharing, and Employee Stock Purchase Plan.

LORD ABBETT & CO., LLC

     Lord Abbett compensates its investment managers on the basis of salary, bonus and profit sharing plan contributions. Base salaries are assigned at a level that takes into account the investment manager's experience, reputation and competitive market rates.

     Fiscal year-end bonuses, which can be multiple of base salaries, are determined after an evaluation of the investment manager's investment results. Investment results are evaluated based on a assessment of the investment manager's three-and five-year investment returns vs. both the appropriate style benchmarks and the appropriate peer group rankings. In addition to the investment returns, other factors that are taken into consideration are: style consistency, dispersion among portfolios with similar objectives and the risk taken to achieve the portfolio returns. Finally, there is a component of that bonus that reflects leadership and management of the investment team. No part of the bonus payment is based on the investment manager's assets under management, the revenues generated by those assets, or the profitability of the investment manager's unit. Lord Abbett may designate a bonus payment of a manager who is not a partner of Lord Abbett for participation in the firm's senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan's earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses investment managers on the impact of their fund's performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

     Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to an investment manager's profit-sharing account are based on a percentage of the investment manager's total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing are entirely invested in Lord Abbett-sponsored funds.


                               PORTFOLIO BROKERAGE

     Purchases and sales of securities on a securities exchange are effected by brokers, and the Portfolios pay a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities (i.e., municipal bonds, other debt securities and some equity securities) are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain over-the-counter securities also may be effected on an agency basis, when the total price paid (including commission) is equal to or better than the best total prices available from other sources. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     In effecting purchases and sales of portfolio securities for the account of a Portfolio, the Portfolio's Manager or Subadvisor will seek the best execution of the Portfolios orders. The Board of Directors adopted policies and procedures that govern the selection of broker-dealers to effect securities transactions on behalf of a Portfolio. Under these policies and procedures, the Manager or Subadvisor must consider not only the commission rate, spread or other compensation paid, but the price at which the transaction is executed, bearing in mind that it may be in a Portfolio's best interests to pay a higher commission, spread or other compensation in order to receive better execution. The Manager or Subadvisor may consider other factors, including the broker's integrity, specialized expertise, speed, ability or efficiency, research or other services. The Manager or Subadvisor may not consider a broker's promotional or sales efforts on behalf of any Portfolio as part of the broker selection process for executing Portfolio transactions. Furthermore, neither the Portfolios nor the Manager may enter into agreements under which a Portfolio directs brokerage transactions (or revenue generated from those transactions) to a broker to pay for distribution of Portfolio shares.

     NYLIFE Securities (the "Affiliated Broker") may act as broker for the Portfolios. In order for the Affiliated Broker to effect any portfolio transactions for the Portfolios on an exchange, the commissions, fees or other remuneration received by the Affiliated Broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the Affiliated Broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Portfolios will not deal with the Affiliated Broker in any portfolio transaction in which the Affiliated Broker acts as principal.

     Under each Management, Investment Advisory or Subadvisory Agreement, and as permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the Manager or a Subadvisor may cause a Portfolio to pay a broker-dealer (except the Affiliated Broker) which provides brokerage and research services to the Manager or Subadvisor an amount of commission for effecting a securities transaction for a Portfolio in excess of the amount other broker-dealers would have charged for the transaction if the Manager or the Subadvisor determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Manager's or the Subadvisor's overall responsibilities to the Fund or to its other clients. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

     Although commissions paid on every transaction will, in the judgment of the Manager or the Subadvisors, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers (except the Affiliated Broker) who were selected to execute transactions on behalf of the Fund and the Manager's or the Subadvisors' other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

     Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Manager or the Subadvisors for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by the Fund, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided Research to the Manager or the Subadvisor. Research provided by brokers is used for the benefit of all of the Manager's or the Subadvisors' clients and not solely or necessarily for the benefit of the Fund. The Manager's or the Subadvisors' investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Manager or the Subadvisors as a consideration in the selection of brokers to execute portfolio transactions.

     The Income & Growth Portfolio paid brokerage commissions of $13, $4 and $217 to JP Morgan Chase, an affiliate of American Century Investment Management, Inc. in 2004, 2003 and 2002 respectively. Commissions paid to JP Morgan Chase in 2004, 2003 and 2002 represented .007%, 0.002% and 0.13%, respectively of the Portfolio's aggregate brokerage commissions paid and 0.92%, 0.13% and 0.15%, respectively of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions with JP Morgan Chase effected during 2004, 2003 and 2002, respectively.

     Certain of the Portfolios may participate in commission recapture programs with certain brokers selected by the Manager. Under these programs, a Portfolio may select a broker or dealer to effect transactions for the Portfolio whereby the broker or dealer uses a negotiated portion of the commissions earned on such brokerage transactions to pay bona fide operating expenses of the Portfolio. Such expenses may include fees paid directly to the broker or dealer, to an affiliate of the broker or dealer, or to other service providers, for transfer agency, sub-transfer agency, recordkeeping, or shareholder services or other bona fide services of the Portfolios.

     In certain instances there may be securities which are suitable for a Portfolio's portfolio as well as for that of another Portfolio or one or more of the other clients of the Manager or the Subadvisors. Investment decisions for a Portfolio and for the Manager's or the Subadvisors' other clients are made independently from those of the other accounts and investment companies that may be managed by the Manager or the Subadvisor with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Portfolio is concerned. The Fund believes that over time its ability to participate in volume transactions will produce better executions for the Portfolios.

     The management fees paid by the Fund, on behalf of each Portfolio, to the Manager and the Subadvisory fee that the Manager pays on behalf of certain Portfolios to the Subadvisors will not be reduced as a consequence of the Manager's or the Subadvisors' receipt of brokerage and research services. To the extent a Portfolio's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Portfolio will exceed those that might otherwise be paid, by an amount which cannot be clearly determined. Such services would be useful and of value to the Manager and the Subadvisors in serving both the Portfolios and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Manager and the Subadvisors in carrying out their obligations to the Portfolios.

     The table below shows the dollar-amount of brokerage commissions paid by each of the Portfolios for the fiscal years ended December 31, 2004, December 31,2003 and December 31, 2002.

                                        YEAR ENDED      YEAR ENDED      YEAR ENDED
                                      DEC. 31, 2004   DEC. 31, 2003   DEC. 31, 2002
                                      -------------   -------------   -------------
Balanced Portfolio
Basic Value Portfolio
Bond Portfolio
Capital Appreciation Portfolio
Cash Management Portfolio
Common Stock Portfolio
Convertible Portfolio
Developing Growth Portfolio
Floating Rate Portfolio
Government Portfolio
Growth Portfolio
High Yield Corporate Bond Portfolio
Income & Growth Portfolio
International Equity Portfolio
Mid Cap Core Portfolio
Mid Cap Growth Portfolio
Mid Cap Value Portfolio
S&P 500 Index Portfolio
Small Cap Growth Portfolio
Total Return Portfolio
Value Portfolio

     The following table shows the dollar amount of brokerage commissions paid to brokers that provided research services during the fiscal year ended December 31, 2004 and the dollar amount of the transactions involved.

PORTFOLIOS                                 TOTAL AMOUNT OF TRANSACTIONS
                                      WHERE COMMISSIONS PAID TO BROKERS THAT    TOTAL BROKERAGE COMMISSIONS PAID
                                            PROVIDED RESEARCH SERVICES         TO BROKERS THAT PROVIDED RESEARCH
                                      --------------------------------------   ---------------------------------
Balanced Portfolio*                    N/A                                     $N/A
Basic Value Portfolio                  80,098,667                              124,715
Bond Portfolio                         -0-                                     -0-
Capital Appreciation Portfolio         357,184,587                             380,249
Cash Management Portfolio              -0-                                     -0-
Common Stock Portfolio                 456,517,955                             272,342
Convertible Portfolio                  60,902,226                              112,443
Developing Growth Portfolio            -0-                                     -0-
Floating Rate Portfolio                N/A                                     N/A
Government Portfolio                   -0-                                     -0-
Growth Portfolio                       355,395,200                             575,458
High Yield Corporate Bond Portfolio    25,705,221                              65,855
Income & Growth Portfolio              -0-                                     -0-
International Equity Portfolio         28,553,519                              69,118
Mid Cap Core Portfolio                 209,644,120                             120,658
Mid Cap Growth Portfolio               77,030,302                              93,066
Mid Cap Value Portfolio                91,960,121                              115,204
S&P 500 Index Portfolio                15,655,696                              11,669
Small Cap Growth Portfolio             111,130,489                             155,164
Total Return Portfolio                 240,441,354                             263,038
Value Portfolio                        273,885,876                             316,589

*Portfolio commenced operations May 1, 2005.

     For the fiscal year ended October 31, 2002, the following Portfolios directed brokerage transactions to a broker for research services provided, and paid the following commissions based on the stated total amount of transactions:

                                      WHERE COMMISSIONS PAID TO BROKERS THAT
                                                 COMMISSIONS PAID              TRANSACTION VALUE
                                      --------------------------------------   -----------------
Balanced Portfolio
Basic Value Portfolio
Bond Portfolio
Capital Appreciation Portfolio
Cash Management Portfolio
Common Stock Portfolio
Convertible Portfolio
Developing Growth Portfolio
Floating Rate Portfolio
Government Portfolio
Growth Portfolio
High Yield Corporate Bond Portfolio
Income & Growth Portfolio
International Equity Portfolio
Mid Cap Core Portfolio
Mid Cap Growth Portfolio
Mid Cap Value Portfolio
S&P 500 Index Portfolio
Small Cap Growth Portfolio
Total Return Portfolio
Value Portfolio

     As of December 31, 2004, the following Funds held securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies:

         FUNDS                           BROKER-DEALER (TYPE OF SECURITY)                                             MARKET VALUE
         -----                           --------------------------------                                             ------------
Balanced Portfolio*                     N/A                                                                           $N/A
Basic Value Portfolio                   Goldman Sachs Group, Inc. (The)   (Common Stock)                              4,487,733
                                        Merill Lynch & Co., Inc.   (Common Stock)                                     1,398,618
                                        Morgan Stanley   (Common Stock)                                               2,254,112
                                        Bank of America Corp   (Common Stock)                                         3,092,506
                                        Citigroup, Inc.   (Common Stock)                                              3,389,270
                                        J. P. Morgan Chase & Co.  (Common Stock)                                      2,551,254
Bond Portfolio                          Goldman Sachs Group, Inc. (The)   (Corporate Bond)                            4,240,076
                                        J. P. Morgan Chase & Co.   (Corporate Bond)                                   1,959,542
                                        J. P. Morgan Chase & Co.   (Corporate Bond)                                   2,238,634
                                        Morgan Stanley Dean Witter & Co.   (Corporate Bond)                           2,243,276
                                        Bank of America Corp.   (Corporate Bond)                                      2,325,800
                                        Morgan Stanley Capital 1   (MBS)                                              10,023,206
                                        Citigroup Global Markets Holdings, Inc.   (CP)                                9,996,871
                                        Morgan Stanley Dean Witter & Co.   (CP)                                       9,997,419
Capital Appreciation Portfolio          Morgan Stanley & Co.   (Common Stock)                                         16,489,440
                                        Citigroup, Inc.   (Common Stock)                                              10,260,509
                                        Banc of America Securities LLC   (Master Note)                                640,000
                                        Credit Suisse First Boston LLC   (Repurchase Agreement)                       10,100,000
                                        Lehman Brothers, Inc.   (Repurchase Agreement)                                2,043,000
                                        Merrill Lynch & Co., Inc.   (Repurchase Agreement)                            3,668,000
                                        Morgan Stanley & Co.   (Repurchase Agreement)                                 2,100,000
Cash Management Portfolio               Bank of America Corp.   (Bank Note)                                           3,588,492
                                        J. P. Morgan Chase & Co.   (Medium-Term Note)                                 4,001,622
                                        Morgan Stanley   (Medium-Term Note)                                           4,003,700
Common Stock Portfolio                  Bear Stearns Cos, (The)   (Common Stock)                                      446,685
                                        Merrill Lynch & Co., Inc.  (Common Stock)                                     4,773,113
                                        Bank of America Corp.  (Common Stock))                                        13,361,231
                                        Citigroup, Inc.  (Common Stock)                                               14,710,992
                                        J. P. Morgan Chase & Co.  (Common Stock)                                      6,853,043
Convertible Portfolio                   Credit Suisse First Boston, Inc.  (Convertible Bond)                          3,495,675
                                        Merrill Lynch & Co., Inc.   (Convertible Bond)                                1,322,998
                                        Merrill Lynch & Co., Inc.   (Convertible Bond)                                3,181,300
                                        Morgan Stanley & Co.  (Convertible Bond)                                      3,176,875
                                        Morgan Stanley & Co.,   (Convertible Bond)                                    2,952,050
                                        Merrill Lynch & Co., Inc.   (Convertible Bond)                                2,901,662
                                        Lehman Brothers Holdings, Inc.  (Convertible Preferred Stock)                 3,312,900
                                        Citigroup, Inc.  (Common Stock)                                               1,347,787
                                        Goldman Sachs Group, Inc. (The)  (CP)                                         4999,352
                                        Morgan Stanley & Co.  (CP)                                                    114,970
                                        Banc of America Securities LLC  (Master Note)                                 3,300,000
                                        Credit Suisse First Boston LLC  (Repurchase Agreement)                        9,300,000
                                        Lehman Brothers, Inc.   (Repurchase Agreement)                                7,480,000
                                        Merrill Lynch & Co., Inc.   (Repurchase Agreement)                            12,336,000
                                        Morgan Stanley & Co., Inc.   (Repurchase Agreement)                           4,000,000
Developing Growth Portfolio             None                                                                          -0-
Floating Rate Portfolio*                N/A                                                                           N/A
Government Portfolio                    Citigroup Commercial Mortgage Trust  (ABS)                                    2,979,840
                                        Banc of America LLC   (Master Note)                                           2,723,000
                                        Credit Suisse First Boston Corp.   (Repurchase Agreement)                     7,200,000
                                        Deutshe Bank Securities, Inc.   (Repurchase Agreement)                        2,500,000
                                        Lehman Brothers, Inc.   (Repurchase Agreement)                                8,100,000
                                        Merill Lynch, Pierce Fenner & Smith   (Repurchase Agreement)                  5,839,000
                                        Morgan  Stanley & Co., Inc.   (Repurchase Agreement)                          1,477,000
Growth Portfolio                        Goldman Sachs Group, Inc. (the)   (Common Stock)                              2,543,778
                                        Citigroup, Inc.   (Common Stock)                                              3,210,378
                                        J. P. Morgan Chase & Co.   (Common Stock)                                     1,771,054
High Yield Corporate Bond Portfolio     Goldman Sachs Group, Inc. (The)   (CP)                                        1,999,741
                                        Merill Lynch & Co., Inc.   (CP)                                               17,973,773
                                        Morgan Stanley & Co.   (CP)                                                   44,988,387
                                        Merrill Lynch Premier Institutional Fund  (Investment Company)                26,351,251
                                        Bank of America Securities LLC   (Master Note)                                6,340,000
                                        Credit Suisse First Boston LLC   (Repurchase Agreement)                       10,700,000
                                        Lehman Brothers,Inc.   (Repurchase Agreement)                                 19,233,000
                                        Merrill Lynch & Co., Inc.   (Repurchase Agreement)                            17,434,000
                                        Morgan Stanley & Co.  (Repurchase Agreement)                                  11,700,000
Income & Growth Portfolio               Bank of America Corp.  (Common Stock)                                         4,487,733
                                        J.P. Morgan Chase & Co.                                                       1,286,004
International Equity Portfolio          Credit Suisse Group ADR   (Common Stock)                                      754,990
                                        Banc of America Securities LLC   (Master Note)                                150,000
                                        Credit Suisse First Boston LLC    (Repurchase Agreement)                      2,100,000
                                        Lehman Brothers, Inc.    (Repurchase Agreement)                               2,500,000
                                        Merrill Lynch Pierce Fenner & Smith, Inc.    (Repurchase Agreement)           411,000
                                        Morgan Stanley & Co., Inc.   (Repurchase Agreement)                           1,800,000
Mid Cap Core Portfolio                  None                                                                          -0-
Mid Cap Growth Portfolio                None                                                                          -0-
Mid Cap Value Portfolio                 Goldman Sachs Group, Inc. (The)  (CP)                                         6,999,093
                                        Morgan Stanley Dean Witter & Co.  (CP)                                        9,997,419
S&P 500 Index Portfolio                 Bear Stearns Cos. Inc. (The)   (Common Stock)                                 1,325,938
                                        Goldman Sachs Group, Inc. (The)   (Common Stock)                              6,338,533
                                        Lehman Brothers Holdings, Inc.   (Common Stock)                               2,961,898
                                        Merrill Lynch & Co., Inc.   (Common Stock)                                    7,002,713
                                        Morgan Stanley   (Common Stock)                                               7,644,771
                                        Bank of America Corp.   (Common Stock)                                        23,880,412
                                        Citigroup, Inc.   (Common Stock)                                              31,462,214
                                        J.P. Morgan Chase & Co.   (Common Stock)                                      17,487,169
Small Cap Growth Portfolio              Jeffries Group, Inc.   (Common Stock)                                         2,126,784
                                        Banc of America Securities LLC   (Master Note)                                650,000
                                        Credit Suisse First Boston LLC   (Repurchase Agreement)                       2,600,000
                                        Lehman Brothers, Inc.   (Repurchase Agreement)                                5,800,000
                                        Merrill Lynch Pierce Fenner & Smith, Inc.    (Repurchase Agreement)           5,600,000
                                        Morgan Stanley & Co., Inc.   (Repurchase Agreement)                           1,000,000
Total Return Portfolio                  Citigroup Commercial Mortgage Trust  (ABS)                                    754,893
                                        Bear Stearns Cos., Inc. (The)   (Corporate Bond)                              584,317
                                        Goldman Sachs Group, Inc. (The)   (Corporate Bond)                            156,196
                                        Morgan Stanley  (Corporate Bond)                                              432,620
                                        Morgan Stanley   (Corporate Bond)                                             331,299
                                        Citigroup, Inc.   (Corporate Bond)                                            1,055,065
                                        Morgan Stanley Capital 1  (Commercial  Mortgage Loan)                         738,532
                                        Banc of America Commercial Mortgage, Inc.  (Commercial Mortgage Loan)         935,993
                                        Merrill Lynch Mortgage Trust   (Commercial Mortgage Loan)                     924,951
                                        Goldman Sachs Group, Inc. (The)   (Common Stock)                              3,142,008
                                        Merrill Lynch & Co., Inc.   (Common Stock)                                    3,018,385
                                        Morgan Stanley   (Common Stock)                                               3,142,432
                                        Bank of America Corp.   (Common Stock)                                        6,212,078
                                        Citigroup, Inc.   (Common Stock)                                              9,497,868
                                        J.P. Morgan Chase & Co.   (Common Stock)                                      4,821,012
                                        Goldman Sachs Group, Inc. (The)   (Convertible Preferred Stock)               4,113,240
                                        Goldman Sachs Group, (The)   (CP)                                             6,709,131
                                        Morgan Stanley Dean Witter & Co.   (CP)                                       404,895
                                        Banc of America Securities LLC                                                2,170,000
                                        Credit Suisse First Boston LLC   (Repurchase Agreement)                       250,000
                                        Lehman Brothers, Inc.   (Repurchase Agreement)                                1,690,000
                                        Merrill Lynch Pierce Fenner & Smith   (Repurchase Agreement)                  1,306,000
                                        Morgan Stanley & Co.   (Repurchase Agreement)                                 1,950,000
                                        Goldman Sachs Group, Inc. (The)  (Written Call Option)                        (2,060)
Value Portfolio                         Goldman Sachs Group, Inc. (The)  (Common Stock)                               9,478,044
                                        Merrill Lynch & Co., Inc.   (Common Stock)                                    9,210,557
                                        Bank of America Corp.  (Common Stock)                                         19,899,889
                                        Citigroup, Inc.   (Common Stock)                                              22,967,262
                                        J.P.Morgan Chase & Co.  (Common Stock)                                        15,090,628
                                        Goldman Sachs Group, Inc. (The)  (Convertible Preferred Stock                 7,010,640
                                        Goldman Sachs Group, Inc. (The)   (Convertible Preferred Stock)               9,254,790
                                        Merrill Lynch & Co., Inc.   (CP)                                              5,991,258
                                        Morgan Stanley & Co.  (CP)                                                    6,088,428
                                        Banc of America Securities LLC   (Master Note)                                1,100,000
                                        Credit Suisse First Boston LLC   (Repurchase Agreement)                       3,300,000
                                        Deutsche Bank Securities, Inc.   (Repurchase Agreement)                       9,500,000
                                        Lehman Brothers, Inc.   (Repurchase Agreement)                                865,000
                                        Merrill Lynch & Co., Inc.   (Repurchase Agreement)                            2,400,000
                                        Morgan Stanley & Co., Inc.   (Repurchase Agreement)                           5,100,000
                                        Goldman Sachs Group, Inc. (The)   (Written Call Option)                       (6,200)

*Portfolio commenced operations May 1, 2005.

     A Portfolio's portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Portfolio's portfolio securities. For purposes of this calculation, portfolio securities will exclude purchases and sales of debt securities having a maturity at the date of purchase of one year or less.

     The turnover rate for a Portfolio will vary from year-to-year and depending on market conditions, turnover could be greater in periods of unusual market movement and volatility. A higher turnover rate generally would result in greater brokerage commissions, particularly in the case of equity oriented Portfolio, or other transactional expenses which must be borne, directly or indirectly, by the Portfolio and, ultimately, by the Portfolio's shareholders. High portfolio turnover may also result in the realization of an increase in net short-term capital gains by the Portfolio which, when distributed to non-tax exempt shareholders, will be treated as dividends (ordinary income).


                                 NET ASSET VALUE

     The Fund determines the net asset value or NAV per share of each Portfolio on each day the NYSE is open for regular trading. NAV per share is calculated as of the close of the NYSE (currently 4:00 p.m., Eastern time) for each class of shares of each Portfolio by dividing the current market value (amortized cost, in the case of the Cash Management Portfolio) of the total Portfolio assets, less liabilities attributable to that class, by the total number of shares of that class of the Portfolio that are issued and outstanding.

HOW PORTFOLIO SECURITIES ARE VALUED

     Portfolio securities of the Cash Management Portfolio are valued at their amortized cost (in accordance with the Fund's Amortized Cost Procedures adopted to implement the requirements of Rule 2a-7 under the 1940 Act), which does not take into account unrealized securities gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any premium paid or discount received. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. During such periods, the yield to an investor in the Portfolio may differ somewhat than that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities. During periods of declining interest rates, the quoted yield on shares of the Cash Management Portfolio may tend to be higher than a computation made by a fund with identical investments utilizing a method of valuation based upon prevailing market prices and estimates of such market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Cash Management Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher yield if he or she purchased shares of the Portfolio on that day, than would result from investing in a fund utilizing solely market values, and existing shareholders in the Portfolio would receive less investment income. The converse would apply in a period of rising interest rates.

     Portfolio securities of each of the other Portfolios are valued: (a) by appraising common and preferred stocks which are traded on the NYSE or other exchanges and the NASD National Market System ("NMS") at the closing price of the exchange on that day or, if no sale occurs on such exchange, at the last quoted sale price up to the time of valuation on any other national securities exchange; if no sale occurs on that day, the stock shall be valued at the mean between the closing bid price and asked price on the NYSE; (b) by appraising over-the-counter common and preferred stocks quoted on the NASD NASDAQ system (but not listed on the NMS) at the closing bid price supplied through such system; (c) by appraising over-the-counter and foreign traded common and preferred stocks not quoted on the NASDAQ system and foreign securities traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a recognized pricing agent selected by a Portfolio's Manager or Sub-Adviser, or if the prices are deemed by the Manager or the Sub-Adviser not to be representative of market values, the security is to be "fair valued" in accordance with fair valuation policies established by the Board; (d) by appraising debt securities and all other liquid securities and other liquid assets at prices supplied by a pricing agent or broker-dealer, selected by the Manager, in consultation with a Portfolio's Sub-Adviser, if any, approved by the Valuation Sub-Committee and ratified by the Valuation Committee if those prices are deemed by a Portfolio's Manager or Sub-Adviser to be representative of market values at the close of the NYSE; (e) by appraising exchange-traded options and futures contracts at the last posted settlement price on the market where any such option or futures contract is principally traded; (f) by appraising foreign currency forward contracts held by the Portfolios at their respective fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations; and (g) for securities that cannot be valued by the methods set forth above and all other assets, in good faith at "fair value" in accordance with valuation policies established by the Board.

     Portfolio securities traded on more than one U.S. national securities exchange or foreign exchange are valued at the last sale price on the business day as of which such value is being determined on the close of the exchange representing the principal market for such securities and should there be no sale price on that exchange, such securities should then be valued at the last sale price on any other exchange that the Manager may designate. If there were no sales on any exchange, the securities shall be valued at the mean between the closing bid price and asked price. Prior to the daily calculation of each Portfolio's NAV, the value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the foreign exchange bid rate of such currencies against U.S. dollars as determined by quotes supplied by the pricing agent. If such quotations are not available, the rate of exchange will be determined in accordance with fair valuation policies established by the Board. For financial accounting purposes, the Fund recognizes dividend income and other distributions on the ex-dividend date, except certain dividends from foreign securities that are recognized as soon as the Fund is informed on or after the ex-dividend date.

     A significant event occurring after the close of trading but before the calculation of the Portfolio's NAV may mean that the closing price for a security may not constitute a readily available market quotation and accordingly require that the security be priced at its fair value in accordance with the fair valuation procedures established by the Board. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE generally will not be reflected in a Portfolio's calculation of its NAV. The Sub-Advisers, if any, and the Manager will continuously monitor for significant events that may call into question the reliability of market quotations. Such events may include: situations relating to a single issue in a market sector; significant fluctuations in U.S. or foreign markets; and natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. However, where the Manager, in consultation with the Sub-Adviser, if any, may, in its judgment, determine that an adjustment to a Portfolio's NAV should be made because intervening events have caused the Portfolio's NAV to be materially inaccurate, the Manager will seek to have the security "fair valued" in accordance with fair valuation procedures established by the Board.

     The proceeds received by each Portfolio for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Portfolio and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to such Portfolio and with a share of the general liabilities of the Fund, as the case may be. Expenses with respect to any two or more Portfolios will be allocated in proportion to the net asset values of the respective Portfolios except where allocation of direct expenses can otherwise be fairly made in the judgment of the Manager or the Sub-Adviser.

                        PURCHASE AND REDEMPTION OF SHARES

     The Portfolios currently offer their shares to NYLIAC for allocation to NYLIAC's Separate Accounts. The Separate Accounts are used to fund multi-funded retirement annuity policies and variable life insurance policies issued by NYLIAC. Shares of the Portfolios may be sold to NYLIAC Separate Accounts funding both variable annuity contracts and variable life insurance policies and may be sold to affiliated life insurance companies of NYLIAC, including New York Life. The Fund currently does not foresee any disadvantages to Owners arising from offering the Fund's shares to Separate Accounts funding both life insurance policies and variable annuity contracts. Due, however, to differences in tax treatment or other considerations, it is theoretically possible that the interests of owners of various contracts participating in the Fund might at some time be in conflict. However, the Board of Directors and insurance companies whose separate accounts invest in the Fund are required to monitor events in order to identify any material conflicts between variable annuity contract owners and variable life policy owners. The Board of Directors will determine what action, if any, should be taken in the event of such a conflict. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investment in the Fund. This might force the Fund to sell securities at disadvantageous prices. The Portfolios do not presently intend to offer their shares directly to the public.

     The Fund is required to redeem all full and fractional shares of the Fund for cash. The redemption price is the NAV per share next determined after the receipt of proper notice of redemption.

     The right to redeem shares or to receive payment with respect to any redemption may be suspended only for any period during which trading on the New York Stock Exchange is restricted as determined by the SEC or when such exchange is closed (other than customary weekend and holiday closings) for any period during which an emergency exists, as defined by the SEC, which makes disposal of a Portfolio's securities or determination of the NAV of each Portfolio not reasonably practicable, and for any other periods as the SEC may by order permit for the protection of shareholders of each Portfolio.

     Investment decisions for each Portfolio are made independently from those of the other Portfolios and investment companies advised by the respective Adviser or Sub-Adviser. However, if such other Portfolios or investment companies are prepared to invest in, or desire to dispose of, securities of the type in which the Portfolio invests at the same time as a Portfolio, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Portfolio or the price paid or received by a Portfolio.

                                 TAX INFORMATION

     The following discussion summarizes certain U.S. federal tax considerations incidental to an investment in a Portfolio. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal, state, local and foreign tax aspects of an investment in a Portfolio.

     Each Portfolio of the Fund intends to elect to qualify as a "regulated investment company" under the provisions of Subchapter M of the Code. If each Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each Portfolio will be relieved of federal income tax on the amounts distributed.

     To qualify for treatment as a regulated investment company, a Portfolio generally must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, and other income (including gains from certain options, futures, and forward contracts) derived with respect to its business of investing in securities or foreign currencies; (b) diversify its holdings so that at the end of each quarter of the taxable year, (i) at least 50% of the market value of a Portfolio's assets is represented by cash, cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses; and (c) distribute in each taxable year at least 90% of the sum of its investment company taxable income and its net tax-exempt interest income. If a Portfolio does not meet all of these Code requirements, it will be taxed as an ordinary corporation and its distributions (to the extent of available earnings and profits) will be taxed to shareholders as ordinary income (except to the extent a shareholder is exempt from tax).

     Generally, in order to avoid a 4% nondeductible excise tax, each Portfolio must distribute to its shareholders during the calendar year the following amounts:

-    98% of the Portfolio's ordinary income for the calendar year;

- 98% of the Portfolio's capital gain net income (all capital gains, both long-term and short-term, minus all such capital losses), all computed as if the Portfolio were on a taxable year ending October 31 of the year in question and beginning the previous November 1; and

- any undistributed ordinary income or capital gain net income for the prior year.

     The excise tax generally is inapplicable to any regulated investment company whose shareholders are solely either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts. Although each Portfolio believes that it is not subject to the excise tax, the Portfolios intend to make the distributions required to avoid the imposition of such a tax.

     Each Portfolio also intends to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements, which are in addition to the diversification requirements imposed on a Portfolio by the 1940 Act and Subchapter M of the Code, place certain limitations on assets of each insurance company separate account used to fund variable contracts. Because Section 817(h) and those regulations treat the assets of a Portfolio as assets of the related separate account, these regulations are imposed on the assets of a Portfolio. Specifically, the regulations provide that, after a one year start-up period or except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of a Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets is attributable to cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies. Failure by a Portfolio to both qualify as a regulated investment company and satisfy the Section 817(h) requirements would generally cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the Internal Revenue Service based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts. Failure by a Portfolio to qualify as a regulated investment company would also subject a Portfolio to federal and state income taxation on all of its taxable income and gain, whether or not distributed to shareholders.

     The Treasury Department has announced that it would issue future regulations or rulings addressing the circumstances in which a variable contract owner's control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. It is not known what standards will be set forth in the regulations or rulings.

     In the event that rules or regulations are adopted, there can be no assurance that a Portfolio will be able to operate as currently described, or that the Fund will not have to change a Portfolio's investment objective or investment policies. A Portfolio's investment objective and the investment policies of a Portfolio may be modified as necessary to prevent any such prospective rules and regulations from causing variable contract owners to be considered the owners of the shares of the Portfolio.

     The discussion of "Taxes" in the Prospectus, in conjunction with the foregoing, is a general summary of applicable provisions of the Code and U.S. Treasury Regulations now in effect as currently interpreted by the courts and the Internal Revenue Service. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time.

                               GENERAL INFORMATION

     The Fund was incorporated under Maryland law on June 3, 1983. The Fund was formerly known as the New York Life MFA Series Fund, Inc. On August 22, 1996, the Fund's name was changed to its present form. The authorized capital stock of the Fund consists of 5,000,000,000 shares of common stock, par value $0.01 per share. The Fund offers shares of common stock in twenty one series, each corresponding to a different Portfolio. Each of the Portfolios is diversified. Each Portfolio offers two classes of shares, the Initial Class and Service Class, except for the Cash Management Portfolio, which offers only Initial Class shares. The classes differ in that (i) each class has a different class designation; (ii) only the Service Class shares are subject to a distribution and service fee under a plan adopted pursuant to Rule 12b-1 under the 1940 Act; and (iii) to the extent that one class alone is affected by a matter submitted to a shareholder vote, then only that class has voting power on the matter.

     There exist 700,000,000 unclassified shares which may be reclassified and issued as an addition to one or more of the above classes or to any new series, class or classes of shares as determined by the Fund's Board of Directors. The shares of each series or class, when issued, will be fully paid and nonassessable, will have no preference, conversion, exchange or similar rights, and will be freely transferable.

     Each issued and outstanding share in a Portfolio is entitled to participate equally in dividends and distributions declared by such Portfolio. Shares of stock of each Portfolio will have a pro rata interest in the assets of the Portfolio to which the stock relates and will have no interest in the assets of any other Portfolio. If any assets, liabilities, revenue or expenses are not clearly allocable to a particular Portfolio (such as fees for non-interested Directors or extraordinary legal fees), they will be allocated to each Portfolio on the basis of relative net assets or otherwise as determined by the Board of Directors. In the unlikely event that any Portfolio incurs liabilities in excess of its assets, the other Portfolios could be held liable for such excess.

     All shares of common stock, of whatever class, are entitled to one vote, and votes are generally on an aggregate basis. However, on matters where the interests of the Portfolios differ, the voting is on a Portfolio-by-Portfolio basis. Approval or disapproval by the shares in one Portfolio on such a matter would not generally be a prerequisite to approval or disapproval by shares in another Portfolio; and shares in a Portfolio not affected by a matter generally would not be entitled to vote on that matter. Examples of matters which would require a Portfolio-by-Portfolio vote are changes in fundamental investment policies of a particular Portfolio and approval of the investment advisory agreement. Similarly, as described above, to the extent that one class of a Portfolio alone is affected by a matter submitted to a shareholder vote, then only that class has voting power on the matter. For example, an increase in the distribution and service fee under the 12b-1 Plan applicable to a particular class would be submitted to the shareholders of that class.

     The vote of a majority of the Fund shares (or of the shares of any Portfolio) means the vote, at any special meeting, of the lesser of (i) 67% or more of the outstanding shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund (or of the Portfolio).

     The Board of Directors has decided not to hold routine annual stockholders' meetings. Special stockholders' meetings will be called whenever one or more of the following is required to be acted on by stockholders pursuant to the 1940
Act: (i) election of directors; (ii) approval of investment advisory agreement; or (iii) ratification of selection of independent accountants. Not holding routine annual meetings results in Policy Owners having a lesser role in governing the business of the Fund.

     NYLIAC is the legal owner of the shares and as such has the right to vote to elect the Board of Directors of the Fund, to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matter that may be voted upon at a shareholders' meeting. To the extent of current applicable law, NYLIAC will vote the shares of the Fund at special meetings of the shareholders of the Fund in accordance with instructions received from Owners of Policies that are publicly offered. The current prospectuses for the Policies more fully describe voting rights of these Owners.

     The initial capital for the Portfolios was provided by NYLIAC Separate Accounts. The equity of NYLIAC in the Separate Accounts is represented by its ownership of accumulation units in the Separate Accounts. Such accumulation units were acquired for investment and can be disposed of only by redemption. NYLIAC has agreed not to redeem its accumulation units of any Separate Account until such time as this can be done without any significant impact upon the Separate Account.

                                 CODE OF ETHICS

     The Fund, NYLIM and the Sub-Advisers have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these Codes of Ethics permits the personnel of their respective organizations to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. A copy of each of the Codes of Ethics is on public file with, and is available from, the SEC.

                                  LEGAL COUNSEL

     Legal advice regarding certain matters relating to the Federal securities laws has been provided by Dechert LLP, Washington, D.C.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The financial statements of the Fund for the year ended December 31, 2004, including the financial highlights for each of the periods presented appearing in the 2004 Annual Report to shareholders and the report thereon of PricewaterhouseCoopers LLP, independent registered public accounting firm, appearing therein, are incorporated by reference in the SAI.

     PricewaterhouseCoopers LLP, has been selected as the independent registered public accounting firm of the Fund. The Fund's Annual Report, which is incorporated by reference in this SAI, has been incorporated in reliance on the report of PricewaterhouseCoopers LLP, the independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

MOODY'S INVESTORS SERVICE, INC.

     Corporate and Municipal Bond Ratings Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classified from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct noncallable United States government obligations or noncallable obligations unconditionally guaranteed by the U.S. government are identified with a hatchmark (#) symbol, i.e., #Aaa.

     Moody's assigns conditional ratings to bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by: (a) earnings of projects under construction; (b) earnings of projects unseasoned in operating experience; (c) rentals that begin when facilities are completed; or (d)
payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition, e.g., Con.(Baa).

MUNICIPAL SHORT-TERM LOAN RATINGS

     MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     MIG 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     MIG 4/VMIG 4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

     SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

CORPORATE SHORT-TERM DEBT RATINGS

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year, unless explicitly noted.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     PRIME 3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S

Corporate and Municipal Long-Term Debt Ratings

INVESTMENT GRADE

     AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA: Debt rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A: Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

SPECULATIVE GRADE

     Debt rated BB, B, CCC, CC, and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB: Debt rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B: Debt rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC: Debt rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC: An obligation rated CC is currently highly vulnerable to nonpayment.

     C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or a similar action has been taken, but debt service payments are continued.

     D: Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition, or the taking of similar action, if debt service payments are jeopardized.

     Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

SHORT-TERM RATING DEFINITIONS

     A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                                   APPENDIX B

          SUMMARIES OF SUBADVISOR PROXY VOTING POLICIES AND PROCEDURES

     As stated in the summary above of the Manager's proxy voting policies and procedures, where the Manager has engaged the services of a Sub-Adviser ("Sub-Adviser") to manage the Portfolios on a day-to-day basis, the Manager may delegate proxy voting responsibility to the Sub-Adviser. Below are summaries of each Sub-Adviser's proxy voting policies and procedures with respect to the Portfolios where the Manager has delegated proxy voting authority to the Sub-Adviser. These summaries have either been provided by the Sub-Adviser or summarized by the Adviser on behalf of the Sub-Adviser.

THE CAPITAL APPRECIATION, CASH MANAGEMENT, CONVERTIBLE, GOVERNMENT, HIGH YIELD CORPORATE BOND, INTERNATIONAL EQUITY, TOTAL RETURN AND VALUE PORTFOLIOS.

     The Manager has delegated proxy voting authority to the Portfolios' Sub-Adviser, MacKay Shields. A summary of McKay Shields' proxy voting policies and procedures is provided below.

     MacKay Shields.

MacKay has adopted proxy-voting policies and procedures designed to ensure that where clients have delegated proxy-voting authority to MacKay, all proxies are voted in the best interest of such clients without regard to the interests of MacKay or related parties. When a client retains MacKay, the firm generally determines through its investment management agreement, whether it will vote proxies on behalf of that client. Currently, MacKay uses Institutional Shareholder Services ("ISS") as its third-party proxy voting service provider. If the client appoints MacKay as its proxy-voting agent, the client will also instruct MacKay to vote its proxies in accordance with custom guidelines provided by the client, MacKay's Standard Guidelines (currently the same as the ISS standard guidelines), or in the case of a Taft-Hartley client, in accordance with the ISS Taft-Hartley guidelines. MacKay informs the client's custodian to send all proxies to ISS. MacKay then informs ISS that the client has appointed MacKay as its agent and instructs ISS as to which guidelines to follow.

     Once the appropriate guidelines have been established, each proxy must be voted in accordance with those guidelines unless a MacKay portfolio manager believes that it is in the best interest of the client(s) to vote otherwise. In those exceptional cases, the portfolio manager must draft a written dissent to the voting instruction and submit the dissent to MacKay's Legal/Compliance Department for review. If the Legal/Compliance Department determines that no "Conflict" exists, then the dissent will be approved and ISS will be informed of the voting dissention. All dissenting votes are presented to MacKay's Compliance Committee for further review. If MacKay's General Counsel or Chief Compliance Officer determines that a Conflict exists, the matter will immediately be referred to MacKay's Compliance Committee for consideration. In accordance with Firm procedures in this area, the committee members will consider the matter and resolve the conflict as deemed appropriate under the circumstances.

     The following examples illustrate MacKay's guidelines with respect to certain typical proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the guidelines, and whether MacKay supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information.

- Board of Directors. MacKay will vote on director nominees in an uncontested election on a case-by-case basis, examining such factors as the composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman also serves as CEO, and whether a retired CEO sits on the board. In a contested election of directors, MacKay will evaluate the nominees based on such factors as the long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); and evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions. MacKay generally supports proposals to fix the board size or designate a range for the board size, proposals to repeal classified boards or elect all directors annually. MacKay also supports proposals seeking that a majority or more of the board be independent. MacKay generally votes against shareholder proposals to impose a mandatory retirement age for outside directors.

- Antitakeover Defenses and Voting Related Issues. MacKay generally evaluates advance notice proposals on a case-by-case basis, supporting proposals that allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible. MacKay generally supports shareholder proposals that ask a company to submit its poison pill for shareholder ratification; proposals to allow or make easier shareholder action by written consent; and proposals to lower supermajority vote requirements. MacKay generally votes against proposals to restrict or prohibit shareholder ability to call special shareholder meetings and proposals giving the board exclusive authority to amend the bylaws.

- Capital Structure. Generally, votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis using a model developed by ISS. MacKay will generally vote for proposals to create a new class of nonvoting or subvoting common stock if it is intended for financing purposes with minimal or no dilution to current shareholders and if it is not designed to preserve the voting power of an insider or significant shareholder. MacKay will generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights and against proposals to create a new class of common stock with superior voting rights.

- Executive and Director Compensation. Proposals regarding compensation plans are reviewed on a case-by-case basis using a methodology focusing on the transfer of shareholder wealth. Generally, MacKay will support proposals seeking additional information regarding compensation, but will vote against proposals which set absolute levels on compensation or dictate amount or form of compensation.

INCOME & GROWTH PORTFOLIO.

     The Manager has delegated proxy voting authority to the Portfolio's Sub-Adviser, American Century Investment Management, Inc. ("American Century"). A summary of American Century's proxy voting policies and procedures is provided below.

     American Century Investment Management, Inc.

     American Century votes proxies in the manner which it believes will best maximize shareholder value. American Century has agreed on certain significant contributors to shareholder value with respect to a number of matters that are often the subject of proxy solicitations for shareholder meetings. American Century has established guidelines that address these considerations and establish a framework for American Century's consideration of a proxy vote. In particular, the guidelines outline principles and factors to be considered in the exercise of voting authority for proposals addressing, among others:

- Election of Directors. American Century generally supports the election of directors that results in a board composed of a majority of independent directors and will generally support unopposed director slates. American Century does not support adoption of classified board structures.

- Ratification of Selection of Auditors. American Century generally relies on the judgment of the issuer's audit committee in selecting the independent auditors.

- Equity-Based Compensation Plans. American Century conducts a case-by-case analysis of each stock option, stock bonus or similar plan or amendment, and generally approves management's recommendations with respect to equity-based compensation plans, provided that the total number of shares reserved under all of a company's plans is reasonable and not excessively dillutive.

- Anti-Takeover Proposals. American Century generally opposes anti-takeover measures.

- Social, Moral or Ethical Matters. American Century will generally vote management's recommendation on issues involving social, moral or ethical matters.

- Anti-Greenmail Proposals. American Century generally supports anti-greenmail proposals.

- Non-Stock Incentive Plans. American Century evaluates non-stock incentive plans on a case-by-case basis.

- Director Tenure. American Century supports age and term restrictions only if they have been recommended by management.

- Directors' Stock Ownership Plans. American Century will analyze such proposals on a case-by-case basis but will generally vote for director stock option plans which are reasonable and do not result in excessive shareholder dilution.

- Director Share Ownership. American Century will vote against shareholder proposals which would require directors to hold a minimum number of the company's shares, in the belief that such ownership should be at the discretion of the directors.

     Companies with which American Century has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which American Century votes on matters for the Fund. To ensure that such conflicts of interest do not affect proxy votes cast for the Fund, all discretionary (including case-by-case) voting for these companies will be voted by the Fund, an appropriate fiduciary responsible for the Fund, or in direct consultation with the Fund.

     A full copy of American Century's Proxy Voting Guidelines are available on its website at www.americancentury.com

DEVELOPING GROWTH PORTFOLIO.

     The Manager has delegated proxy voting authority to the Portfolio's Sub-Adviser, Lord, Abbett & Co. LLC ("Lord Abbett") A summary of Lord Abbett's proxy voting policies and procedures is provided below.

     Lord, Abbett & Co. LLC.

     Lord Abbett has established a Proxy Committee responsible for Lord Abbett's proxy voting process. The Proxy Committee consists of the portfolio managers of each investment team and certain members of those teams, the Director of Equity Investments, Lord Abbett's Managing Member and its General Counsel. Lord Abbett has retained Institutional Shareholder Services ("ISS") to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process.

     Because Lord Abbett is a privately held firm whose only business is to manage the investment portfolios of its clients, Lord Abbett expects that the incidence of an actual conflict of interest involving Lord Abbett's proxy voting process will be rare. However, if a potential conflict of interest arises, Lord Abbett would simply follow its proxy voting policies or, if a particular issue is not covered by the policies, the recommendation of ISS. If Lord Abbett does not follow the recommendation of ISS, Lord Abbett shall seek instructions from the Proxy Committee.

     Lord Abbett generally votes in accordance with management's recommendations on the election of directors, appointment of independent auditors, changes to the authorized capitalization (barring excessive increases) and most shareholder proposals. Further information with respect to certain specific issues is provided below:

- Election of Directors. In some cases, Lord Abbett may withhold votes in a director election such as where a director attends less than 75% of meetings; or the Board's failing to act upon shareholder approval of shareholder proposals that are approved by a majority of votes for two consecutive years. Lord Abbett generally does not support classified boards.

- Incentive Compensation Plans. Lord Abbett usually votes with management regarding employee incentive plans but reviews the issues closely on a case by case basis and looks to ISS for guidance on industry standards.

- Cumulative and Supermajority Voting; Confidential Voting. Lord Abbett generally opposes cumulative voting proposals and supermajority provisions. Lord Abbett generally believes shareholder proposals regarding confidential balloting should be approved.

- Mergers and Acquisitions. Votes on mergers and acquisitions are considered on a case by case basis incorporating a number of factors. However, Lord Abbett generally supports anti-greenmail provisions, fair price amendments and certain shareholder rights plan, usually "blank check" preferred and other classes of voting securities that can be issued without further shareholder approval. However, Lord Abbett considers these on a case by case basis, and only approves the plans when proposed by companies with strong effective managements to force corporate raiders to negotiate with management and assure a degree of stability that will support long-range corporate goals..

- Social Issues. Lord Abbett generally votes as management recommends on social issues, unless voting otherwise would enhance the value of the security.

BASIC VALUE PORTFOLIO.

     The Manager has delegated proxy voting authority to the Portfolio's Sub-Adviser, The Dreyfus Corporation ("Dreyfus"). A summary of Dreyfus' proxy voting policies and procedures is provided below.

     Dreyfus.

The Board of each fund in the Dreyfus Family of Funds has delegated to Dreyfus the authority to vote proxies of companies held in the fund's portfolio. Dreyfus, through its participation on Mellon Financial Corporation's Proxy Policy Committee (the "MPPC"), applies Mellon's Proxy Voting Policy, related procedures, and voting guidelines when voting proxies on behalf of the funds.

Dreyfus recognizes that an investment adviser is a fiduciary that owes its clients, including funds it manages, a duty of utmost good faith and full and fair disclosure of all material facts. An investment adviser's duty of loyalty requires an adviser to vote proxies in a manner consistent with the best interest of its clients and precludes the adviser from subrogating the clients' interests to its own. In addition, an investment adviser voting proxies on behalf of a fund must do so in a manner consistent with the best interests of the fund and its shareholders.

Dreyfus seeks to avoid material conflicts of interest by participating on the MPPC, which applies detailed, pre-determined written proxy voting guidelines (the "Voting Guidelines") in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, the MPPC engages a third party as an independent fiduciary to vote all proxies of funds managed by Mellon or its affiliates (including the Dreyfus Family of Funds), and may engage an independent fiduciary to vote proxies of other issuers at its discretion.

All proxies received by the funds are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in Mellon's or Dreyfus' policies on specific issues. Items that can be categorized under the Voting Guidelines are voted in accordance with any applicable guidelines or referred to the MPPC, if the applicable guidelines so require. Proposals that cannot be categorized under the Voting Guidelines are referred to the MPPC for discussion and vote. Additionally, the MPPC reviews proposals where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, Dreyfus weighs the cost of voting and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote. With respect to securities lending transactions, the MPPC seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies.

When evaluating proposals, the MPPC recognizes that the management of a publicly-held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services. In addition, the MPPC generally supports proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors to the extent such proposals are discrete and not bundled with other proposals. The MPPC believes that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its management and voting on matters, which properly come to a shareholder vote. However, the MPPC generally opposes proposals designed to insulate an issuer's management unnecessarily from the wishes of a majority of shareholders. Accordingly, the MPPC generally votes in accordance with management on issues that the MPPC believes neither unduly limit the rights and privileges of shareholders nor adversely affect the value of the investment.

On questions of social responsibility where economic performance does not appear to be an issue, the MPPC attempts to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. The MPPC will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take actions on issues.

With respect to funds having principal investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, proposals relating to such issues will be evaluated and voted separately by the fund's portfolio manager in accordance with such policies, rather than pursuant to the procedures set forth by the MPPC.

In evaluating proposals regarding incentive plans and restricted stock plans, the MPPC typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the MPPC evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The MPPC generally votes against proposals that permit or are silent on the repricing or replacement of stock options without shareholder approval or that are silent on repricing and the company has a history of repricing stock options.

GROWTH PORTFOLIO.

     The Manager has delegated proxy voting authority to the Portfolio's Sub-Adviser, Eagle Asset Management ("Eagle") A summary of Eagle's proxy voting policies and procedures is provided below.

     Eagle.

     Eagle generally votes proxies in furtherance of the long-term economic value of the underlying securities. Eagle addresses potential conflicts of interest between Eagle and its clients with regard to a proxy vote primarily by voting proxies in accordance with its predetermined set of guidelines, which are discussed below. On the rare occasion where a portfolio manager may recommend a vote contrary to Eagle's guidelines, Eagle's Compliance Department will review the proxy issue and the recommended vote to ensure that the vote is cast in compliance with Eagle's overriding obligation to vote proxies in the best interests of clients and to avoid conflicts of interest. By limiting the discretionary factor in the proxy voting process, Eagle is confident that potential conflicts of interest will not affect the manner in which proxy voting rights are exercised.

     Eagle's general guidelines include the following approach with regard to certain issues:

- Election of Directors. Eagle generally supports the management slate of directors, although Eagle may withhold its votes if the board has adopted excessive anti-takeover measures.

- Auditors. In the absence of any apparent conflict of interest, Eagle supports management's selection of auditors.

-    Cumulative Voting. Eagle generally supports cumulative voting.

-    Greenmail. Eagle usually supports anti-greenmail proposals.

-    Classified Boards. Eagle generally opposes classified boards.

- Supermajority Provisions. Eagle usually opposes supermajority voting requirements.

- Director Share Ownership. Although Eagle supports share ownership by directors, Eagle will usually vote against proposals requiring directors to own a specific number of shares.

- Employee Stock Ownership Plans/Compensation/Stock Option Plans. Eagle generally evaluates these on a case-by-case basis.

- Social Issues. Eagle votes on social issues with a view toward promoting good corporate citizenship, but recognizing that Eagle cannot require a company to go beyond applicable legal requirements or put itself in a noncompetitive position. Eagle generally supports management's recommendations on social issue proposals.

                          MAINSTAY VP SERIES FUND, INC.

                              SERVICE CLASS SHARES

                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 1, 2005

                                   ----------

Although not a prospectus, this Statement of Additional Information ("SAI") supplements the information contained in the prospectus dated May 1, 2005 for Service Class shares of the MainStay VP Series Fund, Inc. (the "Fund"), as amended or supplemented from time to time (the "Prospectus"). This SAI is incorporated by reference in and is made part of the Prospectus, and should be read in conjunction with the Prospectus. The Prospectus is available without charge by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 452, New York, New York 10010 or by calling 1-800-598-2019.

Portfolios described in this SAI may not be available in all New York Life Insurance and Annuity Corporation products.

                                   ----------

                                TABLE OF CONTENTS

MAINSTAY VP SERIES FUND, INC. INVESTMENT POLICIES FUNDAMENTAL INVESTMENT
POLICIES

   FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE MAINSTAY VP
   CAPITAL APPRECIATION ("CAPITAL APPRECIATION"), MAINSTAY VP
   CONVERTIBLE ("CONVERTIBLE"), MAINSTAY VP GOVERNMENT ("GOVERNMENT"),
   MAINSTAY VP TOTAL RETURN ("TOTAL RETURN"), MAINSTAY VP VALUE
   ("VALUE") AND MAINSTAY VP S&P 500 INDEX ("S&P 500 INDEX") PORTFOLIOS...     1

   FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE MAINSTAY VP HIGH
   YIELD CORPORATE BOND ("HIGH YIELD CORPORATE BOND") PORTFOLIO...........     2

   FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE MAINSTAY VP
   INTERNATIONAL EQUITY ("INTERNATIONAL EQUITY") PORTFOLIO................     3

   FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE MAINSTAY VP BOND
   ("BOND") AND MAINSTAY VP COMMON STOCK ("COMMON STOCK") PORTFOLIOS......     4

   FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE MAINSTAY VP MID
   CAP VALUE ("MID CAP VALUE"), MAINSTAY VP MID CAP CORE ("MID CAP
   CORE"), MAINSTAY VP MID CAP GROWTH ("MID CAP GROWTH") AND MAINSTAY
   VP SMALL CAP GROWTH ("SMALL CAP GROWTH") PORTFOLIOS....................     5

   FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE MAINSTAY VP
   BALANCED ("BALANCED") PORTFOLIO........................................     6

   FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE MAINSTAY VP
   FLOATING RATE ("FLOATING RATE") PORTFOLIO..............................     7

   FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE MAINSTAY VP BASIC
   VALUE ("BASIC VALUE") PORTFOLIO (FORMERLY MAINSTAY VP DREYFUS LARGE
   COMPANY VALUE PORTFOLIO)...............................................     7

   FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE MAINSTAY VP INCOME
   & GROWTH ("INCOME & GROWTH") PORTFOLIO (FORMERLY MAINSTAY VP
   AMERICAN CENTURY INCOME & GROWTH PORTFOLIO)............................     8

   FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE MAINSTAY VP
   DEVELOPING GROWTH ("DEVELOPING GROWTH") PORTFOLIO (FORMERLY MAINSTAY
   VP LORD ABBETT DEVELOPING GROWTH PORTFOLIO)............................     9

   FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE MAINSTAY VP GROWTH
   ("GROWTH") PORTFOLIO (FORMERLY MAINSTAY VP EAGLE ASSET MANAGEMENT
   GROWTH EQUITY PORTFOLIO)...............................................    10

ADDITIONAL NON-FUNDAMENTAL INVESTMENT RESTRICTIONS APPLICABLE TO
CERTAIN PORTFOLIOS........................................................    10

   BALANCED, CAPITAL APPRECIATION, CONVERTIBLE, FLOATING RATE,
   GOVERNMENT, HIGH YIELD CORPORATE BOND, TOTAL RETURN, VALUE AND S&P
   500 INDEX PORTFOLIOS...................................................    11

   INTERNATIONAL EQUITY PORTFOLIO.........................................    12

   BOND AND COMMON STOCK PORTFOLIOS.......................................    12

   MID CAP VALUE, MID CAP CORE, MID CAP GROWTH AND SMALL CAP GROWTH
   PORTFOLIOS.............................................................    13

   BASIC VALUE PORTFOLIO..................................................    13

   DEVELOPING GROWTH PORTFOLIO............................................    14

   GROWTH PORTFOLIO.......................................................    14

OTHER INVESTMENT POLICIES.................................................    15

   OTHER INVESTMENT POLICIES OF THE GOVERNMENT PORTFOLIO..................    15

   OTHER INVESTMENT POLICIES OF THE CONVERTIBLE PORTFOLIO.................    16

   OTHER INVESTMENT POLICIES OF THE BASIC VALUE PORTFOLIO.................    16

   OTHER INVESTMENT POLICIES OF THE GROWTH PORTFOLIO......................    18

   OTHER INVESTMENT POLICIES OF THE HIGH YIELD CORPORATE BOND PORTFOLIO...    19

   OTHER INVESTMENT POLICIES OF THE S&P 500 INDEX PORTFOLIO...............    20

   OTHER INVESTMENT POLICIES OF THE INTERNATIONAL EQUITY PORTFOLIO........    21

   NON-FUNDAMENTAL POLICIES RELATED TO PORTFOLIO NAMES....................    22

CERTAIN INVESTMENT PRACTICES COMMON TO TWO OR MORE PORTFOLIOS.............    23

   ARBITRAGE..............................................................    24

   BANK OBLIGATIONS.......................................................    25

   CASH EQUIVALENTS.......................................................    26

   COMMERCIAL PAPER.......................................................    25

   CONVERTIBLE SECURITIES.................................................    26

   DEBT SECURITIES........................................................    26

   FLOATERS AND INVERSE FLOATERS..........................................    27

   RISKS OF INVESTING IN HIGH YIELD SECURITIES ("JUNK BONDS").............    27

   ZERO COUPON BONDS......................................................    28

   U.S. GOVERNMENT SECURITIES.............................................    28

   SHORT SALES AGAINST THE BOX............................................    28

   REPURCHASE AGREEMENTS..................................................    29

   REVERSE REPURCHASE AGREEMENTS..........................................    30

   LENDING OF PORTFOLIO SECURITIES........................................    30

   ILLIQUID SECURITIES....................................................    31

   RESTRICTED SECURITIES..................................................    31

   BORROWING..............................................................    31

   FOREIGN SECURITIES.....................................................    31

   DEPOSITARY RECEIPTS....................................................    32

   FOREIGN CURRENCY TRANSACTIONS..........................................    33

   MORTGAGE DOLLAR ROLLS..................................................    34

   BRADY BONDS............................................................    34

   FOREIGN GOVERNMENT AND SUPRANATIONAL ENTITY SECURITIES.................    35

   FOREIGN INDEX-LINKED INSTRUMENTS.......................................    36

   WHEN-ISSUED SECURITIES.................................................    36

   MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES.....................    37

   LOAN PARTICIPATION INTERESTS...........................................    41

   REAL ESTATE INVESTMENT TRUSTS ("REITS")................................    43

   OPTIONS ON SECURITIES..................................................    43

   FUTURES TRANSACTIONS...................................................    48

   SECURITIES INDEX OPTIONS...............................................    54

   WARRANTS...............................................................    55

   SWAP AGREEMENTS........................................................    55

PORTFOLIO TURNOVER........................................................    56

MANAGEMENT OF THE FUND....................................................    57

THE MANAGER AND THE SUB-ADVISERS..........................................    62

ADMINISTRATIVE SERVICES...................................................    65

THE DISTRIBUTOR...........................................................    66

   DISTRIBUTION AND SERVICE PLAN..........................................    66

PROXY VOTING POLICIES AND PROCEDURES......................................    70

DISCLOSURE OF PORTFOLIO HOLDINGS..........................................    72

PORTFOLIO BROKERAGE.......................................................    80

DETERMINATION OF NET ASSET VALUE..........................................    83

   HOW PORTFOLIO SECURITIES ARE VALUED....................................    84

   TOTAL RETURN CALCULATIONS..............................................

PURCHASE AND REDEMPTION OF SHARES.........................................    85

TAXES.....................................................................    85

GENERAL INFORMATION.......................................................    87

CODE OF ETHICS............................................................    88

LEGAL COUNSEL.............................................................    88

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.............................    88

APPENDIX A: DESCRIPTION OF SECURITIES RATINGS.............................   A-1

APPENDIX B: SUMMARIES OF SUBADVISOR PROXY VOTING POLICIES AND
PROCEDURES................................................................   B-1

                                    THE FUND

     The Fund, an open-end management investment company, was incorporated under Maryland law on June 3, 1983. Each Portfolio of the Fund is diversified except for the MainStay VP Floating Rate Portfolio. The Fund was formerly known as the New York Life MFA Series Fund, Inc. On August 22, 1996, the Fund's name changed to its present form.

                MAINSTAY VP SERIES FUND, INC. INVESTMENT POLICIES

     Each Portfolio has a separate investment objective or objectives which it pursues through separate investment policies as described in the Prospectus and below. The following discussion elaborates on the presentation of the Portfolios' investment policies contained in the Prospectus. The investment restrictions set forth below are fundamental policies of the respective Portfolios as indicated; i.e., they may not be changed with respect to a Portfolio without a majority vote of the outstanding shares of that Portfolio. This means the approval of the shareholders of a majority of the Portfolio's outstanding voting securities, defined in the Investment Company Act of 1940, as amended (the "1940 Act"), as the lesser of (a) more than 50% of the Portfolio's outstanding shares or (b) 67% or more of the Portfolio's shares represented at a meeting at which more than 50% of the outstanding shares are represented in person or by proxy. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values or other circumstances will not be considered a deviation from this policy.

                         FUNDAMENTAL INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE MAINSTAY VP CAPITAL APPRECIATION ("CAPITAL APPRECIATION"), MAINSTAY VP CONVERTIBLE ("CONVERTIBLE"), MAINSTAY VP GOVERNMENT ("GOVERNMENT"), MAINSTAY VP TOTAL RETURN ("TOTAL RETURN"), MAINSTAY VP VALUE ("VALUE") AND MAINSTAY VP S&P 500 INDEX ("S&P 500 INDEX") PORTFOLIOS

NONE OF THESE PORTFOLIOS WILL:

     (1) invest more than 5% of the value of the total assets of a Portfolio in the securities of any one issuer, except in U.S. Government securities;

     (2) purchase the securities of any issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by a Portfolio, except that this restriction does not apply to U.S. Government securities;

     (3) borrow money (except from banks on a temporary basis for extraordinary or emergency purposes), issue senior securities (except as appropriate to evidence indebtedness that a Portfolio is permitted to incur) and/or pledge, mortgage or hypothecate its assets, except that a Portfolio may (i) borrow money or enter into reverse repurchase agreements, but only if immediately after each borrowing there is asset coverage of 300%, (ii) enter into transactions in options, forward currency contracts, futures and options on futures as described in the Prospectus and in this Statement of Additional Information (the deposit of assets in escrow in connection with the writing of secured put and covered call options and the purchase of securities on a when-issued or delayed-delivery basis and collateral arrangements with respect to initial or variation margin deposits for futures contracts and related options contracts will not be deemed to be pledges of a Portfolio's assets), and (iii) secure permitted borrowings, pledge securities having a market value at the time of pledge not exceeding 15% of the cost of a Portfolio's total assets;

     (4) act as underwriter of the securities issued by others, except to the extent that purchases of securities, in accordance with a Portfolio's investment objectives and policies directly from the issuer thereof and the later disposition thereof, may be deemed to be underwriting;

     (5) purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of a Portfolio to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation in respect to investments in U.S. Government securities. For the purposes of this restriction, telephone companies are considered to be a separate industry from gas or electric utilities, and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of the parents;

     (6) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (other than securities of companies that invest in or sponsor those programs and except futures contracts, including but not limited to contracts for the future delivery of securities and futures contracts based on securities indexes or related options thereon), each Portfolio reserving the freedom of action to hold and to sell real estate acquired for any Portfolio as a result of the ownership of securities. Forward foreign currency exchange contracts, options on currency, currency futures contracts and options on such futures contracts are not deemed to be investments in a prohibited commodity or commodity contract for the purpose of this restriction; or

     (7) lend any funds or other assets, except that a Portfolio may, consistent with its investment objectives and policies: (i) invest in debt obligations including bonds, debentures or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (ii) enter into repurchase agreements; and (iii) lend its portfolio securities in accordance with applicable guidelines established by the Securities and Exchange Commission ("SEC") and any guidelines established by the Fund's Board of Directors; or

     (8) issue senior securities, except as appropriate to evidence indebtedness that a Portfolio is permitted to incur and except for shares of existing or additional series of the Fund.

     "Value" for the purposes of all investment restrictions shall mean the value used in determining a Portfolio's net asset value.

FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE MAINSTAY VP HIGH YIELD CORPORATE BOND ("HIGH YIELD CORPORATE BOND") PORTFOLIO

THE HIGH YIELD CORPORATE BOND PORTFOLIO WILL NOT:

     (1) invest more than 5% of the value of its total assets in the securities of any one issuer, except U.S. Government securities;

     (2) purchase the securities of any issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by the Portfolio;

     (3) borrow money except from banks on a temporary basis for extraordinary or emergency purposes, and no purchases of securities will be made while such borrowings exceed 5% of the value of the Portfolio's assets, or pledge, mortgage or hypothecate its assets, except that, to secure permitted borrowings, it may pledge securities having a market value at the time of pledge not exceeding 15% of the cost of the Portfolio's total assets, and except in connection with permitted transactions in options, futures contracts and options on futures contracts;

     (4) act as underwriter of the securities issued by others, except to the extent that the purchase of securities in accordance with the Portfolio's investment objectives and policies directly from the issuer thereof and the later disposition thereof may be deemed to be underwriting;

     (5) purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of the Portfolio to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation in respect to investments in U.S. Government securities (for the purposes of this restriction, telephone companies are considered to be a separate industry from gas or electric utilities, and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of the parents) except that up to 40% of the Portfolio's total assets, taken at market value, may be invested in each of the electric utility and telephone industries, but it will not invest more than 25% in either of those industries unless yields available for four consecutive weeks in the four highest rating categories on new issue bonds in such industry (issue size of $50 million or more) have averaged in excess of 105% of yields of new issue long-term industrial bonds similarly rated (issue size of $50 million or more);

     (6) issue senior securities, except as appropriate to evidence indebtedness that a Portfolio is permitted to incur and except for shares of existing or additional series of the Fund;

     (7) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures contracts, including but not limited to contracts for the future delivery of securities and futures contracts based on securities indexes or related options thereon), the Fund reserving the freedom of action to hold and to sell real estate acquired for any Portfolio as a result of the ownership of securities. Forward foreign currency exchange contracts, options on currency, currency futures contracts and options on such futures contracts are not deemed to be an investment in a prohibited commodity or commodity contract for the purpose of this restriction; or

     (8) make loans to other persons, except loans of portfolio securities and except to the extent that the purchase of debt obligations and the entry into repurchase agreements in accordance with such Portfolio's investment objectives and policies may be deemed to be loans.

FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE MAINSTAY VP INTERNATIONAL EQUITY ("INTERNATIONAL EQUITY") PORTFOLIO

THE INTERNATIONAL EQUITY PORTFOLIO WILL NOT:

     (1) invest in a security if, as a result of such investment, more than 25% of its total assets would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

     (2) invest in a security if, with respect to 75% of its total assets, more than 5% of its total assets would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

     (3) invest in a security if, with respect to 75% of its assets, it would hold more than 10% of the outstanding voting securities of any one issuer, except that this restriction does not apply to U.S. government securities;

     (4) purchase or sell real estate, including real estate limited partnership interests (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

     (5) purchase or sell commodities, commodities contracts, or oil, gas or mineral programs or interests in oil, gas or mineral leases (other than securities of companies that invest in or sponsor those programs), except that, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information (i) this Portfolio may enter into futures contracts and options on futures contracts and may enter into forward foreign currency contracts and foreign currency options; and (ii) may purchase or sell currencies on a spot or forward basis and may enter into futures contracts on securities, currencies or on indexes of such securities or currencies, or any other financial instruments, and may purchase and sell options on such futures contracts;

     (6) borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that the Portfolio may (i) borrow from banks or enter into reverse repurchase agreements, but only if immediately after each borrowing there is asset coverage of 300%, and (ii) enter into transactions in options, forward currency contracts, futures and options on futures as described in the Prospectus and in this Statement of Additional Information (the deposit of assets in escrow in connection with the writing of secured put and covered call options and the purchase of securities on a when-issued or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for futures contracts and related options contracts will not be deemed to be pledges of the Portfolio's assets);

     (7) lend any funds or other assets, except that the Portfolio may, consistent with its investment objective and policies: (i) invest in debt obligations including bonds, debentures or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (ii) enter into repurchase agreements; and (iii) lend its portfolio securities in accordance with applicable guidelines established by the SEC and any guidelines established by the Fund's Directors;

     (8) act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the Federal securities laws; or

     (9) issue senior securities, except as appropriate to evidence indebtedness that the Portfolio is permitted to incur and except for shares of existing or additional series of the Fund.

FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE MAINSTAY VP BOND ("BOND") AND MAINSTAY VP COMMON STOCK ("COMMON STOCK") PORTFOLIOS

NEITHER OF THESE PORTFOLIOS WILL:

     (1) purchase securities on margin or otherwise borrow money or issue senior securities, except that any Portfolio may (a) borrow up to 5% of the value of its total assets from banks for extraordinary or emergency purposes (such as to permit the Portfolio to honor redemption requests which might otherwise require the sale of securities at a time when that is not in the Portfolio's best interest), or (b) obtain such short-term credits as it needs for the clearance of securities transactions. A Portfolio will not purchase investment securities while borrowings are outstanding and, in addition, the interest which must be paid on any borrowed money will reduce the amount available for investment. Reverse repurchase agreements are not considered "borrowings" for purposes of this restriction, and, to the extent permitted by applicable law, the Portfolios may enter into such agreements;

     (2) lend money, except that a Portfolio may purchase privately placed bonds, notes, debentures or other obligations customarily purchased by institutional or individual investors (which obligations may or may not be convertible into stock or accompanied by warrants or rights to acquire stock), provided that such loans will not exceed 10% of the net asset value of each Portfolio. Repurchase agreements and publicly traded debt obligations are not considered "loans" for purposes of this restriction, and a Portfolio may enter into such purchases in accordance with its investment objectives and policies and any applicable restrictions. A Portfolio may also make loans of its securities of up to 20% of the value of the Portfolio's total assets;

     (3) underwrite the securities of other issuers, except where, in selling portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933 (the "1933 Act") when selling securities acquired pursuant to paragraph 2 above;

     (4) purchase securities in order to exercise control over the management of any company, or to cause more than 25% of a Portfolio's total assets to consist of (a) securities other than securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) which, together with other securities of the same issuer owned by the Portfolio, constitute more than 5% of the value of the Portfolio's total assets or (b) voting securities of issuers more than 10% of whose voting securities are owned by the Fund;

     (5) make an investment if this would cause more than 25% of the value of the Portfolio's total assets to be invested in securities issued by companies principally engaged in any one industry except that this restriction does not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Neither utilities nor energy companies are considered to be a single industry for purposes of this restriction. Instead, they will be divided according to their services. For example, gas, electric and telephone utilities will each be considered a separate industry;

     (6) write or purchase any put options or engage in any combination of put and call options;

     (7) make short sales of securities;

     (8) invest in commodities or commodity contracts;

     (9) buy or sell real estate or mortgages, except that the Portfolios may invest in shares of real estate investment trusts and of other issuers that engage in real estate operations, and in publicly sold mortgage-backed certificates in accordance with their investment objectives and policies; or

     (10) issue senior securities, except as appropriate to evidence indebtedness that a Portfolio is permitted to incur and except for shares of existing or additional series of the Fund.

FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE MAINSTAY VP MID CAP VALUE ("MID CAP VALUE"), MAINSTAY VP MID CAP CORE ("MID CAP CORE"), MAINSTAY VP MID CAP GROWTH ("MID CAP GROWTH") AND MAINSTAY VP SMALL CAP GROWTH ("SMALL CAP GROWTH") PORTFOLIOS

UNLESS INDICATED OTHERWISE BELOW, NONE OF THESE PORTFOLIOS WILL:

     (1) with respect to 75% of the Portfolio's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities and securities issued by other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of that issuer;

     (2) with respect to 75% of the Portfolio's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities and securities issued by other investment companies) if, as a result, it would hold more than 10% of the outstanding voting securities of such issuer;

     (3) issue senior securities, except as permitted under the 1940 Act and as interpreted and modified by any regulatory authority having jurisdiction, from time to time;

     (4) borrow money, except that the Portfolio may (i) borrow from banks or enter into reverse repurchase agreements, but only if immediately after each borrowing there is asset coverage of 300%, and (ii) borrow money from other persons to the extent permitted by applicable law;

     (5) engage in the business of underwriting securities issued by others, except to the extent that it may be deemed to be an underwriter in connection with the disposition of portfolio securities;

     (6) concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified or otherwise permitted by any regulatory authority having jurisdiction, from time to time. This restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto). Should the 1940 Act be amended to permit a registered investment company to elect to be "periodically industry concentrated" (i.e., a fund that does not concentrate its investments in a particular industry would be permitted, but not required, to invest 25% or more of its assets in a particular industry), the Portfolio elects to be "periodically industry concentrated" and, as such, the foregoing limitation shall no longer apply to the Portfolio;

     (7) purchase or sell real estate, which term does not include securities of companies which invest in or deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Portfolios reserve freedom of action to hold and to sell real estate acquired as a result of the Portfolio's ownership of securities;

     (8) purchase physical commodities or contracts relating to physical commodities. (This does not prohibit any transactions in currency or financial derivative contracts; each Portfolio may engage in such transactions as described in the Fund's Prospectus and Statement of Additional Information); or

     (9) make loans, except as permitted under the 1940 Act and as interpreted or modified by any regulatory authority having jurisdiction, from time to time. A purchase of a debt security or similar instrument will not be considered to be a loan. (Loans of portfolio securities in accordance with applicable guidelines established by the SEC and any guidelines established by the Fund's Board of Directors are permitted).

FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE MAINSTAY VP BALANCED ("BALANCED") PORTFOLIO

THE BALANCED PORTFOLIO WILL NOT:

     (1) issue senior securities, except insofar as the Portfolio may be deemed to have issued a senior security in connection with any permitted borrowing;

     (2) borrow money except for (i) the short term credits from banks referred to in paragraph 9 below and (ii) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the unexpected disposition of securities. Borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the value of the Portfolio's total assets (including the amount borrowed) at the time the borrowing is made. Outstanding borrowings will be repaid before any subsequent investments are made;

     (3) act as an underwriter of securities of other issuers, except that the Portfolio may acquire restricted or not readily marketable securities under circumstances where, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act. The Portfolio will not, however, invest more than 10% of the value of its net assets in illiquid securities, restricted securities and not readily marketable securities and repurchase agreements of more than seven days' duration or more than 10% of the value of its net assets in illiquid securities and repurchase agreements of more than seven days' duration;

     (4) purchase the securities of any one issuer, other than the U.S. government or any of its agencies or instrumentalities if, immediately after such purchase, more than 5% of the value of its total assets would be invested in such issuer or the Portfolio would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to such 5% and 10% limitations;

     (5) invest more than 25% of the value of its total assets in any one industry;

     (6) purchase or otherwise acquire interests in real estate or real estate mortgage loans, or interests in oil, gas or other mineral exploration or development programs;

     (7) purchase or acquire commodities or commodity contracts;

     (8) make loans of its assets to any person, except for the lending of portfolio securities, the purchase of debt securities and the entering into of repurchase agreements as discussed herein;

     (9) purchase securities on margin, but it may obtain such short term credits from banks as may be necessary for the clearance of purchases and sales of securities;

     (10) mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings mentioned in paragraph 2 above;

     (11) purchase the securities of any other investment company (other than certain issuers of mortgage-backed and asset-backed securities), except by purchase in the open market where no commission or profit to a sponsor or dealer (other than the customary broker's commission) results from such purchase, and except when such purchase is part of a merger, consolidation or acquisition of assets;

     (12) sell securities short or invest in puts, calls, straddles, spreads or combinations thereof;

     (13) participate on a joint, or a joint and several, basis in any securities trading account; or

     (14) invest in companies for the purpose of exercising control.

FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE MAINSTAY VP FLOATING RATE ("FLOATING RATE") PORTFOLIO

THE FLOATING RATE PORTFOLIO WILL NOT:

     (1) invest in a security if, as a result of such investment, 25% or more of its total assets would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto) and at such time that the 1940 Act is amended to permit a registered investment company to elect to be "periodically industry concentrated," (i.e., a fund that does not concentrate its investments in a particular industry would be permitted, but not required, to invest 25% or more of its assets in a particular industry) the Portfolios elect to be so classified and the foregoing limitation shall no longer apply with respect to the Portfolios;

     (2) borrow money or issue senior securities, except that a Portfolio may
(i) borrow from banks or enter into reverse repurchase agreements, but only if immediately after each borrowing there is asset coverage of 300%, and (ii) issue senior securities to the extent permitted under the 1940 Act;

     (3) lend any funds or other assets, except that a Portfolio may, consistent with its investment objectives and policies: (i) invest in debt obligations including bonds, debentures or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (ii) enter into repurchase agreements; and (iii) lend its portfolio securities in accordance with applicable guidelines established by the SEC and any guidelines established by the Board of Directors;

     (4) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

     (5) purchase or sell commodities or commodities contracts, except that, subject to restrictions described in the Prospectus and in this SAI, (i) a Portfolio may enter into futures contracts on securities, currencies or on indexes of such securities or currencies, or any other financial instruments and options on such futures contracts; (ii) a Portfolio may enter into spot or forward foreign currency contracts and foreign currency options; or

     (6) act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the 1933 Act.

FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE MAINSTAY VP BASIC VALUE ("BASIC VALUE") PORTFOLIO

     Effective May 1, 2005, the Dreyfus Large Company Value Portfolio changed its name to the Basic Value Portfolio.

THE BASIC VALUE PORTFOLIO WILL NOT:

     (1) invest in a security if, as a result of such investment, more than 25% of its total assets would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

     (2) invest in a security if, with respect to 75% of its assets, more than 5% of its total assets would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

     (3) invest in a security if, with respect to 75% of its assets, it would hold more than 10% of the outstanding voting securities of any one issuer, except that this restriction does not apply to U.S. Government securities;

     (4) invest in commodities, except that the Portfolio may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices;

     (5) purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts;

     (6) borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Portfolio's total assets), except that the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing, and except that this restriction does not prohibit borrowing for purposes of leveraging up to the limits permitted under the 1940 Act;

     (7) make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the Portfolio may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Fund's Board;

     (8) act as an underwriter of securities of other issuers, except to the extent the Portfolio may be deemed an underwriter under the 1933 Act, by virtue of disposing of portfolio securities;

     (9) issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent (i) that purchases and sales of options, forward contracts, futures contracts, puts and calls may be deemed to give rise to a senior security; (ii) except as appropriate to evidence indebtedness that the Portfolio is permitted to incur and (iii) except for shares of existing or additional series of the Fund; or

     (10) purchase securities on margin, but the Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE MAINSTAY VP INCOME & GROWTH ("INCOME & GROWTH") PORTFOLIO

     Effective May 1, 2005, the American Century Income & Growth Portfolio changed its name to the Income & Growth Portfolio.

THE INCOME & GROWTH PORTFOLIO WILL NOT:

     (1) lend any security or make any other loan if, as a result, more than 33-1/3% of the Portfolio's total assets would be lent to other parties, except
(a) through the purchase of debt securities in accordance with its investment objective, policies and limitations, or (b) by engaging in repurchase agreements with respect to portfolio securities;

     (2) invest for purposes of exercising control over management;

     (3) issue senior securities, except as permitted under the 1940 Act;

     (4) act as an underwriter of securities by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the 1933 Act in the disposition of portfolio securities;

     (5) borrow any money, except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33-1/3% of the portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings);

     (6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this policy shall not prohibit the Portfolio from purchasing or selling options, futures contracts, options on futures, or from investing in securities or other instruments backed by physical commodities;

     (7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments provided that this policy shall not prevent the Portfolio from investment in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business; or

     (8) concentrate its investments in securities of issues in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities).

FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE MAINSTAY VP DEVELOPING GROWTH ("DEVELOPING GROWTH") PORTFOLIO

     Effective May 1, 2005, the Lord Abbett Developing Growth Portfolio changed its name to the Developing Growth Portfolio.

THE DEVELOPING GROWTH PORTFOLIO WILL NOT:

     (1) borrow money, except that (i) the Portfolio may borrow from banks (as defined in the 1940 Act) in amounts up to 33-1/3% of its total assets (including the amount borrowed), (ii) the Portfolio may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and, (iv) the Portfolio may purchase securities on margin to the extent permitted by applicable law;

     (2) pledge its assets (other than to secure such borrowings, or to the extent permitted by the Fund's investment policies, as permitted by applicable law);

     (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

     (4) make loans to other persons, except that the acquisition of bonds, debentures or other debt securities and investment in government obligations, commercial papers, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation and except further that the Portfolio may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

     (5) buy or sell real estate (except that the Portfolio may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein) commodities or commodity contracts (except to the extent the Portfolio may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

     (6) invest in a security if, with respect to 75% of its total assets, more than 5% of its total assets would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

     (7) invest in a security if, with respect to 75% of its assets, it would hold more than 10% of the outstanding voting securities of any one issuer, except that this restriction does not apply to U.S. Government securities;

     (8) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or

     (9) issue senior securities to the extent such issuance would violate applicable law.

FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE MAINSTAY VP GROWTH ("GROWTH") PORTFOLIO

     Effective May 1, 2005, the Eagle Asset Management Growth Equity Portfolio changed its name to the Growth Portfolio.

THE GROWTH PORTFOLIO WILL NOT:

     (1) invest with respect to 75% of the Portfolio's total assets, more than 5% of that Portfolio's assets in securities of any one issuer other than the U.S. Government or its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer;

     (2) purchase securities if, as a result of such purchase, more than 25% of the value of the Portfolio's total assets would be invested in the securities of any one industry (except securities issued by the U.S. government, its agencies and instrumentalities);

     (3) borrow money except as a temporary measure for extraordinary or emergency purposes, and except that the Portfolio may enter into reverse repurchase agreements in an amount up to 33 1/3% of the value of its total assets in order to meet redemption requests without immediately selling portfolio securities;

     (4) issue senior securities, except as permitted by the investment objective and policies and investment limitations of the Portfolio;

     (5) underwrite the securities of other issuers, except that the Portfolio may underwrite to the extent that in connection with the disposition of portfolio securities, the Portfolio may be deemed to be an underwriter under federal securities laws; or

     (6) invest in commodities, commodity contracts or real estate (including real estate limited partnerships), except that the Portfolio may purchase securities issued by companies that invest in or sponsor such interests, and may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices.

    ADDITIONAL NON-FUNDAMENTAL INVESTMENT RESTRICTIONS APPLICABLE TO CERTAIN
                                   PORTFOLIOS

     In addition to the fundamental investment policies described above, the Fund has also adopted the following investment policies for the Portfolios indicated which, unlike those described above, may be changed without shareholder approval. Except for those investment policies of a Portfolio specifically identified as fundamental in this SAI, all other investment policies and practices described in the Prospectus and this SAI, including those described below, may be changed by the Directors without the approval of shareholders.

BALANCED, CAPITAL APPRECIATION, CONVERTIBLE, FLOATING RATE, GOVERNMENT, HIGH YIELD CORPORATE BOND, TOTAL RETURN, VALUE AND S&P 500 INDEX PORTFOLIOS

NONE OF THESE PORTFOLIOS WILL:

     (1) enter into repurchase agreements or purchase any "illiquid securities," illiquid securities being defined to include securities subject to legal or contractual restrictions on resale (other than restricted securities eligible for resale pursuant to Rule 144A under the 1933 Act) if, as a result thereof, more than 15% of the net assets of a Portfolio (10% with respect to the Balanced, Cash Management and Value Portfolios) taken at market value would be, in the aggregate, invested in repurchase agreements maturing in more than seven days and illiquid securities or securities which are not readily marketable, (including over-the-counter options considered by the Board of Directors of the Fund not to be readily marketable);

     (2) purchase warrants of any issuer, except on a limited basis when, as a result of such purchases by a Portfolio, no more than 2% of the value of the Portfolio's total assets would be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange, and no more than 5% of the value of the total assets of a Portfolio may be invested in warrants whether or not so listed, such warrants in each case to be valued at the lesser of cost or market, but assigning no value to, and excluding from these limitations, warrants acquired by a Portfolio in units with or attached to debt securities;

     (3) purchase securities of other investment companies, except to the extent permitted by the 1940 Act or in connection with a merger, consolidation, acquisition or reorganization;

     (4) purchase securities on margin or make short sales (except short sales against the box), except in connection with arbitrage transactions or unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, except that a Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and in connection with transactions involving foreign currency forward contracts; or

     (5) purchase or sell any put or call options or any combination thereof, except that a Portfolio (other than the Balanced Portfolio) may purchase and sell or write (i) options on any futures contracts into which it may enter, (ii) put and call options on currencies, securities indexes and covered put and call options on securities, and (iii) may also engage in closing purchase transactions with respect to any put and call option position it has entered into provided, however, that the Capital Appreciation, Convertible, High Yield Corporate Bond, Total Return and Value Portfolios may not write any covered put options if, as a result, more than 25% of a Portfolio's net assets (taken at current value) would be subject to put options written by such Portfolio, and the Government Portfolio may not write any covered put options on U.S. government securities if as a result more than 50% of its total assets (taken at current value) would be subject to put options written by such Portfolio.

     In addition, the Convertible Portfolio will not invest more than 5% of its total assets in securities rated less than B by Standard & Poor's ("S&P") or Moody's Investors Service, Inc. ("Moody's"), or if unrated, that are judged to be of comparable quality by MacKay Shields.

     In addition, the Total Return Portfolio may not invest more than 20% of its debt securities in securities rated lower than Baa by Moody's or lower than BBB by S&P, or, if unrated, judged to be of comparable quality by MacKay Shields.

     In addition, the High Yield Corporate Bond Portfolio may invest no more than 20% of its net assets in securities rated lower than B by Moody's and S&P, or, if unrated, considered to be of comparable quality by MacKay Shields.

INTERNATIONAL EQUITY PORTFOLIO

THIS PORTFOLIO WILL NOT:

     (1) purchase securities that may not be sold without first being registered under the 1933 Act, other than Rule 144A securities determined to be liquid pursuant to guidelines adopted by the Fund's Board of Directors, enter into repurchase agreements having a duration of more than seven days, purchase instruments lacking readily available market quotations ("illiquid instruments"), or purchase or sell over-the-counter options, if as a result of the purchase or sale, the Portfolio's aggregate holdings of restricted securities, repurchase agreements having a duration of more than seven days, loan participation interests that are not subject to puts, illiquid instruments, and over-the-counter options purchased by the Portfolio and the assets used as cover for over-the-counter options written by the Portfolio exceed 15% of the Portfolio's net assets;

     (2) purchase securities of other investment companies, except to the extent permitted by the 1940 Act or in connection with a merger, consolidation, acquisition or reorganization.

     (3) sell securities short, except for covered short sales or unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures and forward contracts are deemed not to constitute short sales of securities;

     (4) purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute the purchase of securities on margin;

     (5) purchase warrants, valued at the lower of cost or market, in excess of 5% of the Portfolio's net assets. Included within that amount, but not to exceed 2% of net assets, are warrants whose underlying securities are not traded on principal domestic or foreign exchanges (warrants acquired by the Portfolio in units or attached to securities are not subject to these restrictions); or

     (6) acquire or retain the securities of any other investment company if, as a result, more than 3% of such investment company's outstanding shares would be held by the Portfolio, more than 5% of the value of the Portfolio's total assets would be invested in shares of such investment company or more than 10% of the value of the Portfolio's total assets would be invested in shares of investment companies in the aggregate, except in connection with a merger, consolidation, acquisition, or reorganization.

BOND AND COMMON STOCK PORTFOLIOS

NEITHER OF THESE PORTFOLIOS WILL:

     (1) write or purchase any call options;

     (2) purchase the securities of other investment companies, except to the extent permitted by the 1940 Act or in connection with a merger, acquisition, consolidation or reorganization.

     (3) pledge or mortgage assets, except that a Portfolio may pledge up to 10% of the total value of its assets to secure permissible borrowings;

     (4) purchase interests in oil, gas or other mineral exploration or development programs, but the Portfolios may purchase securities of issuers who deal or invest in such programs;

     (5) purchase securities of foreign issuers if the purchase would cause more than 10% of the value of the Portfolio's total assets to be invested in such securities; or

     (6) enter into repurchase agreements or purchase any "illiquid securities," illiquid securities being defined to include securities subject to legal or contractual restrictions on resale (other than restricted securities eligible for resale pursuant to Rule 144A under the 1933 Act) if, as a result thereof, more than 10% of the net assets of a Portfolio taken at market value would be, in the aggregate, invested in repurchase agreements maturing in more than seven days and illiquid securities or securities which are not readily marketable, (including over-the-counter options considered by the Board of Directors of the Fund not to be readily marketable).

IN ADDITION, THE BOND PORTFOLIO WILL NOT:

     (1) invest more than 25% of its total assets in debt securities which are rated lower than the four highest grades as determined by Moody's or S&P, but which are rated at least B, or in convertible debt securities or preferred or convertible preferred stocks;

     (2) invest directly in common stocks, but it may retain up to 10% of its total assets in common stocks acquired by conversion of fixed income securities or exercising warrants purchased together with such securities; or

     (3) purchase the securities of other investment companies, except to the extent permitted by the 1940 Act or in connection with a merger, consolidation, acquisition or reorganization.

MID CAP VALUE, MID CAP CORE, MID CAP GROWTH AND SMALL CAP GROWTH PORTFOLIOS

NONE OF THESE PORTFOLIOS WILL:

     (1) Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Portfolio's fundamental limitation on borrowing;

     (2) Purchase securities on margin or effect short sales, except in connection with arbitrage transactions or unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, except that each Portfolio may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving options, currencies, futures contracts and options on such contracts or other permissible investments; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act; or

     (3) Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

     Each of the foregoing percentage limitations (except with respect to the limitation on investing in illiquid securities) applies at the time of purchase. The Directors have the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Directors have delegated the function of making day-to-day determinations of liquidity to the Manager or Sub-Adviser pursuant to guidelines approved by the Directors.

BASIC VALUE PORTFOLIO

THIS PORTFOLIO WILL NOT:

     (1) invest in the securities of a company for the purpose of exercising management or control, but the Portfolio will vote the securities it owns in its portfolio as a shareholder in accordance with its views;

     (2) pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices;

Language indicated as being shown by strike-through in the typeset document is enclosed in brackets "[" and "]" in the electronic format.

     (3) purchase, sell or write puts, calls or combinations thereof, except as described in the Portfolio's Prospectus and this Statement of Additional Information;

     (4) enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 15% of the value of the Portfolio's net assets would be so invested; or

     (5) purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

DEVELOPING GROWTH PORTFOLIO

THIS PORTFOLIO WILL NOT:

     (1) borrow in excess of 5% of its gross assets taken at cost or market value, whichever is lower at the time of borrowing, and then only as a temporary measure for extraordinary or emergency purposes;

     (2) make short sales of securities or maintain a short position except to the extent permitted by applicable law;

     (3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the 1933 Act, deemed to be liquid by the Board of Directors;

     (4) invest in securities of other investment companies as defined in the 1940 Act, except as permitted by applicable law;

     (5) invest in warrants if, at the time of acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of the Portfolio's total assets (included within such limitation, but not to exceed 2% of the Portfolio's total assets, are warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange);

     (6) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or development programs, except that the Portfolio may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities; or

     (7) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Portfolio's Prospectus and this Statement of Additional Information, as they may be amended from time to time.

GROWTH PORTFOLIO

THIS PORTFOLIO WILL NOT:

     (1) invest more than 10% of the value of its net assets in securities that are subject to restrictions on resale or are not readily marketable without registration under the 1933 Act and in repurchase agreements maturing in more than seven days;

     (2) sell any securities short or purchase any securities on margins but, may obtain such short-term credits as may be necessary for clearance of purchases and sales of securities, and may make short sales "against the box" and make margin deposits in connection with its use of options, futures contracts, forward currency contracts and other financial instruments;

     (3) invest in the securities of other investment companies, except by purchase in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary broker's commission, or except when the purchase is part of a plan or merger, consolidation, reorganization or acquisition; or

     (4) enter into repurchase agreements or purchase any "illiquid securities," illiquid securities being defined to include securities subject to legal or contractual restrictions on resale (other than restricted securities eligible for resale pursuant to Rule 144A under the 1933 Act) if, as a result thereof, more than 10% of the net assets of the Portfolio taken at market value would be in the aggregate, invested in repurchase agreements maturing in more than seven days and illiquid securities or securities which are not readily marketable, (including over-the-counter options considered by the Board of Directors of the Fund not to be readily marketable).

                            OTHER INVESTMENT POLICIES

     The following is more detailed information regarding subjects addressed in the Fund's current Prospectus.

OTHER INVESTMENT POLICIES OF THE GOVERNMENT PORTFOLIO

     Mortgage-Backed Securities. Government National Mortgage Association ("GNMA") certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans, issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, are either insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled, and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. government. GNMA certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA certificates are called "pass-through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the certificate. Upon receipt, principal payments may be used for the purchase of additional GNMA certificates or other securities permitted by the Portfolios' investment policies and restrictions.

     In addition to GNMA certificates, the Portfolio may invest in mortgage-backed securities issued by the Federal National Mortgage Association ("FNMA") and by the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA, a federally chartered and privately-owned corporation, issues mortgage-backed pass-through securities which are guaranteed as to timely payment of principal and interest by FNMA. FHLMC, a corporate instrumentality of the U.S. government, issues participation certificates which represent an interest in mortgages from FHLMC's portfolio. FHLMC guarantees the timely payment of interest and the ultimate collection of principal. Securities guaranteed by FNMA and FHLMC are not backed by the full faith and credit of the U.S. government.

     If either fixed or variable rate pass-through securities issued by the U.S. government or its agencies or instrumentalities are developed in the future, the Portfolios reserve the right to invest in them.

     Privately Issued Mortgage-Related Securities. The Portfolio may also invest in mortgage-related securities ("CMOs") which are issued by private entities such as investment banking firms and companies related to the construction industry. The mortgage-related securities in which the Portfolio may invest may be: (i) privately issued securities which are collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government; (ii) privately issued securities which are collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and such guarantee is collateralized by U.S. government securities; and (iii) other privately issued securities in which the proceeds of the issuance are invested in mortgage-backed securities and payment of the principal and interest is supported by the credit of an agency or instrumentality of the U.S. government. The Portfolio will not invest in any privately issued CMOs that do not meet the requirements of Rule 3a-7 under the 1940 Act if, as a result of such investment, more than 5% of the Portfolio's net assets would be invested in any one CMO, more than 10% of the Portfolio's net assets would be invested in CMOs and other investment company securities in the aggregate, or the Portfolio would hold more than 3% of any outstanding issue of CMOs.

     The Portfolio may also invest in securities collateralized by mortgages or pools of mortgages the issuer of which has qualified to be treated as a "real estate mortgage investment conduit" ("REMIC") under the Internal Revenue Code of 1986, as amended (the "Code"). CMOs and REMICs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs and REMICs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs and REMICs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO or a REMIC, there is no assurance that the collateral securing such CMO or REMIC will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs and REMICs in the over-the-counter market, the depth and liquidity of which will vary from issue to issue and from time to time.

OTHER INVESTMENT POLICIES OF THE CONVERTIBLE PORTFOLIO

     In selecting convertible securities for purchase or sale, the Sub-Adviser takes into account a variety of investment considerations, including credit risk, projected interest return and the premium for the convertible security relative to the underlying common stock.

     During the fiscal year ended December 31, 2004, based upon the dollar-weighted average ratings of the Portfolio holdings at the end of each month in the Portfolio's fiscal year, the Portfolio had the following percentages of its net assets invested in securities rated in the categories indicated (all ratings are by S&P):

 1.07%  in securities rated AAA
 7.98%  in securities rated AA
21.33%  in securities rated A
28.00%  in securities rated BBB
13.54%  in securities rated BB
13.32%  in securities rated B
 2.49%  in securities rated CCC
 0.32%  in securities rated C
 0.23%  in securities rated D
 2.07%  in cash and cash equivalents
 9.65%  in equity securities

     These figures are intended solely to provide disclosure about the Portfolio's asset composition during its fiscal year ended December 31, 2004. The asset composition after this time may or may not be the same as represented by such figures. In addition, the categories reflect ratings by S&P, and ratings assigned by Moody's may not be consistent with ratings assigned by S&P or other credit rating services, and the Sub-Adviser may not necessarily agree with a rating assigned by any credit rating agency.

OTHER INVESTMENT POLICIES OF THE BASIC VALUE PORTFOLIO

     The Portfolio may invest in convertible securities. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

     The Portfolio may invest in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and other forms of depositary receipts. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-United States bank and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and EDRs and CDRs in bearer form are designed for use in Europe.

     A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The Portfolio may invest up to 5% of its net assets in warrants, except that this limitation does not apply to warrants purchased by the Portfolio that are sold in units with, or attached to, other securities. Included in such amount, but not to exceed 2% of the value of the Portfolio's net assets, may be warrants which are not listed on the New York or American Stock Exchange.

     The Portfolio may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Sub-Adviser to be of comparable quality to the other obligations in which the Portfolio may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

     The Portfolio may purchase certificates of deposit, time deposits, bankers acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Portfolio may be subject to additional investment risks that are different in some respect from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.

     Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

     The Portfolio may invest in commercial paper. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Portfolio will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's, A-1 by S&P, F-1 by Fitch Investors Service, L.P. ("Fitch") or Duff-1 by Duff & Phelps Credit Rating Co. ("Duff"), (b) issued by companies having an outstanding unsecured debt issue currently rated at least Aa3 by Moody's or AA by S&P, Fitch or Duff, or (c) if unrated, determined by the Sub-Adviser to be of comparable quality to those rated obligations which may be purchased by the Portfolio.

     The Portfolio may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Portfolio's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Portfolio is subject to a risk that should the Portfolio desire to sell them when a ready buyer is not available at a price the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected.

OTHER INVESTMENT POLICIES OF THE GROWTH PORTFOLIO

     The Portfolio may invest in common stocks of foreign issuers, ADRs, foreign currency transactions with respect to underlying common stocks, preferred stock, investment grade securities convertible into common stock, futures contracts, options on equity securities or equity security indexes, rights or warrants to subscribe for or purchase common stock, obligations of the U.S. government, its agencies or instrumentalities (including repurchase agreements thereon) and in securities that track the performance of a broad-based securities index. The Portfolio may invest in sponsored and unsponsored ADRs. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. Thus, these securities are not denominated in the same currency as the securities into which they may be converted. ADRs are subject to many of the risks inherent in investing in foreign securities, including confiscatory taxation or nationalization, and less comprehensive disclosure requirements for the underlying security. In addition, the issuers of the securities underlying unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the ADRs. ADRs are considered to be foreign securities by the Portfolio for purposes of certain investment limitation calculations.

     The Portfolio also may invest in sponsored or unsponsored EDRs, Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") or other similar securities representing interests in or convertible into securities of foreign issuers ("Depositary Receipts"). EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities. GDRs are issued globally for trading in non-U.S. securities markets and evidence a similar ownership arrangement. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. As with ADRs, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks of other investments in foreign securities, as discussed below.

     The Portfolio may invest in bankers' acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset, or it may be sold in the secondary market at the going rate of interest for a specified maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

     The Portfolio may invest in bank certificates of deposit ("CDs"). The Federal Deposit Insurance Corporation is an agency of the U.S. Government that insures the deposits of certain banks and savings and loan associations up to $100,000 per deposit. The interest on such deposits may not be insured if this limit is exceeded. Current federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $100,000 or more, without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments currently must be limited to $100,000 per insured bank or savings and loan association. Investments in CDs are made only with domestic institutions with assets in excess of $1 billion.

     The Portfolio may invest in commercial paper that is limited to obligations rated Prime-1 or Prime-2 by Moody's or A-1 or A-2 by S&P. Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof.

     The Portfolio may not purchase or otherwise acquire any illiquid security if, as a result, more than 10% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Over-the-counter ("OTC") options and their underlying collateral are currently considered to be illiquid investments. The Portfolio may sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options that it writes. The assets used as cover for OTC options written by the Portfolio will be considered illiquid unless OTC options are sold to qualified dealers who agree that the Portfolio may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     The Portfolio may invest in preferred stock. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

     The Portfolio may invest in Standard & Poor's Depositary Receipts ("SPDRs") and other similar index securities ("Index Securities"). Index Securities represent interests in a fixed portfolio of common stocks designed to track the price and dividend yield performance of a broad-based securities index, such as the S&P 500(R) Index.

     The Portfolio may purchase rights and warrants, which are instruments that permit the Portfolio to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. Warrants may be either perpetual or of limited duration. There is a greater risk that warrants might drop in value at a faster rate than the underlying stock. The Portfolio currently does not intend to invest more than 5% of its net assets in warrants.

OTHER INVESTMENT POLICIES OF THE HIGH YIELD CORPORATE BOND PORTFOLIO

     Debt securities in which this Portfolio may invest include all types of debt obligations of both domestic and foreign issuers, such as bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper and U.S. Government securities (including obligations, such as repurchase agreements, secured by such instruments). Debt securities may have fixed, contingent, variable or floating (including inverse floating) rates of interest, and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

     Under normal market conditions, not more than 20% of the value of the Portfolio's total assets will be invested in equity securities, including common stocks, preferred stocks, warrants and rights.

     The Portfolio may invest up to 40% of the value of its total assets in each of the electric utility and telephone industries, but will not invest more than 25% in either of those industries unless yields available for four consecutive weeks in the four highest rating categories on new issue bonds in such industry (issue size of $50 million or more) have averaged in excess of 105% of yields of new issue long-term industrial bonds similarly rated (issue size of $50 million or more). Concentration of the Portfolio's assets in these industries may subject the Portfolio to greater price volatility and lessen the benefits of reducing risk typically associated with greater asset diversification.

     When and if available, debt securities may be purchased at a discount from face value. However, the Portfolio does not intend to hold such securities to maturity for the purpose of achieving potential capital gains, unless current yields on these securities remain attractive. From time to time the Portfolio may purchase securities not paying interest or dividends at the time acquired if, in the opinion of the Sub-Adviser, such securities have the potential for future income (or capital appreciation, if any).

     Since shares of the Portfolio represent an investment in securities with fluctuating market prices, the value of shares of the Portfolio will vary as the aggregate value of the Portfolio's securities holdings increases or decreases. Moreover, the value of the debt securities that the Portfolio purchases may fluctuate more than the value of higher rated debt securities. These lower rated fixed income securities generally tend to reflect short-term corporate and market developments to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to the Portfolio but will be reflected in the net asset value of the Portfolio's shares.

     The Sub-Adviser seeks to reduce risk through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets. In addition, investments in foreign securities may serve to provide further diversification.

     During the fiscal year ended December 31, 2004, based upon the dollar-weighted average ratings of the Portfolio's holdings at the end of each month in the Portfolio's fiscal year, the Portfolio had the following percentages of its net assets invested in securities rated in the categories indicated (all ratings are by S&P):

 1.39%  in securities rated AAA
 0.07%  in  securities rated A
 2.17%  in securities rated BBB
11.26%  in securities rated BB
42.63%  in securities rated B
11.17%  in securities rated CCC
 1.12%  in securities rated CC
 0.90%  in securities rated C
 6.97%  in securities rated D
16.87%  in cash and cash equivalents
 5.45%  in equity securities

     These figures are intended solely to provide disclosure about the Portfolio's asset composition during its fiscal year ended December 31, 2004. The asset composition after this time may or may not be the same as represented by such figures. In addition, the categories reflect ratings by S&P, and ratings assigned by Moody's may not be consistent with ratings assigned by S&P or other credit rating services, and MacKay Shields may not necessarily agree with a rating assigned by any credit rating agency.

     For temporary defensive purposes the Portfolio may invest more than 25% of its total assets in U.S. government securities during periods of abnormal market conditions. Also, for temporary defensive purposes, the Portfolio may invest without limit in corporate debt securities rated A or higher by Moody's or S&P whenever deemed appropriate by the Sub-Adviser in response to market conditions.

OTHER INVESTMENT POLICIES OF THE S&P 500 INDEX PORTFOLIO

     The Manager seeks to provide investment results which mirror the performance of the S&P 500(R) Index. The Manager attempts to achieve this objective by investing in all stocks in the S&P 500(R) Index in the same proportion as their representation in the S&P 500(R) Index. The Portfolio will be managed using mathematical algorithms to determine which stocks are to be purchased or sold to replicate the S&P 500(R) Index to the extent feasible. From time to time, adjustments may be made in the Portfolio's holdings because of changes in the composition of the S&P 500(R) Index, but such changes should be infrequent. The correlation between the performance of the S&P 500(R) Index Portfolio and the S&P 500(R) Index is expected to be at least 0.95, on an annual basis. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Portfolio, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500(R) Index. Unlike other funds which generally seek to beat market averages, often with unpredictable results, index funds seek to match their respective indexes. No attempt is made to manage the Portfolio in the traditional sense using economic, financial and market analysis.

     The Manager believes the indexing approach described above is an effective method of duplicating percentage changes in the S&P 500(R) Index. It is a reasonable expectation that there will be a close correlation between the Portfolio's performance and that of the S&P 500(R) Index in both rising and falling markets. The Portfolio's ability to track the S&P 500(R) Index, however, may be affected by, among other things, transaction costs, changes in either the composition of the S&P 500(R) Index or number of shares outstanding for the components of the S&P 500(R) Index, and the timing and amount of shareholder contributions and redemptions, if any.

     Although the Portfolio normally seeks to remain substantially fully invested in securities in the S&P 500(R) Index, the Portfolio may invest temporarily in certain short-term money market instruments. Such securities may be used to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. These securities include: obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or by any of the states, repurchase agreements, reverse repurchase agreements, securities of money market funds, time deposits, certificates of deposit, bankers' acceptances and commercial paper. The Portfolio also may borrow money for temporary or emergency purposes, purchase securities on a when-issued basis, and enter into firm commitments to purchase securities.

     "Standard & Poor's", "S&P 500", "S&P", and "Standard & Poor's 500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use. The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.

     The Portfolio is not sponsored, endorsed, sold or promoted by S&P, a division of The McGraw-Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to the owners of the Portfolio, or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P 500(R) Index to track general stock market performance. S&P's only relationship to the Manager or the Portfolio is the licensing of certain trademarks and trade names of S&P and of the S&P 500(R) Index, which is determined, composed and calculated by S&P without regard to the Portfolios. S&P has no obligation to take the needs of the Adviser or the owners of the Portfolio into consideration in determining, composing or calculating the S&P 500(R) Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Portfolio or the timing of the issuance or sale of the Portfolio or in the determination or calculation of the equation by which the Portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

     S&P does not guarantee the accuracy and/or the completeness of the S&P 500(R) Index, or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Manager, owners of the Portfolio, or any other person or entity from the use of the S&P 500(R) Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500(R) Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

     The inclusion of a security in the S&P 500(R) Index in no way implies an opinion by the index sponsors or S&P as to the attractiveness of that security as an investment. The Portfolio is not sponsored by or affiliated with the sponsor of its index.

OTHER INVESTMENT POLICIES OF THE INTERNATIONAL EQUITY PORTFOLIO

     In making investment decisions for this Portfolio, the Sub-Adviser will consider such factors as prospects for relative economic growth, government policies influencing exchange rates and business considerations, and the quality of individual issuers. In addition, in managing the Portfolio assets, the Sub-Adviser will determine in its good faith judgment:

          (a)  The country allocation among the international equity markets;

          (b)  The currency exposure (asset allocation across currencies); and

          (c)  The diversified security holdings within each equity market.

     The Portfolio has no present intention of altering its general policy of investing, under normal conditions, in foreign equity securities. However, under exceptional conditions abroad or when it is believed that economic or market conditions warrant, the Portfolio may, for temporary defensive purposes, invest part or all of its portfolio in equity securities of U.S. issuers; notes and bonds which at the time of their purchase are rated BBB or higher by S&P or Baa or higher by Moody's (see Appendix A "Ratings of Debt Securities").

     The Portfolio also may invest in foreign securities in the form of ADRs, EDRs, GDRs, IDRs or other similar securities convertible into securities of foreign issuers. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. Most ADRs are traded on a U.S. stock exchange. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying foreign securities.

     To hedge the market value of securities held, proposed to be held or sold, or relating to foreign currency exchange rates, the Portfolio may enter into or purchase securities or securities index options, foreign currency options, and futures contracts and related options with respect to securities, indexes of securities or currencies. The Portfolio also may buy and sell currencies on a spot or forward basis. Subject to compliance with applicable rules, futures contracts and related options may be used for any legally permissible purpose, including as a substitute for acquiring a basket of securities and to reduce transaction costs. The Portfolio also may purchase securities on a when-issued or forward commitment basis and engage in portfolio securities lending. The Portfolio may use all of these techniques (1) in an effort to manage cash flow and remain fully invested in the stock and currency markets, instead of or in addition to buying and selling stocks and currencies, or (2) in an effort to hedge against a decline in the value of securities or currencies owned by it or an increase in the price of securities which it plans to purchase.

     The Sub-Adviser believes that active currency management can enhance portfolio returns through opportunities arising from interest rate differentials between instruments denominated in different currencies and/or changes in value between currencies. Moreover, the Sub-Adviser believes active currency management can be employed as an overall portfolio risk management tool. For example, in its view, foreign currency management can provide overall portfolio risk diversification when combined with a portfolio of foreign securities, and the market risks of investing in specific foreign markets can at times be reduced by currency strategies which may not involve the currency in which the foreign security is denominated.

NON-FUNDAMENTAL POLICIES RELATED TO PORTFOLIO NAMES

     Certain of the Fund's Portfolios have names that suggest the Portfolio will focus on a type of investments, within the meaning of the SEC's Rule 35d-1. The Fund has adopted a non-fundamental policy for each of these Portfolios to invest at least 80% of the value of its assets (net assets plus the amount of any borrowing for investment purposes) in the particular type of investments suggested by its name. The affected Portfolios and their corresponding 80% policies are:

     MainStay VP Common Stock Portfolio - to invest, under normal circumstances, at least 80% of its assets in common stocks.

     MainStay VP S&P 500 Index Portfolio - to invest, under normal circumstances, at least 80% of its total assets in stocks in the S&P 500(R) Index.

     MainStay VP International Equity Portfolio - to invest, under normal circumstances, at least 80% of its assets in equity securities.

     MainStay VP Mid Cap Core Portfolio - to invest, under normal circumstances, at least 80% of its assets in securities of mid capitalization companies, as defined from time to time in the current prospectus for the Portfolio.

     MainStay VP Mid Cap Growth Portfolio - to invest, under normal circumstances, at least 80% of its assets in securities of mid capitalization companies, as defined from time to time in the current prospectus for the Portfolio.

     MainStay VP Small Cap Growth Portfolio - to invest, under normal circumstances, at least 80% of its assets in securities of small capitalization companies, as defined from time to time in the current prospectus for the Portfolio.

     MainStay VP Convertible Portfolio - to invest, under normal circumstances, at least 80% of its assets in convertible securities.

     MainStay VP Mid Cap Value Portfolio - to invest, under normal circumstances, at least 80% of its assets in securities of mid capitalization companies, as defined from time to time in the current prospectus for the Portfolio.

     MainStay VP Bond Portfolio - to invest, under normal circumstances, at least 80% of its assets in bonds.

     MainStay VP Government Portfolio - to invest, under normal circumstances, at least 80% of its assets in U.S. government securities.

     MainStay VP High Yield Corporate Bond Portfolio - to invest, under normal circumstances, at least 80% of its assets in high yield corporate debt securities.

     MainStay VP Floating Rate Portfolio - to invest, under normal circumstances, at least 80% of its assets in income producing floating rate loans and other floating rate debt securities ("Floating Rate Loans").

     With respect to each of these Portfolios, the Fund has adopted a policy to provide the Portfolio's shareholders with at least 60 days prior notice of any change in the policy of a Portfolio to invest at least 80% of its assets in the manner described above.

      INVESTMENT PRACTICES AND INSTRUMENTS COMMON TO TWO OR MORE PORTFOLIOS

     The Portfolios may engage in the following investment practices, or invest in the following instruments to the extent permitted in the Prospectus and elsewhere in this SAI. Unless otherwise stated in the Prospectus, many investment techniques are discretionary. That means the manager or Subadvisor may elect to employ or not employ the various techniques in their sole discretion. Investors should not assume that any particular discretionary investment technique will ever be employed, or, if employed, that it will be employed at all times.

     NONE OF THE PORTFOLIOS ALONE CONSTITUTES A COMPLETE INVESTMENT PROGRAM

     The loss of money is a risk of investing in the Portfolios. None of the Portfolios, individually or collectively, is intended to constitute a balanced or complete investment program and the NAV per share of each Portfolio will fluctuate based on the value of the securities held by each Portfolio. Each of the Portfolios is subject to the general risks and considerations associated with investing in mutual funds generally as well as additional risks and restrictions discussed herein.

SECURITIES OF OTHER INVESTMENT COMPANIES

     Each Portfolio may invest in securities of other investment companies, subject to limitations prescribed by the 1940 Act and any applicable investment restrictions described in the Fund's prospectus and SAI. Among other things, the 1940 Act limitations prohibit a Portfolio from (1) acquiring more than 3% of the voting shares of an investment company, (2) investing more than 5% of the Portfolio's total assets in securities of any one investment company, and (3) investing more than 10% of the Portfolio's total assets in securities of all investment companies. Each Portfolio indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which the Portfolio invests in addition to the fees and other expenses each Portfolio bears directly in connection with its own operations. These securities represent interests in professionally managed portfolios that may invest in various types of instruments pursuant to a wide range of investment styles. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve duplicative management and advisory fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value per share. Others are continuously offered at net asset value per share, but may also be traded in the secondary market.

EXCHANGE TRADED FUNDS

     To the extent the Portfolios may invest in securities of other investment companies, each Portfolio may invest in shares of exchange traded funds ("ETFs'). ETFs are investment companies that trade like stocks. Like stocks, shares of ETFs are not traded at net asset value, but may trade at prices above or below the value of their underlying portfolios. The price of an ETF is derived from and based upon the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of stocks. Thus, the risks of owning an ETF generally reflect the risk of owning the underlying securities they are designed track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Portfolio could result in losses on the Portfolio's investment in ETFs. ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly. A portfolio manager may from time to time invest in ETFs, primarily as a means of gaining exposure for the portfolio to the equity market without investing in individual common stocks, particularly in the context of managing cash flows into the Portfolio. (See also "Securities of Other Investment Companies.")

     The Portfolios can use various techniques to increase or decrease their exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities indices.

     The Portfolios can use these practices in an attempt to adjust the risk and return characteristics of their portfolios of investments. When a Portfolio uses such techniques in an attempt to reduce risk it is known as "hedging." If a Portfolio's Manager or Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

     All Portfolios may engage in the following investment practices or techniques, subject to the specific limits described in the Prospectus or elsewhere in this SAI. Unless otherwise stated in the Prospectus, many investment techniques are discretionary. That means a Portfolio's Manager or Sub-Adviser may elect to engage or not engage in the various techniques at its sole discretion. Investors should not assume that any particular discretionary investment technique or strategy will be employed at all times, or ever employed. With respect to some of the investment practices and techniques, Portfolios that are most likely to engage in a particular investment practice or technique are indicated in the relevant descriptions as Portfolios that may engage in such practices or techniques.

ARBITRAGE

     Each Portfolio may sell in one market a security which it owns and simultaneously purchase the same security in another market, or it may buy a security in one market and simultaneously sell it in another market, in order to take advantage of differences in the price of the security in the different markets. The Portfolios do not actively engage in arbitrage. Such transactions may be entered into only with respect to debt securities and will occur only in a dealer's market where the buying and selling dealers involved confirm their prices to the Portfolio at the time of the transaction, thus eliminating any risk to the assets of a Portfolio. Such transactions, which involve costs to a Portfolio, may be limited by the policy of each Portfolio to qualify as a "regulated investment company" under the Code.

BANK OBLIGATIONS

     Each Portfolio may invest in certificates of deposit, time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks and in certificates of deposit, time deposits and other short-term obligations issued by savings and loan associations ("S&Ls").

     Certificates of deposit are certificates evidencing the obligation of a bank or S&L to repay funds deposited with it for a specified period of time at a specified rate of return. Time deposits in banks or S&Ls are generally similar to certificates of deposit, but are uncertificated. Time deposits which may be held by the Portfolios will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer, usually in connection with international commercial transactions. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. No Portfolio may invest in time deposits maturing in more than seven days and that are subject to withdrawal penalties. Each Portfolio will limit its investment in time deposits for which there is a penalty for early withdrawal to 10% of its net assets.

     Investments in the obligations of banks are deemed to be "cash equivalents" if, at the date of investment, the banks have capital, surplus, and individual profits (as of the date of their most recently published financials) in excess of $100 million, or the equivalent in other currencies, or if, with respect to the obligations of other banks and S&Ls, such obligations are federally insured. Each Portfolio will invest accordingly. These limitations do not prohibit investments in the securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

CASH EQUIVALENTS

     Each of the Portfolios may invest in cash and cash equivalents. These include, but are not limited to: short-term obligations issued or guaranteed as to interest and principal by the U.S. government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities; see "Repurchase Agreements" and "Reverse Repurchase Agreements" for a description of the characteristics and risks of repurchase agreements); obligations of banks (certificates of deposit, bankers' acceptances and time deposits) which at the date of investment have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $100,000,000, and obligations of other banks or S&Ls if such obligations are federally insured; commercial paper (as described in this SAI); short-term corporate obligations which at the date of investment are rated AA or better by S&P or Aa or better by Moody's; and other debt instruments not specifically described if such instruments are deemed by the Directors or Manager to be of comparable high quality and liquidity. In addition, the International Equity Portfolio may invest in foreign cash and cash equivalents.

COMMERCIAL PAPER

     Each Portfolio may invest in commercial paper if it is rated at the time of investment Prime-1 by Moody's or A-1 by S&P, or, if not rated by Moody's or S&P, if a Portfolio's Manager or Sub-Adviser determines that the commercial paper is of comparable quality. In addition, each of the Balanced, Floating Rate, Mid Cap Value, Mid Cap Core, Mid Cap Growth and Small Cap Growth Portfolios may invest up to 5% of its total assets in commercial paper if rated in the second highest rating category by an NRSRO, such as S&P or Moody's, or, if unrated, if a Portfolio's Manager or Sub-Adviser determines that the commercial paper is of comparable quality. Commercial paper represents short-term (nine months or less) unsecured promissory notes issued by banks or bank holding companies, corporations and finance companies.

CONVERTIBLE SECURITIES

     The Balanced, Bond, Convertible, Floating Rate, Growth, Mid Cap Core, Mid Cap Value, Income & Growth, Mid Cap Growth, Small Cap Growth, Basic Value, High Yield Corporate Bond, Developing Growth, Total Return, and Value Portfolios may invest in securities convertible into common stock or the cash value of a single equity security or a basket or index of equity securities. Such investments may be made, for example, if the Manager or Sub-Adviser believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for inclusion in the Portfolios' holdings include convertible bonds, convertible preferred stocks, warrants or notes or other instruments that may be exchanged for cash payable in an amount that is linked to the value of a particular security, basket of securities, index or indices of securities or currencies.

     Convertible securities, until converted, have the same general characteristics as other fixed income securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to exchange the holder's investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

     As with all fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The unique feature of the convertible security is that as the market price of the underlying common stock declines, a convertible security tends to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

     Holders of fixed income securities (including convertible securities) have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation. However, convertible securities are typically subordinated to similar non-convertible securities of the same issuer.

     Accordingly, convertible securities have unique investment characteristics because (i) they have relatively high yields as compared to common stocks, (ii) they have defensive characteristics since they provide a fixed return even if the market price of the underlying common stock declines, and (iii) they provide the potential for capital appreciation if the market price of the underlying common stock increases.

     A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision or indenture pursuant to which the convertible security is issued. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to surrender the security for redemption, convert it into the underlying common stock or cash or sell it to a third party.

DEBT SECURITIES

     Debt securities may have fixed, variable or floating (including inverse floating) rates of interest. To the extent that a Portfolio invests in debt securities, it will be subject to certain risks. The value of the debt securities held by a Portfolio, and thus the net asset value, or NAV, of the shares of a Portfolio, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the average maturity of a Portfolio's investments, changes in relative values of the currencies in which a Portfolio's investments are denominated relative to the U.S. dollar, and the extent to which a Portfolio hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed income securities held by a Portfolio, and a decline in interest rates will increase the value of fixed income securities held by a Portfolio.

FLOATERS AND INVERSE FLOATERS

     The Balanced, Bond, Convertible, Floating Rate, Government, Total Return, High Yield Corporate Bond, and Basic Value Portfolios may, to the extent permitted by law, invest in floating rate debt instruments ("floaters"). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Portfolio with a certain degree of protection against rises in interest rates, a Portfolio will participate in any declines in interest rates as well.

     The Floating Rate, Total Return and Basic Value Portfolios may, to the extent permitted by law, invest in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Duration is the sensitivity of the price of a security to changes in interest rates. Certain inverse floaters may be determined to be illiquid securities for purposes of a Portfolio's limitation on investments in illiquid securities.

RISKS OF INVESTING IN HIGH YIELD SECURITIES ("JUNK BONDS")

     Certain Portfolios may invest in high yield securities (sometimes referred to as "junk" bonds). There is more price volatility, more risk of losing your principal and interest, a greater possibility of the issuer going bankrupt, plus additional risks. These securities are considered speculative.

     Investors should be willing to accept the risk associated with investment in high yield/high risk securities. Investment in high yield/high risk bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield/high risk bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield bonds may be more complex than for issuers of higher quality debt securities, and the ability of a Portfolio to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent upon such creditworthiness analysis than would be the case if the Portfolio were investing in higher quality bonds. High yield/high risk bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. The prices of high yield/high risk bonds have been found to be more sensitive to adverse economic downturns or individual corporate developments.

     The secondary market on which high yield/high risk bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Portfolio could sell a high yield/high risk bond, and could adversely affect and cause large fluctuations in the daily NAV of the Portfolio's shares. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield/high risk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If such securities are determined to be illiquid then a Portfolio will limit its investment in these securities subject to its limitation on investments in illiquid securities.

     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield/high risk bonds, especially in a thinly traded market.

     If the issuer of high yield/high risk bonds defaults, a Portfolio may incur additional expenses to seek recovery. In the case of high yield/high risk bonds structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

     The use of credit ratings as the sole method for evaluating high yield/high risk bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield/high risk bonds. Also, credit rating agencies may fail to change credit ratings on a timely basis to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Portfolio, the Portfolio may retain the portfolio security if the Manager or Sub-Adviser, where applicable, deems it in the best interest of the Portfolio's shareholders.

     Legislation designed to limit the use of high yield/high risk bonds in corporate transactions may have a material adverse effect on a Portfolio's NAV and investment practices. In addition, there may be special tax considerations associated with investing in high yield/high risk bonds structured as zero coupon or payment-in-kind securities. Interest or original issue discount on these securities is treated annually as income even though no cash interest is received until the security's maturity or payment date. As a result, the income which has accrued each year must be distributed to shareholders and such amounts will be taxable to shareholders. It is possible that a Portfolio might have to sell some of its assets to distribute cash to shareholders who elect to receive cash dividends. This could conceivably increase its expense ratios and decrease its rate of return, but, if, as expected, most shareholders elect to receive dividends in the form of additional shares, this should not pose a significant problem.

ZERO COUPON BONDS

     The Portfolios may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting market rate at the time of issuance. Because interest on zero coupon obligations is not paid to the Portfolio on a current basis but is, in effect, compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations which distribute income regularly. Zero coupon bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which a Portfolio must accrue and distribute every year even though a Portfolio receives no payment on the investment in that year. Zero coupon bonds tend to be more volatile than conventional debt securities.

U.S. GOVERNMENT SECURITIES

     U.S. government securities are securities issued or guaranteed by the United States government, its agencies or instrumentalities and include: (i) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance, U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturities of one to ten years), and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are backed by the full faith and credit of the United States government; and (ii) obligations issued or guaranteed by U.S. government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury (e.g., the Export-Import Bank); some of which are supported by the right of the issuer to borrow from the U.S. government (e.g., obligations of the Tennessee Valley Authority and the United States Postal Service); and some of which are backed only by the credit of the issuer itself (e.g., obligations of the Student Loan Marketing Association). U.S. government securities also include government-guaranteed mortgage-backed securities. (See "Mortgage-Related and Other Asset-Backed Securities" below.)

     U.S. government securities do not generally involve the credit risks associated with other types of interest bearing securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from other interest bearing securities. Like other fixed-income securities, however, the values of U.S. government securities change as interest rates fluctuate. When interest rates decline, the values of U.S. government securities can be expected to increase, and when interest rates rise, the values of U.S. government securities can be expected to decrease.

SHORT SALES AGAINST THE BOX

     Each Portfolio, except the Balanced, Bond and Common Stock Portfolios, may engage in short sales, which are transactions in which a Portfolio sells through a broker a security it does not own in anticipation of a possible decline in market price. Each of the Portfolios will only enter into short sales "against the box," and such transactions will be limited to involve no more than 5% of the Portfolio's net assets (25% with respect to the Convertible, Floating Rate, Mid Cap Value, Mid Cap Core, Mid Cap Growth, Small Cap Growth and

Basic Value Portfolios). A short sale against the box is a short sale where, at the time of the short sale, the Portfolio owns or has the right to obtain securities equivalent in kind and amount. A Portfolio may enter into a short sale against the box, among other reasons, to hedge against a possible market decline in the value of the security owned by the Portfolio. If the value of a security sold short against the box increases, the Portfolio would suffer a loss when it purchases or delivers to the selling broker the security sold short. The proceeds of the short sale are retained by the broker pursuant to applicable margin rules. If a broker with which a Portfolio has open short sales were to become bankrupt, the Portfolio could experience losses or delays in recovering gains on short sales. The Portfolios will only enter into short sales against the box with brokers the Manager or Sub-Advisers believe are creditworthy.

REPURCHASE AGREEMENTS

     The Portfolios may enter into repurchase agreements, including foreign repurchase agreements, with any member bank of the Federal Reserve System or a member firm of the National Association of Securities Dealers, Inc. that is determined to be creditworthy by the Manager or Sub-Advisers. A repurchase agreement, which provides a means for a Portfolio to earn income on uninvested cash for periods as short as overnight, is an arrangement under which the purchaser (i.e., a Portfolio) purchases a security, usually in the form of a debt obligation (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Repurchase agreements with foreign banks may be available with respect to government securities of the particular foreign jurisdiction. The custody of the Obligation will be maintained by a Portfolio's Custodian, or another custodian as agent for the Portfolio and the Portfolio's counterparty. Each Portfolio attempts to assure that the value of its purchased securities, including any accrued interest, will at all times exceed the value of the repurchase agreement. The repurchase price may be higher than the purchase price, the difference being income to a Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Portfolio together with the repurchase price upon repurchase. In either case, the income to a Portfolio is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

     For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from a Portfolio to the seller of the Obligation. It is not clear whether a court would consider the Obligation purchased by a Portfolio subject to a repurchase agreement as being owned by a Portfolio or as being collateral for a loan by a Portfolio to the seller.

     In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Portfolio may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Portfolio has not perfected a security interest in the Obligation, a Portfolio may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Portfolio would be at the risk of losing some or all of the principal and income involved in the transaction. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, a Portfolio could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), a Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

     The Directors have delegated to each Portfolio's Manager or Sub-Adviser the authority and responsibility to monitor and evaluate the Portfolio's use of repurchase agreements, including identification of sellers whom they believe to be creditworthy, and have authorized the Portfolios to enter into repurchase agreements with such sellers. As with any unsecured debt instrument purchased for the Portfolios, each Portfolio's Manager or Sub-Adviser seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation.

REVERSE REPURCHASE AGREEMENTS

     Each Portfolio may enter into domestic or foreign reverse repurchase agreements with banks or broker-dealers, which involve the sale of a security by a Portfolio and its agreement to repurchase the instrument at a specified time and price.

     Under a reverse repurchase agreement, a Portfolio continues to receive any principal and interest payments on the underlying security during the term of the agreement. These agreements involve the sale of debt securities (obligations) held by a Portfolio, with an agreement to repurchase the obligations at an agreed upon price, date and interest payment. The proceeds will be used to purchase other debt securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements will be utilized, when permitted by law, only when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction.

     Reverse repurchase agreements will not extend for more than 30 days nor, in the case of the Mid Cap Value and Small Cap Growth Portfolios, will such agreements involve more than 5% of the net assets of the Portfolios. This practice is not for investment leverage but solely to facilitate management of the investment portfolio by enabling the Portfolio to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous.

     While a reverse repurchase agreement is outstanding, the Portfolios will maintain appropriate liquid assets in a segregated custodian account to cover their obligations under the agreement. The Portfolios will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Sub-Advisers.

     The use of reverse repurchase agreements by a Portfolio creates leverage which increases a Portfolio's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Portfolio's earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case.

     If the buyer of the debt securities pursuant to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed and there is a risk of loss due to any decline in their value.

     During the period any reverse repurchase agreements are outstanding, to the extent necessary to assure completion of the reverse repurchase agreements, a Portfolio will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements. Interest paid on borrowed funds will not be available for investment. The Portfolio will liquidate any such borrowings as soon as possible and may not purchase any portfolio instruments while any borrowings are outstanding (except as described above).

LENDING OF PORTFOLIO SECURITIES

     Each Portfolio may seek to increase its income by lending portfolio securities, in accordance with procedures adopted by the Board of Directors, to certain broker-dealers and institutions. A Portfolio would have the right to call a loan and obtain the securities loaned at any time generally on less than five days' notice. For the duration of a loan, a Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. A Portfolio would not, however, have the right to vote any securities having voting rights during the existence of the loan, but a Portfolio would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially or breach its agreement with a Portfolio. The borrower would be liable for the shortage, but recovery by the Portfolio cannot be assured.

ILLIQUID SECURITIES

     A Portfolio may invest in illiquid securities. Illiquid securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. This includes repurchase agreements maturing in more than seven days. Difficulty in selling securities may result in a loss or may be costly to a Portfolio. Under the supervision of the Board, the Manager determines the liquidity of a Portfolio's investments; in doing so, the Manager may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers, (3) the dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

RESTRICTED SECURITIES

     Restricted securities have no ready market and are subject to legal restrictions on their sale (other than those eligible for resale pursuant to Rule 144A or Section 4(2) of the 1933 Act determined to be liquid pursuant to guidelines adopted by the Board of Directors). Difficulty in selling securities may result in a loss or be costly to a Portfolio. Restricted securities generally can be sold only in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder (i.e., the Portfolio) might obtain a less favorable price than prevailed when it decided to seek registration of the security. Restricted securities will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

BORROWING

     Each Portfolio may borrow consistent with its investment restrictions. This borrowing may be unsecured. The 1940 Act requires a Portfolio to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Portfolio may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time and could cause the Portfolio to be unable to meet certain requirements for qualification as a regulated investment company for federal tax purposes. To avoid the potential leveraging effects of a Portfolio's borrowings, a Portfolio will repay any money borrowed in excess of 5% of its total assets prior to purchasing additional securities. Borrowing may exaggerate the effect on a Portfolio's NAV of any increase or decrease in the market value of the Portfolio's portfolio securities. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The Basic Value Portfolio may engage in leveraging in an effort to increase returns. Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on the Portfolio's NAV; money borrowed will be subject to interest and other costs (which may include commitment fees or the cost of maintaining minimum average balances, or both), which may or may not exceed income received from the securities purchased with the borrowed funds. The use of borrowing tends to result in a faster than average movement, up or down, in the NAV of a Portfolio's shares.

FOREIGN SECURITIES

     Each Portfolio, except the Government Portfolio, may invest in U.S. dollar-denominated and non-dollar denominated foreign debt securities (including those issued by the Dominion of Canada and its provinces and other securities which meet the criteria applicable to that Portfolio's domestic investments), in foreign equity securities, and in certificates of deposit issued by foreign banks and foreign branches of United States banks, to any extent deemed appropriate by the Manager or Sub-Adviser. The Bond, Common Stock and Developing Growth Portfolios may purchase foreign securities up to a maximum of 10% of the Portfolio's total assets. The Balanced Portfolio may purchase foreign securities up to a maximum of 20% of the Portfolio's total assets. The S&P 500 Index Portfolio will invest in foreign securities to the extent that foreign securities are included in the S&P 500(R) Index.

     Investors should carefully consider the appropriateness of foreign investing in light of their financial objectives and goals. While foreign markets may present unique investment opportunities, foreign investing involves risks not associated with domestic investing. Foreign investments could be more difficult to sell than U.S. investments. Securities denominated in foreign currencies may gain or lose value as a result of fluctuating currency exchange rates. Securities markets in other countries are not always as efficient as those in the U.S. and are sometimes less liquid and more volatile. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. If foreign securities are determined to be illiquid then a Portfolio will limit its investment in these securities subject to its limitation on investments in illiquid securities. Foreign securities transactions may be subject to higher brokerage and custodial costs than domestic securities transactions. Other risks involved in investing in the securities of foreign issuers include differences in accounting, auditing and financial reporting standards; limited publicly available information; the difficulty of assessing economic trends in foreign countries; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); government interference, including government ownership of companies in certain sectors, wage and price controls, or imposition of trade barriers and other protectionist measures; difficulties in invoking legal process abroad and enforcing contractual obligations; political, social or economic instability which could affect U.S. investments in foreign countries; and potential restrictions on the flow of international capital. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Additional costs associated with an investment in foreign securities may include higher transaction, custody and foreign currency conversion costs. In the event of litigation relating to a portfolio investment, the Portfolios may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.

     Foreign securities are those issued by companies domiciled outside the U.S. and traded only or primarily in trading markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing. Some foreign securities are issued by companies organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, ADRs and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are not subject to all the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities traded in U.S. securities markets.

     Investment in emerging market countries presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general. Developing countries have economic structures that are less mature. Furthermore, developing countries have less stable political systems and may have high inflation, rapidly changing interest and currency exchange rates, and their securities markets are substantially less developed. The economies of developing countries generally are heavily dependent upon international trade, and, accordingly, have been and may continue to be adversely affected by barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures in the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

DEPOSITARY RECEIPTS

     Each Portfolio may invest in American Depositary Receipts ("ADRs"). ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. Most ADRs are traded on a U.S. stock exchange. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR. European Depositary Receipts and International Depositary Receipts are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities. Global Depositary Receipts are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying foreign securities.

FOREIGN CURRENCY TRANSACTIONS

     Each Portfolio, except the Government Portfolio, may, to the extent it invests in foreign securities, enter into foreign currency forward contracts in order to protect against uncertainty in the level of future foreign currency exchange rates. It is not expected that the S&P 500 Index Portfolio will engage in any foreign currency transactions. A Portfolio will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A foreign currency forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

     Normally, consideration of the prospect for currency parities will be incorporated in a longer term investment decision made with regard to overall diversification strategies. However, the Manager and Sub-Advisers believe that it is important to have the flexibility to enter into such forward contracts when they determine that the best interest of a Portfolio will be served. Generally, the Manager and Sub-Advisers believe that the best interest of a Portfolio will be served if a Portfolio is permitted to enter into forward contracts under specified circumstances. First, when a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, a Portfolio will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received, although a Portfolio would also forego any gain it might have realized had rates moved in the opposite direction. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge."

     Second, when the Manager or Sub-Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of a Portfolio's securities holdings denominated in such foreign currency. Such a hedge (sometimes referred to as a "position hedge") will tend to offset both positive and negative currency fluctuations, but will not offset changes in security values caused by other factors. A Portfolio also may hedge the same position by using another currency (or a basket of currencies) expected to perform similarly to the hedged currency, when exchange rates between the two currencies are sufficiently correlated ("proxy hedge"). The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. With respect to positions that constitute "transaction" or "position hedges" (including "proxy hedges"), a Portfolio will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate a Portfolio to deliver an amount of foreign currency in excess of the value of a Portfolio's securities or other assets denominated in that currency (or the related currency, in the case of a proxy hedge).

     Finally, a Portfolio may enter into forward contracts to shift its investment exposure from one currency into another currency that is expected to perform better relative to the U.S. dollar. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a Portfolio had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Portfolio to assume the risk of fluctuations in the value of the currency it purchases.

     At the consummation of the forward contract, a Portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase at the same maturity date the same amount of such foreign currency. If a Portfolio chooses to make delivery of the foreign currency, it may be required to obtain such currency for delivery through the sale of portfolio securities denominated in such currency or through conversion of other assets of a Portfolio into such currency. If a Portfolio engages in an offsetting transaction, a Portfolio will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

     A Portfolio's dealing in forward contracts will be limited to the transactions described above. Of course, a Portfolio is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager or Sub-Adviser, where applicable. A Portfolio generally will not enter into a forward contract with a term of greater than one year.

     In cases other than transactions which constitute "transaction hedges" or "position hedges" (including "proxy hedges"), a Portfolio will place cash not available for investment or liquid debt securities (denominated in the foreign currency subject to the forward contract) in a segregated account in an amount equal to the value of a Portfolio's total assets committed to the consummation of foreign currency forward contracts entered into as a hedge against a substantial decline in the value of a particular foreign currency. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account by a Portfolio on a daily basis so that the value of the account will equal the amount of a Portfolio's commitments with respect to such contracts.

     It should be realized that this method of protecting the value of a Portfolio's securities holdings against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. It also reduces any potential gain which may have otherwise occurred had the currency value increased above the settlement price of the contract.

     A Portfolio's foreign currency transactions may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.

     The Manager and Sub-Advisers believe active currency management can be employed as an overall portfolio risk management tool. For example, in their view, foreign currency management can provide overall portfolio risk diversification when combined with a portfolio of foreign securities, and the market risks of investing in specific foreign markets can at times be reduced by currency strategies which may not involve the currency in which the foreign security is denominated.

MORTGAGE DOLLAR ROLLS

     A mortgage dollar roll ("MDR") is a transaction in which a Portfolio sells mortgage-related securities from its portfolio to a counter party from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio will maintain a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the mortgage-related securities returned to the Portfolio at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counter party.

BRADY BONDS

     Each Portfolio may invest a portion of its assets in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings. Brady Bonds are not considered U. S. government securities. Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (primarily the U.S. dollar). U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

     Brady Bonds involve various risk factors, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. Investments in Brady Bonds are to be viewed as speculative. There can be no assurance that Brady Bonds in which the Portfolio may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

FOREIGN GOVERNMENT AND SUPRANATIONAL ENTITY SECURITIES

     The Balanced, Bond, Total Return, High Yield Corporate Bond, and Basic Value Portfolios may invest in debt securities or obligations of foreign governments, agencies, and supranational organizations ("Sovereign Debt"). The Balanced Portfolio may invest up to 20% of its total assets in foreign government securities [or] of issuers in countries considered stable by the Manager and in securities of supranational entities. The Portfolio's holdings may include government securities of a number of foreign countries or, depending upon market conditions, those of a single country. Investments in Sovereign Debt can involve greater risks than investing in U.S. government securities. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Portfolio may have limited legal recourse in the event of default.

     The Manager's or Sub-Adviser's determination that a particular country should be considered stable depends on its evaluation of political and economic developments affecting the country as well as recent experience in the markets for government securities of the country. The Manager or Sub-Adviser does not believe that the credit risk inherent in the obligations of such stable foreign governments is significantly greater than that of U.S. government securities. The percentage of the Portfolio's assets invested in foreign government securities will vary depending on the relative yields of such securities, the economies of the countries in which the investments are made and such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currencies to the U.S. dollar. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.

     Debt securities of "quasi-governmental entities" are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Examples of quasi-governmental issuers include, among others, the Province of Ontario and the City of Stockholm.

     A "supranational entity" is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development), the European Investment Bank, the Asian Development Bank and the European Coal and Steel Community. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and, in many cases, are committed to make additional contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income.

     The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect the Portfolio's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While the Manager intends to manage the Portfolio's portfolio in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Portfolio to suffer a loss of interest or principal on any of its holdings.

Language indicated as being shown by strike-through in the typeset document is enclosed in brackets "[" and "]" in the electronic format.

FOREIGN INDEX-LINKED INSTRUMENTS

     As part of its investment program, and to maintain greater flexibility, the Mid Cap Core and Income & Growth Portfolios each may, subject to compliance with their respective limitations applicable to its investment in debt securities, invest in instruments issued by the U.S. or a foreign government or by private issuers that return principal and/or pay interest to investors in amounts which are linked to the level of a particular foreign index ("foreign index-linked instruments"). Foreign index-linked instruments have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time.

     A foreign index may be based upon the exchange rate of a particular currency or currencies or the differential between two currencies, or the level of interest rates in a particular country or countries or the differential in interest rates between particular countries. In the case of foreign index-linked instruments linking the interest components to a foreign index, the amount of interest payable will adjust periodically in response to changes in the level of the foreign index during the term of the foreign index-linked instrument. The risks of such investments would reflect the risks of investing in the index or other instrument, the performance of which determines the return for the instrument. Tax considerations may limit the Portfolios' ability to invest in foreign index-linked instruments.

WHEN-ISSUED SECURITIES

     Each Portfolio may from time to time purchase securities on a "when-issued" basis. Debt securities are often issued in this manner. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery of and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by the Portfolio and no interest accrues to the Portfolio. To the extent that assets of a Portfolio are held in cash pending the settlement of a purchase of securities, that Portfolio would earn no income; however, it is the Fund's intention that each Portfolio will be fully invested to the extent practicable and subject to the policies stated herein. Although when-issued securities may be sold prior to the settlement date, each Portfolio intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

     The transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Portfolio and not for purposes of leveraging the Portfolio's assets. However, a Portfolio will not accrue any income on these securities prior to delivery. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom a Portfolio has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Portfolio.

     At the time the Fund makes the commitment on behalf of a Portfolio to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Portfolio's NAV. The market value of the when-issued securities may be more or less than the purchase price payable at the settlement date. The Directors do not believe that a Portfolio's NAV or income will be exposed to additional risk by the purchase of securities on a when-issued basis. Each Portfolio will establish a segregated account in which it will maintain liquid assets at least equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

     Each Portfolio may buy mortgage-related and asset-backed securities. Mortgage-related and asset-backed securities are securities which derive their value from underlying pools of loans that may include interests in pools of lower-rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities.

     Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of a mortgage-related security with prepayment features may not increase as much as other fixed-income securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved.

     The ability of a Portfolio to successfully utilize these instruments may depend in part upon the ability of the Portfolio's Manager or Sub-Adviser to forecast interest rates and other economic factors correctly. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and if the security has been purchased at a premium the amount of the premium would be lost in the event of prepayment. Mortgage-related securities are interests in pools of residential or commercial mortgage loans or leases, including mortgage loans made by S&Ls, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities"). The Portfolios, to the extent permitted in the Prospectus, may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

     If any such security is determined to be illiquid, a Portfolio will limit its investment in these instruments subject to a Portfolio's limitation on investments in illiquid securities.

     MORTGAGE PASS-THROUGH SECURITIES. Mortgage pass-through securities, which are interests in pools of mortgage-related securities, differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Some mortgage pass-through certificates may include securities backed by adjustable-rate mortgages which bear interest at a rate that will be adjusted periodically.

     Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Portfolio to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost.

     Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. government (in the case of securities guaranteed by FNMA or FHLMC, which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations).

     GNMA Certificates. The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly-owned U.S. government corporation within the U.S. Department of Housing and Urban Development ("HUD"). GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as S&Ls, commercial banks and mortgage bankers) and backed by pools of FHA-insured or Veterans Administration-guaranteed mortgages. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

     Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the FNMA and the FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of HUD and acts as a government instrumentality under authority granted by Congress. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered S&Ls, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government. FNMA is authorized to borrow from the U.S. Treasury to meet its obligations.

     FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

     If either fixed or variable rate pass-through securities issued by the U.S. government or its agencies or instrumentalities are developed in the future, the Portfolios reserve the right to invest in them.

     Commercial banks, S&Ls, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental insurers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the non-governmental pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Portfolio's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Portfolios may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, each Portfolio's Manager or Sub-Adviser determines that the securities meet the Portfolio's quality standards.

     Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. No Portfolio will purchase mortgage-related securities or any other assets which in the opinion of the Portfolio's Manager or Sub-Adviser are illiquid if, as a result, more than 15% of the value of the Portfolio's net assets (10% with respect to the Balanced, Common Stock, Bond, Value, and Growth Portfolios) will be illiquid. Early repayment of principal on mortgage-backed securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Portfolio to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities.

     COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid on a CMO, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity class receive principal only after the first call has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bonds currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or S&Ls) to borrow against their loan portfolios.

     The eligible Portfolios will not invest in any privately issued CMOs that do not meet the requirements of Rule 3a-7 under the 1940 Act if, as a result of such investment, more than 5% of a Portfolio's net assets would be invested in any one such CMO, more than 10% of the Portfolio's net assets would be invested in such CMOs and other investment company securities in the aggregate, or the Portfolio would hold more than 3% of any outstanding issue of such CMOs.

     FHLMC COLLATERALIZED MORTGAGE OBLIGATIONS ("FHLMC CMOS"). FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the FHLMC CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

     If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

     Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

     OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

     The Portfolios' Manager or Sub-Advisers expect that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, a Portfolio's Manager or Sub-Adviser will, consistent with a Portfolio's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

     CMO RESIDUALS. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs, and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Portfolio may fail to recoup fully its initial investment in a CMO residual.

     CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the 1933 Act, as amended. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Portfolio's limitation on investment in illiquid securities.

     CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO, there is no assurance that the collateral securing such CMO will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs in the over-the-counter market, the depth and liquidity of which will vary from time to time.

     STRIPPED MORTGAGE-BACKED SECURITIES. Stripped Mortgage-Backed Securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including S&Ls, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

     Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Portfolio's limitation on investment in illiquid securities.

     OTHER ASSET-BACKED SECURITIES. The Manager and Sub-Advisers expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile Receivables(SM) ("CARS(SM)"). CARS(SM) represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicles retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS(SM) are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS(SM) may be affected by early prepayment of principal on the underlying vehicles' sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of Federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted. If consistent with a Portfolio's investment objective and policies, the Manager or Sub-Adviser also may invest in other types of asset-backed securities. Certain asset-backed securities may present the same types of risks that may be associated with mortgage-backed securities.

LOAN PARTICIPATION INTERESTS

     The Portfolios may invest in participation interests in loans. A Portfolio's investment in loan participation interests may take the form of participation interests in, assignments of or novations of a corporate loan ("Participation Interests"). The Participation Interests may be acquired from an agent bank, co-lenders or other holders of Participation Interests ("Participants"). In a novation, a Portfolio would assume all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. As an alternative, a Portfolio may purchase an assignment of all or a portion of a lender's interest in a corporate loan, in which case, a Portfolio may be required generally to rely on the assigning lender to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the corporate loan. A Portfolio also may purchase a Participation Interest in a portion of the rights of a lender in a corporate loan. In such a case, a Portfolio will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights directly against the agent bank or the borrower; rather the Portfolio must rely on the lending institution for that purpose. A Portfolio will not act as an agent bank, a guarantor or sole negotiator of a structure with respect to a corporate loan.

     In a typical corporate loan involving the sale of Participation Interests, the agent bank administers the terms of the corporate loan agreement and is responsible for the collection of principal and interest and fee payments to the credit of all lenders which are parties to the corporate loan agreement. The agent bank in such cases will be qualified under the 1940 Act to serve as a custodian for a registered investment company such as each Portfolio of the Fund. A Portfolio generally will rely on the agent bank or an intermediate Participant to collect its portion of the payments on the corporate loan. The agent bank monitors the value of the collateral and, if the value of the collateral declines, may take certain action, including accelerating the corporate loan, giving the borrower an opportunity to provide additional collateral or seeking other protection for the benefit of the Participants in the corporate loan, depending on the terms of the corporate loan agreement. Furthermore, unless under the terms of a participation agreement a Portfolio has direct recourse against the borrower (which is unlikely), a Portfolio will rely on the agent bank to use appropriate creditor remedies against the borrower. The agent bank also is responsible for monitoring compliance with covenants contained in the corporate loan agreement and for notifying holders of corporate loans of any failures of compliance. Typically, under corporate loan agreements, the agent bank is given broad discretion in enforcing the corporate loan agreement, and is obligated to use only the same care it would use in the management of its own property. For these services, the borrower compensates the agent bank. Such compensation may include special fees paid on structuring and funding the corporate loan and other fees paid on a continuing basis.

     A financial institution's employment as an agent bank may be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding. A successor agent bank generally will be appointed to replace the terminated bank, and assets held by the agent bank under the corporate loan agreement should remain available to holders of corporate loans. If, however, assets held by the agent bank for the benefit of a Portfolio were determined by an appropriate regulatory authority or court to be subject to the claims of the agent bank's general or secured creditors, the Portfolio might incur certain costs and delays in realizing payment on a corporate loan, or suffer a loss of principal and/or interest. In situations involving intermediate Participants similar risks may arise.

     When a Portfolio acts as co-lender in connection with a Participation Interest or when a Portfolio acquires a Participation Interest the terms of which provide that a Portfolio will be in privity of contract with the corporate borrower, the Portfolio will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In all other cases, the Portfolio will look to the agent bank to enforce appropriate credit remedies against the borrower. In acquiring Participation Interests a Portfolio's Manager or Sub-Adviser will conduct analysis and evaluation of the financial condition of each such co-lender and participant to ensure that the Participation Interest meets the Portfolio's qualitative standards. There is a risk that there may not be a readily available market for loan Participation Interests and, in some cases, this could result in a Portfolio disposing of such securities at a substantial discount from face value or holding such security until maturity. When a Portfolio is required to rely upon a lending institution to pay the Portfolio principal, interest, and other amounts received by the lending institution for the loan participation, the Portfolio will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification and concentration of the Portfolio's holdings.

     The principal credit risk associated with acquiring Participation Interests from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. A Portfolio may incur additional credit risk, however, when it is in the position of participant rather than a co-lender because the Portfolio must assume the risk of insolvency of the co-lender from which the Participation Interest was acquired and that of any person interpositioned between the Portfolio and the co-lender.

RULE 144A SECURITIES AND SECTION 4(2) COMMERCIAL PAPER

     Each Portfolio may invest up to 20% of its net assets in Rule 144A securities. Each Portfolio may invest up to 20% of its net assets in 4(2) commercial paper (with the exception of Convertible and the High Yield Corporate Bond Portfolios, which may invest up to 40% of its net assets in 4(2) commercial paper). Certain securities may be only sold subject to limitations imposed under the federal securities laws. Among others, two categories of such securities are(1) restricted securities that may be sold only to certain types of purchasers to the limitations of Rule 144A under the Securities Exchange Act of 1934 ("Rule 144A securities") and (2) commercial debt securities that are not sold in a public offering and therefore exempt from registration under Section 4(2) of the Securities Act of 1933 ("4(2) commercial paper"). The resale limitations on these types of securities may effect their liquidity.

     The Directors have the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Directors have delegated the function of making day-to-day determinations of liquidity to the Manager or the Subadvisor pursuant to guidelines approved by the Directors.

     The Manager or the Subadvisor takes into account a number of factors in determining whether a Rule 144A security being considered for purchase by a Portfolio is liquid, including at least the following:

     (i) the frequency and size of trades and quotes for the Rule 144A security relative to the size of the Portfolio's holding;

     (ii) the number of dealers willing to purchase or sell the 144A security and the number of other potential purchasers;

     (iii) dealer undertaking to make a market in the 144a security; and

     (iv) the nature of the 144a security and the nature of the market for the 144A security (i.e., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

To make the determination that an issue of 4(2) commercial paper is liquid, a Manager or Subadvisor must conclude that the following conditions have been met:

     (a) the 4(2) commercial paper is not traded flat or in default as to principal or interest;

     (b) the 4(2) commercial paper is rated:


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
          (i) in one of the two highest rating categories by at least two NRSROs; or

          (ii) if only one NRSRO rates the security, the 4(2) commercial paper is rated in one of the two highest rating categories by that NRSRO; or

          (iii) if the security is unrated, the Manager or Subadvisor has determined that the security is of equivalent quality based on factors commonly used by rating agencies; and

     (c) there is a viable trading market for the specific security, taking into account all relevant factors (e.g., whether the security is the subject of a commercial paper program that is administered by an issuing and paying agent bank and for which there exists a dealer willing to make a market in the security, the size of trades relative to the size of the Portfolio's holding or whether the 4(2) commercial paper is administered by a direct issuer pursuant to a direct placement program).

REAL ESTATE INVESTMENT TRUSTS ("REITS")

     Each Portfolio may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. The Portfolios will not invest in real estate directly, but only in securities issued by real estate companies. However, to the extent a Portfolio invests in REITs, it is also subject to the risks associated with the direct ownership of real estate. These risks include: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition, increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; and changes in interest rates. Thus, the value of the Portfolio's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

     REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Accordingly, REIT shares can be more volatile than--and at times will perform differently from--large-capitalization stocks such as those found in the Dow Jones Industrial Average. In addition, because smaller-capitalization stocks are typically less liquid than large-capitalization stocks, REIT shares may sometimes experience greater share-price fluctuations than the stocks of larger companies.

OPTIONS ON SECURITIES

     Each Portfolio, except the Balanced, Bond and Common Stock Portfolios, may purchase put or call options which are traded on an exchange or in the over-the-counter market. In addition, the Capital Appreciation, Convertible, Government, High Yield Corporate Bond, Income & Growth, Basic Value, Total Return, and Value Portfolios may purchase puts and calls, other than "protective puts" in which the security to be sold is identical or substantially identical to a security already held by the Portfolios or to a security which the Portfolios have a right to purchase, with a value of up to 5% of such Portfolios' respective net assets. The Capital Appreciation, Convertible, High Yield Corporate Bond, Total Return, and Value Portfolios may each purchase protective puts (in which the security to be sold is identical or substantially identical to a security already held by the Portfolio or to a security which the Portfolio has the right to purchase) with a value of up to 25% of such Portfolios' respective net assets. The Income & Growth and Basic Value Portfolios may each purchase protective puts with a value of up to 20% of its net assets. The Growth Portfolio may also purchase protective puts. Options traded in the over-the-counter market may not be as actively traded as those listed on an exchange. Accordingly, it may be more difficult to value such options and to be assured that they can be closed out at any time. The Portfolios will engage in such transactions only with firms of sufficient creditworthiness so as to minimize these risks.

     The Portfolios may purchase put options on securities to protect their holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements


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
generally correlate with one another. The purchase of put options on securities held in the portfolio or related to such securities will enable a Portfolio to preserve, at least partially, unrealized gains occurring prior to the purchase of the option on a portfolio security without actually selling the security. In addition, a Portfolio will continue to receive interest or dividend income on the security.

     The Portfolios may also purchase call options on securities the Portfolios intend to purchase to protect against substantial increases in prices of such securities pending their ability to invest in an orderly manner in such securities. In order to terminate an option position, the Portfolios may sell put or call options identical to those previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option when it was purchased.

     WRITING CALL OPTIONS. Each Portfolio, except the Balanced, Bond or Common Stock Portfolios, may sell ("write") covered call options on the portfolio securities of such Portfolio in an attempt to enhance investment performance; however the Capital Appreciation, Convertible, Government, High Yield Corporate Bond, Total Return, and Value Portfolios may write covered call options with respect to no more than 25% of the value of their respective net assets. The Income & Growth and the Basic Value Portfolios may write covered call options with respect to no more than 20% of the value of their respective net assets. A call option sold by a Portfolio is a short-term contract, having a duration of nine months or less, which gives the purchaser of the option the right to buy, and imposes on the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price upon the exercise of the option at any time prior to the expiration date, regardless of the market price of the security during the option period. A call option may be covered by, among other things, the writer's owning the underlying security throughout the option period, or by holding, on a share-for-share basis, a call on the same security as the call written, where the exercise price of the call held is equal to or less than the price of the call written, or greater than the exercise price of a call written if the difference is maintained by a Portfolio in liquid assets in a segregated account with its Custodian.

     A Portfolio will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, a Portfolio will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Portfolio will retain the risk of loss should the price of the security decline, which loss the premium is intended to offset in whole or in part. A Portfolio, in writing "American Style" call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price. In contrast, "European Style" options may only be exercised on the expiration date of the option. Covered call options and the securities underlying such options will be listed on national securities exchanges, except for certain transactions in options on debt securities and foreign securities.

     A Portfolio may protect itself from further losses due to a decline in value of the underlying security or from the loss of ability to profit from appreciation by buying an identical option, in which case the purchase cost may offset the premium. In order to do this, a Portfolio makes a "closing purchase transaction"--the purchase of a call option on the same security with the same exercise price and expiration date as the covered call option which it has previously written on any particular security. A Portfolio will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option in a closing transaction is less or more than the amount received from the sale of the covered call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Portfolio. When a security is to be sold from a Portfolio's holdings, a Portfolio will first effect a closing purchase transaction so as to close out any existing covered call option on that security or otherwise cover the existing call option.

     A closing purchase transaction may be made only on a national or foreign securities exchange which provides a secondary market for an option with the same exercise price and expiration date, except as discussed below. There is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. If a Portfolio is unable to effect a closing purchase transaction involving an exchange-traded option, a Portfolio will not sell the underlying security until the option expires, or the Portfolio otherwise covers the existing option portion or the Portfolio delivers the underlying security upon exercise. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or purchase the underlying securities at the exercise price. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Therefore, a closing purchase transaction for an over-the-counter option may in many cases only be made with the other party to the option. If such securities are determined to be illiquid then a Portfolio will limit its investment in these securities subject to its limitation on investments in illiquid securities.

     Each Portfolio pays brokerage commissions and dealer spreads in connection with writing covered call options and effecting closing purchase transactions, as well as for purchases and sales of underlying securities. The writing of covered call options could result in significant increases in a Portfolio's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate. Subject to the limitation that all call and put option writing transactions be covered, the Portfolios may, to the extent determined appropriate by the Manager or Sub-Adviser, where applicable, engage without limitation in the writing of options on U.S. government securities.

     WRITING PUT OPTIONS. Each Portfolio, except the Balanced, Bond and Common Stock Portfolios, may also write covered put options. A put option is a short-term contract which gives the purchaser of the put option, in return for a premium, the right to sell the underlying security to the seller of the option at a specified price during the term of the option. Put options written by a Portfolio are agreements by a Portfolio, for a premium received by the Portfolio, to purchase specified securities at a specified price if the option is exercised during the option period. A put option written by a Portfolio is "covered" if a Portfolio maintains liquid assets with a value equal to the exercise price in a segregated account with its Custodian; however, the Capital Appreciation, Convertible, High Yield Corporate Bond, Total Return and Value Portfolios may not write any covered put options, if, as a result, more than 25% of a Portfolio's net assets (taken at current value) would be subject to put options written by such Portfolio. The Income & Growth and Basic Value Portfolios may not write covered put options if, as a result, more than 20% of their total assets (taken at current value) would be subject to put options written by such Portfolio. The Government Portfolio may not write any covered put options on U.S. government securities if, as a result, more than 50% of its total assets (taken at current value) would be subject to put options written by such Portfolio. A put option is also "covered" if a Portfolio holds, on a share-for-share basis, a put on the same security as the put written, where the exercise price of the put held is equal to or greater than the exercise price of the put written, or less than the exercise price of the put written if the difference is maintained by a Portfolio in liquid assets in a segregated account with its Custodian.

     The premium that a Portfolio receives from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

     A covered put writer assumes the risk that the market price for the underlying security will fall below the exercise price, in which case the writer could be required to purchase the security at a higher price than the then-current market price of the security. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

     The Portfolios may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised. The Portfolios also may effect a closing purchase transaction, in the case of a put option, to permit the Portfolios to maintain their holdings of the deposited U.S. Treasury obligations, to write another put option to the extent that the exercise price thereof is secured by the deposited U.S. Treasury obligations, or to utilize the proceeds from the sale of such obligations to make other investments.

     If a Portfolio is able to enter into a closing purchase transaction, a Portfolio will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. After writing a put option, a Portfolio may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

     In addition, the Portfolios may also write straddles (combinations of covered puts and calls on the same underlying security). The extent to which the Portfolios may write covered call options and enter into so-called "straddle" transactions involving put or call options may be limited by the requirements of the Code for qualification as a regulated investment company and the Fund's intention that each Portfolio qualify as such. Subject to the limitation that all call and put option writing transactions be covered, the Portfolios may, to the extent determined appropriate by the Manager or Sub-Adviser, where applicable, engage without limitation in the writing of options on U.S. government securities.

     PURCHASING OPTIONS. Each Portfolio, except the Balanced, Bond and Common Stock Portfolios, may purchase put or call options which are traded on an exchange or in the over-the-counter market. Options traded in the over-the-counter market may not be as actively traded as those listed on an exchange and generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded. Accordingly, it may be more difficult to value such options and to be assured that they can be closed out at any time. The Portfolios will engage in such transactions only with firms the Sub-Advisers deem to be of sufficient creditworthiness so as to minimize these risks. If such securities are determined to be illiquid then a Portfolio will limit its investment in these securities subject to its limitation on investments in illiquid securities.

     Each Portfolio may purchase put options on securities to protect its holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate with one another. The purchase of put options on securities already held or related to such securities will enable a Portfolio to preserve, at least partially, unrealized gains occurring prior to the purchase of the option on a portfolio security without actually selling the security. In addition, the Portfolio will continue to receive interest or dividend income on the security. The put options purchased by the Portfolio may include, but are not limited to, "protective puts" in which the security to be sold is identical or substantially identical to a security already held by the Portfolio or to a security which the Portfolio has the right to purchase. The Portfolio would ordinarily recognize a gain if the value of the securities decreased during the option period below the exercise price sufficiently to cover the premium. The Portfolio would recognize a loss if the value of the securities remained above the difference between the exercise price and the premium.

     Each Portfolio may also purchase call options on securities the Portfolio intends to purchase to protect against substantial increases in prices of such securities pending their ability to invest in an orderly manner in such securities. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase a security at a specified price upon exercise of the option during the option period. The Portfolio would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Portfolio would have a loss if the value of the securities remained below the sum of the premium and the exercise price during the option period. In order to terminate an option position, the Portfolios may sell put or call options identical to those previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option when it was purchased.

     SPECIAL RISKS ASSOCIATED WITH OPTIONS ON SECURITIES. A Portfolio will not purchase a put or call option if, as a result, the amount of premiums paid for all put and call options then outstanding would exceed 10% of the value of the Portfolio's total assets.

     Exchange markets in some securities options are a relatively new and untested concept, and it is impossible to predict the amount of trading interest that may exist in such options. The same types of risk apply to over-the-counter trading in options. There can be no assurance that viable markets will develop or continue in the United States or abroad.

     A Portfolio's purpose in selling covered options is to realize greater income than would be realized on portfolio securities transactions alone. A Portfolio may forego the benefits of appreciation on securities sold pursuant to call options, or pay a higher price for securities acquired pursuant to put options written by the Portfolio. If a put or call option purchased by a Portfolio is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or, in the case of a call, remains less than or equal to the exercise price, the Portfolio will not be able to exercise profitably the option and will lose its entire investment in the option. Also, the price of a put or call option purchased to hedge against price movements in a related security may move more or less than the price of the related security.

     The ability of a Portfolio to successfully utilize options may depend in part upon the ability of the Manager or Sub-Adviser to forecast interest rates and other economic factors correctly.

     The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

     OPTIONS ON FOREIGN CURRENCIES. Each Portfolio, except the Balanced, Government, Bond and Common Stock Portfolios may, to the extent that it invests in foreign securities, purchase and write options on foreign currencies. A Portfolio may use foreign currency options contracts for various reasons, including: to manage its exposure to changes in currency exchange rates; as an efficient means of adjusting its overall exposure to certain currencies; or in an effort to enhance its return through exposure to a foreign currency.

     Each Portfolio may, for example, purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. Each Portfolio may also use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which a Portfolio's assets are or may be denominated. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such declines in the value of portfolio securities, a Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, that Portfolio will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency, resulting in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of a Portfolio's securities denominated in that currency.

     Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may purchase call options on such currency. If the value of such currency does increase, the purchase of such call options would enable a Portfolio to purchase currency for a fixed amount of dollars which is less than the market value of such currency, resulting in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities a Portfolio intends to acquire. As in the case of other types of options transactions, however, the benefit a Portfolio derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, a Portfolio could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

     A Portfolio may also write options on foreign currencies for hedging purposes. For example, if a Portfolio anticipates a decline in the dollar value of foreign currency-denominated securities due to declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received by a Portfolio.

     Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow a Portfolio to offset such increased cost up to the amount of the premium. As in the case of other types of options transactions, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and a Portfolio would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, a Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

     A call option written on foreign currency by a Portfolio is "covered" if that Portfolio owns the underlying foreign currency subject to the call or securities denominated in that currency or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Portfolio holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the amount of the difference is maintained by a Portfolio in liquid assets in a segregated account with its Custodian.

     Options on foreign currencies to be written or purchased by a Portfolio will be traded on U.S. and foreign exchanges or over-the-counter. Exchange traded options generally settle in cash, whereas options traded over the counter may settle in cash or result in delivery of the underlying currency upon exercise of the option. As with other kinds of options transactions, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received and a Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations, although, in the event of rate movements adverse to a Portfolio's position, a Portfolio may forfeit the entire amount of the premium plus related transaction costs.

     There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Portfolio may be unable to close out a position. If foreign currency options are determined to be illiquid then a Portfolio will limit its investment in these securities subject to its limitation on investments in illiquid securities. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Portfolio to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options.

FUTURES TRANSACTIONS

     The Balanced, Convertible, Floating Rate, Mid Cap Value, Mid Cap Core, Mid Cap Growth, Small Cap Growth, Growth, Government, High Yield Corporate Bond, International Equity, Basic Value and Total Return Portfolios may purchase and sell futures contracts on debt securities and on indices of debt securities to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of a Portfolio's securities. Each Portfolio may also enter into such futures contracts in order to lengthen or shorten the average maturity or duration of the Portfolio's holdings and for other appropriate risk management and investment purposes. For example, a Portfolio may purchase futures contracts as a substitute for the purchase of longer-term debt securities to lengthen the average duration of a Portfolio's holdings of fixed-income securities.

     The Capital Appreciation, Mid Cap Value, Mid Cap Core, Mid Cap Growth, Small Cap Growth, Convertible, Growth, High Yield Corporate Bond, International Equity, Basic Value, Total Return, Value, Developing Growth, Income & Growth, and S&P 500 Index Portfolios may purchase and sell futures contracts on stock index futures to hedge the equity portion of those Portfolios' holdings with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security). These Portfolios may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of their portfolios. The Balanced, Floating Rate and Income & Growth Portfolio will enter into futures contracts primarily to help the Portfolio's cash assets remain liquid while performing more like stocks. In addition, each Portfolio except the Government, Bond and Common Stock Portfolios may, to the extent it invests in foreign securities, enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. Each of the Portfolios, except the Bond and Common Stock Portfolios, may also purchase and write put and call options on futures contracts of the type into which such Portfolio is authorized to enter and may engage in related closing transactions.

     The Balanced, Common Stock, Floating Rate and Mid Cap Core Portfolios may enter into futures contracts on stock index futures for appropriate risk management and investment purposes. The Common Stock and Mid Cap Core Portfolios may invest up to 5% of total assets in these derivatives.

     In the United States, all such futures on debt securities, debt index futures, stock index futures, foreign currency futures and related options will be traded on exchanges that are regulated by the Commodity Futures Trading Commission ("CFTC"). Subject to applicable CFTC rules, the Portfolios also may enter into futures contracts traded on the following foreign futures exchanges:
Frankfurt, Tokyo, London and Paris, as long as trading on the aforesaid foreign futures exchanges does not subject a Portfolio to risks that are materially greater than the risks associated with trading on U.S. exchanges.

     A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract), for a set price at a future date. When interest rates are changing and portfolio values are falling, futures contracts can offset a decline in the value of a Portfolio's current portfolio securities. When interest rates are changing and portfolio values are rising, the purchase of futures contracts can secure better effective rates or purchase prices for the Portfolio than might later be available in the market when the Portfolio makes anticipated purchases. In the United States, futures contracts are traded on boards of trade which have been designated as "contract markets" or registered as derivatives transaction execution facilities by the CFTC. Futures contracts generally trade on these markets through an "open outcry" auction on the exchange floor or through competitive trading on an electronic trading system. Currently, there are futures contracts based on a variety of instruments, indices and currencies, including long-term U.S. Treasury bonds, Treasury notes, GNMA certificates, three-month U.S. Treasury bills, three-month domestic bank certificates of deposit, a municipal bond index, individual equity securities, and various stock indices.

     When a purchase or sale of a futures contract is made by a Portfolio, the Portfolio is required to deposit with its Custodian (or broker, if legally permitted) a specified amount of liquid assets ("initial margin") as a partial guarantee of its performance under the contract. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Portfolio upon termination of the contract assuming all contractual obligations have been satisfied. Each Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by a Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day, as the value of the security, currency or index fluctuates, the Portfolio pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin does not represent a borrowing or loan by a Portfolio but is instead a settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily NAV, each Portfolio will mark-to-market its open futures positions. Moreover, each Portfolio will maintain sufficient liquid assets to cover its obligations under open futures contracts.

     A Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by a Portfolio.

     Positions taken in the futures markets are not normally held until delivery or final cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Portfolio will usually be liquidated in this manner, a Portfolio may instead make or take delivery of underlying securities or currencies whenever it appears economically advantageous to a Portfolio to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that, as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

     Consistent with applicable law, Portfolios that are permitted to invest in futures contracts also will be permitted to invest in futures contracts on individual equity securities, known as single stock futures contracts.


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
     FUTURES ON DEBT SECURITIES. A futures contract on a debt security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities--assuming a "long" position--a Portfolio will legally obligate itself to accept the future delivery of the underlying security and pay the agreed-upon price. By selling futures on debt securities--assuming a "short" position--it will legally obligate itself to make the future delivery of the security against payment of the agreed-upon price. Open futures positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Directors to reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Directors.

     Hedging by use of futures on debt securities seeks to establish, more certainly than would otherwise be possible, the effective rate of return on portfolio securities. A Portfolio may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by a Portfolio (or securities having characteristics similar to those held by a Portfolio) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of a Portfolio's securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.

     On other occasions, a Portfolio may take a "long" position by purchasing futures on debt securities. This would be done, for example, when a Portfolio intends to purchase particular securities and it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to a Portfolio of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase. A Portfolio may also purchase futures contracts as a substitute for the purchase of longer-term securities to lengthen the average duration of the Portfolio's holdings.

     A Portfolio could accomplish similar results by selling securities with long maturities and investing in securities with short maturities when interest rates are expected to increase or by buying securities with long maturities and selling securities with short maturities when interest rates are expected to decline. However, by using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish the same result more easily and more quickly.

     Depending upon the types of futures contracts that are available to hedge a Portfolio's holdings of securities or portion of its holdings, perfect correlation between that Portfolio's futures positions and holdings may be difficult to achieve. Futures contracts do not exist for all types of securities and markets for futures contracts that do exist may, for a variety of reasons, be illiquid at particular times when a Portfolio might wish to buy or sell a futures contract. If such securities are determined to be illiquid then a Portfolio will limit its investment in these securities subject to its limitation on investments in illiquid securities.

     SECURITIES INDEX FUTURES. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the contract is based. A stock index is designed to reflect overall price trends in the market for equity securities.

     Stock index futures may be used to hedge the equity portion of a Portfolio's securities portfolio with regard to market (systematic) risk, as distinguished from stock-specific risk. The Portfolios may enter into stock index futures to the extent that they have equity securities in their portfolios. Similarly, the Portfolios may enter into futures on debt securities indices to the extent they have debt securities in their portfolios. By establishing an appropriate "short" position in securities index futures, a Portfolio may seek to protect the value of its portfolio against an overall decline in the market for securities.


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
     Alternatively, in anticipation of a generally rising market, a Portfolio can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, a Portfolio will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio securities, than would otherwise be the case. A Portfolio may also purchase futures on debt securities or indices as a substitute for the purchase of longer-term debt securities to lengthen the average duration of a Portfolio's debt portfolio or to gain exposure to particular markets represented by the index.

     The Portfolios do not intend to use U.S. stock index futures to hedge positions in securities of non-U.S. companies.

     CURRENCY FUTURES. A sale of a currency futures contract creates an obligation by a Portfolio, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A purchase of a currency futures contract creates an obligation by a Portfolio, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. A Portfolio may sell a currency futures contract, if the Manager or Sub-Adviser anticipates that exchange rates for a particular currency will fall, as a hedge against a decline in the value of a Portfolio's securities denominated in such currency. If the Manager or Sub-Adviser anticipates that exchange rates will rise, a Portfolio may purchase a currency futures contract to protect against an increase in the price of securities denominated in a particular currency a Portfolio intends to purchase. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. To offset a currency futures contract sold by a Portfolio, a Portfolio purchases a currency futures contract for the same aggregate amount of currency and delivery date. If the price in the sale exceeds the price in the offsetting purchase, a Portfolio is immediately paid the difference. Similarly, to close out a currency futures contract purchased by a Portfolio, a Portfolio sells a currency futures contract. If the offsetting sale price exceeds the purchase price, a Portfolio realizes a gain, and if the offsetting sale price is less than the purchase price, a Portfolio realizes a loss.

     A risk in employing currency futures contracts to protect against the price volatility of portfolio securities denominated in a particular currency is that changes in currency exchange rates or in the value of the futures position may correlate imperfectly with changes in the cash prices of a Portfolio's securities. The degree of correlation may be distorted by the fact that the currency futures market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approached maturity. Another risk is that the Manager or Sub-Adviser could be incorrect in its expectation as to the direction or extent of various exchange rate movements or the time span within which the movements take place.

     OPTIONS ON FUTURES. For bona fide hedging and other appropriate risk management purposes, the Portfolios, except the Balanced, Cash Management, Bond and Common Stock Portfolios, also may purchase and write call and put options on futures contracts which are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading, or, subject to applicable CFTC rules, on foreign exchanges. A "call" option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A "put" option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price at any time before the option expires.

     Upon the exercise of a "call," the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a "put," the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. When an entity exercises an option and assumes a long futures position, in the case of a "call," or a short futures position, in the case of a "put," its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the writer or holder of an option will


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
usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

     Options on futures contracts can be used by a Portfolio to hedge substantially the same risks and for the same duration and risk management purposes as might be addressed or served by the direct purchase or sale of the underlying futures contracts. If a Portfolio purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself.

     The purchase of put options on futures contracts is a means of hedging a Portfolio's holdings against the risk of rising interest rates, declining securities prices or declining exchange rates for a particular currency. The purchase of a call option on a futures contract represents a means of hedging against a market advance affecting securities prices or currency exchange rates when a Portfolio is not fully invested or of lengthening the average maturity or duration of a Portfolio's holdings. Depending on the pricing of the option compared to either the futures contract upon which it is based or upon the price of the underlying securities or currencies, it may or may not be less risky than ownership of the futures contract or underlying securities or currencies.

     In contrast to a futures transaction, in which only transaction costs are involved, benefits received in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, a Portfolio will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities or the currencies in which such securities are denominated that would have been more completely offset if the hedge had been effected through the use of futures.

     If a Portfolio writes options on futures contracts, a Portfolio will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, a Portfolio will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held by or to be acquired for a Portfolio. If the option is exercised, a Portfolio will incur a loss on the option transaction, which will be reduced by the amount of the premium it has received, but which may partially offset favorable changes in the value of its portfolio securities or the currencies in which such securities are denominated.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities or the currencies in which such securities are denominated. If the futures price at expiration is below the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in a Portfolio's holdings of securities or the currencies in which such securities are denominated.

     The writing of a put option on a futures contract is analogous to the purchase of a futures contract. For example, if a Portfolio writes a put option on a futures contract on debt securities related to securities that a Portfolio expects to acquire and the market price of such securities increases, the net cost to a Portfolio of the debt securities acquired by it will be reduced by the amount of the option premium received. Of course, if market prices have declined, a Portfolio's purchase price upon exercise may be greater than the price at which the debt securities might be purchased in the securities market.

     While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, a Portfolio's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. The Portfolios will not purchase or write options on futures contracts unless the market for such options has sufficient liquidity such that the risks associated with such options transactions are not at unacceptable levels.

     LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Portfolios which engage in transactions in futures contracts and related options, will do so only for bona fide hedging and other appropriate risk management purposes, and not for speculation. A Portfolio will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of a Portfolio's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

     When purchasing a futures contract, a Portfolio will maintain with its Custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, a Portfolio may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by a Portfolio.

     When selling a futures contract, a Portfolio will maintain with its Custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Portfolio may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting a Portfolio to purchase the same futures contract at a price no higher than the price of the contract written by a Portfolio (or at a higher price if the difference is maintained in liquid assets with a Portfolio's Custodian).

     When selling a call option on a futures contract, a Portfolio will maintain with its Custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Portfolio may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting a Portfolio to purchase the same futures contract at a price not higher than the strike price of the call option sold by a Portfolio.

     When selling a put option on a futures contract, a Portfolio will maintain with its Custodian (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, a Portfolio may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by a Portfolio.

     In order to comply with applicable regulations of the CFTC pursuant to which the Portfolios avoid being deemed a "commodity pool," the Portfolios are limited in their futures trading activities to positions which constitute "bona fide hedging" positions within the meaning and intent of applicable CFTC rules and to positions which qualify under a second test. Under the second test, the aggregate initial margin and premiums required to establish such positions may not exceed five percent of the liquidation value of the portfolio after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. As to options in-the-money at the time of purchase, the in-the-money amount as defined in the CFTC rules may be excluded in calculating the five percent. The requirements for qualification as a regulated investment company also may limit the extent to which a Portfolio may enter into futures, futures options or forward contracts. See "Taxes."

     RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS. There are several risks associated with the use of futures contracts and options on futures contracts as hedging techniques. There can be no assurance that hedging strategies using futures will be successful. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract, which in some cases may be unlimited. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Portfolio's securities being hedged, even if the hedging vehicle closely correlates with a Portfolio's investments, such as with single stock futures contracts. If the price of a futures contract changes more than the price of the securities or currencies, the Portfolio will experience either a loss or a gain on the futures contracts which will not be completely offset by changes in the price of the securities or currencies which are the subject of the hedge. An incorrect correlation could result in a loss on both the hedged securities or currencies and the hedging vehicle so that the portfolio return might have been better had hedging not been attempted. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations. In addition, there are significant differences between the securities and futures markets that could result in an imperfect


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
correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. It is also possible that, when a Portfolio has sold single stock futures or stock index futures to hedge its portfolio against a decline in the market, the market may advance while the value of the particular securities held in the Portfolio's holdings may decline. If this occurred, the Portfolio would incur a loss on the futures contracts and also experience a decline in the value of its portfolio securities. This risk may be magnified for single stock futures transactions, as the Portfolio's portfolio manager must predict the direction of the price of an individual stock, as opposed to securities prices generally.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures or a futures option position. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Portfolio from liquidating an unfavorable position and the Portfolio would remain obligated to meet margin requirements until the position is closed.

     In the case of a futures contract on an index, the amount of cash exchanged at settlement is equal to a specific dollar amount times the difference between the price at which the agreement is made and the value of an index at the close of the last trading day of the contract. No physical delivery of the underlying securities in the index is made.

     In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid market in the options. It is not certain that such a market will develop. Although the Portfolios generally will purchase only those options for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that a Portfolio would have to exercise options it has purchased in order to realize any profit and would be less able to limit its exposure to losses on options it has written.

SECURITIES INDEX OPTIONS

     The Portfolios, except the Bond and Common Stock Portfolios, may purchase call and put options on securities indices, including European and American options, for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of a Portfolio's securities.

     Unlike a securities option, which gives the holder the right to purchase or sell specified securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the difference between the value of the underlying securities index on the exercise date and the exercise price of the option, multiplied by (ii) a fixed "index multiplier." In exchange for undertaking the obligation to make such a cash payment, the writer of the securities index option receives a premium.

     A securities index fluctuates with changes in the market values of the securities included in the index. For example, some securities index options are based on a broad market index such as the S&P 500(R) Index or the NYSE Composite Index, or a narrower market index such as the S&P 100(R) Index. Indices may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are traded on the following exchanges, among others: The Chicago Board Options Exchange, New York Stock Exchange, and American Stock Exchange.

     Options on other types of securities indices may be introduced and traded on exchanges in the future. If such options are introduced, the Portfolios will not purchase them until they have appropriately amended or supplemented the Prospectus or SAI, or both.

     The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Portfolio will not exactly match the securities represented in the securities indices on which options are based. The principal risk is that the premium and transaction costs paid by a Portfolio in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is based. In addition, the purchase of securities index options involves essentially the same risks as the purchase of options on futures contracts. Gains or losses on a Portfolio's transactions in securities index options depend on price movements in the securities market generally (or, for narrow market indices, in a particular industry or segment of the market) rather than the price movements of individual securities held by a Portfolio.

     A Portfolio may sell securities index options prior to expiration in order to close out its positions in securities index options which it has purchased. A Portfolio may also allow options to expire unexercised.

WARRANTS

     Each Portfolio may invest in warrants. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, a Portfolio will lose its entire investment in such warrant. Warrants acquired by a Portfolio in units or attached to securities may be deemed to be without value.

SWAP AGREEMENTS

     The Income & Growth and the Basic Value Portfolios may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost than if it had invested directly in an instrument that yielded that desired return or for other portfolio management purposes. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Portfolio's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. The Portfolio's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets to avoid any potential leveraging of the Portfolio's holdings.

     In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

     Swap agreements will tend to shift a Portfolio's investment exposure from one type of investment to another. For example, if the Portfolio agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Portfolio's exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Portfolio's investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Portfolio. If a swap agreement calls for payments by the Portfolio, the Portfolio must be prepared to make such payments when due.

     Whether a Portfolio's use of swap agreements will be successful in furthering its investment objective will depend on a Manager's or Sub-Adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. If such securities are determined to be illiquid then a Portfolio will limit its investment in those securities subject to its limitation on investments in illiquid securities. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Manager or Sub-Adviser will cause the Portfolios to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Portfolio's repurchase agreement guidelines. Certain restrictions imposed on the Portfolios by the Code may limit a Portfolio's ability to use swap agreements. A Portfolio may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA.

                               PORTFOLIO TURNOVER

     Each Portfolio has a different expected annual portfolio turnover rate, which is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Portfolio's securities (excluding from the computation all securities, including options, with maturities or expiration dates at the time of acquisition of one year or less). A high portfolio turnover rate generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Portfolios. A turnover rate in excess of 100% is likely to result in a Portfolio's bearing higher costs. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of each Portfolio's shares and by requirements which enable the Fund to receive certain favorable tax treatments.

                             MANAGEMENT OF THE FUND

     The Board of Directors oversees the management of the Fund and elects its officers. The Fund's officers are responsible for the day-to-day operations of the Fund. Each Director serves until his/her successor is elected and qualified or until his/her resignation, death or removal. Officers serve a term of one year and are elected annually by the Directors. Information pertaining to the Directors and executive officers of the Fund is set forth below.

     The business address of each Director and Officer is 51 Madison Avenue, New York, New York 10010.

                              INTERESTED DIRECTORS*

                                                                                     NUMBER OF
                                                                                   PORTFOLIOS IN
                        POSITION(S) HELD WITH                                       FUND COMPLEX
  NAME AND DATE OF      THE FUND AND LENGTH OF   PRINCIPAL OCCUPATION(S) DURING     OVERSEEN BY         OTHER DIRECTORSHIPS
        BIRTH                TIME SERVED                 PAST FIVE YEARS              DIRECTOR           HELD BY DIRECTOR
--------------------   -----------------------   -------------------------------   -------------   ----------------------------
Gary E. Wendlandt      Chairman and Chief        Chief Executive Officer,                44                    None
DOB: 10/8/50           Executive Officer since   Chairman and Manager, New York
                       January 1, 2002, and      Life Investment Management LLC
                       Director since November   (including predecessor advisory
                       2001.                     organizations) and New York
                                                 Life Investment Management
                                                 Holdings LLC; Executive Vice
                                                 President, New York Life
                                                 Insurance Company; Director,
                                                 NYLIFE Distributors LLC;
                                                 Chairman and Manager, McMorgan
                                                 & Company LLC; Manager, MacKay
                                                 Shields LLC; Executive Vice
                                                 President, New York Life
                                                 Insurance and Annuity
                                                 Corporation; Chairman and
                                                 Trustee, The MainStay Funds (24
                                                 portfolios); Executive Vice
                                                 President and Chief Investment
                                                 Officer, MassMutual Life
                                                 Insurance Company (1993 to
                                                 1999).

Anne F. Pollack        President since 1990,     Senior Vice President and Chief         21        Director, Andrew Corporation
DOB: 11/7/55           and Director since        Investment Officer, New York                      February 7, 2005 to present;
                       1989.                     Life Insurance Company; Senior                    Director , Community
                                                 Vice President, Chief                             Preservation Corp. since
                                                 Investment Officer and Manager,                   2002; Director, Coro New
                                                 NYLIFE LLC and New York Life                      York Leadership Center since
                                                 International LLC; Senior Vice                    December 2004
                                                 President, Chief Investment
                                                 Officer and Director, New York
                                                 Life Insurance and Annuity
                                                 Corporation and NYLIFE
                                                 Insurance Company of Arizona;
                                                 Director, NYLIFE Securities
                                                 Inc.

Robert D. Rock         Vice President since      Senior Vice President, New York         21                    None
DOB: 12/16/54          1995, and Director        Life Insurance Company; Senior
                       since 1994.               Vice President and Director,
                                                 New York Life Insurance and
                                                 Annuity Corporation and NYLIFE
                                                 Distributors LLC; Director,
                                                 NYLIFE Insurance Company of
                                                 Arizona; Senior Vice President,
                                                 NYLIFE Securities Inc.

* Certain Directors are considered to be interested persons of the Fund within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Insurance and Annuity Corporation, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., The MainStay Funds, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years."

                            NON-INTERESTED DIRECTORS

                                                                                    NUMBER OF
                                                                                  PORTFOLIOS IN
                        POSITION(S) HELD WITH                                      FUND COMPLEX
  NAME AND DATE OF     THE FUND AND LENGTH OF   PRINCIPAL OCCUPATION(S) DURING     OVERSEEN BY      OTHER DIRECTORSHIPS
        BIRTH                TIME SERVED                PAST FIVE YEARS              DIRECTOR        HELD BY DIRECTOR
--------------------   ----------------------   -------------------------------   -------------   ----------------------
Michael J. Drabb       Director since 1994.     Retired. Executive Vice                 21        MONY Series Fund, Inc.
DOB: 10/4/33                                    President, O'Brien Asset
                                                Management (1993 to 1999).

Jill Feinberg          Director since 1995.     President, Jill Feinberg &              21                 None
DOB: 4/14/54                                    Company, Inc. (special events
                                                and meeting planning firm).

Daniel Herrick         Director since 1983.     Retired. Treasurer and                  21                 None
DOB: 12/1/20                                    Executive Officer, National
                                                Gallery of Art (1985 to 1995).

Roman L. Weil          Director since 1994.     V. Duane Rath Professor of              21                 None
DOB: 5/22/40                                    Accounting, Graduate School of
                                                Business, University of
                                                Chicago; President, Roman L.
                                                Weil Associates, Inc.
                                                (consulting firm).

John A. Weisser, Jr.   Director since 1997.     Retired.  Managing Director of          21                 None
DOB: 10/22/41                                   Salomon Brothers, Inc. (1981 to
                                                1995).

                         OFFICERS WHO ARE NOT DIRECTORS

                                                                                    NUMBER OF
                                                                                  PORTFOLIOS IN
                        POSITION(S) HELD WITH                                      FUND COMPLEX
  NAME AND DATE OF     THE FUND AND LENGTH OF   PRINCIPAL OCCUPATION(S) DURING     OVERSEEN BY      OTHER DIRECTORSHIPS
        BIRTH               TIME SERVED                 PAST FIVE YEARS              DIRECTOR        HELD BY DIRECTOR
--------------------   ----------------------   -------------------------------   -------------   ----------------------
Michael G. Gallo       Executive Vice           Senior Vice President, New York        N/A                  N/A
DOB: 1/5/55            President since          Life Insurance Company
                       February 2005

Patrick J. Farrell     Treasurer, Chief         Managing Director, New York            N/A                  N/A
DOB: 9/27/59           Financial and            Life Investment Management LLC
                       Accounting Officer       (including predecessor advisory
                       since 2001.              organizations); Vice President,
                                                Treasurer, Chief Financial and
                                                Accounting Officer, The
                                                MainStay Funds; Treasurer,
                                                Chief Financial and Accounting
                                                Officer, Eclipse Funds Inc. and
                                                Eclipse Funds; Chief Financial
                                                Officer and Assistant
                                                Treasurer, McMorgan Funds.

Alison H. Micucci      Vice President -         Managing Director and Chief            N/A                  N/A
DOB: 12/16/65          Compliance since         Compliance Officer, New York
                       September 2004           Life Investment Management LLC
                                                (June 2003); Vice President -
                                                Compliance, The MainStay Funds,
                                                Eclipse Funds, Eclipse Funds
                                                Inc.; Senior Managing Director
                                                -Compliance - NYLIFE
                                                Distributors; Deputy Chief
                                                Compliance Officer - New York
                                                Life Investment Management LLC
                                                (September 2002 - June 2003);
                                                Vice President and Compliance
                                                Officer - Goldman Sachs Asset
                                                Management (November 1999 to
                                                August 2002)

Marguerite E. H.       Secretary since          Managing Director and Associate        N/A                  N/A
Morrison               September 2004           General Counsel New York Life
DOB: 3/26/56                                    Investment Management LLC
                                                (since June 2004); Secretary -
                                                The MainStay Funds, Eclipse
                                                Funds, Eclipse Funds Inc.,
                                                Managing

                                                                                    NUMBER OF
                                                                                  PORTFOLIOS IN
                       POSITION(S) HELD WITH                                       FUND COMPLEX
  NAME AND DATE OF     THE FUND AND LENGTH OF   PRINCIPAL OCCUPATION(S) DURING     OVERSEEN BY      OTHER DIRECTORSHIPS
        BIRTH               TIME SERVED                 PAST FIVE YEARS              DIRECTOR        HELD BY DIRECTOR
--------------------   ----------------------   -------------------------------   -------------   ----------------------
                                                Director and Secretary, NYLIFE
                                                Distributors LLC; Chief Legal
                                                Officer -Mutual Funds and Vice
                                                President and Corporate
                                                Counsel, The Prudential
                                                Insurance Company of America
                                                (2000 to June 2004)

Robert A. Anselmi      Secretary from 2001 to   Senior Managing Director,              N/A                  N/A
DOB: 10/19/46          September 2004; Chief    General Counsel and Secretary,
                       Legal Officer since      New York Life Investment
                       October 2004             Management LLC (including
                                                predecessor advisory
                                                organizations); Chief Legal
                                                Officer since February 2005,
                                                Managing Director and Senior
                                                Counsel, Lehman Brothers Inc.
                                                (October 1998 to December
                                                1999); General Counsel and
                                                Managing Director, JP Morgan
                                                Investment Management Inc.
                                                (1986 to September 1998).

Richard W. Zuccaro     Tax Vice President       Vice President, New York Life          N/A                  N/A
DOB: 12/12/49          since 1991.              Insurance Company; Vice
                                                President, New York Life
                                                Insurance and Annuity
                                                Corporation, NYLIFE Insurance
                                                Company of Arizona, NYLIFE LLC,
                                                NYLIFE Securities Inc. and
                                                NYLIFE Distributors LLC; Tax
                                                Vice President, New York Life
                                                International, LLC; Tax Vice
                                                President, Eclipse Funds,
                                                Eclipse Funds Inc. and The
                                                MainStay Funds.

BOARD COMMITTEES

     The Board of Directors oversees the Fund, the Manager and Sub-Advisers. The Committees of the Board include the Audit Committee, Nominating Committee and Dividend Committee. The Board also has established a Valuation Committee and Valuation Subcommittee, which include members who are not members of the Board.

     The purpose of the Audit Committee is to assist the full Board in oversight of (1) the integrity of the Fund's financial statements; (2) the Fund's compliance with legal and regulatory requirements; and (3) the qualifications, independence and performance of the Fund's independent auditors. The members of the Audit Committee include all of the independent Directors: Michael J. Drabb, Jill Feinberg, Daniel Herrick, Roman L. Weil, and John A. Weisser, Jr. There were five Audit Committee meetings held during 2004.

     The purpose of the Nominating Committee is to (1) evaluate the qualifications of candidates and make nominations for independent director membership on the Board, (2) nominate members of committees of the Board and periodically review committee assignments, and (3) make recommendations to the Board concerning the responsibilities or establishment of Board committees. The Committee has not adopted a formal policy whether to consider nominees recommended by shareholders. The members of the Nominating Committee include all of the independent Directors: Michael J. Drabb, Jill Feinberg, Daniel Herrick, Roman L. Weil, and John A. Weisser, Jr. There was one meeting of the Nominating Committee held during 2004.

     The purpose of the Dividend Committee is to calculate the dividends authorized by the Board and to set record and payment dates. The members of the Dividend Committee are Gary E. Wendlandt and Anne F. Pollack. There were no Dividend Committee meetings held during 2004.

     The purpose of the Valuation Committee is to oversee the implementation of the valuation procedures and to make fair value determinations on behalf of the Board as specified in the valuation procedures. The Committee reviews each action taken by the Valuation Subcommittee within a calendar quarter of the occurrence. The members of the Valuation Committee, on which one or more Directors may serve, include: Patrick J. Farrell, Jill Feinberg, Alison Micucci, Marguerite E. H. Morrison, Anne F. Pollack, John A. Weisser, Jr., Roman L. Weil, and Gary E. Wendlandt. There were four Valuation Committee meetings held during 2004.

     The purpose of the Valuation Subcommittee is to establish, pursuant to the Fund's valuation procedures, prices of securities for which market quotations are not readily available or the prices of which are not often readily determinable. Meetings of the Subcommittee are held on an as needed basis and are held in person or by telephone conference call. The Subcommittee may also take action via electronic mail in lieu of a meeting pursuant to the guidelines set forth in the valuation procedures. The members of the Valuation Subcommittee, on which one or more Directors may serve, include: Ravi Akhoury, Patrick J. Farrell, Alison H. Micucci, Marguerite E. H. Morrison, Anne F. Pollack and Gary E. Wendlandt. There was one meeting of the Valuation Subcommittee held during 2004.

OWNERSHIP OF SECURITIES

     None of the Directors or officers directly owns shares of the Fund. As of April 5, 2005, the Directors and officers as a group owned variable contracts that entitled them to give voting instructions with respect to less than 1% of the outstanding shares of the Fund. For the year ended December 31, 2004, the dollar range of equity securities owned beneficially by each director in the Fund and in any registered investment companies overseen by the Directors within the same family of investment companies as the Fund is as follows:

INTERESTED DIRECTORS

                                                                         AGGREGATE DOLLAR RANGE OF EQUITY
                                                                         SECURITIES IN ALL REGISTERED
                                                                         INVESTMENT COMPANIES OVERSEEN
                    DOLLAR RANGE OF EQUITY SECURITIES                    BY DIRECTOR IN FAMILY OF
NAME OF DIRECTOR    IN THE FUND                                          INVESTMENT COMPANIES
-----------------   --------------------------------------------------   --------------------------------
Gary E. Wendlandt   $1 - $10,000 in MainStay VPInternational Equity      $10,001 - $50,000
                    Portfolio
                    $1 - $10,000 in MainStay VP Mid Cap Growth
                    Portfolio
                    $1 - $10,000 in MainStay VP Small Cap Growth
                    Portfolio
                    $1 - $10,000 in MainStay VP High Yield Corporate
                    Bond Portfolio
                    $1 - $10,000 in MainStay VP Value Portfolio

Anne F. Pollack     None                                                 None

Robert D. Rock      $1 - $10,000 in MainStay VP Bond Portfolio           $10,001 - $50,000
                    $1 - $10,000 in MainStay VP Government Portfolio
                    $1 - $10,000 in MainStay VP Common Stock Portfolio
                    $1 - $10,000 in MainStay VP Capital Appreciation
                    Portfolio

NON-INTERESTED DIRECTORS

                                                                   AGGREGATE DOLLAR RANGE OF EQUITY
                                                                   SECURITIES IN ALL REGISTERED
                                                                   INVESTMENT COMPANIES OVERSEEN
                       DOLLAR RANGE OF EQUITY SECURITIES           BY DIRECTOR IN FAMILY OF
NAME OF DIRECTOR       IN THE FUND                                 INVESTMENT COMPANIES
-----------------      -----------------------------------------   --------------------------------
Michael J. Drabb       None                                        None

Jill Feinberg          None                                        None

Daniel Herrick         None                                        None

Roman L. Weil          $1 - $10,000 in MainStay VP S&P 500 Index   $1 - $10,000
                       Portfolio

John A. Weisser, Jr.   Over $100,000 in MainStay VP High Yield     Over $100,000
                       Corporate Bond Portfolio

COMPENSATION

     Each Director of the Fund who is not an interested person of the Fund currently receives a fee of $35,000 per year plus $3,000 for each Board meeting attended, $2,000 for each Audit Committee meeting attended and $1,500 for all other Committee meetings attended, and is reimbursed for out-of-pocket expenses incurred in connection with attending meetings. No Director or officer of the Fund who is also a director, officer or employee of New York Life is entitled to any compensation from the Fund for services to the Fund. The following Compensation Table reflects all compensation paid by the Fund for the fiscal year ended December 31, 2004, for each of the following persons:

                                                   PENSION OR
                                   AGGREGATE       RETIREMENT                          TOTAL COMPENSATION
                                 COMPENSATION   BENEFITS ACCRUED   ESTIMATED ANNUAL    FROM REGISTRANT AND
                                     FROM        AS PART OF FUND    BENEFITS UPON     FUND COMPLEX PAID TO
NAME OF PERSON, POSITION          REGISTRANTS       EXPENSES          RETIREMENT            DIRECTORS
------------------------------   ------------   ----------------   ----------------   --------------------
Michael J. Drabb, Director         $ 83,000             0                 0                 $ 83,000

Jill Feinberg, Director              89,000             0                 0                   89,000

Daniel Herrick, Director             83,000             0                 0                   83,000

Anne F. Pollack, Director                 0             0                 0                        0

Robert D. Rock, Director                  0             0                 0                        0

Roman L. Weil, Director*            101,000             0                 0                  101,000

John A. Weisser, Jr., Director       89,000             0                 0                   89,000

Gary E. Wendlandt, Director               0             0                 0                        0
                                                                                            --------
   TOTAL                           $445,000                                                 $445,000
                                                                                            ========

* Mr. Weil receives an additional $3,000 per quarter as Chairman of the Audit Committee.

     As of December 31, 2004, the dollar range of fund securities beneficially owned by each Portfolio Manager in the Fund ($1-$10,000, $10,001-$50,000, $50,000-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000)
was as follows:

PORTFOLIO MANAGER      FUND   $ RANGE OF OWNERSHIP
-----------------      ----   --------------------
Claude Athaide
Rupal J. Bhansali      None             0
Kurt Borgwardt         None             0
Rudolph C. Carryl      None             0
William E. Costello    None             0
Robert Dial*           None             0
Duane Eatherly         None             0
Robert J. Eastman      None             0
Tony H. Elavia*        None             0
Brain C. Ferguson
Harvey Fram            None             0
Gary Goodenough        None             0
Christopher Harms      None             0
J. David Macey
Anthony Malloy*        None             0
Donald E. Morgan
F. Thomas O'Halloran   None             0
Francis J. Ok          None             0
Michael J. Pagano
Ashi Parikh            None             0
J. Matthew Philo       None             0
Joseph Portera
Richard A. Rosen
Joan M. Sabella*       None             0
John Schniedwind       None             0
Donald F. Serek
Michael C. Sheridan
Edward Silverstein     None             0
Edmund C. Spelman      None             0
Thomas Volpe, Jr.
Zili Zhang             None             0

*    Portfolio did not commence operations until May 1, 2005.

                        THE MANAGER AND THE SUB-ADVISERS

     New York Life Investment Management LLC ("NYLIM" or the "Manager"), subject to the supervision of the Directors of the Fund and in conformity with the stated policies of each Portfolio of the Fund, administers each Portfolio's business affairs and manages the investment operations of each Portfolio and the composition of each Portfolio's holdings, including the purchase, retention, disposition and loan of securities. These advisory services are provided pursuant to a Management Agreement with regard to the Mid Cap Value, Mid Cap Core, Mid Cap Growth and Small Cap Growth Portfolios and pursuant to Investment Advisory Agreements with regard to the rest of the Portfolios. As described more fully below, the Manager has delegated day-to-day Portfolio management responsibilities for fifteen of the Portfolios to certain Sub-Advisers. The Manager is a subsidiary of New York Life Insurance Company ("New York Life").

     Prior to February 13, 2001, MacKay Shields LLC ("MacKay Shields") served as the investment adviser to the Capital Appreciation, Convertible, Government, High Yield Corporate Bond, International Equity, Total Return and Value Portfolios. On February 13, 2001, the Directors of the Fund approved a Substitution Agreement which substituted NYLIM for MacKay Shields as investment adviser to these Portfolios. The Board also approved a Sub-Advisory Agreement between NYLIM and MacKay Shields, under which MacKay Shields will continue to provide portfolio management services to these Portfolios.

     Prior to February 13, 2001, New York Life served as the investment adviser to the Basic Value, Income & Growth, Developing Growth and Growth Portfolios. On February 13, 2001, the Directors of the Fund approved Substitution Agreements which substituted NYLIM for New York Life as investment adviser to these Portfolios.

     Prior to December 22, 2000, Madison Square Advisors LLC served as the investment adviser to the Bond and Common Stock Portfolios and Monitor Capital Advisors LLC served as the investment adviser to the S&P 500 Index Portfolio. On December 22, 2000, the Directors of the Fund approved Substitution Agreements which substituted NYLIM for Madison Square Advisors LLC and Monitor Capital Advisors LLC for the respective portfolios. For periods prior to May 1, 1999, New York Life served as investment adviser to the Bond and Common Stock Portfolios.

     All of the substitutions as described above did not affect the investment personnel responsible for managing the Portfolios' investments or any other aspect of the Portfolios' operations.

     Each of the Management Agreement and Investment Advisory Agreements will remain in effect for two years following its effective date, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Directors, or by vote of a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act and in a rule under the Act) and, in either case, by a majority of the Directors who are not "interested persons" of the Fund or the Manager (as that term is defined in the 1940 Act).

     The Manager has authorized any of its directors, officers and employees who have been elected or appointed as directors or officers of the Fund to serve in the capacities in which they have been elected or appointed. In connection with the services it renders, the Manager bears the salaries and expenses of all of its personnel.

     Other than as imposed by law, the Management Agreement and Investment Advisory Agreements provide that the Manager shall not be liable to the Portfolios for any error of judgment by it or for any loss sustained by the Portfolio, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Agreement also provides that it shall terminate automatically if assigned, and that it may be terminated without penalty by either party upon no more than 60 days nor less than 30 days written notice.

     Pursuant to Sub-Advisory Agreements between the Manager and each of American Century Investment Management, Inc., with respect to the Income & Growth Portfolio; The Dreyfus Corporation, with respect to the Basic Value Portfolio; Eagle Asset Management, with respect to the Growth Portfolio; and Lord, Abbett & Co. LLC, with respect to the Developing Growth Portfolio (each a "Sub-Adviser" and collectively, the "Sub-Advisers"), the Sub-Advisers have been delegated day-to-day responsibility for the investment decisions of the Portfolios. The Sub-Advisers, subject to the supervision of the Directors of the Fund and the Manager and in conformity with the stated policies of each of the Portfolios and the Fund, manage their respective Portfolios, including the purchase, retention, disposition and loan of securities.

     Pursuant to Sub-Advisory Agreements between the Manager and MacKay Shields with respect to the Capital Appreciation, Mid Cap Value, Mid Cap Growth, Small Cap Growth, Total Return, Government, High Yield Corporate Bond, International Equity, Value and Convertible Portfolios, MacKay Shields, as Sub-Adviser, has been delegated day-to-day responsibility for the investment decisions of the Portfolios. MacKay Shields, subject to the supervision of the Directors of the Fund and the Manager and in conformity with the stated policies of each of the Portfolios and the Fund, manages the Portfolios, including the purchase, retention, disposition and loan of securities.

     The Sub-Advisory Agreements will remain in effect for two years following their effective dates, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Directors or by a vote of the majority of the outstanding voting securities of each of the Portfolios (as defined in the 1940 Act or in a rule under the 1940 Act) and, in either case, by a majority of the Directors who are not "interested persons" of the Fund, the Manager or any Sub-Adviser (as the term is defined in the 1940
Act).

     As compensation for service, the Manager, not the Portfolios, pays the Sub-Advisers a monthly fee calculated on the basis of each Portfolio's average daily net assets, at the following annual rates:

Capital Appreciation Portfolio                       0.36%
Convertible Portfolio                                0.36%
Government Portfolio                                 0.30%
High Yield Corporate Bond Portfolio                  0.30%
International Equity Portfolio                       0.60%
Mid Cap Growth Portfolio                            0.375%
Mid Cap Value Portfolio                              0.35%
Small Cap Growth Portfolio                           0.50%
Total Return Portfolio                               0.32%
Value Portfolio                                      0.36%
Income & Growth Portfolio             0.40% on assets up to $100 million;
                                             0.35% on assets from
                                         $100 million to $200 million;
                                       0.30% on assets over $200 million
Basic Value Portfolio                 0.45% on assets up to $250 million;
                                       0.40% on assets over $250 million
Growth Portfolio                      0.40% on assets up to $200 million;
                                       0.30% on assets over $200 million
Developing Growth Portfolio                          0.50%

     For the years ended December 31, 2004, December 31, 2003 and December 31, 2002, the amount of advisory fees paid by the Fund to the Manager and its affiliates and the amount of sub-advisory fees paid by the Manager and its affiliates to the Sub-Advisers is indicated in the following table. All amounts were paid to the Manager or its affiliates except for sub-advisory fees paid to American Century Investment Management, Inc., The Dreyfus Corporation, Eagle Asset Management, Inc., and Lord, Abbett & Co., LLC in respect to the Portfolios they sub-advise.

                                            SUB-                      SUB-                      SUB-                       SUB-
                             ADVISORY     ADVISORY     ADVISORY     ADVISORY     ADVISORY     ADVISORY     ADVISORY      ADVISORY
                             FEES PAID    FEES PAID    FEES PAID    FEES PAID    FEES PAID    FEES PAID    FEES PAID     FEES PAID
 PORTFOLIO                     2004         2004         2003         2003         2002         2002         2001          2001
----------                  ----------   ----------   ----------   ----------   ----------   ----------   -----------   ----------
Balanced+**                 $     N/A    $      N/A   $      N/A   $      N/A   $      N/A   $      N/A   $       N/A   $      N/A
Bond                         1,216,915          N/A    1,299,431          N/A    1,024,959          N/A       759,475          N/A
Capital Appreciation         3,544,528*   3,544,528    3,244,984    3,244,984    3,863,850*   3,863,850     5,280,299    4,517,513
Common Stock                 2,232,387          N/A    1,919,245          N/A    2,217,185          N/A     2,814,760          N/A
Convertible                  1,246,430*   1,246,430      885,729*     885,729      731,895*     731,895       667,556*     593,157
Floating Rate+**                   N/A          N/A          N/A          N/A          N/A          N/A           N/A          N/A
Government                   1,003,220*   1,003,220    1,361,795*   1,361,795      883,656*     883,656       527,141*     479,695
High Yield Corporate Bond    3,817,867*   3,817,867    2,759,638*   2,759,638    2,068,250*   2,068,250     2,002,599*   1,774,999
International Equity           890,129*     890,129      458,478*     458,478      364,807*     364,807       346,609*     301,171
Mid Cap Core **                902,871          N/A      348,251          N/A      181,605*         N/A        44,901          N/A
Mid Cap Growth **            1,083,456*     541,728      364,486*     182,243      147,406*      73,703        39,114*      19,557
Mid Cap Value **             1,593,894*     796,947      770,062*     385,031      432,017*     216,009        65,588       32,794
Small Cap Growth **          1,301,178*     650,584      580,404*     290,202      286,176*     143,088        62,055*      31,027
S&P 500  Index               1,337,447*         N/A    1,074,579          N/A      142,933          N/A     1,383,052*         N/A
Total Return                 1,794,615*   1,794,615    1,663,166*   1,663,166    1,869,762*   1,869,762     2,289,649*   1,985,986
Value                        1,835,097*   1,835,097    1,294,710*   1,294,710    1.352,433*   1,352,433     1,337.762*   1,191,129
Income and Growth              409,074*     327,260      304,459*     243,567      320,564*     256,454       354,943*     283,955
Basic Value                    497,312*     372,984      321,903*     241,427      328,901*     246,676       303,800*     250,330
Growth                         755,577*     604,461      669,824*     535,860      751,034*     600,827       930,827*     748,703
Developing Growth              280,929*     234,107      182,109*     157,757      157,721*     131,434       181,393*     151,161

+ No fees were paid on behalf of the Balanced and Floating Rate Portfolios, as they had not commenced operations as of the date of this prospectus.

*    Gross management fee - includes sub-advisory fee.

** Management fee includes administration fee, discussed below under "Administrative Services."

     Aggregate management and sub-advisory fees paid to the Manager and its affiliates for the years ended December 31, 2004, December 31, 2003 and December 31, 2002 were $18,954,007, $ 19,451,198, and $18,117,038, respectively.

     The Manager has voluntarily agreed to waive a portion of the fees otherwise payable to it to the extent that "Management Fees" and "Other Expenses" together exceed 0.89%, 0.98%, 0.97% and 0.95% of average daily net assets, on an annualized basis, for the Mid Cap Value Portfolio, Mid Cap Core Portfolio, Mid Cap Growth Portfolio and Small Cap Growth Portfolio, respectively. For the year ended December 31, 2004, the Manager waived $64,736 and $245,558 of its management fee for the Mid Cap Core Portfolio and Small Cap Growth Portfolio, respectively. For the year ended December 31, 2003, the Manager waived $82,921 and $153,602 of its management fee for the Mid Cap Core Portfolio and Small Cap Growth Portfolio, respectively. For the year ended December 31, 2002, the Manager waived $17,976, $77,526, $25,411, and $98,723 of its management fee for the Mid Cap Value Portfolio, Mid Cap Core Portfolio, Mid Cap Growth Portfolio and Small Cap Growth Portfolio, respectively. In connection with the approval or re-approval of the Fund's Management Agreement, Investment Advisory Agreements, and Sub-Advisory Agreements, the Directors of the Fund, including those Directors who are not "interested persons" of the Fund, the Manager or any Sub-Adviser (as the term is defined in the 1940 Act), requested and received from the Manager and Sub-Advisers, and reviewed, a wide variety of information. In approving or re-approving the agreements, and in evaluating the fairness of the compensation to be paid by the Fund, the Directors took into account principally the nature, quality and extent of the services performed by the Manager and Sub-Advisers, in relation to fees received under the agreements. Thus, the Directors considered the personnel, technical resources, operations, financial condition and investment management capabilities, methodologies and performance of the Manager and Sub-Advisers. The Directors also considered other factors, including the performance of other funds in the market pursuing broadly similar strategies, the fees and expenses borne by those funds, the costs to the Manager and Sub-Advisers of providing the services, and the profitability of the relationship with the Fund. In addition, the Directors considered the brokerage services received by the Fund. These factors were considered by the Directors at large, and also were considered by the independent Directors meeting separately. Based on this review, it was the judgment of the Directors and the independent Directors that approval or re-approval of the agreements was in the interests of the Fund and its shareholders.

                             ADMINISTRATIVE SERVICES

     The Manager provides administrative services to each of the Portfolios. These services are provided to the Balanced, Floating Rate, Mid Cap Value, Mid Cap Core, Mid Cap Growth and Small Cap Growth Portfolios pursuant to the Management Agreement referenced above. These services are provided to the other Portfolios pursuant to a separate Administrative Agreement.

     The Manager has authorized any of its directors, officers and employees who have been elected or appointed as directors or officers of the Fund to serve in the capacities in which they have been elected or appointed. In connection with its administration of the business affairs of the Portfolios, and except as indicated in the Prospectus, the Manager bears the following expenses:

          (a) the salaries and expenses of all personnel of the Fund and the Manager, except the fees and expenses of Directors not affiliated with the Manager or the Sub-Advisers; and

          (b) all expenses incurred by the Manager in connection with administering the ordinary course of the Portfolios' business, other than those assumed by the Fund.

     Prior to February 13, 2001, New York Life Insurance and Annuity Corporation ("NYLIAC") served as administrator for the Portfolios and NYLIAC retained MainStay Management LLC, an affiliate, as subadministrator. On February 13, 2001, the Board of Directors of the Fund approved a Substitution Agreement which substituted NYLIM for NYLIAC as Administrator to the Fund. Additionally, the Board terminated the Sub-Administration Agreement with MainStay Management LLC.

     Under a separate agreement, New York Life has granted the Portfolios the right to use the "New York Life" name and service marks and has reserved the right to withdraw its consent to the use of such name and marks by the Fund at any time, and to grant the use of such name and marks to other users.

     During the last three calendar years, the Portfolios paid administration fees to the Administrator as follows:

                               YEAR ENDED       YEAR ENDED       YEAR ENDED
                                12/31/04         12/31/03         12/31/02
                             ADMINISTRATION   ADMINISTRATION   ADMINISTRATION
        PORTFOLIO               FEE PAID         FEE PAID         FEE PAID
        ---------            --------------   --------------   --------------
Balanced*+                     $      N/A       $      N/A       $      N/A
Bond                              973,532        1,039,545          819,967
Capital Appreciation            1,969,182        1,802,769        2,146,584
Common Stock                    1,785,910        1,535,396        1,773,748
Convertible                       692,461          492,072          406,608
Floating Rate*+                       N/A              N/A              N/A
Government                        668,813          907,864          589,104
High Yield Corporate Bond       2,545,244        1,839,759        1,378,833
International Equity              296,710          152,826          121,602
Mid Cap Core *                          0                0                0
Mid Cap Growth *                        0                0                0
Mid Cap Value*                          0                0                0
Small Cap Growth *                      0                0                0
S&P 500  Index                  2,674,893        2,149,159        2,285,867
Total Return                    1,121,634        1,039,479        1,168,601
Value                           1,019,498          719,283          751,352
Income & Growth                   163,630          121,784          128,226
Basic Value                       165,771          107,301          109,634
Growth                            302,231          267,930          300,413
Developing Growth                  93,643           60,703           52,574

*    Administration fee of .20% reflected in advisory fee table on page 77.

+ No fees were paid on behalf of the Balanced and Floating Rate Portfolios, as they had not commenced operations as of the date of this prospectus.

                                 THE DISTRIBUTOR

     NYLIFE Distributors LLC, a limited liability corporation organized under the laws of Delaware, serves as the distributor (the "Distributor") of the Fund for the Service Class shares of the Portfolios pursuant to a Distribution and Service Agreement, dated May 13, 2003. The Distributor is not obligated to sell any specific amount of the Service Class shares, and receives no compensation from the Fund or the Portfolios under the Distribution and Service Agreement.

     The Distribution and Service Agreement is subject to annual approval by the Board. The Distribution and Service Agreement is terminable with respect to a Portfolio at any time, without payment of a penalty, by vote of a majority of the independent Directors upon 30 days' written notice to the Distributor, by vote of a majority of the outstanding voting securities of that Portfolio, upon 30 days' written notice to the Distributor, or by the Distributor, upon 30 days' written notice to the Fund. The Distribution and Service Agreement will terminate in the event of its assignment.

     The shares of each Portfolio are offered continuously, although each Portfolio reserves the right to suspend or terminate such offering at any time. The Distribution and Service Agreement for the Service Class shares of the Portfolios was initially approved by the Board, including a majority of the independent Directors, at an in-person meeting held on December 3, 2004.

DISTRIBUTION AND SERVICE PLAN

     For each of the Portfolios offering Service Class shares, the Fund has adopted a Distribution and Service Plan for the Service Class shares pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"). Under the 12b-1 Plan, each Portfolio's Service Class shares pays a monthly distribution and service fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to the Portfolio's Service Class shares as compensation for distribution activities and shareholder services with respect to Service Class shares. The distribution and service fee may be retained by the Distributor or used by the Distributor to pay third parties, including insurance companies, broker-dealers and other financial institutions and organizations (a) for servicing shareholder accounts, including retention or payment of a continuing fee which may accrue immediately after the sale of shares; and (b) for services in connection with any activities or expenses primarily intended to result in the sale of the Service Class shares of the Portfolios, including, but not limited to, retention or payment of compensation, to provide or obtain various distribution-related and/or administrative services for the Service Class shares. These services may include, among other things, processing new Policy account applications, preparing and transmitting to the Portfolio's Transfer Agent computer processable tapes of all transactions by Policy Owners and serving as the primary source of information to Policy Owners in answering questions concerning the Service Class shares and their transactions with the Service Class shares. The Distributor is also authorized to engage in advertising, the preparation and distribution of sales literature, training and educating agents, and other promotional activities on behalf of the Service Class shares of the Portfolios. In addition, the 12b-1 Plan authorizes payment by the Service Class shares of the cost of preparing, printing and distributing Service Class Prospectuses and Statements of Additional Information to prospective Policy Owners and of implementing and operating the Plan.

     Because the distribution and service fee is paid out of a Portfolio's assets on an on-going basis, over time these fees will increase the cost of an investment in Service Class shares and may cost a Service Class shareholder more than paying other types of sales charges. The 12b-1 Plan provides that the distribution and/or service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor. Authorized distribution expenses include the Distributor's interest expense and profit. The Distributor anticipates that its actual expenditures will substantially exceed the distribution fee received by it during the early years of the operation of the 12b-1 Plan. If the 12b-1 Plan for Service Class shares of a Portfolio is terminated, the Service Class will owe no payments to the Distributor other than fees accrued but unpaid on the termination date. The 12b-1 Plan may be terminated only by specific action of the Board or shareholders.

     The 12b-1 Plan shall continue in effect from year to year with respect to a Portfolio, provided such continuance is approved at least annually by the Board or by a vote of a majority of the outstanding voting securities of the Service Class shares of the Portfolio (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the independent Directors. No 12b-1 Plan may be amended with respect to a Portfolio to increase materially the amount to be spent for the services described therein without approval of the shareholders of the Service Class of the Portfolio, and all material amendments of the 12b-1 Plan must also be approved by the Directors in the manner described above. The 12b-1 Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the independent Directors, or by a vote of a majority of the outstanding voting securities of the affected Service Class of a Portfolio (as defined in the 1940 Act), on not more than 30 days' written notice to any other party to the 12b-1 Plan. So long as any 12b-1 Plan is in effect, the selection and nomination of Directors who are not such interested persons has been committed to those Directors who are not such interested persons. The Directors have determined that, in their judgment, there is a reasonable likelihood that the 12b-1 Plan will benefit the Fund, the Service Class shares of each Portfolio, and their respective shareholders. Pursuant to the 12b-1 Plan, the Distributor shall provide the Fund for review by the Board, and the Board shall review at least quarterly, a written report of the amounts expended under the 12b-1 Plan and the purpose for which such expenditures were made.

     For the year ended December 31, 2004 and for the period from June 2, 2003 to December 31, 2003, the Fund paid distribution and service fees pursuant to the 12b-1 Plan as follows:

                                      AMOUNT OF FEE PURSUANT TO
                                              12B-1 PLAN
                            ---------------------------------------------
                            FOR THE YEAR ENDED   PERIOD FROM JUNE 2, 2003
                                 12/31/04          TO DECEMBER 31, 2003
                            ------------------   ------------------------
Balanced+                        $    N/A                 $   N/A
Bond                              103,087                  12,080
Capital Appreciation               82,105                    8680
Common Stock                      155,602                   5,695
Convertible                       125,060                  12,441
Floating Rate+                        N/A                     N/A
Government                         68,669                   9,089
High Yield Corporate Bond         422,254                  43,402
International Equity               66,825                   4,403
Mid Cap Core                       58,683                   4,740
Mid Cap Growth                    102,817                   8,417
Mid Cap Value                     109,059                   8,901
Small Cap Growth                   86,187                   7,066
S&P 500 Index                     225,522                  20,938
Total Return                       65,289                    6161
Value                              89,863                   7,850
Income & Growth                    24,708                   2,088
Basic Value                        38,161                   3,076
Growth                             34,163                    3940
Developing Growth                  25,256                   2,408

+ No fees were paid on behalf of the Balanced or Floating Rate Portfolios, as they had not commenced operations as of the date of this prospectus.

     For the year ended December 31, 2004, the following amounts were spent for distribution-related activities with respect to the Service Class shares of each
Portfolio:

                          MAINSTAY VP SERIES FUND, INC.
                        SERVICE CLASS EXPENSE CATEGORIES
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                                                       APPROXIMATE
                                             PRINTING AND                                                             TOTAL AMOUNT
                                               MAILING                                                                  SPENT BY
                                           PROSPECTUSES TO   COMPENSATION                                                NYLIFE
                                SALES         OTHER THAN          TO        COMPENSATION   COMPENSATION               DISTRIBUTORS
                            MATERIAL AND       CURRENT       DISTRIBUTION     TO SALES       TO BROKER                WITH RESPECT
                             ADVERTISING     SHAREHOLDERS      PERSONNEL      PERSONNEL       DEALERS       OTHER*       TO FUND
                            ------------   ---------------   ------------   ------------   ------------   ---------   ------------
Basic Value                     107,731          7,213           211,708        358,763         30,308      109,610       825,333
Balanced+                           N/A            N/A               N/A            N/A            N/A          N/A           N/A
Bond                            291,183         19,497           572,219        969,690         81,919      296,263     2,230,771
Capital Appreciation            237,337         15,557           456,577        773,722         65,364      236,390     1,779,946
Common Stock                    157,621         10,554           309,749        524,905         44,344      160,370     1,207,542
Convertible                     353,577         23,675           694,832      1,177,473         99,473      359,745     2,708,775
Developing Growth                71,363          4,778           140,240        237,652         20,077       72,608       546,718
Floating Rate+                      N/A            N/A               N/A            N/A            N/A          N/A           N/A
Government                      193,811         12,977           380,869        645,426         54,526      197,193     1,484,802
Growth                           97,613          6,536           191,825        325,070         27,462       99,316       747,823
High Yield Corporate Bond     1,192,690         79,860         2,343,816      3,971,866        335,543    1,213,497     9,137,272
Income & Growth                  69,507          4,654           136,591        231,469         19,554       70,719       532,494
International Equity            186,937         12,517           367,361        622,535         52,592      190,199     1,432,140
Mid Cap Core                    168,028         11,050           324,304        549,571         46,428      167,907     1,264,287
Mid Cap Growth                  289,791         19,404           569,483        965,054         81,528      294,846     2,220,106
Mid Cap Value                   305,721         20,470           600,788      1,018,104         86,009      311,054     2,342,147
Small Cap Growth                243,081         16,276           477,691        809,502         68,387      247,322     1,862,259
S&P 500  Index                  636,717         42,633         1,251,245      2,120,378        179,130      647,824     4,877,927
Total Return                    184,822         12,375           363,202        615,488         51,996      188,046     1,415,930
Value                           253,112         16,948           497,404        842,908         71,209      257,528     1,939,109
TOTAL                         5,032,640        336,975         9,889,903     16,759,576      1,415,849    5,120,437    38,555,380

+ No fees were paid on behalf of the Balanced or Floating Rate Portfolios, as they had not commenced operations as of the date of this prospectus.

* Other includes costs associated with Agent Training and Development, certain Agency administration expenses based on mean policies inforce. Also included are Agent Group Insurance and Agent Progress Sharing expenses.

     For the period from June 2, 2003 to December 31, 2003, it is estimated that the following amounts were spent for distribution-related activities with respect to the Service Class shares of each Portfolio:

                          MAINSTAY VP SERIES FUND, INC.
                        SERVICE CLASS EXPENSE CATEGORIES
                        JUNE 2, 2003 TO DECEMBER 31, 2003

                                                                                                                        APPROXIMATE
                                             PRINTING AND                                                              TOTAL AMOUNT
                                               MAILING                                                                   SPENT BY
                                           PROSPECTUSES TO   COMPENSATION                                                 NYLIFE
                                SALES         OTHER THAN          TO        COMPENSATION   COMPENSATION                DISTRIBUTORS
                            MATERIAL AND       CURRENT       DISTRIBUTION     TO SALES       TO BROKER                 WITH RESPECT
                             ADVERTISING     SHAREHOLDERS      PERSONNEL      PERSONNEL       DEALERS        OTHER*       TO FUND
                            ------------   ---------------   ------------   ------------   ------------   ----------   ------------
Convertible                  $  202,157        $ 11,985       $  344,517     $  586,843     $   84,029    $  197,706    $ 1,427,237
Government                      147,689           8,756          251,694        428,729         61,389       144,438      1,042,695
High Yield Corporate Bond       705,255          41,812        1,201,904      2,047,294        293,148       689,730      4,979,143
International Equity             71,542           4,241          121,923        207,680         29,737        69,967        505,090
Mid Cap Core                     77,021           4,566          131,260        223,585         32,015        75,326        543,773
Mid Cap Growth                  136,774           8,109          233,092        397,044         56,852       133,764        965,635
Small Cap Growth                114,817           6,808          195,672        333,304         47,725       112,289        810,615
Total Return                    100,116           5,936          170,619        290,628         41,614        97,911        706,824
Value                           127,549           7,562          217,371        370,265         53,018       124,742        900,507
Bond                            196,298          11,638          334,533        569,834         81,594       191,977      1,385,874
Income & Growth                  33,921           2,011           57,809         98,471         14,100        33,175        239,487
Basic Value                      49,977           2,963           85,171        145,078         20,773        48,876        352,838
Growth                           64,024           3,796          109,111        185,857         26,612        62,614        452,014
Developing Growth                39,136           2,321           66,696        113,608         16,267        38,275        276,303
Capital Appreciation            141,042           8,362          240,366        409,434         58,626       137,938        995,768
Common Stock                     92,540           5,486          157,708        268,637         38,466        90,503        653,340
Mid Cap Value                   144,641           8,575          246,498        419,880         60,122       141,457      1,021,173
S&P 500 Index                   340,228          20,171          579,821        987,653        141,420       332,739      2,402,032
   TOTAL                     $2,784,727        $165,098       $4,745,765     $8,083,824     $1,157,507    $2,723,427    $19,660,348

EXPENSES BORNE BY THE FUND

     Except for the expenses to be paid by NYLIM as described in the Prospectus, the Fund, on behalf of each Portfolio, is responsible for the payment of expenses related to each Portfolio's operations, including: (1) the fees payable to the NYLIM; (2) the fees and expenses of Directors who are not affiliated with NYLIM or the Subadvisers; (3) certain fees and expenses of the Fund's custodians; (4) the charges and expenses of the Fund's legal counsel and independent accountants; (5) brokers' commissions and any issue or transfer taxes chargeable to the Fund, on behalf of a Portfolio, in connection with its securities transactions; (6) the fees of any trade association of which a Portfolio or the Fund is a member; (7) the cost of share certificates representing shares of a Portfolio; (8) reimbursement of a portion of the organization expenses of a Portfolio and the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC and registering the Fund as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statement and prospectuses for such purposes; (9) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and preparing, printing and mailing prospectuses and reports to shareholders; (10) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of a Portfolio's business; (11) any expenses assumed by the Fund pursuant to its plan of distribution; (12) all taxes and business fees payable by a Portfolio to federal, state or other governmental agencies; and (13) costs associated with the pricing of the Portfolios' shares. Fees and expenses of legal counsel, registering shares, holding meetings and communicating with shareholders include an allocable portion of the cost of maintaining an internal legal and compliance department.

     Certain of the Portfolios have entered into a committed line of credit with The Bank of New York as agent, and various other lenders from whom a Portfolio may borrow up to 5% of its net assets in order to honor redemptions. The credit facility is expected to be utilized in periods when the Portfolios experience unusually large redemption requests. A mutual fund is considered to be using leverage whenever it borrows an amount more than 5% of its assets. None of the Portfolios intend to borrow for the purpose of purchasing securities using the credit facility or any other source of borrowed funds.

                      PROXY VOTING POLICIES AND PROCEDURES

     It is the Fund's policy that proxies received by the Fund are voted in the best interests of the Fund's shareholders. The Board of Directors of the Fund has adopted Proxy Voting Policies and Procedures for the Fund that delegate all responsibility for voting proxies received relating to the Fund's portfolio securities to the Manager, subject to the oversight of the Board. The Manager has adopted its own Proxy Voting Policies and Procedures in order to assure that proxies voted on behalf of the Fund are voted in the best interests of the Fund and its shareholders. Where the Fund has retained the services of a Sub-Adviser to provide day-to-day portfolio management for a Portfolio, the Manager may delegate proxy voting authority to the Sub-Adviser; provided that, as specified in the Manager's Proxy Voting Policies and Procedures, the Sub-Adviser either
(1) follows the Manager's Proxy Voting Policy and the Fund's Procedures; or (2) has demonstrated that its proxy voting policies and procedures are consistent with the Manager's Proxy Voting Policies and Procedures or are otherwise implemented in the best interests of the Manager's clients and appear to comply with governing regulations. The Fund may revoke all or part of this delegation (to the Manager and/or Sub-Adviser as applicable) at any time by a vote of the Board.

     MANAGER'S PROXY VOTING GUIDELINES. To assist the Manager in approaching proxy voting decisions for the Fund and its other clients, the Manager has adopted proxy voting guidelines ("Guidelines") with respect to certain recurring issues. These Guidelines are reviewed on an annual basis by the Manager's Proxy Voting Committee and revised when the Proxy Voting Committee determines that a change is appropriate. The Manager has selected Institutional Shareholder Services ("ISS") - an unaffiliated third-party proxy research and voting service
- to assist it in researching and voting proxies. With respect to each proxy received, ISS researches the proxy and provides a recommendation to the Manager as to how to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings to the Guidelines. The Fund's portfolio managers (or other designated personnel) have the ultimate responsibility to accept or reject any ISS proxy voting recommendation ("Recommendation"). The Manager will memorialize the basis for any decision to override a Recommendation, to abstain from voting, and to resolve any conflicts as further discussed below. In addition, the Manager may choose not to vote a proxy if the cost of voting outweighs the possible benefit; if the vote would have an indeterminable or insignificant effect on the client's economic interests or the value of the portfolio holding; or if a jurisdiction imposes share blocking restrictions.

     The following examples illustrate the Manager's Guidelines with respect to certain typical proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether the Manager supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information.

     Board of Directors. The Manager will vote on director nominees in an uncontested election on a case-by-case basis, examining such factors as the composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman also serves as CEO, and whether a retired CEO sits on the board. In a contested election of directors, the Manager will evaluate the nominees based on such factors as the long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); and evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions. The Manager generally supports proposals to fix the board size or designate a range for the board size, proposals to repeal classified boards or elect all directors annually. The Manager also supports proposals seeking that a majority or more of the board be independent. The Manager generally votes against shareholder proposals to impose a mandatory retirement age for outside directors.

     Antitakeover Defenses and Voting Related Issues. The Manager generally evaluates advance notice proposals on a case-by-case basis, supporting proposals that allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible. The Manager generally supports shareholder proposals that ask a company to submit its poison pill for shareholder ratification; proposals to allow or make easier shareholder action by written consent; and proposals to lower supermajority vote requirements. The Manager generally votes against proposals to restrict or prohibit shareholder ability to call special meetings shareholder and proposals giving the board exclusive authority to amend the bylaws.

     Capital Structure. Generally, votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis using a model developed by ISS. The Manager will generally vote for proposals to create a new class of nonvoting or subvoting common stock if it is intended for financing purposes with minimal or no dilution to current shareholders and if it is not designed to preserve the voting power of an insider or significant shareholder. The Manager will generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights and against proposals to create a new class of common stock with superior voting rights.

     Executive and Director Compensation. Proposals regarding compensation plans are reviewed on a case-by-case basis using a methodology focusing on the transfer of shareholder wealth. Generally, the Manager will support proposals seeking additional information regarding compensation, but will vote against proposals which set absolute levels on compensation or dictate amount or form of compensation.

     CONFLICTS OF INTEREST. When a proxy presents a conflict of interest, such as when the Manager has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and the Manager or an affiliated entity of the Manager, both the Fund's and the Manager's proxy voting policies and procedures mandate that the Manager follow an alternative voting procedure rather than to vote proxies in its sole discretion. In these cases, the Manager may; (1) cause the proxies to be voted in accordance with the recommendations of an independent service provider; (2) notify the Fund's Board, a designated Board committee or a representative of either, of the conflict of interest and seek a waiver of the conflict to permit the Manager to vote the proxies as it deems appropriate and in the best interest of Fund shareholders, under its usual policy; or (3) forward the proxies to the Fund's Board, a designated Board committee or a representative of either, so that the Board, the committee or the representative may vote the proxies itself. As part of its delegation of proxy voting responsibility to the Manager, the Fund also delegated to the Manager responsibility for resolving conflicts of interest based on the use of acceptable alternative voting procedures such as the one just described. If the Manager chooses to override a voting recommendation made by ISS, the Manager's compliance department will review the override prior to voting to determine the existence of any potential conflicts of interest. If the compliance department determines a material conflict may exist, the issue is referred to the Manager's Proxy Voting Committee who will consider the facts and circumstances and determine whether to allow the override or take other action, such as the alternative voting procedures just mentioned.

     The Manager has retained voting authority for the following Portfolios:
Balanced, Bond, Common Stock, Floating Rate, Mid Cap Core and S&P 500 Index.

     SUB-ADVISER PROXY VOTING GUIDELINES. With respect to the Capital Appreciation, Cash Management, Convertible, Mid Cap Value, Mid Cap Growth, Small Cap Growth, Government, High Yield Corporate Bond, International Equity, Total Return and Value Portfolios, the Manager has delegated proxy voting authority to the Portfolios' Sub-Adviser, MacKay Shields. With respect to the Income & Growth Portfolio, the Manager has delegated proxy voting authority to the Portfolio's Sub-Adviser, American Century Investment Management, Inc. With respect to the Basic Value Portfolio, the Manager has delegated proxy voting authority to the Portfolio's Sub-Adviser, The Dreyfus Corporation. With respect to the Growth Portfolio, the Manager has delegated proxy voting authority to the Portfolio's Sub-Adviser, Eagle Asset Management. With respect to the Developing Growth Portfolio, the Manager has delegated proxy voting authority to the Portfolio's Sub-Adviser, Lord, Abbett & Co. LLC.

     Summaries of each Sub-Adviser's proxy voting policies and procedures are provided at Appendix B.

     FUND'S PROXY VOTING RECORD. Each Fund is required to file with the SEC its proxy voting record for each Portfolio for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX is available on the Main Stay Fund's website at www.mainstayfunds.com; or on the SEC's website at www.sec.gov.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

     The Board has adopted policies and procedures concerning selective disclosure of portfolio holdings of the Fund. Under these policies, the Manager publicly discloses the complete schedule of each Portfolio's portfolio holdings, as reported at month-end, no earlier than the first business day falling 30 days after the month's end and will publicly disclose each Portfolio's top ten holdings no earlier than the first business day falling 15 days after the quarter's end. Such information will remain accessible until the next schedule is made publicly available. You may obtain a copy of a Portfolio's schedule of portfolio holdings or top ten holdings for the most recently completed period by accessing the information on the Fund's website at www.mainstayfunds.com or by calling the Fund at 1-800-598-2019.

     In addition, the Manager may share the Portfolio's non-public portfolio holdings information with sub-advisers, pricing services and other service providers to the Fund who require access to such information in order to fulfill their contractual duties to the Fund. The Manager may also disclose non-public information regarding a Portfolio's holdings information to certain mutual fund analysts and rating and tracking entities, such as Morningstar and Lipper Analytical Services, or to other entities that have a legitimate business purpose in receiving such information on a more frequent basis. Exceptions to the frequency and recipients of the disclosure may be made only with the advance authorization of the Fund's Chief Compliance Officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Fund and will be reported to the Board of Directors at the next regularly scheduled board meeting. All non-public portfolio holdings information is provided pursuant to a confidentiality agreement.

     All confidentiality agreements entered into for the receipt of non-public portfolio holdings information must provide, among other things, that the recipient (1) will limit access to the information to its employees and agents who are subject to a duty to keep and treat such information as confidential;
(2) will implement procedures to monitor compliance by its employees with the terms of the confidentiality agreement; and (3) upon written request from the Manager or the Fund, will promptly return or destroy the information.

     Whenever portfolio holdings disclosure made pursuant to these procedures involves a conflict of interest between the Portfolios' shareholders and the Portfolios' manager, subadvisor, distributor or any affiliated person of the Fund, the disclosure may not be made unless a majority of the Independent Directors of a majority of a Board committee consisting solely of Independent Directors approves such disclosure. The Fund, the Manager and the subadvisors shall not enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind. Any material changes to the policies and procedures for the disclosure of portfolio holdings will be reported to the Board on at least an annual basis.

     As of December 31, 2004, the dollar range of fund securities beneficially owned by each Portfolio Manager in the Fund ($1-$10,000, $10,001-$50,000, $50,000-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000)
was as follows:

 PORTFOLIO MANAGER     FUND   $ RANGE OF OWNERSHIP
--------------------   ----   --------------------
Claude Athaide
Rupal J. Bhansali      None             0
Kurt Borgwardt         None             0
Rudolph C. Carryl      None             0
William E. Costello    None             0
Robert Dial*           None             0
Duane Eatherly         None             0
Robert J. Eastman      None             0
Tony H. Elavia*        None             0
Brain C. Ferguson
Harvey Fram            None             0
Gary Goodenough        None             0
Christopher Harms      None             0
J. David Macey         None             0
Anthony Malloy*        None             0
Donald E. Morgan
F. Thomas O'Halloran   None             0
Francis J. Ok          None             0
Michael J. Pagano      None             0
Ashi Parikh            None             0
J. Matthew Philo       None             0
Joseph Portera
Richard A. Rosen
Joan M. Sabella*       None             0
John Schniedwind       None             0
Donald F. Serek        None             0
Michael C. Sheridan
Edward Silverstein     None             0
Edmund C. Spelman      None             0
Thomas Volpe, Jr.      None             0
Zili Zhang             None             0

     Whenever portfolio holdings disclosure made pursuant to these procedures involves a conflict of interest between the Portfolios' shareholders and the Portfolios' manager, subadvisor, distributor or any affiliated person of the Fund, the disclosure may not be made unless a majority of the Independent Directors of a majority of a Board committee consisting solely of Independent Directors approves such disclosure. The Fund, the Manager and the subadvisors shall not enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind. Any material changes to the policies and procedures for the disclosure of portfolio holdings will be reported ot the Board on at least an annual basis.

                               PORTFOLIO MANAGERS

     Each Fund's portfolio managers also have responsibility for the day-to-day management of accounts other than the Funds. Information rearding these other accounts, as of December 31, 2004 is set forth below:

                                                                        NUMBER OF OTHER ACCOUNTS MANAGED
                                                                           AND ASSETS BY ACCOUNT TYPE
                                                            ---------------------------------------------------------
                                                                REGISTERED         OTHER POOLED
      PORTFOLIO                 FUNDS MANAGED BY                INVESTMENT          INVESTMENT            OTHER
       MANAGER                  PORTFOLIO MANAGER                COMPANY             VEHICLES            ACCOUNTS
--------------------   ----------------------------------   -----------------   -----------------   -----------------
Claude Athaide         Cash Management                      2 RICs,             0                   5 Accounts,
                       Portfolio                            $443,733,327                            $549,497,028

Rupal J. Bhansali      International Equity Portfolio       1 RIC,              0                   5 Accounts,
                                                            $225,661,838                            $876,208,044

Kurt Borgwardt         Income & Growth Portfolio            4 RICs,             0                   0
                                                            $6,811,375,604.89

Rudolph C. Carryl      Capital Appreciation,                5 RICs,             0                   43 Accounts,
                       Mid Cap Growth, Small                $1,809,296,576      0                   $2,013,672,297
                       Cap Growth, Total
                       Return Portfolios

William E. Costello    Basic Value Portfolio                $1,127,512,152.79   0                   $575,956,227

Robert Dial            Floating Rate Portfolio              1 RIC                                   7 Accounts,
                                                            $448,892,839        0                   $2,054,885,014

Duane Eatherly         Growth Portfolio                     4 RICs              0                   113 Accounts,
                                                            $443,426,587                            $7,387,443

Robert J. Eastman      Basic Value Portfolio                $1,127,512,152.79   0                   $575,956,227

Tony H. Elavia         Balanced Portfolio

Brian C. Ferguson      Basic Value Portfolio                $1,127,512,152.79                       $575,956,227

Harvey Fram            Common Stock,                        2 RICs,             0                   11 Accounts,
                       MidCap Core Portfolios               $1,127,512,152.79                       $575,956,227

Gary Goodenough        Government,                          4 RICs,             2 Accounts,         49 Accounts,
                       Total Return                         $758,991,524        $103,806,051.99     $4,808,259,006.82

Christopher Harms      Cash Management,                     2 RICs,             0                   6 Accounts,
                       Total Return Portfolios              $342,354,979                            $152,858,326

J. David Macey         Basic Value Portfolio                $1,127,512,152.79   0                   $575,956,227

Anthony Malloy         Floating Rate Portfolio              1 RIC,              0                   0
                                                            $586,193,814

Donald E. Morgan       High Yield Corporate                 3 RICs,             6 Accounts,         47 Accounts,
                       Bond Portfolio                       $2,757,769,144      $2,861,801,193.90   $13,849556712

F. Thomas O'Halloran   Developing Growth Portfolio          3 RICs              0                   309 Accounts,
                                                            $1,164.                                 $257.0

Francis J. Ok          S&P 500 Index Portfolio              2 RICs              0                   6 Accounts,
                                                            $2,060,978,946                          $1,419,774,087

Michael J. Pagano      Bond Portfolio                       1 RIC,              0                   7 Accounts,
                                                            $448,892,839                            $2,054,885,014

Ashi Parikh            Growth Portfolio                     6 RICs              2 Accounts          310 Accounts
                                                            $646,143,567        $26,652,881         747,978,436

J. Matthew Philo       High Yield                           1 RIC,              0                   0
                       Corporate Bond Portfolio             $1,443,720,338

Joseph Portera         Government Portfolio                 1 RIC,              1 Account,          17 Accounts,
                                                            $315,931,913        $1,180,679.36       $77,212,949.61

Richard A. Rosen       Mid Cap Value, Value,                4 RICs,             0                   30 Accounts,
                       Total Return Portfolios              $1,299,142,993                          $1,458,236,254

Joan M. Sabella        Balanced Portfolio

John Schniedwind       Income & Growth Portfolio            5 RICs              0                   0
                                                            $7,007,458,039.54

Donald F. Serek        Bond Portfolio                       1 RICs              0                   9 Accounts,
                                                            $482,765,898                            $1,928,734,688

Michael C. Sheridan    Mid Cap Value, Mid Cap               2 RICs,             0                   8 Accounts,
                       Growth, Total Return                 $477,969,466                            $462,444,701
                       Convertible Portfolios               $2,177,728,344                          $2,013,672,297

Edward Silverstein     Convertible Portfolio                1 RIC,              0                   10 Accounts,
                                                            $368,431,768                            $783,152,419

Edmund C. Spelman      Capital Appreciation, Convertible,   6 RICs,             0                   43 Accounts,
                       Mid Cap Growth, Small Cap Growth,    $2,177,728,344                          $2,013,672,297
                       Total Return Portfolios

Thomas Volpe, Jr.      Bond Portfolio                       1 RIC,              0                   0
                                                            $482,756,898

Zili Zhang             Income & Growth Portfolio            4 RICs,             0                   0
                                                            $6,811,375,604.89

                                                                      NUMBER OF ACCOUNTS AND ASSETS
                                                                      FOR WHICH THE ADVISORY FEE IS
                                                                          BASED ON PERFORMANCE
                                                            ------------------------------------------------
                                                            REGISTERED     OTHER POOLED
      PORTFOLIO                 FUNDS MANAGED BY            INVESTMENT      INVESTMENT           OTHER
       MANAGER                  PORTFOLIO MANAGER             COMPANY        VEHICLES           ACCOUNTS
--------------------   ----------------------------------   ----------   ---------------   -----------------
Claude Athaide         Cash Management                          0        0                 0
                       Portfolio                                0        0                 0

Rupal J. Bhansali      International Equity Portfolio           0        0                 3 Accounts,
                                                                                           $384,937,597

Kurt Borgwardt         Income & Growth Portfolio                0        0                 0


Rudolph C. Carryl      Capital Appreciation,                    0        0                 2 Accounts,
                       Mid Cap Growth, Small                    0        0                 $13,776,044
                       Cap Growth, Total
                       Return Portfolios

William E. Costello    Basic Value Portfolio                    0        0                 0

Robert Dial            Floating Rate Portfolio


Duane Eatherly         Growth Portfolio


Robert J. Eastman      Basic Value Portfolio                    0        0                 0

Tony H. Elavia         Balanced Portfolio

Brian C. Ferguson      Basic Value Portfolio                    0        0                 0

Harvey Fram            Common Stock,                            0        0                 0
                       MidCap Core Portfolios

Gary Goodenough        Government,                              0        0                 5 Accounts,
                       Total Return                                                        $1,131,413,710.48

Christopher Harms      Cash Management,                         0        0                 0
                       Total Return Portfolios

J. David Macey         Basic Value Portfolio                    0        0                 0

Anthony Malloy         Floating Rate Portfolio                  0        0                 0


Donald E. Morgan       High Yield Corporate                     0        2 Accounts,       3 Accounts,
                       Bond Portfolio                                    $912,229,355.00   $263,787,747.97

F. Thomas O'Halloran   Developing Growth Portfolio              0        0                 0


Francis J. Ok          S&P 500 Index Portfolio                  0        0                 0


Michael J. Pagano      Bond Portfolio                           0        0                 0


Ashi Parikh            Growth Portfolio                         0        0                 0


J. Matthew Philo       High Yield                               0        0                 0
                       Corporate Bond Portfolio

Joseph Portera         Government Portfolio                     0        0                 3 Accounts,
                                                                                           $108,871,758

Richard A. Rosen       Mid Cap Value, Value,                    0        0                 2 Accounts,
                       Total Return Portfolios                                             $217,647,380

Joan M. Sabella        Balanced Portfolio

John Schniedwind       Income & Growth Portfolio                0        0                 0


Donald F. Serek        Bond Portfolio                           0        0                 0


Michael C. Sheridan    Mid Cap Value, Mid Cap                   0        0                 2 Accounts,
                       Growth, Total Return                                                $217,647,380
                       Convertible Portfolios                                              $13,776,044

Edward Silverstein     Convertible Portfolio                    0        0                 2 Accounts,
                                                                                           $659,898,591

Edmund C. Spelman      Capital Appreciation, Convertible,       0        0                 2 Accounts,
                       Mid Cap Growth, Small Cap Growth,                                   $13,776,044
                       Total Return Portfolios

Thomas Volpe, Jr.      Bond Portfolio                           0        0                 0


Zili Zhang             Income & Growth Portfolio                0        0                 0

     CONFLICTS. To address potential conflicts of interest, NYLIM and each Subadviser has adopted allocation policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a manner that is fair and appropriate, it is possible that unforeseen or unusual circumstances may arise that may require different treatment between the Funds and other accounts managed.

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

     American Century has adopted policies and procedures that are designed to minimize the effects of conflicts that may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities.

     Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, small- and mid-cap growth, large-cap growth, value, international, fixed income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

     For each investment strategy, one portfolio is generally designated as the "policy portfolio." Other portfolios with similar investment objectives, guidelines and restrictions are referred to as "tracking portfolios." When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century's trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

     American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.

     Finally, investment of American Century's corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.

     When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, TBCAM does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. TBCAM has adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another.

THE DREYFUS CORPORATION

     A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. TBCAM has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

     A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of TBCAM generally require that such trades be "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, TBCAM will place the order in a manner intended to result in as favorable a price as possible for such client.

     A portfolio manager may favor an account if the portfolio manager's compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if TBCAM receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation. The investment performance on specific accounts, is not a factor in determining the portfolio manager's compensation.

     A portfolio manager may favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. TBCAM imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

     If the different accounts have materially and potentially conflicting investment objections or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern may disadvantage either the account that is long or short. To mitigate the conflict in this scenario TBCAM has in place a distinct procedure that must be complied with before shorting a stock held in a long only portfolio managed by the same portfolio manager. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

EAGLE ASSET MANAGEMENT LLC

     Eagle Asset Management LLC currently holds a 50% ownership interest in EA Management I, LLC which acts as the general partner to a limited partnership formed for investment purposes. Ashi Parikh is a 50% owner of EA Management and the Portfolio Manager for the Eagle Growth Partners Fund I L.P. and Eagle Growth Partners III L.P. Eagle also provides administrative and investment research services for the general partner. Certain officers and employees of Eagle have investment interests in the partnership.

     On occasion, orders for the securities transactions of a partnership may be aggregated with orders for Eagle's client accounts. In such instances, Eagle will ensure that the allocation of securities among Eagle's clients and the partnership is equitable; price averaging may be used for trades executed in a series of transactions on the same day.

LORD, ABBETT & CO., LLC

     As stated in the Prospectus, Lord, Abbett & Co., LLC ("Lord Abbett") uses a team of investment managers and analysts acting together to manage the investments of the MainStay VP Developing Growth Portfolio. F. Thomas O'Halloran heads the team and the other senior members are Lesley-Jane Dixon and John DiChiaro. Mr. O'Halloran is primarily responsible for the day-to-day management of the Portfolio.

     Lord Abbett addresses potential conflicts of interest that may arise in connection with the investment managers' management of the investments of the Portfolios and the investment of the other accounts, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. Lord Abbett's Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interests. Moreover, Lord Abbett's Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transaction through such an entity. Lord Abbett does not conduct any investment bank functions through such an entity. Lord Abbett does not believe that any material conflicts of interest exist in connection with the investment manager's management of the investments of the Portfolios and the investments of the other accounts referenced in the table above.

PORTFOLIO MANAGER COMPENSATION STRUCTURE. In an effort to retain key personnel, NYLIM and MacKay Shields LLC has structured compensation plans for portfolio managers and other key personnel that it believes are competitive with other investment management firms.

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

     New York Life Investment Management LLC ("NYLIM") portfolio managers receive a base pay and an annual incentive based on performance against individual and organizational unit objectives, as well as business unit and overall NYLIM results. The plan is designed to align manager compensation with investors' goals by rewarding portfolio managers who meet the long-term objective of consistent, dependable and superior investment results, measured by the performance of the product(s) under the individual's management. In addition, these employees also participate in a long-term incentive program.

     NYLIM offers an annual incentive plan and a long-term incentive plan. The total dollars available for distribution is equal to the pool generated based on NYLIM's overall company performance. "NYLIM Company Performance" is determined using several key financial indicators, including operating revenue, pre-tax operating income, and net cash flow. The long-term incentive plan, is eligible to senior level employees and is designed to reward profitable growth in Company value. An employee's total compensation package is reviewed periodically to ensure that they are competitive relative to the external marketplace.

MACKAY SHIELDS LLC

     MacKay Shields establishes salaries at competitive levels, verified through industry surveys, to attract and maintain the best professional talent. In addition, an incentive bonus equal to a significant percentage of the firm's pre-tax profits is paid annually to the firm's employees based upon an individual's performance and the profitability of the firm. The bonus generally represents a sizable amount relative to the base salary, and when considered with the base salary, results in a highly attractive level of total cash compensation for the firm's professional employees. Certain other accounts at MacKay pay the firm a fee based on performance, a portion of which forms a part of the bonus pool for all employees. Every MacKay Shields employee participates in the bonus pool. This approach instills a strong sense of commitment on the part of each employee towards the overall success of the firm. There is no difference between the method used in determining a portfolio manager's compensation with respect to a Portfolio and other accounts.

     MacKay Shields offers a Phantom Stock Plan, which enhances the firm's ability to attract, retain, motivate and reward key executives. Awards can be made annually and vesting takes place over a period of several subsequent years. Participation in the Plan by senior professionals is contingent upon the execution of an Executive Employment Agreement.

AMERICAN CENTURY

     American Century Portfolio Manager compensation is structured to align the interest of portfolio managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios. Portfolio managers receive base pay in the form of a fixed annual salary. A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For policy portfolios, investment performance is measure by a combination of one- and three-year pre-tax performance relative to a pre-established, internally-customized peer group and/or market benchmark. Custom peer groups are constructed using all the funds in appropriate Lipper or Morningstar categories as a starting point. Funds are than eliminated from the peer group based on a standardized methodology designed to result in a final peer group that more closely represents the fund's true peers based on internal investment mandates and that is more stable (i.e., has less peer turnover) over the long-term. In cases where a portfolio manager has responsibility for more than one policy portfolio, the performance of each is assigned a percentage weight commensurate with the portfolio manager's level of responsibility.

     With regard to tracking portfolios, investment performance may be measured in a number of ways. The performance of the tracking portfolio may be measured against a customized peer group and/or market benchmark as described above for policy portfolios. Alternatively, the tracking portfolio may be measured against a customized peer group and/or market benchmark as described above for policy portfolios. Alternatively, the tracking portfolio may be evaluated relative to the performance of its policy portfolio, with the goal of matching the policy portfolio's performance as closely as possible. In some cases, the performance of a tracking portfolio is not separately considered; rather, the performance of the policy portfolios is the key metric.

     The Income & Growth Portfolio is a tracking portfolio whose performance is measured relative to that of its policy portfolio, American Century's Income & Growth Fund.

     A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or value. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager's responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

     A portion of some portfolio managers' bonuses may be tied to individual performance goals, such as research projects and the development of new products.

     Finally, portfolio manager bonuses may occasionally be affected by extraordinarily positive or negative financial performance by American Century Companies, Inc. ("ACC"), the adviser's privately-held parent company. This feature has been designed to maintain investment performance as the primary component of portfolio manager bonuses while also providing a link to the adviser's ability to pay.

RESTRICTED STOCK PLANS

     Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual's grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years).

DEFERRED COMPENSATION PLANS

     Portfolio managers are eligible for grants of deferred compensation. These grants are used in limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

OWNERSHIP OF SECURITIES

     The following table indicates the dollar range of securities of the fund beneficially owned by the fund's portfolio managers as of December 31, 2004, the fund's most recent fiscal year end. American Century has adopted a policy that, with limited exceptions, requires its portfolio managers to maintain investments in the policy portfolios they oversee. Portfolio managers are not required to maintain separate investments in tracking portfolios, such as the fund, which have similar investment objectives, guidelines and restrictions as the corresponding policy portfolio.

THE DREYFUS CORPORATION

     The portfolio managers are duplicate employees of The Dreyfus Corporation and The Boston Company Asset Management, LLC ("TBCAM"). The Boston-based portfolio managers' cash compensation is comprised primarily of a market-based salary and incentive compensation plans (annual and long term incentive). Funding for the TBCAM Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall TBCAM profitability. Therefore, all bonus awards are based initially on TBCAM's financial performance. The portfolio managers are eligible to receive annual cash bonus awards from the Annual Incentive Plan. Annual incentive opportunities are pre-established for each individual, expressed as a percentage of base salary ("target awards"). Annual awards are determined by applying multiples to this target award (0-2 times target award represents a portfolio manager's range of opportunity) and are capped at a maximum range of incentive opportunity for the job category. Awards are 100% discretionary and regardless of performance will be subject to pool funding availability. Awards are paid in cash on an annual basis. A significant portion of the target opportunity awarded is based upon the one-year (weighted 50%) and three-year (weighted 50%) pre-tax performance of the portfolio manager's accounts relative to the performance of the appropriate Lipper and Callan peer groups. Other factors considered in determining the award are individual qualitative performance and the asset size and revenue growth of the products managed.

     For research analysts and other investment professionals, awards are distributed to the respective product teams (in the aggregate) based upon product performance relative to TBCAM-wide performance measured on the same basis as described above. Further allocations are made to specific team members by the product portfolio manager based upon sector contribution and other qualitative factors.

     All portfolio managers and analysts are also eligible to participate in the TBCAM Long Term Incentive Plan. This plan provides for an annual award, payable equally in Mellon Financial restricted stock and TBCAM phantom stock. Both the restricted stock and phantom stock cliff vest after three years. The value of the phantom stock award changes during the vesting period based upon changes in TBCAM's operating income.

EAGLE ASSET MANAGEMENT LLC

     Eagle Asset Management's Portfolio Managers are paid base salaries that are competitive with others in their fields, based on industry surveys. Portfolio managers participate in a revenue-sharing program that provides incentives to build a successful investment program over the long term. In addition, in the Institutional Growth Advisors Division, Mr. Parikh and his team have a profit-sharing arrangement that is tied to the growth and success of their business. Additional deferred compensation plans are provided to key investment professionals. Analysts and traders receive incentive bonus compensation up to three times their base salaries, primarily based upon experience and their contribution to investment results. All portfolio managers participate in a non-qualified stock option program that vests at the end of the seventh year following their respective dates of employment. All employees receive benefits from our parent company including a 401(d) plan, profit sharing, and Employee Stock Purchase Plan.

LORD ABBETT & CO., LLC

     Lord Abbett compensates its investment managers on the basis of salary, bonus and profit sharing plan contributions. Base salaries are assigned at a level that takes into account the investment manager's experience, reputation and competitive market rates.

     Fiscal year-end bonuses, which can be multiple of base salaries, are determined after an evaluation of the investment manager's investment results. Investment results are evaluated based on a assessment of the investment manager's three-and five-year investment returns vs. both the appropriate style benchmarks and the appropriate peer group rankings. In addition to the investment returns, other factors that are taken into consideration are: style consistency, dispersion among portfolios with similar objectives and the risk taken to achieve the portfolio returns. Finally, there is a component of that bonus that reflects leadership and management of the investment team. No part of the bonus payment is based on the investment manager's assets under management, the revenues generated by those assets, or the profitability of the investment manager's unit. Lord Abbett may designate a bonus payment of a manager who is not a partner of Lord Abbett for participation in the firm's senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan's earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses investment managers on the impact of their fund's performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

     Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to an investment manager's profit-sharing account are based on a percentage of the investment manager's total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing are entirely invested in Lord Abbett-sponsored funds.

                               PORTFOLIO BROKERAGE

     Purchases and sales of securities on a securities exchange are effected by brokers, and the Portfolios pay a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities (i.e., municipal bonds, other debt securities and some equity securities) are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain over-the-counter securities also may be effected on an agency basis, when the total price paid (including commission) is equal to or better than the best total prices available from other sources. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     In effecting purchases and sales of portfolio securities for the account of a Portfolio, the Portfolio's Manager or Subadvisor will seek the best execution of the Portfolios orders. The Board of Directors adopted policies and procedures that govern the selection of broker-dealers to effect securities transactions on behalf of a Portfolio. Under these policies and procedures, the Manager or Subadvisor must consider not only the commission rate, spread or other compensation paid, but the price at which the transaction is executed, bearing in mind that it may be in a Portfolio's best interests to pay a higher commission, spread or other compensation in order to receive better execution. The Manager or Subadvisor may consider other factors, including the broker's integrity, specialized expertise, speed, ability or efficiency, research or other services. The Manager or Subadvisor may not consider a broker's promotional or sales efforts on behalf of any Portfolio as part of the broker selection process for executing Portfolio transactions. Furthermore, neither the Portfolios nor the Manager may enter into agreements under which a Portfolio directs brokerage transactions (or revenue generated from those transactions) to a broker to pay for distribution of Portfolio shares.

     NYLIFE Securities (the "Affiliated Broker") may act as broker for the Portfolios. In order for the Affiliated Broker to effect any portfolio transactions for the Portfolios on an exchange, the commissions, fees or other remuneration received by the Affiliated Broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the Affiliated Broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Portfolios will not deal with the Affiliated Broker in any portfolio transaction in which the Affiliated Broker acts as principal.

     Under each Management, Investment Advisory or Subadvisory Agreement, and as permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the Manager or a Subadvisor may cause a Portfolio to pay a broker-dealer (except the Affiliated Broker) which provides brokerage and research services to the Manager or Subadvisor an amount of commission for effecting a securities transaction for a Portfolio in excess of the amount other broker-dealers would have charged for the transaction if the Manager or the Subadvisor determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Manager's or the Subadvisor's overall responsibilities to the Fund or to its other clients. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

     Although commissions paid on every transaction will, in the judgment of the Manager or the Subadvisors, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers (except the Affiliated Broker) who were selected to execute transactions on behalf of the Fund and the Manager's or the Subadvisors' other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

     Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Manager or the Subadvisors for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by the Fund, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided Research to the Manager or the Subadvisor. Research provided by brokers is used for the benefit of all of the Manager's or the Subadvisors' clients and not solely or necessarily for the benefit of the Fund. The Manager's or the Subadvisors' investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Manager or the Subadvisors as a consideration in the selection of brokers to execute portfolio transactions.

     The Income & Growth Portfolio paid brokerage commissions of $13, $4 and $217 to JP Morgan Chase, an affiliate of American Century Investment Management, Inc. in 2004, 2003 and 2002 respectively. Commissions paid to JP Morgan Chase in 2004, 2003 and 2002 represented .007%, 0.002% and 0.13%, respectively of the Portfolio's aggregate brokerage commissions paid and 0.92%, 0.13% and 0.15%, respectively of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions with JP Morgan Chase effected during 2004, 2003 and 2002, respectively.

     Certain of the Portfolios may participate in commission recapture programs with certain brokers selected by the Manager. Under these programs, a Portfolio may select a broker or dealer to effect transactions for the Portfolio whereby the broker or dealer uses a negotiated portion of the commissions earned on such brokerage transactions to pay bona fide operating expenses of the Portfolio. Such expenses may include fees paid directly to the broker or dealer, to an affiliate of the broker or dealer, or to other service providers, for transfer agency, sub-transfer agency, recordkeeping, or shareholder services or other bona fide services of the Portfolios.

     In certain instances there may be securities which are suitable for a Portfolio's portfolio as well as for that of another Portfolio or one or more of the other clients of the Manager or the Subadvisors. Investment decisions for a Portfolio and for the Manager's or the Subadvisors' other clients are made independently from those of the other accounts and investment companies that may be managed by the Manager or the Subadvisor with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Portfolio is concerned. The Fund believes that over time its ability to participate in volume transactions will produce better executions for the Portfolios.

     The management fees paid by the Fund, on behalf of each Portfolio, to the Manager and the Subadvisory fee that the Manager pays on behalf of certain Portfolios to the Subadvisors will not be reduced as a consequence of the Manager's or the Subadvisors' receipt of brokerage and research services. To the extent a Portfolio's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Portfolio will exceed those that might otherwise be paid, by an amount which cannot be clearly determined. Such services would be useful and of value to the Manager and the Subadvisors in serving both the Portfolios and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Manager and the Subadvisors in carrying out their obligations to the Portfolios.

     The table below shows the dollar-amount of brokerage commissions paid by each of thePortfolios for thefiscal years ended December 31, 2004, December 31,2003 and December 31, 2002.

                                        YEAR ENDED      YEAR ENDED      YEAR ENDED
                                      DEC. 31, 2004   DEC. 31, 2003   DEC. 31, 2002
                                      -------------   -------------   -------------
Balanced Portfolio
Basic Value Portfolio
Bond Portfolio
Capital Appreciation Portfolio
Cash Management Portfolio
Common Stock Portfolio
Convertible Portfolio
Developing Growth Portfolio
Floating Rate Portfolio
Government Portfolio
Growth Portfolio
High Yield Corporate Bond Portfolio
Income & Growth Portfolio
International Equity Portfolio
Mid Cap Core Portfolio
Mid Cap Growth Portfolio
Mid Cap Value Portfolio
S&P 500 Index Portfolio
Small Cap Growth Portfolio
Total Return Portfolio
Value Portfolio

     The following table shows the dollar amount of brokerage commissions paid to brokers that provided research services during the fiscal year ended December 31, 2004 and the dollar amount of the transactions involved.

PORTFOLIOS                                 TOTAL AMOUNT OF TRANSACTIONS
                                      WHERE COMMISSIONS PAID TO BROKERS THAT    TOTAL BROKERAGE COMMISSIONS PAID
                                            PROVIDED RESEARCH SERVICES         TO BROKERS THAT PROVIDED RESEARCH
                                      --------------------------------------   ---------------------------------
Balanced Portfolio*                    N/A                                     $N/A
Basic Value Portfolio                  80,098,667                              124,715
Bond Portfolio                         -0-                                     -0-
Capital Appreciation Portfolio         357,184,587                             380,249
Cash Management Portfolio              -0-                                     -0-
Common Stock Portfolio                 456,517,955                             272,342
Convertible Portfolio                  60,902,226                              112,443
Developing Growth Portfolio            -0-                                     -0-
Floating Rate Portfolio                N/A                                     N/A
Government Portfolio                   -0-                                     -0-
Growth Portfolio                       355,395,200                             575,458
High Yield Corporate Bond Portfolio    25,705,221                              65,855
Income & Growth Portfolio              -0-                                     -0-
International Equity Portfolio         28,553,519                              69,118
Mid Cap Core Portfolio                 209,644,120                             120,658
Mid Cap Growth Portfolio               77,030,302                              93,066
Mid Cap Value Portfolio                91,960,121                              115,204
S&P 500 Index Portfolio                15,655,696                              11,669
Small Cap Growth Portfolio             111,130,489                             155,164
Total Return Portfolio                 240,441,354                             263,038
Value Portfolio                        273,885,876                             316,589

*Portfolio commenced operations May 1, 2005.

     For the fiscal year ended October 31, 2002, the following Portfolios directed brokerage transactions to a broker for research services provided, and paid the following commissions based on the stated total amount of transactions:

                                      WHERE COMMISSIONS PAID TO BROKERS THAT
                                                 COMMISSIONS PAID              TRANSACTION VALUE
                                      --------------------------------------   -----------------
Balanced Portfolio
Basic Value Portfolio
Bond Portfolio
Capital Appreciation Portfolio
Cash Management Portfolio
Common Stock Portfolio
Convertible Portfolio
Developing Growth Portfolio
Floating Rate Portfolio
Government Portfolio
Growth Portfolio
High Yield Corporate Bond Portfolio
Income & Growth Portfolio
International Equity Portfolio
Mid Cap Core Portfolio
Mid Cap Growth Portfolio
Mid Cap Value Portfolio
S&P 500 Index Portfolio
Small Cap Growth Portfolio
Total Return Portfolio
Value Portfolio

     As of December 31, 2004, the following Funds held securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies:

         FUNDS                           BROKER-DEALER (TYPE OF SECURITY)                                             MARKET VALUE
         -----                           --------------------------------                                             ------------
Balanced Portfolio*                     N/A                                                                           $N/A
Basic Value Portfolio                   Goldman Sachs Group, Inc. (The)   (Common Stock)                              4,487,733
                                        Merill Lynch & Co., Inc.   (Common Stock)                                     1,398,618
                                        Morgan Stanley   (Common Stock)                                               2,254,112
                                        Bank of America Corp   (Common Stock)                                         3,092,506
                                        Citigroup, Inc.   (Common Stock)                                              3,389,270
                                        J. P. Morgan Chase & Co.  (Common Stock)                                      2,551,254
Bond Portfolio                          Goldman Sachs Group, Inc. (The)   (Corporate Bond)                            4,240,076
                                        J. P. Morgan Chase & Co.   (Corporate Bond)                                   1,959,542
                                        J. P. Morgan Chase & Co.   (Corporate Bond)                                   2,238,634
                                        Morgan Stanley Dean Witter & Co.   (Corporate Bond)                           2,243,276
                                        Bank of America Corp.   (Corporate Bond)                                      2,325,800
                                        Morgan Stanley Capital 1   (MBS)                                              10,023,206
                                        Citigroup Global Markets Holdings, Inc.   (CP)                                9,996,871
                                        Morgan Stanley Dean Witter & Co.   (CP)                                       9,997,419
Capital Appreciation Portfolio          Morgan Stanley & Co.   (Common Stock)                                         16,489,440
                                        Citigroup, Inc.   (Common Stock)                                              10,260,509
                                        Banc of America Securities LLC   (Master Note)                                640,000
                                        Credit Suisse First Boston LLC   (Repurchase Agreement)                       10,100,000
                                        Lehman Brothers, Inc.   (Repurchase Agreement)                                2,043,000
                                        Merrill Lynch & Co., Inc.   (Repurchase Agreement)                            3,668,000
                                        Morgan Stanley & Co.   (Repurchase Agreement)                                 2,100,000
Cash Management Portfolio               Bank of America Corp.   (Bank Note)                                           3,588,492
                                        J. P. Morgan Chase & Co.   (Medium-Term Note)                                 4,001,622
                                        Morgan Stanley   (Medium-Term Note)                                           4,003,700
Common Stock Portfolio                  Bear Stearns Cos, (The)   (Common Stock)                                      446,685
                                        Merrill Lynch & Co., Inc.  (Common Stock)                                     4,773,113
                                        Bank of America Corp.  (Common Stock))                                        13,361,231
                                        Citigroup, Inc.  (Common Stock)                                               14,710,992
                                        J. P. Morgan Chase & Co.  (Common Stock)                                      6,853,043
Convertible Portfolio                   Credit Suisse First Boston, Inc.  (Convertible Bond)                          3,495,675
                                        Merrill Lynch & Co., Inc.   (Convertible Bond)                                1,322,998
                                        Merrill Lynch & Co., Inc.   (Convertible Bond)                                3,181,300
                                        Morgan Stanley & Co.  (Convertible Bond)                                      3,176,875
                                        Morgan Stanley & Co.,   (Convertible Bond)                                    2,952,050
                                        Merrill Lynch & Co., Inc.   (Convertible Bond)                                2,901,662
                                        Lehman Brothers Holdings, Inc.  (Convertible Preferred Stock)                 3,312,900
                                        Citigroup, Inc.  (Common Stock)                                               1,347,787
                                        Goldman Sachs Group, Inc. (The)  (CP)                                         4999,352
                                        Morgan Stanley & Co.  (CP)                                                    114,970
                                        Banc of America Securities LLC  (Master Note)                                 3,300,000
                                        Credit Suisse First Boston LLC  (Repurchase Agreement)                        9,300,000
                                        Lehman Brothers, Inc.   (Repurchase Agreement)                                7,480,000
                                        Merrill Lynch & Co., Inc.   (Repurchase Agreement)                            12,336,000
                                        Morgan Stanley & Co., Inc.   (Repurchase Agreement)                           4,000,000
Developing Growth Portfolio             None                                                                          -0-
Floating Rate Portfolio*                N/A                                                                           N/A
Government Portfolio                    Citigroup Commercial Mortgage Trust  (ABS)                                    2,979,840
                                        Banc of America LLC   (Master Note)                                           2,723,000
                                        Credit Suisse First Boston Corp.   (Repurchase Agreement)                     7,200,000
                                        Deutshe Bank Securities, Inc.   (Repurchase Agreement)                        2,500,000
                                        Lehman Brothers, Inc.   (Repurchase Agreement)                                8,100,000
                                        Merill Lynch, Pierce Fenner & Smith   (Repurchase Agreement)                  5,839,000
                                        Morgan  Stanley & Co., Inc.   (Repurchase Agreement)                          1,477,000
Growth Portfolio                        Goldman Sachs Group, Inc. (the)   (Common Stock)                              2,543,778
                                        Citigroup, Inc.   (Common Stock)                                              3,210,378
                                        J. P. Morgan Chase & Co.   (Common Stock)                                     1,771,054
High Yield Corporate Bond Portfolio     Goldman Sachs Group, Inc. (The)   (CP)                                        1,999,741
                                        Merill Lynch & Co., Inc.   (CP)                                               17,973,773
                                        Morgan Stanley & Co.   (CP)                                                   44,988,387
                                        Merrill Lynch Premier Institutional Fund  (Investment Company)                26,351,251
                                        Bank of America Securities LLC   (Master Note)                                6,340,000
                                        Credit Suisse First Boston LLC   (Repurchase Agreement)                       10,700,000
                                        Lehman Brothers,Inc.   (Repurchase Agreement)                                 19,233,000
                                        Merrill Lynch & Co., Inc.   (Repurchase Agreement)                            17,434,000
                                        Morgan Stanley & Co.  (Repurchase Agreement)                                  11,700,000
Income & Growth Portfolio               Bank of America Corp.  (Common Stock)                                         4,487,733
                                        J.P. Morgan Chase & Co.                                                       1,286,004
International Equity Portfolio          Credit Suisse Group ADR   (Common Stock)                                      754,990
                                        Banc of America Securities LLC   (Master Note)                                150,000
                                        Credit Suisse First Boston LLC    (Repurchase Agreement)                      2,100,000
                                        Lehman Brothers, Inc.    (Repurchase Agreement)                               2,500,000
                                        Merrill Lynch Pierce Fenner & Smith, Inc.    (Repurchase Agreement)           411,000
                                        Morgan Stanley & Co., Inc.   (Repurchase Agreement)                           1,800,000
Mid Cap Core Portfolio                  None                                                                          -0-
Mid Cap Growth Portfolio                None                                                                          -0-
Mid Cap Value Portfolio                 Goldman Sachs Group, Inc. (The)  (CP)                                         6,999,093
                                        Morgan Stanley Dean Witter & Co.  (CP)                                        9,997,419
S&P 500 Index Portfolio                 Bear Stearns Cos. Inc. (The)   (Common Stock)                                 1,325,938
                                        Goldman Sachs Group, Inc. (The)   (Common Stock)                              6,338,533
                                        Lehman Brothers Holdings, Inc.   (Common Stock)                               2,961,898
                                        Merrill Lynch & Co., Inc.   (Common Stock)                                    7,002,713
                                        Morgan Stanley   (Common Stock)                                               7,644,771
                                        Bank of America Corp.   (Common Stock)                                        23,880,412
                                        Citigroup, Inc.   (Common Stock)                                              31,462,214
                                        J.P. Morgan Chase & Co.   (Common Stock)                                      17,487,169
Small Cap Growth Portfolio              Jeffries Group, Inc.   (Common Stock)                                         2,126,784
                                        Banc of America Securities LLC   (Master Note)                                650,000
                                        Credit Suisse First Boston LLC   (Repurchase Agreement)                       2,600,000
                                        Lehman Brothers, Inc.   (Repurchase Agreement)                                5,800,000
                                        Merrill Lynch Pierce Fenner & Smith, Inc.    (Repurchase Agreement)           5,600,000
                                        Morgan Stanley & Co., Inc.   (Repurchase Agreement)                           1,000,000
Total Return Portfolio                  Citigroup Commercial Mortgage Trust  (ABS)                                    754,893
                                        Bear Stearns Cos., Inc. (The)   (Corporate Bond)                              584,317
                                        Goldman Sachs Group, Inc. (The)   (Corporate Bond)                            156,196
                                        Morgan Stanley  (Corporate Bond)                                              432,620
                                        Morgan Stanley   (Corporate Bond)                                             331,299
                                        Citigroup, Inc.   (Corporate Bond)                                            1,055,065
                                        Morgan Stanley Capital 1  (Commercial  Mortgage Loan)                         738,532
                                        Banc of America Commercial Mortgage, Inc.  (Commercial Mortgage Loan)         935,993
                                        Merrill Lynch Mortgage Trust   (Commercial Mortgage Loan)                     924,951
                                        Goldman Sachs Group, Inc. (The)   (Common Stock)                              3,142,008
                                        Merrill Lynch & Co., Inc.   (Common Stock)                                    3,018,385
                                        Morgan Stanley   (Common Stock)                                               3,142,432
                                        Bank of America Corp.   (Common Stock)                                        6,212,078
                                        Citigroup, Inc.   (Common Stock)                                              9,497,868
                                        J.P. Morgan Chase & Co.   (Common Stock)                                      4,821,012
                                        Goldman Sachs Group, Inc. (The)   (Convertible Preferred Stock)               4,113,240
                                        Goldman Sachs Group, (The)   (CP)                                             6,709,131
                                        Morgan Stanley Dean Witter & Co.   (CP)                                       404,895
                                        Banc of America Securities LLC                                                2,170,000
                                        Credit Suisse First Boston LLC   (Repurchase Agreement)                       250,000
                                        Lehman Brothers, Inc.   (Repurchase Agreement)                                1,690,000
                                        Merrill Lynch Pierce Fenner & Smith   (Repurchase Agreement)                  1,306,000
                                        Morgan Stanley & Co.   (Repurchase Agreement)                                 1,950,000
                                        Goldman Sachs Group, Inc. (The)  (Written Call Option)                        (2,060)
Value Portfolio                         Goldman Sachs Group, Inc. (The)  (Common Stock)                               9,478,044
                                        Merrill Lynch & Co., Inc.   (Common Stock)                                    9,210,557
                                        Bank of America Corp.  (Common Stock)                                         19,899,889
                                        Citigroup, Inc.   (Common Stock)                                              22,967,262
                                        J.P.Morgan Chase & Co.  (Common Stock)                                        15,090,628
                                        Goldman Sachs Group, Inc. (The)  (Convertible Preferred Stock                 7,010,640
                                        Goldman Sachs Group, Inc. (The)   (Convertible Preferred Stock)               9,254,790
                                        Merrill Lynch & Co., Inc.   (CP)                                              5,991,258
                                        Morgan Stanley & Co.  (CP)                                                    6,088,428
                                        Banc of America Securities LLC   (Master Note)                                1,100,000
                                        Credit Suisse First Boston LLC   (Repurchase Agreement)                       3,300,000
                                        Deutsche Bank Securities, Inc.   (Repurchase Agreement)                       9,500,000
                                        Lehman Brothers, Inc.   (Repurchase Agreement)                                865,000
                                        Merrill Lynch & Co., Inc.   (Repurchase Agreement)                            2,400,000
                                        Morgan Stanley & Co., Inc.   (Repurchase Agreement)                           5,100,000
                                        Goldman Sachs Group, Inc. (The)   (Written Call Option)                       (6,200)

*Portfolio commenced operations May 1, 2005.

     A Portfolio's portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Portfolio's portfolio securities. For purposes of this calculation, portfolio securities will exclude purchases and sales of debt securities having a maturity at the date of purchase of one year or less.

     The turnover rate for a Portfolio will vary from year-to-year and depending on market conditions, turnover could be greater in periods of unusual market movement and volatility. A higher turnover rate generally would result in greater brokerage commissions, particularly in the case of equity oriented Portfolio, or other transactional expenses which must be borne, directly or indirectly, by the Portfolio and, ultimately, by the Portfolio's shareholders. High portfolio turnover may also result in the realization of an increase in net short-term capital gains by the Portfolio which, when distributed to non-tax exempt shareholders, will be treated as dividends (ordinary income).

                                 NET ASSET VALUE

     The Fund determines the net asset value or NAV per share of each class of each Portfolio on each day the NYSE is open for regular trading. NAV per share is calculated as of the close of the NYSE (currently 4:00 p.m., Eastern time) for each class of shares of each Portfolio by dividing the current market value of the total Portfolio assets attributable to a class, less liabilities attributable to that class, by the total number of shares of that class of the Portfolio that are issued and outstanding.

HOW PORTFOLIO SECURITIES ARE VALUED.

     Portfolio securities are valued: (a) by appraising common and preferred stocks which are traded on the NYSE or other exchanges and the NASD National Market System ("NMS") at the closing price of the exchange on that day or, if no sale occurs on such exchange, at the last quoted sale price up to the time of valuation on any other national securities exchange; if no sale occurs on that day, the stock shall be valued at the mean between the closing bid price and asked price on the NYSE; (b) by appraising over-the-counter common and preferred stocks quoted on the NASD NASDAQ system (but not listed on the NMS) at the closing bid price supplied through such system; (c) by appraising over-the-counter and foreign traded common and preferred stocks not quoted on the NASDAQ system and foreign securities traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a recognized pricing agent selected by a Portfolio's Manager or Sub-Adviser, or if the prices are deemed by the Manager or the Sub-Adviser not to be representative of market values, the security is to be "fair valued" in accordance with fair valuation policies established by the Board; (d) by appraising debt securities and all other liquid securities and other liquid assets at prices supplied by a pricing agent or broker-dealer, selected by the Manager, in consultation with a Portfolio's Sub-Adviser, if any, approved by the Valuation Sub-Committee and ratified by the Valuation Committee if those prices are deemed by a Portfolio's Manager or Sub-Adviser to be representative of market values at the close of the NYSE; (e) by appraising exchange-traded options and futures contracts at the last posted settlement price on the market where any such option or futures contract is principally traded; (f) by appraising foreign currency forward contracts held by the Portfolios at their respective fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations; and (g) for securities that cannot be valued by the methods set forth above and all other assets, in good faith at "fair value" in accordance with valuation policies established by the Board.

     Portfolio securities traded on more than one U.S. national securities exchange or foreign exchange are valued at the last sale price on the business day as of which such value is being determined on the close of the exchange representing the principal market for such securities and should there be no sale price on that exchange, such securities should then be valued at the last sale price on any other exchange that the Manager may designate. If there were no sales on any exchange, the securities shall be valued at the mean between the closing bid price and asked price. Prior to the daily calculation of each Portfolio's NAV, the value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the foreign exchange bid rate of such currencies against U.S. dollars as determined by quotes supplied by the pricing agent. If such quotations are not available, the rate of exchange will be determined in accordance with fair valuation policies established by the Board. For financial accounting purposes, the Fund recognizes dividend income and other distributions on the ex-dividend date, except certain dividends from foreign securities that are recognized as soon as the Fund is informed on or after the ex-dividend date.

     A significant event occurring after the close of trading but before the calculation of the Portfolio's NAV may mean that the closing price for a security may not constitute a readily available market quotation and accordingly require that the security be priced at its fair value in accordance with the fair valuation procedures established by the Board. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE generally will not be reflected in a Portfolio's calculation of its NAV. The Sub-Advisers, if any, and the Manager will continuously monitor for significant events that may call into question the reliability of market quotations. Such events may include: situations relating to a single issue in a market sector; significant fluctuations in U.S. or foreign markets; and natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. However, where the Manager, in consultation with the Sub-Adviser, if any, may, in its judgment, determine that an adjustment to a Portfolio's NAV should be made because intervening events have caused the Portfolio's NAV to be materially inaccurate, the Manager will seek to have the security "fair valued" in accordance with fair valuation procedures established by the Board.

     The proceeds received by each Portfolio for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Portfolio and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to such Portfolio and with a share of the general liabilities of the Fund, as the case may be. Expenses with respect to any two or more Portfolios will be allocated in proportion to the net asset values of the respective Portfolios except where allocation of direct expenses can otherwise be fairly made in the judgment of the Manager or the Sub-Adviser.

                        PURCHASE AND REDEMPTION OF SHARES

     The Portfolios currently offer their shares to NYLIAC for allocation to NYLIAC's Separate Accounts. The Separate Accounts are used to fund multi-funded retirement annuity policies and variable life insurance policies issued by NYLIAC. Shares of the Portfolios may be sold to NYLIAC Separate Accounts funding both variable annuity contracts and variable life insurance policies and may be sold to affiliated life insurance companies of NYLIAC, including New York Life. The Fund currently does not foresee any disadvantages to Owners arising from offering the Fund's shares to Separate Accounts funding both life insurance policies and variable annuity contracts. Due, however, to differences in tax treatment or other considerations, it is theoretically possible that the interests of owners of various contracts participating in the Fund might at some time be in conflict. However, the Board of Directors and insurance companies whose separate accounts invest in the Fund are required to monitor events in order to identify any material conflicts between variable annuity contract owners and variable life policy owners. The Board of Directors will determine what action, if any, should be taken in the event of such a conflict. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investment in the

Fund. This might force the Fund to sell securities at disadvantageous prices. The Portfolios do not presently intend to offer their shares directly to the public.

     The Fund is required to redeem all full and fractional shares of the Fund for cash. The redemption price is the NAV per share next determined after the receipt of proper notice of redemption.

     The right to redeem shares or to receive payment with respect to any redemption may be suspended only for any period during which trading on the New York Stock Exchange is restricted as determined by the SEC or when such exchange is closed (other than customary weekend and holiday closings) for any period during which an emergency exists, as defined by the SEC, which makes disposal of a Portfolio's securities or determination of the NAV of each Portfolio not reasonably practicable, and for any other periods as the SEC may by order permit for the protection of shareholders of each Portfolio.

     Investment decisions for each Portfolio are made independently from those of the other Portfolios and investment companies advised by the respective Adviser or Sub-Adviser. However, if such other Portfolios or investment companies are prepared to invest in, or desire to dispose of, securities of the type in which the Portfolio invests at the same time as a Portfolio, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Portfolio or the price paid or received by a Portfolio.

                                 TAX INFORMATION

     The following discussion summarizes certain U.S. federal tax considerations incidental to an investment in a Portfolio. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal, state, local and foreign tax aspects of an investment in a Portfolio.

     Each Portfolio of the Fund intends to elect to qualify as a "regulated investment company" under the provisions of Subchapter M of the Code. If each Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each Portfolio will be relieved of federal income tax on the amounts distributed.

     To qualify for treatment as a regulated investment company, a Portfolio generally must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, and other income (including gains from certain options, futures, and forward contracts) derived with respect to its business of investing in securities or foreign currencies; (b) diversify its holdings so that at the end of each quarter of the taxable year, (i) at least 50% of the market value of a Portfolio's assets is represented by cash, cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses; and (c) distribute in each taxable year at least 90% of the sum of its investment company taxable income and its net tax-exempt interest income. If a Portfolio does not meet all of these Code requirements, it will be taxed as an ordinary corporation and its distributions (to the extent of available earnings and profits) will be taxed to shareholders as ordinary income (except to the extent a shareholder is exempt from tax).

     Generally, in order to avoid a 4% nondeductible excise tax, each Portfolio must distribute to its shareholders during the calendar year the following amounts:

-    98% of the Portfolio's ordinary income for the calendar year;

- 98% of the Portfolio's capital gain net income (all capital gains, both long-term and short-term, minus all such capital losses), all computed as if the Portfolio were on a taxable year ending October 31 of the year in question and beginning the previous November 1; and

- any undistributed ordinary income or capital gain net income for the prior year.

     The excise tax generally is inapplicable to any regulated investment company whose shareholders are solely either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts. Although each Portfolio believes that it is not subject to the excise tax, the Portfolios intend to make the distributions required to avoid the imposition of such a tax.

     Each Portfolio also intends to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements, which are in addition to the diversification requirements imposed on a Portfolio by the 1940 Act and Subchapter M of the Code, place certain limitations on assets of each insurance company separate account used to fund variable contracts. Because Section 817(h) and those regulations treat the assets of a Portfolio as assets of the related separate account, these regulations are imposed on the assets of a Portfolio. Specifically, the regulations provide that, after a one year start-up period or except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of a Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets is attributable to cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies. Failure by a Portfolio to both qualify as a regulated investment company and satisfy the Section 817(h) requirements would generally cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the Internal Revenue Service based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts. Failure by a Portfolio to qualify as a regulated investment company would also subject a Portfolio to federal and state income taxation on all of its taxable income and gain, whether or not distributed to shareholders.

     The Treasury Department has announced that it would issue future regulations or rulings addressing the circumstances in which a variable contract owner's control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. It is not known what standards will be set forth in the regulations or rulings.

     In the event that rules or regulations are adopted, there can be no assurance that a Portfolio will be able to operate as currently described, or that the Fund will not have to change a Portfolio's investment objective or investment policies. A Portfolio's investment objective and the investment policies of a Portfolio may be modified as necessary to prevent any such prospective rules and regulations from causing variable contract owners to be considered the owners of the shares of the Portfolio.

     The discussion of "Taxes" in the Prospectus, in conjunction with the foregoing, is a general summary of applicable provisions of the Code and U.S. Treasury Regulations now in effect as currently interpreted by the courts and the Internal Revenue Service. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time.

                               GENERAL INFORMATION

     The Fund was incorporated under Maryland law on June 3, 1983. The Fund was formerly known as the New York Life MFA Series Fund, Inc. On August 22, 1996, the Fund's name was changed to its present form. The authorized capital stock of the Fund consists of 5,000,000,000 shares of common stock, par value $0.01 per share. The Fund offers shares of common stock in twenty one series, each corresponding to a different Portfolio. Each of the Portfolios is diversified. Each Portfolio offers two classes of shares, the Initial Class and Service Class, except for the Cash Management Portfolio, which offers only Initial Class shares. The classes differ in that (i) each class has a different class designation; (ii) only the Service Class shares are subject to a distribution and service fee under a plan adopted pursuant to Rule 12b-1 under the 1940 Act; and (iii) to the extent that one class alone is affected by a matter submitted to a shareholder vote, then only that class has voting power on the matter.

     There exist 700,000,000 unclassified shares which may be reclassified and issued as an addition to one or more of the above classes or to any new series, class or classes of shares as determined by the Fund's Board of Directors. The shares of each series or class, when issued, will be fully paid and nonassessable, will have no preference, conversion, exchange or similar rights, and will be freely transferable.

     Each issued and outstanding share in a class of a Portfolio is entitled to participate equally in dividends and distributions declared by the Fund with respect to such Portfolio and class. Shares of each class of stock of a Portfolio will have a pro rata interest in the assets of the Portfolio to which the stock of that class relates and will have no interest in the assets of any other Portfolio. If any assets, liabilities, revenue or expenses are not clearly allocable to a particular Portfolio or to a particular class of shares of a Portfolio (such as fees for non-interested Directors or extraordinary legal fees), they will be allocated to each class on the basis of relative net assets or otherwise as determined by the Board of Directors. In the unlikely event that any Portfolio incurs liabilities in excess of its assets, the other Portfolios could be held liable for such excess.

     All shares of common stock, of whatever class, are entitled to one vote, and votes are generally on an aggregate basis. However, on matters where the interests of the Portfolios differ, the voting is on a Portfolio-by-Portfolio basis. Approval or disapproval by the shares in one Portfolio on such a matter would not generally be a prerequisite to approval or disapproval by shares in another Portfolio; and shares in a Portfolio not affected by a matter generally would not be entitled to vote on that matter. Examples of matters which would require a Portfolio-by-Portfolio vote are changes in fundamental investment policies of a particular Portfolio and approval of the investment advisory agreement. Similarly, as described above, to the extent that one class of a Portfolio alone is affected by a matter submitted to a shareholder vote, then only that class has voting power on the matter. For example, an increase in the distribution and service fee under the 12b-1 Plan applicable to a particular class would be submitted to the shareholders of that class.

     The vote of a majority of the Fund shares (or of the shares of any Portfolio or of any class) means the vote, at any special meeting, of the lesser of (i) 67% or more of the outstanding shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund (or of the Portfolio or class).

     The Board of Directors has decided not to hold routine annual stockholders' meetings. Special stockholders' meetings will be called whenever one or more of the following is required to be acted on by stockholders pursuant to the 1940
Act: (i) election of directors; (ii) approval of investment advisory agreement; or (iii) ratification of selection of independent accountants. Not holding routine annual meetings results in Policy Owners having a lesser role in governing the business of the Fund.

     NYLIAC is the legal owner of the shares and as such has the right to vote to elect the Board of Directors of the Fund, to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matter that may be voted upon at a shareholders' meeting. To the extent of current applicable law, NYLIAC will vote the shares of the Fund at special meetings of the shareholders of the Fund in accordance with instructions received from Owners of Policies that are publicly offered. The current prospectuses for the Policies more fully describe voting rights of these Owners.

     The initial capital for the Portfolios was provided by NYLIAC Separate Accounts. The equity of NYLIAC in the Separate Accounts is represented by its ownership of accumulation units in the Separate Accounts. Such accumulation units were acquired for investment and can be disposed of only by redemption. NYLIAC has agreed not to redeem its accumulation units of any Separate Account until such time as this can be done without any significant impact upon the Separate Account.

                                 CODE OF ETHICS

     The Fund, NYLIM, the Sub-Advisers, and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these Codes of Ethics permits the personnel of their respective organizations to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. A copy of each of the Codes of Ethics is on public file with, and is available from, the SEC.

                                  LEGAL COUNSEL

     Legal advice regarding certain matters relating to the Federal securities laws has been provided by Dechert LLP, Washington, D.C.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The financial statements of the Fund for the year ended December 31, 2004, including the financial highlights for each of the periods presented appearing in the 2004 Annual Report to shareholders and the report thereon of PricewaterhouseCoopers LLP, independent registered public accounting firm, appearing therein, are incorporated by reference in the SAI.

     PricewaterhouseCoopers LLP, has been selected as the independent registered public accounting firm of the Fund. The Fund's Annual Report, which is incorporated by reference in this SAI, has been incorporated in reliance on the report of PricewaterhouseCoopers LLP, the independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

MOODY'S INVESTORS SERVICE, INC.

     Corporate and Municipal Bond Ratings Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classified from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct noncallable United States government obligations or noncallable obligations unconditionally guaranteed by the U.S. government are identified with a hatchmark (#) symbol, i.e., #Aaa.

     Moody's assigns conditional ratings to bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by: (a) earnings of projects under construction; (b) earnings of projects unseasoned in operating experience; (c) rentals that begin when facilities are completed; or (d)
payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition, e.g., Con.(Baa).

MUNICIPAL SHORT-TERM LOAN RATINGS

     MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     MIG 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     MIG 4/VMIG 4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

     SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

CORPORATE SHORT-TERM DEBT RATINGS

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year, unless explicitly noted.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     PRIME 3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S

Corporate and Municipal Long-Term Debt Ratings

INVESTMENT GRADE

     AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA: Debt rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A: Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

SPECULATIVE GRADE

     Debt rated BB, B, CCC, CC, and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB: Debt rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B: Debt rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC: Debt rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC: An obligation rated CC is currently highly vulnerable to nonpayment.

     C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or a similar action has been taken, but debt service payments are continued.

     D: Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition, or the taking of similar action, if debt service payments are jeopardized.

     Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

SHORT-TERM RATING DEFINITIONS

     A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                                   APPENDIX B

          SUMMARIES OF SUBADVISOR PROXY VOTING POLICIES AND PROCEDURES

     As stated in the summary above of the Manager's proxy voting policies and procedures, where the Manager has engaged the services of a Sub-Adviser ("Sub-Adviser") to manage the Portfolios on a day-to-day basis, the Manager may delegate proxy voting responsibility to the Sub-Adviser. Below are summaries of each Sub-Adviser's proxy voting policies and procedures with respect to the Portfolios where the Manager has delegated proxy voting authority to the Sub-Adviser. These summaries have either been provided by the Sub-Adviser or summarized by the Adviser on behalf of the Sub-Adviser.

THE CAPITAL APPRECIATION, CONVERTIBLE, GOVERNMENT, HIGH YIELD CORPORATE BOND, INTERNATIONAL EQUITY, TOTAL RETURN AND VALUE PORTFOLIOS.

     The Manager has delegated proxy voting authority to the Portfolios' Sub-Adviser, MacKay Shields. A summary of McKay Shields' proxy voting policies and procedures is provided below.

     MacKay Shields.

MacKay has adopted proxy-voting policies and procedures designed to ensure that where clients have delegated proxy-voting authority to MacKay, all proxies are voted in the best interest of such clients without regard to the interests of MacKay or related parties. When a client retains MacKay, the firm generally determines through its investment management agreement, whether it will vote proxies on behalf of that client. Currently, MacKay uses Institutional Shareholder Services ("ISS") as its third-party proxy voting service provider. If the client appoints MacKay as its proxy-voting agent, the client will also instruct MacKay to vote its proxies in accordance with custom guidelines provided by the client, MacKay's Standard Guidelines (currently the same as the ISS standard guidelines), or in the case of a Taft-Hartley client, in accordance with the ISS Taft-Hartley guidelines. MacKay informs the client's custodian to send all proxies to ISS. MacKay then informs ISS that the client has appointed MacKay as its agent and instructs ISS as to which guidelines to follow.

     Once the appropriate guidelines have been established, each proxy must be voted in accordance with those guidelines unless a MacKay portfolio manager believes that it is in the best interest of the client(s) to vote otherwise. In those exceptional cases, the portfolio manager must draft a written dissent to the voting instruction and submit the dissent to MacKay's Legal/Compliance Department for review. If the Legal/Compliance Department determines that no "Conflict" exists, then the dissent will be approved and ISS will be informed of the voting dissention. All dissenting votes are presented to MacKay's Compliance Committee for further review. If MacKay's General Counsel or Chief Compliance Officer determines that a Conflict exists, the matter will immediately be referred to MacKay's Compliance Committee for consideration. In accordance with Firm procedures in this area, the committee members will consider the matter and resolve the conflict as deemed appropriate under the circumstances.

     The following examples illustrate MacKay's guidelines with respect to certain typical proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the guidelines, and whether MacKay supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information.

- Board of Directors. MacKay will vote on director nominees in an uncontested election on a case-by-case basis, examining such factors as the composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman also serves as CEO, and whether a retired CEO sits on the board. In a contested election of directors, MacKay will evaluate the nominees based on such factors as the long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); and evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions. MacKay generally supports proposals to fix the board size or designate a range for the board size, proposals to repeal classified boards or elect all directors annually. MacKay also supports proposals seeking that a majority or more of the board be independent. MacKay generally votes against shareholder proposals to impose a mandatory retirement age for outside directors.

- Antitakeover Defenses and Voting Related Issues. MacKay generally evaluates advance notice proposals on a case-by-case basis, supporting proposals that allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible. MacKay generally supports shareholder proposals that ask a company to submit its poison pill for shareholder ratification; proposals to allow or make easier shareholder action by written consent; and proposals to lower supermajority vote requirements. MacKay generally votes against proposals to restrict or prohibit shareholder ability to call special shareholder meetings and proposals giving the board exclusive authority to amend the bylaws.

- Capital Structure. Generally, votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis using a model developed by ISS. MacKay will generally vote for proposals to create a new class of nonvoting or subvoting common stock if it is intended for financing purposes with minimal or no dilution to current shareholders and if it is not designed to preserve the voting power of an insider or significant shareholder. MacKay will generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights and against proposals to create a new class of common stock with superior voting rights.

- Executive and Director Compensation. Proposals regarding compensation plans are reviewed on a case-by-case basis using a methodology focusing on the transfer of shareholder wealth. Generally, MacKay will support proposals seeking additional information regarding compensation, but will vote against proposals which set absolute levels on compensation or dictate amount or form of compensation.

INCOME & GROWTH PORTFOLIO.

     The Manager has delegated proxy voting authority to the Portfolio's Sub-Adviser, American Century Investment Management, Inc. ("American Century") A summary of American Century's proxy voting policies and procedures is provided below.

     American Century Investment Management, Inc.

     American Century votes proxies in the manner which it believes will best maximize shareholder value. American Century has agreed on certain significant contributors to shareholder value with respect to a number of matters that are often the subject of proxy solicitations for shareholder meetings. American Century has established guidelines that address these considerations and establish a framework for American Century's consideration of a proxy vote. In particular, the guidelines outline principles and factors to be considered in the exercise of voting authority for proposals addressing, among others:

- Election of Directors. American Century generally supports the election of directors that results in a board composed of a majority of independent directors and will generally support unopposed director slates. American Century does not support adoption of classified board structures.

- Ratification of Selection of Auditors. American Century generally relies on the judgment of the issuer's audit committee in selecting the independent auditors.

- Equity-Based Compensation Plans. American Century conducts a case-by-case analysis of each stock option, stock bonus or similar plan or amendment, and generally approves management's recommendations with respect to equity-based compensation plans, provided that the total number of shares reserved under all of a company's plans is reasonable and not excessively dillutive.

- Anti-Takeover Proposals. American Century generally opposes anti-takeover measures.

- Social, Moral or Ethical Matters. American Century will generally vote management's recommendation on issues involving social, moral or ethical matters.

- Anti-Greenmail Proposals. American Century generally supports anti-greenmail proposals.

- Non-Stock Incentive Plans. American Century evaluates non-stock incentive plans on a case-by-case basis.

- Director Tenure. American Century supports age and term restrictions only if they have been recommended by management.

- Directors' Stock Ownership Plans. American Century will analyze such proposals on a case-by-case basis but will generally vote for director stock option plans which are reasonable and do not result in excessive shareholder dilution.

- Director Share Ownership. American Century will vote against shareholder proposals which would require directors to hold a minimum number of the company's shares, in the belief that such ownership should be at the discretion of the directors.

     Companies with which American Century has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which American Century votes on matters for the Fund. To ensure that such conflicts of interest do not affect proxy votes cast for the Fund, all discretionary (including case-by-case) voting for these companies will be voted by the Fund, an appropriate fiduciary responsible for the Fund, or in direct consultation with the Fund.

     A full copy of American Century's Proxy Voting Guidelines are available on its website at www.americancentury.com.

DEVELOPING GROWTH PORTFOLIO.

     The Manager has delegated proxy voting authority to the Portfolio's Sub-Adviser, Lord, Abbett & Co. LLC ("Lord Abbett") A summary of Lord Abbett's proxy voting policies and procedures is provided below.

     Lord, Abbett & Co. LLC.

     Lord Abbett has established a Proxy Committee responsible for Lord Abbett's proxy voting process. The Proxy Committee consists of the portfolio managers of each investment team and certain members of those teams, the Director of Equity Investments, Lord Abbett's Managing Member and its General Counsel. Lord Abbett has retained Institutional Shareholder Services ("ISS") to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process.

     Because Lord Abbett is a privately held firm whose only business is to manage the investment portfolios of its clients, Lord Abbett expects that the incidence of an actual conflict of interest involving Lord Abbett's proxy voting process will be rare. However, if a potential conflict of interest arises, Lord Abbett would simply follow its proxy voting policies or, if a particular issue is not covered by the policies, the recommendation of ISS. If Lord Abbett does not follow the recommendations of ISS, Lord Abbett shall seek instructions from the Proxy Committee.

     Lord Abbett generally votes in accordance with management's recommendations on the election of directors, appointment of independent auditors, changes to the authorized capitalization (barring excessive increases) and most shareholder proposals. Further information with respect to certain specific issues is provided below:

- Election of Directors. In some cases, Lord Abbett may withhold votes in a director election such as where a director attends less than 75% of meetings; or the Board's failing to act upon shareholder approval of shareholder proposals that are approved by a majority of votes for two consecutive years. Lord Abbett generally does not support classified boards.

- Incentive Compensation Plans. Lord Abbett usually votes with management regarding employee incentive plans but reviews the issues closely on a case by case basis and looks to ISS for guidance on industry standards.

- Cumulative and Supermajority Voting; Confidential Voting. Lord Abbett generally opposes cumulative voting proposals and supermajority provisions. Lord Abbett generally believes shareholder proposals regarding confidential balloting should be approved.

- Mergers and Acquisitions. Votes on mergers and acquisitions are considered on a case by case basis incorporating a number of factors. However, Lord Abbett generally supports anti-greenmail provisions, fair price amendments and certain shareholder rights plan, usually "blank check" preferred and other classes of voting securities that can be issued without further shareholder approval. However, Lord Abbett considers these on a case by case basis, and only approves the plans when proposed by companies with strong effective managements to force corporate raiders to negotiate with management and assure a degree of stability that will support long-range corporate goals.

- Social Issues. Lord Abbett generally votes as management recommends on social issues, unless voting otherwise would enhance the value of the security.

BASIC VALUE PORTFOLIO.

     The Manager has delegated proxy voting authority to the Portfolio's Sub-Adviser, The Dreyfus Corporation ("Dreyfus"). A summary of Dreyfus' proxy voting policies and procedures is provided below.

     Dreyfus.

     The Board of each fund in the Dreyfus Family of Funds has delegated to Dreyfus the authority to vote proxies of companies held in the fund's portfolio. Dreyfus, through its participation on Mellon Financial Corporation's Proxy Policy Committee ("MPPC"), applies Mellon's Proxy Voting Policy, related procedures, and voting guidelines when voting proxies on behalf of the funds.

     Dreyfus recognizes that an investment adviser is a fiduciary that owes its clients, including funds it manages, a duty of utmost good faith and full and fair disclosure of all material facts. An investment adviser's duty of loyalty requires an adviser to vote proxies in a manner consistent with the best interest of its clients and precludes the adviser from subrogating the clients' interests to its own. In addition, an investment adviser voting proxies on behalf of a fund must do so in a manner consistent with the best interests of the fund and its shareholders.

     Dreyfus seeks to avoid material conflicts of interest by participating in the MPPC, which applies detailed, pre-determined written proxy voting guidelines (the "Voting Guidelines") in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, the MPPC engages a third party as an independent fiduciary to vote all proxies of funds managed by Mellon or its affiliates (including the Dreyfus Family of Funds), and may engage an independent fiduciary to vote proxies of other issuers at its discretion.

     All proxies received by the funds are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in Mellon's or Dreyfus' policies on specific issues. Items that can be categorized under the Voting Guidelines are voted in accordance with any applicable guidelines or referred to the MPPC, if the applicable guidelines so require. Proposals that cannot be categorized under the Voting Guidelines are referred to the MPPC for discussion and vote. Additionally, the MPPC reviews proposals where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, Dreyfus weighs the cost of voting and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote. With respect to securities lending transactions, the MPPC seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies.

     When evaluating proposals, the MPPC recognizes that the management of a publicly-held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services. In addition, the MPPC generally supports proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors to the extent such proposals are discrete and not bundled with other proposals. The MPPC believes that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its management and voting on matters which properly come to a shareholder vote. However, the MPPC generally opposes proposals designed to insulate an issuer's management unnecessarily from the wishes of a majority of shareholders. Accordingly, the MPPC generally votes in accordance with management on issues that the MPPC believes neither unduly limit the rights and privileges of shareholders nor adversely affect the value of the investment.

     On questions of social responsibility where economic performance does not appear to be an issue, the MPPC attempts to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. The MPPC will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take actions on issues.

     With respect to funds having principal investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, proposals relating to such issues will be evaluated and voted separately by the fund's portfolio manager in accordance with such policies, rather than pursuant to the procedures set forth by the MPPC.

     In evaluating proposals regarding incentive plans and restricted stock plans, the MPPC typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the MPPC evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The MPPC generally votes against proposals that permit or are silent on the repricing or replacement of stock options without shareholder approval or that are silent on repricing and the company has a history of repricing stock options.

GROWTH PORTFOLIO.

     The Manager has delegated proxy voting authority to the Portfolio's Sub-Adviser, Eagle Asset Management ("Eagle") A summary of Eagle's proxy voting policies and procedures is provided below.

     Eagle.

     Eagle generally votes proxies in furtherance of the long-term economic value of the underlying securities. Eagle addresses potential conflicts of interest between Eagle and its clients with regard to a proxy vote primarily by voting proxies in accordance with its predetermined set of guidelines, which are discussed below. On the rare occasion where a portfolio manager may recommend a vote contrary to Eagle's guidelines, Eagle's Compliance Department will review the proxy issue and the recommended vote to ensure that the vote is cast in compliance with Eagle's overriding obligation to vote proxies in the best interests of clients and to avoid conflicts of interest. By limiting the discretionary factor in the proxy voting process, Eagle is confident that potential conflicts of interest will not affect the manner in which proxy voting rights are exercised.

     Eagle's general guidelines include the following approach with regard to certain issues:

- Election of Directors. Eagle generally supports the management slate of directors, although Eagle may withhold its votes if the board has adopted excessive anti-takeover measures.

- Auditors. In the absence of any apparent conflict of interest, Eagle supports management's selection of auditors.

-    Cumulative Voting. Eagle generally supports cumulative voting.

-    Greenmail. Eagle usually supports anti-greenmail proposals.

-    Classified Boards. Eagle generally opposes classified boards.

- Supermajority Provisions. Eagle usually opposes supermajority voting requirements.

- Director Share Ownership. Although Eagle supports share ownership by directors, Eagle will usually vote against proposals requiring directors to own a specific number of shares.

- Employee Stock Ownership Plans/Compensation/Stock Option Plans. Eagle generally evaluates these on a case-by-case basis.

- Social Issues. Eagle votes on social issues with a view toward promoting good corporate citizenship, but recognizing that Eagle cannot require a company to go beyond applicable legal requirements or put itself in a noncompetitive position. Eagle generally supports management's recommendations on social issue proposals.